Registration No. 333-05593
                                                      Registration No. 811-07659
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

         Pre-Effective Amendment No.                                       [ ]


         Post-Effective Amendment No. 35                                   [X]


                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]


         Amendment No. 132                                                 [X]


                        (Check appropriate box or boxes)

                              --------------------

                            SEPARATE ACCOUNT No. 49
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                              --------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                              --------------------



                                   DODIE KENT
                          VICE PRESIDENT AND COUNSEL
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)


                              --------------------

                  Please send copies of all communications to:

                           CHRISTOPHER E. PALMER, ESQ.
                               GOODWIN PROCTER LLP
                            901 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20001

         Approximate Date of Proposed Public Offering:  Continuous.

         It is proposed that this filing will become effective (check appropriate box):

  [ ]    Immediately upon filing pursuant to paragraph (b) of Rule 485.

  [X]    On May 2, 2005 pursuant to paragraph (b)(1)(vii) of Rule 485.

  [ ]    After filing pursuant to paragraph (a)(1) of Rule 485.

  [ ]    On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

         Units of interest in Separate Account under variable annuity contracts.

Accumulator(R)

A combination variable and fixed deferred annuity contract



PROSPECTUS DATED MAY 1, 2005

Please read and keep this Prospectus for future reference. It contains important information that you should know before taking any action under your contract. You should read the prospectuses for each Trust, which contain important information about the portfolios.



--------------------------------------------------------------------------------


WHAT IS THE ACCUMULATOR(R)?

Accumulator(R) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options or fixed maturity options ("investment options").

This contract is no longer available for new purchasers. This Prospectus is designed for current contract owners.




--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
o AXA Aggressive Allocation(1)           o EQ/Caywood-Scholl High Yield Bond(3)
o AXA Conservative Allocation(1)         o EQ/Equity 500 Index
o AXA Conservative-Plus Allocation(1)    o EQ/Evergreen Omega
o AXA Moderate Allocation(1)             o EQ/FI Mid Cap
o AXA Moderate-Plus Allocation(1)        o EQ/FI Small/Mid Cap Value
o AXA Premier VIP Aggressive Equity      o EQ/International Growth(3)
o AXA Premier VIP Core Bond              o EQ/J.P. Morgan Core Bond
o AXA Premier VIP Health Care            o EQ/JP Morgan Value Opportunities
o AXA Premier VIP High Yield             o EQ/Janus Large Cap Growth
o AXA Premier VIP International Equity   o EQ/Lazard Small Cap Value
o AXA Premier VIP Large Cap Core         o EQ/Long Term Bond(3)
  Equity                                 o EQ/Lord Abbett Growth and Income(3)
o AXA Premier VIP Large Cap Growth       o EQ/Lord Abbett Large Cap Core(3)
o AXA Premier VIP Large Cap Value        o EQ/Lord Abbett Mid Cap Value(3)
o AXA Premier VIP Small/Mid Cap          o EQ/Marsico Focus
  Growth                                 o EQ/Mercury Basic Value Equity
o AXA Premier VIP Small/Mid Cap Value    o EQ/Mercury International Value
o AXA Premier VIP Technology             o EQ/Mergers and Acquisitions(3)
o EQ/Alliance Common Stock               o EQ/MFS Emerging Growth Companies
o EQ/Alliance Growth and Income          o EQ/MFS Investors Trust
o EQ/Alliance Intermediate Government    o EQ/Money Market
  Securities                             o EQ/Montag & Caldwell Growth(2)
o EQ/Alliance International              o EQ/PIMCO Real Return(3)
o EQ/Alliance Large Cap Growth(2)        o EQ/Short Duration Bond(3)
o EQ/Alliance Quality Bond               o EQ/Small Company Index
o EQ/Alliance Small Cap Growth           o EQ/Small Company Value(2)
o EQ/Bear Stearns Small Company          o EQ/TCW Equity(2)
  Growth(2)                              o EQ/UBS Growth and Income(2)
o EQ/Bernstein Diversified Value         o EQ/Van Kampen Comstock(3)
o EQ/Boston Advisors Equity Income(2)    o EQ/Van Kampen Emerging Markets
o EQ/Calvert Socially Responsible          Equity(2)
o EQ/Capital Guardian Growth             o EQ/Van Kampen Mid Cap Growth(3)
o EQ/Capital Guardian International      o EQ/Wells Fargo Montgomery Small
o EQ/Capital Guardian Research             Cap(3)
o EQ/Capital Guardian U.S. Equity



(1)   The "AXA Allocation" portfolios.

(2) This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for the option's former name.
(3) Available on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for more information on the new investment option.


You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of Separate Account No. 45 and Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust or AXA Premier VIP Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

You may also alllocate amounts to the fixed maturity options, which is discussed later in this Prospectus.

TYPES OF CONTRACTS. Contracts were offered for use as:


o A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA.

We offer "Rollover IRA" and "Roth Conversion IRA."

o An annuity that is an investment vehicle for a qualified defined contribution plan ("QP").

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA").


A contribution of at least $5,000 was required to purchase an NQ, Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2005, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.



The SEC has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          X01002

                                                                     Oregon only

Contents of this Prospectus

--------------------------------------------------------------------------------


ACCUMULATOR(R)
--------------------------------------------------------------------------------

Index of key words and phrases                                               4

Who is AXA Equitable?                                                        5

How to reach us                                                              6

Accumulator(R) at a glance -- key features                                   8


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FEE TABLE                                                                   10
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Example                                                                     13

Condensed financial Information                                             16




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1. CONTRACT FEATURES AND BENEFITS                                           17
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How you can contribute to your contract                                     17

Owner and annuitant requirements                                            20
How you can make your contributions                                         20

What are your investment options under the contract?                        20
Portfolios of the Trusts                                                    21
Allocating your contributions                                               25

Your benefit base                                                           26
Annuity purchase factors                                                    27
Our baseBUILDER option                                                      27
Guaranteed minimum death benefit                                            29
Your right to cancel within a certain number of days                        30



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        31
--------------------------------------------------------------------------------
Your account value and cash value                                           31
Your contract's value in the variable investment options                    31
Your contract's value in the fixed maturity options                         31

Termination of your contract                                                31




--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG
     INVESTMENT OPTIONS                                                     32
--------------------------------------------------------------------------------
Transferring your account value                                             32
Disruptive transfer activity                                                32

Rebalancing your account value                                              33




----------------------

"We," "our," and "us" refer to AXA Equitable.


When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.


2  Contents of this Prospectus

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4. ACCESSING YOUR MONEY                                                     34
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Withdrawing your account value                                              34
How withdrawals are taken from your account value                           35
How withdrawals affect your guaranteed minimum income benefit
     and guaranteed minimum death benefit                                   35
Loans under Rollover TSA contracts                                          35
Surrendering your contract to receive its cash value                        36
When to expect payments                                                     36
Your annuity payout options                                                 36



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5. CHARGES AND EXPENSES                                                     39
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Charges that AXA Equitable deducts                                          39
Charges that the Trusts deduct                                              40
Group or sponsored arrangements                                             40
Other distribution arrangements                                             41



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 42
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Your beneficiary and payment of benefit                                     42
How death benefit payment is made                                           42
Beneficiary continuation option                                             43



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7. TAX INFORMATION                                                          45
--------------------------------------------------------------------------------
Overview                                                                    45

Contracts that fund a retirement arrangement                                45

Transfers among investment options                                          45
Taxation of nonqualified annuities                                          45
Individual retirement arrangements (IRAs)                                   47
Tax-sheltered annuity contracts (TSAs)                                      56
Federal and state income tax withholding and
     information reporting                                                  59
Special rules for contracts funding qualified plans                         60

Impact of taxes to AXA Equitable                                            60




--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         61
--------------------------------------------------------------------------------
About Separate Account No. 45 and Separate Account No. 49                   61
About the Trusts                                                            61
About our fixed maturity options                                            61
About the general account                                                   62
About other methods of payment                                              62
Dates and prices at which contract events occur                             63
About your voting rights                                                    63
About legal proceedings                                                     64

About our independent registered public accounting firm                     64

Financial statements                                                        64
Transfers of ownership, collateral assignments, loans
     and borrowing                                                          64

Distribution of the contracts                                               64


--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS
     BY REFERENCE                                                           67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I    -- Condensed financial information                                    A-1
II   -- Purchase considerations for QP contracts                           B-1
III  -- Market value adjustment example                                    C-1
IV   -- Guaranteed minimum death benefit example                           D-1

V    -- Hypothetical illustrations                                         E-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                  Contents of this Prospectus  3

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.





   Term                                                Page in
                                                      Prospectus
   5% Roll up to age 80                                       29
   12 month dollar cost averaging                             26
   account value                                              31
   administrative charge                                      39
   Annual Ratchet to age 80                                   29
   annuitant                                                  17
   annuity maturity date                                      38
   annuity payout options                                     36
   annuity purchase factors                                   27
   automatic investment program                               63
   baseBUILDER                                                27
   baseBUILDER Benefit charge                                 40
   beneficiary                                                42
   Beneficiary Continuation Option ("BCO")                    43
   benefit base                                               26
   business day                                               63
   cash value                                                 31
   charges for state premium and other applicable taxes       40
   contract date                                               9
   contract date anniversary                                   9
   contract year                                               9
   contributions to Roth IRAs                                 53
      regular contributions                                   53
      rollover and direct transfers                           53
      conversion contributions                                54
   contributions to traditional IRAs                          47
      regular contributions                                   48
      rollovers and transfers                                 49
   disability, terminal illness or confinement
      to nursing home                                         40
   disruptive transfer activity                               32
   EQAccess                                                    6
   ERISA                                                      36
   fixed maturity options                                     25
   free look                                                  30
   free withdrawal amount                                     39
   general account                                            62
   guaranteed minimum death benefit                           27
   guaranteed minimum income benefit                          27
   IRA                                                     cover
   IRS                                                     cover


   Term                                                Page in
                                                      Prospectus
   investment options                                      cover
   lifetime required minimum distribution withdrawals         35
   loan reserve account                                       36
   loans under Rollover TSA contracts                         35
   lump sum withdrawals                                       34
   market adjusted amount                                     25
   market value adjustment                                    25
   market timing                                              32
   maturity dates                                             25
   maturity value                                             25
   Mortality and expense risks charge                         39
   NQ                                                      cover
   participant                                                20
   portfolio                                               cover
   Principal assurance allocation                             25
   processing office                                           6
   Protection Plus(SM)                                        29
   Protection Plus(SM) charge                                 40
   QP                                                      cover
   rate to maturity                                           25
   Rebalancing                                                33
   Rollover IRA                                            cover
   Rollover TSA                                            cover
   Roth Conversion IRA                                     cover
   Roth IRA                                                cover
   SAI                                                     cover
   SEC                                                     cover
   self-directed allocation                                   25
   Separate Account No. 45 and Separate Account No. 49        61
   substantially equal withdrawals                            34
   Successor owner and annuitant                              43
   systematic withdrawals                                     34
   TOPS                                                        6
   TSA                                                     cover
   traditional IRA                                         cover
   Trusts                                                     61
   unit                                                       31
   variable investment options                                20
   wire transmittals and electronic applications              62
   withdrawal charge                                          39


To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.



 ---------------------------------------------------------------------------
 Prospectus                      Contract or Supplemental Materials
 ---------------------------------------------------------------------------
  fixed maturity options        Guarantee Periods (Guaranteed Fixed
                                Interest Accounts in supplemental materials)
  variable investment options   Investment Funds
  account value                 Annuity Account Value
  rate to maturity              Guaranteed Rates
  unit                          Accumulation Unit
  baseBUILDER                   Guaranteed Minimum Income Benefit
---------------------------------------------------------------------------


4 Index of key words and phrases

Who is AXA Equitable?


--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") (previously, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is a subsidiary of AXA Financial, Inc. AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $598 billion in assets as of December 31, 2004. For over 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



                                                        Who is AXA Equitable?  5

HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.


--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

Accumulator(R)
P.O. Box 13014
Newark, NJ 07188-0014



--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------

Accumulator(R)
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094



--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
REGULAR MAIL:
--------------------------------------------------------------------------------

Accumulator(R)
P.O. Box 1547
Secaucus, NJ 07096-1547



--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
EXPRESS DELIVERY:
--------------------------------------------------------------------------------

Accumulator(R)
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094



--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o written confirmation of financial transactions;


o statement of your contract values at the close of each calendar year and any calendar quarter in which there was a financial transaction; and


o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the guaranteed minimum income benefit, if applicable.


--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
EQACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o your current account value;

o your current allocation percentages;

o the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:


o change your allocation percentages and/or transfer among the investment options;

o elect to receive certain contract statements electronically;

o change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only);

o access Frequently Asked Questions and Service Forms (not available through
  TOPS); and


o  change your EQAccess password (not available through TOPS).


TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account All other clients may access EQAccess by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).


--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);


6  Who is AXA Equitable?

(2) conversion of a traditional IRA to a Roth Conversion IRA;

(3) election of the automatic investment program;

(4) election of the rebalancing program;

(5) requests for loans under Rollover TSA contracts;

(6) spousal consent for loans under Rollover TSA contracts;

(7) requests for withdrawals or surrenders from Rollover TSA contracts;

(8) tax withholding elections;

(9) election of the beneficiary continuation option;

(10) IRA contribution recharacterizations;


(11) certain Section 1035 exchanges;

(12) direct transfers;

(13) exercise of the Guaranteed minimum income benefit; and

(14) death claims.



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options;


(4) contract surrender and withdrawal requests;


(5) general dollar cost averaging; and

(6) 12 month dollar cost averaging.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) general dollar cost averaging;

(3) rebalancing;

(4) 12 month dollar cost averaging;

(5) substantially equal withdrawals;

(6) systematic withdrawals and;

(7) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, all must sign.


                                                        Who is AXA Equitable?  7

Accumulator(R) at a glance -- key features


--------------------------------------------------------------------------------


Professional investment     Accumulator(R)'s variable investment options invest in different portfolios managed by professional
management                  investment advisers.
------------------------------------------------------------------------------------------------------------------------------------
Fixed maturity options      o 10 fixed maturity options ("FMOs") with maturities ranging from approximately 1 to 10 years (subject to availability).
                            o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                            --------------------------------------------------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. If you withdraw or transfer only a portion of a fixed maturity amount, this may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment also applies.
------------------------------------------------------------------------------------------------------------------------------------
Tax considerations          o No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.
                            o No tax on transfers among investment options inside the contract.
                            --------------------------------------------------------------------------------------------------------
                            Annuity contracts that were purchased as an Individual Retirement Annuity (IRA), Tax Sheltered Annuity
                            (TSA) or to fund an employer retirement plan (QP or Qualified Plan) do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before you purchased your contract, you should have considered its features and benefits beyond tax deferral -- as well as its features, benefits and costs relative to any other investment that you may have chosen in connection with your retirement plan or arrangement -- to determine whether it would meet your needs and goals. Depending on your personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
------------------------------------------------------------------------------------------------------------------------------------
baseBUILDER(R) protection   baseBUILDER combines a guaranteed minimum income benefit with a guaranteed minimum death benefit provided under the contract. The guaranteed minimum income benefit provides income protection for you during the annuitant's life once you elect to annuitize the contract. The guaranteed minimum death benefit provides a death benefit for the beneficiary should the annuitant die.
------------------------------------------------------------------------------------------------------------------------------------
Contribution amounts        o Initial minimum:      $5,000
                            o Additional minimum:   $1,000 (NQ, QP and Rollover TSA contracts)
                                                    $100 monthly and $300 quarterly under our automatic investment program
                                                    (NQ contracts)
                                                    $50 (IRA contracts)
                            Maximum contribution limitations may apply. In general, contributions are limited to $1.5 million.
------------------------------------------------------------------------------------------------------------------------------------
Access to your money        o Lump sum withdrawals
                            o Several withdrawal options on a periodic basis
                            o Loans under Rollover TSA contracts
                            o Contract surrender
                              You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty.
------------------------------------------------------------------------------------------------------------------------------------
Payout alternative          o Fixed annuity payout options
                            o Variable Immediate Annuity payout options
                            o Income Manager(R) payout options
------------------------------------------------------------------------------------------------------------------------------------



8 Accumulator(R) at a glance -- key features

Additional features         o Guaranteed minimum death benefit even if you do not elect baseBuilder
                            o Dollar cost averaging
                            o Automatic investment program
                            o Account value rebalancing (quarterly, semiannually and annually)
                            o Free transfers
                            o Waiver of withdrawal charge for disability, terminal illness or confinement to a nursing home
                            o Protection Plus(SM), an optional death benefit available under certain contracts (subject to state availability)
------------------------------------------------------------------------------------------------------------------------------------
Fees and charges            o Daily charges on amounts invested in variable investment options for mortality and expense risks at a current annual rate of 1.35%.
                            o Annual 0.30% benefit base charge for the optional baseBUILDER benefit until you exercise your guaranteed minimum income benefit, elect another annuity payout or the contract date anniversary after the annuitant reaches age 83, whichever occurs first. The annual benefit base charge is 0.15% if the
                              5% roll up to age 70, if available, is elected. The benefit base is described under "Your benefit base" in "Contract features and benefits" later in this Prospectus. If you do not elect baseBUILDER, you still receive a guaranteed minimum death benefit under your contract at no additional charge.
                            o An annual charge of 0.20% of the account value for the Protection Plus(SM) optional death benefit.
                            o No sales charge deducted at the time you make contributions. During the first seven contract years following a contribution, a charge will be deducted from amounts that you withdraw that exceed 15% of your account value. We use the account value at the beginning of each contract year to calculate the
                              15% amount available. The charge begins at 7% in the first contract year following a contribution. It declines by 1% each year to 1% in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution.
                            --------------------------------------------------------------------------------------------------------
                            The "contract date" is the effective date of a contract. This usually is the business day we received the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date appears in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
                             -------------------------------------------------------------------------------------------------------
                            o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuity payout option.
                            o We deduct a $350 annuity administrative fee from amounts applied to purchase the Variable Immediate
                              Annuity payout options.
                            o Annual expenses of the Trusts' portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.10% to 1.20%
                              annually, 12b-1 fees of 0.25% annually and other expenses.
------------------------------------------------------------------------------------------------------------------------------------
Annuitant issue ages        NQ: 0-83
                            Rollover IRA, Roth Conversion
                            IRA, and Rollover TSA: 20-83
                            QP: 20-75
------------------------------------------------------------------------------------------------------------------------------------


THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES, RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.


For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions.


OTHER CONTRACTS


We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about any of the AXA Equitable annuity contracts.



                                    Accumulator(R) at a glance -- key features 9

Fee table

--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.


The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.


------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions with-
drawn (deducted if you surrender your contract, make certain
withdrawals or apply your cash value to certain payout options).(1)                        7.00%
Charge if you elect a Variable Immediate Annuity payout option                             $350
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risks                                                                1.10%
Administrative                                                                             0.25%
                                                                                           ----
Total annual expenses                                                                      1.35%

------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value each year if you elect the optional benefit
------------------------------------------------------------------------------------------------------------------------------------
baseBUILDER benefit charge(2) (calculated as a percentage of the applicable benefit base. Deducted annually on each contract date
anniversary for which the benefit is in effect)                                            0.30%
------------------------------------------------------------------------------------------------------------------------------------
Protection Plus(SM) benefit charge (calculated as a percentage of the account value. Deducted annually on each contract date anniver-
sary for which the benefit is in effect)                                                   0.20%
------------------------------------------------------------------------------------------------------------------------------------



10 Fee table

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.





-----------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
-----------------------------------------------------------------------------------------------------

Total Annual Portfolio Operating Expenses for 2004 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or   ----      ----
other expenses)(3)                                                                  0.55%      7.61%




This table shows the fees and expenses for 2004 as an annual percentage of each
Portfolio's daily average net assets.
----------------------------------------------------------------------------------
                                            Manage-      12b-1         Other
 Portfolio Name                           ment Fees(4)   Fees(5)   Expenses (6)
----------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------
AXA Aggressive Allocation                  0.10%          0.25%     0.29%
AXA Conservative Allocation                0.10%          0.25%     0.41%
AXA Conservative-Plus Allocation           0.10%          0.25%     0.30%
AXA Moderate Allocation                    0.10%          0.25%     0.16%
AXA Moderate-Plus Allocation               0.10%          0.25%     0.20%
AXA Premier VIP Aggressive Equity          0.62%          0.25%     0.18%
AXA Premier VIP Core Bond                  0.60%          0.25%     0.20%
AXA Premier VIP Health Care                1.20%          0.25%     0.40%
AXA Premier VIP High Yield                 0.58%          0.25%     0.18%
AXA Premier VIP International Equity       1.05%          0.25%     0.50%
AXA Premier VIP Large Cap Core Equity      0.90%          0.25%     0.32%
AXA Premier VIP Large Cap Growth           0.90%          0.25%     0.26%
AXA Premier VIP Large Cap Value            0.90%          0.25%     0.25%
AXA Premier VIP Small/Mid Cap Growth       1.10%          0.25%     0.25%
AXA Premier VIP Small/Mid Cap Value        1.10%          0.25%     0.25%
AXA Premier VIP Technology                 1.20%          0.25%     0.40%
----------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------
EQ/Alliance Common Stock                   0.47%          0.25%     0.05%
EQ/Alliance Growth and Income              0.56%          0.25%     0.05%
EQ/Alliance Intermediate Government Secu-
 rities                                    0.50%          0.25%     0.06%
EQ/Alliance International                  0.73%          0.25%     0.12%
EQ/Alliance Large Cap Growth*              0.90%          0.25%     0.05%
EQ/Alliance Quality Bond                   0.50%          0.25%     0.06%
EQ/Alliance Small Cap Growth               0.75%          0.25%     0.06%
EQ/Bear Stearns Small Company Growth*      1.00%          0.25%     0.18%
EQ/Bernstein Diversified Value             0.63%          0.25%     0.07%
EQ/Boston Advisors Equity Income*          0.75%          0.25%     0.21%
EQ/Calvert Socially Responsible            0.65%          0.25%     0.29%
EQ/Capital Guardian Growth                 0.65%          0.25%     0.09%
EQ/Capital Guardian International          0.85%          0.25%     0.17%
EQ/Capital Guardian Research               0.65%          0.25%     0.05%
EQ/Capital Guardian U.S. Equity            0.65%          0.25%     0.05%
EQ/Caywood-Scholl High Yield Bond          0.60%          0.25%     0.12%
EQ/Equity 500 Index                        0.25%          0.25%     0.05%
EQ/Evergreen Omega                         0.65%          0.25%     0.11%
EQ/FI Mid Cap                              0.70%          0.25%     0.06%
EQ/FI Small/Mid Cap Value                  0.74%          0.25%     0.08%
EQ/International Growth                    0.85%          0.25%     0.22%
EQ/J.P. Morgan Core Bond                   0.44%          0.25%     0.06%
EQ/JP Morgan Value Opportunities           0.60%          0.25%     0.10%
EQ/Janus Large Cap Growth                  0.90%          0.25%     0.08%
EQ/Lazard Small Cap Value                  0.75%          0.25%     0.05%
EQ/Long Term Bond                          0.50%          0.25%     0.25%
----------------------------------------------------------------------------------



This table shows the fees and expenses for 2004 as an annual percentage of each Portfolio's daily average net assets.



                                          Under-      Total Annual
                                          lying        Expenses       Fee Waivers        Net Total
                                         Portfolio       (Before     and/or Expense   Annual Expenses
                                         Fees and       Expense       Reimburse-      After Expense
 Portfolio Name                         Expenses(7)    Limitation)      ments(8)        Limitations
 AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                  0.99%         1.63%          (0.29)%          1.34%
AXA Conservative Allocation                0.75%         1.51%          (0.41)%          1.10%
AXA Conservative-Plus Allocation           0.80%         1.45%          (0.30)%          1.15%
AXA Moderate Allocation                    0.83%         1.34%          (0.16)%          1.18%
AXA Moderate-Plus Allocation               1.02%         1.57%          (0.20)%          1.37%
AXA Premier VIP Aggressive Equity            --          1.05%             --            1.05%
AXA Premier VIP Core Bond                    --          1.05%          (0.10)%          0.95%
AXA Premier VIP Health Care                  --          1.85%           0.00%           1.85%
AXA Premier VIP High Yield                   --          1.01%             --            1.01%
AXA Premier VIP International Equity         --          1.80%           0.00%           1.80%
AXA Premier VIP Large Cap Core Equity        --          1.47%          (0.12)%          1.35%
AXA Premier VIP Large Cap Growth             --          1.41%          (0.06)%          1.35%
AXA Premier VIP Large Cap Value              --          1.40%          (0.05)%          1.35%
AXA Premier VIP Small/Mid Cap Growth         --          1.60%           0.00%           1.60%
AXA Premier VIP Small/Mid Cap Value          --          1.60%           0.00%           1.60%
AXA Premier VIP Technology                   --          1.85%           0.00%           1.85%
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                     --          0.77%             --            0.77%
EQ/Alliance Growth and Income                --          0.86%             --            0.86%
EQ/Alliance Intermediate Government Secu-
 rities                                      --          0.81%             --            0.81%
EQ/Alliance International                    --          1.10%           0.00%           1.10%
EQ/Alliance Large Cap Growth*                --          1.20%          (0.10)%          1.10%
EQ/Alliance Quality Bond                     --          0.81%             --            0.81%
EQ/Alliance Small Cap Growth                 --          1.06%             --            1.06%
EQ/Bear Stearns Small Company Growth*        --          1.43%          (0.13)%          1.30%
EQ/Bernstein Diversified Value               --          0.95%           0.00%           0.95%
EQ/Boston Advisors Equity Income*            --          1.21%          (0.16)%          1.05%
EQ/Calvert Socially Responsible              --          1.19%          (0.14)%          1.05%
EQ/Capital Guardian Growth                   --          0.99%          (0.04)%          0.95%
EQ/Capital Guardian International            --          1.27%          (0.07)%          1.20%
EQ/Capital Guardian Research                 --          0.95%           0.00%           0.95%
EQ/Capital Guardian U.S. Equity              --          0.95%           0.00%           0.95%
EQ/Caywood-Scholl High Yield Bond            --          0.97%          (0.12)%          0.85%
EQ/Equity 500 Index                          --          0.55%             --            0.55%
EQ/Evergreen Omega                           --          1.01%          (0.06)%          0.95%
EQ/FI Mid Cap                                --          1.01%          (0.01)%          1.00%
EQ/FI Small/Mid Cap Value                    --          1.07%           0.00%           1.07%
EQ/International Growth                      --          1.32%           0.00%           1.32%
EQ/J.P. Morgan Core Bond                     --          0.75%           0.00%           0.75%
EQ/JP Morgan Value Opportunities             --          0.95%           0.00%           0.95%
EQ/Janus Large Cap Growth                    --          1.23%          (0.08)%          1.15%
EQ/Lazard Small Cap Value                    --          1.05%           0.00%           1.05%
EQ/Long Term Bond                            --          1.00%           0.00%           1.00%
---------------------------------------------------------------------------------------------------------


                                                                    Fee table 11

---------------------------------------------------------------------------------------------------------
                                            Manage-      12b-1         Other
 Portfolio Name                           ment Fees(4)   Fees(5)     Expenses (6)
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income            0.65%          0.25%       0.19%
EQ/Lord Abbett Large Cap Core               0.65%          0.25%       0.19%
EQ/Lord Abbett Mid Cap Value                0.70%          0.25%       0.19%
EQ/Marsico Focus                            0.88%          0.25%       0.06%
EQ/Mercury Basic Value Equity               0.58%          0.25%       0.05%
EQ/Mercury International Value              0.85%          0.25%       0.15%
EQ/Mergers and Acquisitions                 0.90%          0.25%       1.21%
EQ/MFS Emerging Growth Companies            0.65%          0.25%       0.06%
EQ/MFS Investors Trust                      0.60%          0.25%       0.10%
EQ/Money Market                             0.34%          0.25%       0.05%
EQ/Montag & Caldwell Growth*                0.75%          0.25%       0.12%
EQ/PIMCO Real Return                        0.55%          0.25%       0.20%
EQ/Short Duration Bond                      0.45%          0.25%       0.52%
EQ/Small Company Index                      0.25%          0.25%       0.13%
EQ/Small Company Value*                     0.80%          0.25%       0.12%
EQ/TCW Equity*                              0.80%          0.25%       0.12%
EQ/UBS Growth and Income*                   0.75%          0.25%       0.16%
EQ/Van Kampen Comstock                      0.65%          0.25%       0.19%
EQ/Van Kampen Emerging Markets Equity*      1.15%          0.25%       0.40%
EQ/Van Kampen Mid Cap Growth                0.70%          0.25%       0.19%
EQ/Wells Fargo Montgomery Small Cap         0.85%          0.25%       6.51%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                             Under-      Total Annual
                                             lying        Expenses       Fee Waivers        Net Total
                                           Portfolio       (Before     and/or Expense   Annual Expenses
                                            Fees and       Expense       Reimburse-      After Expense
 Portfolio Name                           Expenses(7)    Limitation)      ments(8)        Limitations
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income               --            1.09%          (0.09)%          1.00%
EQ/Lord Abbett Large Cap Core                  --            1.09%          (0.09)%          1.00%
EQ/Lord Abbett Mid Cap Value                   --            1.14%          (0.09)%          1.05%
EQ/Marsico Focus                               --            1.19%          (0.04)%          1.15%
EQ/Mercury Basic Value Equity                  --            0.88%           0.00%           0.88%
EQ/Mercury International Value                 --            1.25%           0.00%           1.25%
EQ/Mergers and Acquisitions                    --            2.36%          (0.91)%          1.45%
EQ/MFS Emerging Growth Companies               --            0.96%             --            0.96%
EQ/MFS Investors Trust                         --            0.95%           0.00%           0.95%
EQ/Money Market                                --            0.64%             --            0.64%
EQ/Montag & Caldwell Growth*                   --            1.12%           0.00%           1.12%
EQ/PIMCO Real Return                           --            1.00%          (0.35)%          0.65%
EQ/Short Duration Bond                         --            1.22%          (0.57)%          0.65%
EQ/Small Company Index                         --            0.63%           0.00%           0.63%
EQ/Small Company Value*                        --            1.17%           0.00%           1.17%
EQ/TCW Equity*                                 --            1.17%          (0.02)%          1.15%
EQ/UBS Growth and Income*                      --            1.16%          (0.11)%          1.05%
EQ/Van Kampen Comstock                         --            1.09%          (0.09)%          1.00%
EQ/Van Kampen Emerging Markets Equity*         --            1.80%           0.00%           1.80%
EQ/Van Kampen Mid Cap Growth                   --            1.14%          (0.09)%          1.05%
EQ/Wells Fargo Montgomery Small Cap            --            7.61%          (6.33)%          1.28%
---------------------------------------------------------------------------------------------------------




* This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for the option's former name.

Notes:


(1) Deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which     Contract
   you make the withdrawal or surrender your contract. For each contribution, we con-      Year
   sider the contract year in which we receive that contribution to be "contract year 1")  1...........7.00%
                                                                                           2...........6.00%
                                                                                           3...........5.00%
                                                                                           4...........4.00%
                                                                                           5...........3.00%
                                                                                           6...........2.00%
                                                                                           7...........1.00%
                                                                                           8+..........0.00%

(2) The baseBUILDER benefit charge is 0.15% if the 5% roll up to age 70 was elected.

(3) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2004 and for the underlying portfolios.

(4) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's shareholders. See footnote (8) for any expense limitation agreement information.

(5) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts.

(6) Other expenses shown are those incurred in 2004. The amounts shown as "Other
    Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreement information.

(7) The AXA Allocation variable investment options invest in corresponding portfolios of the AXA Premier VIP Trust. Each AXA Allocation portfolio in turn invests in shares of other portfolios of the EQ Advisors Trust and AXA
    Premier VIP Trust (the "underlying portfolios"). Amounts shown reflect each
    AXA Allocation portfolio's pro rata share of the fees and expenses of the various underlying portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocation as of 12/31/04. A "--" indicates that the listed portfolio does not invest in underlying portfolios, i.e., it is not an allocation portfolio.

(8) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain
    Portfolios, which are effective through April 30, 2006. Under these agreements AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the Prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of EQ Advisors
    Trust Portfolio and AXA Premier VIP Trust Portfolio is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:





 Portfolio Name
------------------------------------------------
   AXA Moderate Allocation                 1.17%
------------------------------------------------
   AXA Premier VIP Aggressive Equity       0.93%
------------------------------------------------
   AXA Premier VIP Health Care             1.81%
------------------------------------------------
   AXA Premier VIP International Equity    1.75%
------------------------------------------------


12 Fee table

 Portfolio Name
------------------------------------------------
   AXA Premier VIP Large Cap Core Equity   1.32%
------------------------------------------------
   AXA Premier VIP Large Cap Growth        1.30%
------------------------------------------------
   AXA Premier VIP Large Cap Value         1.21%
------------------------------------------------
   AXA Premier VIP Small/Mid Cap Growth    1.50%
------------------------------------------------
   AXA Premier VIP Small/Mid Cap Value     1.54%
------------------------------------------------
   AXA Premier VIP Technology              1.75%
------------------------------------------------
   EQ/Alliance Common Stock                0.68%
------------------------------------------------
   EQ/Alliance Growth and Income           0.80%
------------------------------------------------
   EQ/Alliance International               1.08%
------------------------------------------------
   EQ/Alliance Large Cap Growth            1.04%
------------------------------------------------
   EQ/Alliance Small Cap Growth            0.98%
------------------------------------------------
   EQ/Calvert Socially Responsible         1.00%
------------------------------------------------
   EQ/Capital Guardian Growth              0.67%
------------------------------------------------
   EQ/Capital Guardian International       1.17%
------------------------------------------------
   EQ/Capital Guardian Research            0.90%
------------------------------------------------
   EQ/Capital Guardian U.S. Equity         0.93%
------------------------------------------------
   EQ/Evergreen Omega                      0.57%
------------------------------------------------
   EQ/FI Mid Cap                           0.96%
------------------------------------------------
   EQ/FI Small/Mid Cap Value               1.05%
------------------------------------------------
   EQ/JP Morgan Value Opportunities        0.76%
------------------------------------------------
   EQ/Lazard Small Cap Value               0.86%
------------------------------------------------
   EQ/Marsico Focus                        1.12%
------------------------------------------------
   EQ/Mercury Basic Value Equity           0.86%
------------------------------------------------
   EQ/Mercury International Value          1.18%
------------------------------------------------
   EQ/MFS Emerging Growth Companies        0.91%
------------------------------------------------
   EQ/MFS Investors Trust                  0.91%
------------------------------------------------
   EQ/Small Company Value                  1.16%
------------------------------------------------
   EQ/TCW Equity                           1.14%
------------------------------------------------
   EQ/Van Kampen Emerging Markets Equity   1.75%
------------------------------------------------
   EQ/Wells Fargo Montgomery Small Cap     1.26%
------------------------------------------------



EXAMPLE


This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The example below shows the expenses that a hypothetical contract owner, who has elected baseBUILDER and Protection Plus(SM) would pay in the situations illustrated. Since the Protection Plus(SM) feature only applies under certain contracts, expenses would be lower for contracts that do not have Protection Plus(SM).


The fixed maturity options and the 12 month dollar cost averaging program are not covered by the example. However, the withdrawal charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.


The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                                                    Fee table 13

                                                      If you surrender your contract at the end of the
                                                                   applicable time period
---------------------------------------------------------------------------------------------------------
                                                   1 year        3 years        5 years        10 years
                                            -------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        $ 1,065.40     $ 1,614.51     $ 2,188.71     $ 3,939.57
AXA Conservative Allocation                      $ 1,052.80     $ 1,577.43     $ 2,128.18     $ 3,825.66
AXA Conservative-Plus Allocation                 $ 1,046.50     $ 1,558.85     $ 2,097.80     $ 3,768.16
AXA Moderate Allocation                          $ 1,034.74     $ 1,524.11     $ 2,040.87     $ 3,659.88
AXA Moderate-Plus Allocation                     $ 1,059.10     $ 1,595.98     $ 2,158.49     $ 3,882.79
AXA Premier VIP Aggressive Equity                $ 1,004.50     $ 1,434.39     $ 1,893.21     $ 3,375.64
AXA Premier VIP Core Bond                        $ 1,004.50     $ 1,434.39     $ 1,893.21     $ 3,375.64
AXA Premier VIP Health Care                      $ 1,088.50     $ 1,682.25     $ 2,298.86     $ 4,144.78
AXA Premier VIP High Yield                       $ 1,000.30     $ 1,421.89     $ 1,872.55     $ 3,335.50
AXA Premier VIP International Equity             $ 1,083.25     $ 1,666.88     $ 2,273.92     $ 4,098.55
AXA Premier VIP Large Cap Core Equity            $ 1,048.60     $ 1,565.04     $ 2,107.94     $ 3,787.37
AXA Premier VIP Large Cap Growth                 $ 1,042.30     $ 1,546.45     $ 2,077.50     $ 3,729.64
AXA Premier VIP Large Cap Value                  $ 1,041.25     $ 1,543.35     $ 2,072.42     $ 3,719.98
AXA Premier VIP Small/Mid Cap Growth             $ 1,062.25     $ 1,605.25     $ 2,173.61     $ 3,911.23
AXA Premier VIP Small/Mid Cap Value              $ 1,062.25     $ 1,605.25     $ 2,173.61     $ 3,911.23
AXA Premier VIP Technology                       $ 1,088.50     $ 1,682.25     $ 2,298.86     $ 4,144.78
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         $   975.10     $ 1,346.64     $ 1,747.87     $ 3,091.12
EQ/Alliance Growth and Income                    $   984.55     $ 1,374.90     $ 1,794.78     $ 3,183.46
EQ/Alliance Intermediate Government Securities   $   979.30     $ 1,359.21     $ 1,768.74     $ 3,132.27
EQ/Alliance International                        $ 1,009.75     $ 1,450.01     $ 1,918.98     $ 3,425.60
EQ/Alliance Large Cap Growth*                    $ 1,020.25     $ 1,481.19     $ 1,970.35     $ 3,524.74
EQ/Alliance Quality Bond                         $   979.30     $ 1,359.21     $ 1,768.74     $ 3,132.27
EQ/Alliance Small Cap Growth                     $ 1,005.55     $ 1,437.52     $ 1,898.37     $ 3,385.66
EQ/Bear Stearns Small Company Growth*            $ 1,044.40     $ 1,552.65     $ 2,087.65     $ 3,748.92
EQ/Bernstein Diversified Value                   $   994.00     $ 1,403.11     $ 1,841.50     $ 3,274.96
EQ/Boston Advisors Equity Income*                $ 1,021.30     $ 1,484.30     $ 1,975.47     $ 3,534.60
EQ/Calvert Socially Responsible                  $ 1,019.20     $ 1,478.07     $ 1,965.22     $ 3,514.87
EQ/Capital Guardian Growth                       $   998.20     $ 1,415.63     $ 1,862.21     $ 3,315.36
EQ/Capital Guardian International                $ 1,027.60     $ 1,502.98     $ 2,006.17     $ 3,593.53
EQ/Capital Guardian Research                     $   994.00     $ 1,403.11     $ 1,841.50     $ 3,274.96
EQ/Capital Guardian U.S. Equity                  $   994.00     $ 1,403.11     $ 1,841.50     $ 3,274.96
EQ/Caywood-Scholl High Yield Bond                $   996.10     $ 1,409.37     $ 1,851.86     $ 3,295.18
EQ/Equity 500 Index                              $   952.00     $ 1,277.33     $ 1,632.43     $ 2,861.77
EQ/Evergreen Omega                               $ 1,000.30     $ 1,421.89     $ 1,872.55     $ 3,335.50
EQ/FI Mid Cap                                    $ 1,000.30     $ 1,421.89     $ 1,872.55     $ 3,335.50
EQ/FI Small/Mid Cap Value                        $ 1,006.60     $ 1,440.64     $ 1,903.52     $ 3,395.66
EQ/International Growth                          $ 1,032.85     $ 1,518.52     $ 2,031.70     $ 3,642.37
EQ/J.P. Morgan Core Bond                         $   973.00     $ 1,340.35     $ 1,737.42     $ 3,070.48
EQ/JP Morgan Value Opportunities                 $   994.00     $ 1,403.11     $ 1,841.50     $ 3,274.96
EQ/Janus Large Cap Growth                        $ 1,023.40     $ 1,490.53     $ 1,985.71     $ 3,554.28
---------------------------------------------------------------------------------------------------------








                                                            If you annuitize at the end of the
                                                                  applicable time period
---------------------------------------------------------------------------------------------------------
                                                   1 year        3 years        5 years        10 years
                                            -------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        $ 715.40     $ 1,464.51     $ 2,238.71     $ 4,289.57
AXA Conservative Allocation                      $ 702.80     $ 1,427.43     $ 2,178.18     $ 4,175.66
AXA Conservative-Plus Allocation                 $ 696.50     $ 1,408.85     $ 2,147.80     $ 4,118.16
AXA Moderate Allocation                          $ 684.74     $ 1,374.11     $ 2,090.87     $ 4,009.88
AXA Moderate-Plus Allocation                     $ 709.10     $ 1,445.98     $ 2,208.49     $ 4,232.79
AXA Premier VIP Aggressive Equity                $ 654.50     $ 1,284.39     $ 1,943.21     $ 3,725.64
AXA Premier VIP Core Bond                        $ 654.50     $ 1,284.39     $ 1,943.21     $ 3,725.64
AXA Premier VIP Health Care                      $ 738.50     $ 1,532.25     $ 2,348.86     $ 4,494.78
AXA Premier VIP High Yield                       $ 650.30     $ 1,271.89     $ 1,922.55     $ 3,685.50
AXA Premier VIP International Equity             $ 733.25     $ 1,516.88     $ 2,323.92     $ 4,448.55
AXA Premier VIP Large Cap Core Equity            $ 698.60     $ 1,415.04     $ 2,157.94     $ 4,137.37
AXA Premier VIP Large Cap Growth                 $ 692.30     $ 1,396.45     $ 2,127.50     $ 4,079.64
AXA Premier VIP Large Cap Value                  $ 691.25     $ 1,393.35     $ 2,122.42     $ 4,069.98
AXA Premier VIP Small/Mid Cap Growth             $ 712.25     $ 1,455.25     $ 2,223.61     $ 4,261.23
AXA Premier VIP Small/Mid Cap Value              $ 712.25     $ 1,455.25     $ 2,223.61     $ 4,261.23
AXA Premier VIP Technology                       $ 738.50     $ 1,532.25     $ 2,348.86     $ 4,494.78
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         $ 625.10     $ 1,196.64     $ 1,797.87     $ 3,441.12
EQ/Alliance Growth and Income                    $ 634.55     $ 1,224.90     $ 1,844.78     $ 3,533.46
EQ/Alliance Intermediate Government Securities   $ 629.30     $ 1,209.21     $ 1,818.74     $ 3,482.27
EQ/Alliance International                        $ 659.75     $ 1,300.01     $ 1,968.98     $ 3,775.60
EQ/Alliance Large Cap Growth*                    $ 670.25     $ 1,331.19     $ 2,020.35     $ 3,874.74
EQ/Alliance Quality Bond                         $ 629.30     $ 1,209.21     $ 1,818.74     $ 3,482.27
EQ/Alliance Small Cap Growth                     $ 655.55     $ 1,287.52     $ 1,948.37     $ 3,735.66
EQ/Bear Stearns Small Company Growth*            $ 694.40     $ 1,402.65     $ 2,137.65     $ 4,098.92
EQ/Bernstein Diversified Value                   $ 644.00     $ 1,253.11     $ 1,891.50     $ 3,624.96
EQ/Boston Advisors Equity Income*                $ 671.30     $ 1,334.30     $ 2,025.47     $ 3,884.60
EQ/Calvert Socially Responsible                  $ 669.20     $ 1,328.07     $ 2,015.22     $ 3,864.87
EQ/Capital Guardian Growth                       $ 648.20     $ 1,265.63     $ 1,912.21     $ 3,665.36
EQ/Capital Guardian International                $ 677.60     $ 1,352.98     $ 2,056.17     $ 3,943.53
EQ/Capital Guardian Research                     $ 644.00     $ 1,253.11     $ 1,891.50     $ 3,624.96
EQ/Capital Guardian U.S. Equity                  $ 644.00     $ 1,253.11     $ 1,891.50     $ 3,624.96
EQ/Caywood-Scholl High Yield Bond                $ 646.10     $ 1,259.37     $ 1,901.86     $ 3,645.18
EQ/Equity 500 Index                              $ 602.00     $ 1,127.33     $ 1,682.43     $ 3,211.77
EQ/Evergreen Omega                               $ 650.30     $ 1,271.89     $ 1,922.55     $ 3,685.50
EQ/FI Mid Cap                                    $ 650.30     $ 1,271.89     $ 1,922.55     $ 3,685.50
EQ/FI Small/Mid Cap Value                        $ 656.60     $ 1,290.64     $ 1,953.52     $ 3,745.66
EQ/International Growth                          $ 682.85     $ 1,368.52     $ 2,081.70     $ 3,992.37
EQ/J.P. Morgan Core Bond                         $ 623.00     $ 1,190.35     $ 1,787.42     $ 3,420.48
EQ/JP Morgan Value Opportunities                 $ 644.00     $ 1,253.11     $ 1,891.50     $ 3,624.96
EQ/Janus Large Cap Growth                        $ 673.40     $ 1,340.53     $ 2,035.71     $ 3,904.28

---------------------------------------------------------------------------------------------------------



                                               If you do not surrender your contract at the end of the
                                                            applicable time period
---------------------------------------------------------------------------------------------------------
                                                 1 year        3 years        5 years         10 years
                                            -------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
---------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                       $ 365.40      $ 1,114.51     $ 1,888.71      $ 3,939.57
AXA Conservative Allocation                     $ 352.80      $ 1,077.43     $ 1,828.18      $ 3,825.66
AXA Conservative-Plus Allocation                $ 346.50      $ 1,058.85     $ 1,797.80      $ 3,768.16
AXA Moderate Allocation                         $ 334.74      $ 1,024.11     $ 1,740.87      $ 3,659.88
AXA Moderate-Plus Allocation                    $ 359.10      $ 1,095.98     $ 1,858.49      $ 3,882.79
AXA Premier VIP Aggressive Equity               $ 304.50      $   934.39     $ 1,593.21      $ 3,375.64
AXA Premier VIP Core Bond                       $ 304.50      $   934.39     $ 1,593.21      $ 3,375.64
AXA Premier VIP Health Care                     $ 388.50      $ 1,182.25     $ 1,998.86      $ 4,144.78
AXA Premier VIP High Yield                      $ 300.30      $   921.89     $ 1,572.55      $ 3,335.50
AXA Premier VIP International Equity            $ 383.25      $ 1,166.88     $ 1,973.92      $ 4,098.55
AXA Premier VIP Large Cap Core Equity           $ 348.60      $ 1,065.04     $ 1,807.94      $ 3,787.37
AXA Premier VIP Large Cap Growth                $ 342.30      $ 1,046.45     $ 1,777.50      $ 3,729.64
AXA Premier VIP Large Cap Value                 $ 341.25      $ 1,043.35     $ 1,772.42      $ 3,719.98
AXA Premier VIP Small/Mid Cap Growth            $ 362.25      $ 1,105.25     $ 1,873.61      $ 3,911.23
AXA Premier VIP Small/Mid Cap Value             $ 362.25      $ 1,105.25     $ 1,873.61      $ 3,911.23
AXA Premier VIP Technology                      $ 388.50      $ 1,182.25     $ 1,998.86      $ 4,144.78
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                        $ 275.10      $   846.64     $ 1,447.87      $ 3,091.12
EQ/Alliance Growth and Income                   $ 284.55      $   874.90     $ 1,494.78      $ 3,183.46
EQ/Alliance Intermediate Government             $ 279.30      $   859.21     $ 1,468.74      $ 3,132.27
 Securities
EQ/Alliance International                       $ 309.75      $   950.01     $ 1,618.98      $ 3,425.60
EQ/Alliance Large Cap Growth*                   $ 320.25      $   981.19     $ 1,670.35      $ 3,524.74
EQ/Alliance Quality Bond                        $ 279.30      $   859.21     $ 1,468.74      $ 3,132.27
EQ/Alliance Small Cap Growth                    $ 305.55      $   937.52     $ 1,598.37      $ 3,385.66
EQ/Bear Stearns Small Company Growth*           $ 344.40      $ 1,052.65     $ 1,787.65      $ 3,748.92
EQ/Bernstein Diversified Value                  $ 294.00      $   903.11     $ 1,541.50      $ 3,274.96
EQ/Boston Advisors Equity Income*               $ 321.30      $   984.30     $ 1,675.47      $ 3,534.60
EQ/Calvert Socially Responsible                 $ 319.20      $   978.07     $ 1,665.22      $ 3,514.87
EQ/Capital Guardian Growth                      $ 298.20      $   915.63     $ 1,562.21      $ 3,315.36
EQ/Capital Guardian International               $ 327.60      $ 1,002.98     $ 1,706.17      $ 3,593.53
EQ/Capital Guardian Research                    $ 294.00      $   903.11     $ 1,541.50      $ 3,274.96
EQ/Capital Guardian U.S. Equity                 $ 294.00      $   903.11     $ 1,541.50      $ 3,274.96
EQ/Caywood-Scholl High Yield Bond               $ 296.10      $   909.37     $ 1,551.86      $ 3,295.18
EQ/Equity 500 Index                             $ 252.00      $   777.33     $ 1,332.43      $ 2,861.77
EQ/Evergreen Omega                              $ 300.30      $   921.89     $ 1,572.55      $ 3,335.50
EQ/FI Mid Cap                                   $ 300.30      $   921.89     $ 1,572.55      $ 3,335.50
EQ/FI Small/Mid Cap Value                       $ 306.60      $   940.64     $ 1,603.52      $ 3,395.66
EQ/International Growth                         $ 332.85      $ 1,018.52     $ 1,731.70      $ 3,642.37
EQ/J.P. Morgan Core Bond                        $ 273.00      $   840.35     $ 1,437.42      $ 3,070.48
EQ/JP Morgan Value Opportunities                $ 294.00      $   903.11     $ 1,541.50      $ 3,274.96
EQ/Janus Large Cap Growth                       $ 323.40      $   990.53     $ 1,685.71      $ 3,554.28
---------------------------------------------------------------------------------------------------------


14 Fee table

                                                   If you surrender your contract at the end of the
                                                              applicable time period
---------------------------------------------------------------------------------------------------------
                                                 1 year        3 years        5 years         10 years
                                            -------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                      $ 1,004.50     $ 1,434.39     $ 1,893.21     $ 3,375.64
EQ/Long Term Bond                              $   999.25     $ 1,418.76     $ 1,867.38     $ 3,325.43
EQ/Lord Abbett Growth and Income               $ 1,008.70     $ 1,446.89     $ 1,913.83     $ 3,415.63
EQ/Lord Abbett Large Cap Core                  $ 1,008.70     $ 1,446.89     $ 1,913.83     $ 3,415.63
EQ/Lord Abbett Mid Cap Value                   $ 1,013.95     $ 1,462.49     $ 1,939.55     $ 3,465.38
EQ/Marsico Focus                               $ 1,019.20     $ 1,478.07     $ 1,965.22     $ 3,514.87
EQ/Mercury Basic Value Equity                  $   986.65     $ 1,381.18     $ 1,805.18     $ 3,203.87
EQ/Mercury International Value                 $ 1,025.50     $ 1,496.75     $ 1,995.95     $ 3,573.93
EQ/Mergers and Acquisitions                    $ 1,142.05     $ 1,838.05     $ 2,550.15     $ 4,602.75
EQ/MFS Emerging Growth Companies               $   995.05     $ 1,406.24     $ 1,846.68     $ 3,285.08
EQ/MFS Investors Trust                         $   994.00     $ 1,403.11     $ 1,841.50     $ 3,274.96
EQ/Money Market                                $   961.45     $ 1,305.72     $ 1,679.79     $ 2,956.22
EQ/Montag & Caldwell Growth*                   $ 1,011.85     $ 1,456.25     $ 1,929.27     $ 3,445.51
EQ/PIMCO Real Return                           $   999.25     $ 1,418.76     $ 1,867.38     $ 3,325.43
EQ/Short Duration Bond                         $ 1,022.35     $ 1,487.42     $ 1,980.59     $ 3,544.44
EQ/Small Company Index                         $   960.40     $ 1,302.57     $ 1,674.53     $ 2,945.77
EQ/Small Company Value*                        $ 1,017.10     $ 1,471.84     $ 1,954.96     $ 3,495.10
EQ/TCW Equity*                                 $ 1,017.10     $ 1,471.84     $ 1,954.96     $ 3,495.10
EQ/UBS Growth and Income*                      $ 1,016.05     $ 1,468.72     $ 1,949.83     $ 3,485.20
EQ/Van Kampen Comstock                         $ 1,008.70     $ 1,446.89     $ 1,913.83     $ 3,415.63
EQ/Van Kampen Emerging Markets Equity*         $ 1,083.25     $ 1,666.88     $ 2,273.92     $ 4,098.55
EQ/Van Kampen Mid Cap Growth                   $ 1,013.95     $ 1,462.49     $ 1,939.55     $ 3,465.38
EQ/Wells Fargo Montgomery Small Cap            $ 1,693.30     $ 3,344.41     $ 4,828.49     $ 8,103.57
---------------------------------------------------------------------------------------------------------




                                                            If you annuitize at the end of the
                                                                  applicable time period
---------------------------------------------------------------------------------------------------------
                                                   1 year        3 years        5 years        10 years
                                            -------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                      $   654.50     $ 1,284.39     $ 1,943.21     $ 3,725.64
EQ/Long Term Bond                              $   649.25     $ 1,268.76     $ 1,917.38     $ 3,675.43
EQ/Lord Abbett Growth and Income               $   658.70     $ 1,296.89     $ 1,963.83     $ 3,765.63
EQ/Lord Abbett Large Cap Core                  $   658.70     $ 1,296.89     $ 1,963.83     $ 3,765.63
EQ/Lord Abbett Mid Cap Value                   $   663.95     $ 1,312.49     $ 1,989.55     $ 3,815.38
EQ/Marsico Focus                               $   669.20     $ 1,328.07     $ 2,015.22     $ 3,864.87
EQ/Mercury Basic Value Equity                  $   636.65     $ 1,231.18     $ 1,855.18     $ 3,553.87
EQ/Mercury International Value                 $   675.50     $ 1,346.75     $ 2,045.95     $ 3,923.93
EQ/Mergers and Acquisitions                    $   792.05     $ 1,688.05     $ 2,600.15     $ 4,952.75
EQ/MFS Emerging Growth Companies               $   645.05     $ 1,256.24     $ 1,896.68     $ 3,635.08
EQ/MFS Investors Trust                         $   644.00     $ 1,253.11     $ 1,891.50     $ 3,624.96
EQ/Money Market                                $   611.45     $ 1,155.72     $ 1,729.79     $ 3,306.22
EQ/Montag & Caldwell Growth*                   $   661.85     $ 1,306.25     $ 1,979.27     $ 3,795.51
EQ/PIMCO Real Return                           $   649.25     $ 1,268.76     $ 1,917.38     $ 3,675.43
EQ/Short Duration Bond                         $   672.35     $ 1,337.42     $ 2,030.59     $ 3,894.44
EQ/Small Company Index                         $   610.40     $ 1,152.57     $ 1,724.53     $ 3,295.77
EQ/Small Company Value*                        $   667.10     $ 1,321.84     $ 2,004.96     $ 3,845.10
EQ/TCW Equity*                                 $   667.10     $ 1,321.84     $ 2,004.96     $ 3,845.10
EQ/UBS Growth and Income*                      $   666.05     $ 1,318.72     $ 1,999.83     $ 3,835.20
EQ/Van Kampen Comstock                         $   658.70     $ 1,296.89     $ 1,963.83     $ 3,765.63
EQ/Van Kampen Emerging Markets Equity*         $   733.25     $ 1,516.88     $ 2,323.92     $ 4,448.55
EQ/Van Kampen Mid Cap Growth                   $   663.95     $ 1,312.49     $ 1,989.55     $ 3,815.38
EQ/Wells Fargo Montgomery Small Cap            $ 1,343.30     $ 3,194.41     $ 4,878.49     $ 8,453.57
---------------------------------------------------------------------------------------------------------




                                              If you do not surrender your contract at the end of the
                                                            applicable time period
---------------------------------------------------------------------------------------------------------
                                                 1 year        3 years        5 years         10 years
                                            -------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                       $ 304.50      $   934.39     $ 1,593.21     $ 3,375.64
EQ/Long Term Bond                               $ 299.25      $   918.76     $ 1,567.38     $ 3,325.43
EQ/Lord Abbett Growth and Income                $ 308.70      $   946.89     $ 1,613.83     $ 3,415.63
EQ/Lord Abbett Large Cap Core                   $ 308.70      $   946.89     $ 1,613.83     $ 3,415.63
EQ/Lord Abbett Mid Cap Value                    $ 313.95      $   962.49     $ 1,639.55     $ 3,465.38
EQ/Marsico Focus                                $ 319.20      $   978.07     $ 1,665.22     $ 3,514.87
EQ/Mercury Basic Value Equity                   $ 286.65      $   881.18     $ 1,505.18     $ 3,203.87
EQ/Mercury International Value                  $ 325.50      $   996.75     $ 1,695.95     $ 3,573.93
EQ/Mergers and Acquisitions                     $ 442.05      $ 1,338.05     $ 2,250.15     $ 4,602.75
EQ/MFS Emerging Growth Companies                $ 295.05      $   906.24     $ 1,546.68     $ 3,285.08
EQ/MFS Investors Trust                          $ 294.00      $   903.11     $ 1,541.50     $ 3,274.96
EQ/Money Market                                 $ 261.45      $   805.72     $ 1,379.79     $ 2,956.22
EQ/Montag & Caldwell Growth*                    $ 311.85      $   956.25     $ 1,629.27     $ 3,445.51
EQ/PIMCO Real Return                            $ 299.25      $   918.76     $ 1,567.38     $ 3,325.43
EQ/Short Duration Bond                          $ 322.35      $   987.42     $ 1,680.59     $ 3,544.44
EQ/Small Company Index                          $ 260.40      $   802.57     $ 1,374.53     $ 2,945.77
EQ/Small Company Value*                         $ 317.10      $   971.84     $ 1,654.96     $ 3,495.10
EQ/TCW Equity*                                  $ 317.10      $   971.84     $ 1,654.96     $ 3,495.10
EQ/UBS Growth and Income*                       $ 316.05      $   968.72     $ 1,649.83     $ 3,485.20
EQ/Van Kampen Comstock                          $ 308.70      $   946.89     $ 1,613.83     $ 3,415.63
EQ/Van Kampen Emerging Markets Equity*          $ 383.25      $ 1,166.88     $ 1,973.92     $ 4,098.55
EQ/Van Kampen Mid Cap Growth                    $ 313.95      $   962.49     $ 1,639.55     $ 3,465.38
EQ/Wells Fargo Montgomery Small Cap             $ 993.30      $ 2,844.41     $ 4,528.49     $ 8,103.57
---------------------------------------------------------------------------------------------------------



* This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for the option's former name.


                                                                    Fee table 15

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2004.



16 Fee table

1. Contract features and benefits

--------------------------------------------------------------------------------


HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT
The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract. Initial contribution amounts are provided for informational purposes only. This contract is no longer available to new purchasers.

We may refuse to accept any contribution if the sum of all contributions under all Accumulator(R) series contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts that you own would then total more than $2,500,000.


--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                  Annuitant              Minimum
 Contract type   issue ages            contributions               Source of contributions         Limitations on contributions

------------------------------------------------------------------------------------------------------------------------------------
NQ               0 through 83          o $5,000 (initial)          o After-tax money.             o No additional contributions
                                       o $1,000 (additional)                                        may be made after attain-
                                                                   o Paid to us by check or         ment of age 84, or, if
                                                                     transfer of contract value     later, the first contract
                                                                     in a tax-deferred exchange     anniversary.
                                                                     under Section 1035 of the
                                                                     Internal Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------
Rollover IRA     20 through 83         o $5,000 (initial)          o Eligible rollover distribu-   o No additional contributions
                                       o $50 (additional)            tions from TSA contracts or     may be made after attain-
                                                                     other 403(b) arrangements,      ment of age 84, or, if
                                                                     qualified plans, and govern-    later, the first contract
                                                                     mental employer 457(b) plan.    anniversary.
                                                                     o Rollovers from another
                                                                     traditional individual        o Contributions after age
                                                                     retirement arrangement.       70-1/2 must be net of
                                                                                                     required minimum
                                                                   o Direct custodian-to-            distributions.
                                                                     custodian transfers from
                                                                     another traditional indi-     o Although we accept regular
                                                                     vidual retirement               IRA contributions (limited
                                                                     arrangement.                    to $4,000 for 2005; same for
                                                                                                     2006) under rollover IRA
                                                                   o Regular IRA contributions.      contracts, we intend that
                                                                                                     this contract be used prima-
                                                                   o Additional "catch-up"           rily for rollover and direct
                                                                     contributions.                  transfer contributions.

                                                                                                   o Additional catch-up contri-
                                                                                                     butions of up to $500 can be
                                                                                                     made for the calendar year
                                                                                                     2005 ($1,000 for 2006) where
                                                                                                     the owner is at least age 50
                                                                                                     but under age 70-1/2 at any
                                                                                                     time during the calendar
                                                                                                     year for which the
                                                                                                     contribution is made.

------------------------------------------------------------------------------------------------------------------------------------









                                               Contract features and benefits 17

----------------------------------------------------------------------------------------------------------------------------------
                  Annuitant            Minimum
 Contract type   issue ages          contributions               Source of contributions         Limitations on contributions
----------------------------------------------------------------------------------------------------------------------------------
Roth Conversion   20 through 83       o $5,000 (initial)         o  Rollovers from another       o  No additional
IRA                                                                 Roth IRA.                       contributions may be made
                                      o $50 (additional)                                            after attainment of age
                                                                 o  Conversion rollovers from       84, or, if later, the
                                                                    a traditional IRA.              first contract
                                                                                                    anniversary.
                                                                 o  Direct transfers from
                                                                    another Roth IRA.            o  Conversion rollovers after
                                                                                                    age 70-1/2 must be net of
                                                                 o  Regular Roth IRA                required minimum distribu-
                                                                    contributions.                  tions for the traditional
                                                                                                    IRA you are rolling over.
                                                                 o  Additional catch-up
                                                                    contributions.               o  You cannot roll over funds
                                                                                                    from a traditional IRA if
                                                                                                    your adjusted gross income
                                                                                                    is $100,000 or more.

                                                                                                 o  Although we accept regular
                                                                                                    Roth IRA contributions
                                                                                                    (limited to $4,000 for
                                                                                                    2005; same for 2006) under
                                                                                                    Roth IRA contracts, we
                                                                                                    intend that this contract
                                                                                                    be used primarily for
                                                                                                    rollover and direct
                                                                                                    transfer contributions.

                                                                                                 o  Additional catch-up
                                                                                                    contributions of up to
                                                                                                    $500 can be made for the
                                                                                                    calendar year 2005 ($1,000
                                                                                                    for 2006) where the owner
                                                                                                    is at least age 50 at any
                                                                                                    time during the calendar
                                                                                                    year for which the
                                                                                                    contribution is made.
----------------------------------------------------------------------------------------------------------------------------------
Rollover TSA      20 through 83       o $5,000 (initial)         o  Direct transfers of          o  No additional
                                      o $1,000 (additional)         pre-tax funds from another      contributions may be made
                                                                    contract or arrangement         after attainment of age
                                                                    under Section 403(b) of         84, or, if later, the
                                                                    the Internal Revenue Code,      first contract
                                                                    complying with IRS Revenue      anniversary.
                                                                    Ruling 90-24.
                                                                                                 o  Rollover or direct
                                                                 o  Eligible rollover               transfer contributions
                                                                    distributions of pre-tax        after age 70-1/2 must be
                                                                    funds from other 403(b)         net of any required
                                                                    plans, qualified plans.         minimum distributions.
                                                                    Subsequent contributions
                                                                    may also be rollovers        o  We do not accept employer
                                                                    from, governmental              remitted contributions.
                                                                    employer 457(b) plans and
                                                                    Traditional IRAs.
----------------------------------------------------------------------------------------------------------------------------------


18 Contract features and benefits

----------------------------------------------------------------------------------------------------------------------------------
                  Annuitant            Minimum
 Contract type   issue ages          contributions               Source of contributions         Limitations on contributions
----------------------------------------------------------------------------------------------------------------------------------
QP               20 through 75         o $5,000 (initial)        o  Only transfer                o  We do not accept regular
                                       o $1,000 (additional)        contributions from an           ongoing payroll
                                                                    existing defined                contributions.
                                                                    contribution qualified
                                                                    plan trust.                  o  Only one additional
                                                                                                    transfer contribution may
                                                                 o  The plan must be qualified      be made during a contract
                                                                    under Section 401(a) of         year.
                                                                    the Internal Revenue Code.
                                                                                                 o  No additional transfer
                                                                 o  For 401(k) plans, trans-        contributions may be
                                                                    ferred contributions may        made after attainment of
                                                                    only include employee pre-      age 76, or, if later, the
                                                                    tax contributions.              first contract
                                                                                                    anniversary.

                                                                                                 o  Contributions after age
                                                                                                    70-1/2 must be net of any
                                                                                                    required minimum
                                                                                                    distributions.

                                                                                                 o  A separate QP contract
                                                                                                    must be established for
                                                                                                    each plan participant.

                                                                                                 o  We do not accept employer
                                                                                                    remitted contributions.

                                                                                                 o  We do not accept contribu-
                                                                                                    tions from defined benefit
                                                                                                    plans.


See Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.

--------------------------------------------------------------------------------

See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations.


For information on when contributions are credited under your contract see
   "Dates and prices at which contract events occur" in "More information" later in this Prospectus.


                                               Contract features and benefits 19

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

--------------------------------------------------------------------------------
A "participant" is an individual who is currently, or was formerly, participating in an eligible employer's qualified plan or TSA plan.
--------------------------------------------------------------------------------
HOW YOU CAN MAKE YOUR CONTRIBUTIONS



Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to a Section 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.


--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for trading and generally ends at 4:00 p.m. Eastern Time. A business day does not include a day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.
--------------------------------------------------------------------------------
WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the fixed maturity options.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options and the fixed maturity options.
--------------------------------------------------------------------------------


20  Contract features and benefits

PORTFOLIOS OF THE TRUSTS


You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as the Accumulator(R) contract. These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.



AXA Equitable serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers. The advisers for these Portfolios, listed in the chart below, are those who make the investment decisions for each Portfolio.





-----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                    Objective                                                 Adviser(s)
-----------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION        Seeks long-term capital appreciation.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION      Seeks a high level of current income.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS            Seeks current income and growth of capital, with a         o AXA Equitable
 ALLOCATION                      greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION          Seeks long-term capital appreciation and current income.   o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS                Seeks long-term capital appreciation and current income,   o AXA Equitable
 ALLOCATION                      with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP AGGRESSIVE       Seeks long-term growth of capital.                         o Alliance Capital Management L.P.
 EQUITY                                                                                     o MFS Investment Management
                                                                                            o Marsico Capital Management, LLC
                                                                                            o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP CORE BOND        Seeks a balance of high current income and capital         o BlackRock Advisors, Inc.
                                 appreciation, consistent with a prudent level of risk.     o Pacific Investment Management
                                                                                              Company LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HEALTH CARE      Seeks long-term growth of capital.                         o AIM Capital Management, Inc.
                                                                                            o RCM Capital Management LLC
                                                                                            o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD       Seeks high total return through a combination of           o Alliance Capital Management L.P.
                                 current income and capital appreciation.                   o Pacific Investment Management
                                                                                              Company LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP                  Seeks long-term growth of capital.                         o Alliance Capital Management L.P.,
 INTERNATIONAL EQUITY                                                                         through its Bernstein Investment
                                                                                              Research and Management Unit
                                                                                            o J.P. Morgan Investment Management Inc.
                                                                                            o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital.                         o Alliance Capital Management L.P.,
 CORE EQUITY                                                                                  through its Bernstein Investment
                                                                                              Research and Management Unit
                                                                                            o Janus Capital Management LLC
                                                                                            o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital.                         o Alliance Capital Management L.P.
 GROWTH                                                                                     o RCM Capital Management LLC
                                                                                            o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 21

Portfolios of the Trusts (continued)
-----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                   Objective                                                  Adviser(s)
-----------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital.                         o Alliance Capital Management L.P.
 VALUE                                                                                      o Institutional Capital Corporation
                                                                                            o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        Seeks long-term growth of capital.                         o Alliance Capital Management L.P.
 CAP GROWTH                                                                                 o Franklin Advisers, Inc.
                                                                                            o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        Seeks long-term growth of capital.                         o AXA Rosenberg Investment Management
 CAP VALUE                                                                                    LLC
                                                                                            o TCW Investment Management Company
                                                                                            o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TECHNOLOGY       Seeks long-term growth of capital.                         o Firsthand Capital Management, Inc.
                                                                                            o RCM Capital Management LLC
                                                                                            o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                  Objective                                                  Adviser(s)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK         Seeks to achieve long-term growth of capital.              o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND           Seeks to provide a high total return.                      o Alliance Capital Management L.P.
 INCOME
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE         Seeks to achieve high current income consistent            o Alliance Capital Management L.P.
 GOVERNMENT SECURITIES           with relative stability of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL        Seeks to achieve long-term growth of capital.              o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE LARGE CAP            Seeks to achieve long-term growth of capital.              o Alliance Capital Management L.P.
 GROWTH(1)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE QUALITY BOND         Seeks to achieve high current income consistent            o Alliance Capital Management L.P.
                                 with moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE SMALL CAP            Seeks to achieve long-term growth of capital.              o Alliance Capital Management L.P.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BEAR STEARNS                  Seeks to achieve capital appreciation.                     o Bear Stearns Asset Management Inc.
 SMALL COMPANY GROWTH(7)
------------------------------------------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE   Seeks capital appreciation.                                o Alliance Capital Management L.P.,
                                                                                              through its Bernstein Investment
                                                                                              Research and Management Unit
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY        Seeks a combination of growth and income to achieve        o Boston Advisors, Inc.
 INCOME(4)                       an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY              Seeks long-term capital appreciation.                      o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                                  and Brown Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH       Seeks long-term growth of capital.                         o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN              To achieve long-term growth of capital.                    o Capital Guardian Trust Company
 INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN              Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------


22 Contract features and benefits

Portfolios of the Trusts (continued)
-----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                Objective                                                    Adviser(s)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S.       Seeks to achieve long-term growth of capital.                o Capital Guardian Trust Company
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH         Seeks to maximize current income.                            o Caywood-Scholl Capital Management
 YIELD BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            Seeks a total return before expenses that approximates       o Alliance Capital Management L.P.
                               the total return performance of the S&P 500 Index,
                               including reinvestment of dividends, at a risk level
                               consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             Seeks long-term capital growth.                              o Evergreen Investment Management
                                                                                              Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                  Seeks long-term growth of capital.                           o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE      Seeks long-term capital appreciation.                        o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH        Seeks to achieve capital appreciation.                       o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND       Seeks to provide a high total return consistent              o J.P. Morgan Investment Management Inc.
                               with moderate risk to capital and maintenance
                               of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JP MORGAN VALUE             Long-term capital appreciation.                              o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/JANUS LARGE CAP GROWTH      Seeks long-term growth of capital.                           o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE      Seeks capital appreciation.                                  o Lazard Asset Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation            o Boston Advisors, Inc.
                               through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Capital appreciation and growth of income without            o Lord, Abbett & Co. LLC
 INCOME                        excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       Capital appreciation and growth of income with               o Lord, Abbett & Co. LLC
 CORE                          reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Capital appreciation.                                        o Lord, Abbett & Co, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks long-term growth of capital.                           o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY BASIC VALUE         Seeks capital appreciation and secondarily, income.          o Mercury Advisors
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY INTERNATIONAL       Seeks capital appreciation.                                  o Merrill Lynch Investment Managers
 VALUE                                                                                        International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERGERS AND ACQUISITIONS    Seeks to achieve capital appreciation.                       o GAMCO Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH         Seeks to provide long-term capital growth.                   o MFS Investment Management
 COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INVESTORS TRUST         Seeks long-term growth of capital with secondary             o MFS Investment Management
                               objective to seek reasonable current income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income,              o Alliance Capital Management L.P.
                               preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.                       o Montag & Caldwell, Inc.
 GROWTH(5)
------------------------------------------------------------------------------------------------------------------------------------



                                               Contract features and benefits 23

Portfolios of the Trusts (continued)
-----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                  Objective                                                  Adviser(s)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           Seeks maximum real return consistent with preservation       o Pacific Investment Management
                               of real capital and prudent investment management.             Company, LLC
-----------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         Seeks current income with reduced volatility of principal.   o Boston Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before the        o Alliance Capital Management L. P.
                               deduction of portfolio expenses) the total return of the
                               Russell 2000 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY VALUE(8)      Seeks to maximize capital appreciation.                      o GAMCO Investors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/TCW EQUITY(3)               Seeks to achieve long-term capital appreciation.             o TCW Investment Management Company
-----------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME(6)    Seeks to achieve total return through capital                o UBS Global Asset Management
                               appreciation with income as a secondary consideration.         (Americas) Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK         Capital growth and income.                                   o Morgan Stanley Investment
                                                                                              Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING         Seeks long-term capital appreciation.                        o Morgan Stanley Investment
 MARKETS EQUITY(2)                                                                            Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP          Capital growth.                                              o Morgan Stanley Investment
 GROWTH                                                                                       Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO MONTGOMERY      Seeks long-term capital appreciation.                        o Wells Capital Management Inc.
 SMALL CAP
-----------------------------------------------------------------------------------------------------------------------------------




* This portfolio information reflects the portfolio's name change effective on or about May 9, 2005, subject to regulatory approval. The table below reflects the portfolio name in effect until on or about May 9, 2005. The number in the "FN" column corresponds with the number contained in the chart above.




-------------------------------------------------
   FN          Portfolio Name until May 9, 2005
-------------------------------------------------
   (1)      EQ/Alliance Premier Growth
   (2)      EQ/Emerging Markets Equity
   (3)      EQ/Enterprise Equity
   (4)      EQ/Enterprise Equity Income
   (5)      EQ/Enterprise Growth
   (6)      EQ/Enterprise Growth and Income
   (7)      EQ/Enterprise Small Company Growth
   (8)      EQ/Enterprise Small Company Value
-------------------------------------------------



You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-789-7771.



24 Contract features and benefits

FIXED MATURITY OPTIONS


We offer fixed maturity options with maturity dates ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied: (i) the fixed maturity option's maturity date is within the current calendar year; or (ii) the rate to maturity is 3%. This means that at points in time there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of a non-unitized Separate Account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional to see if fixed maturity options are available in your state.


--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------
The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."


FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2005 through 2015. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed above or in "Allocating your contributions," below would apply:


(a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the next available fixed maturity option with the earliest maturity date. As of February 15, 2005 the next available maturity date was February 15, 2012.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:



(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.


ALLOCATING YOUR CONTRIBUTIONS


You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance (at contract issue only), or dollar cost averaging. We allocate subsequent contributions according to instructions on file unless you provide new instructions.


SELF-DIRECTED ALLOCATION


You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. The total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.



PRINCIPAL ASSURANCE ALLOCATION

Principal assurance allocation is only available at contract issue. If you chose this allocation program, you selected a fixed maturity option. We specified a portion of your initial contribution and allocated it to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you selected generally could not be later than 10 years, or earlier than 7 years from your contract date. If you were to make any withdrawals or transfers



                                              Contract features and benefits  25
from the fixed maturity option before the option's maturity date, the amount in the fixed maturity option will be adjusted and may no longer grow to equal your initial contribution under the principal assurance allocation. Principal assurance was not available if none of those maturity dates were available at the time your contract was issued. You allocated the remainder of your initial contribution to the variable investment options however you chose.

For example, if your initial contribution was $10,000, and on February 15, 2005 you chose the fixed maturity option with a maturity date of February 15, 2015 since the rate to maturity was 3.64% on February 15, 2005, we would have allocated $6,993 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation was only available for annuitant ages 75 or younger when the contract was issued. If you anticipated taking required minimum distributions, you should have considered whether your values in the variable investment options would be sufficient to meet your required minimum distributions. See "Tax information" later in this Prospectus.

You could not have elected principal assurance if you participated in the 12 month dollar cost averaging program at application.



DOLLAR COST AVERAGING

We offer two dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

12 MONTH DOLLAR COST AVERAGING PROGRAM. You may dollar cost average from the EQ/Money Market option into any of the other variable investment options. You may elect to participate in the 12 month dollar cost averaging program at any time subject to the age limitation on contributions described in Section 1 of this Prospectus. Contributions into the account for 12 month dollar cost averaging may not be transfers from other investment options. You must have allocated your entire initial contribution into the EQ/Money Market option if you selected the 12 month dollar cost averaging program at application to purchase an Accumulator(R) contract; thereafter initial allocations to any new 12 month dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time. We will transfer your value in the EQ/Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. Once the time period then in effect has run, you may then select to participate in the dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.


Currently, the transfer date will be the same day of the month as the contract date, but not later than the 28th. For a 12 month dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the 12 month dollar cost averaging program, but not later than the 28th of the month. All amounts will be transferred out by the end of the time period then in effect. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the EQ/Money Market option.

You may not transfer amounts to the EQ/Money Market option established for this program that are not part of the 12 month dollar cost averaging program. The only amounts that should be transferred from the EQ/Money Market option are your regularly scheduled transfers to the other variable investment options. If you request to transfer or withdraw any other amounts from the EQ/Money Market option, we will transfer all of the value that you have remaining in the account for 12 month dollar cost averaging to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out.

The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the EQ/Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

                      ----------------------------------

You may not elect general dollar cost averaging or 12 month dollar cost averaging if you are participating in the rebalancing program. See "Transfers among investment options" later in this Prospectus. You could not elect the 12 month dollar cost averaging program if you elected the principal assurance program at application.



YOUR BENEFIT BASE


The benefit base is used to calculate both the guaranteed minimum income benefit and the 5% roll up to age 80 guaranteed minimum death benefit. Your benefit base is not an account value or a cash



26  Contract features and benefits
value. See "Our baseBUILDER option" and "Guaranteed minimum death benefit" below. The benefit base is equal to:


o  your initial contribution and any additional contributions to the contract;
   plus

o  daily interest; less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus); less

o a deduction for any withdrawal charge remaining when you exercise your guaranteed minimum income benefit.

The effective annual interest rate credited to the benefit base is:


o 5% for the benefit base with respect to the variable investment options (other than the AXA Premier VIP Core Bond, EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return,EQ/Alliance Quality Bond and EQ/Short Duration Bond options) and the 12-Month dollar cost averaging; and

o 3% for the benefit base with respect to the AXA Premier VIP Core Bond, EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return, EQ/Alliance Quality Bond and EQ/Short Duration Bond options, the fixed maturity options and the loan reserve account under Rollover TSA (if applicable).


No interest is credited to the benefit base after the contract date anniversary following the annuitant's 80th birthday.



ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the guaranteed minimum income benefit and annuity payout options. The guaranteed minimum income benefit is discussed under "Our baseBUILDER option" and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit and the annuitant's (and any joint annuitant's) age and sex in certain instances.



OUR BASEBUILDER OPTION


The following section provides information about the baseBUILDER option, which was only available at the time you purchased your contract, if the annuitant was age 20 through 75. The baseBUILDER option combines a guaranteed minimum income benefit with the guaranteed minimum death benefit that was provided under your contract. For Rollover IRA and Rollover TSA contracts where the annuitant was between ages 20 and 60 at contract issue, we offered an additional guaranteed minimum death benefit of a 5% roll up to age 70. If you elected the baseBUILDER option at purchase, you pay an additional charge that is described under "baseBUILDER benefit charge" in "Charges and expenses" later in this Prospectus. If you purchased your contract to fund a Charitable Remainder Trust, the guaranteed minimum income benefit was, generally, not available to you. Subject to our rules, the baseBUILDER benefit might have been available for certain split-funded Charitable Remainder Trusts.

The guaranteed minimum income benefit component of the baseBUILDER option is described below. Whether you elected the baseBUILDER option or not, the guaranteed minimum death benefit was provided under the contract. The guaranteed minimum death benefit is described under "Guaranteed minimum death benefit" below in this section.

The guaranteed minimum income benefit guarantees you a minimum amount of lifetime income under our Income Manager(R) contract. Only a life with a period certain Income Manager(R) payout annuity contract is available. You choose whether you want the option to be paid on a single or joint life basis at the time you exercise the option. The maximum period certain available under the Income Manager(R) payout option is 10 years. This period may be shorter, depending on the annuitant's age, as follows:





---------------------------------------------------
                  Level Payments
---------------------------------------------------
                           Period certain years
---------------------------------------------------
      Annuitant's
    Age at exercise     IRAs       NQ

      60 to 75           10        10
         76               9        10
         77               8        10
         78               7        10
         79               7        10
         80               7        10
         81               7         9
         82               7         8
         83               7         7
---------------------------------------------------


We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------

The guaranteed minimum income benefit, which is also known as a living benefit, should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.

--------------------------------------------------------------------------------

When you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your guaranteed minimum income benefit which is calculated by applying your benefit base, less any applicable withdrawal charge remaining, at guaranteed annuity purchase factors or (ii) the income provided by applying your account value at our then current annuity purchase factors. For Rollover TSA only, we will subtract from the benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. The payments will be less than 1/12 or 1/4 of the annual payments respectively, due to the effect of interest compounding. The benefit base is applied only to the baseBUILDER guaranteed purchase annuity factors in your contract and not to any



                                              Contract features and benefits  27
other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of guaranteed minimum income benefit" below.


The guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your Income Manager(R) benefit under baseBUILDER are more conservative than the guaranteed annuity purchase factors we use for the Income Manager(R) payout annuity option. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the baseBUILDER Income Manager(R) will be smaller than each periodic payment under the Income Manager(R) payout annuity option. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals or loans under Rollover TSA contracts, and assuming there were no allocations to the AXA Premier VIP Core Bond, EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return, EQ/Alliance Quality Bond or EQ/Short Duration Bond options, or the fixed maturity options.





--------------------------------------------------------------
                                  Guaranteed minimum
                             income benefit -- annual
      Contract Date        income payable for life with
 Anniversary at exercise      10 year period certain
--------------------------------------------------------------

            7                         $ 8,315
           10                         $10,342
           15                         $14,925
--------------------------------------------------------------



EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us along with any required information within 30 days following your contract date anniversary, in order to exercise this benefit. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Payments are always made on the 15th of the month and generally begin one payment mode from issue. You may choose to take a withdrawal prior to exercising the guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death.

You will be eligible to exercise the guaranteed minimum income benefit during your life and the annuitant's life, as follows:


o If the annuitant was at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If the annuitant was at least age 45 and no older than age 53 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

o If the annuitant was at least age 54 and no older than age 75 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 7th contract date anniversary.

Please note:

(i) the latest date you may exercise the guaranteed minimum income benefit is the contract date anniversary following the annuitant's 83rd birthday;

(ii) if the annuitant was older than age 63 at the time an IRA, QP or Rollover TSA contract was issued, the baseBUILDER option may not be an appropriate feature because the minimum distributions required by tax law must begin before the guaranteed minimum income benefit can be exercised;

(iii) for Accumulator(R) QP contracts, the Plan participant can exercise the baseBUILDER option only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for the Plan participant to be eligible to exercise;

(iv) for Accumulator(R) Rollover TSA contracts, you may exercise the baseBUILDER option only if you effect a rollover of the TSA contract to an Accumulator(R) Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(v) for a successor owner/annuitant the earliest exercise date will be based on the original contract date and the age of the successor owner/annuitant as of the Processing Date successor owner/ annuitant takes effect; and

(vi) if you are the owner but not the annuitant and you die prior to exercise, then the following applies:


28  Contract features and benefits

      A successor owner who is not the annuitant may not be able to exercise the baseBUILDER option without causing a tax problem. You should consider naming the annuitant as successor owner, or if you do not name a successor owner, as the sole primary beneficiary. You should carefully review your successor owner and/or beneficiary designations at least one year prior to the first contract anniversary on which you could exercise the benefit.

o If the successor owner is the annuitant, the baseBUILDER option continues only if the benefit could be exercised under the rules described above on a contract anniversary that is within one year following the owner's death. This would be the only opportunity for the successor owner to exercise. If the baseBUILDER option cannot be exercised within this timeframe, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

o If you designate your surviving spouse as successor owner, the baseBUILDER option continues and your surviving spouse may exercise the benefit according to the rules described above even if your spouse is not the annuitant and even if the benefit is exercised more than one year after your death. If your surviving spouse dies prior to exercise, the rule described in the previous bullet applies.

o A successor owner or beneficiary that is a trust or other non- natural person may not exercise the benefit; in this case, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

See "When an NQ contract owner dies before the annuitant" under "Payment of death benefit" later in this Prospectus for more information.


Please see both "Termination of your contract" in "Determining your contract value" and "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing you money" later in this Prospectus for more information on these guaranteed benefits.

GUARANTEED MINIMUM DEATH BENEFIT


A guaranteed minimum death benefit was provided as part of the baseBUILDER benefit. A guaranteed minimum death benefit was also provided under your contract even if you did not elect baseBUILDER. In this case, the baseBUILDER benefit charge does not apply.

GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANTS WHO WERE AGES 0 THROUGH 79 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 79 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA AND ROLLOVER TSA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS.

You must have elected either: the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you applied for a contract. Once you made your election, you cannot change it.

5% ROLL UP TO AGE 80. This guaranteed minimum death benefit is equal to the benefit base described earlier in "Your benefit base."

ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equaled your initial contribution. Then, on each contract date anniversary, we determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down. If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will reduce your guaranteed minimum death benefit on the date you take the withdrawal.


GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANTS WHO WERE AGES 80 THROUGH 83 AT ISSUE OF NQ, ROLLOVER IRA, ROTH CONVERSION IRA AND ROLLOVER TSA CONTRACTS.

On the contract date, your guaranteed minimum death benefit equaled your initial contribution. Thereafter, it is increased by the dollar amount of any additional contributions. We will reduce your guaranteed minimum death benefit if you take any withdrawals.

                      ----------------------------------
Please see both "Termination of your contract" in "Determining your contract value" and "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus for information on these guaranteed benefits.

See Appendix IV at the end of this Prospectus for an example of how we calculate the guaranteed minimum death benefit.



PROTECTION PLUS(SM)

The following section provides information about the Protection Plus(SM) option, which was only available at the time you purchased your contract. If Protection Plus(SM) was not elected when the contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently. Protection Plus(SM) is an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential consequences of having purchased the Protection Plus(SM) feature in an NQ or IRA contract.

If the annuitant was 69 or younger when we issued your contract (or if the successor owner/annuitant is 69 or younger when he or she becomes the successor owner/annuitant), the death benefit will be:


the greater of:

o  the account value or

o  any applicable guaranteed minimum death benefit

Increased by:

40% of the lesser of:

o the total net contributions or

o the death benefit less total net contributions

                                              Contract features and benefits  29

For purposes of calculating your Protection Plus(SM) benefit, the following applies: (i) "Net contributions" are the total contributions made (or, if applicable, the total amount that would otherwise have been paid as a death benefit had the successor owner/annuitant election not been made plus any subsequent contributions) reduced on a pro rata basis to reflect withdrawals (including surrender charges and loans). Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce net contributions by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the contributions aggregated $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and net contributions after the withdrawal would be $24,000 ($40,000-$16,000); (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable guaranteed minimum death benefit as of the date of death.

If the annuitant was age 70 through 75 when we issued your contract (or if the successor owner/annuitant is between the ages of 70 and 75 when he or she becomes the successor owner/annuitant under a contract where Protection Plus(SM) had been elected at issue), the death benefit will be:


the greater of:

o the account value or

o any applicable guaranteed minimum death benefit

Increased by:

25% of the lesser of:

o the total net contributions (as described above) or


o the death benefit (as described above) less total net contributions



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


This is provided for informational purposes only. Since this contract is no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund of the full amount of your contribution. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.


We may require that you wait six months before you may apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.


Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.


In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA contract, you may cancel your Roth Conversion IRA contract and return to a Rollover IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.


30  Contract features and benefits

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE
Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) market adjusted amounts in the fixed maturity options; and (iii) the loan reserve account (applies for Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) any applicable withdrawal charges and (ii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option less daily charges for:

(i)    mortality and expense risks;

(ii)   administrative expenses; and

(iii)  distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)    increased to reflect additional contributions;

(ii)   decreased to reflect a withdrawal (plus applicable withdrawal charges);


(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.


In addition, when we deduct the baseBUILDER and/or Protection Plus(SM) benefit charge, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.



TERMINATION OF YOUR CONTRACT

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all of your rights under your contract and any applicable guaranteed benefits.



                                           Determining your contract's value  31

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE
At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer to a fixed maturity option that matures in the current calendar year or that has a rate to maturity of 3% or less.

o You may not transfer any amount to the 12-month dollar cost averaging program.


o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. As of February 15, 2005, maturities of less than seven years were not available. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.


o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

In addition, we reserve the right to restrict transfers among variable investment options as described in your contract, including limitations on the number, frequency, or dollar amount of transfers.

You may request a transfer in writing, by telephone using TOPS or through EQAccess. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)  the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)  the investment options to and from which you are transferring.

We will confirm all transfers in writing.



DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed for programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

The AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts") have adopted policies and procedures designed to discourage disruptive transfers by contract owners investing in the portfolios of the affiliated trusts. The affiliated trusts discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. As a general matter, the affiliated trusts reserve the right to refuse or limit any purchase or exchange order by a particular investor (or group of related investors) if the transaction is deemed harmful to the portfolio's other investors or would disrupt the management of the portfolio. The affiliated trusts monitor aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. When a contract owner is identified as having engaged in a potentially disruptive transfer for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive



32 Transferring your money among investment options transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or the affiliated trusts may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

We may also offer investment options with underlying portfolios that are not part of the AXA Premier VIP Trust or EQ Advisors Trust (the "unaffiliated trusts"). Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which may be different than those applied by the affiliated trusts. In most cases, the unaffiliated trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectus for the underlying trust for information regarding the policies and procedures, if any, employed by that trust and any associated risks of investing in that trust. If an unaffiliated trust advises us that there may be disruptive transfer activity from our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. If the underlying trust determines that the trading activity of a particular contract owner is disruptive, we will take action to limit the disruptive trading activity of that contract owner as discussed above.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/ participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential affects of frequent transfer activity are discussed above.


REBALANCING YOUR ACCOUNT VALUE


We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually or annually on a contract year basis).

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

While your rebalancing program is in effect, we will transfer amounts among the variable investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------
You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect we will process the transfer as requested; your rebalancing allocations will not be changed and the rebalancing program will remain in effect unless you request that it be canceled in writing. The rebalancing program will remain in effect unless you request that it be canceled in writing.

You may not elect the rebalancing program if you are participating in the general dollar cost averaging or 12 month dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.


                            Transferring your money among investment options  33

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.


Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus and "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.



--------------------------------------------------------------------------------
                                   Method of withdrawal
--------------------------------------------------------------------------------
                                                                Lifetime
                                                               required
                                             Substantially     minimum
 Contract          Lump sum    Systematic        equal       distribution
--------------------------------------------------------------------------------
NQ                   Yes          Yes             No              No
--------------------------------------------------------------------------------
Rollover IRA         Yes          Yes             Yes            Yes
--------------------------------------------------------------------------------
Roth Conversion
 IRA                 Yes          Yes             Yes             No
--------------------------------------------------------------------------------
QP                   Yes           No             No             Yes
--------------------------------------------------------------------------------
Rollover TSA*        Yes          Yes             No             Yes
--------------------------------------------------------------------------------


* For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax Sheltered Annuity contracts (TSAs)" in "Tax information" later in this Prospectus.


LUMP SUM WITHDRAWALS
(All contracts)


You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $300.

Lump sum withdrawals will be subject to a withdrawal charge if they exceed the 15% free withdrawal amount (see "15% free withdrawal amount" in "Charges and expenses" later in this Prospectus). Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.



SYSTEMATIC WITHDRAWALS
(All contracts except QP)


You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, the amount or the percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 15% free withdrawal amount.



SUBSTANTIALLY EQUAL WITHDRAWALS
(All IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request lump sum withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until after the later of age 59-1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.


In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.


34  Accessing your money

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

Substantially equal withdrawals are not subject to a withdrawal charge.


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, QP and Rollover TSA contracts only -- See "Tax information" later in this Prospectus.)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request lump sum withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, please refer to "Tax information" later in this Prospectus for considerations on annuity contracts funding qualified plans, TSAs, and IRAs.

You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.


Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our "automatic required minimum distribution
(RMD) service" except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 15% free withdrawal amount.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.
--------------------------------------------------------------------------------
For Rollover IRA and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------
HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply to withdrawals from the fixed maturity options.


HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:


INCOME BENEFIT AND DEATH BENEFIT


5% ROLL UP TO AGE 80 -- If you elected the 5% roll up to age 80 guaranteed minimum death benefit, your benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the benefit base on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the benefit base on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your benefit base on a pro rata basis. Additional contributions made during the contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year.


The timing of your withdrawals and whether they exceed the 5% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.


ANNUAL RATCHET TO AGE 80 -- If you elected the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will reduce your income and death benefit on a pro rata basis.


ANNUITANT ISSUE AGES 80 THROUGH 83 -- If your contract was issued when the annuitant was between ages 80 and 83, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.
                      ----------------------------------
Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x.40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).



LOANS UNDER ROLLOVER TSA CONTRACTS


You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when


                                                        Accessing your money  35
you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are enrolled in our "automatic required minimum distribution (RMD) service."


You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" later in this Prospectus for general rules applicable to loans.


We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)  the date annuity payments begin,

(2)  the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.


You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.



WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


YOUR ANNUITY PAYOUT OPTIONS


Accumulator(R) offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age when the contract was issued. In addition, if your are exercising your guaranteed minimum income benefit under baseBUILDER, your choice of payout options are those that are available under the baseBUILDER (see "Our baseBUILDER option" in "Contract features and benefits" earlier in this Prospectus).



36  Accessing your money

----------------------------------------------------------------------
Fixed annuity payout options          Life annuity
                                      Life annuity with period certain
                                      Life annuity with refund certain
                                      Period certain annuity
----------------------------------------------------------------------
Variable Immediate Annuity            Life annuity
   payout options                     Life annuity with period certain
----------------------------------------------------------------------
Income Manager(R) payout options      Life annuity with period certain
   (available for annuitants age 83   Period certain annuity
   or less at contract issue)
----------------------------------------------------------------------


o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate annuities may be funded through your choice of available variable investment options investing in portfolios of EQ/Advisors Trust and AXA Premier VIP Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.



INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Income Manager(R) NQ and IRA payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R).

For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

Depending upon your circumstances, an Income Manager(R) contract may be purchased on a tax-free basis. Please consult your tax adviser. The Income Manager(R) payout options are not available in all states.

If you purchase an Income Manager(R) contract in connection with the exercise of the baseBUILDER benefit option, different payout options may apply, as well as other various differences. See "Our baseBUILDER option" in "Contract features and benefits" earlier in this Prospectus, as well as the Income Manager(R) Prospectus.



                                                        Accessing your money  37

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.


For the fixed annuity payout option, the withdrawal charge applicable under your Accumulator(R) is imposed if you select a period certain. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under the Accumulator(R). If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R) contract date. Except with respect to the Income Manager(R) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month.


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier.

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.


ANNUITY MATURITY DATE


Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 90th birthday.


Before the last day by which your annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender if an Income Manager(R) annuity payout option is chosen.



38  Accessing your money

5. Charges and expenses

--------------------------------------------------------------------------------


CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o A mortality and expense risks charge

o An administrative charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o  A charge for baseBUILDER, if you elect this optional benefit.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.


o A charge for Protection Plus(SM), if you elect this optional benefit.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.


To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.



MORTALITY AND EXPENSE RISKS CHARGE


We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.



ADMINISTRATIVE CHARGE


We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option.



WITHDRAWAL CHARGE


A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 15% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or apply your cash value to a non-life contingency payout option.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:



-------------------------------------------------------------------
                         Contract year
-------------------------------------------------------------------
                    1     2     3     4     5     6     7     8+
-------------------------------------------------------------------
   Percentage of
    contribution  7%    6%    5%    4%    3%    2%    1%    0%
-------------------------------------------------------------------



For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.


15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value at the beginning of each contract year, or in the case of the first contract year, your initial contribution, minus any other withdrawals made during the contract year. Additional contributions during the contract year do not increase your 15% free withdrawal amount. The 15% free withdrawal amount does not apply if you surrender your contract except where required by law.


For NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 15% free withdrawal amount defined above.


                                                        Charges and expenses  39

DISABILITY, TERMINAL ILLNESS OR CONFINEMENT TO NURSING HOME. The withdrawal charge does not apply if:


(i) The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii) The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

- its main function is to provide skilled, intermediate or custodial nursing care;
- it provides continuous room and board to three or more persons;
- it is supervised by a registered nurse or licensed practical nurse;
- it keeps daily medical records of each patient;
- it controls and records all medications dispensed; and
- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) and
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


BASEBUILDER BENEFIT CHARGE

If you elected the baseBUILDER, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 83, whichever occurs first. The charge is equal to 0.30% of the benefit base in effect on the contract date anniversary for the 5% roll up to age 80. The annual benefit base charge is 0.15% if the 5% roll up to age 70 is available and elected.


We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge first, from the fixed maturity options, in order of the earliest maturity date(s) first. A market value adjustment may apply.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.


PROTECTION PLUS(SM)

If you elected Protection Plus(SM), we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.20% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may apply.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o Management fees ranging from 0.10% to 1.20%.

o 12b-1 fees of 0.25%.


o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.


o  Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit or offer variable investment options that invest in shares of either Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements


40  Charges and expenses
that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


                                                        Charges and expenses  41

6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designated your beneficiary when you applied for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.


Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned by a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the annuitant. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary so that the custodian can reinvest or distribute the death benefit as the beneficiary of the account desires.


The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the baseBUILDER benefit or not. We determine the amount of the death benefit (other than the guaranteed minimum death benefit) and any amount applicable under the Protection Plus(SM) feature, as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment. The amount of the guaranteed minimum death benefit will be the guaranteed minimum death benefit as of the date of the annuitant's death adjusted for any subsequent withdrawals (and any associated withdrawal charges). Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.



EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a surviving spouse of the deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse who is the sole primary beneficiary can be a successor owner/annuitant. The successor owner/annuitant feature is only available under NQ and individually owned IRA contracts.

For individually owned IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT


Under certain conditions the owner changes after the original owner's death for purpose of receiving federal tax law required distributions from the contract. When the owner is not the annuitant under an NQ contract and the owner dies before annuity payments begin, unless you specify otherwise, the beneficiary named to receive the death benefit upon the annuitant's death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time during your life by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

You should carefully consider the following if you have elected the guaranteed minimum income benefit and you are the owner, but not the annuitant. Because the payments under the guaranteed minimum income benefit are based on the life of the annuitant, and the federal tax law required distributions described below are based on the life of the successor owner, a successor owner who is not also the annuitant may not be able to exercise the guaranteed minimum income benefit, if you die before annuity payments begin. Therefore, one year before you become eligible to exercise the guaranteed minimum income benefit, you should consider the effect of your beneficiary designations on potential payments after your death. For more information, see "Exercise of guaranteed minimum income benefit" under "Our baseBUILDER option" in "Contract features and benefits"earlier in this Prospectus.


Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (or in a joint ownership situation, the death of the first owner to die).


o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

o A successor owner should name a new beneficiary.


If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.


HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an


42  Payment of death benefit
annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this Prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.



SUCCESSOR OWNER AND ANNUITANT


If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.


If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary to effect the successor owner/annuitant feature, we will increase the account value to equal your guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus(SM) feature and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be considered to be withdrawn only after all other amounts have been withdrawn. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the date we receive satisfactory proof of your death, any required instructions and the information and forms necessary to effect the successor owner/annuitant feature).


Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.



BENEFICIARY CONTINUATION OPTION

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. This feature permits a designated individual, upon the contract owner's death, to maintain the contract in the deceased contract owner's name and receive distributions under the contract instead of receiving the death benefit in a lump sum. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Protection Plus(SM) feature and adjusted for any subsequent withdrawals. Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

o  The contract continues in your name for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the guaranteed minimum income benefit or Protection Plus(SM) feature under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any guaranteed minimum death benefit feature will no longer be in effect.


o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o  Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed


                                                    Payment of death benefit  43
   when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


44  Payment of death benefit

7.  Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

President Bush signed the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") on June 7, 2001. Many of the provisions of EGTRRA became to be effective on January 1, 2002, and are phased in during the first decade of the twenty-first century. In the absence of future legislation, all of the amendments made by EGTRRA will no longer apply after December 31, 2010, and the law in effect in 2001, will apply again. In general, EGTRRA liberalizes contributions which can be made to all types of tax-favored retirement plans. In addition to increasing amounts which can be contributed and permitting individuals over age 50 to make additional contributions, EGTRRA also permits rollover contributions to be made between different types of tax-favored retirement plans. Please discuss with your tax adviser how EGTRRA affects your personal financial situation.



CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs") and Code Section 403(b) Arrangements ("TSAs"), respectively: an IRA or 403(b) annuity contract such as this one, or an IRA or 403(b)(7) custodial or other qualified account. Annuity contracts can also be purchased in connection with retirement plans qualified under Code Section 401 ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Therefore, you should consider the annuity's features and benefits, such as Accumulator's(R) choice of death benefits and baseBUILDER guaranteed minimum income benefit, 12 month dollar cost averaging, selection of investment funds and fixed maturity options and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Beginning in 2006, certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase, the amount required to be distributed from annuity contracts funding qualified plans, TSAs and IRAs. You should consider the potential implication of these Regulations before you purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust or other non-natural person).


                                                             Tax information  45

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.



ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.



PROTECTION PLUS(SM) FEATURE

In order to enhance the amount of the death benefit to be paid at the annuitant's death, you may have purchased a Protection Plus(SM) rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Protection Plus(SM) rider is not part of the contract. In such a case the charges for the Protection Plus(SM) rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable and, for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which would include amending the contract (with appropriate notice to you).


CONTRACTS PURCHASED THROUGH EXCHANGES

The following information applies if you purchased your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange was not taxable under Section 1035 of the Internal Revenue Code if:

o the contract that was the source of the funds you used to purchase the NQ contract was another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant were the same under the source contract and the Accumulator(R) NQ contract. If you used a life insurance or endowment contract, the owner and the insured must have been the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carried over to the Accumulator(R) NQ contract.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers and provision of cost basis information may be required to process this type of an exchange.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax.
Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Accounts 45 and 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.


The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Accounts 45 and 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.



46  Tax information

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Accounts 45 and 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Accounts 45 and 49.


SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO


Income from NQ contracts we issue is U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.



INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

o  Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as either a traditional IRA or Roth IRA. We offered traditional IRAs in the Rollover IRA contracts. We offered Roth IRAs in the Roth Conversion IRA contracts. The first part of this section covers some of the special tax rules that apply to traditional IRAs. The next part of this section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We have received an opinion letter from the IRS approving the respective forms of the Accumulator(R) Select(SM) traditional and Roth IRA contracts, as amended to reflect recent tax law changes, for use as a traditional IRA and a Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Select(SM) traditional and Roth IRA contracts.



PROTECTION PLUS(SM) FEATURE


The Protection Plus(SM) feature was offered for IRA contracts, subject to state and contract availability. We have received IRS opinion letters that the contract with a Protection Plus(SM) feature qualifies as to form for use as a traditional IRA and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) traditional and Roth IRA contracts. You should consult with your tax adviser for further information.

Your right to cancel within a certain number of days

This is provided for informational purposes only. Since this contract is no longer available to new purchasers, this cancellation provision is no longer applicable. You can cancel any version of the Accumulator(R) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

Traditional individual retirement annuities (traditional IRAs)

Contributions to traditional IRAs. Individuals may make three different types of contributions to a traditional IRA:

o  regular contributions out of earned income or compensation; or

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


                                                             Tax information  47

Regular contributions to traditional IRAs

Limits on contributions. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $4,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for each of the taxable years 2005 and 2006. When your earnings are below $4,000 your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you reach age 50 before the close of the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make an additional "catch-up contribution" of up to $500 to your traditional IRA for 2005. This amount increases to $1,000 for the taxable year 2006.

Special rules for spouses. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $4,000, married individuals filing jointly can contribute up to $8,000 for each of the taxable years 2005 and 2006 to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $4,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $4,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. "Catch-up" contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.

Deductibility of contributions. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed earlier in this section under "Limits on contributions". That is, for each of the taxable years 2005 and 2006, your fully deductible contribution can be up to $4,000, or if less, your earned income. The dollar limit is $4,500 for people eligible to make age 50-701/2 catch-up contributions for 2005, and $5,000 for 2006, respectively.

If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 in 2005 and later years.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $70,000 and $80,000 in 2005 and AGI between $75,000 and $85,000 in 2006. In 2007, the deduction will phase out for AGI between $80,000 and $100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with an AGI between $150,000 and $160,000.

To determine the deductible amount of the contribution for 2005, for example, you determine AGI and subtract $50,000 if you are single, or $70,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


 ($10,000-excess AGI)     times    the maximum   Equals   the adjusted
  ------------------       x         regular        =     deductible
  divided by $10,000               contribution          contribution
                                   for the year              limit


Additional "Saver's Credit" for contributions to a traditional IRA or Roth IRA

You may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. The final year this credit is available is 2006. If you qualify, you may take this credit even though your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return and your adjusted gross income cannot exceed $50,000. The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution and depends on your income tax filing status and your adjusted gross income. The maximum



48  Tax information
annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution. Saver's-credit-eligible contributions may be made to a 401(k) plan, 403(b) TSA, governmental employer 457(b) plan, SIMPLE IRA or SARSEP IRA, as well as a traditional IRA or Roth IRA.

Nondeductible regular contributions. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum dollar per person limit for the applicable taxable year ($4,000 for 2005 and 2006). The dollar limit is $4,500 in 2005 and $5,000 in 2006 for people eligible to make age 50-70-1/2 "catch-up" contributions. See "Excess contributions" later in this section. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

When you can make regular contributions. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year.

Rollover and transfer contributions to traditional IRAs

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o  qualified plans;

o  governmental employer 457(b) plans;

o  TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
   and

o  other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Rollovers from "eligible retirement plans" other than traditional IRAs

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

o   Do it yourself:
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover:
    You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA, qualified plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   hardship withdrawals; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o   death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any after-tax contributions you have made to a qualified plan or TSA (but not a governmental employer 457(b) plan) may be rolled over to



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


a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan.

Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Excess contributions

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o   regular contributions to a traditional IRA made after you reach age 70-1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed later in this section under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1)  the rollover was from an eligible retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3)  you took no tax deduction for the excess contribution.

Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" earlier in this section; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" earlier in this section.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a TSA or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be



50  Tax information
rolled from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

Required minimum distributions

Background on Regulations--Required Minimum Distributions. Distributions must be made from traditional IRAs according to the rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations will require, beginning in 2006, that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

Lifetime required minimum distributions. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

When you have to take the first lifetime required minimum distribution. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you can calculate required minimum distributions.
There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take more than you need to for any year? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime



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required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Individual beneficiary. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owners death. No distribution is required before that fifth year.

Spousal beneficiary. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

Non-individual beneficiary. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Successor owner and annuitant

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, no death benefit is payable until your surviving spouse's death.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:

o    on or after your death; or

o    because you are disabled (special federal income tax definition);
     or

o used to pay certain extraordinary medical expenses (special fed-eral income tax definition); or

o used to pay medical insurance premiums for unemployed indi-viduals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special fed-eral income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once
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tially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.

Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Accumulator(R) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

Contributions to Roth IRAs

Individuals may make four different types of contributions to a Roth IRA:

o    regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o    tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth Conversion IRA or a Flexible Premium Roth IRA contract. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Regular contributions to Roth IRAs

Limits on regular contributions. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable years. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $4,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for each of the taxable years 2005 and 2006. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $4,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion earlier in this section under traditional IRAs. If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, additional catch-up contributions totaling up to $500 can be made for the taxable year 2005. This amount increases to $1,000 for the taxable year 2006.

With a Roth IRA, you can make regular contributions when you reach 701/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

When you can make contributions. Same as traditional IRAs.

Deductibility of contributions. Roth IRA contributions are not tax deductible.

Rollovers and direct transfers

What is the difference between rollover and direct transfer transactions? You may make rollover contributions to a Roth IRA from only two sources:

o  another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, a TSA under Section 403(b) of the Internal Revenue Code or any other eligible retirement plan. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You



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can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Conversion contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59-1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the traditional IRA conversion. Beginning in 2005, modified adjusted gross income for this purpose will also exclude any lifetime required minimum distribution from a traditional IRA.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age 70-1/2.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

How to recharacterize. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA).

To recharacterize a contribution, you must use our forms.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

Withdrawals, payments and transfers of funds out of Roth
IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.



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Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o  Rollovers from a Roth IRA to another Roth IRA;

o  Direct transfers from a Roth IRA to another Roth IRA;

o  Qualified distributions from a Roth IRA; and

o  Return of excess contributions or amounts recharacterized to a traditional
   IRA.

Qualified distributions from Roth IRAs. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o  you are age 59-1/2; or older or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

Nonqualified distributions from Roth IRAs. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

     (b)  Nontaxable portion.

(3)  Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2005 and the conversion contribution is made in 2006, the conversion contribution is treated as contributed prior to other conversion contributions made in 2006.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death

Same as traditional IRA under "What are the required minimum distribution payments after you die?"



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


Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.


TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

General

This section of the Prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

PLEASE NOTE: The following discussion reflects our understanding of some of the current federal income tax rules applicable to Section 403(b) of the Code. The IRS and Treasury have recently issued Proposed Regulations on Section 403(b) of the Code. If finalized in their current form, these Proposed Regulations would affect the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. Please consult your tax adviser concerning how these Proposed Regulations could affect you.

Generally, there are two types of funding vehicles available for 403(b) arrangements -- an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Protection plus(SM) feature

The Protection Plus(SM) feature was offered for Rollover TSA contracts, subject to state and contract availability. There is a limit to the amount of life insurance benefits that TSAs may offer. Although we view the optional Protection Plus(SM) benefit as an investment protection feature which should have no adverse tax effect and not as a life insurance benefit, the IRS has not specifically addressed this question. It is possible that the IRS could take a contrary position regarding tax qualification or assert that the Protection Plus(SM) rider is not a permissible part of a TSA contract. If the IRS were to take the position that the optional Protection Plus(SM) benefit is not part of the contract, in such a case, the charges for the Protection Plus(SM) rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could affect the tax qualification of the TSA and could be taxable. Were the IRS to take any adverse position, AXA Equitable would take all reasonable steps to attempt to avoid any adverse result, which would include amending the contract (with appropriate notice to you). You should consult with your tax adviser for further information.

Contributions to TSAs

There were two ways you might have contributed to establish this Accumulator(R) Rollover TSA contract:

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that met the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24; or

o    a rollover from another 403(b) arrangement.

If you made a direct transfer, you filled out our transfer form.

We do not accept after-tax funds in the Rollover TSA.

Employer-remitted contributions. The Accumulator(R) Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free direct transfer contributions from another 403(b) arrangement and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

Rollover or direct transfer contributions. Once you establish your Rollover TSA contract with 403(b)-source funds, you may make subsequent rollover contributions to your Rollover TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other TSAs and 403(b) arrangements. All rollover contributions must be pre-tax funds only with appropriate documentation satisfactory to us.

Generally, you may make a rollover contribution to your TSA when you have a distributable event from an existing TSA or other eligible retirement plan as a result of your:



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o  termination of employment with the employer who provided the funds for the plan; or

o  reaching age 59-1/2 even if you are still employed; or

o  disability (special federal income tax definition).

You can roll over pre-tax funds from a traditional IRA to a TSA at any time.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

If the recipient plan separately accounts for funds rolled-over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan. We do not currently separately account for rollover contributions from other eligible retirement plans.

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Accumulator(R) contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Accumulator(R) Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Accumulator(R) Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o  you are or will be at least age 70-1/2 in the current calendar year, and

o you have retired from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Accumulator(R) Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o rollover by check of the proceeds from another TSA or eligible retirement plan; or

o  direct rollover from another TSA or eligible retirement plan; or


o  direct transfer under Revenue Ruling 90-24 from another TSA.

Distributions from TSAs

General. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

Withdrawal restrictions. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are severed from employment with the employer who provided the funds to purchase the TSA you are transferring to the Accumulator(R) Rollover TSA; or

o  you reach age 59-1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o  you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988, account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts transferred to your TSA contract.

This paragraph applies only to participants in a Texas Optional retirement program. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" later in this section) are met; or

(2)  death; or

(3)  retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgment from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent,



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but only to the extent necessary to maintain compliance with applicable law.
Loans are not permitted under Texas Optional Retirement Programs.

Tax treatment of distributions. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" later in this section. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we currently do not accept after-tax funds, we do not track your investment in the contract, if any. We will report all distributions from this Rollover TSA as fully taxable. It is your responsibility to determine how much of the distribution is taxable.

Distributions before annuity payments begin. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

Annuity Payments. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

Payments to a beneficiary after your death. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan.

Loans from TSAs. You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

   (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

   (2) $50,000 reduced by the excess (if any) of the highest out standing loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.


o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

o  the loan does not qualify under the conditions above;

o  the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

Tax-deferred rollovers and direct transfers. You may roll over an "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to any of the following: a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above.



58  Tax information

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

Required minimum distributions

Generally the same as traditional IRA with these differences:

When you have to take the first required minimum distribution. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required mini mum distributions to age 75 of the portion of their account value attributable to their December 31, 1986, TSA account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Accumulator(R) Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Rollover TSA on the form used to establish the TSA, you do not qualify.

Spousal consent rules

This only applies to you if you established your Accumulator(R) Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs, during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to


                                                             Tax information  59
   believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $17,760 in periodic annuity payments in 2005, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

Mandatory withholding from TSA and qualified plan distributions

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions. An eligible rollover distribution from a TSA or a qualified plan can be rolled over to another eligible retirement plan. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  hardship withdrawals; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  a death benefit payment to a beneficiary who is not your surviving spouse;
   or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.


SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

For QP contracts, your plan administrator or trustee notifies you as to tax consequences. See Appendix II at the end of this Prospectus.


IMPACT OF TAXES TO AXA EQUITABLE


The contracts provide that we may charge Separate Account No. 45 and Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


60  Tax information

8. More information

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ABOUT SEPARATE ACCOUNT NO. 45 AND SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 45 and in Separate Account No. 49. We established Separate Account No. 45 in 1994 and Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 45 and in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Accounts' operations are accounted for without regard to AXA Equitable's other operations.

Each Separate Account is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or the Separate Accounts.


Each subaccount (variable investment option) within the Separate Accounts invests solely in Class IB/B shares issued by the corresponding portfolio of either Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from either Separate Account, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate each Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against each Separate Account or a variable investment option directly);

(5) to deregister the Separate Accounts under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to the Separate Accounts; and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.



ABOUT THE TRUSTS


EQ Advisors Trust and AXA Premier VIP Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.


AXA Equitable serves as the investment manager of the Trusts. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appear in the prospectuses for each Trust, which are generally attached at the end of this Prospectus, or in the respective SAIs, which are available upon request.



ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

FMO rates are determined daily. The rates in the table are illustrative only and will most likely differ from the rates applicable at time of purchase. Current FMO rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 15, 2005, and the related price per $100 of maturity value were as shown below:





--------------------------------------------------------------
  Fixed Maturity
   Options with
   February 15th       Rate to Maturity          Price
  Maturity Date of          as of            Per $100 of
   Maturity Year     February 15, 2005      Maturity Value
--------------------------------------------------------------
        2006                3.00%*            $ 97.09
        2007                3.00%*            $ 94.26
        2008                3.00%*            $ 91.51
        2009                3.00%*            $ 88.84
        2010                3.00%*            $ 86.25
        2011                3.00%*            $ 83.74
        2012                3.19%             $ 80.26
        2013                3.35%             $ 76.81
        2014                3.50%             $ 73.36
        2015                3.64%             $ 69.93



*Since these rates to maturity are 3%, no amounts could have been allocated to these options.


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.


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

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------
If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.



ABOUT THE GENERAL ACCOUNT


Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT



WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" in "Contract features and benefits" earlier in this Prospectus.



62  More information

Even if we accepted the wire order and essential information, a contract generally was not issued until we received and accepted a properly completed application. In certain cases, we may have issued a contract based on information provided through certain broker-dealers with whom we have established electronic facilities. In any such case, you must have signed our Acknowledgement of Receipt form.

Where we required a signed application, the above procedures did not apply and no financial transactions were permitted until we received the signed application and issued the contract. Where we issued a contract based on information provided though electronic facilities, we required an Acknowledgement of Receipt form. Financial transactions were only permitted if you requested them in writing, signed the request and had it signature guaranteed, until we received the signed Acknowledgement of Receipt form. After a contract is issued, additional contributions are allowed by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ CONTRACTS ONLY


You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account or credit union checking account and contributed as an additional contribution into an NQ contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contracts.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our business day, generally, is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions. Our business day generally ends at 4:00 p.m. Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents, and transmits your order to us in accordance with our processing procedures. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4 p.m., Eastern Time.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.



ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts, we have the right to vote on certain matters involving the portfolios, such as:

o  the election of trustees;


o the formal approval of independent public accounting firm selected for each Trust; or



                                                            More information  63

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.


VOTING RIGHTS OF OTHERS

Currently, we control the Trusts. Its shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of the Trusts are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of each Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.


SEPARATE ACCOUNT NO. 45 AND SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Accounts require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS


AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Accounts Nos. 45 and 49, respectively, nor would any of these proceedings be likely to have a material adverse effect upon either Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of AXA Equitable at December 31, 2004 and 2003, and for the three years ended December 31, 2004, incorporated in this Prospectus by reference to the 2004 Annual Report on Form 10-K are incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



FINANCIAL STATEMENTS


The financial statements of Separate Account No. 45 and Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the applicable SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.



TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING


You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.



You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.



DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). AXA Advisors serves as the principal underwriter of Separate Account No. 45, and AXA Distributors serves as the principal underwriter of Separate Account No.
49. The offering of the contracts is intended to be continuous.



64  More information

AXA Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of AXA Equitable, and AXA Distributors, an indirect wholly owned subsidiary of AXA Equitable, are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD"). Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable annuity products. AXA Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"). Like AXA Distributors, EDI was owned by Equitable Holdings, LLC.

The contracts are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). Affiliated broker-dealers include MONY Securities Corporation ("MSC")* and Advest, Inc. The Distributors, MSC and Advest are all under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, broker-dealers receiving sales compensation will pay all or a portion of it to its individual financial representatives (or to its Selling broker-dealers) as commissions related to the sale of contracts.

Sales compensation paid to AXA Advisors will generally not exceed 8.5% of the total contributions made under the contracts. AXA Advisors, in turn, may pay its financial professionals (or Selling broker-dealers) either a portion of the contribution-based compensation or a reduced portion of the contribution-based compensation in combination with ongoing annual compensation ("asset-based compensation") up to 0.60% of the account value of the contract sold, based on the financial professional's choice. Contribution-based compensation, when combined with asset-based compensation, could exceed 8.5% of the total contributions made under the contracts.

Sales compensation paid to AXA Distributors will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors passes all sales compensation it receives through to the Selling broker-dealer. The Selling broker-dealer may elect to receive reduced contribution-based compensation in combination with asset-based compensation of up to 1.25% of the account value of all or a portion of the contracts sold through the broker-dealer. Contribution-based compensation, when combined with asset-based compensation, could exceed 7.50% of the total contributions made under the contracts. The sales compensation we pay varies among broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may also pay certain affiliated and/or unaffiliated broker-dealers and other financial intermediaries additional compensation for certain services and/or in recognition of certain expenses that may be incurred by them or on their behalf (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Accumulator(R) on a company and/or product list; sales personnel training; due diligence and related costs; marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a broker-dealer. We may also make fixed payments to broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of our products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of our products, we may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). These types of payments are made out of the Distributors' assets. Not all Selling broker-dealers receive additional compensation. For more information about any such arrangements, ask your financial professional.

The Distributors will receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors may also receive other payments from the portfolio advisers and/or their affiliates for administrative costs, as well as payments for sales meetings and/or seminar sponsorships.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." Other forms of compensation financial professionals may receive include health and retirement benefits. In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of our products. However, under applicable rules of the NASD, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products may qualify, under sales incentive programs, to receive non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.


----------------------

* On or about June 6, 2005, MSC financial professionals are expected to become financial professionals of AXA Advisors. From that date forward, former MSC financial professionals will be compensated by AXA Advisors, and the Distributors will replace MSC as the principal underwriters of its affiliated products.



                                                            More information  65

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in our products, any compensation paid will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable NASD rules and other laws and regulations.-



66  More information

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the year ended December 31, 2004 is considered to be a part of this Prospectus because it is incorporated by reference.


After the date of this Prospectus and before we terminate the offering of the securities under this Prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is, or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.


We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the website is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).



                             Incorporation of certain documents by reference  67

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Accounts 45 and 49 with the daily asset charge of 1.35%.




UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME
AFTER DECEMBER 31, 2004.

----------------------------------------------------------------------------------------------
                                                             For the years ending December 31,
                                                             ---------------------------------
                                                                2004         2003        2002
----------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.62          --          --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          51          --          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         688          --          --
----------------------------------------------------------------------------------------------
 AXA Conservative Allocation
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.29          --          --
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         131          --          --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         237          --          --
---------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.39          --          --
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         150          --          --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         426          --          --
---------------------------------------------------------------------------------------------
 AXA Moderate Allocation
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 44.24     $ 41.25     $ 35.10
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,361       3,674       3,926
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,132         732         407
---------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.63          --          --
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         256          --          --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,617          --          --
---------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 53.88     $ 48.73     $ 35.92
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         334         375         404
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         710         812         899
---------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.19     $ 10.92     $ 10.67
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,247       1,242       1,119
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,011       1,187       1,217
---------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.04     $  9.98     $  7.90
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         484         378         205
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         567         383         235
---------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 29.46     $ 27.48     $ 22.73
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,318       1,384       1,316
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,408       3,959       3,827
---------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.03     $ 10.34     $  7.81
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         456         377         183
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         704         494         118
---------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.45     $  9.66     $  7.64
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         201         230         166
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         253         248         169
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                                                -----------------------------------------------------
                                                                2001        2000        1999        1998        1997
---------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 40.77          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,511          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         289          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 51.19     $ 69.35     $ 81.12     $ 69.37     $ 70.28
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         513         595         553         293          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,101       1,253       1,163         939         380
---------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 23.74     $ 23.90     $ 26.59     $ 27.96     $ 29.96
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,516       1,616       1,539         801          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,307       4,697       5,048       4,521       1,256
---------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------


A-1 Appendix I: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME
AFTER DECEMBER 31, 2004.
-------------------------------------------------------------------------------------------------------
                                                                 For the years ending December 31,
                                                               ----------------------------------------
                                                                2004       2003       2002        2001
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                $   9.20   $   8.74   $   6.79           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        449        410        275           --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        801        802        305           --
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  11.54   $  10.23   $   7.91           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        503        429        344           --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,102        698        384           --
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                $   9.45   $   8.58   $   6.20           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        806        761        429           --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,078      1,104        369           --
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  11.62   $  10.22   $   7.37           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        904        765        486           --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,203        820        388           --
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
-------------------------------------------------------------------------------------------------------
  Unit value                                                $   9.12   $   8.81   $   5.66           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,028        278         44           --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,493        571        264           --
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
-------------------------------------------------------------------------------------------------------
  Unit value                                                $ 237.75   $ 211.19   $ 143.14     $ 217.65
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,044      1,145      1,240        1,555
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,384      1,588      1,770        2,160
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  28.28   $  25.51   $  19.83     $  25.52
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      5,306      5,870      6,485        7,830
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        971        776        383           --
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  18.65   $  18.54   $  18.40     $  17.18
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      2,322      2,993      4,099        3,288
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,348      1,651      1,739           --
-------------------------------------------------------------------------------------------------------
 EQ/Alliance International
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  13.29   $  11.40   $   8.55     $   9.64
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,816      4,111      3,907          737
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,475      2,639        208           --
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                $   6.28   $   5.88   $   4.84     $   7.12
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      6,276      7,382      8,409       10,884
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      9,271     10,777     12,339       15,780
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.89   $  15.53   $  15.20           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        460        434        430           --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        603        631        552           --
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.36   $  13.66   $   9.83     $  14.28
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,733      2,001      2,020        2,115
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,465      6,324      6,943        8,170
-------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  22.79         --         --           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         31         --         --           --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         72         --         --           --
-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                                     For the years ending December 31,
                                                               ----------------------------------------------
                                                                 2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 247.21     $ 292.20     $ 237.18     $ 186.29
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        1,775        1,434          550           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        2,453        2,344        1,542          434
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  26.28     $  24.51     $  20.99           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        7,903        5,956        1,853           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.14     $  15.03     $  15.25           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        2,333        2,057          929           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance International
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  12.74     $  16.81     $  12.40           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          839          591          166           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $   9.49     $  11.79           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       12,132        6,304           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       17,298        8,614           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.68     $  14.88     $  11.82     $  12.54
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        2,156        1,264          775           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        9,189        6,912        6,101        2,521
-------------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-2

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME
AFTER DECEMBER 31, 2004.

------------------------------------------------------------------------------------------------
                                                              For the years ending December 31,
                                                          --------------------------------------
                                                                2004        2003        2002
------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.41    $  12.88    $  10.14
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,317       3,362       3,350
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       9,491      10,036      10,473
------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------
  Unit value                                                 $   5.66          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          87          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         345          --          --
------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.12    $   7.94    $   6.29
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          55          39          29
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         258         189          89
------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.94    $  11.46    $   9.38
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          19          20          13
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       9,529      11,360      13,307
------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.68    $   9.53    $   7.29
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         425         279         133
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,078       3,761       3,093
------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.30    $  10.33    $   7.97
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,835       3,037       3,265
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      15,697      17,536      18,971
------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity
------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.10    $  10.29    $   7.65
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,192       1,043         812
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       6,079       6,120       5,353
------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------
  Unit value                                                 $  25.63    $  23.57    $  18.69
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,163       3,443       3,683
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       9,685      10,779      11,356
------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.33    $   7.89    $   5.79
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         431         286         184
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         573         552         243
------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.14    $   9.73    $   6.87
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,605       1,435         951
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,883       2,874       2,717
------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.40    $  12.39    $   9.42
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,500       2,709       2,863
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,481       2,639       3,169
------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.84    $  13.48    $  13.22
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,021         985         903
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      10,774      12,484      14,961
------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.20    $  12.07    $   9.64
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,375       1,530       1,663
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      16,352      18,895      21,846
------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------
                                                                           For the years ending December 31,
                                                               ------------------------------------------------------
                                                                 2001        2000        1999        1998        1997
---------------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.90    $  11.70    $  12.10    $  11.84          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,847          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      10,569      10,105       9,428       5,696          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.67          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          10          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           6          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.90    $  17.32    $  21.35    $  16.61     $ 12.35
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      16,512      19,069      17,154      10,072       2,581
---------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.69    $  11.14    $  13.96          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,210       3,230       1,477          --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.72    $  11.09    $  10.61          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         231         174          72          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,208       2,064         982          --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.15    $  10.50    $  10.28          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         376         298         126          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,372       4,745       2,907          --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  24.41    $  28.18    $  31.67    $  26.73     $ 21.21
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       4,413       4,923          16           2          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      12,941      14,537          --          --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   7.72    $   9.43    $  10.82          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         161         164         139          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         140         136          91          --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.54    $  10.00          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         493          82          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,307         638          --          --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.20    $  10.92    $  10.53    $  10.48          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,091       1,080         972         560          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,256         223          --          --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.23    $  11.48    $  10.44    $  10.76          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      14,916      13,606      12,838       8,661          --
---------------------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.08    $  13.14    $  12.47    $  12.82     $ 11.52
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,936       2,045       2,057         867          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      25,574      28,008      29,522      24,343       8,113
---------------------------------------------------------------------------------------------------------------------


A-3 Appendix I: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME
AFTER DECEMBER 31, 2004.

-------------------------------------------------------------------------------------------------------
                                                                 For the years ending December 31,
                                                               ----------------------------------------
                                                                2004       2003       2002       2001
-------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  6.02    $  5.44    $  4.39    $  6.38
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        503        566        552        575
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,149      1,266      1,590      1,490
-------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.63    $ 14.39    $ 10.62    $ 12.50
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        986        840        665         --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      6,654      7,289      7,825      7,755
-------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.95    $ 12.80    $  9.89    $ 11.34
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,467      1,522        767         14
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,102      2,058      1,041        155
-------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 19.96    $ 18.30    $ 14.14    $ 17.20
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,230      3,348      3,538      3,681
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      4,699      4,955      5,160      5,603
-------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.89    $ 14.08    $ 11.14    $ 13.55
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,244      1,181      1,196         --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      9,124     10,329     12,054     14,032
-------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.19    $ 11.88    $  9.31    $ 14.37
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      4,453      5,082      5,638      7,229
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      8,228      9,491     10,806     13,726
-------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.98    $  8.17    $  6.79    $  8.71
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        635        715        776        948
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,835      6,684      6,910      8,228
-------------------------------------------------------------------------------------------------------
 EQ/Money Market
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 28.18    $ 28.34    $ 28.57    $ 28.61
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,221      1,537      2,299      2,501
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,938      3,834      5,633      6,273
-------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  4.43         --         --         --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          3         --         --         --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         20         --         --         --
-------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 14.35    $ 12.36    $  8.59    $ 11.01
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,073      1,030        859        899
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,622      3,320      2,817      3,131
-------------------------------------------------------------------------------------------------------
 EQ/Small Company Value
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 22.79         --         --         --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         31         --         --         --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         72         --         --         --
-------------------------------------------------------------------------------------------------------
 EQ/TCW Equity
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.99         --         --         --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         10         --         --         --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         17         --         --         --
-------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.16         --         --         --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         14         --         --         --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         41         --         --         --
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                                 For the years ending December 31,
                                                               ----------------------------------------
                                                                2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.39         --         --          --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        258         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        745         --         --          --
------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.76    $  9.20    $  9.17          --
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      7,215      6,774      4,733          --
------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------
  Unit value                                                      --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.52    $ 14.98    $ 12.76     $ 11.60
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,305      2,567      1,009          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,888      5,766      4,389       1,182
------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 17.50    $ 20.23    $ 12.80     $ 10.86
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     15,833     13,783     10,607       4,609
------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 22.09    $ 27.59    $ 16.10     $ 12.13
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      8,254      6,114      1,942          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     16,073     13,671      9,117       3,327
------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.51    $ 10.72         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,014        550         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      8,940      6,033         --          --
------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 28.00    $ 26.78    $ 25.92     $ 25.00
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,860      2,900      1,566          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,065      7,278      5,158       1,153
------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------
  Unit value                                                      --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.94    $ 11.48    $  9.64          --
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        989        756        284          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      3,340      2,922      1,610          --
------------------------------------------------------------------------------------------------------
 EQ/Small Company Value
------------------------------------------------------------------------------------------------------
  Unit value                                                      --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
 EQ/TCW Equity
------------------------------------------------------------------------------------------------------
  Unit value                                                      --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------
  Unit value                                                      --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         --         --         --          --
------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-4

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME
AFTER DECEMBER 31, 2004.

-----------------------------------------------------------------------------------------------------------------------
                                                                                For the years ending December 31,
                                                                  -----------------------------------------------------
                                                                     2004        2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.64    $  8.72    $  5.67    $  6.11    $  6.53
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           1,948      1,871      1,807      1,765      2,063
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           3,845      4,287      3,992      4,501      4,990
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                             For the years ending December 31,
                                                            ----------------------------------
                                                                 1999        1998      1997
----------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
----------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.04    $  5.72     --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           1,267        177     --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           3,859      1,805     --
----------------------------------------------------------------------------------------------


A-5 Appendix I: Condensed financial information

Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------


Trustees who are considering the purchase of an Accumulator(R) QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) QP contract or another annuity. Therefore, you should purchase an Accumulator(R) QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.


We will not accept defined benefit plans. For defined contribution plans, we will only accept transfers from another defined contribution plan or a change of investment vehicles in the plan. Only one additional transfer contribution may be made per contract year. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A withdrawal charge and/or market value adjustment may apply.


Further, AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70-1/2, trustees should consider that:

o the QP contract may not be an appropriate purchase for annuitants approaching or over age 70-1/2;


o provisions in the Treasury Regulations on required minimum distributions will require, beginning 2006, that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed from the contract; and


o the guaranteed minimum income benefit under baseBUILDER may not be an appropriate feature for annuitants who are older than age 60-1/2 when the contract is issued.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.


                       Appendix II: Purchase considerations for QP contracts B-1

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2005 to a fixed maturity option with a maturity date of February 15, 2014 (nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value of $183,846 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2009.





---------------------------------------------------------------------------------------------------
                                                           Hypothetical Assumed rate to maturity on
                                                                    February 15, 2009
---------------------------------------------------------------------------------------------------

                                                                     5.00%            9.00%
---------------------------------------------------------------------------------------------------
 As of February 15, 2009 (before withdrawal)
---------------------------------------------------------------------------------------------------
(1) Market adjusted amount                                       $144,048         $ 119,487
---------------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                        $131,080         $ 131,080
---------------------------------------------------------------------------------------------------
(3) Market value adjustment:
    (1) - (2)                                                    $ 12,968         $ (11,593)
---------------------------------------------------------------------------------------------------
 On February 15, 2009 (after withdrawal)
---------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated
    with withdrawal:
    (3) x [$50,000/(1)]                                          $  4,501         $  (4,851)
---------------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount: [$50,000 - (4)]          $ 45,499         $  54,851
---------------------------------------------------------------------------------------------------
(6) Fixed maturity amount: (2) - (5)                             $ 85,581         $  76,229
---------------------------------------------------------------------------------------------------
(7) Maturity value                                               $120,032         $ 106,915
---------------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                $ 94,048         $  69,487
---------------------------------------------------------------------------------------------------


You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.


C-1 Appendix III: Market value adjustment example

Appendix IV: Guaranteed minimum death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.

The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the AXA Premier VIP Core Bond, EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return, EQ/Alliance Quality Bond or EQ/Short Duration Bond options or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:




-----------------------------------------------------------------------------------------
   End of                           5% roll up to age 80      Annual ratchet to age 80
 contract                          guaranteed minimum          guaranteed minimum
   year         Account value       death benefit(1)              death benefit
-----------------------------------------------------------------------------------------
     1           $105,000             $   105,000(1)              $  105,000(3)
-----------------------------------------------------------------------------------------
     2           $115,500             $   110,250(2)              $  115,500(3)
-----------------------------------------------------------------------------------------
     3           $129,360             $   115,763(2)              $  129,360(3)
-----------------------------------------------------------------------------------------
     4           $103,488             $   121,551(1)              $  129,360(4)
-----------------------------------------------------------------------------------------
     5           $113,837             $   127,628(1)              $  129,360(4)
-----------------------------------------------------------------------------------------
     6           $127,497             $   134,010(1)              $  129,360(4)
-----------------------------------------------------------------------------------------
     7           $127,497             $   140,710(1)              $  129,360(4)
-----------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


5% ROLL UP TO AGE 80*

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be the guaranteed minimum death benefit.


(2) At the end of contract years 2 and 3, the death benefit will be the current account value since it is higher than the current guaranteed minimum death benefit.


ANNUAL RATCHET TO AGE 80

(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

----------

                       Appendix IV: Guaranteed minimum death benefit example D-1

Appendix V: Hypothetical illustrations


--------------------------------------------------------------------------------


ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "the 5% Roll up to age 80" guaranteed minimum death benefit, the Protection Plus(SM) benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an Accumulator(R) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.68)% and 3.32% for the Accumulator(R) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the 5% Roll up to age 80 guaranteed minimum death benefit, Protection Plus(SM) benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect all contract charges. The values shown under "Lifetime Annual Guaranteed Minimum Income Benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime Annual Guaranteed Minimum Income Benefit" columns indicates that the contract has terminated due to insufficient account value and, consequently, the guaranteed benefit has no value.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.69%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.39% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.



E-1 Appendix V: Hypothetical illustrations

Variable deferred annuity
Accumulator
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
  5% Roll up to age 80 Guaranteed minimum death benefit
  Protection Plus
  Guaranteed minimum income benefit



                                                            5% Roll up
                                                             to age 80                          Lifetime Annual
                                                            Guaranteed      Total Death Benefit    Guaranteed
                                                           Minimum Death      with Protection       Minimum
                    Account Value        Cash Value           Benefit             Plus(SM)       Income Benefit
        Contract ------------------- ------------------ ------------------- ------------------- ----------------
          Year       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%
  Age  --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------
  60        1     100,000  100,000   93,000     93,000  100,000   100,000   100,000   100,000     N/A      N/A
  61        2      96,810  102,798   90,810     96,798  105,000   105,000   107,000   107,000     N/A      N/A
  62        3      93,697  105,668   88,697    100,668  110,250   110,250   114,350   114,350     N/A      N/A
  63        4      90,656  108,611   86,656    104,611  115,763   115,763   122,068   122,068     N/A      N/A
  64        5      87,685  111,627   84,685    108,627  121,551   121,551   130,171   130,171     N/A      N/A
  65        6      84,782  114,720   82,782    112,720  127,628   127,628   138,679   138,679     N/A      N/A
  66        7      81,943  117,890   80,943    116,890  134,010   134,010   147,613   147,613     N/A      N/A
  67        8      79,165  121,138   79,165    121,138  140,710   140,710   156,994   156,994     N/A      N/A
  68        9      76,446  124,466   76,446    124,466  147,746   147,746   166,844   166,844     N/A      N/A
  69       10      73,783  127,876   73,783    127,876  155,133   155,133   177,186   177,186     N/A      N/A
  74       15      61,214  146,195   61,214    146,195  197,993   197,993   237,190   237,190   13,860   13,860
  79       20      49,644  166,759   49,644    166,759  252,695   252,695   313,773   313,773   21,201   21,201
  84       25      39,150  190,149   39,150    190,149  265,330   265,330   331,462   331,462   26,560   26,560
  89       30      33,129  220,751   33,129    220,751  265,330   265,330   331,462   331,462     N/A      N/A
  94       35      28,633  257,322   28,633    257,322  265,330   265,330   331,462   331,462     N/A      N/A
  95       36      27,810  265,334   27,810    265,334  265,330   265,330   331,462   331,462     N/A      N/A



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.



                                      Appendix V: Hypothetical illustrations E-2

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS



                                                                            Page
Unit Values                                                                  2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2


How to Obtain an Accumulator(R) Statement of Additional Information for Separate Account No. 45 and Separate Account No. 49

Send this request form to:

 Accumulator(R)
 P.O. Box 1547
 Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------

Please send me a combined Accumulator(R) SAI for Separate Account No. 45 and Separate Account No. 49 dated May 1, 2005.



--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
City           State    Zip




(SAI 13AMLF(5/03))                            x01002/Core '02, OR and '04 Series

Accumulator(R)

A combination variable and fixed deferred annuity contract



PROSPECTUS DATED MAY 1, 2005

Please read and keep this Prospectus for future reference. It contains important information that you should know before taking any action under your contract. You should read the prospectuses for each Trust, which contain important information about the portfolios.



--------------------------------------------------------------------------------


WHAT IS THE ACCUMULATOR(R)?

Accumulator(R) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option, fixed maturity options, or the account for special dollar cost averaging ("investment options"). Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts or in all states. Please contact your financial professional and/or review your contract for state variations that may apply to you.



 Variable investment options
o AXA Aggressive Allocation(1)           o EQ/Equity 500 Index
o AXA Conservative Allocation(1)         o EQ/Evergreen Omega
o AXA Conservative-Plus Allocation(1)    o EQ/FI Mid Cap
o AXA Moderate Allocation(1)             o EQ/FI Small/Mid Cap Value
o AXA Moderate-Plus Allocation(1)        o EQ/International Growth(3)
o AXA Premier VIP Aggressive Equity      o EQ/J.P. Morgan Core Bond
o AXA Premier VIP Core Bond              o EQ/JP Morgan Value Opportunities
o AXA Premier VIP Health Care            o EQ/Janus Large Cap Growth
o AXA Premier VIP High Yield             o EQ/Lazard Small Cap Value
o AXA Premier VIP International Equity   o EQ/Long Term Bond(3)
o AXA Premier VIP Large Cap Core         o EQ/Lord Abbett Growth and Income(3)
  Equity                                 o EQ/Lord Abbett Large Cap Core(3)
o AXA Premier VIP Large Cap Growth       o EQ/Lord Abbett Mid Cap Value(3)
o AXA Premier VIP Large Cap Value        o EQ/Marsico Focus
o AXA Premier VIP Small/Mid Cap          o EQ/Mercury Basic Value Equity
  Growth                                 o EQ/Mercury International Value
o AXA Premier VIP Small/Mid Cap Value    o EQ/Mergers and Acquisitions(3)
o AXA Premier VIP Technology             o EQ/MFS Emerging Growth Companies
o EQ/Alliance Common Stock               o EQ/MFS Investors Trust
o EQ/Alliance Growth and Income          o EQ/Money Market
o EQ/Alliance Intermediate Government    o EQ/Montag & Caldwell Growth(2)
  Securities                             o EQ/PIMCO Real Return(3)
o EQ/Alliance International              o EQ/Short Duration Bond(3)
o EQ/Alliance Large Cap Growth(2)        o EQ/Small Company Index
o EQ/Alliance Quality Bond               o EQ/Small Company Value(2)
o EQ/Alliance Small Cap Growth           o EQ/TCW Equity(2)
o EQ/Bear Stearns Small Company          o EQ/UBS Growth and Income(2)
  Growth(2)                              o EQ/Van Kampen Comstock(3)
o EQ/Bernstein Diversified Value         o EQ/Van Kampen Emerging Markets
o EQ/Boston Advisors Equity Income(2)      Equity(2)
o EQ/Calvert Socially Responsible        o EQ/Van Kampen Mid Cap Growth(3)
o EQ/Capital Guardian Growth             o EQ/Wells Fargo Montgomery Small
o EQ/Capital Guardian International        Cap(3)
o EQ/Capital Guardian Research           o Laudus Rosenberg VIT Value Long/
o EQ/Capital Guardian U.S. Equity          Short Equity
o EQ/Caywood-Scholl High Yield Bond(3)   o U.S. Real Estate -- Class II



(1)  The "AXA Allocation" portfolios.
(2) This is the option's new name, effective on or about May 9, 2005, subject to regu latory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for the option's former name.
(3) Available on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for more information on the new investment option.

You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of EQ Advisors Trust, AXA Premier VIP Trust, The Universal Institutional Funds, Inc. or Laudus Variable Insurance Trust (The "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

You may also allocate amounts to the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging, which are discussed later in this Prospectus.

TYPES OF CONTRACTS. Contracts were offered for use as:


o    A nonqualified annuity ("NQ") for after-tax contributions only.


o    An individual retirement annuity ("IRA"), either traditional IRA or Roth
     IRA.

     Two versions of the traditional IRA were offered: "Rollover IRA" and "Flexible Premium IRA." Two versions of the Roth IRA were offered: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA").

o An annuity that is an investment vehicle for a qualified defined contribution plan ("QP").

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA").

A contribution of at least $5,000 was required to purchase an NQ, Rollover IRA, Roth Conversion IRA, Inherited IRA, QP, or Rollover TSA contract. A contribution of $2,000 was required to purchase a Flexible Premium IRA or Flexible Premium Roth IRA contract.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2005, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


The SEC has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                          X01001/Core '02 Series
                                                                          (R/15)

This contract is no longer available for new purchasers. This contract is no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VI later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus
--------------------------------------------------------------------------------


ACCUMULATOR(R)
--------------------------------------------------------------------------------
Index of key words and phrases                                               5
Who is AXA Equitable?                                                        6
How to reach us                                                              7
Accumulator(R) at a glance -- key features                                   9


--------------------------------------------------------------------------------
FEE TABLE                                                                   12
--------------------------------------------------------------------------------
Example                                                                     16
Condensed financial information                                             19


--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           20
--------------------------------------------------------------------------------
How you can contribute to your contract                                     20
Owner and annuitant requirements                                            24
How you can make your contributions                                         24
What are your investment options under the contract?                        24
Portfolios of the Trusts                                                    25
Allocating your contributions                                               31
Your benefit base                                                           33
Annuity purchase factors                                                    33
Our Living Benefit option                                                   33
Guaranteed minimum death benefit                                            35
Inherited IRA beneficiary continuation contract                             36
Your right to cancel within a certain number of days                        37


--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        38
--------------------------------------------------------------------------------
Your account value and cash value                                           38
Your contract's value in the variable investment options                    38
Your contract's value in the guaranteed interest option                     38
Your contract's value in the fixed maturity options                         38
Your contract's value in the account for special dollar
     cost averaging                                                         38
Termination of your contract                                                38


----------------------

"We," "our," and "us" refer to AXA Equitable.


When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                  Contents of this Prospectus  3

--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         39
--------------------------------------------------------------------------------
Transferring your account value                                             39
Disruptive transfer activity                                                39
Rebalancing your account value                                              40


--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     41
--------------------------------------------------------------------------------
Withdrawing your account value                                              41
How withdrawals are taken from your account value                           42
How withdrawals affect your guaranteed minimum income benefit
  and guaranteed minimum death benefit                                      42
Loans under Rollover TSA contracts                                          43
Surrendering your contract to receive its cash value                        43
When to expect payments                                                     43
Your annuity payout options                                                 43


--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     46
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          46
Charges that the Trusts deduct                                              49
Group or sponsored arrangements                                             49
Other distribution arrangements                                             49


--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 50
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     50
How death benefit payment is made                                           50
Beneficiary continuation option                                             51


--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          54
--------------------------------------------------------------------------------
Overview                                                                    54
Contracts that fund a retirement arrangement                                54
Transfers among investment options                                          54
Taxation of nonqualified annuities                                          54
Individual retirement arrangements (IRAs)                                   56
Tax-Sheltered Annuity contracts (TSAs)                                      65
Federal and state income tax withholding and
  information reporting                                                     69
Special rules for contracts funding qualified plans                         70
Impact of taxes to AXA Equitable                                            70


--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         71
--------------------------------------------------------------------------------
About Separate Account No. 49                                               71
About the Trusts                                                            71
About our fixed maturity options                                            71
About the general account                                                   72
About other methods of payment                                              72
Dates and prices at which contract events occur                             73
About your voting rights                                                    74
About legal proceedings                                                     74
About our independent registered public accounting firm                     74
Financial statements                                                        74
Transfers of ownership, collateral assignments, loans
  and borrowing                                                             74
Distribution of the contracts                                               75


--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS
     BY REFERENCE                                                           77
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I    -- Condensed financial information                                     A-1
II   -- Purchase considerations for QP contracts                            B-1
III  -- Market value adjustment example                                     C-1
IV   -- Enhanced death benefit example                                      D-1
V    -- Hypothetical illustrations                                          E-1
VI   -- Contract variations                                                 F-1



--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------


4  Contents of this Prospectus

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.



Term                                                         Page in Prospectus
6% Roll up to age 85 enhanced death benefit                         33
account for special dollar cost averaging                           31
account value                                                       38
administrative charge                                               46
annual administrative charge                                        46
Annual ratchet to age 85 enhanced death benefit                     33
annuitant                                                           20
annuity maturity date                                               45
annuity payout options                                              43
annuity purchase factors                                            33
automatic investment program                                        73
beneficiary                                                         50
Beneficiary continuation option ("BCO")                             51
benefit base                                                        33
business day                                                        73
cash value                                                          38
charges for state premium and other applicable taxes                49
contract date                                                       10
contract date anniversary                                           10
contract year                                                       10
contributions to traditional IRAs                                   57
   regular contributions                                            57
   rollovers and transfers                                          58
disability, terminal illness or confinement to nursing home         47
disruptive transfer activity                                        39
Distribution charge                                                 46
EQAccess                                                             7
ERISA                                                               43
Fixed-dollar option                                                 32
fixed maturity options                                              30
Flexible Premium IRA                                             cover
Flexible Premium Roth IRA                                        cover
free look                                                           37
free withdrawal amount                                              47
general account                                                     72
General dollar cost averaging                                       32
guaranteed interest option                                          30
guaranteed minimum death benefit                                    35
guaranteed minimum death benefit charge                             48
guaranteed minimum income benefit                                   33
IRA                                                              cover
IRS                                                              cover
Inherited IRA                                                    cover
investment simplifier                                               32
investment options                                               cover
lifetime required minimum distribution withdrawals                  42
Living Benefit option                                               33
Living Benefit charge                                               48
loan reserve account                                                43
loans under Rollover TSAs                                           43
lump sum withdrawals                                                41
market adjusted amount                                              30
market value adjustment                                             30
market timing                                                       39
maturity dates                                                      30
maturity value                                                      30
Mortality and expense risks charge                                  46
NQ                                                               cover
participant                                                         24
portfolio                                                        cover
principal assurance allocation                                      31
processing office                                                    7
Protection Plus(SM)                                                 36
Protection Plus(SM) charge                                          48
QP                                                               cover
rate to maturity                                                    30
Rebalancing                                                         40
Rollover IRA                                                     cover
Rollover TSA                                                     cover
Roth Conversion IRA                                              cover
Roth IRA                                                         cover
SAI                                                              cover
SEC                                                              cover
self-directed allocation                                            31
Separate Account No. 49                                             71
special dollar cost averaging                                       31
standard death benefit                                              33
substantially equal withdrawals                                     41
Successor owner and annuitant                                       51
systematic withdrawals                                              41
TOPS                                                                 7
TSA                                                              cover
traditional IRA                                                  cover
Trusts                                                              71
unit                                                                38
variable investment options                                         24
wire transmittals and electronic applications                       72
withdrawal charge                                                   46



To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

Prospectus                      Contract or Supplemental Materials
  fixed maturity options        Guarantee Periods (Guaranteed Fixed
                                Interest Accounts in supplemental materials)
  variable investment options   Investment Funds
  account value                 Annuity Account Value
  rate to maturity              Guaranteed Rates
  unit                          Accumulation Unit
  Living Benefit                Guaranteed Minimum Income Benefit
  Guaranteed Interest Option    Guaranteed Interest Account

                                                Index of key words and phrases 5

Who is AXA Equitable?


--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company (AXA Equitable) (previously, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is a subsidiary of AXA Financial, Inc. AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $598 billion in assets as of December 31, 2004. For over 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



6  Who is AXA Equitable?

HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:


Accumulator(R)
P.O. Box 13014
Newark, NJ 07188-0014


FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:


Accumulator(R)
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094


FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
REGULAR MAIL:


Accumulator(R)
P.O. Box 1547
Secaucus, NJ 07096-1547


FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
EXPRESS DELIVERY:


Accumulator(R)
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094


REPORTS WE PROVIDE:

o written confirmation of financial transactions;


o statement of your contract values at the close of each calendar year and any calendar quarter in which there was a financial transaction; and


o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the guaranteed minimum income benefit, if applicable.


TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
EQACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o your current account value;

o your current allocation percentages;

o the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options;


o elect to receive contract statements electronically;

o change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only): and

o access Frequently Asked Questions and Service Forms (not available through
  TOPS)

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access EQAccess by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);


                                                        Who is AXA Equitable?  7

(2) conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3)  election of the automatic investment program;

(4)  election of the rebalancing program;

(5)  requests for loans under Rollover TSA contracts;

(6)  spousal consent for loans under Rollover TSA contracts;

(7)  requests for withdrawals or surrenders from Rollover TSA contracts;

(8)  tax withholding elections;

(9)  election of the beneficiary continuation option;

(10) IRA contribution recharacterizations;


(11) certain Section 1035 exchanges;

(12) direct transfers;

(13) exercise of the Guaranteed minimum income benefit; and

(14) death claims.



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options;


(4) contract surrender and withdrawal requests;


(5) general dollar cost averaging (including the fixed dollar and interest sweep options); and

(6) special dollar cost averaging.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) general dollar cost averaging (including the fixed dollar and interest sweep options);

(3) rebalancing;

(4) special dollar cost averaging;

(5) substantially equal withdrawals;

(6) systematic withdrawals; and

(7) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, all must sign.


8  Who is AXA Equitable?

Accumulator(R) at a glance -- key features


------------------------------------------------------------------------------------------------------------------------------------
Professional investment      Accumulator's(R) variable investment options invest in different portfolios managed by professional
management                   investment advisers.
------------------------------------------------------------------------------------------------------------------------------------
Fixed maturity options       o Fixed maturity options ("FMOs") with maturities ranging from approximately 1 to 10 years (subject to availability).
                             o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                             -------------------------------------------------------------------------------------------------------
                             If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. If you withdraw or transfer only a portion of a fixed maturity amount, this may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment also applies.
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed interest          o Principal and interest guarantees.
option
                             o Interest rates set periodically.
------------------------------------------------------------------------------------------------------------------------------------
Account for special dollar   Available for dollar cost averaging all or a portion of any eligible contribution to your contract.
cost averaging
------------------------------------------------------------------------------------------------------------------------------------
Tax considerations           o  No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity
                             payments.
                             o  No tax on transfers among investment options inside the contract.
                             -------------------------------------------------------------------------------------------------------
                             Annuity contracts that were purchased as an Individual Retirement Annuity (IRA) or Tax Sheltered
                             Annuity (TSA), or to fund an employer retirement plan (QP or Qualified Plan), do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before you purchased your contract, you should have considered its features and benefits beyond tax deferral -- as well as its features, benefits and costs relative to any other investment that you may have chosen in connection with your retirement plan or arrangement -- to determine whether it would meet your needs and goals.
                             Depending on your personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
------------------------------------------------------------------------------------------------------------------------------------
Living Benefit protection    The Living Benefit provides a guaranteed minimum income benefit. The guaranteed minimum income benefit provides income protection for you during the annuitant's life once you elect to annuitize the contract.
------------------------------------------------------------------------------------------------------------------------------------
Contribution amounts         o NQ, Rollover IRA, Roth Conversion IRA, Inherited IRA, QP and Rollover TSA contracts
                             o Initial minimum:      $5,000
                             o Additional minimum:   $500 (NQ, QP and Rollover TSA contracts)
                                                     $100 monthly and $300 quarterly under our automatic investment program
                                                     (NQ contracts)
                                                     $50 (IRA contracts)
                                                     $1000 (Inherited IRA contracts)
                             -------------------------------------------------------------------------------------------------------
                             o Flexible Premium IRA and Flexible Premium Roth IRA contracts
                             o Initial minimum:      $2,000
                             o Additional minimum:   $   50
                             -------------------------------------------------------------------------------------------------------
                             Maximum contribution limitations may apply. In general, contributions are limited to $1.5 million.
------------------------------------------------------------------------------------------------------------------------------------
Access to your money         o Lump sum withdrawals
                             o Several withdrawal options on a periodic basis
                             o Loans under Rollover TSA contracts
                             o Contract surrender

                             You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty.
------------------------------------------------------------------------------------------------------------------------------------


                                    Accumulator(R) at a glance -- key features 9

------------------------------------------------------------------------------------------------------------------------------------
Payout options         o Fixed annuity payout options
                       o Variable Immediate Annuity payout options
                       o Income Manager(R) payout options
------------------------------------------------------------------------------------------------------------------------------------
Additional features    o Guaranteed minimum death benefit options
                       o Dollar cost averaging
                       o Automatic investment program
                       o Account value rebalancing (quarterly, semiannually, and annually)
                       o Free transfers
                       o Waiver of withdrawal charge for disability, terminal illness, or confinement to a nursing home
                       o Protection Plus(SM), an optional death benefit available under certain contracts (subject to state availability)
------------------------------------------------------------------------------------------------------------------------------------
Fees and charges       o Daily charges on amounts invested in variable investment options for mortality and expense risks, administrative charges and distribution charges at an annual rate of 1.20%.
                       o The charges for the guaranteed minimum death benefits range from 0.0% to 0.60%, annually, of the applicable benefit base. The benefit base is described under "Your benefit base" in "Contract features and benefits" later in this Prospectus.
                       o Annual 0.60% of the applicable benefit base charge for the optional Living Benefit until you exercise your guaranteed minimum income benefit, elect another annuity payout or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The benefit base is described under "Your benefit base"
                         in "Contract features and benefits" later in this Prospectus.
                       o If your account value at the end of the contract year is less than $50,000, we deduct an annual administrative charge equal to $30, or during the first two contract years, 2% of your account value, if less. If your account value, on the contract date anniversary, is $50,000 or more, we will not deduct the charge.
                       o An annual charge of 0.35% of the account value for the Protection Plus(SM) optional death benefit.
                       o No sales charge deducted at the time you make contributions. During the first seven contract years following a contribution, a charge of up to 7% will be deducted from amounts that you withdraw that exceed
                         15% of your account value. We use the account value at the beginning of each contract year to calculate the 15% amount available. There is no withdrawal charge in the eighth and later contract years following a contribution. Certain other exemptions apply.
                       -------------------------------
                       The "contract date" is the effective date of a contract. This usually is the business day we received the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date appears in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
                       -------------------------------
                       o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                       o We deduct a $350 annuity administrative fee from amounts applied to purchase the Variable Immediate
                         Annuity payout options.

                       o Annual expenses of the Trusts' portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.10% to 1.50% annually,
                         12b-1 fees of either 0.25% or 0.35% annually and other expenses.
------------------------------------------------------------------------------------------------------------------------------------
Annuitant issue ages   NQ: 0-85
                       Rollover IRA, Roth Conversion
                       IRA, Flexible Premium Roth IRA
                       and Rollover TSA: 20-85
                       Flexible Premium IRA: 20-70
                       Inherited IRA: 0-70
                       QP: 20-75
------------------------------------------------------------------------------------------------------------------------------------


The above is not a complete description of all material provisions of the contract. In some cases, restrictions or exceptions apply. Also, all features of the contract are not necessarily available in your state or at certain ages.


For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions.



10 Accumulator(R) at a glance -- key features

OTHER CONTRACTS


We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about any of the AXA Equitable annuity contracts.


                                   Accumulator(R) at a glance -- key features 11

Fee table

--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.


The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.



------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions with-
drawn (deducted if you surrender your contract or make certain
withdrawals or apply your cash value to certain payout options).(1)                        7.00%
Charge if you elect a Variable Immediate Annuity payout option                             $350
------------------------------------------------------------------------------------------------------------------------------------
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract,  not including the underlying trust portfolio fees and expenses.
------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risks                                                                0.75%
Administrative                                                                             0.25%
Distribution                                                                               0.20%
                                                                                           ----
Total annual expenses                                                                      1.20%
------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value on each contract date anniversary
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge
   If your account value on a contract date anniversary is less than $50,000(2)            $ 30
   If your account value on a contract date anniversary is $50,000 or more                 $  0
------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value each year if you elect the optional benefit
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum death benefit charge (calculated as a percentage of the applicable benefit base. Deducted annually on each contract date anniversary for which the benefit is in effect).
   Standard death benefit                                                                  0.00%
   Annual Ratchet to age 85                                                                0.30% of the Annual Ratchet to age
                                                                                           85 benefit base
   6% Roll-up to age 85                                                                    0.45% of the 6% roll-up to age 85
                                                                                           benefit base
   Greater of 6% Roll-up to age 85 or Annual Ratchet to age 85                             0.60% of the greater of the 6% roll-up to
                                                                                           age 85 benefit base or the Annual Ratchet
                                                                                           to age 85 benefit base, as applicable
------------------------------------------------------------------------------------------------------------------------------------
Living Benefit charge (calculated as a percentage of the applicable benefit base. Deducted annually on each contract date anniversary for
which the benefit is in effect)                                                            0.60%
------------------------------------------------------------------------------------------------------------------------------------
Protection Plus(SM) benefit charge (calculated as a percentage of the account value. Deducted annually on each contract date anniversary for
which the benefit is in effect)                                                            0.35%


12 Fee table

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the invest- ment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


------------------------------------------------------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Lowest     Highest
                                                                                           ------     -------
Total Annual Portfolio Operating Expenses for 2004 (expenses that are deducted
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or           0.55%      7.61%
other expenses)(3)
------------------------------------------------------------------------------------------------------------------------------------




This table shows the fees and expenses for 2004 as an annual percentage of each Portfolio's daily average net assets.



                                                                                              Total         Fee        Net Total
                                                                                              Annual      Waivers        Annual
                                                                               Underlying    Expenses    ers and/or    Expenses
                                                Manage-                        Portfolio      Before       Expense       After
                                                 ment    12b-1     Other       Fees and      Expense    Reimburse-     Expense
Portfolio Name                                  Fees(4)  Fees(5)  Expenses(6)  Expenses(7)   Limitation    ments(8)    Limitations
----------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        0.10%    0.25%     0.29%      0.99%         1.63%        (0.29)%      1.34%
AXA Conservative Allocation                      0.10%    0.25%     0.41%      0.75%         1.51%        (0.41)%      1.10%
AXA Conservative-Plus Allocation                 0.10%    0.25%     0.30%      0.80%         1.45%        (0.30)%      1.15%
AXA Moderate Allocation                          0.10%    0.25%     0.16%      0.83%         1.34%        (0.16)%      1.18%
AXA Moderate-Plus Allocation                     0.10%    0.25%     0.20%      1.02%         1.57%        (0.20)%      1.37%
AXA Premier VIP Aggressive Equity                0.62%    0.25%     0.18%        --          1.05%           --        1.05%
AXA Premier VIP Core Bond                        0.60%    0.25%     0.20%        --          1.05%        (0.10)%      0.95%
AXA Premier VIP Health Care                      1.20%    0.25%     0.40%        --          1.85%         0.00%       1.85%
AXA Premier VIP High Yield                       0.58%    0.25%     0.18%        --          1.01%           --        1.01%
AXA Premier VIP International Equity             1.05%    0.25%     0.50%        --          1.80%         0.00%       1.80%
AXA Premier VIP Large Cap Core Equity            0.90%    0.25%     0.32%        --          1.47%        (0.12)%      1.35%
AXA Premier VIP Large Cap Growth                 0.90%    0.25%     0.26%        --          1.41%        (0.06)%      1.35%
AXA Premier VIP Large Cap Value                  0.90%    0.25%     0.25%        --          1.40%        (0.05)%      1.35%
AXA Premier VIP Small/Mid Cap Growth             1.10%    0.25%     0.25%        --          1.60%         0.00%       1.60%
AXA Premier VIP Small/Mid Cap Value              1.10%    0.25%     0.25%        --          1.60%         0.00%       1.60%
AXA Premier VIP Technology                       1.20%    0.25%     0.40%        --          1.85%         0.00%       1.85%
----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         0.47%    0.25%     0.05%        --          0.77%           --        0.77%
EQ/Alliance Growth and Income                    0.56%    0.25%     0.05%        --          0.86%           --        0.86%
EQ/Alliance Intermediate Government Securities   0.50%    0.25%     0.06%        --          0.81%           --        0.81%
EQ/Alliance International                        0.73%    0.25%     0.12%        --          1.10%         0.00%       1.10%
EQ/Alliance Large Cap Growth*                    0.90%    0.25%     0.05%        --          1.20%        (0.10)%      1.10%
EQ/Alliance Quality Bond                         0.50%    0.25%     0.06%        --          0.81%           --        0.81%
EQ/Alliance Small Cap Growth                     0.75%    0.25%     0.06%        --          1.06%           --        1.06%
EQ/Bear Stearns Small Company Growth*            1.00%    0.25%     0.18%        --          1.43%        (0.13)%      1.30%
EQ/Bernstein Diversified Value                   0.63%    0.25%     0.07%        --          0.95%         0.00%       0.95%
EQ/Boston Advisors Equity Income*                0.75%    0.25%     0.21%        --          1.21%        (0.16)%      1.05%
EQ/Calvert Socially Responsible                  0.65%    0.25%     0.29%        --          1.19%        (0.14)%      1.05%
EQ/Capital Guardian Growth                       0.65%    0.25%     0.09%        --          0.99%        (0.04)%      0.95%
EQ/Capital Guardian International                0.85%    0.25%     0.17%        --          1.27%        (0.07)%      1.20%
EQ/Capital Guardian Research                     0.65%    0.25%     0.05%        --          0.95%         0.00%       0.95%
EQ/Capital Guardian U.S. Equity                  0.65%    0.25%     0.05%        --          0.95%         0.00%       0.95%
EQ/Caywood-Scholl High Yield Bond                0.60%    0.25%     0.12%        --          0.97%        (0.12)%      0.85%
EQ/Equity 500 Index                              0.25%    0.25%     0.05%        --          0.55%           --        0.55%
EQ/Evergreen Omega                               0.65%    0.25%     0.11%        --          1.01%        (0.06)%      0.95%
EQ/FI Mid Cap                                    0.70%    0.25%     0.06%        --          1.01%        (0.01)%      1.00%
EQ/FI Small/Mid Cap Value                        0.74%    0.25%     0.08%        --          1.07%         0.00%       1.07%
EQ/International Growth                          0.85%    0.25%     0.22%        --          1.32%         0.00%       1.32%
EQ/J.P. Morgan Core Bond                         0.44%    0.25%     0.06%        --          0.75%         0.00%       0.75%
EQ/JP Morgan Value Opportunities                 0.60%    0.25%     0.10%        --          0.95%         0.00%       0.95%
EQ/Janus Large Cap Growth                        0.90%    0.25%     0.08%        --          1.23%        (0.08)%      1.15%
EQ/Lazard Small Cap Value                        0.75%    0.25%     0.05%        --          1.05%         0.00%       1.05%
----------------------------------------------------------------------------------------------------------------------------------


                                                                    Fee table 13

                                                                                              Total         Fee        Net Total
                                                                                              Annual      Waivers        Annual
                                                                               Underlying    Expenses    ers and/or    Expenses
                                              Manage-                          Portfolio      Before       Expense       After
                                               ment       12b-1     Other       Fees and      Expense    Reimburse-     Expense
Portfolio Name                                Fees(4)    Fees(5)  Expenses(6)  Expenses(7)   Limitation    ments(8)    Limitations
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Long Term Bond                              0.50%      0.25%     0.25%         --            1.00%          0.00%      1.00%
EQ/Lord Abbett Growth and Income               0.65%      0.25%     0.19%         --            1.09%         (0.09)%     1.00%
EQ/Lord Abbett Large Cap Core                  0.65%      0.25%     0.19%         --            1.09%         (0.09)%     1.00%
EQ/Lord Abbett Mid Cap Value                   0.70%      0.25%     0.19%         --            1.14%         (0.09)%     1.05%
EQ/Marsico Focus                               0.88%      0.25%     0.06%         --            1.19%         (0.04)%     1.15%
EQ/Mercury Basic Value Equity                  0.58%      0.25%     0.05%         --            0.88%          0.00%      0.88%
EQ/Mercury International Value                 0.85%      0.25%     0.15%         --            1.25%          0.00%      1.25%
EQ/Mergers and Acquisitions                    0.90%      0.25%     1.21%         --            2.36%         (0.91)%     1.45%
EQ/MFS Emerging Growth Companies               0.65%      0.25%     0.06%         --            0.96%            --       0.96%
EQ/MFS Investors Trust                         0.60%      0.25%     0.10%         --            0.95%          0.00%      0.95%
EQ/Money Market                                0.34%      0.25%     0.05%         --            0.64%            --       0.64%
EQ/Montag & Caldwell Growth*                   0.75%      0.25%     0.12%         --            1.12%          0.00%      1.12%
EQ/PIMCO Real Return                           0.55%      0.25%     0.20%         --            1.00%         (0.35)%     0.65%
EQ/Short Duration Bond                         0.45%      0.25%     0.52%         --            1.22%         (0.57)%     0.65%
EQ/Small Company Index                         0.25%      0.25%     0.13%         --            0.63%          0.00%      0.63%
EQ/Small Company Value*                        0.80%      0.25%     0.12%         --            1.17%          0.00%      1.17%
EQ/TCW Equity*                                 0.80%      0.25%     0.12%         --            1.17%         (0.02)%     1.15%
EQ/UBS Growth and Income*                      0.75%      0.25%     0.16%         --            1.16%         (0.11)%     1.05%
EQ/Van Kampen Comstock                         0.65%      0.25%     0.19%         --            1.09%         (0.09)%     1.00%
EQ/Van Kampen Emerging Markets Equity*         1.15%      0.25%     0.40%         --            1.80%          0.00%      1.80%
EQ/Van Kampen Mid Cap Growth                   0.70%      0.25%     0.19%         --            1.14%         (0.09)%     1.05%
EQ/Wells Fargo Montgomery Small Cap            0.85%      0.25%     6.51%         --            7.61%         (6.33)%     1.28%
------------------------------------------------------------------------------------------------------------------------------------
LAUDUS VARIABLE INSURANCE TRUST:
------------------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short Equity   1.50%      0.25%     2.35%         --            4.10%         (0.96)%     3.14%
------------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
------------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate - Class II**                  0.76%      0.35%     0.26%         --            1.37%         (0.10)%     1.27%
------------------------------------------------------------------------------------------------------------------------------------



* This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for the option's former name.

** Expense information has been restored to reflect current fees in effect as of November 1, 2004.


Notes:

(1) Deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount, if applicable:

    The withdrawal charge percentage we use is determined       Contract
    by the contract year in which you make the withdrawal       Year
    or surrender your contract. For each contribution, we          1       7.00%
    consider the contract year in which we receive that            2       7.00%
    contribution to be "contract year 1")                          3       6.00%
                                                                   4       6.00%
                                                                   5       5.00%
                                                                   6       3.00%
                                                                   7       1.00%
                                                                   8+      0.00%

(2) During the first two contract years this charge, if it applies, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge is $30 for each contract year.


(3) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2004 and for the underlying portfolios.


(4) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's shareholders. See footnote (8) for any expense limitation agreement information.

(5) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts.


(6) Other expenses shown are those incurred in 2004. The amounts shown as "Other expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreements information.

(7) The AXA Allocation variable investment options invest in corresponding portfolios of the AXA Premier VIP Trust. Each AXA Allocation portfolio in turn invests in shares of other portfolios of the EQ Advisors Trust and AXA Premier VIP Trust ("the underlying portfolios"). Amounts shown reflect each AXA Allocation portfolio's pro rata share of the fees and expenses of the various underlying portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocations as of 12/31/04. A"--" indicates that the listed portfolio does not invest in underlying portfolios, i.e., it is not an allocation portfolio.

(8) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective through April 30, 2006. Under these agreements AXA Equitable



14 Fee table
    has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. Morgan Stanley Investment Management Inc., which does business in certain instances as "Van Kampen," is the manager of The Universal Institutional Funds, Inc. -- U.S. Real Estate Portfolio -- Class II, and has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio (exclusive of investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed) are not more than specified amounts. Additionally, the distributor of The Universal Institutional Funds, Inc. has agreed to waive a portion of the 12b-1 fee for Class II shares. Van Kampen and/or the fund's distributor reserves the right to terminate any waiver and/or reimbursement at any time without notice. Charles Schwab Investment Management, Inc., the manager of the Laudus Variable Insurance Trust -- Laudus Rosenberg VIT Value Long/Short Equity Portfolio has voluntarily agreed to reimburse expenses in excess of specified amounts. See the Prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of EQ Advisors Trust Portfolio and AXA Premier VIP Trust Portfolio is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:

Portfolio Name
AXA Moderate Allocation                 1.17%
AXA Premier VIP Aggressive Equity       0.93%
AXA Premier VIP Health Care             1.81%
AXA Premier VIP International Equity    1.75%
AXA Premier VIP Large Cap Core Equity   1.32%
AXA Premier VIP Large Cap Growth        1.30%
AXA Premier VIP Large Cap Value         1.21%
AXA Premier VIP Small/Mid Cap Growth    1.50%
AXA Premier VIP Small/Mid Cap Value     1.54%
AXA Premier VIP Technology              1.75%
EQ/Alliance Common Stock                0.68%
EQ/Alliance Growth and Income           0.80%
EQ/Alliance International               1.08%
EQ/Alliance Large Cap Growth            1.04%
EQ/Alliance Small Cap Growth            0.98%
EQ/Calvert Socially Responsible         1.00%
EQ/Capital Guardian Growth              0.67%
EQ/Capital Guardian International       1.17%
EQ/Capital Guardian Research            0.90%
EQ/Capital Guardian U.S. Equity         0.93%
EQ/Evergreen Omega                      0.57%
EQ/FI Mid Cap                           0.96%
EQ/FI Small/Mid Cap Value               1.05%
EQ/JP Morgan Value Opportunities        0.76%
EQ/Lazard Small Cap Value               0.86%
EQ/Marsico Focus                        1.12%
EQ/Mercury Basic Value Equity           0.86%
EQ/Mercury International Value          1.18%
EQ/MFS Emerging Growth Companies        0.91%
EQ/MFS Investors Trust                  0.91%
EQ/Small Company Value                  1.16%
EQ/TCW Equity                           1.14%
EQ/Van Kampen Emerging Markets Equity   1.75%
EQ/Wells Fargo Montgomery Small Cap     1.26%



                                                                    Fee table 15

EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The example below shows the expenses that a hypothetical contract owner (who has elected the Living Benefit with the enhanced death benefit that provides for the greater of the 6% Roll-up or the Annual Ratchet to age 85 and Protection Plus(SM)) would pay in the situations illustrated. The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $1.70 per $10,000.


The fixed maturity options, guaranteed interest option and the account for special dollar cost averaging are not covered by the examples. However, the annual administrative charge, the withdrawal charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options, guaranteed interest option and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. This example should not be considered a representation of past or future expenses for each option. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


16 Fee table

                                                      If you surrender your contract at the end of the
                                                                   applicable time period
----------------------------------------------------------------------------------------------------------
Portfolio Name                                     1 year         3 years        5 years        10 years
----------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        $ 1,162.83     $ 2,015.35     $ 2,905.20     $ 5,056.37
AXA Conservative Allocation                      $ 1,150.23     $ 1,978.65     $ 2,845.99     $ 4,948.84
AXA Conservative-Plus Allocation                 $ 1,143.93     $ 1,960.27     $ 2,816.27     $ 4,894.55
AXA Moderate Allocation                          $ 1,132.17     $ 1,925.89     $ 2,760.58     $ 4,792.29
AXA Moderate-Plus Allocation                     $ 1,156.53     $ 1,997.01     $ 2,875.64     $ 5,002.78
AXA Premier VIP Aggressive Equity                $ 1,101.94     $ 1,837.10     $ 2,616.10     $ 4,523.70
AXA Premier VIP Core Bond                        $ 1,101.94     $ 1,837.10     $ 2,616.10     $ 4,523.70
AXA Premier VIP Health Care                      $ 1,185.92     $ 2,082.37     $ 3,012.94     $ 5,249.99
AXA Premier VIP High Yield                       $ 1,097.74     $ 1,824.73     $ 2,595.89     $ 4,485.74
AXA Premier VIP International Equity             $ 1,180.68     $ 2,067.17     $ 2,988.55     $ 5,206.38
AXA Premier VIP Large Cap Core Equity            $ 1,146.03     $ 1,966.40     $ 2,826.19     $ 4,912.69
AXA Premier VIP Large Cap Growth                 $ 1,139.73     $ 1,948.00     $ 2,796.41     $ 4,858.17
AXA Premier VIP Large Cap Value                  $ 1,138.68     $ 1,944.93     $ 2,791.44     $ 4,849.05
AXA Premier VIP Small/Mid Cap Growth             $ 1,159.68     $ 2,006.18     $ 2,890.43     $ 5,029.62
AXA Premier VIP Small/Mid Cap Value              $ 1,159.68     $ 2,006.18     $ 2,890.43     $ 5,029.62
AXA Premier VIP Technology                       $ 1,185.92     $ 2,082.37     $ 3,012.94     $ 5,249.99
----------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         $ 1,072.54     $ 1,750.26     $ 2,473.88     $ 4,254.63
EQ/Alliance Growth and Income                    $ 1,081.99     $ 1,778.23     $ 2,519.78     $ 4,341.98
EQ/Alliance Intermediate Government Securities   $ 1,076.74     $ 1,762.70     $ 2,494.30     $ 4,293.55
EQ/Alliance International                        $ 1,107.19     $ 1,852.56     $ 2,641.32     $ 4,570.92
EQ/Alliance Large Cap Growth*                    $ 1,117.69     $ 1,883.41     $ 2,691.58     $ 4,664.61
EQ/Alliance Quality Bond                         $ 1,076.74     $ 1,762.70     $ 2,494.30     $ 4,293.55
EQ/Alliance Small Cap Growth                     $ 1,102.99     $ 1,840.20     $ 2,621.15     $ 4,533.16
EQ/Bear Stearns Small Company Growth*            $ 1,141.83     $ 1,954.13     $ 2,806.34     $ 4,876.38
EQ/Bernstein Diversified Value                   $ 1,091.44     $ 1,806.15     $ 2,565.51     $ 4,428.51
EQ/Boston Advisors Equity Income*                $ 1,118.74     $ 1,886.50     $ 2,696.59     $ 4,673.92
EQ/Calvert Socially Responsible                  $ 1,116.64     $ 1,880.33     $ 2,686.56     $ 4,655.28
EQ/Capital Guardian Growth                       $ 1,095.64     $ 1,818.54     $ 2,585.77     $ 4,466.70
EQ/Capital Guardian International                $ 1,125.03     $ 1,904.97     $ 2,726.63     $ 4,729.61
EQ/Capital Guardian Research                     $ 1,091.44     $ 1,806.15     $ 2,565.51     $ 4,428.51
EQ/Capital Guardian U.S. Equity                  $ 1,091.44     $ 1,806.15     $ 2,565.51     $ 4,428.51
EQ/Caywood-Scholl High Yield Bond                $ 1,093.54     $ 1,812.34     $ 2,575.64     $ 4,447.63
EQ/Equity 500 Index                              $ 1,049.45     $ 1,681.66     $ 2,360.91     $ 4,037.60
EQ/Evergreen Omega                               $ 1,097.74     $ 1,824.73     $ 2,595.89     $ 4,485.74
EQ/FI Mid Cap                                    $ 1,097.74     $ 1,824.73     $ 2,595.89     $ 4,485.74
EQ/FI Small/Mid Cap Value                        $ 1,104.04     $ 1,843.29     $ 2,626.19     $ 4,542.61
EQ/International Growth                          $ 1,130.28     $ 1,920.35     $ 2,751.60     $ 4,775.74
EQ/J.P. Morgan Core Bond                         $ 1,070.44     $ 1,744.04     $ 2,463.65     $ 4,235.10
EQ/JP Morgan Value Opportunities                 $ 1,091.44     $ 1,806.15     $ 2,565.51     $ 4,428.51
EQ/Janus Large Cap Growth                        $ 1,120.84     $ 1,892.66     $ 2,706.61     $ 4,692.53
EQ/Lazard Small Cap Value                        $ 1,101.94     $ 1,837.10     $ 2,616.10     $ 4,523.70
----------------------------------------------------------------------------------------------------------

                                                            If you annuitize at the end of the
                                                                  applicable time period
--------------------------------------------------------------------------------------------------------
Portfolio Name                                      1 year       3 years        5 years        10 years
--------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        $ 812.83     $ 1,765.35     $ 2,755.20     $ 5,406.37
AXA Conservative Allocation                      $ 800.23     $ 1,728.65     $ 2,695.99     $ 5,298.84
AXA Conservative-Plus Allocation                 $ 793.93     $ 1,710.27     $ 2,666.27     $ 5,244.55
AXA Moderate Allocation                          $ 782.17     $ 1,675.89     $ 2,610.58     $ 5,142.29
AXA Moderate-Plus Allocation                     $ 806.53     $ 1,747.01     $ 2,725.64     $ 5,352.78
AXA Premier VIP Aggressive Equity                $ 751.94     $ 1,587.10     $ 2,466.10     $ 4,873.70
AXA Premier VIP Core Bond                        $ 751.94     $ 1,587.10     $ 2,466.10     $ 4,873.70
AXA Premier VIP Health Care                      $ 835.92     $ 1,832.37     $ 2,862.94     $ 5,599.99
AXA Premier VIP High Yield                       $ 747.74     $ 1,574.73     $ 2,445.89     $ 4,835.74
AXA Premier VIP International Equity             $ 830.68     $ 1,817.17     $ 2,838.55     $ 5,556.38
AXA Premier VIP Large Cap Core Equity            $ 796.03     $ 1,716.40     $ 2,676.19     $ 5,262.69
AXA Premier VIP Large Cap Growth                 $ 789.73     $ 1,698.00     $ 2,646.41     $ 5,208.17
AXA Premier VIP Large Cap Value                  $ 788.68     $ 1,694.93     $ 2,641.44     $ 5,199.05
AXA Premier VIP Small/Mid Cap Growth             $ 809.68     $ 1,756.18     $ 2,740.43     $ 5,379.62
AXA Premier VIP Small/Mid Cap Value              $ 809.68     $ 1,756.18     $ 2,740.43     $ 5,379.62
AXA Premier VIP Technology                       $ 835.92     $ 1,832.37     $ 2,862.94     $ 5,599.99
--------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         $ 722.54     $ 1,500.26     $ 2,323.88     $ 4,604.63
EQ/Alliance Growth and Income                    $ 731.99     $ 1,528.23     $ 2,369.78     $ 4,691.98
EQ/Alliance Intermediate Government Securities   $ 726.74     $ 1,512.70     $ 2,344.30     $ 4,643.55
EQ/Alliance International                        $ 757.19     $ 1,602.56     $ 2,491.32     $ 4,920.92
EQ/Alliance Large Cap Growth*                    $ 767.69     $ 1,633.41     $ 2,541.58     $ 5,014.61
EQ/Alliance Quality Bond                         $ 726.74     $ 1,512.70     $ 2,344.30     $ 4,643.55
EQ/Alliance Small Cap Growth                     $ 752.99     $ 1,590.20     $ 2,471.15     $ 4,883.16
EQ/Bear Stearns Small Company Growth*            $ 791.83     $ 1,704.13     $ 2,656.34     $ 5,226.38
EQ/Bernstein Diversified Value                   $ 741.44     $ 1,556.15     $ 2,415.51     $ 4,778.51
EQ/Boston Advisors Equity Income*                $ 768.74     $ 1,636.50     $ 2,546.59     $ 5,023.92
EQ/Calvert Socially Responsible                  $ 766.64     $ 1,630.33     $ 2,536.56     $ 5,005.28
EQ/Capital Guardian Growth                       $ 745.64     $ 1,568.54     $ 2,435.77     $ 4,816.70
EQ/Capital Guardian International                $ 775.03     $ 1,654.97     $ 2,576.63     $ 5,079.61
EQ/Capital Guardian Research                     $ 741.44     $ 1,556.15     $ 2,415.51     $ 4,778.51
EQ/Capital Guardian U.S. Equity                  $ 741.44     $ 1,556.15     $ 2,415.51     $ 4,778.51
EQ/Caywood-Scholl High Yield Bond                $ 743.54     $ 1,562.34     $ 2,425.64     $ 4,797.63
EQ/Equity 500 Index                              $ 699.45     $ 1,431.66     $ 2,210.91     $ 4,387.60
EQ/Evergreen Omega                               $ 747.74     $ 1,574.73     $ 2,445.89     $ 4,835.74
EQ/FI Mid Cap                                    $ 747.74     $ 1,574.73     $ 2,445.89     $ 4,835.74
EQ/FI Small/Mid Cap Value                        $ 754.04     $ 1,593.29     $ 2,476.19     $ 4,892.61
EQ/International Growth                          $ 780.28     $ 1,670.35     $ 2,601.60     $ 5,125.74
EQ/J.P. Morgan Core Bond                         $ 720.44     $ 1,494.04     $ 2,313.65     $ 4,585.10
EQ/JP Morgan Value Opportunities                 $ 741.44     $ 1,556.15     $ 2,415.51     $ 4,778.51
EQ/Janus Large Cap Growth                        $ 770.84     $ 1,642.66     $ 2,556.61     $ 5,042.53
EQ/Lazard Small Cap Value                        $ 751.94     $ 1,587.10     $ 2,466.10     $ 4,873.70
--------------------------------------------------------------------------------------------------------

                                                      If you do not surrender your contract at the
                                                            end of the applicable time period
--------------------------------------------------------------------------------------------------------
Portfolio Name                                    1 year       3 years        5 years        10 years
--------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        $ 462.83    $ 1,415.35     $ 2,405.20     $ 5,056.37
AXA Conservative Allocation                      $ 450.23    $ 1,378.65     $ 2,345.99     $ 4,948.84
AXA Conservative-Plus Allocation                 $ 443.93    $ 1,360.27     $ 2,316.27     $ 4,894.55
AXA Moderate Allocation                          $ 432.17    $ 1,325.89     $ 2,260.58     $ 4,792.29
AXA Moderate-Plus Allocation                     $ 456.53    $ 1,397.01     $ 2,375.64     $ 5,002.78
AXA Premier VIP Aggressive Equity                $ 401.94    $ 1,237.10     $ 2,116.10     $ 4,523.70
AXA Premier VIP Core Bond                        $ 401.94    $ 1,237.10     $ 2,116.10     $ 4,523.70
AXA Premier VIP Health Care                      $ 485.92    $ 1,482.37     $ 2,512.94     $ 5,249.99
AXA Premier VIP High Yield                       $ 397.74    $ 1,224.73     $ 2,095.89     $ 4,485.74
AXA Premier VIP International Equity             $ 480.68    $ 1,467.17     $ 2,488.55     $ 5,206.38
AXA Premier VIP Large Cap Core Equity            $ 446.03    $ 1,366.40     $ 2,326.19     $ 4,912.69
AXA Premier VIP Large Cap Growth                 $ 439.73    $ 1,348.00     $ 2,296.41     $ 4,858.17
AXA Premier VIP Large Cap Value                  $ 438.68    $ 1,344.93     $ 2,291.44     $ 4,849.05
AXA Premier VIP Small/Mid Cap Growth             $ 459.68    $ 1,406.18     $ 2,390.43     $ 5,029.62
AXA Premier VIP Small/Mid Cap Value              $ 459.68    $ 1,406.18     $ 2,390.43     $ 5,029.62
AXA Premier VIP Technology                       $ 485.92    $ 1,482.37     $ 2,512.94     $ 5,249.99
--------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         $ 372.54    $ 1,150.26     $ 1,973.88     $ 4,254.63
EQ/Alliance Growth and Income                    $ 381.99    $ 1,178.23     $ 2,019.78     $ 4,341.98
EQ/Alliance Intermediate Government Securities   $ 376.74    $ 1,162.70     $ 1,994.30     $ 4,293.55
EQ/Alliance International                        $ 407.19    $ 1,252.56     $ 2,141.32     $ 4,570.92
EQ/Alliance Large Cap Growth*                    $ 417.69    $ 1,283.41     $ 2,191.58     $ 4,664.61
EQ/Alliance Quality Bond                         $ 376.74    $ 1,162.70     $ 1,994.30     $ 4,293.55
EQ/Alliance Small Cap Growth                     $ 402.99    $ 1,240.20     $ 2,121.15     $ 4,533.16
EQ/Bear Stearns Small Company Growth*            $ 441.83    $ 1,354.13     $ 2,306.34     $ 4,876.38
EQ/Bernstein Diversified Value                   $ 391.44    $ 1,206.15     $ 2,065.51     $ 4,428.51
EQ/Boston Advisors Equity Income*                $ 418.74    $ 1,286.50     $ 2,196.59     $ 4,673.92
EQ/Calvert Socially Responsible                  $ 416.64    $ 1,280.33     $ 2,186.56     $ 4,655.28
EQ/Capital Guardian Growth                       $ 395.64    $ 1,218.54     $ 2,085.77     $ 4,466.70
EQ/Capital Guardian International                $ 425.03    $ 1,304.97     $ 2,226.63     $ 4,729.61
EQ/Capital Guardian Research                     $ 391.44    $ 1,206.15     $ 2,065.51     $ 4,428.51
EQ/Capital Guardian U.S. Equity                  $ 391.44    $ 1,206.15     $ 2,065.51     $ 4,428.51
EQ/Caywood-Scholl High Yield Bond                $ 393.54    $ 1,212.34     $ 2,075.64     $ 4,447.63
EQ/Equity 500 Index                              $ 349.45    $ 1,081.66     $ 1,860.91     $ 4,037.60
EQ/Evergreen Omega                               $ 397.74    $ 1,224.73     $ 2,095.89     $ 4,485.74
EQ/FI Mid Cap                                    $ 397.74    $ 1,224.73     $ 2,095.89     $ 4,485.74
EQ/FI Small/Mid Cap Value                        $ 404.04    $ 1,243.29     $ 2,126.19     $ 4,542.61
EQ/International Growth                          $ 430.28    $ 1,320.35     $ 2,251.60     $ 4,775.74
EQ/J.P. Morgan Core Bond                         $ 370.44    $ 1,144.04     $ 1,963.65     $ 4,235.10
EQ/JP Morgan Value Opportunities                 $ 391.44    $ 1,206.15     $ 2,065.51     $ 4,428.51
EQ/Janus Large Cap Growth                        $ 420.84    $ 1,292.66     $ 2,206.61     $ 4,692.53
EQ/Lazard Small Cap Value                        $ 401.94    $ 1,237.10     $ 2,116.10     $ 4,523.70
----------------------------------------------------------------------------------------------


                                                                   Fee table 17

                                              If you surrender your contract at the end of the
                                                           applicable time period
-----------------------------------------------------------------------------------------------------
Portfolio Name                             1 year        3 years        5 years        10 years
-----------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------
EQ/Long Term Bond                        $ 1,096.69     $ 1,821.63     $ 2,590.83     $ 4,476.23
EQ/Lord Abbett Growth and Income         $ 1,106.14     $ 1,849.47     $ 2,636.28     $ 4,561.49
EQ/Lord Abbett Large Cap Core            $ 1,106.14     $ 1,849.47     $ 2,636.28     $ 4,561.49
EQ/Lord Abbett Mid Cap Value             $ 1,111.39     $ 1,864.91     $ 2,661.45     $ 4,608.51
EQ/Marsico Focus                         $ 1,116.64     $ 1,880.33     $ 2,686.56     $ 4,655.28
EQ/Mercury Basic Value Equity            $ 1,084.09     $ 1,784.44     $ 2,529.96     $ 4,361.28
EQ/Mercury International Value           $ 1,122.94     $ 1,898.82     $ 2,716.63     $ 4,711.09
EQ/Mergers and Acquisitions              $ 1,239.47     $ 2,236.54     $ 3,258.69     $ 5,681.64
EQ/MFS Emerging Growth Companies         $ 1,092.49     $ 1,809.25     $ 2,570.58     $ 4,438.07
EQ/MFS Investors Trust                   $ 1,091.44     $ 1,806.15     $ 2,565.51     $ 4,428.51
EQ/Money Market                          $ 1,058.90     $ 1,709.76     $ 2,407.25     $ 4,126.99
EQ/Montag & Caldwell Growth*             $ 1,109.29     $ 1,858.73     $ 2,651.39     $ 4,589.73
EQ/PIMCO Real Return                     $ 1,096.69     $ 1,821.63     $ 2,590.83     $ 4,476.23
EQ/Short Duration Bond                   $ 1,119.79     $ 1,889.58     $ 2,701.60     $ 4,683.23
EQ/Small Company Index                   $ 1,057.85     $ 1,706.64     $ 2,402.11     $ 4,117.10
EQ/Small Company Value*                  $ 1,114.54     $ 1,874.16     $ 2,676.52     $ 4,636.61
EQ/TCW Equity*                           $ 1,114.54     $ 1,874.16     $ 2,676.52     $ 4,636.61
EQ/UBS Growth and Income*                $ 1,113.49     $ 1,871.08     $ 2,671.50     $ 4,627.25
EQ/Van Kampen Comstock                   $ 1,106.14     $ 1,849.47     $ 2,636.28     $ 4,561.49
EQ/Van Kampen Emerging Markets Equity*   $ 1,180.68     $ 2,067.17     $ 2,988.55     $ 5,206.38
EQ/Van Kampen Mid Cap Growth             $ 1,111.39     $ 1,864.91     $ 2,661.45     $ 4,608.51
EQ/Wells Fargo Montgomery Small Cap      $ 1,790.62     $ 3,726.41     $ 5,483.49     $ 8,951.47
-----------------------------------------------------------------------------------------------------
LAUDUS VARIABLE INSURANCE TRUST:
-----------------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short
  Equity                                 $ 1,422.13     $ 2,749.78     $ 4,056.15     $ 6,986.37
-----------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
-----------------------------------------------------------------------------------------------------
U.S. Real Estate - Class II              $ 1,135.53     $ 1,935.72     $ 2,776.52     $ 4,821.63
-----------------------------------------------------------------------------------------------------


                                                    If you annuitize at the end of the
                                                          applicable time period
--------------------------------------------------------------------------------------------------
Portfolio Name                             1 year      3 years        5 years       10 years
--------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------------------
EQ/Long Term Bond                        $   746.69   $ 1,571.63     $ 2,440.83     $ 4,826.23
EQ/Lord Abbett Growth and Income         $   756.14   $ 1,599.47     $ 2,486.28     $ 4,911.49
EQ/Lord Abbett Large Cap Core            $   756.14   $ 1,599.47     $ 2,486.28     $ 4,911.49
EQ/Lord Abbett Mid Cap Value             $   761.39   $ 1,614.91     $ 2,511.45     $ 4,958.51
EQ/Marsico Focus                         $   766.64   $ 1,630.33     $ 2,536.56     $ 5,005.28
EQ/Mercury Basic Value Equity            $   734.09   $ 1,534.44     $ 2,379.96     $ 4,711.28
EQ/Mercury International Value           $   772.94   $ 1,648.82     $ 2,566.63     $ 5,061.09
EQ/Mergers and Acquisitions              $   889.47   $ 1,986.54     $ 3,108.69     $ 6,031.64
EQ/MFS Emerging Growth Companies         $   742.49   $ 1,559.25     $ 2,420.58     $ 4,788.07
EQ/MFS Investors Trust                   $   741.44   $ 1,556.15     $ 2,415.51     $ 4,778.51
EQ/Money Market                          $   708.90   $ 1,459.76     $ 2,257.25     $ 4,476.99
EQ/Montag & Caldwell Growth*             $   759.29   $ 1,608.73     $ 2,501.39     $ 4,939.73
EQ/PIMCO Real Return                     $   746.69   $ 1,571.63     $ 2,440.83     $ 4,826.23
EQ/Short Duration Bond                   $   769.79   $ 1,639.58     $ 2,551.60     $ 5,033.23
EQ/Small Company Index                   $   707.85   $ 1,456.64     $ 2,252.11     $ 4,467.10
EQ/Small Company Value*                  $   764.54   $ 1,624.16     $ 2,526.52     $ 4,986.61
EQ/TCW Equity*                           $   764.54   $ 1,624.16     $ 2,526.52     $ 4,986.61
EQ/UBS Growth and Income*                $   763.49   $ 1,621.08     $ 2,521.50     $ 4,977.25
EQ/Van Kampen Comstock                   $   756.14   $ 1,599.47     $ 2,486.28     $ 4,911.49
EQ/Van Kampen Emerging Markets Equity*   $   830.68   $ 1,817.17     $ 2,838.55     $ 5,556.38
EQ/Van Kampen Mid Cap Growth             $   761.39   $ 1,614.91     $ 2,511.45     $ 4,958.51
EQ/Wells Fargo Montgomery Small Cap      $ 1,440.62   $ 3,476.41     $ 5,333.49     $ 9,301.47
--------------------------------------------------------------------------------------------------
LAUDUS VARIABLE INSURANCE TRUST:
--------------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short
  Equity                                 $ 1,072.13   $ 2,499.78     $ 3,906.15     $ 7,336.37
--------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
--------------------------------------------------------------------------------------------------
U.S. Real Estate - Class II              $   785.53   $ 1,685.72     $ 2,626.52     $ 5,171.63
--------------------------------------------------------------------------------------------------

                                          If you do not surrender your contract at
                                                   applicable time period
---------------------------------------------------------------------------------------------------
Portfolio Name                             1 year       3 years         5 years       10 years
---------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
---------------------------------------------------------------------------------------------------
EQ/Long Term Bond                        $   396.69   $ 1,221.63      $ 2,090.83     $ 4,476.23
EQ/Lord Abbett Growth and Income         $   406.14   $ 1,249.47      $ 2,136.28     $ 4,561.49
EQ/Lord Abbett Large Cap Core            $   406.14   $ 1,249.47      $ 2,136.28     $ 4,561.49
EQ/Lord Abbett Mid Cap Value             $   411.39   $ 1,264.91      $ 2,161.45     $ 4,608.51
EQ/Marsico Focus                         $   416.64   $ 1,280.33      $ 2,186.56     $ 4,655.28
EQ/Mercury Basic Value Equity            $   384.09   $ 1,184.44      $ 2,029.96     $ 4,361.28
EQ/Mercury International Value           $   422.94   $ 1,298.82      $ 2,216.63     $ 4,711.09
EQ/Mergers and Acquisitions              $   539.47   $ 1,636.54      $ 2,758.69     $ 5,681.64
EQ/MFS Emerging Growth Companies         $   392.49   $ 1,209.25      $ 2,070.58     $ 4,438.07
EQ/MFS Investors Trust                   $   391.44   $ 1,206.15      $ 2,065.51     $ 4,428.51
EQ/Money Market                          $   358.90   $ 1,109.76      $ 1,907.25     $ 4,126.99
EQ/Montag & Caldwell Growth*             $   409.29   $ 1,258.73      $ 2,151.39     $ 4,589.73
EQ/PIMCO Real Return                     $   396.69   $ 1,221.63      $ 2,090.83     $ 4,476.23
EQ/Short Duration Bond                   $   419.79   $ 1,289.58      $ 2,201.60     $ 4,683.23
EQ/Small Company Index                   $   357.85   $ 1,106.64      $ 1,902.11     $ 4,117.10
EQ/Small Company Value*                  $   414.54   $ 1,274.16      $ 2,176.52     $ 4,636.61
EQ/TCW Equity*                           $   414.54   $ 1,274.16      $ 2,176.52     $ 4,636.61
EQ/UBS Growth and Income*                $   413.49   $ 1,271.08      $ 2,171.50     $ 4,627.25
EQ/Van Kampen Comstock                   $   406.14   $ 1,249.47      $ 2,136.28     $ 4,561.49
EQ/Van Kampen Emerging Markets Equity*   $   480.68   $ 1,467.17      $ 2,488.55     $ 5,206.38
EQ/Van Kampen Mid Cap Growth             $   411.39   $ 1,264.91      $ 2,161.45     $ 4,608.51
EQ/Wells Fargo Montgomery Small Cap      $ 1,090.62   $ 3,126.41      $ 4,983.49     $ 8,951.47
----------------------------------------------------------------------------------------------------
LAUDUS VARIABLE INSURANCE TRUST:
----------------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short    $   722.13   $ 2,149.78      $ 3,556.15     $ 6,986.37
  Equity
----------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
--------------------------------------------------------------------- ------------------------------
U.S. Real Estate - Class II              $   435.53   $ 1,335.72      $ 2,276.52     $ 4,821.63
--------------------------------------------------------------------- ------------------------------



* This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for the option's former name.


18 Fee table

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2004.



                                                                    Fee table 19

1. Contract features and benefits

--------------------------------------------------------------------------------


HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract. Initial contribution amounts are provided for informational purposes only. This contract is no longer available to new purchasers.

We may refuse to accept any contribution if the sum of all contributions under all Accumulator(R) series contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts that you own would then total more than $2,500,000.


--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------


                 Annuitant      Minimum
Contract type    issue ages*    contributions        Source of contributions                  Limitations on contributions
------------------------------------------------------------------------------------------------------------------------------------
NQ               0 through 85   o $5,000 (initial)   o After-tax money.                       o For annuitants up to age 83 at
                                                                                                contract issue, no additional
                                o $500 (additional)  o Paid to us by check or transfer of       contributions may be made after
                                                       contract value in a tax-deferred         attainment of age 84 or, if later,
                                                       exchange under Section 1035 of the       the first contract anniversary.
                                                       Internal Revenue Code.
                                                                                              o For annuitants age 84 and older at
                                                                                                contract issue, additional contribu-
                                                                                                tions may be made up to one year
                                                                                                from contract issue.
------------------------------------------------------------------------------------------------------------------------------------
Rollover IRA     20 through 85  o  $5,000 (initial)  o Eligible rollover distributions from   o For annuitants up to age 83 at con-
                                                       TSA contracts or other 403(b)            tract issue, no additional
                                o  $50 (additional)    arrangements, qualified plans, and       contributions may be made after
                                                       governmental employer 457(b)             attainment of age 84 or, if later,
                                                       plans.                                   the first contract anniversary.

                                                     o Rollovers from another traditional     o For annuitants age 84 and older at
                                                       individual retirement arrangement.       contract issue, additional contribu-
                                                                                                tions may be made up to one year
                                                     o Direct custodian-to-custodian trans-     from contract issue.
                                                       fers from another traditional
                                                       individual retirement arrangement.     o Contributions after age 70-1/2 must
                                                                                                be net of required minimum
                                                     o Regular IRA contributions.               distributions.

                                                     o Additional "catch-up" contributions.   o Although we accept regular IRA con-
                                                                                                tributions (limited to $4,000 for
                                                                                                2005; same for 2006) under rollover
                                                                                                IRA contracts, we intend that this
                                                                                                contract be used primarily for roll-
                                                                                                over and direct transfer
                                                                                                contributions.

                                                                                              o Additional catch-up contributions of
                                                                                                up to $500 can be made for the cal-
                                                                                                endar year 2005 ($1,000 for 2006)
                                                                                                where the owner is at least age 50
                                                                                                but under age 70-1/2 at any time
                                                                                                during the calendar year for which
                                                                                                the contribution is made.
------------------------------------------------------------------------------------------------------------------------------------


20 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
                 Annuitant      Minimum             Source of                                Limitations
 Contract type   issue ages*    contributions       contributions                            on contributions
------------------------------------------------------------------------------------------------------------------------------------
Roth Conversion  20 through 85  o $5,000 (initial)  o Rollovers from another Roth IRA.       o For annuitants up to age 83 at con-
IRA                                                                                            tract issue, no additional
                                o $50 (additional)  o Conversion rollovers from a tradi-       contributions may be made after
                                                      tional IRA.                              attainment of age 84, or, if later,
                                                                                               the first contract anniversary.
                                                    o Direct transfers from another Roth
                                                      IRA.                                   o For annuitants age 84 and older at
                                                                                               contract issue, additional contribu-
                                                    o Regular Roth IRA contributions.          tions may be made up to one year
                                                                                               from contract issue.
                                                    o Additional catch-up contributions.
                                                                                             o Conversion rollovers after age 70-1/2
                                                                                               must be net of required minimum
                                                                                               distributions for the traditional IRA
                                                                                               you are rolling over.

                                                                                             o You cannot roll over funds from a
                                                                                               traditional IRA if your adjusted
                                                                                               gross income is $100,000 or more.

                                                                                             o Although we accept regular Roth IRA
                                                                                               contributions (limited to $4,000 for
                                                                                               2005; same for 2006) under Roth IRA
                                                                                               contracts, we intend that this con-
                                                                                               tract be used primarily for roll-over
                                                                                               and direct transfer contributions.

                                                                                             o Additional catch-up contributions of
                                                                                               up to $500 can be made for the cal-
                                                                                               endar year 2005 ($1,000 for 2006)
                                                                                               where the owner is at least age 50 at
                                                                                               any time during the calendar year for
                                                                                               which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------------
Rollover TSA     20 through 85  o $5,000 (initial)  o Direct transfers of pre-tax funds      o For annuitants up to age 83 at con-
                                                      from another contract or arrange-        tract issue, no additional
                                o $500 (additional)   ment under Section 403(b) of the         contributions may be made after
                                                      Internal Revenue Code, complying         attainment of age 84, or, if later,
                                                      with IRS Revenue Ruling 90-24.           the first contract anniversary.

                                                    o Eligible rollover distributions of     o For annuitants age 84 and older at
                                                      pre-tax funds from other 403(b) plans.   contract issue, additional contribu-
                                                      Subsequent contributions may also        tions may be made up to one year
                                                      be rollovers from qualified plans,       from contract issue.
                                                      governmental employer 457(b) plans
                                                      and traditional IRAs.                  o Rollover or direct transfer contribu-
                                                                                               tions after age 70-1/2 must be net of
                                                                                               any required minimum distributions.

                                                                                             o We do not accept employer-remitted
                                                                                               contributions.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 21

------------------------------------------------------------------------------------------------------------------------------------
                 Annuitant      Minimum
Contract type    issue ages*    contributions        Source of contributions                Limitations on contributions
------------------------------------------------------------------------------------------------------------------------------------
QP               20 through 75  o $5,000 (initial)   o Only transfer contributions from     o We do not accept regular ongoing
                                                       an existing defined contribution       payroll contributions.
                                o $500 (additional)    qualified plan trust.
                                                                                            o Only one additional transfer
                                                     o The plan must be qualified under       contribution may be made during
                                                       Section 401(a) of the Internal         a contract year.
                                                       Revenue Code.
                                                                                            o No additional transfer contributions
                                                     o For 401(k) plans, transferred          after the attainment of age 76 or, if
                                                       contributions may only include         later, the first contract anniversary.
                                                       employee pre-tax contributions.
                                                                                            o Contributions after age 70-1/2 must
                                                                                              be net of any required minimum
                                                                                              distributions.

                                                                                            o A separate QP contract must be
                                                                                              established for each plan participant.

                                                                                            o We do not accept employer-remitted
                                                                                              contributions.

                                                                                            o We do not accept contributions from
                                                                                              defined benefit plans.


See Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------------
Flexible Premium  20 through 70  o $2,000 (initial)  o Regular traditional IRA               o No regular IRA contributions in the
IRA                                                    contributions.                          calendar year you turn age 70-1/2 and
                                 o $50 (additional)                                            thereafter.
                                                     o Additional catch-up contributions.
                                                                                             o Rollover and direct transfer
                                                     o Eligible rollover distributions from    contributions may be made up to the
                                                       TSA contracts or other 403(b)           attainment of age 84.
                                                       arrangements, qualified plans, and
                                                       governmental employer 457(b)          o Regular contributions may not exceed
                                                       plans.                                  $4,000 for 2005; same for 2006.

                                                     o Rollovers from another traditional    o Rollover and direct transfer
                                                       individual retirement arrangement.      contributions after age 70-1/2 must
                                                                                               be net of required minimum
                                                     o Direct custodian-to-custodian           distributions.
                                                       transfers from another traditional
                                                       individual retirement arrangement.    o Although we accept rollover and
                                                                                               direct transfer contributions under
                                                                                               the Flexible Premium IRA contract,
                                                                                               we intend that this contract be used
                                                                                               for ongoing regular contributions.

                                                                                             o Additional catch-up contributions of
                                                                                               up to $500 can be made for the cal-
                                                                                               endar year 2005 ($1,000 for 2006)
                                                                                               where the owner is at least age 50
                                                                                               but under age 70-1/2 at any time dur-
                                                                                               ing the calendar year for which the
                                                                                               contribution is made.
------------------------------------------------------------------------------------------------------------------------------------



22 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
                  Annuitant      Minimum
 Contract type    issue ages*    contributions        Source of contributions                 Limitations on contributions
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Premium  20 through 85  o $2,000 (initial)   o Regular after-tax contributions.     o For annuitants up to age 83 at con-
Roth IRA                                                                                       tract issue, no additional
                                 o $50 (additional)   o Additional catch-up contributions.     contributions may be made after the
                                                                                               attainment of age 84, or, if later,
                                                      o Rollovers from another Roth IRA.       the first contract anniversary.
                                                      o Conversion rollovers from a tradi-
                                                        tional IRA.                          o For annuitants age 84 and older at
                                                                                               contract issue additional contribu-
                                                      o Direct transfers from another Roth     tions may be made up to one year
                                                        IRA.                                   from contract issue.
                                                                                             o Regular Roth IRA contributions may
                                                                                               not exceed $4,000 for 2005; same
                                                                                               for 2006.
                                                                                             o Contributions are subject to income
                                                                                               limits and other tax rules.
                                                                                             o Although we accept rollover and
                                                                                               direct transfer contributions under
                                                                                               the Flexible Premium Roth IRA con-
                                                                                               tract, we intend that this contract
                                                                                               be used for ongoing regular Roth IRA
                                                                                               contributions.
                                                                                             o Additional catch-up contributions of
                                                                                               up to $500 can be made for the cal-
                                                                                               endar year 2005 ($1,000 for 2006)
                                                                                               where the owner is at least age 50 at
                                                                                               any time during the calendar year for
                                                                                               which the contribution is made.
-----------------------------------------------------------------------------------------------------------------------------------
Inherited IRA     0-70           o $5,000 (initial)   o Direct custodian-to-custodian        o Any additional contributions must be
Beneficiary                                             transfers of your interest as          from same type of IRA of same
Continuation                     o $1,000               a death beneficiary of the             deceased owner.
Contract                           (additional)         deceased owner's traditional
(traditional IRA                                        individual retirement arrangement
or Roth IRA)                                            or Roth IRA to an IRA of the same
                                                        type.
-----------------------------------------------------------------------------------------------------------------------------------


* Please see Appendix VI for variations that may apply to your contract.

See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus.



                                               Contract features and benefits 23

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

--------------------------------------------------------------------------------
A "participant" is an individual who is currently, or was formerly, participating in an eligible employer's qualified plan or TSA plan.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS


Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to a Section 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------

Our "business day" is generally any day the New York Stock Exchange is open for trading and generally ends at 4:00 p.m. Eastern Time. A business day does not include a day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging.

--------------------------------------------------------------------------------



24  Contract features and benefits

PORTFOLIOS OF THE TRUSTS

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as the Accumulator(R) contract. These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.


AXA Equitable serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers. The advisers for these Portfolios, listed in the chart below, are those who make the investment decisions for each Portfolio. The chart also indicates the investment manager for each of the other Portfolios.



------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                Objective                                                     Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                         o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                         o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a            o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,      o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP AGGRESSIVE    Seeks long-term growth of capital.                            o Alliance Capital Management L.P.
 EQUITY                                                                                     o MFS Investment Management
                                                                                            o Marsico Capital Management, LLC
                                                                                            o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP CORE BOND     Seeks a balance of high current income and capital            o BlackRock Advisors, Inc.
                              appreciation, consistent with a prudent level of risk.        o Pacific Investment Management Company
                                                                                              LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HEALTH CARE   Seeks long-term growth of capital.                            o AIM Capital Management, Inc.
                                                                                            o RCM Capital Management LLC
                                                                                            o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD    Seeks high total return through a combination of current      o Alliance Capital Management L.P.
                              income and capital appreciation.                              o Pacific Investment Management Company
                                                                                              LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP               Seeks long-term growth of capital.                            o Alliance Capital Management L.P.,
 INTERNATIONAL EQUITY                                                                         through its Bernstein Investment
                                                                                              Research and Management Unit
                                                                                            o J.P. Morgan Investment Management Inc.
                                                                                            o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP     Seeks long-term growth of capital.                            o Alliance Capital Management L.P.,
 CORE EQUITY                                                                                  through its Bernstein Investment
                                                                                              Research and Management Unit
                                                                                            o Janus Capital Management LLC
                                                                                            o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 25

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                    Objective                                                 Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital.                         o Alliance Capital Management L.P.
 GROWTH                                                                                     o RCM Capital Management LLC
                                                                                            o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital.                         o Alliance Capital Management L.P.
 VALUE                                                                                      o Institutional Capital Corporation
                                                                                            o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        Seeks long-term growth of capital.                         o Alliance Capital Management L.P.
 CAP GROWTH                                                                                 o Franklin Advisers, Inc.
                                                                                            o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        Seeks long-term growth of capital.                         o AXA Rosenberg Investment ManagementLLC
 CAP VALUE                                                                                  o TCW Investment Management Company
                                                                                            o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TECHNOLOGY       Seeks long-term growth of capital.                         o Firsthand Capital Management, Inc.
                                                                                            o RCM Capital Management LLC
                                                                                            o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                   Objective
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK         Seeks to achieve long-term growth of capital.              o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND           Seeks to provide a high total return.                      o Alliance Capital Management L.P.
 INCOME
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE         Seeks to achieve high current income consistent with       o Alliance Capital Management L.P.
 GOVERNMENT SECURITIES           relative stability of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL        Seeks to achieve long-term growth of capital.              o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE LARGE CAP            Seeks to achieve long-term growth of capital.              o Alliance Capital Management L.P.
 GROWTH(1)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE QUALITY BOND         Seeks to achieve high current income consistent with       o Alliance Capital Management L.P.
                                 moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE SMALL CAP            Seeks to achieve long-term growth of capital.              o Alliance Capital Management L.P.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BEAR STEARNS                  Seeks to achieve capital appreciation.                     o Bear Stearns Asset Management Inc.
 SMALL COMPANY GROWTH(7)
------------------------------------------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE   Seeks capital appreciation.                                o Alliance Capital Management L.P.,
                                                                                              through its Bernstein Investment
                                                                                              Research and Management Unit
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY        Seeks a combination of growth and income to achieve an     o Boston Advisors, Inc.
 INCOME(4)                       above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY              Seeks long-term capital appreciation.                      o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                                  and Brown Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH       Seeks long-term growth of capital.                         o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------


26 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                Objective                                                    Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            To achieve long-term growth of capital.                      o Capital Guardian Trust Company
 INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            Seeks to achieve long-term growth of capital.                o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S.       Seeks to achieve long-term growth of capital.                o Capital Guardian Trust Company
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH         Seeks to maximize current income.                            o Caywood-Scholl Capital Management
 YIELD BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            Seeks a total return before expenses that approximates       o Alliance Capital Management L.P.
                               the total return performance of the S&P 500 Index,
                               including reinvestment of dividends, at a risk level
                               consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             Seeks long-term capital growth.                              o Evergreen Investment Management
                                                                                              Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                  Seeks long-term growth of capital.                           o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE      Seeks long-term capital appreciation.                        o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH        Seeks to achieve capital appreciation.                       o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND       Seeks to provide a high total return consistent with         o J.P. Morgan Investment Management Inc.
                               moderate risk to capital and maintenance of
                               liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JP MORGAN VALUE             Long-term capital appreciation.                              o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/JANUS LARGE CAP GROWTH      Seeks long-term growth of capital.                           o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE      Seeks capital appreciation.                                  o Lazard Asset Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation            o Boston Advisors, Inc.
                               through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Capital appreciation and growth of income without            o Lord, Abbett & Co. LLC
 INCOME                        excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       Capital appreciation and growth of income with               o Lord, Abbett & Co. LLC
 CORE                          reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Capital appreciation.                                        o Lord, Abbett & Co, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks long-term growth of capital.                           o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY BASIC VALUE         Seeks capital appreciation and secondarily, income.          o Mercury Advisors
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY INTERNATIONAL       Seeks capital appreciation.                                  o Merrill Lynch Investment Managers
 VALUE                                                                                        International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERGERS AND ACQUISITIONS    Seeks to achieve capital appreciation.                       o GAMCO Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH         Seeks to provide long-term capital growth.                   o MFS Investment Management
 COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INVESTORS TRUST         Seeks long-term growth of capital with secondary             o MFS Investment Management
                               objective to seek reasonable current income.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 27

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                Objective                                                   Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income, preserve    o Alliance Capital Management L.P.
                               its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.                      o Montag & Caldwell, Inc.
 GROWTH(5)
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           Seeks maximum real return consistent with preservation      o Pacific Investment Management
                               of real capital and prudent investment management.            Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         Seeks current income with reduced volatility of principal.  o Boston Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before the       o Alliance Capital Management L. P.
                               deduction of portfolio expenses) the total return of the
                               Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY VALUE(8)      Seeks to maximize capital appreciation.                     o GAMCO Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TCW EQUITY(3)               Seeks to achieve long-term capital appreciation.            o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME(6)    Seeks to achieve total return through capital               o UBS Global Asset Management
                               appreciation with income as a secondary                       (Americas) Inc.
                               consideration.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK         Capital growth and income.                                  o Morgan Stanley Investment
                                                                                             Management Inc.

------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING         Seeks long-term capital appreciation.                       o Morgan Stanley Investment
 MARKETS EQUITY(2)                                                                           Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP          Capital growth.                                             o Morgan Stanley Investment
 GROWTH                                                                                      Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO MONTGOMERY      Seeks long-term capital appreciation.                       o Wells Capital Management Inc.
 SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
LAUDUS VARIABLE
INSURANCE TRUST
PORTFOLIO NAME                  Objective                                                  Investment Manager/Adviser
------------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VIT VALUE     Seeks to increase the value of your investment in bull      o Charles Schwab Investment Management,
 LONG/SHORT EQUITY             markets and bear markets through strategies that are          Inc.
                               designed to have limited exposure to general equity         o AXA Rosenberg Investment Management LLC
                               market risk.
------------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL
FUNDS, INC.
PORTFOLIO NAME                  Objective                                                  Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
U.S. REAL ESTATE -- CLASS II   Seeks to provide above average current income and long-     o Van Kampen (is the name under which
                               term capital appreciation by investing primarily in equity    Morgan Stanley Investment Management
                               securities of companies in the U.S. real estate industry,     Inc. does business in certain
                               including real estate investment trusts.                      situations)
------------------------------------------------------------------------------------------------------------------------------------



* This portfolio information reflects the portfolio's name change effective on or about May 9, 2005, subject to regulatory approval. The table below reflects the portfolio name in effect until on or about May 9, 2005.
   The number in the "FN" column corresponds with the number contained in the chart above.


28 Contract features and benefits

----------------------------------------------
FN    Portfolio Name until May 9, 2005
----------------------------------------------
(1)   EQ/Alliance Premier Growth
(2)   EQ/Emerging Markets Equity
(3)   EQ/Enterprise Equity
(4)   EQ/Enterprise Equity Income
(5)   EQ/Enterprise Growth
(6)   EQ/Enterprise Growth and Income
(7)   EQ/Enterprise Small Company Growth
(8)   EQ/Enterprise Small Company Value



You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-789-7771.



                                               Contract features and benefits 29

GUARANTEED INTEREST OPTION


The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges (if permitted in your state), any withdrawal charges and any optional benefit charges.


The minimum yearly guaranteed interest rate is 3% for 2005. The minimum yearly rates we set will never be less than the minimum guaranteed interest rate of 3% for the life of the contract. Current interest rates will never be less than the yearly guaranteed interest rate.


See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers from the Guaranteed Interest Option.



FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time, there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional to see if fixed maturity options are available in your state.


--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."


FIXED MATURITY OPTIONS AND MATURITY DATES. We offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you applied for an Accumulator(R) contract, a 60-day rate lock-in was applied from the date the application was signed. Any contributions received and designated for a fixed maturity option during that period received the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever had been greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from the variable investment options or the guaranteed interest option into a fixed maturity option, or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed in "Allocating your contributions," below would apply:


(a) transfer the maturity value into another available fixed maturity option, any of the variable investment options or the guaranteed interest option; or

(b) withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2005, the next available maturity date was February 15, 2013. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures, we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and


(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a


30  Contract features and benefits
withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.


We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.


ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than 3%. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.


ALLOCATING YOUR CONTRIBUTIONS


You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance (at contract issue only), or dollar cost averaging. We allocate subsequent contributions according to instructions on file unless you provide new instructions.


SELF-DIRECTED ALLOCATION


You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. The total of your allocations must equal 100%. If the annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.



PRINCIPAL ASSURANCE ALLOCATION

Principal assurance allocation is only available at contract issue. If you chose this allocation program, you selected a fixed maturity option. We specified a portion of your initial contribution and allocated it to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you selected generally could not be later than 10 years, or earlier than 7 years from your contract date. If you were to make any withdrawals or transfers from the fixed maturity option before the option's maturity date, the amount in the fixed maturity option will be adjusted and may no longer grow to equal your initial contribution under the principal assurance allocation. Principal assurance was not available if none of those maturity dates were available at the time your contract was issued. You allocated the remainder of your initial contribution to the variable investment options and the guaranteed interest option however you chose.

For example, if your initial contribution was $10,000, and on February 15, 2005 you chose the fixed maturity option with a maturity date of February 15, 2015 since the rate to maturity was 3.32% on February 15, 2005, we would have allocated $7,212 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation was only available for annuitants ages 80 or younger when the contract was issued. Had the annuitant been age 76-80, your principal assurance allocation was limited to the seven year fixed maturity option only. If you anticipated taking required minimum distributions, you should have considered whether your values in the variable investment options and guaranteed interest option would be sufficient to meet your required minimum distributions. See "Tax information" later in this Prospectus.



DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. Subject to state availability, under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."



                                              Contract features and benefits  31

You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program was selected at the time you applied to purchase the Accumulator(R) contract, a 60 day rate lock was applied from the date of application. Any contribution(s) received during that 60 day period were credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.


We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only amounts that should be transferred from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.


GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options and the guaranteed interest option. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out.


The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the EQ/Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.


INVESTMENT SIMPLIFIER

Fixed-dollar option. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.


In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging, this option does not offer enhanced rates. Also, the option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

Interest sweep option. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less


32  Contract features and benefits
than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

                      ----------------------------------

You may not participate in any dollar cost averaging program if you are participating in the rebalancing program. See "Transferring your money among investment options" later in this Prospectus. You may not elect the special dollar cost averaging program if the principal assurance program is in effect.


YOUR BENEFIT BASE

A benefit base is used to calculate the guaranteed minimum income benefit and any death benefit, as described in this section. Your benefit base is not an account value or a cash value. See also "Our Living Benefit option" and "Guaranteed minimum death benefit" below.


STANDARD DEATH BENEFIT. Your benefit base is equal to:


o your initial contribution and any additional contributions to the contract;
    less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus).


6% ROLL UP TO AGE 85 ENHANCED DEATH BENEFIT. Your benefit base is equal to:


o your initial contribution and any additional contributions to the contract;
  plus

o daily interest; less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus).

The effective annual interest rate credited to this benefit base is:


o 6% (4% in Washington for the enhanced death benefit only) with respect to the variable investment options (other than EQ/Alliance Intermediate
  Government Securities, EQ/Money Market, EQ/PIMCO Real Return and EQ/Short Duration Bond) and the account for special dollar cost averaging; and

o 3% with respect to the EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return and EQ/Short Duration Bond, the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).


No interest is credited to the benefit base after the contract anniversary following the annuitant's 85th birthday.


ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT. Your benefit base is equal to the greater of either:


o your initial contribution to the contract (plus any additional contributions),

                                       or

o your highest account value on any contract anniversary up to the contract anniversary following the annuitant's 85th birthday plus any contribution made since the most recent contract anniversary,


                                      less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus).

GREATER OF 6% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% Roll up to age 85 or the benefit base computed for the Annual ratchet to age 85, as described immediately above, on each contract anniversary. For the guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised.


ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the guaranteed minimum income benefit and annuity payout options. The guaranteed minimum income benefit is discussed under "Our Living Benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.


OUR LIVING BENEFIT OPTION

The following section provides information about the Living Benefit option, which was only available at the time you purchased your contract, if the annuitant was age 20 through 75. The Living Benefit option is a guaranteed minimum income benefit. If you elected the Living Benefit option at purchase, you pay an additional charge that is described under "Living Benefit charge" in "Charges and expenses" or in Appendix VI, depending on when your contract was issued, later in this Prospectus. The Living Benefit may not have been available in your state at the time of your purchase. If you purchased your contract as an Inherited IRA, the guaranteed minimum income benefit was not available to you. If you purchased your contract to fund a Charitable Remainder Trust, the guaranteed minimum income benefit was, generally, not available to you. Subject to our rules, the guaranteed minimum income benefit might have been available for certain split-funded Charitable Remainder Trusts.

The guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or an Income Manager(R) level payment life with a period certain payout option subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your guar-



                                              Contract features and benefits  33
anteed minimum income benefit. The maximum period certain available under the Income Manager(R) payout option is 10 years. This period may be shorter, depending on the annuitant's age, as follows:



----------------------------------------------
                Level payments
----------------------------------------------
                      Period certain years
 Annuitant's      ----------------------------
 age at excise         IRAs            NQ
----------------------------------------------
   60-75                10             10
     76                  9             10
     77                  8             10
     78                  7             10
     79                  7             10
     80                  7             10
     81                  7              9
     82                  7              8
     83                  7              7
     84                  6              6
     85                  5              5
----------------------------------------------


We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The guaranteed minimum income benefit, which is also known as a living benefit, should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
--------------------------------------------------------------------------------


When you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your guaranteed minimum income benefit which is calculated by applying your guaranteed minimum income benefit base, less any applicable withdrawal charge remaining, at guaranteed annuity purchase factors, or (ii) the income provided by applying your account value at our then current annuity purchase factors. For Rollover TSA only, we will subtract from the benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. The payments will be less than 1/12 or 1/4 of the annual payments, respectively, due to the effect of interest compounding. The benefit base is applied only to the Living Benefit guaranteed annuity purchase factors in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.


When you elect to receive annual lifetime income, your contract will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of guaranteed minimum income benefit" below.


The guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your Income Manager(R) benefit under the Living Benefit are more conservative than the guaranteed annuity purchase factors we use for the Income Manager(R) payout annuity option. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Living Benefit Income Manager(R) will be smaller than each periodic payment under the Income Manager(R) payout annuity option. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll up to age 85 benefit base, the table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return, EQ/Short Duration Bond, the guaranteed interest option, the fixed maturity options or the loan reserve account under Rollover TSA contracts.



                                 guaranteed minimum
      Contract date           income benefit -- annual
 anniversary at exercise       income payable for life
           10                           $11,891
           15                           $18,597



EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us along with any required information within 30 days following your contract date anniversary in order to exercise this benefit. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Payments are always made on the 15th of the month and generally begin one payment mode from issue. You may choose to take a withdrawal prior to exercising the guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

You will be eligible to exercise the guaranteed minimum income benefit during your life and the annuitant's life, as follows:


o If the annuitant was at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If the annuitant was at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the guaranteed


34  Contract features and benefits
  minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

o If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i) the latest date you may exercise the guaranteed minimum income benefit is the contract date anniversary following the annuitant's 85th birthday;

(ii) if the annuitant was age 75 when the contract was issued, the only time you may exercise the guaranteed minimum income benefit is within 30 days following the first contract date anniversary that it becomes available;


(iii) if the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the Living Benefit option may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the guaranteed minimum income benefit can be exercised;



(iv) for Accumulator(R) QP contracts, the Plan participant can exercise the Living Benefit option only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for the Plan participant to be eligible to exercise;

(v) for Accumulator(R) Rollover TSA contracts, you may exercise the Living Benefit option only if you effect a rollover of the TSA contract to an Accumulator(R) Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;



(vi) for a successor owner/annuitant, the earliest exercise date will be based on the original contract issue date and the age of successor owner/annuitant as of the Processing Date successor owner/ annuitant takes effect; and

(vii) if you are the owner but not the annuitant and you die prior to exercise, then the following applies:

      o A successor owner who is not the annuitant may not be able to exercise the Living Benefit option without causing a tax problem. You should consider naming the annuitant as successor owner, or if you do not name a successor owner, as the sole primary beneficiary. You should carefully review your successor owner and/or beneficiary designations at least one year prior to the first contract anniversary on which you could exercise the benefit.

      o If the successor owner is the annuitant, the Living Benefit option continues only if the benefit could be exercised under the rules described above on a contract anniversary that is within one year following the owner's death. This would be the only opportunity for the successor owner to exercise. If the Living Benefit option cannot be exercised within this timeframe, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

      o If you designate your surviving spouse as successor owner, the Living Benefit option continues and your surviving spouse may exercise the benefit according to the rules described above even if your spouse is not the annuitant and even if the benefit is exercised more than one year after your death. If your surviving spouse dies prior to exercise, the rule described in the previous bullet applies.

      o A successor owner or beneficiary that is a trust or other non-natural person may not exercise the benefit; in this case, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

See "When an NQ contract owner dies before the annuitant" under "Payment of death benefit" later in this Prospectus for more information.


Please see both "Termination of your contract" in "Determining your contract value" and "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus for more information on these guaranteed benefits.


GUARANTEED MINIMUM DEATH BENEFIT


Your contract provides a death benefit. If you did not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment OR the standard death benefit, whichever provides the highest amount. The standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges), and any taxes that apply. The standard death benefit was the only death benefit available for annuitants who were age 85 at issue.

If you elected one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment OR your elected enhanced death benefit on the date of the annuitant's death, adjusted for withdrawals (and associated withdrawal charges) and taxes that apply, whichever provides the highest amount.
OPTIONAL ENHANCED DEATH BENEFIT APPLICABLE FOR ANNUITANTS WHO WERE AGES 0 THROUGH 84 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 84 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; 0 THROUGH 70 AT ISSUE FOR INHERITED IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS.

Subject to state availability, you may have elected one of the following enhanced death benefits:



                                              Contract features and benefits  35

6% ROLL UP TO AGE 85.

ANNUAL RATCHET TO AGE 85.


THE GREATER OF THE 6% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85.


Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Your benefit base." Your enhanced death benefit election may not be changed. In New York, only the standard death benefit and the Annual ratchet to age 85 enhanced death benefit were available.


                      ----------------------------------

Please see both "Termination of your contract" in "Determining your contract value" and "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus for more information on these guaranteed benefits.

See Appendix IV at the end of this Prospectus for an example of how we calculate an enhanced death benefit.



PROTECTION PLUS(SM)

The following section provides information about the Protection Plus(SM) option, which was only available at the time you purchased your contract. If Protection Plus(SM) was not elected when the contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently. Protection Plus(SM) is an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of having purchased the Protection Plus(SM) feature in an NQ, IRA or Rollover TSA contract.

If the annuitant was 70 or younger when we issued your contract (or if the successor owner/annuitant is 70 or younger when he or she becomes the successor owner/annuitant), the death benefit will be:


the greater of:

o the account value or

o any applicable death benefit

Increased by:

o such death benefit less total net contributions, multiplied by 40%


For purposes of calculating your Protection Plus(SM) benefit, the following applies: (i) "Net contributions" are the total contributions made (or, if applicable, the total amount that would otherwise have been paid as a death benefit had the successor owner/annuitant election not been made plus any subsequent contributions) reduced on a pro rata basis to reflect withdrawals (including surrender charges and loans). Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce net contributions by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the contributions aggregated $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and net contributions after the withdrawal would be $24,000 ($40,000-$16,000); (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable guaranteed minimum death benefit as of the date of death.

If the annuitant was age 71 through 79 when we issued your contract (or if the successor owner/annuitant is between the ages of 71 and 79 when he or she becomes the successor owner/annuitant under a contract where Protection Plus(SM) had been elected at issue), the death benefit will be:


the greater of:

o the account value or

o any applicable death benefit

Increased by:

o such death benefit (as described above) less total net contributions, multiplied by 25%


The value of the Protection Plus(SM) death benefit is frozen on the first contract date anniversary after the annuitant turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. This feature is not available in every state.



INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


This contract was available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. This contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. This contract may not be available in all states. Please speak with your financial professional for further information.

The inherited IRA beneficiary continuation contract could only have been purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries are treated as individuals for this purpose). The contract also contains the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract could have been purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required mini-



36  Contract features and benefits
mum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:


o You must receive payments at least annually (but may have elected to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o The beneficiary of the original IRA is the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "See Through Trust," the oldest beneficiary of the trust is the annuitant.

o An inherited IRA beneficiary continuation contract was not available for annuitants over age 70.

o The initial contribution had to be a direct transfer from the deceased owner's original IRA and was subject to minimum contribution amounts. See "How you can contribute to your contract" earlier in this section.

o Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.


o   You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges, will apply as described in "Charges and expenses" later in this Prospectus.

o The Living benefit, successor owner/annuitant feature, special dollar cost averaging program, automatic investment program and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

o If you die, we will pay to a beneficiary that you choose the greater of the annuity account value or the applicable death benefit.

o Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a single sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The minimum guaranteed death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


This is provided for informational purposes only. Since this contract is no longer available to new purchasers, this cancellation provision is no longer applicable.


If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.


Generally, your refund will equal your account value (less loan reserve account) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


We may require that you wait six months before you may apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.


Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.


In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.


                                              Contract features and benefits  37

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging; and (v) the loan reserve account (applies for Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as optional benefit charges; (ii) any applicable withdrawal charges; and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option less daily charges for:

(i)    mortality and expense risks;

(ii)   administrative expenses; and

(iii)  distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)    increased to reflect additional contributions;

(ii)   decreased to reflect a withdrawal (plus applicable withdrawal charges);


(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.


In addition, when we deduct the enhanced death benefit, Living Benefit and/or Protection Plus(SM) benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.



YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.


TERMINATION OF YOUR CONTRACT


Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all of your rights under your contract and any applicable guaranteed benefits.



38  Determining your contract's value

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3% or less.

o If the annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. As of February 15, 2005, maturities of less than eight years were not available. Also, the maturity dates may be no later than the date annuity payments are to begin.


o If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

In addition, we reserve the right to restrict transfers among variable investment options as described in your contract, including limitations on the number, frequency, or dollar amount of transfers.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or,

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or,

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through EQAccess. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)  the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)  the investment options to and from which you are transferring.

We will confirm all transfers in writing.



DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed for programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of



                            Transferring your money among investment options  39
market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

The AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts") have adopted policies and procedures designed to discourage disruptive transfers by contract owners investing in the portfolios of the affiliated trusts. The affiliated trusts discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. As a general matter, the affiliated trusts reserve the right to refuse or limit any purchase or exchange order by a particular investor (or group of related investors) if the transaction is deemed harmful to the portfolio's other investors or would disrupt the management of the portfolio. The affiliated trusts monitor aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. When a contract owner is identified as having engaged in a potentially disruptive transfer for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or the affiliated trusts may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

We may also offer investment options with underlying portfolios that are not part of the AXA Premier VIP Trust or EQ Advisors Trust (the "unaffiliated trusts"). Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which may be different than those applied by the affiliated trusts. In most cases, the unaffiliated trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectus for the underlying trust for information regarding the policies and procedures, if any, employed by that trust and any associated risks of investing in that trust. If an unaffiliated trust advises us that there may be disruptive transfer activity from our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. If the underlying trust determines that the trading activity of a particular contract owner is disruptive, we will take action to limit the disruptive trading activity of that contract owner as discussed above.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/ participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential affects of frequent transfer activity are discussed above.


REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis).

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

While your rebalancing program is in effect, we will transfer amounts among the variable investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested; your rebalancing allocations will not be changed; and the rebalancing program will remain in effect unless you request that it be canceled in writing. There is no charge for the rebalancing feature.

You may not elect the rebalancing program if you are participating in any dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the guaranteed interest option or fixed maturity options.


40  Transferring your money among investment options

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE


You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.


Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus and "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

--------------------------------------------------------------------------------
                                      Method of withdrawal
                  --------------------------------------------------------------
                                                               Lifetime
                                                               required
                                              Substantially     minimum
 Contract           Lump sum    Systematic        equal       distribution
--------------------------------------------------------------------------------
NQ                    Yes          Yes             No             No
--------------------------------------------------------------------------------
Rollover IRA          Yes          Yes             Yes            Yes
--------------------------------------------------------------------------------
Flexible
 Premium IRA          Yes          Yes             Yes            Yes
--------------------------------------------------------------------------------
Roth Conversion
 IRA                  Yes          Yes             Yes            No
--------------------------------------------------------------------------------
Flexible Premium
 Roth IRA             Yes          Yes             Yes            No
--------------------------------------------------------------------------------
Inherited IRA         Yes          No              No             **
--------------------------------------------------------------------------------
QP                    Yes          No              No             Yes
--------------------------------------------------------------------------------
Rollover TSA*         Yes          Yes             No             Yes
--------------------------------------------------------------------------------


 * For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax Sheltered Annuity contracts (TSAs)" in "Tax information" later in this Prospectus.



** This contract pays out post-death required minimum distributions. See
   "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.



LUMP SUM WITHDRAWALS
(All contracts)


You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $300.

Lump sum withdrawals will be subject to a withdrawal charge if they exceed the 15% free withdrawal amount (see "15% free withdrawal amount" in "Charges and expenses" later in this Prospectus). Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.



SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)


You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 15% free withdrawal amount.



SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

We offer our "substantially equal withdrawals" option to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request lump sum withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until after the



                                                        Accessing your money  41
later of age 59-1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

Substantially equal withdrawals are not subject to a withdrawal charge.



LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA, QP and Rollover TSA contracts only -- See "Tax information" later in this Prospectus)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request lump sum withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, please refer to "Tax information" later in this Prospectus for considerations on annuity contracts funding qualified plans, TSAs, and IRAs.

You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.


Currently, we do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our "automatic required minimum distribution
(RMD) service" except if, when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 15% free withdrawal amount.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply to withdrawals from the fixed maturity options. If the FMO amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging.


HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:


INCOME BENEFIT AND DEATH BENEFIT


Your applicable benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 6% or less of the applicable benefit base on the most recent contract date anniversary. Any portion of a withdrawal that causes the sum of your withdrawals in a contract year to exceed 6% of the applicable benefit base on the most recent contract date anniversary and any subsequent withdrawals in that same contract year will reduce your applicable benefit base on a pro rata basis. Additional contributions made during the contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year.


The timing of your withdrawals and whether they exceed the 6% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x.40) and your new


42  Accessing your money
death benefit after the withdrawal would be $24,000 ($40,000 - $16,000). This pro rata example assumes that the annual 6% threshold described above has already been exceeded.



LOANS UNDER ROLLOVER TSA CONTRACTS


You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are enrolled in our "automatic required minimum distribution (RMD) service."


You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" later in this Prospectus for general rules applicable to loans.


We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If these amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply. If FMO amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.


You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.



WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


YOUR ANNUITY PAYOUT OPTIONS


Accumulator(R) offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age when the contract was issued. In addition, if you



                                                        Accessing your money  43
are exercising your guaranteed minimum income benefit under the Living Benefit, your choice of payout options are those that are available under the Living Benefit (see "Our Living Benefit option" in "Contract features and benefits" earlier in this Prospectus).


--------------------------------------------------------------------------------
Fixed annuity payout options             Life annuity
                                         Life annuity with period certain
                                         Life annuity with refund certain
                                         Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity               Life annuity (not available in
   payout options                        New York)
                                         Life annuity with period certain
--------------------------------------------------------------------------------
Income Manager(R) payout options         Life annuity with period certain
   (available for annuitants age 83      Period certain annuity
   or less at contract issue)
--------------------------------------------------------------------------------


o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of EQ Advisors Trust and AXA Premier VIP Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R).

For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.



44  Accessing your money

Depending upon your circumstances, an Income Manager(R) contract may be purchased on a tax-free basis. Please consult your tax advisor. The Income Manager(R) payout options are not available in all states.

If you purchase an Income Manager(R) contract in connection with the exercise of the Living Benefit option, different payout options may apply, as well as other various differences. See "Our Living Benefit option" in "Contract features and benefits" earlier in this Prospectus, as well as the Income Manager(R) Prospectus.



THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.


For the fixed annuity payout option, the withdrawal charge applicable under your Accumulator(R) is imposed if you select a period certain. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under the Accumulator(R). If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."



SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R) contract date. Except with respect to the Income Manager(R) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below:


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier.

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.



ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday.


For contracts issued in Pennsylvania and New York, the maturity date is related to the contract issue date, as follows:

--------------------------------------------------------------------------------
           New York                    Pennsylvania
--------------------------------------------------------------------------------
                       Maximum                                 Maximum
                   annuitization                            annuitization
   Issue age            age            Issue age                 age
--------------------------------------------------------------------------------
     0-80               90                 0-75                   85
      81                91                  76                    86
      82                92                  77                    87
      83                93                78-80                   88
      84                94                81-85                   90
      85                95
--------------------------------------------------------------------------------

This may also be different in other states.

Before the last day by which annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(R) annuity payout option is chosen.


                                                        Accessing your money  45

5. Charges and expenses

--------------------------------------------------------------------------------


CHARGES THAT AXA EQUITABLE DEDUCTS


We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o A mortality and expense risks charge

o An administrative charge

o A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o On each contract date anniversary -- a charge if you elect a death benefit (other than the Standard death benefit).

o On each contract date anniversary -- a charge for the Living Benefit, if you elect this optional benefit.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.


o On each contract date anniversary -- a charge for Protection Plus(SM), if you elect this optional benefit.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.


To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.



MORTALITY AND EXPENSE RISKS CHARGE


We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. The daily charge is equivalent to an annual rate of .75% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.



ADMINISTRATIVE CHARGE


We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option.



DISTRIBUTION CHARGE


We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.



ANNUAL ADMINISTRATIVE CHARGE


We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (if permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply. If the FMO amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If you surrender your contract during the contract year, we will deduct a pro rata portion of the charge.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.



WITHDRAWAL CHARGE


A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 15% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or apply your cash value to a non-life contingent payout option.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each


46  Charges and expenses
contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:


--------------------------------------------------------------------------------
                                  Contract year
--------------------------------------------------------------------------------
                      1       2       3       4       5       6       7      8+
--------------------------------------------------------------------------------
Percentage of
  contribution        7%      7%      6%      6%      5%      3%      1%     0%
--------------------------------------------------------------------------------


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For annuitants that are ages 84 and 85 when the contract is issued in Pennsylvania, the withdrawal charge will be computed in the same manner as for other contracts, except that the withdrawal charge schedule will be different. For these contracts, the withdrawal charge schedule will be 5% of each contribution made in the first contract year, decreasing by 1% each subsequent contract year to 0% in the sixth and later contract years.

The withdrawal charge does not apply in the circumstances described below.


15% free withdrawal amount. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value at the beginning of each contract year, or in the case of the first contract year, your initial contribution, minus any other withdrawals made during the contract year. Additional contributions during the contract year do not increase your 15% free withdrawal amount. The 15% free withdrawal amount does not apply if you surrender your contract except where required by law.


For NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 15% free withdrawal amount defined above.


Disability, terminal illness or confinement to nursing home.

The withdrawal charge does not apply if:

(i) The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii) The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

- its main function is to provide skilled, intermediate, or custodial nursing care;
- it provides continuous room and board to three or more persons;
- it is supervised by a registered nurse or licensed practical nurse;
- it keeps daily medical records of each patient;
- it controls and records all medications dispensed; and
- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


FOR CONTRACTS ISSUED IN NEW YORK -- FIXED MATURITY OPTIONS

For contracts issued in New York, the withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 7% and will be determined by applying the New York Alternate Scale I shown below. If you withdraw amounts that have been transferred from one fixed maturity option to another, we use the New York Alternate Scale II (also shown below) if it produces a higher charge than Alternate Scale I.

The New York withdrawal charge may not exceed the withdrawal charge that would normally apply to the contract. If a contribution has been in the contract for more than 7 years and therefore would have no withdrawal charge, no withdrawal charge will apply. Use of a New York Alternate Scale can only result in a lower charge. We will compare


                                                        Charges and expenses  47
the result of applying Alternate Scale I or II, as the case may be, to the result of applying the normal withdrawal charge, and will charge the lower withdrawal charge.

--------------------------------------------------------------------------------
      NY Alternate Scale I                       NY Alternate Scale II
Year of investment in fixed maturity     Year of transfer within fixed maturity
              option*                                  option*
--------------------------------------------------------------------------------
      Within year 1   7%                             Within year 1   5%
--------------------------------------------------------------------------------
            2         6%                                   2         4%
--------------------------------------------------------------------------------
            3         5%                                   3         3%
--------------------------------------------------------------------------------
            4         4%                                   4         2%
--------------------------------------------------------------------------------
            5         3%                                   5         1%
--------------------------------------------------------------------------------
            6         2%                             After year 5    0%
--------------------------------------------------------------------------------
            7         1%
--------------------------------------------------------------------------------
      After year 7    0%                             Not to exceed 1% times the
                                                     number of years remaining
                                                     in the fixed maturity
                                                     option, rounded to the
                                                     higher number of years. In
                                                     other words, if 4.3 years
                                                     remain, it would be a 5%
                                                     charge.
--------------------------------------------------------------------------------
* Measured from the contract date anniversary prior to the date of the contribution or transfer

If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

For contracts issued in New York, you should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option with the shortest available maturity. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market option.

The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower free withdrawal amount than what would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.

We will deduct the annual administrative charge and the withdrawal charge from the variable investment options and the guaranteed interest option as discussed above. If the amounts in those options are insufficient to cover the charges, we reserve the right to deduct the charges from the fixed maturity options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.



GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elected the Annual ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.30% of the Annual ratchet to age 85 benefit base.

6% ROLL UP TO AGE 85. If you elected the 6% Roll up to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.45% of the 6% Roll up to age 85 benefit base.

GREATER OF 6% ROLL UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll up to age 85 or the Annual ratchet to age 85 benefit base for which it is in effect.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro-rata basis. If these amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply. If the FMO amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.


STANDARD DEATH BENEFIT. There is no additional charge for the Standard death benefit.


LIVING BENEFIT CHARGE

If you elected the Living Benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.60% of the applicable benefit base in effect on the contract date anniversary.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply. If the FMO amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.



PROTECTION PLUS(SM) CHARGE

If you elected Protection Plus(SM), we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may



48  Charges and expenses
apply. If the FMO amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging.



CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o Management fees ranging from 0.10% to 1.50%.

o 12b-1 fees of either 0.25% or 0.35%.


o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.


o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit or the guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


                                                        Charges and expenses  49

6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT


You designated your beneficiary when you applied for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.


Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned by a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the annuitant. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary so that the custodian can reinvest or distribute the death benefit as the beneficiary of the account desires.


The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable guaranteed minimum death benefit) and any amount applicable under the Protection Plus(SM) feature, as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment. The amount of the applicable guaranteed minimum death benefit will be such guaranteed minimum death benefit as of the date of the annuitant's death adjusted for any subsequent withdrawals. The death benefit will be less a deduction for any outstanding loan plus accrued interest on the date that the death benefit payment is made (applies to Rollover TSA only).



EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a surviving spouse of the deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse who is the sole primary beneficiary can be a successor owner/annuitant. The successor owner/annuitant feature is only available under NQ and individually owned IRA contracts (other than Inherited IRAs).

For NQ and all types of IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT


Under certain conditions the owner changes after the original owner's death for purposes of receiving federal tax law required distributions from the contract. When the owner is not the annuitant under an NQ contract and the owner dies before annuity payments begin, unless you specify otherwise, the beneficiary named to receive the death benefit upon the annuitant's death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time during your life by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

You should carefully consider the following if you have elected the Living Benefit and you are the owner, but not the annuitant. Because the payments under the Living Benefit are based on the life of the annuitant, and the federal tax law required distributions described below are based on the life of the successor owner, a successor owner who is not also the annuitant may not be able to exercise the Living Benefit option, if you die before annuity payments begin. Therefore, one year before you become eligible to exercise the Living Benefit option, you should consider the effect of your beneficiary designations on potential payments after your death. For more information, see "Exercise of guaranteed minimum income benefit," under "Our Living Benefit option," in "Contract features and benefits" earlier in this Prospectus.


Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (or in a joint ownership situation, the death of the first owner to die).


o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

o A successor owner should name a new beneficiary.


If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed in "Beneficiary continuation option" below.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an


50  Payment of death benefit
annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.



SUCCESSOR OWNER AND ANNUITANT


If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.


If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary to effect the successor owner/annuitant feature, we will increase the account value to equal your elected guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus(SM) feature, and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be considered to be withdrawn only after all other amounts have been withdrawn. In determining whether your applicable guaranteed minimum death benefit option will continue to grow, we will use your surviving spouse's age (as of the date we receive satisfactory proof of your death, any required instructions and the information and forms necessary to effect the successor owner/annuitant feature).


Where a NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.



BENEFICIARY CONTINUATION OPTION


This feature permits a designated individual, on the contract owner's death, to maintain a contract in the deceased contract owner's name and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional for further information.


BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus(SM) feature, adjusted for any subsequent withdrawals. Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


Under the beneficiary continuation option for IRA and Roth IRA contracts:

o The contract continues in your name for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the guaranteed minimum income benefit or an optional enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any minimum death benefit feature will no longer be in effect.


                                                    Payment of death benefit  51

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o  Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity commencement date, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o  The contract continues in your name for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the guaranteed minimum income benefit or an optional enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any minimum death benefit feature will no longer be in effect.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. If the beneficiary chooses "Withdrawal Option 1", the beneficiary cannot later withdraw funds in addition to the scheduled payments the beneficiary is receiving; "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled payments, at any time. However, the scheduled payments under "Withdrawal Option 1" are afforded favorable tax treatment as "annuity payments." See "Taxation of nonqualified annuities" in "Tax Information" later in this Prospectus.

o  Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.


o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If you are both the owner and annuitant:


o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus(SM) feature, adjusted for any subsequent withdrawals.


o  No withdrawal charges will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

o If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

o The annuity account value will not be reset to the death benefit amount.

o The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free corridor amount will continue to apply to withdrawals but does not apply to surrenders.

o  We do not impose a withdrawal charge on scheduled payments


52  Payment of death benefit
   except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free corridor amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

If a contract is jointly owned:

o The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

o If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" earlier in this section.

o If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" earlier in this section.


                                                    Payment of death benefit  53

7.  Tax information

--------------------------------------------------------------------------------

OVERVIEW


In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

President Bush signed the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") on June 7, 2001. Many of the provisions of EGTRRA became be effective on January 1, 2002, and are phased in during the first decade of the twenty-first century. In the absence of future legislation, all of the amendments made by EGTRRA will no longer apply after December 31, 2010, and the law in effect in 2001 will apply again. In general, EGTRRA liberalizes contributions that can be made to all types of tax-favored retirement plans. In addition to increasing amounts that can be contributed and permitting individuals over age 50 to make additional contributions, EGTRRA also permits rollover contributions to be made between different types of tax-favored retirement plans. Please discuss with your tax adviser how EGTRRA affects your personal financial situation.



CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs") and Code Section 403(b) Arrangements ("TSAs"), respectively: an IRA or 403(b) annuity contract such as this one, or an IRA or 403(b)(7) custodial or other qualified account. Annuity contracts can also be purchased in connection with retirement plans qualified under Code Section 401 ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Therefore, you should consider the annuity's features and benefits, such as Accumulator's(R) choice of death benefits and the Living Benefit guaranteed minimum income benefit, Special Dollar Cost Averaging, selection of investment funds, guaranteed interest option, fixed maturity options and its choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Beginning in 2006, certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, TSAs and IRAs. You should consider the potential implication of these Regulations before you purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).


54  Tax information

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.



ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.



PROTECTION PLUS(SM) FEATURE

In order to enhance the amount of the death benefit to be paid at the annuitant's death, you may have purchased a Protection Plus(SM) rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Protection Plus(SM) rider is not part of the contract. In such a case the charges for the Protection Plus(SM) rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).


CONTRACTS PURCHASED THROUGH EXCHANGES

The following information applies if you purchased your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange was not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that was the source of the funds you used to purchase the NQ contract was another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant were the same under the source contract and the Accumulator(R) NQ contract. If you used a life insurance or endowment contract, the owner and the insured must have been the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carried over to the Accumulator(R) NQ contract.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


BENEFICIARY CONTINUATION OPTION

We have received a private letter ruling from the IRS regarding certain tax consequences of scheduled payments under the beneficiary continuation option for NQ contracts. See the discussion "Beneficiary continuation option for NQ Contracts only" in "Payment of death benefit" earlier in this Prospectus. Among other things, the IRS rules that:

o scheduled payments under the beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects Withdrawal Option 1 or Withdrawal Option 2;

o scheduled payments, any additional withdrawals under Withdrawal Option 2, or contract surrenders under Withdrawal Option 1 will only be taxable to the beneficiary when amounts are actually paid, regardless of the Withdrawal Option selected by the beneficiary;

o a beneficiary who irrevocably elects scheduled payments with Withdrawal Option 1 will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.



The ruling specifically does not address the taxation of any payments received by a beneficiary electing Withdrawal Option 2 (whether scheduled payments or any withdrawal that might be taken). Before electing the beneficiary continuation option feature, the individuals you designate as beneficiary or successor owner should discuss with their tax advisers the consequences of such elections.



                                                             Tax information  55

The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax.
Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Accounts 45 and 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.


The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Accounts 45 and 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.


Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Accounts 45 and 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Accounts 45 and 49.


SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO


Income from NQ contracts we issue is U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.



INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

o  Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as either a traditional IRA or Roth IRA. We offered traditional IRAs in the Rollover IRA and Flexible Premium IRA contracts. We offered the Roth IRA in the Roth Conversion IRA and Flexible Premium Roth IRA contracts. We also offered the Inherited IRA for payment of post death required minimum distributions in traditional IRA and Roth IRA. The first part of this section covers some of the special tax rules that apply to traditional IRAs. The next part of this section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We have received an opinion letter from the IRS approving the respective forms of the Accumulator(R) traditional and Roth IRA contracts, as amended to reflect recent tax law changes, for use as a traditional IRA and a Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of



56  Tax information
the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) traditional and Roth IRA contracts.

The Inherited IRA beneficiary continuation contract has not been submitted to the IRS for approval as to form for use as a traditional IRA or Roth IRA.



PROTECTION PLUS(SM) FEATURE


The Protection Plus(SM) feature was offered for IRA contracts, subject to state and contract availability. We have received IRS opinion letters that the contract with a Protection Plus(SM) feature qualifies as to form for use as a traditional IRA and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) traditional and Roth IRA contracts. You should consult with your tax adviser for further information.

Your right to cancel within a certain number of days

This is provided for informational purposes only. Since this contract is no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel any version of the Accumulator(R) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

Traditional individual retirement annuities (traditional IRAs)

Contributions to traditional IRAs. Individuals may make three different types of contributions to a traditional IRA:

o  regular contributions out of earned income or compensation; or

o  tax-free "rollover" contributions; or

o  direct custodian-to-custodian transfers from other traditional
   IRAs ("direct transfers").

Regular contributions to traditional IRAs

Limits on contributions. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $4,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for each of the taxable years 2005 and 2006. When your earnings are below $4,000 your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you reach age 50 before the close of the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make an additional "catch-up contribution" of up to $500 to your traditional IRA for 2005. This amount increases to $1,000 for the taxable year 2006.

Special rules for spouses. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $4,000, married individuals filing jointly can contribute up to $8,000 for each of the taxable years 2005 and 2006 to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $4,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $4,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. "Catch-up" contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.

Deductibility of contributions. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed earlier in this section under "Limits on contributions". That is, for each of the taxable years 2005 and 2006, your fully deductible contribution can be up to $4,000, or if less, your earned income. The dollar limit is $4,500 for people eligible to make age 50-70-1/2 catch-up contributions for 2005, and $5,000 for 2006, respectively.)

If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 in 2005 and later years.



                                                             Tax information  57

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $70,000 and $80,000 in 2005 and AGI between $75,000 and $85,000 in 2006. In 2007, the deduction will phase out for AGI between $80,000 and $100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with an AGI between $150,000 and $160,000.

To determine the deductible amount of the contribution for 2005, for example, you determine AGI and subtract $50,000 if you are single, or $70,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


 ($10,000-excess AGI)     times    the maximum     Equals      the adjusted
                            x        regular         =          deductible
  divided by $10,000               contribution               contribution for
                                                               the year limit

Additional "Saver's Credit" for contributions to a traditional IRA or Roth IRA

You may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. The final year this credit is available is 2006. If you qualify, you may take this credit even though your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return and your adjusted gross income cannot exceed $50,000. The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution. Saver's-credit-eligible contributions may be made to a 401(k) plan, 403(b) TSA, governmental employer 457(b) plan, SIMPLE IRA or SARSEP IRA, as well as a traditional IRA or Roth IRA.

Nondeductible regular contributions. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum dollar per person limit for the applicable taxable year ($4,000 for 2005 and 2006). The dollar limit is $4,500 in 2005 and $5,000 in 2006 for people eligible to make age 50-70-1/2 "catch-up" contributions. See "Excess contributions" later in this section. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

When you can make regular contributions. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year.

Rollover and transfer contributions to traditional IRAs

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o  qualified plans;

o  governmental employer 457(b) plans;

o  TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
   and

o  other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Rollovers from "eligible retirement plans" other than traditional IRAs

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

o    Do it yourself:

     You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o    Direct rollover:



58  Tax information

     You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA, qualified plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    hardship withdrawals; or

o    corrective distributions that fit specified technical tax rules; or

o    loans that are treated as distributions; or

o death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any after-tax contributions you have made to a qualified plan or TSA (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan.

Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Excess contributions

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contri bution amount for the applicable taxable year; or

o regular contributions to a traditional IRA made after you reach age 70-1/2; or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed later in this section under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1)  the rollover was from an eligible retirement plan to a traditional
     IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3)  you took no tax deduction for the excess contribution.

Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are



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subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" earlier in this section; or

o    the entire amount received is rolled over to another traditional
     IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" earlier in this section.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a TSA or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

Required minimum distributions

Background on Regulations--Required Minimum Distributions. Distributions must be made from traditional IRAs according to the rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations will require, beginning in 2006, that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

Lifetime required minimum distributions. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

When you have to take the first lifetime required minimum distribution. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you can calculate required minimum distributions.

There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a desig-



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nated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take more than you need to for any year? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Individual beneficiary. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owners death. No distribution is required before that fifth year.

Spousal beneficiary. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

Non-individual beneficiary. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Successor owner and annuitant

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, no death benefit is payable until your surviving spouse's death.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.


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Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:

o    on or after your death; or

o    because you are disabled (special federal income tax definition);
     or

o used to pay certain extraordinary medical expenses (special fed-eral income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special fed-eral income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.

Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Accumulator(R) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

Contributions to Roth IRAs

Individuals may make four different types of contributions to a Roth IRA:

o    regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o    tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth Conversion IRA or a Flexible Premium Roth IRA contract. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Regular contributions to Roth IRAs

Limits on regular contributions. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $4,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for each of the taxable years 2005 and 2006. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $4,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion earlier in this section under traditional IRAs. If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, additional catch-up contributions totaling up to $500 can be made for the taxable year 2005. This amount increases to $1,000 for the taxable year 2006.



62  Tax information
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With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

When you can make contributions. Same as traditional IRAs.

Deductibility of contributions. Roth IRA contributions are not tax deductible.

Rollovers and direct transfers

What is the difference between rollover and direct transfer transactions? You may make rollover contributions to a Roth IRA from only two sources:

o    another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, a TSA under Section 403(b) of the Internal Revenue Code or any other eligible retirement plan. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Conversion contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59-1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the traditional IRA conversion. Beginning in 2005, modified adjusted gross income for this purpose will also exclude any lifetime required minimum distribution from a traditional IRA.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age 70-1/2.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

How to recharacterize. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to--



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trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA).

To recharacterize a contribution, you must use our forms.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

Withdrawals, payments and transfers of funds out of Roth
IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o    Rollovers from a Roth IRA to another Roth IRA;

o    Direct transfers from a Roth IRA to another Roth IRA;

o    Qualified distributions from a Roth IRA; and

o Return of excess contributions or amounts recharacterized to a traditional IRA.

Qualified distributions from Roth IRAs. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o    you are age 59-1/2; or older or

o    you die; or

o    you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

Nonqualified distributions from Roth IRAs. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)   Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

      (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

      (b)   Nontaxable portion.

(3)   Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped and added together as follows:



64  Tax information
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(1)   All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contribu tions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2005 and the conversion contribution is made in 2006, the conversion contribution is treated as contributed prior to other conversion contributions made in 2006.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death

Same as traditional IRA under "What are the required minimum distribution payments after you die?"

Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


Early distribution penalty tax

Same as traditional IRA.



TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

General

This section of the Prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

PLEASE NOTE: The following discussion reflects our understanding of some of the current federal income tax rules applicable to Section 403(b) of the Code. The IRS and Treasury have recently issued Proposed Regulations on Section 403(b) of the Code. If finalized in their current form, these Proposed Regulations would affect the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. Please consult your tax adviser concerning how these Proposed Regulations could affect you.

Generally, there are two types of funding vehicles available for 403(b) arrangements -- an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Protection Plus(SM) feature

The Protection Plus(SM) feature was offered for Rollover TSA contracts, subject to state and contract availability. There is a limit to the amount of life insurance benefits that TSAs may offer. Although we view the optional Protection Plus(SM) benefit as an investment protection feature which should have no adverse tax effect and not as a life insurance benefit, the IRS has not specifically addressed this question. It is possible that the IRS could take a contrary position regarding tax qualification or assert that the Protection Plus(SM) rider is not a permissible part of a TSA contract. If the IRS were to take the position that the optional Protection Plus(SM) benefit is not part of the contract, in such a case, the charges for the Protection Plus(SM) rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could affect the tax qualification of the TSA and could be taxable. Were the IRS to take any adverse position, AXA Equitable would take all reasonable steps to attempt to avoid any adverse result, which would include amending the contract (with appropriate notice to you). You should consult with your tax adviser for further information.



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Contributions to TSAs

There were two ways you could have contributed to establish this Accumulator(R) Rollover TSA contract:

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meet the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24; or

o    a rollover from another 403(b) arrangement.

If you made a direct transfer, you filled out our transfer form.

We do not accept after-tax funds in the Accumulator(R) Rollover TSA.

Employer-remitted contributions. The Accumulator(R) Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free direct transfer contributions from another 403(b) arrangement and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

Rollover or direct transfer contributions. Once you establish your Rollover TSA contract with 403(b)-source funds, you may make subsequent rollover contributions to your Rollover TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other TSAs and 403(b) arrangements. All rollover contributions must be pre-tax funds only with appropriate documentation satisfactory to us.

Generally, you may make a rollover contribution to your TSA when you have a distributable event from an existing TSA or other eligible retirement plan as a result of your:

o termination of employment with the employer who provided the funds for the plan; or

o    reaching age 59-1/2 even if you are still employed; or

o    disability (special federal income tax definition).

You can roll over pre-tax funds from a traditional IRA to a TSA at any time.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

If the recipient plan separately accounts for funds rolled-over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan. We do not currently separately account for rollover contributions from other eligible retirement plans.

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Accumulator(R) contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Accumulator(R) Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Accumulator(R) Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o you are or will be at least age 70-1/2 in the current calendar year, and

o you have retired from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Accumulator(R) Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o rollover by check of the proceeds from another TSA or eligible retirement plan; or

o    direct rollover from another TSA or eligible retirement plan; or

o    direct transfer under Revenue Ruling 90-24 from another TSA.

Distributions from TSAs

General. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

Withdrawal restrictions. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:



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o    you are severed from employment with the employer who provided the funds to purchase the TSA you are transferring to the Accumulator(R) Rollover TSA; or

o    you reach age 59-1/2; or

o    you die; or

o    you become disabled (special federal income tax definition); or

o you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988, account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts transferred to your TSA contract.

This paragraph applies only to participants in a Texas Optional retirement program. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" later in this section) are met; or

(2)  death; or

(3)  retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgment from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

Tax treatment of distributions. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" later in this section. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we currently do not accept after-tax funds, we do not track your investment in the contract, if any. We will report all distributions from this Rollover TSA as fully taxable. It is your responsibility to determine how much of the distribution is taxable.

Distributions before annuity payments begin. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

Annuity Payments. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

Payments to a beneficiary after your death. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan.

Loans from TSAs. You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:



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


     (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

     (2) $50,000 reduced by the excess (if any) of the highest out standing loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.


o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

o    the loan does not qualify under the conditions above;

o    the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

Tax-deferred rollovers and direct transfers. You may roll over an "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to any of the following: a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

Required minimum distributions

Generally the same as traditional IRA with these differences:

When you have to take the first required minimum distribution. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required mini mum distributions to age 75 of the portion of their account value attributable to their December 31, 1986, TSA account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Accumulator(R) Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Rollover TSA on the form used to establish the TSA, you do not qualify.

Spousal consent rules

This only applies to you if you established your Accumulator(R) Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition);
     or


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o    to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age
     55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribu tion from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $17,760 in periodic annuity payments in 2005, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

Mandatory withholding from TSA and qualified plan distributions

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions. An eligible rollover distribution from a TSA or a qualified plan can be rolled over to another eligible retirement plan. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    hardship withdrawals; or

o    corrective distributions that fit specified technical tax rules; or



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o    loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not your surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.



SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS


For QP contracts, your plan administrator or trustee notifies you as to tax consequences. See Appendix II at the end of this Prospectus.


IMPACT OF TAXES TO AXA EQUITABLE


The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49 operations are accounted for without regard to AXA Equitable's other operations.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or the Separate Account No. 49.

Each subaccount (variable investment option) within the Separate Accounts invests solely in Class IB/B shares issued by the corresponding portfolio of its Trusts.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, either Separate Account, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate each Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against each Separate Account or a variable investment option directly);

(5) to deregister the Separate Accounts under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to the Separate Accounts; and


(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.



ABOUT THE TRUSTS


The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust, which are generally attached at the end of this Prospectus, or in the respective SAIs, which are available upon request.



ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

FMO rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current FMO rates can be obtained from your financial professional.


For example, the rates to maturity for new allocations as of February 15, 2005 and the related price per $100 of maturity value were as shown below:





 Fixed Maturity
  Options with
  February 15th       Rate to Maturity             Price
 Maturity Date of          as of                Per $100 of
  Maturity Year       February 15, 2005       Maturity Value
      2006                 3.00%*                $ 97.09
      2007                 3.00%*                $ 94.26
      2008                 3.00%*                $ 91.51
      2009                 3.00%*                $ 88.84
      2010                 3.00%*                $ 86.25
      2011                 3.00%*                $ 83.74
      2012                 3.00%*                $ 81.30
      2013                 3.08%                 $ 78.44
      2014                 3.22%                 $ 75.17
      2015                 3.32%                 $ 72.12


* Since these rates to maturity are 3%, no amounts could have been allocated to these options.


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.


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     (b)  We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity for your FMO based on the rate for a new FMO issued on the same date and having the same maturity date as your FMO; if the same maturity date is not available for new FMOs, we determine a rate that is between the rates for new FMO maturities that immediately precede and immediately follow your FMO's maturity date.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.



ABOUT THE GENERAL ACCOUNT


Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and the fixed maturity options and the account for special dollar cost averaging, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT



WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by the information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" in "Contract features and benefits" earlier in this Prospectus.

Even if we accepted the wire order and essential information, a contract generally was not issued until we received and accepted a properly completed application. In certain cases, we may have issued a contract based on information provided through certain broker-



72  More information
dealers with whom we have established electronic facilities. In any such cases, you must have signed our Acknowledgment of Receipt form.

Where we required a signed application, the above procedures did not apply and no financial transactions were permitted until we received the signed application and issued the contract. Where we issued a contract based on information provided through electronic facilities, we required an Acknowledgment of Receipt form Financial transactions were only permitted if you requested them in writing, signed the request and had it signature guaranteed, until we received the signed Acknowledgment of Receipt form. After a contract is issued, additional contributions are allowed by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY


You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contracts.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.



BUSINESS DAY

Our business day, generally, is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions. Our business day generally ends at 4:00 p.m. Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.


o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents, and transmits your order to us in accordance with our processing procedures. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4 p.m., Eastern Time.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).


o Initial contributions allocated to the account for special dollar cost averaging received the interest rate in effect on that business day. At certain times, we may have offered the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.


o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.


                                                            More information  73

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts, we have the right to vote on certain matters involving the portfolios, such as:

o  the election of trustees;


o the formal approval of independent public accounting firm selected for each Trust; or


o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.


VOTING RIGHTS OF OTHERS

Currently, we control the Trusts. Its shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of the Trusts are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of each Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS


AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of AXA Equitable at December 31, 2004 and 2003, and for the three years ended December 31, 2004 incorporated in this Prospectus by reference to the 2004 Annual Report on Form 10-K are incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



FINANCIAL STATEMENTS


The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.



TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA,


74  More information

QP or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.



DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of AXA Equitable, and AXA Distributors, an indirect wholly owned subsidiary of AXA Equitable, are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD"). Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable annuity products. AXA Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"). Like AXA Distributors, EDI was owned by Equitable Holdings, LLC.

The contracts are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). Affiliated broker-dealers include MONY Securities Corporation ("MSC")* and Advest, Inc. The Distributors, MSC and Advest are all under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, broker-dealers receiving sales compensation will pay all or a portion of it to its individual financial representatives (or to its Selling broker-dealers) as commissions related to the sale of contracts.

Sales compensation paid to AXA Advisors will generally not exceed 8.5% of the total contributions made under the contracts. AXA Advisors, in turn, may pay its financial professionals (or Selling broker-dealers) either a portion of the contribution-based compensation or a reduced portion of the contribution-based compensation in combination with ongoing annual compensation ("asset-based compensation") up to 0.60% of the account value of the contract sold, based on the financial professional's choice. Contribution-based compensation, when combined with asset-based compensation, could exceed 8.5% of the total contributions made under the contracts.

Sales compensation paid to AXA Distributors will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors passes all sales compensation it receives through to the Selling broker-dealer. The Selling broker-dealer may elect to receive reduced contribution-based compensation in combination with asset-based compensation of up to 1.25% of the account value of all or a portion of the contracts sold through the broker-dealer. Contribution-based compensation, when combined with asset-based compensation, could exceed 7.50% of the total contributions made under the contracts. The sales compensation we pay varies among broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may also pay certain affiliated and/or unaffiliated broker-dealers and other financial intermediaries additional compensation for certain services and/or in recognition of certain expenses that may be incurred by them or on their behalf (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Accumulator(R) on a company and/or product list; sales personnel training; due diligence and related costs; marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a broker-dealer. We may also make fixed payments to broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of our products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of our products, we may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). These types of payments are made out of the Distributors' assets. Not all Selling broker-dealers receive additional compensation. For more information about any such arrangements, ask your financial professional.

The Distributors will receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors may also receive other payments from the portfolio advisers and/or their affiliates for administrative costs, as well as payments for sales meetings and/or seminar sponsorships.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." Other forms of compensation financial professionals may receive include health and retirement benefits. In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of our products. However, under applicable rules of the NASD, AXA Advisors may only recommend to you products that


----------------------

* On or about June 6, 2005, MSC financial professionals are expected to become financial professionals of AXA Advisors. From that date forward, former MSC financial professionals will be compensated by AXA Advisors, and the Distributors will replace MSC as the principal underwriters of its affiliated products.


                                                            More information  75
they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products may qualify, under sales incentive programs, to receive non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in our products, any compensation paid will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable NASD rules and other laws and regulations.



76  More information

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the year ended December 31, 2004 is considered to be a part of this Prospectus because it is incorporated by reference.


After the date of this Prospectus and before we terminate the offering of the securities under this Prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is, or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.


We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the website is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).



                             Incorporation of certain documents by reference  77

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 49 with the same daily asset charges of 1.20%.




UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004



                                                                 For the years ending December 31,
                                       ---------------------------------------------------------------------------------------------
                                         2004        2003          2002      2001     2000       1999      1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation
 Unit value                            $  10.63         --           --        --        --        --        --        --        --
 Number of units outstanding (000's)        728         --           --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation
 Unit value                            $  10.31         --           --        --        --        --        --        --        --
 Number of units outstanding (000's)        373         --           --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation
 Unit value                            $  10.41         --           --        --        --        --        --        --        --
 Number of units outstanding (000's)        695         --           --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation
 Unit value                            $  45.53   $  42.39      $ 36.01        --        --        --        --        --        --
 Number of units outstanding (000's)      5,029      4,208        1,221        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation
 Unit value                            $  10.65         --           --        --        --        --        --        --        --
 Number of units outstanding (000's)      3,138         --           --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Aggressive Equity
 Unit value                            $  55.46   $  50.07      $ 36.85   $ 52.44   $ 70.94   $ 82.86   $ 70.74   $ 71.57   $ 65.53
 Number of units outstanding (000's)        269        265          161       153       185       213       266       279         9
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond
 Unit value                            $  11.24   $  10.96      $ 10.69        --        --        --        --        --        --
 Number of units outstanding (000's)     12,384     12,153        4,285        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care
 Unit value                            $  11.09   $  10.01      $  7.91        --        --        --        --        --        --
 Number of units outstanding (000's)      3,994      3,394          929        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP High Yield
 Unit value                            $  30.28   $  28.20      $ 23.29   $ 24.29   $ 24.42   $ 27.13   $ 28.48   $ 30.46   $ 26.09
 Number of units outstanding (000's)      4,900      4,511          903       221       260       329       422       439        24
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP International Equity
 Unit value                            $  12.09   $  10.38      $  7.82        --        --        --        --        --        --
 Number of units outstanding (000's)      3,660      3,008          923        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Core Equity
 Unit value                            $  10.50   $   9.69      $  7.65        --        --        --        --        --        --
 Number of units outstanding (000's)      2,980      2,952        1,004        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Growth
 Unit value                            $   9.24   $   8.77      $  6.80        --        --        --        --        --        --
 Number of units outstanding (000's)      6,362      5,953        2,130        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Value
 Unit value                            $  11.60   $  10.26      $  7.92        --        --        --        --        --        --
 Number of units outstanding (000's)      6,199      5,210        1,722        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Growth
 Unit value                            $   9.50   $   8.60      $  6.21        --        --        --        --        --        --
 Number of units outstanding (000's)      8,108      7,657        2,602        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------


A-1 Appendix I: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



                                                                         For the years ending December 31,
                                           -----------------------------------------------------------------------------------------
                                             2004     2003      2002      2001      2000       1999      1998      1997     1996
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
  Unit value                               $ 11.67  $ 10.25   $  7.38        --        --        --        --        --        --
  Number of units outstanding (000's)        5,827    5,443     1,889        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
  Unit value                               $  9.16  $  8.83   $  5.67        --        --        --        --        --        --
  Number of units outstanding (000's)        3,498    1,530       306        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
  Unit value                               $248.43  $220.33   $149.11   $226.39   $256.74   $303.01   $245.58   $192.60  $ 151.23
  Number of units outstanding (000's)          613      548       222       154       188       205       230       240         8
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
  Unit value                               $ 28.77  $ 25.91   $ 20.11        --        --        --        --        --        --
  Number of units outstanding (000's)        5,149    5,046     1,615        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government
    Securities
  Unit value                               $ 19.04  $ 18.91   $ 18.73        --        --        --        --        --        --
  Number of units outstanding (000's)        4,043    4,619     1,850        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance International
  Unit value                               $ 13.49  $ 11.55   $  8.65        --        --        --        --        --        --
  Number of units outstanding (000's)        5,816    5,125     1,285        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
  Unit value                               $  6.34  $  5.92   $  4.86   $  7.15   $  9.52   $ 11.80        --        --        --
  Number of units outstanding (000's)        6,068    5,986     2,292        89       114        79        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
  Unit value                               $ 16.17  $ 15.77   $ 15.42        --        --        --        --        --        --
  Number of units outstanding (000's)        4,383    4,326     1,432        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
  Unit value                               $ 15.54  $ 13.80   $  9.91   $ 14.38   $ 16.78   $ 14.94   $ 11.85   $ 12.55        --
  Number of units outstanding (000's)        4,124    4,091     1,279       105       191        50       102        89        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
  Unit value                               $  7.70       --        --        --        --        --        --        --        --
  Number of units outstanding (000's)           19       --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
  Unit value                               $ 14.56  $ 12.99   $ 10.22   $ 11.97   $ 11.75   $ 12.13   $ 11.86        --        --
  Number of units outstanding (000's)       15,533   14,531     4,578       114        54        46        22        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
  Unit value                               $  5.71       --        --        --        --        --        --        --        --
  Number of units outstanding (000's)          216       --        --        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
  Unit value                               $  8.18  $  8.00   $  6.33   $  8.70        --        --        --        --        --
  Number of units outstanding (000's)          782      744       182        --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
  Unit value                               $ 12.08  $ 11.58   $  9.46   $ 13.00   $ 17.41   $ 21.43   $ 16.65   $ 12.37        --
  Number of units outstanding (000's)        2,149    2,153       710       193       235       245       160       124        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
  Unit value                               $ 10.78  $  9.60   $  7.33   $  8.73   $ 11.17   $ 13.97        --        --        --
  Number of units outstanding (000's)        8,017    6,516     1,628        26        23        15        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
  Unit value                               $ 11.40  $ 10.41   $  8.01   $ 10.76   $ 11.12   $ 10.62        --        --        --
  Number of units outstanding (000's)        8,080    7,741     2,252        17        10         3        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
  Unit value                               $ 11.19  $ 10.36   $  7.69   $ 10.20   $ 10.53   $ 10.29        --        --        --
  Number of units outstanding (000's)       14,528   13,433     2,981        59         8         7        --        --        --
------------------------------------------------------------------------------------------------------------------------------------



                                 Appendix I: Condensed financial information A-2

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



                                                                         For the years ending December 31,
                                           -----------------------------------------------------------------------------------------
                                              2004     2003      2002      2001     2000      1999      1998     1997      1996
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
  Unit value                               $ 26.06  $  23.92   $ 18.94  $ 24.71   $ 28.47        --        --        --        --
  Number of units outstanding (000's)        9,053     8,439     2,393       71        78        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
  Unit value                               $  8.40  $   7.95   $  5.82       --        --        --        --        --        --
  Number of units outstanding (000's)        3,237     2,600       551       --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI /Mid Cap
  Unit value                               $ 11.21  $   9.78   $  6.89  $  8.56   $ 10.00        --        --        --        --
  Number of units outstanding (000's)       13,609    12,491     2,799       19         7        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
  Unit value                               $ 14.57  $  12.51   $  9.51  $ 11.28   $ 10.98        --        --        --        --
  Number of units outstanding (000's)        9,029     8,508     3,161       37         9        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
  Unit value                               $ 13.99  $  13.60   $ 13.32  $ 12.30   $ 11.54   $ 10.47   $ 10.77        --        --
  Number of units outstanding (000's)       11,977    11,974     3,674      280       141       139        98        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
  Unit value                               $ 13.35  $  12.19   $  9.73  $ 12.16   $ 13.21   $ 12.52   $ 12.85   $ 11.53        --
  Number of units outstanding (000's)        3,942     3,680     1,342      324       341       423       506       383        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
  Unit value                               $  6.06  $   5.47   $  4.40  $  6.39   $  8.40        --        --        --        --
  Number of units outstanding (000's)        5,744     5,658     2,123       20        29        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
  Unit value                               $ 16.80  $  14.55   $ 10.70  $ 12.57   $ 10.81   $  9.23   $  9.18        --        --
  Number of units outstanding (000's)        8,796     8,124     2,322      111        41        20        26        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
  Unit value                               $ 14.02  $  12.84   $  9.91  $ 11.35        --        --        --        --        --
  Number of units outstanding (000's)       14,238    13,403     2,875        2        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
  Unit value                               $ 20.19  $  18.49   $ 14.26       --        --        --        --        --        --
  Number of units outstanding (000's)        6,364     5,670     1,591       --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
  Unit value                               $ 17.09  $  14.22   $ 11.24  $ 13.65   $ 17.60   $ 20.32   $ 12.83   $ 10.87        --
  Number of units outstanding (000's)        4,781     4,396     1,445      154       182       199       190       187        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
  Unit value                               $ 13.35  $  12.00   $  9.39  $ 14.47   $ 22.21   $ 27.70   $ 16.14   $ 12.14        --
  Number of units outstanding (000's)        1,558     1,506       496      147       214       227       176       149        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
  Unit value                               $  9.06  $   8.23   $  6.83  $  8.75   $ 10.54   $ 10.74        --        --        --
  Number of units outstanding (000's)        4,211     4,026       993       77        42        31        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
  Unit value                               $ 29.20  $  29.33   $ 29.52  $ 29.51   $ 28.84   $ 27.54   $ 26.62   $ 25.64   $ 24.68
  Number of units outstanding (000's)        1,417     1,972     1,554      256       266       360       329       359       127
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
  Unit value                               $  4.47        --        --       --        --        --        --        --        --
  Number of units outstanding (000's)           13        --        --       --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
  Unit value                               $ 14.50  $  12.48   $  8.66  $ 11.07   $ 10.99   $ 11.51   $  9.65        --        --
  Number of units outstanding (000's)        4,174     3,847     1,053       23        18        18        18        --        --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Value
  Unit value                               $ 23.37        --        --       --        --        --        --        --        --
  Number of units outstanding (000's)           62        --        --       --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------


A-3 Appendix I: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



                                                                     For the years ending December 31,
                                           -----------------------------------------------------------------------------------------
                                              2004     2003      2002      2001      2000      1999       1998     1997    1996
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TCW Equity
  Unit value                               $ 17.42        --       --         --        --        --         --     --       --
  Number of units outstanding (000's)           19        --       --         --        --        --         --     --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
  Unit value                               $  5.21        --       --         --        --        --         --     --       --
  Number of units outstanding (000's)           12        --       --         --        --        --         --     --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
  Unit value                               $ 10.76   $  8.81   $ 5.72     $ 6.15    $ 6.56   $ 11.08     $ 5.73     --       --
  Number of units outstanding (000's)        3,531     2,700      737         43        55        52         16     --       --
------------------------------------------------------------------------------------------------------------------------------------
 Laudus Rosenberg VIT Value Long/Short
    Equity
  Unit value                               $ 10.16        --       --         --        --        --         --     --       --
  Number of units outstanding (000's)          339        --       --         --        --        --         --     --       --
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Real Estate -- Class II
  Unit value                               $ 12.73        --       --         --        --        --         --     --       --
  Number of units outstanding (000's)          934        --       --         --        --        --         --     --       --
------------------------------------------------------------------------------------------------------------------------------------



                                 Appendix I: Condensed financial information A-4

Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------


Trustees who are considering the purchase of an Accumulator(R) QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) QP contract or another annuity. Therefore, you should purchase an Accumulator(R) QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.


We will not accept defined benefit plans. For defined contribution plans, we will only accept transfers from another defined contribution plan or a change of investment vehicles in the plan. Only one additional transfer contribution may be made per contract year. If overfunding of a plan occurs or amounts attributable to an excess contribution must be withdrawn, withdrawals from the QP contract may be required. A withdrawal charge and/or market value adjustment may apply.


AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70-1/2, trustees should consider that:

o the QP contract may not be an appropriate purchase for annuitants approaching or over age 70-1/2;


o provisions in the Treasury Regulations on required minimum distributions will require, beginning in 2006, that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed from the contract; and


o the guaranteed minimum income benefit under the Living Benefit may not be an appropriate feature for annuitants who are older than age 60-1/2 when the contract is issued.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.


B-1 Appendix II: Purchase considerations for QP contracts

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2005 to a fixed maturity option with a maturity date of February 15, 2014 (nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value of $183,914 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2009.





--------------------------------------------------------------------------------
                                                           Hypothetical Assumed
                                                            rate to maturity on
                                                             February 15, 2009
                                                          ----------------------
                                                             5.00%       9.00%
--------------------------------------------------------------------------------
As of February 15, 2009 (before withdrawal)
--------------------------------------------------------------------------------
(1) Market adjusted amount                                 $144,082   $ 119,503
(2) Fixed maturity amount                                  $131,104   $ 131,104
(3) Market value adjustment:
  (1) - (2)                                                $ 12,978   $ (11,601)
--------------------------------------------------------------------------------
On February 15, 2009 (after withdrawal)
--------------------------------------------------------------------------------
(4) Portion of market value adjustment associated
    with withdrawal:
    (3) x [$50,000/(1)]                                    $  4,504   $  (4,854)
(5) Reduction in fixed maturity amount: [$50,000 - (4)]    $ 45,496   $  54,854
(6) Fixed maturity amount: (2) - (5)                       $ 85,608   $  76,250
(7) Maturity value                                         $120,091   $ 106,965
(8) Market adjusted amount of (7)                          $ 94,082   $  69,503
--------------------------------------------------------------------------------


You should note that under this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized. The market value adjustment is computed differently if you withdraw amounts on a date other than the anniversary of the establishment of the fixed maturity option.


                               Appendix III: Market value adjustment example C-1

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return, EQ/Short Duration Bond, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:




--------------------------------------------------------------------------------
   End of                     6% roll up to age 85      Annual ratchet to age 85
 contract                          enhanced                     enhanced
   year     Account value       death benefit(1)              death benefit
--------------------------------------------------------------------------------
     1       $105,000             $  106,000(1)               $  105,000(3)
--------------------------------------------------------------------------------
     2       $115,500             $  112,360(2)               $  115,500(3)
--------------------------------------------------------------------------------
     3       $129,360             $  119,102(2)               $  129,360(3)
--------------------------------------------------------------------------------
     4       $103,488             $  126,248(1)               $  129,360(4)
--------------------------------------------------------------------------------
     5       $113,837             $  133,823(1)               $  129,360(4)
--------------------------------------------------------------------------------
     6       $127,497             $  141,852(1)               $  129,360(4)
--------------------------------------------------------------------------------
     7       $127,497             $  150,363(1)               $  129,360(4)
--------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


6% ROLL-UP TO AGE 85

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be the enhanced death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be the current account value since it is higher than the current enhanced death benefit.


ANNUAL RATCHET TO AGE 85

(3) At the end of contract years 1 through 3, the enhanced death benefit is the current account value.

(4) At the end of contract years 4 through 7, the enhanced death benefit is the enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.


GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% roll-up to age 85 or the Annual ratchet to age 85.


D-1 Appendix IV: Enhanced death benefit example

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "greater of 6% Roll up to Age 85 or the Annual Ratchet to Age 85" guaranteed minimum death benefit, the Protection Plus(SM) benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an Accumulator(R) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.53)% and 3.47% for the Accumulator(R) Contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the Guaranteed minimum death benefit, Protection Plus(SM) benefit, and the Guaranteed minimum income benefit , as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect all contract charges. The values shown under "Lifetime Annual Guaranteed Minimum Income Benefit reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the Death Benefit and/or "Lifetime Annual Guaranteed Minimum Income Benefit" columns indicates that the contract has terminated due to insufficient account value and, consequently, the guaranteed benefit has no value.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.69%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.39% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.


                                      Appendix V: Hypothetical illustrations E-1

Variable deferred annuity
Accumulator
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
  Greater of 6% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed minimum death benefit
  Protection Plus
  Guaranteed minimum income benefit



                                                            Greater of 6% Roll
                                                                    up
                                                             to age 85 or the
                                                                  Annual
                                                             Ratchet to age 85
                                                                Guaranteed
                                                               Minimum Death
                        Account Value        Cash Value           Benefit
                     ------------------- ------------------ -------------------
       Contract Year     0%        6%       0%        6%        0%        6%
 Age  -------------- --------- --------- -------- --------- --------- ---------
 60          1        100,000  100,000    93,000    93,000   100,000  100,000
 61          2         95,857  101,836    88,857    94,836   106,000  106,000
 62          3         91,756  103,652    85,756    97,652   112,360  112,360
 63          4         87,693  105,445    81,693    99,445   119,102  119,102
 64          5         83,660  107,207    78,660   102,207   126,248  126,248
 65          6         79,652  108,933    76,652   105,933   133,823  133,823
 66          7         75,663  110,616    74,663   109,616   141,852  141,852
 67          8         71,686  112,249    71,686   112,249   150,363  150,363
 68          9         67,715  113,825    67,715   113,825   159,385  159,385
 69         10         63,744  115,335    63,744   115,335   168,948  168,948
 74         15         43,596  121,562    43,596   121,562   226,090  226,090
 79         20         22,187  124,473    22,187   124,473   302,560  302,560
 84         25              0  122,052         0   122,052         0  404,893
 89         30              0  125,622         0   125,622         0  429,187
 94         35              0  132,694         0   132,694         0  429,187
 95         36              0  134,242         0   134,242         0  429,187



                                    Lifetime Annual
                           Guaranteed Minimum Income Benefit
      Total Death Benefit ------------------------------------
        with Protection       Guaranteed       Hypothetical
              Plus              Income            Income
      ------------------- ------------------ -----------------
          0%        6%        0%       6%        0%       6%
 Age  --------- --------- --------- -------- --------- -------
 60    100,000  100,000      N/A      N/A       N/A      N/A
 61    108,400  108,400      N/A      N/A       N/A      N/A
 62    117,304  117,304      N/A      N/A       N/A      N/A
 63    126,742  126,742      N/A      N/A       N/A      N/A
 64    136,747  136,747      N/A      N/A       N/A      N/A
 65    147,352  147,352      N/A      N/A       N/A      N/A
 66    158,593  158,593      N/A      N/A       N/A      N/A
 67    170,508  170,508      N/A      N/A       N/A      N/A
 68    183,139  183,139      N/A      N/A       N/A      N/A
 69    196,527  196,527      N/A      N/A       N/A      N/A
 74    276,527  276,527    14,266   14,266    14,266   14,266
 79    383,584  383,584    20,393   20,393    20,393   20,393
 84          0  493,179         0   34,821         0   34,821
 89          0  517,472      N/A      N/A       N/A      N/A
 94          0  517,472      N/A      N/A       N/A      N/A
 95          0  517,472      N/A      N/A       N/A      N/A



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.



E-2 Appendix V: Hypothetical illustrations

Appendix VI: Contract variations


--------------------------------------------------------------------------------


The contract described in this Prospectus is no longer sold. You should note that your contract features and charges may vary from what is described in this Prospectus depending on the date on which you purchased your contract. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your purchased your contract.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.



------------------------------------------------------------------------------------------------------------------------------------
Approximate Time Period      Feature/Benefit                                   Variation
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - November 2002   Inherited IRA beneficiary continuation contract   Unavailable.
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - February 2003   Fee table                                         Guaranteed minimum death benefit charge:
                                                                                Annual Ratchet to age 85:                   0.20%
                                                                                6% Roll up to age 85:                       0.35%
                                                                                The Greater of the 6% Roll up to age
                                                                                85 or the Annual Ratchet to age 85:         0.45%
                                                                               Guaranteed minimum income benefit:           0.45%
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - May 2002        Annuity maturity date                             For New York contract owners only, the maturity
                                                                               date is age 90.
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - August 2003     Annuitant issue age                               Ages 86-90. For contracts with an annuitant who
                                                                               was age 86-90 at issue, the following apply: (1)
                                                                               standard death benefit only was available, and (2)
                                                                               no withdrawal charge applies.
------------------------------------------------------------------------------------------------------------------------------------


                                            Appendix VI: Contract variations F-1

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS



                                                                            Page
Unit Values                                                                 2
Custodian and Independent Registered Public Accounting Firm                 2
Distribution of the Contracts                                               2
Financial Statements                                                        2


How to Obtain an Accumulator(R) Statement of Additional Information for Separate Account No. 45 and Separate Account No. 49

Send this request form to:
     Accumulator(R)
     P.O. Box 1547
     Secaucus, NJ 07096-1547

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an Accumulator(R) SAI for Separate Account No. 45 and Separate Account No. 49 dated May 1, 2005.



--------------------------------------------------------------------------------
Name:

--------------------------------------------------------------------------------
Address:

--------------------------------------------------------------------------------
City           State    Zip







(SAI 13AMLF(5/05))                            X01001/Core '02, OR and '04 Series

ACCUMULATOR(R)
A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2005


Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust, which contain important information about the portfolios.


--------------------------------------------------------------------------------

WHAT IS ACCUMULATOR(R)?


Accumulator(R) is a deferred annuity contract issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option, fixed maturity options, or the account for special dollar cost averaging ("investment options"). This contract may not currently be available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts or in all states. Please see Appendix VIII later in this Prospectus for more information on state availability and/or variations of certain features and benefits.



-------------------------------------------------------------------------------
 Variable Investment Options
-------------------------------------------------------------------------------
o AXA Aggressive Allocation(1)           o EQ/Equity 500 Index
o AXA Conservative Allocation(1)         o EQ/Evergreen Omega
o AXA Conservative-Plus Allocation(1)    o EQ/FI Mid Cap
o AXA Moderate Allocation(1)             o EQ/FI Small/Mid Cap Value
o AXA Moderate-Plus Allocation(1)        o EQ/International Growth(3)
o AXA Premier VIP Aggressive Equity      o EQ/J.P. Morgan Core Bond
o AXA Premier VIP Core Bond              o EQ/JP Morgan Value Opportunities
o AXA Premier VIP Health Care            o EQ/Janus Large Cap Growth
o AXA Premier VIP High Yield             o EQ/Lazard Small Cap Value
o AXA Premier VIP International Equity   o EQ/Long Term Bond(3)
o AXA Premier VIP Large Cap Core         o EQ/Lord Abbett Growth and Income(3)
  Equity                                 o EQ/Lord Abbett Large Cap Core(3)
o AXA Premier VIP Large Cap Growth       o EQ/Lord Abbett Mid Cap Value(3)
o AXA Premier VIP Large Cap Value        o EQ/Marsico Focus
o AXA Premier VIP Small/Mid Cap          o EQ/Mercury Basic Value Equity
  Growth                                 o EQ/Mercury International Value
o AXA Premier VIP Small/Mid Cap Value    o EQ/Mergers and Acquisitions(3)
o AXA Premier VIP Technology             o EQ/MFS Emerging Growth Companies
o EQ/Alliance Common Stock               o EQ/MFS Investors Trust
o EQ/Alliance Growth and Income          o EQ/Money Market
o EQ/Alliance Intermediate Government    o EQ/Montag & Caldwell Growth(2)
  Securities                             o EQ/PIMCO Real Return(3)
o EQ/Alliance International              o EQ/Short Duration Bond(3)
o EQ/Alliance Large Cap Growth(2)        o EQ/Small Company Index
o EQ/Alliance Quality Bond               o EQ/Small Company Value(2)
o EQ/Alliance Small Cap Growth           o EQ/TCW Equity(2)
o EQ/Bear Stearns Small Company          o EQ/UBS Growth and Income(2)
  Growth(2)                              o EQ/Van Kampen Comstock(3)
o EQ/Bernstein Diversified Value         o EQ/Van Kampen Emerging Markets
o EQ/Boston Advisors Equity Income(2)      Equity(2)
o EQ/Calvert Socially Responsible        o EQ/Van Kampen Mid Cap Growth(3)
o EQ/Capital Guardian Growth             o EQ/Wells Fargo Montgomery Small Cap
o EQ/Capital Guardian International      o Laudus Rosenberg VIT Value Long/
o EQ/Capital Guardian Research             Short Equity
o EQ/Capital Guardian U.S. Equity        o U.S. Real Estate -- Class II
o EQ/Caywood-Scholl High Yield Bond(3)
--------------------------------------------------------------------------------



(1)   The "AXA Allocation" portfolios.

(2) This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for the option's former name.

(3) Available on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for more information on the new investment option.

You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust, AXA Premier VIP Trust, The Universal Institutional Funds, Inc. or Laudus Variable Insurance Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging, which are discussed later in this Prospectus.


TYPES OF CONTRACTS. We offer the contracts for use as:

o A nonqualified annuity ("NQ") for after-tax contributions only.


o An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA. We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA").


o An annuity that is an investment vehicle for a qualified defined contribution plan ("QP").

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA").

A contribution of at least $5,000 is required to purchase an NQ, Rollover IRA, Roth Conversion IRA, Inherited IRA, QP, or Rollover TSA contract. For Flexible Premium IRA or Flexible Premium Roth IRA contracts, we require a contribution of $2,000 to purchase a contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2005, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                          X00889/Core '04 Series
                                                                        (R-4/15)

Although this Prospectus is primarily designed for potential purchasers of the contract, you may have previously purchased a contract and be receiving this Prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features and charges of the contract may have varied over time (and, as noted above, may vary depending on your state) and you may not change your contract or its features as issued. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your contract and/or see Appendix IX for contract variations later in this Prospectus.

CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------



ACCUMULATOR(R)
--------------------------------------------------------------------------------
Index of key words and phrases                                               5
Who is AXA Equitable?                                                        7
How to reach us                                                              8
Accumulator(R) at a glance -- key features                                  10

--------------------------------------------------------------------------------
FEE TABLE                                                                   14
--------------------------------------------------------------------------------
Example                                                                     18
Condensed financial information                                             21

--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           22
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                        22
Owner and annuitant requirements                                            29
How you can make your contributions                                         29
What are your investment options under the contract?                        29
Portfolios of the Trusts                                                    30
Allocating your contributions                                               36
Your Guaranteed minimum death benefit and
     Guaranteed minimum income benefit base                                 39
Annuity purchase factors                                                    39
Our Guaranteed minimum income benefit option                                40
Guaranteed minimum death benefit                                            42
Principal Protector(SM)                                                     43
Inherited IRA beneficiary continuation contract                             46
Your right to cancel within a certain number of days                        47

--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        48
--------------------------------------------------------------------------------
Your account value and cash value                                           48
Your contract's value in the variable investment options                    48
Your contract's value in the guaranteed interest option                     48
Your contract's value in the fixed maturity options                         48
Your contract's value in the account for special dollar
     cost averaging                                                         48
Termination of your contract                                                48

----------------------

"We," "our," and "us" refer to AXA Equitable.


When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                  Contents of this Prospectus  3

--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         50
--------------------------------------------------------------------------------
Transferring your account value                                             50
Disruptive transfer activity                                                50
Rebalancing your account value                                              51

--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     53
--------------------------------------------------------------------------------
Withdrawing your account value                                              53
How withdrawals are taken from your account value                           54
How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income
   benefit, Guaranteed minimum death benefit and
   Guaranteed principal benefit option 2                                    54
How withdrawals affect Principal Protector(SM)                              55
Withdrawals treated as surrenders                                           55
Loans under Rollover TSA contracts                                          55
Surrendering your contract to receive its cash value                        56
When to expect payments                                                     56
Your annuity payout options                                                 56

--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     59
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          59
Charges that the Trusts deduct                                              62
Group or sponsored arrangements                                             62
Other distribution arrangements                                             63

--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 64
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     64
How death benefit payment is made                                           65
Beneficiary continuation option                                             66

--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          70
--------------------------------------------------------------------------------
Overview                                                                    70
Buying a contract to fund a retirement arrangement                          70
Transfers among investment options                                          70
Taxation of nonqualified annuities                                          70
Individual retirement arrangements (IRAs)                                   72
Tax-sheltered annuity contracts (TSAs)                                      81
Federal and state income tax withholding and
     information reporting                                                  85
Special rules for contracts funding qualified plans                         86
Impact of taxes to AXA Equitable                                            86

--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         87
--------------------------------------------------------------------------------
About Separate Account No. 49                                               87
About the Trusts                                                            87
About our fixed maturity options                                            87
About the general account                                                   88
About other methods of payment                                              88
Dates and prices at which contract events occur                             89
About your voting rights                                                    90
About legal proceedings                                                     90
About our independent registered public accounting firm                     90
Financial statements                                                        90
Transfers of ownership, collateral assignments, loans
     and borrowing                                                          90
Distribution of the contracts                                               91

--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS
   BY REFERENCE                                                             93
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
   I -- Condensed financial information                                     A-1
  II -- Purchase considerations for QP contracts                            B-1
 III -- Market value adjustment example                                     C-1
  IV -- Enhanced death benefit example                                      D-1
   V -- Hypothetical illustrations                                          E-1
  VI -- Guaranteed principal benefit example                                F-1
 VII -- Protection Plus(SM) example                                         G-1
VIII -- State contract availability and/or variations of certain
        features and benefits                                               H-1
 IX -- Contract variations                                                  I-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

4  Contents of This Prospectus

INDEX OF KEY WORDS AND PHRASES

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.



                                                                Page
   6% Roll up to age 85                                           39
   account for special dollar cost averaging                      36
   account value                                                  48
   administrative charge                                          59
   annual administrative charge                                   59
   Annual Ratchet to age 85 enhanced death benefit                39
   annuitant                                                      22
   annuity maturity date                                          58
   annuity payout options                                         56
   annuity purchase factors                                       39
   automatic investment program                                   89
   beneficiary                                                    64
   Beneficiary continuation option ("BCO")                        66
   benefit base                                                   39
   business day                                                   89
   cash value                                                     48
   charges for state premium and other applicable taxes           62
   contract date                                                  12
   contract date anniversary                                      12
   contract year                                                  12
   contributions to Roth IRAs                                     78
      regular contributions                                       78
      rollovers and transfers                                     79
      conversion contributions                                    79
   contributions to traditional IRAs                              73
      regular contributions                                       73
      rollovers and transfers                                     74
   disability, terminal illness or confinement to nursing home    60
   disruptive transfer activity                                   50
   Distribution Charge                                            59
   EQAccess                                                        8
   ERISA                                                          55
   Fixed-dollar option                                            38
   fixed maturity options                                         35
   Flexible Premium IRA                                        cover
   Flexible Premium Roth IRA                                   cover
   free look                                                      47
   free withdrawal amount                                         60
   general account                                                88
   General dollar cost averaging                                  38
   guaranteed interest option                                     35
   Guaranteed minimum death benefit                               42
   Guaranteed minimum income benefit                              40
   Guaranteed minimum income benefit charge                       61
   Guaranteed principal benefits                                  36
   IRA                                                         cover
   IRS                                                            70
   Inherited IRA                                               cover
   Investment simplifier                                          38
   investment options                                          cover



                                                                Page
   lifetime required minimum distribution withdrawals             54
   loan reserve account                                           55
   loans under Rollover TSA                                       55
   lump sum withdrawals                                           53
   market adjusted amount                                         35
   market value adjustment                                        35
   market timing                                                  50
   maturity dates                                                 35
   maturity value                                                 35
   Mortality and expense risks charge                             59
   NQ                                                          cover
   Optional step up charge                                        62
   participant                                                    29
   portfolio                                                   cover
   Principal Protector(SM)                                        43
   Principal Protector(SM) charge                                 62
   processing office                                               8
   Protection Plus(SM)                                            42
   Protection Plus(SM)charge                                      61
   QP                                                          cover
   rate to maturity                                               35
   Rebalancing                                                    51
   Rollover IRA                                                cover
   Rollover TSA                                                cover
   Roth Conversion IRA                                         cover
   Roth IRA                                                    cover
   SAI                                                         cover
   SEC                                                         cover
   self-directed allocation                                       36
   Separate Account No. 49                                        87
   special dollar cost averaging                                  37
   standard death benefit                                         39
   substantially equal withdrawals                                53
   Successor owner and annuitant                                  65
   Spousal protection                                             65
   systematic withdrawals                                         53
   TOPS                                                            8
   TSA                                                         cover
   traditional IRA                                             cover
   Trusts                                                         86
   unit                                                           48
   variable investment options                                    29
   wire transmittals and electronic applications                  88
   withdrawal charge                                              60


To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.


------------------------------------------------------------------------------------
 Prospectus                      Contract or Supplemental Materials
------------------------------------------------------------------------------------
  fixed maturity options        Guarantee Periods (Guaranteed Fixed
                                Interest Accounts in supplemental materials)
  variable investment options   Investment Funds
------------------------------------------------------------------------------------


                                                Index of key words and phrases 5

-------------------------------------------------------------------------------------
 Prospectus                            Contract or Supplemental Materials
-------------------------------------------------------------------------------------
  account value                       Annuity Account Value
  rate to maturity                    Guaranteed Rates
  unit                                Accumulation Unit
  Guaranteed minimum death benefit    Guaranteed death benefit
  Guaranteed minimum income benefit   Guaranteed Income Benefit
  Guaranteed interest option          Guaranteed Interest Account
  Principal Protector(SM)             Guaranteed withdrawal benefit
  GWB benefit base                    Principal Protector(SM) benefit base
  GWB Annual withdrawal amount        Principal Protector(SM) Annual withdrawal amount
  GWB Annual withdrawal option        Principal Protector(SM) Annual withdrawal option
  GWB Excess withdrawal               Principal Protector(SM) Excess withdrawal
-------------------------------------------------------------------------------------


6 Index of Key Words and Phrases

WHO IS AXA EQUITABLE?


--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") (previously, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is a subsidiary of AXA Financial, Inc. AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $598 billion in assets as of December 31, 2004. For over 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



                                                        Who is AXA Equitable? 7

HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



--------------------------------------------------------------------------------
 FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Accumulator(R)
P.O. Box 13014
Newark, NJ 07188-0014

--------------------------------------------------------------------------------
 FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Accumulator(R)
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
 TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
 REGULAR MAIL:
--------------------------------------------------------------------------------
Accumulator(R)
P.O. Box 1547
Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
 TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
 EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Accumulator(R)
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o written confirmation of financial transactions;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the guaranteed minimum income benefit, if applicable.

--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 EQACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o your current account value;

o your current allocation percentages;

o the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options;


o elect to receive certain contract statements electronically;

o change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only); and

o access Frequently Asked Questions and Service Forms (not available through
  TOPS).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access EQAccess by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).



--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);


8  Who is AXA Equitable?

(2) conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3)  election of the automatic investment program;

(4)  election of the rebalancing program;

(5)  requests for loans under Rollover TSA contracts;

(6)  spousal consent for loans under Rollover TSA contracts;

(7)  requests for withdrawals or surrenders from Rollover TSA contracts;

(8)  tax withholding elections;

(9)  election of the beneficiary continuation option;

(10) IRA contribution recharacterizations;

(11) certain Section 1035 exchanges;

(12) direct transfers;

(13) exercise of the Guaranteed minimum income benefit;

(14) requests to step up your Guaranteed withdrawal benefit ("GWB") benefit base under the Optional step up provision; and

(15) requests to terminate or reinstate the GWB benefit under the Beneficiary continuation option, if applicable;

(16) death claims; and

(17) change in ownership (NQ only).



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options;


(4) contract surrender and withdrawal requests;


(5) general dollar cost averaging (including the fixed dollar and interest sweep options); and

(6) special dollar cost averaging.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) general dollar cost averaging (including the fixed dollar and interest sweep options);

(3) rebalancing;

(4) special dollar cost averaging;

(5) substantially equal withdrawals;

(6) systematic withdrawals; and

(7) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, all must sign.


                                                        Who is AXA Equitable?  9

Accumulator(R) at a glance -- key features



--------------------------------------------------------------------------------------
Professional investment      Accumulator's(R) variable investment options invest in
management                   different portfolios managed by professional investment
                             advisers.
--------------------------------------------------------------------------------------
Fixed maturity options       o Fixed maturity options ("FMOs") with maturities
                               ranging from approximately 1 to 10 years (subject to
                               availability).

                             o Each fixed maturity option offers a guarantee of
                               principal and interest rate if you hold it to maturity.

                             o Special 10 year fixed maturity option (available under
                               Guaranteed principal benefit option 2 only).
                             ---------------------------------------------------------
                             If you make withdrawals or transfers from a fixed
                             maturity option before maturity, there will be a market
                             value adjustment due to differences in interest rates.
                             If you withdraw or transfer only a portion of a fixed
                             maturity amount, this may increase or decrease any
                             value that you have left in that fixed maturity option.
                             If you surrender your contract, a market value
                             adjustment also applies.
--------------------------------------------------------------------------------------
Guaranteed interest          o Principal and interest guarantees.
option
                             o Interest rates set periodically.
--------------------------------------------------------------------------------------
Account for special dollar   Available for dollar cost averaging all or a portion of
cost averaging               any eligible contribution to your contract.
--------------------------------------------------------------------------------------
Tax considerations           o No tax on earnings inside the contract until you make
                               withdrawals from your contract or receive annuity
                               payments.
                             ---------------------------------------------------------
                             o No tax on transfers among investment options inside
                               the contract.
                             ---------------------------------------------------------
                             If you are purchasing an annuity contract as an
                             Individual Retirement Annuity (IRA) or Tax Sheltered
                             Annuity (TSA), or to fund an employer retirement plan
                             (QP or Qualified Plan), you should be aware that such
                             annuities do not provide tax deferral benefits beyond
                             those already provided by the Internal Revenue Code.
                             Before purchasing one of these annuities, you should
                             consider whether its features and benefits beyond tax
                             deferral meet your needs and goals. You may also want to
                             consider the relative features, benefits and costs of
                             these annuities compared with any other investment that
                             you may use in connection with your retirement plan or
                             arrangement. Depending on your personal situation, the
                             contract's guaranteed benefits may have limited
                             usefulness because of required minimum distributions
                             ("RMDs").
--------------------------------------------------------------------------------------
Guaranteed minimum           The Guaranteed minimum income benefit provides income
income benefit               protection for you during the annuitant's life once you
                             elect to annuitize the contract.
--------------------------------------------------------------------------------------
Principal Protector(SM)      Principal Protector(SM) is our optional Guaranteed
                             withdrawal benefit ("GWB"), which provides for recovery
                             of your total contributions through withdrawals, even if
                             your account value falls to zero, provided that during
                             each contract year, your total withdrawals do not exceed
                             a specified amount.
--------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS         o NQ, Rollover IRA, Roth Conversion IRA, Inherited IRA, QP and Rollover TSA contracts
                             o Initial minimum:               $5,000
                             o Additional minimum:            $500 (NQ, QP and Rollover TSA contracts)
                                                              $100 monthly and $300 quarterly under our automatic investment program
                                                              (NQ contracts)
                                                              $50 (IRA contracts)
                                                              $1000 (Inherited IRA contracts)
                             -------------------------------------------------------------------------------------------------------
                             o Flexible Premium IRA and Flexible Premium Roth IRA contracts
                             o Initial minimum:               $2,000
                             o Additional minimum:            $50
                             -------------------------------------------------------------------------------------------------------
                             Maximum contribution limitations may apply. In general, contributions are limited to $1.5 million
                             ($500,000 for owners or annuitants who are age 81 and older at contract issue).
-----------------------------------------------------------------------------------------------------------------------------------


10 Accumulator(R) At a Glance -- Key Features

-------------------------------------------------------------------------------------
Access to your money           o Lump sum withdrawals
                               o Several withdrawal options on a periodic basis
                               o Loans under Rollover TSA contracts
                               o Contract surrender

                               You may incur a withdrawal charge for certain
                               withdrawals or if you surrender your contract. You may
                               also incur income tax and a tax penalty.
-------------------------------------------------------------------------------------
Payout options                 o Fixed annuity payout options
                               o Variable Immediate Annuity payout options
                               o Income Manager(R) payout options
-------------------------------------------------------------------------------------
Additional features            o Guaranteed minimum death benefit options
                               o Guaranteed principal benefit  options
                               o Dollar cost averaging
                               o Automatic investment program
                               o Account value rebalancing (quarterly, semiannually,
                                 and annually)
                               o Free transfers
                               o Waiver of withdrawal charge for certain withdrawals,
                                 disability, terminal illness, or confinement to a
                                 nursing home
                               o Protection Plus(SM), an optional death benefit
                                 available under certain contracts
                               o Spousal protection
                               o Successor owner/annuitant
                               o Beneficiary continuation option
-------------------------------------------------------------------------------------


                                    Accumulator(R) at a glance --key features 11


Fees and charges     o Daily charges on amounts invested in variable investment options for mortality and expense risks, administrative
                       charges and distribution charges at an annual rate of 1.25%.

                     o The charges for the Guaranteed minimum death benefits range from 0.0% to 0.60%, annually, of the applicable benefit base.
                       The benefit base is described under "Your Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in
                       "Contract features and benefits" later in this Prospectus.

                     o Annual 0.65% of the applicable benefit base charge for the optional Guaranteed minimum income benefit until you exercise the benefit, elect another annuity payout or the contract date anniversary after the annuitant reaches age 85, whichever
                       occurs first. The benefit base is described under "Your
                       Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" later in this Prospectus.

                     o An annual charge for the optional Guaranteed principal benefit option 2 deducted on the first 10 contract date anniversaries equal to 0.50% of the account value.

                     o If your account value at the end of the contract year is less than $50,000, we deduct an annual administrative charge equal to $30, or during the first two contract years, 2% of your account value, if less. If your account value, on the contract date anniversary, is $50,000 or more, we will not deduct the charge.

                     o An annual charge of 0.35% of the account value for the Protection
                       Plus(SM) optional death benefit.

                     o An annual charge of 0.35% of account value for the 5% GWB Annual withdrawal option or 0.50% of account value for the 7% GWB Annual withdrawal option for the Principal Protector(SM) benefit. If you "step up" your GWB benefit base, we reserve the right to raise the charge up to 0.60% and 0.80%, respectively. See
                       "Principal Protector(SM)" in "Contract features and benefits"
                       later in this Prospectus.

                     o No sales charge deducted at the time you make contributions.
                       During the first seven contract years following a
                       contribution, a charge of up to 7% will be deducted from
                       amounts that you withdraw that exceed 10% of your account
                       value. We use the account value at the beginning of each
                       contract year to calculate the 10% amount available. There is no withdrawal charge in the eighth and later contract years following a contribution. Certain other exemptions may apply.

                       --------------------------------------------------------------
                       The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required
                       documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your
                       "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
                       --------------------------------------------------------------

                     o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state.
                       This charge is generally deducted from the amount applied to an annuity payout option.

                     o We deduct a $350 annuity administrative fee from amounts applied to purchase the Variable Immediate Annuity payout
                       options.
-------------------------------------------------------------------------------------

                     o Annual expenses of the Trusts' portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from
                       0.10% to 1.50% annually, 12b-1 fees of either 0.25% or 0.35%
                       annually and other expenses. In addition each AXA Allocation
                       Portfolio will invest in shares of other Portfolios of the EQ
                       Advisors Trust and AXA Premier VIP Trust (the "Underlying
                       Portfolios").
-------------------------------------------------------------------------------------

Annuitant issue ages   NQ: 0-85
                       Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA
                       and Rollover TSA: 20-85
                       Flexible Premium IRA: 20-70
                       Inherited IRA: 0-70
                       QP: 20-75
-------------------------------------------------------------------------------------



The above is not a complete description of all material provisions of the contract. In some cases, restrictions or exceptions apply. Also, all features of the contract are not necessarily available in your state or at certain ages. Please see Appendix VIII later in this Prospectus for more information on state availability and/or variations of certain features and benefits.


For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions.


12 Accumulator(R) at a glance -- key features

OTHER CONTRACTS


We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through the same distributor. At their sole discretion, some distributors may eliminate and/or limit the availability of certain features or options, as well as limit the availability of the contracts, based on annuitant issue age or other criteria. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about any of the AXA Equitable annuity contracts.



                                   Accumulator(R) at a glance -- key features 13

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.



------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions with-
drawn (deducted if you surrender your contract or make certain
withdrawals or apply your cash value to certain payout options).(1)         7.00%

Charge if you elect a Variable Immediate Annuity payout option              $350
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risks                                                 0.75%
Administrative                                                              0.30%
Distribution                                                                0.20%
                                                                            ----
Total annual expenses                                                       1.25%
------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value on each contract date anniversary
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge(3)
   If your account value on a contract date anniversary is less than
   $50,000(2)                                                               $30
   If your account value on a contract date anniversary is $50,000
   or more                                                                  $0
------------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value each year if you elect the optional benefit
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum death benefit charge (calculated as a
percentage of the applicable benefit base. Deducted annually(3) on each contract date anniversary for which the benefit is in effect).
   Standard death benefit                                                   0.00%
   Annual Ratchet to age 85                                                 0.25% of the Annual Ratchet to age 85 benefit base
   Greater of 6% Roll up to age 85 or Annual Ratchet to age 85              0.60% of the greater of 6% Roll up to age 85
                                                                            benefit base or the Annual Ratchet to age 85 benefit
                                                                            base, as applicable
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed principal benefit charge for option 2 (calculated as a percentage of the account value. Deducted annually(3) on the first 10
contract date anniversaries)                                                0.50%
------------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum income benefit charge (calculated as a
percentage of the applicable benefit base. Deducted annually(3) on each
contract date anniversary for which the benefit is in effect)               0.65%
------------------------------------------------------------------------------------------------------------------------------------
Protection Plus(SM) benefit charge (calculated as a percentage of the account value. Deducted annually(3) on each contract date anniver-
sary for which the benefit is in effect)                                    0.35%
------------------------------------------------------------------------------------------------------------------------------------


14 Fee table

Principal Protector(SM) benefit charge(3) (calculated as a percentage                 0.35% for the 5% GWB
of the account value. Deducted annually on each contract date anniver-                Annual withdrawal option
sary, provided your GWB benefit base is greater than zero.)
                                                                                      0.50% for the 7% GWB
                                                                                      Annual withdrawal option

If you "step up" your GWB benefit base, we reserve the right to                       0.60% for the 5% GWB
increase your charge up to:                                                           Annual withdrawal option

                                                                                      0.80% for the 7% GWB
                                                                                      Annual withdrawal option

Please see "Principal Protector(SM)" in "Contract features and benefits" for more information about this feature, including its benefit base and the Optional step up provision, and "Principal Protector(SM) charge" in "Charges and expenses," both later in this Prospectus, for more information about when the charge applies.

------------------------------------------------------------------------------------------------------------------------------------
Net loan interest charge - Rollover TSA contracts only (calcu-
lated and deducted daily as a percentage of the outstanding loan
amount)                                                                                2.00%(4)
------------------------------------------------------------------------------------------------------------------------------------


You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.



------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2004 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or  ------     -------
other expenses)(5)                                                                 0.55%      7.61%



This table shows the fees and expenses for 2004 as an annual percentage of each Portfolio's daily average net assets.





                                                                                                 Total                    Net Total
                                                                                                Annual       Fee Waiv-      Annual
                                                                                 Underlying    Expenses     ers and/or    Expenses
                                              Manage-                             Portfolio     (Before       Expense       After
                                               ment     12b-1       Other         Fees and      Expense     Reimburse-     Expense
 Portfolio Name                               Fees(6)   Fees(7)   Expenses (8)   Expenses(9)   Limitation)    ments(10)  Limitations
----------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                      0.10%      0.25%     0.29%          0.99%         1.63%         (0.29)%      1.34%
AXA Conservative Allocation                    0.10%      0.25%     0.41%          0.75%         1.51%         (0.41)%      1.10%
AXA Conservative-Plus Allocation               0.10%      0.25%     0.30%          0.80%         1.45%         (0.30)%      1.15%
AXA Moderate Allocation                        0.10%      0.25%     0.16%          0.83%         1.34%         (0.16)%      1.18%
AXA Moderate-Plus Allocation                   0.10%      0.25%     0.20%          1.02%         1.57%         (0.20)%      1.37%
AXA Premier VIP Aggressive Equity              0.62%      0.25%     0.18%            --          1.05%            --        1.05%
AXA Premier VIP Core Bond                      0.60%      0.25%     0.20%            --          1.05%         (0.10)%      0.95%
AXA Premier VIP Health Care                    1.20%      0.25%     0.40%            --          1.85%          0.00%       1.85%
AXA Premier VIP High Yield                     0.58%      0.25%     0.18%            --          1.01%            --        1.01%
AXA Premier VIP International Equity           1.05%      0.25%     0.50%            --          1.80%          0.00%       1.80%
AXA Premier VIP Large Cap Core Equity          0.90%      0.25%     0.32%            --          1.47%         (0.12)%      1.35%
AXA Premier VIP Large Cap Growth               0.90%      0.25%     0.26%            --          1.41%         (0.06)%      1.35%
AXA Premier VIP Large Cap Value                0.90%      0.25%     0.25%            --          1.40%         (0.05)%      1.35%
AXA Premier VIP Small/Mid Cap Growth           1.10%      0.25%     0.25%            --          1.60%          0.00%       1.60%
AXA Premier VIP Small/Mid Cap Value            1.10%      0.25%     0.25%            --          1.60%          0.00%       1.60%
AXA Premier VIP Technology                     1.20%      0.25%     0.40%            --          1.85%          0.00%       1.85%
----------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                       0.47%      0.25%     0.05%            --          0.77%            --        0.77%
EQ/Alliance Growth and Income                  0.56%      0.25%     0.05%            --          0.86%            --        0.86%
EQ/Alliance Intermediate                       0.50%      0.25%     0.06%            --          0.81%            --        0.81%
  Government Securities
EQ/Alliance International                      0.73%      0.25%     0.12%            --          1.10%          0.00%       1.10%
EQ/Alliance Large Cap Growth*                  0.90%      0.25%     0.05%            --          1.20%         (0.10)%      1.10%
EQ/Alliance Quality Bond                       0.50%      0.25%     0.06%            --          0.81%            --        0.81%
----------------------------------------------------------------------------------------------------------------------------------


                                                                   Fee table 15

This table shows the fees and expenses for 2004 as an annual percentage of each Portfolio's daily average net assets.



                                                                                                Total                    Net Total
                                                                                                Annual       Fee Waiv-     Annual
                                                                                 Underlying    Expenses     ers and/or    Expenses
                                              Manage-                             Portfolio     (Before       Expense       After
                                               ment      12b-1      Other         Fees and      Expense     Reimburse-     Expense
 Portfolio Name                               Fees(6)   Fees(7)   Expenses (8)   Expenses(9)   Limitation)    ments(10)  Limitations
-----------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                   0.75%      0.25%     0.06%            --         1.06%            --        1.06%
EQ/Bear Stearns Small Company Growth*          1.00%      0.25%     0.18%            --         1.43%         (0.13)%      1.30%
EQ/Bernstein Diversified Value                 0.63%      0.25%     0.07%            --         0.95%          0.00%       0.95%
EQ/Boston Advisors Equity Income*              0.75%      0.25%     0.21%            --         1.21%         (0.16)%      1.05%
EQ/Calvert Socially Responsible                0.65%      0.25%     0.29%            --         1.19%         (0.14)%      1.05%
EQ/Capital Guardian Growth                     0.65%      0.25%     0.09%            --         0.99%         (0.04)%      0.95%
EQ/Capital Guardian International              0.85%      0.25%     0.17%            --         1.27%         (0.07)%      1.20%
EQ/Capital Guardian Research                   0.65%      0.25%     0.05%            --         0.95%          0.00%       0.95%
EQ/Capital Guardian U.S. Equity                0.65%      0.25%     0.05%            --         0.95%          0.00%       0.95%
EQ/Caywood-Scholl High Yield Bond              0.60%      0.25%     0.12%            --         0.97%         (0.12)%      0.85%
EQ/Equity 500 Index                            0.25%      0.25%     0.05%            --         0.55%            --        0.55%
EQ/Evergreen Omega                             0.65%      0.25%     0.11%            --         1.01%         (0.06)%      0.95%
EQ/FI Mid Cap                                  0.70%      0.25%     0.06%            --         1.01%         (0.01)%      1.00%
EQ/FI Small/Mid Cap Value                      0.74%      0.25%     0.08%            --         1.07%          0.00%       1.07%
EQ/International Growth                        0.85%      0.25%     0.22%            --         1.32%          0.00%       1.32%
EQ/J.P. Morgan Core Bond                       0.44%      0.25%     0.06%            --         0.75%          0.00%       0.75%
EQ/JP Morgan Value Opportunities               0.60%      0.25%     0.10%            --         0.95%          0.00%       0.95%
EQ/Janus Large Cap Growth                      0.90%      0.25%     0.08%            --         1.23%         (0.08)%      1.15%
EQ/Lazard Small Cap Value                      0.75%      0.25%     0.05%            --         1.05%          0.00%       1.05%
EQ/Long Term Bond                              0.50%      0.25%     0.25%            --         1.00%          0.00%       1.00%
EQ/Lord Abbett Growth and Income               0.65%      0.25%     0.19%            --         1.09%         (0.09)%      1.00%
EQ/Lord Abbett Large Cap Core                  0.65%      0.25%     0.19%            --         1.09%         (0.09)%      1.00%
EQ/Lord Abbett Mid Cap Value                   0.70%      0.25%     0.19%            --         1.14%         (0.09)%      1.05%
EQ/Marsico Focus                               0.88%      0.25%     0.06%            --         1.19%         (0.04)%      1.15%
EQ/Mercury Basic Value Equity                  0.58%      0.25%     0.05%            --         0.88%          0.00%       0.88%
EQ/Mercury International Value                 0.85%      0.25%     0.15%            --         1.25%          0.00%       1.25%
EQ/Mergers and Acquisitions                    0.90%      0.25%     1.21%            --         2.36%         (0.91)%      1.45%
EQ/MFS Emerging Growth Companies               0.65%      0.25%     0.06%            --         0.96%            --        0.96%
EQ/MFS Investors Trust                         0.60%      0.25%     0.10%            --         0.95%          0.00%       0.95%
EQ/Money Market                                0.34%      0.25%     0.05%            --         0.64%            --        0.64%
EQ/Montag & Caldwell Growth*                   0.75%      0.25%     0.12%            --         1.12%          0.00%       1.12%
EQ/PIMCO Real Return                           0.55%      0.25%     0.20%            --         1.00%         (0.35)%      0.65%
EQ/Short Duration Bond                         0.45%      0.25%     0.52%            --         1.22%         (0.57)%      0.65%
EQ/Small Company Index                         0.25%      0.25%     0.13%            --         0.63%          0.00%       0.63%
EQ/Small Company Value*                        0.80%      0.25%     0.12%            --         1.17%          0.00%       1.17%
EQ/TCW Equity*                                 0.80%      0.25%     0.12%            --         1.17%         (0.02)%      1.15%
EQ/UBS Growth and Income*                      0.75%      0.25%     0.16%            --         1.16%         (0.11)%      1.05%
EQ/Van Kampen Comstock                         0.65%      0.25%     0.19%            --         1.09%         (0.09)%      1.00%
EQ/Van Kampen Emerging Markets Equity*         1.15%      0.25%     0.40%            --         1.80%          0.00%       1.80%
EQ/Van Kampen Mid Cap Growth                   0.70%      0.25%     0.19%            --         1.14%         (0.09)%      1.05%
EQ/Wells Fargo Montgomery Small Cap            0.85%      0.25%     6.51%            --         7.61%         (6.33)%      1.28%
------------------------------------------------------------------------------------------------------------------------------------
 LAUDUS VARIABLE INSURANCE TRUST:
------------------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short Equity   1.50%      0.25%     2.35%            --         4.10%         (0.96)%      3.14%
------------------------------------------------------------------------------------------------------------------------------------
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
------------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate - Class II**                  0.76%      0.35%     0.26%            --         1.37%         (0.10)%      1.27%
------------------------------------------------------------------------------------------------------------------------------------



* This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for the option's former name.

** Expense information has been restored to reflect current fees in effect as of November 1, 2004.


16 Fee table

Notes:



(1) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:


     The withdrawal charge percentage we use is determined by the contract year in         Contract
     which you make the withdrawal or surrender your contract. For each contribution,      Year
     we consider the contract year in which we receive that contribution to be "contract    1 .......................... 7.00%
     year 1")                                                                               2 .......................... 7.00%
                                                                                            3 .......................... 6.00%
                                                                                            4 .......................... 6.00%
                                                                                            5 .......................... 5.00%
                                                                                            6 .......................... 3.00%
                                                                                            7 .......................... 1.00%
                                                                                            8+ ......................... 0.00%

(2) During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable , is $30 for each contract year.

(3) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. For Principal Protector(SM) only, if the contract is continued under the Beneficiary continuation option with Principal Protector(SM), the pro rata deduction for the Principal Protector(SM) charge is waived.

(4) We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

(5) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2004 and for the underlying portfolios.

(6) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's shareholders. See footnote (10) for any expense limitation agreement information.

(7) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts.

(8) Other expenses shown are those incurred in 2004. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (10) for any expense limitation agreement.

(9) The AXA Allocation variable investment options invest in corresponding portfolios of the AXA Premier VIP Trust. Each AXA Allocation portfolio in turn invests in shares of other portfolios of the EQ Advisors Trust and AXA Premier VIP Trust ("the underlying portfolios"). Amounts shown reflect each AXA Allocation portfolio's pro rata share of the fees and expenses of the various underlying portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocations as of 12/31/04. A "--" indicates that the listed portfolio does not invest in underlying portfolios, i.e., it is not an allocation portfolio.

(10) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective through April 30, 2006. Under these agreements AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Therefore each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. Morgan Stanley Investment Management Inc., which does business in certain instances as "Van Kampen," is the manager of the Universal Institutional Funds, Inc. -- U.S. Real Estate Portfolio -- Class II and has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio (exclusive of investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed) are not more than specified amounts. Additionally, the distributor of The Universal Institutional Funds, Inc. has agreed to waive a portion of the 12b-1 fee for Class II shares. Van Kampen and/or the fund's distributor reserves the right to terminate any waiver and/or reimbursement at any time without notice. Charles Schwab Investment Management, Inc. the manager of the Laudus Variable Insurance Trust -- Laudus Rosenberg VIT Value Long/Short Equity Portfolio has voluntarily agreed to reimburse expenses in excess of specified amounts. See the prospectuses for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of EQ Advisors Trust Portfolio and AXA Premier VIP Trust Portfolio is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:




--------------------------------------------------------
   Portfolio Name
--------------------------------------------------------
   AXA Moderate Allocation                 1.17%
   AXA Premier VIP Aggressive Equity       0.93%
   AXA Premier VIP Health Care             1.81%
   AXA Premier VIP International Equity    1.75%
   AXA Premier VIP Large Cap Core Equity   1.32%
   AXA Premier VIP Large Cap Growth        1.30%
   AXA Premier VIP Large Cap Value         1.21%
   AXA Premier VIP Small/Mid Cap Growth    1.50%
   AXA Premier VIP Small/Mid Cap Value     1.54%
   AXA Premier VIP Technology              1.75%
   EQ/Alliance Common Stock                0.68%
   EQ/Alliance Growth and Income           0.80%
   EQ/Alliance International               1.08%
   EQ/Alliance Large Cap Growth            1.04%
   EQ/Alliance Small Cap Growth            0.98%
   EQ/Calvert Socially Responsible         1.00%
   EQ/Capital Guardian Growth              0.67%
--------------------------------------------------------


                                                                   Fee table 17

---------------------------------------------------------
   Portfolio Name
---------------------------------------------------------
   EQ/Capital Guardian International       1.17%
   EQ/Capital Guardian Research            0.90%
   EQ/Capital Guardian U.S. Equity         0.93%
   EQ/Evergreen Omega                      0.57%
   EQ/FI Mid Cap                           0.96%
   EQ/FI Small/Mid Cap Value               1.05%
   EQ/JP Morgan Value Opportunities        0.76%
   EQ/Lazard Small Cap Value               0.86%
   EQ/Marsico Focus                        1.12%
   EQ/Mercury Basic Value Equity           0.86%
   EQ/Mercury International Value          1.18%
   EQ/MFS Emerging Growth Companies        0.91%
   EQ/MFS Investors Trust                  0.91%
   EQ/Small Company Value                  1.16%
   EQ/TCW Equity                           1.14%
   EQ/Van Kampen Emerging Markets Equity   1.75%
   EQ/Wells Fargo Montgomery Small Cap     1.26%
---------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The example below shows the expenses that a hypothetical contract owner (who has elected the Guaranteed minimum income benefit with the enhanced death benefit that provides for the greater of the 6% Roll up to age 85 or the Annual Ratchet to age 85 and Protection Plus(SM) would pay in the situations illustrated. The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $1.70 per $10,000.


The fixed maturity options, guaranteed interest option and the account for special dollar cost averaging are not covered by the examples. However, the annual administrative charge, the withdrawal charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options, guaranteed interest option and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


18 Fee table

-------------------------------------------------------------------------------------------------------------
                                                          If you surrender your contract at the end
                                                                of the applicable time period
                                               --------------------------------------------------------------
                   Portfolio Name                 1 year        3 years        5 years        10 years
-------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        $ 1,173.38     $ 2,046.92     $ 2,957.71     $ 5,160.66
AXA Conservative Allocation                      $ 1,160.78     $ 2,010.29     $ 2,898.70     $ 5,054.04
AXA Conservative-Plus Allocation                 $ 1,154.48     $ 1,991.94     $ 2,869.08     $ 5,000.21
AXA Moderate Allocation                          $ 1,142.72     $ 1,957.61     $ 2,813.57     $ 4,898.81
AXA Moderate-Plus Allocation                     $ 1,167.08     $ 2,028.62     $ 2,928.24     $ 5,107.52
AXA Premier VIP Aggressive Equity                $ 1,112.49     $ 1,868.97     $ 2,669.58     $ 4,632.45
AXA Premier VIP Core Bond                        $ 1,112.49     $ 1,868.97     $ 2,669.58     $ 4,632.45
AXA Premier VIP Health Care                      $ 1,196.47     $ 2,113.84     $ 3,065.08     $ 5,352.63
AXA Premier VIP High Yield                       $ 1,108.29     $ 1,856.62     $ 2,649.44     $ 4,594.82
AXA Premier VIP International Equity             $ 1,191.22     $ 2,098.66     $ 3,040.77     $ 5,309.40
AXA Premier VIP Large Cap Core Equity            $ 1,156.58     $ 1,998.06     $ 2,878.96     $ 5,018.19
AXA Premier VIP Large Cap Growth                 $ 1,150.28     $ 1,979.69     $ 2,849.28     $ 4,964.13
AXA Premier VIP Large Cap Value                  $ 1,149.23     $ 1,976.62     $ 2,844.33     $ 4,955.09
AXA Premier VIP Small/Mid Cap Growth             $ 1,170.23     $ 2,037.77     $ 2,942.99     $ 5,134.13
AXA Premier VIP Small/Mid Cap Value              $ 1,170.23     $ 2,037.77     $ 2,942.99     $ 5,134.13
AXA Premier VIP Technology                       $ 1,196.47     $ 2,113.84     $ 3,065.08     $ 5,352.63
-------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         $ 1,083.09     $ 1,782.27     $ 2,527.84     $ 4,365.61
EQ/Alliance Growth and Income                    $ 1,092.54     $ 1,810.19     $ 2,573.59     $ 4,452.24
EQ/Alliance Intermediate Government Securities   $ 1,087.29     $ 1,794.69     $ 2,548.19     $ 4,404.22
EQ/Alliance International                        $ 1,117.74     $ 1,884.40     $ 2,694.71     $ 4,679.28
EQ/Alliance Large Cap Growth*                    $ 1,128.24     $ 1,915.21     $ 2,744.80     $ 4,772.19
EQ/Alliance Quality Bond                         $ 1,087.29     $ 1,794.69     $ 2,548.19     $ 4,404.22
EQ/Alliance Small Cap Growth                     $ 1,113.54     $ 1,872.06     $ 2,674.61     $ 4,641.84
EQ/Bear Stearns Small Company Growth*            $ 1,152.38     $ 1,985.81     $ 2,859.19     $ 4,982.19
EQ/Bernstein Diversified Value                   $ 1,101.99     $ 1,838.07     $ 2,619.16     $ 4,538.06
EQ/Boston Advisors Equity Income*                $ 1,129.28     $ 1,918.28     $ 2,749.80     $ 4,781.43
EQ/Calvert Socially Responsible                  $ 1,127.19     $ 1,912.13     $ 2,739.81     $ 4,762.95
EQ/Capital Guardian Growth                       $ 1,106.19     $ 1,850.44     $ 2,639.35     $ 4,575.94
EQ/Capital Guardian International                $ 1,135.58     $ 1,936.73     $ 2,779.74     $ 4,836.65
EQ/Capital Guardian Research                     $ 1,101.99     $ 1,838.07     $ 2,619.16     $ 4,538.06
EQ/Capital Guardian U.S. Equity                  $ 1,101.99     $ 1,838.07     $ 2,619.16     $ 4,538.06
EQ/Caywood-Scholl High Yield Bond                $ 1,104.09     $ 1,844.25     $ 2,629.26     $ 4,557.02
EQ/Equity 500 Index                              $ 1,060.00     $ 1,713.78     $ 2,415.24     $ 4,150.37
EQ/Evergreen Omega                               $ 1,108.29     $ 1,856.62     $ 2,649.44     $ 4,594.82
EQ/FI Mid Cap                                    $ 1,108.29     $ 1,856.62     $ 2,649.44     $ 4,594.82
EQ/FI Small/Mid Cap Value                        $ 1,114.59     $ 1,875.15     $ 2,679.64     $ 4,651.21
EQ/International Growth                          $ 1,140.83     $ 1,952.09     $ 2,804.63     $ 4,882.40
EQ/J.P. Morgan Core Bond                         $ 1,080.99     $ 1,776.05     $ 2,517.64     $ 4,346.25
EQ/JP Morgan Value Opportunities                 $ 1,101.99     $ 1,838.07     $ 2,619.16     $ 4,538.06
EQ/Janus Large Cap Growth                        $ 1,131.38     $ 1,924.44     $ 2,759.79     $ 4,799.87
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                                If you annuitize at the end
                                                               of the applicable time period
                                               --------------------------------------------------------------

      Portfolio Name                              1 year         3 years         5 years        10 years
-------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        $ 823.38       $ 1,796.92     $ 2,807.71     $ 5,510.66
AXA Conservative Allocation                      $ 810.78       $ 1,760.29     $ 2,748.70     $ 5,404.04
AXA Conservative-Plus Allocation                 $ 804.48       $ 1,741.94     $ 2,719.08     $ 5,350.21
AXA Moderate Allocation                          $ 792.72       $ 1,707.61     $ 2,663.57     $ 5,248.81
AXA Moderate-Plus Allocation                     $ 817.08       $ 1,778.62     $ 2,778.24     $ 5,457.52
AXA Premier VIP Aggressive Equity                $ 762.49       $ 1,618.97     $ 2,519.58     $ 4,982.45
AXA Premier VIP Core Bond                        $ 762.49       $ 1,618.97     $ 2,519.58     $ 4,982.45
AXA Premier VIP Health Care                      $ 846.47       $ 1,863.84     $ 2,915.08     $ 5,702.63
AXA Premier VIP High Yield                       $ 758.29       $ 1,606.62     $ 2,499.44     $ 4,944.82
AXA Premier VIP International Equity             $ 841.22       $ 1,848.66     $ 2,890.77     $ 5,659.40
AXA Premier VIP Large Cap Core Equity            $ 806.58       $ 1,748.06     $ 2,728.96     $ 5,368.19
AXA Premier VIP Large Cap Growth                 $ 800.28       $ 1,729.69     $ 2,699.28     $ 5,314.13
AXA Premier VIP Large Cap Value                  $ 799.23       $ 1,726.62     $ 2,694.33     $ 5,305.09
AXA Premier VIP Small/Mid Cap Growth             $ 820.23       $ 1,787.77     $ 2,792.99     $ 5,484.13
AXA Premier VIP Small/Mid Cap Value              $ 820.23       $ 1,787.77     $ 2,792.99     $ 5,484.13
AXA Premier VIP Technology                       $ 846.47       $ 1,863.84     $ 2,915.08     $ 5,702.63
-------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         $ 733.09       $ 1,532.27     $ 2,377.84     $ 4,715.61
EQ/Alliance Growth and Income                    $ 742.54       $ 1,560.19     $ 2,423.59     $ 4,802.24
EQ/Alliance Intermediate Government Securities   $ 737.29       $ 1,544.69     $ 2,398.19     $ 4,754.22
EQ/Alliance International                        $ 767.74       $ 1,634.40     $ 2,544.71     $ 5,029.28
EQ/Alliance Large Cap Growth*                    $ 778.24       $ 1,665.21     $ 2,594.80     $ 5,122.19
EQ/Alliance Quality Bond                         $ 737.29       $ 1,544.69     $ 2,398.19     $ 4,754.22
EQ/Alliance Small Cap Growth                     $ 763.54       $ 1,622.06     $ 2,524.61     $ 4,991.84
EQ/Bear Stearns Small Company Growth*            $ 802.38       $ 1,735.81     $ 2,709.19     $ 5,332.19
EQ/Bernstein Diversified Value                   $ 751.99       $ 1,588.07     $ 2,469.16     $ 4,888.06
EQ/Boston Advisors Equity Income*                $ 779.28       $ 1,668.28     $ 2,599.80     $ 5,131.43
EQ/Calvert Socially Responsible                  $ 777.19       $ 1,662.13     $ 2,589.81     $ 5,112.95
EQ/Capital Guardian Growth                       $ 756.19       $ 1,600.44     $ 2,489.35     $ 4,925.94
EQ/Capital Guardian International                $ 785.58       $ 1,686.73     $ 2,629.74     $ 5,186.65
EQ/Capital Guardian Research                     $ 751.99       $ 1,588.07     $ 2,469.16     $ 4,888.06
EQ/Capital Guardian U.S. Equity                  $ 751.99       $ 1,588.07     $ 2,469.16     $ 4,888.06
EQ/Caywood-Scholl High Yield Bond                $ 754.09       $ 1,594.25     $ 2,479.26     $ 4,907.02
EQ/Equity 500 Index                              $ 710.00       $ 1,463.78     $ 2,265.24     $ 4,500.37
EQ/Evergreen Omega                               $ 758.29       $ 1,606.62     $ 2,499.44     $ 4,944.82
EQ/FI Mid Cap                                    $ 758.29       $ 1,606.62     $ 2,499.44     $ 4,944.82
EQ/FI Small/Mid Cap Value                        $ 764.59       $ 1,625.15     $ 2,529.64     $ 5,001.21
EQ/International Growth                          $ 790.83       $ 1,702.09     $ 2,654.63     $ 5,232.40
EQ/J.P. Morgan Core Bond                         $ 730.99       $ 1,526.05     $ 2,367.64     $ 4,696.25
EQ/JP Morgan Value Opportunities                 $ 751.99       $ 1,588.07     $ 2,469.16     $ 4,888.06
EQ/Janus Large Cap Growth                        $ 781.38       $ 1,674.44     $ 2,609.79     $ 5,149.87
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                        If you do not surrender your contract at the
                                                             end of the applicable time period
                                               --------------------------------------------------------------
      Portfolio Name                              1 year         3 years        5 years        10 years
-------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        $ 473.38       $ 1,446.92     $ 2,457.71     $ 5,160.66
AXA Conservative Allocation                      $ 460.78       $ 1,410.29     $ 2,398.70     $ 5,054.04
AXA Conservative-Plus Allocation                 $ 454.48       $ 1,391.94     $ 2,369.08     $ 5,000.21
AXA Moderate Allocation                          $ 442.72       $ 1,357.61     $ 2,313.57     $ 4,898.81
AXA Moderate-Plus Allocation                     $ 467.08       $ 1,428.62     $ 2,428.24     $ 5,107.52
AXA Premier VIP Aggressive Equity                $ 412.49       $ 1,268.97     $ 2,169.58     $ 4,632.45
AXA Premier VIP Core Bond                        $ 412.49       $ 1,268.97     $ 2,169.58     $ 4,632.45
AXA Premier VIP Health Care                      $ 496.47       $ 1,513.84     $ 2,565.08     $ 5,352.63
AXA Premier VIP High Yield                       $ 408.29       $ 1,256.62     $ 2,149.44     $ 4,594.82
AXA Premier VIP International Equity             $ 491.22       $ 1,498.66     $ 2,540.77     $ 5,309.40
AXA Premier VIP Large Cap Core Equity            $ 456.58       $ 1,398.06     $ 2,378.96     $ 5,018.19
AXA Premier VIP Large Cap Growth                 $ 450.28       $ 1,379.69     $ 2,349.28     $ 4,964.13
AXA Premier VIP Large Cap Value                  $ 449.23       $ 1,376.62     $ 2,344.33     $ 4,955.09
AXA Premier VIP Small/Mid Cap Growth             $ 470.23       $ 1,437.77     $ 2,442.99     $ 5,134.13
AXA Premier VIP Small/Mid Cap Value              $ 470.23       $ 1,437.77     $ 2,442.99     $ 5,134.13
AXA Premier VIP Technology                       $ 496.47       $ 1,513.84     $ 2,565.08     $ 5,352.63
-------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         $ 383.09       $ 1,182.27     $ 2,027.84     $ 4,365.61
EQ/Alliance Growth and Income                    $ 392.54       $ 1,210.19     $ 2,073.59     $ 4,452.24
EQ/Alliance Intermediate Government Securities   $ 387.29       $ 1,194.69     $ 2,048.19     $ 4,404.22
EQ/Alliance International                        $ 417.74       $ 1,284.40     $ 2,194.71     $ 4,679.28
EQ/Alliance Large Cap Growth*                    $ 428.24       $ 1,315.21     $ 2,244.80     $ 4,772.19
EQ/Alliance Quality Bond                         $ 387.29       $ 1,194.69     $ 2,048.19     $ 4,404.22
EQ/Alliance Small Cap Growth                     $ 413.54       $ 1,272.06     $ 2,174.61     $ 4,641.84
EQ/Bear Stearns Small Company Growth*            $ 452.38       $ 1,385.81     $ 2,359.19     $ 4,982.19
EQ/Bernstein Diversified Value                   $ 401.99       $ 1,238.07     $ 2,119.16     $ 4,538.06
EQ/Boston Advisors Equity Income*                $ 429.28       $ 1,318.28     $ 2,249.80     $ 4,781.43
EQ/Calvert Socially Responsible                  $ 427.19       $ 1,312.13     $ 2,239.81     $ 4,762.95
EQ/Capital Guardian Growth                       $ 406.19       $ 1,250.44     $ 2,139.35     $ 4,575.94
EQ/Capital Guardian International                $ 435.58       $ 1,336.73     $ 2,279.74     $ 4,836.65
EQ/Capital Guardian Research                     $ 401.99       $ 1,238.07     $ 2,119.16     $ 4,538.06
EQ/Capital Guardian U.S. Equity                  $ 401.99       $ 1,238.07     $ 2,119.16     $ 4,538.06
EQ/Caywood-Scholl High Yield Bond                $ 404.09       $ 1,244.25     $ 2,129.26     $ 4,557.02
EQ/Equity 500 Index                              $ 360.00       $ 1,113.78     $ 1,915.24     $ 4,150.37
EQ/Evergreen Omega                               $ 408.29       $ 1,256.62     $ 2,149.44     $ 4,594.82
EQ/FI Mid Cap                                    $ 408.29       $ 1,256.62     $ 2,149.44     $ 4,594.82
EQ/FI Small/Mid Cap Value                        $ 414.59       $ 1,275.15     $ 2,179.64     $ 4,651.21
EQ/International Growth                          $ 440.83       $ 1,352.09     $ 2,304.63     $ 4,882.40
EQ/J.P. Morgan Core Bond                         $ 380.99       $ 1,176.05     $ 2,017.64     $ 4,346.25
EQ/JP Morgan Value Opportunities                 $ 401.99       $ 1,238.07     $ 2,119.16     $ 4,538.06
EQ/Janus Large Cap Growth                        $ 431.38       $ 1,324.44     $ 2,259.79     $ 4,799.87
-------------------------------------------------------------------------------------------------------------


                                                                    Fee table 19

-------------------------------------------------------------------------------------------------------------
                                                        If you surrender your contract at the end
                                                              of the applicable time period
                                               --------------------------------------------------------------
      Portfolio Name                             1 year          3 years         5 years        10 years
-------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                        $ 1,112.49     $ 1,868.97     $ 2,669.58     $ 4,632.45
EQ/Long Term Bond                                $ 1,107.24     $ 1,853.53     $ 2,644.40     $ 4,585.38
EQ/Lord Abbett Growth and Income                 $ 1,116.69     $ 1,881.32     $ 2,689.69     $ 4,669.94
EQ/Lord Abbett Large Cap Core                    $ 1,116.69     $ 1,881.32     $ 2,689.69     $ 4,669.94
EQ/Lord Abbett Mid Cap Value                     $ 1,121.94     $ 1,896.73     $ 2,714.78     $ 4,716.56
EQ/Marsico Focus                                 $ 1,127.19     $ 1,912.13     $ 2,739.81     $ 4,762.95
EQ/Mercury Basic Value Equity                    $ 1,094.64     $ 1,816.39     $ 2,583.73     $ 4,471.38
EQ/Mercury International Value                   $ 1,133.48     $ 1,930.59     $ 2,769.77     $ 4,818.28
EQ/Mergers and Acquisitions                      $ 1,250.01     $ 2,267.76     $ 3,310.00     $ 5,780.58
EQ/MFS Emerging Growth Companies                 $ 1,103.04     $ 1,841.16     $ 2,624.21     $ 4,547.54
EQ/MFS Investors Trust                           $ 1,101.99     $ 1,838.07     $ 2,619.16     $ 4,538.06
EQ/Money Market                                  $ 1,069.45     $ 1,741.84     $ 2,461.43     $ 4,239.03
EQ/Montag & Caldwell Growth*                     $ 1,119.84     $ 1,890.57     $ 2,704.75     $ 4,697.94
EQ/PIMCO Real Return                             $ 1,107.24     $ 1,853.53     $ 2,644.40     $ 4,585.38
EQ/Short Duration Bond                           $ 1,130.33     $ 1,921.36     $ 2,754.80     $ 4,790.66
EQ/Small Company Index                           $ 1,068.40     $ 1,738.72     $ 2,456.31     $ 4,229.22
EQ/Small Company Value*                          $ 1,125.09     $ 1,905.97     $ 2,729.80     $ 4,744.42
EQ/TCW Equity*                                   $ 1,125.09     $ 1,905.97     $ 2,729.80     $ 4,744.42
EQ/UBS Growth and Income*                        $ 1,124.04     $ 1,902.89     $ 2,724.79     $ 4,735.15
EQ/Van Kampen Comstock                           $ 1,116.69     $ 1,881.32     $ 2,689.69     $ 4,669.94
EQ/Van Kampen Emerging Markets Equity*           $ 1,191.22     $ 2,098.66     $ 3,040.77     $ 5,309.40
EQ/Van Kampen Mid Cap Growth                     $ 1,121.94     $ 1,896.73     $ 2,714.78     $ 4,716.56
EQ/Wells Fargo Montgomery Small Cap              $ 1,801.17     $ 3,755.10     $ 5,526.84     $ 9,019.62
-------------------------------------------------------------------------------------------------------------
 LAUDUS VARIABLE INSURANCE TRUST:
-------------------------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short Equity     $ 1,432.68     $ 2,780.14     $ 4,104.68     $ 7,073.69
-------------------------------------------------------------------------------------------------------------
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
-------------------------------------------------------------------------------------------------------------
U.S. Real Estate - Class II                      $ 1,146.08     $ 1,967.43     $ 2,829.46     $ 4,927.90
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                              If you annuitize at the end
                                                             of the applicable time period
                                               --------------------------------------------------------------
      Portfolio Name                             1 year       3 years        5 years        10 years
-------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                        $   762.49     $ 1,618.97     $ 2,519.58     $ 4,982.45
EQ/Long Term Bond                                $   757.24     $ 1,603.53     $ 2,494.40     $ 4,935.38
EQ/Lord Abbett Growth and Income                 $   766.69     $ 1,631.32     $ 2,539.69     $ 5,019.94
EQ/Lord Abbett Large Cap Core                    $   766.69     $ 1,631.32     $ 2,539.69     $ 5,019.94
EQ/Lord Abbett Mid Cap Value                     $   771.94     $ 1,646.73     $ 2,564.78     $ 5,066.56
EQ/Marsico Focus                                 $   777.19     $ 1,662.13     $ 2,589.81     $ 5,112.95
EQ/Mercury Basic Value Equity                    $   744.64     $ 1,566.39     $ 2,433.73     $ 4,821.38
EQ/Mercury International Value                   $   783.48     $ 1,680.59     $ 2,619.77     $ 5,168.28
EQ/Mergers and Acquisitions                      $   900.01     $ 2,017.76     $ 3,160.00     $ 6,130.58
EQ/MFS Emerging Growth Companies                 $   753.04     $ 1,591.16     $ 2,474.21     $ 4,897.54
EQ/MFS Investors Trust                           $   751.99     $ 1,588.07     $ 2,469.16     $ 4,888.06
EQ/Money Market                                  $   719.45     $ 1,491.84     $ 2,311.43     $ 4,589.03
EQ/Montag & Caldwell Growth*                     $   769.84     $ 1,640.57     $ 2,554.75     $ 5,047.94
EQ/PIMCO Real Return                             $   757.24     $ 1,603.53     $ 2,494.40     $ 4,935.38
EQ/Short Duration Bond                           $   780.33     $ 1,671.36     $ 2,604.80     $ 5,140.66
EQ/Small Company Index                           $   718.40     $ 1,488.72     $ 2,306.31     $ 4,579.22
EQ/Small Company Value*                          $   775.09     $ 1,655.97     $ 2,579.80     $ 5,094.42
EQ/TCW Equity*                                   $   775.09     $ 1,655.97     $ 2,579.80     $ 5,094.42
EQ/UBS Growth and Income*                        $   774.04     $ 1,652.89     $ 2,574.79     $ 5,085.15
EQ/Van Kampen Comstock                           $   766.69     $ 1,631.32     $ 2,539.69     $ 5,019.94
EQ/Van Kampen Emerging Markets Equity*           $   841.22     $ 1,848.66     $ 2,890.77     $ 5,659.40
EQ/Van Kampen Mid Cap Growth                     $   771.94     $ 1,646.73     $ 2,564.78     $ 5,066.56
EQ/Wells Fargo Montgomery Small Cap              $ 1,451.17     $ 3,505.10     $ 5,376.84     $ 9,369.62
-------------------------------------------------------------------------------------------------------------
 LAUDUS VARIABLE INSURANCE TRUST:
-------------------------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short Equity     $ 1,082.68     $ 2,530.14     $ 3,954.68     $ 7,423.69
-------------------------------------------------------------------------------------------------------------
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
-------------------------------------------------------------------------------------------------------------
U.S. Real Estate - Class II                      $   796.08     $ 1,717.43     $ 2,679.46     $ 5,277.90
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                        If you do not surrender your contract at the
                                                            end of the applicable time period
                                               --------------------------------------------------------------
      Portfolio Name                             1 years        3 years        5 years        10 years
-------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                        $   412.49     $ 1,268.97     $ 2,169.58     $ 4,632.45
EQ/Long Term Bond                                $   407.24     $ 1,253.53     $ 2,144.40     $ 4,585.38
EQ/Lord Abbett Growth and Income                 $   416.69     $ 1,281.32     $ 2,189.69     $ 4,669.94
EQ/Lord Abbett Large Cap Core                    $   416.69     $ 1,281.32     $ 2,189.69     $ 4,669.94
EQ/Lord Abbett Mid Cap Value                     $   421.94     $ 1,296.73     $ 2,214.78     $ 4,716.56
EQ/Marsico Focus                                 $   427.19     $ 1,312.13     $ 2,239.81     $ 4,762.95
EQ/Mercury Basic Value Equity                    $   394.64     $ 1,216.39     $ 2,083.73     $ 4,471.38
EQ/Mercury International Value                   $   433.48     $ 1,330.59     $ 2,269.77     $ 4,818.28
EQ/Mergers and Acquisitions                      $   550.01     $ 1,667.76     $ 2,810.00     $ 5,780.58
EQ/MFS Emerging Growth Companies                 $   403.04     $ 1,241.16     $ 2,124.21     $ 4,547.54
EQ/MFS Investors Trust                           $   401.99     $ 1,238.07     $ 2,119.16     $ 4,538.06
EQ/Money Market                                  $   369.45     $ 1,141.84     $ 1,961.43     $ 4,239.03
EQ/Montag & Caldwell Growth*                     $   419.84     $ 1,290.57     $ 2,204.75     $ 4,697.94
EQ/PIMCO Real Return                             $   407.24     $ 1,253.53     $ 2,144.40     $ 4,585.38
EQ/Short Duration Bond                           $   430.33     $ 1,321.36     $ 2,254.80     $ 4,790.66
EQ/Small Company Index                           $   368.40     $ 1,138.72     $ 1,956.31     $ 4,229.22
EQ/Small Company Value*                          $   425.09     $ 1,305.97     $ 2,229.80     $ 4,744.42
EQ/TCW Equity*                                   $   425.09     $ 1,305.97     $ 2,229.80     $ 4,744.42
EQ/UBS Growth and Income*                        $   424.04     $ 1,302.89     $ 2,224.79     $ 4,735.15
EQ/Van Kampen Comstock                           $   416.69     $ 1,281.32     $ 2,189.69     $ 4,669.94
EQ/Van Kampen Emerging Markets Equity*           $   491.22     $ 1,498.66     $ 2,540.77     $ 5,309.40
EQ/Van Kampen Mid Cap Growth                     $   421.94     $ 1,296.73     $ 2,214.78     $ 4,716.56
EQ/Wells Fargo Montgomery Small Cap              $ 1,101.17     $ 3,155.10     $ 5,026.84     $ 9,019.62
-------------------------------------------------------------------------------------------------------------
 LAUDUS VARIABLE INSURANCE TRUST:
-------------------------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short Equity     $   732.68     $ 2,180.14     $ 3,604.68     $ 7,073.69
-------------------------------------------------------------------------------------------------------------
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
-------------------------------------------------------------------------------------------------------------
U.S. Real Estate - Class II                      $   446.08   $ 1,367.43       $ 2,329.46     $ 4,927.90
-------------------------------------------------------------------------------------------------------------



* This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Contract features and benefits" later in this Prospectus for the option's former name.


20 Fee table

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2004.



                                                                    Fee table 21

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT
You may purchase a contract by making payments to us that we call
"contributions." We require a minimum contribution amount for each type of contract purchased. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.


We may refuse to accept any contribution if the sum of all contributions under all Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are ages 81 and older at contract issue). We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.


--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                 Available
                 for annuitant    Minimum
Contract type    issue ages       contributions           Source of contributions             Limitations on contributions+
------------------------------------------------------------------------------------------------------------------------------------
NQ               0 through 85     o $5,000 (initial)      o After-tax money.                  o For annuitants up to age 83
                                                                                                at contract issue, no addi-
                                  o $500 (additional)     o Paid to us by check or              tional contributions may be
                                                            transfer of contract value          made after attainment of
                                                            in a tax-deferred exchange          age 84, or, if later, the first
                                                            under Section 1035 of the           contract anniversary.*
                                                            Internal Revenue Code.

                                                                                              o For annuitants age 84 or 85
                                                                                                at contract issue, additional
                                                                                                contributions may be made
                                                                                                up to one year from contract
                                                                                                issue.*
------------------------------------------------------------------------------------------------------------------------------------


22 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
                 Available
                 for annuitant    Minimum
Contract type    issue ages       contributions           Source of contributions             Limitations on contributions+
------------------------------------------------------------------------------------------------------------------------------------
Rollover IRA     20 through 85    o $5,000 (initial)      o Eligible rollover distribu-       o For annuitants up to age 83
                                                            tions from TSA contracts or         at contract issue, no addi-
                                  o $500 (additional)       other 403(b) arrangements,          tional contributions may be
                                                            qualified plans, and govern-        made after attainment of
                                                            mental employer 457(b)              age 84, or, if later, the first
                                                            plans.                              contract anniversary.*

                                                          o Rollovers from another            o For annuitants age 84 or 85
                                                            traditional individual              at contract issue, additional
                                                            retirement arrangement.             contributions may be made
                                                                                                up to one year from contract issue.*
                                                          o Direct custodian-to-
                                                            custodian transfers from          o Contributions after age 70-1/2
                                                            another traditional indi-           must be net of required
                                                            vidual retirement                   minimum distributions.
                                                            arrangement.
                                                                                              o Although we accept regular
                                                          o Regular IRA contributions.          IRA contributions (limited to
                                                                                                $4,000 for 2005; same for
                                                          o Additional "catch-up"               2006) under rollover IRA
                                                            contributions.                      contracts, we intend that
                                                                                                this contract be used primarily
                                                                                                for rollover and direct transfer
                                                                                                contributions.

                                                                                              o Additional catch-up contri-
                                                                                                butions of up to $500 can
                                                                                                be made for the calendar
                                                                                                year 2005 ($1,000 for 2006)
                                                                                                where the owner is at least
                                                                                                age 50 but under age 70-1/2
                                                                                                at any time during the calen-
                                                                                                dar year for which the
                                                                                                contribution is made.
-----------------------------------------------------------------------------------------------------------------------------------


                                              Contract features and benefits 23

------------------------------------------------------------------------------------------------------------------------------------
                 Available
                 for annuitant    Minimum
Contract type    issue ages       contributions           Source of contributions             Limitations on contributions+
------------------------------------------------------------------------------------------------------------------------------------
Roth Conversion   20 through 85   o $5,000 (initial)      o Rollovers from another            o For annuitants up to age 83
IRA                                                         Roth IRA.                           at contract issue, no addi-
                                  o $50 (additional)                                            tional contributions may be
                                                          o Conversion rollovers from           made after attainment of
                                                            a traditional IRA.                  age 84, or, if later, the first
                                                                                                contract anniversary.*
                                                          o Direct transfers from
                                                            another Roth IRA.                 o For annuitants age 84 or 85
                                                                                                at contract issue, additional
                                                          o Regular Roth IRA                    contributions may be made
                                                            contributions.                      up to one year from contract
                                                                                                issue.*
                                                          o Additional catch-up
                                                            contributions.                    o Conversion rollovers after
                                                                                                age 70-1/2 must be net of
                                                                                                required minimum distribu-
                                                                                                tions for the traditional IRA
                                                                                                you are rolling over.

                                                                                              o You cannot roll over funds
                                                                                                from a traditional IRA if your
                                                                                                adjusted gross income is
                                                                                                $100,000 or more.

                                                                                              o Although we accept regular
                                                                                                Roth IRA contributions (lim-
                                                                                                ited to $4,000 for 2005;
                                                                                                same for 2006) under Roth
                                                                                                IRA contracts, we intend
                                                                                                that this contract be used
                                                                                                primarily for rollover and
                                                                                                direct transfer contributions.

                                                                                              o Additional catch-up contri-
                                                                                                butions of up to $500 can
                                                                                                be made for the calendar
                                                                                                year 2005 ($1,000 for 2006)
                                                                                                where the owner is at least
                                                                                                age 50 at any time during
                                                                                                the calendar year for which
                                                                                                the contribution is made.

------------------------------------------------------------------------------------------------------------------------------------

24 Contract features and benefits

-----------------------------------------------------------------------------------------------------------------------------------
                 Available
                 for annuitant    Minimum
Contract type    issue ages       contributions           Source of contributions             Limitations on contributions+
------------------------------------------------------------------------------------------------------------------------------------
Rollover TSA     20 through 85    o $5,000 (initial)      o Direct transfers of pre-tax       o For annuitants up to age 83
                                                            funds from another contract         at contract issue, no addi-
                                  o $500 (additional)       or arrangement under Sec-           tional contributions may be
                                                            tion 403(b) of the Internal         made after attainment of
                                                            Revenue Code, complying             age 84,or, if later, the first
                                                            with IRS Revenue Ruling             contract anniversary.*
                                                            90-24.
                                                                                              o For annuitants age 84 or 85
                                                          o Eligible rollover distribu-         at contract issue, additional
                                                            tions of pre-tax funds from         contributions may be made
                                                            other 403(b) plans. Subse-          up to one year from contract
                                                            quent contributions may             issue.*
                                                            also be rollovers from quali-
                                                            fied plans, governmental          o Rollover or direct transfer
                                                            employer 457(b) plans and           contributions after age 70-1/2
                                                            traditional IRAs.                   must be net of any required
                                                                                                minimum distributions.

                                                                                              o We do not accept employer-
                                                                                                remitted contributions.
------------------------------------------------------------------------------------------------------------------------------------
QP               20 through 75    o $5,000 (initial)      o Only transfer contributions       o We do not accept regular
                                                            from an existing defined            ongoing payroll contributions.
                                  o $500 (additional)       contribution qualified plan
                                                            trust.
                                                                                              o Only one additional transfer
                                                          o The plan must be qualified          contribution may be made
                                                            under Section 401(a) of the         during a contract year.
                                                            Internal Revenue Code.
                                                                                              o No additional transfer con-
                                                          o For 401(k) plans, trans-            tributions after the
                                                            ferred contributions may            attainment of age 76 or, if
                                                            only include employee pre-          later, the first contract
                                                            tax contributions.                  anniversary.

                                                                                              o Contributions after age 70-1/2
                                                                                                must be net of any required
                                                                                                minimum distributions.

                                                                                              o A separate QP contract must
                                                                                                be established for each plan
                                                                                                participant.

                                                                                              o We do not accept employer-
                                                                                                remitted contributions.

                                                                                              o We do not accept contribu-
                                                                                                tions from defined benefit
                                                                                                plans.

See Appendix I at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 25

-----------------------------------------------------------------------------------------------------------------------------------
                 Available
                 for annuitant    Minimum
Contract type    issue ages       contributions           Source of contributions             Limitations on contributions+
------------------------------------------------------------------------------------------------------------------------------------
Flexible         20 through 70    o $2,000 (initial)      o Regular traditional IRA           o No regular IRA contributions
Premium IRA                                                 contributions.                      in the calendar year you turn
                                  o $50 (additional)                                            age 70-1/2 and thereafter.
                                                          o Additional catch-up
                                                            contributions.                    o Rollover and direct transfer
                                                                                                contributions may be made
                                                          o Eligible rollover distribu-         up to attainment of age
                                                            tions from TSA contracts or         84.*
                                                            other 403(b) arrangements,
                                                            qualified plans, and govern-      o Regular contributions may
                                                            mental employer 457(b)              not exceed $4,000 for 2005;
                                                            plans.                              same for 2006.

                                                          o Rollovers from another            o Rollover and direct transfer
                                                            traditional individual retire-      contributions after age 70-1/2
                                                            ment arrangement.                   must be net of required
                                                                                                minimum distributions.
                                                          o Direct custodian-
                                                            to-custodian transfers from       o Although we accept rollover
                                                            another traditional indi-           and direct transfer contribu-
                                                            vidual retirement                   tions under the Flexible
                                                            arrangement.                        Premium IRA contract, we
                                                                                                intend that this contract be
                                                                                                used for ongoing regular
                                                                                                contributions.

                                                                                              o Additional catch-up contri-
                                                                                                butions of up to $500 can
                                                                                                be made for the calendar
                                                                                                year 2005 ($1,000 for 2006)
                                                                                                where the owner is at least
                                                                                                age 50 but under age 70-1/2
                                                                                                at any time during the calen-
                                                                                                dar year for which the
                                                                                                contribution is made.
------------------------------------------------------------------------------------------------------------------------------------


26 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
                 Available
                 for annuitant    Minimum
Contract type    issue ages       contributions           Source of contributions             Limitations on contributions+
------------------------------------------------------------------------------------------------------------------------------------
Flexible         20 through 85    o $2,000 (initial)      o Regular after-tax                 o For annuitants up to age 83
Premium Roth                                                contributions.                      at contract issue, no addi-
IRA                               o $50 (additional)                                            tional contributions may be
                                                          o Additional catch-up                 of age 84, or, if later, the first
                                                            contributions.                      made after the attainment
                                                                                                contract anniversary.*
                                                          o Rollovers from another
                                                            Roth IRA.                         o For annuitants age 84 and
                                                                                                85 at contract issue, addi-
                                                          o Conversion rollovers from a         tional contributions may be
                                                            traditional IRA.                    made up to one year from
                                                                                                contract issue.
                                                          o Direct transfers from
                                                            another Roth IRA.                 o Regular Roth IRA contribu-
                                                                                                tions may not exceed
                                                                                                $4,000 for 2005; same for
                                                                                                2006.

                                                                                              o Contributions are subject to
                                                                                                income limits and other tax
                                                                                                rules.

                                                                                              o Although we accept rollover
                                                                                                and direct transfer contribu-
                                                                                                tions under the Flexible
                                                                                                Premium Roth IRA contract,
                                                                                                we intend that this contract
                                                                                                be used for ongoing regular
                                                                                                Roth IRA contributions.

                                                                                              o Additional catch-up contri-
                                                                                                butions of up to $500 can
                                                                                                be made for the calendar
                                                                                                year 2005 ($1,000 for 2006)
                                                                                                where the owner is at least
                                                                                                age 50 at any time during
                                                                                                the calendar year for which
                                                                                                the contribution is made.
------------------------------------------------------------------------------------------------------------------------------------


                                              Contract features and benefits 27

------------------------------------------------------------------------------------------------------------------------------------
                 Available
                 for annuitant    Minimum
Contract type    issue ages       contributions           Source of contributions             Limitations on contributions+
------------------------------------------------------------------------------------------------------------------------------------
Inherited IRA    0-70             o $5,000 (initial)      o  Direct custodian-to-             o Any additional contributions
Beneficiary                                                  custodian transfers of your        must be from same type of
Continuation                      o $500 (additional)        interest as a death benefi-        IRA of same deceased
Contract (tradi-                                             ciary of the deceased              owner.
tional IRA or                                                owner's traditional indi-
Roth IRA)                                                    vidual retirement
                                                             arrangement or Roth IRA to
                                                             an IRA of the same type.


------------------------------------------------------------------------------------------------------------------------------------
+ If you purchase Guaranteed principal benefit option 2, no contributions are permitted after the six month period beginning on the contract date. Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VIII later in the
  Prospectus to see if additional contributions are permitted in your state.

* For Pennsylvania contracts, please see Appendix VIII later in this Prospectus for state variations.



See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus.



28 Contract features and benefits

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state. If the Spousal protection feature is elected, the spouses must be joint owners, one of the spouses must be the annuitant, and both must be named as the only primary beneficiaries.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix I at the end of this Prospectus for more information on QP contracts.

--------------------------------------------------------------------------------
A "participant" is an individual who is currently, or was formerly, participating in an eligible employer's qualified plan or TSA plan.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS


Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to a Section 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for trading and generally ends at 4:00 p.m. Eastern Time. A business day does not include a day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives and their advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging.
--------------------------------------------------------------------------------


                                              Contract features and benefits  29

PORTFOLIOS OF THE TRUSTS

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as the Accumulator(R) contract. These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.


AXA Equitable serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers. The advisers for these Portfolios, listed in the chart below, are those who make the investment decisions for each Portfolio. The chart also indicates the investment manager for each of the other Portfolios.



------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust
Portfolio Name                Objective                                                     Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                         o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                         o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a            o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,      o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP AGGRESSIVE    Seeks long-term growth of capital.                            o Alliance Capital Management L.P.
 EQUITY                                                                                     o MFS Investment Management
                                                                                            o Marsico Capital Management, LLC
                                                                                            o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP CORE BOND     Seeks a balance of high current income and capital            o BlackRock Advisors, Inc.
                              appreciation, consistent with a prudent level of risk.        o Pacific Investment Management Company
                                                                                              LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HEALTH CARE   Seeks long-term growth of capital.                            o AIM Capital Management, Inc.
                                                                                            o RCM Capital Management LLC
                                                                                            o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD    Seeks high total return through a combination of current      o Alliance Capital Management L.P.
                              income and capital appreciation.                              o Pacific Investment Management Company
                                                                                              LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP               Seeks long-term growth of capital.                            o Alliance Capital Management L.P.,
 INTERNATIONAL EQUITY                                                                         through its Bernstein Investment
                                                                                              Research and Management Unit
                                                                                            o J.P. Morgan Investment Management Inc.
                                                                                            o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP     Seeks long-term growth of capital.                            o Alliance Capital Management L.P.,
 CORE EQUITY                                                                                  through its  Bernstein Investment
                                                                                              Research and Management Unit
                                                                                            o Janus Capital Management LLC
                                                                                            o Thornburg Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------


30 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                   Objective                                                 Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital.                        o Alliance Capital Management L.P.
 GROWTH                                                                                    o RCM Capital Management LLC
                                                                                           o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital.                        o Alliance Capital Management L.P.
 VALUE                                                                                     o Institutional Capital Corporation
                                                                                           o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        Seeks long-term growth of capital.                        o Alliance Capital Management L.P.
 CAP GROWTH                                                                                o Franklin Advisers, Inc.
                                                                                           o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        Seeks long-term growth of capital.                        o AXA Rosenberg Investment Management LLC
 CAP VALUE                                                                                 o TCW Investment Management Company
                                                                                           o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TECHNOLOGY       Seeks long-term growth of capital.                        o Firsthand Capital Management, Inc.
                                                                                           o RCM Capital Management LLC
                                                                                           o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                  Objective                                                 Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK         Seeks to achieve long-term growth of capital.             o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND           Seeks to provide a high total return.                     o Alliance Capital Management L.P.
 INCOME
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE         Seeks to achieve high current income consistent with      o Alliance Capital Management L.P.
 GOVERNMENT SECURITIES           relative stability of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL        Seeks to achieve long-term growth of capital.             o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE LARGE CAP            Seeks to achieve long-term growth of capital.             o Alliance Capital Management L.P.
 GROWTH(1)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE QUALITY BOND         Seeks to achieve high current income consistent with      o Alliance Capital Management L.P.
                                 moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE SMALL CAP            Seeks to achieve long-term growth of capital.             o Alliance Capital Management L.P.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BEAR STEARNS                  Seeks to achieve capital appreciation.                    o Bear Stearns Asset Management Inc.
 SMALL COMPANY GROWTH(7)
------------------------------------------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE   Seeks capital appreciation.                               o Alliance Capital Management L.P.,
                                                                                             through its Bernstein Investment
                                                                                             Research  and Management Unit
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY        Seeks a combination of growth and income to achieve       o Boston Advisors, Inc.
 INCOME(4)                       an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY              Seeks long-term capital appreciation.                     o Calvert Asset Management Company, Inc.
 RESPONSIBLE                                                                                 and Brown Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH       Seeks long-term growth of capital.                        o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------


                                              Contract features and benefits 31

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                  Objective                                                 Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN              To achieve long-term growth of capital.                   o Capital Guardian Trust Company
 INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN              Seeks to achieve long-term growth of capital.             o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S.         Seeks to achieve long-term growth of capital.             o Capital Guardian Trust Company
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH           Seeks to maximize current income.                         o Caywood-Scholl Capital Management
 YIELD BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX              Seeks a total return before expenses that approximates    o Alliance Capital Management L.P.
                                 the total return performance of the S&P 500 Index,
                                 including reinvestment of dividends, at a risk level
                                 consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA               Seeks long-term capital growth.                           o Evergreen Investment Management
                                                                                             Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                    Seeks long-term growth of capital.                        o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE        Seeks long-term capital appreciation.                     o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH          Seeks to achieve capital appreciation.                    o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND         Seeks to provide a high total return consistent with      o J.P. Morgan Investment Management Inc.
                                 moderate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JP MORGAN VALUE               Long-term capital appreciation.                           o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/JANUS LARGE CAP GROWTH        Seeks long-term growth of capital.                        o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE        Seeks capital appreciation.                               o Lazard Asset Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND                Seeks to maximize income and capital appreciation         o Boston Advisors, Inc.
                                 through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND        Capital appreciation and growth of income without         o Lord, Abbett & Co. LLC
 INCOME                          excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP         Capital appreciation and growth of income with reason-    o Lord, Abbett & Co, LLC
 CORE                            able risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE     Capital appreciation.                                     o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS                 Seeks long-term growth of capital.                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY BASIC VALUE           Seeks capital appreciation and secondarily, income.       o Mercury Advisors
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY INTERNATIONAL         Seeks capital appreciation.                               o Merrill Lynch Investment Managers
 VALUE                                                                                       international Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERGERS AND ACQUISITIONS      Seeks to achieve capital appreciation.                    o GAMCO Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH           Seeks to provide long-term capital growth.                o MFS Investment Management
 COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INVESTORS TRUST           Seeks long-term growth of capital with secondary          o MFS Investment Management
                                 objective to seek reasonable current income.
------------------------------------------------------------------------------------------------------------------------------------


32 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                  Objective                                                 Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income,             o Alliance Capital Management L.P.
                               preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.                      o Montag & Caldwell, Inc.
 GROWTH(5)
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           Seeks maximum real return consistent with preservation      o Pacific Investment Management Company,
                               of real capital and prudent investment management.            LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         Seeks current income with reduced volatility of principal.  o Boston Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before the       o Alliance Capital Management L. P.
                               deduction of portfolio expenses) the total return of the
                               Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY VALUE(8)      Seeks to maximize capital appreciation.                     o GAMCO Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TCW EQUITY(3)               Seeks to achieve long-term capital appreciation.            o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME(6)    Seeks to achieve total return through capital appre-        o UBS Global Asset Management
                               ciation with income as a secondary consideration.             (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMPSTOCK        Capital growth and income.                                  o Morgan Stanley Investment
                                                                                             Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING         Seeks long-term capital appreciation.                       o Morgan Stanley Investment
MARKETS EQUITY(2)                                                                            Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP          Capital growth.                                             o Morgan Stanley Investment
 GROWTH                                                                                      Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO MONTGOMERY      Seeks long-term capital appreciation.                       o Wells Capital Management Inc.
 SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------
Laudus Variable
Insurance Trust
Portfolio Name                 Objective                                                   Investment Manager/Adviser
------------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VIT VALUE     Seeks to increase the value of your investment in bull      o Charles Schwab Investment Management,
 LONG/SHORT EQUITY             markets and bear markets through strategies that are          Inc.
                               designed to have limited exposure to general equity         o AXA Rosenberg Investment
                               market risk.                                                  Management LLC
------------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL
FUNDS, INC.
PORTFOLIO NAME                 Objective                                                   Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
U.S. REAL ESTATE -- CLASS II   Seeks to provide above average current income and long-     o Van Kampen (is the name under which
                               term capital appreciation by investing primarily in equity    Morgan Stanley Investment Management
                               securities of companies in the U.S. real estate industry,     Inc. does business in certain
                               including real estate investment trusts.                      situations)
------------------------------------------------------------------------------------------------------------------------------------
* This portfolio information reflects the portfolio's name change effective on or about May
  9, 2005, subject to regulatory approval. The table below reflects the portfolio name in effect until on or about May 9, 2005. The number in the "FN" column corresponds with the number contained in the chart above.




-------------------------------------------------
   FN          Portfolio Name until May 9, 2005
-------------------------------------------------
   (1)      EQ/Alliance Premier Growth
   (2)      EQ/Emerging Markets Equity
   (3)      EQ/Enterprise Equity
   (4)      EQ/Enterprise Equity Income
   (5)      EQ/Enterprise Growth
   (6)      EQ/Enterprise Growth and Income
   (7)      EQ/Enterprise Small Company Growth
   (8)      EQ/Enterprise Small Company Value


                                               Contract features and benefits 33

You should consider the investment objective, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Portfolios contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-789-7771.



34 Contract features and benefits

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.


We set current interest rates periodically, according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges and any optional benefit charges. See Appendix VIII later in this Prospectus for state variations.

Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2005 is equal to 2.25% except that for contracts issued with a lifetime minimum guaranteed interest rate of 3.00%, the minimum yearly rate for 2005 is also 3.00%. Check with your financial professional as to which rate applies in your state. Current interest rates will never be less than the yearly guaranteed interest rate.


See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers from the guaranteed interest option.

FIXED MATURITY OPTIONS


We offer fixed maturity options with maturity dates ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that at points in time, there may be no fixed maturity options available. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VIII later in this Prospectus to see if fixed maturity options are available in your state.

--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------
Under the Special 10 year fixed maturity option (which is available only under GPB Option 2), additional contributions will have the same maturity date as your initial contribution (see "The guaranteed principal benefits" below). The rate to maturity you will receive for each additional contribution is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below.


Each new contribution is applied to a new fixed maturity option. When you apply for an Accumulator(R) contract, a 60-day rate lock-in will apply from the date the application is signed. Any contributions received and designated for a fixed maturity option during this period will receive the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed in "Allocating your contributions," below would apply:


(a) transfer the maturity value into another available fixed maturity option, any of the variable investment options or the guaranteed interest option; or

(b) withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2005, the next available maturity date was February 15, 2013. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:



(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and



                                              Contract features and benefits  35

(b)  the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.



ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING


The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.


ALLOCATING YOUR CONTRIBUTIONS


You may choose from among three ways to allocate your contributions under your contract: self-directed, the guaranteed principal benefits or dollar cost averaging. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.



SELF-DIRECTED ALLOCATION


You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-see Appendix VIII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. The total of your allocations into all available investment options must equal 100%. If the annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.


THE GUARANTEED PRINCIPAL BENEFITS


Subject to state availability (see Appendix VIII later in this Prospectus for more information on state availability of these benefits), we offer a guaranteed principal benefit ("GPB") with two options. You may only elect one of the GPBs. Neither GPB is available under Inherited IRA contracts. We will not offer either GPB when the rate to maturity for the applicable fixed maturity option is 3%. If you elect either GPB, you may not elect the Guaranteed minimum income benefit, Principal Protector(SM), the systematic withdrawals option or the substantially equal withdrawals option. Both GPB options allow you to allocate a portion of your contribution or contributions to the variable investment options, while ensuring that your account value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. GPB Option 2 generally provides you with the ability to allocate more of your contributions to the variable investment options than could be allocated using GPB Option 1.

You may elect GPB Option 1 only if the annuitant is age 80 or younger when the contract is issued (after age 75, only the 7-year fixed maturity option is available). You may elect GPB Option 2 only if the annuitant is age 75 or younger when the contract is issued. GPB Option 2 is not available for purchase with any Flexible Premium IRA contract whether traditional or Roth. If you are purchasing an IRA, QP or Rollover TSA contract, before you either purchase GPB Option 2 or elect GPB Option 1 with a maturity year that would extend beyond the year in which you will reach age 70-1/2, you should consider whether your value in the variable investment options, guaranteed interest option and permissible funds outside this contract are sufficient to meet your required minimum distributions. See "Tax information" later in this Prospectus. If you elect GPB Option 2 and change ownership of the contract, GPB Option 2 will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.



GUARANTEED PRINCIPAL BENEFIT OPTION 1. Under GPB Option 1, you select a fixed maturity option at the time you sign your application. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The percentage of your contribution allocated to the fixed maturity option will be calculated based upon the rate to maturity then in effect for the fixed maturity option you choose. Your contract will contain information on the amount of your contribution allocated to the fixed maturity option. If you make any withdrawals or transfers from the fixed maturity option before the option's maturity date, the amount in the fixed maturity option will be adjusted and may no longer grow to equal your initial contribution under GPB Option 1. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You may allocate the rest of your initial contribution to the investment options and guaranteed interest option however you choose (unless you elect a dollar cost averaging program, in which case the remainder of your initial contribution must be allocated to the dollar cost averaging program). Upon the maturity date of the fixed maturity option, you will be provided with the same notice and the same


36  Contract features and benefits
choices with respect to the maturity value as described above under "Your choices at the maturity date." There is no charge for GPB Option 1.


GUARANTEED PRINCIPAL BENEFIT OPTION 2. You may purchase GPB Option 2 at the time you apply for your contract. IF YOU PURCHASE GPB OPTION 2, YOU MAY NOT MAKE ADDITIONAL CONTRIBUTIONS TO YOUR CONTRACT AFTER SIX MONTHS FROM THE CONTRACT ISSUE DATE OR AT ANY EARLIER TIME IF AT SUCH TIME THE THEN APPLICABLE RATE TO MATURITY ON THE SPECIAL 10 YEAR FIXED MATURITY OPTION IS 3%. Therefore, any discussion in this Prospectus that involves any additional contributions after the first six months will be inapplicable.

We specify the portion of your initial contribution, and any additional permitted contributions, to be allocated to a Special 10 year fixed maturity option. Your contract will contain information on the percentage of applicable contributions allocated to the Special 10 year fixed maturity option. You may allocate the rest of your contributions among the investment options (other than the Special 10 year fixed maturity option) however you choose, as permitted under your contract (unless you elect a dollar cost averaging program, in which case all contributions, other than amounts allocated to the Special 10 year fixed maturity option, must be allocated to the dollar cost averaging program). The Special 10 year fixed maturity option will earn interest at the specified rate to maturity then in effect.

If on the 10th contract date anniversary, your annuity account value is less than the amount that is guaranteed under GPB Option 2, we will increase your annuity account value to be equal to the guaranteed amount under GPB Option 2. Any such additional amounts added to your annuity account value will be allocated to the EQ/Money Market investment option. After the maturity date of the Special 10 year fixed maturity option, the guarantee under GPB Option 2 will terminate. Upon the maturity date of the Special 10 year fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." The guaranteed amount under GPB Option 2 is equal to your initial contribution adjusted for any additional permitted contributions, transfers out of the Special 10 year fixed maturity option and withdrawals from the contract (see "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus). Any transfers or withdrawals from the Special 10 year fixed maturity option will also be subject to a market value adjustment (see "Market value adjustment" under "Fixed maturity options" above in this section).

Once you purchase the Guaranteed principal benefit option 2, you may not voluntarily terminate this benefit. GPB Option 2 will terminate if the contract terminates before the maturity date of the Special 10 year fixed maturity option. If the owner and the annuitant are different people and the owner dies before the maturity date of the Special 10 year fixed maturity option, we will continue GPB Option 2 only if the contract can continue through the maturity date of the Special 10 year fixed maturity option. If the contract cannot so continue, we will terminate GPB Option 2. GPB Option 2 will continue where there is a successor owner/annuitant. GPB Option 2 will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a fee associated with GPB Option 2 (see "Charges and expenses" later in this Prospectus). You should note that the purchase of GPB Option 2 is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued. If you later decide that you would like to make additional contributions to the Accumulator(R) contract, we may permit you to purchase another contract. If we do, however, you should note that we do not reduce or waive any of the charges on the new contract, nor do we guarantee that the features available under this contract will be available under the new contract. This means that you might end up paying more with respect to certain charges than if you had simply purchased a single contract (for example, the administrative charge).


The purchase of GPB Option 2 is also not appropriate if you plan on terminating your contract before the maturity date of the Special 10 year fixed maturity option. In addition, because we prohibit contributions to your contract after the first six months, certain contract benefits that are dependent upon contributions or account value will be limited (for example the guaranteed death benefits and Protection Plus(SM)). You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option or other fixed maturity options, the purchase of GPB Option 2 may not be appropriate because of the guarantees already provided by these options. An example of the effect of GPB Option 1 and GPB Option 2 on your annuity contract is included in Appendix VI later in this Prospectus.



DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate



                                              Contract features and benefits  37
dollar cost averaging." If you elect Principal Protector(SM), you may not participate in the special dollar cost averaging program.

You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.


We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.


The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options and the guaranteed interest option (subject to restrictions in certain states. See Appendix VIII later in this Prospectus.) You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.


If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.


INVESTMENT SIMPLIFIER


Fixed-dollar option. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.


In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging, this option does not offer enhanced rates. Also, the option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.


Interest sweep option. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount




38  Contract features and benefits
in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

                    ----------------------------------

You may not participate in any dollar cost averaging program if you are participating in the rebalancing program. See "Transferring your money among investment options" later in this Prospectus. If you elect a GPB and a dollar cost averaging program, 100% of your contributions not allocated to the fixed maturity option under the GPB must be allocated to the dollar cost averaging program you elect.

Not all dollar cost averaging programs are available in every state. See Appendix VIII later in this Prospectus for more information on state availability.


YOUR GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT
BASE

The Guaranteed minimum death benefit and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") is used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. Your benefit base is not an account value or a cash value. See also "Our Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:


o  your initial contribution and any additional contributions to the contract;
   less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus).


6% ROLL UP TO AGE 85 (USED FOR THE GREATER OF 6% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:


o  your initial contribution and any additional contributions to the contract;
   plus

o  daily interest; less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus).


The effective annual interest rate credited to the benefit base is:

o 6% with respect to the variable investment options (other than EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return and EQ/Short Duration Bond), and the account for special dollar cost averaging; the effective annual rate may be 4% in some states. Please see Appendix VIII later in this Prospectus to see what applies in your state; and

o 3% with respect to the EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return and EQ/Short Duration Bond, the fixed maturity options, the Special 10 year fixed maturity option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

No interest is credited to the benefit base after the contract anniversary following the annuitant's 85th birthday.


ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF 6% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to the greater of either:


o your initial contribution to the contract (plus any additional contributions),
                                       or


o your highest account value on any contract anniversary up to the contract anniversary following the annuitant's 85th birthday, plus any contributions made since the most recent contract anniversary,

                                      less


o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus).



GREATER OF 6% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% Roll up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised.



ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Our Guaranteed minimum income benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.


                                              Contract features and benefits  39

OUR GUARANTEED MINIMUM INCOME BENEFIT OPTION

The Guaranteed minimum income benefit is available if the annuitant is age 20 through 75 at the time the contract is issued. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.


If you are purchasing this contract as an Inherited IRA or if you elect a GPB or Principal Protector(SM), the Guaranteed minimum income benefit is not available. If you are purchasing this contract to fund a Charitable Remainder Trust, the Guaranteed minimum income benefit is not available, except for certain split-funded Charitable Remainder Trusts. If the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.


The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the annuitant's age, as follows:

----------------------------------------
             Level payments
----------------------------------------
                    Period certain years
      Annuitant's   --------------------
  age at exercise     IRAs    NQ
----------------------------------------
   75 and younger      10    10
         76             9    10
         77             8    10
         78             7    10
         79             7    10
         80             7    10
         81             7     9
         82             7     8
         83             7     7
         84             6     6
         85             5     5
----------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining, at guaranteed annuity purchase factors, or (ii) the income provided by applying your account value at our then current annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. The payments will be less than 1/12 or 1/4 of the annual payments, respectively, due to the effect of interest compounding. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.


When you elect to receive annual lifetime income, your contract will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of


40  Contract features and benefits
the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return, EQ/Short Duration Bond, the guaranteed interest option, the fixed maturity options (including the Special 10 year fixed maturity option) or the loan reserve account under Rollover TSA contracts.



----------------------------------------------------------
                                Guaranteed minimum
      Contract date          income benefit -- annual
 anniversary at exercise     income payable for life
----------------------------------------------------------
            10                      $11,891
            15                      $18,597
----------------------------------------------------------



EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. You will be eligible to exercise the Guaranteed minimum income benefit during your life and the annuitant's life, as follows:


o If the annuitant was at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If the annuitant was at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

o If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i) the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's 85th birthday;

(ii) if the annuitant was age 75 when the contract was issued, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the first contract date anniversary that it becomes available;


(iii) for Accumulator(R) QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for the Plan participant to be eligible to exercise;

(iv) for Accumulator(R) Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an Accumulator(R) Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(v) a successor owner/annuitant may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original annuitant could have exercised the benefit. In addition, the successor owner/annuitant must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The successor owner/annuitant's age on the date of the annuitant's death replaces the annuitant's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules. If you elect Spousal Protection and the spouse who is the annuitant dies, the above rules apply if the contract is continued by the surviving spouse as the successor owner/annuitant; and

(vi) if you are the owner but not the annuitant and you die prior to exercise, then the following applies:

     o A successor owner who is not the annuitant may not be able to exercise the guaranteed minimum income benefit without causing a tax problem. You should consider naming the annuitant as successor owner, or if you do not name a successor owner, as the sole primary beneficiary. You should carefully review your successor owner and/or beneficiary designations at least one year prior to the first contract anniversary on which you could exercise the benefit.

     o If the successor owner is the annuitant, the guaranteed minimum income benefit continues only if the benefit could be exercised under the rules described above on a contract anniversary that is within one year following the owner's death. This would be the only opportunity for the successor owner to exercise. If the guaranteed minimum income benefit cannot be exercised within this timeframe, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.



                                              Contract features and benefits  41

     o If you designate your surviving spouse as successor owner, o the guaranteed minimum income benefit continues and your surviving spouse may exercise the benefit according to the rules described above even if your spouse is not the annuitant and even if the benefit is exercised more than one year after your death. If your surviving spouse dies prior to exercise, the rule described in the previous bullet applies.

     o A successor owner or beneficiary that is a trust or other non- natural person may not exercise the benefit; in this case, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

See "When an NQ contract owner dies before the annuitant" under "Payment of death benefit" later in this Prospectus for more information.


Please see both "Termination of your contract" in "Determining your contract value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


GUARANTEED MINIMUM DEATH BENEFIT


Your contract provides a death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges), and any taxes that apply. The standard death benefit is the only death benefit available for annuitant ages 76 through 85 at issue. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the annuitant's death, adjusted for withdrawals (and associated withdrawal charges) and taxes that apply, whichever provides the higher amount. If you elect the Spousal protection option, the Guaranteed minimum death benefit is based on the age of the older spouse, who may or may not be the annuitant, for the life of the contract. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

OPTIONAL ENHANCED DEATH BENEFIT APPLICABLE FOR ANNUITANT AGES 0 THROUGH 75 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 75 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; 0 THROUGH 70 AT ISSUE FOR INHERITED IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS.

Subject to state availability (see Appendix VIII later in this Prospectus for state availability of these benefits), you may elect one of the following enhanced death benefits:

o Annual Ratchet to age 85.

o The greater of the 6% Roll up to age 85 or the Annual Ratchet to age 85.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Your Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you elect Principal Protector(SM), only the standard death benefit and the Annual Ratchet to Age 85 enhanced death benefit are available.


Please see both "Termination of your contract" in "Determining your contract value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.


PROTECTION PLUS(SM)

Subject to state and contract availability (see Appendix VIII later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Protection Plus(SM) feature is available, you may elect the Protection Plus(SM) death benefit at the time you purchase your contract. Protection Plus(SM) provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Protection Plus(SM) feature in an NQ, IRA or Rollover TSA contract. Once you purchase the Protection Plus(SM) feature, you may not voluntarily terminate this feature. If you elect Principal Protector(SM), the Protection Plus(SM) feature is not available.

If you elect the Protection Plus(SM) option described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.


If the annuitant is 70 or younger when we issue your contract (or if the successor owner/annuitant is 70 or younger when he or she becomes the successor owner/annuitant), the death benefit will be:


42  Contract features and benefits
the greater of:


o the account value or


o any applicable death benefit

Increased by:

o such death benefit less total net contributions, multiplied by 40%.


For purposes of calculating your Protection Plus(SM) benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the successor owner/annuitant election not been made plus any subsequent contributions) adjusted for each withdrawal that exceeds your Protection Plus(SM) earnings. "Net contributions" are reduced by the amount of that excess. Protection Plus(SM) earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal and (b) is the net contributions as adjusted by any prior withdrawals; and (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

If the annuitant is age 71 through 75 when we issue your contract (or if the successor owner/annuitant is between the ages of 71 and 75 when he or she becomes the successor owner/annuitant and Protection Plus(SM) had been elected at issue), the death benefit will be:


the greater of:


o the account value or


o any applicable death benefit

Increased by:

o such death benefit (as described above) less total net contributions, multiplied by 25%


The value of the Protection Plus(SM) death benefit is frozen on the first contract date anniversary after the annuitant turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Protection Plus(SM) death benefit is calculated, please see Appendix VII.

If you elect Spousal protection, the Protection Plus(SM) benefit is based on the age of the older spouse, who may or may not be the annuitant. Upon the death of the non-annuitant spouse, the account value will be increased by the value of the Protection Plus(SM) benefit as of the date we receive due proof of death. Upon the death of the annuitant, the value of the Protection Plus(SM) benefit is either added to the death benefit payment or to the account value if Successor owner/annuitant is elected. If the surviving spouse elects to continue the contract, the benefit will be based on the age of the surviving spouse as of the date of the non-surviving spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.

Protection Plus(SM) must be elected when the contract is first issued: neither the owner nor the successor owner/annuitant can add it subsequently. Ask your financial professional or see Appendix VIII later in this Prospectus to see if this feature is available in your state.


PRINCIPAL PROTECTOR(SM)

As described below, Principal Protector(SM) provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each contract year, your total withdrawals do not exceed your Guaranteed Annual withdrawal amount. Principal Protector(SM) is not an automated withdrawal program. You may request a withdrawal through any of our available withdrawal methods. See "Withdrawing your account value" in "Accessing your money" later in this Prospectus. All withdrawals reduce your account value and the guaranteed minimum death benefit.

Principal Protector(SM) may be elected at contract issue, for an additional charge, if the annuitant is age 0 through 85 for NQ contracts or age 20 through 75 for all IRA contracts. Please see "Principal Protector(SM) charge" in "Charges and expenses" later in this Prospectus for a description of the charge and when it applies. If you elect this benefit, you cannot terminate it.

If you die, and your beneficiary elects the Beneficiary continuation option, if available, your beneficiary may continue Principal Protector(SM) provided that the beneficiary was 75 or younger on the original contract date. If the beneficiary was older, Principal Protector(SM) will terminate without value even if the GWB benefit base is greater than zero. In the case of multiple beneficiaries, any beneficiary older than 75 may not continue Principal Protector(SM) and that beneficiary's portion of the GWB benefit base will terminate without value, even if it was greater than zero. The ability to continue Principal Protector(SM) under the Beneficiary continuation option is subject to state availability. When and if it is approved in your state, it will be added to your contract if you had already elected GWB. See "Beneficiary continuation option" under "Payment of death benefit" later in the Prospectus for more information on continuing Principal Protector(SM) under the Beneficiary continuation option.

If you are purchasing this contract as a TSA, QP or Inherited IRA, Principal Protector(SM) is not available. This benefit is also not available if you elect the Guaranteed minimum income benefit, the Greater of 6% Roll Up to age 85 and Annual Ratchet to Age 85 enhanced death benefit, Protection Plus(SM), GPB Option 1 or GPB Option 2 or the special dollar cost averaging program.

If you elect the Principal Protector(SM) option and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.



                                              Contract features and benefits  43

You should not purchase Principal Protector(SM) if you plan to take withdrawals in excess of your GWB Annual withdrawal amount because those withdrawals significantly reduce or eliminate the value of the benefit. See "Effect of GWB Excess withdrawals" below. For traditional IRAs, the Principal Protector(SM) makes provision for you to take lifetime required minimum distributions ("RMDs") without losing the value of the Principal Protector(SM) guarantee, provided you comply with the conditions under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, including utilization of our Automatic RMD service, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


YOUR GWB BENEFIT BASE

At issue, your GWB benefit base is equal to your initial contribution and will increase or decrease, as follows:

o Your GWB benefit base increases by the dollar amount of any additional contributions.

o  Your GWB benefit base decreases by the dollar amount of withdrawals.

o Your GWB benefit base may be further decreased if a withdrawal is taken in excess of your GWB Annual withdrawal amount.

o Your GWB benefit base may also be increased under the Optional step up provision.

o Your GWB benefit base may also be increased under the one time step up applicable with the Beneficiary continuation option.

Each of these events is described in detail below. Once your GWB benefit base is depleted, you may continue to make withdrawals from your account value, but they are not guaranteed under Principal Protector(SM).


YOUR GWB ANNUAL WITHDRAWAL AMOUNT

Your GWB Annual withdrawal amount is equal to either 5% or 7% ("Applicable percentage"), as applicable, of your initial GWB benefit base, and is the maximum amount that you can withdraw each year without making a GWB Excess withdrawal, as described below. When you purchase your contract, you choose between two available GWB Annual withdrawal options:

o  7% GWB Annual withdrawal option

o  5% GWB Annual withdrawal option

The GWB Annual withdrawal amount may decrease as a result of a GWB Excess withdrawal and may increase as a result of an Automatic reset, additional contributions or a "step up" of the GWB benefit base; each of these transactions are discussed below in detail. Once you elect a GWB Annual withdrawal option, it cannot be changed.

Your GWB Annual withdrawal amounts are not cumulative. If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the GWB Annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.


EFFECT OF GWB EXCESS WITHDRAWALS

A GWB Excess withdrawal is caused when you withdraw more than your GWB Annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your GWB Annual withdrawal amount, the entire amount of the withdrawal and each subsequent withdrawal in that contract year are GWB Excess withdrawals.

A GWB Excess withdrawal can cause a significant reduction in both your GWB benefit base and your GWB Annual withdrawal amount. If you make a GWB Excess withdrawal, we will recalculate your GWB benefit base and the GWB Annual withdrawal amount. As of the date of the GWB Excess withdrawal, the GWB benefit base is first reduced by the dollar amount of the withdrawal (including any applicable withdrawal charge), and the reduced GWB benefit base and the GWB Annual withdrawal amount are then further adjusted, as follows:

o If the account value after the deduction of the withdrawal is less than the GWB benefit base, then the GWB benefit base is reset equal to the account value.

o If the account value after the deduction of the withdrawal is greater than or equal to the GWB benefit base, then the GWB benefit base is not adjusted further.

o The GWB Annual withdrawal amount equals the lesser of: (i) the Applicable percentage of the adjusted GWB benefit base and (ii) the GWB Annual withdrawal amount prior to the GWB Excess withdrawal.

You should not purchase this benefit if you plan to take withdrawals in excess of your GWB Annual withdrawal amount, as such withdrawals significantly reduce or eliminate the value of Principal Protector(SM). If your account value is less than your GWB benefit base (due, for example, to negative market performance), a GWB Excess withdrawal, even one that is only slightly more than your GWB Annual withdrawal amount, can significantly reduce your GWB benefit base and the GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume in contract year four that your account value is $80,000, you have not made any prior withdrawals, and you request an $8,000 withdrawal. Your $100,000 benefit base is first reduced by $8,000 to now equal $92,000. Your GWB benefit base is then further reduced to equal the new account value: $72,000 ($80,000 minus $8,000). In addition, your GWB Annual withdrawal amount is reduced to $5,040 (7% of $72,000), instead of the original $7,000.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal exceeding the GWB Annual withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus. You should further note that a GWB Excess withdrawal that reduces your account value to zero eliminates any remaining value in



44  Contract features and benefits
your GWB benefit base. See "Termination of your contract" in "Determining your contract value" later in this Prospectus.

In general, if you purchase this contract as a traditional IRA and participate in our Automatic RMD service, and you do not take any other withdrawals, an automatic withdrawal under that program will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

If you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, and chooses scheduled payments, such payments will not cause a GWB Excess withdrawal, provided no additional withdrawals are taken. If your beneficiary chooses the "5-year rule" instead of scheduled payments, this waiver does not apply and a GWB Excess withdrawal may occur if withdrawals exceed the GWB Annual withdrawal amounts.


EFFECT OF AUTOMATIC RESET

If you take no withdrawals in the first five contract years, the Applicable percentage to determine your GWB Annual withdrawal amount will be automatically reset at no additional charge. The Applicable percentage under the 7% GWB Annual withdrawal option will be increased to 10%, and the Applicable percentage under the 5% GWB Annual withdrawal option will be increased to 7%. The Applicable percentage is automatically reset on your fifth contract anniversary, and your GWB Annual withdrawal amount will be recalculated.

If you die before the fifth contract anniversary, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, if available, the Automatic reset will apply on the fifth contract anniversary if you have not taken any withdrawals and: (1) your beneficiary chooses scheduled payments and payments have not yet started; or, (2) if your beneficiary chooses the "5-year rule" option and has not taken withdrawals. See "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus.


EFFECT OF ADDITIONAL CONTRIBUTIONS

Anytime you make an additional contribution, we will recalculate your GWB benefit base and your GWB Annual withdrawal amount. Your GWB benefit base will be increased by the amount of the contribution and your GWB Annual withdrawal amount will be equal to the greater of (i) the Applicable percentage of the new GWB benefit base, or (ii) the GWB Annual withdrawal amount in effect immediately prior to the additional contribution.

If you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, no additional contributions will be permitted.


THE OPTIONAL STEP UP PROVISION

Except as stated below, any time after the fifth contract anniversary, you may request a step up in the GWB benefit base to equal your account value. If your GWB benefit base is higher than the account value as of the date we receive your step up request, no step up will be made. If a step up is made, we may increase the charge for the benefit. For a description of the charge increase, see "Principal Protector(SM) charge" in "Charges and expenses" later in this Prospectus. Once you elect to step up the GWB benefit base, you may not do so again for five complete contract years from the next contract date anniversary. Under both the Spousal protection and the successor owner annuitant features, upon the first death, the surviving spouse must wait five complete contract years from the last step up or from contract issue, whichever is later, to be eligible for a step up.

As of the date of your GWB benefit base step up, your GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to your stepped up GWB benefit base.

It is important to note that a step up in your GWB benefit base may not increase your GWB Annual withdrawal amount. In that situation, the effect of the step up is only to increase your GWB benefit base and support future withdrawals. We will process your step up request even if it does not increase your GWB Annual withdrawal amount, and we will increase the Principal Protector(SM) charge, if applicable. In addition, you will not be eligible to request another step up for five complete contract years. After processing your request, we will send you a confirmation showing the amount of your GWB benefit base and your GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume you take withdrawals of $7,000 in each of the first five contract years, reducing the GWB benefit base to $65,000. After five contract years, further assume that your account value is $92,000, and you elect to step up the GWB benefit base from $65,000 to $92,000. The GWB Annual withdrawal amount is recalculated to equal the greater of 7% of the new GWB benefit base, which is $6,440 (7% of $92,000), or the current GWB Annual withdrawal amount, $7,000. Therefore, following the step up, even though your GWB benefit base has increased, your GWB Annual withdrawal amount does not increase and remains $7,000.

The Optional step up provision is not available once your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option. However, if you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, the GWB benefit base will be stepped up to equal the account value, if higher, as of the transaction date that we receive the Beneficiary continuation option election. As of the date of the GWB benefit base step up, your beneficiary's GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and
(ii) your GWB Applicable percentage applied to the stepped up GWB benefit base. This is a one-time step up at no additional charge.



OTHER IMPORTANT CONSIDERATIONS


o Principal Protector(SM) protects your principal only through withdrawals. Your account value may be less than your total contributions.

o You can take withdrawals under your contract without purchasing Principal Protector(SM). In other words, you do not need this benefit to make withdrawals.



                                              Contract features and benefits  45

o Amounts withdrawn in excess of your GWB Annual withdrawal amount may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year.

o Withdrawals made under Principal Protector(SM) will be treated, for tax purposes, in the same way as other withdrawals under your contract.

o All withdrawals are subject to all of the terms and conditions of the contract. Principal Protector(SM) does not change the effect of withdrawals on your account value or guaranteed minimum death benefit; both are reduced by withdrawals whether or not you elect Principal Protector(SM). See "How withdrawals are taken from your account value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus.

o If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

o GWB Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See "Effect of GWB Excess withdrawals" above in this section and "Withdrawing your account value" in "Accessing your money" later in this Prospectus.

o If you surrender your contract to receive its cash value, all benefits under the contract will terminate, including Principal Protector(SM) if your cash value is greater than your GWB Annual withdrawal amount. Therefore, when surrendering your contract, you should seriously consider the impact on Principal Protector(SM) when you have a GWB benefit base that is greater than zero.

o If you die and your beneficiary elects the Beneficiary continuation option, then your beneficiary should consult with a tax adviser before choosing to use the "5-year rule." The "5-year rule" is described in "Payment of death benefit" under "Beneficiary continuation option" later in this Prospectus. The GWB benefit base may be adversely affected if the beneficiary makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost.



INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


This contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. This contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. This contract may not be available in all states. Please speak with your financial professional for further information.


The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries will be treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "See Through Trust," the oldest beneficiary of the trust will be the annuitant.

o An inherited IRA beneficiary continuation contract is not available for annuitants over age 70.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "How you can purchase and contribute to your contract" earlier in this section.

o Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.


o  You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges, will apply as described in "Charges and expenses" later in this Prospectus.

o The Guaranteed minimum income benefit, successor owner/annuitant feature, special dollar cost averaging program,

46  Contract features and benefits
   automatic investment program, GPB Options 1 and 2, Principal Protector(SM) and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.


o If you die, we will pay to a beneficiary that you choose the greater of the annuity account value or the applicable death benefit.

o Upon your death, your beneficiary has the option to continue tak ing required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a single sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


We may require that you wait six months before you may apply for a contract with us again if:

o  you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.


Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.


In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.


                                              Contract features and benefits  47

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE
Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging; and (v) the loan reserve account (applies for Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as optional benefit charges; (ii) any applicable withdrawal charges; and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option less daily charges for:

(i)     mortality and expense risks;

(ii)    administrative expenses; and

(iii)   distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)     increased to reflect additional contributions;

(ii)    decreased to reflect a withdrawal (plus applicable withdrawal charges);


(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.


In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, GPB Option 2, Principal Protector(SM) and/or Protection Plus(SM) benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.



YOUR CONTRACT'S VALUE IN THE GUARANTEED
INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.


TERMINATION OF YOUR CONTRACT


Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VIII later in this Prospectus for any state variations with regard to terminating your contract.


PRINCIPAL PROTECTOR(SM)

If you elect Principal Protector(SM) and your account value falls to zero due to a GWB Excess withdrawal, we will terminate your contract and you will receive no payment or annuity benefit, as discussed below, even if your GWB benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not a GWB Excess withdrawal or due to a deduction of charges, please note the following:



48  Determining your contract's value

o If your GWB benefit base equals zero, we will terminate your contract and make no payment.

o If your GWB benefit base is greater than zero but less than or equal to the balance of your GWB Annual withdrawal amount, if any, for that contract year, we will terminate your contract and pay you any remaining GWB benefit base.

o If your GWB benefit base is greater than the balance of your remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay you your GWB Annual withdrawal amount balance and terminate your contract, and we will pay you your remaining GWB benefit base as an annuity benefit, as described below.

o If the Beneficiary continuation option is elected, and the account value falls to zero while there is a remaining GWB benefit base, we will make payments to the beneficiary as follows:

   o If the beneficiary had elected scheduled payments we will continue to make scheduled payments over remaining life expectancy until the GWB benefit base is zero, and the Principal Protector(SM) charge will no longer apply.

   o If the beneficiary had elected the "5-year rule" and the GWB benefit base is greater than the remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay the beneficiary the GWB Annual withdrawal amount balance. We will continue to pay the beneficiary the remaining GWB Annual withdrawal amount each year until the GWB benefit base equals zero, or the contract terminates at the end of the fifth contract year, whichever comes first. Any remaining GWB benefit base at the end of the fifth contract year will terminate without value.

ANNUITY BENEFIT. If the contract terminates and the remaining GWB benefit base is to be paid in installments, we will issue you an annuity benefit contract and make annual payments equal to your GWB Annual withdrawal amount on your contract anniversary beginning on the next contract anniversary, until the cumulative amount of such payments equals the remaining GWB benefit base (as of the date the contract terminates). The last installment payment may be smaller than the previous installment payments in order for the total of such payments to equal the remaining GWB benefit base.

The annuity benefit supplemental contract will carry over the same owner, annuitant and beneficiary as under your contract. If you die before receiving all of your payments, we will make any remaining payments to your beneficiary. The charge for Principal Protector(SM) will no longer apply.

If at the time of your death the GWB Annual withdrawal amount was being paid to you as an annuity benefit, your beneficiary may not elect the Beneficiary continuation option.



                                           Determining your contract's value  49

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE
At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3% or less.


o If the annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. As of February 15, 2005, maturities of less than eight years were not available. Also, the maturity dates may be no later than the date annuity payments are to begin.


o If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment and affect your GPB.

o  No transfers are permitted into the Special 10 year fixed maturity option.


Some states may have additional transfer restrictions. Please see Appendix VIII later in this Prospectus.


In addition, we reserve the right to restrict transfers among variable investment options as described in your contract, including limitations on the number, frequency, or dollar amount of transfers.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or,

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or,

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through EQAccess. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.

We will confirm all transfers in writing.



DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed for programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.



50  Transferring your money among investment options

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

The AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts") have adopted policies and procedures designed to discourage disruptive transfers by contract owners investing in the portfolios of the affiliated trusts. The affiliated trusts discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. As a general matter, the affiliated trusts reserve the right to refuse or limit any purchase or exchange order by a particular investor (or group of related investors) if the transaction is deemed harmful to the portfolio's other investors or would disrupt the management of the portfolio. The affiliated trusts monitor aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. When a contract owner is identified as having engaged in a potentially disruptive transfer for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or the affiliated trusts may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

We may also offer investment options with underlying portfolios that are not part of the AXA Premier VIP Trust or EQ Advisors Trust (the "unaffiliated trusts"). Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which may be different than those applied by the affiliated trusts. In most cases, the unaffiliated trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectus for the underlying trust for information regarding the policies and procedures, if any, employed by that trust and any associated risks of investing in that trust. If an unaffiliated trust advises us that there may be disruptive transfer activity from our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. If the underlying trust determines that the trading activity of a particular contract owner is disruptive, we will take action to limit the disruptive trading activity of that contract owner as discussed above.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/ participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential affects of frequent transfer activity are discussed above.



REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis).

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

While your rebalancing program is in effect, we will transfer amounts among the variable investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------
You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested; your rebalancing allocations will not be changed; and the rebalancing program will remain in effect unless you request that it be canceled in writing. There is no charge for the rebalancing feature.


                            Transferring your money among investment options  51

You may not elect the rebalancing program if you are participating in any dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the guaranteed interest option or fixed maturity options.


52  Transferring your money among investment options

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.


Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2," below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.



--------------------------------------------------------------------------------
                                   Method of withdrawal
                    ------------------------------------------------------------
                                                                Lifetime
                                                                required
                                              Substantially     minimum
 Contract           Lump sum    Systematic        equal       distribution
--------------------------------------------------------------------------------
NQ                    Yes          Yes             No             No
--------------------------------------------------------------------------------
Rollover IRA          Yes          Yes             Yes            Yes
--------------------------------------------------------------------------------
Flexible
 Premium IRA          Yes          Yes             Yes            Yes
--------------------------------------------------------------------------------
Roth Conversion
 IRA                  Yes          Yes             Yes            No
--------------------------------------------------------------------------------
Flexible Premium
 Roth IRA             Yes          Yes             Yes            No
--------------------------------------------------------------------------------
Inherited IRA         Yes           No             No             **
--------------------------------------------------------------------------------
QP                    Yes           No             No             Yes
--------------------------------------------------------------------------------
Rollover TSA*         Yes          Yes             No             Yes
--------------------------------------------------------------------------------
 * For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax Sheltered Annuity contracts (TSAs)" in "Tax information" later in this Prospectus.



** This contract pays out post-death required minimum distributions. See
   "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.



LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $300.

Lump sum withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus). Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.


SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions.)


You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. This option is not available if you have elected a Guaranteed principal benefit.


SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)


We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request lump sum withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until after the later of age 59-1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be



                                                        Accessing your money  53
liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

Substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge. This option is not available if you have elected a guaranteed principal benefit.



LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA, QP and Rollover TSA contracts only -- See "Tax information" later in this Prospectus)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request lump sum withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, please refer to "Tax information" later in this Prospectus for considerations on annuity contracts funding qualified plans, TSAs, and IRAs.

You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.


We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our automatic RMD service except if, when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.


If you elect Principal Protector(SM), provided no other withdrawals are taken during a contract year in which you participate in our Automatic RMD service, an automatic withdrawal using our service will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. If you take any other withdrawal while you participate in the service, however, this GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, you must elect and maintain participation in our Automatic RMD service at your required beginning date, or the contract date, if your required beginning date has occurred before the contract was purchased. See "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus for further information.


--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If the FMO amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option).


HOW WITHDRAWALS (AND TRANSFERS OUT OF THE SPECIAL 10 YEAR FIXED MATURITY OPTION) AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED PRINCIPAL BENEFIT OPTION 2

In general, withdrawals will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).


Transfers out of the Special 10 year fixed maturity option will reduce the GPB Option 2 amount on a pro rata basis. In addition, if you make a contract withdrawal from the Special 10 year fixed maturity option,



54  Accessing your money
we will reduce your GPB Option 2 in a similar manner; however, the reduction will reflect both a transfer out of the Special 10 year fixed maturity option and a withdrawal from the contract. Therefore, the reduction in GPB Option 2 is greater when you take a contract withdrawal from the Special 10 year fixed maturity option than it would be if you took the withdrawal from another investment option.

Similar to the example above, if your account value is $30,000 and you withdraw $12,000 from the Special 10 year fixed maturity option, you have withdrawn 40% of your account value. If your GPB Option 2 benefit was $40,000 before the withdrawal, the reduction to reflect the transfer out of the Special 10 year fixed maturity option would equal $16,000 ($40,000 x .40). The amount used to calculate the reduction to reflect the withdrawal from the contract is $24,000 ($40,000 - $16,000). The reduction to reflect the withdrawal would equal $9,600 ($24,000 x .40), and your new benefit after the withdrawal would be $14,400 ($24,000 - $9,600).


With respect to the Guaranteed minimum income benefit and the greater of 6% Roll up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, withdrawals will reduce each of the benefits' 6% Roll up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll up benefit base on the most recent contract date anniversary. Additional contributions made during a contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.


HOW WITHDRAWALS AFFECT PRINCIPAL PROTECTOR(SM)

If you elect Principal Protector(SM), any withdrawal reduces your GWB benefit base by the amount of the withdrawal. In addition, a GWB Excess withdrawal can significantly reduce your GWB Annual withdrawal amount and further reduce your GWB benefit base. For more information, see "Effect of GWB Excess withdrawals" and "Other important considerations" under "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.


WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate this contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR PRINCIPAL PROTECTOR(SM). If you elect Principal Protector(SM), all withdrawal methods described above can be used. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is a GWB Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to a GWB Excess withdrawal. In other words, if you take a GWB Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWB benefit base is greater than zero. Please also see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus. Please also see "Principal Protector(SM)" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.



LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are enrolled in our "automatic required minimum distribution (RMD) service."


You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Please see Appendix VIII later in this Prospectus for any state restrictions you may be subject to if you take a loan from a Rollover TSA contract. Also, see "Tax information" later in this Prospectus for general rules applicable to loans.


We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless


                                                        Accessing your money  55
you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If FMO amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option). If amounts are withdrawn from the Special 10 year fixed maturity option, the guaranteed benefit will be adversely affected. See "Guaranteed principal benefit option 2" in "Contract features and benefits" earlier in this Prospectus.


We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE


You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.


All benefits under the contract will terminate as of the date we receive the required information, including Principal Protector(SM) (if applicable) if your cash value is greater than your GWB Annual withdrawal amount. If you have a GWB benefit base greater than zero, you should consider the impact of a contract surrender on the Principal Protector(SM) benefit. If your surrender request does not constitute a GWB Excess withdrawal, you may be eligible for additional benefits. If, however, your surrender request constitutes a GWB Excess withdrawal, you will lose those benefits. For more information, please see "Annuity benefit" under "Termination of your contract" in "Determining your contract value" and "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.



WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

YOUR ANNUITY PAYOUT OPTIONS


Accumulator(R) offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VIII later in this Prospectus for variations that may apply in your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Our Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus). If you elect Principal Protector(SM) and choose to annuitize your contract, Principal Protector(SM) will terminate without value even if your GWB benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than your GWB benefit base. See "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus for further information.





--------------------------------------------------------------------------------
Fixed annuity payout options          Life annuity
                                      Life annuity with period certain
                                      Life annuity with refund certain
                                      Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity            Life annuity
   payout options                     Life annuity with period certain
--------------------------------------------------------------------------------
Income Manager(R) payout options      Life annuity with period certain
   (available for annuitants age 83   Period certain annuity
   or less at contract issue)
--------------------------------------------------------------------------------


o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it


56  Accessing your money
   provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in portfolios of EQ Advisors Trust and AXA Premier VIP Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R).

For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

Depending upon your circumstances, an Income Manager(R) contract may be purchased on a tax-free basis. Please consult your tax adviser. The Income Manager(R) payout options are not available in all states.



THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.


For the fixed annuity payout option, the withdrawal charge applicable under your Accumulator(R) is imposed if you select a period certain. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under the Accumulator(R). If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) is greater than 2% of the contributions that



                                                        Accessing your money  57
remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."



SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R) contract date. Except with respect to the Income Manager(R) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier.

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.


ANNUITY MATURITY DATE


Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday.

Please see Appendix VIII later in this Prospectus for variations that may apply in your state.

Before the last day by which annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(R) annuity payout option is chosen.



58  Accessing your money

5. Charges and expenses

--------------------------------------------------------------------------------


CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o  A mortality and expense risks charge

o  An administrative charge

o  A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o On each contract date anniversary -- a charge if you elect a death benefit (other than the Standard death benefit).

o On each contract date anniversary -- a charge for the Guaranteed minimum income benefit, if you elect this optional benefit.


o On each contract date anniversary -- a charge for Principal Protector(SM), if you elect this optional benefit.

o On each contract date anniversary -- a charge for Protection Plus(SM), if you elect this optional benefit.


o On the first 10 contract date anniversaries -- a charge for GPB Option 2, if you elect this optional benefit.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.


More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.


The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.


MORTALITY AND EXPENSE RISKS CHARGE


We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. The daily charge is equivalent to an annual rate of 0.75% of the net assets in each variable investment option.


The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.


ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.30% of the net assets in each variable investment option.


DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.


                                                        Charges and expenses  59

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.

WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or apply your cash value to a non-life contingent payout option.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:


--------------------------------------------------------------------------------
                         Contract year
--------------------------------------------------------------------------------
                    1     2     3     4     5     6     7     8+
--------------------------------------------------------------------------------
   Percentage of
    contribution    7%    7%    6%    6%    5%    3%    1%    0%
--------------------------------------------------------------------------------


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

For contracts issued in New York, please see Appendix VIII later in this Prospectus for the New York withdrawal charge schedule applicable to monies withdrawn from and transferred among the fixed maturity options.

For Pennsylvania contracts for annuitants who are age 84 or 85 at issue, please see Appendix VIII later in this Prospectus for possible withdrawal charge schedule variations.


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

The withdrawal charge does not apply in the circumstances described below.


10% free withdrawal amount. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year, or in the case of the first contract year, your initial contribution, minus any other withdrawals made during the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.


For NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.


If you elect Principal Protector(SM), we will waive any withdrawal charge for any withdrawal during the contract year up to the GWB Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Withdrawal charges, are applied to the amount of the withdrawal that exceeds the GWB Annual withdrawal amount.


Certain withdrawals. If you elected the Guaranteed minimum income benefit and/or the Greater of 6% roll up to age 85 or the annual ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year rollup portion of the related benefit bases. If your withdrawals exceed the amount described above, this waiver is not applicable to that withdrawal nor to any subsequent withdrawal for the life of the contract.


Disability, terminal illness, or confinement to nursing home.

The withdrawal charge also does not apply if:

(i) The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii) The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

60  Charges and expenses

- its main function is to provide skilled, intermediate, or custodial nursing care;
- it provides continuous room and board to three or more persons;
- it is supervised by a registered nurse or licensed practical nurse;
- it keeps daily medical records of each patient;
- it controls and records all medications dispensed; and
- its primary service is other than to provide housing for residents.


We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll up to age 85 or the Annual Ratchet to age 85 benefit base for which it is in effect.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.


STANDARD DEATH BENEFIT. There is no additional charge for the standard death benefit.


GUARANTEED PRINCIPAL BENEFIT OPTION 2


If you purchase GPB Option 2, we deduct a charge annually from your account value on the first 10 contract date anniversaries. The charge is equal to 0.50% of the account value. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct any remaining portion of the charge from amounts in any fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such amounts are insufficient, we will deduct all or a portion from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).



GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options .


If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.



PROTECTION PLUS(SM) CHARGE

If you elect Protection Plus(SM), we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient,



                                                        Charges and expenses  61
we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).


PRINCIPAL PROTECTOR(SM) CHARGE

If you elect Principal Protector(SM), we deduct a charge annually as a percentage of your account value on each contract anniversary. If you elect the 5% GWB Annual withdrawal option, the charge is equal to 0.35%. If you elect the 7% GWB Annual withdrawal option, the charge is equal to 0.50%. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. If you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, we will not deduct a pro rata portion of the charge upon your death. However, the Principal Protector(SM) charge will continue. A market value adjustment will apply to deductions from the fixed maturity options.

If your GWB benefit base falls to zero but your contract is still in force, the charge will be suspended as of the next contract date anniversary. The charge will be reinstated, as follows: (i) if you make a subsequent contribution, we will reinstate the charge that was in effect at the time your GWB benefit base became depleted, (ii) if you elect to exercise the Optional step up provision, we will reinstate a charge, as discussed immediately below, and (iii) if your beneficiary elects the Beneficiary continuation option and reinstates the Principal Protector(SM) benefit with a one time step up, we will reinstate the charge that was in effect when the GWB benefit base fell to zero.

If your beneficiary elects the Beneficiary continuation option, and is eligible to continue Principal Protector(SM), the benefit and the charge will continue unless your beneficiary tells us to terminate the benefit at the time of election.

OPTIONAL STEP UP CHARGE. Every time you elect the Optional step up, we reserve the right to raise the benefit charge at the time of the step up. The maximum charge for Principal Protector(SM) with a 5% GWB Annual withdrawal option is 0.60%. The maximum charge for Principal Protector(SM) with a 7% GWB Annual withdrawal amount option is 0.80%. The increased charge, if any, will apply as of the next contract anniversary following the step up and on all contract anniversaries thereafter.

If you die and your beneficiary elects the Beneficiary continuation option, if available, a one time step up only (at no additional charge) is applicable. For more information on the Optional step up, one time step up and Automatic reset provisions, see "Principal Protector(SM) " in "Contract features and benefits."

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o  Management fees ranging from 0.10% to 1.50%.

o  12b-1 fees of either 0.25% or 0.35%.


o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.


o  Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these


62  Charges and expenses
rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


                                                        Charges and expenses  63

6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT
You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned by a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the annuitant. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary so that the custodian can reinvest or distribute the death benefit as the beneficiary of the account desires.


The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Protection Plus(SM) feature, as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the annuitant's death adjusted for any subsequent withdrawals. The death benefit will be less a deduction for any outstanding loan plus accrued interest on the date that the death benefit payment is made (applies to Rollover TSA only).



EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a surviving spouse who is the sole primary beneficiary of the deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. The Successor owner/ annuitant feature is only available under NQ and individually owned IRA contracts (other than Inherited
IRAs).

For NQ and all types of IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT


Under certain conditions the owner changes after the original owner's death for purposes of receiving required distributions from the contract. When the owner is not the annuitant under an NQ contract and the owner dies before annuity payments begin, unless you specify otherwise, the beneficiary named to receive the death benefit upon the annuitant's death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time during your life by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

You should carefully consider the following if you have elected the Guaranteed minimum income benefit and you are the owner, but not the annuitant. Because the payments under the Guaranteed minimum income benefit are based on the life of the annuitant, and the federal tax law required distributions described below are based on the life of the successor owner, a successor owner who is not also the annuitant may not be able to exercise the Guaranteed minimum income benefit if you die before annuity payments begin. Therefore, one year before you become eligible to exercise the Guaranteed minimum income benefit you should consider the effect of your beneficiary designations on potential payments after your death. For more information, see "Exercise rules" under "Our Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus.


Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:


o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (the "5-year rule"), or in a joint ownership situation, the death of the first owner to die.

o If Principal Protector(SM) was elected and if the "5-year rule" is elected and the successor owner dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value. Your successor owner should consult with a tax adviser before choosing to use the "5-year rule." The GWB benefit base may be adversely affected if the successor owner makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost. If you elect Principal Protector(SM), the successor owner has the option to terminate the benefit and charge upon receipt by us of due proof of death and notice to discontinue the benefit; otherwise, the benefit and charge will automatically continue.


o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one


64  Payment of death benefit
   year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

o  A successor owner should name a new beneficiary.


If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed in "Beneficiary continuation option" below.


HOW DEATH BENEFIT PAYMENT IS MADE


We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. Payment of the death benefit in a lump sum terminates all rights and any applicable guarantees under the contract, including Guaranteed minimum income benefit, GPB Options 1 and 2 and Principal Protector(SM). Subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this Prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.



SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant. The successor owner/annuitant must be 85 or younger as of the date of the non-surviving spouse's death.


If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary to effect the Successor owner/annuitant feature, we will increase the account value to equal your elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus(SM) feature, and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be considered to be withdrawn only after all other amounts have been withdrawn.


We will determine whether your applicable Guaranteed minimum death benefit option will continue as follows:

o If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/ annuitant was age 84 or younger at death, the Guaranteed minimum death benefit continues based upon the option that was elected by the original owner/annuitant and will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

o If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/ annuitant was age 85 or older at death, we will reinstate the Guaranteed minimum death benefit that was elected by the original owner/annuitant. The benefit will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

o If the successor owner/annuitant is age 76 or over on the date of the original owner/annuitant's death, the Guaranteed minimum death benefit will no longer grow, and we will no longer charge for the benefit.


If you elect Principal Protector(SM), the benefit and charge will remain in effect. If the GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector(SM) charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.


Where a NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.


For information on the operation of the successor owner/annuitant feature with the Guaranteed minimum income benefit, see "Exercise of Guaranteed minimum income benefit" under "Our Guaranteed minimum income benefit option" in "Contract features and benefits," earlier in this Prospectus. For information on the operation of this feature with Protection Plus(SM), see "Protection Plus(SM)" in "Guaranteed minimum death benefit" under "Contract features and benefits," earlier in this Prospectus.



SPOUSAL PROTECTION


SPOUSAL PROTECTION OPTION FOR NQ CONTRACTS ONLY. This feature permits spouses who are joint contract owners to increase the account value to equal the guaranteed minimum death benefit, if higher, and by the value of any Protection Plus(SM) benefit, if elected, upon the death of either spouse. This account value "step up" occurs even if the surviving spouse was the named annuitant. If you and your spouse jointly own the contract and one of you is the named annuitant, you may



                                                    Payment of death benefit  65
elect the Spousal protection option at the time you purchase your contract at no additional charge. Both spouses must be between the ages of 20 and 70 at the time the contract is issued and must each be named the primary beneficiary in the event of the other's death.


The annuitant's age is generally used for the purpose of determining contract benefits. However, for the Annual Ratchet to age 85 and the Greater of 6% Roll up to age 85 or Annual Ratchet to age 85 guaranteed minimum death benefits and the Protection Plus(SM) benefit, the benefit is based on the older spouse's age. The older spouse may or may not be the annuitant.

If the annuitant dies prior to annuitization, the surviving spouse may elect to receive the death benefit, including the value of the Protection Plus(SM) benefit, or, if eligible, continue the contract as the sole owner/ annuitant by electing the successor owner/annuitant option. If the non-annuitant spouse dies prior to annuitization, the surviving spouse continues the contract automatically as the sole owner/annuitant. In either case, the contract would continue, as follows:



o As of the date we receive due proof of the spouse's death, the account value will be re-set to equal the Guaranteed minimum death benefit as of the date of the non-surviving spouse's death, if higher, increased by the value of the Protection Plus(SM) benefit.

o The Guaranteed minimum death benefit continues to be based on the older spouse's age for the life of the contract, even if the younger spouse is originally or becomes the sole owner/annuitant.

o The Protection Plus(SM) benefit will now be based on the surviving spouse's age at the date of the non-surviving spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit will be discontinued even if the surviving spouse is the older spouse (upon whose age the benefit was originally based).

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the successor owner/annuitant, if applicable. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

o If the annuitant dies first, withdrawal charges will no longer apply to any contributions made prior to the annuitant's death. If the non-annuitant spouse dies first, the withdrawal charge schedule remains in effect with regard to all contributions.

o If you elect Principal Protector(SM), the benefit and charge will remain in effect. If your GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector(SM) charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.


We will not allow Spousal protection to be added after contract issue. If there is a change in owner or primary beneficiary, the Spousal protection benefit will be terminated. If you divorce but do not change the owner or primary beneficiary, Spousal protection continues.


BENEFICIARY CONTINUATION OPTION


This feature permits a designated individual, on the contract owner's death, to maintain a contract in the deceased contract owner's name and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VIII later in this Prospectus for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus(SM) feature, adjusted for any subsequent withdrawals. Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:


o  The contract continues in your name for the benefit of your beneficiary.

66  Payment of death benefit

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.


o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal Protector(SM) (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal Protector(SM) may continue to apply.


o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o  Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


o If you had elected Principal Protector(SM), your spousal beneficiary may not continue Principal Protector(SM), and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector(SM) should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector(SM) and non-spousal beneficiaries may continue with Principal Protector(SM). In this case, the spouse's portion of the GWB benefit base will terminate without value.

o If you had elected Principal Protector(SM), your non-spousal beneficiary may continue the benefit, as follows:

o  The beneficiary was 75 or younger on the original contract date.

o The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

o One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector(SM) is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. If the beneficiary chooses not to reinstate the Principal Protector(SM) at the time the Beneficiary continuation option is elected, Principal Protector(SM) will terminate.

o If there are multiple beneficiaries each beneficiary's interest in the GWB benefit base will be separately accounted for.

o As long as the GWB benefit base is $5,000 or greater, the benefi ciary may elect the Beneficiary continuation option and continue Principal Protector(SM) even if the account value is less than $5,000.

o If scheduled payments are elected, the beneficiary's scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

o If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

o Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity commencement date, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis


                                                    Payment of death benefit  67
and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o  The contract continues in your name for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.


o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal Protector(SM) (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal Protector(SM) may continue to apply.


o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. If the beneficiary chooses "Withdrawal Option 1", the beneficiary cannot later withdraw funds in addition to the scheduled payments the beneficiary is receiving; "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled payments, at any time. However, the scheduled payments under "Withdrawal Option 1" are afforded favorable tax treatment as "annuity payments." See "Taxation of nonqualified annuities" in "Tax Information" later in this Prospectus.

o  Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


o If you had elected Principal Protector(SM), your spousal beneficiary may not continue Principal Protector(SM), and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector(SM) should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that you must be the owner and annuitant and your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector(SM) and non-spousal beneficiaries may continue with Principal Protector(SM). In this case, the spouse's portion of the GWB benefit base will terminate without value.

o If the non-spousal beneficiary chooses scheduled payments under "Withdrawal Option 1," as discussed above in this section, Principal Protector(SM) may not be continued and will automatically terminate without value even if the GWB benefit base is greater than zero.

o If you had elected Principal Protector(SM), your non-spousal beneficiary may continue the benefit, as follows:

o  The beneficiary was 75 or younger on the original contract date.

o The benefit and charge will remain in effect unless your benefi ciary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

o One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector(SM) is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. If the beneficiary chooses not to reinstate the Principal Protector(SM) at the time the Beneficiary continuation option is elected, Principal Protector(SM) will terminate.

o If there are multiple beneficiaries, each beneficiary's interest in the GWB benefit base will be separately accounted for.

o As long as the GWB benefit base is $5,000 or greater, the benefi ciary may elect the Beneficiary continuation option and continue Principal Protector(SM) even if the account value is less than $5,000.

o If scheduled payments under "Withdrawal Option 2" is elected, the beneficiary's scheduled payments will be calculated using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that



68  Payment of death benefit
   person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

o If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

o Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect scheduled payments under "Withdrawal Option 2" rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

If you are both the owner and annuitant:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus(SM) feature, adjusted for any subsequent withdrawals.


o  No withdrawal charges will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

o If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

o  The annuity account value will not be reset to the death benefit amount.

o The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free corridor amount will continue to apply to withdrawals but does not apply to surrenders.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free corridor amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

If a contract is jointly owned:

o The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

o If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" earlier in this section.

o If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" earlier in this section.


                                                    Payment of death benefit  69

7.  Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

President Bush signed the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") on June 7, 2001. Many of the provisions of EGTRRA became be effective on January 1, 2002, and are phased in during the first decade of the twenty-first century. In the absence of future legislation, all of the amendments made by EGTRRA will no longer apply after December 31, 2010, and the law in effect in 2001 will apply again. In general, EGTRRA liberalizes contributions that can be made to all types of tax-favored retirement plans. In addition to increasing amounts that can be contributed and permitting individuals over age 50 to make additional contributions, EGTRRA also permits rollover contributions to be made between different types of tax-favored retirement plans. Please discuss with your tax adviser how EGTRRA affects your personal financial situation.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs") and Code Section 403(b) Arrangements ("TSAs"), respectively: an IRA or 403(b) annuity contract such as this one, or an IRA or 403(b)(7) custodial or other qualified account. Annuity contracts can also be purchased in connection with retirement plans qualified under Code Section 401 ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as Accumulator's(R) choice of death benefits, the Guaranteed minimum income benefit, special dollar cost averaging, selection of investment funds, guaranteed interest option, fixed maturity options and its choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Beginning in 2006, certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, TSAs and IRAs. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).


70  Tax information

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.



ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.



PROTECTION PLUS(SM) FEATURE

In order to enhance the amount of the death benefit to be paid at the annuitant's death, you may purchase a Protection Plus(SM) rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Protection Plus(SM) rider is not part of the contract. In such a case the charges for the Protection Plus(SM) rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).



CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.


o the owner and the annuitant are the same under the source contract and the Accumulator(R) NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the Accumulator(R) NQ contract.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract. The IRS has not specifically addressed the tax treatment of the Spousal protection benefit. Please consult with your tax adviser before electing this feature.


BENEFICIARY CONTINUATION OPTION

We have received a private letter ruling from the IRS regarding certain tax consequences of scheduled payments under the beneficiary continuation option for NQ contracts. See the discussion "Beneficiary continuation option for NQ Contracts only" in "Payment of death benefit" earlier in this Prospectus. Among other things, the IRS rules that:


o scheduled payments under the beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects "Withdrawal Option 1" or "Withdrawal Option 2";

o scheduled payments, any additional withdrawals under "Withdrawal Option 2", or contract surrenders under "Withdrawal Option 1" will only be taxable to the beneficiary when amounts are actually paid, regardless of the "Withdrawal Option" selected by the beneficiary;

o a beneficiary who irrevocably elects scheduled payments with "Withdrawal Option 1" will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.


The ruling specifically does not address the taxation of any payments received by a beneficiary electing "Withdrawal Option 2" (whether



                                                             Tax information  71
scheduled payments or any withdrawal that might be taken). The ruling also does not address the effect of the retention of the Principal Protector(SM) feature discussed earlier in this Prospectus under "Contract features and benefits," which a non-spousal beneficiary may elect under certain conditions. Before electing the beneficiary continuation option feature, the individuals you designate as beneficiary or successor owner should discuss with their tax advisers the consequences of such elections.


The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax.
Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Accounts 45 and 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.


The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Accounts 45 and 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.


Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Accounts 45 and 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Accounts 45 and 49.


SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO


Income from NQ contracts we issue is U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.



INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:


o Traditional IRAs, typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

o  Roth IRAs, funded on an after-tax basis.


Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. We also offer the Inherited IRA for payment of post-death required minimum distributions in traditional IRA and Roth IRA. This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts



72  Tax information
owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.


We have not applied for an opinion letter from the IRS to approve the respective forms of the Accumulator(R) traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. We have received IRS opinion letters approving the respective forms of a similar traditional IRA and Roth IRA endorsement for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) traditional and Roth IRA contracts.

The Inherited IRA beneficiary continuation contract has not been submitted to the IRS for approval as to form for use as a traditional IRA or Roth IRA.



PROTECTION PLUS(SM) FEATURE


The Protection Plus(SM) feature is offered for IRA contracts, subject to state and contract availability. We have received IRS opinion letters that the contract with a similar Protection Plus(SM) feature qualifies as to form for use as a traditional IRA and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) traditional and Roth IRA contracts. You should discuss with your tax adviser whether you should consider purchasing an Accumulator(R) IRA or Accumulator(R) Roth IRA with optional Protection Plus(SM) feature.

Your right to cancel within a certain number of days

You can cancel any version of the Accumulator(R) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel with a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

Traditional individual retirement annuities (traditional IRAs)

Contributions to traditional IRAs. Individuals may make three different types of contributions to a traditional IRA:

o  regular contributions out of earned income or compensation; or

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


Regular contributions to traditional IRAs

Limits on contributions. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $4,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for each of the taxable years 2005 and 2006. When your earnings are below $4,000 your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you reach age 50 before the close of the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make an additional "catch-up contribution" of up to $500 to your traditional IRA for 2005. This amount increases to $1,000 for the taxable year 2006.

Special rules for spouses. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $4,000, married individuals filing jointly can contribute up to $8,000 for each of the taxable years 2005 and 2006 to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $4,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $4,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. "Catch-up" contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.

Deductibility of contributions. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your traditional IRAs for the taxable year up to the maximum amount discussed earlier in this section under "Limits on contributions". That is, for each of the taxable years 2005 and 2006, your fully deductible contribution can be up to $4,000, or if less, your earned income. The dollar limit is $4,500 for people eligible to make age
50 - 70-1/2 catch-up contributions for 2005 and $5,000 for 2006, respectively.

If you are covered by a retirement plan during any part of the year, and your adjusted gross income (AGI) is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your traditional IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your traditional IRAs.



                                                             Tax information  73

If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 in 2005 and later years.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $70,000 and $80,000 in 2005 and AGI between $75,000 and $85,000 in 2006. In 2007, the deduction will phase out for AGI between $80,000 and $100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with an AGI between $150,000 and $160,000.

To determine the deductible amount of the contribution for 2005, for example, you determine AGI and subtract $50,000 if you are single, or $70,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


 ($10,000-excess AGI)     times    the maximum   Equals    the adjusted
 --------------------       x        regular        =       deductible
  divided by $10,000               contribution            contribution
                                   for the year               limit


Additional "Saver's Credit" for contributions to a traditional IRA or Roth IRA

You may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. The final year this credit is available is 2006. If you qualify, you may take this credit even though your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return and your adjusted gross income cannot exceed $50,000. The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution. Saver's-credit-eligible contributions may be made to a 401(k) plan, 403(b) TSA, governmental employer 457(b) plan, SIMPLE IRA or SARSEP IRA, as well as a traditional IRA or Roth IRA.

Nondeductible regular contributions. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum dollar per person limit for the applicable taxable year ($4,000 for 2005 and 2006). The dollar limit is $4,500 in 2005 and $5,000 in 2006 for people eligible to make age 50 - 70-1/2 "catch-up" contributions. See "Excess contributions" later in this section. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

When you can make regular contributions. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year.

Rollover and transfer contributions to traditional IRAs

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o  qualified plans;

o  governmental employer 457(b) plans;

o TSAs (including Internal Revenue Code Section 403(b)(7) custo dial accounts); and

o  other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Rollovers from "eligible retirement plans" other than traditional IRAs

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate



74  Tax information
payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

o  Do it yourself:
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover:
   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA, qualified plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  hardship withdrawals; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any after-tax contributions you have made to a qualified plan or TSA (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan.

Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Excess contributions

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contri bution amount for the applicable taxable year; or

o  regular contributions to a traditional IRA made after you reach age 70-1/2;
   or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed later in this section under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from an eligible retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and


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(3) you took no tax deduction for the excess contribution.

Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" earlier in this section; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" earlier in this section.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a TSA or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

Required minimum distributions

Background on Regulations--Required Minimum Distributions. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations will require, beginning in 2006, that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

Lifetime required minimum distributions. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

When you have to take the first lifetime required minimum distribution. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

How you can calculate required minimum distributions.
There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the



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account value and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take more than you need to for any year? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that - you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Individual beneficiary. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owners death. No distribution is required before that fifth year.

Spousal beneficiary. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

Non-individual beneficiary. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.



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Successor owner and annuitant

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, no death benefit is payable until your surviving spouse's death.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:

o    on or after your death; or

o    because you are disabled (special federal income tax definition);
     or

o used to pay certain extraordinary medical expenses (special fed eral income tax definition); or

o used to pay medical insurance premiums for unemployed indi viduals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special fed eral income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.

Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Accumulator(R) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

Contributions to Roth IRAs

Individuals may make four different types of contributions to a Roth IRA:

o    regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o    tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth Conversion IRA or a Flexible Premium Roth IRA contract. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Regular contributions to Roth IRAs

Limits on regular contributions. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $4,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for each of the taxable years 2005 and 2006. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $4,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion earlier in this section under traditional IRAs. If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, additional catch-up contributions totaling up to $500 can be made for the taxable year 2005. This amount increases to $1,000 for the taxable year 2006.



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With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

When you can make contributions. Same as traditional IRAs.

Deductibility of contributions. Roth IRA contributions are not tax deductible.

Rollovers and direct transfers

What is the difference between rollover and direct transfer transactions? You may make rollover contributions to a Roth IRA from only two sources:

o  another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, a TSA under Section 403(b) of the Internal Revenue Code or any other eligible retirement plan. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Conversion contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59-1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the traditional IRA conversion. Beginning in 2005, modified adjusted gross income for this purpose will also exclude any lifetime required minimum distribution from a traditional IRA.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age 70-1/2.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

How to recharacterize. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to--



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trustee transfer. If the transfer is made by the due date (including extensions)
for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA).

To recharacterize a contribution, you must use our forms.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

Withdrawals, payments and transfers of funds out of Roth
IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o  Rollovers from a Roth IRA to another Roth IRA;

o  Direct transfers from a Roth IRA to another Roth IRA;

o  Qualified distributions from a Roth IRA; and

o  Return of excess contributions or amounts recharacterized to a traditional
   IRA.

Qualified distributions from Roth IRAs. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o  you are age 59-1/2; or older or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

Nonqualified distributions from Roth IRAs. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

    (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

    (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped and added together as follows:



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(1)  All distributions made during the year from all Roth IRAs you maintain --
     with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contribu tions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2005 and the conversion contribution is made in 2006, the conversion contribution is treated as contributed prior to other conversion contributions made in 2006.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death

Same as traditional IRA under "What are the required minimum distribution payments after you die?"

Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

General

This section of the Prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

PLEASE NOTE: The following discussion reflects our understanding of some of the current federal income tax rules applicable to Section 403(b) of the Code. The IRS and Treasury have recently issued Proposed Regulations on Section 403(b) of the Code. If finalized in their current form, these Proposed Regulations would affect the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. Please consult your tax adviser concerning how these Proposed Regulations could affect you.

Generally, there are two types of funding vehicles available for 403(b) arrangements -- an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Protection Plus(SM) feature

The Protection Plus(SM) feature is offered for Rollover TSA contracts, subject to state and contract availability. There is a limit to the amount of life insurance benefits that TSAs may offer. Although we view the optional Protection Plus(SM) benefit as an investment protection feature which should have no adverse tax effect and not as a life insurance benefit, the IRS has not specifically addressed this question. It is possible that the IRS could take a contrary position regarding tax qualification or assert that the Protection Plus(SM) rider is not a permissible part of a TSA contract. If the IRS were to take the position that the optional Protection Plus(SM) benefit is not part of the contract, in such a case, the charges for the Protection Plus(SM) rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could affect the tax qualification of the TSA and could be taxable. Were the IRS to take any adverse position, AXA Equitable would take all reasonable steps to attempt to avoid any adverse result, which would include amending the contract (with appropriate notice to you). You should discuss with your tax adviser whether you should consider purchasing an Accumulator(R) Rollover TSA contract with the optional Protection Plus(SM) feature.

Contributions to TSAs

There are two ways you can make contributions to establish this Accumulator(R) Rollover TSA contract:

o  a full or partial direct transfer of assets ("direct transfer") from


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   another contract or arrangement that meets the requirements of Section
   403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24;
   or

o  a rollover from another 403(b) arrangement.

If you make a direct transfer, you must fill out our transfer form.

We do not accept after-tax funds in the Rollover TSA.

Employer-remitted contributions. The Accumulator(R) Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free direct transfer contributions from another 403(b) arrangement and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

Rollover or direct transfer contributions. Once you establish your Rollover TSA contract with 403(b)-source funds, you may make subsequent rollover contributions to your Rollover TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other TSAs and 403(b) arrangements. All rollover contributions must be pre-tax funds only with appropriate documentation satisfactory to us.

Generally, you may make a rollover contribution to your TSA when you have a distributable event from an existing TSA or other eligible retirement plan as a result of your:

o termination of employment with the employer who provided the funds for the plan; or

o  reaching age 59-1/2 even if you are still employed; or

o  disability (special federal income tax definition).

You can roll over pre-tax funds from a traditional IRA to a TSA at any time.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan. We do not currently separately account for rollover contributions from other eligible retirement plans.

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Accumulator(R) contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Accumulator(R) Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Accumulator(R) Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o  you are or will be at least age 70-1/2 in the current calendar year, and

o you have retired from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Accumulator(R) Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o rollover by check of the proceeds from another TSA or eligible retirement plan; or

o  direct rollover from another TSA or eligible retirement plan; or

o  direct transfer under Revenue Ruling 90-24 from another TSA.

Distributions from TSAs

General. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

Withdrawal restrictions. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:



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o  you are severed from employment with the employer who provided the funds to purchase the TSA you are transferring to the Accumulator(R) Rollover TSA; or

o  you reach age 59-1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o  you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988, account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts transferred to your TSA contract.

This paragraph applies only to participants in a Texas Optional retirement program. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" later in this section) are met; or

(2)  death; or

(3)  retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgment from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

Tax treatment of distributions. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" later in this section. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we currently do not accept after-tax funds, we do not track your investment in the contract, if any. We will report all distributions from this Rollover TSA as fully taxable. It is your responsibility to determine how much of the distribution is taxable.

Distributions before annuity payments begin. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

Annuity Payments. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

Payments to a beneficiary after your death. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan.

Loans from TSAs. You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:



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


   (1) the greater of $10,000 or 50% of the participant's nonfor feitable accrued benefits; and

   (2) $50,000 reduced by the excess (if any) of the highest out standing loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.


o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

o  the loan does not qualify under the conditions above;

o  the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

See Appendix VIII later in this Prospectus for any state rules that may affect loans from a Rollover TSA contract.

Tax-deferred rollovers and direct transfers. You may roll over an "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to any of the following: a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

Required minimum distributions

Generally the same as traditional IRA with these differences:

When you have to take the first required minimum distribution. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required mini mum distributions to age 75 of the portion of their account value attributable to their December 31, 1986, TSA account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Accumulator(R) Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Rollover TSA on the form used to establish the TSA, you do not qualify.

Spousal consent rules

This will only apply to you if you establish your Accumulator(R) Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:



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o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribu tion from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $17,760 in periodic annuity payments in 2005, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

Mandatory withholding from TSA and qualified plan distributions

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions. An eligible rollover distribution from a TSA or a qualified plan can be rolled over to another eligible retirement plan. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  hardship withdrawals; or



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o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  a death benefit payment to a beneficiary who is not your surviving spouse;
   or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.



SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS


For QP contracts, your plan administrator or trustee notifies you as to tax consequences. See Appendix II at the end of this Prospectus.


IMPACT OF TAXES TO AXA EQUITABLE


The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information

--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49 operations are accounted for without regard to AXA Equitable's other operations.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or the Separate Account No. 49.

Each subaccount (variable investment option) within the Separate Accounts invests solely in class IB/B shares issued by the corresponding portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, either Separate Account, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate each Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against each Separate Account or a variable investment option directly);

(5) to deregister the Separate Accounts under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to the Separate Accounts; and


(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.



ABOUT THE TRUSTS


The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in the respective SAIs, which are available upon request.



ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

FMO rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current FMO rates can be obtained from your financial professional.


For example, the rates to maturity for new allocations as of February 15, 2005 and the related price per $100 of maturity value were as shown below:





----------------------------------------------------------
    Fixed Maturity
   Options with
   February 15th       Rate to Maturity        Price
  Maturity Date of          as of           Per $100 of
   Maturity Year     February 15, 2005    Maturity Value
----------------------------------------------------------
        2006              3.00%*             $ 97.09
        2007              3.00%*             $ 94.26
        2008              3.00%*             $ 91.51
        2009              3.00%*             $ 88.84
        2010              3.00%*             $ 86.25
        2011              3.00%*             $ 83.74
        2012              3.00%*             $ 81.30
        2013              3.08%              $ 78.44
        2014              3.22%              $ 75.17
        2015              3.32%              $ 72.12
----------------------------------------------------------


* Since these rates to maturity are 3%, no amounts could have been allocated to these options.


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.


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

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

    (c) We determine the current rate to maturity for your FMO based on the rate for a new FMO issued on the same date and having the same maturity date as your FMO; if the same maturity date is not available for new FMOs, we determine a rate that is between the rates for new FMO maturities that immediately precede and immediately follow your FMO's maturity date.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix IV at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and the fixed maturity options and the account for special dollar cost averaging, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we


88  More information
have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have its signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY


You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contracts, nor is it available with GPB Option 2. Please see Appendix VIII later in this Prospectus to see if the automatic investment program is available in your state.


For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day, generally, is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions. Our business day generally ends at 4:00 p.m. Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents, and transmits your order to us in accordance with our processing procedures. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4 p.m., Eastern Time.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.


                                                            More information  89

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.


o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts, we have the right to vote on certain matters involving the portfolios, such as:

o  the election of trustees;


o the formal approval of independent public accounting firms selected for each Trust; or


o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA Premier VIP Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.



SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS


AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of AXA Equitable at December 31, 2004 and 2003, and for the three years ended December 31, 2004 incorporated in this Prospectus by reference to the 2004 Annual Report on Form 10-K are incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



FINANCIAL STATEMENTS


The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.



TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.


For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, Protection Plus(SM), Guaranteed principal benefit option 2, and/or the Principal Protector(SM) ("Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the contract is transferred to: (i) a family member (as defined in the contract); (ii) a trust created for the benefit of a family member or members; (iii) a trust qualified under section 501(c) of the Internal Revenue Code; or (iv) a successor by operation



90  More information
of law, such as an executor or guardian. Please speak with your financial professional for further information.

See Appendix VIII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.


You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.



DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of AXA Equitable, and AXA Distributors, an indirect wholly owned subsidiary of AXA Equitable, are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD"). Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable annuity products. AXA Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"). Like AXA Distributors, EDI was owned by Equitable Holdings, LLC.

The contracts are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). Affiliated broker-dealers include MONY Securities Corporation ("MSC")* and Advest, Inc. The Distributors, MSC and Advest are all under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, broker-dealers receiving sales compensation will pay all or a portion of it to its individual financial representatives (or to its Selling broker-dealers) as commissions related to the sale of contracts.

Sales compensation paid to AXA Advisors will generally not exceed 8.5% of the total contributions made under the contracts. AXA Advisors, in turn, may pay its financial professionals (or Selling broker-- dealers) either a portion of the contribution-based compensation or a reduced portion of the contribution-based compensation in combination with ongoing annual compensation ("asset-based compensation") up to 0.60% of the account value of the contract sold, based on the financial professional's choice. Contribution-based compensation, when combined with asset-based compensation, could exceed 8.5% of the total contributions made under the contracts.

Sales compensation paid to AXA Distributors will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors passes all sales compensation it receives through to the Selling broker-dealer. The Selling broker-dealer may elect to receive reduced contribution-based compensation in combination with asset-based compensation of up to 1.25% of the account value of all or a portion of the contracts sold through the broker-dealer. Contribution-based compensation, when combined with asset-based compensation, could exceed 7.50% of the total contributions made under the contracts. The sales compensation we pay varies among broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may also pay certain affiliated and/or unaffiliated broker-dealers and other financial intermediaries additional compensation for certain services and/or in recognition of certain expenses that may be incurred by them or on their behalf (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Accumulator(R) on a company and/or product list; sales personnel training; due diligence and related costs; marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a broker-dealer. We may also make fixed payments to broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of our products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of our products, we may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). These types of payments are made out of the Distributors' assets. Not all Selling broker-dealers receive additional compensation. For more information about any such arrangements, ask your financial professional.

The Distributors will receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors may also receive other payments from the portfolio advisers and/or their affiliates for administrative costs, as well as payments for sales meetings and/or seminar sponsorships.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a

------------------
* On or about June 6, 2005, MSC financial professionals are expected to become financial professionals of AXA Advisors. From that date forward, former MSC financial professionals will be compensated by AXA Advisors, and the Distributors will replace MSC as the principal underwriters of its affiliated products.


                                                            More information  91
higher percentage of sales commissions and/or compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." Other forms of compensation financial professionals may receive include health and retirement benefits. In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of our products. However, under applicable rules of the NASD, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products may qualify, under sales incentive programs, to receive non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in our products, any compensation paid will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable NASD rules and other laws and regulations.



92  More information

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the year ended December 31, 2004 is considered to be a part of this Prospectus because it is incorporated by reference.


After the date of this Prospectus and before we terminate the offering of the securities under this Prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is, or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.


We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the website is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).



                             Incorporation of certain documents by reference  93

Appendix I: Condensed financial information

--------------------------------------------------------------------------------
The unit values and number of units outstanding shown below are for contracts offered under Separate Account 49 with the same daily asset charges of 1.25%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004



--------------------------------------------------------------------------------
                                      For the year ending December 31,
                                      ------------------------------------------
                                          2004        2003
--------------------------------------------------------------------------------
 AXA Aggressive Allocation
--------------------------------------------------------------------------------
  Unit value                              $  11.79    $ 10.68
--------------------------------------------------------------------------------
  Number of units outstanding (000's)        5,189        186
--------------------------------------------------------------------------------
 AXA/Conservative Allocation
--------------------------------------------------------------------------------
  Unit value                              $  10.80    $ 10.32
--------------------------------------------------------------------------------
  Number of units outstanding (000's)        1,608        153
--------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
--------------------------------------------------------------------------------
  Unit value                              $  11.09    $ 10.42
--------------------------------------------------------------------------------
  Number of units outstanding (000's)        3,924         78
--------------------------------------------------------------------------------
 AXA Moderate Allocation
--------------------------------------------------------------------------------
  Unit value                              $  11.30    $ 10.52
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       22,917      1,082
--------------------------------------------------------------------------------
 AXA Moderate Plus-Allocation
--------------------------------------------------------------------------------
  Unit value                              $  11.78    $ 10.68
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       20,548        815
--------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
--------------------------------------------------------------------------------
  Unit value                              $  11.82    $ 10.68
--------------------------------------------------------------------------------
  Number of units outstanding (000's)          354         14
--------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
--------------------------------------------------------------------------------
  Unit value                              $  10.44    $ 10.18
--------------------------------------------------------------------------------
  Number of units outstanding (000's)        2,892        202
--------------------------------------------------------------------------------
 AXA Premier VIP Health Care
--------------------------------------------------------------------------------
  Unit value                              $  11.74    $ 10.60
--------------------------------------------------------------------------------
  Number of units outstanding (000's)        1,325         79
--------------------------------------------------------------------------------
 AXA Premier VIP High Yield
--------------------------------------------------------------------------------
  Unit value                              $  11.38    $ 10.60
--------------------------------------------------------------------------------
  Number of units outstanding (000's)        3,911        371
--------------------------------------------------------------------------------
 AXA Premier VIP International Equity
--------------------------------------------------------------------------------
  Unit value                              $  13.09    $ 11.25
--------------------------------------------------------------------------------
  Number of units outstanding (000's)        1,558         68
--------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
--------------------------------------------------------------------------------
  Unit value                              $  11.47    $ 10.59
--------------------------------------------------------------------------------
  Number of units outstanding (000's)          424         26
--------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
--------------------------------------------------------------------------------
  Unit value                              $  11.03    $ 10.47
--------------------------------------------------------------------------------
  Number of units outstanding (000's)        1,580        113
--------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
--------------------------------------------------------------------------------
  Unit value                              $  12.52    $ 11.08
--------------------------------------------------------------------------------
  Number of units outstanding (000's)        1,540        106
--------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
--------------------------------------------------------------------------------
  Unit value                              $  11.63    $ 10.54
--------------------------------------------------------------------------------
  Number of units outstanding (000's)        1,570        142
--------------------------------------------------------------------------------


A-1 Appendix I: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



--------------------------------------------------------------------------------
                                             For the year ending December 31,
                                            ------------------------------------
                                                    2004       2003
--------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
--------------------------------------------------------------------------------
  Unit value                                        $ 12.52    $ 11.01
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,454        126
--------------------------------------------------------------------------------
 AXA Premier VIP Technology
--------------------------------------------------------------------------------
  Unit value                                        $ 10.70    $ 10.32
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   969         57
--------------------------------------------------------------------------------
 EQ/Alliance Common Stock
--------------------------------------------------------------------------------
  Unit value                                        $ 12.32    $ 10.94
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 5,278        307
--------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
--------------------------------------------------------------------------------
  Unit value                                        $ 12.14    $ 10.93
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,640        209
--------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
--------------------------------------------------------------------------------
  Unit value                                        $ 10.17    $ 10.10
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,271        119
--------------------------------------------------------------------------------
 EQ/Alliance International
--------------------------------------------------------------------------------
  Unit value                                        $ 13.07    $ 11.20
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,996         93
--------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
--------------------------------------------------------------------------------
  Unit value                                        $ 11.08    $ 10.36
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   829         60
--------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
--------------------------------------------------------------------------------
  Unit value                                        $ 10.46    $ 10.21
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,612         84
--------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
--------------------------------------------------------------------------------
  Unit value                                        $ 12.12    $ 10.77
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,487        109
--------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
--------------------------------------------------------------------------------
  Unit value                                        $  7.67         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                    59         --
--------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
--------------------------------------------------------------------------------
  Unit value                                        $ 12.26    $ 10.95
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 5,206        329
--------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
--------------------------------------------------------------------------------
  Unit value                                        $  5.69         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   224         --
--------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------
  Unit value                                        $ 10.74    $ 10.50
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   278         17
--------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
--------------------------------------------------------------------------------
  Unit value                                        $ 10.86    $ 10.42
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   271         34
--------------------------------------------------------------------------------
 EQ/Capital Guardian International
--------------------------------------------------------------------------------
  Unit value                                        $ 12.55    $ 11.19
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,195        150
--------------------------------------------------------------------------------
 EQ/Capital Guardian Research
--------------------------------------------------------------------------------
  Unit value                                        $ 11.75    $ 10.73
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,468        154
--------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
--------------------------------------------------------------------------------
  Unit value                                        $ 11.66    $ 10.80
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 4,756        338
--------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-2

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



--------------------------------------------------------------------------------
                                     For the year ending December 31,
                                     -------------------------------------------
                                          2004       2003
--------------------------------------------------------------------------------
 EQ/Equity 500 Index
--------------------------------------------------------------------------------
  Unit value                              $ 11.73    $ 10.77
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       5,582        374
--------------------------------------------------------------------------------
 EQ/Evergreen Omega
--------------------------------------------------------------------------------
  Unit value                              $ 11.31    $ 10.70
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       1,379         85
--------------------------------------------------------------------------------
 EQ/FI Mid Cap
--------------------------------------------------------------------------------
  Unit value                              $ 13.00    $ 11.35
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       3,775        306
--------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
--------------------------------------------------------------------------------
  Unit value                              $ 12.87    $ 11.06
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       2,897        148
--------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
--------------------------------------------------------------------------------
  Unit value                              $ 10.50    $ 10.21
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       4,339        252
--------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
--------------------------------------------------------------------------------
  Unit value                              $ 12.02    $ 10.98
--------------------------------------------------------------------------------
  Number of units outstanding (000's)         769         63
--------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
--------------------------------------------------------------------------------
  Unit value                              $ 11.60    $ 10.48
--------------------------------------------------------------------------------
  Number of units outstanding (000's)         680         55
--------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
--------------------------------------------------------------------------------
  Unit value                              $ 12.66    $ 10.95
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       3,850        232
--------------------------------------------------------------------------------
 EQ/Marsico Focus
--------------------------------------------------------------------------------
  Unit value                              $ 11.55    $ 10.59
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       4,974        348
--------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
--------------------------------------------------------------------------------
  Unit value                              $ 11.94    $ 10.93
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       4,028        189
--------------------------------------------------------------------------------
 EQ/Mercury International Value
--------------------------------------------------------------------------------
  Unit value                              $ 13.34    $ 11.11
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       1,602         73
--------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
--------------------------------------------------------------------------------
  Unit value                              $ 11.40    $ 10.25
--------------------------------------------------------------------------------
  Number of units outstanding (000's)         530         22
--------------------------------------------------------------------------------
 EQ/MFS Investors Trust
--------------------------------------------------------------------------------
  Unit value                              $ 11.64    $ 10.58
--------------------------------------------------------------------------------
  Number of units outstanding (000's)         679         51
--------------------------------------------------------------------------------
 EQ/Money Market
--------------------------------------------------------------------------------
  Unit value                              $  9.93    $  9.98
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       1,335        252
--------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
--------------------------------------------------------------------------------
  Unit value                              $  4.46         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)         143         --
--------------------------------------------------------------------------------
 EQ/Small Company Index
--------------------------------------------------------------------------------
  Unit value                              $ 12.47    $ 10.73
--------------------------------------------------------------------------------
  Number of units outstanding (000's)       1,702        121
--------------------------------------------------------------------------------
 EQ/Small Company Value
--------------------------------------------------------------------------------
  Unit value                              $ 23.18         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)          78         --
--------------------------------------------------------------------------------


A-3 Appendix I: Condensed financial information

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



--------------------------------------------------------------------------------
                                              For the year ending December 31,
                                              ----------------------------------
                                                  2004       2003
--------------------------------------------------------------------------------
 EQ/TCW Equity
--------------------------------------------------------------------------------
  Unit value                                      $ 17.28         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                  53         --
--------------------------------------------------------------------------------
 EQ/UBS Growth and Income
--------------------------------------------------------------------------------
  Unit value                                      $  5.19         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                  96         --
--------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------
  Unit value                                      $ 14.04    $ 11.50
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               1,431         64
--------------------------------------------------------------------------------
 EQ/Wells Fargo Montgomery Small Cap
--------------------------------------------------------------------------------
  Unit value                                      $ 11.37         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   4         --
--------------------------------------------------------------------------------
 Laudus Rosenberg VIT Value Long/Short Equity
--------------------------------------------------------------------------------
  Unit value                                      $ 10.41    $ 10.17
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 417         19
--------------------------------------------------------------------------------
 U.S. Real Estate -- Class II
--------------------------------------------------------------------------------
  Unit value                                      $ 14.79    $ 11.00
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               1,552         37
--------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-4

Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------


Trustees who are considering the purchase of an Accumulator(R) QP contract should discuss with their tax advisors whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) QP contract or another annuity. Therefore, you should purchase an Accumulator(R) QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.


We will not accept defined benefit plans. For defined contribution plans, we will only accept transfers from another defined contribution plan or a change of investment vehicles in the plan. Only one additional transfer contribution may be made per contract year. If overfunding of a plan occurs or amounts attributable to an excess contribution must be withdrawn, withdrawals from the QP contract may be required. A withdrawal charge and/or market value adjustment may apply.


AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70-1/2, trustees should consider that:

o the QP contract may not be an appropriate purchase for annuitants approaching or over age 70-1/2;


o provisions in the Treasury Regulations on required minimum distributions will require, beginning in 2006, that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed from the contract; and


o the Guaranteed minimum income benefit may not be an appropriate feature for annuitants who are older than age 60-1/2 when the contract is issued.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.


B-1 Appendix II: Purchase considerations for QP contracts

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2005 to a fixed maturity option with a maturity date of February 15, 2014 (nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value of $183,914 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2009.





---------------------------------------------------------------------------------------------------------------
                                                                 Hypothetical assumed rate to maturity on
                                                                          February 15, 2009
                                                                 ----------------------------------------------
                                                                     5.00%              9.00%
---------------------------------------------------------------------------------------------------------------
 As of February 15, 2009 (before withdrawal)
---------------------------------------------------------------------------------------------------------------
(1) Market adjusted amount                                           $144,082           $ 119,503
---------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                            $131,104           $ 131,104
---------------------------------------------------------------------------------------------------------------
(3) Market value adjustment:
  (1) - (2)                                                          $ 12,978           $ (11,601)
---------------------------------------------------------------------------------------------------------------
 On February 15, 2009 (after withdrawal)
---------------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal:
  (3) x [$50,000/(1)]                                                $  4,504           $  (4,854)
---------------------------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount: [$50,000 - (4)]              $ 45,496           $  54,854
---------------------------------------------------------------------------------------------------------------
(6) Fixed maturity amount: (2) - (5)                                 $ 85,608           $  76,250
---------------------------------------------------------------------------------------------------------------
(7) Maturity value                                                   $120,091           $ 106,965
---------------------------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                    $ 94,082           $  69,503
---------------------------------------------------------------------------------------------------------------


You should note that under this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized. The market value adjustment is computed differently if you withdraw amounts on a date other than the anniversary of the establishment of the fixed maturity option.


                               Appendix III: Market value adjustment example C-1

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.


The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Alliance Intermediate Government Securities, EQ/Money Market, EQ/PIMCO Real Return, EQ/Short Duration Bond, the guaranteed interest option, the fixed maturity options or the Special 10 year fixed maturity option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:



----------------------------------------------------------------------------------------
   End of
 contract                           6% Roll up to age 85      Annual Ratchet to age 85
   year         Account value      enhanced death benefit      enhanced death benefit
----------------------------------------------------------------------------------------
     1           $105,000               $106,000                    $105,000
----------------------------------------------------------------------------------------
     2           $115,500               $112,360                    $115,500
----------------------------------------------------------------------------------------
     3           $129,360               $119,102                    $129,360
----------------------------------------------------------------------------------------
     4           $103,488               $126,248                    $129,360
----------------------------------------------------------------------------------------
     5           $113,837               $133,823                    $129,360
----------------------------------------------------------------------------------------
     6           $127,497               $141,852                    $129,360
----------------------------------------------------------------------------------------
     7           $127,497               $150,363                    $129,360
----------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the enhanced death benefit is the current account value.

(2) At the end of contract years 4 through 7, the enhanced death benefit is the enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.

GREATER OF 6% ROLL UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll up to age 85 or the Annual Ratchet to age 85.*

* At the end of contract years 4 through 7, the death benefit will be the enhanced death benefit. At the end of contract years 1, 2 and 3, the death benefit will be the current account value.


D-1 Appendix IV: Enhanced death benefit example

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "greater of 6% Roll up to age 85 or the Annual Ratchet to age 85" guaranteed minimum death benefit, the Protection Plus(SM) benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an Accumulator(R) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.58)% and 3.42% for the Accumulator(R) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit, Protection Plus(SM) benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect all contract charges. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value and, consequently, the guaranteed benefit has no value.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.69%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.39% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of policy values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.



                                      Appendix V: Hypothetical illustrations E-1

Variable deferred annuity
Accumulator(R)
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
  Greater of 6% Roll up to age 85 or the Annual Ratchet to age 85 Guaranteed minimum death benefit
  Protection Plus(SM)
  Guaranteed minimum income benefit



                                                           Greater of 6% Roll up
                                                          to age 85 or the Annual
                                                        Ratchet to age 85 Guaranteed
                   Account Value        Cash Value         Minimum Death Benefit
       Contract ------------------- ------------------ ------------------------------
 Age     Year       0%        6%       0%        6%          0%               6%
----- --------- --------- --------- -------- --------- --------------- --------------
 60        1     100,000  100,000    93,000    93,000      100,000         100,000
 61        2      95,754  101,733    88,754    94,733      106,000         106,000
 62        3      91,553  103,440    85,553    97,440      112,360         112,360
 63        4      87,390  105,114    81,390    99,114      119,102         119,102
 64        5      83,259  106,750    78,259   101,750      126,248         126,248
 65        6      79,154  108,342    76,154   105,342      133,823         133,823
 66        7      75,069  109,882    74,069   108,882      141,852         141,852
 67        8      70,997  111,363    70,997   111,363      150,363         150,363
 68        9      66,931  112,776    66,931   112,776      159,385         159,385
 69       10      62,864  114,113    62,864   114,113      168,948         168,948
 74       15      42,200  119,293    42,200   119,293      226,090         226,090
 79       20      20,261  120,795    20,261   120,795      302,560         302,560
 84       25           0  116,489         0   116,489            0         404,893
 89       30           0  118,589         0   118,589            0         429,187
 94       35           0  124,178         0   124,178            0         429,187
 95       36           0  125,400         0   125,400            0         429,187



                                    Lifetime Annual
                           Guaranteed Minimum Income Benefit
      Total Death Benefit ------------------------------------
        with Protection       Guaranteed       Hypothetical
            Plus(SM)              Income            Income
      ------------------- ------------------ -----------------
 Age      0%        6%        0%       6%        0%       6%
----- --------- --------- --------- -------- --------- -------
 60    100,000  100,000      N/A      N/A       N/A      N/A
 61    108,400  108,400      N/A      N/A       N/A      N/A
 62    117,304  117,304      N/A      N/A       N/A      N/A
 63    126,742  126,742      N/A      N/A       N/A      N/A
 64    136,747  136,747      N/A      N/A       N/A      N/A
 65    147,352  147,352      N/A      N/A       N/A      N/A
 66    158,593  158,593      N/A      N/A       N/A      N/A
 67    170,508  170,508      N/A      N/A       N/A      N/A
 68    183,139  183,139      N/A      N/A       N/A      N/A
 69    196,527  196,527      N/A      N/A       N/A      N/A
 74    276,527  276,527    14,266   14,266    14,266   14,266
 79    383,584  383,584    20,393   20,393    20,393   20,393
 84          0  493,179         0   34,821         0   34,821
 89          0  517,472      N/A      N/A       N/A      N/A
 94          0  517,472      N/A      N/A       N/A      N/A
 95          0  517,472      N/A      N/A       N/A      N/A



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.



E-2 Appendix V: Hypothetical illustrations

Appendix VI: Guaranteed principal benefit example

--------------------------------------------------------------------------------


For purposes of these examples, we assume that there is an initial contribution of $100,000, made to the contract on February 15, 2005. We also assume that no additional contributions, no transfers among options and no withdrawals from the contract are made. For GPB Option 1, the example also assumes that a 10 year fixed maturity option is chosen. The hypothetical gross rates of return with respect to amounts allocated to the variable investment options are 0%, 6% and 10%. The numbers below reflect the deduction of all applicable separate account and contract charges and also reflect the charge for GPB Option 2. Also, for any given performance of your variable investment options, GPB Option 1 produces higher account values than GPB Option 2 unless investment performance has been significantly positive. The examples should not be considered a representation of past or future expenses. Similarly, the annual rates of return assumed in the example are not an estimate or guarantee of future investment performance.




                                                                                               Assuming 100%
                                                                                              in the variable
                                                        Assuming      Under GPB   Under GPB      investment
                                                    100% in the FMO    Option 1    Option 2       options
---------------------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2005
based upon a 3.32% rate to maturity                     100,000         72,120      40,000           --
---------------------------------------------------------------------------------------------------------------
Initial account value allocated to the variable
investment options on February 15, 2005                    0            27,880      60,000        100,000
---------------------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on
February 15, 2015                                       138,651        100,000      55,460           0
---------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding
together the value at the maturity date of the
applicable fixed maturity option plus the value of
amounts in the variable investment options on
February 15, 2015, assuming a 0% gross rate of
return)                                                 138,651        121,467     100,000*        76,998
---------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding
together the value at the maturity date of the
applicable fixed maturity option plus the value of
amounts in the variable investment options on
February 15, 2015, assuming a 6% gross rate of
return)                                                 138,651        139,025    132,616**       139,973
---------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding
together the value at the maturity date of the
applicable fixed maturity option plus the value of
amounts in the variable investment options on
February 15, 2015, assuming a 10% gross rate of
return)                                                 138,651        157,035    168,959**       204,574
---------------------------------------------------------------------------------------------------------------



* Since the annuity account value is less than the alternate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $2,715 in this example.


** Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.

                           Appendix VI: Guaranteed principal benefit example F-1

Appendix VII: Protection Plus(SM) example


--------------------------------------------------------------------------------


The following illustrates the calculation of a death benefit that includes Protection Plus for an annuitant age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:



                                                          No Withdrawal   $3000 withdrawal   $6000 withdrawal
----------------------------------------------------------------------------------------------------------------
A   Initial Contribution                                     100,000           100,000            100,000
----------------------------------------------------------------------------------------------------------------
B   Death Benefit: prior to withdrawal.*                     104,000           104,000            104,000
----------------------------------------------------------------------------------------------------------------
    Protection Plus Earnings: Death Benefit less net
C   contributions (prior to the withdrawal in D).             4,000             4,000              4,000
    B minus A.
----------------------------------------------------------------------------------------------------------------
D   Withdrawal                                                  0               3,000              6,000
----------------------------------------------------------------------------------------------------------------
    Excess of the withdrawal over the Protection Plus
E   earnings                                                    0                 0                2,000
    greater of D minus C or zero
----------------------------------------------------------------------------------------------------------------
    Net Contributions (adjusted for the withdrawal in D)
F   A minus E                                                100,000           100,000            98,000
----------------------------------------------------------------------------------------------------------------
    Death Benefit (adjusted for the withdrawal in D)
G   B minus D                                                104,000           101,000            98,000
----------------------------------------------------------------------------------------------------------------
    Death Benefit less Net Contributions
H   G minus F                                                 4,000             1,000                0
----------------------------------------------------------------------------------------------------------------
I   Protection Plus Factor                                     40%               40%                40%
----------------------------------------------------------------------------------------------------------------
    Protection Plus Benefit
J   H times I                                                 1,600              400                 0
----------------------------------------------------------------------------------------------------------------
    Death Benefit: Including Protection Plus
K   G plus J                                                 105,600           101,400            98,000
----------------------------------------------------------------------------------------------------------------



* The Death Benefit is the greater of the Account Value or any applicable death benefit.



G-1 Appendix VII: Protection Plus(SM) example

Appendix VIII: State contract availability and/or variations of certain features and benefits


--------------------------------------------------------------------------------


The following information is a summary of the states where the Accumulator(R) contract or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus.



STATES WHERE CERTAIN ACCUMULATOR(R) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAS CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:



------------------------------------------------------------------------------------------------------------------------
State           Features and Benefits                                    Availability or Variation
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA      See "Contract features and benefits"--"Your right to     If you reside in the state of California and
                cancel within a certain number of days"                  you are age 60 and older at the time the
                                                                         contract is issued, you may return your vari-
                                                                         able annuity contract within 30 days from the
                                                                         date that you receive it and receive a refund
                                                                         as described below.

                                                                         If you allocate your entire initial
                                                                         contribution to the money mar- ket account
                                                                         (and/or guaranteed interest option, if
                                                                         available), the amount of your refund will be
                                                                         equal to your contribution less interest,
                                                                         unless you make a transfer, in which case the
                                                                         amount of your refund will be equal to your
                                                                         account value on the date we receive your
                                                                         request to cancel at our processing office.
                                                                         This amount could be less than your initial
                                                                         contribution. If you allo- cate any portion
                                                                         of your initial contribution to the variable
                                                                         investment options (other than the money
                                                                         market account) and/or fixed maturity
                                                                         options, your refund will be equal to your
                                                                         account value on the date we receive your
                                                                         request to cancel at our processing office.
------------------------------------------------------------------------------------------------------------------------
FLORIDA         See "Transfer of ownership, collateral assignments,      The second paragraph in this section is
                loans and borrowing" in "More information"               deleted.
------------------------------------------------------------------------------------------------------------------------
MARYLAND        Fixed maturity options                                   Not Available

                Guaranteed principal benefit option1 and Guaranteed      Not Available
                principal benefit option 2
------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   Automatic investment program                             Not Available

                Annual administrative charge                             The annual administrative charge will not be
                                                                         deducted from amounts allocated to the
                                                                         Guaranteed interest option.

                See "How you can purchase and contribute to your         Additional contributions are limited to the
                contract" in "Contract features and benefits"            first three years after the contract issue
                                                                         date only.

                See "Disability, terminal illness, or confinement to     Item (i) is deleted in its entirety.
                nursing home" under "Withdrawal charge" in
                "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------
NEW YORK        Greater of the 6% roll up or Annual Ratchet Guaran-     Not Available (you have a choice of the
                teed minimum death benefit                              standard death benefit or the Annual Ratchet
                                                                        to age 85 guaranteed minimum death benefit),
                                                                        as described earlier in this Prospectus.

                Principal Protector(SM)                                  Not Available

                Protection Plus(SM)                                      Not Available

                Variable Immediate Annuity payout options -- Life        Not Available
                annuity contracts

                See "Contract features and benefits" -- "Self directed   No more than 25% of any contribution may be
                allocation"                                              allocated to the guaranteed interest option.
------------------------------------------------------------------------------------------------------------------------


Appendix VIII: State contract availability and/or variations of certain features and benefits H-1

------------------------------------------------------------------------------------------------------------------------
State       Features and Benefits                                    Availability or Variation
------------------------------------------------------------------------------------------------------------------------
NEW YORK,   See "Termination of your contract" in "Determining       If your account value in the variable
CONTINUED   your contract's value"                                   investment options and the fixed maturity
                                                                     options is insufficient to pay the annual
                                                                     adminis- trative charge, or either enhanced
                                                                     death benefit charge and/or the guaranteed
                                                                     minimum income benefit charge, and you have
                                                                     no account value in the guaranteed interest
                                                                     option, your contract will terminate without
                                                                     value, and you will lose any applicable
                                                                     benefits. See "Charges and expenses" earlier
                                                                     in this Prospectus.

            See "Transferring your account value" in "Transferring   The following information is added as the
            your money among investment options"                     sixth and seventh bullets in this section:
                                                                     o  During the first contract year, transfers
                                                                        into the guaranteed interest option are
                                                                        not permitted.
                                                                     o  After the first contract year, a transfer
                                                                        into the guaranteed interest option will
                                                                        not be permitted if such transfer would
                                                                        result in more than 25% of the annuity
                                                                        account value being allocated to the
                                                                        guaranteed interest option, based on the
                                                                        annuity account value as of the previous
                                                                        business day.

            See "The amount applied to purchase an annuity           For fixed annuity period certain payout
            payout option" in "Accessing your money"                 options only, the amount applied to the
                                                                     annuity benefit is the greater of the cash
                                                                     value or 95% of what the account value would
                                                                     be if no withdrawal charge applied. The
                                                                     income provided, however, will never be less
                                                                     than what would be provided by applying the
                                                                     account value to the guaranteed annuity
                                                                     purchase factors.

            See "Annuity maturity date" in "Accessing your           The maturity date by which you must take a lump sum with-
            money"                                                   drawal or select an annuity payout option is as follows:

                                                                                 Maximum
                                                                     Issue age   Annuitization age
                                                                     ---------   -----------------
                                                                     0-80        90
                                                                     81          91
                                                                     82          92
                                                                     83          93
                                                                     84          94
                                                                     85          95
                                                                     Please see this section earlier in this Prospectus for more information.

            See "Charges and expenses"                               With regard to the Annual administrative,
                                                                     either enhanced death benefit, Guaranteed
                                                                     principal benefit option 2 and Guaranteed
                                                                     minimum income benefit charges, respectively,
                                                                     we will deduct the related charge, as follows
                                                                     for each: we will deduct the charge from your
                                                                     value in the variable investment options on a
                                                                     pro rata basis. If those amounts are
                                                                     insufficient, we will deduct all or a portion
                                                                     of the charge from the fixed maturity options
                                                                     (other than the Special 1 year fixed maturity
                                                                     option) in the order of the earliest maturity
                                                                     date(s) first If such fixed maturity option
                                                                     amounts are insufficient, we will deduct all
                                                                     or a portion of the charge from the account
                                                                     for special dollar cost averaging (not
                                                                     available if the Guaranteed principal benefit
                                                                     option is elected). If such amounts are still
                                                                     insufficient, we will deduct any remaining
                                                                     portion from the Special 10 year fixed
                                                                     maturity option. If the contract is
                                                                     surrendered or annuitized or a death benefit
                                                                     is paid, we will deduct a pro rata portion of
                                                                     the charge for that year. A market value
                                                                     adjustment will apply to deductions from the
                                                                     fixed maturity options (including the Special
                                                                     10 year fixed maturity option).
------------------------------------------------------------------------------------------------------------------------


H-2 Appendix VIII: State contract availability and/or variations of certain

------------------------------------------------------------------------------------------------------------------------
State       Features and Benefits                          Availability or Variation
------------------------------------------------------------------------------------------------------------------------
NEW YORK                                                   Deductions from the fixed maturity options (including
CONTINUED                                                  the Special 10 year fixed maturity option) cannot cause
                                                           the credited net interest for the contract year to fall
                                                           below 1.5%.

                                                           With regard to the Annual administrative, either enhanced
                                                           death benefit and the Guaranteed minimum income benefit
                                                           charges only, if your account value in the variable investment options and the fixed maturity options is insufficient to
                                                           pay the applicable charge, and you have no account value in the guaranteed interest option, your contract will terminate without value and you will lose any applicable guaranteed
                                                           benefits. Please see "Termination of your contract"
                                                           in "Determining your contract's value" earlier in this
                                                           Prospectus.

            Fixed maturity options -- withdrawal charges   The withdrawal charge that applies to withdrawals taken
                                                           from amounts in the fixed maturity options will never
                                                           exceed 7% and will be determined by applying the New
                                                           York Alternate Scale I shown below. If you withdraw
                                                           amounts that have been transferred from one fixed
                                                           maturity option to another, we use the New York
                                                           Alternate Scale II (also shown below) if it produces a
                                                           higher charge than Alternate Scale I.

            Fixed maturity options -- withdrawal charges   The withdrawal charge may not exceed the withdrawal
            (continued)                                    charge that would normally apply to the contract. If a
                                                           contribution has been in the contract for more than 7
                                                           years and therefore would have no withdrawal charge, no
                                                           withdrawal charge will apply. Use of a New York
                                                           Alternate Scale can only result in a lower charge. We
                                                           will compare the result of applying Alternate Scale I
                                                           or II, as the case may be, to the result of applying
                                                           the normal withdrawal charge, and will charge the lower
                                                           withdrawal charge.

                                                           -------------------------------------------------------------
                                                            NY Alternate Scale I           NY Alternate Scale II
                                                           Year of investment in fixed    Year of transfer within fixed
                                                           maturity option*               maturity option*
                                                           -------------------------------------------------------------
                                                           Within year 1        7%     Within year 1                5%
                                                           -------------------------------------------------------------
                                                             2                  6%       2                          4%
                                                           -------------------------------------------------------------
                                                             3                  5%       3                          3%
                                                           -------------------------------------------------------------
                                                             4                  4%       4                          2%
                                                           -------------------------------------------------------------
                                                             5                  3%       5                          1%
                                                           -------------------------------------------------------------
                                                             6                  2%     After year 5                  0
                                                           -------------------------------------------------------------
                                                             7                  1%
                                                           -------------------------------------------------------------
                                                           After year 7         0%     Not to exceed 1% times the
                                                                                       number of years remaining in
                                                                                       the fixed maturity option,
                                                                                       rounded to the higher number
                                                                                       of years. In other words, if 4.3
                                                                                       years remain, it would be a 5%
                                                                                       charge.
                                                           -------------------------------------------------------------
                                                           * Measured from the contract date anniversary prior to the date of the contribution or transfer
------------------------------------------------------------------------------------------------------------------------


Appendix VIII: State contract availability and/or variations of certain features and benefits H-3

------------------------------------------------------------------------------------------------------------------------------
State          Features and Benefits                                 Availability or Variation
------------------------------------------------------------------------------------------------------------------------------
NEW YORK,                                                            If you take a withdrawal from an investment option
CONTINUED                                                            other than the fixed maturity options, the amount
                                                                     available for withdrawal without a withdrawal charge is
                                                                     reduced. It will be reduced by the amount of the
                                                                     contribution in the fixed maturity options to which no
                                                                     withdrawal charge applies.

                                                                     You should consider that on the maturity date of a
                                                                     fixed maturity option if we have not received your
                                                                     instructions for allocation of your maturity value, we
                                                                     will transfer your maturity value to the fixed maturity
                                                                     option with the shortest available maturity. If we are
                                                                     not offering other fixed maturity options, we will
                                                                     transfer your maturity value to the EQ/Money Market
                                                                     option.

                                                                     The potential for lower withdrawal charges for
                                                                     withdrawals from the fixed maturity options and the
                                                                     potential for a lower "free withdrawal amount" than
                                                                     what would normally apply, should be taken into account
                                                                     when deciding whether to allocate amounts to, or
                                                                     transfer amounts to or from, the fixed maturity
                                                                     options.
------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA   Contribution age limitations                          The following contribution limits apply:

                                                                                         Maximum
                                                                     Issue age           Contribution age
                                                                     ---------           ----------------
                                                                     0-75                79
                                                                     76                  80
                                                                     77                  81
                                                                     78-80               82
                                                                     81-83               84
                                                                     84                  85
                                                                     85                  86

               Special dollar cost averaging program                 In Pennsylvania, we refer to this program as "enhanced
                                                                     rate dollar cost averaging."

               Withdrawal charge schedule for issue ages 84 and 85   For annuitants that are ages 84 and 85 when the
                                                                     contract is issued in Pennsylvania, the withdrawal
                                                                     charge will be computed in the same manner as for other
                                                                     contracts as described in "Charges and expenses" under
                                                                     "Withdrawal charge" earlier in this Prospectus, except
                                                                     that the withdrawal charge schedule will be different.
                                                                     For these contracts, the withdrawal charge schedule
                                                                     will be 5% of each contribution made in the first
                                                                     contract year, decreasing by 1% each subsequent
                                                                     contract year to 0% in the sixth and later contract
                                                                     years.

               See "Annuity maturity date" in "Accessing your        The maturity date by which you must take a lump sum
               money"                                                withdrawal or select an annuity payout option is as
                                                                     follows:

                                                                                         Maximum
                                                                     Issue age           annuitization age
                                                                     ---------           -----------------
                                                                     0-75                85
                                                                     76                  86
                                                                     77                  87
                                                                     78-80               88
                                                                     81-85               90

               Loans under Rollover TSA contracts                    Taking a loan in excess of the Internal Revenue Code
                                                                     limits may result in adverse tax consequences. Please
                                                                     consult your tax adviser before taking a loan that
                                                                     exceeds the Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------


H-4 Appendix VIII: State contract availability and/or variations of certain features and benefits

------------------------------------------------------------------------------------------------------------------------------------
State          Features and Benefits                                        Availability or Variation
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico    IRA, Roth IRA, Inherited IRA and Rollover TSA                Not Available
               contracts

               Beneficiary continuation option (IRA)                        Not Available

------------------------------------------------------------------------------------------------------------------------------------
Texas          See "Annual administrative charge" in "Charges and           The annual administrative charge will not be deducted
               expenses"                                                    from amounts allocated to the Guaranteed interest
                                                                            option.
------------------------------------------------------------------------------------------------------------------------------------
Utah           See  "Transfers of ownership, collateral assignments,        The second paragraph in this section is deleted.
               loans and borrowing"  in  "More information "'

------------------------------------------------------------------------------------------------------------------------------------
Vermont        Loans under Rollover TSA contracts                           Taking a loan in excess of the Internal Revenue Code
                                                                            limits may result in adverse tax consequences. Please
                                                                            consult your tax adviser before taking a loan that
                                                                            exceeds the Internal Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------
Washington     Guaranteed interest option                                   Not Available

               Investment simplifier -- Fixed-dollar option and             Not Available
               Interest sweep option

               Fixed maturity options                                       Not Available

               Guaranteed Principal Benefit Options 1 and 2                 Not Available

               Income Manager(R) payout option                              Not Available

               Protection Plus(SM)                                          Not Available

               Special dollar cost averaging program                        o  Available only at issue.
                                                                            o  Subsequent contributions cannot be used to elect new
                                                                               programs. You may make subsequent contributions to
                                                                               the initial programs while they are still running.

               See  "Guaranteed minimum death benefit"  in  "Con-           You have a choice of the standard death benefit, the
               tract features and benefits"                                 Annual Ratchet to age 85 enhanced death benefit, or the
                                                                            Greater of 4% Roll up to age 85 or the Annual Ratchet
                                                                            to age 85 enhanced death benefit.

               See "Annual administrative charge" in "Charges and           The annual administrative charge will be deducted from
               expenses"                                                    the value in the variable investment options on a pro
                                                                            rata basis.

               See  "Withdrawal charge"  in  "Charges and expenses"         The 10% free withdrawal amount applies to full
                                                                            surrenders.

               See "Disability, terminal illness, or confinement to         The annuitant has qualified to receive Social Security
               nursing home" under "Withdrawal charge" in                   disability benefits as certified by the Social Security
               "Charges and expenses"                                       Administration or a statement from an independent U.S.
                                                                            licensed physician stating that the annuitant meets the
                                                                            definition of total disability for at least 6
                                                                            continuous months prior to the notice of claim. Such
                                                                            dis- ability must be re-certified every 12 months.
------------------------------------------------------------------------------------------------------------------------------------


Appendix VIII: State contract availability and/or variations of certain features and benefits H-5

Appendix IX: Contract variations

--------------------------------------------------------------------------------

Although this Prospectus is primarily designed for potential purchasers of the contract, you may be receiving it as a current contract owner. If you are a current contract owner, you should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the date on which you purchased your contract. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VIII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.



---------------------------------------------------------------------------------------------------------------------------------
Approximate Time Period          Feature/Benefit                                Variation
---------------------------------------------------------------------------------------------------------------------------------
September 2003 - January 2005    Guaranteed interest option                     Your lifetime minimum interest rate is either
                                                                                1.5% or 3.0% (depending on the state where
                                                                                your contract was issued).
---------------------------------------------------------------------------------------------------------------------------------
September 2003 - July 2004       Principal Protector(SM) benefit                Unavailable.
---------------------------------------------------------------------------------------------------------------------------------
September 2003 - December 2004   Termination of guaranteed benefits             Your guaranteed benefits will not automatically
                                                                                terminate if you change ownership of your NQ
                                                                                contract.
---------------------------------------------------------------------------------------------------------------------------------
September 2003 - January 2004    Guaranteed minimum income benefit:

                                 o Benefit base crediting rate                  The effective annual interest credited to the
                                                                                applicable benefit base is 5%.*

                                 o Fee table                                    Guaranteed minimum income benefit charge:
                                                                                0.55%.*
---------------------------------------------------------------------------------------------------------------------------------
September 2003 - January 2004    Greater of the 6% Roll up to age 85 or the
                                 Annual Ratchet to age 85 enhanced death
                                 benefit:

                                 o Benefit base crediting rate                  The effective annual interest credited to the
                                                                                applicable benefit base is 5%.*

                                 o Fee table                                    Greater of the 5% Roll up to age 85 or the
                                                                                Annual Ratchet to age 85 enhanced death
                                                                                benefit charge: 0.50%.*
---------------------------------------------------------------------------------------------------------------------------------
September 2003 - January 2004    Effect of withdrawals on your Greater of the   Withdrawals will reduce each of the benefit
                                 6% Roll up to age 85 or the Annual Ratchet     bases on a pro rata basis only.*
                                 to age 85 enhanced death benefit
---------------------------------------------------------------------------------------------------------------------------------

* Contract owners who elected the Guaranteed minimum income benefit and/or the Greater of the 5% Roll up to age 85 or the Annual Ratchet to age 85 enhanced death benefit had a limited opportunity to change to the new versions of these benefits, as they are described in "Contract features and benefits" and "Accessing your money," earlier in this Prospectus.


I-1 Appendix IX: Contract variations

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS



                                                                            Page
Unit Values                                                                  2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2


How to Obtain an Accumulator(R) Statement of Additional Information for Separate Account No. 49

Send this request form to:
     Accumulator(R)
     P.O. Box 1547
     Secaucus, NJ 07096-1547

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an Accumulator(R) SAI for Separate Account No. 49 dated May 1, 2005.


--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
City           State    Zip






(SAI 13AMLF(5/05))

                                              X00889/Core '02, OR and '04 Series

Accumulator(R)

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2005

AXA Equitable Life Insurance Company
1290 Avenue of the Americas
New York, New York 10104



--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Prospectus, dated May 1, 2005. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 45 and Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.

On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."


A copy of the Prospectus is available free of charge by writing the processing office (Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.


TABLE OF CONTENTS

Unit Values                                                                  2

Custodian and Independent Registered Public Accounting Firm                  2

Distribution of the Contracts                                                2

Financial Statements                                                         2


             Copyright 2005 AXA Equitable Life Insurance Company.
   All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.

SAI 13A                                  Accumulator(R) '02, OR and '04 Series



                                                                          x00896

UNIT VALUES


Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R).


The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                  a
                                 (-) - c
                                  b
where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)


(c) is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.55%. Your contract charges may be less.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 45 and Separate Account No. 49.

The financial statements of each Separate Account as of December 31, 2004 and for the periods ended December 31, 2004 and 2003, and the consolidated financial statements of AXA Equitable as of December 31, 2004 and 2003 and for each of the three years ended December 31, 2004 incorporated in this SAI have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.



DISTRIBUTION OF CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $418,189,861 for 2004, $429,871,011 for 2003 and $228,077,343 for 2002, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $57,065,006, $84,547,116 and $59,543,803, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account Nos. 45 and 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2004, 2003 and 2002. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account Nos. 45 and 49, $567,991,463 in 2004, $562,696,578 in 2003 and
$536,113,253 in 2002. Of these amounts, AXA Advisors retained $289,050,171, $287,344,634, and $283,213,274, respectively.



FINANCIAL STATEMENTS


The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.


The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45
INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm.................. FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2004............... FSA-3
   Statements of Operations for the Year Ended December 31, 2004......... FSA-18
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2004 and 2003.......................................... FSA-25
   Notes to Financial Statements......................................... FSA-37


AXA EQUITABLE LIFE INSURANCE COMPANY


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................  F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2004 and 2003...............  F-2
   Consolidated Statements of Earnings, Years Ended December 31, 2004,
      2003 and 2002......................................................  F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
      Income, Years Ended December 31, 2004, 2003 and 2002...............  F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
      2004, 2003 and 2002................................................  F-5
   Notes to Consolidated Financial Statements............................  F-7


                                     FSA-1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 45 of AXA Equitable Life Insurance Company



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 45 at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2004 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                         AXA Aggressive   AXA Conservative   AXA Conservative-Plus
                                                           Allocation        Allocation            Allocation
                                                        ---------------- ------------------ -----------------------
Assets:
Investment in shares of The Trusts, at fair value .....    $2,053,501        $4,533,687            $6,617,624
Receivable for The Trusts shares sold .................            --                --                   127
Receivable for policy-related transactions ............            --                --                    --
                                                           ----------        ----------            ----------
  Total assets ........................................     2,053,501         4,533,687             6,617,751
                                                           ----------        ----------            ----------
Liabilities:
Payable for The Trusts shares purchased ...............            --                --                    --
Payable for policy-related transactions ...............            --                --                   127
                                                           ----------        ----------            ----------
  Total liabilities ...................................            --                --                   127
                                                           ----------        ----------            ----------
Net Assets ............................................    $2,053,501        $4,533,687            $6,617,624
                                                           ==========        ==========            ==========
Net Assets:
Accumulation Units ....................................    $2,040,125        $4,510,961            $6,595,749
Retained by AXA Equitable in Separate Account
 No. 45 ...............................................        13,376            22,726                21,875
                                                           ----------        ----------            ----------
Total net assets ......................................    $2,053,501        $4,533,687            $6,617,624
                                                           ==========        ==========            ==========
Investments in shares of The Trusts, at cost ..........    $1,909,056        $4,467,593            $6,371,650
The Trusts shares held
 Class A ..............................................            --                --                    --
 Class B ..............................................       165,142           419,604               589,592



                                                                                              AXA Premier
                                                         AXA Moderate   AXA Moderate-Plus   VIP Aggressive    AXA Premier
                                                          Allocation        Allocation          Equity       VIP Core Bond
                                                        -------------- ------------------- ---------------- --------------
Assets:
Investment in shares of The Trusts, at fair value .....  $405,816,539      $10,735,402        $60,013,433    $51,948,045
Receivable for The Trusts shares sold .................        62,012               --             17,998         11,858
Receivable for policy-related transactions ............            --              914                 --             --
                                                         ------------      -----------        -----------    -----------
  Total assets ........................................   405,878,551       10,736,316         60,031,431     51,959,903
                                                         ------------      -----------        -----------    -----------
Liabilities:
Payable for The Trusts shares purchased ...............            --              914                 --             --
Payable for policy-related transactions ...............        62,012               --             17,998         11,858
                                                         ------------      -----------        -----------    -----------
  Total liabilities ...................................        62,012              914             17,998         11,858
                                                         ------------      -----------        -----------    -----------
Net Assets ............................................  $405,816,539      $10,735,402        $60,013,433    $51,948,045
                                                         ============      ===========        ===========    ===========
Net Assets:
Accumulation Units ....................................  $402,841,636      $10,700,841        $59,954,125    $51,923,266
Retained by AXA Equitable in Separate Account
 No. 45 ...............................................     2,974,903           34,561             59,308         24,779
                                                         ------------      -----------        -----------    -----------
Total net assets ......................................  $405,816,539      $10,735,402        $60,013,433    $51,948,045
                                                         ============      ===========        ===========    ===========
Investments in shares of The Trusts, at cost ..........  $351,063,009      $10,088,644        $76,346,604    $51,809,369
The Trusts shares held
 Class A ..............................................     2,528,287               --            723,152             --
 Class B ..............................................    23,763,754          876,249          1,676,726      4,986,027

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                           AXA Premier       AXA Premier
                                                         VIP Health Care   VIP High Yield
                                                        ----------------- ----------------
Assets:
Investment in shares of The Trusts, at fair value .....    $16,618,780      $111,054,088
Receivable for The Trusts shares sold .................          2,061                --
Receivable for policy-related transactions ............             --           119,777
                                                           -----------      ------------
  Total assets ........................................     16,620,841       111,173,865
                                                           -----------      ------------
Liabilities:
Payable for The Trusts shares purchased ...............             --           119,777
Payable for policy-related transactions ...............          2,061                --
                                                           -----------      ------------
Total liabilities .....................................          2,061           119,777
                                                           -----------      ------------
 Net Assets ...........................................    $16,618,780      $111,054,088
                                                           ===========      ============
Net Assets:
Accumulation Units ....................................    $16,508,054      $110,923,005
Retained by AXA Equitable in Separate Account
 No. 45 ...............................................        110,726           131,083
                                                           -----------      ------------
Total net assets ......................................    $16,618,780      $111,054,088
                                                           ===========      ============
Investments in shares of The Trusts, at cost ..........    $15,147,621      $120,623,892
The Trusts shares held
 Class A ..............................................             --           748,593
 Class B ..............................................      1,553,282        18,692,865

                                                            AXA Premier       AXA Premier    AXA Premier    AXA Premier
                                                         VIP International   VIP Large Cap    VIP Large    VIP Large Cap
                                                               Equity         Core Equity     Cap Growth       Value
                                                        ------------------- --------------- ------------- --------------
Assets:
Investment in shares of The Trusts, at fair value .....     $19,682,538       $10,293,331    $17,113,669   $19,948,113
Receivable for The Trusts shares sold .................             688             6,522             --         4,104
Receivable for policy-related transactions ............              --                --          1,028            --
                                                            -----------       -----------    -----------   -----------
  Total assets ........................................      19,683,226        10,299,853     17,114,697    19,952,217
                                                            -----------       -----------    -----------   -----------
Liabilities:
Payable for The Trusts shares purchased ...............              --                --          1,028            --
Payable for policy-related transactions ...............             688             6,522             --         4,104
                                                            -----------       -----------    -----------   -----------
Total liabilities .....................................             688             6,522          1,028         4,104
                                                            -----------       -----------    -----------   -----------
 Net Assets ...........................................     $19,682,538       $10,293,331    $17,113,669   $19,948,113
                                                            ===========       ===========    ===========   ===========
Net Assets:
Accumulation Units ....................................     $19,578,816       $10,141,859    $17,016,380   $19,851,631
Retained by AXA Equitable in Separate Account
 No. 45 ...............................................         103,722           151,472         97,289        96,482
                                                            -----------       -----------    -----------   -----------
Total net assets ......................................     $19,682,538       $10,293,331    $17,113,669   $19,948,113
                                                            ===========       ===========    ===========   ===========
Investments in shares of The Trusts, at cost ..........     $15,978,335       $ 8,945,747    $14,291,832   $17,379,337
The Trusts shares held
 Class A ..............................................         723,152                --             --            --
 Class B ..............................................       1,624,097           992,018      1,785,523     1,815,282

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                     AXA Premier     AXA Premier
                                                    VIP Small/Mid   VIP Small/Mid     AXA Premier
                                                      Cap Growth      Cap Value     VIP Technology
                                                   --------------- --------------- ----------------
Assets:
Investment in shares of The Trusts, at fair value    $25,973,318     $34,238,831      $46,996,722
Receivable for The Trusts shares sold ............         1,490         609,529               --
Receivable for policy-related transactions .......            --              --           20,108
                                                     -----------     -----------      -----------
  Total assets ...................................    25,974,808      34,848,360       47,016,830
                                                     -----------     -----------      -----------
Liabilities:
Payable for The Trusts shares purchased ..........            --              --           20,108
Payable for policy-related transactions ..........         1,490         609,529               --
                                                     -----------     -----------      -----------
  Total liabilities ..............................         1,490         609,529           20,108
                                                     -----------     -----------      -----------
Net Assets .......................................   $25,973,318     $34,238,831      $46,996,722
                                                     ===========     ===========      ===========
Net Assets:
Accumulation Units ...............................   $25,890,781     $34,187,761      $46,563,080
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................        82,537          51,070          433,642
                                                     -----------     -----------      -----------
Total net assets .................................   $25,973,318     $34,238,831      $46,996,722
                                                     ===========     ===========      ===========
Investments in shares of The Trusts, at cost .....   $20,707,149     $28,381,063      $42,435,017
The Trusts shares held
 Class A .........................................            --              --               --
 Class B .........................................     2,718,877       3,006,160        5,111,071

                                                                                    EQ/Alliance
                                                                    EQ/Alliance     Intermediate
                                                     EQ/Alliance     Growth and      Government     EQ/Alliance
                                                    Common Stock       Income        Securities    International
                                                   -------------- --------------- --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value   $663,391,157   $454,957,583    $171,299,880    $165,023,800
Receivable for The Trusts shares sold ............       238,131         92,999          73,027              --
Receivable for policy-related transactions .......            --             --              --          68,739
                                                    ------------   ------------    ------------    ------------
  Total assets ...................................   663,629,288    455,050,582     171,372,907     165,092,539
                                                    ------------   ------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased ..........            --             --              --          68,739
Payable for policy-related transactions ..........       238,131         92,999          73,027              --
                                                    ------------   ------------    ------------    ------------
  Total liabilities ..............................       238,131         92,999          73,027          68,739
                                                    ------------   ------------    ------------    ------------
Net Assets .......................................  $663,391,157   $454,957,583    $171,299,880    $165,023,800
                                                    ============   ============    ============    ============
Net Assets:
Accumulation Units ...............................  $662,787,245   $454,785,281    $171,208,586    $164,784,545
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................       603,912        172,302          91,294         239,255
                                                    ------------   ------------    ------------    ------------
Total net assets .................................  $663,391,157   $454,957,583    $171,299,880    $165,023,800
                                                    ============   ============    ============    ============
Investments in shares of The Trusts, at cost .....  $786,224,646   $414,653,656    $172,420,545    $115,097,219
The Trusts shares held
 Class A .........................................     6,009,295      2,708,988         691,743       1,869,059
 Class B .........................................    32,111,038     22,114,668      16,538,289      13,075,181

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                     EQ/Alliance
                                                       Premier       EQ/Alliance
                                                        Growth      Quality Bond
                                                   --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value   $101,993,372    $24,087,939
Receivable for The Trusts shares sold ............         4,062             --
Receivable for policy-related transactions .......            --         18,629
                                                    ------------    -----------
  Total assets ...................................   101,997,434     24,106,568
                                                    ------------    -----------
Liabilities:
Payable for The Trusts shares purchased ..........            --         18,629
Payable for policy-related transactions ..........         4,062             --
                                                    ------------    -----------
  Total liabilities ..............................         4,062         18,629
                                                    ------------    -----------
Net Assets .......................................  $101,993,372    $24,087,939
                                                    ============    ===========
Net Assets:
Accumulation Units ...............................  $101,176,310    $24,056,301
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................       817,062         31,638
                                                    ------------    -----------
Total net assets .................................  $101,993,372    $24,087,939
                                                    ============    ===========
Investments in shares of The Trusts, at cost .....  $138,772,089    $24,372,006
The Trusts shares held
 Class A .........................................            --             --
 Class B .........................................    15,174,806      2,373,965



                                                     EQ/Alliance    EQ/Bernstein    EQ/Calvert   EQ/Capital
                                                      Small Cap      Diversified     Socially     Guardian
                                                        Growth          Value      Responsible     Growth
                                                   --------------- -------------- ------------- ------------
Assets:
Investment in shares of The Trusts, at fair value   $118,676,703    $160,145,261     $974,498    $1,097,091
Receivable for The Trusts shares sold ............         3,941          19,818           --           134
Receivable for policy-related transactions .......            --              --           --            --
                                                    ------------    ------------     --------    ----------
  Total assets ...................................   118,680,644     160,165,079      974,498     1,097,225
                                                    ------------    ------------     --------    ----------
Liabilities:
Payable for The Trusts shares purchased ..........            --              --           --            --
Payable for policy-related transactions ..........         3,941          19,818           --           134
                                                    ------------    ------------     --------    ----------
  Total liabilities ..............................         3,941          19,818           --           134
                                                    ------------    ------------     --------    ----------
Net Assets .......................................  $118,676,703    $160,145,261     $974,498    $1,097,091
                                                    ============    ============     ========    ==========
Net Assets:
Accumulation Units ...............................  $118,605,288    $159,957,594     $938,571    $1,059,244
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................        71,415         187,667       35,927        37,847
                                                    ------------    ------------     --------    ----------
Total net assets .................................  $118,676,703    $160,145,261     $974,498    $1,097,091
                                                    ============    ============     ========    ==========
Investments in shares of The Trusts, at cost .....  $108,646,963    $133,712,083     $871,935    $  995,054
The Trusts shares held
 Class A .........................................       396,926              --           --            --
 Class B .........................................     7,899,772      11,280,551      125,045        88,071

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                      EQ/Capital     EQ/Capital     EQ/Capital
                                                       Guardian       Guardian       Guardian
                                                    International     Research     U.S. Equity
                                                   --------------- -------------- -------------
Assets:
Investment in shares of The Trusts, at fair value    $14,426,450    $76,750,737    $44,270,951
Receivable for The Trusts shares sold ............            --          9,960          3,298
Receivable for policy-related transactions .......         2,090             --             --
                                                     -----------    -----------    -----------
  Total assets ...................................    14,428,540     76,760,697     44,274,249
                                                     -----------    -----------    -----------
Liabilities:
Payable for The Trusts shares purchased ..........         2,090             --             --
Payable for policy-related transactions ..........            --          9,960          3,298
                                                     -----------    -----------    -----------
  Total liabilities ..............................         2,090          9,960          3,298
                                                     -----------    -----------    -----------
Net Assets .......................................   $14,426,450    $76,750,737    $44,270,951
                                                     ===========    ===========    ===========
Net Assets:
Accumulation Units ...............................   $14,270,980    $76,328,033    $44,149,848
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................       155,470        422,704        121,103
                                                     -----------    -----------    -----------
Total net assets .................................   $14,426,450    $76,750,737    $44,270,951
                                                     ===========    ===========    ===========
Investments in shares of The Trusts, at cost .....   $12,193,660    $57,782,381    $34,418,370
The Trusts shares held
 Class A .........................................            --             --             --
 Class B .........................................     1,334,894      6,469,231      3,848,120

                                                      EQ/Emerging    EQ/Enterprise   EQ/Enterprise   EQ/Enterprise
                                                    Markets Equity       Equity      Equity Income      Growth
                                                   ---------------- --------------- --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value     $55,955,005       $359,665       $1,504,626       $47,736
Receivable for The Trusts shares sold ............             --             --               --            --
Receivable for policy-related transactions .......          2,524            688           45,617            --
                                                      -----------       --------       ----------       -------
  Total assets ...................................     55,957,529        360,353        1,550,243        47,736
                                                      -----------       --------       ----------       -------
Liabilities:
Payable for The Trusts shares purchased ..........          2,524            688           45,617            --
Payable for policy-related transactions ..........             --             --               --            --
                                                      -----------       --------       ----------       -------
  Total liabilities ..............................          2,524            688           45,617            --
                                                      -----------       --------       ----------       -------
Net Assets .......................................    $55,955,005       $359,665       $1,504,626       $47,736
                                                      ===========       ========       ==========       =======
Net Assets:
Accumulation Units ...............................    $55,641,627       $359,390       $1,503,227       $47,664
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................        313,378            275            1,399            72
                                                      -----------       --------       ----------       -------
Total net assets .................................    $55,955,005       $359,665       $1,504,626       $47,736
                                                      ===========       ========       ==========       =======
Investments in shares of The Trusts, at cost .....    $38,469,165       $353,630       $1,490,398       $46,767
The Trusts shares held
 Class A .........................................             --             --               --            --
 Class B .........................................      5,559,626         16,929          247,743         9,924

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                    EQ/Enterprise  EQ/Enterprise
                                                     Growth and    Small Company
                                                       Income          Growth
                                                   -------------- ---------------
Assets:
Investment in shares of The Trusts, at fair value     $106,215      $   937,151
Receivable for The Trusts shares sold ............          --               --
Receivable for policy-related transactions .......          --          816,345
                                                      --------      -----------
  Total assets ...................................     106,215        1,753,496
                                                      --------      -----------
Liabilities:
Payable for The Trusts shares purchased ..........          --          816,345
Payable for policy-related transactions ..........          --               --
                                                      --------      -----------
  Total liabilities ..............................          --          816,345
                                                      --------      -----------
Net Assets .......................................    $106,215      $   937,151
                                                      ========      ===========
Net Assets:
Accumulation Units ...............................    $106,076      $   937,031
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................         139              120
                                                      --------      -----------
Total net assets .................................    $106,215      $   937,151
                                                      ========      ===========
Investments in shares of The Trusts, at cost .....    $104,036      $   934,067
The Trusts shares held
 Class A .........................................          --               --
 Class B .........................................      19,113          113,124

                                                    EQ/Enterprise
                                                    Small Company     EQ/Equity     EQ/Evergreen       EQ/FI
                                                        Value         500 Index         Omega         Mid Cap
                                                   --------------- --------------- -------------- --------------
Assets:
Investment in shares of The Trusts, at fair value     $2,294,597    $166,197,051    $12,935,271    $82,707,192
Receivable for The Trusts shares sold ............        43,167              --            362             --
Receivable for policy-related transactions .......            --          53,462             --        424,111
                                                      ----------    ------------    -----------    -----------
  Total assets ...................................     2,337,764     166,250,513     12,935,633     83,131,303
                                                      ----------    ------------    -----------    -----------
Liabilities:
Payable for The Trusts shares purchased ..........            --          53,462             --        462,082
Payable for policy-related transactions ..........        43,167              --            362             --
                                                      ----------    ------------    -----------    -----------
  Total liabilities ..............................        43,167          53,462            362        462,082
                                                      ----------    ------------    -----------    -----------
Net Assets .......................................    $2,294,597    $166,197,051    $12,935,271    $82,669,221
                                                      ==========    ============    ===========    ===========
Net Assets:
Accumulation Units ...............................    $2,292,040    $165,822,616    $12,815,383    $82,300,734
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................         2,557         374,435        119,888        368,487
                                                      ----------    ------------    -----------    -----------
Total net assets .................................    $2,294,597    $166,197,051    $12,935,271    $82,669,221
                                                      ==========    ============    ===========    ===========
Investments in shares of The Trusts, at cost .....    $2,252,616    $172,666,752    $11,422,150    $64,745,584
The Trusts shares held
 Class A .........................................            --              --             --             --
 Class B .........................................        82,678       7,184,931      1,444,735      7,464,880

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                        EQ/FI
                                                      Small/Mid     EQ/J.P. Morgan       EQ/Janus
                                                      Cap Value        Core Bond     Large Cap Growth
                                                   --------------- ---------------- ------------------
Assets:
Investment in shares of The Trusts, at fair value   $159,013,935      $49,224,984       $22,133,123
Receivable for The Trusts shares sold ............        19,515               --               118
Receivable for policy-related transactions .......            --           50,051                --
                                                    ------------      -----------       -----------
  Total assets ...................................   159,033,450       49,275,035        22,133,241
                                                    ------------      -----------       -----------
Liabilities:
Payable for The Trusts shares purchased ..........            --           50,051                --
Payable for policy-related transactions ..........        19,515               --               118
                                                    ------------      -----------       -----------
  Total liabilities ..............................        19,515           50,051               118
                                                    ------------      -----------       -----------
Net Assets .......................................  $159,013,935      $49,224,984       $22,133,123
                                                    ============      ===========       ===========
Net Assets:
Accumulation Units ...............................  $158,871,171      $49,206,292       $22,023,896
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................       142,764           18,692           109,227
                                                    ------------      -----------       -----------
Total net assets .................................  $159,013,935      $49,224,984       $22,133,123
                                                    ============      ===========       ===========
Investments in shares of The Trusts, at cost .....  $132,798,954      $50,134,516       $19,944,773
The Trusts shares held
 Class A .........................................            --               --                --
 Class B .........................................    11,360,783        4,415,281         3,476,960

                                                     EQ/JP Morgan     EQ/Lazard                     EQ/Mercury
                                                        Value         Small Cap     EQ/Marsico     Basic Value
                                                    Opportunities       Value          Focus          Equity
                                                   --------------- -------------- -------------- ---------------
Assets:
Investment in shares of The Trusts, at fair value    $41,910,589    $47,504,644    $60,200,628    $183,903,394
Receivable for The Trusts shares sold ............           803        354,118             --       1,076,549
Receivable for policy-related transactions .......        37,971             --        324,505              --
                                                     -----------    -----------    -----------    ------------
  Total assets ...................................    41,949,363     47,858,762     60,525,133     184,979,943
                                                     -----------    -----------    -----------    ------------
Liabilities:
Payable for The Trusts shares purchased ..........            --             --        324,505              --
Payable for policy-related transactions ..........           803        354,118             --       1,076,549
                                                     -----------    -----------    -----------    ------------
  Total liabilities ..............................           803        354,118        324,505       1,076,549
                                                     -----------    -----------    -----------    ------------
Net Assets .......................................   $41,948,560    $47,504,644    $60,200,628    $183,903,394
                                                     ===========    ===========    ===========    ============
Net Assets:
Accumulation Units ...............................   $41,948,560    $47,416,690    $57,242,991    $183,444,909
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................            --         87,954      2,957,637         458,485
                                                     -----------    -----------    -----------    ------------
Total net assets .................................   $41,948,560    $47,504,644    $60,200,628    $183,903,394
                                                     ===========    ===========    ===========    ============
Investments in shares of The Trusts, at cost .....   $38,416,833    $40,802,133    $47,858,877    $159,562,960
The Trusts shares held
 Class A .........................................            --             --             --              --
 Class B .........................................     3,400,664      3,387,153      4,126,789      11,861,689

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                      EQ/Mercury         EQ/MFS
                                                    International   Emerging Growth
                                                        Value          Companies
                                                   --------------- -----------------
Assets:
Investment in shares of The Trusts, at fair value    $60,926,797      $116,247,454
Receivable for The Trusts shares sold ............            --            55,156
Receivable for policy-related transactions .......        19,544                --
                                                     -----------      ------------
  Total assets ...................................    60,946,341       116,302,610
                                                     -----------      ------------
Liabilities:
Payable for The Trusts shares purchased ..........        19,544                --
Payable for policy-related transactions ..........            --            55,156
                                                     -----------      ------------
  Total liabilities ..............................        19,544            55,156
                                                     -----------      ------------
Net Assets .......................................   $60,926,797      $116,247,454
                                                     ===========      ============
Net Assets:
Accumulation Units ...............................   $60,865,967      $116,063,480
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................        60,830           183,974
                                                     -----------      ------------
Total net assets .................................   $60,926,797      $116,247,454
                                                     ===========      ============
Investments in shares of The Trusts, at cost .....   $49,186,282      $181,242,187
The Trusts shares held
 Class A .........................................            --                --
 Class B .........................................     4,677,368         8,870,064

                                                         EQ/MFS          EQ/Money       EQ/Small
                                                    Investors Trust       Market      Company Index
                                                   ----------------- --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value     $15,970,530     $137,677,779    $39,378,164
Receivable for The Trusts shares sold ............            604           66,447          1,820
Receivable for policy-related transactions .......             --               --             --
                                                      -----------     ------------    -----------
  Total assets ...................................     15,971,134      137,744,226     39,379,984
                                                      -----------     ------------    -----------
Liabilities:
Payable for The Trusts shares purchased ..........             --               --             --
Payable for policy-related transactions ..........            604           66,447          1,820
                                                      -----------     ------------    -----------
  Total liabilities ..............................            604           66,447          1,820
                                                      -----------     ------------    -----------
Net Assets .......................................    $15,970,530     $137,677,779    $39,378,164
                                                      ===========     ============    ===========
Net Assets:
Accumulation Units ...............................    $15,815,910     $137,561,059    $39,235,729
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................        154,620          116,720        142,435
                                                      -----------     ------------    -----------
Total net assets .................................    $15,970,530     $137,677,779    $39,378,164
                                                      ===========     ============    ===========
Investments in shares of The Trusts, at cost .....    $15,368,615     $138,375,367    $32,268,758
The Trusts shares held
 Class A .........................................             --          998,364             --
 Class B .........................................      1,686,368       12,359,854      3,318,703

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ------------------   -----------------   --------------------------
AXA Aggressive Allocation ..................     Class B 0.50%           $ 10.70                      --
AXA Aggressive Allocation ..................     Class B 1.15%           $ 10.64                      64
AXA Aggressive Allocation ..................     Class B 1.35%           $ 10.62                      51
AXA Aggressive Allocation ..................     Class B 1.55%           $ 10.60                      40
AXA Aggressive Allocation ..................     Class B 1.60%           $ 10.59                      24
AXA Aggressive Allocation ..................     Class B 1.70%           $ 11.72                      13

AXA Conservative Allocation ................     Class B 0.50%           $ 10.37                      --
AXA Conservative Allocation ................     Class B 1.15%           $ 10.31                      98
AXA Conservative Allocation ................     Class B 1.35%           $ 10.29                     131
AXA Conservative Allocation ................     Class B 1.55%           $ 10.27                     140
AXA Conservative Allocation ................     Class B 1.60%           $ 10.27                      63
AXA Conservative Allocation ................     Class B 1.70%           $ 10.74                       5

AXA Conservative-Plus Allocation ...........     Class B 0.50%           $ 10.47                      15
AXA Conservative-Plus Allocation ...........     Class B 1.15%           $ 10.41                      54
AXA Conservative-Plus Allocation ...........     Class B 1.35%           $ 10.39                     150
AXA Conservative-Plus Allocation ...........     Class B 1.55%           $ 10.38                     137
AXA Conservative-Plus Allocation ...........     Class B 1.60%           $ 10.37                     279
AXA Conservative-Plus Allocation ...........     Class B 1.70%           $ 11.02                      --

AXA Moderate Allocation ....................     Class A 1.15%           $ 48.21                     778
AXA Moderate Allocation ....................     Class B 0.50%           $ 52.05                       1
AXA Moderate Allocation ....................     Class B 1.15%           $ 45.97                   1,106
AXA Moderate Allocation ....................     Class B 1.35%           $ 44.24                   3,361
AXA Moderate Allocation ....................     Class B 1.55%           $ 42.57                   2,498
AXA Moderate Allocation ....................     Class B 1.60%           $ 42.17                   1,400
AXA Moderate Allocation ....................     Class B 1.70%           $ 41.36                       8

AXA Moderate-Plus Allocation ...............     Class B 0.50%           $ 10.71                      --
AXA Moderate-Plus Allocation ...............     Class B 1.15%           $ 10.65                     281
AXA Moderate-Plus Allocation ...............     Class B 1.35%           $ 10.63                     256
AXA Moderate-Plus Allocation ...............     Class B 1.55%           $ 10.61                     289
AXA Moderate-Plus Allocation ...............     Class B 1.60%           $ 10.61                     180
AXA Moderate-Plus Allocation ...............     Class B 1.70%           $ 11.71                      --

AXA Premier VIP Aggressive Equity ..........     Class A 1.15%           $ 57.16                     320
AXA Premier VIP Aggressive Equity ..........     Class B 0.50%           $ 63.39                      --
AXA Premier VIP Aggressive Equity ..........     Class B 1.15%           $ 55.99                     272
AXA Premier VIP Aggressive Equity ..........     Class B 1.35%           $ 53.88                     334
AXA Premier VIP Aggressive Equity ..........     Class B 1.55%           $ 51.85                      88
AXA Premier VIP Aggressive Equity ..........     Class B 1.60%           $ 51.36                      74
AXA Premier VIP Aggressive Equity ..........     Class B 1.70%           $ 50.38                       2

AXA Premier VIP Core Bond ..................     Class B 0.50%           $ 11.49                       1
AXA Premier VIP Core Bond ..................     Class B 1.15%           $ 11.26                     551
AXA Premier VIP Core Bond ..................     Class B 1.35%           $ 11.19                   1,247
AXA Premier VIP Core Bond ..................     Class B 1.55%           $ 11.13                   1,721
AXA Premier VIP Core Bond ..................     Class B 1.60%           $ 11.11                   1,124
AXA Premier VIP Core Bond ..................     Class B 1.70%           $ 11.07                      11

AXA Premier VIP Health Care ................     Class B 0.50%           $ 11.33                       1
AXA Premier VIP Health Care ................     Class B 1.15%           $ 11.11                     231
AXA Premier VIP Health Care ................     Class B 1.35%           $ 11.04                     484
AXA Premier VIP Health Care ................     Class B 1.55%           $ 10.98                     473
AXA Premier VIP Health Care ................     Class B 1.60%           $ 10.96                     301
AXA Premier VIP Health Care ................     Class B 1.70%           $ 10.93                      10

                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                   Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                  ------------------   -----------------   --------------------------
AXA Premier VIP High Yield ....................     Class A 1.15%           $ 31.20                     132
AXA Premier VIP High Yield ....................     Class B 0.50%           $ 34.38                       2
AXA Premier VIP High Yield ....................     Class B 1.15%           $ 30.56                     548
AXA Premier VIP High Yield ....................     Class B 1.35%           $ 29.46                   1,318
AXA Premier VIP High Yield ....................     Class B 1.55%           $ 28.41                   1,146
AXA Premier VIP High Yield ....................     Class B 1.60%           $ 28.15                     647
AXA Premier VIP High Yield ....................     Class B 1.70%           $ 27.64                      14

AXA Premier VIP International Equity ..........     Class B 0.50%           $ 12.35                      --
AXA Premier VIP International Equity ..........     Class B 1.15%           $ 12.11                     243
AXA Premier VIP International Equity ..........     Class B 1.35%           $ 12.03                     456
AXA Premier VIP International Equity ..........     Class B 1.55%           $ 11.96                     473
AXA Premier VIP International Equity ..........     Class B 1.60%           $ 11.94                     460
AXA Premier VIP International Equity ..........     Class B 1.70%           $ 11.90                       1

AXA Premier VIP Large Cap Core Equity .........     Class B 0.50%           $ 10.72                       1
AXA Premier VIP Large Cap Core Equity .........     Class B 1.15%           $ 10.52                     131
AXA Premier VIP Large Cap Core Equity .........     Class B 1.35%           $ 10.45                     201
AXA Premier VIP Large Cap Core Equity .........     Class B 1.55%           $ 10.39                     382
AXA Premier VIP Large Cap Core Equity .........     Class B 1.60%           $ 10.37                     255
AXA Premier VIP Large Cap Core Equity .........     Class B 1.70%           $ 10.34                       3

AXA Premier VIP Large Cap Growth ..............     Class B 0.50%           $  9.44                       2
AXA Premier VIP Large Cap Growth ..............     Class B 1.15%           $  9.26                     281
AXA Premier VIP Large Cap Growth ..............     Class B 1.35%           $  9.20                     449
AXA Premier VIP Large Cap Growth ..............     Class B 1.55%           $  9.15                     712
AXA Premier VIP Large Cap Growth ..............     Class B 1.60%           $  9.13                     384
AXA Premier VIP Large Cap Growth ..............     Class B 1.70%           $  9.10                      27

AXA Premier VIP Large Cap Value ...............     Class B 0.50%           $ 11.84                      --
AXA Premier VIP Large Cap Value ...............     Class B 1.15%           $ 11.61                     259
AXA Premier VIP Large Cap Value ...............     Class B 1.35%           $ 11.54                     503
AXA Premier VIP Large Cap Value ...............     Class B 1.55%           $ 11.47                     613
AXA Premier VIP Large Cap Value ...............     Class B 1.60%           $ 11.46                     304
AXA Premier VIP Large Cap Value ...............     Class B 1.70%           $ 11.42                      45

AXA Premier VIP Small/Mid Cap Growth ..........     Class B 0.50%           $  9.70                       1
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 1.15%           $  9.51                     333
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 1.35%           $  9.45                     806
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 1.55%           $  9.40                   1,099
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 1.60%           $  9.38                     503
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 1.70%           $  9.35                       6
AXA Premier VIP Small/Mid Cap Value ...........     Class B 0.50%           $ 11.92                      --
AXA Premier VIP Small/Mid Cap Value ...........     Class B 1.15%           $ 11.69                     447
AXA Premier VIP Small/Mid Cap Value ...........     Class B 1.35%           $ 11.62                     904
AXA Premier VIP Small/Mid Cap Value ...........     Class B 1.55%           $ 11.54                     995
AXA Premier VIP Small/Mid Cap Value ...........     Class B 1.60%           $ 11.53                     575
AXA Premier VIP Small/Mid Cap Value ...........     Class B 1.70%           $ 11.49                      29

AXA Premier VIP Technology ....................     Class B 0.50%           $  9.36                      14
AXA Premier VIP Technology ....................     Class B 1.15%           $  9.18                     537
AXA Premier VIP Technology ....................     Class B 1.35%           $  9.12                   1,028
AXA Premier VIP Technology ....................     Class B 1.55%           $  9.07                   2,185
AXA Premier VIP Technology ....................     Class B 1.60%           $  9.05                   1,346
AXA Premier VIP Technology ....................     Class B 1.70%           $  9.02                      15

                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                            Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                           ------------------   -----------------   --------------------------
EQ/Alliance Common Stock ...............................     Class A 1.15%          $ 257.37                     407
EQ/Alliance Common Stock ...............................     Class B 0.50%          $ 304.68                      13
EQ/Alliance Common Stock ...............................     Class B 1.15%          $ 252.09                     552
EQ/Alliance Common Stock ...............................     Class B 1.35%          $ 237.75                   1,044
EQ/Alliance Common Stock ...............................     Class B 1.55%          $ 224.21                     469
EQ/Alliance Common Stock ...............................     Class B 1.60%          $ 220.94                     275
EQ/Alliance Common Stock ...............................     Class B 1.70%          $ 214.55                       3

EQ/Alliance Growth and Income ..........................     Class A 1.15%          $  29.50                   1,692
EQ/Alliance Growth and Income ..........................     Class B 0.50%          $  31.15                       5
EQ/Alliance Growth and Income ..........................     Class B 1.15%          $  28.94                   2,261
EQ/Alliance Growth and Income ..........................     Class B 1.35%          $  28.28                   5,306
EQ/Alliance Growth and Income ..........................     Class B 1.55%          $  27.65                   4,595
EQ/Alliance Growth and Income ..........................     Class B 1.60%          $  27.49                   2,231
EQ/Alliance Growth and Income ..........................     Class B 1.70%          $  27.18                      32

EQ/Alliance Intermediate Government Securities .........     Class A 1.15%          $  19.55                     354
EQ/Alliance Intermediate Government Securities .........     Class B 0.50%          $  20.98                       7
EQ/Alliance Intermediate Government Securities .........     Class B 1.15%          $  19.17                     766
EQ/Alliance Intermediate Government Securities .........     Class B 1.35%          $  18.65                   2,322
EQ/Alliance Intermediate Government Securities .........     Class B 1.55%          $  18.13                   3,603
EQ/Alliance Intermediate Government Securities .........     Class B 1.60%          $  18.01                   2,200
EQ/Alliance Intermediate Government Securities .........     Class B 1.70%          $  17.76                      67

EQ/Alliance International ..............................     Class A 1.15%          $  13.84                   1,509
EQ/Alliance International ..............................     Class B 0.50%          $  14.45                       4
EQ/Alliance International ..............................     Class B 1.15%          $  13.56                   1,359
EQ/Alliance International ..............................     Class B 1.35%          $  13.29                   3,816
EQ/Alliance International ..............................     Class B 1.55%          $  13.03                   3,983
EQ/Alliance International ..............................     Class B 1.60%          $  12.97                   1,745
EQ/Alliance International ..............................     Class B 1.70%          $  12.84                      13

EQ/Alliance Premier Growth .............................     Class B 0.50%          $   6.60                       1
EQ/Alliance Premier Growth .............................     Class B 1.15%          $   6.36                   1,269
EQ/Alliance Premier Growth .............................     Class B 1.35%          $   6.28                   6,276
EQ/Alliance Premier Growth .............................     Class B 1.55%          $   6.21                   5,347
EQ/Alliance Premier Growth .............................     Class B 1.60%          $   6.19                   3,283
EQ/Alliance Premier Growth .............................     Class B 1.70%          $   6.16                      17

EQ/Alliance Quality Bond ...............................     Class B 0.50%          $  17.51                       6
EQ/Alliance Quality Bond ...............................     Class B 1.15%          $  16.26                     275
EQ/Alliance Quality Bond ...............................     Class B 1.35%          $  15.89                     460
EQ/Alliance Quality Bond ...............................     Class B 1.55%          $  15.54                     489
EQ/Alliance Quality Bond ...............................     Class B 1.60%          $  15.45                     279
EQ/Alliance Quality Bond ...............................     Class B 1.70%          $  15.27                      17

EQ/Alliance Small Cap Growth ...........................     Class A 1.15%          $  15.89                     358
EQ/Alliance Small Cap Growth ...........................     Class B 0.50%          $  16.41                       4
EQ/Alliance Small Cap Growth ...........................     Class B 1.15%          $  15.60                   1,361
EQ/Alliance Small Cap Growth ...........................     Class B 1.35%          $  15.36                   1,733
EQ/Alliance Small Cap Growth ...........................     Class B 1.55%          $  15.12                   3,054
EQ/Alliance Small Cap Growth ...........................     Class B 1.60%          $  15.07                   1,230
EQ/Alliance Small Cap Growth ...........................     Class B 1.70%          $  14.95                      20

                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ------------------   -----------------   --------------------------
EQ/Bernstein Diversified Value ............     Class B 0.50%           $ 15.30                       9
EQ/Bernstein Diversified Value ............     Class B 1.15%           $ 14.61                   2,543
EQ/Bernstein Diversified Value ............     Class B 1.35%           $ 14.41                   3,317
EQ/Bernstein Diversified Value ............     Class B 1.55%           $ 14.21                   3,414
EQ/Bernstein Diversified Value ............     Class B 1.60%           $ 14.16                   1,814
EQ/Bernstein Diversified Value ............     Class B 1.70%           $ 14.06                      49

EQ/Calvert Socially Responsible ...........     Class B 0.50%           $  8.50                      --
EQ/Calvert Socially Responsible ...........     Class B 1.15%           $  8.21                      19
EQ/Calvert Socially Responsible ...........     Class B 1.35%           $  8.12                      55
EQ/Calvert Socially Responsible ...........     Class B 1.55%           $  8.03                      30
EQ/Calvert Socially Responsible ...........     Class B 1.60%           $  8.01                      11
EQ/Calvert Socially Responsible ...........     Class B 1.70%           $  7.96                       1

EQ/Capital Guardian Growth ................     Class B 0.50%           $ 12.75                       1
EQ/Capital Guardian Growth ................     Class B 1.15%           $ 12.12                      15
EQ/Capital Guardian Growth ................     Class B 1.35%           $ 11.94                      19
EQ/Capital Guardian Growth ................     Class B 1.55%           $ 11.75                      25
EQ/Capital Guardian Growth ................     Class B 1.60%           $ 11.71                      29
EQ/Capital Guardian Growth ................     Class B 1.70%           $ 11.62                      --

EQ/Capital Guardian International .........     Class B 0.50%           $ 11.22                     176
EQ/Capital Guardian International .........     Class B 1.15%           $ 10.81                     209
EQ/Capital Guardian International .........     Class B 1.35%           $ 10.68                     425
EQ/Capital Guardian International .........     Class B 1.55%           $ 10.56                     328
EQ/Capital Guardian International .........     Class B 1.60%           $ 10.53                     193
EQ/Capital Guardian International .........     Class B 1.70%           $ 10.47                      --

EQ/Capital Guardian Research ..............     Class B 0.50%           $ 11.87                      --
EQ/Capital Guardian Research ..............     Class B 1.15%           $ 11.44                   1,468
EQ/Capital Guardian Research ..............     Class B 1.35%           $ 11.30                   2,835
EQ/Capital Guardian Research ..............     Class B 1.55%           $ 11.18                   1,594
EQ/Capital Guardian Research ..............     Class B 1.60%           $ 11.14                     867
EQ/Capital Guardian Research ..............     Class B 1.70%           $ 11.08                       1

EQ/Capital Guardian U.S. Equity ...........     Class B 0.50%           $ 11.65                      16
EQ/Capital Guardian U.S. Equity ...........     Class B 1.15%           $ 11.22                     543
EQ/Capital Guardian U.S. Equity ...........     Class B 1.35%           $ 11.10                   1,192
EQ/Capital Guardian U.S. Equity ...........     Class B 1.55%           $ 10.97                   1,430
EQ/Capital Guardian U.S. Equity ...........     Class B 1.60%           $ 10.94                     805
EQ/Capital Guardian U.S. Equity ...........     Class B 1.70%           $ 10.87                      14

EQ/Emerging Markets Equity ................     Class B 0.50%           $ 11.34                      12
EQ/Emerging Markets Equity ................     Class B 1.15%           $ 10.80                     876
EQ/Emerging Markets Equity ................     Class B 1.35%           $ 10.64                   1,948
EQ/Emerging Markets Equity ................     Class B 1.55%           $ 10.48                   1,556
EQ/Emerging Markets Equity ................     Class B 1.60%           $ 10.45                     860
EQ/Emerging Markets Equity ................     Class B 1.70%           $ 10.37                      --

EQ/Enterprise Equity ......................     Class B 0.50%           $ 19.57                      --
EQ/Enterprise Equity ......................     Class B 1.15%           $ 17.57                      --
EQ/Enterprise Equity ......................     Class B 1.35%           $ 16.99                      10
EQ/Enterprise Equity ......................     Class B 1.55%           $ 16.44                       9
EQ/Enterprise Equity ......................     Class B 1.60%           $ 16.30                       2
EQ/Enterprise Equity ......................     Class B 1.70%           $ 16.03                      --

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ------------------   -----------------   --------------------------
EQ/Enterprise Equity Income ................     Class B 0.50%          $  5.96                        2
EQ/Enterprise Equity Income ................     Class B 1.15%          $  5.73                       50
EQ/Enterprise Equity Income ................     Class B 1.35%          $  5.66                       87
EQ/Enterprise Equity Income ................     Class B 1.55%          $  5.59                       71
EQ/Enterprise Equity Income ................     Class B 1.60%          $  5.57                       56
EQ/Enterprise Equity Income ................     Class B 1.70%          $  5.54                       --

EQ/Enterprise Growth .......................     Class B 0.50%          $  4.67                        2
EQ/Enterprise Growth .......................     Class B 1.15%          $  4.49                       --
EQ/Enterprise Growth .......................     Class B 1.35%          $  4.43                        3
EQ/Enterprise Growth .......................     Class B 1.55%          $  4.38                        3
EQ/Enterprise Growth .......................     Class B 1.60%          $  4.36                        3
EQ/Enterprise Growth .......................     Class B 1.70%          $  4.34                       --

EQ/Enterprise Growth and Income ............     Class B 0.50%          $  5.44                        2
EQ/Enterprise Growth and Income ............     Class B 1.15%          $  5.23                       --
EQ/Enterprise Growth and Income ............     Class B 1.35%          $  5.16                       14
EQ/Enterprise Growth and Income ............     Class B 1.55%          $  5.10                       --
EQ/Enterprise Growth and Income ............     Class B 1.60%          $  5.08                        4
EQ/Enterprise Growth and Income ............     Class B 1.70%          $  5.05                       --

EQ/Enterprise Small Company Growth .........     Class B 0.50%          $  8.04                        1
EQ/Enterprise Small Company Growth .........     Class B 1.15%          $  7.72                       13
EQ/Enterprise Small Company Growth .........     Class B 1.35%          $  7.63                       68
EQ/Enterprise Small Company Growth .........     Class B 1.55%          $  7.53                       30
EQ/Enterprise Small Company Growth .........     Class B 1.60%          $  7.51                       11
EQ/Enterprise Small Company Growth .........     Class B 1.70%          $  7.46                       --

EQ/Enterprise Small Company Value ..........     Class B 0.50%          $ 26.24                       --
EQ/Enterprise Small Company Value ..........     Class B 1.15%          $ 23.56                       20
EQ/Enterprise Small Company Value ..........     Class B 1.35%          $ 22.79                       31
EQ/Enterprise Small Company Value ..........     Class B 1.55%          $ 22.05                       30
EQ/Enterprise Small Company Value ..........     Class B 1.60%          $ 21.86                       21
EQ/Enterprise Small Company Value ..........     Class B 1.70%          $ 21.50                       --

EQ/Equity 500 Index ........................     Class B 0.50%          $ 28.13                        1
EQ/Equity 500 Index ........................     Class B 1.15%          $ 26.20                      858
EQ/Equity 500 Index ........................     Class B 1.35%          $ 25.63                    3,163
EQ/Equity 500 Index ........................     Class B 1.55%          $ 25.07                    1,508
EQ/Equity 500 Index ........................     Class B 1.60%          $ 24.94                      968
EQ/Equity 500 Index ........................     Class B 1.70%          $ 24.66                       13

EQ/Evergreen Omega .........................     Class B 0.50%          $  8.77                        2
EQ/Evergreen Omega .........................     Class B 1.15%          $  8.43                      225
EQ/Evergreen Omega .........................     Class B 1.35%          $  8.33                      431
EQ/Evergreen Omega .........................     Class B 1.55%          $  8.23                      647
EQ/Evergreen Omega .........................     Class B 1.60%          $  8.20                      242
EQ/Evergreen Omega .........................     Class B 1.70%          $  8.15                        1

EQ/FI Mid Cap ..............................     Class B 0.50%          $ 11.56                      465
EQ/FI Mid Cap ..............................     Class B 1.15%          $ 11.24                      697
EQ/FI Mid Cap ..............................     Class B 1.35%          $ 11.14                    1,605
EQ/FI Mid Cap ..............................     Class B 1.55%          $ 11.04                    3,046
EQ/FI Mid Cap ..............................     Class B 1.60%          $ 11.02                    1,558
EQ/FI Mid Cap ..............................     Class B 1.70%          $ 10.97                       38

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                             ------------------   -----------------   --------------------------
EQ/FI Small/Mid Cap Value ................     Class B 0.50%           $ 15.38                     332
EQ/FI Small/Mid Cap Value ................     Class B 1.15%           $ 14.63                   2,058
EQ/FI Small/Mid Cap Value ................     Class B 1.35%           $ 14.40                   2,500
EQ/FI Small/Mid Cap Value ................     Class B 1.55%           $ 14.18                   4,357
EQ/FI Small/Mid Cap Value ................     Class B 1.60%           $ 14.13                   1,805
EQ/FI Small/Mid Cap Value ................     Class B 1.70%           $ 14.02                      26

EQ/J.P. Morgan Core Bond .................     Class B 0.50%           $ 14.70                       5
EQ/J.P. Morgan Core Bond .................     Class B 1.15%           $ 14.04                     621
EQ/J.P. Morgan Core Bond .................     Class B 1.35%           $ 13.84                   1,021
EQ/J.P. Morgan Core Bond .................     Class B 1.55%           $ 13.65                   1,172
EQ/J.P. Morgan Core Bond .................     Class B 1.60%           $ 13.60                     748
EQ/J.P. Morgan Core Bond .................     Class B 1.70%           $ 13.50                       8

EQ/Janus Large Cap Growth ................     Class B 0.50%           $  6.25                       3
EQ/Janus Large Cap Growth ................     Class B 1.15%           $  6.08                     188
EQ/Janus Large Cap Growth ................     Class B 1.35%           $  6.02                     503
EQ/Janus Large Cap Growth ................     Class B 1.55%           $  5.97                   1,916
EQ/Janus Large Cap Growth ................     Class B 1.60%           $  5.96                   1,047
EQ/Janus Large Cap Growth ................     Class B 1.70%           $  5.93                      25

EQ/JP Morgan Value Opportunities .........     Class B 0.50%           $ 14.10                      --
EQ/JP Morgan Value Opportunities .........     Class B 1.15%           $ 13.40                     946
EQ/JP Morgan Value Opportunities .........     Class B 1.35%           $ 13.20                   1,375
EQ/JP Morgan Value Opportunities .........     Class B 1.55%           $ 12.99                     509
EQ/JP Morgan Value Opportunities .........     Class B 1.60%           $ 12.94                     338
EQ/JP Morgan Value Opportunities .........     Class B 1.70%           $ 12.84                      11

EQ/Lazard Small Cap Value ................     Class B 0.50%           $ 17.65                      12
EQ/Lazard Small Cap Value ................     Class B 1.15%           $ 16.86                     526
EQ/Lazard Small Cap Value ................     Class B 1.35%           $ 16.63                     986
EQ/Lazard Small Cap Value ................     Class B 1.55%           $ 16.39                     837
EQ/Lazard Small Cap Value ................     Class B 1.60%           $ 16.33                     499
EQ/Lazard Small Cap Value ................     Class B 1.70%           $ 16.22                       5

EQ/Marsico Focus .........................     Class B 0.50%           $ 14.36                       3
EQ/Marsico Focus .........................     Class B 1.15%           $ 14.05                     693
EQ/Marsico Focus .........................     Class B 1.35%           $ 13.95                   1,467
EQ/Marsico Focus .........................     Class B 1.55%           $ 13.86                   1,261
EQ/Marsico Focus .........................     Class B 1.60%           $ 13.84                     676
EQ/Marsico Focus .........................     Class B 1.70%           $ 13.79                      11

EQ/Mercury Basic Value Equity ............     Class B 0.50%           $ 21.32                     189
EQ/Mercury Basic Value Equity ............     Class B 1.15%           $ 20.27                   1,843
EQ/Mercury Basic Value Equity ............     Class B 1.35%           $ 19.96                   3,230
EQ/Mercury Basic Value Equity ............     Class B 1.55%           $ 19.65                   2,719
EQ/Mercury Basic Value Equity ............     Class B 1.60%           $ 19.58                   1,213
EQ/Mercury Basic Value Equity ............     Class B 1.70%           $ 19.43                      21

EQ/Mercury International Value ...........     Class B 0.50%           $ 18.04                       3
EQ/Mercury International Value ...........     Class B 1.15%           $ 17.16                     779
EQ/Mercury International Value ...........     Class B 1.35%           $ 16.89                   1,244
EQ/Mercury International Value ...........     Class B 1.55%           $ 16.63                   1,121
EQ/Mercury International Value ...........     Class B 1.60%           $ 16.57                     468
EQ/Mercury International Value ...........     Class B 1.70%           $ 16.44                       3

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2004


                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                             ------------------   -----------------   --------------------------
EQ/MFS Emerging Growth Companies .........     Class B 0.50%           $ 14.09                      --
EQ/MFS Emerging Growth Companies .........     Class B 1.15%           $ 13.40                   1,570
EQ/MFS Emerging Growth Companies .........     Class B 1.35%           $ 13.19                   4,453
EQ/MFS Emerging Growth Companies .........     Class B 1.55%           $ 12.99                   1,652
EQ/MFS Emerging Growth Companies .........     Class B 1.60%           $ 12.94                   1,142
EQ/MFS Emerging Growth Companies .........     Class B 1.70%           $ 12.84                       2

EQ/MFS Investors Trust ...................     Class B 0.50%           $  9.45                      19
EQ/MFS Investors Trust ...................     Class B 1.15%           $  9.09                      98
EQ/MFS Investors Trust ...................     Class B 1.35%           $  8.98                     635
EQ/MFS Investors Trust ...................     Class B 1.55%           $  8.87                     599
EQ/MFS Investors Trust ...................     Class B 1.60%           $  8.84                     421
EQ/MFS Investors Trust ...................     Class B 1.70%           $  8.79                      --

EQ/Money Market ..........................     Class A 1.15%           $ 30.08                     344
EQ/Money Market ..........................     Class B 0.00%           $ 38.75                      25
EQ/Money Market ..........................     Class B 0.50%           $ 34.45                       2
EQ/Money Market ..........................     Class B 1.15%           $ 29.55                     566
EQ/Money Market ..........................     Class B 1.35%           $ 28.18                   1,221
EQ/Money Market ..........................     Class B 1.55%           $ 26.87                   1,317
EQ/Money Market ..........................     Class B 1.60%           $ 26.55                   1,478
EQ/Money Market ..........................     Class B 1.70%           $ 25.92                      15

EQ/Small Company Index ...................     Class B 0.50%           $ 15.24                      --
EQ/Small Company Index ...................     Class B 1.15%           $ 14.56                     499
EQ/Small Company Index ...................     Class B 1.35%           $ 14.35                   1,073
EQ/Small Company Index ...................     Class B 1.55%           $ 14.15                     783
EQ/Small Company Index ...................     Class B 1.60%           $ 14.10                     378
EQ/Small Company Index ...................     Class B 1.70%           $ 14.00                      11


                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                            AXA
                                                 AXA Aggressive   AXA Conservative   Conservative-Plus
                                                 Allocation (a)    Allocation (a)      Allocation (a)
                                                ---------------- ------------------ -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................     $ 24,717          $105,338            $136,552
 Expenses:
  Asset-based charges .........................       12,365            29,221              42,694
                                                    --------          --------            --------
Net Investment Income (Loss) ..................       12,352            76,117              93,858
                                                    --------          --------            --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........       (3,907)           34,971               9,466
  Realized gain distribution from The Trusts ..          567             1,143               2,116
                                                    --------          --------            --------
 Net realized gain (loss) .....................       (3,340)           36,114              11,582
                                                    --------          --------            --------
 Change in unrealized appreciation
  (depreciation) of investments ...............      144,445            66,094             245,974
                                                    --------          --------            --------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................      141,105           102,208             257,556
                                                    --------          --------            --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................     $153,457          $178,325            $351,414
                                                    ========          ========            ========

                                                                      AXA          AXA Premier
                                                 AXA Moderate    Moderate-Plus   VIP Aggressive    AXA Premier      AXA Premier
                                                  Allocation    Allocation (a)       Equity       VIP Core Bond   VIP Health Care
                                                -------------- ---------------- ---------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................  $10,163,319       $189,963                 --     $1,674,262       $  589,388
 Expenses:
  Asset-based charges .........................    5,200,360         61,379            747,545        786,115          225,819
                                                 -----------       --------            -------     ----------       ----------
Net Investment Income (Loss) ..................    4,962,959        128,584           (747,545)       888,147          363,569
                                                 -----------       --------           --------     ----------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........    5,891,990          9,471         (4,794,363)       391,294          901,851
  Realized gain distribution from The Trusts ..           --          2,370                 --        276,901          426,205
                                                 -----------       --------         ----------     ----------       ----------
 Net realized gain (loss) .....................    5,891,990         11,841         (4,794,363)       668,195        1,328,056
                                                 -----------       --------         ----------     ----------       ----------
 Change in unrealized appreciation
  (depreciation) of investments ...............   17,602,183        646,757         11,440,577       (368,338)        (191,798)
                                                 -----------       --------         ----------     ----------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................   23,494,173        658,598          6,646,214        299,857        1,136,258
                                                 -----------       --------         ----------     ----------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................  $28,457,132       $787,182      $   5,898,669     $1,188,004       $1,499,827
                                                 ===========       ========      =============     ==========       ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                        AXA Premier       AXA Premier
                                                      AXA Premier    VIP International   VIP Large Cap
                                                    VIP High Yield         Equity         Core Equity
                                                   ---------------- ------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $   6,772,571        $  352,035         $221,953
 Expenses:
  Asset-based charges ............................      1,512,745           233,686          118,700
                                                    -------------        ----------         --------
Net Investment Income (Loss) .....................      5,259,826           118,349          103,253
                                                    -------------        ----------         --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     (2,121,972)          742,536          145,234
  Realized gain distribution from The Trusts .....             --           184,514          222,205
                                                    -------------        ----------         --------
 Net realized gain (loss) ........................     (2,121,972)          927,050          367,439
                                                    -------------        ----------         --------
 Change in unrealized appreciation
  (depreciation) of investments ..................      4,353,863         1,609,077          312,104
                                                    -------------        ----------         --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      2,231,891         2,536,127          679,543
                                                    -------------        ----------         --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   7,491,717        $2,654,476         $782,796
                                                    =============        ==========         ========

                                                    AXA Premier   AXA Premier    AXA Premier     AXA Premier
                                                     VIP Large     VIP Large    VIP Small/Mid   VIP Small/Mid
                                                     Cap Growth    Cap Value      Cap Growth      Cap Value
                                                   ------------- ------------- --------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................           --   $1,100,451      $  387,291     $1,176,024
 Expenses:
  Asset-based charges ............................      240,156      256,021         357,180        428,281
                                                        -------   ----------      ----------     ----------
Net Investment Income (Loss) .....................     (240,156)     844,430          30,111        747,743
                                                       --------   ----------      ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       96,331      233,189         217,800        693,619
  Realized gain distribution from The Trusts .....           --      172,242          51,827        636,898
                                                       --------   ----------      ----------     ----------
 Net realized gain (loss) ........................       96,331      405,431         269,627      1,330,517
                                                       --------   ----------      ----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      945,567      956,779       2,075,707      1,896,278
                                                       --------   ----------      ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    1,041,898    1,362,210       2,345,334      3,226,795
                                                      ---------   ----------      ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   801,742   $2,206,640      $2,375,445     $3,974,538
                                                    ===========   ==========      ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                      EQ/Alliance
                                                      AXA Premier      EQ/Alliance     Growth and
                                                    VIP Technology    Common Stock       Income
                                                   ---------------- ---------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  347,592     $    6,327,719   $ 6,336,746
 Expenses:
  Asset-based charges ............................       476,433          8,631,269     6,232,486
                                                      ----------     --------------   -----------
Net Investment Income (Loss) .....................      (128,841)        (2,303,550)      104,260
                                                      ----------     --------------   -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       357,253        (33,039,209)       38,270
  Realized gain distribution from The Trusts .....            --                 --            --
                                                      ----------     --------------   -----------
 Net realized gain (loss) ........................       357,253        (33,039,209)       38,270
                                                      ----------     --------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     3,574,816        112,517,988    45,724,762
                                                      ----------     --------------   -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     3,932,069         79,478,779    45,763,032
                                                      ----------     --------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $3,803,228     $   77,175,229   $45,867,292
                                                      ==========     ==============   ===========

                                                     EQ/Alliance
                                                     Intermediate                                                    EQ/Alliance
                                                      Government     EQ/Alliance      EQ/Alliance     EQ/Alliance     Small Cap
                                                      Securities    International   Premier Growth   Quality Bond       Growth
                                                   --------------- --------------- ---------------- -------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $   5,227,948    $ 2,877,635                --   $   898,702              --
 Expenses:
  Asset-based charges ............................      2,767,178      2,146,715         1,491,832       336,206       1,618,108
                                                    -------------    -----------         ---------   -----------       ---------
Net Investment Income (Loss) .....................      2,460,770        730,920        (1,491,832)      562,496      (1,618,108)
                                                    -------------    -----------        ----------   -----------      ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        475,683      4,629,349       (13,046,635)      142,141        (913,326)
  Realized gain distribution from The Trusts .....          9,288             --                --        62,042              --
                                                    -------------    -----------       -----------   -----------      ----------
 Net realized gain (loss) ........................        484,971      4,629,349       (13,046,635)      204,183        (913,326)
                                                    -------------    -----------       -----------   -----------      ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     (2,061,571)    18,456,992        21,068,207      (257,649)     15,629,879
                                                    -------------    -----------       -----------   -----------      ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     (1,576,600)    23,086,341         8,021,572       (53,466)     14,716,553
                                                    -------------    -----------       -----------   -----------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $     884,172    $23,817,261    $    6,529,740   $   509,030    $ 13,098,445
                                                    =============    ===========    ==============   ===========    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     EQ/Bernstein    EQ/Calvert   EQ/Capital
                                                     Diversified      Socially     Guardian
                                                        Value       Responsible     Growth
                                                   --------------- ------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $ 1,997,755            --    $    5,617
 Expenses:
  Asset-based charges ............................     2,126,636        13,129        16,620
                                                     -----------       -------    ----------
Net Investment Income (Loss) .....................      (128,881)      (13,129)      (11,003)
                                                     -----------       -------    ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     1,696,190        74,061       113,276
  Realized gain distribution from The Trusts .....     1,027,661            --            --
                                                     -----------       -------    ----------
 Net realized gain (loss) ........................     2,723,851        74,061       113,276
                                                     -----------       -------    ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................    14,551,124       (40,460)      (63,562)
                                                     -----------       -------    ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    17,274,975        33,601        49,714
                                                     -----------       -------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $17,146,094    $   20,472    $   38,711
                                                     ===========    ==========    ==========

                                                      EQ/Capital     EQ/Capital     EQ/Capital
                                                       Guardian       Guardian       Guardian     EQ/Emerging
                                                    International     Research     U.S. Equity   Markets Equity
                                                   --------------- -------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  184,519     $  458,381    $  201,431     $  316,816
 Expenses:
  Asset-based charges ............................       143,958      1,031,420       600,283        661,773
                                                      ----------     ----------    ----------     ----------
Net Investment Income (Loss) .....................        40,561       (573,039)     (398,852)      (344,957)
                                                      ----------     ----------    ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       489,564      1,745,835     1,340,615      1,458,292
  Realized gain distribution from The Trusts .....            --             --            --             --
                                                      ----------     ----------    ----------     ----------
 Net realized gain (loss) ........................       489,564      1,745,835     1,340,615      1,458,292
                                                      ----------     ----------    ----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     1,016,254      5,482,627     2,131,363      8,379,780
                                                      ----------     ----------    ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     1,505,818      7,228,462     3,471,978      9,838,072
                                                      ----------     ----------    ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $1,546,379     $6,655,423    $3,073,126     $9,493,115
                                                      ==========     ==========    ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    EQ/Enterprise     EQ/Enterprise     EQ/Enterprise
                                                      Equity (b)    Equity Income (b)     Growth (b)
                                                   --------------- ------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................         --            $10,477            $  49
 Expenses:
  Asset-based charges ............................        286              1,437               73
                                                          ---            -------            -----
Net Investment Income (Loss) .....................       (286)             9,040              (24)
                                                         ----            -------            -----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          1                521               --
  Realized gain distribution from The Trusts .....         --                 --               --
                                                         ----            -------            -----
 Net realized gain (loss) ........................          1                521               --
                                                         ----            -------            -----
 Change in unrealized appreciation
  (depreciation) of investments ..................      6,035             14,228              969
                                                        -----            -------            -----
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      6,036             14,749              969
                                                        -----            -------            -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $5,750            $23,789            $ 945
                                                       ======            =======            =====



                                                    EQ/Enterprise  EQ/Enterprise   EQ/Enterprise
                                                     Growth and    Small Company   Small Company     EQ/Equity     EQ/Evergreen
                                                     Income (b)      Growth (b)      Value (b)       500 Index        Omega
                                                   -------------- --------------- --------------- --------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $  911             --          $ 2,031      $  2,268,100    $    35,808
 Expenses:
  Asset-based charges ............................        139            154            2,573         2,281,533        167,392
                                                       ------            ---          -------      ------------    -----------
Net Investment Income (Loss) .....................        772           (154)            (542)          (13,433)      (131,584)
                                                       ------           ----          -------      ------------    -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        644              8            2,492        (3,464,416)        17,520
  Realized gain distribution from The Trusts .....         --             --           40,732                --             --
                                                       ------           ----          -------      ------------    -----------
 Net realized gain (loss) ........................        644              8           43,224        (3,464,416)        17,520
                                                       ------           ----          -------      ------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      2,178          3,085           41,981        16,926,774        741,029
                                                       ------          -----          -------      ------------    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      2,822          3,093           85,205        13,462,358        758,549
                                                       ------          -----          -------      ------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $3,594         $2,939          $84,663      $ 13,448,925    $   626,965
                                                       ======         ======          =======      ============    ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                     EQ/FI
                                                       EQ/FI       Small/Mid    EQ/J.P. Morgan
                                                      Mid Cap      Cap Value       Core Bond
                                                   ------------- ------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $1,721,851    $ 3,842,826     $1,928,409
 Expenses:
  Asset-based charges ............................   1,062,375      2,116,507        683,508
                                                    ----------    -----------     ----------
Net Investment Income (Loss) .....................     659,476      1,726,319      1,244,901
                                                    ----------    -----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............   2,463,986      3,585,901       (207,879)
  Realized gain distribution from The Trusts .....   3,017,466     10,340,405        119,582
                                                    ----------    -----------     ----------
 Net realized gain (loss) ........................   5,481,452     13,926,306        (88,297)
                                                    ----------    -----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................   3,818,707      6,831,397         44,682
                                                    ----------    -----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................   9,300,159     20,757,703        (43,615)
                                                    ----------    -----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $9,959,635    $22,484,022     $1,201,286
                                                    ==========    ===========     ==========



                                                       EQ/Janus      EQ/JP Morgan    EQ/Lazard
                                                      Large Cap         Value        Small Cap     EQ/Marsico
                                                        Growth      Opportunities      Value         Focus
                                                   --------------- --------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $      51,738    $  522,757     $2,427,614            --
 Expenses:
  Asset-based charges ............................        329,165       594,949        577,222       773,007
                                                    -------------    ----------     ----------       -------
Net Investment Income (Loss) .....................       (277,427)      (72,192)     1,850,392      (773,007)
                                                    -------------    ----------     ----------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     (1,095,015)     (513,252)     1,285,051     2,654,309
  Realized gain distribution from The Trusts .....             --            --      2,195,287            --
                                                    -------------    ----------     ----------     ---------
 Net realized gain (loss) ........................     (1,095,015)     (513,252)     3,480,338     2,654,309
                                                    -------------    ----------     ----------     ---------
 Change in unrealized appreciation
  (depreciation) of investments ..................      3,517,516     4,267,719        512,664     2,946,906
                                                    -------------    ----------     ----------     ---------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      2,422,501     3,754,467      3,993,002     5,601,215
                                                    -------------    ----------     ----------     ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   2,145,074    $3,682,275     $5,843,394    $4,828,208
                                                    =============    ==========     ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     EQ/Mercury     EQ/Mercury
                                                    Basic Value   International
                                                       Equity         Value
                                                   ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $ 3,659,975     $  834,269
 Expenses:
  Asset-based charges ............................    2,447,474        728,321
                                                    -----------     ----------
Net Investment Income (Loss) .....................    1,212,501        105,948
                                                    -----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    1,839,691        519,151
  Realized gain distribution from The Trusts .....    5,199,366             --
                                                    -----------     ----------
 Net realized gain (loss) ........................    7,039,057        519,151
                                                    -----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................    7,239,833      9,259,830
                                                    -----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................   14,278,890      9,778,981
                                                    -----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $15,491,391     $9,884,929
                                                    ===========     ==========



                                                         EQ/MFS          EQ/MFS                      EQ/Small
                                                    Emerging Growth    Investors       EQ/Money       Company
                                                       Companies         Trust          Market         Index
                                                   ----------------- ------------- --------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................              --    $   87,356    $  1,231,457    $  835,012
 Expenses:
  Asset-based charges ............................       1,585,087       226,364       2,238,211       509,616
                                                         ---------    ----------    ------------    ----------
Net Investment Income (Loss) .....................      (1,585,087)     (139,008)     (1,006,754)      325,396
                                                        ----------    ----------    ------------    ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     (11,988,675)     (608,085)       (574,264)    1,161,131
  Realized gain distribution from The Trusts .....              --            --              --       597,408
                                                       -----------    ----------    ------------    ----------
 Net realized gain (loss) ........................     (11,988,675)     (608,085)       (574,264)    1,758,539
                                                       -----------    ----------    ------------    ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      25,504,516     2,184,909         555,369     3,276,757
                                                       -----------    ----------    ------------    ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      13,515,841     1,576,824         (18,895)    5,035,296
                                                       -----------    ----------    ------------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $ 11,930,754    $1,437,816    $ (1,025,649)   $5,360,692
                                                      ============    ==========    ============    ==========

-------
(a) Commenced operations on February 13, 2004. (b)
 Commenced operations on October 25, 2004. The accompanying notes are an integral part of these financial statements.


                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                              AXA Aggressive   AXA Conservative
                                                                              Allocation (b)    Allocation (b)
                                                                             ---------------- ------------------
                                                                                   2004              2004
                                                                             ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................    $   12,352        $   76,117
 Net realized gain (loss) on investments ...................................        (3,340)           36,114
 Change in unrealized appreciation (depreciation) of investments ...........       144,445            66,094
                                                                                ----------        ----------
 Net increase (decrease) in net assets from operations .....................       153,457           178,325
                                                                                ----------        ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................       163,523            64,052
  Transfers between funds including guaranteed interest
   account, net ............................................................     1,764,083         5,202,142
  Transfers for contract benefits and terminations .........................       (35,757)         (925,995)
  Contract maintenance charges .............................................        (4,170)           (6,930)
                                                                                ----------        ----------
Net increase (decrease) in net assets from contractowners transactions .....     1,887,679         4,333,269
                                                                                ----------        ----------
Net increase (decrease) in amount retained by AXA Equitable in Separate
 Account No. 45 ............................................................        12,365            22,093
                                                                                ----------        ----------
Increase (Decrease) in Net Assets ..........................................     2,053,501         4,533,687
Net Assets -- Beginning of Period ..........................................            --                --
                                                                                ----------        ----------
Net Assets -- End of Period ................................................    $2,053,501        $4,533,687
                                                                                ==========        ==========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ....................................................................            --                --
 Redeemed ..................................................................            --                --
                                                                                ----------        ----------
 Net Increase (Decrease) ...................................................            --                --
                                                                                ==========        ==========
Unit Activity 0.50% to 1.70% Class B
 Issued ....................................................................           221               687
 Redeemed ..................................................................           (29)             (250)
                                                                                ----------        ----------
 Net Increase (Decrease) ...................................................           192               437
                                                                                ==========        ==========

                                                                                     AXA
                                                                              Conservative-Plus            AXA Moderate
                                                                                Allocation (b)              Allocation
                                                                             ------------------- ---------------------------------
                                                                                     2004              2004             2003
                                                                             ------------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................     $   93,858       $   4,962,959    $   3,564,723
 Net realized gain (loss) on investments ...................................         11,582           5,891,990       (3,539,054)
 Change in unrealized appreciation (depreciation) of investments ...........        245,974          17,602,183       62,875,295
                                                                                 ----------       -------------    -------------
 Net increase (decrease) in net assets from operations .....................        351,414          28,457,132       62,900,964
                                                                                 ----------       -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................        588,807           4,535,920        4,206,405
  Transfers between funds including guaranteed interest
   account, net ............................................................      5,812,113            (289,120)       3,715,983
  Transfers for contract benefits and terminations .........................       (151,390)        (39,475,549)     (32,545,227)
  Contract maintenance charges .............................................         (4,066)         (1,136,716)      (1,244,569)
                                                                                 ----------       -------------    -------------
Net increase (decrease) in net assets from contractowners transactions .....      6,245,464         (36,365,465)     (25,867,408)
                                                                                 ----------       -------------    -------------
Net increase (decrease) in amount retained by AXA Equitable in Separate
 Account No. 45 ............................................................         20,746               5,772            6,260
                                                                                 ----------       -------------    -------------
Increase (Decrease) in Net Assets ..........................................      6,617,624          (7,902,561)      37,039,815
Net Assets -- Beginning of Period ..........................................             --         413,719,100      376,679,285
                                                                                 ----------       -------------    -------------
Net Assets -- End of Period ................................................     $6,617,624       $ 405,816,539    $ 413,719,000
                                                                                 ==========       =============    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ....................................................................             --                 111               79
 Redeemed ..................................................................             --                (242)            (183)
                                                                                 ----------       -------------    -------------
 Net Increase (Decrease) ...................................................             --                (131)            (104)
                                                                                 ==========       =============    =============
Unit Activity 0.50% to 1.70% Class B
 Issued ....................................................................            731                 873              952
 Redeemed ..................................................................            (96)             (1,603)          (1,556)
                                                                                 ----------       -------------    -------------
 Net Increase (Decrease) ...................................................            635                (730)            (605)
                                                                                 ==========       =============    =============

                                                                                    AXA
                                                                               Moderate-Plus         AXA Premier VIP
                                                                              Allocation (b)        Aggressive Equity
                                                                             ---------------- ------------------------------
                                                                                   2004             2004           2003
                                                                             ---------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................   $   128,584     $   (747,545)   $   (673,015)
 Net realized gain (loss) on investments ...................................        11,841       (4,794,363)     (6,856,968)
 Change in unrealized appreciation (depreciation) of investments ...........       646,757       11,440,577      24,214,471
                                                                               -----------     ------------    ------------
 Net increase (decrease) in net assets from operations .....................       787,182        5,898,669      16,684,488
                                                                               -----------     ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................       791,537          907,466         729,300
  Transfers between funds including guaranteed interest
   account, net ............................................................     9,243,496       (2,529,793)     (1,147,348)
  Transfers for contract benefits and terminations .........................      (107,036)      (5,662,642)     (3,943,042)
  Contract maintenance charges .............................................       (11,678)        (269,211)       (299,602)
                                                                               -----------     ------------    ------------
Net increase (decrease) in net assets from contractowners transactions .....     9,916,319       (7,554,180)     (4,660,692)
                                                                               -----------     ------------    ------------
Net increase (decrease) in amount retained by AXA Equitable in Separate
 Account No. 45 ............................................................        31,901            1,290           1,080
                                                                               -----------     ------------    ------------
Increase (Decrease) in Net Assets ..........................................    10,735,402       (1,654,221)     12,024,876
Net Assets -- Beginning of Period ..........................................            --       61,667,654      49,642,778
                                                                               -----------     ------------    ------------
Net Assets -- End of Period ................................................   $10,735,402     $ 60,013,433    $ 61,667,654
                                                                               ===========     ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ....................................................................            --               11              10
 Redeemed ..................................................................            --              (78)            (76)
                                                                               -----------     ------------    ------------
 Net Increase (Decrease) ...................................................            --              (67)            (66)
                                                                               ===========     ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ....................................................................         1,117               77              93
 Redeemed ..................................................................          (111)            (159)           (142)
                                                                               -----------     ------------    ------------
 Net Increase (Decrease) ...................................................         1,006              (82)            (49)
                                                                               ===========     ============    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                              AXA Premier VIP                 AXA Premier VIP
                                                                                 Core Bond                      Health Care
                                                                      ------------------------------  ------------------------------
                                                                            2004            2003            2004            2003
                                                                      --------------- --------------  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................................  $    888,147    $    947,314     $   363,569     $   (23,707)
 Net realized gain (loss) on investments ............................       668,195         531,802       1,328,056        (190,522)
 Change in unrealized appreciation (depreciation) of investments ....      (368,338)       (384,059)       (191,798)      2,545,216
                                                                       ------------    ------------     -----------     -----------
 Net increase (decrease) in net assets from operations ..............     1,188,004       1,095,057       1,499,827       2,330,987
                                                                       ------------    ------------     -----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............................       603,055       1,160,323         274,134         274,811
  Transfers between funds including guaranteed interest
   account, net .....................................................     3,354,566       9,146,872       2,723,133       3,896,339
  Transfers for contract benefits and terminations ..................    (5,946,276)     (4,850,874)       (965,480)       (591,412)
  Contract maintenance charges ......................................      (119,521)       (124,791)        (42,682)        (30,949)
                                                                       ------------    ------------     -----------     -----------
Net increase (decrease) in net assets from contractowners
    transactions ....................................................    (2,108,176)      5,331,530       1,989,105       3,548,789
                                                                       ------------    ------------     -----------     -----------
Net increase (decrease) in amount retained by AXA Equitable
   in Separate Account No. 45 .......................................         2,588          10,216          19,271          33,883
                                                                       ------------    ------------     -----------     -----------
Increase (Decrease) in Net Assets ...................................      (917,584)      6,436,803       3,508,203       5,913,659
Net Assets -- Beginning of Period ...................................    52,865,629      46,428,826      13,110,577       7,196,918
                                                                       ------------    ------------     -----------     -----------
Net Assets -- End of Period .........................................  $ 51,948,045    $ 52,865,629     $16,618,780     $13,110,557
                                                                       ============    ============     ===========     ===========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .............................................................            --              --              --              --
 Redeemed ...........................................................            --              --              --              --
                                                                       ------------    ------------     -----------     -----------
 Net Increase (Decrease) ............................................            --              --              --              --
                                                                       ============    ============     ===========     ===========
Unit Activity 0.50% to 1.70% Class B
 Issued .............................................................         1,383           2,529             867             754
 Redeemed ...........................................................        (1,579)         (2,033)           (675)           (355)
                                                                       ------------    ------------     -----------     -----------
 Net Increase (Decrease) ............................................          (195)            496             192             399
                                                                       ============    ============     ===========     ===========



                                                                          AXA Premier VIP                   AXA Premier VIP
                                                                             High Yield                   International Equity
                                                                 ---------------------------------- -------------------------------
                                                                       2004              2003             2004            2003
                                                                 ----------------  ---------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................    $  5,259,826      $  3,694,463     $   118,350     $   (66,038)
 Net realized gain (loss) on investments ......................      (2,121,972)       (5,058,598)        927,049        (369,443)
 Change in unrealized appreciation (depreciation) of
    investments ...............................................       4,353,863        18,923,711       1,609,077       3,266,174
                                                                   ------------      ------------     -----------     -----------
 Net increase (decrease) in net assets from operations ........       7,491,717        17,559,576       2,654,476       2,830,693
                                                                   ------------      ------------     -----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................       1,427,189         1,458,097         453,494         250,072
  Transfers between funds including guaranteed interest
   account, net ...............................................       6,166,440        14,883,763       2,687,638       4,605,853
  Transfers for contract benefits and terminations ............      (9,932,923)       (7,491,625)       (790,135)       (384,377)
  Contract maintenance charges ................................        (287,573)         (289,415)        (40,840)        (25,605)
                                                                   ------------      ------------     -----------     -----------
Net increase (decrease) in net assets from
    contractowners transactions ...............................      (2,626,867)        8,560,820       2,310,157       4,445,943
                                                                   ------------      ------------     -----------     -----------
Net increase (decrease) in amount retained by
    AXA Equitable in Separate Account No. 45 ..................           7,727            23,894          16,019          26,504
                                                                   ------------      ------------     -----------     -----------
Increase (Decrease) in Net Assets .............................       4,872,577        26,144,290       4,980,652       7,303,140
Net Assets -- Beginning of Period .............................     106,181,511        80,037,221      14,701,886       7,398,746
                                                                   ------------      ------------     -----------     -----------
Net Assets -- End of Period ...................................    $111,054,088      $106,181,511     $19,682,538     $14,701,886
                                                                   ============      ============     ===========     ===========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................              53                85              --              --
 Redeemed .....................................................             (52)              (47)             --              --
                                                                   ------------      ------------     -----------     -----------
 Net Increase (Decrease) ......................................               1                38              --              --
                                                                   ============      ============     ===========     ===========
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................           1,136             1,651             775             802
 Redeemed .....................................................          (1,228)           (1,339)           (559)           (330)
                                                                   ------------      ------------     -----------     -----------
 Net Increase (Decrease) ......................................             (92)              312             216             472
                                                                    ============      ============     ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                        AXA Premier VIP                AXA Premier VIP
                                                                     Large Cap Core Equity             Large Cap Growth
                                                                 ----------------------------   -----------------------------
                                                                     2004           2003            2004            2003
                                                                 ------------- --------------   ------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................................   $   103,253     $  (76,422)    $  (240,156)    $  (177,559)
 Net realized gain (loss) on investments .....................       367,439       (202,654)         96,331        (536,175)
 Change in unrealized appreciation (depreciation)
   of investments ............................................       312,104      2,103,276         945,567       3,791,620
                                                                 -----------     ----------     -----------     -----------
 Net increase (decrease) in net assets from
   operations ................................................       782,796      1,824,200         801,742       3,077,886
                                                                 -----------     ----------     -----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......................        71,303         86,359         134,803         228,003
  Transfers between funds including guaranteed
   interest account, net .....................................       (57,895)     2,185,074       1,565,546       3,913,426
  Transfers for contract benefits and terminations ...........      (413,700)      (391,065)       (931,006)       (609,433)
  Contract maintenance charges ...............................       (22,100)       (17,252)        (39,614)        (32,600)
                                                                 -----------     ----------     -----------     -----------
Net increase (decrease) in net assets from
   contractowners transactions ...............................      (422,392)     1,863,116         729,729       3,499,396
                                                                 -----------     ----------     -----------     -----------
Net increase (decrease) in amount retained by AXA
 Equitable in Separate Account No. 45 ........................         8,991         24,591          18,917          29,261
                                                                 -----------     ----------     -----------     -----------
Increase (Decrease) in Net Assets ............................       369,395      3,711,907       1,550,388       6,606,543
Net Assets -- Beginning of Period ............................     9,923,936      6,212,029      15,563,281       8,956,738
                                                                 -----------     ----------     -----------     -----------
Net Assets -- End of Period ..................................   $10,293,331     $9,923,936     $17,113,669     $15,563,281
                                                                 ===========     ==========     ===========     ===========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ......................................................            --             --              --              --
 Redeemed ....................................................            --             --              --              --
                                                                 -----------     ----------     -----------     -----------
 Net Increase (Decrease) .....................................            --             --              --              --
                                                                 ===========     ==========     ===========     ===========
Unit Activity 0.50% to 1.70% Class B
 Issued ......................................................           218            401             566             946
 Redeemed ....................................................          (264)          (192)           (487)           (488)
                                                                 -----------     ----------     -----------     -----------
 Net Increase (Decrease) .....................................           (46)           209              79             458
                                                                 ===========     ==========     ===========     ===========



                                                                          AXA Premier VIP                 AXA Premier VIP
                                                                          Large Cap Value               Small/Mid Cap Growth
                                                                  -------------------------------- -------------------------------
                                                                        2004             2003            2004            2003
                                                                  ---------------  --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................     $  (844,430)     $    80,116    $     30,111     $    13,981
 Net realized gain (loss) on investments ......................         405,431         (266,509)        269,627        (776,155)
 Change in unrealized appreciation (depreciation)
   of investments .............................................         956,779        3,684,822       2,075,707       6,143,992
                                                                    -----------      -----------    ------------     -----------
 Net increase (decrease) in net assets from
   operations .................................................       2,206,640        3,498,429       2,375,445       5,381,818
                                                                    -----------      -----------    ------------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................         186,763          215,770         254,325         529,665
  Transfers between funds including guaranteed
   interest account, net ......................................       2,504,820        1,818,665       1,199,993       8,040,266
  Transfers for contract benefits and
    terminations ..............................................        (940,454)        (932,517)     (1,783,546)       (903,872)
  Contract maintenance charges ................................         (47,520)         (35,701)        (66,705)        (46,472)
                                                                    -----------      -----------    ------------     -----------
Net increase (decrease) in net assets from
  contractowners transactions .................................       1,703,609        1,066,217        (395,933)      7,619,587
                                                                    -----------      -----------    ------------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45 .....................          24,296           25,630           7,161          21,075
                                                                    -----------      -----------    ------------     -----------
Increase (Decrease) in Net Assets .............................       3,934,545        4,590,276       1,986,673      13,022,480
Net Assets -- Beginning of Period .............................      16,013,568       11,423,292      23,986,645      10,964,165
                                                                    -----------      -----------    ------------     -----------
Net Assets -- End of Period ...................................     $19,948,113      $16,013,568    $ 25,973,318     $23,986,645
                                                                    ===========      ===========    ============     ===========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................              --               --              --              --
 Redeemed .....................................................              --               --              --              --
                                                                    -----------      -----------    ------------     -----------
 Net Increase (Decrease) ......................................              --               --              --              --
                                                                    ===========      ===========    ============     ===========
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................             625              427             681           1,554
 Redeemed .....................................................            (464)            (306)           (728)           (526)
                                                                    -----------      -----------    ------------     -----------
 Net Increase (Decrease) ......................................             161              121             (47)          1,029
                                                                    ===========      ===========    ============     ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                      AXA Premier VIP                    AXA Premier VIP
                                                                    Small/Mid Cap Value                   Technology (c)
                                                              -------------------------------     ------------------------------
                                                                    2004            2003                2004           2003
                                                              --------------- ---------------     --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $    747,743     $  (195,713)       $   (128,841)    $  163,331
 Net realized gain (loss) on investments ....................     1,330,517        (575,100)            357,253        (79,744)
 Change in unrealized appreciation (depreciation)
   of investments ...........................................     1,896,278       6,903,314            3,574,816      1,564,938
                                                               ------------     -----------         ------------     ----------
 Net increase (decrease) in net assets from
   operations ...............................................     3,974,538       6,132,501            3,803,228      1,648,525
                                                               ------------     -----------         ------------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................       249,369         303,589              308,061        166,943
  Transfers between funds including
   guaranteed interest account, net .........................     6,378,494       6,462,530           35,679,998      5,828,508
  Transfers for contract benefits and
    terminations ............................................    (1,743,534)       (812,045)          (2,132,620)      (203,835)
  Contract maintenance charges ..............................       (78,284)        (52,130)             (91,687)       (12,086)
                                                               ------------     -----------         ------------     ----------
Net increase (decrease) in net assets from
  contractowners transactions ...............................     4,806,045       5,901,944           33,763,752      5,779,530
                                                               ------------     -----------         ------------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45 ...................         5,313          15,759                8,269         36,045
                                                               ------------     -----------         ------------     ----------
Increase (Decrease) in Net Assets ...........................     8,785,896      12,050,204           37,575,249      7,464,100
Net Assets -- Beginning of Period ...........................    25,452,935      13,402,731            9,421,473      1,957,373
                                                               ------------     -----------         ------------     ----------
Net Assets -- End of Period .................................  $ 34,238,831     $25,452,935         $ 46,996,722     $9,421,473
                                                               ============     ===========         ============     ==========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .....................................................            --              --                   --             --
 Redeemed ...................................................            --              --                   --             --
                                                               ------------     -----------         ------------     ----------
 Net Increase (Decrease) ....................................            --              --                   --             --
                                                               ============     ===========         ============     ==========
Unit Activity 0.50% to 1.70% Class B
 Issued .....................................................         1,237           1,352                5,784            979
 Redeemed ...................................................          (778)           (680)              (1,723)          (259)
                                                               ------------     -----------         ------------     ----------
 Net Increase (Decrease) ....................................           459             672                4,061            720
                                                               ============     ===========         ============     ==========



                                                                           EQ/Alliance                       EQ/Alliance
                                                                           Common Stock                    Growth and Income
                                                                ---------------------------------- ---------------------------------
                                                                      2004              2003             2004             2003
                                                                ----------------  ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................  $  (2,303,550)    $      60,036    $     104,260    $  (1,272,044)
 Net realized gain (loss) on investments ......................    (33,039,209)      (58,774,426)          38,270      (13,830,446)
 Change in unrealized appreciation (depreciation)
   of investments .............................................    112,517,988       274,101,044       45,724,762      121,093,065
                                                                 -------------     -------------    -------------    -------------
 Net increase (decrease) in net assets from operations ........     77,175,229       215,386,654       45,867,292      105,990,575
                                                                 -------------     -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................      5,405,969         6,185,745        4,283,211        4,024,469
  Transfers between funds including
    guaranteed interest account, net ..........................     (9,651,347)       (3,276,365)     (14,001,417)     (12,103,930)
  Transfers for contract benefits and
    terminations ..............................................    (64,811,803)      (40,512,856)     (42,815,756)     (34,297,347)
  Contract maintenance charges ................................     (2,404,879)       (2,420,209)      (1,358,091)      (1,457,607)
                                                                 -------------     -------------    -------------    -------------
Net increase (decrease) in net assets from
  contractowners transactions .................................    (71,462,060)      (40,023,685)     (53,892,053)     (43,834,415)
                                                                 -------------     -------------    -------------    -------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ....................         28,680             6,259            8,991           11,608
                                                                 -------------     -------------    -------------    -------------
Increase (Decrease) in Net Assets .............................      5,741,849       175,369,228       (8,015,770)      62,167,768
Net Assets -- Beginning of Period .............................    657,649,308       482,280,080      462,973,353      400,805,585
                                                                 -------------     -------------    -------------    -------------
Net Assets -- End of Period ...................................  $ 663,391,157     $ 657,649,308    $ 454,957,583    $ 462,973,353
                                                                 =============     =============    =============    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................             18                38              115              141
 Redeemed .....................................................           (109)             (100)            (462)            (463)
                                                                 -------------     -------------    -------------    -------------
 Net Increase (Decrease) ......................................            (91)              (62)            (347)            (322)
                                                                 =============     =============    =============    =============
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................            175               250              866            1,556
 Redeemed .....................................................           (404)             (441)          (2,576)          (3,299)
                                                                 -------------     -------------    -------------    -------------
 Net Increase (Decrease) ......................................           (229)             (191)          (1,710)          (1,743)
                                                                 =============     =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                              EQ/Alliance
                                                                             Intermediate
                                                                              Government                       EQ/Alliance
                                                                              Securities                    International (a)
                                                                    -------------------------------  -------------------------------
                                                                         2004             2003            2004             2003
                                                                    --------------- ---------------  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................................  $   2,460,770    $   4,718,685   $     730,920     $    499,244
 Net realized gain (loss) on investments .........................        484,973        3,025,176       4,629,349          (63,384)
 Change in unrealized appreciation (depreciation)
   of investments ................................................     (2,061,571)      (6,046,909)     18,456,992       38,486,473
                                                                    -------------    -------------   -------------     ------------
 Net increase (decrease) in net assets from
   operations ....................................................        884,172        1,696,952       23,817,261      38,922,333
                                                                    -------------    -------------    -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........................      2,111,731        2,782,890        1,708,845       1,710,247
  Transfers between funds including
    guaranteed interest account, net .............................    (26,117,292)     (53,171,065)      (3,297,977)      9,170,694
  Transfers for contract benefits and
    terminations .................................................    (22,934,106)     (32,366,105)     (12,529,150)     (7,715,247)
  Contract maintenance charges ...................................       (420,562)        (607,460)        (492,951)       (490,138)
                                                                    -------------    -------------    -------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions ....................................    (47,360,229)     (83,361,740)     (14,611,233)      2,675,556
                                                                    -------------    -------------    -------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45 ........................         13,370           13,608            3,138             191
                                                                    -------------    -------------    -------------    ------------
Increase (Decrease) in Net Assets ................................    (46,462,687)     (81,651,180)       9,209,166      41,598,080
Net Assets -- Beginning of Period ................................    217,762,567      299,413,747      155,814,634     114,216,554
                                                                    -------------    -------------    -------------    ------------
Net Assets -- End of Period ......................................  $ 171,299,880    $ 217,762,567    $ 165,023,800    $155,814,634
                                                                    =============    =============    =============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ..........................................................             79              155               95             197
 Redeemed ........................................................           (185)            (738)            (429)           (332)
                                                                    -------------    -------------    -------------    ------------
 Net Increase (Decrease) .........................................           (106)            (583)            (334)           (135)
                                                                    =============    =============    =============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ..........................................................          1,003            3,161              966           2,733
 Redeemed ........................................................         (3,481)          (7,129)          (1,873)         (2,286)
                                                                    -------------    -------------    -------------    ------------
 Net Increase (Decrease) .........................................         (2,478)          (3,969)            (907)            447
                                                                    =============    =============    =============    ============

                                                                              EQ/Alliance                    EQ/Alliance
                                                                             Premier Growth                 Quality Bond
                                                                 ---------------------------------- ------------------------------
                                                                       2004              2003             2004            2003
                                                                 ----------------  ---------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................   $  (1,491,832)    $  (1,557,888)   $    562,496    $    254,290
 Net realized gain (loss) on investments ......................     (13,046,635)      (17,223,943)        204,183         474,685
 Change in unrealized appreciation
   (depreciation) of investments ..............................      21,068,207        39,846,388        (257,649)       (261,941)
                                                                  -------------     -------------    ------------    ------------
 Net increase (decrease) in net assets
   from operations ............................................       6,529,740        21,064,557         509,030         467,034
                                                                  -------------     -------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................         891,756         1,188,537         402,551         515,344
  Transfers between funds including
    guaranteed interest account, net ..........................     (11,742,927)       (8,486,211)      1,976,623       3,018,182
  Transfers for contract benefits and
    terminations ..............................................      (6,820,534)       (5,937,637)     (2,230,029)     (2,622,933)
  Contract maintenance charges ................................        (306,905)         (362,403)        (61,476)        (71,873)
                                                                  -------------     -------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions .................................     (17,978,610)      (13,597,714)         87,669         838,720
                                                                  -------------     -------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ....................              34               100           3,670           4,370
                                                                  -------------     -------------    ------------    ------------
Increase (Decrease) in Net Assets .............................     (11,448,836)        7,466,943         600,369       1,310,124
Net Assets -- Beginning of Period .............................     113,442,208       105,975,265      23,487,570      22,177,446
                                                                  -------------     -------------    ------------    ------------
Net Assets -- End of Period ...................................   $ 101,993,372     $ 113,442,208    $ 24,087,939    $ 23,487,570
                                                                  =============     =============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................              --                --              --              --
 Redeemed .....................................................              --                --              --              --
                                                                  -------------     -------------    ------------    ------------
 Net Increase (Decrease) ......................................              --                --              --              --
                                                                  =============     =============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................             923             1,417             610           1,002
 Redeemed .....................................................          (3,996)           (4,023)           (607)           (949)
                                                                  -------------     -------------    ------------    ------------
 Net Increase (Decrease) ......................................          (3,073)           (2,606)              3              53
                                                                  =============     =============    ============    ============


-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                           EQ/Alliance                        EQ/Bernstein
                                                                            Small Cap                          Diversified
                                                                             Growth                               Value
                                                                ---------------------------------   --------------------------------
                                                                      2004             2003               2004             2003
                                                                ---------------- ----------------   ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................  $  (1,618,108)    $ (1,416,956)     $    (128,880)    $    (87,220)
 Net realized gain (loss) on
   investments ................................................       (913,326)      (3,983,201)         2,723,850       (1,003,337)
 Change in unrealized appreciation
  (depreciation) of investments ...............................     15,629,879       38,632,255         14,551,124       32,364,193
                                                                 -------------     ------------      -------------     ------------
 Net increase (decrease) in net assets
   from operations ............................................     13,098,445       33,232,098         17,146,094       31,273,636
                                                                 -------------     ------------      -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................      1,182,761        1,068,239          1,765,585        1,685,179
  Transfers between funds including
    guaranteed interest account, net ..........................     (6,032,033)       1,706,064          6,119,674        8,537,097
  Transfers for contract benefits and
    terminations ..............................................     (6,959,714)      (5,530,017)       (11,999,925)      (7,884,172)
  Contract maintenance charges ................................       (352,891)        (351,679)          (441,146)        (419,115)
                                                                 -------------     ------------      -------------     ------------
Net increase (decrease) in net assets from
  contractowners transactions .................................    (12,161,877)      (3,107,393)        (4,555,812)       1,918,989
                                                                 -------------     ------------      -------------     ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ....................          5,138            5,561             11,143           10,132
                                                                 -------------     ------------      -------------     ------------
Increase (Decrease) in Net Assets .............................        941,706       30,130,266         12,601,425       33,202,757
Net Assets -- Beginning of Period .............................    117,734,997       87,604,731        147,543,836      114,341,079
                                                                 -------------     ------------      -------------     ------------
Net Assets -- End of Period ...................................  $ 118,676,703     $117,734,997      $ 160,145,261     $147,543,836
                                                                 =============     ============      =============     ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................             64               55                 --               --
 Redeemed .....................................................           (108)             (81)                --               --
                                                                 -------------     ------------      -------------     ------------
 Net Increase (Decrease) ......................................            (44)             (26)                --               --
                                                                 =============     ============      =============     ============
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................            733            1,242              1,589            2,208
 Redeemed .....................................................         (1,579)          (1,509)            (1,926)          (2,019)
                                                                 -------------     ------------      -------------     ------------
 Net Increase (Decrease) ......................................           (846)            (267)              (337)             189
                                                                 =============     ============      =============     ============



                                                                      EQ/Calvert Socially          EQ/Capital Guardian
                                                                           Responsible                    Growth
                                                                   ---------------------------- --------------------------
                                                                        2004           2003          2004           2003
                                                                   -------------  ------------- -------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................................   $ (13,129)     $ (10,460)    $  (11,003)   $  (12,789)
 Net realized gain (loss) on investments .........................      74,061        (76,649)       113,276        21,292
 Change in unrealized appreciation (depreciation)
   of investments ................................................     (40,460)       250,391        (63,562)      199,491
                                                                     ---------      ---------     ----------    ----------
 Net increase (decrease) in net assets from operations ...........      20,472        163,282         38,711       207,994
                                                                     ---------      ---------     ----------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........................      72,643          5,071          1,715        16,290
  Transfers between funds including guaranteed interest
   account, net ..................................................      37,473        130,122       (204,139)      690,308
  Transfers for contract benefits and terminations ...............     (85,359)       (50,536)      (107,539)      (62,559)
  Contract maintenance charges ...................................      (2,291)        (1,867)        (2,819)       (3,588)
                                                                     ---------      ---------     ----------    ----------
Net increase (decrease) in net assets from
  contractowners transactions ....................................      22,466         82,790       (312,782)      640,451
                                                                     ---------      ---------     ----------    ----------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 .......................      13,130         10,461         16,621        14,363
                                                                     ---------      ---------     ----------    ----------
Increase (Decrease) in Net Assets ................................      56,068        256,533       (257,450)      862,808
Net Assets -- Beginning of Period ................................     918,430        661,897      1,354,541       491,733
                                                                     ---------      ---------     ----------    ----------
Net Assets -- End of Period ......................................   $ 974,498      $ 918,430     $1,097,091    $1,354,541
                                                                     =========      =========     ==========    ==========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ..........................................................          --             --             --            --
 Redeemed ........................................................          --             --             --            --
                                                                     ---------      ---------     ----------    ----------
 Net Increase (Decrease) .........................................          --             --             --            --
                                                                     =========      =========     ==========    ==========
Unit Activity 0.50% to 1.70% Class B
 Issued ..........................................................          59             89             36           118
 Redeemed ........................................................         (56)           (81)           (64)          (53)
                                                                     ---------      ---------     ----------    ----------
 Net Increase (Decrease) .........................................           3              9            (28)           65
                                                                     =========      =========     ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                             EQ/Capital                     EQ/Capital
                                                                              Guardian                       Guardian
                                                                           International                     Research
                                                                    ----------------------------  ------------------------------
                                                                         2004           2003            2004            2003
                                                                    -------------- -------------  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................................  $     40,561     $   10,029    $   (573,039)   $   (644,518)
 Net realized gain (loss) on investments .........................       489,564          6,621       1,745,835        (456,283)
 Change in unrealized appreciation (depreciation)
   of investments ................................................     1,016,254      1,358,126       5,482,627      18,614,165
                                                                    ------------     ----------    ------------    ------------
 Net increase (decrease) in net assets from operations ...........     1,546,379      1,374,776       6,655,423      17,513,364
                                                                    ------------     ----------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........................       416,926        107,813         805,576         651,180
  Transfers between funds including guaranteed interest
   account, net ..................................................     5,803,470      4,070,095        (236,184)       (304,476)
  Transfers for contract benefits and terminations ...............    (1,107,411)      (386,667)     (5,355,886)     (3,955,239)
  Contract maintenance charges ...................................       (26,710)       (12,128)       (238,473)       (241,392)
                                                                    ------------     ----------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions ....................................     5,086,275      3,779,113      (5,024,967)     (3,849,927)
                                                                    ------------     ----------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 .......................        31,059         38,002             166             359
                                                                    ------------     ----------    ------------    ------------
Increase (Decrease) in Net Assets ................................     6,663,713      5,191,890       1,630,622      13,663,796
Net Assets -- Beginning of Period ................................     7,762,737      2,570,847      75,120,115      61,456,319
                                                                    ------------     ----------    ------------    ------------
Net Assets -- End of Period ......................................  $ 14,426,450     $7,762,737    $ 76,750,737    $ 75,120,115
                                                                    ============     ==========    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ..........................................................            --             --              --              --
 Redeemed ........................................................            --             --              --              --
                                                                    ------------     ----------    ------------    ------------
 Net Increase (Decrease) .........................................            --             --              --              --
                                                                    ============     ==========    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ..........................................................           829            683             604             651
 Redeemed ........................................................          (305)          (224)         (1,082)         (1,094)
                                                                    ------------     ----------    ------------    ------------
 Net Increase (Decrease) .........................................           524            459            (478)           (443)
                                                                    ============     ==========    ============    ============


                                                                         EQ/Capital Guardian            EQ/Emerging Markets
                                                                             U.S. Equity                       Equity
                                                                    ------------------------------- ------------------------------
                                                                         2004              2003            2004           2003
                                                                    -------------   --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..................................    $   (398,852)     $   (330,380)   $   (344,957)   $   (195,331)
 Net realized gain (loss) on investments .......................       1,340,615          (209,100)      1,458,292      (1,003,760)
 Change in unrealized appreciation (depreciation)
   of investments ..............................................       2,131,363         9,321,553       8,379,780      16,009,260
                                                                    ------------      ------------    ------------    ------------
 Net increase (decrease) in net assets from operations .........       3,073,126         8,782,073       9,493,115      14,810,170
                                                                    ------------      ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ........................         390,646           415,856         539,127         495,186
  Transfers between funds including guaranteed interest
   account, net ................................................       5,175,205         9,079,114       5,363,895       2,141,903
  Transfers for contract benefits and terminations .............      (2,957,748)       (1,532,902)     (3,198,179)     (1,947,185)
  Contract maintenance charges .................................        (106,997)          (81,614)       (144,299)       (116,655)
                                                                    ------------      ------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions ..................................       2,501,106         7,880,454       2,560,544         573,249
                                                                    ------------      ------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 .....................           3,575             7,405           1,167           1,358
                                                                    ------------      ------------    ------------    ------------
Increase (Decrease) in Net Assets ..............................       5,577,807        16,669,932      12,054,826      15,384,776
Net Assets -- Beginning of Period ..............................      38,693,144        22,023,212      43,900,179      28,515,403
                                                                    ------------      ------------    ------------    ------------
Net Assets -- End of Period ....................................    $ 44,270,951      $ 38,693,144    $ 55,955,005    $ 43,900,179
                                                                    ============      ============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ........................................................              --                --              --              --
 Redeemed ......................................................              --                --              --              --
                                                                    ------------      ------------    ------------    ------------
 Net Increase (Decrease) .......................................              --                --              --              --
                                                                    ============      ============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ........................................................           1,059             1,603           1,877           2,404
 Redeemed ......................................................            (826)             (718)         (1,648)         (2,398)
                                                                    ------------      ------------    ------------    ------------
 Net Increase (Decrease) .......................................             233               885             229               6
                                                                    ============      ============    ============    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004



                                                                                EQ/Enterprise                    EQ/Enterprise
                                                                EQ/Enterprise       Equity       EQ/Enterprise     Growth and
                                                                  Equity (d)      Income (d)       Growth (d)      Income (d)
                                                               --------------- ---------------  --------------- --------------
                                                                     2004            2004             2004            2004
                                                               --------------- ---------------  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................................    $   (286)      $   9,040          $   (24)       $    772
 Net realized gain (loss) on investments .....................           1             521               --             644
 Change in unrealized appreciation (depreciation)
   of investments ............................................       6,035          14,228              969           2,178
                                                                  --------       ---------          -------        --------
 Net increase (decrease) in net assets from
   operations ................................................       5,750          23,789              945           3,594
                                                                  --------       ---------          -------        --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......................       8,355          31,721           10,966          11,783
  Transfers between funds including guaranteed
   interest account, net .....................................     346,121       1,463,313           35,753         103,388
  Transfers for contract benefits and terminations ...........        (829)        (15,013)              --         (12,588)
  Contract maintenance charges ...............................         (17)           (621)              --            (102)
                                                                  --------       ---------          -------        --------
Net increase (decrease) in net assets from
  contractowners transactions ................................     353,630       1,479,400           46,719         102,481
                                                                  --------       ---------          -------        --------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ...................         285           1,437               72             140
                                                                  --------       ---------          -------        --------
Increase (Decrease) in Net Assets ............................     359,665       1,504,626           47,736         106,215
Net Assets -- Beginning of Period ............................          --              --               --              --
                                                                  --------       ---------          -------        --------
Net Assets -- End of Period ..................................    $359,665       $1,504,626         $47,736        $106,215
                                                                  ========       ==========         =======        ========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ......................................................          --              --               --              --
 Redeemed ....................................................          --              --               --              --
                                                                  --------       ----------         -------        --------
 Net Increase (Decrease) .....................................          --              --               --              --
                                                                  ========       ==========         =======        ========
Unit Activity 0.50% to 1.70% Class B
 Issued ......................................................          21             275               11              23
 Redeemed ....................................................          --              (9)              --              (3)
                                                                  --------       -----------        -------        ----------
 Net Increase (Decrease) .....................................          21             266               11              20
                                                                  ========       ===========        =======        ==========

                                                                EQ/Enterprise      EQ/Enterprise
                                                                    Small              Small
                                                                   Company            Company                 EQ/Equity
                                                                 Growth (d)          Value (d)                500 Index
                                                                -------------     --------------- ---------------------------------
                                                                    2004                2004            2004             2003
                                                                -------------     --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................      $   (154)         $    (542)     $     (13,433)    $   (191,868)
 Net realized gain (loss) on investments ...................             8             43,224         (3,464,416)      (7,517,147)
 Change in unrealized appreciation
   (depreciation) of investments ...........................         3,085             41,981         16,926,774       42,306,361
                                                                  --------          ---------      -------------     ------------
 Net increase (decrease) in net assets
   from operations .........................................         2,939             84,663         13,448,925       34,597,346
                                                                  --------          ---------      -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................         5,507             14,645          1,930,671        2,202,234
  Transfers between funds including
    guaranteed interest account, net .......................       928,952          2,201,732         (3,954,821)       1,901,477
  Transfers for contract benefits and
    terminations ...........................................          (400)            (8,561)       (11,272,663)      (8,854,473)
  Contract maintenance charges .............................            --               (456)          (498,770)        (502,381)
                                                                  --------          ---------      -------------     ------------
Net increase (decrease) in net assets from
  contractowners transactions ..............................       934,059          2,207,360        (13,795,583)      (5,253,143)
                                                                  --------          ---------      -------------     ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 .................           153              2,574              5,281            4,916
                                                                  --------          ---------      -------------     ------------
Increase (Decrease) in Net Assets ..........................       937,151          2,294,597           (341,377)      29,349,119
Net Assets -- Beginning of Period ..........................            --                 --        166,538,428      137,189,309
                                                                  --------          ---------      -------------     ------------
Net Assets -- End of Period ................................      $937,151          $2,294,597     $ 166,197,051     $166,538,428
                                                                  ========          ==========     =============     ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ....................................................            --                 --                 --               --
 Redeemed ..................................................            --                 --                 --               --
                                                                  --------          ----------     -------------     ------------
 Net Increase (Decrease) ...................................            --                 --                 --               --
                                                                  ========          ==========     =============     ============
Unit Activity 0.50% to 1.70% Class B
 Issued ....................................................           123                106                696            1,145
 Redeemed ..................................................            --                 (4)            (1,268)          (1,417)
                                                                  --------          -----------    -------------     ------------
 Net Increase (Decrease) ...................................           123                102               (572)            (272)
                                                                  ========          ===========    =============     ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004



                                                                           EQ/Evergreen                       EQ/FI
                                                                              Omega                          Mid Cap
                                                                    ---------------------------- -------------------------------
                                                                        2004           2003            2004            2003
                                                                    ------------- -------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................................   $  (131,584)    $  (89,644)   $    659,476    $   (770,648)
 Net realized gain (loss) on investments ........................        17,520       (294,646)      5,481,452        (949,693)
 Change in unrealized appreciation (depreciation)
   of investments ...............................................       741,029      2,284,943       3,818,707      21,936,773
                                                                    -----------     ----------    ------------    ------------
 Net increase (decrease) in net assets from operations ..........       626,965      1,900,653       9,959,635      20,216,432
                                                                    -----------     ----------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........................       264,624         92,659       1,035,678         973,695
  Transfers between funds including guaranteed
   interest account, net ........................................      3,346103      2,966,624       2,850,265      11,433,186
  Transfers for contract benefits and terminations ..............      (683,487)      (419,592)     (4,630,376)     (2,525,616)
  Contract maintenance charges ..................................       (32,142)       (19,635)       (184,524)       (124,803)
                                                                    -----------     ----------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions ...................................     2,895,098      2,620,056        (928,957)      9,756,462
                                                                    -----------     ----------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ......................        30,024         28,684         (16,402)         22,672
                                                                    -----------     ----------    ------------    ------------
Increase (Decrease) in Net Assets ...............................     3,552,087      4,549,393       9,014,276      29,995,566
Net Assets -- Beginning of Period ...............................     9,383,184      4,833,791      73,654,945      43,659,379
                                                                    -----------     ----------    ------------    ------------
Net Assets -- End of Period .....................................   $12,935,271     $9,383,184    $ 82,669,221    $ 73,654,945
                                                                    ===========     ==========    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .........................................................            --             --              --              --
 Redeemed .......................................................            --             --              --              --
                                                                    -----------     ----------    ------------    ------------
 Net Increase (Decrease) ........................................            --             --              --              --
                                                                    ===========     ==========    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued .........................................................           697            507           1,827           2,757
 Redeemed .......................................................          (333)          (156)         (1,968)         (1,541)
                                                                    -----------     ----------    ------------    ------------
 Net Increase (Decrease) ........................................           364            351             141           1,215
                                                                    ===========     ==========    ============    ============

                                                                             EQ/FI
                                                                           Small/Mid                       EQ/J.P. Morgan
                                                                           Cap Value                         Core Bond
                                                               ---------------------------------   -------------------------------
                                                                     2004              2003             2004            2003
                                                               ----------------   --------------   --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................   $   1,726,319      $ (1,347,742)   $  1,244,901    $    860,716
 Net realized gain (loss) on
   investments ..............................................      13,926,306          (858,325)        (88,297)        443,947
 Change in unrealized appreciation (depreciation)
   of investments ...........................................       6,831,397        39,030,860          44,682        (555,970)
                                                                -------------      ------------    ------------    ------------
 Net increase (decrease) in net assets from
   operations ...............................................      22,484,022        36,824,793       1,201,286         748,693
                                                                -------------      ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................       1,409,402         1,409,844         842,935       1,148,935
  Transfers between funds including guaranteed
    interest account, net ...................................      (3,358,266)       (2,286,499)      2,734,489)      5,560,391
  Transfers for contract benefits and terminations ..........     (11,718,404)       (7,141,510)     (3,813,729)     (4,607,487)
  Contract maintenance charges ..............................        (439,553)         (403,425)       (120,300)       (154,052)
                                                                -------------      ------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions ...............................     (14,106,821)       (8,421,590)       (356,605)      1,947,787
                                                                -------------      ------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ..................          20,264            18,460           1,330           2,117
                                                                -------------      ------------    ------------    ------------
Increase (Decrease) in Net Assets ...........................       8,397,465        28,421,663         846,011       2,698,597
Net Assets -- Beginning of Period ...........................     150,616,470       122,194,807      48,378,973      45,680,376
                                                                -------------      ------------    ------------    ------------
Net Assets -- End of Period .................................   $ 159,013,935      $150,616,470    $ 49,224,984    $ 48,378,973
                                                                =============      ============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .....................................................              --                --              --              --
 Redeemed ...................................................              --                --              --              --
                                                                -------------      ------------    ------------    ------------
 Net Increase (Decrease) ....................................              --                --              --              --
                                                                =============      ============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued .....................................................           1,369             1,551           1,335           2,845
 Redeemed ...................................................          (2,483)              744          (1,366)         (2,708)
                                                                -------------      ------------    ------------    ------------
 Net Increase (Decrease) ....................................          (1,114)             (807)            (31)            137
                                                                =============      ============    ============    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                       EQ/Janus                      EQ/JP Morgan
                                                                       Large Cap                         Value
                                                                        Growth                       Opportunities
                                                            ------------------------------  -------------------------------
                                                                  2004            2003            2004            2003
                                                            --------------- --------------  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .............................  $   (277,427)   $   (329,919)   $    (72,192)   $    (41,645)
 Net realized gain (loss) on investments ..................    (1,095,015)     (2,411,018)       (513,252)     (1,980,936)
 Change in unrealized appreciation
   (depreciation) of investments ..........................     3,517,516       7,394,159       4,267,719      11,110,041
                                                             ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets
   from operations ........................................     2,145,074       4,653,222       3,682,275       9,087,460
                                                             ------------    ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ...................       258,465         221,438         443,408         556,696
  Transfers between funds including
    guaranteed interest account, net ......................    (1,908,581)     (1,126,912)     (1,967,443)     (1,133,043)
  Transfers for contract benefits and
    terminations ..........................................    (1,352,980)     (1,210,556)                     (2,799,807)
  Contract maintenance charges ............................       (43,620)        (48,601)       (141,318)       (154,332)
                                                             ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions .............................    (3,046,716)     (2,164,631)     (5,343,212)     (3,530,486)
                                                             ------------    ------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ................        22,207          17,917          33,641          10,275
                                                             ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets .........................      (879,435)      2,506,508      (1,627,296)      5,567,249
Net Assets -- Beginning of Period .........................    23,012,558      20,506,050      43,575,856      38,008,607
                                                             ------------    ------------    ------------    ------------
Net Assets -- End of Period ...............................  $ 22,133,123    $ 23,012,558    $ 41,948,560    $ 43,575,856
                                                             ============    ============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ...................................................            --              --              --              --
 Redeemed .................................................            --              --              --              --
                                                             ------------    ------------    ------------    ------------
 Net Increase (Decrease) ..................................            --              --              --              --
                                                             ============    ============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ...................................................           422             727             217             409
 Redeemed .................................................          (978)         (1,174)           (649)           (733)
                                                             ------------    ------------    ------------    ------------
 Net Increase (Decrease) ..................................          (556)           (447)           (432)           (325)
                                                             ============    ============    ============    ============

                                                                         EQ/Lazard Small Cap                EQ/Marisco
                                                                                Value                          Focus
                                                                 --------------------------------  -----------------------------
                                                                       2004             2003            2004           2003
                                                                 ---------------  --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................   $  1,850,392     $    (94,499)   $   (773,007)   $   (548,973)
 Net realized gain (loss) on investments ......................      3,480,338         (492,570)      2,654,309         (16,369)
 Change in unrealized appreciation (depreciation)
   of investments .............................................        512,664        9,046,887       2,946,906      11,012,954
                                                                  ------------     ------------    ------------    ------------
 Net increase (decrease) in net assets from
   operations .................................................      5,843,394        8,459,818       4,828,208      10,447,612
                                                                  ------------     ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................      1,173,197          710,918         654,059         967,470
  Transfers between funds including
    guaranteed interest account, net ..........................      8,960,341        8,204,385         784,276      24,814,535
  Transfers for contract benefits and terminations ............     (3,369,091)      (1,615,552)     (4,001,647)     (2,389,701)
  Contract maintenance charges ................................       (118,053)         (83,785)       (153,923)       (120,167)
                                                                  ------------     ------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions .................................      6,646,394        7,215,966      (2,717,235)     23,272,137
                                                                  ------------     ------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ....................          2,499            2,192           2,930           3,092
                                                                  ------------     ------------    ------------    ------------
Increase (Decrease) in Net Assets .............................     12,492,287       15,677,976       2,113,903      33,722,841
Net Assets -- Beginning of Period .............................     35,012,357       19,334,381      58,086,725      24,363,884
                                                                  ------------     ------------    ------------    ------------
Net Assets -- End of Period ...................................   $ 47,504,644     $ 35,012,357    $ 60,200,628    $ 58,086,725
                                                                  ============     ============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................             --               --              --              --
 Redeemed .....................................................             --               --              --              --
                                                                  ------------     ------------    ------------    ------------
 Net Increase (Decrease) ......................................             --               --              --              --
                                                                  ============     ============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................          1,384            1,253           1,153           3,011
 Redeemed .....................................................           (954)            (639)         (1,377)           (934)
                                                                  ------------     ------------    ------------    ------------
 Net Increase (Decrease) ......................................            430              614            (224)          2,077
                                                                  ============     ============    ============    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                      EQ/Mercury                         EQ/Mercury
                                                                      Basic Value                       International
                                                                        Equity                              Value
                                                           ---------------------------------  ---------------------------------
                                                                 2004             2003               2004             2003
                                                           ---------------- ----------------  ----------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ............................  $   1,212,501    $  (1,322,655)     $   105,948      $    384,839
 Net realized gain (loss) on investments .................      7,039,057       (3,721,875)         519,151          (495,377)
 Change in unrealized appreciation (depreciation)
   of investments ........................................      7,239,833       45,620,616        9,259,830        11,078,962
                                                            -------------    -------------      -----------      ------------
 Net increase (decrease) in net assets from
   operations ............................................     15,491,391       40,576,086        9,884,929        10,968,424
                                                            -------------    -------------      -----------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..................      1,716,698        1,893,988          884,267           650,126
  Transfers between funds including
   guaranteed interest account, net ......................      4,103,795        1,563,881        2,519,375          (105,341)
  Transfers for contract benefits and
    terminations .........................................    (13,498,302)     (11,197,986)      (3,160,695)       (2,508,969)
  Contract maintenance charges ...........................       (535,736)        (509,501)        (159,074)         (157,201)
                                                            -------------    -------------      -----------      ------------
Net increase (decrease) in net assets from
  contractowners transactions ............................     (8,213,545)      (8,249,618)          83,873        (2,121,385)
                                                            -------------    -------------      -----------      ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ...............         17,115           16,674            1,036             1,694
                                                            -------------    -------------      -----------      ------------
Increase (Decrease) in Net Assets ........................      7,294,961       32,343,142        9,969,838         8,848,733
Net Assets -- Beginning of Period ........................    176,608,433      144,265,291       50,956,959        42,108,226
                                                            -------------    -------------      -----------      ------------
Net Assets -- End of Period ..............................  $ 183,903,394    $ 176,608,433      $60,926,797      $ 50,956,959
                                                            =============    =============      ===========      ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ..................................................             --               --               --                --
 Redeemed ................................................             --               --               --                --
                                                            -------------    -------------      -----------      ------------
 Net Increase (Decrease) .................................             --               --               --                --
                                                            =============    =============      ===========      ============
Unit Activity 0.50% to 1.70% Class B
 Issued ..................................................          1,167            1,628              688               680
 Redeemed ................................................         (1,601)          (2,180)            (697)             (835)
                                                            -------------    -------------      -----------      ------------
 Net Increase (Decrease) .................................           (434)            (553)              (9)             (154)
                                                            =============    =============      ===========      ============


                                                                            EQ/MFS
                                                                        Emerging Growth                      EQ/MFS
                                                                           Companies                     Investors Trust
                                                             ----------------   ---------------- ------------------------------
                                                                   2004               2003             2004           2003
                                                             ----------------   ---------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .............................   $  (1,585,087)     $  (1,555,197)   $   (139,008)   $   (121,809)
 Net realized gain (loss) on investments ..................     (11,988,675)       (16,102,976)       (608,085)     (1,159,995)
 Change in unrealized appreciation
   (depreciation) of investments ..........................      25,504,516         45,115,972       2,184,909       3,967,510
                                                              -------------      -------------    ------------    ------------
 Net increase (decrease) in net assets
   from operations ........................................      11,930,754         27,457,799       1,437,816       2,685,706
                                                              -------------      -------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ...................       1,231,887          1,135,794         136,094         114,957
  Transfers between funds including
    guaranteed interest account, net ......................      (9,707,453)        (7,202,605)       (361,190)        143,281
  Transfers for contract benefits and
    terminations ..........................................      (8,663,621)        (6,244,227)     (1,279,415)       (924,485)
  Contract maintenance charges ............................        (405,715)          (449,646)        (37,206)        (36,277)
                                                              -------------      -------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions .............................      17,544,902        (12,760,684)     (1,541,717)       (702,524)
                                                              -------------      -------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ................             813              2,189          10,240           8,977
                                                              -------------      -------------    ------------    ------------
Increase (Decrease) in Net Assets .........................      (5,613,335)        14,699,304         (93,661)      1,992,159
Net Assets -- Beginning of Period .........................     121,860,789        107,161,485      16,064,191      14,072,032
                                                              -------------      -------------    ------------    ------------
Net Assets -- End of Period ...............................   $ 116,247,454      $ 121,860,789    $ 15,970,530    $ 16,064,191
                                                              =============      =============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ...................................................              --                 --              --              --
 Redeemed .................................................              --                 --              --              --
                                                              -------------      -------------    ------------    ------------
 Net Increase (Decrease) ..................................              --                 --              --              --
                                                              =============      =============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ...................................................             478                743             175             306
 Redeemed .................................................          (1,929)            (1,992)           (362)           (413)
                                                              -------------      -------------    ------------    ------------
 Net Increase (Decrease) ..................................          (1,451)            (1,249)           (187)           (107)
                                                              =============      =============    ============    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                                                             EQ/Small
                                                                                                             Company
                                                                     EQ/Money Market                          Index
                                                            ---------------------------------     ------------------------------
                                                                  2004             2003                 2004           2003
                                                            ---------------- ----------------     --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .............................  $  (1,006,754)   $  (2,010,908)       $    325,396    $   (246,249)
 Net realized gain (loss) on investments ..................       (574,264)      (1,442,515)          1,758,539        (556,494)
 Change in unrealized appreciation (depreciation)
   of investments .........................................        555,369        1,588,295           3,276,757       9,051,175
                                                             -------------    -------------        ------------    ------------
 Net increase (decrease) in net assets from operations ....     (1,025,649)      (1,865,128)          5,360,692       8,248,432
                                                             -------------    -------------        ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ...................      5,673,757       10,439,979             359,594         424,883
  Transfers between funds including guaranteed
   interest account, net ..................................      3,408,098      (45,862,432)          3,840,927       7,237,620
  Transfers for contract benefits and terminations ........    (44,471,787)     (52,591,091)         (2,422,047)     (1,257,032)
  Contract maintenance charges ............................       (373,509)        (525,357)           (108,657)        (76,123)
                                                             -------------    -------------        ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions .............................    (35,763,441)     (88,538,901)          1,669,817       6,329,348
                                                             -------------    -------------        ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate  Account No. 45 ...............          8,406           11,369               2,426          17,072
                                                             -------------    -------------        ------------    ------------
Increase (Decrease) in Net Assets .........................    (36,780,684)     (90,392,660)          7,032,935      14,594,853
Net Assets -- Beginning of Period .........................    174,458,463      264,851,123          32,345,229      17,750,376
                                                             -------------    -------------        ------------    ------------
Net Assets -- End of Period ...............................  $ 137,677,779    $ 174,458,463        $ 39,378,164    $ 32,345,229
                                                             =============    =============        ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ...................................................            562              468                  --              --
 Redeemed .................................................           (662)            (887)                 --              --
                                                             -------------    -------------        ------------    ------------
 Net Increase (Decrease) ..................................           (100)            (419)                 --              --
                                                             =============    =============        ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ...................................................          5,365            5,257               1,020             986
 Redeemed .................................................         (6,551)          (7,988)               (891)           (434)
                                                             -------------    -------------        ------------    ------------
 Net Increase (Decrease) ..................................         (1,186)          (2,731)                129             552
                                                             =============    =============        ============    ============

-------
(a) A substitution of EQ/International Equity Index and EQ/Alliance Global for EQ/Alliance International occurred on May 2, 2003 (See Note 5).
(b) Commenced operations on Februry 13, 2003.
(c) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology Portfolio occurred on May 14, 2004 (See Note 5).
(d) Commenced operations on October 25, 2004.

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements

December 31, 2004

1.  Organization

    AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account No. 45 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of various investment trusts of EQ Advisors Trust ("EQAT"), and AXA Premier VIP Trust ("VIP"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. These financial statements and notes are those of the Account.

   The Account consists of 51 variable investment options:

   o AXA Aggressive Allocation
   o AXA Conservative Allocation
   o AXA Conservative-Plus Allocation
   o AXA Moderate Allocation(1)
   o AXA Moderate-Plus Allocation
   o AXA Premier VIP Aggressive Equity(2)
   o AXA Premier VIP Core Bond
   o AXA Premier VIP Health Care
   o AXA Premier VIP High Yield(3)
   o AXA Premier VIP International Equity
   o AXA Premier VIP Large Cap Core Equity
   o AXA Premier VIP Large Cap Growth
   o AXA Premier VIP Large Cap Value
   o AXA Premier VIP Small/Mid Cap Growth
   o AXA Premier VIP Small/Mid Cap Value
   o AXA Premier VIP Technology
   o EQ/Alliance Common Stock
   o EQ/Alliance Growth and Income
   o EQ/Alliance Intermediate Government Securities
   o EQ/Alliance International
   o EQ/Alliance Premier Growth
   o EQ/Alliance Quality Bond
   o EQ/Alliance Small Cap Growth
   o EQ/Bernstein Diversified Value
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth(6)
   o EQ/Capital Guardian International
   o EQ/Capital Guardian Research
   o EQ/Capital Guardian U.S. Equity
   o EQ/Emerging Markets Equity
   o EQ/Enterprise Equity
   o EQ/Enterprise Equity Income
   o EQ/Enterprise Growth
   o EQ/Enterprise Growth and Income
   o EQ/Enterprise Small Company Growth
   o EQ/Enterprise Small Company Value
   o EQ/Equity 500 Index
   o EQ/Evergreen Omega
   o EQ/FI Mid Cap
   o EQ/FI Small/Mid Cap Value
   o EQ/J.P. Morgan Core Bond
   o EQ/Janus Large Cap Growth
   o EQ/JP Morgan Value Opportunities(5)
   o EQ/Lazard Small Cap Value
   o EQ/Marsico Focus
   o EQ/Mercury Basic Value Equity
   o EQ/Mercury International Value(4)
   o EQ/MFS Emerging Growth Companies
   o EQ/MFS Investors Trust
   o EQ/Money Market
   o EQ/Small Company Index

   ----------

   (1) Formerly known as EQ/Balanced.
   (2) Formerly known as EQ/Aggressive Stock.
   (3) Formerly known as EQ/High Yield.
   (4) Formerly known as EQ/Putnam International Equity.
   (5) Formerly known as EQ/Putnam Growth & Income Value.
   (6) Formerly known as EQ/Putnam Voyager.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator Advisor, Income Manager, Accumulator, Accumulator issued after March 1, 2000, Accumulator Plus, Select, Elite, and Accumulator Select issued after August 13, 2001, and deferred variable annuities which combine the portfolios in the Account with guaranteed fixed rate options. The Income Manager, Accumulator, Accumulators Select, Elite, Plus, and Accumulator issued after March 1, 2000, and Accumulator Select issued after August 13, 2001, are offered with the same variable investment options for use as a nonqualified annuity ("NQ") for after-tax contributions only, an annuity that is an investment vehicle for certain qualified plans ("QP"), an individual retirement annuity ("IRA") or a tax-sheltered annuity ("TSA"). Equitable Accumulator Advisor is offered with the same variable investment options for use as an NQ, QP or IRA. Income


                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


1. Organization (Concluded)

   Manager Accumulator (NQ, IRA, QP and TSA), Accumulator (NQ, IRA, QP and TSA), Accumulator Select, Elite, Plus, Accumulator issued after March 1, 2000, and Accumulator Select issued after August 13, 2001 (NQ, IRA, QP and TSA), Accumulator Advisor and Accumulator Plus (NQ, IRA and QP), collectively referred to as the Contracts, are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges, and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by AXA Equitable are not subject to mortality and expense risk charges, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   On December 29, 2003, The American Institute of Certified Public Accountants issued Statement of Position 03-05 "Financial Highlights of Separate
   Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies" which was effective for the December 31, 2003 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT and VIP shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and/or to the guaranteed interest account of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 46. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and fixed maturity options of Separate Account No. 46. The net assets of any variable investment option may not be less than the aggregate of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable's General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under Accumulator issued after March 1, 2000, Accumulator Plus, and Accumulator Elite Contracts. Included in Contract maintenance charges are administrative charges, if applicable, which are deducted annually under Accumulator issued after March 1, 2000 and Accumulator Elite Contracts.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no


                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


2. Significant Accounting Policies (Concluded)

   provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:


                                                       Purchases       Sales
                                                     ------------- -------------
AXA Aggressive Allocation ........................    $ 2,178,396   $   265,434
AXA Conservative Allocation ......................      6,751,462     2,318,840
AXA Conservative-Plus Allocation .................      7,214,859       852,674
AXA Moderate Allocation ..........................     30,038,429    61,433,603
AXA Moderate-Plus Allocation .....................     11,081,015     1,001,841
AXA Premier VIP Aggressive Equity ................      2,715,500    11,015,935
AXA Premier VIP Core Bond ........................     12,400,067    13,340,607
AXA Premier VIP Health Care ......................      8,545,844     5,747,695
AXA Premier VIP High Yield .......................     29,224,153    26,583,467
AXA Premier VIP International Equity .............      7,571,393     4,942,354
AXA Premier VIP Large Cap Core Equity ............      2,302,680     2,390,623
AXA Premier VIP Large Cap Growth .................      3,936,271     3,427,780
AXA Premier VIP Large Cap Value ..................      7,130,509     4,385,933
AXA Premier VIP Small/Mid Cap Growth .............      4,652,355     4,959,190
AXA Premier VIP Small/Mid Cap Value ..............     12,145,339     5,949,339
AXA Premier VIP Technology .......................     83,350,662    49,707,481
EQ/Alliance Common Stock .........................     19,357,507    93,104,209
EQ/Alliance Growth and Income ....................     13,637,539    67,416,340
EQ/Alliance Intermediate Government Securities ...     12,174,440    57,051,242
EQ/Alliance International ........................      8,255,141    22,131,695
EQ/Alliance Premier Growth .......................      1,584,479    21,054,886
EQ/Alliance Quality Bond .........................      8,261,518     7,545,618
EQ/Alliance Small Cap Growth .....................      5,837,853    19,612,699
EQ/Bernstein Diversified Value ...................     14,600,995    18,246,884
EQ/Calvert Socially Responsible ..................        428,427       405,959
EQ/Capital Guardian Growth .......................        406,001       712,753
EQ/Capital Guardian International ................      7,550,703     2,392,808
EQ/Capital Guardian Research .....................      4,393,711     9,991,552
EQ/Capital Guardian U.S. Equity ..................      9,077,247     6,971,419
EQ/Emerging Market Equity ........................     12,668,346    10,451,592
EQ/Enterprise Equity .............................        353,646            17
EQ/Enterprise Equity Income ......................      1,536,203        46,326
EQ/Enterprise Growth .............................         46,767            --
EQ/Enterprise Growth and Income ..................        116,082        12,690
EQ/Enterprise Small Company Growth ...............        934,459           400
EQ/Enterprise Small Company Value ................      2,340,341        90,217
EQ/Equity 500 Index ..............................     10,896,743    24,700,483
EQ/Evergreen Omega ...............................      4,916,723     2,122,785
EQ/FI Mid Cap ....................................     17,462,503    14,873,435
EQ/FI Small/Mid Cap Value ........................     23,147,500    25,167,333
EQ/J.P. Morgan Core Bond .........................     14,620,548    13,611,589
EQ/Janus Large Cap Growth ........................      1,705,519     5,007,455
EQ/JP Morgan Value Opportunities .................      2,019,268     7,431,672
EQ/Lazard Small Cap Value ........................     20,760,778    10,066,427
EQ/Marsico Focus .................................     10,689,472    14,176,785
EQ/Mercury Basic Value Equity ....................     20,131,343    21,915,906
EQ/Mercury International Value ...................      7,969,745     7,778,887
EQ/MFS Emerging Growth Companies .................      1,457,298    20,586,480

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


3. Purchases and Sales of Investments (Concluded)


                                      Purchases        Sales
                                   -------------- --------------
EQ/MFS Investors Trust .........    $  1,281,270   $  2,951,755
EQ/Money Market ................     107,512,467    144,274,255
EQ/Small Company Index .........      11,543,680      8,948,635

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A Shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B Shares") is subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Trusts. The Rule 12b-1 Plans provide that The Trusts, on behalf of each Portfolio, may charge annually 0.25% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. These fees are reflected in the net asset value of the shares. Class A shares of The Trusts continue to be purchased by contracts in-force prior to May 1, 1997.

   AXA Equitable serves as investment manager of EQAT and VIP. AXA Equitable receives management fees for services performed in its capacity as investment manager of The Trusts. As investment manager AXA Equitable oversees the activities of the investment advisors with respect to The Trusts and is responsible for retaining and discontinuing the services of those advisors. Fees generally vary depending on net asset levels of individual portfolios and range from a low of 0.10% to high of 1.20% of average daily net assets. AXA Equitable as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC, ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12 b-1 Plans as described above.

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for a number of portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/Bernstein Diversified Value, EQ/Equity 500 Index, EQ/Money Market, and EQ/Small Company Index as well as a portion of AXA Premier VIP Aggressive Equity, AXA Premier VIP High Yield, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, and AXA Premier VIP Small/Mid Cap Growth. Alliance is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   Boston Advisors serves as an investment advisor for the EQ/Enterprise Equity Income Portfolio in EQAT. Boston Advisors is an indirectly wholly owned subsidiary of AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors is an affiliate of AXA Equitable, and a distributor and principal underwriter of the Contracts and the Account. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC , or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.


5. Substitutions/Reorganizations

   Substitution transactions that occurred at the date indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.



----------------------------------------------------------------------------
 May 14, 2004               Removed Portfolio    Surviving Portfolio
----------------------------------------------------------------------------
                            EQ/Technology        AXA Premier VIP Technology
----------------------------------------------------------------------------
Shares -- Class B                  9,264,482      4,556,436
Value -- Class B              $   37,725,040    $37,725,040
Net Assets before merger      $   37,725,040    $ 9,542,558
Net Assets after merger                   --    $47,267,598
----------------------------------------------------------------------------

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


5. Substitutions/Reorganizations (Concluded)


--------------------------------------------------------------------------------
 May 2, 2003               Removed Portfolio           Surviving Portfolio
--------------------------------------------------------------------------------
                           EQ/International            EQ/Alliance
                           Equity Index                International
--------------------------------------------------------------------------------
Shares -- Class B            1,832,374                    1,759,898
Value -- Class B           $12,975,048                 $ 12,975,048
Net Assets before merger   $12,975,048                 $ 94,141,424
Net Assets after merger             --                 $107,116,472
--------------------------------------------------------------------------------
                           EQ/Alliance Global          EQ/Alliance
                                                       International
--------------------------------------------------------------------------------
Shares -- Class A            1,084,954                    1,703,949
Shares -- Class B            6,806,901                   10,907,216
Value -- Class A           $12,888,903                 $ 12,888,903
Value -- Class B           $80,088,505                 $ 80,088,505
Net Assets before merger   $92,977,408                 $ 26,638,494
Net Assets after merger             --                 $119,615,902
--------------------------------------------------------------------------------

   Reorganizations

   The EQ/Balanced Portfolio, a fund of EQAT, was merged into the AXA Moderate Allocation Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The effect of this is to convert the EQ/Balanced Portfolio into a "fund of funds" structure by investing in a combination of other portfolios that are selected from 36 actively managed choices.

   The EQ/Aggressive Stock Portfolio, a fund of EQAT, was merged into the AXA Premier VIP Aggressive Equity Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The EQ/High Yield Portfolio, a fund of EQAT, was merged into the AXA Premier VIP High Yield Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003.


6. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the Account for the following charges:



                                                                  Asset-based                    Current     Maximum
                                                Mortality and   Administration   Distribution   Aggregate   Aggregate
                                                Expense Risks       Charge          Charge        Charge     Charge
                                               --------------- ---------------- -------------- ----------- ----------
Accumulator Advisor ........................   0.50%           --               --             0.50%       0.50%
Income Manager .............................   0.90%           0.25%            --             1.15%       1.15%
Accumulator ................................   1.10%           0.25%            --             1.35%       1.35%
Accumulator issued after March 1, 2000 .....   1.10%           0.25%            0.20%          1.55%       1.55%
Accumulator Plus, Select, Elite ............   1.10%           0.25%            0.25%          1.60%       1.60%
Accumulator Select issued after
  August 13, 2001 .................... .....   1.10%           0.35%            0.25%          1.70%       1.70%

   The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.


                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


6. Contractowner Charges (Concluded)

   The table below lists all the fees charged by the Separate Account assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value.



                                               When charge
Charges                                        is deducted
------------------------------------- ----------------------------
Charges for state premium and other   At time of transaction
applicable taxes

Charge for Trust expenses             Daily

Annual Administrative charge          Annually on each
                                      contract date anniversary.

Variable Immediate Annuity payout     At time of transaction
option administrative fee

Withdrawal charge                     At time of transaction

BaseBuilder benefit charge            Annually on each
                                      contract date anniversary.

Protection Plus                       Annually on each
                                      contract date anniversary.



Charges                                                   Amount deducted                         How deducted
------------------------------------- ------------------------------------------------------ ----------------------
Charges for state premium and other   Varies by state.                                       Applied to an annuity
applicable taxes                                                                             payout option

Charge for Trust expenses             Vary by portfolio                                      Unit value
Annual Administrative charge          Depending on account value a charge of $30 or          Unit liquidation from
                                      Years 1 to 2 lesser of $30 or 2% of account value      account value

Variable Immediate Annuity payout     $350 annuity administrative fee                        Unit liquidation from
option administrative fee                                                                    account value

Withdrawal charge                     Low -- During the first seven contract years a         Unit liquidation from
                                      charge is deducted from amounts withdrawn that         account value
                                      exceed 15% of account value. The charge begins at
                                      7% and declines by 1% each year.

                                      High -- During the first nine contract years, a
                                      charge is deducted from amounts withdrawn that
                                      exceed 15% of account value. The charge begins at
                                      8% and declines by 1% beginning in the third
                                      contract year.

BaseBuilder benefit charge            Low 0.15%                                              Unit liquidation from
                                      High 0.45%                                             account value

Protection Plus                          0.20%                                               Unit liquidation from
                                                                                             account value

Included in Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from Contractowner's account value (unit liquidation from account value).

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.



                                                                                       Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units             Units          Net Assets     Investment        Total
                                                       Fair value    Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ------------  --------------------  -----------  ---------------  ------------
AXA Aggressive Allocation
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (r)      $ 10.70             --                 --            --            7.44%
         Highest contract charges 1.70% Class B (r)     $ 11.72             --                 --            --            6.30%
         All contract charges                                --            192           $  2,040          2.74%             --

AXA Conservative Allocation
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (r)      $ 10.37             --                 --            --            3.74%
         Highest contract charges 1.70% Class B (r)     $ 10.74             --                 --            --            2.64%
         All contract charges                                --            437           $  4,511          4.73%             --

AXA Conservative-Plus Allocation
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (r)      $ 10.47             --                 --            --            4.93%
         Highest contract charges 1.70% Class B (r)     $ 11.02             --                 --            --            3.81%
         All contract charges                                --            635           $  6,596          4.57%             --

AXA Moderate Allocation(f)(o)
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 48.21             778          $ 37,532          2.49%           7.74%
  2003   1.15% Class A                                  $ 44.75             909          $ 40,667          2.21%          18.03%
  2002   1.15% Class A                                  $ 37.91           1,013          $ 38,398          1.51%        (13.51)%
  2001   1.15% Class A                                  $ 43.83             387          $ 16,962          3.81%         (5.51)%

AXA Moderate Allocation(f)(o)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 52.05              --                --            --            8.18%
         Highest contract charges 1.70% Class B (h)     $ 41.36              --                --            --            6.88%
         All contract charges                                --           8,374          $365,310          2.49%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 48.11              --                --            --           18.54%
         Highest contract charges 1.70% Class B (h)     $ 38.70              --                --            --           17.10%
         All contract charges                                --           9,104          $370,750          2.21%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 40.59              --                --            --         (13.16)%
         Highest contract charges 1.70% Class B (h)     $ 33.05              --                --            --         (14.21)%
         All contract charges                                --           9,708          $336,760          1.51%            --
  2001   Lowest contract charges 0.50% Class B (e)      $ 46.74              --                --            --          (5.28)%
         Highest contract charges 1.70% Class B (h)     $ 38.52              --                --            --          (1.04)%
         All contract charges                                --           5,678          $229,005          3.81%            --

AXA Moderate-Plus Allocation
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (r)      $ 10.71              --                --            --            7.46%
         Highest contract charges 1.70% Class B (r)     $ 11.71              --                --            --            6.32%
         All contract charges                                --           1,006          $ 10,701          4.09%             --

AXA Premier VIP Aggressive Equity
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 57.16             320          $ 18,274            --           11.08%
  2003   1.15% Class A                                  $ 51.45             387          $ 19,896            --           36.30%
  2002   1.15% Class A                                  $ 37.75             453          $ 17,100          0.01%        (29.52)%
  2001   1.15% Class A                                  $ 53.56             576          $ 30,851          0.35%        (25.85)%
  2000   1.15% Class A                                  $ 72.23             705          $ 50,922          0.23%        (14.12)%

AXA Premier VIP Aggressive Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 63.39              --                --            --           11.54%
         Highest contract charges 1.70% Class B (h)     $ 50.38              --                --            --           10.19%
         All contract charges                                --             770          $ 41,681            --              --

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units             Units          Net Assets     Investment        Total
                                                       Fair value    Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ------------  --------------------  -----------  ----------------  ----------
AXA Premier VIP Aggressive Equity (Continued)
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 56.83              --                 --            --            36.82%
         Highest contract charges 1.70% Class B (h)     $ 45.72              --                 --            --            35.19%
         All contract charges                                --             852           $ 41,680            --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 41.54              --                 --            --          (29.22)%
         Highest contract charges 1.70% Class B (h)     $ 33.82              --                 --            --          (30.09)%
         All contract charges                                               901           $ 32,521          0.01%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 58.69              --                 --            --          (21.78)%
         Highest contract charges 1.70% Class B (h)     $ 48.37              --                 --            --           (3.53)%
         All contract charges                                --           1,104           $ 56,840          0.35%             --
  2000   Lowest contract charges 1.15% Class B          $ 71.48              --                 --            --          (14.33)%
         Highest contract charges 1.60% Class B         $ 66.77              --                 --            --          (14.73)%
         All contract charges                                --           1,174           $ 82,192          0.23%             --

AXA Premier VIP Core Bond
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 11.49              --                 --            --             3.37%
         Highest contract charge 1.70% Class B (j)      $ 11.07              --                 --            --             2.12%
         All contract charges                                --           4,655           $ 51,923          3.67%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 11.11              --                 --            --             3.26%
         Highest contract charge 1.70% Class B (j)      $ 10.84              --                 --            --             1.98%
         All contract charges                                --           4,850           $ 52,844          3.33%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 10.76              --                 --            --             5.39%
         Highest contract charge 1.70% Class B (j)      $ 10.63              --                 --            --             4.22%
         All contract charges                                --           4,354           $ 46,418          5.86%              --

AXA Premier VIP Health Care
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 11.33              --                 --            --            11.57%
         Highest contract charge 1.70% Class B (j)      $ 10.93              --                 --            --            10.22%
         All contract charges                                --           1,500           $ 16,508          6.49%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 10.16              --                 --            --            27.48%
         Highest contract charge 1.70% Class B (j)      $  9.91              --                 --            --            25.92%
         All contract charges                                --           1,308           $ 13,030          1.19%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  7.97              --                 --            --          (19.41)%
         Highest contract charge 1.70% Class B (j)      $  7.87              --                 --            --          (20.42)%
         All contract charges                                --             908           $  7,164            --               --

AXA Premier VIP High Yield
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 31.20             132           $  4,123          6.32%            7.69%
  2003   1.15% Class A                                  $ 28.97             131           $  3,797          5.32%           21.47%
  2002   1.15% Class A                                  $ 23.85              93           $  2,218          8.92%          (3.84)%
  2001   1.15% Class A                                  $ 24.80             104           $  2,579         10.45%          (0.20)%
  2000   1.15% Class A                                  $ 24.85              71           $  1,764         10.90%          (9.70)%

AXA Premier VIP High Yield
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 34.38              --                 --            --             8.13%
         Highest contract charges 1.70% Class B (h)     $ 27.64              --                 --            --             6.82%
         All contract charges                                --           3,675           $106,800          6.32%              --

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                                  Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units           Units         Net Assets      Investment        Total
                                                       Fair value  Outstanding (000's)    (000's)     Income ratio**    Return***
                                                      ------------ -------------------- ----------- -----------------  -------------
AXA Premier VIP High Yield (Continued)
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 31.80             --                 --            --           21.93%
         Highest contract charges 1.70% Class B (h)     $ 25.87             --                 --            --           20.45%
         All contract charges                                --          3,767           $102,272          5.32%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 26.08             --                 --            --          (3.41)%
         Highest contract charges 1.70% Class B (h)     $ 21.48             --                 --            --          (4.58)%
         All contract charges                                --          3,455           $ 77,749          8.92%            --
  2001   Lowest contract charges 0.50% Class B (e)      $ 27.00             --                 --            --          (0.04)%
         Highest contract charges 1.70% Class B (h)     $ 22.51             --                 --            --          (1.24)%
         All contract charges                                --          3,435           $ 81,118         10.45%            --
  2000   Lowest contract charges 1.15% Class B          $ 24.59             --                 --            --          (9.93)%
         Highest contract charges 1.60% Class B         $ 23.07             --                 --            --         (10.34)%
         All contract charges                                --          2,776           $ 66,616         10.90%            --

AXA Premier VIP International Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 12.35             --                 --            --           17.32%
         Highest contract charge 1.70% Class B (j)      $ 11.90             --                 --            --           15.90%
         All contract charges                                --          1,633           $ 19,579          3.26%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 10.52             --                 --            --           33.72%
         Highest contract charge 1.70% Class B (j)      $ 10.27             --                 --            --           32.02%
         All contract charges                                --          1,417           $ 14,629          0.72%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  7.87             --                 --            --         (18.61)%
         Highest contract charge 1.70% Class B (j)      $  7.78             --                 --            --         (19.54)%
         All contract charges                                --            945           $  7,369            --              --

AXA Premier VIP Large Cap Core Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 10.72             --                 --            --            9.13%
         Highest contract charge 1.70% Class B (j)      $ 10.34             --                 --            --            7.81%
         All contract charges                                --            973           $ 10,142          4.39%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  9.83             --                 --            --           27.50%
         Highest contract charge 1.70% Class B (j)      $  9.59             --                 --            --           26.04%
         All contract charges                                --          1,019           $  9,823          0.15%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  7.71             --                 --            --         (22.59)%
         Highest contract charge 1.70% Class B (j)      $  7.61             --                 --            --         (23.59)%
         All contract charges                                --            810           $  6,177          0.36%            --

AXA Premier VIP Large Cap Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  9.44             --                 --            --            6.13%
         Highest contract charge 1.70% Class B (j)      $  9.10             --                 --            --            4.85%
         All contract charges                                --          1,855           $ 17,016            --              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  8.90             --                 --            --           30.12%
         Highest contract charge 1.70% Class B (j)      $  8.68             --                 --            --           28.40%
         All contract charges                                --          1,776           $ 15,491            --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  6.84             --                 --            --         (30.13)%
         Highest contract charge 1.70% Class B (j)      $  6.76             --                 --            --         (30.88)%
         All contract charges                                --          1,317           $  8,928            --              --

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                  Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Units           Units          Net Assets     Investment        Total
                                                      Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                     ------------ -------------------- ------------ ---------------- -------------
AXA Premier VIP Large Cap Value
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $ 11.84             --                 --            --            13.85%
         Highest contract charge 1.70% Class B (j)     $ 11.42             --                 --            --            12.48%
         All contract charges                               --          1,724            $19,852          7.18%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $ 10.40             --                 --            --            30.33%
         Highest contract charge 1.70% Class B (j)     $ 10.15             --                 --            --            28.81%
         All contract charges                               --          1,563            $15,952          2.07%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  7.98             --                 --            --          (18.82)%
         Highest contract charge 1.70% Class B (j)     $  7.88             --                 --            --          (19.84)%
         All contract charges                               --          1,442            $11,400          0.69%              --

AXA Premier VIP Small/Mid Cap Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  9.70             --                 --            --            11.17%
         Highest contract charge 1.70% Class B (j)     $  9.35             --                 --            --             9.83%
         All contract charges                               --          2,748            $25,891          1.76%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  8.72             --                 --            --            39.52%
         Highest contract charge 1.70% Class B (j)     $  8.52             --                 --            --            37.86%
         All contract charges                               --          2,795            $23,920          1.76%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  6.25             --                 --            --          (36.61)%
         Highest contract charge 1.70% Class B (j)     $  6.18             --                 --            --          (37.26)%
         All contract charges                               --          1,766            $10,935            --               --

AXA Premier VIP Small/Mid Cap Value
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $ 11.92             --                 --            --            14.61%
         Highest contract charge 1.70% Class B (j)     $ 11.49             --                 --            --            13.23%
         All contract charges                               --          2,950            $34,188          6.05%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $ 10.40             --                 --            --            39.95%
         Highest contract charge 1.70% Class B (j)     $ 10.15             --                 --            --            38.27%
         All contract charges                               --          2,491            $25,413          0.75%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  7.43             --                 --            --          (23.64)%
         Highest contract charge 1.70% Class B (j)     $  7.34             --                 --            --          (24.49)%
         All contract charges                               --          1,819            $13,389            --               --

AXA Premier VIP Technology(s)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  9.36             --                 --            --             4.46%
         Highest contract charge 1.70% Class B (j)     $  9.02             --                 --            --             3.20%
         All contract charges                               --          5,125            $46,563          1.09%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  8.96             --                 --            --            56.92%
         Highest contract charge 1.70% Class B (j)     $  8.74             --                 --            --            54.96%
         All contract charges                               --          1,064            $ 9,352          4.93%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  5.71             --                 --            --          (44.02)%
         Highest contract charge 1.70% Class B (j)     $  5.64             --                 --            --          (44.65)%
         All contract charges                               --            344            $ 1,941            --               --

                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------  -------------------  ------------ ---------------- ------------
EQ/Alliance Common Stock
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 257.37           407          $104,744          0.97%          13.09%
  2003   1.15% Class A                                  $ 227.59           498          $113,310          1.34%          48.21%
  2002   1.15% Class A                                  $ 153.56           560          $ 85,993          0.05%         (33.94)%
  2001   1.15% Class A                                  $ 232.44           748          $173,865          2.20%         (11.55)%
  2000   1.15% Class A                                  $ 262.80           893          $234,680          0.49%         (15.01)%

EQ/Alliance Common Stock
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 304.68            --                --            --            13.55%
         Highest contract charges 1.70% Class B (h)     $ 214.55            --                --            --            12.18%
         All contract charges                                 --         2,356          $558,043          0.97%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 268.33            --                --            --            48.81%
         Highest contract charges 1.70% Class B (h)     $ 191.26            --                --            --            47.02%
         All contract charges                                 --         2,585          $543,840          1.34%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 180.32            --                --            --          (33.67)%
         Highest contract charges 1.70% Class B (h)     $ 130.09            --                --            --          (34.48)%
         All contract charges                                 --         2,775          $395,966          0.05%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 271.84            --                --            --           (9.43)%
         Highest contract charges 1.70% Class B (h)     $ 198.52            --                --            --           (5.22)%
         All contract charges                                 --         3,282          $714,043          2.20%             --
  2000   Lowest contract charges 1.15% Class B          $ 260.00            --                --            --          (15.40)%
         Highest contract charges 1.60% Class B         $ 232.08            --                --            --          (15.61)%
         All contract charges                                 --         3,290          $818,625          0.49%              --

EQ/Alliance Growth and Income
         Unit Value 1.15%*
  2004   1.15% Class A                                  $  29.50         1,692          $ 49,898          1.40%           11.38%
  2003   1.15% Class A                                  $  26.48         2,039          $ 54,010          1.08%           29.23%
  2002   1.15% Class A                                  $  20.49         2,361          $ 48,377          1.16%         (21.98)%
  2001   1.15% Class A                                  $  26.26         2,922          $ 76,732          0.84%          (2.45)%
  2000   1.15% Class A                                  $  26.92         3,126          $ 84,152          0.80%            7.72%

EQ/Alliance Growth and Income
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  31.15            --                --            --            11.83%
         Highest contract charges 1.70% Class B (h)     $  27.18            --                --            --            10.48%
         All contract charges                                 --        14,430          $404,887          1.40%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  27.85            --                --            --            29.80%
         Highest contract charges 1.70% Class B (h)     $  24.60            --                --            --            28.18%
         All contract charges                                 --        16,140          $408,824          1.08%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  21.46            --                --            --          (21.68)%
         Highest contract charges 1.70% Class B (h)     $  19.19            --                --            --          (22.60)%
         All contract charges                                 --        17,883          $352,335          1.16%              --
  2001   Lowest contract charges 0.50% Class B (e)      $  27.40            --                --            --             0.51%
         Highest contract charges 1.70% Class B (h)     $  24.79            --                --            --           (4.17)$
         All contract charges                                 --        18,876          $479,870          0.84%              --
  2000   Lowest contract charges 1.15% Class B          $  26.67            --                --            --             7.45%
         Highest contract charges 1.60% Class B         $  25.80            --                --            --             6.92%
         All contract charges                                 --        14,497          $381,166          0.80%              --

                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ----------- --------------------- ------------ ---------------- -------------
EQ/Alliance Intermediate Government Securities
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 19.55             354          $  6,917          2.75%           1.02%
  2003   1.15% Class A                                  $ 19.35             460          $  8,893          3.27%           1.20%
  2002   1.15% Class A                                  $ 19.12           1,043          $ 19,942          5.01%           7.66%
  2001   1.15% Class A                                  $ 17.76             641          $ 11,384          5.10%           6.86%
  2000   1.15% Class A                                  $ 16.62             360          $  5,983          6.25%           7.92%

EQ/Alliance Intermediate Government Securities
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 20.98              --                --            --            1.43%
         Highest contract charges 1.70% Class B (h)     $ 17.76              --                --            --            0.21%
         All contract charges                                --           8,965          $164,292          2.75%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 20.69              --                --            --            1.61%
         Highest contract charges 1.70% Class B (h)     $ 17.72              --                --            --            0.41%
         All contract charges                                --          11,443          $208,796          3.27%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 20.36              --                --            --            8.06%
         Highest contract charges 1.70% Class B (h)     $ 17.65              --                --            --            6.71%
         All contract charges                                --          15,412          $279,403          5.01%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 18.84              --                --            --            6.58%
         Highest contract charges 1.70% Class B (h)     $ 16.54              --                --            --            1.56%
         All contract charges                                --           9,927          $168,636          5.10%             --
  2000   Lowest contract charges 1.15% Class B          $ 16.46              --                --            --            7.58%
         Highest contract charges 1.60% Class B         $ 15.75              --                --            --            7.14%
         All contract charges                                --           3,823          $ 61,666          6.25%             --

EQ/Alliance International (n) (q)
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 13.84           1,509          $ 20,882          1.85%          17.11%
  2003   1.15% Class A                                  $ 11.82           1,843          $ 21,775          1.80%          33.86%
  2002   1.15% Class A                                  $  8.83           1,978          $ 17,465            --         (10.90)%
  2001   1.15% Class A                                  $  9.91             816          $  8,087          1.65%        (23.76)%
  2000   1.15% Class A                                  $ 13.00             941          $ 12,233          0.44%        (23.89)%

EQ/Alliance International (n) (q)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 14.45              --                --            --           17.58%
         Highest contract charges 1.70% Class B (h)     $ 12.84              --                --            --           16.17%
         All contract charges                                --          10,920          $143,903          1.85%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 12.29              --                --            --           34.47%
         Highest contract charges 1.70% Class B (h)     $ 11.05              --                --            --           32.81%
         All contract charges                                --          11,827          $133,838          1.80%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  9.14              --                --            --         (10.57)%
         Highest contract charges 1.70% Class B (h)     $  8.32              --                --            --         (11.59)%
         All contract charges                                --          11,380          $ 96,673            --              --
  2001   Lowest contract charges 0.50% Class B (e)      $ 10.22              --                --            --         (22.79)%
         Highest contract charges 1.70% Class B (h)     $  9.41              --                --            --          (4.18)%
         All contract charges                                --           2,236          $ 21,452          1.65%             --
  2000   Lowest contract charges 1.15% Class B          $ 12.89              --                --            --         (24.04)%
         Highest contract charges 1.60% Class B         $ 12.56              --                --            --         (24.38)%
         All contract charges                                --           1,968          $ 25,029          0.44%             --

                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                    Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ----------- --------------------- ------------ ---------------- -------------
EQ/Alliance Premier Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  6.60             --                --            --             7.84%
         Highest contract charges 1.70% Class B (h)     $  6.16             --                --            --             6.54%
         All contract charges                                --         16,193          $101,176            --               --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  6.12             --                --            --            22.65%
         Highest contract charges 1.70% Class B (h)     $  5.78             --                --            --            21.19%
         All contract charges                                --         19,266          $112,705            --               --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  4.99             --                --            --          (31.55)%
         Highest contract charges 1.70% Class B (h)     $  4.77             --                --            --          (32.35)%
         All contract charges                                --         21,871          $105,934            --               --
  2001   Lowest contract charges 0.50% Class B (e)      $  7.29             --                --            --          (20.70)%
         Highest contract charges 1.70% Class B (h)     $  7.05             --                --            --           (7.60)%
         All contract charges                                --         26,235          $186,351          0.01%              --
  2000   Lowest contract charges 1.15% Class B          $  9.53             --                --            --          (19.31)%
         Highest contract charges 1.60% Class B         $  9.45             --                --            --          (19.71)%
         All contract charges                                --         23,442          $222,289          0.78%              --

EQ/Alliance Quality Bond
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 17.51             --                --            --             3.23%
         Highest contract charges 1.70% Class B (j)     $ 15.27             --                --            --             1.98%
         All contract charges                                --          1,526          $ 24,056          4.05%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 16.96             --                --            --             3.03%
         Highest contract charges 1.70% Class B (j)     $ 14.97             --                --            --             1.77%
         All contract charges                                --          1,523          $ 23,461          2.77%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 16.46             --                --            --             5.92%
         Highest contract charges 1.70% Class B (j)     $ 14.71             --                --            --             4.70%
         All contract charges                                --          1,469          $ 22,156          7.12%              --

EQ/Alliance Small Cap Growth (m)
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 15.89            358          $  5,682            --            12.96%
  2003   1.15% Class A                                  $ 14.06            402          $  5,658            --            39.62%
  2002   1.15% Class A                                  $ 10.07            428          $  4,310            --          (30.88)%
  2001   1.15% Class A                                  $ 14.57            497          $  7,241          1.13%         (14.04)%
  2000   1.15% Class A                                  $ 16.95            487          $  8,255            --            12.70%

EQ/Alliance Small Cap Growth (m)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 16.41             --                --            --            13.41%
         Highest contract charges 1.70% Class B (h)     $ 14.95             --                --            --            12.05%
         All contract charges                                --          7,402          $112,923            --               --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 14.47             --                --            --            40.21%
         Highest contract charges 1.70% Class B (h)     $ 13.34             --                --            --            38.54%
         All contract charges                                --          8,248          $112,020            --               --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.32             --                --            --          (30.55)%
         Highest contract charges 1.70% Class B (h)     $  9.63             --                --            --          (31.42)%
         All contract charges                                --          8,515          $ 83,261            --               --

                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment        Total
                                                      Fair value   Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------  -------------------  -----------  ---------------- -------------
EQ/Alliance Small Cap Growth (m) (Continued)
  2001   Lowest contract charges 0.50% Class B (e)      $ 14.86             --                --            --           (6.61)%
         Highest contract charges 1.70% Class B (h)     $ 14.04             --                --            --           (1.81)%
         All contract charges                                --          7,897          $112,407          1.13%              --
  2000   Lowest contract charges 1.15% Class B          $ 16.81             --                --            --            12.37%
         Highest contract charges 1.60% Class B         $ 16.53             --                --            --            11.84%
         All contract charges                                --          5,684          $ 94,861            --               --

EQ/Bernstein Diversified Value (g)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 15.30             --                --            --            12.88%
         Highest contract charges 1.70% Class B (h)     $ 14.06             --                --            --            11.52%
         All contract charges                                --         11,146          $159,958          1.99%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 13.56             --                --            --            28.17%
         Highest contract charges 1.70% Class B (h)     $ 12.60             --                --            --            26.51%
         All contract charges                                --         11,483          $147,389          1.34%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.58             --                --            --          (14.05)%
         Highest contract charges 1.70% Class B (h)     $  9.96             --                --            --          (15.09)%
         All contract charges                                --         11,295          $114,230          1.40%              --
  2001   Lowest contract charges 0.50% Class B (e)      $ 12.31             --                --            --           (1.89)%
         Highest contract charges 1.70% Class B (h)     $ 11.73             --                --            --           (1.18)%
         All contract charges                                --          8,329          $ 99,123          1.45%              --

EQ/Calvert Socially Responsible
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $  8.50             --                --            --             3.07%
         Highest contract charges 1.70% Class B (i)     $  7.96             --                --            --             1.83%
         All contract charges                                --            116          $    939            --               --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $  8.25             --                --            --            27.31%
         Highest contract charges 1.70% Class B (i)     $  7.82             --                --            --            25.72%
         All contract charges                                --            113          $    897            --               --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $  6.48             --                --            --          (26.78)%
         Highest contract charges 1.70% Class B (i)     $  6.22             --                --            --          (27.68)%
         All contract charges                                --            105          $    655            --               --
  2001   Lowest contract charges 0.50% Class B (i)      $  8.85             --                --            --             2.89%
         Highest contract charges 1.70% Class B (i)     $  8.60             --                --            --             2.48%
         All contract charges                                --             19          $    165            --               --

EQ/Capital Guardian Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 12.75             --                --            --             5.01%
         Highest contract charges 1.70% Class B (j)     $ 11.62             --                --            --             3.74%
         All contract charges                                --             89          $  1,059          0.48%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 12.14             --                --            --            23.38%
         Highest contract charges 1.70% Class B (j)     $ 11.20             --                --            --            21.87%
         All contract charges                                --            117          $  1,335          0.16%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $  9.84             --                --            --          (25.85)%
         Highest contract charges 1.70% Class B (j)     $  9.19             --                --            --          (26.66)%
         All contract charges                                --             52          $    489          0.28%              --

                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ----------- --------------------- ------------ ---------------- -------------
EQ/Capital Guardian International
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 11.22            --                 --            --            13.04%
         Highest contract charges 1.70% Class B (j)     $ 10.47            --                 --            --            11.68%
         All contract charges                                --         1,331            $14,271          1.70%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $  9.92            --                 --            --            31.91%
         Highest contract charges 1.70% Class B (j)     $  9.38            --                 --            --            30.46%
         All contract charges                                --           807            $ 7,656          1.58%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $  7.52            --                 --            --          (14.55)%
         Highest contract charges 1.70% Class B (j)     $  7.19            --                 --            --          (15.61)%
         All contract charges                                --           348            $ 2,524          2.20%             --

EQ/Capital Guardian Research (p)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 11.87            --                 --            --            10.35%
         Highest contract charges 1.70% Class B (h)     $ 11.08            --                 --            --             9.02%
         All contract charges                                --         6,765            $76,328          0.61%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.76            --                 --            --            30.90%
         Highest contract charges 1.70% Class B (h)     $ 10.16            --                 --            --            29.26%
         All contract charges                                --         7,243            $74,735          0.42%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  8.22            --                 --            --          (25.07)%
         Highest contract charges 1.70% Class B (h)     $  7.86            --                 --            --          (25.99)%
         All contract charges                                --         7,687            $61,160          0.50%              --
  2001   Lowest contract charges 0.50% Class B (e)      $ 10.97            --                 --            --             0.28%
         Highest contract charges 1.70% Class B (h)     $ 10.62            --                 --            --           (0.52)%
         All contract charges                                --           761            $ 8,134          0.24%              --
  2000   Lowest contract charges 1.15% Class B          $ 11.13            --                 --            --             4.70%
         Highest contract charges 1.60% Class B         $ 11.04            --                 --            --             4.15%
         All contract charges                                --           453            $ 5,016          1.01%              --

EQ/Capital Guardian U.S. Equity (l)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 11.65            --                 --            --             8.78%
         Highest contract charges 1.70% Class B (h)     $ 10.87            --                 --            --             7.47%
         All contract charges                                --         4,000            $44,150          0.48%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.71            --                 --            --            35.73%
         Highest contract charges 1.70% Class B (h)     $ 10.12            --                 --            --            34.02%
         All contract charges                                --         3,767            $38,585          0.32%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  7.89            --                 --            --          (24.06)%
         Highest contract charges 1.70% Class B (h)     $  7.55            --                 --            --          (24.96)%
         All contract charges                                --         2,882            $21,951          0.51%              --
  2001   Lowest contract charges 0.50% Class B (e)      $ 10.39            --                 --            --             0.29%
         Highest contract charges 1.70% Class B (h)     $ 10.06            --                 --            --           (1.08)%
         All contract charges                                --         1,152            $11,661          0.36%              --
  2000   Lowest contract charges 1.15% Class B          $ 10.54            --                 --            --             2.43%
         Highest contract charges 1.60% Class B         $ 10.46            --                 --            --             1.95%
         All contract charges                                --           602            $ 6,313          1.89%              --

                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair value   Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------  --------------------  -----------  --------------- ------------
EQ/Emerging Markets Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 11.34             --                 --            --           23.06%
         Highest contract charges 1.70% Class B (h)     $ 10.37             --                 --            --           21.58%
         All contract charges                                --          5,252           $ 55,642          0.66%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  9.21             --                 --            --           55.05%
         Highest contract charges 1.70% Class B (h)     $  8.53             --                 --            --           53.42%
         All contract charges                                --          5,023           $ 43,647          0.80%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  5.94             --                 --            --          (6.31)%
         Highest contract charges 1.70% Class B (h)     $  5.56             --                 --            --          (7.65)%
         All contract charges                                --          5,016           $ 28,360            --              --
  2001   Lowest contract charges 0.50% Class B (e)      $  6.34             --                 --            --          (4.62)%
         Highest contract charges 1.70% Class B (h)     $  6.02             --                 --            --          (6.50)%
         All contract charges                                --          4,414           $ 26,903            --              --
  2000   Lowest contract charges 1.15% Class B          $  6.57             --                 --            --         (40.76)%
         Highest contract charges 1.60% Class B         $  6.47             --                 --            --         (41.02)%
         All contract charges                                --          4,227           $ 27,574          8.29%             --

EQ/Enterprise Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $ 19.57             --                 --            --           12.32%
         Highest contract charges 1.70% Class B (t)     $ 16.03             --                 --            --           12.07%
         All contract charges                                --             21           $    359            --              --

EQ/Enterprise Equity Income
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $  5.96             --                 --            --            9.05%
         Highest contract charges 1.70% Class B (t)     $  5.54             --                 --            --            8.80%
         All contract charges                                --            266           $  1,503          3.48%             --

EQ/Enterprise Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $  4.67             --                 --            --            7.93%
         Highest contract charges 1.70% Class B (t)     $  4.34             --                 --            --            7.69%
         All contract charges                                --             11           $     48          0.51%             --

EQ/Enterprise Growth and Income
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $  5.44             --                 --            --           11.67%
         Highest contract charges 1.70% Class B (t)     $  5.05             --                 --            --           11.43%
         All contract charges                                --             20           $    106          4.29%             --

EQ/Enterprise Small Company Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $  8.04             --                 --            --           14.09%
         Highest contract charges 1.70% Class B (t)     $  7.46             --                 --            --           13.83%
         All contract charges                                --            123           $    937            --              --

EQ/Enterprise Small Company Value
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $ 26.24             --                 --            --           13.51%
         Highest contract charges 1.70% Class B (t)     $ 21.50             --                 --            --           13.26%
         All contract charges                                --            102           $  2,292          9.32%             --

EQ/Equity 500 Index (d)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 28.13             --                 --            --            9.68%
         Highest contract charges 1.70% Class B (h)     $ 24.66             --                 --            --            8.36%
         All contract charges                                --          6,511           $165,823          1.38%             --

                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------  -------------------- ------------ ---------------- -------------
EQ/Equity 500 Index (d) (Continued)
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 25.65             --                 --            --           27.21%
         Highest contract charges 1.70% Class B (h)     $ 22.76             --                 --            --           25.68%
         All contract charges                                --          7,083           $166,206          1.27%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 20.16             --                 --            --         (22.79)%
         Highest contract charges 1.70% Class B (h)     $ 18.11             --                 --            --         (23.72)%
         All contract charges                                --          7,353           $136,951          0.91%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 26.11             --                 --            --         (10.08)%
         Highest contract charges 1.70% Class B (h)     $ 23.74             --                 --            --          (3.86)%
         All contract charges                                --          7,629           $185,741          0.83%             --
  2000   Lowest contract charges 1.15% Class B          $ 28.57             --                 --            --         (10.83)%
         Highest contract charges 1.60% Class B         $ 27.69             --                 --            --         (11.24)%
         All contract charges                                --          7,284           $205,209          1.93%             --

EQ/Evergreen Omega
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  8.77             --                 --            --            6.51%
         Highest contract charges 1.70% Class B (h)     $  8.15             --                 --            --            5.22%
         All contract charges                                --          1,548           $ 12,815          0.31%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  8.23             --                 --            --           37.40%
         Highest contract charges 1.70% Class B (h)     $  7.75             --                 --            --           35.94%
         All contract charges                                --          1,184           $  9,300            --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  5.99             --                 --            --         (24.37)%
         Highest contract charges 1.70% Class B (h)     $  5.70             --                 --            --         (25.40)%
         All contract charges                                --            834           $  4,799            --              --
  2001   Lowest contract charges 0.50% Class B (e)      $  7.92             --                 --            --         (14.95)%
         Highest contract charges 1.70% Class B (h)     $  7.64             --                 --            --          (3.10)%
         All contract charges                                --            537           $  4,131          0.01%             --
  2000   Lowest contract charges 1.15% Class B          $  9.47             --                 --            --         (12.64)%
         Highest contract charges 1.60% Class B         $  9.38             --                 --            --         (13.15)%
         All contract charges                                --            279           $  2,631          0.28%             --

EQ/FI Mid Cap
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 11.56             --                 --            --           15.45%
         Highest contract charges 1.70% Class B (h)     $ 10.97             --                 --            --           14.06%
         All contract charges                                --          7,409           $ 82,301          6.20%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.01             --                 --            --           42.80%
         Highest contract charges 1.70% Class B (h)     $  9.62             --                 --            --           41.26%
         All contract charges                                --          7,550           $ 73,326            --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  7.01             --                 --            --         (18.87)%
         Highest contract charges 1.70% Class B (h)     $  6.81             --                 --            --         (19.89)%
         All contract charges                                --          6,335           $ 43,450          0.02%             --
  2001   Lowest contract charges 0.50% Class B (e)      $  8.64             --                 --            --         (10.50)%
         Highest contract charges 1.70% Class B (h)     $  8.50             --                 --            --          (3.69)%
         All contract charges                                --          3,310           $ 28,214          0.19%             --
  2000   Lowest contract charges 1.15% Class B          $ 10.00             --                 --            --            0.05%
         Highest contract charges 1.60% Class B (c)     $  9.99             --                 --            --          (0.10)%
         All contract charges                                --            309           $  3,088          0.45%             --

                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair value   Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ------------  -------------------  -----------  ---------------  ------------
EQ/FI Small/Mid Cap Value
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 15.38              --                  --          --           17.26%
         Highest contract charges 1.70% Class B (h)     $ 14.02              --                  --          --           15.84%
         All contract charges                                --          11,078            $158,871        9.30%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 13.12              --                  --          --           32.65%
         Highest contract charges 1.70% Class B (h)     $ 12.10              --                  --          --           30.94%
         All contract charges                                --          12,192            $150,515        0.37%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  9.89              --                  --          --         (15.18)%
         Highest contract charges 1.70% Class B (h)     $  9.24              --                  --          --         (16.15)%
         All contract charges                                --          12,999            $122,134        0.57%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 11.66              --                  --          --            6.89%
         Highest contract charges 1.70% Class B (h)     $ 11.02              --                  --          --          (2.28)%
         All contract charges                                --           8,376            $ 93,606        0.80%             --
  2000   Lowest contract charges 1.15% Class B          $ 11.00              --                  --          --            3.97%
         Highest contract charges 1.60% Class B         $ 10.82              --                  --          --            3.52%
         All contract charges                                --           2,995            $ 32,832        0.95%             --

EQ/J.P. Morgan Core Bond
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 14.70              --                  --          --            3.58%
         Highest contract charges 1.70% Class B (j)     $ 13.50              --                  --          --            2.33%
         All contract charges                                --           3,575            $ 49,206        4.28%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 14.19              --                  --          --            2.84%
         Highest contract charges 1.70% Class B (j)     $ 13.20              --                  --          --            1.62%
         All contract charges                                --           3,606            $ 48,363        3.08%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 13.80              --                  --          --            7.56%
         Highest contract charges 1.70% Class B (j)     $ 12.99              --                  --          --            6.30%
         All contract charges                                --           3,470            $ 45,666        9.56%             --

EQ/Janus Large Cap Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  6.25              --                  --          --           11.59%
         Highest contract charges 1.70% Class B (h)     $  5.93              --                  --          --           10.24%
         All contract charges                                --           3,682            $ 22,024        0.24%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  5.60              --                  --          --           25.28%
         Highest contract charges 1.70% Class B (h)     $  5.38              --                  --          --           23.70%
         All contract charges                                --           4,238            $ 22,937          --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  4.47              --                  --          --         (30.70)%
         Highest contract charges 1.70% Class B (h)     $  4.35              --                  --          --         (31.50)%
         All contract charges                                --           4,684            $ 20,463          --              --
  2001   Lowest contract charges 0.50% Class B (e)      $  6.45              --                  --          --         (20.01)%
         Highest contract charges 1.70% Class B (h)     $  6.35              --                  --          --          (5.45)%
         All contract charges                                --           3,726            $ 23,722        0.01%             --
  2000   Lowest contract charges 1.15% Class B (c)      $  8.40              --                  --          --         (16.00)%
         Highest contract charges 1.60% Class B (c)     $  8.39              --                  --          --         (16.13)%
         All contract charges                                --             813            $  6,822        0.29%             --

                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value   Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------  --------------------  -----------  ---------------  ------------
EQ/JP Morgan Value Opportunities
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 14.10             --                  --           --           10.33%
         Highest contract charges 1.70% Class B (j)     $ 12.84             --                  --           --            9.00%
         All contract charges                                --          3,179            $ 41,949         1.24%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 12.78             --                  --           --           26.16%
         Highest contract charges 1.70% Class B (j)     $ 11.78             --                  --           --           24.66%
         All contract charges                                --          3,611            $ 43,576         1.33%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.13             --                  --           --         (19.41)%
         Highest contract charges 1.70% Class B (h)     $  9.45             --                  --           --         (20.46)%
         All contract charges                                --          3,936            $ 37,988         1.31%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 12.57             --                  --           --          (5.97)%
         Highest contract charges 1.70% Class B (h)     $ 11.88             --                  --           --          (4.52)%
         All contract charges                                --          4,173            $ 50,494         0.93%             --
  2000   Lowest contract charges 1.15% Class B          $ 13.24             --                  --           --            5.58%
         Highest contract charges 1.60% Class B         $ 13.02             --                  --           --            5.08%
         All contract charges                                --          3,941            $ 51,930         0.96%             --

EQ/Lazard Small Cap Value
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 17.65             --                  --           --           16.52%
         Highest contract charges 1.70% Class B (j)     $ 16.22             --                  --           --           15.12%
         All contract charges                                --          2,865            $ 47,417        11.17%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 15.15             --                  --           --           36.75%
         Highest contract charges 1.70% Class B (j)     $ 14.09             --                  --           --           35.07%
         All contract charges                                --          2,435            $ 34,939         1.25%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 11.08             --                  --           --         (14.04)%
         Highest contract charges 1.70% Class B (j)     $ 10.43             --                  --           --         (15.00)%
         All contract charges                                --          1,821            $ 19,297         0.98%             --

EQ/Marsico Focus
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $ 14.36             --                  --           --            9.96%
         Highest contract charges 1.70% Class B (i)     $ 13.79             --                  --           --            8.63%
         All contract charges                                --          4,111            $ 57,243           --              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $ 13.06             --                  --           --           30.45%
         Highest contract charges 1.70% Class B (i)     $ 12.69             --                  --           --           28.83%
         All contract charges                                --          4,335            $ 55,413           --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $ 10.01             --                  --           --         (11.96)%
         Highest contract charges 1.70% Class B (i)     $  9.85             --                  --           --         (13.06)%
         All contract charges                                --          2,259            $ 22,327         0.07%             --
  2001   Lowest contract charges 0.50% Class B (i)      $ 11.37             --                  --           --           13.37%
         Highest contract charges 1.70% Class B (i)     $ 11.33             --                  --           --           12.98%
         All contract charges                                --            100            $  1,134           --              --

EQ/Mercury Basic Value Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 21.32             --                  --           --           10.02%
         Highest contract charges 1.70% Class B (h)     $ 19.43             --                  --           --            8.69%
         All contract charges                                --          9,215            $183,445         4.97%             --

                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair value    Outstanding (000's)    (000's)     Income ratio**    Return***
                                                      ------------  -------------------  -----------   ---------------   -----------
EQ/Mercury Basic Value Equity (Continued)
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 19.38              --                 --            --           30.58%
         Highest contract charges 1.70% Class B (h)     $ 17.87              --                 --            --           28.95%
         All contract charges                                --           9,649           $176,210          0.52%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 14.84              --                 --            --         (17.09)%
         Highest contract charges 1.70% Class B (h)     $ 13.86              --                 --            --         (18.08)%
         All contract charges                                --          10,203           $143,976          1.11%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 17.90              --                 --            --            6.06%
         Highest contract charges 1.70% Class B (h)     $ 16.92              --                 --            --            1.74%
         All contract charges                                --           9,018           $154,914          3.75%             --
  2000   Lowest contract charges 1.15% Class B          $ 16.64              --                 --            --           10.49%
         Highest contract charges 1.60% Class B         $ 16.37              --                 --            --           10.01%
         All contract charges                                --           5,957           $ 98,545          5.49%             --

EQ/Mercury International Value (k)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 18.04              --                 --            --           21.04%
         Highest contract charges 1.70% Class B (j)     $ 16.44              --                 --            --           19.58%
         All contract charges                                --           3,618           $ 60,866          1.58%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 14.90              --                 --            --           27.35%
         Highest contract charges 1.70% Class B (j)     $ 13.75              --                 --            --           25.92%
         All contract charges                                --           3,627           $ 50,907          2.27%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 11.70              --                 --            --         (15.83)%
         Highest contract charges 1.70% Class B (j)     $ 10.92              --                 --            --         (16.83)%
         All contract charges                                --           3,783           $ 42,071          0.97%             --

EQ/MFS Emerging Growth Companies
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 14.09              --                 --            --           12.06%
         Highest contract charges 1.70% Class B (h)     $ 12.84              --                 --            --           10.71%
         All contract charges                                --           8,819           $116,063            --              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 12.58              --                 --            --           28.76%
         Highest contract charges 1.70% Class B (h)     $ 11.60              --                 --            --           27.17%
         All contract charges                                --          10,270           $121,717            --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  9.77              --                 --            --         (34.70)%
         Highest contract charges 1.70% Class B (h)     $  9.12              --                 --            --         (35.46)%
         All contract charges                                --          11,520           $107,073            --              --
  2001   Lowest contract charges 0.50% Class B (e)      $ 14.96              --                 --            --         (31.09)%
         Highest contract charges 1.70% Class B (h)     $ 14.13              --                 --            --          (4.17)%
         All contract charges                                --          14,562           $209,039          0.02%             --
  2000   Lowest contract charges 1.15% Class B          $ 22.25              --                 --            --         (19.79)%
         Highest contract charges 1.60% Class B         $ 21.88              --                 --            --         (20.15)%
         All contract charges                                --          15,137           $334,370          2.00%             --

EQ/MFS Investors Trust
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  9.45              --                 --            --           10.84%
         Highest contract charges 1.70% Class B (h)     $  8.79              --                 --            --            9.51%
         All contract charges                                --           1,772           $ 15,816          0.55%             --

                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value   Outstanding (000's)    (000's)    Income ratio**    Return***
                                                      ------------  -------------------  ----------   --------------   ------------
EQ/MFS Investors Trust (Continued)
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  8.53             --                  --           --           21.51%
         Highest contract charges 1.70% Class B (h)     $  8.03             --                  --           --           20.03%
         All contract charges                                --          1,959            $ 15,936         0.61%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  7.02             --                  --           --         (21.48)%
         Highest contract charges 1.70% Class B (h)     $  6.69             --                  --           --         (22.39)%
         All contract charges                                --          2,068            $ 13,976         0.52%             --
  2001   Lowest contract charges 0.50% Class B (e)      $  8.94             --                  --           --         (14.02)%
         Highest contract charges 1.70% Class B (h)     $  8.62             --                  --           --          (3.66)%
         All contract charges                                --          2,161            $ 18,760         0.42%             --
  2000   Lowest contract charges 1.15% Class B          $ 10.55             --                  --           --          (1.86)%
         Highest contract charges 1.60% Class B         $ 10.45             --                  --           --          (2.34)%
         All contract charges                                --          1,746            $ 18,320         0.45%             --

EQ/Money Market
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 30.08            344            $ 10,358         0.79%         (0.13)%
  2003   1.15% Class A                                  $ 30.12            444            $ 13,368         0.56%         (0.34)%
  2002   1.15% Class A                                  $ 30.22            863            $ 26,080         1.15%           0.33%
  2001   1.15% Class A                                  $ 30.12            954            $ 28,734         3.96%           2.66%
  2000   1.15% Class A                                  $ 29.34            817            $ 23,971         5.16%           5.01%

EQ/Money Market
  2004   Unit Value 0.00% to 1.70%*
         Lowest contract charges 0.00% Class B (e)      $ 38.75             --                  --           --            0.78%
         Highest contract charges 1.70% Class B (h)     $ 25.92             --                  --           --          (0.94)%
         All contract charges                                --          4,624            $127,203         0.79%             --
  2003   Unit Value 0.00% to 1.70%*
         Lowest contract charges 0.00% Class B (e)      $ 38.46             --                  --           --            0.56%
         Highest contract charges 1.70% Class B (h)     $ 26.17             --                  --           --          (1.14)%
         All contract charges                                --          5,810            $160,985         0.56%             --
  2002   Unit Value 0.00% to 1.70%*
         Lowest contract charges 0.00% Class B (e)      $ 38.24             --                  --           --            1.24%
         Highest contract charges 1.70% Class B (h)     $ 26.47             --                  --           --          (0.48)%
         All contract charges                                --          8,542            $238,649         1.15%             --
  2001   Lowest contract charges 0.00% Class B (e)      $ 37.77             --                  --           --            3.56%
         Highest contract charges 1.70% Class B (h)     $ 26.60             --                  --           --            0.21%
         All contract charges                                --          9,646            $269,409         3.96%             --
  2000   Lowest contract charges 0.00% Class B          $ 36.47             --                  --           --            5.99%
         Highest contract charges 1.60% Class B         $ 26.65             --                  --           --            4.31%
         All contract charges                                --          5,287            $146,877         5.16%             --

EQ/Small Company Index                                                                                               --
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 15.24             --                  --           --           17.08%
         Highest contract charges 1.70% Class B (h)     $ 14.00             --                  --           --           15.67%
         All contract charges                                --          2,744            $ 39,236         3.93%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 13.02             --                  --           --           45.15%
         Highest contract charges 1.70% Class B (h)     $ 12.10             --                  --           --           43.36%
         All contract charges                                --             --            $ 32,226         0.31%             --
  2002   Unit Value 0.50% to 1.70%*                                      2,615
         Lowest contract charges 0.50% Class B (e)      $  8.97             --                  --           --          (21.32)%
         Highest contract charges 1.70% Class B (h)     $  8.44             --                  --           --          (22.29)%
         All contract charges                                --          2,065            $ 17,685         0.55%             --

                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Concluded)

December 31, 2004


7. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value   Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------   -------------------  -----------   --------------   ----------
EQ/Small Company Index (Continued)
  2001   Lowest contract charges 0.50% Class B (e)      $ 11.40             --                 --            --           6.23%
         Highest contract charges 1.70% Class B (h)     $ 10.86             --                 --            --           1.92%
         All contract charges                                --          1,820            $20,008          0.62%            --
  2000   Lowest contract charges 1.15% Class B          $ 11.01             --                 --            --         (4.43)%
         Highest contract charges 1.60% Class B         $ 10.86             --                 --            --         (4.94)%
         All contract charges                                --          1,511            $16,535          7.39%            --

(a) Units were made available for sale on March 1, 2000.
(b) Units were made available for sale on May 2, 2000.
(c) Units were made available for sale on September 5, 2000.
(d) A substitution of BT Equity 500 Index Portfolio for EQ/Equity 500 Index occurred on October 6, 2000.
(e) Units were made available for sale on January 2, 2001.
(f) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for AXA Moderate Allocation occurred on May 18, 2001. Units in AXA Moderate Allocation were made available for sale on May 18, 2001.
(g) A substitution of T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001. Units in EQ/Bernstein Diversified Value were made available for sale on May 18, 2001.
(h) Units were made available for sale on August 13, 2001.
(i) Units were made available for sale on September 4, 2001.
(j) Units were made available on January 14, 2002.
(k) A substitution of EQ/T. Rowe Price International Stock Portfolio for EQ/Mercury International Value Portfolio occurred on April 26, 2002.
(l) A substitution of EQ/AXP New Dimensions Portfolio for EQ/Capital Guardian U.S. Equity Portfolio occurred on July 12, 2002.
(m) A substitution of EQ/AXP Strategy Aggressive Portfolio for EQ/Alliance Small Cap Growth Portfolio occurred on July 12, 2002.
(n) A substitution of EQ/Alliance Global Portfolio for EQ/Alliance International Portfolio occurred on November 22, 2002.
(o) A substitution of EQ/Alliance Growth Investors Portfolios for AXA Moderate Allocation Portfolio occurred on November 22, 2002.
(p) A substitution of EQ/MFS Research Portfolio for EQ/Capital Guardian Research Portfolio occurred on November 22, 2002.
(q) A substitution of EQ/International Equity Index Portfolio and EQ/Alliance Global Portfolio for EQ/Alliance International Portfolio occurred on May 2, 2003 (See Note 5).
(r) Units were made available for sale on February 13, 2004.
(s) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology Portfolio occurred on May 14, 2004 (See Note 5).
(t) Units were made available for sale on October 25, 2004.

* Expenses as a percentage of average net assets (0.00%, 0.50%, 1.15%, 1.35%, 1.55%, 1.60%, 1.70% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm.....................................................  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2004..................................................  FSA-3
   Statements of Operations for the Year Ended December 31, 2004............................................ FSA-25
   Statements of Changes in Net Assets for the Years Ended December 31, 2004 and 2003....................... FSA-33
   Notes to Financial Statements............................................................................ FSA-46


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm......................................................   F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2004 and 2003...................................................   F-2
   Consolidated Statements of Earnings, Years Ended December 31, 2004, 2003 and 2002.........................   F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive Income,
   Years Ended December 31, 2004, 2003 and 2002..............................................................   F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2004, 2003 and 2002.......................   F-5
   Notes to Consolidated Financial Statements................................................................   F-7

                                     FSA-1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49 at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2004 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                       AXA Aggressive  AXA Conservative    AXA Conservative-Plus
                                                         Allocation       Allocation             Allocation
                                                      --------------- ------------------  -----------------------
Assets:
Investment in shares of The Trusts, at fair value.     $227,358,135       $95,960,564           $198,875,704
Receivable for The Trusts shares sold ............               --                --                     --
Receivable for policy-related transactions .......        1,008,557           406,187                271,033
                                                       ------------       -----------           ------------
  Total assets ...................................      228,366,692        96,366,751            199,146,737
                                                       ------------       -----------           ------------
Liabilities:
Payable for The Trusts shares purchased ..........        1,008,557           406,187                271,033
Payable for policy-related transactions ..........               --                --                     --
                                                       ------------       -----------           ------------
  Total liabilities ..............................        1,008,557           406,187                271,033
                                                       ------------       -----------           ------------
Net Assets .......................................     $227,358,135       $95,960,564           $198,875,704
                                                       ============       ===========           ============
Accumulation Units ...............................     $227,193,989       $95,766,820           $198,701,080
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................          164,146           193,744                174,624
                                                       ------------       -----------           ------------
Total net assets .................................     $227,358,135       $95,960,564           $198,875,704
                                                       ============       ===========           ============
Investments in shares of The Trusts, at cost .....     $209,547,094       $94,613,830           $192,434,602
The Trusts shares held
 Class A .........................................            5,097             5,211                  5,197
 Class B .........................................       18,279,004         8,876,168             17,713,473


                                                       AXA Moderate    AXA Moderate-Plus     AXA Premier VIP
                                                        Allocation         Allocation       Aggressive Equity
                                                    ----------------- -------------------  ------------------
Assets:
Investment in shares of The Trusts, at fair value    $1,705,244,554       $955,535,662        $120,084,747
Receivable for The Trusts shares sold ............               --                 --               6,714
Receivable for policy-related transactions .......        4,483,894          4,092,915                  --
                                                     --------------       ------------        ------------
  Total assets ...................................    1,709,728,448        959,628,577         120,091,461
                                                     --------------       ------------        ------------
Liabilities:
Payable for The Trusts shares purchased ..........        4,483,894          4,092,915                  --
Payable for policy-related transactions ..........               --                 --               6,714
                                                     --------------       ------------        ------------
  Total liabilities ..............................        4,483,894          4,092,915               6,714
                                                     --------------       ------------        ------------
Net Assets .......................................   $1,705,244,554       $955,535,662        $120,084,747
                                                     ==============       ============        ============
Accumulation Units ...............................   $1,705,138,216       $955,400,109        $119,924,686
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................          106,338            135,553             160,061
                                                     --------------       ------------        ------------
Total net assets .................................   $1,705,244,554       $955,535,662        $120,084,747
                                                     ==============       ============        ============
Investments in shares of The Trusts, at cost .....   $1,587,900,596       $897,889,807        $125,388,384
The Trusts shares held
 Class A .........................................               --              5,148                  --
 Class B .........................................      110,538,672         77,987,932           4,820,243

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                         AXA Premier VIP  AXA Premier VIP   AXA Premier VIP       AXA Premier VIP
                                                            Core Bond       Health Care        High Yield      International Equity
                                                        ---------------- ----------------- -----------------  ----------------------
Assets:
Investment in shares of The Trusts, at fair value .....   $609,191,659      $196,522,651      $860,775,135         $242,580,713
Receivable for The Trusts shares sold .................             --                --                --                   --
Receivable for policy-related transactions ............        578,657            88,967           640,766            1,469,760
                                                          ------------      ------------      ------------         ------------
  Total assets ........................................    609,770,316       196,611,618       861,415,901          244,050,473
                                                          ------------      ------------      ------------         ------------
Liabilities:
Payable for The Trusts shares purchased ...............        578,657            88,967           640,766            1,469,760
Payable for policy-related transactions ...............             --                --                --                   --
                                                          ------------      ------------      ------------         ------------
  Total liabilities ...................................        578,657            88,967           640,766            1,469,760
                                                          ------------      ------------      ------------         ------------
Net Assets ............................................   $609,191,659      $196,522,651      $860,775,135         $242,580,713
                                                          ============      ============      ============         ============
Accumulation Units ....................................   $609,071,948      $196,381,326      $860,727,303         $242,451,811
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................        119,711           141,325            47,832              128,902
                                                          ------------      ------------      ------------         ------------
Total net assets ......................................   $609,191,659      $196,522,651      $860,775,135         $242,580,713
                                                          ============      ============      ============         ============
Investments in shares of The Trusts, at cost ..........   $611,320,274      $178,890,286      $870,139,074         $204,025,486
The Trusts shares held
 Class A ..............................................             --                --                --                   --
 Class B ..............................................     58,470,843        18,368,085       150,725,108           20,016,459


                                                             AXA Premier VIP       AXA Premier VIP      AXA Premier VIP
                                                          Large Cap Core Equity   Large Cap Growth      Large Cap Value
                                                         ----------------------- ------------------    -----------------
Assets:
Investment in shares of The Trusts, at fair value .....        $135,769,357         $275,274,718          $342,252,622
Receivable for The Trusts shares sold .................                  --                   --                    --
Receivable for policy-related transactions ............              32,581              827,996               411,186
                                                               ------------         ------------          ------------
  Total assets ........................................         135,801,938          276,102,714           342,663,808
                                                               ------------         ------------          ------------
Liabilities:
Payable for The Trusts shares purchased ...............              32,581              827,996               411,186
Payable for policy-related transactions ...............                  --                   --                    --
                                                               ------------         ------------          ------------
  Total liabilities ...................................              32,581              827,996               411,186
                                                               ------------         ------------          ------------
Net Assets ............................................        $135,769,357         $275,274,718          $342,252,622
                                                               ============         ============          ============
Accumulation Units ....................................        $135,571,171         $275,157,012          $342,105,113
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................             198,186              117,706               147,509
                                                               ------------         ------------          ------------
Total net assets ......................................        $135,769,357         $275,274,718          $342,252,622
                                                               ============         ============          ============
Investments in shares of The Trusts, at cost ..........        $117,937,845         $236,999,495          $299,696,292
The Trusts shares held
 Class A ..............................................                  --                   --                    --
 Class B ..............................................          13,084,743           28,720,271            31,145,050

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                            AXA Premier VIP       AXA Premier VIP     AXA Premier VIP
                                                         Small/Mid Cap Growth   Small/Mid Cap Value      Technology
                                                        ---------------------- --------------------- -----------------
Assets:
Investment in shares of The Trusts, at fair value .....      $346,611,734           $353,192,326        $228,760,941
Receivable for The Trusts shares sold .................            30,365                     --                  --
Receivable for policy-related transactions ............                --                 52,899              84,627
                                                             ------------           ------------        ------------
  Total assets ........................................       346,642,099            353,245,225         228,845,568
                                                             ------------           ------------        ------------
Liabilities:
Payable for The Trusts shares purchased ...............                --                 52,899              84,627
Payable for policy-related transactions ...............            30,365                     --                  --
                                                             ------------           ------------        ------------
  Total liabilities ...................................            30,365                 52,899              84,627
                                                             ------------           ------------        ------------
Net Assets ............................................      $346,611,734           $353,192,326        $228,760,941
                                                             ============           ============        ============
Accumulation Units ....................................      $346,527,771           $353,096,467        $228,436,422
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................            83,963                 95,859             324,519
                                                             ------------           ------------        ------------
Total net assets ......................................      $346,611,734           $353,192,326        $228,760,941
                                                             ============           ============        ============
Investments in shares of The Trusts, at cost ..........      $284,038,309           $294,993,304        $206,690,080
The Trusts shares held
 Class A ..............................................                --                     --                  --
 Class B ..............................................        36,283,178             31,010,189          24,878,614


                                                                                                EQ/Alliance
                                                                                                Intermediate
                                                           EQ/Alliance        EQ/Alliance        Government     EQ/Alliance
                                                           Common Stock    Growth and Income     Securities    International
                                                        ----------------- ------------------- --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value .....  $1,197,864,402       $651,517,765     $340,358,555    $371,494,005
Receivable for The Trusts shares sold .................              --                 --               --              --
Receivable for policy-related transactions ............         819,986            438,537           66,868       1,013,697
                                                         --------------       ------------     ------------    ------------
  Total assets ........................................   1,198,684,388        651,956,302      340,425,423     372,507,702
                                                         --------------       ------------     ------------    ------------
Liabilities:
Payable for The Trusts shares purchased ...............         805,197            438,537           66,868       1,013,697
Payable for policy-related transactions ...............              --                 --               --              --
                                                         --------------       ------------     ------------    ------------
  Total liabilities ...................................         805,197            438,537           66,868       1,013,697
                                                         --------------       ------------     ------------    ------------
Net Assets ............................................  $1,197,879,191       $651,517,765     $340,358,555    $371,494,005
                                                         ==============       ============     ============    ============
Accumulation Units ....................................  $1,197,776,660       $651,422,384     $340,095,830    $371,190,042
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................         102,531             95,381          262,725         303,963
                                                         --------------       ------------     ------------    ------------
Total net assets ......................................  $1,197,879,191       $651,517,765     $340,358,555    $371,494,005
                                                         ==============       ============     ============    ============
Investments in shares of The Trusts, at cost ..........  $1,218,588,050       $540,882,194     $352,080,216    $294,472,181
The Trusts shares held
 Class A ..............................................              --                 --               --              --
 Class B ..............................................      68,894,850         35,571,002       34,243,152      33,697,615

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                      EQ/Alliance     EQ/Alliance      EQ/Alliance
                                                    Premier Growth   Quality Bond   Small Cap Growth
                                                   ---------------- -------------- ------------------
Assets:
Investment in shares of The Trusts, at fair value    $350,565,529    $310,172,572     $401,230,277
Receivable for The Trusts shares sold ............         23,549              --          176,242
Receivable for policy-related transactions .......             --         305,764               --
                                                     ------------    ------------     ------------
  Total assets ...................................    350,589,078     310,478,336      401,406,519
                                                     ------------    ------------     ------------
Liabilities:
Payable for The Trusts shares purchased ..........             --         305,764               --
Payable for policy-related transactions ..........         23,549              --          176,242
                                                     ------------    ------------     ------------
  Total liabilities ..............................         23,549         305,764          176,242
                                                     ------------    ------------     ------------
Net Assets .......................................   $350,565,529    $310,172,572     $401,230,277
                                                     ============    ============     ============
Accumulation Units ...............................   $349,068,462    $310,125,931     $400,895,038
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................      1,497,067          46,641          335,239
                                                     ------------    ------------     ------------
Total net assets .................................   $350,565,529    $310,172,572     $401,230,277
                                                     ============    ============     ============
Investments in shares of The Trusts, at cost .....   $393,474,537    $314,192,954     $347,354,660
The Trusts shares held
 Class A .........................................             --              --               --
 Class B .........................................     52,157,937      30,568,782       28,075,781


                                                                         EQ/Calvert     EQ/Capital     EQ/Capital
                                                       EQ/Bernstein       Socially       Guardian       Guardian
                                                    Diversified Value   Responsible       Growth      International
                                                   ------------------- ------------- --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value     $1,278,737,438    $31,915,621   $245,121,143    $544,384,662
Receivable for The Trusts shares sold ............                --         14,386             --              --
Receivable for policy-related transactions .......           857,811             --        861,678         685,211
                                                      --------------    -----------   ------------    ------------
  Total assets ...................................     1,279,595,249     31,930,007    245,982,821     545,069,873
                                                      --------------    -----------   ------------    ------------
Liabilities:
Payable for The Trusts shares purchased ..........           857,811             --        861,678         685,211
Payable for policy-related transactions ..........                --         14,386             --              --
                                                      --------------    -----------   ------------    ------------
  Total liabilities ..............................           857,811         14,386        861,678         685,211
                                                      --------------    -----------   ------------    ------------
Net Assets .......................................    $1,278,737,438    $31,915,621   $245,121,143    $544,384,662
                                                      ==============    ===========   ============    ============
Accumulation Units ...............................    $1,278,594,610    $31,705,164   $244,374,666    $543,897,176
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................           142,828        210,457        746,477         487,486
                                                      --------------    -----------   ------------    ------------
Total net assets .................................    $1,278,737,438    $31,915,621   $245,121,143    $544,384,662
                                                      ==============    ===========   ============    ============
Investments in shares of The Trusts, at cost .....    $1,054,171,260    $28,674,270   $271,224,339    $453,339,335
The Trusts shares held
 Class A .........................................                --             --             --              --
 Class B .........................................        90,073,616      4,095,329     19,677,522      50,372,473

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                           EQ/Capital          EQ/Capital         EQ/Emerging
                                                       Guardian Research  Guardian U.S. Equity  Markets Equity  EQ/Enterprise Equity
                                                       -----------------  --------------------  --------------  --------------------
Assets:
Investment in shares of The Trusts, at fair value ...     $694,789,312        $826,203,941       $296,490,955        $4,452,726
Receivable for The Trusts shares sold ...............        2,151,801           2,359,722                 --                --
Receivable for policy-related transactions ..........               --                  --            565,884           143,683
                                                          ------------        ------------       ------------        ----------
  Total assets ......................................      696,941,113         828,563,663        297,056,839         4,596,409
                                                          ------------        ------------       ------------        ----------
Liabilities:
Payable for The Trusts shares purchased .............               --                  --            565,884           143,683
Payable for policy-related transactions .............        2,151,801           2,359,722                 --                --
                                                          ------------        ------------       ------------        ----------
  Total liabilities .................................        2,151,801           2,359,722            565,884           143,683
                                                          ------------        ------------       ------------        ----------
Net Assets ..........................................     $694,789,312        $826,203,941       $296,490,955        $4,452,726
                                                          ============        ============       ============        ==========
Accumulation Units ..................................     $694,281,786        $825,880,698       $296,336,436        $4,448,535
Retained by AXA Equitable in Separate Account
 No. 49 .............................................          507,526             323,243            154,519             4,191
                                                          ------------        ------------       ------------        ----------
Total net assets ....................................     $694,789,312        $826,203,941       $296,490,955        $4,452,726
                                                          ============        ============       ============        ==========
Investments in shares of The Trusts, at cost ........     $552,331,385        $692,784,048       $227,300,306        $4,377,822
The Trusts shares held
 Class A ............................................               --                  --                 --                --
 Class B ............................................       58,562,991          71,815,298         29,459,003           209,580


                                                            EQ/Enterprise                               EQ/Enterprise
                                                            Equity Income   EQ/Enterprise Growth      Growth and Income
                                                           ---------------  --------------------     ------------------
Assets:
Investment in shares of The Trusts, at fair value .....      $17,009,066         $2,098,084              $2,308,385
Receivable for The Trusts shares sold .................               --                 --                      --
Receivable for policy-related transactions ............          301,830              7,700                  34,846
                                                             -----------         ----------              ----------
  Total assets ........................................       17,310,896          2,105,784               2,343,231
                                                             -----------         ----------              ----------
Liabilities:
Payable for The Trusts shares purchased ...............          301,830              7,700                  34,846
Payable for policy-related transactions ...............               --                 --                      --
                                                             -----------         ----------              ----------
  Total liabilities ...................................          301,830              7,700                  34,846
                                                             -----------         ----------              ----------
Net Assets ............................................      $17,009,066         $2,098,084              $2,308,385
                                                             ===========         ==========              ==========
Accumulation Units ....................................      $16,894,380         $1,993,513              $2,305,546
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................          114,686            104,571                   2,839
                                                             -----------         ----------              ----------
Total net assets ......................................      $17,009,066         $2,098,084              $2,308,385
                                                             ===========         ==========              ==========
Investments in shares of The Trusts, at cost ..........      $16,833,766         $2,054,237              $2,259,187
The Trusts shares held
 Class A ..............................................           16,947                 --                  21,236
 Class B ..............................................        2,783,710            415,380                 415,006

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                    EQ/Enterprise   EQ/Enterprise
                                                    Small Company   Small Company
                                                        Growth          Value       EQ/Equity 500 Index
                                                   --------------- --------------- ---------------------
Assets:
Investment in shares of The Trusts, at fair value     $2,941,879     $17,894,861       $1,471,293,770
Receivable for The Trusts shares sold ............       226,421          56,241                   --
Receivable for policy-related transactions .......            --              --              711,556
                                                      ----------     -----------       --------------
  Total assets ...................................     3,168,300      17,951,102        1,472,005,326
                                                      ----------     -----------       --------------
Liabilities:
Payable for The Trusts shares purchased ..........            --              --              711,556
Payable for policy-related transactions ..........       226,421          56,241                   --
                                                      ----------     -----------       --------------
  Total liabilities ..............................       226,421          56,241              711,556
                                                      ----------     -----------       --------------
Net Assets .......................................    $2,941,879     $17,894,861       $1,471,293,770
                                                      ==========     ===========       ==============
Accumulation Units ...............................    $2,938,872     $17,882,213       $1,471,223,553
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................         3,007          12,648               70,217
                                                      ----------     -----------       --------------
Total net assets .................................    $2,941,879     $17,894,861       $1,471,293,770
                                                      ==========     ===========       ==============
Investments in shares of The Trusts, at cost .....    $2,880,299     $17,616,392       $1,356,931,481
The Trusts shares held
 Class A .........................................            --              --                   --
 Class B .........................................       355,115         644,777           63,606,091


                                                                                         EQ/FI Small/Mid    EQ/J.P. Morgan
                                                    EQ/Evergreen Omega   EQ/FI Mid Cap      Cap Value         Core Bond
                                                   -------------------- --------------- ----------------- -----------------
Assets:
Investment in shares of The Trusts, at fair value      $143,614,468      $741,336,364      $649,000,735    $1,064,504,834
Receivable for The Trusts shares sold ............               --                --                --                --
Receivable for policy-related transactions .......          291,944           740,024           246,646           497,187
                                                       ------------      ------------      ------------    --------------
  Total assets ...................................      143,906,412       742,076,388       649,247,381     1,065,002,021
                                                       ------------      ------------      ------------    --------------
Liabilities:
Payable for The Trusts shares purchased ..........          291,944           740,024           246,646           497,187
Payable for policy-related transactions ..........               --                --                --                --
                                                       ------------      ------------      ------------    --------------
  Total liabilities ..............................          291,944           740,024           246,646           497,187
                                                       ------------      ------------      ------------    --------------
Net Assets .......................................     $143,614,468      $741,336,364      $649,000,735    $1,064,504,834
                                                       ============      ============      ============    ==============
Accumulation Units ...............................     $142,568,887      $740,923,193      $648,657,181    $1,064,120,398
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................        1,045,581           413,171           343,554           384,436
                                                       ------------      ------------      ------------    --------------
Total net assets .................................     $143,614,468      $741,336,364      $649,000,735    $1,064,504,834
                                                       ============      ============      ============    ==============
Investments in shares of The Trusts, at cost .....     $127,844,522      $601,469,283      $536,959,803    $1,074,446,689
The Trusts shares held
 Class A .........................................               --                --                --                --
 Class B .........................................       16,040,242        66,910,587        46,367,990        95,481,754

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                         EQ/Janus Large      EQ/JP Morgan         EQ/Lazard
                                                           Cap Growth    Value Opportunities   Small Cap Value    EQ/Marsico Focus
                                                        --------------- --------------------- -----------------  ------------------
Assets:
Investment in shares of The Trusts, at fair value .....  $194,883,644        $499,641,078        $812,281,342       $931,151,562
Receivable for The Trusts shares sold .................            --                  --             169,232                 --
Receivable for policy-related transactions ............       126,060           5,232,444                  --            620,741
                                                         ------------        ------------        ------------       ------------
  Total assets ........................................   195,009,704         504,873,522         812,450,574        931,772,303
                                                         ------------        ------------        ------------       ------------
Liabilities:
Payable for The Trusts shares purchased ...............       126,060           5,232,444                  --            620,741
Payable for policy-related transactions ...............            --                  --             169,232                 --
                                                         ------------        ------------        ------------       ------------
  Total liabilities ...................................       126,060           5,232,444             169,232            620,741
                                                         ------------        ------------        ------------       ------------
Net Assets ............................................  $194,883,644        $499,641,078        $812,281,342       $931,151,562
                                                         ============        ============        ============       ============
Accumulation Units ....................................  $194,426,791        $499,166,135        $811,982,440       $931,060,087
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................       456,853             474,943             298,902             91,475
                                                         ------------        ------------        ------------       ------------
Total net assets ......................................  $194,883,644        $499,641,078        $812,281,342       $931,151,562
                                                         ============        ============        ============       ============
Investments in shares of The Trusts, at cost ..........  $168,449,728        $455,362,544        $694,462,836       $766,399,558
The Trusts shares held
 Class A ..............................................            --                  --                  --                 --
 Class B ..............................................    30,614,864          40,541,335          57,916,889         63,831,001


                                                              EQ/Mercury            EQ/Mercury        EQ/MFS Emerging
                                                          Basic Value Equity   International Value    Growth Companies
                                                         -------------------- ---------------------  -----------------
Assets:
Investment in shares of The Trusts, at fair value .....      $701,558,727          $557,588,437         $272,793,975
Receivable for The Trusts shares sold .................                --                    --               34,962
Receivable for policy-related transactions ............           305,577             1,276,679                   --
                                                             ------------          ------------         ------------
  Total assets ........................................       701,864,304           558,865,116          272,828,937
                                                             ------------          ------------         ------------
Liabilities:
Payable for The Trusts shares purchased ...............           305,577             1,276,679                   --
Payable for policy-related transactions ...............                --                    --               34,962
                                                             ------------          ------------         ------------
  Total liabilities ...................................           305,577             1,276,679               34,962
                                                             ------------          ------------         ------------
Net Assets ............................................      $701,558,727          $557,588,437         $272,793,975
                                                             ============          ============         ============
Accumulation Units ....................................      $701,450,560          $557,170,156         $272,394,812
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................           108,167               418,281              399,163
                                                             ------------          ------------         ------------
Total net assets ......................................      $701,558,727          $557,588,437         $272,793,975
                                                             ============          ============         ============
Investments in shares of The Trusts, at cost ..........      $610,383,113          $475,651,201         $290,353,839
The Trusts shares held
 Class A ..............................................                --                    --                   --
 Class B ..............................................        45,250,232            42,806,229           20,815,079

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                         EQ/MFS
                                                    Investors Trust   EQ/Money Market   EQ/Small Company Index
                                                   ----------------- ----------------- ------------------------
Assets:
Investment in shares of The Trusts, at fair value     $295,653,343      $474,528,092         $344,451,423
Receivable for The Trusts shares sold ............              --                --                   --
Receivable for policy-related transactions .......         101,455           882,107               86,966
                                                      ------------      ------------         ------------
  Total assets ...................................     295,754,798       475,410,199          344,538,389
                                                      ------------      ------------         ------------
Liabilities:
Payable for The Trusts shares purchased ..........         101,455           882,107               86,966
Payable for policy-related transactions ..........              --                --                   --
                                                      ------------      ------------         ------------
  Total liabilities ..............................         101,455           882,107               86,966
                                                      ------------      ------------         ------------
Net Assets .......................................    $295,653,343      $474,528,092         $344,451,423
                                                      ============      ============         ============
Accumulation Units ...............................    $295,493,545      $474,276,716         $343,808,164
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................         159,798           251,376              643,259
                                                      ------------      ------------         ------------
Total net assets .................................    $295,653,343      $474,528,092         $344,451,423
                                                      ============      ============         ============
Investments in shares of The Trusts, at cost .....    $277,563,576      $473,540,022         $  3,576,478
The Trusts shares held
 Class A .........................................              --                --                   --
 Class B .........................................      31,218,764        46,059,423           29,029,598


                                                    EQ/Wells Fargo     Laudus Rosenberg VIT
                                                      Montgomery     Value Long/Short Equity   U.S. Real Estate -- Class II
                                                   ---------------- ------------------------- -----------------------------
Assets:
Investment in shares of The Trusts, at fair value     $3,712,344           $ 39,844,509                $132,033,274
Receivable for The Trusts shares sold ............            --                     --                          --
Receivable for policy-related transactions .......        10,824                138,978                     634,912
                                                      ----------           ------------                ------------
  Total assets ...................................     3,723,168             39,983,487                 132,668,186
                                                      ----------           ------------                ------------
Liabilities:
Payable for The Trusts shares purchased ..........        10,824                138,978                     634,912
Payable for policy-related transactions ..........            --                     --                          --
                                                      ----------           ------------                ------------
  Total liabilities ..............................        10,824                138,978                     634,912
                                                      ----------           ------------                ------------
Net Assets .......................................    $3,712,344           $ 39,844,509                $132,033,274
                                                      ==========           ============                ============
Accumulation Units ...............................    $  282,087           $ 39,779,811                $131,961,206
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................     3,430,257                 64,698                      72,068
                                                      ----------           ------------                ------------
Total net assets .................................    $3,712,344           $ 39,844,509                $132,033,274
                                                      ==========           ============                ============
Investments in shares of The Trusts, at cost .....    $3,271,522           $477,116,499                $284,864,920
The Trusts shares held
 Class A .........................................        10,000                     --                          --
 Class B .........................................       314,695              3,988,439                   6,478,571

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ------------------   -----------------   --------------------------
AXA Aggressive Allocation .................     Class B 0.50%           $ 10.70                      --
AXA Aggressive Allocation .................     Class B 0.95%           $ 10.66                      --
AXA Aggressive Allocation .................     Class B 1.20%           $ 10.63                     728
AXA Aggressive Allocation .................     Class B 1.25%           $ 11.79                   5,189
AXA Aggressive Allocation .................     Class B 1.35%           $ 10.62                     688
AXA Aggressive Allocation .................     Class B 1.40%           $ 10.61                   1,088
AXA Aggressive Allocation .................     Class B 1.50%           $ 11.75                   5,787
AXA Aggressive Allocation .................     Class B 1.55%           $ 10.60                     120
AXA Aggressive Allocation .................     Class B 1.60%           $ 10.59                     726
AXA Aggressive Allocation .................     Class B 1.65%           $ 11.72                   4,674
AXA Aggressive Allocation .................     Class B 1.70%           $ 11.72                     656
AXA Aggressive Allocation .................     Class B 1.80%           $ 10.57                      --
AXA Aggressive Allocation .................     Class B 1.90%           $ 10.56                      --

AXA Conservative Allocation ...............     Class B 0.50%           $ 10.37                      --
AXA Conservative Allocation ...............     Class B 0.95%           $ 10.33                      --
AXA Conservative Allocation ...............     Class B 1.20%           $ 10.31                     373
AXA Conservative Allocation ...............     Class B 1.25%           $ 10.80                   1,608
AXA Conservative Allocation ...............     Class B 1.35%           $ 10.29                     237
AXA Conservative Allocation ...............     Class B 1.40%           $ 10.29                     801
AXA Conservative Allocation ...............     Class B 1.50%           $ 10.77                   2,987
AXA Conservative Allocation ...............     Class B 1.55%           $ 10.27                     286
AXA Conservative Allocation ...............     Class B 1.60%           $ 10.27                     686
AXA Conservative Allocation ...............     Class B 1.65%           $ 10.75                   1,736
AXA Conservative Allocation ...............     Class B 1.70%           $ 10.74                     281
AXA Conservative Allocation ...............     Class B 1.80%           $ 10.25                       6
AXA Conservative Allocation ...............     Class B 1.90%           $ 10.24                      --

AXA Conservative-Plus Allocation ..........     Class B 0.50%           $ 10.47                      --
AXA Conservative-Plus Allocation ..........     Class B 0.95%           $ 10.43                      --
AXA Conservative-Plus Allocation ..........     Class B 1.20%           $ 10.41                     695
AXA Conservative-Plus Allocation ..........     Class B 1.25%           $ 11.09                   3,924
AXA Conservative-Plus Allocation ..........     Class B 1.35%           $ 10.39                     426
AXA Conservative-Plus Allocation ..........     Class B 1.40%           $ 10.39                   1,570
AXA Conservative-Plus Allocation ..........     Class B 1.50%           $ 11.05                   6,175
AXA Conservative-Plus Allocation ..........     Class B 1.55%           $ 10.38                     279
AXA Conservative-Plus Allocation ..........     Class B 1.60%           $ 10.37                     787
AXA Conservative-Plus Allocation ..........     Class B 1.65%           $ 11.03                   3,928
AXA Conservative-Plus Allocation ..........     Class B 1.70%           $ 11.02                     414
AXA Conservative-Plus Allocation ..........     Class B 1.80%           $ 10.35                       1
AXA Conservative-Plus Allocation ..........     Class B 1.90%           $ 10.34                      --

AXA Moderate Allocation ...................     Class B 0.50%           $ 52.05                      --
AXA Moderate Allocation ...................     Class B 0.95%           $ 47.77                       3
AXA Moderate Allocation ...................     Class B 1.20%           $ 45.53                   5,029
AXA Moderate Allocation ...................     Class B 1.25%           $ 11.30                  22,917
AXA Moderate Allocation ...................     Class B 1.35%           $ 44.24                   1,132
AXA Moderate Allocation ...................     Class B 1.40%           $ 43.82                   7,909
AXA Moderate Allocation ...................     Class B 1.50%           $ 11.26                  30,895
AXA Moderate Allocation ...................     Class B 1.55%           $ 42.57                     659
AXA Moderate Allocation ...................     Class B 1.60%           $ 42.17                   3,907
AXA Moderate Allocation ...................     Class B 1.65%           $ 11.24                  21,440
AXA Moderate Allocation ...................     Class B 1.70%           $ 41.36                     893
AXA Moderate Allocation ...................     Class B 1.80%           $ 40.57                      35
AXA Moderate Allocation ...................     Class B 1.90%           $ 39.80                      13

                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ------------------   -----------------   --------------------------
AXA Moderate-Plus Allocation ..............     Class B 0.50%           $ 10.71                      --
AXA Moderate-Plus Allocation ..............     Class B 0.95%           $ 10.67                      --
AXA Moderate-Plus Allocation ..............     Class B 1.20%           $ 10.65                   3,138
AXA Moderate-Plus Allocation ..............     Class B 1.25%           $ 11.78                  20,548
AXA Moderate-Plus Allocation ..............     Class B 1.35%           $ 10.63                   1,617
AXA Moderate-Plus Allocation ..............     Class B 1.40%           $ 10.63                   5,246
AXA Moderate-Plus Allocation ..............     Class B 1.50%           $ 11.74                  23,331
AXA Moderate-Plus Allocation ..............     Class B 1.55%           $ 10.61                     878
AXA Moderate-Plus Allocation ..............     Class B 1.60%           $ 10.61                   3,664
AXA Moderate-Plus Allocation ..............     Class B 1.65%           $ 11.72                  21,528
AXA Moderate-Plus Allocation ..............     Class B 1.70%           $ 11.71                   2,788
AXA Moderate-Plus Allocation ..............     Class B 1.80%           $ 10.59                       1
AXA Moderate-Plus Allocation ..............     Class B 1.90%           $ 10.58                      --

AXA Premier VIP Aggressive Equity .........     Class B 0.50%           $ 63.39                      --
AXA Premier VIP Aggressive Equity .........     Class B 0.95%           $ 58.18                       1
AXA Premier VIP Aggressive Equity .........     Class B 1.20%           $ 55.46                     269
AXA Premier VIP Aggressive Equity .........     Class B 1.25%           $ 11.82                     354
AXA Premier VIP Aggressive Equity .........     Class B 1.35%           $ 53.88                     710
AXA Premier VIP Aggressive Equity .........     Class B 1.40%           $ 53.37                     391
AXA Premier VIP Aggressive Equity .........     Class B 1.50%           $ 11.78                     658
AXA Premier VIP Aggressive Equity .........     Class B 1.55%           $ 51.85                     181
AXA Premier VIP Aggressive Equity .........     Class B 1.60%           $ 51.36                     388
AXA Premier VIP Aggressive Equity .........     Class B 1.65%           $ 11.75                     210
AXA Premier VIP Aggressive Equity .........     Class B 1.70%           $ 50.38                      28
AXA Premier VIP Aggressive Equity .........     Class B 1.80%           $ 49.42                       1
AXA Premier VIP Aggressive Equity .........     Class B 1.90%           $ 48.47                      12

AXA Premier VIP Core Bond .................     Class B 0.50%           $ 11.49                      --
AXA Premier VIP Core Bond .................     Class B 0.95%           $ 11.33                      24
AXA Premier VIP Core Bond .................     Class B 1.20%           $ 11.24                  12,384
AXA Premier VIP Core Bond .................     Class B 1.25%           $ 10.44                   2,892
AXA Premier VIP Core Bond .................     Class B 1.35%           $ 11.19                   1,011
AXA Premier VIP Core Bond .................     Class B 1.40%           $ 11.18                  20,725
AXA Premier VIP Core Bond .................     Class B 1.50%           $ 10.41                   4,559
AXA Premier VIP Core Bond .................     Class B 1.55%           $ 11.13                   1,470
AXA Premier VIP Core Bond .................     Class B 1.60%           $ 11.11                   8,293
AXA Premier VIP Core Bond .................     Class B 1.65%           $ 10.38                   2,210
AXA Premier VIP Core Bond .................     Class B 1.70%           $ 11.07                   1,424
AXA Premier VIP Core Bond .................     Class B 1.80%           $ 11.04                     139
AXA Premier VIP Core Bond .................     Class B 1.90%           $ 11.01                      20

AXA Premier VIP Health Care ...............     Class B 0.50%           $ 11.33                      --
AXA Premier VIP Health Care ...............     Class B 0.95%           $ 11.18                      --
AXA Premier VIP Health Care ...............     Class B 1.20%           $ 11.09                   3,994
AXA Premier VIP Health Care ...............     Class B 1.25%           $ 11.74                   1,325
AXA Premier VIP Health Care ...............     Class B 1.35%           $ 11.04                     567
AXA Premier VIP Health Care ...............     Class B 1.40%           $ 11.03                   5,832
AXA Premier VIP Health Care ...............     Class B 1.50%           $ 11.70                   2,001
AXA Premier VIP Health Care ...............     Class B 1.55%           $ 10.98                     565
AXA Premier VIP Health Care ...............     Class B 1.60%           $ 10.96                   2,231
AXA Premier VIP Health Care ...............     Class B 1.65%           $ 11.67                     716
AXA Premier VIP Health Care ...............     Class B 1.70%           $ 10.93                     284
AXA Premier VIP Health Care ...............     Class B 1.80%           $ 10.89                      38
AXA Premier VIP Health Care ...............     Class B 1.90%           $ 10.86                       3

                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                   Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                  ------------------   -----------------   --------------------------
AXA Premier VIP High Yield ....................     Class B 0.50%           $ 34.38                      --
AXA Premier VIP High Yield ....................     Class B 0.95%           $ 31.69                       6
AXA Premier VIP High Yield ....................     Class B 1.20%           $ 30.28                   4,900
AXA Premier VIP High Yield ....................     Class B 1.25%           $ 11.38                   3,911
AXA Premier VIP High Yield ....................     Class B 1.35%           $ 29.46                   3,408
AXA Premier VIP High Yield ....................     Class B 1.40%           $ 29.19                   7,606
AXA Premier VIP High Yield ....................     Class B 1.50%           $ 11.34                   6,690
AXA Premier VIP High Yield ....................     Class B 1.55%           $ 28.41                   1,924
AXA Premier VIP High Yield ....................     Class B 1.60%           $ 28.15                   5,526
AXA Premier VIP High Yield ....................     Class B 1.65%           $ 11.32                   3,135
AXA Premier VIP High Yield ....................     Class B 1.70%           $ 27.64                     771
AXA Premier VIP High Yield ....................     Class B 1.80%           $ 27.14                      73
AXA Premier VIP High Yield ....................     Class B 1.90%           $ 26.64                      16

AXA Premier VIP International Equity ..........     Class B 0.50%           $ 12.35                      --
AXA Premier VIP International Equity ..........     Class B 0.95%           $ 12.18                       6
AXA Premier VIP International Equity ..........     Class B 1.20%           $ 12.09                   3,660
AXA Premier VIP International Equity ..........     Class B 1.25%           $ 13.09                   1,558
AXA Premier VIP International Equity ..........     Class B 1.35%           $ 12.03                     704
AXA Premier VIP International Equity ..........     Class B 1.40%           $ 12.01                   6,557
AXA Premier VIP International Equity ..........     Class B 1.50%           $ 13.05                   2,692
AXA Premier VIP International Equity ..........     Class B 1.55%           $ 11.96                     411
AXA Premier VIP International Equity ..........     Class B 1.60%           $ 11.94                   2,160
AXA Premier VIP International Equity ..........     Class B 1.65%           $ 13.02                   1,127
AXA Premier VIP International Equity ..........     Class B 1.70%           $ 11.90                     806
AXA Premier VIP International Equity ..........     Class B 1.80%           $ 11.87                      23
AXA Premier VIP International Equity ..........     Class B 1.90%           $ 11.83                       9

AXA Premier VIP Large Cap Core Equity .........     Class B 0.50%           $ 10.72                      --
AXA Premier VIP Large Cap Core Equity .........     Class B 0.95%           $ 10.58                      20
AXA Premier VIP Large Cap Core Equity .........     Class B 1.20%           $ 10.50                   2,980
AXA Premier VIP Large Cap Core Equity .........     Class B 1.25%           $ 11.47                     424
AXA Premier VIP Large Cap Core Equity .........     Class B 1.35%           $ 10.45                     253
AXA Premier VIP Large Cap Core Equity .........     Class B 1.40%           $ 10.44                   5,046
AXA Premier VIP Large Cap Core Equity .........     Class B 1.50%           $ 11.43                     886
AXA Premier VIP Large Cap Core Equity .........     Class B 1.55%           $ 10.39                     397
AXA Premier VIP Large Cap Core Equity .........     Class B 1.60%           $ 10.37                   2,038
AXA Premier VIP Large Cap Core Equity .........     Class B 1.65%           $ 11.41                     456
AXA Premier VIP Large Cap Core Equity .........     Class B 1.70%           $ 10.34                     272
AXA Premier VIP Large Cap Core Equity .........     Class B 1.80%           $ 10.31                      33
AXA Premier VIP Large Cap Core Equity .........     Class B 1.90%           $ 10.28                      15

AXA Premier VIP Large Cap Growth ..............     Class B 0.50%           $  9.44                      --
AXA Premier VIP Large Cap Growth ..............     Class B 0.95%           $  9.31                      --
AXA Premier VIP Large Cap Growth ..............     Class B 1.20%           $  9.24                   6,362
AXA Premier VIP Large Cap Growth ..............     Class B 1.25%           $ 11.03                   1,580
AXA Premier VIP Large Cap Growth ..............     Class B 1.35%           $  9.20                     801
AXA Premier VIP Large Cap Growth ..............     Class B 1.40%           $  9.19                  10,463
AXA Premier VIP Large Cap Growth ..............     Class B 1.50%           $ 10.99                   1,909
AXA Premier VIP Large Cap Growth ..............     Class B 1.55%           $  9.15                     930
AXA Premier VIP Large Cap Growth ..............     Class B 1.60%           $  9.13                   4,852
AXA Premier VIP Large Cap Growth ..............     Class B 1.65%           $ 10.97                   1,141
AXA Premier VIP Large Cap Growth ..............     Class B 1.70%           $  9.10                     876
AXA Premier VIP Large Cap Growth ..............     Class B 1.80%           $  9.08                      96
AXA Premier VIP Large Cap Growth ..............     Class B 1.90%           $  9.05                      30

                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                  Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                 ------------------   -----------------   --------------------------
AXA Premier VIP Large Cap Value ..............     Class B 0.50%           $ 11.84                      --
AXA Premier VIP Large Cap Value ..............     Class B 0.95%           $ 11.68                       1
AXA Premier VIP Large Cap Value ..............     Class B 1.20%           $ 11.60                   6,199
AXA Premier VIP Large Cap Value ..............     Class B 1.25%           $ 12.52                   1,540
AXA Premier VIP Large Cap Value ..............     Class B 1.35%           $ 11.54                   1,102
AXA Premier VIP Large Cap Value ..............     Class B 1.40%           $ 11.53                   9,747
AXA Premier VIP Large Cap Value ..............     Class B 1.50%           $ 12.48                   2,322
AXA Premier VIP Large Cap Value ..............     Class B 1.55%           $ 11.47                     809
AXA Premier VIP Large Cap Value ..............     Class B 1.60%           $ 11.46                   4,712
AXA Premier VIP Large Cap Value ..............     Class B 1.65%           $ 12.46                   1,455
AXA Premier VIP Large Cap Value ..............     Class B 1.70%           $ 11.42                   1,242
AXA Premier VIP Large Cap Value ..............     Class B 1.80%           $ 11.39                      84
AXA Premier VIP Large Cap Value ..............     Class B 1.90%           $ 11.35                      29

AXA Premier VIP Small/Mid Cap Growth .........     Class B 0.50%           $  9.70                      --
AXA Premier VIP Small/Mid Cap Growth .........     Class B 0.95%           $  9.57                       5
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.20%           $  9.50                   8,108
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.25%           $ 11.63                   1,570
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.35%           $  9.45                   1,078
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.40%           $  9.44                  12,924
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.50%           $ 11.59                   2,441
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.55%           $  9.40                     773
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.60%           $  9.38                   6,078
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.65%           $ 11.57                   1,381
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.70%           $  9.35                   1,055
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.80%           $  9.32                      38
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.90%           $  9.30                      31

AXA Premier VIP Small/Mid Cap Value ..........     Class B 0.50%           $ 11.92                      --
AXA Premier VIP Small/Mid Cap Value ..........     Class B 0.95%           $ 11.76                       6
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.20%           $ 11.67                   5,827
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.25%           $ 12.52                   1,454
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.35%           $ 11.62                   1,203
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.40%           $ 11.60                  10,507
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.50%           $ 12.48                   2,655
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.55%           $ 11.54                     720
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.60%           $ 11.53                   5,059
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.65%           $ 12.45                   1,506
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.70%           $ 11.49                   1,011
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.80%           $ 11.46                      51
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.90%           $ 11.42                      26

AXA Premier VIP Technology ...................     Class B 0.50%           $  9.36                      --
AXA Premier VIP Technology ...................     Class B 0.95%           $  9.23                      25
AXA Premier VIP Technology ...................     Class B 1.20%           $  9.16                   3,498
AXA Premier VIP Technology ...................     Class B 1.25%           $ 10.70                     969
AXA Premier VIP Technology ...................     Class B 1.35%           $  9.12                   1,493
AXA Premier VIP Technology ...................     Class B 1.40%           $  9.11                   7,471
AXA Premier VIP Technology ...................     Class B 1.50%           $ 10.66                   1,826
AXA Premier VIP Technology ...................     Class B 1.55%           $  9.07                   3,478
AXA Premier VIP Technology ...................     Class B 1.60%           $  9.05                   4,725
AXA Premier VIP Technology ...................     Class B 1.65%           $ 10.64                     675
AXA Premier VIP Technology ...................     Class B 1.70%           $  9.02                     306
AXA Premier VIP Technology ...................     Class B 1.80%           $  9.00                      35
AXA Premier VIP Technology ...................     Class B 1.90%           $  8.97                      11

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                            Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                           ------------------   -----------------   --------------------------
EQ/Alliance Common Stock ...............................     Class B 0.50%          $ 304.68                      --
EQ/Alliance Common Stock ...............................     Class B 0.95%          $ 267.26                       2
EQ/Alliance Common Stock ...............................     Class B 1.20%          $ 248.43                     613
EQ/Alliance Common Stock ...............................     Class B 1.25%          $  12.32                   5,278
EQ/Alliance Common Stock ...............................     Class B 1.35%          $ 237.75                   1,384
EQ/Alliance Common Stock ...............................     Class B 1.40%          $ 234.29                     942
EQ/Alliance Common Stock ...............................     Class B 1.50%          $  12.28                  10,684
EQ/Alliance Common Stock ...............................     Class B 1.55%          $ 224.21                     430
EQ/Alliance Common Stock ...............................     Class B 1.60%          $ 220.94                     683
EQ/Alliance Common Stock ...............................     Class B 1.65%          $  12.26                   2,957
EQ/Alliance Common Stock ...............................     Class B 1.70%          $ 214.55                      64
EQ/Alliance Common Stock ...............................     Class B 1.80%          $ 208.33                       5
EQ/Alliance Common Stock ...............................     Class B 1.90%          $ 202.28                       3

EQ/Alliance Growth and Income ..........................     Class B 0.50%          $  31.15                      --
EQ/Alliance Growth and Income ..........................     Class B 0.95%          $  29.60                       2
EQ/Alliance Growth and Income ..........................     Class B 1.20%          $  28.77                   5,149
EQ/Alliance Growth and Income ..........................     Class B 1.25%          $  12.14                   3,640
EQ/Alliance Growth and Income ..........................     Class B 1.35%          $  28.28                     971
EQ/Alliance Growth and Income ..........................     Class B 1.40%          $  28.12                   7,405
EQ/Alliance Growth and Income ..........................     Class B 1.50%          $  12.10                   5,753
EQ/Alliance Growth and Income ..........................     Class B 1.55%          $  27.65                     589
EQ/Alliance Growth and Income ..........................     Class B 1.60%          $  27.49                   3,420
EQ/Alliance Growth and Income ..........................     Class B 1.65%          $  12.07                   2,227
EQ/Alliance Growth and Income ..........................     Class B 1.70%          $  27.18                     549
EQ/Alliance Growth and Income ..........................     Class B 1.80%          $  26.87                      52
EQ/Alliance Growth and Income ..........................     Class B 1.90%          $  26.56                      11

EQ/Alliance Intermediate Government Securities .........     Class B 0.50%          $  20.98                      --
EQ/Alliance Intermediate Government Securities .........     Class B 0.95%          $  19.71                       4
EQ/Alliance Intermediate Government Securities .........     Class B 1.20%          $  19.04                   4,043
EQ/Alliance Intermediate Government Securities .........     Class B 1.25%          $  10.17                   1,271
EQ/Alliance Intermediate Government Securities .........     Class B 1.35%          $  18.65                   1,348
EQ/Alliance Intermediate Government Securities .........     Class B 1.40%          $  18.52                   5,829
EQ/Alliance Intermediate Government Securities .........     Class B 1.50%          $  10.14                   2,082
EQ/Alliance Intermediate Government Securities .........     Class B 1.55%          $  18.13                   1,061
EQ/Alliance Intermediate Government Securities .........     Class B 1.60%          $  18.01                   3,326
EQ/Alliance Intermediate Government Securities .........     Class B 1.65%          $  10.12                     905
EQ/Alliance Intermediate Government Securities .........     Class B 1.70%          $  17.76                     416
EQ/Alliance Intermediate Government Securities .........     Class B 1.80%          $  17.51                      12
EQ/Alliance Intermediate Government Securities .........     Class B 1.90%          $  17.27                       3

EQ/Alliance International ..............................     Class B 0.50%          $  14.45                      --
EQ/Alliance International ..............................     Class B 0.95%          $  13.83                       8
EQ/Alliance International ..............................     Class B 1.20%          $  13.49                   5,816
EQ/Alliance International ..............................     Class B 1.25%          $  13.07                   1,996
EQ/Alliance International ..............................     Class B 1.35%          $  13.29                   2,475
EQ/Alliance International ..............................     Class B 1.40%          $  13.23                   7,600
EQ/Alliance International ..............................     Class B 1.50%          $  13.03                   2,946
EQ/Alliance International ..............................     Class B 1.55%          $  13.03                   1,008
EQ/Alliance International ..............................     Class B 1.60%          $  12.97                   4,337
EQ/Alliance International ..............................     Class B 1.65%          $  13.00                   1,270
EQ/Alliance International ..............................     Class B 1.70%          $  12.84                     649
EQ/Alliance International ..............................     Class B 1.80%          $  12.71                      26
EQ/Alliance International ..............................     Class B 1.90%          $  12.59                      13

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                            Contract charges     Unit Fair Value     Units Outstanding (000's)
                                           ------------------   -----------------   --------------------------
EQ/Alliance Premier Growth .............     Class B 0.50%          $  6.60                       --
EQ/Alliance Premier Growth .............     Class B 0.95%          $  6.43                       71
EQ/Alliance Premier Growth .............     Class B 1.20%          $  6.34                    6,068
EQ/Alliance Premier Growth .............     Class B 1.25%          $ 11.08                      829
EQ/Alliance Premier Growth .............     Class B 1.35%          $  6.28                    9,271
EQ/Alliance Premier Growth .............     Class B 1.40%          $  6.27                    8,590
EQ/Alliance Premier Growth .............     Class B 1.50%          $ 11.05                      987
EQ/Alliance Premier Growth .............     Class B 1.55%          $  6.21                   10,421
EQ/Alliance Premier Growth .............     Class B 1.60%          $  6.19                   15,822
EQ/Alliance Premier Growth .............     Class B 1.65%          $ 11.02                      595
EQ/Alliance Premier Growth .............     Class B 1.70%          $  6.16                      981
EQ/Alliance Premier Growth .............     Class B 1.80%          $  6.12                      339
EQ/Alliance Premier Growth .............     Class B 1.90%          $  6.09                       86

EQ/Alliance Quality Bond ...............     Class B 0.50%          $ 17.51                       --
EQ/Alliance Quality Bond ...............     Class B 0.95%          $ 16.64                        2
EQ/Alliance Quality Bond ...............     Class B 1.20%          $ 16.17                    4,383
EQ/Alliance Quality Bond ...............     Class B 1.25%          $ 10.46                    1,612
EQ/Alliance Quality Bond ...............     Class B 1.35%          $ 15.89                      603
EQ/Alliance Quality Bond ...............     Class B 1.40%          $ 15.80                    7,011
EQ/Alliance Quality Bond ...............     Class B 1.50%          $ 10.42                    2,713
EQ/Alliance Quality Bond ...............     Class B 1.55%          $ 15.54                      480
EQ/Alliance Quality Bond ...............     Class B 1.60%          $ 15.45                    2,951
EQ/Alliance Quality Bond ...............     Class B 1.65%          $ 10.40                    1,119
EQ/Alliance Quality Bond ...............     Class B 1.70%          $ 15.27                      555
EQ/Alliance Quality Bond ...............     Class B 1.80%          $ 15.10                       12
EQ/Alliance Quality Bond ...............     Class B 1.90%          $ 14.93                       24

EQ/Alliance Small Cap Growth ...........     Class B 0.50%          $ 16.41                       --
EQ/Alliance Small Cap Growth ...........     Class B 0.95%          $ 15.85                       27
EQ/Alliance Small Cap Growth ...........     Class B 1.20%          $ 15.54                    4,124
EQ/Alliance Small Cap Growth ...........     Class B 1.25%          $ 12.12                    1,487
EQ/Alliance Small Cap Growth ...........     Class B 1.35%          $ 15.36                    5,465
EQ/Alliance Small Cap Growth ...........     Class B 1.40%          $ 15.30                    5,878
EQ/Alliance Small Cap Growth ...........     Class B 1.50%          $ 12.08                    2,272
EQ/Alliance Small Cap Growth ...........     Class B 1.55%          $ 15.12                    2,313
EQ/Alliance Small Cap Growth ...........     Class B 1.60%          $ 15.07                    4,346
EQ/Alliance Small Cap Growth ...........     Class B 1.65%          $ 12.06                      913
EQ/Alliance Small Cap Growth ...........     Class B 1.70%          $ 14.95                      312
EQ/Alliance Small Cap Growth ...........     Class B 1.80%          $ 14.83                       44
EQ/Alliance Small Cap Growth ...........     Class B 1.90%          $ 14.72                       17

EQ/Bernstein Diversified Value .........     Class B 0.50%          $ 15.30                       --
EQ/Bernstein Diversified Value .........     Class B 0.95%          $ 14.82                       40
EQ/Bernstein Diversified Value .........     Class B 1.20%          $ 14.56                   15,533
EQ/Bernstein Diversified Value .........     Class B 1.25%          $ 12.26                    5,206
EQ/Bernstein Diversified Value .........     Class B 1.35%          $ 14.41                    9,491
EQ/Bernstein Diversified Value .........     Class B 1.40%          $ 14.36                   23,412
EQ/Bernstein Diversified Value .........     Class B 1.50%          $ 12.22                    7,621
EQ/Bernstein Diversified Value .........     Class B 1.55%          $ 14.21                    5,823
EQ/Bernstein Diversified Value .........     Class B 1.60%          $ 14.16                   17,155
EQ/Bernstein Diversified Value .........     Class B 1.65%          $ 12.20                    5,080
EQ/Bernstein Diversified Value .........     Class B 1.70%          $ 14.06                    2,169
EQ/Bernstein Diversified Value .........     Class B 1.80%          $ 13.96                      235
EQ/Bernstein Diversified Value .........     Class B 1.90%          $ 13.86                       46

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ------------------   -----------------   --------------------------
EQ/Calvert Socially Responsible ...........     Class B 0.50%          $  8.50                       --
EQ/Calvert Socially Responsible ...........     Class B 0.95%          $  8.30                       --
EQ/Calvert Socially Responsible ...........     Class B 1.20%          $  8.18                      782
EQ/Calvert Socially Responsible ...........     Class B 1.25%          $ 10.74                      278
EQ/Calvert Socially Responsible ...........     Class B 1.35%          $  8.12                      258
EQ/Calvert Socially Responsible ...........     Class B 1.40%          $  8.10                    1,019
EQ/Calvert Socially Responsible ...........     Class B 1.50%          $ 10.71                      333
EQ/Calvert Socially Responsible ...........     Class B 1.55%          $  8.03                       88
EQ/Calvert Socially Responsible ...........     Class B 1.60%          $  8.01                      498
EQ/Calvert Socially Responsible ...........     Class B 1.65%          $ 10.68                      194
EQ/Calvert Socially Responsible ...........     Class B 1.70%          $  7.96                      204
EQ/Calvert Socially Responsible ...........     Class B 1.80%          $  7.92                        2
EQ/Calvert Socially Responsible ...........     Class B 1.90%          $  7.88                       --

EQ/Capital Guardian Growth ................     Class B 0.50%          $ 12.75                       --
EQ/Capital Guardian Growth ................     Class B 0.95%          $ 12.31                        5
EQ/Capital Guardian Growth ................     Class B 1.20%          $ 12.08                    2,149
EQ/Capital Guardian Growth ................     Class B 1.25%          $ 10.86                      271
EQ/Capital Guardian Growth ................     Class B 1.35%          $ 11.94                    9,529
EQ/Capital Guardian Growth ................     Class B 1.40%          $ 11.89                    2,253
EQ/Capital Guardian Growth ................     Class B 1.50%          $ 10.82                      464
EQ/Capital Guardian Growth ................     Class B 1.55%          $ 11.75                    2,815
EQ/Capital Guardian Growth ................     Class B 1.60%          $ 11.71                    2,715
EQ/Capital Guardian Growth ................     Class B 1.65%          $ 10.80                      273
EQ/Capital Guardian Growth ................     Class B 1.70%          $ 11.62                      160
EQ/Capital Guardian Growth ................     Class B 1.80%          $ 11.52                       14
EQ/Capital Guardian Growth ................     Class B 1.90%          $ 11.44                        3

EQ/Capital Guardian International .........     Class B 0.50%          $ 11.22                       --
EQ/Capital Guardian International .........     Class B 0.95%          $ 10.93                       41
EQ/Capital Guardian International .........     Class B 1.20%          $ 10.78                    8,017
EQ/Capital Guardian International .........     Class B 1.25%          $ 12.55                    3,195
EQ/Capital Guardian International .........     Class B 1.35%          $ 10.68                    4,078
EQ/Capital Guardian International .........     Class B 1.40%          $ 10.65                   10,189
EQ/Capital Guardian International .........     Class B 1.50%          $ 12.51                    3,446
EQ/Capital Guardian International .........     Class B 1.55%          $ 10.56                    2,863
EQ/Capital Guardian International .........     Class B 1.60%          $ 10.53                   11,933
EQ/Capital Guardian International .........     Class B 1.65%          $ 12.48                    3,564
EQ/Capital Guardian International .........     Class B 1.70%          $ 10.47                    1,926
EQ/Capital Guardian International .........     Class B 1.80%          $ 10.41                       70
EQ/Capital Guardian International .........     Class B 1.90%          $ 10.35                       43

EQ/Capital Guardian Research ..............     Class B 0.50%          $ 11.87                       --
EQ/Capital Guardian Research ..............     Class B 0.95%          $ 11.57                       53
EQ/Capital Guardian Research ..............     Class B 1.20%          $ 11.40                    8,080
EQ/Capital Guardian Research ..............     Class B 1.25%          $ 11.75                    2,468
EQ/Capital Guardian Research ..............     Class B 1.35%          $ 11.30                   15,697
EQ/Capital Guardian Research ..............     Class B 1.40%          $ 11.27                    8,947
EQ/Capital Guardian Research ..............     Class B 1.50%          $ 11.72                    2,784
EQ/Capital Guardian Research ..............     Class B 1.55%          $ 11.18                    6,418
EQ/Capital Guardian Research ..............     Class B 1.60%          $ 11.14                   12,694
EQ/Capital Guardian Research ..............     Class B 1.65%          $ 11.69                    2,900
EQ/Capital Guardian Research ..............     Class B 1.70%          $ 11.08                    1,200
EQ/Capital Guardian Research ..............     Class B 1.80%          $ 11.02                       82
EQ/Capital Guardian Research ..............     Class B 1.90%          $ 10.95                       34

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                             Contract charges     Unit Fair Value     Units Outstanding (000's)
                                            ------------------   -----------------   --------------------------
EQ/Capital Guardian U.S. Equity .........     Class B 0.50%           $ 11.65                      --
EQ/Capital Guardian U.S. Equity .........     Class B 0.95%           $ 11.35                      31
EQ/Capital Guardian U.S. Equity .........     Class B 1.20%           $ 11.19                  14,528
EQ/Capital Guardian U.S. Equity .........     Class B 1.25%           $ 11.66                   4,756
EQ/Capital Guardian U.S. Equity .........     Class B 1.35%           $ 11.10                   6,079
EQ/Capital Guardian U.S. Equity .........     Class B 1.40%           $ 11.06                  16,717
EQ/Capital Guardian U.S. Equity .........     Class B 1.50%           $ 11.62                   5,095
EQ/Capital Guardian U.S. Equity .........     Class B 1.55%           $ 10.97                   4,473
EQ/Capital Guardian U.S. Equity .........     Class B 1.60%           $ 10.94                  15,720
EQ/Capital Guardian U.S. Equity .........     Class B 1.65%           $ 11.60                   4,402
EQ/Capital Guardian U.S. Equity .........     Class B 1.70%           $ 10.87                   2,037
EQ/Capital Guardian U.S. Equity .........     Class B 1.80%           $ 10.81                     113
EQ/Capital Guardian U.S. Equity .........     Class B 1.90%           $ 10.75                      40

EQ/Emerging Markets Equity ..............     Class B 0.50%           $ 11.34                      --
EQ/Emerging Markets Equity ..............     Class B 0.95%           $ 10.96                      12
EQ/Emerging Markets Equity ..............     Class B 1.20%           $ 10.76                   3,531
EQ/Emerging Markets Equity ..............     Class B 1.25%           $ 14.04                   1,431
EQ/Emerging Markets Equity ..............     Class B 1.35%           $ 10.64                   3,845
EQ/Emerging Markets Equity ..............     Class B 1.40%           $ 10.60                   7,052
EQ/Emerging Markets Equity ..............     Class B 1.50%           $ 14.00                   2,669
EQ/Emerging Markets Equity ..............     Class B 1.55%           $ 10.48                   1,515
EQ/Emerging Markets Equity ..............     Class B 1.60%           $ 10.45                   4,587
EQ/Emerging Markets Equity ..............     Class B 1.65%           $ 13.97                   1,047
EQ/Emerging Markets Equity ..............     Class B 1.70%           $ 10.37                     609
EQ/Emerging Markets Equity ..............     Class B 1.80%           $ 10.29                      32
EQ/Emerging Markets Equity ..............     Class B 1.90%           $ 10.21                      --

EQ/Enterprise Equity ....................     Class B 0.50%           $ 19.57                      --
EQ/Enterprise Equity ....................     Class B 0.95%           $ 18.16                      --
EQ/Enterprise Equity ....................     Class B 1.20%           $ 17.42                      19
EQ/Enterprise Equity ....................     Class B 1.25%           $ 17.28                      53
EQ/Enterprise Equity ....................     Class B 1.35%           $ 16.99                      17
EQ/Enterprise Equity ....................     Class B 1.40%           $ 16.85                      37
EQ/Enterprise Equity ....................     Class B 1.50%           $ 16.58                      92
EQ/Enterprise Equity ....................     Class B 1.55%           $ 16.44                      --
EQ/Enterprise Equity ....................     Class B 1.60%           $ 16.30                      19
EQ/Enterprise Equity ....................     Class B 1.65%           $ 16.17                      22
EQ/Enterprise Equity ....................     Class B 1.70%           $ 16.03                       6
EQ/Enterprise Equity ....................     Class B 1.80%           $ 15.77                      --
EQ/Enterprise Equity ....................     Class B 1.90%           $ 15.50                      --

EQ/Enterprise Equity Income .............     Class B 0.50%           $  5.96                      --
EQ/Enterprise Equity Income .............     Class B 0.95%           $  5.80                       1
EQ/Enterprise Equity Income .............     Class B 1.20%           $  5.71                     216
EQ/Enterprise Equity Income .............     Class B 1.25%           $  5.69                     224
EQ/Enterprise Equity Income .............     Class B 1.35%           $  5.66                     345
EQ/Enterprise Equity Income .............     Class B 1.40%           $  5.64                     780
EQ/Enterprise Equity Income .............     Class B 1.50%           $  5.61                     538
EQ/Enterprise Equity Income .............     Class B 1.55%           $  5.59                     306
EQ/Enterprise Equity Income .............     Class B 1.60%           $  5.57                     370
EQ/Enterprise Equity Income .............     Class B 1.65%           $  5.55                     208
EQ/Enterprise Equity Income .............     Class B 1.70%           $  5.54                      15
EQ/Enterprise Equity Income .............     Class B 1.80%           $  5.50                      --
EQ/Enterprise Equity Income .............     Class B 1.90%           $  5.47                      --

                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ------------------   -----------------   --------------------------
EQ/Enterprise Growth .......................     Class B 0.50%          $  4.67                      --
EQ/Enterprise Growth .......................     Class B 0.95%          $  4.54                      --
EQ/Enterprise Growth .......................     Class B 1.20%          $  4.47                      13
EQ/Enterprise Growth .......................     Class B 1.25%          $  4.46                     143
EQ/Enterprise Growth .......................     Class B 1.35%          $  4.43                      20
EQ/Enterprise Growth .......................     Class B 1.40%          $  4.42                      46
EQ/Enterprise Growth .......................     Class B 1.50%          $  4.39                     144
EQ/Enterprise Growth .......................     Class B 1.55%          $  4.38                       6
EQ/Enterprise Growth .......................     Class B 1.60%          $  4.36                      19
EQ/Enterprise Growth .......................     Class B 1.65%          $  4.35                      38
EQ/Enterprise Growth .......................     Class B 1.70%          $  4.34                      22
EQ/Enterprise Growth .......................     Class B 1.80%          $  4.31                      --
EQ/Enterprise Growth .......................     Class B 1.90%          $  4.28                      --

EQ/Enterprise Growth and Income ............     Class B 0.50%          $  5.44                      --
EQ/Enterprise Growth and Income ............     Class B 0.95%          $  5.29                      --
EQ/Enterprise Growth and Income ............     Class B 1.20%          $  5.21                      12
EQ/Enterprise Growth and Income ............     Class B 1.25%          $  5.19                      96
EQ/Enterprise Growth and Income ............     Class B 1.35%          $  5.16                      14
EQ/Enterprise Growth and Income ............     Class B 1.40%          $  5.15                      41
EQ/Enterprise Growth and Income ............     Class B 1.50%          $  5.11                     140
EQ/Enterprise Growth and Income ............     Class B 1.55%          $  5.10                       6
EQ/Enterprise Growth and Income ............     Class B 1.60%          $  5.08                      69
EQ/Enterprise Growth and Income ............     Class B 1.65%          $  5.07                      71
EQ/Enterprise Growth and Income ............     Class B 1.70%          $  5.05                      --
EQ/Enterprise Growth and Income ............     Class B 1.80%          $  5.02                      --
EQ/Enterprise Growth and Income ............     Class B 1.90%          $  4.99                      --

EQ/Enterprise Small Company Growth .........     Class B 0.50%          $  8.04                      --
EQ/Enterprise Small Company Growth .........     Class B 0.95%          $  7.82                      --
EQ/Enterprise Small Company Growth .........     Class B 1.20%          $  7.70                      19
EQ/Enterprise Small Company Growth .........     Class B 1.25%          $  7.67                      59
EQ/Enterprise Small Company Growth .........     Class B 1.35%          $  7.63                      29
EQ/Enterprise Small Company Growth .........     Class B 1.40%          $  7.60                      67
EQ/Enterprise Small Company Growth .........     Class B 1.50%          $  7.56                      91
EQ/Enterprise Small Company Growth .........     Class B 1.55%          $  7.53                      11
EQ/Enterprise Small Company Growth .........     Class B 1.60%          $  7.51                      22
EQ/Enterprise Small Company Growth .........     Class B 1.65%          $  7.49                      31
EQ/Enterprise Small Company Growth .........     Class B 1.70%          $  7.46                      59
EQ/Enterprise Small Company Growth .........     Class B 1.80%          $  7.42                      --
EQ/Enterprise Small Company Growth .........     Class B 1.90%          $  7.37                      --

EQ/Enterprise Small Company Value ..........     Class B 0.50%          $ 26.24                      --
EQ/Enterprise Small Company Value ..........     Class B 0.95%          $ 24.36                      --
EQ/Enterprise Small Company Value ..........     Class B 1.20%          $ 23.37                      62
EQ/Enterprise Small Company Value ..........     Class B 1.25%          $ 23.18                      78
EQ/Enterprise Small Company Value ..........     Class B 1.35%          $ 22.79                      72
EQ/Enterprise Small Company Value ..........     Class B 1.40%          $ 22.60                     173
EQ/Enterprise Small Company Value ..........     Class B 1.50%          $ 22.23                     190
EQ/Enterprise Small Company Value ..........     Class B 1.55%          $ 22.05                      63
EQ/Enterprise Small Company Value ..........     Class B 1.60%          $ 21.86                      74
EQ/Enterprise Small Company Value ..........     Class B 1.65%          $ 21.68                      76
EQ/Enterprise Small Company Value ..........     Class B 1.70%          $ 21.50                       9
EQ/Enterprise Small Company Value ..........     Class B 1.80%          $ 21.14                      --
EQ/Enterprise Small Company Value ..........     Class B 1.90%          $ 20.79                      --

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                       Contract charges     Unit Fair Value     Units Outstanding (000's)
                                      ------------------   -----------------   --------------------------
EQ/Equity 500 Index ...............     Class B 0.50%           $ 28.13                      --
EQ/Equity 500 Index ...............     Class B 0.95%           $ 26.78                      11
EQ/Equity 500 Index ...............     Class B 1.20%           $ 26.06                   9,053
EQ/Equity 500 Index ...............     Class B 1.25%           $ 11.73                   5,582
EQ/Equity 500 Index ...............     Class B 1.35%           $ 25.63                   9,685
EQ/Equity 500 Index ...............     Class B 1.40%           $ 25.49                  13,022
EQ/Equity 500 Index ...............     Class B 1.50%           $ 11.69                   8,691
EQ/Equity 500 Index ...............     Class B 1.55%           $ 25.07                   4,345
EQ/Equity 500 Index ...............     Class B 1.60%           $ 24.94                  11,584
EQ/Equity 500 Index ...............     Class B 1.65%           $ 11.67                   4,181
EQ/Equity 500 Index ...............     Class B 1.70%           $ 24.66                   1,386
EQ/Equity 500 Index ...............     Class B 1.80%           $ 24.39                     270
EQ/Equity 500 Index ...............     Class B 1.90%           $ 24.12                      19

EQ/Evergreen Omega ................     Class B 0.50%           $  8.77                      --
EQ/Evergreen Omega ................     Class B 0.95%           $  8.53                      --
EQ/Evergreen Omega ................     Class B 1.20%           $  8.40                   3,237
EQ/Evergreen Omega ................     Class B 1.25%           $ 11.31                   1,379
EQ/Evergreen Omega ................     Class B 1.35%           $  8.33                     573
EQ/Evergreen Omega ................     Class B 1.40%           $  8.30                   4,201
EQ/Evergreen Omega ................     Class B 1.50%           $ 11.27                   1,795
EQ/Evergreen Omega ................     Class B 1.55%           $  8.23                     400
EQ/Evergreen Omega ................     Class B 1.60%           $  8.20                   2,500
EQ/Evergreen Omega ................     Class B 1.65%           $ 11.25                   1,146
EQ/Evergreen Omega ................     Class B 1.70%           $  8.15                     377
EQ/Evergreen Omega ................     Class B 1.80%           $  8.10                       8
EQ/Evergreen Omega ................     Class B 1.90%           $  8.05                       7

EQ/FI Mid Cap .....................     Class B 0.50%           $ 11.56                      --
EQ/FI Mid Cap .....................     Class B 0.95%           $ 11.34                      29
EQ/FI Mid Cap .....................     Class B 1.20%           $ 11.21                  13,609
EQ/FI Mid Cap .....................     Class B 1.25%           $ 13.00                   3,775
EQ/FI Mid Cap .....................     Class B 1.35%           $ 11.14                   2,883
EQ/FI Mid Cap .....................     Class B 1.40%           $ 11.11                  17,707
EQ/FI Mid Cap .....................     Class B 1.50%           $ 12.96                   5,395
EQ/FI Mid Cap .....................     Class B 1.55%           $ 11.04                   4,997
EQ/FI Mid Cap .....................     Class B 1.60%           $ 11.02                  11,422
EQ/FI Mid Cap .....................     Class B 1.65%           $ 12.93                   3,260
EQ/FI Mid Cap .....................     Class B 1.70%           $ 10.97                   1,391
EQ/FI Mid Cap .....................     Class B 1.80%           $ 10.92                     127
EQ/FI Mid Cap .....................     Class B 1.90%           $ 10.87                      28

EQ/FI Small/Mid Cap Value .........     Class B 0.50%           $ 15.38                      --
EQ/FI Small/Mid Cap Value .........     Class B 0.95%           $ 14.86                      15
EQ/FI Small/Mid Cap Value .........     Class B 1.20%           $ 14.57                   9,029
EQ/FI Small/Mid Cap Value .........     Class B 1.25%           $ 12.87                   2,897
EQ/FI Small/Mid Cap Value .........     Class B 1.35%           $ 14.40                   2,481
EQ/FI Small/Mid Cap Value .........     Class B 1.40%           $ 14.35                  12,978
EQ/FI Small/Mid Cap Value .........     Class B 1.50%           $ 12.83                   4,167
EQ/FI Small/Mid Cap Value .........     Class B 1.55%           $ 14.18                   3,574
EQ/FI Small/Mid Cap Value .........     Class B 1.60%           $ 14.13                   7,736
EQ/FI Small/Mid Cap Value .........     Class B 1.65%           $ 12.80                   2,213
EQ/FI Small/Mid Cap Value .........     Class B 1.70%           $ 14.02                   1,007
EQ/FI Small/Mid Cap Value .........     Class B 1.80%           $ 13.91                      99
EQ/FI Small/Mid Cap Value .........     Class B 1.90%           $ 13.80                      32

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                             ------------------   -----------------   --------------------------
EQ/J.P. Morgan Core Bond .................     Class B 0.50%           $ 14.70                      --
EQ/J.P. Morgan Core Bond .................     Class B 0.95%           $ 14.24                      26
EQ/J.P. Morgan Core Bond .................     Class B 1.20%           $ 13.99                  11,977
EQ/J.P. Morgan Core Bond .................     Class B 1.25%           $ 10.50                   4,339
EQ/J.P. Morgan Core Bond .................     Class B 1.35%           $ 13.84                  10,774
EQ/J.P. Morgan Core Bond .................     Class B 1.40%           $ 13.79                  17,843
EQ/J.P. Morgan Core Bond .................     Class B 1.50%           $ 10.46                   6,436
EQ/J.P. Morgan Core Bond .................     Class B 1.55%           $ 13.65                   8,979
EQ/J.P. Morgan Core Bond .................     Class B 1.60%           $ 13.60                  15,208
EQ/J.P. Morgan Core Bond .................     Class B 1.65%           $ 10.44                   3,501
EQ/J.P. Morgan Core Bond .................     Class B 1.70%           $ 13.50                   1,343
EQ/J.P. Morgan Core Bond .................     Class B 1.80%           $ 13.41                     242
EQ/J.P. Morgan Core Bond .................     Class B 1.90%           $ 13.31                      56

EQ/Janus Large Cap Growth ................     Class B 0.50%           $  6.25                      --
EQ/Janus Large Cap Growth ................     Class B 0.95%           $  6.13                      24
EQ/Janus Large Cap Growth ................     Class B 1.20%           $  6.06                   5,744
EQ/Janus Large Cap Growth ................     Class B 1.25%           $ 11.60                     680
EQ/Janus Large Cap Growth ................     Class B 1.35%           $  6.02                   1,149
EQ/Janus Large Cap Growth ................     Class B 1.40%           $  6.01                   7,699
EQ/Janus Large Cap Growth ................     Class B 1.50%           $ 11.56                   1,141
EQ/Janus Large Cap Growth ................     Class B 1.55%           $  5.97                   5,897
EQ/Janus Large Cap Growth ................     Class B 1.60%           $  5.96                   6,714
EQ/Janus Large Cap Growth ................     Class B 1.65%           $ 11.54                     449
EQ/Janus Large Cap Growth ................     Class B 1.70%           $  5.93                     700
EQ/Janus Large Cap Growth ................     Class B 1.80%           $  5.91                      70
EQ/Janus Large Cap Growth ................     Class B 1.90%           $  5.88                      36

EQ/JP Morgan Value Opportunities .........     Class B 0.50%           $ 14.10                      --
EQ/JP Morgan Value Opportunities .........     Class B 0.95%           $ 13.61                      15
EQ/JP Morgan Value Opportunities .........     Class B 1.20%           $ 13.35                   3,942
EQ/JP Morgan Value Opportunities .........     Class B 1.25%           $ 12.02                     769
EQ/JP Morgan Value Opportunities .........     Class B 1.35%           $ 13.20                  16,352
EQ/JP Morgan Value Opportunities .........     Class B 1.40%           $ 13.15                   4,753
EQ/JP Morgan Value Opportunities .........     Class B 1.50%           $ 11.98                     815
EQ/JP Morgan Value Opportunities .........     Class B 1.55%           $ 12.99                   5,234
EQ/JP Morgan Value Opportunities .........     Class B 1.60%           $ 12.94                   5,325
EQ/JP Morgan Value Opportunities .........     Class B 1.65%           $ 11.96                     473
EQ/JP Morgan Value Opportunities .........     Class B 1.70%           $ 12.84                     370
EQ/JP Morgan Value Opportunities .........     Class B 1.80%           $ 12.74                     108
EQ/JP Morgan Value Opportunities .........     Class B 1.90%           $ 12.64                      22

EQ/Lazard Small Cap Value ................     Class B 0.50%           $ 17.65                      --
EQ/Lazard Small Cap Value ................     Class B 0.95%           $ 17.10                      16
EQ/Lazard Small Cap Value ................     Class B 1.20%           $ 16.80                   8,796
EQ/Lazard Small Cap Value ................     Class B 1.25%           $ 12.66                   3,850
EQ/Lazard Small Cap Value ................     Class B 1.35%           $ 16.63                   6,654
EQ/Lazard Small Cap Value ................     Class B 1.40%           $ 16.57                  12,065
EQ/Lazard Small Cap Value ................     Class B 1.50%           $ 12.61                   5,755
EQ/Lazard Small Cap Value ................     Class B 1.55%           $ 16.39                   3,013
EQ/Lazard Small Cap Value ................     Class B 1.60%           $ 16.33                   7,850
EQ/Lazard Small Cap Value ................     Class B 1.65%           $ 12.59                   2,979
EQ/Lazard Small Cap Value ................     Class B 1.70%           $ 16.22                     884
EQ/Lazard Small Cap Value ................     Class B 1.80%           $ 16.10                     127
EQ/Lazard Small Cap Value ................     Class B 1.90%           $ 15.99                      36

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                             ------------------   -----------------   --------------------------
EQ/Marsico Focus .........................     Class B 0.50%           $ 14.36                      --
EQ/Marsico Focus .........................     Class B 0.95%           $ 14.14                       5
EQ/Marsico Focus .........................     Class B 1.20%           $ 14.02                  14,238
EQ/Marsico Focus .........................     Class B 1.25%           $ 11.55                   4,974
EQ/Marsico Focus .........................     Class B 1.35%           $ 13.95                   2,102
EQ/Marsico Focus .........................     Class B 1.40%           $ 13.93                  21,440
EQ/Marsico Focus .........................     Class B 1.50%           $ 11.51                   7,104
EQ/Marsico Focus .........................     Class B 1.55%           $ 13.86                   1,251
EQ/Marsico Focus .........................     Class B 1.60%           $ 13.84                  11,463
EQ/Marsico Focus .........................     Class B 1.65%           $ 11.49                   5,249
EQ/Marsico Focus .........................     Class B 1.70%           $ 13.79                   1,938
EQ/Marsico Focus .........................     Class B 1.80%           $ 13.74                      66
EQ/Marsico Focus .........................     Class B 1.90%           $ 13.70                      12

EQ/Mercury Basic Value Equity ............     Class B 0.50%           $ 21.32                      --
EQ/Mercury Basic Value Equity ............     Class B 0.95%           $ 20.59                       1
EQ/Mercury Basic Value Equity ............     Class B 1.20%           $ 20.19                   6,364
EQ/Mercury Basic Value Equity ............     Class B 1.25%           $ 11.94                   4,028
EQ/Mercury Basic Value Equity ............     Class B 1.35%           $ 19.96                   4,699
EQ/Mercury Basic Value Equity ............     Class B 1.40%           $ 19.88                   9,113
EQ/Mercury Basic Value Equity ............     Class B 1.50%           $ 11.90                   6,079
EQ/Mercury Basic Value Equity ............     Class B 1.55%           $ 19.65                   1,430
EQ/Mercury Basic Value Equity ............     Class B 1.60%           $ 19.58                   4,909
EQ/Mercury Basic Value Equity ............     Class B 1.65%           $ 11.87                   3,020
EQ/Mercury Basic Value Equity ............     Class B 1.70%           $ 19.43                     802
EQ/Mercury Basic Value Equity ............     Class B 1.80%           $ 19.27                      59
EQ/Mercury Basic Value Equity ............     Class B 1.90%           $ 19.12                      39

EQ/Mercury International Value ...........     Class B 0.50%           $ 18.04                      --
EQ/Mercury International Value ...........     Class B 0.95%           $ 17.42                      35
EQ/Mercury International Value ...........     Class B 1.20%           $ 17.09                   4,781
EQ/Mercury International Value ...........     Class B 1.25%           $ 13.34                   1,602
EQ/Mercury International Value ...........     Class B 1.35%           $ 16.89                   9,124
EQ/Mercury International Value ...........     Class B 1.40%           $ 16.83                   6,084
EQ/Mercury International Value ...........     Class B 1.50%           $ 13.30                   2,381
EQ/Mercury International Value ...........     Class B 1.55%           $ 16.63                   3,356
EQ/Mercury International Value ...........     Class B 1.60%           $ 16.57                   5,077
EQ/Mercury International Value ...........     Class B 1.65%           $ 13.27                   1,161
EQ/Mercury International Value ...........     Class B 1.70%           $ 16.44                     522
EQ/Mercury International Value ...........     Class B 1.80%           $ 16.31                      68
EQ/Mercury International Value ...........     Class B 1.90%           $ 16.18                      19

EQ/MFS Emerging Growth Companies .........     Class B 0.50%           $ 14.09                      --
EQ/MFS Emerging Growth Companies .........     Class B 0.95%           $ 13.61                      31
EQ/MFS Emerging Growth Companies .........     Class B 1.20%           $ 13.35                   1,558
EQ/MFS Emerging Growth Companies .........     Class B 1.25%           $ 11.40                     530
EQ/MFS Emerging Growth Companies .........     Class B 1.35%           $ 13.19                   8,228
EQ/MFS Emerging Growth Companies .........     Class B 1.40%           $ 13.14                   2,192
EQ/MFS Emerging Growth Companies .........     Class B 1.50%           $ 11.36                     800
EQ/MFS Emerging Growth Companies .........     Class B 1.55%           $ 12.99                   2,867
EQ/MFS Emerging Growth Companies .........     Class B 1.60%           $ 12.94                   4,258
EQ/MFS Emerging Growth Companies .........     Class B 1.65%           $ 11.34                     369
EQ/MFS Emerging Growth Companies .........     Class B 1.70%           $ 12.84                     149
EQ/MFS Emerging Growth Companies .........     Class B 1.80%           $ 12.74                      14
EQ/MFS Emerging Growth Companies .........     Class B 1.90%           $ 12.64                       1

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                          Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                         ------------------   -----------------   --------------------------
EQ/MFS Investors Trust ...............................     Class B 0.50%          $  9.45                       --
EQ/MFS Investors Trust ...............................     Class B 0.95%          $  9.20                        6
EQ/MFS Investors Trust ...............................     Class B 1.20%          $  9.06                    4,211
EQ/MFS Investors Trust ...............................     Class B 1.25%          $ 11.64                      679
EQ/MFS Investors Trust ...............................     Class B 1.35%          $  8.98                    5,835
EQ/MFS Investors Trust ...............................     Class B 1.40%          $  8.95                    4,946
EQ/MFS Investors Trust ...............................     Class B 1.50%          $ 11.60                      742
EQ/MFS Investors Trust ...............................     Class B 1.55%          $  8.87                    5,788
EQ/MFS Investors Trust ...............................     Class B 1.60%          $  8.84                    8,941
EQ/MFS Investors Trust ...............................     Class B 1.65%          $ 11.58                      643
EQ/MFS Investors Trust ...............................     Class B 1.70%          $  8.79                      610
EQ/MFS Investors Trust ...............................     Class B 1.80%          $  8.74                       94
EQ/MFS Investors Trust ...............................     Class B 1.90%          $  8.68                       12

EQ/Money Market ......................................     Class B 0.00%          $ 38.75                       92
EQ/Money Market ......................................     Class B 0.50%          $ 34.45                       --
EQ/Money Market ......................................     Class B 0.95%          $ 30.98                       26
EQ/Money Market ......................................     Class B 1.20%          $ 29.20                    1,417
EQ/Money Market ......................................     Class B 1.25%          $  9.93                    1,335
EQ/Money Market ......................................     Class B 1.35%          $ 28.18                    2,938
EQ/Money Market ......................................     Class B 1.40%          $ 27.84                    2,473
EQ/Money Market ......................................     Class B 1.50%          $  9.89                    5,781
EQ/Money Market ......................................     Class B 1.55%          $ 26.87                    2,306
EQ/Money Market ......................................     Class B 1.60%          $ 26.55                    4,693
EQ/Money Market ......................................     Class B 1.65%          $  9.87                    1,005
EQ/Money Market ......................................     Class B 1.70%          $ 25.92                      349
EQ/Money Market ......................................     Class B 1.80%          $ 25.31                       28
EQ/Money Market ......................................     Class B 1.90%          $ 24.71                       10

EQ/Small Company Index ...............................     Class B 0.50%          $ 15.24                       --
EQ/Small Company Index ...............................     Class B 0.95%          $ 14.76                       16
EQ/Small Company Index ...............................     Class B 1.20%          $ 14.50                    4,174
EQ/Small Company Index ...............................     Class B 1.25%          $ 12.47                    1,702
EQ/Small Company Index ...............................     Class B 1.35%          $ 14.35                    2,622
EQ/Small Company Index ...............................     Class B 1.40%          $ 14.30                    6,730
EQ/Small Company Index ...............................     Class B 1.50%          $ 12.43                    2,712
EQ/Small Company Index ...............................     Class B 1.55%          $ 14.15                    1,001
EQ/Small Company Index ...............................     Class B 1.60%          $ 14.10                    3,996
EQ/Small Company Index ...............................     Class B 1.65%          $ 12.40                    1,215
EQ/Small Company Index ...............................     Class B 1.70%          $ 14.00                      575
EQ/Small Company Index ...............................     Class B 1.80%          $ 13.90                       40
EQ/Small Company Index ...............................     Class B 1.90%          $ 13.80                        6

EQ/Wells Fargo Montgomery Small Cap ..................     Class B 1.25%          $ 11.37                        4
EQ/Wells Fargo Montgomery Small Cap ..................     Class B 1.50%          $ 11.37                       13
EQ/Wells Fargo Montgomery Small Cap ..................     Class B 1.65%          $ 11.36                        6
EQ/Wells Fargo Montgomery Small Cap ..................     Class B 1.70%          $ 11.36                        1

Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.20%          $ 10.16                      339
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.25%          $ 10.41                      417
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.40%          $ 10.14                      774
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.50%          $ 10.37                      958
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.60%          $ 10.12                      360
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.65%          $ 10.35                      878
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.70%          $ 10.35                      143

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2004


                                          Contract charges     Unit Fair Value     Units Outstanding (000's)
                                         ------------------   -----------------   --------------------------
U.S. Real Estate -- Class II .........     Class B 1.20%           $ 12.73                     934
U.S. Real Estate -- Class II .........     Class B 1.25%           $ 14.79                   1,552
U.S. Real Estate -- Class II .........     Class B 1.40%           $ 12.71                   2,062
U.S. Real Estate -- Class II .........     Class B 1.50%           $ 14.74                   2,998
U.S. Real Estate -- Class II .........     Class B 1.60%           $ 12.69                     435
U.S. Real Estate -- Class II .........     Class B 1.65%           $ 14.71                   1,107
U.S. Real Estate -- Class II .........     Class B 1.70%           $ 14.70                     334


                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    AXA Aggressive  AXA Conservative   AXA Conservative-Plus
                                                      Allocation       Allocation            Allocation
                                                   --------------- ------------------ -----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $ 2,675,436       $2,283,132            $4,291,751
 Expenses:
  Asset-based charges ............................     1,425,370          631,295             1,298,747
                                                     -----------       ----------            ----------
Net Investment Income (Loss) .....................     1,250,066        1,651,837             2,993,004
                                                     -----------       ----------            ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      (889,808)         366,321               166,391
  Realized gain distribution from The Trusts .....        60,885           24,905                64,736
                                                     -----------       ----------            ----------
 Net realized gain (loss) ........................      (828,923)         391,226               231,127
                                                     -----------       ----------            ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................    17,625,861        1,340,644             6,357,620
                                                     -----------       ----------            ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    16,796,938        1,731,870             6,588,747
                                                     -----------       ----------            ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $18,047,004       $3,383,707            $9,581,751
                                                     ===========       ==========            ==========


                                                    AXA Moderate   AXA Moderate-Plus    AXA Premier VIP    AXA Premier VIP
                                                     Allocation        Allocation      Aggressive Equity      Core Bond
                                                   -------------- ------------------- ------------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $ 41,639,371      $16,497,825        $         --       $ 18,217,226
 Expenses:
  Asset-based charges ............................    15,908,593        5,444,793           1,541,900          7,940,703
                                                    ------------      -----------        ------------       ------------
Net Investment Income (Loss) .....................    25,730,778       11,053,032          (1,541,900)        10,276,523
                                                    ------------      -----------        ------------       ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     8,665,208          621,021          (2,390,443)         1,358,269
  Realized gain distribution from The Trusts .....            --          203,993                  --          3,149,856
                                                    ------------      -----------        ------------       ------------
 Net realized gain (loss) ........................     8,665,208          825,014          (2,390,443)         4,508,125
                                                    ------------      -----------        ------------       ------------
 Change in unrealized appreciation
  (depreciation) of investments ..................    68,638,009       56,938,813          14,973,900         (1,219,137)
                                                    ------------      -----------        ------------       ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    77,303,217       57,763,827          12,583,457          3,288,989
                                                    ------------      -----------        ------------       ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $103,033,995      $68,816,859        $ 11,041,557       $ 13,565,511
                                                    ============      ===========        ============       ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    AXA Premier VIP  AXA Premier VIP      AXA Premier VIP        AXA Premier VIP
                                                      Health Care       High Yield     International Equity   Large Cap Core Equity
                                                   ---------------- ----------------- ----------------------  ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $ 6,514,581     $ 51,416,424          $ 4,204,839             $2,920,258
 Expenses:
  Asset-based charges ............................      2,240,605       10,929,054            2,460,046              1,687,675
                                                      -----------     ------------          -----------             ----------
Net Investment Income (Loss) .....................      4,273,976       40,487,370            1,744,793              1,232,583
                                                      -----------     ------------          -----------             ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      4,465,571       (1,768,121)           6,114,602              3,070,614
  Realized gain distribution from The Trusts .....      4,849,091               --            2,218,920              2,924,372
                                                      -----------     ------------          -----------             ----------
 Net realized gain (loss) ........................      9,314,662       (1,768,121)           8,333,522              5,994,986
                                                      -----------     ------------          -----------             ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      3,013,044       15,403,350           19,828,901              2,665,684
                                                      -----------     ------------          -----------             ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     12,327,706       13,635,229           28,162,423              8,660,670
                                                      -----------     ------------          -----------             ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $16,601,682     $ 54,122,599          $29,907,216             $9,893,253
                                                      ===========     ============          ===========             ==========


                                                        AXA Premier VIP   AXA Premier VIP       AXA Premier VIP
                                                       Large Cap Growth   Large Cap Value     Small/Mid Cap Growth
                                                     ------------------ -----------------     --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................       $         --       $18,262,912           $ 4,566,118
 Expenses:
  Asset-based charges ............................          3,340,586         3,809,411             4,145,274
                                                         ------------       -----------           -----------
Net Investment Income (Loss) .....................         (3,340,586)       14,453,501               420,844
                                                         ------------       -----------           -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          5,507,044         6,233,963             9,193,647
  Realized gain distribution from The Trusts .....                 --         2,926,511               608,192
                                                         ------------       -----------           -----------
 Net realized gain (loss) ........................          5,507,044         9,160,474             9,801,839
                                                         ------------       -----------           -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................         11,109,829        12,104,794            20,914,849
                                                         ------------       -----------           -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         16,616,873        21,265,268            30,716,688
                                                         ------------       -----------           -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................       $ 13,276,287       $35,718,769           $31,137,532
                                                         ============       ===========           ===========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                      AXA Premier VIP     AXA Premier VIP     EQ/Alliance
                                                    Small/Mid Cap Value      Technology      Common Stock
                                                   --------------------- ----------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $11,762,008         $ 1,459,810     $  10,815,043
 Expenses:
  Asset-based charges ............................        4,063,373           2,265,930        14,500,506
                                                        -----------         -----------     -------------
Net Investment Income (Loss) .....................        7,698,635            (806,120)       (3,685,463)
                                                        -----------         -----------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        9,274,749           2,886,465       (19,524,741)
  Realized gain distribution from The Trusts .....        6,372,102                  --                --
                                                        -----------         -----------     -------------
 Net realized gain (loss) ........................       15,646,851           2,886,465       (19,524,741)
                                                        -----------         -----------     -------------
 Change in unrealized appreciation
  (depreciation) of investments ..................       16,091,755          13,689,601       148,727,751
                                                        -----------         -----------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       31,738,605          16,576,066       129,203,010
                                                        -----------         -----------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $39,437,241         $15,769,946     $ 125,517,547
                                                        ===========         ===========     =============


                                                                         EQ/Alliance
                                                                         Intermediate
                                                       EQ/Alliance        Government     EQ/Alliance      EQ/Alliance
                                                    Growth and Income     Securities    International   Premier Growth
                                                   ------------------- --------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $ 8,684,959      $ 10,248,756     $ 6,142,249    $           --
 Expenses:
  Asset-based charges ............................       7,441,382         4,804,773       4,086,787         4,835,377
                                                       -----------      ------------     -----------    --------------
Net Investment Income (Loss) .....................       1,243,577         5,443,983       2,055,462        (4,835,377)
                                                       -----------      ------------     -----------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       9,370,148        (1,806,123)      8,692,293       (23,216,807)
  Realized gain distribution from The Trusts .....              --            16,947              --                --
                                                       -----------      ------------     -----------    --------------
 Net realized gain (loss) ........................       9,370,148        (1,789,176)      8,692,293       (23,216,807)
                                                       -----------      ------------     -----------    --------------
 Change in unrealized appreciation
  (depreciation) of investments ..................      48,376,892        (2,195,726)     39,065,655        49,959,591
                                                       -----------      ------------     -----------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      57,747,040        (3,984,902)     47,757,948        26,742,784
                                                       -----------      ------------     -----------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $58,990,617      $  1,459,081     $49,813,410    $   21,907,407
                                                       ===========      ============     ===========    ==============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                   EQ/Alliance      EQ/Alliance        EQ/Bernstein           EQ/Calvert
                                                  Quality Bond   Small Cap Growth   Diversified Value    Socially Responsible
                                                 -------------- ------------------ -------------------  ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ....................  $ 11,547,350     $         --        $ 15,765,215          $        --
 Expenses:
  Asset-based charges ..........................     4,073,282        5,048,783          15,309,183              377,153
                                                  ------------     ------------        ------------          -----------
Net Investment Income (Loss) ...................     7,474,068       (5,048,783)            456,032             (377,153)
                                                  ------------     ------------        ------------          -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........       385,390        2,910,528          11,079,739              736,591
  Realized gain distribution from The Trusts ...       796,964               --           8,113,920                   --
                                                  ------------     ------------        ------------          -----------
 Net realized gain (loss) ......................     1,182,354        2,910,528          19,193,659              736,591
                                                  ------------     ------------        ------------          -----------
 Change in unrealized appreciation
  (depreciation) of investments ................    (2,399,961)      45,577,615         108,422,137              372,522
                                                  ------------     ------------        ------------          -----------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................    (1,217,607)      48,488,143         127,615,796            1,109,113
                                                  ------------     ------------        ------------          -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................  $  6,256,461     $ 43,439,360        $128,071,828          $   731,960
                                                  ============     ============        ============          ===========


                                                      EQ/Capital           EQ/Capital                EQ/Capital
                                                   Guardian Growth   Guardian International       Guardian Research
                                                  ----------------- ------------------------     ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ....................    $   1,253,734          $ 6,941,071              $  4,138,065
 Expenses:
  Asset-based charges ..........................        3,433,994            6,115,240                 8,835,249
                                                    -------------          -----------              ------------
Net Investment Income (Loss) ...................       (2,180,260)             825,831                (4,697,184)
                                                    -------------          -----------              ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........       (9,383,756)           2,805,403                10,271,641
  Realized gain distribution from The Trusts ...               --                   --                        --
                                                    -------------          -----------              ------------
 Net realized gain (loss) ......................       (9,383,756)           2,805,403                10,271,641
                                                    -------------          -----------              ------------
 Change in unrealized appreciation
  (depreciation) of investments ................       20,593,789           51,810,215                52,195,696
                                                    -------------          -----------              ------------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................       11,210,033           54,615,618                62,467,337
                                                    -------------          -----------              ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................    $   9,029,773          $55,441,449              $ 57,770,153
                                                    =============          ===========              ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                      EQ/Capital          EQ/Emerging    EQ/Enterprise      EQ/Enterprise
                                                 Guardian U.S. Equity   Markets Equity     Equity (a)     Equity Income (a)
                                                ---------------------- ---------------- ---------------  -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................      $  3,735,594        $  1,630,677      $     --            $126,299
 Expenses:
  Asset-based charges .........................         9,979,494           3,076,835         4,456              17,104
                                                     ------------        ------------      --------            --------
Net Investment Income (Loss) ..................        (6,243,900)         (1,446,158)       (4,456)            109,195
                                                     ------------        ------------      --------            --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........         9,599,830          16,356,042         8,343               3,136
  Realized gain distribution from The Trusts ..                --                  --            --                  --
                                                     ------------        ------------      --------            --------
 Net realized gain (loss) .....................         9,599,830          16,356,042         8,343               3,136
                                                     ------------        ------------      --------            --------
 Change in unrealized appreciation
  (depreciation) of investments ...............        53,423,505          31,991,412        74,904             175,301
                                                     ------------        ------------      --------            --------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................        63,023,335          48,347,454        83,247             178,437
                                                     ------------        ------------      --------            --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................      $ 56,779,435        $ 46,901,296      $ 78,791            $287,632
                                                     ============        ============      ========            ========


                                                  EQ/Enterprise       EQ/Enterprise              EQ/Enterprise
                                                    Growth (a)    Growth and Income(a)      Small Company Growth (a)
                                                 --------------- ----------------------    -------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................      $ 1,998             $16,199                   $     --
 Expenses:
  Asset-based charges .........................        2,703               2,877                      3,165
                                                     -------             -------                   --------
Net Investment Income (Loss) ..................         (705)             13,322                     (3,165)
                                                     -------             -------                   --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........        2,240               1,907                     45,936
  Realized gain distribution from The Trusts ..           --                  --                         --
                                                     -------             -------                   --------
 Net realized gain (loss) .....................        2,240               1,907                     45,936
                                                     -------             -------                   --------
 Change in unrealized appreciation
  (depreciation) of investments ...............       43,847              49,197                     61,580
                                                     -------             -------                   --------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................       46,087              51,104                    107,516
                                                     -------             -------                   --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................      $45,382             $64,426                   $104,351
                                                     =======             =======                   ========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                      EQ/Enterprise
                                                 Small Company Value (a)  EQ/Equity 500 Index    EQ/Evergreen Omega   EQ/FI Mid Cap
                                                 -----------------------  -------------------   -------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................         $ 13,942              $ 19,878,563         $     389,653       $15,087,342
 Expenses:
  Asset-based charges .........................           17,768                18,586,569             1,565,543         8,409,308
                                                        --------              ------------         -------------       -----------
Net Investment Income (Loss) ..................           (3,826)                1,291,994            (1,175,890)        6,678,034
                                                        --------              ------------         -------------       -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........           14,223                 7,559,886             3,590,986        10,321,032
  Realized gain distribution from The Trusts ..          279,632                        --                    --        26,960,694
                                                        --------              ------------         -------------       -----------
 Net realized gain (loss) .....................          293,855                 7,559,886             3,590,986        37,281,726
                                                        --------              ------------         -------------       -----------
 Change in unrealized appreciation
  (depreciation) of investments ...............          278,469               104,623,711             5,326,163        46,346,933
                                                        --------              ------------         -------------       -----------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................          572,324               112,183,597             8,917,149        83,628,659
                                                        --------              ------------         -------------       -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................         $568,498              $113,475,591         $   7,741,259       $90,306,693
                                                        ========              ============         =============       ===========


                                                  EQ/FI Small/Mid   EQ/J.P. Morgan         EQ/Janus
                                                     Cap Value         Core Bond       Large Cap Growth
                                                 ----------------- ----------------   -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................     $13,953,803      $ 41,982,848       $    452,663
 Expenses:
  Asset-based charges .........................       7,423,390        14,514,826          2,511,643
                                                    -----------      ------------       ------------
Net Investment Income (Loss) ..................       6,530,413        27,468,022         (2,058,980)
                                                    -----------      ------------       ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........       6,114,490         3,416,947         (2,177,565)
  Realized gain distribution from The Trusts ..      35,793,440         2,605,119                 --
                                                    -----------      ------------       ------------
 Net realized gain (loss) .....................      41,907,930         6,022,066         (2,177,565)
                                                    -----------      ------------       ------------
 Change in unrealized appreciation
  (depreciation) of investments ...............      37,064,059        (7,850,327)        22,307,352
                                                    -----------      ------------       ------------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................      78,971,989        (1,828,261)        20,129,787
                                                    -----------      ------------       ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................     $85,502,402      $ 25,639,761       $ 18,070,807
                                                    ===========      ============       ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                        EQ/JP Morgan         EQ/Lazard
                                                    Value Opportunities   Small Cap Value   EQ/Marsico Focus
                                                   --------------------- ----------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $ 6,130,731         $ 40,825,378     $           --
 Expenses:
  Asset-based charges ............................        6,739,850            9,298,827         10,777,877
                                                        -----------         ------------     --------------
Net Investment Income (Loss) .....................         (609,119)          31,526,551        (10,777,877)
                                                        -----------         ------------     --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          846,840           13,618,704         10,889,884
  Realized gain distribution from The Trusts .....               --           36,852,169                 --
                                                        -----------         ------------     --------------
 Net realized gain (loss) ........................          846,840           50,470,873         10,889,884
                                                        -----------         ------------     --------------
 Change in unrealized appreciation
  (depreciation) of investments ..................       42,080,496           19,683,165         77,330,467
                                                        -----------         ------------     --------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       42,927,336           70,154,038         88,220,351
                                                        -----------         ------------     --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $42,318,217         $101,680,589     $   77,442,474
                                                        ===========         ============     ==============


                                                        EQ/Mercury            EQ/Mercury        EQ/MFS Emerging       EQ/MFS
                                                    Basic Value Equity   International Value   Growth Companies   Investors Trust
                                                   -------------------- --------------------- ------------------ ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $13,688,811          $ 7,582,775        $           --     $  1,609,341
 Expenses:
  Asset-based charges ............................        8,160,845            6,330,115             3,699,564        4,051,330
                                                        -----------          -----------        --------------     ------------
Net Investment Income (Loss) .....................        5,527,966            1,252,660            (3,699,564)      (2,441,989)
                                                        -----------          -----------        --------------     ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        8,025,259            1,169,719           (11,266,283)      (3,548,954)
  Realized gain distribution from The Trusts .....       19,475,359                   --                    --               --
                                                        -----------          -----------        --------------     ------------
 Net realized gain (loss) ........................       27,500,618            1,169,719           (11,266,283)      (3,548,954)
                                                        -----------          -----------        --------------     ------------
 Change in unrealized appreciation
  (depreciation) of investments ..................       21,435,828           85,644,793            41,670,003       32,243,648
                                                        -----------          -----------        --------------     ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       48,936,446           86,814,512            30,403,720       28,694,694
                                                        -----------          -----------        --------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $54,464,412          $88,067,172        $   26,704,156     $ 26,252,705
                                                        ===========          ===========        ==============     ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    EQ/Money Market   EQ/Small Company Index
                                                   ----------------- ------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $  4,108,798           $ 7,184,220
 Expenses:
  Asset-based charges ............................      8,213,030             4,108,346
                                                     ------------           -----------
Net Investment Income (Loss) .....................     (4,104,232)            3,075,874
                                                     ------------           -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     (1,016,291)           17,637,927
  Realized gain distribution from The Trusts .....             --             5,139,930
                                                     ------------           -----------
 Net realized gain (loss) ........................     (1,016,291)           22,777,857
                                                     ------------           -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      1,176,803            18,752,177
                                                     ------------           -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        160,512            41,530,034
                                                     ------------           -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    ($3,943,720)          $44,605,908
                                                     ============           ===========


                                                       EQ/Wells Fargo        Laudus Rosenberg VIT
                                                    Montgomery Small Cap   Value Long/Short Equity   U.S. Real Estate -- Class II
                                                   ---------------------- ------------------------- -----------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................        $     --               $        --                 $   686,971
 Expenses:
  Asset-based charges ............................            (253)                  265,783                     628,142
                                                          --------               -----------                 -----------
Net Investment Income (Loss) .....................            (253)                 (265,783)                     58,829
                                                          --------               -----------                 -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............              --                    41,986                     322,246
  Realized gain distribution from The Trusts .....              --                        --                     505,779
                                                          --------               -----------                 -----------
 Net realized gain (loss) ........................              --                    41,986                     828,025
                                                          --------               -----------                 -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................         440,822                   473,309                  17,793,045
                                                          --------               -----------                 -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         440,822                   515,295                  18,621,070
                                                          --------               -----------                 -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................        $440,569               $   249,512                 $18,679,899
                                                          ========               ===========                 ===========

-------
(a) Commenced operations on October 25, 2004.
The accompanying notes are an integral part of these financial statements.


                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                     AXA Aggressive Allocation (b)   AXA Conservative Allocation (b)
                                                   --------------------------------- --------------------------------
                                                         2004             2003             2004            2003
                                                   ---------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $  1,250,066      $   8,582      $  1,651,837      $  34,555
 Net realized gain (loss) on investments .........       (828,923)           166           391,226          1,588
 Change in unrealized appreciation
  (depreciation) of investments ..................     17,625,861        185,179         1,340,644          6,089
                                                     ------------      ---------      ------------      ---------
 Net increase (decrease) in net assets from
  operations .....................................     18,047,004        193,927         3,383,707         42,232
                                                     ------------      ---------      ------------      ---------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    156,554,106      6,467,036        62,277,776      4,548,852
  Transfers between funds including
   guaranteed interest account, net ..............     48,184,265         17,395        27,630,660        417,888
  Transfers for contract benefits and
   terminations ..................................     (2,095,193)        (1,046)       (2,392,278)       (14,689)
  Contract maintenance charges ...................       (162,559)            --          (115,253)            --
                                                     ------------      ---------      ------------      ---------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    202,480,619      6,483,385        87,400,905      4,952,051
                                                     ------------      ---------      ------------      ---------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         47,403        105,797            77,437        104,232
                                                     ------------      ---------      ------------      ---------
Increase (Decrease) in Net Assets ................    220,575,026      6,783,109        90,862,049      5,098,515
Net Assets -- Beginning of Period ................      6,783,109             --         5,098,515             --
                                                     ------------      ---------      ------------      ---------
Net Assets -- End of Period ......................   $227,358,135      $6,783,109     $ 95,960,564      $5,098,515
                                                     ============      ==========     ============      ==========
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         83,537            626            12,117            490
 Units Redeemed ..................................        (64,506)            (1)           (3,599)            (7)
                                                     ------------      ------------   ------------      ------------
 Net Increase (Decrease) .........................         19,031            625             8,518            483
                                                     ============      ===========    ============      ===========


                                                        AXA Conservative-Plus
                                                           Allocation (b)                AXA Moderate Allocation
                                                   ------------------------------- -----------------------------------
                                                         2004            2003             2004              2003
                                                   ---------------- -------------- ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $  2,993,004     $   72,295     $   25,730,778    $   7,962,574
 Net realized gain (loss) on investments .........        231,127          6,184          8,665,208          335,685
 Change in unrealized appreciation
  (depreciation) of investments ..................      6,357,620         83,482         68,638,009       54,136,993
                                                     ------------     ----------     --------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................      9,581,751        161,961        103,033,995       62,435,252
                                                     ------------     ----------     --------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    136,560,768      8,428,207        791,453,620      327,309,596
  Transfers between funds including
   guaranteed interest account, net ..............     49,616,915         (7,167)       212,303,320      141,888,694
  Transfers for contract benefits and
   terminations ..................................     (5,401,742)       (23,535)       (49,628,748)     (13,874,768)
  Contract maintenance charges ...................       (203,264)            --         (5,870,217)      (1,166,793)
                                                     ------------     ----------     --------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    180,572,677      8,397,505        948,257,975      454,156,729
                                                     ------------     ----------     --------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         52,927        108,883             41,283           35,525
                                                     ------------     ----------     --------------    -------------
Increase (Decrease) in Net Assets ................    190,207,355      8,668,349      1,051,333,253      516,627,506
Net Assets -- Beginning of Period ................      8,668,349             --        653,911,301      137,283,795
                                                     ------------     ----------     --------------    -------------
Net Assets -- End of Period ......................   $198,875,704     $8,668,349     $1,705,244,554    $ 653,911,301
                                                     ============     ==========     ==============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         21,234            853             89,349           16,569
 Units Redeemed ..................................         (3,856)           (32)           (13,514)          (1,501)
                                                     ------------     ----------     --------------    -------------
 Net Increase (Decrease) .........................         17,378            821             75,835           15,068
                                                     ============     ==========     ==============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   AXA Moderate-Plus Allocation (b) AXA Premier VIP Aggressive Equity
                                                   -------------------------------- ---------------------------------
                                                         2004             2003            2004             2003
                                                   ---------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  11,053,032     $   110,169     $ (1,541,900)    $ (1,087,687)
 Net realized gain (loss) on investments .........        825,014           9,579       (2,390,443)      (6,159,584)
 Change in unrealized appreciation
  (depreciation) of investments ..................     56,938,813         707,041       14,973,900       30,769,957
                                                    -------------     -----------     ------------     ------------
 Net increase (decrease) in net assets from
  operations .....................................     68,816,859         826,789       11,041,557       23,522,686
                                                    -------------     -----------     ------------     ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    658,378,541      24,347,565       16,895,586       18,360,852
  Transfers between funds including
   guaranteed interest account, net ..............    216,717,689         891,591       (1,239,647)       4,020,784
  Transfers for contract benefits and
   terminations ..................................    (13,655,662)       (286,396)      (7,597,848)      (5,100,506)
  Contract maintenance charges ...................       (644,576)             --         (504,848)        (245,716)
                                                    -------------     -----------     ------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    860,795,992      24,952,760        7,553,243       17,035,414
                                                    -------------     -----------     ------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         36,119         107,143           77,677           27,140
                                                    -------------     -----------     ------------     ------------
Increase (Decrease) in Net Assets ................    929,648,970      25,886,692       18,672,477       40,585,240
Net Assets -- Beginning of Period ................     25,886,692              --      101,412,270       60,827,030
                                                    -------------     -----------     ------------     ------------
Net Assets -- End of Period ......................  $ 955,535,662     $25,886,692     $120,084,747     $101,412,270
                                                    =============     ===========     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         90,053           2,450            1,914              849
 Units Redeemed ..................................         (9,719)            (35)            (891)            (380)
                                                    -------------     -----------     ------------     ------------
 Net Increase (Decrease) .........................         80,334           2,415            1,023              469
                                                    =============     ===========     ============     ============


                                                       AXA Premier VIP Core Bond       AXA Premier VIP Health Care
                                                   --------------------------------- --------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  10,276,523    $   8,589,672     $  4,273,976    $    106,187
 Net realized gain (loss) on investments .........      4,508,125        1,418,423        9,314,662         489,937
 Change in unrealized appreciation
  (depreciation) of investments ..................     (1,219,137)      (2,615,602)       3,013,044      15,397,189
                                                    -------------    -------------     ------------    ------------
 Net increase (decrease) in net assets from
  operations .....................................     13,565,511        7,392,493       16,601,682      15,993,313
                                                    -------------    -------------     ------------    ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    118,496,240      270,391,237       49,302,807      52,732,039
  Transfers between funds including
   guaranteed interest account, net ..............     (4,892,940)      54,821,760       23,472,013      22,089,039
  Transfers for contract benefits and
   terminations ..................................    (30,256,245)     (19,811,144)      (5,638,793)     (2,066,728)
  Contract maintenance charges ...................     (3,964,770)      (1,457,974)      (1,109,717)       (224,556)
                                                    -------------    -------------     ------------    ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     79,382,285      303,943,879       66,026,310      72,529,794
                                                    -------------    -------------     ------------    ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         44,572           86,574           61,654          45,539
                                                    -------------    -------------     ------------    ------------
Increase (Decrease) in Net Assets ................     92,992,368      311,422,946       82,689,646      88,568,646
Net Assets -- Beginning of Period ................    516,199,291      204,776,345      113,833,005      25,264,359
                                                    -------------    -------------     ------------    ------------
Net Assets -- End of Period ......................  $ 609,191,659    $ 516,199,291     $196,522,651    $113,833,005
                                                    =============    =============     ============    ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         25,401           42,612           10,642           9,800
 Units Redeemed ..................................        (17,615)         (14,448)          (4,468)         (1,613)
                                                    -------------    -------------     ------------    ------------
 Net Increase (Decrease) .........................          7,786           28,164            6,174           8,187
                                                    =============    =============     ============    ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    AXA Premier VIP International
                                                   AXA Premier VIP High Yield                  Equity
                                                --------------------------------- ---------------------------------
                                                      2004             2003             2004             2003
                                                ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $  40,487,370    $  24,725,720     $  1,744,793     $   (311,259)
 Net realized gain (loss) on investments ......     (1,768,121)      (7,573,108)       8,333,522        1,355,338
 Change in unrealized appreciation
  (depreciation) of investments ...............  $  15,403,350    $  59,507,578       19,828,901       19,882,062
                                                 -------------    -------------     ------------     ------------
 Net increase (decrease) in net assets from
  operations ..................................     54,122,599       76,660,190       29,907,216       20,926,141
                                                 -------------    -------------     ------------     ------------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......    172,015,565      258,400,960       70,339,810       48,557,182
  Transfers between funds including
   guaranteed interest account, net ...........     14,518,520      138,042,541       31,571,518       25,030,459
  Transfers for contract benefits and
   terminations ...............................    (48,837,418)     (27,444,387)      (5,876,789)      (1,737,289)
  Contract maintenance charges ................     (4,342,090)      (1,143,945)      (1,086,297)        (250,052)
                                                 -------------    -------------     ------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions .................    133,354,577      367,855,169       94,948,242       71,600,300
                                                 -------------    -------------     ------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 ....         43,506           43,802           50,272           53,139
                                                 -------------    -------------     ------------     ------------
Increase (Decrease) in Net Assets .............    187,520,682      444,559,161      124,905,730       92,579,580
Net Assets -- Beginning of Period .............    673,254,453      228,695,292      117,674,983       25,095,403
                                                 -------------    -------------     ------------     ------------
Net Assets -- End of Period ...................  $ 860,775,135    $ 673,254,453     $242,580,713     $117,674,983
                                                 =============    =============     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued .................................         23,466           21,637           15,379           14,974
 Units Redeemed ...............................        (11,122)          (6,220)          (7,012)          (6,840)
                                                 -------------    -------------     ------------     ------------
 Net Increase (Decrease) ......................         12,344           15,417            8,367            8,134
                                                 =============    =============     ============     ============


                                                 AXA Premier VIP Large Cap Core
                                                             Equity               AXA Premier VIP Large Cap Growth
                                                --------------------------------- ---------------------------------
                                                      2004             2003             2004             2003
                                                ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $  1,232,583     $   (751,765)    $ (3,340,586)    $ (1,617,545)
 Net realized gain (loss) on investments ......      5,994,986         (381,630)       5,507,044         (240,941)
 Change in unrealized appreciation
  (depreciation) of investments ...............      2,665,684       16,593,880       11,109,829       30,535,004
                                                  ------------     ------------     ------------     ------------
 Net increase (decrease) in net assets from
  operations ..................................      9,893,253       15,460,485       13,276,287       28,676,518
                                                  ------------     ------------     ------------     ------------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......     23,311,992       42,401,814       60,720,555       81,013,224
  Transfers between funds including
   guaranteed interest account, net ...........      5,667,087       18,516,595       14,965,209       43,176,732
  Transfers for contract benefits and
   terminations ...............................     (4,581,575)      (2,171,301)      (9,238,200)      (4,561,757)
  Contract maintenance charges ................       (856,159)        (251,955)      (1,640,288)        (483,706)
                                                  ------------     ------------     ------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions .................     23,541,345       58,495,153       64,807,276      119,144,493
                                                  ------------     ------------     ------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 ....         82,345           66,907           55,663           51,670
                                                  ------------     ------------     ------------     ------------
Increase (Decrease) in Net Assets .............     33,516,943       74,022,545       78,139,226      147,872,681
Net Assets -- Beginning of Period .............    102,252,414       28,229,869      197,135,492       49,262,811
                                                  ------------     ------------     ------------     ------------
Net Assets -- End of Period ...................   $135,769,357     $102,252,414     $275,274,718     $197,135,492
                                                  ============     ============     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued .................................          4,561            8,370           13,069           17,780
 Units Redeemed ...............................         (2,038)          (1,492)          (6,525)          (2,542)
                                                  ------------     ------------     ------------     ------------
 Net Increase (Decrease) ......................          2,253            6,878            6,544           15,238
                                                  ============     ============     ============     ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   AXA Premier VIP Small/Mid Cap
                                                AXA Premier VIP Large Cap Value               Growth
                                               --------------------------------- ---------------------------------
                                                     2004             2003             2004             2003
                                               ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $  14,453,501     $  1,787,186    $     420,844     $    673,867
 Net realized gain (loss) on investments .....      9,160,474         (692,054)       9,801,839         (237,398)
 Change in unrealized appreciation
  (depreciation) of investments ..............     12,104,794       33,896,291       20,914,849       45,055,182
                                                -------------     ------------    -------------     ------------
 Net increase (decrease) in net assets from
  operations .................................     35,718,769       34,991,423       31,137,532       45,491,651
                                                -------------     ------------    -------------     ------------
Contractowners Transactions:
 Contributions and Transfers: ................
  Payments received from contractowners ......     73,070,891       80,654,504       74,577,288      100,358,681
  Transfers between funds including
   guaranteed interest account, net ..........     39,223,367       40,672,785        7,547,504       55,224,071
  Transfers for contract benefits and
   terminations ..............................    (11,056,605)      (3,962,869)     (11,462,810)      (5,394,208)
  Contract maintenance charges ...............     (1,836,940)        (493,715)      (2,032,153)        (545,306)
                                                -------------     ------------    -------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ................     99,400,713      116,870,705       68,629,829      149,643,238
                                                -------------     ------------    -------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49....         55,880           45,640           48,432           55,036
                                                -------------     ------------    -------------     ------------
Increase (Decrease) in Net Assets ............    135,175,362      151,907,768       99,815,793      195,189,925
Net Assets -- Beginning of Period ............    207,077,260       55,169,492      246,795,941       51,606,016
                                                -------------     ------------    -------------     ------------
Net Assets -- End of Period ..................  $ 342,252,622     $207,077,260    $ 346,611,734     $246,795,941
                                                =============     ============    =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ................................         15,309           15,207           15,616           24,245
 Units Redeemed ..............................         (6,306)          (1,942)          (8,812)          (3,889)
                                                -------------     ------------    -------------     ------------
 Net Increase (Decrease) .....................          9,003           13,265            6,804           20,356
                                                =============     ============    =============     ============


                                                 AXA Premier VIP Small/Mid Cap
                                                             Value                AXA Premier VIP Technology (c)
                                               --------------------------------- --------------------------------
                                                     2004             2003             2004             2003
                                               ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $   7,698,635     $ (1,139,246)    $   (806,120)    $ 1,138,527
 Net realized gain (loss) on investments .....     15,646,851          (31,765)       2,886,465       1,810,194
 Change in unrealized appreciation
  (depreciation) of investments ..............     16,091,755       44,495,404       13,689,601       9,350,905
                                                -------------     ------------     ------------     -----------
 Net increase (decrease) in net assets from
  operations .................................     39,437,241       43,324,393       15,769,946      12,299,626
                                                -------------     ------------     ------------     -----------
Contractowners Transactions:
 Contributions and Transfers: ................
  Payments received from contractowners ......     79,666,269       90,244,709       35,885,538      27,193,006
  Transfers between funds including
   guaranteed interest account, net ..........     29,551,735       41,875,316      117,668,968      15,628,585
  Transfers for contract benefits and
   terminations ..............................    (12,021,413)      (4,753,240)      (6,905,286)       (911,573)
  Contract maintenance charges ...............     (1,953,510)        (472,272)        (969,510)       (115,867)
                                                -------------     ------------     ------------     -----------
 Net increase (decrease) in net assets from
  contractowners transactions ................     95,243,081      126,894,513      145,679,710      41,794,151
                                                -------------     ------------     ------------     -----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49....         36,399           47,417           59,021          60,382
                                                -------------     ------------     ------------     -----------
Increase (Decrease) in Net Assets ............    134,716,721      170,266,323      161,508,677      54,154,159
Net Assets -- Beginning of Period ............    218,475,605       48,209,282       67,252,264      13,098,105
                                                -------------     ------------     ------------     -----------
Net Assets -- End of Period ..................  $ 353,192,326     $218,475,605     $228,760,941     $67,252,264
                                                =============     ============     ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ................................         15,835           17,412           26,000           8,989
 Units Redeemed ..............................         (7,157)          (2,605)          (9,085)         (3,703)
                                                -------------     ------------     ------------     -----------
 Net Increase (Decrease) .....................          8,678           14,807           16,915           5,286
                                                =============     ============     ============     ===========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/Alliance Common Stock         EQ/Alliance Growth and Income
                                                   ----------------------------------- ---------------------------------
                                                          2004              2003             2004             2003
                                                   ------------------ ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $   (3,685,463)   $    (597,284)   $   1,243,577     $    596,784
 Net realized gain (loss) on investments .........      (19,524,741)     (48,027,100)       9,370,148       (1,634,832)
 Change in unrealized appreciation
  (depreciation) of investments ..................      148,727,751      289,268,698       48,376,892       69,597,093
                                                     --------------    -------------    -------------     ------------
 Net increase (decrease) in net assets from
  operations .....................................      125,517,547      240,644,314       58,990,617       68,559,045
                                                     --------------    -------------    -------------     ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........      237,901,843      175,143,336      151,355,992      182,212,911
  Transfers between funds including
   guaranteed interest account, net ..............       25,868,760       48,082,355       40,509,334       82,777,186
  Transfers for contract benefits and
   terminations ..................................      (64,874,200)     (36,984,535)     (23,625,716)      (9,083,814)
  Contract maintenance charges ...................       (4,720,010)      (1,946,091)      (3,597,930)        (933,537)
                                                     --------------    -------------    -------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................      194,176,393      184,295,065      164,641,680      254,972,746
                                                     --------------    -------------    -------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49........           76,120           48,998           49,351           39,913
                                                     --------------    -------------    -------------     ------------
Increase (Decrease) in Net Assets ................      319,770,060      424,988,377      223,681,648      323,571,704
Net Assets -- Beginning of Period ................      878,109,131      453,120,754      427,836,117      104,264,413
                                                     --------------    -------------    -------------     ------------
Net Assets -- End of Period ......................   $1,197,879,191    $ 878,109,131    $ 651,517,765     $427,836,117
                                                     ==============    =============    =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................           21,150            2,761           18,100           14,463
 Units Redeemed ..................................           (3,430)            (662)          (5,612)          (2,463)
                                                     --------------    -------------    -------------     ------------
 Net Increase (Decrease) .........................           17,720            2,099           12,488           12,000
                                                     ==============    =============    =============     ============


                                                       EQ/Alliance Intermediate
                                                         Government Securities        EQ/Alliance International (a)
                                                   --------------------------------- --------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $   5,443,983    $   8,598,475    $   2,055,462    $  1,293,534
 Net realized gain (loss) on investments .........     (1,789,176)        (679,994)       8,692,293       7,472,860
 Change in unrealized appreciation
  (depreciation) of investments ..................     (2,195,726)      (6,139,392)      39,065,655      38,418,067
                                                    -------------    -------------    -------------    ------------
 Net increase (decrease) in net assets from
  operations .....................................      1,459,081        1,779,089       49,813,410      47,184,461
                                                    -------------    -------------    -------------    ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     55,889,036      148,583,950       84,893,424      62,435,264
  Transfers between funds including
   guaranteed interest account, net ..............    (19,283,175)      20,952,666       18,639,349     101,034,718
  Transfers for contract benefits and
   terminations ..................................    (24,038,279)     (25,759,248)     (13,441,034)     (6,141,321)
  Contract maintenance charges ...................     (1,952,085)        (884,569)      (1,657,314)       (481,757)
                                                    -------------    -------------    -------------    ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     10,615,497      142,892,799       88,434,425     156,846,904
                                                    -------------    -------------    -------------    ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49........         47,559           49,733           51,608          25,376
                                                    -------------    -------------    -------------    ------------
Increase (Decrease) in Net Assets ................     12,122,137      144,721,621      138,299,443     204,056,741
Net Assets -- Beginning of Period ................    328,236,418      183,514,797      233,194,562      29,137,821
                                                    -------------    -------------    -------------    ------------
Net Assets -- End of Period ......................  $ 340,358,555    $ 328,236,418    $ 371,494,005    $233,194,562
                                                    =============    =============    =============    ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         10,961           19,572           17,212          48,871
 Units Redeemed ..................................         (8,648)         (11,646)          (9,590)        (31,755)
                                                    -------------    -------------    -------------    ------------
 Net Increase (Decrease) .........................          2,313            7,926            7,622          17,116
                                                    =============    =============    =============    ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/Alliance Premier Growth         EQ/Alliance Quality Bond
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  (4,835,377)   $  (4,101,000)   $   7,474,068    $   3,378,979
 Net realized gain (loss) on investments .........    (23,216,807)     (34,752,480)       1,182,354        1,207,522
 Change in unrealized appreciation
  (depreciation) of investments ..................     49,959,591       93,606,976       (2,399,961)      (1,284,049)
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     21,907,407       54,753,496        6,256,461        3,302,452
                                                    -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     32,658,973       59,559,210       67,007,398      138,174,936
  Transfers between funds including
   guaranteed interest account, net ..............    (12,036,103)      (1,589,373)      (1,567,202)      38,499,682
  Transfers for contract benefits and
   terminations ..................................    (18,798,982)     (16,915,100)     (17,731,063)     (11,010,410)
  Contract maintenance charges ...................     (1,359,958)        (736,254)      (1,964,345)        (605,600)
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................        463,930       40,318,483       45,744,788      165,058,608
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         60,658           30,574           60,303           42,140
                                                    -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ................     22,431,995       95,102,553       52,061,552      168,403,200
Net Assets -- Beginning of Period ................    328,133,534      233,030,981      258,111,020       89,707,820
                                                    -------------    -------------    -------------    -------------
Net Assets -- End of Period ......................  $ 350,565,529    $ 328,133,534    $ 310,172,572    $ 258,111,020
                                                    =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          9,621           19,558           10,638           15,222
 Units Redeemed ..................................        (11,311)         (12,045)          (6,005)          (4,320)
                                                    -------------    -------------    -------------    -------------
 Net Increase (Decrease) .........................         (1,690)           7,513            4,633           10,902
                                                    =============    =============    =============    =============


                                                     EQ/Alliance Small Cap Growth      EQ/Bernstein Diversified Value
                                                   --------------------------------- ----------------------------------
                                                         2004             2003              2004              2003
                                                   ---------------- ---------------- ------------------ ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  (5,048,783)   $  (3,389,052)    $      456,032    $   1,606,295
 Net realized gain (loss) on investments .........      2,910,528       (4,773,748)        19,193,659       (1,296,532)
 Change in unrealized appreciation
  (depreciation) of investments ..................     45,577,615       89,563,205        108,422,137      161,693,823
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     43,439,360       81,400,405        128,071,828      162,003,586
                                                    -------------    -------------     --------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     60,077,310       79,803,131        238,618,340      296,265,597
  Transfers between funds including
   guaranteed interest account, net ..............    (15,426,982)      24,528,284         64,694,988      106,366,797
  Transfers for contract benefits and
   terminations ..................................    (19,285,304)     (11,908,755)       (54,310,692)     (28,132,698)
  Contract maintenance charges ...................     (1,842,288)        (751,079)        (6,294,410)      (2,036,155)
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     23,522,736       91,671,581        242,708,226      372,463,541
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         57,326           41,093             34,389           43,996
                                                    -------------    -------------     --------------    -------------
Increase (Decrease) in Net Assets ................     67,019,422      173,113,079        370,814,443      534,511,123
Net Assets -- Beginning of Period ................    334,210,855      161,097,776        907,922,995      373,411,872
                                                    -------------    -------------     --------------    -------------
Net Assets -- End of Period ......................  $ 401,230,277    $ 334,210,855     $1,278,737,438    $ 907,922,995
                                                    =============    =============     ==============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         10,387           39,271             35,171           42,136
 Units Redeemed ..................................         (7,811)         (31,106)           (14,333)          (8,159)
                                                    -------------    -------------     --------------    -------------
 Net Increase (Decrease) .........................          2,576            8,165             20,838           33,977
                                                    =============    =============     ==============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/Calvert Socially Responsible    EQ/Capital Guardian Growth
                                                   ------------------------------- ---------------------------------
                                                         2004            2003            2004             2003
                                                   --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $  (377,153)    $  (164,879)   $  (2,180,260)   $  (2,899,990)
 Net realized gain (loss) on investments .........       736,591          19,245       (9,383,756)     (20,913,527)
 Change in unrealized appreciation
  (depreciation) of investments ..................       372,522       3,166,642       20,593,789       69,278,542
                                                     -----------     -----------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................       731,960       3,021,008        9,029,773       45,465,025
                                                     -----------     -----------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     8,948,670      11,341,756       12,980,134       36,307,515
  Transfers between funds including
   guaranteed interest account, net ..............     1,154,923       3,598,504      (14,084,594)      (6,323,694)
  Transfers for contract benefits and
   terminations ..................................      (878,555)       (566,919)     (16,817,334)     (14,644,139)
  Contract maintenance charges ...................      (170,210)        (32,156)      (1,104,693)        (799,156)
                                                     -----------     -----------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     9,054,828      14,341,185      (19,026,487)      14,540,526
                                                     -----------     -----------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......        94,425          65,543           75,090           39,129
                                                     -----------     -----------    -------------    -------------
Increase (Decrease) in Net Assets ................     9,881,213      17,427,736       (9,921,624)      60,044,680
Net Assets -- Beginning of Period ................    22,034,408       4,606,672      255,042,767      194,998,087
                                                     -----------     -----------    -------------    -------------
Net Assets -- End of Period ......................   $31,915,621     $22,034,408    $ 245,121,143    $ 255,042,767
                                                     ===========     ===========    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         1,722           2,457            3,322            7,046
 Units Redeemed ..................................          (822)           (432)          (4,956)          (5,580)
                                                     -----------     -----------    -------------    -------------
 Net Increase (Decrease) .........................           900           2,025           (1,634)           1,466
                                                     ===========     ===========    =============    =============


                                                   EQ/Capital Guardian International   EQ/Capital Guardian Research
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $     825,831    $     185,804    $  (4,697,184)   $  (4,090,272)
 Net realized gain (loss) on investments .........      2,805,403          726,008       10,271,641       (5,274,563)
 Change in unrealized appreciation
  (depreciation) of investments ..................     51,810,215       62,294,993       52,195,696      123,305,047
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     55,441,449       63,206,805       57,770,153      113,940,212
                                                    -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    138,317,878      103,612,293      104,101,186      115,443,470
  Transfers between funds including
   guaranteed interest account, net ..............     46,488,671       53,327,805        8,096,122       33,336,578
  Transfers for contract benefits and
   terminations ..................................    (17,849,918)     (10,566,998)     (35,170,191)     (22,822,408)
  Contract maintenance charges ...................     (2,283,362)        (570,198)      (2,955,742)      (1,341,709)
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    164,673,269      145,802,902       74,071,375      124,615,931
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         55,864           30,731           58,784            7,434
                                                    -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ................    220,170,582      209,040,438      131,900,312      238,563,577
Net Assets -- Beginning of Period ................    324,214,080      115,173,642      562,889,000      324,325,423
                                                    -------------    -------------    -------------    -------------
Net Assets -- End of Period ......................  $ 544,384,662    $ 324,214,080    $ 694,789,312    $ 562,889,000
                                                    =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         26,042           37,305           16,908           21,389
 Units Redeemed ..................................        (10,702)         (19,123)         (10,173)          (7,585)
                                                    -------------    -------------    -------------    -------------
 Net Increase (Decrease) .........................         15,340           18,182            6,735           13,804
                                                    =============    =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/Capital                        EQ/Emerging
                                                         Guardian U.S. Equity                 Markets Equity
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  (6,243,900)   $  (3,691,773)    $ (1,446,158)    $   (332,111)
 Net realized gain (loss) on investments .........      9,599,830       (3,171,987)      16,356,042         (441,399)
 Change in unrealized appreciation
  (depreciation) of investments ..................     53,423,505      116,863,155       31,991,412       43,470,993
                                                    -------------    -------------     ------------     ------------
 Net increase (decrease) in net assets from
  operations .....................................     56,779,435      109,999,395       46,901,296       42,697,483
                                                    -------------    -------------     ------------     ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    183,183,498      204,829,544       69,533,375       37,927,558
  Transfers between funds including
   guaranteed interest account, net ..............     40,689,780       94,094,623       26,633,625       29,826,443
  Transfers for contract benefits and
   terminations ..................................    (33,757,471)     (14,049,723)      (9,754,773)      (4,579,071)
  Contract maintenance charges ...................     (4,119,222)      (1,044,692)      (1,063,322)        (290,752)
                                                    -------------    -------------     ------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    185,996,585      283,829,752       85,348,905       62,884,178
                                                    -------------    -------------     ------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         53,624           34,690           39,848           23,338
                                                    -------------    -------------     ------------     ------------
Increase (Decrease) in Net Assets ................    242,829,644      393,863,837      132,290,049      105,604,999
Net Assets -- Beginning of Period ................    583,374,297      189,510,460      164,200,906       58,595,907
                                                    -------------    -------------     ------------     ------------
Net Assets -- End of Period ......................  $ 826,203,941    $ 583,374,297     $296,490,955     $164,200,906
                                                    =============    =============     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         29,318           37,349           24,627           20,842
 Units Redeemed ..................................        (12,140)          (5,404)         (17,093)         (12,421)
                                                    -------------    -------------     ------------     ------------
 Net Increase (Decrease) .........................         17,178           31,945            7,534            8,421
                                                    =============    =============     ============     ============


                                                    EQ/Enterprise     EQ/Enterprise     EQ/Enterprise       EQ/Enterprise
                                                      Equity (d)    Equity Income (d)     Growth (d)    Growth and Income (d)
                                                   --------------- ------------------- --------------- ----------------------
                                                         2004              2004              2004               2004
                                                   --------------- ------------------- --------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $   (4,456)       $   109,195       $     (705)         $   13,322
 Net realized gain (loss) on investments .........        8,343              3,136            2,240               1,907
 Change in unrealized appreciation
  (depreciation) of investments ..................       74,904            175,301           43,847              49,197
                                                     ----------        -----------       ----------          ----------
 Net increase (decrease) in net assets from
  operations .....................................       78,791            287,632           45,382              64,426
                                                     ----------        -----------       ----------          ----------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    2,146,039          3,233,630        1,057,585           1,015,141
  Transfers between funds including
   guaranteed interest account, net ..............    2,234,849         13,425,408          893,794           1,227,736
  Transfers for contract benefits and
   terminations ..................................       (8,772)           (47,012)            (220)             (1,581)
  Contract maintenance charges ...................       (2,493)            (3,100)          (1,159)               (216)
                                                     ----------        -----------       ----------          ----------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    4,369,623         16,608,927        1,949,999           2,241,080
                                                     ----------        -----------       ----------          ----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......        4,312            112,508          102,702               2,879
                                                     ----------        -----------       ----------          ----------
Increase (Decrease) in Net Assets ................    4,452,726         17,009,066        2,098,084           2,308,385
Net Assets -- Beginning of Period ................           --                 --               --                  --
                                                     ----------        -----------       ----------          ----------
Net Assets -- End of Period ......................   $4,452,726        $17,009,066       $2,098,084          $2,308,385
                                                     ==========        ===========       ==========          ==========
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          302              3,157              470                 489
 Units Redeemed ..................................          (37)              (153)             (19)                (40)
                                                     ----------        -----------       ----------          ----------
 Net Increase (Decrease) .........................          265              3,004              451                 449
                                                     ==========        ===========       ==========          ==========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    EQ/Enterprise   EQ/Enterprise
                                                    Small Company   Small Company
                                                      Growth (d)      Value (d)             EQ/Equity 500 Index
                                                   --------------- --------------- -------------------------------------
                                                         2004            2004             2004               2003
                                                   --------------- --------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $   (3,165)     $    (3,826)    $    1,291,994     $      610,806
 Net realized gain (loss) on investments .........       45,936          293,855          7,559,886        (16,045,906)
 Change in unrealized appreciation
  (depreciation) of investments ..................       61,580          278,469        104,623,711        220,736,897
                                                     ----------      -----------     --------------     --------------
 Net increase (decrease) in net assets from
  operations .....................................      104,351          568,498        113,475,591        205,301,797
                                                     ----------      -----------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    1,046,319        4,802,357        249,642,346        345,658,049
  Transfers between funds including
   guaranteed interest account, net ..............    1,789,945       12,553,512         19,315,161         98,028,779
  Transfers for contract benefits and
   terminations ..................................         (980)         (39,354)       (70,651,199)       (41,942,572)
  Contract maintenance charges ...................         (799)          (3,123)        (7,100,588)        (2,616,271)
                                                     ----------      -----------     --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    2,834,485       17,313,392        191,205,720        399,127,985
                                                     ----------      -----------     --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......        3,043           12,971             35,471             31,240
                                                     ----------      -----------     --------------     --------------
Increase (Decrease) in Net Assets ................    2,941,879       17,894,861        304,716,782        604,461,022
Net Assets -- Beginning of Period ................           --               --      1,166,576,988        562,115,966
                                                     ----------      -----------     --------------     --------------
Net Assets -- End of Period ......................   $2,941,879      $17,894,861     $1,471,293,770     $1,166,576,988
                                                     ==========      ===========     ==============     ==============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          477              842             31,072             29,226
 Units Redeemed ..................................          (89)             (45)           (13,748)            (9,045)
                                                     ----------      -----------     --------------     --------------
 Net Increase (Decrease) .........................          388              797             17,324             20,181
                                                     ==========      ===========     ==============     ==============


                                                          EQ/Evergreen Omega                  EQ/FI Mid Cap
                                                   -------------------------------- ---------------------------------
                                                         2004             2003            2004             2003
                                                   ---------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $ (1,175,890)   $   (509,282)   $   6,678,034    $  (3,816,135)
 Net realized gain (loss) on investments .........      3,590,986        (143,849)      37,281,726       (1,863,134)
 Change in unrealized appreciation
  (depreciation) of investments ..................      5,326,163      12,192,305       46,346,933      110,251,128
                                                     ------------    ------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................      7,741,259      11,539,174       90,306,693      104,571,859
                                                     ------------    ------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     50,260,568      33,289,881      161,942,654      184,194,346
  Transfers between funds including
   guaranteed interest account, net ..............     11,867,844      22,079,383       33,945,189       76,648,420
  Transfers for contract benefits and
   terminations ..................................     (4,791,530)     (1,357,968)     (24,646,753)     (10,612,699)
  Contract maintenance charges ...................       (670,057)       (124,516)      (3,658,146)        (833,547)
                                                     ------------    ------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     56,666,825      53,886,780      167,582,944      249,396,520
                                                     ------------    ------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         41,462          50,041           40,937           40,741
                                                     ------------    ------------    -------------    -------------
Increase (Decrease) in Net Assets ................     64,449,546      65,475,995      257,930,574      354,009,120
Net Assets -- Beginning of Period ................     79,164,922      13,688,927      483,405,790      129,396,670
                                                     ------------    ------------    -------------    -------------
Net Assets -- End of Period ......................   $143,614,468    $ 79,164,922    $ 741,336,364    $ 483,405,790
                                                     ============    ============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          9,740           8,602           27,029           36,589
 Units Redeemed ..................................         (3,939)         (1,042)         (11,973)          (5,866)
                                                     ------------    ------------    -------------    -------------
 Net Increase (Decrease) .........................          5,801           7,560           15,056           30,723
                                                     ============    ============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       EQ/FI Small/Mid Cap Value          EQ/J.P. Morgan Core Bond
                                                   --------------------------------- -----------------------------------
                                                         2004             2003              2004              2003
                                                   ---------------- ---------------- ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $   6,530,413    $  (2,705,424)    $   27,468,022    $  19,574,227
 Net realized gain (loss) on investments .........     41,907,930       (1,600,306)         6,022,066        6,836,665
 Change in unrealized appreciation
  (depreciation) of investments ..................     37,064,059       95,424,357         (7,850,327)     (12,608,630)
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     85,502,402       91,118,627         25,639,761       13,802,262
                                                    -------------    -------------     --------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    122,517,718      141,711,337        171,439,660      324,982,541
  Transfers between funds including
   guaranteed interest account, net ..............     27,676,075       48,566,357        (21,011,758)      13,098,656
  Transfers for contract benefits and
   terminations ..................................    (25,152,089)     (12,658,043)       (70,175,152)     (63,323,380)
  Contract maintenance charges ...................     (3,249,526)      (1,089,532)        (5,070,136)      (2,263,132)
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    121,792,178      176,530,119         75,182,614      272,494,685
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         50,159           43,753             42,215           53,435
                                                    -------------    -------------     --------------    -------------
Increase (Decrease) in Net Assets ................    207,344,739      267,692,499        100,864,590      286,350,382
Net Assets -- Beginning of Period ................    441,655,996      173,963,497        963,640,244      677,289,862
                                                    -------------    -------------     --------------    -------------
Net Assets -- End of Period ......................  $ 649,000,735    $ 441,655,996     $1,064,504,834    $ 963,640,244
                                                    =============    =============     ==============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         19,456           22,526             30,368           44,362
 Units Redeemed ..................................         (9,069)          (5,221)           (21,703)         (23,815)
                                                    -------------    -------------     --------------    -------------
 Net Increase (Decrease) .........................         10,387           17,305              8,665           20,547
                                                    =============    =============     ==============    =============


                                                       EQ/Janus Large Cap Growth     EQ/JP Morgan Value Opportunities
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  (2,058,980)    $ (1,740,020)   $    (609,119)   $      (9,354)
 Net realized gain (loss) on investments .........     (2,177,565)      (7,048,500)         846,840      (11,899,008)
 Change in unrealized appreciation
  (depreciation) of investments ..................     22,307,352       35,099,859       42,080,496      105,393,333
                                                    -------------     ------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     18,070,807       26,311,339       42,318,217       93,484,971
                                                    -------------     ------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     30,347,677       45,309,515       27,947,101       64,167,189
  Transfers between funds including
   guaranteed interest account, net ..............        656,687        7,085,103       (3,513,613)      (9,847,338)
  Transfers for contract benefits and
   terminations ..................................    (10,026,646)      (6,244,518)     (37,326,732)     (26,172,237)
  Contract maintenance charges ...................       (950,415)        (359,825)      (1,991,717)      (1,242,963)
                                                    -------------     ------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     20,027,303       45,790,275      (14,884,961)      26,904,651
                                                    -------------     ------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         48,834           25,884           56,866           42,964
                                                    -------------     ------------    -------------    -------------
Increase (Decrease) in Net Assets ................     38,146,944       72,127,498       27,490,122      120,432,586
Net Assets -- Beginning of Period ................    156,736,700       84,609,202      472,150,956      351,718,370
                                                    -------------     ------------    -------------    -------------
Net Assets -- End of Period ......................  $ 194,883,644     $156,736,700    $ 499,641,078    $ 472,150,956
                                                    =============     ============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          7,912           15,381            6,040           10,810
 Units Redeemed ..................................         (6,278)          (6,009)          (7,143)          (8,115)
                                                    -------------     ------------    -------------    -------------
 Net Increase (Decrease) .........................          1,634            9,372           (1,103)           2,695
                                                    =============     ============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       EQ/Lazard Small Cap Value              EQ/Marsico Focus
                                                   --------------------------------- ----------------------------------
                                                         2004             2003              2004             2003
                                                   ---------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  31,526,551    $  (1,204,923)    $ (10,777,877)   $  (4,967,673)
 Net realized gain (loss) on investments .........     50,470,873        2,538,989        10,889,884           10,404
 Change in unrealized appreciation
  (depreciation) of investments ..................     19,683,165      119,510,601        77,330,467       95,220,685
                                                    -------------    -------------     -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................    101,680,589      120,844,667        77,442,474       90,263,416
                                                    -------------    -------------     -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    161,666,555      164,051,714       217,917,411      309,566,912
  Transfers between funds including
   guaranteed interest account, net ..............     33,478,508       49,402,438        25,088,217      143,130,631
  Transfers for contract benefits and
   terminations ..................................    (31,083,398)     (17,130,018)      (30,056,608)     (12,742,847)
  Contract maintenance charges ...................     (3,697,279)      (1,236,421)       (5,313,326)      (1,222,513)
                                                    -------------    -------------     -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    160,364,386      195,087,713       207,635,694      438,732,183
                                                    -------------    -------------     -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         51,197           55,746            32,507           26,058
                                                    -------------    -------------     -------------    -------------
Increase (Decrease) in Net Assets ................    262,096,172      315,988,126       285,110,675      529,021,657
Net Assets -- Beginning of Period ................    550,185,170      234,197,044       646,040,887      117,019,230
                                                    -------------    -------------     -------------    -------------
Net Assets -- End of Period ......................  $ 812,281,342    $ 550,185,170     $ 931,151,562    $ 646,040,887
                                                    =============    =============     =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         23,682           22,826            32,471           43,185
 Units Redeemed ..................................        (10,177)          (6,429)          (13,406)          (4,242)
                                                    -------------    -------------     -------------    -------------
 Net Increase (Decrease) .........................         13,505           16,397            19,065           38,943
                                                    =============    =============     =============    =============


                                                     EQ/Mercury Basic Value Equity    EQ/Mercury International Value
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $   5,527,966    $  (2,197,718)   $   1,252,660    $   3,500,815
 Net realized gain (loss) on investments .........     27,500,618         (976,301)       1,169,719      (10,579,192)
 Change in unrealized appreciation
  (depreciation) of investments ..................     21,435,828       93,359,178       85,644,793       93,663,942
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     54,464,412       90,185,159       88,067,172       86,585,565
                                                    -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    159,516,216      145,830,527       66,967,243       92,221,483
  Transfers between funds including
   guaranteed interest account, net ..............     50,618,863       62,178,557       21,112,702       (2,157,452)
  Transfers for contract benefits and
   terminations ..................................    (26,561,862)     (13,629,472)     (32,650,729)     (18,189,312)
  Contract maintenance charges ...................     (3,406,789)      (1,054,846)      (2,218,766)      (1,097,049)
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    180,166,428      193,324,766       53,210,450       70,777,670
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         40,764           44,426           71,657           39,757
                                                    -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ................    234,671,604      283,554,351      141,349,279      157,402,992
Net Assets -- Beginning of Period ................    466,887,123      183,332,772      416,239,158      258,836,166
                                                    -------------    -------------    -------------    -------------
Net Assets -- End of Period ......................  $ 701,558,727    $ 466,887,123    $ 557,588,437    $ 416,239,158
                                                    =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         21,295           16,221           12,913           26,693
 Units Redeemed ..................................         (6,642)          (3,335)          (8,408)         (20,291)
                                                    -------------    -------------    -------------    -------------
 Net Increase (Decrease) .........................         14,653           12,886            4,505            6,402
                                                    =============    =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/MFS Emerging Growth Companies       EQ/MFS Investors Trust
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  (3,699,564)   $  (3,151,704)   $  (2,441,989)   $  (1,641,316)
 Net realized gain (loss) on investments .........    (11,266,283)     (22,176,729)      (3,548,954)      (7,187,750)
 Change in unrealized appreciation
  (depreciation) of investments ..................     41,670,003       77,639,425       32,243,648       49,526,331
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     26,704,156       52,310,992       26,252,705       40,697,265
                                                    -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     22,699,771       29,079,191       28,305,231       49,574,151
  Transfers between funds including
   guaranteed interest account, net ..............    (11,788,505)      (3,233,324)      (7,241,165)      21,168,142
  Transfers for contract benefits and
   terminations ..................................    (16,238,505)     (14,311,383)     (17,571,504)     (12,973,774)
  Contract maintenance charges ...................       (974,756)        (655,279)      (1,208,799)        (514,480)
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     (6,301,995)      10,879,205        2,283,763       57,254,039
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         60,283           37,307           37,052           34,055
                                                    -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ................     20,462,444       63,227,504       28,573,520       97,985,359
Net Assets -- Beginning of Period ................    252,331,531      189,104,027      267,079,823      169,094,464
                                                    -------------    -------------    -------------    -------------
Net Assets -- End of Period ......................  $ 272,793,975    $ 252,331,531    $ 295,653,343    $ 267,079,823
                                                    =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          4,504            7,859            6,276           12,458
 Units Redeemed ..................................         (4,858)          (6,907)          (6,580)          (4,706)
                                                    -------------    -------------    -------------    -------------
 Net Increase (Decrease) .........................           (354)             952             (304)           7,752
                                                    =============    =============    =============    =============


                                                             EQ/Money Market                EQ/Small Company Index
                                                   ----------------------------------- ---------------------------------
                                                          2004              2003             2004             2003
                                                   ----------------- ----------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $    (4,104,232)  $    (6,345,741)  $   3,075,874     $ (1,442,046)
 Net realized gain (loss) on investments .........       (1,016,291)       (4,616,816)     22,777,857         (568,509)
 Change in unrealized appreciation
  (depreciation) of investments ..................        1,176,803         4,701,099      18,752,177       54,420,650
                                                    ---------------   ---------------   -------------     ------------
 Net increase (decrease) in net assets from
  operations .....................................       (3,943,720)       (6,261,458)     44,605,908       52,410,095
                                                    ---------------   ---------------   -------------     ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........      326,363,306       501,932,442      73,075,568       77,910,036
  Transfers between funds including
   guaranteed interest account, net ..............     (303,851,718)     (485,896,258)      1,686,586       44,078,993
  Transfers for contract benefits and
   terminations ..................................     (130,065,474)     (172,298,848)    (13,499,828)      (5,785,341)
  Contract maintenance charges ...................       (1,959,180)       (1,373,126)     (1,726,493)        (478,317)
                                                    ---------------   ---------------   -------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     (109,513,066)     (157,635,790)     59,535,833      115,725,371
                                                    ---------------   ---------------   -------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......           45,033            50,937          54,780           34,116
                                                    ---------------   ---------------   -------------     ------------
Increase (Decrease) in Net Assets ................     (113,411,753)     (163,846,311)    104,196,521      168,169,582
Net Assets -- Beginning of Period ................      587,939,845       751,786,156     240,254,902       72,085,320
                                                    ---------------   ---------------   -------------     ------------
Net Assets -- End of Period ......................  $   474,528,092   $   587,939,845   $ 344,451,423     $240,254,902
                                                    ===============   ===============   =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................           64,429            68,003          14,932           13,765
 Units Redeemed ..................................          (64,225)          (72,741)         (9,659)          (2,633)
                                                    ---------------   ---------------   -------------     ------------
 Net Increase (Decrease) .........................              204            (4,738)          5,273           11,132
                                                    ===============   ===============   =============     ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Wells Fargo Montgomery    Laudus Rosenberg VIT Value
                                                           Small Cap (d)             Long/Short Equity (b)
                                                   ----------------------------- -----------------------------
                                                        2004           2004          2003           2004
                                                   ------------- --------------- ------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................        (253)    $  (265,783)   $  (1,406)    $     58,829
 Net realized gain (loss) on investments .........          --          41,986           21          828,025
 Change in unrealized appreciation
  (depreciation) of investments ..................     440,822         473,309       (9,541)      17,793,045
                                                       -------     -----------    ---------     ------------
 Net increase (decrease) in net assets from
  operations .....................................     440,569         249,512      (10,926)      18,679,899
                                                       -------     -----------    ---------     ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     228,280      22,179,837      970,070       60,356,043
  Transfers between funds including
   guaranteed interest account, net ..............      43,871      16,991,875       10,559       52,637,007
  Transfers for contract benefits and
   terminations ..................................        (629)       (533,757)      (3,582)      (1,609,240)
  Contract maintenance charges ...................          --         (74,438)          --         (149,898)
                                                       -------     -----------    ---------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     271,522      38,563,517      977,047      111,233,912
                                                       -------     -----------    ---------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......   3,000,253          63,954        1,405           58,578
                                                     ---------     -----------    ---------     ------------
Increase (Decrease) in Net Assets ................   3,712,344      38,876,983      967,526      129,972,389
Net Assets -- Beginning of Period ................          --         967,526           --        2,060,885
                                                     ---------     -----------    ---------     ------------
Net Assets -- End of Period ......................   3,712,344     $39,844,509    $ 967,526     $132,033,274
                                                     =========     ===========    =========     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          --           4,923           95           11,275
 Units Redeemed ..................................          --          (1,150)          --           (2,041)
                                                     ---------     -----------    ---------     ------------
 Net Increase (Decrease) .........................          --           3,773           95            9,234
                                                     =========     ===========    =========     ============


                                                    U.S. Real Estate -- Class II (b)
                                                   ----------------------------------
                                                                  2003
                                                   ----------------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................             $   (2,617)
 Net realized gain (loss) on investments .........                    703
 Change in unrealized appreciation
  (depreciation) of investments ..................                 50,555
                                                               ----------
 Net increase (decrease) in net assets from
  operations .....................................                 48,641
                                                               ----------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........              1,928,600
  Transfers between funds including
   guaranteed interest account, net ..............                 81,369
  Transfers for contract benefits and
   terminations ..................................                   (342)
  Contract maintenance charges ...................                     --
                                                               ----------
 Net increase (decrease) in net assets from
  contractowners transactions ....................              2,009,627
                                                               ----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......                  2,617
                                                               ----------
Increase (Decrease) in Net Assets ................              2,060,885
Net Assets -- Beginning of Period ................                     --
                                                               ----------
Net Assets -- End of Period ......................             $2,060,885
                                                               ==========
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................                    188
 Units Redeemed ..................................                     --
                                                               ----------
 Net Increase (Decrease) .........................                    188
                                                               ==========

-------
(a) A substitution of EQ/International Equity Index for EQ/Alliance International occurred on May 2, 2003 (See Note 5).
(b) Commenced operations on September 22, 2003.
(c) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology occurred on May 14, 2004 (see Note 5).
(d) Commenced operations on October 25, 2004.
The accompanying notes are an integral part of these financial statements.

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements

December 31, 2004


1. Organization

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of various investment trusts of EQ Advisors Trust ("EQAT"), AXA Premier VIP Trust ("VIP"), Laudus Rosenberg Variable Insurance Trust, and The Universal Institutional Funds, Inc. ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. These financial statements and notes are those of the Account.

The Account consists of 54 variable investment options:

o AXA Aggressive Allocation                         o EQ/Capital Guardian Research
o AXA Conservative Allocation                       o EQ/Capital Guardian U.S. Equity
o AXA Conservative-Plus Allocation                  o EQ/Emerging Markets Equity
o AXA Moderate Allocation(1)                        o EQ/Enterprise Equity
o AXA Moderate-Plus Allocation                      o EQ/Enterprise Equity Income
o AXA Premier VIP Aggressive Equity(2)              o EQ/Enterprise Growth
o AXA Premier VIP Core Bond                         o EQ/Enterprise Growth and Income
o AXA Premier VIP Health Care                       o EQ/Enterprise Small Company Growth
o AXA Premier VIP High Yield(3)                     o EQ/Enterprise Small Company Value
o AXA Premier VIP International Equity              o EQ/Equity 500 Index
o AXA Premier VIP Large Cap Core Equity             o EQ/Evergreen Omega
o AXA Premier VIP Large Cap Growth                  o EQ/FI Mid Cap
o AXA Premier VIP Large Cap Value                   o EQ/FI Small/Mid Cap Value
o AXA Premier VIP Small/Mid Cap Growth              o EQ/J.P. Morgan Core Bond
o AXA Premier VIP Small/Mid Cap Value               o EQ/Janus Large Cap Growth
o AXA Premier VIP Technology                        o EQ/JP Morgan Value Opportunities(4)
o EQ/Alliance Common Stock                          o EQ/Lazard Small Cap Value
o EQ/Alliance Growth and Income                     o EQ/Marsico Focus
o EQ/Alliance Intermediate Government Securities    o EQ/Mercury Basic Value Equity
o EQ/Alliance International                         o EQ/Mercury International Value(6)
o EQ/Alliance Premier Growth                        o EQ/MFS Emerging Growth Companies
o EQ/Alliance Quality Bond                          o EQ/MFS Investors Trust
o EQ/Alliance Small Cap Growth                      o EQ/Money Market
o EQ/Bernstein Diversified Value                    o EQ/Small Company Index
o EQ/Calvert Socially Responsible                   o EQ/Wells Fargo Montgomery Small Cap
o EQ/Capital Guardian Growth(5)                     o Laudus Rosenberg VIT Value Long/Short Equity(7)
o EQ/Capital Guardian International                 o U.S. Real Estate -- Class II

----------

 (1) Formerly known as EQ/Balanced.
 (2) Formerly known as EQ/Aggressive Stock.
 (3) Formerly known as EQ/High Yield.
 (4) Formerly known as EQ/Putnam Growth and Income Value.
 (5) Formerly known as EQ/Putnam Voyager.
 (6) Formerly known as EQ/Putnam International Equity.
 (7) Formerly known as AXA Rosenberg VIT Value Long/Short Equity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator Advisor, Accumulator Express, Accumulator and Rollover IRA issued before May 1, 1997, Accumulator issued after April 1, 2002, Accumulator issued after May 1,


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


1. Organization (Concluded)

   1997, Accumulator issued after March 1, 2000, Accumulators Elite, Plus and Select, Accumulator Elite II, Accumulator Select II and deferred variable annuities which combine the Portfolios in the Account with guaranteed fixed rate options. Accumulators issued after May 1, 1997, March 1, 2000, April 1, 2002 and September 15, 2003, Accumulator Select, Accumulator Select II, Accumulator Plus, and Accumulator Elite are offered with the same variable investment options for use as a nonqualified annuity ("NQ") for after-tax contributions only, an annuity that is an investment vehicle for certain qualified plans ("QP"), an individual retirement annuity ("IRA") or a tax-sheltered annuity ("TSA"). Accumulator Express is offered with the same variable investment options for use as an NQ or IRA. Accumulator Advisor is offered with the same variable investment options for use as an NQ, QP or IRA. Accumulator Select issued after September 15, 2003 is offered with the same variable investment options for use as an NQ, IRA or TSA. The Accumulators issued after May 1, 1997, March 1, 2000, April 1, 2002 and September 15, 2003 IRA, NQ, QP and TSA, the Accumulator Select, Accumulator Elite and Elite II IRA, NQ, QP and TSA, the Accumulator Select NQ, IRA and TSA, and the Accumulator Plus IRA, NQ, QP and TSA, collectively referred to as the Contracts, are offered under group and individual variable annuity forms.

   The Account supports the operations of various AXA Equitable variable annuity products. These products are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those variable annuity products which are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense charges and asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   On December 29, 2003, The American Institute of Certified Public Accountants issued Statement of Position 03-05 "Financial Highlights of Separate
   Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies" which was effective for the December 31, 2003 financial statements. Adoption of the new requirements did not have a significant impact on the Account's statement of position or results of operations.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and/or to the guaranteed interest account of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 46. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and fixed maturity option of Separate Account No.
   46. The net assets of any variable investment option may not be less than the aggregate of the Contractowner accounts allocated to that variable investment option. Additional assets


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


2. Significant Accounting Policies (Concluded)

   are set aside in AXA Equitable's General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under Accumulator issued after April 1, 2002, Accumulator Plus, Accumulator issued after March 1, 2000, Accumulator Elite, and Accumulator Elite II. Included in Contract maintenance charges are administrative charges, if applicable, that are deducted annually under Accumulator issued after April 1, 2002, Accumulator Plus, Accumulator issued after March 1, 2000, Accumulator Select, and Accumulator Elite.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:



                                                            Purchases         Sales
                                                        ---------------- --------------
AXA Aggressive Allocation ..........................    $  239,952,835   $ 36,113,863
AXA Conservative Allocation ........................       112,454,258     23,299,174
AXA Conservative-Plus Allocation ...................       203,707,160     20,023,816
AXA Moderate Allocation ............................     1,045,492,301     71,462,261
AXA Moderate-Plus Allocation .......................       890,746,138     18,657,027
AXA Premier VIP Aggressive Equity ..................        30,515,273     24,426,255
AXA Premier VIP Core Bond ..........................       191,868,215     99,015,070
AXA Premier VIP Health Care ........................        98,565,264     23,354,081
AXA Premier VIP High Yield .........................       308,497,198    134,611,750
AXA Premier VIP International Equity ...............       145,943,616     46,981,390
AXA Premier VIP Large Cap Core Equity ..............        42,909,525     15,128,880
AXA Premier VIP Large Cap Growth ...................        92,462,322     30,940,120
AXA Premier VIP Large Cap Value ....................       152,256,792     35,420,037
AXA Premier VIP Small/Mid Cap Growth ...............       108,225,866     38,518,575
AXA Premier VIP Small/Mid Cap Value ................       143,872,067     34,521,848
AXA Premier VIP Technology .........................       309,875,684    164,943,138
EQ/Alliance Common Stock ...........................       308,867,324    118,316,672
EQ/Alliance Growth and Income ......................       218,648,360     52,713,732
EQ/Alliance Intermediate Government Securities .....       108,686,418     92,561,865
EQ/Alliance International ..........................       155,518,915     64,977,421
EQ/Alliance Premier Growth .........................        44,585,747     48,707,420
EQ/Alliance Quality Bond ...........................       103,679,365     49,603,320
EQ/Alliance Small Cap Growth .......................        89,076,695     70,545,413
EQ/Bernstein Diversified Value .....................       326,774,262     75,461,723
EQ/Calvert Socially Responsible ....................        13,552,249      4,780,149
EQ/Capital Guardian Growth .........................        20,750,401     41,882,059
EQ/Capital Guardian International ..................       215,596,886     50,041,941
EQ/Capital Guardian Research .......................       134,201,878     64,768,990
EQ/Capital Guardian U.S. Equity ....................       237,115,691     57,309,351
EQ/Emerging Market Equity ..........................       186,058,735    102,116,141
EQ/Enterprise Equity ...............................         4,907,631        538,152
EQ/Enterprise Equity Income ........................        17,242,363        411,734
EQ/Enterprise Growth ...............................         2,117,811         65,814
EQ/Enterprise Growth and Income ....................         2,354,324         97,044
EQ/Enterprise Small Company Growth .................         3,393,172        558,809
EQ/Enterprise Small Company Value ..................        18,209,567        607,398

                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


3. Purchases and Sales of Investments (Concluded)


                                                         Purchases         Sales
                                                      --------------- ---------------
EQ/Equity 500 Index ..............................    $353,818,869    $161,291,396
EQ/Evergreen Omega ...............................      72,814,190      17,276,481
EQ/FI Mid Cap ....................................     247,556,158      46,293,541
EQ/FI Small/Mid Cap Value ........................     213,778,894      49,614,162
EQ/J.P. Morgan Core Bond .........................     249,168,851     143,870,606
EQ/Janus Large Cap Growth ........................      43,135,703      25,118,547
EQ/JP Morgan Value Opportunities .................      52,363,784      67,800,999
EQ/Lazard Small Cap Value ........................     291,163,235      62,368,439
EQ/Marsico Focus .................................     262,955,152      66,068,237
EQ/Mercury Basic Value Equity ....................     249,019,303      43,809,501
EQ/Mercury International Value ...................     135,311,469      80,776,702
EQ/MFS Emerging Growth Companies .................      34,376,553      44,313,723
EQ/MFS Investors Trust ...........................      39,212,444      39,362,060
EQ/Money Market ..................................     583,548,131     697,293,100
EQ/Small Company Index ...........................     147,047,077      79,240,661
EQ/Wells Fargo Montgomery Small Cap ..............       3,271,522              --
Laudus Rosenberg VIT Value Long/Short Equity .....      45,780,674       7,418,986
U.S. Real Estate - Class II ......................     121,540,402       9,683,304

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value and are subject to fees for investment management and advisory services and other Trust expenses. The class of shares offered by the Account ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that The Trusts, on behalf of each Portfolio, may charge annually either 0.25% or 0.35% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of Class B shares. These fees are reflected in the net asset value of the shares.

   AXA Equitable serves as investment manager of EQAT and VIP. Charles Schwab Investment Management, Inc. serves as investment manager for the Laudus Rosenberg Variable Insurance Trust -- Laudus Rosenberg VIT Value Long/Short Equity Portfolio. Van Kampen (name under which Morgan Stanley Investment Management Inc. does business in certain situations) serves as investment manager for The Universal Institutional Funds, Inc. -- U.S. Real Estate Portfolio. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range from a low of 0.10% to high of 1.50% of average daily net assets. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12 b-1 Plans as described above.

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/Alliance Portfolios; EQ/Bernstein Diversified Value, EQ/Equity 500 Index, EQ/Money Market, and EQ/Small Company Index; as well as a portion of AXA Premier VIP Aggressive Equity, AXA Premier VIP High Yield, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth and AXA Premier VIP Technology. Alliance is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   Boston Advisors serves as an investment advisor for the EQ/Enterprise Equity Income Portfolio in EQAT. Boston Advisors is an indirectly wholly owned subsidiary of AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


4. Expenses and Related Party Transactions (Concluded)

   Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.


5. Substitutions/Reorganizations

   Substitution transactions that occurred at the dates indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.

--------------------------------------------------------------------------------
 May 14, 2004               Removed Portfolio    Surviving Portfolio
--------------------------------------------------------------------------------
                            EQ/Technology        AXA Premier VIP Technology
--------------------------------------------------------------------------------
Shares -- Class B                28,176,343               13,857,622
Value -- Class B               $114,734,274             $114,734,274
Net Assets before merger       $114,734,274             $ 76,531,898
Net Assets after merger                  --             $191,266,172
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
 May 2, 2003                Removed Portfolio                Surviving Portfolio
---------------------------------------------------------------------------------------
                            EQ/International Equity Index    EQ/Alliance International
---------------------------------------------------------------------------------------
Shares -- Class B                 10,628,740                        10,208,338
Value -- Class B                 $75,262,126                      $ 75,262,126
Net Assets before merger         $75,262,126                      $ 44,189,284
Net Assets after merger                   --                      $119,451,410
---------------------------------------------------------------------------------------

   Reorganizations

   The EQ/Balanced Portfolio, a fund of EQAT, was merged into the AXA Moderate Allocation Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The effect of this is to convert the EQ/Balanced Portfolio into a "fund of funds" structure by investing in a combination of other portfolios that is selected select from 36 actively managed choices.

   The EQ/Aggressive Stock Portfolio, a fund of EQAT, was merged in the AXA Premier VIP Aggressive Equity Portfolio, a fund of VIP in a reorganization effective after the close of business on August 15, 2003. The EQ/High Yield Portfolio, a fund of EQAT, was merged into the AXA Premier VIP High Yield Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003.

                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


6. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the account for the following charges:


                                                                    Asset-based                    Current     Maximum
                                                  Mortality and   Administration   Distribution   Aggregate   Aggregate
                                                  Expense Risks       Charge          Charge        Charge     Charge
                                                 --------------- ---------------- -------------- ----------- ----------
Accumulator Advisor ..........................   0.50%           --               --             0.50%       0.50%
Accumulator Express ..........................   0.70%           0.25%            --             0.95%       0.95%
Accumulator and Rollover IRA issued before
  May 1, 1997 ................................   0.90%           0.30%            --             1.20%       1.20%
Accumulator issued after April 1, 2002 .......   0.75%           0.25%            0.20%          1.20%       1.20%
Accumulator issued after
  September 15, 2003 .........................   0.75%           0.30%            0.20%          1.25%       1.25%
Accumulator issued after May 1, 1997 .........   1.10%           0.25%            --             1.35%       1.35%
Accumulator Plus .............................   0.90%           0.25%            0.25%          1.40%       1.40%
Accumulator Plus issued after
  September 15, 2003 .........................   0.90%           0.35%            0.25%          1.50%       1.50%
Accumulator issued after March 1, 2000 .......   1.10%           0.25%            0.20%          1.55%       1.55%
Accumulator Elite, Plus, Select ..............   1.10%           0.25%            0.25%          1.60%       1.60%
Accumulator Elite issued after
  September 15, 2003 .........................   1.10%           0.30%            0.25%          1.65%       1.65%
Accumulator Select issued after
  September 15, 2003 .........................   1.10%           0.25%            0.35%          1.70%       1.70%
Accumulator Elite II .........................   1.10%           0.25%            0.45%          1.80%       1.80%
Accumulator Select II ........................   1.10%           0.35%            0.45%          1.90%       1.90%

   The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value (unit liquidation from account value).

   The table below lists all the fees charged by the Separate Account assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowners account value.



                                               When charge
Charges                                        is deducted
------------------------------------- ----------------------------
Charges for state premium and other   At time of transaction
applicable taxes
Charge for Trust expenses             Daily
Annual Administrative charge          Annually on each
                                      contract date anniversary.
Variable Immediate Annuity payout     At time of transaction
option administrative fee


Charges                                                  Amount deducted                        How deducted
------------------------------------- ---------------------------------------------------- ----------------------
Charges for state premium and other   Varies by state                                      Applied to an annuity
applicable taxes                                                                           payout option
Charge for Trust expenses             Varies by portfolio                                  Unit value
Annual Administrative charge          Depending on account value, in Years 1 to 2 lesser   Unit liquidation from
                                      of $30 or 2% of account value,thereafter $30         account value
Variable Immediate Annuity payout     $350 annuity administrative fee                      Unit liquidation from
option administrative fee                                                                  account value

                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


6. Contractowner Charges (Concluded)


                                                 When charge
Charges                                          is deducted
--------------------------------------- ----------------------------
Withdrawal charge                       At time of transaction

BaseBuilder benefit charge              Annually on each
                                        contract date anniversary.

Protection Plus                         Annually on each
                                        contract date anniversary.

Guaranteed minimum death benefit
options:

  Annual ratchet to age 85              Annually on each
                                        contract date anniversary.

  Greater of 5% rollup to age 85 or     Annually on each
  annual ratchet to age 85              contract date anniversary.

  6% rollup to age 85                   Annually on each
                                        contract date anniversary.

  Greater of 6% rollup to age 85 or     Annually on each
  annual ratchet to age 85              contract date anniversary.

Guaranteed Minimum Income Benefit       Annually on each
                                        contract date anniversary.

Guaranteed Principal Benefit charge     Annually on first 10
                                        contract date
                                        anniversaries

Guaranteed Withdrawal Benefit           Annually on each
                                        contract date anniversary

Net Loan Interest charge for Rollover   At time of transaction
TSA contracts only.


Charges                                                     Amount deducted                          How deducted
--------------------------------------- ------------------------------------------------------- ----------------------
Withdrawal charge                       Low - During the first seven contract years             Unit liquidation from
                                        following a contribution, a 7% charge is deducted       account value
                                        from amounts withdrawn that exceed 10% of the
                                        account value.

                                        HIgh - During the first eight contract years
                                        following a contribution, a charge is deducted from
                                        amounts withdrawn that exceed 10% of the
                                        account value. The charge is 8% in the first two
                                        contract years following a contribution; the charge
                                        is 7% in the third and fourth contract years
                                        following a contribution; thereafter it declines by
                                        1% each year in the fifth to eighth contract year

BaseBuilder benefit charge              0.30%                                                   Unit liquidation from
                                                                                                account value
Protection Plus                         Low - 0.20%                                             Unit liquidation from
                                                                                                account value
                                        High - 0.35%.

Guaranteed minimum death benefit
options:

  Annual ratchet to age 85              Low - 0.20% of the Annual ratchet to age 85             Unit liquidation from
                                        benefit base                                            account value

                                        High - 0.30% of the Annual ratchet to age 85
                                        benefit base

  Greater of 5% rollup to age 85 or     0.50% of the greater of 5% roll-up to age 85 or         Unit liquidation from
  annual ratchet to age 85              annual ratchet to age 85 benefit base                   account value
  6% rollup to age 85                   Low - 0.35% of the 6% roll-up to age 85 benefit         Unit liquidation from
                                        base                                                    account value

                                        High - 0.45% of the 6% roll-up to age 85 benefit
                                        base

  Greater of 6% rollup to age 85 or     Low - 0.45% of the 6% roll-up to age 85 benefit         Unit liquidation from
  annual ratchet to age 85              base or the Annual ratchet to age 85 benefit base,      account value
                                        as applicable

                                        High - 0.60% of the 6% roll-up to age 85 benefit
                                        base or the Annual ratchet to age 85 benefit base,
                                        as applicable

Guaranteed Minimum Income Benefit       Low - 0.45%                                             Unit liquidation from
                                                                                                account value
                                        High - 0.60%

Guaranteed Principal Benefit charge     0.50%                                                   Unit liquidation from
                                                                                                account value

Guaranteed Withdrawal Benefit           Low - 5% Withdrawal Option is 0.35%                     Unit liquidation from
                                        7% Withdrawal Option is 0.50%                           account value

                                        High - Optional Stepup Charge
                                        5% Withdrawal Option is 0.60%
                                        7% Withdrawal Option is 0.80%

Net Loan Interest charge for Rollover   2.00%                                                   Unit liquidation from
TSA contracts only.                                                                             account value


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units             Units          Net Assets     Investment        Total
                                                       Fair Value    Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------  --------------------- ------------ ---------------- ------------
AXA Aggressive Allocation
-------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (n)       $ 10.70                 --                 --           --            7.44%
         Highest contract charge 1.90% Class B (n)      $ 10.56                 --                 --           --            6.11%
         All contract charges                                --             19,656         $  227,194         2.66%             --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charge 1.25% Class B (q)       $ 10.68                 --                 --           --            6.80%
         Highest contract charge 1.70% Class B (q)      $ 10.66                 --                 --           --            6.62%
         All contract charges                                --                625         $    6,664         1.20%             --
AXA Conservative Allocation
---------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (n)       $ 10.37                 --                 --           --            3.74%
         Highest contract charge 1.90% Class B (n)      $ 10.24                 --                 --           --            2.46%
         All contract charges                                --              9,001         $   95,767         5.09%             --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charge 1.25% Class B (q)       $ 10.32                 --                 --           --            3.76%
         Highest contract charge 1.70% Class B (q)      $ 10.30                 --                 --           --            3.00%
         All contract charges                                --                483         $    4,989         3.76%             --
AXA Conservative-Plus Allocation
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (n)       $ 10.47                 --                 --           --            4.93%
         Highest contract charge 1.90% Class B (n)      $ 10.34                 --                 --           --            3.63%
         All contract charges                                --             18,199         $  198,701         4.69%             --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charge 1.25% Class B (q)       $ 10.42                 --                 --           --            4.83%
         Highest contract charge 1.70% Class B (q)      $ 10.41                 --                 --           --            4.10%
         All contract charges                                --                821         $    8,552         4.83%             --
AXA Moderate Allocation (f)
---------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (n)       $ 52.05                 --                 --           --            8.18%
         Highest contract charge 1.90% Class B (h)      $ 39.80                 --                 --           --            6.66%
         All contract charges                                --             94,832         $1,705,138         3.65%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (j)      $ 48.11                 --                 --           --           18.54%
         Highest contract charges 1.90% Class B (h)     $ 37.31                 --                 --           --           16.86%
         All contract charges                                --             18,997         $  653,817         3.59%             --
  2002   Lowest contract charges 0.50% Class B (j)      $ 40.59                 --                 --           --          (11.86)%
         Highest contract charges 1.90% Class B (h)     $ 31.93                 --                 --           --          (14.37)%
         All contract charges                                --              3,929         $  137,208         2.19%             --
  2001   Lowest contract charges 0.95% Class B          $ 43.48                 --                 --           --          ( 5.55)%
         Highest contract charges 1.90% Class B (h)     $ 37.29                 --                 --           --            5.14%
         All contract charges                                --                507         $   20,337         3.88%             --
  2000   Lowest contract charges 0.95% Class B               --                 --                 --           --              --
         Highest contract charges 1.60% Class B              --                 --                 --           --              --
         All contract charges                                --                 --                 --           --              --
AXA Moderate-Plus Allocation
----------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (n)       $ 10.71                 --                 --           --            7.46%
         Highest contract charge 1.90% Class B (n)      $ 10.58                 --                 --           --            6.13%
         All contract charges                                --             82,739         $  955,400         4.14%             --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charge 1.25% Class B (q)       $ 10.68                 --                 --           --            6.80%
         Highest contract charge 1.70% Class B (q)      $ 10.66                 --                 --           --            6.60%
         All contract charges                                --              2,415         $   25,768         2.70%             --

                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units             Units          Net Assets     Investment        Total
                                                       Fair Value    Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------  --------------------- ------------ ---------------- ------------
AXA Premier VIP Aggressive Equity
---------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 63.39                 --                --            --        11.54%
         Highest contract charge 1.90% Class B (h)      $ 48.47                 --                --            --         9.97%
         All contract charges                                --              3,203          $119,925            --           --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 56.83                 --                --            --        36.82%
         Highest contract charges 1.90% Class B (h)     $ 44.08                 --                --            --        34.92%
         All contract charges                                --              2,180          $101,344            --           --
  2002   Lowest contract charges 0.50% Class B (d)      $ 41.54                 --                --            --       (29.22)%
         Highest contract charges 1.90% Class B (h)     $ 32.67                 --                --            --       (30.23)%
         All contract charges                                --              1,711          $ 60,793          0.01%          --
  2001   Lowest contract charges 0.50% Class B (d)      $ 58.69                 --                --            --       (25.55)%
         Highest contract charges 1.90% Class B (h)     $ 46.83                 --                --            --        13.23%
         All contract charges                                --              1,907          $ 96,588          0.28%          --
  2000   Lowest contract charges 0.50% Class B (d)      $ 78.83                 --                --            --       (13.77)%
         Highest contract charges 1.60% Class B         $ 66.77                 --                --            --       (14.73)%
         All contract charges                                --              1,965          $135,269          0.17%          --
AXA Premier VIP Core Bond
-------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 11.49                 --                --            --         3.37%
         Highest contract charge 1.90% Class B (i)      $ 11.01                 --                --            --         1.91%
         All contract charges                                --             55,151          $609,072          3.80%          --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 11.11                 --                --            --         3.26%
         Highest contract charge 1.90% Class B (i)      $ 10.80                 --                --            --         1.79%
         All contract charges                                --             47,365          $516,125          3.67%          --
  2002   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 10.76                 --                --            --         5.39%
         Highest contract charge 1.90% Class B (i)      $ 10.61                 --                --            --         4.02%
         All contract charges                                --             19,201          $204,776          5.63%          --
AXA Premier VIP Health Care
---------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 11.33                 --                --            --        11.57%
         Highest contract charge 1.90% Class B (i)      $ 10.86                 --                --            --        10.00%
         All contract charges                                --             17,556          $196,381          7.19%          --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 10.16                 --                --            --        27.47%
         Highest contract charge 1.90% Class B (i)      $  9.87                 --                --            --        25.73%
         All contract charges                                --             11,382          $113,739          1.55%          --
  2002   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  7.97                 --                --            --       (19.41)%
         Highest contract charge 1.90% Class B (i)      $  7.85                 --                --            --       (20.63)%
         All contract charges                                --              3,195          $ 25,215            --           --
AXA Premier VIP High Yield
--------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 34.38                 --                --            --         8.13%
         Highest contract charge 1.90% Class B (h)      $ 26.64                 --                --            --         6.61%
         All contract charges                                --             37,966          $860,727          6.76%          --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 31.80                 --                --            --        21.93%
         Highest contract charges 1.90% Class B (h)     $ 24.99                 --                --            --        20.21%
         All contract charges                                --             25,622          $673,178          7.02%          --

                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units             Units          Net Assets     Investment        Total
                                                       Fair Value    Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------  --------------------- ------------ ---------------- ------------
AXA Premier VIP High Yield (Continued)
--------------------------------------
  2002   Lowest contract charges 0.50% Class B (d)      $ 26.08                 --                --            --          ( 3.41)%
         Highest contract charges 1.90% Class B (h)     $ 20.79                 --                --            --          ( 4.76)%
         All contract charges                                --             10,205          $228,627         10.07%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 27.00                 --                --            --            0.19%
         Highest contract charges 1.90% Class B (h)     $ 21.83                 --                --            --            5.85%
         All contract charges                                --              8,008          $187,477         10.30%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 26.95                 --                --            --          ( 9.35)%
         Highest contract charges 1.60% Class B         $ 23.07                 --                --            --          (10.34)%
         All contract charges                                --              6,613          $156,909         11.18%             --
AXA Premier International Equity
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 12.35                 --                --            --           17.32%
         Highest contract charge 1.90% Class B (i)      $ 11.83                 --                --            --           15.67%
         All contract charges                                --             19,713          $242,452          3.67%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 10.52                 --                --            --           33.67%
         Highest contract charge 1.90% Class B (i)      $ 10.23                 --                --            --           31.83%
         All contract charges                                --             11,346          $117,579          0.85%             --
  2002   Unit Value 0.50% to 1.90%*                          --                 --                --            --              --
         Lowest contract charge 0.50% Class B (i)       $  7.87                 --                --            --          (18.61)%
         Highest contract charge 1.90% Class B (i)      $  7.76                 --                --            --          (19.75)%
         All contract charges                                --              3,212          $ 25,053            --              --
AXA Premier VIP Large Cap Core Equity
-------------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 10.72                 --                --            --            9.13%
         Highest contract charge 1.90% Class B (i)      $ 10.28                 --                --            --            7.59%
         All contract charges                                --             12,820          $135,571          4.92%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  9.83                 --                --            --           27.46%
         Highest contract charge 1.90% Class B (i)      $  9.55                 --                --            --           25.66%
         All contract charges                                --             10,567          $102,131          0.19%             --
  2002   Unit Value 0.50% to 1.90%*                          --                 --                --            --              --
         Lowest contract charge 0.50% Class B (i)       $  7.71                 --                --            --          (22.59)%
         Highest contract charge 1.90% Class B (i)      $  7.60                 --                --            --          (23.69)%
         All contract charges                                --              3,689          $ 28,181          0.49%             --
AXA Premier VIP Large Cap Growth
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  9.44                 --                --            --            6.13%
         Highest contract charge 1.90% Class B (i)      $  9.05                 --                --            --            4.64%
         All contract charges                                --             29,040          $275,157            --              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  8.90                 --                --            --           30.12%
         Highest contract charge 1.90% Class B (i)      $  8.65                 --                --            --           28.15%
         All contract charges                                --             22,496          $197,050            --              --
  2002   Unit Value 0.50% to 1.90%*                          --                 --                --            --              --
         Lowest contract charge 0.50% Class B (i)       $  6.84                 --                --            --          (30.13)%
         Highest contract charge 1.90% Class B (i)      $  6.75                 --                --            --          (30.98)%
         All contract charges                                --              7,258          $ 49,222            --              --
AXA Premier VIP Large Cap Value
-------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 11.84                 --                --            --           13.85%
         Highest contract charge 1.90% Class B (i)      $ 11.35                 --                --            --           12.25%
         All contract charges                                --             29,242          $342,105          7.90%             --

                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                                 Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Units           Units          Net Assets     Investment        Total
                                                      Fair Value  Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ----------- --------------------- ------------ ---------------- -------------
AXA Premier VIP Large Cap Value (Continued)
-------------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $  10.40               --                 --           --           30.32%
         Highest contract charge 1.90% Class B (i)    $  10.11               --                 --           --           28.63%
         All contract charges                               --           20,239         $  206,969         2.87%             --
  2002   Unit Value 0.50% to 1.90%*                         --               --                 --           --              --
         Lowest contract charge 0.50% Class B (i)     $   7.98               --                 --           --          (18.82)%
         Highest contract charge 1.90% Class B (i)    $   7.86               --                 --           --          (20.04)%
         All contract charges                               --            6,974         $   55,122         1.00%             --
AXA Premier VIP Small/Mid Cap Growth
------------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $   9.70               --                 --           --           11.17%
         Highest contract charge 1.90% Class B (i)    $   9.30               --                 --           --            9.61%
         All contract charges                               --           35,482         $  346,528         1.80%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $   8.72               --                 --           --           39.52%
         Highest contract charge 1.90% Class B (i)    $   8.48               --                 --           --           37.67%
         All contract charges                               --           28,678         $  246,717         2.16%             --
  2002   Unit Value 0.50% to 1.90%*                         --               --                 --           --              --
         Lowest contract charge 0.50% Class B (i)     $   6.25               --                 --           --          (36.61)%
         Highest contract charge 1.90% Class B (i)    $   6.16               --                 --           --          (37.46)%
         All contract charges                               --            8,322         $   51,568           --              --
AXA Premier VIP Small/Mid Cap Value
-----------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $  11.92               --                 --           --           14.61%
         Highest contract charge 1.90% Class B (i)    $  11.42               --                 --           --           13.00%
         All contract charges                               --           30,025         $  353,096         6.32%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $  10.40               --                 --           --           39.95%
         Highest contract charge 1.90% Class B (i)    $  10.11               --                 --           --           37.90%
         All contract charges                               --           21,347         $  218,393         0.94%             --
  2002   Unit Value 0.50% to 1.90%*                         --               --                 --           --              --
         Lowest contract charge 0.50% Class B (i)     $   7.43               --                 --           --          (23.64)%
         Highest contract charge 1.90% Class B (i)    $   7.33               --                 --           --          (24.59)%
         All contract charges                               --            6,540         $   48,169           --              --
AXA Premier VIP Technology (o)
------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $   9.36               --                 --           --            4.46%
         Highest contract charge 1.90% Class B (i)    $   8.97               --                 --           --            2.99%
         All contract charges                               --           24,512         $  228,436         0.93%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $   8.96               --                 --           --           56.90%
         Highest contract charge 1.90% Class B (i)    $   8.71               --                 --           --           54.71%
         All contract charges                               --            7,597         $   67,141         4.79%             --
  2002   Unit Value 0.50% to 1.90%*                         --               --                 --           --              --
         Lowest contract charge 0.50% Class B (i)     $   5.71               --                 --           --          (44.02)%
         Highest contract charge 1.90% Class B (i)    $   5.63               --                 --           --          (44.75)%
         All contract charges                               --            2,311         $   13,072           --              --
EQ/Alliance Common Stock
------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)     $ 304.68               --                 --           --           13.55%
         Highest contract charge 1.90% Class B (h)    $ 202.28               --                 --           --           11.95%
         All contract charges                               --           23,045         $1,197,777         1.05%             --

                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance Common Stock (Continued)
------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 268.33               --                --            --           48.81%
         Highest contract charges 1.90% Class B (h)     $ 180.69               --                --            --           46.72%
         All contract charges                                 --            5,325          $877,988          1.30%             --
  2002   Lowest contract charges 0.50% Class B (d)      $ 180.32               --                --            --          (33.67)%
         Highest contract charges 1.90% Class B (h)     $ 123.15               --                --            --          (34.61)%
         All contract charges                                 --            3,226          $453,046          0.05%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 271.84               --                --            --          (11.19)%
         Highest contract charges 1.90% Class B (h)     $ 188.32               --                --            --            9.33%
         All contract charges                                 --            3,478          $743,618          2.15%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 306.09               --                --            --          (14.67)%
         Highest contract charges 1.60% Class B         $ 232.08               --                --            --          (15.61)%
         All contract charges                                 --            3,465          $846,591          0.45%             --
EQ/Alliance Growth and Income
-----------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  31.15               --                --            --           11.83%
         Highest contract charge 1.90% Class B (i)      $  26.56               --                --            --           10.26%
         All contract charges                                 --           29,768          $651,422          1.62%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (i)      $  27.85               --                --            --           29.80%
         Highest contract charges 1.90% Class B (i)     $  24.09               --                --            --           27.93%
         All contract charges                                 --           17,280          $427,793          1.61%             --
  2002   Lowest contract charges 0.50% Class B (i)      $  21.46               --                --            --          (20.16)%
         Highest contract charges 1.90% Class B (i)     $  18.83               --                --            --          (21.21)%
         All contract charges                                 --            5,280          $104,247          2.86%             --
  2001   Lowest contract charges 0.50% Class B                --               --                --            --              --
         Highest contract charges 1.90% Class B               --               --                --            --              --
         All contract charges                                 --               --                --            --              --
  2000   Lowest contract charges 0.50% Class B                --               --                --            --              --
         Highest contract charges 1.60% Class B               --               --                --            --              --
         All contract charges                                 --               --                --            --              --
EQ/Alliance Intermediate Government Securities
----------------------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  20.98               --                --            --            1.43%
         Highest contract charge 1.90% Class B (i)      $  17.27               --                --            --            0.00%
         All contract charges                                 --           20,300          $340,096          3.03%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (i)      $  20.69               --                --            --            1.61%
         Highest contract charges 1.90% Class B (i)     $  17.27               --                --            --            0.22%
         All contract charges                                 --           17,987          $328,020          4.53%             --
  2002   Lowest contract charges 0.50% Class B (i)      $  20.36               --                --            --            8.41%
         Highest contract charges 1.90% Class B (i)     $  17.23               --                --            --            7.22%
         All contract charges                                 --           10,061          $183,406         10.01%             --
  2001   Lowest contract charges 0.50% Class B                --               --                --            --              --
         Highest contract charges 1.90% Class B               --               --                --            --              --
         All contract charges                                 --               --                --            --              --
  2000   Lowest contract charges 0.50% Class B                --               --                --            --              --
         Highest contract charges 1.60% Class B               --               --                --            --              --
         All contract charges                                 --               --                --            --              --
EQ/Alliance International (s)(t)
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  14.45               --                --            --           17.58%
         Highest contract charge 1.90% Class B (i)      $  12.59               --                --            --           15.93%
         All contract charges                                 --           28,144          $371,190          2.10%             --


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair Value  Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      --------------------------------- ------------ ---------------- ------------
EQ/Alliance International (s)(t) (Continued)
--------------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (i)      $ 12.29               --                --            --          34.47%
         Highest contract charges 1.90% Class B (i)     $ 10.86               --                --            --          32.60%
         All contract charges                                --           20,522          $232,935          2.53%            --
  2002   Lowest contract charges 0.50% Class B (i)      $  9.14               --                --            --         ( 9.33)%
         Highest contract charges 1.90% Class B (i)     $  8.19               --                --            --         (10.49)%
         All contract charges                                --            3,406          $ 29,069            --             --
  2001   Lowest contract charges 0.50% Class B               --               --                --            --             --
         Highest contract charges 1.90% Class B              --               --                --            --             --
         All contract charges                                --               --                --            --             --
  2000   Lowest contract charges 0.50% Class B               --               --                --            --             --
         Highest contract charges 1.60% Class B              --               --                --            --             --
         All contract charges                                --               --                --            --             --
EQ/Alliance Premier Growth
--------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $  6.60               --                --            --           7.84%
         Highest contract charge 1.90% Class B (h)      $  6.09               --                --            --           6.32%
         All contract charges                                --           54,060          $349,068            --             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $  6.12               --                --            --          22.65%
         Highest contract charges 1.90% Class B (h)     $  5.73               --                --            --          20.89%
         All contract charges                                --           55,750          $326,649            --             --
  2002   Lowest contract charges 0.50% Class B (d)      $  4.99               --                --            --         (31.55)%
         Highest contract charges 1.90% Class B (h)     $  4.74               --                --            --         (32.48)%
         All contract charges                                --           48,237          $232,039            --             --
  2001   Lowest contract charges 0.50% Class B (d)      $  7.29               --                --            --         (24.30)%
         Highest contract charges 1.90% Class B (h)     $  7.02               --                --            --           4.83%
         All contract charges                                --           49,585          $347,643          0.01%            --
  2000   Lowest contract charges 0.50% Class B (d)      $  9.63               --                --            --         (18.80)%
         Highest contract charges 1.60% Class B         $  9.45               --                --            --         (19.71)%
         All contract charges                                --           41,078          $388,954          0.79%            --
EQ/Alliance Quality Bond
------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 17.51               --                --            --           3.23%
         Highest contract charge 1.90% Class B (i)      $ 14.93               --                --            --           1.78%
         All contract charges                                --           21,465          $310,126          4.32%            --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (i)      $ 16.96               --                --            --           3.03%
         Highest contract charges 1.90% Class B (i)     $ 14.67               --                --            --           1.59%
         All contract charges                                --           16,832          $258,083          3.60%            --
  2002   Lowest contract charges 0.50% Class B (i)      $ 16.46               --                --            --           5.92%
         Highest contract charges 1.90% Class B (i)     $ 14.44               --                --            --           4.49%
         All contract charges                                --            5,930          $ 89,679          7.92%            --
  2001   Lowest contract charges 0.50% Class B               --               --                --            --             --
         Highest contract charges 1.90% Class B              --               --                --            --             --
         All contract charges                                --               --                --            --             --
  2000   Lowest contract charges 0.50% Class B               --               --                --            --             --
         Highest contract charges 1.60% Class B              --               --                --            --             --
         All contract charges                                --               --                --            --             --
EQ/Alliance Small Cap Growth (l)
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 16.41               --                --            --          13.41%
         Highest contract charge 1.90% Class B (h)      $ 14.72               --                --            --          11.82%
         All contract charges                                --           27,198          $400,895            --             --


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair Value  Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ----------- --------------------- ------------ ---------------- -------------
EQ/Alliance Small Cap Growth (l) (Continued)
--------------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 14.47               --                 --           --           40.21%
         Highest contract charges 1.90% Class B (h)     $ 13.16               --                 --           --           38.25%
         All contract charges                                --           24,622         $  333,931           --              --
  2002   Lowest contract charges 0.50% Class B (d)      $ 10.32               --                 --           --          (30.55)%
         Highest contract charges 1.90% Class B (h)     $  9.52               --                 --           --          (31.56)%
         All contract charges                                --           16,457         $  160,910           --              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 14.86               --                 --           --          (13.70)%
         Highest contract charges 1.90% Class B (h)     $ 13.91               --                 --           --           14.37%
         All contract charges                                --           14,714         $  209,134         1.04%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 17.22               --                 --           --           13.08%
         Highest contract charges 1.60% Class B         $ 16.53               --                 --           --           11.84%
         All contract charges                                --           13,841         $  230,265           --              --
EQ/Bernstein Diversified Value
------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 15.30               --                 --           --           12.88%
         Highest contract charge 1.90% Class B (h)      $ 13.86               --                 --           --           11.29%
         All contract charges                                --           91,811         $1,278,595         2.22%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 13.56               --                 --           --           28.17%
         Highest contract charges 1.90% Class B (h)     $ 12.45               --                 --           --           26.28%
         All contract charges                                --           70,973         $  907,823         1.69%             --
  2002   Lowest contract charges 0.50% Class B (d)      $ 10.58               --                 --           --          (14.05)%
         Highest contract charges 1.90% Class B (h)     $  9.86               --                 --           --          (15.29)%
         All contract charges                                --           36,996         $  373,343         1.59%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 12.31               --                 --           --            2.50%
         Highest contract charges 1.90% Class B (h)     $ 11.64               --                 --           --            7.18%
         All contract charges                                --           21,630         $  256,192         1.05%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 12.01               --                 --           --          ( 2.45)%
         Highest contract charges 1.60% Class B         $ 11.61               --                 --           --          ( 3.57)%
         All contract charges                                --           14,989         $  174,965         0.89%             --
EQ/Calvert Socially Responsible
-------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (g)       $  8.50               --                 --           --            3.07%
         Highest contract charge 1.90% Class B (h)      $  7.88               --                 --           --            1.62%
         All contract charges                                --            3,656         $   31,705           --              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (g)      $  8.25               --                 --           --           27.31%
         Highest contract charges 1.90% Class B (h)     $  7.75               --                 --           --           25.41%
         All contract charges                                --            2,756         $   21,924           --              --
  2002   Lowest contract charges 0.50% Class B (g)      $  6.48               --                 --           --          (26.78)%
         Highest contract charges 1.90% Class B (h)     $  6.18               --                 --           --          (27.80)%
         All contract charges                                --              731         $    4,578           --              --
  2001   Lowest contract charges 0.50% Class B (g)      $  8.85               --                 --           --            2.89%
         Highest contract charges 1.90% Class B (h)     $  8.56               --                 --           --            7.16%
         All contract charges                                --               38         $      328           --              --
  2000   Lowest contract charges 0.50% Class B               --               --                 --           --              --
         Highest contract charges 1.60% Class B              --               --                 --           --              --
         All contract charges                                --               --                 --           --              --
EQ/Capital Guardian Growth
--------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 12.75               --                 --           --            5.01%
         Highest contract charge 1.90% Class B (h)      $ 11.44               --                 --           --            3.53%
         All contract charges                                --           20,651         $  244,375           --              --

                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                  Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Capital Guardian Growth (Continued)
--------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 12.14                --                --            --           23.38%
         Highest contract charges 1.90% Class B (h)     $ 11.05                --                --            --           21.70%
         All contract charges                                --            22,285          $254,404          0.13%             --
  2002   Lowest contract charges 0.50% Class B (d)      $  9.84                --                --            --          (26.73)%
         Highest contract charges 1.90% Class B (h)     $  9.08                --                --            --          (27.76)%
         All contract charges                                --            20,819          $194,509          0.10%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 13.43                --                --            --          (24.85)%
         Highest contract charges 1.90% Class B (h)     $ 12.57                --                --            --            6.97%
         All contract charges                                --            23,007          $295,990            --              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 17.87                --                --            --          (18.18)%
         Highest contract charges 1.60% Class B         $ 17.16                --                --            --          (19.06)%
         All contract charges                                --            22,879          $395,776          1.59%             --
EQ/Capital Guardian International
---------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 11.22                --                --            --           13.04%
         Highest contract charge 1.90% Class B (h)      $ 10.35                --                --            --           11.45%
         All contract charges                                --            49,365          $543,898          1.64%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $  9.92                --                --            --           31.91%
         Highest contract charges 1.90% Class B (h)     $  9.29                --                --            --           30.11%
         All contract charges                                --            34,025          $323,809          1.54%             --
  2002   Lowest contract charges 0.50% Class B (d)      $  7.52                --                --            --          (15.51)%
         Highest contract charges 1.90% Class B (h)     $  7.14                --                --            --          (16.69)%
         All contract charges                                --            15,843          $114,882          1.42%             --
  2001   Lowest contract charges 0.50% Class B (d)      $  8.90                --                --            --          (21.24)%
         Highest contract charges 1.90% Class B (h)     $  8.57                --                --            --            7.25%
         All contract charges                                --            11,548          $ 99,965          1.77%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 11.30                --                --            --          (19.50)%
         Highest contract charges 1.60% Class B         $ 11.09                --                --            --          (20.39)%
         All contract charges                                --             9,845          $109,358          0.47%             --
EQ/Capital Guardian Research (m)
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 11.87                --                --            --           10.35%
         Highest contract charge 1.90% Class B (h)      $ 10.95                --                --            --            8.80%
         All contract charges                                --            61,357          $694,282          0.67%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 10.76                --                --            --           30.90%
         Highest contract charges 1.90% Class B (h)     $ 10.07                --                --            --           29.10%
         All contract charges                                --            54,622          $562,488          0.48%             --
  2002   Lowest contract charges 0.50% Class B (d)      $  8.22                --                --            --          (25.07)%
         Highest contract charges 1.90% Class B (h)     $  7.80                --                --            --          (26.14)%
         All contract charges                                --            40,818          $324,026          0.43%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 10.97                --                --            --          ( 2.49)%
         Highest contract charges 1.90% Class B (h)     $ 10.56                --                --            --           11.48%
         All contract charges                                --             7,485          $ 79,895          0.22%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 11.25                --                --            --            5.38%
         Highest contract charges 1.60% Class B         $ 11.04                --                --            --            4.15%
         All contract charges                                --             5,673          $ 62,742          1.69%             --
EQ/Capital Guardian U.S. Equity (k)
-----------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 11.65                --                --            --            8.78%
         Highest contract charge 1.90% Class B (h)      $ 10.75                --                --            --            7.25%
         All contract charges                                --            73,991          $825,881          0.53%             --

                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Capital Guardian U.S. Equity (k) (Continued)
-----------------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 10.71                --                --            --           35.74%
         Highest contract charges 1.90% Class B (h)     $ 10.02                --                --            --           33.78%
         All contract charges                                --            56,813          $583,096          0.39%             --
  2002   Lowest contract charges 0.50% Class B (d)      $  7.89                --                --            --          (24.06)%
         Highest contract charges 1.90% Class B (h)     $  7.49                --                --            --          (25.10)%
         All contract charges                                --            24,868          $189,328          0.42%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 10.39                --                --            --          ( 2.53)%
         Highest contract charges 1.90% Class B (h)     $ 10.00                --                --            --           12.51%
         All contract charges                                --            16,170          $163,523          0.32%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 10.66                --                --            --            3.07%
         Highest contract charges 1.60% Class B         $ 10.46                --                --            --            1.95%
         All contract charges                                --            11,617          $121,719          2.33%             --
EQ/Emerging Markets Equity
--------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 11.34                --                --            --           23.06%
         Highest contract charge 1.90% Class B (h)      $ 10.21                --                --            --           21.33%
         All contract charges                                --            26,330          $296,336          0.74%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $  9.21                --                --            --           55.05%
         Highest contract charges 1.90% Class B (h)     $  8.42                --                --            --           53.09%
         All contract charges                                --            18,796          $164,082          1.03%             --
  2002   Lowest contract charges 0.50% Class B (d)      $  5.94                --                --            --          ( 6.31)%
         Highest contract charges 1.90% Class B (h)     $  5.50                --                --            --          ( 7.72)%
         All contract charges                                --            10,375          $ 58,530            --              --
  2001   Lowest contract charges 0.50% Class B (d)      $  6.34                --                --            --          ( 5.65)%
         Highest contract charges 1.90% Class B (h)     $  5.96                --                --            --           27.64%
         All contract charges                                --             9,079          $ 55,188            --              --
  2000   Lowest contract charges 0.50% Class B (d)      $  6.72                --                --            --          (40.34)%
         Highest contract charges 1.60% Class B         $  6.47                --                --            --          (41.02)%
         All contract charges                                --             8,892          $ 57,855            --              --
EQ/Enterprise Equity
--------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $ 19.57                --                --            --           12.32%
         Highest contract charge 1.90% Class B (p)      $ 15.50                --                --            --           12.03%
         All contract charges                                --               265          $  4,449            --              --
EQ/Enterprise Equity Income
---------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $  5.96                --                --            --            9.05%
         Highest contract charge 1.90% Class B (p)      $  5.47                --                --            --            8.76%
         All contract charges                                --             3,003          $ 16,894          3.71%             --
EQ/Enterprise Growth
--------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $  4.67                --                --            --            7.93%
         Highest contract charge 1.90% Class B (p)      $  4.28                --                --            --          ( 6.50)%
         All contract charges                                --               451          $  1,993          0.48%           7.65%
EQ/Enterprise Growth and Income
-------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $  5.44                --                --            --           11.67%
         Highest contract charge 1.90% Class B (p)      $  4.99                --                --            --           11.38%
         All contract charges                                --               449          $  2,306          3.51%             --

                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Enterprise Small Company Growth
----------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $  8.04                --                 --           --           14.09%
         Highest contract charge 1.90% Class B (p)      $  7.37                --                 --           --           13.79%
         All contract charges                                --               388         $    2,939           --              --
EQ/Enterprise Small Company Value
---------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $ 26.24                --                 --           --           13.51%
         Highest contract charge 1.90% Class B (p)      $ 20.79                --                 --           --           13.22%
         All contract charges                                --               797         $   17,882         8.20%             --
EQ/Equity 500 Index (e)
-----------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 28.13                --                 --           --            9.68%
         Highest contract charge 1.90% Class B (h)      $ 24.12                --                 --           --            8.14%
         All contract charges                                --            67,829         $1,471,224         1.53%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 25.65                --                 --           --           27.21%
         Highest contract charges 1.90% Class B (h)     $ 22.31                --                 --           --           25.40%
         All contract charges                                --            50,505         $1,166,468         1.51%             --
  2002   Lowest contract charges 0.50% Class B (d)      $ 20.16                --                 --           --          (22.79)%
         Highest contract charges 1.90% Class B (h)     $ 17.79                --                 --           --          (23.88)%
         All contract charges                                --            30,324         $  561,948         1.04%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 26.11                --                 --           --          (12.62)%
         Highest contract charges 1.90% Class B (h)     $ 23.37                --                 --           --            7.81%
         All contract charges                                --            24,226         $  586,435         0.85%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 29.88                --                 --           --          (10.26)%
         Highest contract charges 1.60% Class B (b)     $ 27.69                --                 --           --          (11.24)%
         All contract charges                                --            22,202         $  622,118         1.96%             --
EQ/Evergreen Omega
------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (j)       $  8.77                --                 --           --            6.51%
         Highest contract charge 1.90% Class B (h)      $  8.05                --                 --           --            5.01%
         All contract charges                                --            15,623         $  142,569         0.35%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (j)      $  8.23                --                 --           --           37.40%
         Highest contract charges 1.90% Class B (h)     $  7.67                --                 --           --           35.51%
         All contract charges                                --             9,822         $   78,212           --              --
  2002   Lowest contract charges 0.50% Class B (j)      $  5.99                --                 --           --          (24.37)%
         Highest contract charges 1.90% Class B (h)     $  5.66                --                 --           --          (25.43)%
         All contract charges                                --             2,262         $   13,052           --              --
  2001   Lowest contract charges 0.95% Class B          $  7.81                --                 --           --          (17.79)%
         Highest contract charges 1.90% Class B (h)     $  7.59                --                 --           --            8.89%
         All contract charges                                --               464         $    3,565         0.01%             --
  2000   Lowest contract charges 0.95% Class B          $  9.50                --                 --           --          (12.60)%
         Highest contract charges 1.60% Class B         $  9.38                --                 --           --          (13.15)%
         All contract charges                                --               261         $    2,455         0.30%             --
EQ/FI Mid Cap
-------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 11.56                --                 --           --           15.45%
         Highest contract charge 1.90% Class B (h)      $ 10.87                --                 --           --           13.82%
         All contract charges                                --            64,623         $  740,923         7.05%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 10.01                --                 --           --           42.80%
         Highest contract charges 1.90% Class B (h)     $  9.55                --                 --           --           40.88%
         All contract charges                                --            49,567         $  483,002           --              --

                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/FI Mid Cap (Continued)
-------------------------
  2002   Lowest contract charges 0.50% Class B (d)      $  7.01                --                 --           --           (18.87)%
         Highest contract charges 1.90% Class B (h)     $  6.78                --                 --           --           (20.05)%
         All contract charges                                --            18,844         $  129,102         0.01%              --
  2001   Lowest contract charges 0.50% Class B (d)      $  8.64                --                 --           --           (13.86)%
         Highest contract charges 1.90% Class B (h)     $  8.48                --                 --           --            16.73%
         All contract charges                                --             9,447         $   80,508         0.23%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 10.03                --                 --           --             0.26%
         Highest contract charges 1.60% Class B (c)     $  9.99                --                 --           --           ( 0.01)%
         All contract charges                                --             1,874         $   18,728         0.41%              --
EQ/FI Small/Mid Cap Value
-------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 15.38                --                 --           --            17.26%
         Highest contract charge 1.90% Class B (h)      $ 13.80                --                 --           --            15.61%
         All contract charges                                --            46,228         $  648,657         9.37%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 13.12                --                 --           --            32.65%
         Highest contract charges 1.90% Class B (h)     $ 11.94                --                 --           --            30.78%
         All contract charges                                --            35,841         $  441,408         0.48%              --
  2002   Lowest contract charges 0.50% Class B (d)      $  9.89                --                 --           --           (15.18)%
         Highest contract charges 1.90% Class B (h)     $  9.13                --                 --           --           (16.32)%
         All contract charges                                --            18,536         $  173,781         0.70%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 11.66                --                 --           --             3.46%
         Highest contract charges 1.90% Class B (h)     $ 10.91                --                 --           --            13.94%
         All contract charges                                --             7,454         $   82,875         0.97%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 11.27                --                 --           --             4.61%
         Highest contract charges 1.60% Class B (c)     $ 10.82                --                 --           --             3.46%
         All contract charges                                --               681         $    7,396         2.30%              --
EQ/J.P. Morgan Core Bond
------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 14.70                --                 --           --             3.58%
         Highest contract charge 1.90% Class B (h)      $ 13.31                --                 --           --             2.12%
         All contract charges                                --            80,724         $1,064,120         4.41%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 14.19                --                 --           --             2.84%
         Highest contract charges 1.90% Class B (h)     $ 13.04                --                 --           --             1.48%
         All contract charges                                --            72,059         $  963,308         3.72%              --
  2002   Lowest contract charges 0.50% Class B (d)      $ 13.80                --                 --           --             9.09%
         Highest contract charges 1.90% Class B (h)     $ 12.85                --                 --           --             7.44%
         All contract charges                                --            51,512         $  676,993         5.39%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 12.65                --                 --           --             7.39%
         Highest contract charges 1.90% Class B (h)     $ 11.96                --                 --           --           ( 0.84)%
         All contract charges                                --            34,831         $  423,723         5.43%              --
  2000   Lowest contract charges 0.50% Class B          $ 11.78                --                 --           --            10.93%
         Highest contract charges 1.60% Class B         $ 11.40                --                 --           --             9.72%
         All contract charges                                --            20,320         $  232,778         6.03%              --


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                      ------------ --------------------- ------------ ---------------- -------------

EQ/Janus Large Cap Growth
-------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $  6.25                --                --            --            11.59%
         Highest contract charge 1.90% Class B (h)      $  5.88                --                --            --            10.02%
         All contract charges                                --            30,303          $194,427          0.26%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $  5.60                --                --            --            25.28%
         Highest contract charges 1.90% Class B (h)     $  5.34                --                --            --            23.33%
         All contract charges                                --            28,669          $156,361            --               --
  2002   Lowest contract charges 0.50% Class B (d)      $  4.47                --                --            --           (30.70)%
         Highest contract charges 1.90% Class B (h)     $  4.33                --                --            --           (31.60)%
         All contract charges                                --            19,297          $ 84,342            --               --
  2001   Lowest contract charges 0.50% Class B (d)      $  6.45                --                --            --           (23.40)%
         Highest contract charges 1.90% Class B (h)     $  6.33                --                --            --            10.07%
         All contract charges                                --            12,636          $ 80,396          0.01%              --
  2000   Lowest contract charges 0.50% Class B (d)      $  8.42                --                --            --           (15.82)%
         Highest contract charges 1.60% Class B (c)     $  8.39                --                --            --           (16.13)%
         All contract charges                                --              3,233          $ 18,736          0.32%              --
EQ/JP Morgan Value Opportunities
----------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 14.10                --                 --           --            10.33%
         Highest contract charge 1.90% Class B (h)      $ 12.64                --                 --           --             8.78%
         All contract charges                                --            38,178         $  499,166         1.28%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 12.78                --                 --           --            26.16%
         Highest contract charges 1.90% Class B (h)     $ 11.62                --                 --           --            24.41%
         All contract charges                                --            39,281         $  471,766         1.42%              --
  2002   Lowest contract charges 0.50% Class B (d)      $ 10.13                --                --            --           (19.41)%
         Highest contract charges 1.90% Class B (h)     $  9.34                --                --            --           (20.65)%
         All contract charges                                --            36,586          $351,427          1.36%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 12.57                --                --            --           ( 7.30)%
         Highest contract charges 1.90% Class B (h)     $ 11.77                --                --            --             5.36%
         All contract charges                                --            36,246          $436,613          0.96%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 13.56                --                --            --             6.25%
         Highest contract charges 1.60% Class B         $ 13.02                --                --            --             5.08%
         All contract charges                                --            31,527          $413,937          1.01%              --
EQ/Lazard Small Cap Value
-------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 17.65                --                --            --            16.52%
         Highest contract charge 1.90% Class B (h)      $ 15.99                --                --            --            14.88%
         All contract charges                                --            52,025          $811,982         11.71%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 15.15                --                --            --            36.75%
         Highest contract charges 1.90% Class B (h)     $ 13.92                --                --            --            34.75%
         All contract charges                                --            38,520          $549,902          1.38%              --
  2002   Lowest contract charges 0.50% Class B (d)      $ 11.08                --                --            --           (14.31)%
         Highest contract charges 1.90% Class B (h)     $ 10.33                --                --            --           (15.47)%
         All contract charges                                --            22,123          $233,903          0.79%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 12.93                --                --            --            17.12%
         Highest contract charges 1.90% Class B (h)     $ 12.22                --                --            --            17.57%
         All contract charges                                --            13,643          $169,843          4.42%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 11.04                --                --            --            17.93%
         Highest contract charges 1.60% Class B         $ 10.68                --                --            --            16.69%
         All contract charges                                --             9,962          $106,984          2.89%              --
EQ/Marsico Focus
----------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (g)       $ 14.36                --                --            --             9.96%
         Highest contract charge 1.90% Class B (h)      $ 13.70                --                --            --             8.41%
         All contract charges                                --            69,842          $931,060            --               --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (g)      $ 13.06                --                --            --            30.45%
         Highest contract charges 1.90% Class B (h)     $ 12.63                --                --            --            28.62%
         All contract charges                                --            50,777          $646,010            --               --

                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Marsico Focus (Continued)
----------------------------
  2002   Lowest contract charges 0.50% Class B (g)      $ 10.01                --                --            --           (11.96)%
         Highest contract charges 1.90% Class B (h)     $  9.82                --                --            --           (13.25)%
         All contract charges                                --            11,834          $116,998          0.04%              --
  2001   Lowest contract charges 0.50% Class B (g)      $ 11.37                --                --            --            13.36%
         Highest contract charges 1.90% Class B (h)     $ 11.32                --                --            --             6.88%
         All contract charges                                --               328          $  3,718            --               --
  2000   Lowest contract charges 0.50% Class B               --                --                --            --               --
         Highest contract charges 1.60% Class B              --                --                --            --               --
         All contract charges                                --                --                --            --               --
EQ/Mercury Basic Value Equity
-----------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (j)       $ 21.32                --                --            --            10.02%
         Highest contract charge 1.90% Class B (h)      $ 19.12                --                --            --             8.47%
         All contract charges                                --            40,543          $701,451          5.74%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (j)      $ 19.38                --                --            --            30.58%
         Highest contract charges 1.90% Class B (h)     $ 17.63                --                --            --            28.69%
         All contract charges                                --            25,890          $466,739          0.68%              --
  2002   Lowest contract charges 0.50% Class B (j)      $ 14.84                --                --            --           (17.09)%
         Highest contract charges 1.90% Class B (h)     $ 13.70                --                --            --           (18.26)%
         All contract charges                                --            13,004          $183,216          1.18%              --
  2001   Lowest contract charges 0.95% Class B          $ 17.53                --                --            --             4.53%
         Highest contract charges 1.90% Class B (h)     $ 16.76                --                --            --            14.66%
         All contract charges                                --             8,262          $141,613          3.46%              --
  2000   Lowest contract charges 0.95% Class B          $ 16.77                --                --            --            10.77%
         Highest contract charges 1.60% Class B         $ 16.37                --                --            --            10.01%
         All contract charges                                --             7,266          $119,837          5.55%              --
EQ/Mercury International Value
------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 18.04                --                --            --            21.04%
         Highest contract charge 1.90% Class B (h)      $ 16.18                --                --            --            19.33%
         All contract charges                                --            34,210          $557,170          1.66%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 14.90                --                --            --            27.35%
         Highest contract charges 1.90% Class B (h)     $ 13.56                --                --            --            25.56%
         All contract charges                                --            29,705          $415,925          2.52%              --
  2002   Lowest contract charges 0.50% Class B (d)      $ 11.70                --                --            --           (17.02)%
         Highest contract charges 1.90% Class B (h)     $ 10.80                --                --            --           (18.18)%
         All contract charges                                --            23,303          $258,604          0.64%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 14.10                --                --            --           (21.93)%
         Highest contract charges 1.90% Class B (h)     $ 13.20                --                --            --             4.31%
         All contract charges                                --            21,672          $292,625          0.66%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 18.06                --                --            --           (12.75)%
         Highest contract charges 1.60% Class B         $ 17.34                --                --            --           (13.73)%
         All contract charges                                --            20,205          $353,019          9.45%              --
EQ/MFS Emerging Growth Companies
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 14.09                --                --            --            12.06%
         Highest contract charge 1.90% Class B (h)      $ 12.64                --                --            --            10.48%
         All contract charges                                --            20,997          $272,395            --               --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 12.58                --                --            --            28.76%
         Highest contract charges 1.90% Class B (h)     $ 11.44                --                --            --            26.84%
         All contract charges                                --            21,351          $252,025            --               --

                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                              Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/MFS Emerging Growth Companies (Continued)
--------------------------------------------
  2002   Lowest contract charges 0.50% Class B (d)      $  9.77                --                --            --           (34.70)%
         Highest contract charges 1.90% Class B (h)     $  9.02                --                --            --           (35.57)%
         All contract charges                                --            20,399          $188,909            --               --
  2001   Lowest contract charges 0.50% Class B (d)      $ 14.96                --                --            --            34.36%
         Highest contract charges 1.90% Class B (h)     $ 14.00                --                --            --            14.88%
         All contract charges                                --            23,969          $342,882          0.02%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 22.79                --                --            --           (19.24)%
         Highest contract charges 1.60% Class B         $ 21.88                --                --            --           (20.15)%
         All contract charges                                --            24,193          $532,893          2.00%              --
EQ/MFS Investors Trust
----------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $  9.45                --                --            --            10.84%
         Highest contract charge 1.90% Class B (h)      $  8.68                --                --            --             9.28%
         All contract charges                                --            32,507          $295,494          0.58%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $  8.53                --                --            --            21.51%
         Highest contract charges 1.90% Class B (h)     $  7.94                --                --            --            19.58%
         All contract charges                                --            32,811          $266,998          0.69%              --
  2002   Lowest contract charges 0.50% Class B (d)      $  7.02                --                --            --           (21.48)%
         Highest contract charges 1.90% Class B (h)     $  6.64                --                --            --           (22.43)%
         All contract charges                                --            25,059          $169,062          0.55%              --
  2001   Lowest contract charges 0.50% Class B (d)      $  8.94                --                --            --           (16.37)%
         Highest contract charges 1.90% Class B (h)     $  8.56                --                --            --             5.14%
         All contract charges                                --            24,165          $209,512          0.44%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 10.69                --                --            --           ( 1.19)%
         Highest contract charges 1.60% Class B         $ 10.45                --                --            --           ( 2.34)%
         All contract charges                                --            18,298          $191,799          0.42%              --
EQ/Money Market
---------------
  2004   Unit Value 0.00% to 1.90%*
         Lowest contract charge 0.00% Class B           $ 38.75                --                --            --             0.78%
         Highest contract charge 1.90% Class B (h)      $ 24.71                --                --            --           ( 1.14)%
         All contract charges                                --            22,453          $474,277          0.74%              --
  2003   Unit Value 0.00% to 1.90%*
         Lowest contract charges 0.00% Class B          $ 38.46                --                --            --             0.56%
         Highest contract charges 1.90% Class B (h)     $ 25.00                --                --            --           ( 1.35)%
         All contract charges                                --            22,249          $587,929          0.52%              --
  2002   Lowest contract charges 0.00% Class B          $ 38.24                --                --            --             1.24%
         Highest contract charges 1.90% Class B (h)     $ 25.34                --                --            --           ( 0.67)%
         All contract charges                                --            26,987          $751,628          3.15%              --
  2001   Lowest contract charges 0.00% Class B          $ 37.77                --                --            --             3.56%
         Highest contract charges 1.90% Class B (h)     $ 25.51                --                --            --             0.00%
         All contract charges                                --            24,948          $690,107          3.76%              --
  2000   Lowest contract charges 0.00% Class B          $ 36.47                --                --            --             5.99%
         Highest contract charges 1.60% Class B         $ 26.65                --                --            --             4.31%
         All contract charges                                --            16,149          $439,105          5.90%              --
EQ/Small Company Index
----------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 15.24                --                --            --            17.08%
         Highest contract charge 1.90% Class B (h)      $ 13.80                --                --            --            15.44%
         All contract charges                                --            24,789          $343,808          4.24%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 13.02                --                --            --            45.15%
         Highest contract charges 1.90% Class B (h)     $ 11.95                --                --            --            43.11%
         All contract charges                                --            19,516          $239,728          0.37%              --

                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Small Company Index (Continued)
----------------------------------
  2002   Lowest contract charges 0.50% Class B (d)      $  8.97               --                 --            --           (21.32)%
         Highest contract charges 1.90% Class B (h)     $  8.35               --                 --            --           (22.47)%
         All contract charges                                --            8,384           $ 71,737          0.61%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 11.40               --                 --            --             1.60%
         Highest contract charges 1.90% Class B (h)     $ 10.77               --                 --            --            18.29%
         All contract charges                                --            5,542           $ 60,777          0.58%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 11.22               --                 --            --           ( 3.88)%
         Highest contract charges 1.60% Class B         $ 10.86               --                 --            --           ( 4.90)%
         All contract charges                                --            5,020           $ 54,793          7.05%              --
EQ/Wells Fargo Montgomery Small Cap
-----------------------------------
  2004   Unit Value 1.25% to 1.70%*
         Lowest contract charge 1.25% Class B (p)      $ 11.37               --                 --            --            14.31%
         Highest contract charge 1.70% Class B(p)      $ 11.36               --                 --            --            14.22%
         All contract charges                                --               24           $    282            --               --
Laudus Rosenberg VIT Value Long/Short Equity
--------------------------------------------
  2004   Unit Value 1.20% to 1.70%*
         Lowest contract charge 1.20% Class B (n)       $ 10.16               --                 --            --             1.27%
         Highest contract charge 1.70% Class B (t)      $ 10.35               --                 --            --             1.87%
         All contract charges                                --            3,869           $ 39,780            --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charge 0.50% Class B (q)       $ 10.17               --                 --            --             1.72%
         Highest contract charge 1.70% Class B (q)      $ 10.16               --                 --            --             1.60%
         All contract charges                                --               95           $    966            --               --
U.S. Real Estate -- Class II
----------------------------
  2004   Unit Value 1.20% to 1.70%*
         Lowest contract charge 1.20% Class B (n)       $ 12.73               --                 --            --            12.47%
         Highest contract charge 1.70% Class B (q)      $ 14.70               --                 --            --            33.76%
         All contract charges                                --            9,422           $131,961          2.39%              --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charges 1.25% Class B (q)      $ 11.00               --                 --            --            10.00%
         Highest contract charges 1.70% Class B (q)     $ 10.99               --                 --            --             9.90%
         All contract charges                                --              188           $  2,058            --               --

(a) Units were made available for sale on March 1, 2000.
(b) Units were made available for sale on May 2, 2000.
(c) Units were made available for sale on September 5, 2000.
(d) Units were made available for sale on October 2, 2000.
(e) A substitution of BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000.
(f) A substitution of EQ/Evergreen Foundation and Mercury World Strategy for AXA Moderate Allocation occurred on May 18, 2001. Units in AXA Moderate Allocation were made available for sale on May 18, 2001.
(g) Units were made available for sale on September 4, 2001.
(h) Units were made available for sale on October 8, 2001.
(i) Units were made available on January 14, 2002.
(j) Units were made available for sale on April 1, 2002.
(k) A substitution of EQ/AXP New Dimensions Portfolio for the EQ/Capital Guardian U.S. Equity Portfolio occurred on July 12, 2002.
(l) A substitution of EQ/AXP Strategy Aggressive Portfolio for the EQ/Alliance Small Cap Growth Portfolio occurred on July 12, 2002.
(m) A substitution of EQ/MFS Research Portfolio for the EQ/Capital Guardian Research Portfolio occurred on November 22, 2002.
(n) Units were made available for sale on February 13, 2004.
(o) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology occurred on May 14, 2004 (See Note 5).
(p) Units were made available for sale on October 25, 2004.
(q) Units were made available on September 22, 2003
(r) A substitution of EQ/Alliance Growth Investors Portfolio for the AXA Moderate Allocation Portfolio occurred on November 22, 2002.
(s) A substitution of EQ/Alliance Global Portfolio for the EQ/Alliance International Portfolio occurred on November 22, 2002.
(t) A substitution of EQ/International Equity Index Portfolio for EQ/Alliance International Portfolio occurred on May 2, 2003 (See Note 5).

                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Concluded)

December 31, 2004


7. Accumulation Unit Values (Concluded)

* Expenses as a percentage of average net assets (0.00%, 0.50%, 0.95%, 1.20%, 1.25% 1.35%, 1.40%, 1.50%, 1.55%, 1.60%, 1.65%, 1.70%, 1.80%, and
     1.90% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.

** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                     FSA-68

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholders' equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2004 and December 31, 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of Notes to the Consolidated Financial Statements, in 2004 AXA Equitable changed its method of accounting for variable interest entities and certain nontraditional long-duration contracts and for Separate Accounts and in 2002 changed its method of accounting for variable annuity products that contain guaranteed minimum income benefit features, and its method of accounting for intangible and long-lived assets.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 31, 2005

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                                                                 DECEMBER 31,          December 31,
                                                                                    2004                  2003
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS

Investments:
  Fixed maturities available for sale, at estimated fair value..............  $    30,722.3        $    29,095.5
  Mortgage loans on real estate.............................................        3,131.9              3,503.1
  Equity real estate, held for the production of income.....................          643.2                656.5
  Policy loans..............................................................        3,831.4              3,894.3
  Other equity investments..................................................        1,010.5                789.1
  Other invested assets.....................................................        1,112.1                825.2
                                                                              -----------------    -----------------
      Total investments.....................................................       40,451.4             38,763.7
Cash and cash equivalents...................................................        1,680.8                999.1
Cash and securities segregated, at estimated fair value.....................        1,489.0              1,285.8
Broker-dealer related receivables...........................................        2,187.7              2,284.7
Deferred policy acquisition costs...........................................        6,813.9              6,290.4
Goodwill and other intangible assets, net...................................        3,761.4              3,513.4
Amounts due from reinsurers.................................................        2,549.6              2,460.4
Loans to affiliates, at estimated fair value................................          400.0                400.0
Other assets................................................................        3,600.9              3,829.7
Separate Accounts' assets...................................................       61,559.4             54,438.1
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $   124,494.1        $   114,265.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $    26,875.1        $    25,307.7
Future policy benefits and other policyholders liabilities..................       14,099.6             13,934.7
Broker-dealer related payables..............................................          945.9              1,261.8
Customers related payables..................................................        2,658.7              1,897.5
Amounts due to reinsurers...................................................          994.0                936.5
Short-term and long-term debt...............................................        1,255.5              1,253.2
Income taxes payable........................................................        2,714.8              2,362.8
Other liabilities...........................................................        1,859.6              2,006.9
Separate Accounts' liabilities..............................................       61,559.4             54,300.6
Minority interest in equity of consolidated subsidiaries....................        2,040.4              1,744.9
Minority interest subject to redemption rights..............................          266.6                488.1
                                                                              -----------------    -----------------
      Total liabilities.....................................................      115,269.6            105,494.7
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 12, 14, 15, 16 and 17)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding....................................................            2.5                  2.5
Capital in excess of par value..............................................        4,890.9              4,848.2
Retained earnings...........................................................        3,457.0              3,027.1
Accumulated other comprehensive income......................................          874.1                892.8
                                                                              -----------------    -----------------
      Total shareholder's equity............................................        9,224.5              8,770.6
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $   124,494.1        $   114,265.3
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                      2004               2003               2002
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................   $    1,595.4       $     1,376.7      $     1,315.5
Premiums......................................................          879.6               889.4              945.2
Net investment income.........................................        2,501.4             2,386.9            2,377.2
Investment gains (losses), net................................           65.0               (62.3)            (278.5)
Commissions, fees and other income............................        3,355.0             2,811.8            2,987.6
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        8,396.4             7,402.5            7,347.0
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,867.1             1,708.2            2,036.0
Interest credited to policyholders' account balances..........        1,038.1               969.7              972.5
Compensation and benefits.....................................        1,604.9             1,327.0            1,244.3
Commissions...................................................        1,017.3               991.9              788.8
Distribution plan payments....................................          374.2               370.6              392.8
Amortization of deferred sales commissions....................          177.4               208.6              229.0
Interest expense..............................................           76.8                82.3               95.7
Amortization of deferred policy acquisition costs.............          472.9               434.6              296.7
Capitalization of deferred policy acquisition costs...........       (1,015.9)             (990.7)            (754.8)
Rent expense..................................................          185.0               165.8              168.8
Amortization of other intangible assets, net..................           22.9                21.9               21.2
Alliance charge for mutual fund matters and legal proceedings.            -                 330.0                -
Other operating costs and expenses............................          901.5               832.4              827.4
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,722.2             6,452.3            6,318.4
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before
  income taxes and minority interest..........................        1,674.2               950.2            1,028.6
Income taxes..................................................         (396.3)             (240.5)             (50.9)
Minority interest in net income of consolidated subsidiaries..         (384.1)             (188.7)            (362.8)
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations...........................          893.8               521.0              614.9
Earnings from other discontinued operations,
  net of income taxes.........................................            7.9                 3.4                5.6
Gain on sale of real estate held-for-sale, net of income taxes           31.1                 -                  -
Cumulative effect of accounting changes, net of
  income taxes................................................           (2.9)                -                (33.1)
                                                                -----------------  -----------------  -----------------
Net Earnings..................................................   $      929.9       $       524.4      $       587.4
                                                                =================  =================  =================





                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                         2004               2003               2002
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
Common stock, at par value, beginning and end of year.........      $         2.5       $        2.5       $        2.5
                                                                   -----------------   ----------------   ----------------

Capital in excess of par value, beginning of year.............            4,848.2            4,812.8            4,753.6
Increase in additional paid in capital
    in excess of par value....................................               42.7               35.4               59.2
                                                                   -----------------   ----------------   ----------------
Capital in excess of par value, end of year...................            4,890.9            4,848.2            4,812.8
                                                                   -----------------   ----------------   ----------------

Retained earnings, beginning of year..........................            3,027.1            2,902.7            2,815.3
Net earnings..................................................              929.9              524.4              587.4
Shareholder dividends paid....................................             (500.0)            (400.0)            (500.0)
                                                                   -----------------   ----------------   ----------------
Retained earnings, end of year................................            3,457.0            3,027.1            2,902.7
                                                                   -----------------   ----------------   ----------------

Accumulated other comprehensive income,
  beginning of year...........................................              892.8              681.1              215.4
Other comprehensive (loss) income.............................              (18.7)             211.7              465.7
                                                                   -----------------   ----------------   ----------------
Accumulated other comprehensive income, end of year...........              874.1              892.8              681.1
                                                                   -----------------   ----------------   ----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................      $     9,224.5       $    8,770.6       $    8,399.1
                                                                   =================   ================   ================

COMPREHENSIVE INCOME
Net earnings..................................................      $       929.9       $      524.4       $      587.4
                                                                   -----------------   ----------------   ----------------
Change in unrealized (losses) gains, net of reclassification
   adjustments................................................              (31.1)             211.7              465.6
Minimum pension liability adjustment..........................                -                  -                   .1
Cumulative effect of accounting changes.......................               12.4                -                  -
                                                                   -----------------   ----------------   ----------------
Other comprehensive income....................................              (18.7)             211.7              465.7
                                                                   -----------------   ----------------   ----------------
COMPREHENSIVE INCOME..........................................      $       911.2       $      736.1       $    1,053.1
                                                                   =================   ================   ================











                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                       2004                2003               2002
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net earnings..................................................    $       929.9       $      524.4       $       587.4
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances........          1,038.1              969.7               972.5
  Universal life and investment-type product
    policy fee income.........................................         (1,595.4)          (1,376.7)           (1,315.5)
  Net change in broker-dealer and customer related
    receivables/payables......................................            379.6               22.5              (237.3)
  Investment (gains) losses, net..............................            (65.0)              62.3               278.5
  Change in deferred policy acquisition costs.................           (543.0)            (556.1)             (458.1)
  Change in future policy benefits............................            129.3              (97.4)              218.0
  Change in property and equipment............................            (69.3)             (55.8)              (76.6)
  Change in income tax payable................................            349.6              246.3                93.3
  Change in accounts payable and accrued expenses.............            (27.4)             276.8                (8.9)
  Change in segregated cash and securities, net...............           (203.2)            (111.5)              240.8
  Minority interest in net income of consolidated subsidiaries            386.8              188.7               362.8
  Change in fair value of guaranteed
    minimum income benefit reinsurance contracts..............            (61.0)              91.0              (120.0)
  Amortization of deferred sales commissions..................            177.4              208.6               229.0
  Amortization of other intangible assets, net................             22.9               21.9                21.2
  Other, net..................................................            194.3              272.6              (114.2)
                                                                 -----------------   -----------------  -----------------
Net cash provided by operating activities.....................          1,043.6              687.3               672.9
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................          3,341.9            4,216.4             2,996.0
  Sales.......................................................          2,983.6            4,818.2             8,035.9
  Purchases...................................................         (7,052.5)         (11,457.9)          (12,709.0)
  Change in short-term investments............................            (77.2)             610.7              (568.9)
  Purchase of minority interest in consolidated subsidiary ...           (410.7)               -                (249.7)
  Other, net..................................................            169.7               89.3               126.6
                                                                 -----------------   -----------------  -----------------
Net cash used by investing activities.........................         (1,045.2)          (1,723.3)           (2,369.1)
                                                                 -----------------   -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................          4,029.4            5,639.1             4,328.5
    Withdrawals and transfers to Separate Accounts............         (2,716.0)          (3,181.1)           (2,022.9)
  Net change in short-term financings.........................              -                (22.1)             (201.2)
  Shareholder dividends paid..................................           (500.0)            (400.0)             (500.0)
  Other, net..................................................           (130.1)            (270.4)             (318.6)
                                                                 -----------------   -----------------  -----------------
Net cash provided by financing activities.....................            683.3            1,765.5             1,285.8
                                                                 -----------------   -----------------  -----------------

Change in cash and cash equivalents...........................            681.7              729.5              (410.4)
Cash and cash equivalents, beginning of year..................            999.1              269.6               680.0
                                                                 -----------------   -----------------  -----------------
Cash and Cash Equivalents, End of Year........................    $     1,680.8       $      999.1       $       269.6
                                                                 =================   =================  =================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                   (CONTINUED)

                                                                      2004               2003               2002
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information:
  Interest Paid...............................................   $       86.2       $        91.0      $        80.5
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      154.4       $       (45.7)     $      (139.6)
                                                                =================  =================  =================









                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)  ORGANIZATION

    In 2004, The Equitable Life Assurance Society of the United States was renamed to AXA Equitable Life Insurance Company ("AXA Equitable"). AXA Equitable, collectively with its consolidated subsidiaries (the "Company"), is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). The Company's insurance business is conducted principally by AXA Equitable and its wholly owned life insurance subsidiary, AXA Life and Annuity Company ("AXA Life"), whose name was changed in 2004 from The Equitable of Colorado. The Company's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance").

    In October 2000, Alliance acquired substantially all of the assets and liabilities of SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"). In the fourth quarter of 2002, the Company acquired 8.16 million units in Alliance ("Alliance Units") at the aggregate market price of $249.7 million from SCB Inc. and SCB Partners, Inc. under a preexisting agreement (see Note 2). In March and December 2004, the Company acquired a total of 10.7 million Alliance Units at the aggregated market price of $410.7 million from SCB Inc. and SCB Partners, Inc. under this preexisting agreement. As a result of the 2004 transactions, the Company recorded additional goodwill of $217.9 million and other intangible assets of $26.9 million.

    The Company's consolidated economic interest in Alliance was 46.4% at December 31, 2004, and together with it's ownership with other AXA Financial companies, the consolidated economic interests in Alliance was approximately 61.3%.

    In July 2004, the Holding Company completed its acquisition of The MONY Group Inc. ("MONY"). The acquisition provides AXA Financial with additional scale in distribution, client base and assets under management.

    AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In 2000, AXA acquired the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

2)  SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation and Principles of Consolidation
    -----------------------------------------------------

    The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

    The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

    All significant intercompany transactions and balances except those with discontinued operations have been eliminated in consolidation. The years "2004," "2003" and "2002" refer to the years ended December 31, 2004, 2003 and 2002, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

    Closed Block
    ------------

    As a result of demutualization, Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its own participating policyholders.

    Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block that would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

    Other Discontinued Operations
    -----------------------------

    In 1991, management discontinued the business of certain pension business operations ("Other Discontinued Operations"). Other Discontinued Operations principally consist of the group non-participating wind-up annuity products, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2004 is adequate to provide for all future losses; however, the determination of the allowance involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Other Discontinued Operations ("Discontinued Operations Investment Assets"). There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of Other Discontinued Operations differ from management's current estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in Other Discontinued Operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result. See
    Note 8 of Notes to Consolidated Financial Statements.

    Accounting Changes
    ------------------

    At March 31, 2004, the Company completed its transition to the consolidation and disclosure requirements of FIN No. 46(R), "Consolidation of Variable Interest Entities, Revised".

    At December 31, 2004, the Insurance Group's General Account held $34.1 million of investment assets issued by VIEs and determined to be significant variable interests under FIN No. 46(R). As reported in the consolidated balance sheet, these investments included $32.9 million of fixed maturities (collateralized debt and loan obligations) and $1.2 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2004 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance

    Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

    Management of Alliance has reviewed its investment management agreements and its investments in and other financial arrangements with certain entities that hold client assets under management to determine the entities that Alliance is required to consolidate under FIN No. 46(R). These include certain mutual fund products domiciled in Luxembourg, India, Japan, Singapore and Australia ("collectively "Offshore Funds"), hedge funds, structured products, group trusts and joint ventures.

    As a result of its review, Alliance Capital had consolidated an investment in a joint venture and its funds under management. At December 31, 2004, Alliance Capital sold this investment and accordingly, no longer consolidates this investment and its funds under management.

    Alliance Capital derived no direct benefit from client assets under management of these entities other than investment management fees and cannot utilize those assets in its operations.

    Alliance has significant variable interests in certain other VIEs with approximately $845 million in client assets under management. However, these VIEs do not require consolidation because management has determined that Alliance is not the primary beneficiary. Alliance's maximum exposure to loss in these entities is limited to its nominal investments in and prospective investment management fees earned from these entities.

    Effective January 1, 2004, the Company adopted SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". SOP 03-1 required a change in the Company's accounting policies relating to (a) general account interests in separate accounts, (b) assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts, (c) liabilities related to group pension participating contracts, and (d) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and interest-sensitive life policies.

    The adoption of SOP 03-1 required changes in several of the Company's accounting policies relating to separate account assets and liabilities. The Company now reports the General Account's interests in separate accounts as trading account securities in the consolidated balance sheet; prior to the adoption of SOP 03-1, such interests were included in Separate Accounts' assets. Also, the assets and liabilities of two Separate Accounts are now presented and accounted for as General Account assets and liabilities, effective January 1, 2004. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying 2004 consolidated financial statements. These two Separate Accounts hold assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts. In addition, liabilities associated with the market value adjustment feature are now reported at the accrued account balance. Prior to the adoption of SOP 03-1, such liabilities had been reported at market adjusted value.

    Prior to the adoption of SOP 03-1, the liabilities for group pension participating contracts were adjusted only for changes in the fair value of certain related investment assets that were reported at fair value in the balance sheet (including fixed maturities and equity securities classified as available for sale, but not equity real estate or mortgage loans) with changes in the liabilities recorded directly in Accumulated other comprehensive income to offset the unrealized gains and losses on the related assets. SOP 03-1 required an adjustment to the liabilities for group pension participating contracts to reflect the fair value of all the assets on which those contracts' returns are based, regardless of whether those assets are reported at fair value in the balance sheet. Changes in the liability related to fluctuations in asset fair values are now reported as Interest credited to policyholders' account balances in the consolidated statements of earnings.

    In addition, the adoption of SOP 03-1 resulted in a change in the method of determining liabilities associated with the no lapse guarantee feature contained in variable and interest-sensitive life contracts. While both the Company's previous method of establishing the no lapse guarantee reserve and the SOP 03-1 method are based on accumulation of a portion of the charges for the no lapse guarantee feature, SOP 03-1 specifies a different approach for identifying the portion of the fee to be accrued and establishing the related reserve.

    The adoption of SOP 03-1 as of January 1, 2004 resulted in a decrease in 2004 net earnings of $2.9 million and an increase in other comprehensive income of $12.4 million related to the cumulative effect of the required changes in accounting. The determination of liabilities associated with group pension participating contracts and mortality and annuitization benefits, as well as related impacts on deferred acquisition costs, is based on models that involve numerous estimates and subjective judgments. There can be no assurance that the ultimate actual experience will not differ from management's estimates.

    New Accounting Pronouncements
    -----------------------------

    On December 16, 2004, the FASB issued SFAS Statement No. 123(R), "Share-Based Payment". SFAS Statement No. 123(R) eliminates the alternative to apply the intrinsic value method of accounting for employee stock-based compensation awards that was provided in FASB Statement No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") as originally issued. SFAS No. 123(R) requires the cost of all share-based payments to employees, including stock options, stock appreciation rights, and most tax-qualified employee stock purchase plans, to be recognized in the financial statements based on the fair value of those awards. Under SFAS No. 123(R) the cost of equity-settled awards generally is based on fair value at date of grant, adjusted for subsequent modifications of terms or conditions, while cash-settled awards require remeasurement of fair value at the end of each reporting period. SFAS No. 123(R) does not prescribe or specify a preference for a particular valuation technique or model for estimating the fair value of employee stock options and similar awards but instead requires consideration of certain factors in selecting one that is appropriate for the unique substantive characteristics of the instruments awarded. SFAS No. 123(R) is effective as of the first interim or annual reporting period beginning after June 15, 2005 and generally requires adoption using a modified version of prospective application. Under "modified prospective" application, SFAS No. 123(R) applies to new awards granted and to awards modified, repurchased, or cancelled after the required effective date. Additionally, compensation cost for unvested awards outstanding as of the required effective date must be recognized prospectively over the remaining requisite service/vesting period based on the fair values of those awards as already calculated under SFAS No. 123. Entities may further elect to apply SFAS No. 123(R) on a "modified retrospective" basis to give effect to the fair value based method of accounting for awards granted, modified, or settled in cash in earlier periods. The cumulative effect of initial application, if any, is recognized as of the required effective date.

    As more fully described in Note 21 of Notes to Consolidated Financial Statements, the Company elected under SFAS No. 123 to continue to account for stock-based compensation using the intrinsic value method and instead to provide only pro-forma disclosure of the effect on net earnings from applying the fair value based method. Consequently, adoption of SFAS No. 123(R) would be expected to result in recognition of compensation expense for certain types of the Company's equity-settled awards, such as options to purchase AXA ADRs, for which no cost previously would have been charged to net earnings under the intrinsic value method. Similarly, certain types of the Company's cash-settled awards, such as stock appreciation rights, may be expected to result either in different amounts of compensation expense or different patterns of expense recognition under SFAS No. 123(R) as compared to the intrinsic value method. Management of the Company currently is assessing the impact of adoption of SFAS No. 123(R), including measurement and reporting of related income tax effects, selection of an appropriate valuation model and determination of assumptions, as well as consideration of plan design issues.

    On May 19, 2004, the FASB approved the issuance of FASB Staff Position ("FSP") No. 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003", effective for the first interim or annual period beginning after June 15, 2004. FSP 106-2 provides guidance on the accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("MMA") for employers that sponsor postretirement health care plans that provide prescription drug benefits. MMA introduced a new prescription drug benefit under Medicare that will go into effect in 2006 and also includes a Federal subsidy payable to plan sponsors equal to 28% of certain prescription drug benefits payable to

    Medicare-eligible retirees. The subsidy only is available to an employer that sponsors a retiree medical plan that includes a prescription drug benefit that is at least as valuable as (i.e., actuarially equivalent to) the new Medicare coverage. The subsidy is not subject to Federal income tax.

    Clarifying regulations are expected to be issued by the Centers for Medicare and Medicaid Services to address the interpretation and determination of actuarial equivalency under MMA. In accordance with the provisions of FSP 106-2, management and its actuarial advisors will re-evaluate actuarial equivalency as new information about its interpretation or determination become available. Management and its actuarial advisors have not as yet been able to conclude whether the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measurements of the accumulated postretirement benefit obligation and net periodic postretirement benefit cost for these plans at and for the period ended December 31, 2004 do not reflect any amount associated with enactment of MMA, including the subsidy.

    Investments
    -----------

    The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

    Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

    Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

    Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

    Real estate investments meeting the following criteria are classified as real estate held-for-sale:
       o Management having the authority to approve the action commits the organization to a plan to sell the property.
       o The property is available for immediate sale in its present condition subject only to terms that are usual and customary forthe sale of such assets.
       o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
       o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
       o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
       o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

    Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

    Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2004 were not significant.

    Valuation allowances are netted against the asset categories to which they apply.

    Policy loans are stated at unpaid principal balances.

    Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet FIN No. 46(R) requirements for consolidation are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN No. 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

    Equity securities include common stock and non-redeemable preferred stock classified as either trading or available for sale securities, are carried at estimated fair value and are included in other equity investments.

    Short-term investments are stated at amortized cost, which approximates fair value, and are included with other invested assets.

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

    All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

    Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)
    --------------------------------------------------------------------

    Net investment income and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

    Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

    Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

    Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to Other Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

    Recognition of Insurance Income and Related Expenses
    ----------------------------------------------------

    Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

    Deferred Policy Acquisition Costs
    ---------------------------------

    Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

    A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Expected future gross profit assumptions related to Separate Account performance are set by management using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.95% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.95% net of product weighted average Separate Account fees) and 0% (-2.05% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2004, current projections of future average gross market returns assume a 2.3% return for 2005, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after 1.5 years.

    In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

    Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

    For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2004, the average rate of assumed investment yields, excluding policy loans, was 7.0% grading to 6.3% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

    For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

    Policyholders' Account Balances and Future Policy Benefits
    ----------------------------------------------------------

    Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    AXA Equitable issues certain variable annuity products with a Guaranteed Minimum Death Benefit ("GMDB") feature. AXA Equitable also issues certain variable annuity products that contain a Guaranteed Minimum Income Benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    Reinsurance contracts covering GMIB exposure are considered derivatives under SFAS No. 133 and, therefore, are required to be reported in the balance sheet at their fair value. GMIB reinsurance fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings. Since there is no readily available market for GMIB reinsurance contracts, the determination of their fair values is based on models which involve numerous estimates and subjective judgments including those regarding expected market rates of return and volatility, GMIB election rates, contract surrender rates and mortality experience. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

    For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

    For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 10.9% for life insurance liabilities and from 2.25% to 8.85% for annuity liabilities.

    Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

    Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $71.7 million and $69.9 million at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, respectively, $1,081.5 million and $1,069.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group (see Note 12). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $        35.0       $       33.8       $       36.6
        Incurred benefits related to prior years...........           12.8               (2.8)              (6.3)
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        47.8       $       31.0       $       30.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        12.9       $       12.1       $       11.5
        Benefits paid related to prior years...............           33.1               34.9               37.2
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $        46.0       $       47.0       $       48.7
                                                            =================   ================   =================

    Policyholders' Dividends
    ------------------------

    The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

    At December 31, 2004, participating policies, including those in the Closed Block, represent approximately 16.5% ($32.6 billion) of directly written life insurance in-force, net of amounts ceded.

    Separate Accounts
    -----------------

    Generally, Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Insurance Group. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Two of those Separate Accounts were reclassified to the general account in connection with the adoption of SOP 03-1 as of January 1, 2004.

    The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2004, 2003 and 2002, investment results of such Separate Accounts were gains (losses) of $2,191.4 million, $(466.2) million and $(4,740.7) million, respectively.

    Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

    Recognition of Investment Management Revenues and Related Expenses
    ------------------------------------------------------------------

    Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and services base fees, generally calculated as a percentage, referred to as "basis points", of assets under management for clients, are recorded as revenue as the related services are performed; they include brokerage transactions charges of Sanford C. Bernstein & Co., LLC ("SCB LLC"), a wholly owned subsidiary of Alliance, for certain private client transactions and institutional investment management client transactions. Certain investment advisory contracts provide for a performance fee in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited, a wholly owned subsidiary of Alliance, for in-depth research and other services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

    Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years, the periods of time during which deferred sales commissions are generally recovered from distribution services fees received from those funds and from contingent deferred sales charges ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions in unamortized deferred sales commissions when received. At December 31, 2004 and

    2003, respectively, net deferred sales commissions totaled $254.5 million and $387.2 million and are included within Other assets. The estimated amortization expense of deferred sales commission, based on December 31, 2004 net balance for each of the next five years is approximately $20.7 million.

    Alliance's management tests the deferred sales commission asset for recoverability quarterly, or more often when events or changes in circumstances occur that could significantly increase the risk of impairment of the asset. Alliance's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC is based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

    Significant assumptions utilized to estimate future average assets under management of back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the last five years. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions. Alliance's management considers the results of these analyses performed at various dates. If Alliance's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using Alliance's management's best estimate of future cash flows discounted to a present value amount.

    Other Accounting Policies
    -------------------------

    In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.49 billion and $1.29 billion have been segregated in a special reserve bank custody account at December 31, 2004 and 2003, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

    Intangible assets related to the Bernstein acquisition include costs assigned to contracts of businesses acquired. These costs continue to be amortized on a straight-line basis over estimated useful lives of twenty years. Other intangible assets are amortized on a straight-line basis over their estimated useful lives of twenty years.

    Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

    The Holding Company and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

    Minority interest subject to redemption rights represents the remaining 16.3 million of private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period which ended October 2002. The Company acquired
    16.32 million of the former Bernstein shareholders' Alliance Units in 2004. The outstanding 16.3 million Alliance Units may be sold to the Holding Company at the prevailing market price over the remaining five years ending in 2009.

    Generally, not more than 20% of the original Alliance Units issued to the former Bernstein shareholders may be put to the Holding Company in any one annual period.

    The Company accounts for its stock option plans and other stock-based compensation plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 21 of Notes to Consolidated Financial Statements for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation," and SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure".

3)  INVESTMENTS

    The following tables provide additional information relating to fixed maturities and equity securities:

                                                               GROSS              GROSS
                                          AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                             COST              GAINS              LOSSES            FAIR VALUE
                                        ---------------   -----------------  -----------------   ---------------
                                                                     (IN MILLIONS)
    DECEMBER 31, 2004
    Fixed Maturities:
      Available for Sale:
        Corporate.....................   $    22,285.8     $    1,684.3       $       45.3       $   23,924.8
        Mortgage-backed...............         3,472.4             47.7                9.7            3,510.4
        U.S. Treasury, government
          and agency securities.......           964.1             54.9                1.3            1,017.7
        States and political
          subdivisions................           187.1             20.6                 .8              206.9
        Foreign governments...........           245.1             47.2                 .1              292.2
        Redeemable preferred stock....         1,623.1            151.4                4.2            1,770.3
                                        ----------------- -----------------  -----------------  ----------------
          Total Available for Sale....   $    28,777.6     $    2,006.1       $       61.4       $   30,722.3
                                        ================= =================  =================  ================
    Equity Securities:
      Available for sale..............   $         1.0     $        1.2       $         .1       $        2.1
      Trading securities..............              .4              1.0                 .2                1.2
                                        ----------------- -----------------  -----------------  ----------------
    Total Equity Securities...........   $         1.4     $        2.2       $         .3       $        3.3
                                        ================= =================  =================  ================
    December 31, 2003
    Fixed Maturities:
      Available for Sale:
        Corporate.....................   $    20,653.7     $    1,726.2       $       84.7       $   22,295.2
        Mortgage-backed...............         3,837.0             57.0               17.4            3,876.6
        U.S. Treasury, government
          and agency securities.......           812.3             58.7                 .5              870.5
        States and political
          subdivisions................           188.2             14.1                2.0              200.3
        Foreign governments...........           248.4             45.9                 .3              294.0
        Redeemable preferred stock....         1,412.0            151.1                4.2            1,558.9
                                        ----------------- -----------------  -----------------  ----------------
          Total Available for Sale....   $    27,151.6     $    2,053.0       $      109.1       $   29,095.5
                                        ================= =================  =================  ================
    Equity Securities:
      Available for sale..............   $        11.6     $        1.2       $         .2       $       12.6
      Trading securities..............             1.9               .6                1.5                1.0
                                        ----------------- -----------------  -----------------  ----------------
    Total Equity Securities...........   $        13.5     $        1.8       $        1.7       $       13.6
                                        ================= =================  =================  ================


    For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2004 and 2003, securities without a readily ascertainable market value having an amortized cost of $4,138.7 million and $4,462.1 million, respectively, had estimated fair values of $4,446.0 million and $4,779.6 million, respectively.

    The contractual maturity of bonds at December 31, 2004 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      878.8       $      895.5
        Due in years two through five..........................................       5,162.9            5,512.4
        Due in years six through ten...........................................      10,355.1           11,145.6
        Due after ten years....................................................       7,285.3            7,888.1
        Mortgage-backed securities.............................................       3,472.4            3,510.4
                                                                                ----------------   -----------------
        Total..................................................................  $   27,154.5       $   28,952.0
                                                                                ================   =================

    Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process culminates with a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. The review considers an analysis of individual credit metrics of each issuer as well as industry fundamentals and the outlook for the future. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be impaired, then the appropriate provisions are taken.

    The following table discloses fixed maturities (636 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2004:

                                  LESS THAN 12 MONTHS             12 MONTHS OR LONGER                   TOTAL
                             -------------------------------  ----------------------------   ----------------------------
                                                   GROSS                         GROSS                          GROSS
                                ESTIMATED       UNREALIZED     ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED
                                FAIR VALUE        LOSSES       FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                             --------------- ---------------  -------------  -------------   -------------  -------------
                                                                    (IN MILLIONS)

   Fixed Maturities:
     Corporate.............  $     1,709.6   $       20.0     $      545.4   $       25.3    $    2,255.0    $      45.3
     Mortgage-backed.......          776.5            8.5             69.6            1.2           846.1            9.7
     U.S. Treasury,
       Government and
       Agency securities...          138.4            1.1              4.8             .2           143.2            1.3
     States and political
       Subdivisions........            -              -               19.4             .8            19.4             .8
     Foreign governments...            5.0             .1              -              -               5.0             .1
     Redeemable
       Preferred stock.....           58.0            3.5             14.3             .7            72.3            4.2
                             --------------- ---------------  -------------  -------------   -------------  ------------
   Total Temporarily
     Impaired Securities ..  $     2,687.5   $       33.2     $      653.5   $       28.2    $    3,341.0   $       61.4
                             =============== ===============  =============  =============   =============  ============

    The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2004, approximately $987.3 million or 3.6% of the $27,154.5 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

    At December 31, 2004, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $15.5 million.

    The Insurance Group holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2004 and 2003 were $891.0 million and $775.5 million, respectively.

    The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $17.6 million and $122.4 million at December 31, 2004 and 2003, respectively. Gross interest income on these loans included in net investment income aggregated $6.9 million, $7.8 million and $5.3 million in 2004, 2003 and 2002, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.5 million, $10.0 million and $6.8 million in 2004, 2003 and 2002, respectively.

    Impaired mortgage loans along with the related investment valuation allowances for losses follow:

                                                                                     DECEMBER 31,
                                                                       ----------------------------------------
                                                                              2004                 2003
                                                                       -------------------  -------------------
                                                                                    (IN MILLIONS)
    Impaired mortgage loans with investment valuation allowances......   $         89.4       $        149.4
    Impaired mortgage loans without investment valuation allowances...             10.7                 29.1
                                                                       -------------------  -------------------
    Recorded investment in impaired mortgage loans....................            100.1                178.5
    Investment valuation allowances...................................            (11.3)               (18.8)
                                                                       -------------------  -------------------
    Net Impaired Mortgage Loans.......................................   $         88.8       $        159.7
                                                                       ===================  ===================

    During 2004, 2003 and 2002, respectively, the Company's average recorded investment in impaired mortgage loans was $148.3 million, $180.9 million and $138.1 million. Interest income recognized on these impaired mortgage loans totaled $11.4 million, $12.3 million and $10.0 million for 2004, 2003 and 2002, respectively.

    Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2004 and 2003, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $79.2 million and $143.2 million.

    The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2004 and 2003, the carrying value of equity real estate held-for-sale amounted to zero and $56.9 million, respectively. For 2004, 2003 and 2002, respectively, real estate of zero, $2.8 million and $5.6 million was acquired in satisfaction of debt. At December 31, 2004 and 2003, the Company owned $221.0 million and $275.8 million, respectively, of real estate acquired in satisfaction of debt of which $2.2 million and $3.6 million, respectively, are held as real estate joint ventures.

    Accumulated depreciation on real estate was $207.5 million and $189.6 million at December 31, 2004 and 2003, respectively. Depreciation expense on real estate totaled $20.8 million, $38.8 million and $18.0 million for 2004, 2003 and 2002, respectively.

    Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                   2004              2003                2002
                                                            ----------------    ----------------   -----------------
                                                                                 (IN MILLIONS)
    Balances, beginning of year..........................   $        20.5       $       55.0       $       87.6
    Additions charged to income..........................             3.9               12.2               32.5
    Deductions for writedowns and
      asset dispositions.................................           (13.1)             (15.2)             (65.1)
    Deduction for transfer of real estate held-for-sale
      to real estate held for the production of income...             -                (31.5)               -
                                                            ----------------    ----------------   -----------------
    Balances, End of Year................................   $        11.3       $       20.5       $       55.0
                                                            ================    ================   =================

    Balances, end of year comprise:
      Mortgage loans on real estate......................   $        11.3       $       18.8       $       23.4
      Equity real estate.................................             -                  1.7               31.6
                                                            ----------------    ----------------   -----------------
    Total................................................   $        11.3       $       20.5       $       55.0
                                                            ================    ================   =================

4)  EQUITY METHOD INVESTMENTS

    Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures, limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,008.2 million and $896.9 million, respectively, at December 31, 2004 and 2003. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $66.2 million, $4.3 million and $(18.3) million, respectively, for 2004, 2003 and 2002.

    Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (6 and 6 individual ventures at December 31, 2004 and 2003, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                        DECEMBER 31,
                                                                            ------------------------------------
                                                                                  2004                2003
                                                                            ----------------   -----------------
                                                                                         (IN MILLIONS)
    BALANCE SHEETS
    Investments in real estate, at depreciated cost........................  $       537.1      $       551.6
    Investments in securities, generally at estimated fair value...........          162.4              204.8
    Cash and cash equivalents..............................................           13.5               37.6
    Other assets...........................................................           23.0               22.8
                                                                            ----------------   -----------------
    Total Assets...........................................................  $       736.0      $       816.8
                                                                            ================   =================

    Borrowed funds - third party...........................................  $       254.3      $       259.7
    Other liabilities......................................................           17.4               19.5
                                                                            ----------------   -----------------
    Total liabilities......................................................          271.7              279.2
                                                                            ----------------   -----------------

    Partners' capital......................................................          464.3              537.6
                                                                            ----------------   -----------------
    Total Liabilities and Partners' Capital................................  $       736.0      $       816.8
                                                                            ================   =================

    The Company's Carrying Value in These Entities Included Above..........  $       168.8      $       168.8
                                                                            ================   =================

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Revenues of real estate joint ventures.............  $        95.2       $       95.6       $       98.4
    Net revenues (losses) of
      other limited partnership interests..............           19.8               26.0              (23.2)
    Interest expense - third party.....................          (16.9)             (18.0)             (19.8)
    Other expenses.....................................          (64.0)             (61.7)             (59.3)
                                                        -----------------   ----------------   -----------------
    Net Earnings (Losses)..............................  $        34.1       $       41.9       $       (3.9)
                                                        =================   ================   =================

    The Company's Equity in Net Earnings of These
      Entities Included Above..........................  $        11.0       $        5.0       $       12.8
                                                        =================   ================   =================

5)  NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

    The sources of net investment income follows:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Fixed maturities...................................  $     1,879.5       $    1,792.6       $    1,755.4
    Mortgage loans on real estate......................          249.6              279.5              314.8
    Equity real estate.................................          124.8              136.9              153.7
    Other equity investments...........................           78.4               49.3              (45.4)
    Policy loans.......................................          251.0              260.1              269.4
    Other investment income............................           92.0               66.8              114.1
                                                        -----------------   ----------------   -----------------

      Gross investment income..........................        2,675.3            2,585.2            2,562.0

      Investment expenses..............................         (173.9)            (198.3)            (184.8)
                                                        -----------------   ----------------   -----------------

    Net Investment Income..............................  $     2,501.4       $    2,386.9       $    2,377.2
                                                        =================   ================   =================

    Investment gains (losses) by investment category, including changes in the valuation allowances, follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Fixed maturities...................................  $        26.3       $     (100.7)      $     (374.3)
    Mortgage loans on real estate......................             .2                1.3                3.7
    Equity real estate.................................           11.6               26.8              101.5
    Other equity investments...........................           24.4                2.0                3.3
    Issuance and sales of Alliance Units...............            -                  -                   .5
    Other..............................................            2.5                8.3              (13.2)
                                                        -----------------   ----------------   -----------------
      Investment gains (losses), net...................  $        65.0       $      (62.3)      $     (278.5)
                                                        =================   ================   =================

    Writedowns of fixed maturities amounted to $36.4 million, $193.2 million and $312.8 million for 2004, 2003 and 2002, respectively. Writedowns of mortgage loans on real estate and equity real estate amounted to $10.3 million and zero, respectively, for 2004 and $5.2 million and zero, respectively, for 2003.

    For 2004, 2003 and 2002, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $2,908.3 million, $4,773.5 million and $7,176.3 million. Gross gains of $47.7 million, $105.1 million and $108.4 million and gross losses of $9.7 million, $39.5 million and $172.9 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2004, 2003 and 2002 amounted to $.8 million, $416.8 million and $1,047.8 million, respectively.

    In 2004, 2003 and 2002, respectively, net unrealized holding gains (losses) on trading account equity securities of $.3 million, $2.1 million, and $.5 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1.2 million and $1.0 million and costs of $.4 million and $1.9 million at December 31, 2004 and 2003, respectively.

    For 2004, 2003 and 2002, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $70.4 million, $76.5 million and $92.1 million, respectively.

    Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Other Discontinued Operations on a line-by-line basis, follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Balance, beginning of year.........................  $       892.8       $      681.1       $      215.5
    Changes in unrealized investment gains (losses)....          (12.8)             440.8            1,049.9
    Changes in unrealized investment (gains) losses
      attributable to:
        Participating group annuity contracts,
           Closed Block policyholder dividend
           obligation and other........................           (1.5)             (53.0)            (157.3)
        DAC............................................           (2.5)             (65.7)            (174.1)
        Deferred income taxes..........................           (1.9)            (110.4)            (252.9)
                                                        -----------------   ----------------   -----------------
    Balance, End of Year...............................  $       874.1       $      892.8       $      681.1
                                                        =================   ================   =================

                                                                  2004                2003              2002
                                                         ----------------    -----------------  ----------------
                                                                               (IN MILLIONS)
    Balance, end of year comprises:
      Unrealized investment gains (losses) on:
        Fixed maturities...............................  $     2,003.2       $    2,015.7       $    1,572.0
        Other equity investments.......................            1.2                1.5               (1.5)
        Other..........................................          (28.1)             (28.1)             (22.2)
                                                         ----------------    -----------------  ----------------
          Total........................................        1,976.3            1,989.1            1,548.3
      Amounts of unrealized investment (gains) losses
        attributable to:
          Participating group annuity contracts,
            Closed Block policyholder dividend
            obligation and other.......................         (275.7)            (274.2)            (221.2)
          DAC..........................................         (342.2)            (339.7)            (274.0)
          Deferred income taxes........................         (484.3)            (482.4)            (372.0)
                                                         ----------------    -----------------  ----------------
    Total..............................................  $       874.1       $      892.8       $      681.1
                                                         ================    =================  ================

    Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)  ACCUMULATED OTHER COMPREHENSIVE INCOME

    Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)

    Unrealized gains on investments....................  $       874.1       $      892.8       $      681.1
                                                        -----------------   ----------------   -----------------
    Total Accumulated Other
      Comprehensive Income.............................  $       874.1       $      892.8       $      681.1
                                                        =================   ================   =================

    The components of other comprehensive income for the past three years follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Net unrealized gains (losses) on investments:
      Net unrealized gains arising during
        the period.....................................  $        69.4       $      416.6       $    1,008.9
      (Gains) losses reclassified into net earnings
        during the period..............................          (82.2)              24.2               41.0
                                                        -----------------   ----------------   -----------------
    Net unrealized gains on investments................          (12.8)             440.8            1,049.9
    Adjustments for policyholders liabilities,
        DAC and deferred income taxes..................           (5.9)            (229.1)            (584.3)
                                                        -----------------   ----------------   -----------------

    Change in unrealized (losses) gains, net of
        adjustments....................................          (18.7)             211.7              465.6
    Change in minimum pension liability................            -                  -                   .1
                                                        -----------------   ----------------   -----------------
    Total Other Comprehensive (Loss) Income............  $       (18.7)      $      211.7       $      465.7
                                                        =================   ================   =================

 7) CLOSED BLOCK

    The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

    If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force,

    Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

    Summarized financial information for the Closed Block is as follows:

                                                                             DECEMBER 31,         December 31,
                                                                                 2004                 2003
                                                                           -----------------    -----------------
                                                                                       (IN MILLIONS)

    CLOSED BLOCK LIABILITIES:
    Future policy benefits, policyholders' account balances and other....  $     8,911.5        $     8,972.1
    Policyholder dividend obligation.....................................          264.3                242.1
    Other liabilities....................................................          122.1                129.5
                                                                           -----------------    -----------------
    Total Closed Block liabilities.......................................        9,297.9              9,343.7
                                                                           -----------------    -----------------

    ASSETS DESIGNATED TO THE CLOSED BLOCK:
    Fixed maturities, available for sale, at estimated fair value
      (amortized cost of $5,488.6 and $5,061.0)..........................        5,823.2              5,428.5
    Mortgage loans on real estate........................................        1,098.8              1,297.6
    Policy loans.........................................................        1,322.5              1,384.5
    Cash and other invested assets.......................................           37.1                143.3
    Other assets.........................................................          187.0                199.2
                                                                           -----------------    -----------------
     Total assets designated to the Closed Block.........................        8,468.6              8,453.1
                                                                           -----------------    -----------------

    Excess of Closed Block liabilities over assets designated to
       the Closed Block..................................................          829.3                890.6

    Amounts included in accumulated other comprehensive income:
       Net unrealized investment gains, net of deferred income tax expense of $24.6 and $43.9 and policyholder dividend
         obligation of $264.3 and $242.1.................................           45.7                 81.6
                                                                           -----------------    -----------------

    Maximum Future Earnings To Be Recognized From Closed Block
       Assets and Liabilities............................................  $       875.0        $       972.2
                                                                           =================    =================


    Closed Block revenues and expenses were as follows:

                                                                2004               2003                 2002
                                                           ----------------   ----------------   --------------------
                                                                               (IN MILLIONS)

    REVENUES:
    Premiums and other income............................   $      471.0       $      508.5       $       543.8
    Investment income (net of investment
       expenses of $.3, $2.4, and $5.4)..................          554.8              559.2               582.4
    Investment gains (losses), net.......................           18.6              (35.7)              (47.0)
                                                           ----------------   ----------------   --------------------
    Total revenues.......................................        1,044.4            1,032.0             1,079.2
                                                           ----------------   ----------------   --------------------

    BENEFITS AND OTHER DEDUCTIONS:
    Policyholders' benefits and dividends................          887.3              924.5               980.2
    Other operating costs and expenses...................            3.5                4.0                 4.4
                                                           ----------------   ----------------   --------------------
    Total benefits and other deductions..................          890.8              928.5               984.6
                                                           ----------------   ----------------   --------------------

    Net revenues before income taxes.....................          153.6              103.5                94.6
    Income tax expense...................................          (56.4)             (37.5)              (34.7)
                                                           ----------------   ----------------   --------------------
    Net Revenues.........................................   $       97.2       $       66.0       $        59.9
                                                           ================   ================   ====================

    Reconciliation of the policyholder dividend obligation is as follows:

                                                                                       DECEMBER 31,
                                                                            ------------------------------------
                                                                                 2004                2003
                                                                            ----------------   -----------------
                                                                                       (IN MILLIONS)
    Balance at beginning of year...........................................  $       242.1      $       213.3
    Unrealized investment gains............................................           22.2               28.8
                                                                            ----------------   -----------------
    Balance at End of Year ................................................  $       264.3      $       242.1
                                                                            ================   =================

    Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                      DECEMBER 31,
                                                                           ------------------------------------
                                                                                2004                2003
                                                                           ----------------   -----------------
                                                                                      (IN MILLIONS)
    Impaired mortgage loans with investment valuation allowances...........  $        59.5      $        58.3
    Impaired mortgage loans without investment valuation allowances........            2.3                5.8
                                                                            ----------------   -----------------
    Recorded investment in impaired mortgage loans.........................           61.8               64.1
    Investment valuation allowances........................................           (4.2)              (3.7)
                                                                            ----------------   -----------------
    Net Impaired Mortgage Loans............................................  $        57.6      $        60.4
                                                                            ================   =================

    During 2004, 2003 and 2002, the Closed Block's average recorded investment in impaired mortgage loans was $64.2 million, $51.9 million and $26.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $2.7 million and $2.1 million for 2004, 2003 and 2002, respectively.

    Valuation allowances amounted to $4.0 million and $3.6 million on mortgage loans on real estate and zero and $.1 million on equity real estate at December 31, 2004 and 2003, respectively. Writedowns of fixed maturities amounted to $10.8 million, $37.8 million and $40.0 million for 2004, 2003 and 2002, respectively.

8)  OTHER DISCONTINUED OPERATIONS

    Summarized financial information for Other Discontinued Operations follows:

                                                                                     DECEMBER 31,
                                                                          --------------------------------------
                                                                                2004                 2003
                                                                          -----------------    -----------------
                                                                                      (IN MILLIONS)
    BALANCE SHEETS
    Fixed maturities, available for sale, at estimated fair value
      (amortized cost of $643.6 and $644.7)..............................  $      702.1         $      716.4
    Equity real estate...................................................         190.1                198.2
    Mortgage loans on real estate........................................          21.4                 63.9
    Other equity investments.............................................           4.4                  7.5
    Other invested assets................................................            .3                   .2
                                                                          -----------------    -----------------
      Total investments..................................................         918.3                986.2
    Cash and cash equivalents............................................         150.2                 63.0
    Other assets.........................................................          33.3                110.9
                                                                          -----------------    -----------------
    Total Assets.........................................................  $    1,101.8         $    1,160.1
                                                                          =================    =================

    Policyholders liabilities............................................  $      844.6         $      880.3
    Allowance for future losses..........................................         132.7                173.4
    Other liabilities....................................................         124.5                106.4
                                                                          -----------------    -----------------
    Total Liabilities....................................................  $    1,101.8         $    1,160.1
                                                                          =================    =================

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Investment income (net of investment
      expenses of $17.2, $21.0 and $18.1)..............  $        68.5       $       70.6       $       69.7
    Investment gains, net..............................            3.6                5.4               34.2
    Policy fees, premiums and other income.............            -                  -                   .2
                                                        -----------------   ----------------   -----------------
    Total revenues.....................................           72.1               76.0              104.1

    Benefits and other deductions......................          (99.4)              89.4               98.7
    (Losses charged) earnings credited  to allowance
      for future losses................................          (27.3)             (13.4)               5.4
                                                        -----------------   ----------------   -----------------
    Pre-tax loss from operations.......................            -                  -                  -
    Pre-tax earnings from releasing the allowance
      for future losses................................           12.0                5.2                8.7
    Income tax expense.................................           (4.1)              (1.8)              (3.1)
                                                        -----------------   ----------------   -----------------
    Earnings from Other
      Discontinued Operations..........................  $         7.9       $        3.4       $        5.6
                                                        =================   ================   =================

    The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

    Valuation allowances of zero and $2.5 million on mortgage loans on real estate were held at December 31, 2004 and 2003, respectively. During 2004, 2003 and 2002, discontinued operations' average recorded investment in impaired mortgage loans was $8.4 million, $16.2 million and $25.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.0 million, $1.3 million and $2.5 million for 2004, 2003 and 2002, respectively.

9)  GMDB, GMIB, GMWB AND NO LAPSE GUARANTEES

    Variable Annuity Contracts - GMDB and GMIB

    The Company issues certain variable annuity contracts with GMDB and GMIB features that guarantee either:

    a) Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    b) Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    c) Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

    d) Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities in 2004:

                                                              GMDB               GMIB                TOTAL
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Balance at December 31, 2002.......................  $       128.4       $      117.5       $      245.9
      Paid guarantee benefits..........................          (65.6)               -                (65.6)
      Other changes in reserves........................            6.5              (31.9)             (25.4)
                                                        -----------------   ----------------   -----------------
    Balance at December 31, 2003.......................           69.3               85.6              154.9
      Paid guarantee benefits..........................          (46.8)               -                (46.8)
      Other changes in reserve.........................           45.1               32.0               77.1
                                                        -----------------   ----------------   -----------------
    Balance at December 31, 2004.......................  $        67.6       $      117.6       $      185.2
                                                        =================   ================   =================

    Related GMDB reinsurance ceded amounts were:

                                                              GMDB
                                                        -----------------
    Balance at December 31, 2002.......................  $        21.5
      Paid guarantee benefits..........................          (18.5)
      Other changes in reserves........................           14.2
                                                        -----------------
    Balance at December 31, 2003.......................           17.2
      Paid guarantee benefits..........................          (12.9)
      Other changes in reserve.........................            6.0
                                                        -----------------
    Balance at December 31, 2004.......................  $        10.3
                                                        =================

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value; see Note 16 of Notes to Consolidated Financial Statements.

    The December 31, 2004 values for those variable contracts with GMDB and GMIB features are presented in the following table. Since variable contracts with GMDB guarantees may also offer GMIB guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                             RETURN
                                                               OF
                                                            PREMIUM      RATCHET    ROLL-UP     COMBO      TOTAL
                                                            -------      -------    -------     -----      -----
                                                                           (DOLLARS IN MILLIONS)
GMDB:
-----
  Account Value (1).....................................  $ 30,176     $6,264      $8,265    $10,935     $55,640
  Net amount at risk, gross ............................     $ 965       $623      $1,852        $15      $3,455
  Net amount at risk, net of amounts reinsured..........     $ 963       $419      $1,113        $15      $2,510
  Average attained age of Contractholders...............      49.6       60.1        62.6       60.3        52.0
  Percentage of Contractholders over age 70.............      7.3%       21.7%      28.2%      20.5%       10.9%
  Range of guaranteed minimum return rates..............      N/A        N/A        3%-6%      3%-6%       3%-6%

GMIB:
-----
  Account Value (2).....................................       N/A        N/A      $5,834    $14,892     $20,726
  Net amount at risk, gross ............................       N/A        N/A        $372          -        $372
  Net amount at risk, net of amounts reinsured..........       N/A        N/A         $92          -         $92
  Weighted average years remaining until annuitization..       N/A        N/A         3.7        9.2         7.3
  Range of guaranteed minimum return rates..............       N/A        N/A       3%-6%      3%-6%       3%-6%

    (1) Included General Account balances of $11,711 million, $220 million, $136 million and $440 million, respectively, for a total of $12,507 million.

    (2) Included General Account balances of $1 million and $641 million, respectively, for a total of $642 million.

    For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values.

    For contracts with the GMIB feature, the net amount at risk in the event of annuitization is defined as the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates.

    In 2003, AXA Equitable initiated a program intended to hedge certain risks associated with the GMDB feature of the Accumulator(R) series of annuity products sold beginning April 2002. In 2004, the program was expanded to include hedging for certain risks associated with the GMIB feature of the Accumulator(R) series of annuity products sold beginning 2004. This program currently utilizes exchange-traded futures contracts that are dynamically managed in an effort to reduce the economic impact of unfavorable changes in GMDB and GMIB exposures attributable to movements in the equity and fixed income markets. At December 31, 2004, the total account value and net amount at risk of contracts were $20,887 million and $21 million, respectively, for the GMDB hedge program and $7,446 million and zero, respectively, for the GMIB hedge program.

    In third quarter 2004, AXA Equitable began to sell variable annuity contracts with guaranteed minimum withdrawal benefits ("GMWB"). At December 31, 2004, the reserve for such benefits was zero.

    The following table presents the aggregate fair value of assets, by major investment fund option, held by Separate Accounts that are subject to GMDB and GMIB benefits and guarantees. Since variable contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                DECEMBER 31,       December 31,
                                                                                    2004               2003
                                                                               ----------------  ------------------
                                                                                          (IN MILLIONS)
    GMDB:
       Equity...............................................................    $   32,088        $    26,159
       Fixed income.........................................................         4,192              3,815
       Balanced.............................................................         5,342              2,761
       Other................................................................         1,551              1,497
                                                                               ----------------  ------------------
       Total................................................................    $   43,173        $    34,232
                                                                               ================  ==================

    GMIB:
       Equity...............................................................    $   14,325        $    10,025
       Fixed income.........................................................         2,425              2,319
       Balanced.............................................................         2,768                725
       Other................................................................           565                711
                                                                               ----------------  ------------------
       Total................................................................    $   20,083        $    13,780
                                                                               ================  ==================

    Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
    ----------------------------------------------------------------------------

    The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due.

    The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

    The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits and other policyholders liabilities, and related reinsurance ceded:

                                                                 DIRECT           REINSURANCE
                                                               LIABILITY             CEDED                NET
                                                            -----------------   -----------------   -----------------
                                                                                 (IN MILLIONS)
      Balance at December 31, 2003.......................    $        37.4       $        -          $       37.4
        Impact of adoption of SOP 03-1...................            (23.4)              (1.7)              (25.1)
        Other changes in reserve.........................              6.5               (4.4)                2.1
                                                            -----------------   -----------------   -----------------
      Balance at December 31, 2004.......................    $        20.5       $       (6.1)       $       14.4
                                                            =================   =================   =================

10) SHORT-TERM AND LONG-TERM DEBT

    Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                          --------------------------------------
                                                                                2004                2003
                                                                          -----------------   ------------------
                                                                                        (IN MILLIONS)
    Short-term debt:
    Current portion of long-term debt...................................  $       399.9        $          -
    Promissory note, 1.44% ..............................................         248.3                248.3
                                                                          -----------------    -----------------
    Total short-term debt................................................         648.2                248.3
                                                                          -----------------    -----------------

    Long-term debt:
    AXA Equitable:
      Surplus notes, 6.95%, due 2005.....................................           -                  399.8
      Surplus notes, 7.70%, due 2015.....................................         199.8                199.8
                                                                          -----------------    -----------------
          Total AXA Equitable............................................         199.8                599.6
                                                                          -----------------    -----------------
    Alliance:
      Senior Notes, 5.625%, due 2006.....................................         399.2                398.8
      Other..............................................................           8.3                  6.5
                                                                          -----------------    -----------------
          Total Alliance.................................................         407.5                405.3
                                                                          -----------------    -----------------

    Total long-term debt.................................................         607.3              1,004.9
                                                                          -----------------    -----------------

    Total Short-term and Long-term Debt..................................  $    1,255.5         $    1,253.2
                                                                          =================    =================

    Short-term Debt
    ---------------

    AXA Equitable discontinued its commercial paper program concurrent with the maturity of its $350.0 million credit facility during the fourth quarter of 2004.

    On July 9, 2004, AXA and certain of its subsidiaries entered into a
    (euro)3.5 billion global credit facility which matures July 9, 2009, with a group of 30 commercial banks and other lenders. Under the terms of the revolving credit facility, up to $500.0 million is available to AXA Financial, the parent of AXA Equitable.

    AXA Equitable has a $350.0 million, one year promissory note, of which $101.7 million is included within Other Discontinued Operations. The promissory note, which matures in March 2005, is related to wholly owned real estate. Certain terms of the promissory note, such as interest rate and maturity date, are negotiated annually.

    At December 31, 2004 and 2003, the Company had pledged real estate of $307.1 million and $309.8 million, respectively, as collateral for certain short-term debt.

    Since 1998, Alliance has had a $425.0 million commercial paper program. In September 2002, Alliance entered into an $800.0 million five-year revolving credit facility with a group of commercial banks and other lenders. Of the $800.0 million total, $425.0 million is intended to provide back-up liquidity for Alliance's $425.0 million commercial paper program, with the balance available for general purposes. Under this revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. The revolving credit facility contains covenants that, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2004. At December 31, 2004, no borrowings were outstanding under Alliance's commercial paper program or revolving credit facilities.

    At December 31, 2004, Alliance maintained a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2004, no amounts were outstanding under the ECN program.

    Long-term Debt
    --------------

    At December 31, 2004, the Company was not in breach of any debt covenants.

    At December 31, 2004, aggregate maturities of the long-term debt based on required principal payments at maturity were $400.0 million for 2005, $408.4 million for 2006, zero for 2007, 2008 and 2009, and $200.0 million thereafter.

    In August 2001, Alliance issued $400.0 million 5.625% notes pursuant to a shelf registration statement under which Alliance may issue up to $600.0 million in senior debt securities. These Alliance notes mature in 2006 and are redeemable at any time. The proceeds from the Alliance notes were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

11) INCOME TAXES

    A summary of the income tax expense in the consolidated statements of earnings follows:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Income tax expense:
      Current expense (benefit)........................  $       358.9       $      112.5       $     (400.0)
      Deferred expense.................................           37.4              128.0              450.9
                                                        -----------------   ----------------   -----------------
    Total..............................................  $       396.3       $      240.5       $       50.9
                                                        =================   ================   =================

    The income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Expected income tax expense........................  $       586.0       $      332.6       $      360.0
    Minority interest..................................         (110.4)             (58.7)            (128.3)
    Separate Account investment activity...............          (63.3)             (29.1)            (159.3)
    Non-taxable investment income......................          (22.6)             (20.8)               3.4
    Non-deductible penalty.............................            -                 14.8                -
    Adjustment of tax audit reserves...................            7.7               (9.9)             (34.2)
    Non-deductible goodwill and other intangibles......            2.7                -                  -
    Other..............................................           (3.8)              11.6                9.3
                                                        -----------------   ----------------   -----------------
    Income Tax Expense.................................  $       396.3       $      240.5       $       50.9
                                                        =================   ================   =================

    The components of the net deferred income taxes are as follows:

                                                   DECEMBER 31, 2004                  December 31, 2003
                                            ---------------------------------  ---------------------------------
                                                ASSETS         LIABILITIES         Assets         Liabilities
                                            ---------------  ----------------  ---------------   ---------------
                                                                       (IN MILLIONS)
    Compensation and related benefits......  $       -        $      213.9      $        -        $     271.8
    Reserves and reinsurance...............        945.1               -               801.9              -
    DAC....................................          -             2,026.8               -            1,855.6
    Unrealized investment gains............          -               483.7               -              482.4
    Investments............................          -               557.9               -              525.3
    Other..................................          -                41.9               6.7              -
                                            ---------------  ----------------  ---------------   ---------------
    Total..................................  $     945.1      $    3,324.2      $      808.6      $   3,135.1
                                            ===============  ================  ===============   ===============

    In 2002, the Company recorded a $144.3 million benefit resulting from the favorable treatment of certain tax matters related to Separate Account investment activity arising during the 1997-2001 tax years and a settlement with the Internal Revenue Service (the "IRS") with respect to such tax matters for the 1992-1996 tax years.

    In 2003, the IRS commenced an examination of the AXA Financial's consolidated Federal income tax returns, which includes the Company, for the years 1997 through 2001. Management believes this audit will have no material adverse effect on the Company's consolidated results of operations or financial position.

12) REINSURANCE AGREEMENTS

    The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

    During 2004, the Insurance Group reinsured most of its new variable life, universal life and term life policies on an excess of retention basis, retaining up to a maximum of $15 million on single-life policies and $20 million on second-to-die policies with the excess 100% reinsured. For certain segments of its business, the Insurance Group ceded 50% of the business underwritten by AXA Equitable on a guaranteed or simplified issue basis was ceded on a yearly renewable term basis. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

    At December 31, 2004, the Company had reinsured in the aggregate approximately 27.4% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 75.3% of its current liability exposure resulting from the GMIB feature.

    Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2004 and 2003 were $90.0 million and $29.0 million, respectively. The increase (decrease) in estimated fair value was $61.0 million and $(91.0) million for the years ended December 31, 2004 and 2003, respectively.

    At December 31, 2004 and 2003, respectively, reinsurance recoverables related to insurance contracts amounted to $2.55 billion and $2.46 billion. Reinsurance payables related to insurance contracts totaling $27.9 million and $27.5 million are included in other liabilities in the consolidated balance sheets.

    The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $387.4 million and $389.7 million at December 31, 2004 and 2003, respectively.

    The Insurance Group also cedes a portion of its extended term insurance, paid up life insurance and guaranteed interest contracts and substantially all of its individual disability income through various coinsurance agreements.

    In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves at December 31, 2004 and 2003 were $653.0 million and $587.5 million, respectively.

    The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       828.9       $      913.8       $      954.6
        Reinsurance assumed................................          191.2              153.2              181.4
        Reinsurance ceded..................................         (140.5)            (177.6)            (190.8)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       879.6       $      889.4       $      945.2
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $       134.8       $      100.3       $       96.6
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       344.7       $      390.9       $      346.3
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.2       $       49.7       $       54.6
                                                            =================   ================   =================

13) EMPLOYEE BENEFIT PLANS

    The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. AXA Equitable's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company uses a December 31 measurement date for its pension and postretirement plans.

    Generally, the Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company made cash contributions in 2004 to the qualified plans of $10.0 million. The Company expected to require no cash contributions to the qualified plans to satisfy the minimum funding requirements for the year ended 2005.

    Components of net periodic pension expense (credit) follow:

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        34.6       $       31.8       $       32.1
        Interest cost on projected benefit obligations.....          121.9              122.6              125.3
        Expected return on assets..........................         (170.9)            (173.9)            (181.8)
        Net amortization and deferrals.....................           64.7               53.4                6.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $        50.3       $       33.9       $      (18.0)
                                                            =================   ================   =================

    The projected benefit obligations under the pension plans were comprised of:

                                                                                       December 31,
                                                                             -----------------------------------
                                                                                 2004                2003
                                                                             ---------------   -----------------
                                                                                       (In Millions)
    Benefit obligations, beginning of year.................................  $    2,013.3       $    1,883.9
    Service cost...........................................................          28.6               26.8
    Interest cost..........................................................         121.9              122.6
    Actuarial losses ......................................................         184.0              113.5
    Benefits paid..........................................................        (135.8)            (133.5)
                                                                             ---------------   -----------------
    Benefit Obligations, End of Year.......................................  $    2,212.0       $    2,013.3
                                                                             ===============   =================

    The change in plan assets and the funded status of the pension plans was as follows:

                                                                                          December 31,
                                                                                ----------------------------------
                                                                                    2004               2003
                                                                                ---------------   ----------------
                                                                                         (In Millions)
    Plan assets at fair value, beginning of year..............................  $    2,015.1      $     1,785.4
    Actual return on plan assets..............................................         243.9              359.7
    Contributions.............................................................          11.4               10.0
    Benefits paid and fees....................................................        (143.7)            (140.0)
                                                                                ---------------   ----------------
    Plan assets at fair value, end of year....................................       2,126.7            2,015.1
    Projected benefit obligations.............................................       2,212.0            2,013.3
                                                                                ---------------   ----------------
    (Underfunding) excess of plan assets over projected benefit obligations...         (85.3)               1.8
    Unrecognized prior service cost...........................................          (9.8)             (34.8)
    Unrecognized net loss from past experience different
      from that assumed.......................................................         927.5              904.3
    Unrecognized net asset at transition......................................          (1.3)              (1.3)
                                                                                ---------------   ----------------
    Prepaid Pension Cost, Net.................................................  $      831.1      $       870.0
                                                                                ===============   ================

    The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $852.4 million and $886.4 million and the accrued liability for pension plans with accumulated benefit obligations in excess of plan assets was $21.3 million and $16.4 million at December 31, 2004 and 2003, respectively.

    The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets:

                                                                             DECEMBER 31,
                                                      ---------------------------------------------------------
                                                               2004                             2003
                                                      ---------------------------      ------------------------
                                                                             (IN MILLIONS)
                                                             ESTIMATED                    Estimated
                                                            FAIR VALUE         %          Fair Value       %
                                                      --------------------    ----     ----------------   -----
    Corporate and government debt securities.......    $       450.1          21.2     $      438.2       21.7
    Equity securities..............................          1,468.0          69.0          1,387.4       68.9
    Equity real estate ............................            192.8           9.1            184.8        9.2
    Short-term investments.........................             14.9            .7              2.1         .1
    Other..........................................               .9            -               2.6         .1
                                                      --------------------             ---------------
    Total Plan Assets..............................    $     2,126.7                   $     2,105.1
                                                      ====================             ===============

    The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. Strategy with respect to asset mix is designed to meet, and, if possible, exceed the long-term rate-of-return assumptions for benefit obligations. The asset allocation is designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis is given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real Estate investments offer diversity to the total portfolio and long-term inflation protection.

    A secondary investment objective of the plans of the Company is to minimize variation in annual net periodic pension cost over the long term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

    The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2004 and 2003.

                                                                                     AXA Financial
                                                                            --------------------------------
                                                                                2004               2003
                                                                                ----               ----
    Discount rate:
      Benefit obligation...............................................        5.75%              6.25%
      Periodic cost....................................................        6.25%              6.75%

    Rate of compensation increase:
      Benefit obligation and periodic cost.............................        5.75%              5.78%

    Expected long-term rate of return on plan assets (periodic cost)...         8.5%               8.5%

    As noted above, the pension plans' target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and future expectations of returns from these asset classes to conclude that a long-term expected rate of return of 8.5% is reasonable.

    The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were zero and zero, respectively, at December 31, 2004, and $51.1 million and $37.3 million, respectively, at December 31, 2003. The accumulated benefit obligation for all defined benefit pension plans was $2,072.6 million and $1,933.5 million at December 31, 2004 and 2003, respectively. The aggregate projected benefit obligation for pension plans with projected benefit obligations in excess of plan assets was zero at December 31, 2004 and $73.6 million at December 31, 2003.

    Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $23.2 million, $24.5 million and $26.0 million for 2004, 2003 and 2002, respectively.

    The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2005, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2004 and include benefits attributable to estimated future employee service.

                                               PENSION BENEFITS
                                             --------------------
                                                 (IN MILLIONS)
                  2005.......................  $     146.3
                  2006.......................        156.2
                  2007.......................        159.4
                  2008.......................        161.3
                  2009.......................        163.8
                  Years 2010 - 2014..........        842.0

    On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "MMA") was signed into law. It introduced a prescription drug benefit under Medicare Part D that would go into effect in 2006 as well as a Federal subsidy to employers whose plans provide an "actuarially equivalent" prescription drug benefit, however, detailed regulations necessary to implement and administer the MMA have not yet been issued. Management and its actuarial advisors have not been able to conclude as yet whether the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measures of the accumulated postretirement benefit obligations and net periodic postretirement benefit cost for these plans at and for the year ended December 31, 2004 do not reflect any amounts associated with enactment of MMA, including the subsidy.

    Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund purchases of Alliance Holding units or an Alliance sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $140.4 million, $124.2 million and $101.4 million for 2004, 2003 and 2002, respectively (including $61.3 million, $85.1 million and $63.7 million for 2004, 2003 and 2002, respectively, relating to the Bernstein deferred compensation plan).

14) DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

    Derivatives
    -----------

    The Insurance Group primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce the Insurance Group's exposure of interest rate fluctuations. Various derivative instruments are used to achieve these objectives, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures, including the program to hedge certain risks associated with the GMDB/GMIB features of the Accumulator series of annuity products. At December 31, 2004, the Company's outstanding equity-based futures contracts were exchanged-traded and net settled each day. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in annuity contracts issued by the Company. See Note 12 to Notes to Consolidated Financial Statements.

    Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, crediting interest rates and dividends would be adjusted subject to competitive pressures. In addition, policies are subject to minimum rate guarantees. To hedge exposure to lower interest rates, the Company has used interest rate floors. At December 31, 2004 the outstanding notional amount of interest rate floors was $12.0 billion. For the year ended December 31, 2004 net unrealized losses of $3.9 million and no realized gains were recognized from floor contracts. These derivatives do not qualify for hedge accounting treatment under GAAP.

    The Company issues certain variable annuity products with GMDB and GMIB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. The Company initiated a dynamic hedging program in the third quarter 2003, utilizing exchange traded futures contracts, to hedge certain risks associated with the GMDB feature of certain annuity products with a total account value of $20,887 million at December 31, 2004, and in 2004, initiated a similar program to hedge certain risks, associated with the GMIB feature of certain annuity products with a total account value of $7,446 million at December 31, 2004. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality, lapse and election rate. This program does not qualify for hedge accounting treatment under GAAP. At December 31, 2004 the Company had open exchange-traded futures positions on the S&P 500, Russell 1000 and NASDAQ 100 indices, having an aggregate notional amount of $956.7 million and an initial margin requirement of $51.2 million. Contracts are net settled daily. At December 31, 2004, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having an aggregate notional amount of $156.7 million and an initial margin requirement of $1.3 million. Contracts are net settled daily. For the year ended December 31, 2004, net realized losses of $63.1 million and net unrealized losses of $20.6 million were recognized from futures contracts utilized in this program and were partially offset by a similar decline in the GMDB and GMIB reserve.

    The Company is exposed to counterparty risk attributable to hedging transactions entered into with counterparties. Exposure to credit risk is controlled with the respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated 1 by the NAIC.

    All derivatives outstanding at December 31, 2004 and 2003 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were:

                                                                                      DECEMBER 31,
                                                                           ------------------------------------
                                                                                2004                2003
                                                                           ----------------   -----------------
                                                                                      (IN MILLIONS)
    Notional Amount by Derivative Type:
      Options:
        Floors..........................................................    $   12,000         $   12,000
        Bond and equity-based futures...................................         1,113                275
                                                                           ----------------   -----------------
      Total.............................................................    $   13,113         $   12,275
                                                                           ================   =================

    At December 31, 2004 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

    All gains and losses on derivative financial instruments utilized by the Company in 2004 and 2003 are reported in earnings. None of the derivatives were designated as qualifying hedges under SFAS No. 133. For 2004 and 2003, respectively, investment results, principally in net investment income, included gross gains of $26.2 million and $.6 million and gross losses of $114.2 million and $42.6 million that were recognized on derivative positions.

    Fair Value of Financial Instruments
    -----------------------------------

    The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

    Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2004 and 2003.

    Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

    Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

    The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

    The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

    Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

    The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7, 8 and 10 of Notes to Consolidated Financial Statements are presented below:

                                                                       DECEMBER 31,
                                            --------------------------------------------------------------------
                                                          2004                               2003
                                            ---------------------------------  ---------------------------------
                                               CARRYING         ESTIMATED         Carrying         Estimated
                                                VALUE          FAIR VALUE          Value           Fair Value
                                            ---------------  ----------------  ---------------   ---------------
                                                                       (IN MILLIONS)
    Consolidated:
    Mortgage loans on real estate..........  $    3,131.9     $     3,321.4     $     3,503.1     $    3,761.7
    Other limited partnership interests....         891.0             891.0             775.5            775.5
    Policy loans...........................       3,831.4           4,358.2           3,894.3          4,481.9
    Policyholders liabilities:
      Investment contracts.................      17,755.5          18,175.5          16,817.0         17,245.9
    Long-term debt.........................         607.3             665.9           1,004.9          1,105.7

    Closed Block:
    Mortgage loans on real estate..........  $    1,098.8     $     1,162.9     $     1,297.6     $    1,386.0
    Other equity investments...............           3.8               3.8              14.2             14.2
    Policy loans...........................       1,322.5           1,535.4           1,384.5          1,626.7
    SCNILC liability.......................          13.1              13.1              14.8             14.9

    Other Discontinued Operations:
    Mortgage loans on real estate..........  $       21.4     $        23.1     $        63.9     $       69.5
    Other equity investments...............           4.4               4.4               7.5              7.5
    Guaranteed interest contracts..........           6.8               6.8              17.8             16.3
    Long-term debt.........................         101.7             101.7             101.7            101.7

15) COMMITMENTS AND CONTINGENT LIABILITIES

    In addition to its debt and lease commitments discussed in Notes 10 and 17 of Notes to Consolidated Financial Statements, from time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2004, these arrangements included commitments by the Company to provide equity financing of $418.2 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

    AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

    The Company had $60.5 million of letters of credit related to reinsurance of which no amounts were outstanding at December 31, 2004. AXA Equitable had $29.2 million in commitments under existing mortgage loan agreements at December 31, 2004.

    In February 2002, Alliance signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCB LLC incurred in the ordinary course of its business in the event SCB LLC is unable to meet these obligations. At December 31, 2004, Alliance was not required to perform under the agreement and had no liability outstanding in connection with the agreement.

16) LITIGATION

    A number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, Equitable Variable Life Insurance Company ("EVLICO", which was merged into AXA Equitable effective January 1, 1997), and AXA Life like other life and health insurers, from time to time are involved in such litigations.

    In October 2000, an action entitled SHAM MALHOTRA, ET AL. V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, AXA ADVISORS, LLC AND EQUITABLE DISTRIBUTORS, INC. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased AXA Equitable deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law (the "GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserted causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, plaintiffs amended their new complaint in response to defendants' motion to dismiss and, subsequently, in March 2002, defendants filed a motion to dismiss the amended complaint. In March 2003, the United States District Court for the Eastern District of New York: (i) granted plaintiffs' motion, filed October 2001, seeking leave to reopen their original case for the purpose of filing an amended complaint and accepted plaintiffs' proposed amended complaint, (ii) appointed the named plaintiffs as lead plaintiffs and their counsel as lead counsel for the putative class, (iii) consolidated plaintiffs' original action with their second action, which was filed in October 2001, and (iv) ruled that the court would apply AXA Equitable's motion to dismiss the amended complaint in the second action to the plaintiffs' amended complaint from the original action. In April 2003, plaintiffs filed a second amended complaint alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The action purports to be on behalf of a class consisting of all persons who on or after October 3, 1997 purchased an individual variable deferred annuity contract, received a certificate to a group variable deferred annuity contract or made an additional investment through such a contract, which contract was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment. In May 2003, the defendants filed a motion to dismiss the second amended complaint. In February 2004, the District Court issued a decision withdrawing without prejudice defendants' motion to dismiss the second amended complaint with leave to refile because the parties did not comply with the court's Individual Motion Practices. In March 2004, defendants filed a renewed motion to dismiss the second amended complaint.

    In October 2000, an action entitled AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LP AND EMERALD INVESTMENTS LP V. AXA CLIENT SOLUTIONS, LLC; THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES; AND AXA FINANCIAL, INC. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants, in connection with certain annuities issued by AXA Equitable (i) breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek substantial lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. AXA Equitable answered the amended complaint. In July 2004, the court dismissed Emerald's complaint for lack of subject matter (diversity) jurisdiction. In June 2004, Emerald filed a new complaint that was substantially similar to the complaint filed in the dismissed action against AXA Equitable, AXA Client Solutions, LLC, and AXA Financial in the United States District Court for the Northern District of Illinois. In July 2004, Emerald filed an amended complaint, to which AXA Equitable filed an answer asserting several affirmative defenses. AXA Equitable also filed a partial motion to dismiss the amended complaint. In August 2004, Emerald filed a motion to dismiss several affirmative defenses, which motion was granted in September 2004. While the monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the consolidated financial position and results of operations of the Company, management believes that the ultimate resolution of this litigation should not have a material adverse effect on the Company's consolidated financial position.

    After the District Court denied defendants' motion to assert certain defenses and counterclaims in AMERICAN NATIONAL BANK, AXA Equitable commenced an action, in December 2001, entitled THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES V. AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LP AND EMERALD INVESTMENTS LP, in the United States District Court for the Northern District of Illinois. The complaint arises out of the same facts and circumstances as described in AMERICAN NATIONAL BANK. AXA Equitable's complaint alleges common law fraud and equitable rescission in connection with certain annuities issued by AXA Equitable. AXA Equitable seeks unspecified money damages, rescission, punitive damages and attorneys' fees. In March 2002, defendants filed an answer to AXA Equitable's complaint and asserted counterclaims. Defendants' counterclaims allege common law fraud, violations of the Federal and Illinois Securities Acts and violations of the Illinois and New York Consumer Fraud Acts. Defendants seek unspecified money damages, punitive damages and attorneys' fees. In May 2002, the District Court granted in part and denied in part AXA Equitable's motion to dismiss defendants' counterclaims, dismissing defendants' Illinois Securities Act and New York Consumer Fraud Act claims. AXA Equitable answered defendants' remaining counterclaims. In July 2004, AXA Equitable filed a motion to dismiss this action on the ground that there is no subject matter (diversity) jurisdiction. In September 2004, the court dismissed AXA Equitable's action and retained jurisdiction over Emerald's counterclaims in that action.

    In January 2004, DH2, Inc., an entity related to Emerald Investments L.P., filed a lawsuit in the United States District Court for the Northern District of Illinois, against AXA Equitable and EQ Advisors Trust ("EQAT"), asserting claims for breach of contract and breach of fiduciary duty, claims under the Federal securities laws, and misappropriation of trade secrets. The complaint alleges that AXA Equitable and EQAT wrongfully misappropriated DH2, Inc.'s confidential and proprietary information to implement fair value pricing of securities within the subaccounts of DH2, Inc.'s variable annuity, which diminished the profitability of its proprietary trading strategy. The complaint also alleges that AXA Equitable and EQAT implemented fair value pricing for an improper purpose and without adequate disclosure. The complaint further alleges that AXA Equitable and EQAT are not permitted to implement fair value pricing of securities. In May 2004, the complaint was served on AXA Equitable and EQAT. In July 2004, DH2 filed an amended complaint adding the individual trustees as defendants. In October 2004, all defendants filed a motion to dismiss the amended complaint. In March 2005, the Court granted the motion to dismiss, dismissing DH2's claims for alleged violations of the Investment Company Act of 1940, as amended (the "Investment Company Act") with prejudice and dismissing the remaining claims without prejudice on the ground that DH2 failed to state a claim under the Federal securities laws. DH2 has until April 2005 to file a Second Amended Complaint consistent with the Court's decision.

    In November 2004, a fairness hearing in PETER FISCHEL, ET AL. V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a previously disclosed lawsuit, was held and a settlement was approved effective as of January 2005. Management believes that the settlement of Fischel will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

    A putative class action entitled STEFANIE HIRT, ET AL. V. THE EQUITABLE RETIREMENT PLAN FOR EMPLOYEES, MANAGERS AND AGENTS, ET AL. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violates ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim has been dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. The parties agreed that the new individual claims of the five named plaintiffs regarding the delivery of announcements to them would be excluded from the class certification. In April 2003, defendants filed an answer to the amended complaint. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In July 2003, defendants filed a motion for summary judgment on the grounds that plaintiffs' claims are barred by applicable statutes of limitations. In October 2003, the District Court denied that motion. In July 2004, the parties filed cross motions for summary judgment asking the court to find in their respective favors on plaintiffs' claim that (1) the cash balance formula of the retirement plan violates ERISA's age discrimination provisions and (2) the notice of plan amendment distributed by AXA Equitable violated ERISA's notice rules. Following a hearing on the motions, the court ordered a limited amount of additional discovery to be conducted followed by a subsequent hearing.

    In January 2003, a putative class action entitled BERGER ET AL. V. AXA NETWORK, LLC AND THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES was commenced in the United States District Court for the Northern District of Illinois by two former agents on behalf of themselves and other similarly situated present, former and retired agents who, according to the complaint, "(a) were discharged by Equitable Life from `statutory employee status' after January 1, 1999, because of Equitable Life's adoption of a new policy stating that in any given year, those who failed to meet specified sales goals during the preceding year would not be treated as `statutory employees,' or (b) remain subject to discharge from `statutory employee' status based on the policy applied by Equitable Life." The complaint alleges that AXA Equitable improperly "terminated" the agents' full-time life insurance salesman statutory employee status in or after 1999 by requiring attainment of minimum production credit levels for 1998, thereby making the agents ineligible for benefits and "requiring" them to pay Self-Employment Contribution Act taxes. The former agents, who assert claims for violations of ERISA and 26 U.S.C. 3121, and breach of contract, seek declaratory and injunctive relief, plus restoration of benefits and an adjustment of their benefit plan contributions and payroll tax withholdings. In March 2003, AXA Equitable filed a motion to dismiss the complaint. In July 2003, the United States District Court for the Northern District of Illinois granted in part and denied in part AXA Equitable's motion to dismiss the complaint, dismissing plaintiffs' claims for violation of 26 U.S.C. 3121 and breach of contract. AXA Equitable has answered plaintiffs' remaining claim for violation of ERISA. In July 2003, plaintiffs filed a motion for class certification. In November 2003, AXA Equitable filed its opposition to the motion for class certification. In March 2004, the District Court entered an order certifying a class consisting of "[a]ll present, former and retired Equitable agents who (a) lost eligibility for benefits under any Equitable ERISA plan during any period on or after January 1, 1999 because of the application of the policy adopted by Equitable of using compliance with specified sales goals as the test of who was a "full time life insurance salesman" and thereby eligible for benefits under any such plan, or (b) remain subject to losing such benefits in the future because of the potential application to them of that policy." Discovery has concluded and the parties have filed cross motions for summary judgment. The case has been removed from the trial calendar pending a decision on these motions.

    In May 2003, a putative class action complaint entitled ECKERT V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES was filed in the United States District Court for the Eastern District of New York, as a case related to the Malhotra action described above. The complaint asserts a single claim for relief under Section 47(b) of the Investment Company Act of 1940, as amended based on AXA Equitable's alleged failure to register as an investment company. According to the complaint, AXA Equitable was required to register as an investment company because it was allegedly issuing securities in the form of variable insurance products and allegedly investing its assets primarily in other securities. The plaintiff purports to act on behalf of all persons who purchased or made an investment in variable insurance products from AXA Equitable on or after May 7, 1998. The complaint seeks declaratory judgment permitting putative class members to elect to void their variable insurance contracts; restitution of all fees and penalties paid by the putative class members on the variable insurance products, disgorgement of all revenues received by AXA Equitable on those products, and an injunction against the payment of any dividends by AXA Equitable to the Holding Company. In June 2003, AXA Equitable filed a motion to dismiss the complaint. In June 2004, plaintiff, in connection with a settlement of a proceeding entitled ECKERT V. AXA ADVISORS, LLC, ET. AL. which was filed with the National Association of Securities Dealers, Inc., released his putative class action claim against AXA Equitable. In June 2004, plaintiff's counsel filed a motion for withdrawal of plaintiff from the putative class action lawsuit and intervention by another member of the putative class as plaintiff. In March 2005, the Court granted the motion to intervene by another member of the putative class and denied AXA Equitable's motion to dismiss without prejudice to refile the motion after the new complaint is filed.

    The ten similar and previously disclosed putative class action lawsuits, arising out of the Holding Company's acquisition of MONY, and filed between September and October 2003, against the Holding Company (and in some cases AIMA Acquisition Co., a wholly owned subsidiary of the Holding Company ("AIMA")), MONY and MONY's directors in the Court of Chancery of the State of Delaware in and for New Castle County, entitled BEAKOVITZ V. AXA FINANCIAL, INC., ET AL.; BELODOFF V. THE MONY GROUP INC., ET AL.; BRIAN V. THE MONY GROUP INC. ET AL.; BRICKLAYERS LOCAL 8 AND PLASTERERS LOCAL 233 PENSION FUND V. THE MONY GROUP, INC., ET AL.; CANTOR V. THE MONY GROUP, INC., ET AL.; E.M. CAPITAL, INC. V. THE MONY GROUP, INC., ET AL.; GARRETT V. THE MONY GROUP INC., ET AL.; LEBEDDA V. THE MONY GROUP, INC., ET AL.; MARTIN
    V. ROTH, ET AL.; and MUSKAL V. THE MONY GROUP, INC., ET AL. (collectively, the "MONY Stockholder Litigation") have been settled and dismissed with prejudice. The Company's management believes that the settlement of the MONY Stockholder Litigation will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

    Related to the MONY Stockholder Litigation, the Holding Company, MONY and MONY's directors were named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled LAUFER V. THE MONY GROUP, INC., ET AL. and NORTH BORDER INVESTMENTS V. BARRETT, ET AL. The complaints in these actions contain allegations substantially similar to those in the Delaware cases, and likewise purport to assert claims for breach of fiduciary duty against MONY's directors and for aiding and abetting a breach of fiduciary duty against the Holding Company. The complaints in these actions also purport to be brought on behalf of a class consisting of all MONY stockholders, excluding the defendants and their affiliates, and seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. In December 2003, defendants contested the claims in the LAUFER and NORTH BORDER complaints. In NORTH BORDER, in September 2004, the plaintiff agreed that it would not object to the proposed settlement before the Delaware Court of Chancery and that following a final judgment approving the settlement by the Delaware Court of Chancery, the plaintiff would dismiss its action against all defendants with prejudice. A stipulation of discontinuance for the North Border action was filed with the New York State Supreme Court in November 2004.

    In September 2004, a petition for appraisal entitled CEDE & CO. V. AXA FINANCIAL, INC. was filed in the Delaware Court of Chancery by an alleged former MONY stockholder. The petition seeks a judicial appraisal of the value of the MONY shares held by former MONY stockholders who demanded appraisal pursuant to Section 262 of the General Corporation Law of the State of Delaware and have not withdrawn their demands. The parties are engaged in discovery. On or about November 4, 2004, a petition for appraisal entitled HIGHFIELDS CAPITAL LTD. V. AXA FINANCIAL, INC. was filed in the Delaware Court of Chancery by another alleged former MONY stockholder. The relief sought by the Highfields Capital petition is substantially identical to that sought pursuant to the Cede & Co. petition. The parties are engaged in discovery. In February 2005, the Delaware Court of Chancery consolidated the two actions for all purposes.

    In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled MATTHEW WIGGENHORN V. EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. The lawsuit asserts causes of action for negligence, gross negligence, breach of contract, and breach of fiduciary duty and seeks unspecified compensatory and punitive damages, plus prejudgment interest, attorneys' fees and costs. In June 2004, AXA Equitable removed the case to Federal court and in July 2004 filed a motion to dismiss. In July 2004, plaintiff filed a motion to remand the action to state court. In August 2004, the court stayed the action pending a decision by the U.S. Court of Appeals for the Seventh Circuit in a case filed against Putnam Funds et al. (to which the Holding Company is not a party) regarding removal pursuant to the Securities Litigation Uniform Standards Act under similar circumstances. In February 2005, the Baltimore Federal court entered a Conditional Transfer Order, conditionally transferring the case to Federal court in Baltimore, Maryland, where the majority of so-called market timing cases against various fund families have been transferred.

    ALLIANCE LITIGATION

    In April 2002, a consolidated complaint entitled IN RE ENRON CORPORATION SECURITIES LITIGATION ("Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including Alliance. The principal allegations of the Enron Complaint, as they pertain to Alliance, are that Alliance violated Sections 11 and 15 of the Securities Act of 1933, as amended ("Securities Act") with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege the registration statement was materially misleading and that Frank Savage, who was at that time an employee of Alliance and who was and remains a director of the general partner of Alliance, signed the registration statement at issue. Plaintiffs further allege that Alliance was a controlling person of Frank Savage. Plaintiffs therefore assert that Alliance is itself liable for the allegedly misleading registration statement. Plaintiffs seek recission or a recissionary measure of damages. In June 2002, Alliance moved to dismiss the ENRON Complaint as the allegations therein pertain to it. In March 2003, that motion was denied. In May 2003, a First Amended Consolidated Complaint, with substantially identical allegations as to Alliance, was filed. Alliance filed its answer in June 2003. In May 2003, plaintiffs filed an Amended Motion For Class Certification. In October 2003, following the completion of class discovery, Alliance filed its opposition to class certification. Alliance's motion is pending. The case is currently in discovery.

    In May 2002, a complaint entitled THE FLORIDA STATE BOARD OF ADMINISTRATION
    V. ALLIANCE CAPITAL MANAGEMENT L.P. ("SBA Complaint") was filed in the Circuit Court of the Second Judicial Circuit, in and for Leon County, Florida against Alliance. The SBA Complaint alleges breach of contract relating to the Investment Management Agreement between The Florida State Board of Administration ("SBA") and Alliance, breach of the covenant of good faith and fair dealing contained in the Investment Management Agreement, breach of fiduciary duty, negligence, gross negligence and violation of the Florida Securities and Investor Protection Act, in connection with purchases and sales of Enron common stock for the SBA investment account. The SBA seeks more than $300 million in compensatory damages and an unspecified amount of punitive damages. In June 2002, Alliance moved to dismiss the SBA Complaint; in September 2002, the court denied Alliance's motion to dismiss the SBA Complaint in its entirety. In November 2003, the SBA filed an amended complaint ("Amended SBA Complaint"). While the Amended SBA Complaint contains the Enron claims, the Amended SBA Complaint also alleges that Alliance breached its contract with the SBA by investing in or continuing to hold stocks for the SBA's investment portfolio that were not "1-rated," the highest rating that Alliance's research analysts could assign. The SBA also added claims for negligent supervision and common law fraud. The Amended SBA Complaint seeks rescissionary damages for all purchases of stocks that were not 1-rated, as well as damages for those that were not sold on a downgrade. During the third quarter of 2004, the SBA asserted in discovery that its Enron-related and 1-rated stock-related damages (including statutory interest) are approximately $2.9 billion. In November 2004, each party moved for partial summary judgment. In January 2005, the court granted, in part, Alliance's motion. Trial commenced in March 2005.

    In September 2002, a complaint entitled LAWRENCE E. JAFFE PENSION PLAN, LAWRENCE E. JAFFE TRUSTEE U/A 1198 V. ALLIANCE CAPITAL MANAGEMENT L.P., ALFRED HARRISON AND ALLIANCE PREMIER GROWTH FUND, INC. ("Jaffe Complaint") was filed in the United States District Court for the Southern District of New York against Alliance, Alfred Harrison and Premier Growth Fund alleging violation of the Investment Company Act. Plaintiff seeks damages equal to Premier Growth Fund's losses as a result of Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. In March 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey for coordination with the now dismissed BENAK V. ALLIANCE CAPITAL MANAGEMENT L.P. AND ALLIANCE PREMIER GROWTH FUND action then pending. In December 2003, plaintiff filed an amended complaint ("Amended Jaffe Complaint") in the United States District Court for the District of New Jersey. The Amended Jaffe Complaint alleges violations of
    Section 36(a) of the Investment Company Act, common law negligence, and negligent misrepresentation. Specifically, the Amended Jaffe Complaint alleges that (i) the defendants breached their fiduciary duties of loyalty, care and good faith to Premier Growth Fund by causing Premier Growth Fund to invest in the securities of Enron, (ii) the defendants were negligent for investing in securities of Enron, and (iii) through prospectuses and other documents, defendants misrepresented material facts related to Premier Growth Fund's investment objective and policies. In January 2004, defendants moved to dismiss the Amended Jaffe Complaint. That motion is pending.

    In December 2002, a putative class action complaint entitled PATRICK J. GOGGINS ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P. ET AL. ("Goggins Complaint") was filed in the United States District Court for the Southern District of New York against Alliance, Premier Growth Fund and individual directors and certain officers of Premier Growth Fund. In August 2003, the court granted Alliance's motion to transfer the Goggins Complaint to the United States District Court for the District of New Jersey. In December 2003, plaintiffs filed an amended complaint ("Amended Goggins Compliant") in the United States District Court for the District of New Jersey, which alleges that defendants violated Sections 11, 12(a)(2) and 15 of the Securities Act because Premier Growth Fund's registration statements and prospectuses contained untrue statements of material fact and omitted material facts. More specifically, the Amended Goggins Complaint alleges that the Premier Growth Fund's investment in Enron was inconsistent with the fund's stated strategic objectives and investment strategies. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages on behalf of a class of persons who purchased shares of Premier Growth Fund during the period October 31, 2000 through February 14, 2002. In January 2004, Alliance moved to dismiss the Amended Goggins Complaint. In
    December 2004, the court granted Alliance's motion and dismissed the case. In January 2005, plaintiff appealed the court's decision.

    In October 2003, a purported class action complaint entitled ERB ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P. ET AL. ("ERB Complaint") was filed in the Circuit Court of St. Clair County, State of Illinois against Alliance. Plaintiff, purportedly a shareholder in the Premier Growth Fund, alleges that Alliance breached unidentified provisions of Premier Growth Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for Premier Growth Fund's portfolio must be a "1-rated" stock, the highest rating that Alliance's analysts could assign. Plaintiff alleges that Alliance impermissibly purchased shares of stocks that were not 1-rated. Plaintiff seeks rescission of all purchases of any non-1-rated stocks Alliance made for Premier Growth Fund over the past ten years, as well as an unspecified amount of damages. In June 2004, plaintiff filed an amended complaint ("Amended Erb Complaint") in the Circuit Court of St. Clair County, Illinois. The Amended Erb Complaint allegations are substantially similar to those contained in the previous complaint, however, the Amended Erb Complaint adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by Alliance's Large Cap Growth Team. The Amended Erb Complaint alleges that Alliance breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks Alliance made for Premier Growth Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an unspecified amount of damages. In July 2004, Alliance removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities Litigation Uniform Standards Act. In August 2004, the District Court remanded the action to the Circuit Court. In September 2004, Alliance filed a notice of appeal with respect to the District Court's order. In December 2004, plaintiffs moved to dismiss Alliance's appeal. These motions are pending.

    Market Timing-Related Matters

    In October 2003, a purported class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. ("Hindo Complaint") was filed against Alliance, Alliance Holding, ACMC, the Holding Company, the AllianceBernstein Funds, the registrants and issuers of those funds, certain officers of Alliance (the "Alliance defendants"), and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

    Since October 2003, forty-three additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against Alliance and certain other defendants, and others may be filed. Such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), certain state securities statutes and common law. All of these lawsuits seek an unspecified amount of damages.

    In February 2004, the Judicial Panel on Multidistrict Litigation ("MDL Panel") transferred all Federal actions to the United States District Court for the District of Maryland ("Mutual Fund MDL"). In March 2004 and April 2004, the MDL Panel issued orders conditionally transferring the state court cases against Alliance and numerous others to the Mutual Fund MDL. Transfer of all of these actions subsequently became final. Plaintiffs in three of these four actions moved to remand the actions back to state court. In June 2004, the Court issued an interim opinion deferring decision on plaintiffs' motions to remand until a later stage in the proceedings. Subsequently, the plaintiff in the state court individual action moved the Court for reconsideration of that interim opinion and for immediate remand of her case to state court, and that motion is pending. Defendants are not yet required to respond to the complaints filed in the state court derivative actions.

    In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous Federal lawsuits.

    The Holding Company, AXA S.A. and AXA Equitable are named as defendants in the mutual fund shareholder complaint and the Alliance Holding unitholder derivative complaint. Claims have been asserted against all these companies that include both control person and direct liability. The Holding Company is named as a defendant in the mutual fund complaint and the ERISA complaint. Alliance recorded charges to income totaling $330 million during the second half 2003 in connection with establishing the $250 million restitution fund and certain other matters. During 2004, Alliance paid $296 million related to these matters (including $250 million to the restitution fund) and has cumulatively paid $302 million. Accordingly, it is possible that additional charges in the future may be required.

    Revenue Sharing-Related Matters

    In June 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against Alliance, Alliance Holding, ACMC, The Holding Company, AllianceBernstein Investment Research and Management, Inc., a wholly-owned subsidiary of Alliance ("ABIRM"), certain current and former directors of the AllianceBernstein Funds, and unnamed Doe defendants. The Aucoin Complaint names the AllianceBernstein Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services,
    (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

    Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of AllianceBernstein Funds.

    In February 2005, plaintiffs filed a consolidated amended class action complaint that asserts claims substantially similar to the Aucion Complaint and the nine additional lawsuits referenced above.

    Directed Brokerage

    Alliance and approximately twelve other investment management firms were mentioned publicly in connection with the settlement by the SEC of charges that Morgan Stanley violated Federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas, and the NASD has issued requests for information, to Alliance in connection with this matter and Alliance has provided documents and other information to the SEC and the NASD and is cooperating fully with their investigations. On March 11, 2005, discussions commenced with the NASD that Alliance's management believes will conclude these investigations. Accordingly, Alliance recorded a $5 million charge against 2004 earnings.

    Proof of Claim-Related Matters

    In January 2005, a purported class action complaint entitled CHARLES DAVIDSON AND BERNARD SAMSON, ET AL. V. BRUCE W. CALVERT, ET AL. ("Davidson Complaint") was filed against Alliance Capital, ABIRM, various current and former directors of ACMC, and unnamed Doe defendants in the United States District Court for the Southern District of New York by alleged shareholders of AllianceBernstein Funds. The Davidson Complaint alleges that Alliance Capital, as investment advisor to the AllianceBernstein Funds, and the other defendants breached their fiduciary duties arising under Sections 36(a), 36(b) and 47(b) of the Investment Company Act by failing to ensure that the AllianceBernstein Funds participated in certain securities class action settlements for which the Funds were eligible. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, and forfeiture of all commissions and fees paid to the defendants.

    Two additional lawsuits making factual allegations substantially similar to those in the Davidson Complaint were filed against Alliance Capital and certain defendants not affiliated with Alliance Capital, and others may be filed. One of the lawsuits was brought as a class action in the United States District Court for the District of Massachusetts on behalf of alleged shareholders of the Mass Mutual family of funds. The other lawsuit was brought as a class action in the United States District Court for the Eastern District of Pennsylvania on behalf of alleged shareholders of the Vanguard family of funds. Both additional lawsuits: (i) assert claims against Alliance Capital in connection with sub-advisory services provided by Alliance Capital to the respective fund families; (ii) assert claims substantially identical to the Davidson Complaint; and (iii) seek relief substantially identical to the Davidson Complaint.

                         ------------------------------

    Although the outcome of litigation generally cannot be predicted with certainty, management believes that, except as otherwise noted, the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Except as noted above, management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

    In addition to the matters previously reported and those described above, AXA Equitable and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

17) LEASES

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2005 and the four successive years are $131.9 million, $121.1 million, $110.7 million, $102.8 million, $90.9 million and $715.8 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2005 and the four successive years is $11.5 million, $4.1million, $3.3 million, $2.9 million, $2.3 million and $17.5 million thereafter.

    At December 31, 2004, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2005 and the four successive years is $74.4 million, $77.6 million, $70.9 million, $73.8 million, $72.4 million and $708.5 million thereafter.

    The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2005 and the four successive years are $.9 million and $.6 million, $.3 million, $.3 million and $.2 million, respectively.

18) INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

    AXA Equitable is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent; pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $433.1 million during 2005. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2004, 2003 and 2002, the Insurance Group statutory net income totaled $571.4 million, $549.4 million and $451.6 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,287.3 million and 4,555.7 million at December 31, 2004 and 2003, respectively. In 2004, 2003 and 2002, respectively, AXA Equitable paid shareholder dividends of $500.0 million, $400.0 million and $500.0 million.

    At December 31, 2004, the Insurance Group, in accordance with various government and state regulations, had $32.8 million of securities deposited with such government or state agencies.

    At December 31, 2004 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2004.

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

    The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Net change in statutory surplus and
      capital stock....................................  $       196.8       $       43.4       $   (1,354.7)
    Change in AVR......................................          528.1              152.2             (464.7)
                                                        -----------------   ----------------   -----------------
    Net change in statutory surplus, capital stock
      and AVR..........................................          724.9              195.6           (1,819.4)
    Adjustments:
      Future policy benefits and policyholders'
        account balances...............................         (398.8)            (245.7)             255.2
      DAC..............................................          529.2              556.1              458.1
      Deferred income taxes............................          122.5               30.9             (634.6)
      Valuation of investments.........................           10.1               39.6              (74.8)
      Valuation of investment subsidiary...............         (460.3)            (321.6)           1,399.4
      Change in fair value of guaranteed minimum
        income benefit reinsurance contracts...........           61.0              (91.0)             120.0
      Shareholder dividends paid.......................          500.0              400.0              500.0
      Changes in non-admitted assets...................          (74.7)             (35.1)             384.2
      Other, net.......................................          (98.9)              (2.1)             (23.7)
      GAAP adjustments for Other Discontinued
        Operations.....................................           14.9               (2.3)              23.0
                                                        -----------------   ----------------   -----------------
    Net Earnings of the Insurance Group................  $       929.9       $      524.4       $      587.4
                                                        =================   ================   =================

                                                                              DECEMBER 31,
                                                        ---------------------------------------------------------
                                                              2004               2003                2002
                                                        -----------------   ----------------   ------------------
                                                                             (IN MILLIONS)

    Statutory surplus and capital stock................  $     4,331.5       $    4,134.7       $    4,091.3
    AVR................................................          870.0              341.9              189.7
                                                        -----------------   ----------------   ------------------
    Statutory surplus, capital stock and AVR...........        5,201.5            4,476.6            4,281.0
    Adjustments:
      Future policy benefits and policyholders'
        account balances...............................       (1,882.1)          (1,483.3)          (1,237.6)
      DAC..............................................        6,813.9            6,290.4            5,801.0
      Deferred income taxes............................       (1,770.4)          (1,729.8)          (1,835.8)
      Valuation of investments.........................        2,237.6            2,196.3            1,629.6
      Valuation of investment subsidiary...............       (1,973.3)          (1,513.0)          (1,191.4)
      Fair value of guaranteed minimum income benefit
        reinsurance contracts..........................           90.0               29.0              120.0
      Non-admitted assets..............................        1,055.5            1,130.2            1,162.3
      Issuance of surplus notes........................         (599.7)            (599.6)            (599.6)
      Other, net.......................................          147.9               77.7              157.2
      GAAP adjustments for Other Discontinued
        Operations.....................................          (96.4)            (103.9)            (108.7)
                                                        -----------------   ----------------   ------------------
    Equity of the Insurance Group......................  $     9,224.5       $    8,770.6       $    8,178.0
                                                        =================   ================   ==================

19) BUSINESS SEGMENT INFORMATION

    The Company's operations consist of Insurance and Investment Services segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

    The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual funds, and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

    The Investment Services segment is principally comprised of the investment management business of Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowment funds and domestic and foreign financial institutions and governments, (b) private clients, including high net worth individuals, trusts and estates, charitable foundations and other entities, by means of separately managed accounts, hedge funds and other investment vehicles, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy, trading and other services. This segment also includes institutional Separate Accounts principally managed by Alliance that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

    Intersegment investment advisory and other fees of approximately $118.4 million, $103.0 million and $102.2 million for 2004, 2003 and 2002, respectively, are included in total revenues of the Investment Services segment.

    The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
    SEGMENT REVENUES:
    Insurance..........................................   $     5,447.7       $     4,734.4     $     4,673.4
    Investment Services................................         3,031.5             2,738.5           2,744.9
    Consolidation/elimination..........................           (82.8)              (70.4)            (71.3)
                                                         -----------------   ----------------  ------------------
    Total Revenues.....................................   $     8,396.4       $     7,402.5     $     7,347.0
                                                         =================   ================  ==================

    SEGMENT EARNINGS (LOSS) FROM CONTINUING
      OPERATIONS BEFORE INCOME
      TAXES AND MINORITY INTEREST:
    Insurance..........................................   $       946.3       $       631.6     $       437.9
    Investment Services................................           728.8               318.6             590.7
    Consolidation/elimination..........................             (.9)                -                 -
                                                         -----------------   ----------------  ------------------
    Total Earnings from Continuing Operations
       before Income Taxes
       and Minority Interest...........................   $     1,674.2       $       950.2     $     1,028.6
                                                         =================   ================  ==================

                                                                              DECEMBER 31,
                                                         --------------------------------------------------------
                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
    ASSETS:

    Insurance..........................................   $   110,141.1       $    98,822.1     $    80,638.7
    Investment Services................................        14,326.3            15,410.1          14,160.3
    Consolidation/elimination..........................            26.7                33.1              27.3
                                                         -----------------   ----------------  ------------------
    Total Assets.......................................   $   124,494.1       $   114,265.3     $    94,826.3
                                                         =================   ================  ==================

20) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

    The quarterly results of operations for 2004 and 2003 are summarized below:

                                                                THREE MONTHS ENDED
                                   ------------------------------------------------------------------------------
                                       MARCH 31           JUNE 30            SEPTEMBER 30          DECEMBER 31
                                   -----------------  -----------------   ------------------   ------------------
                                                                   (IN MILLIONS)

    2004
    Total Revenues................  $     2,124.2      $     2,019.7       $    2,093.5         $    2,159.0
                                   =================  =================   ==================   ==================

    Earnings from
      Continuing Operations.......  $       227.4      $       269.3       $      204.6         $      192.5
                                   =================  =================   ==================   ==================

    Net Earnings..................  $       226.6      $       270.5       $      220.2         $      212.6
                                   =================  =================   ==================   ==================

    2003
    Total Revenues................  $     1,674.7      $     1,826.8       $    1,857.8         $    2,043.2
                                   =================  =================   ==================   ==================

    Earnings from
      Continuing Operations.......  $        35.7      $       209.7       $      134.8         $      140.8
                                   =================  =================   ==================   ==================

    Net Earnings..................  $        35.7      $       209.8       $      135.5         $      143.4
                                   =================  =================   ==================   ==================

21) ACCOUNTING FOR STOCK-BASED COMPENSATION

    The Holding Company sponsors a stock incentive plan for employees of AXA Equitable. Alliance sponsors its own stock option plans for certain employees.

    In January 2001, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the Stock Appreciation Rights is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded an increase in the Stock Appreciation Rights liability of $14.3 million and $12.0 for 2004 and 2003, respectively, primarily reflecting the variable accounting for the Stock Appreciation Rights based on the change in the market value of AXA ADRs in 2004 and 2003.

    The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Stock-based employee compensation expense is not reflected in the statement of earnings as all options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of the grant. The following table illustrates the effect on net income had compensation expense as related to options awarded under the Holding Company's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method:

                                                              2004               2003                 2002
                                                        -----------------   ----------------   -------------------
                                                                              (IN MILLIONS)
    Net income, as reported............................  $       929.9       $      524.4       $      587.4
    Less: total stock-based employee compensation
       expense determined under fair value method for
       all awards, net of income tax benefit...........          (21.4)             (35.8)             (36.0)
                                                        -----------------   ----------------   -------------------
    Pro Forma Net Earnings.............................  $       908.5       $      488.6       $      551.4
                                                        =================   ================   ===================

    The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2004, 2003 and 2002 follow:

                                               HOLDING COMPANY                           ALLIANCE
                                   -----------------------------------------   ------------------------------
                                       2004           2003         2002          2004      2003       2002
                                   -------------  ------------- ------------   --------- ---------- ---------
     Dividend yield...............    2.24%          2.48%         2.54%         3.5       6.1%      5.80%

     Expected volatility..........     43%            46%           46%          32%        32%       32%

     Risk-free interest rate......    2.86%          2.72%         4.04%         4.0%      3.0%       4.2%

     Expected life in years.......      5              5             5            5          7         7

     Weighted average fair value
       per option at grant date...    $6.94          $4.39         $6.30        $8.00      $5.96     $5.89


    A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2004.


                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------  ---------------------------------
                                                                    WEIGHTED                           WEIGHTED
                                                                    AVERAGE                            AVERAGE
                                                  AXA ADRS          EXERCISE           UNITS           EXERCISE
                                               (IN MILLIONS)         PRICE         (IN MILLIONS)        PRICE
                                             -------------------  ---------------  --------------- -----------------
        Balance at January 1, 2002.......         30.0              $31.55              15.9           $33.58
          Granted........................          6.7              $17.24               2.4           $33.32
          Exercised......................          (.2)             $10.70              (1.4)          $14.83
          Forfeited......................         (1.2)             $27.12               (.5)          $42.99
                                             -------------------                   ---------------

        Balance at December 31, 2002.....         35.3              $25.14              16.4           $34.92
          Granted........................          9.1              $12.60                .1           $35.01
          Exercised......................         (1.7)              $7.85              (1.2)          $17.26
          Forfeited......................         (1.8)             $25.16              (1.5)          $43.27
                                             -------------------                   ---------------

        Balance at December 31, 2003.....         40.9              $23.04              13.8           $35.55
          Granted........................          7.2              $20.66                .1           $33.00
          Exercised......................         (2.5)             $14.82              (2.5)          $18.43
          Forfeited......................         (1.6)             $23.74              (1.8)          $46.96
                                             -------------------                   ---------------

        Balance at December 31, 2004              44.0              $23.03               9.6           $37.82
                                             ===================                   ===============

    Information about options outstanding and exercisable at December 31, 2004 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   WEIGHTED
                                                    AVERAGE         WEIGHTED                               WEIGHTED
              RANGE OF             NUMBER          REMAINING        AVERAGE             NUMBER              AVERAGE
              EXERCISE          OUTSTANDING       CONTRACTUAL       EXERCISE          EXERCISABLE          EXERCISE
               PRICES          (IN MILLIONS)     LIFE (YEARS)        PRICE           (IN MILLIONS)           PRICE
        ------------------  ------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ------------------
          $6.33 - $8.97               .2               1.08            $7.65               .2                 $7.65
          $10.13 - $15.12           10.1               7.39           $12.66              4.4                $12.81
          $15.91 - $22.84           15.5               7.35           $19.42              7.1                $18.51
          $25.96 - $32.87           13.1               3.65           $30.65             12.3                $30.64
          $35.85                     5.1               4.48           $35.85              5.1                $35.85
                              -----------------                                    ------------------
          $6.33 - $35.85            44.0                              $23.03             29.1                $25.71
                              =================                                    ==================

            Alliance
        ------------------
          $8.81-$18.47               1.2               2.25           $15.31              1.2                $15.31
          $25.63-$30.25              2.2               4.40           $28.05              2.1                $28.06
          $32.52-$48.50              3.1               7.01           $39.18              1.7                $42.03
          $50.15-$50.56              1.7               6.92           $50.25              1.0                $50.25
          $51.10-$58.50              1.4               5.95           $53.77              1.1                $53.76
                              -----------------                                    ------------------
          $8.81-$58.50               9.6               5.66           $37.82              7.1                $36.41
                              =================                                    ==================

    The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over periods of up to ten years.

    In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2004, approximately 11.3 million Alliance Holding units of a maximum 41.0 million units were subject to options granted and .1 million Alliance Holding units were subject to awards made under this plan.

22) RELATED PARTY TRANSACTIONS

    The Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $55.0 million and $57.6 million, respectively, for 2004 and 2003.

    The Company paid $658.8 million and $639.1 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2004 and 2003. The Company charged AXA Distribution's subsidiaries $293.1 million and $304.4 million, respectively, for their applicable share of operating expenses for 2004 and 2003, pursuant to the Agreements for Services.

    In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

    Both AXA Equitable and Alliance, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements that include technology and professional development arrangements. Payments by AXA Equitable and Alliance to AXA under such agreements totaled approximately $30.2 million and $16.7 million in 2004 and 2003, respectively. Payments by AXA and AXA affiliates to AXA Equitable under such agreements totaled $38.9 million and $32.5 million in 2004 and 2003, respectively.

    In 2003, AXA Equitable entered into a reinsurance agreement with AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an indirect wholly owned subsidiary of the Holding Company, to cede certain term insurance policies written after December 2002. AXA Equitable ceded $28.6 million and $9.0 million of premiums and $16.4 million and $2.8 million of reinsurance reserves to AXA Bermuda in 2004 and 2003, respectively.

    In 2004, as a result of the Holding Company's acquisition of MONY, the Company restructured certain operations to reduce expenses and recorded pre-tax provisions of $45.6 million related to severance and $33.0 million related to the writeoff of capitalized software. During 2004, total severance payments made to employees totaled $5.0 million.

    Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)

    Investment advisory and services fees..............   $       744.6       $       748.1     $       763.2
    Distribution revenues..............................           447.3               436.0             467.5
    Shareholder servicing fees.........................            87.5                94.3             101.6
    Other revenues.....................................             8.8                11.4              10.2
    Brokerage..........................................             4.2                 4.4               7.0

23) SALE OF ALLIANCE CASH MANAGEMENT BUSINESS

    On October 28, 2004, Alliance announced that Alliance and Federated Investors, Inc. ("Federated") had reached a definitive agreement for Federated to acquire Alliance's cash management business. Under the agreement, up to $29.0 billion in assets from 22 third-party-distributed money market funds of AllianceBernstein Cash Management Services, will be transitioned into Federated money market funds at December 31, 2004. The transaction will not include the assets of AllianceBernstein Exchange Reserves, Inc., which will continue to be available to investors in other AllianceBernstein mutual funds. In addition, Alliance will continue to meet the liquidity needs of investors in its private client, managed account and institutional investment management businesses. The capital gain, net of income taxes and minority interest, that would be recognized upon the closing of the transaction in 2005 is not expected to be material to the Company. Estimated contingent payments received from Federated in the five years following the closing are expected to be similar in amount to the business's anticipated profit contribution over that period. The overall effect on earnings is, therefore, expected to be immaterial.

AXA Equitable Life Insurance Company
SUPPLEMENT DATED MAY 9, 2005 TO THE MAY 1, 2005 PROSPECTUSES:
  o ACCUMULATOR(R)
  o ACCUMULATOR(R) ELITE(SM)
  o ACCUMULATOR(R) PLUS(SM)
  o ACCUMULATOR(R) SELECT(SM)
--------------------------------------------------------------------------------

This Supplement updates the current Prospectuses for the above-mentioned Accumulator(R) variable annuity products issued by AXA Equitable Life Insurance Company ("AXA Equitable"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain a copy of the Prospectuses, free of charge, by writing to AXA Equitable, at 1290 Avenue of the Americas, New York, New York 10104.

Effective May 9, 2005, for the "Greater of the 6% Roll up to age 85 or the Annual Ratchet to age 85" enhanced death benefit and/or the "Guaranteed minimum income benefit," the effective annual interest rate credited to the benefit base for monies allocated EQ/PIMCO Real Return is 6% (4% for the "Greater of the 4% Roll up to age 85 or the Annual Ratchet to age 85" enhanced death benefit, which is available only in Washington). For more information about these benefits, please see "Contract features and benefits" in your Prospectus, your contract or consult with your financial professional.

















                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                            New York, New York 10104

EVM5905 (5/05)                                          Cat. No. 135072 (5/05)
'04 Series/New Biz and In-Force                                         x01076
#192136v1 - 04/18/05

AXA Equitable Life Insurance Company
SUPPLEMENT DATED MAY 9, 2005 TO THE MAY 1, 2005 PROSPECTUSES AND/OR SUPPLEMENT
FOR:

o Income Manager Accumulator(R)    o Accumulator(R) Plus(SM)      o  Accumulator(R) Select(SM) II
o Income Manager(R) Rollover IRA   o  Accumulator(R)              o  Accumulator(R) Elite(SM)
o Accumulator(R) (IRA, NQ, QP)     o  Accumulator(R) Select(SM)   o  Accumulator(R) Elite(SM) II

--------------------------------------------------------------------------------

This Supplement updates the current Prospectuses and/or Supplement (together, the "Prospectuses") for the above-mentioned Accumulator(R) variable annuity products (together, the "Accumulator(R) Series") issued by AXA Equitable Life Insurance Company ("AXA Equitable"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain a copy of the Prospectuses, free of charge, by writing to AXA Equitable, at 1290 Avenue of the Americas, New York, New York 10104.

Effective May 9, 2005, for the purpose of calculating any applicable guaranteed minimum death benefit or guaranteed minimum income benefit with a benefit base that rolls up at a specified rate, the effective annual interest rate credited to the benefit base for monies allocated to EQ/PIMCO Real Return is generally 5% or 6% (4% for the applicable guaranteed minimum death benefit in Washington), depending on your Accumulator(R) Series contract. For more information about these benefits, please see "Contract features and benefits" in your Prospectus, your contract or consult with your financial professional.









                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                            New York, New York 10104

EVM5905 (5/05)-A
PRE-'04 Series/ In-Force
                                                            #192136v1 - 04/18/05
                                                                          x01077

AXA Equitable Life Insurance Company

SUPPLEMENT DATED MAY 1, 2005 TO THE CURRENT PROSPECTUSES FOR:
ACCUMULATOR(R)                   ACCUMULATOR(R) ELITE(SM)
ACCUMULATOR(R) PLUS(SM)          ACCUMULATOR(R) SELECT(SM)

--------------------------------------------------------------------------------

For delivery to Smith Barney customers

This supplement modifies certain information in the above-referenced Prospectuses, Supplements to Prospectuses and Statements of Additional Information ("SAIs"), (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your Prospectuses.

Please note the following information:


ELECTRONIC APPLICATIONS AND INITIAL CONTRIBUTIONS


Your Accumulator(R) Series contract date will generally be the business day Smith Barney receives your initial contribution and all information needed to process your application, along with any required documents, and transmits your order to us in accordance with our processing procedures. We may reject your application and return your contribution or issue your contract on a later date if any of the limitations described below apply.



SUBSEQUENT CONTRIBUTIONS

Any additional contributions you may make will generally be applied to your contract on the business day Smith Barney receives the additional contribution from you and transmits your order to us in accordance with our processing procedures. We may reject your order and return your additional contribution or credit your additional contribution to your contract at a later date if any of the limitations described below apply.


LIMITATIONS

We consider Smith Barney to be a "processing office" for the purpose of receiving applications and contributions as described above.

The procedures described above are not available for 1035 exchanges or other replacement transactions; other types of transactions may also be excluded. You must provide all information and documents we require with respect to your initial or additional contribution. The amount of the initial or additional contribution you are making must be permitted under your contract. Your application and contribution must be made in accordance with all the other terms and conditions described in our prospectus. After receiving your contribution, together with all required information and documents, from you, Smith Barney must deliver them to us in accordance with our processing arrangements with Smith Barney.

Smith Barney may establish a "closing time" for receipt of applications and contribution requests under the above arrangement that is earlier than the end of the business day. Any such earlier closing time may be established without prior notice to you. Also, while we are generally open on the same business days as Smith Barney, a business day for the purposes of this supplement will be our business day.

We or Smith Barney may change or discontinue these arrangements at any time without prior notice. If you change Smith Barney as your broker-dealer of record on your contract, the above procedures will no longer apply, although we may have similar arrangements with your new broker-dealer.

You may always make subsequent contributions under your contract by any other method described in the Accumulator(R) Series prospectus for your contract, as supplemented from time to time. All applications and contributions are subject to acceptance. These arrangements may not be available in every state.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If you reside in the state of California and you are age 60 and older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below. This is also referred to as the "free look" period.


At the time of application, you will instruct your Smith Barney financial professional as to how your initial contribution and any subsequent contributions should be treated for the purpose of maintaining your free look right under the contract.


     o You may choose to immediately allocate your contributions to one or more of the variable investment options. In the event you choose to exercise your free look right under the contract, you will receive a refund as described in the Prospectus.


     o You may also choose "return of contribution" free look treatment of your contract. If chosen, we will allocate your entire contribution and any



SOLSB 05-04 (5/05)                                        Cat. No. 133518 (5/05)
                                                                          x01003
subsequent contributions made during the 40 day period following the Contract Date, to the EQ/Money Market investment option. In the event you choose to exercise your free look right under the contract, you will receive a refund equal to your contributions.

If you choose the "return of contribution" free look treatment and your contract is still in effect on the 40th day (or next Business Day) following the Contract Date, we will automatically reallocate your account value to the investment options chosen on your application.


Any transfers made prior to the expiration of the 30 day free look will terminate your right to "return of contribution" treatment in the event you choose to exercise your free look right under the contract. Any transfer made prior to the 40th day following the Contract Date will cancel the automatic reallocation on the 40th day (or next Business Day) following the Contract Date described above. If you do not want AXA Equitable to perform this scheduled one-time reallocation, you must call one of our customer service representatives at 1 (800) 789-7771 before the 40th day following the Contract Date to cancel.

                                                                  Acc Series '04
                                                             New Business (7/04)









                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                 (212) 554-1234

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2005 TO THE CURRENT PROSPECTUSES FOR:
ACCUMULATOR(R)
ACCUMULATOR(R) ELITE(SM)

--------------------------------------------------------------------------------

For delivery to Morgan Stanley customers

This supplement modifies certain information in the above-referenced Prospectuses, Supplements to Prospectuses and Statements of Additional Information ("SAIs"), (together, the "Prospectuses"), in the State of California only. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your Prospectuses.

Please note the following information:


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If you reside in the state of California and you are age 60 and older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below. This is also referred to as the "free look" period.

At the time of application, you will instruct your Morgan Stanley financial professional as to how your initial contribution and any subsequent contributions should be treated for the purpose of maintaining your free look right under the contract.

     o You may choose to immediately allocate your contributions to one or more of the variable investment options. In the event you choose to exercise your free look right under the contract, you will receive a refund as described in the Prospectus.

     o You may also choose "return of contribution" free look treatment of your contract. If chosen, we will allocate your entire contribution and any subsequent contributions made during the 40 day period following the Contract Date, to the EQ/Money Market investment option. In the event you choose to exercise your free look right under the contract, you will receive a refund equal to your contributions.

         If you choose the "return of contribution" free look treatment and your contract is still in effect on the 40th day (or next Business Day) following the Contract Date, we will automatically reallocate your account value to the investment options chosen on your application.

         Any transfers made prior to the expiration of the 30 day free look will terminate your right to "return of contribution" treatment in the event you choose to exercise your free look right under the contract. Any transfer made prior to the 40th day following the Contract Date will cancel the automatic reallocation on the 40th day (or next Business
         Day) following the Contract Date described above. If you do not want AXA Equitable to perform this scheduled one-time reallocation, you must call one of our customer service representatives at 1 (800) 789-7771 before the 40th day following the Contract Date to cancel.





                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                 (212) 554-1234



MAIL-IM-04-34Supp (5/05)
Morgan Stanley (5/05)                                     Cat. no. 134934 (5/05)
Acc. Core 4 Elite '04-New Business                                        x01062

AXA EQUITABLE LIFE INSURANCE COMPANY
SUPPLEMENT DATED MAY 1, 2005 TO PROSPECTUSES FOR:



o Income Manager Accumulator(R)    o  Accumulator(R)                 o  Accumulator(R) Advisor(SM)
o Income Manager(R) Rollover IRA   o  Accumulator(R) Select(SM)      o  Accumulator(R) Elite(SM)
o Accumulator(R) (IRA, NQ, QP)     o  Accumulator(R) Select(SM) II   o  Accumulator(R) Elite(SM) II
o Accumulator(R) Plus(SM)          o  Accumulator(R) Express(SM)


--------------------------------------------------------------------------------

This Supplement updates certain information in the most recent prospectus and statement of additional information you received for any of the products listed above, and in any Supplements to that prospectus and statement of additional information. The Appendix sets forth the dates of such prior prospectuses, statements of additional information and supplements, which, in addition to this Supplement, should be kept for future reference.


We have filed with the Securities and Exchange Commission (SEC) our Statement of Additional Information (SAI) dated May 1, 2005. If you do not presently have a copy of the prospectus and prior Supplements, you may obtain additional copies, as well as a copy of the SAI, from us, free of charge, by writing to AXA Equitable, P.O. Box 1547, Secaucus, NJ 07096-1547, or calling (800) 789-7771. If you only need a copy of the SAI, you may mail in the SAI request form located at the end of this Supplement. The SAI has been incorporated by reference into this Supplement. This Supplement and the SAI can also be obtained from the SEC's website at www.sec.gov.

In this Supplement, we provide information on the following: (1) how to reach us; (2) combination of certain investment options; (3) investment options; (4) the Trusts' annual expenses and expense example; (5) important information about guaranteed benefits; (6) tax information; (7) updated information on AXA Equitable; (8) disruptive transfer activity; (9) wire transmittals and electronic applications information; (10) certain information about our business day; (11) legal proceedings; (12) certain information about our distribution of the contracts; (13) condensed financial information; and (14) hypothetical illustrations.



(1) HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

Accumulator(R)
P.O. Box 13014
Newark, NJ 07188-0014


--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------

Accumulator(R)
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094


--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

Accumulator(R)
P.O. Box 1547
Secaucus, NJ 07096-1547


--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------

Accumulator(R)
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094


--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o written confirmation of financial transactions;


o statement of your contract values at the close of each calendar year and any calendar quarter in which there was a financial transaction; and


o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the guaranteed minimum income benefit, if applicable.

--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND EQACCESS SYSTEMS:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o    your current account value;

o    your current allocation percentages;

o    the number of units you have in the variable investment options;

o    rates to maturity for the fixed maturity options;

o    the daily unit values for the variable investment options; and


o performance information regarding the variable investment options (not available through TOPS).


You can also:

o change your allocation percentages and/or transfer among the investment options;



                                                                 X01006 - Global

o    elect to receive certain contract statements electronically;

o    change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only); and

o    access Frequently Asked Questions and Service Forms (not available through
     TOPS).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access EQAccess by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" in your Prospectus).

--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.


(2) INVESTMENT OPTIONS




--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
o AXA Aggressive Allocation(1)           o EQ/Equity 500 Index
o AXA Conservative Allocation(1)         o EQ/Evergreen Omega
o AXA Conservative-Plus Allocation(1)    o EQ/FI Mid Cap
o AXA Moderate Allocation(1)             o EQ/FI Small/Mid Cap Value
o AXA Moderate-Plus Allocation(1)        o EQ/International Growth(3)
o AXA Premier VIP Aggressive Equity      o EQ/J.P. Morgan Core Bond
o AXA Premier VIP Core Bond              o EQ/Janus Large Cap Growth
o AXA Premier VIP Health Care            o EQ/JP Morgan Value Opportunities
o AXA Premier VIP High Yield             o EQ/Lazard Small Cap Value
o AXA Premier VIP International Equity   o EQ/Long Term Bond(3)
o AXA Premier VIP Large Cap Core         o EQ/Lord Abbett Growth and Income(3)
  Equity                                 o EQ/Lord Abbett Large Cap Core(3)
o AXA Premier VIP Large Cap Growth       o EQ/Lord Abbett Mid Cap Value(3)
o AXA Premier VIP Large Cap Value        o EQ/Marsico Focus
o AXA Premier VIP Small/Mid Cap          o EQ/Mercury Basic Value Equity
  Growth                                 o EQ/Mercury International Value
o AXA Premier VIP Small/Mid Cap Value    o EQ/Mergers and Acquisitions(3)
o AXA Premier VIP Technology             o EQ/MFS Emerging Growth Companies
o EQ/Alliance Common Stock               o EQ/MFS Investors Trust
o EQ/Alliance Growth and Income          o EQ/Money Market
o EQ/Alliance Intermediate Government    o EQ/Montag & Caldwell Growth(2)
  Securities                             o EQ/PIMCO Real Return(3)
o EQ/Alliance International              o EQ/Short Duration Bond(3)
o EQ/Alliance Large Cap Growth(2)        o EQ/Small Company Index
o EQ/Alliance Quality Bond               o EQ/Small Company Value(2)
o EQ/Alliance Small Cap Growth           o EQ/TCW Equity(2)
o EQ/Bear Stearns Small Company          o EQ/UBS Growth and Income(2)
  Growth(2)                              o EQ/Van Kampen Comstock(3)
o EQ/Bernstein Diversified Value         o EQ/Van Kampen Emerging Markets
o EQ/Boston Advisors Equity Income(2)      Equity(2)
o EQ/Calvert Socially Responsible        o EQ/Van Kampen Mid Cap Growth(3)
o EQ/Capital Guardian Growth             o EQ/Wells Fargo Montgomery
o EQ/Capital Guardian International        Small Cap(3)
o EQ/Capital Guardian Research
o EQ/Capital Guardian U.S. Equity
o EQ/Caywood-Scholl High Yield Bond(3)



(1)  The "AXA Allocation" portfolios.

(2) This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" later in this Supplement for the option's former name.

(3) Available on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" later in this Supplement for more information on the option's new fund.

(3) INVESTMENT OPTIONS


PORTFOLIOS OF THE TRUSTS

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain retail funds that are purchased directly rather than under a variable insurance product such as an Accumulator(R) series variable annuity. These funds may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

AXA Equitable serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers. The advisers for these Portfolios, listed in the chart below, are those who make the investment decisions for each Portfolio. The chart also indicates the investment manager for each of the other Portfolios. Not all of the Portfolios listed below are available in all the contracts to which this supplement applies.



------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                  Objective                                            Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION       Seeks long-term capital appreciation.                o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION     Seeks a high level of current income.                o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS           Seeks current income and growth of capital, with a   o AXA Equitable
ALLOCATION                      greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION         Seeks long-term capital appreciation and current     o AXA Equitable
                                income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS               Seeks long-term capital appreciation and current     o AXA Equitable
ALLOCATION                      income, with a greater emphasis on capital
                                appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP AGGRESSIVE      Seeks long-term growth of capital.                   o Alliance Capital Management L.P.
EQUITY                                                                               o MFS Investment Management
                                                                                     o Marsico Capital Management, LLC
                                                                                     o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP CORE BOND       Seeks a balance of high current income and capital   o BlackRock Advisors, Inc.
                                appreciation, consistent with a prudent level of     o Pacific Investment Management Company
                                risk.                                                  LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HEALTH CARE     Seeks long-term growth of capital.                   o AIM Capital Management, Inc.
                                                                                     o RCM Capital Management LLC
                                                                                     o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD      Seeks high total return through a combination of     o Alliance Capital Management L.P.
                                current income and capital appreciation.             o Pacific Investment Management Company
                                                                                       LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP                 Seeks long-term growth of capital.                   o Alliance Capital Management L.P., through its
INTERNATIONAL EQUITY                                                                   Bernstein Investment Research and Management
                                                                                       Unit
                                                                                     o J.P. Morgan Investment Management Inc.
                                                                                     o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                     Objective                                          Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP          Seeks long-term growth of capital.                 o Alliance Capital Management L.P., through
CORE EQUITY                                                                             its Bernstein Investment Research and
                                                                                        Management Unit
                                                                                      o Janus Capital Management LLC
                                                                                      o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP          Seeks long-term growth of capital.                 o Alliance Capital Management L.P.
GROWTH                                                                                o RCM Capital Management LLC
                                                                                      o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP          Seeks long-term growth of capital.                 o Alliance Capital Management L.P.
VALUE                                                                                 o Institutional Capital Corporation
                                                                                      o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID          Seeks long-term growth of capital.                 o Alliance Capital Management L.P.
CAP GROWTH                                                                            o Franklin Advisers, Inc.
                                                                                      o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID          Seeks long-term growth of capital.                 o AXA Rosenberg Investment Management LLC
CAP VALUE                                                                             o TCW Investment Management Company
                                                                                      o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TECHNOLOGY         Seeks long-term growth of capital.                 o Firsthand Capital Management, Inc.
                                                                                      o RCM Capital Management LLC
                                                                                      o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                    Objective                                          Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK           Seeks to achieve long-term growth of capital.      o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND             Seeks to provide a high total return.              o Alliance Capital Management L.P.
INCOME
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE           Seeks to achieve high current income consistent    o Alliance Capital Management L.P.
GOVERNMENT SECURITIES              with relative stability of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL          Seeks to achieve long-term growth of capital.      o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE LARGE CAP              Seeks to achieve long-term growth of capital.      o Alliance Capital Management L.P.
GROWTH(1)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE QUALITY BOND           Seeks to achieve high current income consistent    o Alliance Capital Management L.P.
                                   with moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE SMALL CAP              Seeks to achieve long-term growth of capital.      o Alliance Capital Management L.P.
GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BEAR STEARNS                    Seeks to achieve capital appreciation.             o Bear Stearns Asset Management Inc.
SMALL COMPANY GROWTH(7)
------------------------------------------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE     Seeks capital appreciation.                        o Alliance Capital Management L.P.,
                                                                                        through its Bernstein Investment Research
                                                                                        and Management Unit
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY          Seeks a combination of growth and income to        o Boston Advisors, Inc.
INCOME(4)                          achieve an above-average and consistent total
                                   return.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                   Objective                                                 Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY               Seeks long-term capital appreciation.                     o Calvert Asset Management Company, Inc.
RESPONSIBLE                                                                                   and Brown Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH        Seeks long-term growth of capital.                        o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN               To achieve long-term growth of capital.                   o Capital Guardian Trust Company
INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN               Seeks to achieve long-term growth of capital.             o Capital Guardian Trust Company
RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S.          Seeks to achieve long-term growth of capital.             o Capital Guardian Trust Company
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH            Seeks to maximize current income.                         o Caywood-Scholl Capital Management
YIELD BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX               Seeks a total return before expenses that                 o Alliance Capital Management L.P.
                                  approximates the total return performance of
                                  the S&P 500 Index, including reinvestment of
                                  dividends, at a risk level consistent with
                                  that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA                Seeks long-term capital growth.                           o Evergreen Investment Management
                                                                                              Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                     Seeks long-term growth of capital.                        o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE         Seeks long-term capital appreciation.                     o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH           Seeks to achieve capital appreciation.                    o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND          Seeks to provide a high total return consistent           o J.P. Morgan Investment Management Inc.
                                  with moderate risk to capital and maintenance
                                  of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JP MORGAN VALUE                Long-term capital appreciation.                           o J.P. Morgan Investment Management Inc.
OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/JANUS LARGE CAP GROWTH         Seeks long-term growth of capital.                        o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE         Seeks capital appreciation.                               o Lazard Asset Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND                 Seeks to maximize income and capital appreciation         o Boston Advisors, Inc.
                                  through investment in long-maturity debt
                                  obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND         Capital appreciation and growth of income without         o Lord, Abbett & Co. LLC
INCOME                            excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP          Capital appreciation and growth of income with            o Lord, Abbett & Co. LLC
CORE                              reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE      Capital appreciation.                                     o Lord, Abbett & Co, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS                  Seeks long-term growth of capital.                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY BASIC VALUE            Seeks capital appreciation and secondarily, income.       o Mercury Advisors
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY INTERNATIONAL          Seeks capital appreciation.                               o Merrill Lynch Investment Managers
VALUE                                                                                         International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERGERS AND ACQUISITIONS       Seeks to achieve capital appreciation.                    o GAMCO Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH            Seeks to provide long-term capital growth.                o MFS Investment Management
COMPANIES
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*              Objective                                                      Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INVESTORS TRUST       Seeks long-term growth of capital with secondary               o MFS Investment Management
                             objective to seek reasonable current income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET              Seeks to obtain a high level of current income,                o Alliance Capital Management L.P.
                             preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         Seeks to achieve capital appreciation.                         o Montag & Caldwell, Inc.
GROWTH(5)
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN         Seeks maximum real return consistent with                      o Pacific Investment Management Company,
                             preservation of real capital and prudent investment              LLC
                             management.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND       Seeks current income with reduced volatility of                o Boston Advisors, Inc.
                             principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before the          o Alliance Capital Management L. P.
                             deduction of portfolio expenses) the total return of
                             the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY VALUE(8)    Seeks to maximize capital appreciation.                        o GAMCO Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TCW EQUITY(3)             Seeks to achieve long-term capital appreciation.               o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME(6)  Seeks to achieve total return through capital                  o UBS Global Asset Management
                             appreciation with income as a secondary consideration.           (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       Capital growth and income.                                     o Morgan Stanley Investment
                                                                                              Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING       Seeks long-term capital appreciation.                          o Morgan Stanley Investment
MARKETS EQUITY(2)                                                                             Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP        Capital growth.                                                o Morgan Stanley Investment
GROWTH                                                                                        Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO MONTGOMERY    Seeks long-term capital appreciation.                          o Wells Capital Management Inc.
SMALL CAP
------------------------------------------------------------------------------------------------------------------------------------




* This portfolio information reflects the portfolio's name change effective on or about May 9, 2005, subject to regulatory approval. The table below reflects the portfolio name in effect until on or about May 9, 2005. The number in the "FN" column corresponds with the number contained in the chart above.




---------------------------------------------------------
 FN          Portfolio Name until May 9, 2005
---------------------------------------------------------
   (1)      EQ/Alliance Premier Growth
---------------------------------------------------------
   (2)      EQ/Emerging Markets Equity
---------------------------------------------------------
   (3)      EQ/Enterprise Equity
---------------------------------------------------------
   (4)      EQ/Enterprise Equity Income
---------------------------------------------------------
   (5)      EQ/Enterprise Growth
---------------------------------------------------------
   (6)      EQ/Enterprise Growth and Income
---------------------------------------------------------
   (7)      EQ/Enterprise Small Company Growth
---------------------------------------------------------
   (8)      EQ/Enterprise Small Company Value
---------------------------------------------------------



You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this supplement, you may call one of our customer service representatives at 1-800-789-7771.

(4) THE TRUSTS' ANNUAL EXPENSES AND EXPENSE EXAMPLE

The following table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


This table shows the fees and expenses for 2004 as an annual percentage of each Portfolio's daily average net assets.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Total                   Net Total
                                                                                               Annual      Fee Waiv-     Annual
                                                                               Underlying     Expenses    ers and/or    Expenses
                                           Manage-                             Portfolio      (Before       Expense       After
                                            ment       12b-1     Other         Fees and       Expense     Reimburse-     Expense
 Portfolio Name                            Fees(2)   Fees(3)   Expenses (4)   Expenses(5)   Limitation)    ments(6)    Limitations
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                  0.10%      0.25%      0.29%         0.99%        1.63%         (0.29)%       1.34%
AXA Conservative Allocation                0.10%      0.25%      0.41%         0.75%        1.51%         (0.41)%       1.10%
AXA Conservative-Plus Allocation           0.10%      0.25%      0.30%         0.80%        1.45%         (0.30)%       1.15%
AXA Moderate Allocation                    0.10%      0.25%      0.16%         0.83%        1.34%         (0.16)%       1.18%
AXA Moderate-Plus Allocation               0.10%      0.25%      0.20%         1.02%        1.57%         (0.20)%       1.37%
AXA Premier VIP Aggressive Equity          0.62%      0.25%      0.18%           --         1.05%            --         1.05%
AXA Premier VIP Core Bond                  0.60%      0.25%      0.20%           --         1.05%         (0.10)%       0.95%
AXA Premier VIP Health Care                1.20%      0.25%      0.40%           --         1.85%          0.00%        1.85%
AXA Premier VIP High Yield                 0.58%      0.25%      0.18%           --         1.01%            --         1.01%
AXA Premier VIP International Equity       1.05%      0.25%      0.50%           --         1.80%          0.00%        1.80%
AXA Premier VIP Large Cap Core Equity      0.90%      0.25%      0.32%           --         1.47%         (0.12)%       1.35%
AXA Premier VIP Large Cap Growth           0.90%      0.25%      0.26%           --         1.41%         (0.06)%       1.35%
AXA Premier VIP Large Cap Value            0.90%      0.25%      0.25%           --         1.40%         (0.05)%       1.35%
AXA Premier VIP Small/Mid Cap Growth       1.10%      0.25%      0.25%           --         1.60%          0.00%        1.60%
AXA Premier VIP Small/Mid Cap Value        1.10%      0.25%      0.25%           --         1.60%          0.00%        1.60%
AXA Premier VIP Technology                 1.20%      0.25%      0.40%           --         1.85%          0.00%        1.85%
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                   0.47%      0.25%      0.05%           --         0.77%            --         0.77%
EQ/Alliance Growth and Income              0.56%      0.25%      0.05%           --         0.86%            --         0.86%
EQ/Alliance Intermediate Government
  Securities                               0.50%      0.25%      0.06%           --         0.81%            --         0.81%
EQ/Alliance International                  0.73%      0.25%      0.12%           --         1.10%          0.00%        1.10%
EQ/Alliance Large Cap Growth*              0.90%      0.25%      0.05%           --         1.20%         (0.10)%       1.10%
EQ/Alliance Quality Bond                   0.50%      0.25%      0.06%           --         0.81%            --         0.81%
EQ/Alliance Small Cap Growth               0.75%      0.25%      0.06%           --         1.06%            --         1.06%
EQ/Bear Stearns Small Company Growth*      1.00%      0.25%      0.18%           --         1.43%         (0.13)%       1.30%
EQ/Bernstein Diversified Value             0.63%      0.25%      0.07%           --         0.95%          0.00%        0.95%
EQ/Boston Advisors Equity Income*          0.75%      0.25%      0.21%           --         1.21%         (0.16)%       1.05%
EQ/Calvert Socially Responsible            0.65%      0.25%      0.29%           --         1.19%         (0.14)%       1.05%
EQ/Capital Guardian Growth                 0.65%      0.25%      0.09%           --         0.99%         (0.04)%       0.95%
EQ/Capital Guardian International          0.85%      0.25%      0.17%           --         1.27%         (0.07)%       1.20%
EQ/Capital Guardian Research               0.65%      0.25%      0.05%           --         0.95%          0.00%        0.95%
EQ/Capital Guardian U.S. Equity            0.65%      0.25%      0.05%           --         0.95%          0.00%        0.95%
EQ/Caywood-Scholl High Yield Bond          0.60%      0.25%      0.12%           --         0.97%         (0.12)%       0.85%
EQ/Equity 500 Index                        0.25%      0.25%      0.05%           --         0.55%            --         0.55%
EQ/Evergreen Omega                         0.65%      0.25%      0.11%           --         1.01%         (0.06)%       0.95%
EQ/FI Mid Cap                              0.70%      0.25%      0.06%           --         1.01%         (0.01)%       1.00%
EQ/FI Small/Mid Cap Value                  0.74%      0.25%      0.08%           --         1.07%          0.00%        1.07%
EQ/International Growth                    0.85%      0.25%      0.22%           --         1.32%          0.00%        1.32%
EQ/J.P. Morgan Core Bond                   0.44%      0.25%      0.06%           --         0.75%          0.00%        0.75%
EQ/JP Morgan Value Opportunities           0.60%      0.25%      0.10%           --         0.95%          0.00%        0.95%
EQ/Janus Large Cap Growth                  0.90%      0.25%      0.08%           --         1.23%         (0.08)%       1.15%
EQ/Lazard Small Cap Value                  0.75%      0.25%      0.05%           --         1.05%          0.00%        1.05%
EQ/Long Term Bond                          0.50%      0.25%      0.25%           --         1.00%          0.00%        1.00%
EQ/Lord Abbett Growth and Income           0.65%      0.25%      0.19%           --         1.09%         (0.09)%       1.00%
EQ/Lord Abbett Large Cap Core              0.65%      0.25%      0.19%           --         1.09%         (0.09)%       1.00%
EQ/Lord Abbett Mid Cap Value               0.70%      0.25%      0.19%           --         1.14%         (0.09)%       1.05%
EQ/Marsico Focus                           0.88%      0.25%      0.06%           --         1.19%         (0.04)%       1.15%
EQ/Mercury Basic Value Equity              0.58%      0.25%      0.05%           --         0.88%          0.00%        0.88%
EQ/Mercury International Value             0.85%      0.25%      0.15%           --         1.25%          0.00%        1.25%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Total                   Net Total
                                                                                               Annual      Fee Waiv-     Annual
                                                                               Underlying     Expenses    ers and/or    Expenses
                                           Manage-                             Portfolio      (Before       Expense       After
                                            ment       12b-1       Other        Fees and      Expense     Reimburse-     Expense
 Portfolio Name                            Fees(2)   Fees(3)   Expenses (4)   Expenses(5)   Limitation)    ments(6)    Limitations
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mergers and Acquisitions                 0.90%      0.25%     1.21%             --          2.36%         (0.91)%      1.45%
EQ/MFS Emerging Growth Companies            0.65%      0.25%     0.06%             --          0.96%            --        0.96%
EQ/MFS Investors Trust                      0.60%      0.25%     0.10%             --          0.95%          0.00%       0.95%
EQ/Money Market                             0.34%      0.25%     0.05%             --          0.64%            --        0.64%
EQ/Montag & Caldwell Growth*                0.75%      0.25%     0.12%             --          1.12%          0.00%       1.12%
EQ/PIMCO Real Return                        0.55%      0.25%     0.20%             --          1.00%         (0.35)%      0.65%
EQ/Short Duration Bond                      0.45%      0.25%     0.52%             --          1.22%         (0.57)%      0.65%
EQ/Small Company Index                      0.25%      0.25%     0.13%             --          0.63%          0.00%       0.63%
EQ/Small Company Value*                     0.80%      0.25%     0.12%             --          1.17%          0.00%       1.17%
EQ/TCW Equity*                              0.80%      0.25%     0.12%             --          1.17%         (0.02)%      1.15%
EQ/UBS Growth and Income*                   0.75%      0.25%     0.16%             --          1.16%         (0.11)%      1.05%
EQ/Van Kampen Comstock                      0.65%      0.25%     0.19%             --          1.09%         (0.09)%      1.00%
EQ/Van Kampen Emerging Markets Equity*      1.15%      0.25%     0.40%             --          1.80%          0.00%       1.80%
EQ/Van Kampen Mid Cap Growth                0.70%      0.25%     0.19%             --          1.14%         (0.09)%      1.05%
EQ/Wells Fargo Montgomery Small Cap         0.85%      0.25%     6.51%             --          7.61%         (6.33)%      1.28%
------------------------------------------------------------------------------------------------------------------------------------



* This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" earlier in this supplement for the option's former name.

------------------------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2004 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or  ------     -------
other expenses)(1)                                                                  0.55%      7.61%




(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2004 and for the underlying portfolios.

(2) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's Shareholders. See Footnote (6) for any expense limitation agreement information.

(3) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts.

(4) Other expenses shown are those incurred in 2004. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (6) for any expense limitation agreement information.

(5) The AXA Allocation variable investment options invest in corresponding portfolios of the AXA Premier VIP Trust. Each AXA Allocation portfolio in turn invests in shares of other portfolios of the EQ Advisors Trust and AXA Premier VIP Trust ("the underlying portfolios"). Amounts shown reflect each AXA Allocation portfolios's pro rata share of the fees and expenses of the various underlying portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocations as of 12/31/04. A "--" indicates that the listed portfolio does not invest in underlying portfolios, i.e., it is not an allocation portfolio.

(6) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective through April 30, 2006. Under these agreements AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual oper ating expenses do not exceed the operating expense limit determined for such Portfolio. See the prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of EQ Advisors Trust and AXA Premier VIP Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrange ments plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



     ----------------------------------------------------------------------
     Portfolio Name
     ----------------------------------------------------------------------
     AXA Moderate Allocation                                          1.17%
     ----------------------------------------------------------------------
     AXA Premier VIP Aggressive Equity                                0.93%
     ----------------------------------------------------------------------
     AXA Premier VIP Health Care                                      1.81%
     ----------------------------------------------------------------------
     AXA Premier VIP International Equity                             1.75%
     ----------------------------------------------------------------------
     AXA Premier VIP Large Cap Core Equity                            1.32%
     ----------------------------------------------------------------------
     AXA Premier VIP Large Cap Growth                                 1.30%
     ----------------------------------------------------------------------
     AXA Premier VIP Large Cap Value                                  1.21%
     ----------------------------------------------------------------------
     AXA Premier VIP Small/Mid Cap Growth                             1.50%
     ----------------------------------------------------------------------
     AXA Premier VIP Small/Mid Cap Value                              1.54%
     ----------------------------------------------------------------------
     AXA Premier VIP Technology                                       1.75%
     ----------------------------------------------------------------------
     EQ/Alliance Common Stock                                         0.68%
     ----------------------------------------------------------------------
     EQ/Alliance Growth and Income                                    0.80%
     ----------------------------------------------------------------------
     EQ/Alliance International                                        1.08%
     ----------------------------------------------------------------------
     EQ/Alliance Large Cap Growth                                     1.04%
     ----------------------------------------------------------------------
     EQ/Alliance Small Cap Growth                                     0.98%
     ----------------------------------------------------------------------
     EQ/Calvert Socially Responsible                                  1.00%
     ----------------------------------------------------------------------
     EQ/Capital Guardian Growth                                       0.67%
     ----------------------------------------------------------------------
     EQ/Capital Guardian International                                1.17%
     ----------------------------------------------------------------------
     EQ/Capital Guardian Research                                     0.90%
     ----------------------------------------------------------------------
     EQ/Capital Guardian U.S. Equity                                  0.93%
     ----------------------------------------------------------------------
     EQ/Evergreen Omega                                               0.57%
     ----------------------------------------------------------------------
     EQ/FI Mid Cap                                                    0.96%
     ----------------------------------------------------------------------
     EQ/FI Small/Mid Cap Value                                        1.05%
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     Portfolio Name
     ----------------------------------------------------------------------
     EQ/JP Morgan Value Opportunities                                 0.76%
     ----------------------------------------------------------------------
     EQ/Lazard Small Cap Value                                        0.86%
     ----------------------------------------------------------------------
     EQ/Marsico Focus                                                 1.12%
     ----------------------------------------------------------------------
     EQ/Mercury Basic Value Equity                                    0.86%
     ----------------------------------------------------------------------
     EQ/Mercury International Value                                   1.18%
     ----------------------------------------------------------------------
     EQ/MFS Emerging Growth Companies                                 0.91%
     ----------------------------------------------------------------------
     EQ/MFS Investors Trust                                           0.91%
     ----------------------------------------------------------------------
     EQ/Small Company Value                                           1.16%
     ----------------------------------------------------------------------
     EQ/TCW Equity                                                    1.14%
     ----------------------------------------------------------------------
     EQ/Van Kampen Emerging Markets Equity                            1.75%
     ----------------------------------------------------------------------
     EQ/Wells Fargo Montgomery Small Cap                              1.26%
     ----------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.


The example below shows the expenses that a hypothetical contract owner (who has elected the Guaranteed Minimum Income Benefit with the enhanced death benefit that provides for the greater of the 6% Roll-up or the Annual Ratchet to age 85 and Protection Plus(SM)) would pay in the situations illustrated. The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $1.70 per $10,000. Some of these features may not be available or may be different under your contract. Some of these charges may not be applicable under your contract.


The fixed maturity options, guaranteed interest option and the account for special dollar cost averaging are not covered by the fee table and examples. However, the annual administrative charge, the charge if you elect a Variable Immediate Annuity payout option, the charge for any optional benefits and the withdrawal charge do apply to the fixed maturity options, guaranteed interest option and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option. Some of these investment options and charges may not be applicable under your contract.


The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              If you surrender your contract at the end
                                                                                     of the applicable time period
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Name                                                          1 year           3 years          5 years         10 years
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                            $   1,212.65     $   2,052.72     $   2,425.90     $   4,443.89
AXA Conservative Allocation                                          $   1,200.05     $   2,016.00     $   2,363.21     $   4,336.31
AXA Conservative-Plus Allocation                                     $   1,193.75     $   1,997.60     $   2,331.74     $   4,282.02
AXA Moderate Allocation                                              $   1,181.99     $   1,963.19     $   2,272.78     $   4,179.75
AXA Moderate-Plus Allocation                                         $   1,206.35     $   2,034.37     $   2,394.60     $   4,390.27
AXA Premier VIP Aggressive Equity                                    $   1,151.75     $   1,874.33     $   2,119.84     $   3,911.23
AXA Premier VIP Core Bond                                            $   1,151.75     $   1,874.33     $   2,119.84     $   3,911.23
AXA Premier VIP Health Care                                          $   1,235.75     $   2,119.81     $   2,539.98     $   4,637.64
AXA Premier VIP High Yield                                           $   1,147.55     $   1,861.95     $   2,098.45     $   3,873.29
AXA Premier VIP International Equity                                 $   1,230.50     $   2,104.59     $   2,514.15     $   4,594.00
AXA Premier VIP Large Cap Core Equity                                $   1,195.85     $   2,003.73     $   2,342.24     $   4,300.15
AXA Premier VIP Large Cap Growth                                     $   1,189.55     $   1,985.32     $   2,310.72     $   4,245.63
AXA Premier VIP Large Cap Value                                      $   1,188.50     $   1,982.25     $   2,305.46     $   4,236.51
AXA Premier VIP Small/Mid Cap Growth                                 $   1,209.50     $   2,043.55     $   2,410.26     $   4,417.12
AXA Premier VIP Small/Mid Cap Value                                  $   1,209.50     $   2,043.55     $   2,410.26     $   4,417.12
AXA Premier VIP Technology                                           $   1,235.75     $   2,119.81     $   2,539.98     $   4,637.64
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                                             $   1,122.35     $   1,787.42     $   1,969.31     $   3,642.37
EQ/Alliance Growth and Income                                        $   1,131.80     $   1,815.41     $   2,017.90     $   3,729.64
EQ/Alliance Intermediate Government Securities                       $   1,126.55     $   1,799.87     $   1,990.93     $   3,681.25
EQ/Alliance International                                            $   1,157.00     $   1,889.80     $   2,146.53     $   3,958.42
EQ/Alliance Large Cap Growth*                                        $   1,167.50     $   1,920.68     $   2,199.74     $   4,052.08
EQ/Alliance Quality Bond                                             $   1,126.55     $   1,799.87     $   1,990.93     $   3,681.25
EQ/Alliance Small Cap Growth                                         $   1,152.80     $   1,877.43     $   2,125.19     $   3,920.69
EQ/Bear Stearns Small Company Growth*                                $   1,191.65     $   1,991.46     $   2,321.23     $   4,263.84
EQ/Bernstein Diversified Value                                       $   1,141.25     $   1,843.35     $   2,066.29     $   3,816.10
EQ/Boston Advisors Equity Income*                                    $   1,168.55     $   1,923.76     $   2,205.05     $   4,061.40
EQ/Calvert Socially Responsible                                      $   1,166.45     $   1,917.59     $   2,194.43     $   4,042.76
EQ/Capital Guardian Growth                                           $   1,145.45     $   1,855.75     $   2,087.74     $   3,854.27
EQ/Capital Guardian International                                    $   1,174.85     $   1,942.26     $   2,236.84     $   4,117.07
EQ/Capital Guardian Research                                         $   1,141.25     $   1,843.35     $   2,066.29     $   3,816.10
EQ/Capital Guardian U.S. Equity                                      $   1,141.25     $   1,843.35     $   2,066.29     $   3,816.10
EQ/Caywood-Scholl High Yield Bond                                    $   1,143.35     $   1,849.55     $   2,077.02     $   3,835.20
EQ/Equity 500 Index                                                  $   1,099.25     $   1,718.76     $   1,849.76     $   3,425.60
EQ/Evergreen Omega                                                   $   1,147.55     $   1,861.95     $   2,098.45     $   3,873.29
EQ/FI Mid Cap                                                        $   1,147.55     $   1,861.95     $   2,098.45     $   3,873.29
EQ/FI Small/Mid Cap Value                                            $   1,153.85     $   1,880.52     $   2,130.53     $   3,930.14
EQ/International Growth                                              $   1,180.10     $   1,957.65     $   2,263.28     $   4,163.20
EQ/J.P. Morgan Core Bond                                             $   1,120.25     $   1,781.19     $   1,958.49     $   3,622.86
EQ/JP Morgan Value Opportunities                                     $   1,141.25     $   1,843.35     $   2,066.29     $   3,816.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         If you annuitize at the end of the applicable time period
------------------------------------------------------------------------------------------------------------------------------------
                                                                        1 year           3 years          5 years         10 years
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                            $     773.15     $   1,633.25     $   2,512.10     $   4,793.89
AXA Conservative Allocation                                          $     760.55     $   1,596.61     $   2,453.01     $   4,686.31
AXA Conservative-Plus Allocation                                     $     754.25     $   1,578.25     $   2,423.35     $   4,632.02
AXA Moderate Allocation                                              $     742.49     $   1,543.91     $   2,367.77     $   4,529.75
AXA Moderate-Plus Allocation                                         $     766.85     $   1,614.94     $   2,482.59     $   4,740.27
AXA Premier VIP Aggressive Equity                                    $     712.25     $   1,455.25     $   2,223.61     $   4,261.23
AXA Premier VIP Core Bond                                            $     712.25     $   1,455.25     $   2,223.61     $   4,261.23
AXA Premier VIP Health Care                                          $     796.25     $   1,700.20     $   2,619.62     $   4,987.64
AXA Premier VIP High Yield                                           $     708.05     $   1,442.89     $   2,203.44     $   4,223.29
AXA Premier VIP International Equity                                 $     791.00     $   1,685.01     $   2,595.27     $   4,944.00
AXA Premier VIP Large Cap Core Equity                                $     756.35     $   1,584.37     $   2,433.25     $   4,650.15
AXA Premier VIP Large Cap Growth                                     $     750.05     $   1,566.00     $   2,403.53     $   4,595.63
AXA Premier VIP Large Cap Value                                      $     749.00     $   1,562.93     $   2,398.57     $   4,586.51
AXA Premier VIP Small/Mid Cap Growth                                 $     770.00     $   1,624.10     $   2,497.36     $   4,767.12
AXA Premier VIP Small/Mid Cap Value                                  $     770.00     $   1,624.10     $   2,497.36     $   4,767.12
AXA Premier VIP Technology                                           $     796.25     $   1,700.20     $   2,619.62     $   4,987.64
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                                             $     682.85     $   1,368.52     $   2,081.70     $   3,992.37
EQ/Alliance Growth and Income                                        $     692.30     $   1,396.45     $   2,127.50     $   4,079.64
EQ/Alliance Intermediate Government Securities                       $     687.05     $   1,380.94     $   2,102.08     $   4,031.25
EQ/Alliance International                                            $     717.50     $   1,470.68     $   2,248.77     $   4,308.42
EQ/Alliance Large Cap Growth*                                        $     728.00     $   1,501.50     $   2,298.92     $   4,402.08
EQ/Alliance Quality Bond                                             $     687.05     $   1,380.94     $   2,102.08     $   4,031.25
EQ/Alliance Small Cap Growth                                         $     713.30     $   1,458.33     $   2,228.64     $   4,270.69
EQ/Bear Stearns Small Company Growth*                                $     752.15     $   1,572.12     $   2,413.45     $   4,613.84
EQ/Bernstein Diversified Value                                       $     701.75     $   1,424.33     $   2,173.12     $   4,166.10
EQ/Boston Advisors Equity Income*                                    $     729.05     $   1,504.57     $   2,303.92     $   4,411.40
EQ/Calvert Socially Responsible                                      $     726.95     $   1,498.42     $   2,293.91     $   4,392.76
EQ/Capital Guardian Growth                                           $     705.95     $   1,436.71     $   2,193.34     $   4,204.27
EQ/Capital Guardian International                                    $     735.35     $   1,523.03     $   2,333.90     $   4,467.07
EQ/Capital Guardian Research                                         $     701.75     $   1,424.33     $   2,173.12     $   4,166.10
EQ/Capital Guardian U.S. Equity                                      $     701.75     $   1,424.33     $   2,173.12     $   4,166.10
EQ/Caywood-Scholl High Yield Bond                                    $     703.85     $   1,430.52     $   2,183.24     $   4,185.20
EQ/Equity 500 Index                                                  $     659.75     $   1,300.01     $   1,968.98     $   3,775.60
EQ/Evergreen Omega                                                   $     708.05     $   1,442.89     $   2,203.44     $   4,223.29
EQ/FI Mid Cap                                                        $     708.05     $   1,442.89     $   2,203.44     $   4,223.29
EQ/FI Small/Mid Cap Value                                            $     714.35     $   1,461.42     $   2,233.68     $   4,280.14
EQ/International Growth                                              $     740.60     $   1,538.39     $   2,358.82     $   4,513.20
EQ/J.P. Morgan Core Bond                                             $     680.75     $   1,362.30     $   2,071.49     $   3,972.86
EQ/JP Morgan Value Opportunities                                     $     701.75     $   1,424.33     $   2,173.12     $   4,166.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           If you do not surrender your contract at the end
                                                                                      of the applicable time period
------------------------------------------------------------------------------------------------------------------------------------
                                                                        1 year           3 years          5 years         10 years
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                            $     423.15     $   1,283.25     $   2,162.10     $   4,443.89
AXA Conservative Allocation                                          $     410.55     $   1,246.61     $   2,103.01     $   4,336.31
AXA Conservative-Plus Allocation                                     $     404.25     $   1,228.25     $   2,073.35     $   4,282.02
AXA Moderate Allocation                                              $     392.49     $   1,193.91     $   2,017.77     $   4,179.75
AXA Moderate-Plus Allocation                                         $     416.85     $   1,264.94     $   2,132.59     $   4,390.27
AXA Premier VIP Aggressive Equity                                    $     362.25     $   1,105.25     $   1,873.61     $   3,911.23
AXA Premier VIP Core Bond                                            $     362.25     $   1,105.25     $   1,873.61     $   3,911.23
AXA Premier VIP Health Care                                          $     446.25     $   1,350.20     $   2,269.62     $   4,637.64
AXA Premier VIP High Yield                                           $     358.05     $   1,092.89     $   1,853.44     $   3,873.29
AXA Premier VIP International Equity                                 $     441.00     $   1,335.01     $   2,245.27     $   4,594.00
AXA Premier VIP Large Cap Core Equity                                $     406.35     $   1,234.37     $   2,083.25     $   4,300.15
AXA Premier VIP Large Cap Growth                                     $     400.05     $   1,216.00     $   2,053.53     $   4,245.63
AXA Premier VIP Large Cap Value                                      $     399.00     $   1,212.93     $   2,048.57     $   4,236.51
AXA Premier VIP Small/Mid Cap Growth                                 $     420.00     $   1,274.10     $   2,147.36     $   4,417.12
AXA Premier VIP Small/Mid Cap Value                                  $     420.00     $   1,274.10     $   2,147.36     $   4,417.12
AXA Premier VIP Technology                                           $     446.25     $   1,350.20     $   2,269.62     $   4,637.64
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                                             $     332.85     $   1,018.52     $   1,731.70     $   3,642.37
EQ/Alliance Growth and Income                                        $     342.30     $   1,046.45     $   1,777.50     $   3,729.64
EQ/Alliance Intermediate Government Securities                       $     337.05     $   1,030.94     $   1,752.08     $   3,681.25
EQ/Alliance International                                            $     367.50     $   1,120.68     $   1,898.77     $   3,958.42
EQ/Alliance Large Cap Growth*                                        $     378.00     $   1,151.50     $   1,948.92     $   4,052.08
EQ/Alliance Quality Bond                                             $     337.05     $   1,030.94     $   1,752.08     $   3,681.25
EQ/Alliance Small Cap Growth                                         $     363.30     $   1,108.33     $   1,878.64     $   3,920.69
EQ/Bear Stearns Small Company Growth*                                $     402.15     $   1,222.12     $   2,063.45     $   4,263.84
EQ/Bernstein Diversified Value                                       $     351.75     $   1,074.33     $   1,823.12     $   3,816.10
EQ/Boston Advisors Equity Income*                                    $     379.05     $   1,154.57     $   1,953.92     $   4,061.40
EQ/Calvert Socially Responsible                                      $     376.95     $   1,148.42     $   1,943.91     $   4,042.76
EQ/Capital Guardian Growth                                           $     355.95     $   1,086.71     $   1,843.34     $   3,854.27
EQ/Capital Guardian International                                    $     385.35     $   1,173.03     $   1,983.90     $   4,117.07
EQ/Capital Guardian Research                                         $     351.75     $   1,074.33     $   1,823.12     $   3,816.10
EQ/Capital Guardian U.S. Equity                                      $     351.75     $   1,074.33     $   1,823.12     $   3,816.10
EQ/Caywood-Scholl High Yield Bond                                    $     353.85     $   1,080.52     $   1,833.24     $   3,835.20
EQ/Equity 500 Index                                                  $     309.75     $     950.01     $   1,618.98     $   3,425.60
EQ/Evergreen Omega                                                   $     358.05     $   1,092.89     $   1,853.44     $   3,873.29
EQ/FI Mid Cap                                                        $     358.05     $   1,092.89     $   1,853.44     $   3,873.29
EQ/FI Small/Mid Cap Value                                            $     364.35     $   1,111.42     $   1,883.68     $   3,930.14
EQ/International Growth                                              $     390.60     $   1,188.39     $   2,008.82     $   4,163.20
EQ/J.P. Morgan Core Bond                                             $     330.75     $   1,012.30     $   1,721.49     $   3,622.86
EQ/JP Morgan Value Opportunities                                     $     351.75     $   1,074.33     $   1,823.12     $   3,816.10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                              If you surrender your contract at the end
                                                                                     of the applicable time period
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Name                                                          1 year           3 years          5 years         10 years
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                                            $   1,170.65     $   1,929.93     $   2,215.65     $   4,079.99
EQ/Lazard Small Cap Value                                            $   1,151.75     $   1,874.33     $   2,119.84     $   3,911.23
EQ/Long Term Bond                                                    $   1,146.50     $   1,858.85     $   2,093.10     $   3,863.79
EQ/Lord Abbett Growth and Income                                     $   1,155.95     $   1,886.71     $   2,141.20     $   3,949.00
EQ/Lord Abbett Large Cap Core                                        $   1,155.95     $   1,886.71     $   2,141.20     $   3,949.00
EQ/Lord Abbett Mid Cap Value                                         $   1,161.20     $   1,902.16     $   2,167.84     $   3,996.00
EQ/Marsico Focus                                                     $   1,166.45     $   1,917.59     $   2,194.43     $   4,042.76
EQ/Mercury Basic Value Equity                                        $   1,133.90     $   1,821.62     $   2,028.67     $   3,748.92
EQ/Mercury International Value                                       $   1,172.75     $   1,936.10     $   2,226.25     $   4,098.55
EQ/Mergers and Acquisitions                                          $   1,289.30     $   2,274.10     $   2,800.25     $   5,069.90
EQ/MFS Emerging Growth Companies                                     $   1,142.30     $   1,846.45     $   2,071.66     $   3,825.66
EQ/MFS Investors Trust                                               $   1,141.25     $   1,843.35     $   2,066.29     $   3,816.10
EQ/Money Market                                                      $   1,108.70     $   1,746.89     $   1,898.80     $   3,514.87
EQ/Montag & Caldwell Growth*                                         $   1,159.10     $   1,895.98     $   2,157.19     $   3,977.23
EQ/PIMCO Real Return                                                 $   1,146.50     $   1,858.85     $   2,093.10     $   3,863.79
EQ/Short Duration Bond                                               $   1,169.60     $   1,926.85     $   2,210.35     $   4,070.70
EQ/Small Company Index                                               $   1,107.65     $   1,743.76     $   1,893.36     $   3,504.99
EQ/Small Company Value*                                              $   1,164.35     $   1,911.42     $   2,183.80     $   4,024.09
EQ/TCW Equity*                                                       $   1,164.35     $   1,911.42     $   2,183.80     $   4,024.09
EQ/UBS Growth and Income*                                            $   1,163.30     $   1,908.33     $   2,178.48     $   4,014.74
EQ/Van Kampen Comstock                                               $   1,155.95     $   1,886.71     $   2,141.20     $   3,949.00
EQ/Van Kampen Emerging Markets Equity*                               $   1,230.50     $   2,104.59     $   2,514.15     $   4,594.00
EQ/Van Kampen Mid Cap Growth                                         $   1,161.20     $   1,902.16     $   2,167.84     $   3,996.00
EQ/Wells Fargo Montgomery Small Cap                                  $   1,840.55     $   3,765.44     $   5,160.24     $   8,364.52
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         If you annuitize at the end of the applicable time period
------------------------------------------------------------------------------------------------------------------------------------
                                                                        1 year           3 years          5 years         10 years
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                                            $     731.15     $   1,510.73     $   2,313.92     $   4,429.99
EQ/Lazard Small Cap Value                                            $     712.25     $   1,455.25     $   2,223.61     $   4,261.23
EQ/Long Term Bond                                                    $     707.00     $   1,439.80     $   2,198.39     $   4,213.79
EQ/Lord Abbett Growth and Income                                     $     716.45     $   1,467.59     $   2,243.74     $   4,299.00
EQ/Lord Abbett Large Cap Core                                        $     716.45     $   1,467.59     $   2,243.74     $   4,299.00
EQ/Lord Abbett Mid Cap Value                                         $     721.70     $   1,483.01     $   2,268.85     $   4,346.00
EQ/Marsico Focus                                                     $     726.95     $   1,498.42     $   2,293.91     $   4,392.76
EQ/Mercury Basic Value Equity                                        $     694.40     $   1,402.65     $   2,137.65     $   4,098.92
EQ/Mercury International Value                                       $     733.25     $   1,516.88     $   2,323.92     $   4,448.55
EQ/Mergers and Acquisitions                                          $     849.80     $   1,854.16     $   2,864.89     $   5,419.90
EQ/MFS Emerging Growth Companies                                     $     702.80     $   1,427.43     $   2,178.18     $   4,175.66
EQ/MFS Investors Trust                                               $     701.75     $   1,424.33     $   2,173.12     $   4,166.10
EQ/Money Market                                                      $     669.20     $   1,328.07     $   2,015.22     $   3,864.87
EQ/Montag & Caldwell Growth*                                         $     719.60     $   1,476.85     $   2,258.81     $   4,327.23
EQ/PIMCO Real Return                                                 $     707.00     $   1,439.80     $   2,198.39     $   4,213.79
EQ/Short Duration Bond                                               $     730.10     $   1,507.65     $   2,308.93     $   4,420.70
EQ/Small Company Index                                               $     668.15     $   1,324.96     $   2,010.09     $   3,854.99
EQ/Small Company Value*                                              $     724.85     $   1,492.26     $   2,283.90     $   4,374.09
EQ/TCW Equity*                                                       $     724.85     $   1,492.26     $   2,283.90     $   4,374.09
EQ/UBS Growth and Income*                                            $     723.80     $   1,489.18     $   2,278.89     $   4,364.74
EQ/Van Kampen Comstock                                               $     716.45     $   1,467.59     $   2,243.74     $   4,299.00
EQ/Van Kampen Emerging Markets Equity*                               $     791.00     $   1,685.01     $   2,595.27     $   4,944.00
EQ/Van Kampen Mid Cap Growth                                         $     721.70     $   1,483.01     $   2,268.85     $   4,346.00
EQ/Wells Fargo Montgomery Small Cap                                  $   1,401.05     $   3,342.17     $   5,086.82     $   8,714.52
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           If you do not surrender your contract at the end
                                                                                      of the applicable time period
------------------------------------------------------------------------------------------------------------------------------------
                                                                        1 year           3 years          5 years         10 years
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                                            $     381.15     $   1,160.73     $   1,963.92     $   4,079.99
EQ/Lazard Small Cap Value                                            $     362.25     $   1,105.25     $   1,873.61     $   3,911.23
EQ/Long Term Bond                                                    $     357.00     $   1,089.80     $   1,848.39     $   3,863.79
EQ/Lord Abbett Growth and Income                                     $     366.45     $   1,117.59     $   1,893.74     $   3,949.00
EQ/Lord Abbett Large Cap Core                                        $     366.45     $   1,117.59     $   1,893.74     $   3,949.00
EQ/Lord Abbett Mid Cap Value                                         $     371.70     $   1,133.01     $   1,918.85     $   3,996.00
EQ/Marsico Focus                                                     $     376.95     $   1,148.42     $   1,943.91     $   4,042.76
EQ/Mercury Basic Value Equity                                        $     344.40     $   1,052.65     $   1,787.65     $   3,748.92
EQ/Mercury International Value                                       $     383.25     $   1,166.88     $   1,973.92     $   4,098.55
EQ/Mergers and Acquisitions                                          $     499.80     $   1,504.16     $   2,514.89     $   5,069.90
EQ/MFS Emerging Growth Companies                                     $     352.80     $   1,077.43     $   1,828.18     $   3,825.66
EQ/MFS Investors Trust                                               $     351.75     $   1,074.33     $   1,823.12     $   3,816.10
EQ/Money Market                                                      $     319.20     $     978.07     $   1,665.22     $   3,514.87
EQ/Montag & Caldwell Growth*                                         $     369.60     $   1,126.85     $   1,908.81     $   3,977.23
EQ/PIMCO Real Return                                                 $     357.00     $   1,089.80     $   1,848.39     $   3,863.79
EQ/Short Duration Bond                                               $     380.10     $   1,157.65     $   1,958.93     $   4,070.70
EQ/Small Company Index                                               $     318.15     $     974.96     $   1,660.09     $   3,504.99
EQ/Small Company Value*                                              $     374.85     $   1,142.26     $   1,933.90     $   4,024.09
EQ/TCW Equity*                                                       $     374.85     $   1,142.26     $   1,933.90     $   4,024.09
EQ/UBS Growth and Income*                                            $     373.80     $   1,139.18     $   1,928.89     $   4,014.74
EQ/Van Kampen Comstock                                               $     366.45     $   1,117.59     $   1,893.74     $   3,949.00
EQ/Van Kampen Emerging Markets Equity*                               $     441.00     $   1,335.01     $   2,245.27     $   4,594.00
EQ/Van Kampen Mid Cap Growth                                         $     371.70     $   1,133.01     $   1,918.85     $   3,996.00
EQ/Wells Fargo Montgomery Small Cap                                  $   1,051.05     $   2,992.17     $   4,736.82     $   8,364.52
------------------------------------------------------------------------------------------------------------------------------------



* This is the option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" earlier in this Supplement for the option's former name.

(5) IMPORTANT INFORMATION ABOUT YOUR GUARANTEED BENEFITS

For purposes of calculating any applicable guaranteed minimum death benefit or guaranteed minimum income benefit (if elected) that rolls-up at a specified rate, the EQ/PIMCO Real Return and the EQ/Short Duration Bond join EQ/Money Market, EQ/Alliance Intermediate Government Securities, and the Fixed Maturity Options (FMOs) as investment options for which the benefit base rolls up at 3%. In some early Accumulator(R) Series, this group of funds rolls up at 4% and certain additional variable investment options roll up at 3%. All other investment options continue to roll up at 5% or, as provided by your Accumulator(R) Series contract 6% (4% roll up for "Greater of" Guaranteed minimum death benefit elections in the state of Washington.) For more information about these benefits, please see "Contract features and benefits" in your Prospectus or your contract, or consult with your financial professional.


(6) TAX INFORMATION


REQUIRED MINIMUM DISTRIBUTIONS


Certain provisions of Treasury Regulations will require, beginning in 2006, that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing.


(7) UPDATED INFORMATION ON AXA EQUITABLE

We are AXA Equitable Life Insurance Company ("AXA Equitable") (previously, "The Equitable Life Assurance Society of the United States"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is a subsidiary of AXA Financial, Inc. AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $598 billion in assets as of December 31, 2004. For over 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.


(8) DISRUPTIVE TRANSFER ACTIVITY

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed for programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

The AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts") have adopted policies and procedures designed to discourage disruptive transfers by contract owners investing in the portfolios of the affiliated trusts. The affiliated trusts discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. As a general matter, the affiliated trusts reserve the right to refuse or limit any purchase or exchange order by a particular investor (or group of related investors) if the transaction is deemed harmful to the portfolio's other investors or would disrupt the management of the portfolio. The affiliated trusts monitor aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. When a contract owner is identified as having engaged in a potentially disruptive transfer for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or the affiliated trusts may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

We may also offer investment options with underlying portfolios that are not part of the AXA Premier VIP Trust or EQ Advisors Trust (the "unaffiliated trusts"). Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which may be different than those applied by the affiliated trusts. In most cases, the unaffiliated trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectus for the underlying trust for information regarding the policies and procedures, if any, employed by that trust and any associated risks of investing in that trust. If an unaffiliated trust advises us that there may be disruptive transfer activity from our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. If the underlying trust determines that the trading activity of a particular contract owner is disruptive, we will take action to limit the disruptive trading activity of that contract owner as described above.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/ participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential affects of frequent transfer activity are discussed above.


(9) WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS


We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgment of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgment of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgment of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of our customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.


(10) CERTAIN INFORMATION ABOUT OUR BUSINESS DAY


Our business day, generally, is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions. Our business day generally ends at 4:00 p.m. Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents, and transmits your order to us in accordance with our processing procedures. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4 p.m., Eastern Time.

For more information, including additional instances when a different date may apply to your contributions, please see "More Information" in your prospectus.


(11) LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account Nos. 45 and 49, respectively, nor would any of these proceedings be likely to have a material adverse effect upon either Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

(12) DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account Nos. 45 and 49, respectively. The offering of the contracts is intended to be continuous.

AXA Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of AXA Equitable, and AXA Distributors, an indirect wholly owned subsidiary of AXA Equitable, are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD"). Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable annuity products. AXA Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"). Like AXA Distributors, EDI was owned by Equitable Holdings, LLC.

The contracts are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). Affiliated broker-dealers include MONY Securities Corporation ("MSC")* and Advest, Inc. The Distributors, MSC and Advest are all under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, broker-dealers receiving sales compensation will pay all or a portion of it to its individual financial representatives (or to its Selling broker-dealers) as commissions related to the sale of contracts.

Sales compensation paid to AXA Advisors will generally not exceed 8.5% of the total contributions made under the contracts. AXA Advisors, in turn, may pay its financial professionals (or Selling broker-dealers) either a portion of the contribution-based compensation or a reduced portion of the contribution-based compensation in combination with ongoing annual compensation ("asset-based compensation") up to 1.20% of the account value of the contract sold, based on the financial professional's choice. Contribution-based compensation, when combined with asset-based compensation, could exceed 8.5% of the total contributions made under the contracts.

Sales compensation paid to AXA Distributors will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, at the direction of a Selling broker-dealer, may elect to receive reduced contribution-based compensation in combination with asset-based compensation of up to 1.25% of the account value of all or a portion of the contracts sold through the broker-dealer. Contribution-based compensation, when combined with asset-based compensation, could exceed 7.50% of the total contributions made under the contracts. The sales compensation we pay varies among broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.


----------

* On or about June 6, 2005, MSC financial professionals are expected to become financial professionals of AXA Advisors. From that date forward, former MSC financial professionals will be compensated by AXA Advisors, and the Distributors will replace MSC as the principal underwriters of its affiliated produc

The Distributors may also pay certain affiliated and/or unaffiliated broker-dealers and other financial intermediaries additional compensation for certain services in recognition of certain expenses that may be incurred by them or on their behalf (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Accumulator(R) products on a company product list; sales personnel training; due diligence and related costs; marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a broker-dealer. We may also make fixed payments to broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of our products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of our products, we may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). These types of payments are made out of the Distributors' assets. Not all Selling broker-dealers receive additional compensation. For more information about any such arrangements, ask your financial professional.

The Distributors will receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors may also receive other payments from the portfolio advisers and/or their affiliates for administrative costs, as well as payments for sales meetings and/or seminar sponsorships.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." Other forms of compensation financial professionals may receive include health and retirement benefits. In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of our products. However, under applicable rules of the NASD, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products may qualify, under sales incentive programs, to receive non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in our products, any compensation paid will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable NASD rules and other laws and regulations.


(13) CONDENSED FINANCIAL INFORMATION

The following table sets forth the unit values and number of units outstanding at the year end for each variable investment option, except those options offered for the first time after December 31, 2004. The table shows unit values based on the lowest and highest charges that would apply to any contract or investment option to which this supplement relates, including the lowest and highest charges that would apply to the underlying portfolios. Therefore, if your contract has different charges or features than those assumed, your unit values will be different than those shown. Please refer to the SAI for a complete presentation of the unit values and units outstanding. The table also shows the total number of units outstanding for all contracts to which this supplement relates.

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 45 with the same daily asset charges of 1.15%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------------------
                                                                   For the years ending December 31,
                                                            ----------------------------------------------
                                                                2004        2003        2002        2001
----------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.64          --          --          --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          64          --          --          --
----------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.31          --          --          --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          98          --          --          --
----------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.41          --          --          --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          54          --          --          --
----------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation--Class A
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 48.21     $ 44.75     $ 37.91     $ 43.83
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         778         909       1,013         387
----------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 45.97     $ 42.78     $ 36.32     $ 42.10
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,106       1,263       1,386         736
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity--Class A
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 57.16     $ 51.45     $ 37.75     $ 53.56
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         320         387         453         576
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 55.99     $ 50.53     $ 37.17     $ 52.87
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         272         297         327         399
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.26     $ 10.97     $ 10.69          --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         551         570         493          --
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care --Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.11     $ 10.02     $  7.91          --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         231         234         160          --
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield--Class A
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 31.20     $ 28.97     $ 23.85     $ 24.80
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         132         131          93         104
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 30.56     $ 28.44     $ 23.48     $ 24.47
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         548         583         592         707
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.11     $ 10.39     $  7.82          --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         243         212         129          --
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.52     $  9.70     $  7.66          --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         131         133          88          --
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.26     $  8.78     $  6.80          --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         281         251         164          --
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value--Class B
----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.61     $ 10.27     $  7.92          --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         259         232         205          --
----------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                                      For the years ending December 31,
                                                            -------------------------------------------------------
                                                                2000        1999        1998        1997      1996
-------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation--Class A
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity--Class A
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 72.23     $ 84.11     $ 71.60     $ 72.23     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         705         854        1101        1261     --
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 71.48     $ 83.44     $ 71.21     $ 72.00     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         478         561         680         369     --
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care --Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield--Class A
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 24.85     $ 27.52     $ 28.81     $ 30.73     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          71          99         173          98     --
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 24.59     $ 27.30     $ 28.65     $ 30.63     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         796       1,064       1,451         505     --
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



-------------------------------------------------------------------------------------------------------
                                                                  For the years ending December 31,
                                                            -------------------------------------------
                                                                2004       2003       2002        2001
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth--Class B
-------------------------------------------------------------------------------------------------------
  Unit value                                                $   9.51   $   8.61   $   6.21           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        333        384        214           --
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value--Class B
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  11.69   $  10.26   $   7.38           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        447        402        250           --
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology--Class B
-------------------------------------------------------------------------------------------------------
  Unit value                                                $   9.18   $   8.84   $   5.67           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        537        207         44           --
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock--Class A
-------------------------------------------------------------------------------------------------------
  Unit value                                                $ 257.37   $ 227.59   $ 153.56     $ 232.44
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        407        498        560          748
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock--Class B
-------------------------------------------------------------------------------------------------------
  Unit value                                                $ 252.09   $ 223.47   $ 151.16     $ 229.38
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        552        639        698          875
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income--Class A
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  29.50   $  26.48   $  20.49     $  26.26
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,692      2,039      2,361        2,922
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income--Class B
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  28.94   $  26.04   $  20.20     $  25.96
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      2,261      2,666      3,020        3,602
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities--Class A
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  19.55   $  19.35   $  19.12     $  17.76
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        354        460      1,043          641
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities--Class B
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  19.17   $  19.03   $  18.85     $  17.56
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        766        998      1,296        1,054
-------------------------------------------------------------------------------------------------------
 EQ/Alliance International--Class A
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  13.84   $  11.82   $   8.83     $   9.91
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,509      1,843      1,978          816
-------------------------------------------------------------------------------------------------------
 EQ/Alliance International--Class B
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  13.56   $  11.61   $   8.69     $   9.77
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,359      1,568      1,624          390
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                $   6.36   $   5.93   $   4.87     $   7.16
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,269      1,663      1,968        2,839
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond-- Class B
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  16.26   $  15.86   $  15.49           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        275        292        240           --
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth--Class A
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.89   $  14.06   $  10.07     $  14.57
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        358        402        428          497
-------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth--Class B
-------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.60   $  13.85   $   9.94     $  14.41
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1361      1,510      1,604        1,800
-------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth--Class B
-------------------------------------------------------------------------------------------------------
  Unit value                                                $   7.72         --         --           --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         13         --         --           --
-------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                                                        For the years ending December 31,
                                                            -----------------------------------------------------------
                                                                 2000         1999         1998         1997      1996
-----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth--Class B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --     --
-----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value--Class B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --     --
-----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology--Class B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock--Class A
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 262.80     $ 309.23     $ 249.88     $ 195.37     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          893          993         1079         1114     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock--Class B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 260.00     $ 306.70     $ 248.45     $ 194.74     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          988         1066         1101          519     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income--Class A
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  26.92     $  24.99     $  21.30     $  17.83     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        3,126        3,318         3481        3,433     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income--Class B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  26.67     $  24.82     $  21.22     $  17.80     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        3,709        3,857         3845        1,829     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities--Class A
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.62     $  15.40     $  15.55     $  14.60     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          360          451          524          413     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities--Class B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.46     $  15.30     $  15.49     $  14.58     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          735          871        1,079          345     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance International--Class A
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  13.00     $  17.08     $  12.54     $  11.48     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          941          855        1,001        1,151     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance International--Class B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  12.89     $  16.97     $  12.49     $  11.46     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          438          414          438          285     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $   9.53     $  11.81           --           --     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        3,046        1,792           --           --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond-- Class B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth--Class A
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.95     $  15.04     $  11.90     $  12.57     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          487          192          314          208     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth--Class B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.81     $  14.96     $  11.86     $  12.55     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        1,985        1,762        2,306        1,084     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth--Class B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --     --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --     --
-----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



---------------------------------------------------------------------------------------------------------
                                                                   For the years ending December 31,
                                                            ---------------------------------------------
                                                                2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.61     $ 13.03     $ 10.24     $ 12.00
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,543       2,775       2,810       2,882
---------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $  5.73          --          --          --
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          50          --          --          --
---------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.21     $  8.01     $  6.34     $  8.72
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          19          10           3          --
---------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.12     $ 11.62     $  9.48          --
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          15          14          11          --
---------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.81     $  9.62     $  7.34          --
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         209         144          56          --
---------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.44     $ 10.43     $  8.02     $ 10.78
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,468       1,625       1,727          80
---------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.22     $ 10.39     $  7.70     $ 10.21
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         543         562         346          98
---------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 26.20     $ 24.04     $ 19.03     $ 24.80
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         858         994       1,017       1,094
---------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.43     $  7.97     $  5.83     $  7.76
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         225         198          84          52
---------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.24     $  9.80     $  6.90     $  8.56
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         697         677         427         292
---------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.63     $ 12.56     $  9.53     $ 11.31
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,058       2,302       2,470       2,317
---------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.04     $ 13.64     $ 13.35          --
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         621         618         623          --
---------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.40     $ 12.23     $  9.76     $ 12.19
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         946       1,120       1,280       1,543
---------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $  6.08     $  5.48     $  4.41     $  6.40
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         188         187         253         295
---------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.86     $ 14.57     $ 10.73          --
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         526         495         384          --
---------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.05     $ 12.86     $  9.92     $ 11.35
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         693         778         439          29
---------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                                      For the years ending December 31,
                                                             ------------------------------------------------------
                                                               2000        1999        1998        1997      1996
-------------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.13     $ 10.63          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          57          20          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.54     $ 10.29          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          39           8          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 28.57     $ 32.04     $ 26.99     $ 21.38     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,206          11          14           5     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.47     $ 10.84          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          59          44          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.00          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          43          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.00     $ 10.58     $ 10.52     $ 11.82     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,758       2,259       2,984       2,096     --
-------------------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.24     $ 12.54     $ 12.86     $ 11.53     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,692       2,198       2,347       1,230     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth--Class B
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.40          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          78          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --     --
-------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



---------------------------------------------------------------------------------------------------------
                                                                   For the years ending December 31,
                                                            ---------------------------------------------
                                                                2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 20.27     $ 18.55     $ 14.30     $ 17.36
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,843       2,009       2,129       2,223
---------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 17.16     $ 14.27     $ 11.27          --
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         779         839         956          --
---------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.40     $ 12.04     $  9.42     $ 14.51
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,570       1,952       2,239       3,104
---------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.09     $  8.25     $  6.84     $  8.76
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          98         107          99          84
---------------------------------------------------------------------------------------------------------
 EQ/Money Market--Class A
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 30.08     $ 30.12     $ 30.22     $ 30.12
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         344         444         863         954
---------------------------------------------------------------------------------------------------------
 EQ/Money Market--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 29.55     $ 29.66     $ 29.84     $ 29.82
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         566         711       1,022         965
---------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $  4.49          --          --          --
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
---------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.56     $ 12.51     $  8.68     $ 11.10
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         499         427         297         320
---------------------------------------------------------------------------------------------------------
 EQ/Small Company Value--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 23.56          --          --          --
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          20          --          --          --
---------------------------------------------------------------------------------------------------------
 EQ/TCW Equity--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 17.57          --          --          --
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
---------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $  5.23          --          --          --
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
---------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity--Class B
---------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.80     $  8.84     $  5.73     $  6.16
---------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         876         859         894         812
---------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                                             ---------------------------------------------------------
                                                                2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.64     $ 15.06     $ 12.81     $ 11.61          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,946       2,162       2,127         849          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value--Class B
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies--Class B
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 22.25     $ 27.74     $ 16.16     $ 12.15          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,748       3,430       2,619         982          --
----------------------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust--Class B
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.55     $ 10.75          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          75          73          --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Money Market--Class A
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 29.34     $ 27.94     $ 26.92     $ 25.85     $ 24.81
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         817       1,201         839         928       1,302
----------------------------------------------------------------------------------------------------------------------
 EQ/Money Market--Class B
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 29.13     $ 27.80     $ 26.85     $ 25.85          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         851       1,548       1,193         794          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.01     $ 11.52     $  9.66          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         303         334         244          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Value--Class B
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/TCW Equity--Class B
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income--Class B
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity--Class B
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  6.57     $ 11.09     $  5.73     $  7.95          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         908         795         567         282          --
----------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 45 and 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------
                                                            For the years ending December 31,
                                                            ----------------------------------
                                                                 2004        2003        2002
----------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.72     $ 10.66          --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          13          --          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         656          32          --
----------------------------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.74     $ 10.30          --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           5          --          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         281           1          --
----------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.02     $ 10.41          --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         414          84          --
----------------------------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 41.36     $ 38.70     $ 33.05
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           8           9          13
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         893         383          86
----------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.71     $ 10.66          --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,788          46          --
----------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 50.38     $ 45.72     $ 33.82
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           2           2           2
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          28          10           4
----------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.07     $ 10.84     $ 10.63
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          11          19          23
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,424       1,202         628
----------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.93     $  9.91     $  7.87
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          10          11           7
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         284         143          57
----------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 27.64     $ 25.87     $ 21.48
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          14          20          21
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         771         557         125
----------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.90     $ 10.27     $  7.78
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           1           1          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         806         360         135
----------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
----------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.34     $  9.59     $  7.61
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           3           3           3
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         272         238         104
----------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
----------------------------------------------------------------------------------------------
  Unit value                                                  $  9.10     $  8.68     $  6.76
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          27          27          21
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         876         792         408
----------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------
                                                                   For the years ending
                                                                       December 31,
                                                            ----------------------------------
                                                                 2004        2003        2002
----------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
----------------------------------------------------------------------------------------------
  Unit value                                                 $  11.42    $  10.15   $   7.88
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          45          45         36
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,242         726        316
----------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
----------------------------------------------------------------------------------------------
  Unit value                                                 $   9.35    $   8.52   $   6.18
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           6           8          8
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,055         731        292
----------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
----------------------------------------------------------------------------------------------
  Unit value                                                 $  11.49    $  10.15   $   7.34
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          29          30         23
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,011         560        206
----------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
----------------------------------------------------------------------------------------------
  Unit value                                                 $   9.02    $   8.74   $   5.64
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          15          14         10
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         306          98         14
----------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 214.55    $ 191.26   $ 130.09
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           3           4          6
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          64          29          9
----------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
----------------------------------------------------------------------------------------------
  Unit value                                                 $  27.18    $  24.60   $  19.19
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          32          39         43
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         549         371        133
----------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
----------------------------------------------------------------------------------------------
  Unit value                                                 $  17.76    $  17.72   $  17.65
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          67          84        146
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         416         458        259
----------------------------------------------------------------------------------------------
 EQ/Alliance International
----------------------------------------------------------------------------------------------
  Unit value                                                 $  12.84    $  11.05   $   8.32
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          13          20         20
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         649         530        142
----------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
----------------------------------------------------------------------------------------------
  Unit value                                                 $   6.16    $   5.78   $   4.77
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          17          24         22
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         981         856        341
----------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
----------------------------------------------------------------------------------------------
  Unit value                                                 $  15.27    $  14.97   $  14.71
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          17          14         17
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         555         512        198
----------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
----------------------------------------------------------------------------------------------
  Unit value                                                 $  14.95    $  13.34   $   9.63
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          20          25         28
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         312         478        121
----------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
----------------------------------------------------------------------------------------------
  Unit value                                                 $   7.46          --         --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          59          --         --
----------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
----------------------------------------------------------------------------------------------
  Unit value                                                 $  14.06    $  12.60   $   9.96
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          49          54         60
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,169       1,481        530
----------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------
                                                                 For the years ending
                                                                     December 31,
                                                            ------------------------------
                                                                2004      2003       2002
------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------
  Unit value                                                $  5.54        --         --
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --        --         --
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        15        --         --
------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------
  Unit value                                                $  7.96   $  7.82    $  6.22
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         1         1         --
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       204       249         42
------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------
  Unit value                                                $ 11.62   $ 11.20    $  9.19
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --        --         --
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       160       164         40
------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
------------------------------------------------------------------------------------------
  Unit value                                                $ 10.47   $  9.38    $  7.19
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --        --         --
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     1,926     1,026        282
------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------
  Unit value                                                $ 11.08   $ 10.16    $  7.86
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         1        --         --
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     1,200       776        200
------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
------------------------------------------------------------------------------------------
  Unit value                                                $ 10.87   $ 10.12    $  7.55
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        14        16         10
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     2,037     1,222        345
------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------
  Unit value                                                $ 24.66   $ 22.76    $ 18.11
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        13        16         10
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     1,386     1,074        399
------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------
  Unit value                                                $  8.15   $  7.75    $  5.70
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         1         2          4
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       377       218         32
------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------
  Unit value                                                $ 10.97   $  9.62    $  6.81
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        38        41         39
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     1,391       883        285
------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
------------------------------------------------------------------------------------------
  Unit value                                                $ 14.02   $ 12.10    $  9.24
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        26        31         36
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     1,007       636        237
------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
------------------------------------------------------------------------------------------
  Unit value                                                $ 13.50   $ 13.20    $ 12.99
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         8         7          9
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     1,343     1,175        441
------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
------------------------------------------------------------------------------------------
  Unit value                                                $ 12.84   $ 11.78    $  9.45
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        11        16         13
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       370       307        128
------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
------------------------------------------------------------------------------------------
  Unit value                                                $  5.93   $  5.38    $  4.35
------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        25        27         24
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        70       561        192
------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



---------------------------------------------------------------------------------------------
                                                            For the years ending December 31,
---------------------------------------------------------------------------------------------
                                                                 2004        2003        2002
---------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.22     $ 14.09     $ 10.43
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           5           7           8
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         884         641         270
---------------------------------------------------------------------------------------------
 EQ/Marsico Focus
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.79     $ 12.69     $  9.85
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          11          16           8
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,938       1,510         386
---------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 19.43     $ 17.87     $ 13.86
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          21          25          32
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         802         502         184
---------------------------------------------------------------------------------------------
 EQ/Mercury International Value
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.44     $ 13.75     $ 10.92
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           3           6           4
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         522         441         161
---------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.84     $ 11.60     $  9.12
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           2           5           7
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         149          93          38
---------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
---------------------------------------------------------------------------------------------
  Unit value                                                  $  8.79     $  8.03     $  6.69
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         610         598         229
---------------------------------------------------------------------------------------------
 EQ/Money Market
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 25.92     $ 26.17     $ 26.47
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          15          37          57
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         349         434         630
---------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
---------------------------------------------------------------------------------------------
  Unit value                                                  $  4.34          --          --
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          22          --          --
---------------------------------------------------------------------------------------------
 EQ/Small Company Index
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.00     $ 12.10     $  8.44
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          11          10           8
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         575         449         122
---------------------------------------------------------------------------------------------
 EQ/Small Company Value
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 21.50          --          --
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           9          --          --
---------------------------------------------------------------------------------------------
 EQ/TCW Equity
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.03          --          --
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           6          --          --
---------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
---------------------------------------------------------------------------------------------
  Unit value                                                  $  5.05          --          --
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --
---------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
---------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.37     $  8.53     $  5.56
---------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --           6           6
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         609         457          69
---------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



-------------------------------------------------------------------------------------------
                                                                 For the years ending
                                                                     December 31,
-------------------------------------------------------------------------------------------
                                                                 2004       2003      2002
-------------------------------------------------------------------------------------------
 EQ/Wells Fargo Montgomery Small Cap
-------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.36      --        --
-------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           1      --        --
-------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 49 with the same daily asset charges of 0.95%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------------------------------------------
                                                                               For the years ending December 31,
                                                             -----------------------------------------------------------------------
                                                                 2004        2003          2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.66          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.33          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.43          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 47.77     $ 44.36       $ 37.59     $ 43.48          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           3           3            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.67          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 58.18     $ 52.40       $ 38.47     $ 54.60     $ 73.67     $ 85.83
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           1           1             1           1           1          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.33     $ 11.01       $ 10.71          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          24          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.18     $ 10.06       $  7.93          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 31.69     $ 29.44       $ 24.25     $ 25.23     $ 25.30     $ 28.03
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           6          11            12          13          13          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.18     $ 10.43       $  7.84          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           6           3            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.58     $  9.74       $  7.67          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          20           9            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.31     $  8.82       $  6.81          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.68     $ 10.31       $  7.94          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           1           1            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.57     $  8.65       $  6.22          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           5           3            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.76     $ 10.30       $  7.40          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           6           5            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.23     $  8.88       $  5.69          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          25          --            --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------------------------------------------
                                                                             For the years ending December 31,
                                                             -----------------------------------------------------------------------
                                                                 2004        2003         2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 267.26    $ 236.45     $ 159.61    $ 241.72    $ 273.42    $ 321.89
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)            2           2            2           2           2          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  29.60    $  26.59     $  20.58          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)            2           2            1          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  19.71    $  19.53     $  19.30          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)            4           7           10          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  13.83    $  11.81     $   8.82          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)            8           8           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $   6.43    $   5.99     $   4.91    $   7.20          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           71          93           89          79          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.64    $  16.19     $  15.78          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)            2           3           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  15.85    $  14.04     $  10.05    $  14.55          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           27          30           32          32          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $   7.82          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  14.82    $  13.19     $  10.35    $  12.09          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           40          38           38          34          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $   5.80          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)            1          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $   8.30    $   8.09     $   6.38    $   8.76          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  12.31          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)            5          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  10.93    $   9.71     $   7.40    $   8.79    $  11.22    $  14.00
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           41          39           35          34          28          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  11.57    $  10.53     $   8.08    $  10.83    $  11.16    $  10.64
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           53          66           69          26          18          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  11.35    $  10.48     $   7.76    $  10.26    $  10.58    $  10.31
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           31          34           25          21          15          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  26.78    $  24.53     $  19.37    $  25.20    $  28.97          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           11          10           10          11           6          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $   8.53    $   8.05     $   5.88    $   7.81          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --          --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------------------------------------------
                                                                             For the years ending December 31,
                                                             -----------------------------------------------------------------------
                                                                 2004       2003       2002       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.34    $  9.86    $  6.93    $  8.59     $ 10.01          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          29         34         29         19           3          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.86    $ 12.73    $  9.64    $ 11.41     $ 11.08          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          15         20         14         11          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.24    $ 13.81    $ 13.49    $ 12.43     $ 11.62     $ 10.53
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          26         36         44         46          34          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.61    $ 12.40    $  9.87    $ 12.31     $ 13.34     $ 12.61
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          15         18         20         18           4          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  6.13    $  5.52    $  4.43    $  6.41     $  8.41          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          24         28         22         24          10          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 17.10    $ 14.75    $ 10.84    $ 12.70     $ 10.89     $  9.28
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          16         17         18         15           9          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.14    $ 12.92    $  9.95    $ 11.36          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           5          3          2          1          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 20.59    $ 18.80    $ 14.47    $ 17.53          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           1          1                     1          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 17.42    $ 14.46    $ 11.70    $ 13.81     $ 17.77     $ 20.45
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          35         51         73         65          47          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.61    $ 12.20    $  9.53    $ 14.64     $ 22.48     $ 27.88
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          31         42         42         43          35          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.20    $  8.34    $  6.90    $  8.82     $ 10.59     $ 10.77
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           6          6          7          6           2          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 30.98    $ 31.04    $ 31.16    $ 31.08          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          26          2          6         13          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  4.54         --         --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --         --         --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.76    $ 12.67    $  8.97    $ 11.19     $ 11.07     $ 11.57
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          16         15         17         17          10          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 24.36         --         --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --         --         --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TCW Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 18.16         --         --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --         --         --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  5.29         --         --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --         --         --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------------------------------------
                                                                          For the years ending December 31,
                                                            ------------------------------------------------------------------
                                                                 2004       2003       2002       2001      2000     1999
------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.96     $ 8.95     $ 5.80     $ 6.22     --       --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          12         12         12          9     --       --
------------------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 49 with the same daily asset charges of 1.90%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



---------------------------------------------------------------------------------------
                                                For the years ending December 31,
                                          ---------------------------------------------
                                              2004        2003        2002        2001
---------------------------------------------------------------------------------------
 AXA Aggressive Allocation
---------------------------------------------------------------------------------------
  Unit value                               $ 10.56          --          --          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --
---------------------------------------------------------------------------------------
 AXA Conservative Allocation
---------------------------------------------------------------------------------------
  Unit value                               $ 10.24          --          --          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --
---------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
---------------------------------------------------------------------------------------
  Unit value                               $ 10.34          --          --          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --
---------------------------------------------------------------------------------------
 AXA Moderate Allocation
---------------------------------------------------------------------------------------
  Unit value                               $ 39.80     $ 37.31     $ 31.93     $ 37.29
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           13          11           7           4
---------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
---------------------------------------------------------------------------------------
  Unit value                               $ 10.58          --          --          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --
---------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
---------------------------------------------------------------------------------------
  Unit value                               $ 48.47     $ 44.08     $ 32.67     $ 46.83
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           12          --          --          --
---------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
---------------------------------------------------------------------------------------
  Unit value                               $ 11.01     $ 10.80     $ 10.61          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           20          18          13          --
---------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
---------------------------------------------------------------------------------------
  Unit value                               $ 10.86     $  9.87     $  7.85          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3           3           3          --
---------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
---------------------------------------------------------------------------------------
  Unit value                               $ 26.64     $ 24.99     $ 20.79     $ 21.83
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           16          11           7          --
---------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
---------------------------------------------------------------------------------------
  Unit value                               $ 11.83     $ 10.23     $  7.76          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)            9           6           7          --
---------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
---------------------------------------------------------------------------------------
  Unit value                               $ 10.28     $  9.55     $  7.60          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           15          15          17          --
---------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
---------------------------------------------------------------------------------------
  Unit value                               $  9.05     $  8.65     $  6.75          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           30          36          39          --
---------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
---------------------------------------------------------------------------------------
  Unit value                               $ 11.35     $ 10.11     $  7.86          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           29          28          30          --
---------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
---------------------------------------------------------------------------------------
  Unit value                               $  9.30     $  8.48     $  6.16          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           31          30          34          --
---------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
---------------------------------------------------------------------------------------
  Unit value                               $ 11.42     $ 10.11     $  7.33          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           26          23          25          --
---------------------------------------------------------------------------------------
 AXA Premier VIP Technology
---------------------------------------------------------------------------------------
  Unit value                               $  8.97     $  8.71     $  5.63          --
---------------------------------------------------------------------------------------
  Number of units outstanding (000's)           11           4           4          --
---------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------------
                                                           For the years ending December 31,
                                                   -------------------------------------------------
                                                       2004         2003         2002          2001
----------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
----------------------------------------------------------------------------------------------------
  Unit value                                        $ 202.28     $ 180.69     $ 123.15     $ 188.32
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      3            3            3            1
----------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
----------------------------------------------------------------------------------------------------
  Unit value                                        $  26.56     $  24.09     $  18.83           --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     11           11           10           --
----------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
----------------------------------------------------------------------------------------------------
  Unit value                                        $  17.27     $  17.27     $  17.23           --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      3            3            2           --
----------------------------------------------------------------------------------------------------
 EQ/Alliance International
----------------------------------------------------------------------------------------------------
  Unit value                                        $  12.59     $  10.86     $   8.19           --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     13           14           --           --
----------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
----------------------------------------------------------------------------------------------------
  Unit value                                        $   6.09     $   5.73     $   4.74     $   7.02
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     86          111          108           27
----------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
----------------------------------------------------------------------------------------------------
  Unit value                                        $  14.93     $  14.67     $  14.44           --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     24           25           28           --
----------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
----------------------------------------------------------------------------------------------------
  Unit value                                        $  14.72     $  13.61     $   9.52     $  13.91
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     17           25           31            7
----------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
----------------------------------------------------------------------------------------------------
  Unit value                                        $   7.37           --           --           --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --           --
----------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
----------------------------------------------------------------------------------------------------
  Unit value                                        $  13.86     $  12.45     $   9.86     $  11.64
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     46           66           66           16
----------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
----------------------------------------------------------------------------------------------------
  Unit value                                        $   5.47           --           --           --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --           --
----------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
----------------------------------------------------------------------------------------------------
  Unit value                                        $   7.88     $   7.75     $   6.18     $   8.56
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --           --
----------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
----------------------------------------------------------------------------------------------------
  Unit value                                        $  11.44     $  11.05     $   9.08     $  12.57
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      3            3            8            4
----------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
----------------------------------------------------------------------------------------------------
  Unit value                                        $  10.35     $   9.29     $   7.14     $   8.57
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     43           36           48           41
----------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
----------------------------------------------------------------------------------------------------
  Unit value                                        $  10.95     $  10.07     $   7.80     $  10.56
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     34           35           37           13
----------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
----------------------------------------------------------------------------------------------------
  Unit value                                        $  10.75     $  10.02     $   7.49     $  10.00
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     40           38           40           21
----------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
----------------------------------------------------------------------------------------------------
  Unit value                                        $  24.12     $  22.31     $  17.79     $  23.37
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     19           28           29           11
----------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
----------------------------------------------------------------------------------------------------
  Unit value                                        $   8.05     $   7.67     $   5.66     $   7.59
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      7            7            4           --
----------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------
                                             For the years ending December 31,
                                        --------------------------------------------
                                             2004       2003       2002        2001
------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------
  Unit value                              $ 10.87    $  9.55    $  6.78    $  8.48
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          28         22         25          5
------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
------------------------------------------------------------------------------------
  Unit value                              $ 13.80    $ 11.94    $  9.13    $ 10.91
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          32         39         40         14
------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
------------------------------------------------------------------------------------
  Unit value                              $ 13.31    $ 13.04    $ 12.85    $ 11.96
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          56         60         73         31
------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
------------------------------------------------------------------------------------
  Unit value                              $ 12.64    $ 11.62    $  9.34    $ 11.77
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          22         25         29         19
------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
------------------------------------------------------------------------------------
  Unit value                              $  5.88    $  5.34    $  4.33    $  6.33
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          36         38         47          6
------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
------------------------------------------------------------------------------------
  Unit value                              $ 15.99    $ 13.92    $ 10.33    $ 12.22
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          36         44         43         14
------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------
  Unit value                              $ 13.70    $ 12.63    $  9.82    $ 11.32
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          12         14          3          2
------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
------------------------------------------------------------------------------------
  Unit value                              $ 19.12    $ 17.63    $ 13.70    $ 16.76
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          39         40         34          9
------------------------------------------------------------------------------------
 EQ/Mercury International Value
------------------------------------------------------------------------------------
  Unit value                              $ 16.18    $ 13.56    $ 10.80    $ 13.20
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          19         21         15         18
------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
------------------------------------------------------------------------------------
  Unit value                              $ 12.64    $ 11.44    $  9.02    $ 14.00
------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1          3          2          1
------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
------------------------------------------------------------------------------------
  Unit value                              $  8.68    $  7.94    $  6.64    $  8.56
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          12         12         15          6
------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------
  Unit value                              $ 24.71    $ 25.00    $ 25.34    $ 25.51
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          10         21        115        217
------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------
  Unit value                              $  4.28         --         --         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --         --
------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------
  Unit value                              $ 13.80    $ 11.95    $  8.35    $ 10.77
------------------------------------------------------------------------------------
  Number of units outstanding (000's)           6         13         14          1
------------------------------------------------------------------------------------
 EQ/Small Company Value
------------------------------------------------------------------------------------
  Unit value                              $ 20.79         --         --         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --         --
------------------------------------------------------------------------------------
 EQ/TCW Equity
------------------------------------------------------------------------------------
  Unit value                              $ 15.50         --         --         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --         --
------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------
  Unit value                              $  4.99         --         --         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --         --         --         --
------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------
                                              For the years ending December 31,
------------------------------------------------------------------------------------
                                              2004       2003       2002        2001
------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------
  Unit value                               $ 10.21     $ 8.42     $ 5.50     $ 5.96
------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --         --         --         --
------------------------------------------------------------------------------------

(14) HYPOTHETICAL ILLUSTRATIONS


       ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED
                                MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "5% Roll up to age 80" guaranteed minimum death benefit, the Protection Plus(SM) benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an Accumulator(R), Accumulator(R) Elite, Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution, takes no withdrawals, and has a current account value of $105,000 in contract year 3. For Accumulator(R) Plus(SM) we assume a current account value of $110,000 in contract year 3. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.88)% and 3.12% for the Accumulator(R) contracts; (3.13)% and 2.87% for Accumulator(R) Elite(SM) contracts; (2.93)% and 3.07% for Accumulator(R) Plus(SM) contracts; and (3.23)% and 2.77% for Accumulator(R) Select(SM) contracts, respectively, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the 5% Roll up to age 80 Guaranteed minimum death benefit, Protection Plus(SM) benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect all contract charges. The values shown under "Lifetime Annual Guaranteed Minimum Income Benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime Annual Guaranteed Minimum Income Benefit" columns indicates that the contract has terminated due to insufficient account value and, consequently, the guaranteed benefit has no value.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.69%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.39% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of policy values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

Variable deferred annuity
Accumulator
$100,000 Single contribution and no withdrawals
$105,000 year 3 account value
Male, issue age 60
Benefits:
  5% Roll Up to age 80 Guaranteed minimum death benefit
  Protection Plus
  Guaranteed minimum income benefit



                                                             5% Roll up                          Lifetime Annual
                                                              to age 80                             Guaranteed
                                                             Guaranteed      Total Death Benefit     Minimum
                                                            Minimum Death      with Protection        Income
                    Account Value        Cash Value            Benefit              Plus             Benefit
        Contract ------------------- ------------------- ------------------- ------------------- ----------------
          Year       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%
  Age  --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- -------
  62        3     105,000  105,000    100,000  100,000   110,250   110,250   114,350   114,350     N/A      N/A
  63        4     101,425  107,712     97,425  103,712   115,763   115,763   122,068   122,068     N/A      N/A
  64        5      97,942  110,486     94,942  107,486   121,551   121,551   130,171   130,171     N/A      N/A
  65        6      94,548  113,322     92,548  111,322   127,628   127,628   138,679   138,679     N/A      N/A
  66        7      91,240  116,222     90,240  115,222   134,010   134,010   147,613   147,613     N/A      N/A
  67        8      88,012  119,187     88,012  119,187   140,710   140,710   156,994   156,994     N/A      N/A
  68        9      84,864  122,216     84,864  122,216   147,746   147,746   166,844   166,844     N/A      N/A
  69       10      81,789  125,312     81,789  125,312   155,133   155,133   177,186   177,186     N/A      N/A
  74       15      67,420  141,809     67,420  141,809   197,993   197,993   237,190   237,190   12,493   12,493
  79       20      54,424  160,066     54,424  160,066   252,695   252,695   313,773   313,773   17,032   17,032
  84       25      42,814  180,566     42,814  180,566   265,330   265,330   331,462   331,462   22,818   22,818
  89       30      35,923  207,558     35,923  207,558   265,330   265,330   331,462   331,462     N/A      N/A
  94       35      30,731  239,611     30,731  239,611   265,330   265,330   331,462   331,462     N/A      N/A
  95       36      29,786  246,593     29,786  246,593   265,330   265,330   331,462   331,462     N/A      N/A



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Variable deferred annuity
Accumulator Plus
$100,000 Single contribution and no withdrawals
$110,000 year 3 account value
Male, issue age 60
Benefits:
  5% Roll Up to age 80 Guaranteed minimum death benefit
  Protection Plus



                                                                           5% Roll up
                                                                      to age 80 Guaranteed    Total Death Benefit
                         Account Value            Cash Value         Minimum Death Benefit    with Protection Plus
          Contract   ---------------------   ---------------------   ----------------------   --------------------
            Year         0%          6%          0%          6%          0%           6%          0%         6%
  Age    ---------   ---------   ---------   ---------   ---------   ----------   ---------   ---------   --------
  62          3       110,000    110,000      103,000    103,000      114,660     114,660     120,524     120,524
  63          4       106,563    113,150      100,563    107,150      120,393     120,393     128,550     128,550
  64          5       103,234    116,391       98,234    111,391      126,413     126,413     136,978     136,978
  65          6       100,009    119,724       96,009    115,724      132,733     132,733     145,827     145,827
  66          7        96,885    123,153       93,885    120,153      139,370     139,370     155,118     155,118
  67          8        93,858    126,680       91,858    124,680      146,338     146,338     164,874     164,874
  68          9        90,926    130,308       90,926    130,308      153,655     153,655     175,118     175,118
  69         10        88,085    134,039       88,085    134,039      161,338     161,338     185,873     185,873
  74         15        75,159    154,364       75,159    154,364      205,913     205,913     248,278     248,278
  79         20        64,129    177,771       64,129    177,771      262,803     262,803     327,924     327,924
  84         25        54,719    204,727       54,719    204,727      275,943     275,943     346,320     346,320
  89         30        46,689    235,770       46,689    235,770      275,943     275,943     346,320     346,320
  94         35        39,837    271,521       39,837    271,521      275,943     275,943     346,320     346,320
  95         36        38,593    279,297       38,593    279,297      275,943     275,943     346,320     346,320



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Variable deferred annuity
Accumulator Elite
$100,000 Single contribution and no withdrawals
$105,000 year 3 account value
Male, issue age 60
Benefits:
  5% Roll Up to age 80 Guaranteed minimum death benefit
  Protection Plus
  Guaranteed minimum income benefit



                                                             5% Roll up
                                                              to age 80                          Lifetime Annual
                                                             Guaranteed      Total Death Benefit    Guaranteed
                                                            Minimum Death      with Protection    Minimum Income
                    Account Value        Cash Value            Benefit              Plus             Benefit
        Contract ------------------- ------------------- ------------------- ------------------- ----------------
          Year       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%
  Age  --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- -------
  62        3     105,000  105,000     97,000    97,000  110,250   110,250   114,350   114,350     N/A      N/A
  63        4     101,163  107,450    101,163   107,450  115,763   115,763   122,068   122,068     N/A      N/A
  64        5      97,436  109,948     97,436   109,948  121,551   121,551   130,171   130,171     N/A      N/A
  65        6      93,814  112,495     93,814   112,495  127,628   127,628   138,679   138,679     N/A      N/A
  66        7      90,294  115,090     90,294   115,090  134,010   134,010   147,613   147,613     N/A      N/A
  67        8      86,871  117,734     86,871   117,734  140,710   140,710   156,994   156,994     N/A      N/A
  68        9      83,540  120,427     83,540   120,427  147,746   147,746   166,844   166,844     N/A      N/A
  69       10      80,298  123,171     80,298   123,171  155,133   155,133   177,186   177,186     N/A      N/A
  74       15      65,277  137,636     65,277   137,636  197,993   197,993   237,190   237,190   12,493   12,493
  79       20      51,891  153,348     51,891   153,348  252,695   252,695   313,773   313,773   17,032   17,032
  84       25      40,098  170,697     40,098   170,697  265,330   265,330   331,462   331,462   22,818   22,818
  89       30      33,167  193,796     33,167   193,796  265,330   265,330   331,462   331,462     N/A      N/A
  94       35      28,010  221,025     28,010   221,025  265,330   265,330   331,462   331,462     N/A      N/A
  95       36      27,079  226,913     27,079   226,913  265,330   265,330   331,462   331,462     N/A      N/A



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Variable deferred annuity
Accumulator Select
$100,000 Single contribution and no withdrawals
$105,000 year 3 account value
Male, issue age 60
Benefits:
  5% Roll Up to age 80 Guaranteed minimum death benefit
  Protection Plus
  Guaranteed minimum income benefit



                                                             5% Roll up
                                                              to age 80                          Lifetime Annual
                                                             Guaranteed      Total Death Benefit    Guaranteed
                                                            Minimum Death      with Protection    Minimum Income
                    Account Value        Cash Value            Benefit              Plus             Benefit
        Contract ------------------- ------------------- ------------------- ------------------- ----------------
          Year       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%
  Age  --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- -------
  62        3     105,000  105,000    105,000  105,000   110,250   110,250   114,350   114,350     N/A      N/A
  63        4     101,058  107,345    101,058  107,345   115,763   115,763   122,068   122,068     N/A      N/A
  64        5      97,234  109,734     97,234  109,734   121,551   121,551   130,171   130,171     N/A      N/A
  65        6      93,522  112,165     93,522  112,165   127,628   127,628   138,679   138,679     N/A      N/A
  66        7      89,918  114,639     89,918  114,639   134,010   134,010   147,613   147,613     N/A      N/A
  67        8      86,418  117,157     86,418  117,157   140,710   140,710   156,994   156,994     N/A      N/A
  68        9      83,016  119,718     83,016  119,718   147,746   147,746   166,844   166,844     N/A      N/A
  69       10      79,708  122,323     79,708  122,323   155,133   155,133   177,186   177,186     N/A      N/A
  74       15      64,437  135,997     64,437  135,997   197,993   197,993   237,190   237,190   12,493   12,493
  79       20      50,907  150,735     50,907  150,735   252,695   252,695   313,773   313,773   17,032   17,032
  84       25      39,053  166,890     39,053  166,890   265,330   265,330   331,462   331,462   22,818   22,818
  89       30      32,118  188,534     32,118  188,534   265,330   265,330   331,462   331,462     N/A      N/A
  94       35      26,984  213,981     26,984  213,981   265,330   265,330   331,462   331,462     N/A      N/A
  95       36      26,060  219,468     26,060  219,468   265,330   265,330   331,462   331,462     N/A      N/A



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

Appendix I


--------------------------------------------------------------------------------


Dates of previous Prospectuses and Supplements



------------------------------------------------------------------------------------------------------------------------------------
                                                                   Product Distributor
                      --------------------------------------------------------------------------------------------------------------
                      AXA Advisors                                               AXA Distributors
                      --------------------------------------------------------------------------------------------------------------
                      Prospectus and                                             Prospectus and
Product Name          SAI Dates         Supplement Dates                         SAI Dates           Supplement Dates
------------------------------------------------------------------------------------------------------------------------------------
Income Manager(R)     4/7/95            7/1/95; 9/28/95                          4/7/95              7/1/95; 9/28/95
Accumulator(R)        11/1/95                                                    11/1/95
Income Manager(R)     5/1/96                                                     10/16/96            2/10/97
Rollover IRA          10/17/96          2/10/97                                  5/1/97              5/1/97
                      5/1/97            5/1/97; 12/31/97; 5/1/98;                8/1/97
                                        1/4/99; 5/1/99; 5/1/00; 6/23/00;         12/31/97            12/31/97; 5/1/98;
                                        9/1/00; 2/9/01; 9/1/01; 1/14/02;                             1/4/99; 5/1/99; 5/1/00; 9/1/00;
                                        2/22/02; 7/15/02; 8/20/02; 1/6/03;                           2/9/01; 9/1/01; 1/14/02;
                                        2/20/03; 5/15/03; 8/15/03; 11/24/03;                         2/22/02; 7/15/02; 8/20/02;
                                        2/1/04; 8/4/04; 8/10/04; 12/13/04;                           1/6/03; 2/20/03; 5/15/03;
                                        12/31/04                                                     8/15/03; 11/24/03; 2/1/04;
                      --------------------------------------------------------                       8/4/04; 8/10/04; 12/13/04;
                      12/31/97          12/31/97; 5/1/98; 1/4/99; 5/1/99;                            12/31/04
                                        5/1/00; 6/23/00; 9/1/00; 2/9/01;
                                        9/1/01; 1/14/02; 2/22/02; 7/15/02;
                                        8/20/02; 1/6/03; 2/20/03; 5/15/03;
                                        8/15/03; 11/24/03; 2/1/04; 8/4/04;
                                        8/10/04; 12/13/04; 12/31/04
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)        5/1/98            5/1/98; 6/18/98; 11/30/98                10/1/97(2)
(IRA, NQ and QP)      (Accumulator      5/1/99; 5/1/00; 9/1/00; 2/9/01;          12/31/97(2)
Accumulator(R)        only)             9/1/01; 1/14/02; 2/22/02; 7/15/02;       5/1/98              5/1/98; 6/18/98; 11/30/98;
Select(SM)            5/1/99            8/20/02; 1/6/03; 2/20/03; 5/15/03;                           5/1/99; 5/1/00; 9/1/00; 2/9/01;
(IRA, NQ, QP)                           8/15/03; 11/24/03; 2/1/04; 8/4/04;                           9/1/01; 1/14/02; 2/22/02;
                                        8/10/04; 12/13/04; 12/31/04                                  7/15/02; 8/20/02; 1/6/03;
                                                                                                     2/20/03; 5/15/03; 8/15/03;
                                                                                                     11/24/03; 2/1/04; 8/4/04;
                                                                                                     8/10/04; 12/13/04; 12/31/04
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)        10/18/99(3)       3/20/00; 5/1/00; 6/23/00; 9/1/00;        5/1/99
Select(SM)                              10/13/00; 2/9/01; 9/1/01; 1/14/02;       10/18/99            3/20/00; 5/1/00; 9/1/00;
Accumulator(R)                          2/22/02; 7/15/02; 8/20/02; 1/6/03;                           10/13/00; 2/9/01; 9/1/01;
Accumulator(R)                          2/20/03; 5/15/03; 8/15/03; 11/24/03;                         1/14/02; 2/22/02; 7/15/02;
Select(SM)                              2/1/04; 8/4/04; 8/10/04; 12/13/04;                           8/20/02; 1/6/03; 2/20/03;
(2002 Series)                           12/31/04                                                     5/15/03; 8/15/03; 11/24/03;
Accumulator(R)                                                                                       2/1/04; 8/4/04; 8/10/04;
(2002 Series)                                                                                        12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                      5/1/00(3)         3/20/00; 6/23/00; 9/1/00; 9/6/00;        5/1/00              3/20/00; 9/1/00; 9/6/00;
                                        10/13/00; 2/9/01; 9/1/01; 1/14/02;                           10/13/00; 2/9/01; 9/1/01;
                                        2/22/02; 7/15/02; 8/20/02; 1/6/03;                           1/14/02; 2/22/02; 7/15/02;
                                        2/20/03; 5/15/03; 8/15/03; 11/24/03;                         8/20/02; 1/6/03; 2/20/03;
                                        2/1/04; 8/4/04; 8/10/04; 12/13/04;                           5/15/03; 8/15/03; 11/24/03;
                                        12/31/04                                                     2/1/04; 8/4/04; 8/10/04;
                                                                                                     12/13/04; 12/31/04
------------------------------------------------------------------------------------------------------------------------------------




                                                                    Appendix I 1

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Product Distributor
                      --------------------------------------------------------------------------------------------------------------
                      AXA Advisors                                               AXA Distributors
                      --------------------------------------------------------------------------------------------------------------
                      Prospectus and                                             Prospectus and
Product Name          SAI Dates         Supplement Dates                         SAI Dates           Supplement Dates
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         5/1/01(3)         5/1/01(1); 7/30/01(5); 9/1/01;            5/1/01            5/1/01(1); 7/30/01(5);
Select(SM)                               10/1/01(6); 12/14/01; 1/14/02; 2/22/02;                     9/1/01; 10/1/01(6); 12/14/01;
Accumulator(R)                           7/15/02; 8/20/02; 1/6/03; 2/20/03;                          1/14/02; 2/22/02; 7/15/02;
Accumulator(R)                           5/15/03; 8/15/03; 11/24/03; 2/1/04;                         8/20/02; 1/6/03; 2/20/03;
Select(SM)                               8/4/04; 8/10/04; 12/13/04; 12/31/04                         5/15/03; 8/15/03; 11/24/03;
(2002 Series)                                                                                        8/20/02; 1/6/03; 2/20/03;
Accumulator(R)                                                                                       2/1/04; 8/4/04; 8/10/04;
(2002 Series)                                                                                        12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       8/13/01(2)        9/1/01; 10/1/01(6); 12/14/01; 1/14/02;    N/A               N/A
                                         2/22/02; 7/15/02; 8/20/02; 1/6/03;
                                         2/20/03; 5/15/03; 8/15/03; 11/24/03;
                                         2/1/04; 8/4/04; 8/10/04; 12/13/04;
                                         12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       4/1/02(4)         4/3/02; 5/20/02(7); 6/7/02(2);            4/1/02(4)         4/3/02; 5/20/02(7); 6/7/02(2);
                                         7/15/02; 8/5/02(5); 8/20/02; 11/11/02;                      7/15/02; 8/5/02(5); 8/20/02;
                                         12/6/02; 12/09/02; 1/6/03; 2/4/03;                          11/11/02; 12/6/02; 12/09/02;
                                         2/20/03; 5/15/03; 8/8/03(8); 8/15/03;                       1/6/03; 2/4/03; 2/20/03;
                                         11/24/03; 2/1/04; 2/10/04; 8/4/04;                          5/15/03; 8/8/03(8); 8/15/03;
                                         8/10/04; 12/13/04; 12/31/04                                 11/24/03; 2/1/04; 2/10/04;
                                                                                                     8/4/04; 8/10/04; 12/13/04;
                                                                                                     12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/02(3)         5/1/02(1); 7/15/02; 8/20/02; 1/6/03;      5/1/02(3)         5/1/02(1); 7/15/02; 8/20/02;
                                         2/20/03; 5/15/03; 8/15/03; 11/24/03;                        1/6/03; 2/20/03; 5/15/03;
                                         2/1/04; 8/4/04; 8/10/04; 12/13/04;                          8/15/03; 11/24/03; 2/1/04;
                                         12/31/04                                                    8/4/04; 8/10/04; 12/13/04;
                                                                                                     12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/02(4)         5/20/02(7); 6/7/02(2); 7/15/02;           5/1/02(4)         5/20/02(7); 6/7/02(2); 7/15/02;
                                         8/5/02(5); 8/20/02; 11/11/02; 12/6/02;                      8/5/02(5); 8/20/02; 11/11/02;
                                         12/09/02; 1/6/03; 2/4/02; 2/20/03 ;                         12/06/02; 12/09/02; 1/6/03;
                                         5/15/03; 8/8/03(8); 8/15/03; 11/24/03;                      2/4/03; 2/20/03; 5/15/03;
                                         2/1/04; 2/10/04; 8/4/04; 8/10/04;                           8/8/03(8); 8/15/03; 11/24/03;
                                         12/13/04; 12/31/04                                          2/1/04; 2/10/04; 8/4/04;
                                                                                                     8/10/04; 12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/03(4)         5/15/03; 8/8/03(8); 8/15/03; 11/24/03;    5/1/03(4)         5/15/03; 8/8/03(8); 8/15/03;
                                         2/1/04; 2/10/04; 8/4/04; 8/10/04;                           11/24/03; 2/1/04; 2/10/04;
                                         12/13/04; 12/31/04                                          8/4/04; 8/10/04; 12/13/04;
                                                                                                     12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/04(4)         8/4/04; 8/10/04; 10/25/04(5); 12/13/04;   5/1/04(4)         8/4/04; 8/10/04; 10/25/04(5);
                                         12/31/04                                                    12/13/04; 12/31/04
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         9/15/03           9/15/03(9); 11/24/03; 12/5/03; 1/23/04;   9/15/03           9/15/03(9); 11/24/03; 12/5/03;
(2004 Series)                            2/2/04; 2/10/04; 2/23/04(7); 8/4/04;                        1/23/04; 2/2/04; 2/10/04(7);
                                         8/10/04; 12/13/04; 12/31/04                                 2/23/04(7); 4/23/04; 8/4/04;
                                                                                                     8/10/04; 12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/04            7/1/04; 7/19/04; 8/4/04; 8/10/04;         5/1/04            7/1/04; 7/19/04; 8/4/04;
                                         10/25/04(11); 12/10/04(5); 12/13/04;                        8/10/04; 10/25/04(11);
                                         12/21/04; 12/31/04                                          12/10/04(5); 12/13/04;
                                                                                                     12/21/04; 12/31/04; 4/04/05
------------------------------------------------------------------------------------------------------------------------------------



2 Appendix I

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Product Distributor
                      --------------------------------------------------------------------------------------------------------------
                      AXA Advisors                                               AXA Distributors
                      --------------------------------------------------------------------------------------------------------------
                      Prospectus and                                             Prospectus and
Product Name          SAI Dates         Supplement Dates                         SAI Dates           Supplement Dates
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         9/15/03            9/15/03(9); 11/24/03; 12/5/03; 2/10/04;  9/15/03           9/15/03(9); 11/24/03; 12/5/03;
Select(SM)                                2/23/04(7); 8/4/04; 8/10/04; 12/13/04;                     2/10/04; 2/23/04(7); 4/23/04;
(2004 Series)                             12/31/04                                                   8/4/04; 8/10/04; 12/13/04;
                                                                                                     12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/04             7/1/04; 7/19/04; 8/4/04; 8/10/04;        5/1/04            7/1/04; 7/19/04; 8/4/04;
                                          10/25/04(11); 12/10/04(5); 12/13/04;                       8/10/04; 10/25/04(11);
                                          12/21/04; 12/31/04                                         12/10/04(5); 12/13/04;
                                                                                                     12/21/04; 12/31/04
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         9/2/99(3)                                                   8/2/99(3)
Plus(SM)               10/18/99(3)                                                 10/18/99(3)
Accumulator(R)         5/1/00(3)          6/23/00; 9/1/00; 9/6/00; 10/13/00;       5/1/00(3)         9/1/00; 9/6/00; 10/13/00;
Plus(SM) (2002                            2/9/01; 3/19/01; 7/30/01; 9/1/01;                          2/9/01; 3/19/01; 7/30/01;
Series)                                   1/14/02; 2/22/02; 7/15/02; 8/20/02;                        9/1/01; 1/14/02; 2/22/02;
                                          1/6/03; 2/20/03; 5/15/03; 8/15/03;                         7/15/02; 8/20/02; 1/6/03;
                                          11/24/03; 2/1/04; 8/4/04; 8/10/04;                         2/20/03; 5/15/03; 8/15/03;
                                          12/13/04; 12/31/04                                         11/24/03; 2/1/04; 8/4/04;
                                                                                                     8/10/04; 12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/01(3)          7/30/01(5); 9/1/01; 12/14/01; 1/14/02;   5/1/01(3)         5/1/01; 7/30/01(5); 9/1/01;
                                          2/22/02; 7/15/02; 8/20/02; 1/6/03;                         12/14/01; 1/14/02; 2/22/02;
                                          2/20/03; 5/15/03; 8/15/03; 11/24/03;                       7/15/02; 8/20/02; 1/6/03;
                                          2/1/04; 8/4/04;8/10/04; 12/13/04;                          2/20/03; 5/15/03; 8/15/03;
                                          12/31/04                                                   11/24/03; 2/1/04; 8/4/04;
                                                                                                     8/10/04; 12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       4/1/02(4)          4/3/02; 7/15/02; 8/5/02(5); 8/20/02;     4/1/02(4)         4/3/02; 7/15/02; 8/5/02(5);
                                          11/11/02; 12/6/02; 12/9/02; 1/6/03;                        8/20/02; 11/11/02; 12/6/02;
                                          2/4/03; 2/20/03; 5/15/03; 8/15/03;                         12/9/02; 1/6/03; 2/4/03;
                                          11/24/03; 2/1/04; 2/10/04; 8/4/04;                         2/20/03; 5/15/03; 8/15/03;
                                          8/10/04; 12/13/04; 12/31/04                                11/24/03; 2/1/04; 2/10/04;
                                                                                                     8/4/04; 8/10/04; 12/13/04;
                                                                                                     12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/02(3)          7/15/02; 8/20/02; 1/6/03; 2/20/03;       5/1/02(3)         7/15/02; 8/20/02; 1/6/03;
                                          5/15/03; 8/15/03; 11/24/03; 2/1/04;                        2/20/03; 5/15/03; 8/15/03;
                                          2/10/04; 8/4/04; 8/10/04; 12/13/04;                        11/24/03; 2/1/04; 2/10/04;
                                          12/31/04                                                   8/4/04; 8/10/04; 12/13/04;
                                                                                                     12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/02(4)          7/15/02; 8/5/02(5); 8/20/02; 11/11/02;   5/1/02(4)         7/15/02; 8/5/02(5); 8/20/02;
                                          12/6/02; 12/9/02; 1/6/03; 2/4/03;                          11/11/02; 12/6/02; 12/9/02;
                                          2/20/03; 5/15/03; 8/15/03; 11/24/03;                       1/6/03; 2/4/03; 2/20/03;
                                          2/1/04; 2/10/04; 8/4/04; 8/10/04;                          5/15/03; 8/15/03; 11/24/03;
                                          12/13/04; 12/31/04                                         2/1/04; 2/10/04; 8/4/04;
                                                                                                     8/10/04; 12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/03(4)          5/15/03; 6/20/03; 8/15/03; 11/24/03;     5/1/03(4)         5/15/03; 6/20/03; 8/15/03;
                                          2/1/04; 2/10/04; 8/4/04; 8/10/04;                          11/24/03; 2/1/04; 2/10/04;
                                          12/13/04; 12/31/04                                         4/23/04; 8/4/04; 8/10/04;
                                                                                                     12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/04(4)          8/4/04; 8/10/04; 10/25/04(5); 12/13/04;  5/1/04(4)         8/4/04; 8/10/04; 10/25/04(5);
                                          12/31/04                                                   12/13/04; 12/31/04
------------------------------------------------------------------------------------------------------------------------------------



                                                                    Appendix I 3

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Product Distributor
                      --------------------------------------------------------------------------------------------------------------
                      AXA Advisors                                               AXA Distributors
                      --------------------------------------------------------------------------------------------------------------
                      Prospectus and                                             Prospectus and
Product Name          SAI Dates         Supplement Dates                         SAI Dates           Supplement Dates
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         9/15/03            9/15/03; 11/24/03; 12/5/03; 1/23/04;       9/15/03         9/15/03; 11/24/03; 12/5/03;
Plus(SM)                                  2/2/04; 2/10/04; 2/23/04(7); 6/21/04;                      1/23/04; 2/2/04; 2/10/04;
(2004 Series)                             8/4/04; 8/10/04; 12/13/04; 12/31/04;                       2/23/04(7) ; 4/23/04; 6/21/04;
                                          2/17/05                                                    8/4/04; 8/10/04;12/13/04;
                                                                                                     12/31/04; 2/17/05
                      --------------------------------------------------------------------------------------------------------------
                       5/1/04             6/21/04; 7/1/04; 7/19/04; 8/4/04;          5/1/04          6/21/04; 7/1/04; 7/19/04;
                                          8/10/04; 10/25/04(11); 12/10/04(5)(12);                    8/4/04; 8/10/04; 10/25/04(11);
                                          12/13/04; 12/21/04; 12/31/04;                              12/10/04(5)(12); 12/13/04;
                                          2/17/05                                                    12/21/04; 12/31/04; 2/17/05;
                                                                                                     4/04/05
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         N/A                N/A                                        10/1/01         10/1/01(6); 12/14/01; 1/14/02;
Select(SM) II                                                                                        2/22/02 7/15/02; 8/20/02;
                                                                                                     1/6/03; 2/20/03; 5/15/03;
                                                                                                     8/15/03; 11/24/03; 2/1/04;
                                                                                                     8/4/04; 8/10/04; 12/13/04;
                                                                                                     12/31/04

------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         N/A                N/A                                        10/1/01         10/1/01(7); 12/14/01; 1/14/02;
Elite(SM) II                                                                                         2/22/02 7/15/02; 8/20/02;
                                                                                                     1/6/03; 2/20/03; 5/15/03;
                                                                                                     8/15/03; 11/24/03; 2/1/04;
                                                                                                     8/4/04; 8/10/04; 12/13/04;
                                                                                                     12/31/04

------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         8/13/01(3)         9/1/01; 10/1/01(7); 12/14/01; 1/14/02;     8/13/01(3)      9/1/01; 10/1/01(7); 12/14/01;
Elite(SM)                                 2/22/02; 7/15/02; 8/20/02; 11/11/02;                       1/14/02; 2/22/02; 7/15/02;
Accumulator(R)                            1/6/03; 2/20/03; 5/15/03; 8/15/03;                         8/20/02; 11/11/02; 1/6/03;
Elite(SM)                                 11/24/03; 2/1/04; 8/4/04; 8/10/04;                         2/20/03; 5/15/03; 8/15/03;
(2002 Series)                             12/13/04; 12/31/04                                         11/24/03; 2/1/04; 8/4/04;
                                                                                                     8/10/04; 12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       4/1/02(4)          4/3/02(5); 5/20/02(7); 7/15/02; 8/5/02(5); 4/1/02(4)       4/3/02(5); 5/20/02(7); 7/15/02;
                                          8/20/02; 11/11/02; 12/6/02; 12/9/02;                       8/5/02(5); 8/20/02; 11/11/02;
                                          1/6/03; 2/4/03; 2/20/03 ; 5/15/03;                         12/6/02; 12/9/02; 1/6/03;
                                          8/15/03; 11/24/03; 2/1/04; 2/10/04;                        2/4/03; 2/20/03; 5/15/03;
                                          8/4/04; 8/10/04; 12/13/04; 12/31/04                        8/15/03; 11/24/03; 2/1/04;
                                                                                                     2/10/04 ; 8/4/04; 8/10/04;
                                                                                                     12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/02(3)          7/15/02; 8/20/02; 1/6/03; 2/20/03;         5/1/02(3)       7/15/02; 8/20/02; 1/6/03;
                                          5/15/03; 8/15/03; 11/24/03; 2/1/04;                        2/20/03; 5/15/03; 8/15/03;
                                          8/4/04; 8/10/04; 12/13/04; 12/31/04                        11/24/03; 2/1/04; 8/4/04;
                                                                                                     8/10/04; 12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/02(4)          5/20/02(7); 7/15/02; 8/5/02(5); 8/20/02;   5/1/02(4)       5/20/02(7); 7/15/02; 8/5/02(5);
                                          11/11/02; 12/6/02; 12/9/02; 1/6/03;                        8/20/02; 11/11/02; 12/6/02;
                                          2/4/03; 2/20/03; 5/15/03; 8/15/03;                         12/9/02; 1/6/03; 2/4/03;
                                          11/24/03; 2/1/04; 2/10/04; 8/4/04;                         2/20/03; 5/15/03; 8/15/03;
                                          8/10/04; 12/13/04; 12/31/04                                11/24/03; 2/1/04; 2/10/04;
                                                                                                     8/4/04; 8/10/04; 12/13/04;
                                                                                                     12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/03(4)          5/15/03; 6/20/03; 8/15/03; 11/24/03;       5/1/03(4)       5/15/03; 6/20/03; 8/15/03;
                                          2/1/04; 2/10/04; 8/4/04; 8/10/04;                          11/24/03; 2/1/04; 2/10/04;
                                          12/13/04; 12/31/04                                         4/23/04; 8/4/04;8/10/04;
                                                                                                     12/13/04; 12/31/04
                      --------------------------------------------------------------------------------------------------------------
                       5/1/04(4)          8/4/04; 8/10/04; 10/25/04(5); 12/13/04;    5/1/04(4)       8/4/04; 8/10/04; 10/25/04(5);
                                          12/31/04                                                   12/13/04; 12/31/04
------------------------------------------------------------------------------------------------------------------------------------



4 Appendix I

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Product Distributor
                      --------------------------------------------------------------------------------------------------------------
                                  AXA Advisors                                             AXA Distributors
                      --------------------------------------------------------------------------------------------------------------
                      Prospectus and                                             Prospectus and
Product Name          SAI Dates         Supplement Dates                         SAI Dates           Supplement Dates
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)        9/15/03            9/15/03(10); 11/24/03; 12/5/03;          9/15/03            9/15/0310); 11/24/03; 12/5/03;
Elite(SM)                                1/23/04; 2/2/04; 2/10/04; 2/23/04(7);                       2/2/04; 1/23/04; 2/10/04;
(2004 Series)                            8/4/04; 8/10/04; 12/13/04; 12/31/04                         2/23/04(7); 4/23/04; 8/4/04;
                                                                                                     8/10/04; 12/13/04;12/31/04
                      --------------------------------------------------------------------------------------------------------------
                      5/1/04             7/1/04; 7/19/04; 8/4/04; 8/10/04;        5/1/04             7/1/04; 7/19/04; 8/4/04;
                                         10/25/04(11); 12/10/04(5); 12/13/04;                        8/10/04; 10/25/04(11);
                                         12/21/04; 12/31/04                                          12/10/04(5); 12/13/04;
                                                                                                     12/21/04; 12/31/04
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         11/17/00          2/9/01; 3/19/01; 7/30/01(5); 9/1/01;     5/15/00            9/1/00; 9/6/00; 2/9/01;
Advisor(SM)                              12/14/01; 1/14/02; 2/22/02; 7/15/02;                        7/30/01(5); 9/1/01; 12/14/01;
                                         8/20/02; 11/11/02; 1/6/03; 2/20/03;                         1/14/02; 2/22/02; 7/15/02;
                                         5/15/03; 8/15/03; 11/24/03; 2/1/04;                         8/20/02; 1/6/03; 2/20/03;
                                         8/4/04; 12/13/04                                            5/15/03; 8/15/03; 11/24/03;
                                                                                                     2/1/04; 8/4/04; 12/13/04
                      --------------------------------------------------------------------------------------------------------------
                      5/1/01             9/1/01; 12/14/01; 1/14/02; 2/22/02;      5/1/01             9/1/01; 12/14/01; 1/14/02;
                                         7/15/02; 8/20/02; 11/11/02; 1/6/03;                         2/22/02; 7/15/02; 8/20/02;
                                         2/20/03; 5/15/03; 8/15/03; 11/24/03;                        1/6/03; 2/20/03; 5/15/03;
                                         2/1/04; 8/4/04; 12/13/04                                    8/15/03; 11/24/03; 2/1/04;
                                                                                                     8/4/04; 12/13/04
                      --------------------------------------------------------------------------------------------------------------
                      5/1/02             5/1/02; 7/15/02; 8/20/02; 11/11/02;      5/1/02             7/15/02; 8/5/02; 8/20/02;
                                         1/6/03; 2/20/03; 5/15/03; 8/15/03;                          12/16/02; 1/6/03; 2/20/03;
                                         11/24/03; 2/1/04 ; 8/4/04; 12/13/04                         5/15/03; 8/15/03; 11/24/03;
                                                                                                     2/1/04 ; 8/4/04; 12/13/04
                      --------------------------------------------------------------------------------------------------------------
                      5/1/03             5/15/03; 8/15/03; 11/24/03; 12/23/03;    5/1/03             5/15/03; 8/15/03; 11/24/03;
                                         2/1/04; 2/10/04; 8/4/04;12/13/04                            12/23/03; 2/1/04; 2/10/04;
                                                                                                     8/4/04; 12/13/04
                      --------------------------------------------------------------------------------------------------------------
                      5/1/04             7/1/04; 8/4/04; 10/25/04; 12/10/04;      5/1/04             7/1/04; 8/4/04; 10/25/04;
                                         12/13/04                                                    12/10/04; 12/13/04
------------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         N/A               N/A                                      9/2/99
Express(SM)                                                                       10/18/99
                                                                                  5/1/00             9/1/00; 9/6/00; 2/9/01;
                                                                                                     7/30/01(5); 9/1/01; 12/14/01;
                                                                                                     1/14/02; 2/22/02; 7/15/02;
                                                                                                     8/20/02; 1/6/03; 5/15/03;
                                                                                                     8/15/03; 11/24/03; 2/1/04;
                                                                                                     8/4/04; 12/13/04
                                                                                  --------------------------------------------------
                                                                                  5/1/01             7/30/01(5); 9/1/01; 1/14/02;
                                                                                                     2/22/02; 7/15/02; 8/20/02;
                                                                                                     1/6/03; 5/15/03; 8/15/03;
                                                                                                     11/24/03; 2/1/04; 8/4/04;
                                                                                                     12/13/04
                                                                                  --------------------------------------------------
                                                                                  5/1/03             5/15/03; 8/15/03; 11/24/03;
                                                                                                     12/23/03; 2/1/04; 2/10/04;
                                                                                                     8/4/04; 12/13/04
------------------------------------------------------------------------------------------------------------------------------------




(1)  applies to Accumulator(R) contracts issued in Oregon only.

(2)  applies to Accumulator(R) Select(SM) only.

(3)  applies to non-2002 Series only.

(4)  applies to 2002 Series only.

(5)  applies to contracts issued in Washington only.

(6) applies to Accumulator(R) Select(SM) and Select(SM) II contracts issued in New York only.

(7)  applies to contracts issued in New York only.

(8)  applies to Accumulator(R) only.




                                                                    Appendix I 5

(9) There are two supplements dated 9/15/03 for Accumulator(R) and Accumulator(R) Select(SM).

(10) There are three supplements dated 9/15/03 for Accumulator(R)Elite(SM).

(11) There are three supplements dated 10/25/04 that apply to 2004 Series.

(12) applies to Accumulator(R) Plus(SM) contracts issued in Oregon only.


6 Appendix I

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            Page


Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Calculating Unit Values                                                      2
Condensed Financial Information                                              2
Financial Statements                                                         3


How to obtain an Accumulator(R) Statement of Additional Information

Send this request form to:
 Accumulator(R)
 P.O. Box 1547 Secaucus, NJ 07096-1547


--------------------------------------------------------------------------------


Please send me a combined Accumulator(R) series SAI dated May 1, 2005



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                      State           Zip






(SAI 4ACS(5/03))

AXA Equitable Life Insurance Company

STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2005 FOR

o Accumulator(R)
o Income Manager Accumulator(R)
o Income Manager(R) Rollover IRA
o Accumulator(R) (IRA, NQ, QP)
o Accumulator(R) Express(SM)
o Accumulator(R) Advisor(SM)
o Accumulator(R) Elite(SM)
o Accumulator(R) Elite II(SM)
o Accumulator(R) Plus(SM)
o Accumulator(R) Select(SM)
o Accumulator(R) Select(SM) II


AXA Equitable Life Insurance Company
1290 Avenue of the Americas
New York, New York 10104




--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Prospectuses and/or supplements, dated May 1, 2005. These Prospectuses provide detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 45 and Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.

On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."


A copy of each Prospectus and supplement is available free of charge by writing the processing office (Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.



TABLE OF CONTENTS

Custodian and Independent Registered Public Accounting Firm                  2

Distribution of the Contracts                                                2

Calculating Unit Values                                                      2

Condensed Financial Information                                              2

Financial Statements                                                         3


             Copyright 2005 AXA Equitable Life Insurance Company.
All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.

SAI 13A
                                                                          x01004

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 45 and Separate Account No. 49.

The financial statements of each Separate Account as of December 31, 2004 and for the periods ended December 31, 2004 and 2003, and the consolidated financial statements of AXA Equitable as of December 31, 2004 and 2003 and for each of the three years ended December 31, 2004 incorporated in this SAI have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


DISTRIBUTION OF CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account Nos. 45 and 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2004, 2003 and 2002. AXA Equitable paid AXA Advisors as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account Nos. 45 and 49, $567,991,463 in 2004, $562,696,578 in 2003 and
$536,113,253 in 2002. Of these amounts, AXA Advisors retained $289,050,171, $287,344,634 and $283,213,274, respectively.

Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Distributors, LLC distribution fees of $418,189,861 for 2004, $429,871,011 for 2003 and $228,077,343 for 2002, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $57,065,006, $84,547,116 and $59,543,803, respectively.

CALCULATING UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. Unit values vary based on the amount of charges we deduct from the variable investment options.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                   ( a )
                                   ( - ) - c
                                   ( b )

where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by EQ Advisors Trust, AXA Premier VIP Trust, The Universal Institutional Funds, Inc. or Barr Rosenberg Variable Insurance Trust, (the "Trusts") as applicable.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c) is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to the contracts, times the number of calendar days in the valuation period.

Illustration of changes in annuity unit values

To show how we determine variable annuity payments from month to month, assume that the account value on the date annuity payments are to begin is enough to fund an annuity with a monthly payment of $363. Also assume that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.


CONDENSED FINANCIAL INFORMATION

The following tables set forth the unit values and number of units outstanding at the year end for each variable investment option, except those options offered for the first time after December 31, 2004. The tables show unit values based on the specified separate account charges that would apply to any contract or investment option to which this SAI relates, except those unit values based on the lowest and highest charges. The tables also show the total number of units outstanding for all contracts to which this SAI relates. Please refer to your May 1, 2005 supplement for a presentation of the unit values and units outstanding, based on the lowest and highest charges that would apply to the underlying portfolios.

The unit values and number of units outstanding shown below are for contracts offered under Separate Accounts 45 and 49 with the daily asset charge of 1.35%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------------------------------------------
                                                                  For the years ending December 31,
                                           -----------------------------------------------------------------------------------------
                                            2004       2003        2002         2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 10.62        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                   51        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  688        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 10.29        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  131        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  237        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 10.39        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  150        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  426        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 44.24   $ 41.25     $ 35.10     $ 40.77          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                3,361     3,674       3,926       2,511          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                1,132       732         407         289          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 10.63        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  256        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                1,617        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 53.88   $ 48.73     $ 35.92     $ 51.19     $ 69.35     $ 81.12     $ 69.37    $ 70.28
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  334       375         404         513         595         553         293         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  710       812         899       1,101       1,253       1,163         939        380
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 11.19   $ 10.92     $ 10.67          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,247     1,242       1,119          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                1,011     1,187       1,217          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 11.04   $  9.98     $  7.90          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  484       378         205          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  567       383         235          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 29.46   $ 27.48     $ 22.73     $ 23.74     $ 23.90     $ 26.59     $ 27.96    $ 29.96
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,318     1,384       1,316       1,516       1,616       1,539         801         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                3,408     3,959       3,827       4,307       4,697       5,048       4,521      1,256
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 12.03   $ 10.34     $  7.81          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  456       377         183          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  704       494         118          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 10.45   $  9.66     $  7.64          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  201       230         166          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  253       248         169          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  9.20   $  8.74     $  6.79          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  449       410         275          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  801       802         305          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------------------------------------------
                                                                  For the years ending December 31,
                                          ------------------------------------------------------------------------------------------
                                            2004       2003        2002         2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  11.54  $  10.23    $   7.91          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  503       429         344          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                1,102       698         384          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $   9.45  $   8.58    $   6.20          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  806       761         429          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                1,078     1,104         369          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  11.62  $  10.22    $   7.37          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  904       765         486          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                1,203       820         388          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $   9.12  $   8.81    $   5.66          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,028       278          44          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                1,493       571         264          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 237.75  $ 211.19    $ 143.14    $ 217.65    $ 247.21    $ 292.20    $ 237.18   $ 186.29
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,044     1,145       1,240       1,555       1,775       1,434         550         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                1,384     1,588       1,770       2,160       2,453       2,344       1,542        434
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  28.28  $  25.51    $  19.83    $  25.52    $  26.28    $  24.51    $  20.99         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                5,306     5,870       6,485       7,830       7,903       5,956       1,853         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  971       776         383          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate
    Government Securities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  18.65  $  18.54    $  18.40    $  17.18    $  16.14    $  15.03    $  15.25         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                2,322     2,993       4,099       3,288       2,333       2,057         929         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                1,348     1,651       1,739          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  13.29  $  11.40    $   8.55    $   9.64    $  12.74    $  16.81    $  12.40         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                3,816     4,111       3,907         737         839         591         166         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                2,475     2,639         208          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $   6.28  $   5.88    $   4.84    $   7.12    $   9.49    $  11.79          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                6,276     7,382       8,409      10,884      12,132       6,304          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                9,271    10,777      12,339      15,780      17,298       8,614          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  15.89  $  15.53    $  15.20          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  460       434         430          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  603       631         552          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  15.36  $  13.66    $   9.83    $  14.28    $  16.68    $  14.88    $  11.82   $  12.54
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,733     2,001       2,020       2,115       2,156       1,264         775         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                5,465     6,324       6,943       8,170       9,189       6,912       6,101      2,521
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $   7.63        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                   68        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                   29        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  14.41  $  12.88    $  10.14    $  11.90    $  11.70    $  12.10    $  11.84         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                3,317     3,362       3,350       2,847          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                9,491    10,036      10,473      10,569      10,105       9,428       5,696         --
------------------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------------------------------------------
                                                                For the years ending December 31,
                                          ------------------------------------------------------------------------------------------
                                            2004       2003        2002         2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  5.66        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                   87        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  345        --          --          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  8.12   $  7.94     $  6.29     $  8.67          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                   55        39          29          10          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  258       189          89           6          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 11.94   $ 11.46     $  9.38     $ 12.90    $  17.32    $  21.35    $  16.61    $ 12.35
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                   19        20          13          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                9,529    11,360      13,307      16,512      19,069      17,154      10,072      2,581
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 10.68   $  9.53     $  7.29     $  8.69    $  11.14    $  13.96          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  425       279         133          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                4,078     3,761       3,093       3,210       3,230       1,477          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 11.30   $ 10.33     $  7.97     $ 10.72    $  11.09    $  10.61          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                2,835     3,037       3,265         231         174          72          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)               15,697    17,536      18,971       2,208       2,064         982          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 11.10   $ 10.29     $  7.65     $ 10.15    $  10.50    $  10.28          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,192     1,043         812         376         298         126          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                6,079     6,120       5,353       5,372       4,745       2,907          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 25.63   $ 23.57     $ 18.69     $ 24.41    $  28.18    $  31.67    $  26.73    $ 21.21
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                3,163     3,443       3,683       4,413       4,923          16           2         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                9,685    10,779      11,356      12,941      14,537          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  8.33   $  7.89     $  5.79     $  7.72    $   9.43    $  10.82          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  431       286         184         161         164         139          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                  573       552         243         140         136          91          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 11.14   $  9.73     $  6.87     $  8.54    $  10.00          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,605     1,435         951         493          82          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                2,883     2,874       2,717       2,307         638          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
  Unit value                               $ 14.40   $ 12.39     $  9.42     $ 11.20    $  10.92    $  10.53    $  10.48         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                2,500     2,709       2,863       2,091       1,080         972         560         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                2,481     2,639       3,169       2,256         223          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 13.84   $ 13.48     $ 13.22     $ 12.23    $  11.48    $  10.44    $  10.76         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,021       985         903          --          --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)               10,774    12,484      14,961      14,916      13,606      12,838       8,661         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 13.20   $ 12.07     $  9.64     $ 12.08    $  13.14    $  12.47    $  12.82    $ 11.52
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,375     1,530       1,663       1,936       2,045       2,057         867         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)               16,352    18,895      21,846      25,574      28,008      29,522      24,343      8,113
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  6.02   $  5.44     $  4.39     $  6.38    $   8.39          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  503       566         552         575         258          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                1,149     1,266       1,590       1,490         745          --          --         --
------------------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------------------------------------------
                                                               For the years ending December 31,
                                         -------------------------------------------------------------------------------------------
                                             2004     2003        2002        2004        2003       2002       2001        2000
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 16.63   $ 14.39    $  10.62    $  12.50    $  10.76    $  9.20    $  9.17          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  986       840         665          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                6,654     7,289       7,825       7,755       7,215      6,774      4,733          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 13.95   $ 12.80    $   9.89    $  11.34          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,467     1,522         767          14          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                2,102     2,058       1,041         155          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 19.96   $ 18.30    $  14.14    $  17.20    $  16.52    $ 14.98    $ 12.76     $ 11.60
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                3,230     3,348       3,538       3,681       3,305      2,567      1,009          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                4,699     4,955       5,160       5,603       5,888      5,766      4,389       1,182
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 16.89   $ 14.08    $  11.14    $  13.55    $  17.50    $ 20.23    $ 12.80     $ 10.86
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,244     1,181       1,196          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                9,124    10,329      12,054      14,032      15,833     13,783     10,607       4,609
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 13.19   $ 11.88    $   9.31    $  14.37    $  22.09    $ 27.59    $ 16.10     $ 12.13
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                4,453     5,082       5,638       7,229       8,254      6,114      1,942          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                8,228     9,491      10,806      13,726      16,073     13,671      9,117       3,327
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  8.98   $  8.17    $   6.79    $   8.71    $  10.51    $ 10.72         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                  635       715         776         948       1,014        550         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                5,835     6,684       6,910       8,228       8,940      6,033         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 28.18   $ 28.34    $  28.57    $  28.61    $  28.00    $ 26.78    $ 25.92     $ 25.00
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,221     1,537       2,299       2,501       1,860      2,900      1,566          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                2,938     3,834       5,633       6,273       5,065      7,278      5,158       1,153
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  4.43        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                    3        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                   20        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 14.35   $ 12.36    $   8.59    $  11.01    $  10.94    $ 11.48    $  9.64          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,073     1,030         859         899         989        756        284          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                2,622     3,320       2,817       3,131       3,340      2,922      1,610          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Value
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 22.79        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                   31        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                   72        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TCW Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 16.99        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                   10        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                   17        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  5.16        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                   14        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                   41        --          --          --          --         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $ 10.64   $  8.72    $   5.67    $   6.11    $   6.53    $ 11.04    $  5.72          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of
    units outstanding (000's)                1,948     1,871       1,807       1,765       2,063      1,267        177          --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of
    units outstanding (000's)                3,845     4,287       3,992       4,501       4,990      3,859      1,805          --
------------------------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Accounts 45 and 49 with the daily asset charge of 1.55%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                                            ----------------------------------------------------------
                                                                 2004         2003        2002       2001       2000
----------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.60          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          40          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         120          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.27          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         140          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         286          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.38          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         137          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         279          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 42.57     $ 39.77     $ 33.91     $ 39.47          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,498       2,668       2,816       1,417          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         659         461         279         110          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 51.85     $ 46.99     $ 34.70     $ 49.56     $ 67.28
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          88          99         102         118          36
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         181         211         241         249         106
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.13     $ 10.88     $ 10.65          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,721       1,778       1,483          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,470       1,625       1,594          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.98     $  9.94     $  7.88          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         473         420         347          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         565         375         264          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 28.41     $ 26.55     $ 22.00     $ 23.03     $ 23.23
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,146       1,144       1,013         696         145
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,924       2,218       1,906       1,632         432
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.96     $ 10.30     $  7.79          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         473         456         346          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         411         323         108          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.39     $  9.62     $  7.63          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         382         403         338          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         397         296         201          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.15     $  8.71     $  6.77          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         712         701         571          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         930         759         424          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.47     $ 10.18     $  7.89          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         613         560         565          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         809         635         503          --          --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------------------------------
                                                                        For the years ending December 31,
                                                            ----------------------------------------------------------
                                                                2004       2003       2002        2001         2000
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   9.40   $   8.54   $   6.19           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,099      1,103        768           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        773        720        427           --           --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  11.54   $  10.18   $   7.35           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        995        827        678           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        720        545        364           --           --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   9.07   $   8.77   $   5.65           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      2,185        284        150           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      3,478        278        386           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 224.21   $ 199.56   $ 135.53     $ 206.51     $ 235.03
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        469        489        510          468          217
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        430        484        521          499          204
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  27.65   $  24.98   $  19.46     $  25.10     $  25.90
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      4,595      5,025      5,500        4,363        1,223
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        589        535        298           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  18.13   $  18.07   $  17.97     $  16.81     $  15.83
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,603      4,546      5,993        2,919          269
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,061      1,357      1,226           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance International
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  13.03   $  11.20   $   8.42     $   9.51     $  12.60
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,983      4,195      3,915          702          389
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,008      1,052        135           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   6.21   $   5.82   $   4.80     $   7.08     $   9.46
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      5,347      6,234      6,946        6,887        3,355
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     10,421     11,828     13,521       14,217        6,200
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.54   $  15.21   $  14.92           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        489        495        429           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        480        519        474           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.12   $  13.48   $   9.71     $  14.14     $  16.56
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,054      3,346      3,468        2,681          825
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,313      2,809      3,037        2,971        1,248
----------------------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   7.53         --         --           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         30         --         --           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         11         --         --           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  14.21   $  12.72   $  10.04     $  11.80     $  11.63
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,414      3,447      3,347        1,416           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,823      6,106      6,520        4,851        1,119
----------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   5.59         --         --           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         71         --         --           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        306         --         --           --           --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------------------------------
                                                                       For the years ending December 31,
                                                            ----------------------------------------------------------
                                                                2004       2003       2002       2001        2000
----------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.03    $  7.87    $  6.25    $  8.63          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         30         38         35          3          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         88        101         79         19          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.75         --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         25         --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,815         --         --         --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.56    $  9.44    $  7.23    $  8.65     $ 11.10
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        328        238        100         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,863      2,832      2,786      2,530       1,050
----------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.18    $ 10.23    $  7.91    $ 10.66     $ 11.05
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,594      1,685      1,728        283         110
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      6,418      6,957      7,543      2,052         628
----------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.97    $ 10.19    $  7.59    $ 10.10     $ 10.47
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,430      1,359      1,058        339         110
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      4,473      4,616      4,470      3,790       1,311
----------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 25.07    $ 23.10    $ 18.36    $ 24.03     $ 27.79
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,508      1,538      1,539      1,082         421
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      4,345      4,750      5,020      4,534       1,524
----------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.23    $  7.80    $  5.74    $  7.67     $  9.39
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        647        514        419        233          39
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        400        500        378        182          47
----------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.04    $  9.67    $  6.84    $  8.52     $  9.99
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,046      3,156      2,863      1,550          58
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      4,997      5,343      5,392      4,418         609
----------------------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 14.18    $ 12.22    $  9.32    $ 11.09     $ 10.84
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      4,357      4,738      5,068      2,457          70
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      3,574      3,783      4,067      3,015         198
----------------------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.65    $ 13.32    $ 13.09    $ 12.13     $ 11.41
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,172      1,191      1,232         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      8,979     10,672     12,695      8,943       1,427
----------------------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.99    $ 11.90    $  9.53    $ 11.97     $ 13.04
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        509        568        620        398          80
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,234      6,009      6,939      6,123       1,419
----------------------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.97    $  5.41    $  4.36    $  6.36     $  8.39
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,916      2,241      2,509      1,651         182
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,897      6,804      7,940      7,216       1,134
----------------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.39    $ 14.22    $ 10.51    $ 12.39     $ 10.69
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        837        707        482         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      3,013      3,182      3,460      2,447         588
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------------------------------
                                                                        For the years ending December 31,
                                                            ----------------------------------------------------------
                                                                 2004        2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.86     $ 12.74    $  9.87     $ 11.33          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,261       1,331        616          32          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,251       1,338        701          89          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 19.65     $ 18.05    $ 13.98     $ 17.04     $ 16.40
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,719       2,785      2,900       1,793         275
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,430       1,339      1,334       1,071         299
----------------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.63     $ 13.89    $ 11.02     $ 13.42     $ 17.37
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,121       1,114      1,121          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,356       3,673      4,227       4,268       2,110
----------------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.99     $ 11.72    $  9.20     $ 14.23     $ 21.92
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,652       1,886      2,080       2,260       1,301
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,867       3,344      3,796       4,345       2,112
----------------------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.87     $  8.08    $  6.73     $  8.66     $ 10.47
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         599         642        706         584         298
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,788       6,613      7,231       7,160       2,262
----------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 26.87     $ 27.08    $ 27.35     $ 27.44     $ 26.91
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,317       1,572      2,248       2,060         571
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,306       3,186      4,967       4,110         826
----------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  4.38          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           3          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           6          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.15     $ 12.21    $  8.50     $ 10.92     $ 10.87
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         783         789        660         361         106
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,001       1,152        974         825         270
----------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 22.05          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          30          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          63          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/TCW Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.44          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           9          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  5.10          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           6          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.48     $  8.61    $  5.61     $  6.06     $  6.49
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,556       1,439      1,441       1,014         541
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,515       1,462      1,464       1,482         881
----------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 45 and 49 with the same daily asset charges of 1.60%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------
                                                                  Years Ended December 31,
                                                            ------------------------------------
                                                                2004        2003        2002
------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.59          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          24          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         726          --          --
------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.27          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          63          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         686          --          --
------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.37          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         279          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         787          --          --
------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 42.17     $ 39.41     $ 33.62
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,400       1,489       1,564
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,907       2,733         598
------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.61          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         180          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,664          --          --
------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 51.36     $ 46.56     $ 34.41
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          74          79          66
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         388         429         338
------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.11     $ 10.87     $ 10.64
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,124       1,240       1,234
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       8,293       8,217       3,282
------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.96     $  9.93     $  7.88
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         301         265         189
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,231       1,758         398
------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 28.15     $ 26.32     $ 21.83
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         647         634         511
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,526       5,467       2,248
------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.94     $ 10.29     $  7.79
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         460         371         286
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,160       1,684         553
------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.37     $  9.61     $  7.62
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         255         249         213
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,038       1,850         635
------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.13     $  8.70     $  6.77
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         384         385         283
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,852       4,258       1,299
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                             Years Ended December 31,
                                                            ----------------------------------------------------------
                                                                2001        2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 39.15          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,005          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          97          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 49.16     $ 66.77     $ 78.30     $ 67.13     $ 68.19
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          73          65          16          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         402         420         141          16          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 22.86     $ 23.07     $ 25.73     $ 27.12     $ 29.13
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         500         219          35          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,835       1,211         574         170           2
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



-----------------------------------------------------------------------------------------------------------
                                                                       Years Ended December 31,
                                                            -----------------------------------------------
                                                                2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.46    $  10.17   $   7.89           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         304         297        292           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,712       3,848      1,272           --
-----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.38    $   8.53   $   6.18           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         503         538        344           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       6,078       5,628      1,488           --
-----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.53    $  10.17   $   7.35           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         575         467        381           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,059       3,927      1,262           --
-----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.05    $   8.76   $   5.65           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,346         281         96           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,725       1,117        205           --
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 220.94    $ 196.75   $ 133.70     $ 203.81
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         275         301        314          380
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         683         689        581          661
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  27.49    $  24.85   $  19.37     $  25.00
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,231       2,534      2,830        3,407
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,420       3,013      1,002           --
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  18.01    $  17.95   $  17.86     $  16.72
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,200       2,818      3,868        2,545
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,326       3,448      2,501           --
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance International
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.97    $  11.15   $   8.38     $   9.48
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,745       1,928      1,910          404
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,337       4,026        604           --
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   6.19    $   5.81   $   4.79     $   7.07
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,283       3,962      4,522        5,608
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      15,822      17,115     16,550       18,765
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  15.45    $  15.13   $  14.85           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         279         282        347           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,951       3,122      1,064           --
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  15.07    $  13.43   $   9.69     $  14.11
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,230       1,362      1,384        1,276
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,346       4,534      3,377        3,423
-----------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   7.51          --         --           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          11          --         --           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          22          --         --           --
-----------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.16    $  12.68   $  10.01     $  11.78
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,814       1,839      1,712        1,138
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      17,155      15,959      8,615        6,000
-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                         Years Ended December 31,
                                                            ---------------------------------------------------
                                                                 2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 232.08     $ 275.01     $ 223.79     $ 176.22
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          310           66           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          618          255           35            1
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  25.80     $  24.13           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        1,662          342           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  15.75     $  14.70           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          486           59           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance International
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  12.56     $  16.61           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          302           38           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $   9.45     $  11.77           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        4,909        1,112           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       17,412        5,630           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.53     $  14.78     $  11.77     $  12.52
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          718           30           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        3,189          818          211           --
---------------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  11.61     $  12.04     $  11.81           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        3,700        1,532          315           --
---------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



--------------------------------------------------------------------------------------------------------
                                                                     Years Ended December 31,
                                                            --------------------------------------------
                                                                2004       2003       2002       2001
--------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.57         --         --         --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         56         --         --         --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        370         --         --         --
--------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.01    $  7.86    $  6.24    $  8.62
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         11         25         38          6
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        498        478        128         13
--------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.71    $ 11.27    $  9.24    $ 12.75
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         29         39         16         --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,715      2,971      2,171      2,221
--------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.53    $  9.42    $  7.22    $  8.64
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        193        146         59         --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     11,933     10,611      5,973      5,697
--------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.14    $ 10.21    $  7.89    $ 10.65
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        867        896        961        166
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     12,694     12,682      9,408      3,151
--------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.94    $ 10.17    $  7.57    $ 10.09
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        805        770        643        337
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     15,720     14,963      8,308      6,886
--------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 24.94    $ 22.99    $ 18.28    $ 23.93
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        968      1,030      1,042      1,038
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     11,584     11,512      7,152      6,601
--------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.20    $  7.79    $  5.73    $  7.66
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        242        184        143         90
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,500      2,016        424        141
--------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.02    $  9.65    $  6.83    $  8.51
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,558      1,665      1,471        932
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     11,422     10,509      4,322      2,644
--------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 14.13    $ 12.18    $  9.29    $ 11.07
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,805      2,005      2,145      1,487
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      7,736      7,229      3,714      2,090
--------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.60    $ 13.28    $ 13.05    $ 12.10
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        748        804        702         --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     15,208     16,175     13,419     10,537
--------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.94    $ 11.86    $  9.51    $ 11.94
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        338        377        359        287
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,325      5,701      4,777      4,156
--------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
--------------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.96    $  5.40    $  4.36    $  6.36
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,047      1,206      1,333      1,187
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      6,714      6,805      4,722      3,856
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                       Years Ended December 31,
                                                            --------------------------------------------
                                                                2000        1999        1998        1997
--------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
--------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 17.16     $ 21.20     $ 16.54     $ 12.33
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,658         576         282          --
--------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.09     $ 13.93          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,514       1,286          --          --
--------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.04     $ 10.60          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         112          13          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,953         987          --          --
--------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.46     $ 10.26          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         155          31          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,538       2,436          --          --
--------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 27.69          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         734          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       6,057          --          --          --
--------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.38     $ 10.80          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          17           8          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          78           6          --          --
--------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.99          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         126          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         617          --          --          --
--------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.82     $ 10.45          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          87          18          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         251          --          --          --
--------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.40     $ 10.39     $ 10.73          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,112       2,026         379          --
--------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.02     $ 12.39     $ 12.76     $ 11.50
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         124          12          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,755         978         714          17
--------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
--------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.39          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         295          --          --          --
--------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,315          --          --          --
--------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.


------------------------------------------------------------------------------------------------
                                                                 Years Ended December 31,
                                                            ------------------------------------
                                                                2004        2003        2002
------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
------------------------------------------------------------------------------------------------
  Unit value                                                 $  16.33    $  14.17     $ 10.49
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         499         370         275
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       7,850       7,354       5,021
------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.84    $  12.72     $  9.86
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         676         685         427
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      11,463      10,296       2,423
------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
------------------------------------------------------------------------------------------------
  Unit value                                                 $  19.58    $  17.99     $ 13.94
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,213       1,296       1,419
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,909       4,335       2,235
------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
------------------------------------------------------------------------------------------------
  Unit value                                                 $  16.57    $  13.84     $ 10.98
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         468         487         498
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,077       5,316       3,555
------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.94    $  11.68     $  9.18
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,142       1,345       1,556
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,258       4,710       4,661
------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.84    $   8.07     $  6.72
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         421         474         474
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       8,941       9,707       8,237
------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------
  Unit value                                                 $  26.55    $  26.78     $ 27.06
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,478       1,911       2,863
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,693       6,370       9,288
------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------
  Unit value                                                 $   4.36          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           3          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          19          --          --
------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.10    $  12.18     $  8.48
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         378         358         240
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        3.996      4,084       1,913
------------------------------------------------------------------------------------------------
 EQ/Small Company Value
------------------------------------------------------------------------------------------------
  Unit value                                                 $  21.86          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          21          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          74          --          --
------------------------------------------------------------------------------------------------
 EQ/TCW Equity
------------------------------------------------------------------------------------------------
  Unit value                                                 $  16.30          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           2          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          19          --          --
------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------
  Unit value                                                 $   5.08          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           4          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          69          --          --
------------------------------------------------------------------------------------------------
 EQ/Van Kampen Markets Equity
------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.45    $   8.58     $  5.59
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         860         837         857
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,587       4,232       2,823
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                            Years Ended December 31,
                                                            --------------------------------------------------------
                                                                2001        2000        1999       1998       1997
--------------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.37     $ 10.68    $  9.15    $  9.14          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,274       2,109         98        344          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.33          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          24          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          78          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  17.00     $ 16.37    $ 14.88    $ 12.71     $ 11.58
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,305         431        163         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,559       1,079        173         --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.39     $ 17.34    $ 20.10    $ 12.75     $ 10.84
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,126       2,033        771        422           4
--------------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.20     $ 21.88    $ 27.40    $ 16.03     $ 12.11
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,966       1,834        383         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,707       5,759      1,680        200           2
--------------------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.64     $ 10.45    $ 10.70         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         543         359        103         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       8,655       7,052      2,906         --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  27.16     $ 26.65    $ 25.55    $ 24.80     $ 23.98
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,954       1,882        549         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      13,759          --      9,875      5,805         349
--------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.90     $ 10.86    $ 11.42    $  9.61          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         239         113         23         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,535       1,382        522        211          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Value
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/TCW Equity
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
--------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Markets Equity
--------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   6.04     $  6.47    $ 10.97    $  5.70          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         821         715        126         --          --
--------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,043       2,958        962        203          --
--------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Accounts 49 with the daily asset charge of 1.20%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------
                                                For the years ending December 31,
                                        ------------------------------------------------
                                             2004        2003        2002        2001
----------------------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------------------
  Unit value                              $  10.63          --          --          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)          728          --          --          --
----------------------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------------------
  Unit value                              $  10.31          --          --          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)          373          --          --          --
----------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------------------
  Unit value                              $  10.41          --          --          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)          695          --          --          --
----------------------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------------------
  Unit value                              $  45.53    $  42.39     $ 36.01          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        5,029       4,208       1,221          --
----------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
----------------------------------------------------------------------------------------
  Unit value                              $  10.65          --          --          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        3,138          --          --          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
----------------------------------------------------------------------------------------
  Unit value                              $  55.46    $  50.07     $ 36.85     $ 52.44
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)          269         265         161         153
----------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
----------------------------------------------------------------------------------------
  Unit value                              $  11.24    $  10.96     $ 10.69          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)       12,384      12,153       4,285          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
----------------------------------------------------------------------------------------
  Unit value                              $  11.09    $  10.01     $  7.91          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        3,994       3,394         929          --
----------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
----------------------------------------------------------------------------------------
  Unit value                              $  30.28    $  28.20     $ 23.29     $ 24.29
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        4,900       4,511         903         221
----------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
----------------------------------------------------------------------------------------
  Unit value                              $  12.09    $  10.38     $  7.82          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        3,660       3,008         923          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
----------------------------------------------------------------------------------------
  Unit value                              $  10.50    $   9.69     $  7.65          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        2,980       2,952       1,004          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
----------------------------------------------------------------------------------------
  Unit value                              $   9.24    $   8.77     $  6.80          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        6,362       5,953       2,130          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
----------------------------------------------------------------------------------------
  Unit value                              $  11.60    $  10.26     $  7.92          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        6,199       5,210       1,722          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
----------------------------------------------------------------------------------------
  Unit value                              $   9.50    $   8.60     $  6.21          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        8,108       7,657       2,602          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
----------------------------------------------------------------------------------------
  Unit value                              $  11.67    $  10.25     $  7.38          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        5,827       5,443       1,889          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Technology
----------------------------------------------------------------------------------------
  Unit value                              $   9.16    $   8.83     $  5.67          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        3,498       1,530         306          --
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                      For the years ending December 31,
                                          ----------------------------------------------------------
                                             2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
----------------------------------------------------------------------------------------------------
  Unit value                               $ 70.94     $ 82.86     $ 70.74     $ 71.57     $ 65.53
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          185         213         266         279           9
----------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
----------------------------------------------------------------------------------------------------
  Unit value                               $ 24.42     $ 27.13     $ 28.48     $ 30.46     $ 26.09
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          260         329         422         439          24
----------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
----------------------------------------------------------------------------------------------------
  Unit value                                    --          --          --          --          --
----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --          --
----------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



-----------------------------------------------------------------------------------------
                                                 For the years ending December 31,
                                        -------------------------------------------------
                                             2004         2003         2002         2001
-----------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
-----------------------------------------------------------------------------------------
  Unit value                              $ 248.43     $ 220.33     $ 149.11     $ 226.39
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)          613          548          222          154
-----------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
-----------------------------------------------------------------------------------------
  Unit value                              $  28.77     $  25.91     $  20.11           --
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        5,149        5,046        1,615           --
-----------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government
-----------------------------------------------------------------------------------------
  Securities
-----------------------------------------------------------------------------------------
  Unit value                              $  19.04     $  18.91     $  18.73           --
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        4,043        4,619        1,850           --
-----------------------------------------------------------------------------------------
 EQ/Alliance International
-----------------------------------------------------------------------------------------
  Unit value                              $  13.49     $  11.55     $   8.65           --
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        5,816        5,125        1,285           --
-----------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
-----------------------------------------------------------------------------------------
  Unit value                              $   6.34     $   5.92     $   4.86     $   7.15
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        6,068        5,986        2,292           89
-----------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
-----------------------------------------------------------------------------------------
  Unit value                              $  16.17     $  15.77     $  15.42           --
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        4,383        4,326        1,432           --
-----------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
-----------------------------------------------------------------------------------------
  Unit value                              $  15.54     $  13.80     $   9.91     $  14.38
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        4,124        4,091        1,279          105
-----------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
-----------------------------------------------------------------------------------------
  Unit value                              $   7.70           --           --           --
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           19           --           --           --
-----------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
-----------------------------------------------------------------------------------------
  Unit value                              $  14.56     $  12.99     $  10.22     $  11.97
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)       15,533       14,531        4,578          114
-----------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
-----------------------------------------------------------------------------------------
  Unit value                              $   5.71           --           --           --
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)          216           --           --           --
-----------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-----------------------------------------------------------------------------------------
  Unit value                              $   8.18     $   8.00     $   6.33     $   8.70
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)          782          744          182           --
-----------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-----------------------------------------------------------------------------------------
  Unit value                              $  12.08     $  11.58     $   9.46     $  13.00
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        2,149        2,153          710          193
-----------------------------------------------------------------------------------------
 EQ/Capital Guardian International
-----------------------------------------------------------------------------------------
  Unit value                              $  10.78     $   9.60     $   7.33     $   8.73
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        8,017        6,516        1,628           26
-----------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-----------------------------------------------------------------------------------------
  Unit value                              $  11.40     $  10.41     $   8.01     $  10.76
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        8,080        7,741        2,252           17
-----------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
-----------------------------------------------------------------------------------------
  Unit value                              $  11.19     $  10.36     $   7.69     $  10.20
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)       14,528       13,433        2,981           59
-----------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-----------------------------------------------------------------------------------------
  Unit value                              $  26.06     $  23.92     $  18.94     $  24.71
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        9,053        8,439        2,393           71
-----------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-----------------------------------------------------------------------------------------
  Unit value                              $   8.40     $   7.95     $   5.82           --
-----------------------------------------------------------------------------------------
  Number of units outstanding (000's)        3,237        2,600          551           --
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                       For the years ending December 31,
                                        --------------------------------------------------------------
                                             2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
------------------------------------------------------------------------------------------------------
  Unit value                              $ 256.74     $ 303.01     $ 245.58     $ 192.60     $ 151.23
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          188          205          230          240            8
------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government
------------------------------------------------------------------------------------------------------
  Securities
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Alliance International
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
------------------------------------------------------------------------------------------------------
  Unit value                              $   9.52     $  11.80           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          114           79           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
------------------------------------------------------------------------------------------------------
  Unit value                              $  16.78     $  14.94     $  11.85     $  12.55           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          191           50          102           89           --
------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
------------------------------------------------------------------------------------------------------
  Unit value                              $  11.75     $  12.13     $  11.86           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           54           46           22           --
------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------
  Unit value                              $  17.41     $  21.43     $  16.65     $  12.37           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          235          245          160          124           --
------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
------------------------------------------------------------------------------------------------------
  Unit value                              $  11.17     $  13.97           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           23           15           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------
  Unit value                              $  11.12     $  10.62           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           10            3           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
------------------------------------------------------------------------------------------------------
  Unit value                              $  10.53     $  10.29           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            8            7           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------
  Unit value                              $  28.47           --           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           78           --           --           --           --
------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --           --           --
------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --           --
------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------
                                             For the years ending December 31,
                                        --------------------------------------------
                                            2004        2003       2002       2001
------------------------------------------------------------------------------------
 EQ/FI /Mid Cap
------------------------------------------------------------------------------------
  Unit value                             $  11.21    $  9.78    $  6.89    $  8.56
------------------------------------------------------------------------------------
  Number of units outstanding (000's)      13,609     12,491      2,799         19
------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
------------------------------------------------------------------------------------
  Unit value                             $  14.57    $ 12.51    $  9.51    $ 11.28
------------------------------------------------------------------------------------
  Number of units outstanding (000's)       9,029      8,508      3,161         37
------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
------------------------------------------------------------------------------------
  Unit value                             $  13.99    $ 13.60    $ 13.32    $ 12.30
------------------------------------------------------------------------------------
  Number of units outstanding (000's)      11,977     11,974      3,674        280
------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
------------------------------------------------------------------------------------
  Unit value                             $  13.35    $ 12.19    $  9.73    $ 12.16
------------------------------------------------------------------------------------
  Number of units outstanding (000's)       3,942      3,680      1,342        324
------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
------------------------------------------------------------------------------------
  Unit value                             $   6.06    $  5.47    $  4.40    $  6.39
------------------------------------------------------------------------------------
  Number of units outstanding (000's)       5,744      5,658      2,123         20
------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
------------------------------------------------------------------------------------
  Unit value                             $  16.80    $ 14.55    $ 10.70    $ 12.57
------------------------------------------------------------------------------------
  Number of units outstanding (000's)       8,796      8,124      2,322        111
------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------
  Unit value                             $  14.02    $ 12.84    $  9.91    $ 11.35
------------------------------------------------------------------------------------
  Number of units outstanding (000's)      14,238     13,403      2,875          2
------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
------------------------------------------------------------------------------------
  Unit value                             $  20.19    $ 18.49    $ 14.26         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)       6,364      5,670      1,591         --
------------------------------------------------------------------------------------
 EQ/Mercury International Value
------------------------------------------------------------------------------------
  Unit value                             $  17.09    $ 14.22    $ 11.24    $ 13.65
------------------------------------------------------------------------------------
  Number of units outstanding (000's)       4,781      4,396      1,445        154
------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
------------------------------------------------------------------------------------
  Unit value                             $  13.35    $ 12.00    $  9.39    $ 14.47
------------------------------------------------------------------------------------
  Number of units outstanding (000's)       1,558      1,506        496        147
------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
------------------------------------------------------------------------------------
  Unit value                             $   9.06    $  8.23    $  6.83    $  8.75
------------------------------------------------------------------------------------
  Number of units outstanding (000's)       4,211      4,026        993         77
------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------
  Unit value                             $  29.20    $ 29.33    $ 29.52    $ 29.51
------------------------------------------------------------------------------------
  Number of units outstanding (000's)       1,417      1,972      1,554        256
------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------
  Unit value                             $   4.47         --         --         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          13         --         --         --
------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------
  Unit value                             $  14.50    $ 12.48    $  8.66    $ 11.07
------------------------------------------------------------------------------------
  Number of units outstanding (000's)       4,174      3,847      1,053         23
------------------------------------------------------------------------------------
 EQ/Small Company Value
------------------------------------------------------------------------------------
  Unit value                             $  23.37         --         --         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          62         --         --         --
------------------------------------------------------------------------------------
 EQ/TCW Equity
------------------------------------------------------------------------------------
  Unit value                             $  17.42         --         --         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          19         --         --         --
------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------
  Unit value                             $   5.21         --         --         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)          12         --         --         --
------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                     For the years ending December 31,
                                        -----------------------------------------------------------
                                            2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------
 EQ/FI /Mid Cap
---------------------------------------------------------------------------------------------------
  Unit value                              $ 10.00          --          --          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           7          --          --          --          --
---------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
---------------------------------------------------------------------------------------------------
  Unit value                              $ 10.98          --          --          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           9          --          --          --          --
---------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
---------------------------------------------------------------------------------------------------
  Unit value                              $ 11.54     $ 10.47     $ 10.77          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         141         139          98          --          --
---------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
---------------------------------------------------------------------------------------------------
  Unit value                              $ 13.21     $ 12.52     $ 12.85     $ 11.53          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         341         423         506         383          --
---------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
---------------------------------------------------------------------------------------------------
  Unit value                              $  8.40          --          --          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          29          --          --          --          --
---------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
---------------------------------------------------------------------------------------------------
  Unit value                              $ 10.81     $  9.23     $  9.18          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          41          20          26          --          --
---------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
---------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
---------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
---------------------------------------------------------------------------------------------------
  Unit value                              $ 17.60     $ 20.32     $ 12.83     $ 10.87          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         182         199         190         187          --
---------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
---------------------------------------------------------------------------------------------------
  Unit value                              $ 22.21     $ 27.70     $ 16.14     $ 12.14          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         214         227         176         149          --
---------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
---------------------------------------------------------------------------------------------------
  Unit value                              $ 10.54     $ 10.74          --          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          42          31          --          --          --
---------------------------------------------------------------------------------------------------
 EQ/Money Market
---------------------------------------------------------------------------------------------------
  Unit value                              $ 28.84     $ 27.54     $ 26.62     $ 25.64     $ 24.68
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         266         360         329         359         127
---------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
---------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------
 EQ/Small Company Index
---------------------------------------------------------------------------------------------------
  Unit value                              $ 10.99     $ 11.51     $  9.65          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          18          18          18          --          --
---------------------------------------------------------------------------------------------------
 EQ/Small Company Value
---------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------
 EQ/TCW Equity
---------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
---------------------------------------------------------------------------------------------------
  Unit value                                   --          --          --          --          --
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



-------------------------------------------------------------------------------------
                                              For the years ending December 31,
                                         --------------------------------------------
                                             2004        2003       2002       2001
-------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
-------------------------------------------------------------------------------------
  Unit value                               $ 10.76    $  8.81     $ 5.72     $ 6.15
-------------------------------------------------------------------------------------
  Number of units outstanding (000's)        3,531      2,700        737         43
-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                For the years ending December 31,
                                             2000       1999        1998     1997    1996
----------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
----------------------------------------------------------------------------------------
  Unit value                               $ 6.56     $ 11.08     $ 5.73     --      --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)          55          52         16     --      --
----------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Accounts 49 with the daily asset charge of 1.25%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------
                                       For the years ending December 31,
                                      ----------------------------------
                                             2004       2003
------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------
  Unit value                              $  11.79    $ 10.68
------------------------------------------------------------------------
  Number of units outstanding (000's)        5,189        186
------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------
  Unit value                              $  10.80    $ 10.32
------------------------------------------------------------------------
  Number of units outstanding (000's)        1,608        153
------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------
  Unit value                              $  11.09    $ 10.42
------------------------------------------------------------------------
  Number of units outstanding (000's)        3,924         78
------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------
  Unit value                              $  11.30    $ 10.52
------------------------------------------------------------------------
  Number of units outstanding (000's)       22,917      1,082
------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------
  Unit value                              $  11.78    $ 10.68
------------------------------------------------------------------------
  Number of units outstanding (000's)       20,548        815
------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
------------------------------------------------------------------------
  Unit value                              $  11.82    $ 10.68
------------------------------------------------------------------------
  Number of units outstanding (000's)          354         14
------------------------------------------------------------------------
 AXA Premier VIP Core Bond
------------------------------------------------------------------------
  Unit value                              $  10.44    $ 10.18
------------------------------------------------------------------------
  Number of units outstanding (000's)        2,892        202
------------------------------------------------------------------------
 AXA Premier VIP Health Care
------------------------------------------------------------------------
  Unit value                              $  11.74    $ 10.60
------------------------------------------------------------------------
  Number of units outstanding (000's)        1,325         79
------------------------------------------------------------------------
 AXA Premier VIP High Yield
------------------------------------------------------------------------
  Unit value                              $  11.38    $ 10.60
------------------------------------------------------------------------
  Number of units outstanding (000's)        3,911        371
------------------------------------------------------------------------
 AXA Premier VIP International Equity
------------------------------------------------------------------------
  Unit value                              $  13.09    $ 11.25
------------------------------------------------------------------------
  Number of units outstanding (000's)        1,558         68
------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
------------------------------------------------------------------------
  Unit value                              $  11.47    $ 10.59
------------------------------------------------------------------------
  Number of units outstanding (000's)          424         26
------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
------------------------------------------------------------------------
  Unit value                              $  11.03    $ 10.47
------------------------------------------------------------------------
  Number of units outstanding (000's)        1,580        113
------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
------------------------------------------------------------------------
  Unit value                              $  12.52    $ 11.08
------------------------------------------------------------------------
  Number of units outstanding (000's)        1,540        106
------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
------------------------------------------------------------------------
  Unit value                              $  11.63    $ 10.54
------------------------------------------------------------------------
  Number of units outstanding (000's)        1,570        142
------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
------------------------------------------------------------------------
  Unit value                              $  12.52    $ 11.01
------------------------------------------------------------------------
  Number of units outstanding (000's)        1,454        126
------------------------------------------------------------------------
 AXA Premier VIP Technology
------------------------------------------------------------------------
  Unit value                              $  10.70    $ 10.32
------------------------------------------------------------------------
  Number of units outstanding (000's)          969         57
------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



--------------------------------------------------------------------------------
                                               For the years ending December 31,
                                              ----------------------------------
                                                      2004        2003
--------------------------------------------------------------------------------
 EQ/Alliance Common Stock
--------------------------------------------------------------------------------
  Unit value                                        $ 12.32    $ 10.94
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 5,278        307
--------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
--------------------------------------------------------------------------------
  Unit value                                        $ 12.14    $ 10.93
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,640        209
--------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
--------------------------------------------------------------------------------
  Unit value                                        $ 10.17    $ 10.10
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,271        119
--------------------------------------------------------------------------------
 EQ/Alliance International
--------------------------------------------------------------------------------
  Unit value                                        $ 13.07    $ 11.20
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,996         93
--------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
--------------------------------------------------------------------------------
  Unit value                                        $ 11.08    $ 10.36
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   829         60
--------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
--------------------------------------------------------------------------------
  Unit value                                        $ 10.46    $ 10.21
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,612         84
--------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
--------------------------------------------------------------------------------
  Unit value                                        $ 12.12    $ 10.77
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,487        109
--------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
--------------------------------------------------------------------------------
  Unit value                                        $  7.67         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                    59         --
--------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
--------------------------------------------------------------------------------
  Unit value                                        $ 12.26    $ 10.95
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 5,206        329
--------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
--------------------------------------------------------------------------------
  Unit value                                        $  5.69         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   224         --
--------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------
  Unit value                                        $ 10.74    $ 10.50
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   278         17
--------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
--------------------------------------------------------------------------------
  Unit value                                        $ 10.86    $ 10.42
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   271         34
--------------------------------------------------------------------------------
 EQ/Capital Guardian International
--------------------------------------------------------------------------------
  Unit value                                        $ 12.55    $ 11.19
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,195        150
--------------------------------------------------------------------------------
 EQ/Capital Guardian Research
--------------------------------------------------------------------------------
  Unit value                                        $ 11.75    $ 10.73
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,468        154
--------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
--------------------------------------------------------------------------------
  Unit value                                        $ 11.66    $ 10.80
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 4,756        338
--------------------------------------------------------------------------------
 EQ/Equity 500 Index
--------------------------------------------------------------------------------
  Unit value                                        $ 11.73    $ 10.77
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 5,582        374
--------------------------------------------------------------------------------
 EQ/Evergreen Omega
--------------------------------------------------------------------------------
  Unit value                                        $ 11.31    $ 10.70
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,379         85
--------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR
EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS
BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



-------------------------------------------------------------------
                                               For the years
                                            ending December 31,
                                          -------------------------
                                              2004        2003
-------------------------------------------------------------------
 EQ/FI Mid Cap
-------------------------------------------------------------------
  Unit value                              $ 13.00    $ 11.35
-------------------------------------------------------------------
  Number of units outstanding (000's)       3,775        306
-------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
-------------------------------------------------------------------
  Unit value                              $ 12.87    $ 11.06
-------------------------------------------------------------------
  Number of units outstanding (000's)       2,897        148
-------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
-------------------------------------------------------------------
  Unit value                              $ 10.50    $ 10.21
-------------------------------------------------------------------
  Number of units outstanding (000's)       4,339        252
-------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
-------------------------------------------------------------------
  Unit value                              $ 12.02    $ 10.98
-------------------------------------------------------------------
  Number of units outstanding (000's)         769         63
-------------------------------------------------------------------
 EQ/Janus Large Cap Growth
-------------------------------------------------------------------
  Unit value                              $ 11.60    $ 10.48
-------------------------------------------------------------------
  Number of units outstanding (000's)         680         55
-------------------------------------------------------------------
 EQ/Lazard Small Cap Value
-------------------------------------------------------------------
  Unit value                              $ 12.66    $ 10.95
-------------------------------------------------------------------
  Number of units outstanding (000's)       3,850        232
-------------------------------------------------------------------
 EQ/Marsico Focus
-------------------------------------------------------------------
  Unit value                              $ 11.55    $ 10.59
-------------------------------------------------------------------
  Number of units outstanding (000's)       4,974        348
-------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
-------------------------------------------------------------------
  Unit value                              $ 11.94    $ 10.93
-------------------------------------------------------------------
  Number of units outstanding (000's)       4,028        189
-------------------------------------------------------------------
 EQ/Mercury International Value
-------------------------------------------------------------------
  Unit value                              $ 13.34    $ 11.11
-------------------------------------------------------------------
  Number of units outstanding (000's)       1,602         73
-------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
-------------------------------------------------------------------
  Unit value                              $ 11.40    $ 10.25
-------------------------------------------------------------------
  Number of units outstanding (000's)         530         22
-------------------------------------------------------------------
 EQ/MFS Investors Trust
-------------------------------------------------------------------
  Unit value                              $ 11.64    $ 10.58
-------------------------------------------------------------------
  Number of units outstanding (000's)         679         51
-------------------------------------------------------------------
 EQ/Money Market
-------------------------------------------------------------------
  Unit value                              $  9.93    $  9.98
-------------------------------------------------------------------
  Number of units outstanding (000's)       1,335        252
-------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
-------------------------------------------------------------------
  Unit value                              $  4.46         --
-------------------------------------------------------------------
  Number of units outstanding (000's)         143         --
-------------------------------------------------------------------
 EQ/Small Company Index
-------------------------------------------------------------------
  Unit value                              $ 12.47    $ 10.73
-------------------------------------------------------------------
  Number of units outstanding (000's)       1,702        121
-------------------------------------------------------------------
 EQ/Small Company Value
-------------------------------------------------------------------
  Unit value                              $ 23.18         --
-------------------------------------------------------------------
  Number of units outstanding (000's)          78         --
-------------------------------------------------------------------
 EQ/TCW Equity
-------------------------------------------------------------------
  Unit value                              $ 17.28         --
-------------------------------------------------------------------
  Number of units outstanding (000's)          53         --
-------------------------------------------------------------------
 EQ/UBS Growth and Income
-------------------------------------------------------------------
  Unit value                              $  5.19         --
-------------------------------------------------------------------
  Number of units outstanding (000's)          96         --
-------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH
VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



--------------------------------------------------------------------
                                                For the years
                                             ending December 31,
                                         ---------------------------
                                               2004        2003
--------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------
  Unit value                               $ 14.04    $ 11.50
--------------------------------------------------------------------
  Number of units outstanding (000's)        1,431         64
--------------------------------------------------------------------
 EQ/Wells Fargo Montgomery Small Cap
--------------------------------------------------------------------
  Unit value                               $ 11.37         --
--------------------------------------------------------------------
  Number of units outstanding (000's)            4         --
--------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Accounts 45 and 49 with the daily asset charge of 1.35%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------
                                                               For the years ending December 31,
                                                            ------------------------------------
                                                                2004        2003        2002
------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.62          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          51          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         688          --          --
------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.29          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         131          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         237          --          --
------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.39          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         150          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         426          --          --
------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 44.24     $ 41.25     $ 35.10
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,361       3,674       3,926
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,132         732         407
------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.63          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         256          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,617          --          --
------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 53.88     $ 48.73     $ 35.92
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         334         375         404
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         710         812         899
------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.19     $ 10.92     $ 10.67
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,247       1,242       1,119
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,011       1,187       1,217
------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.04     $  9.98     $  7.90
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         484         378         205
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         567         383         235
------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 29.46     $ 27.48     $ 22.73
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,318       1,384       1,316
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,408       3,959       3,827
------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.03     $ 10.34     $  7.81
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         456         377         183
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         704         494         118
------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.45     $  9.66     $  7.64
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         201         230         166
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         253         248         169
------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.20     $  8.74     $  6.79
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         449         410         275
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         801         802         305
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                                            ----------------------------------------------------------
                                                                2001        2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 40.77          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,511          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         289          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 51.19     $ 69.35     $ 81.12     $ 69.37     $ 70.28
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         513         595         553         293          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,101       1,253       1,163         939         380
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 23.74     $ 23.90     $ 26.59     $ 27.96     $ 29.96
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,516       1,616       1,539         801          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,307       4,697       5,048       4,521       1,256
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



-----------------------------------------------------------------------------------------------------------
                                                                   For the years ending December 31,
                                                            -----------------------------------------------
                                                                2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.54    $  10.23   $   7.91           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         503         429        344           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,102         698        384           --
-----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.45    $   8.58   $   6.20           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         806         761        429           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,078       1,104        369           --
-----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.62    $  10.22   $   7.37           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         904         765        486           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,203         820        388           --
-----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.12    $   8.81   $   5.66           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,028         278         44           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,493         571        264           --
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 237.75    $ 211.19   $ 143.14     $ 217.65
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,044       1,145      1,240        1,555
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,384       1,588      1,770        2,160
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  28.28    $  25.51   $  19.83     $  25.52
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       5,306       5,870      6,485        7,830
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         971         776        383           --
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  18.65    $  18.54   $  18.40     $  17.18
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,322       2,993      4,099        3,288
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,348       1,651      1,739           --
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance International
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.29    $  11.40   $   8.55     $   9.64
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,816       4,111      3,907          737
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,475       2,639        208           --
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   6.28    $   5.88   $   4.84     $   7.12
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       6,276       7,382      8,409       10,884
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       9,271      10,777     12,339       15,780
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  15.89    $  15.53   $  15.20           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         460         434        430           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         603         631        552           --
-----------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  15.36    $  13.66   $   9.83     $  14.28
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,733       2,001      2,020        2,115
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,465       6,324      6,943        8,170
-----------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   7.63          --         --           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          68          --         --           --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          29          --         --           --
-----------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.41    $  12.88   $  10.14     $  11.90
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,317       3,362      3,350        2,847
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       9,491      10,036     10,473       10,569
-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                     For the years ending December 31,
                                                            ---------------------------------------------------
                                                                 2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 247.21     $ 292.20     $ 237.18     $ 186.29
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        1,775        1,434          550           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        2,453        2,344        1,542          434
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  26.28     $  24.51     $  20.99           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        7,903        5,956        1,853           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.14     $  15.03     $  15.25           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        2,333        2,057          929           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance International
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  12.74     $  16.81     $  12.40           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          839          591          166           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $   9.49     $  11.79           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       12,132        6,304           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       17,298        8,614           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.68     $  14.88     $  11.82     $  12.54
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        2,156        1,264          775           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        9,189        6,912        6,101        2,521
---------------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
---------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
---------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  11.70     $  12.10     $  11.84           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       10,105        9,428        5,696           --
---------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



-------------------------------------------------------------------------------------------------------
                                                             For the years ending December 31,
                                                            -------------------------------------------
                                                               2004       2003       2002       2001
-------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.66         --         --         --
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         87         --         --         --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        345         --         --         --
-------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.12    $  7.94    $  6.29    $  8.67
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         55         39         29         10
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        258        189         89          6
-------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.94    $ 11.46    $  9.38    $ 12.90
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         19         20         13         --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      9,529     11,360     13,307     16,512
-------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.68    $  9.53    $  7.29    $  8.69
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        425        279        133         --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      4,078      3,761      3,093      3,210
-------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.30    $ 10.33    $  7.97    $ 10.72
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      2,835      3,037      3,265        231
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     15,697     17,536     18,971      2,208
-------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.10    $ 10.29    $  7.65    $ 10.15
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,192      1,043        812        376
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      6,079      6,120      5,353      5,372
-------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 25.63    $ 23.57    $ 18.69    $ 24.41
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,163      3,443      3,683      4,413
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      9,685     10,779     11,356     12,941
-------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.33    $  7.89    $  5.79    $  7.72
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        431        286        184        161
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        573        552        243        140
-------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.14    $  9.73    $  6.87    $  8.54
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,605      1,435        951        493
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,883      2,874      2,717      2,307
-------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 14.40    $ 12.39    $  9.42    $ 11.20
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      2,500      2,709      2,863      2,091
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,481      2,639      3,169      2,256
-------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.84    $ 13.48    $ 13.22    $ 12.23
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,021        985        903         --
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     10,774     12,484     14,961     14,916
-------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.20    $ 12.07    $  9.64    $ 12.08
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,375      1,530      1,663      1,936
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     16,352     18,895     21,846     25,574
-------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  6.02    $  5.44    $  4.39    $  6.38
-------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        503        566        552        575
-------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,149      1,266      1,590      1,490
-------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                   For the years ending December 31,
                                                            -----------------------------------------------
                                                                2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
-----------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-----------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  17.32    $  21.35    $  16.61     $ 12.35
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      19,069      17,154      10,072       2,581
-----------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.14    $  13.96          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,230       1,477          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.09    $  10.61          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         174          72          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,064         982          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.50    $  10.28          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         298         126          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,745       2,907          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  28.18    $  31.67    $  26.73     $ 21.21
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       4,923          16           2          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      14,537          --          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.43    $  10.82          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         164         139          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         136          91          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.00          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          82          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         638          --          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.92    $  10.53    $  10.48          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,080         972         560          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         223          --          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.48    $  10.44    $  10.76          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      13,606      12,838       8,661          --
-----------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.14    $  12.47    $  12.82     $ 11.52
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,045       2,057         867          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      28,008      29,522      24,343       8,113
-----------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.39          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         258          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         745          --          --          --
-----------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------
                                                              For the years ending December 31,
                                                            ------------------------------------
                                                                2004       2003        2002
------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.63    $  14.39    $  10.62
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         986         840         665
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       6,654       7,289       7,825
------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.95    $  12.80    $   9.89
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,467       1,522         767
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,102       2,058       1,041
------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 19.96    $  18.30    $  14.14
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,230       3,348       3,538
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,699       4,955       5,160
------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.89    $  14.08    $  11.14
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,244       1,181       1,196
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       9,124      10,329      12,054
------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.19    $  11.88    $   9.31
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       4,453       5,082       5,638
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       8,228       9,491      10,806
------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.98    $   8.17    $   6.79
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         635         715         776
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,835       6,684       6,910
------------------------------------------------------------------------------------------------
 EQ/Money Market
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 28.18    $  28.34    $  28.57
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,221       1,537       2,299
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,938       3,834       5,633
------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
------------------------------------------------------------------------------------------------
  Unit value                                                  $  4.43          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           3          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          20          --          --
------------------------------------------------------------------------------------------------
 EQ/Small Company Index
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.35    $  12.36    $   8.59
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,073       1,030         859
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,622       3,320       2,817
------------------------------------------------------------------------------------------------
 EQ/Small Company Value
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 22.79          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          31          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          72          --          --
------------------------------------------------------------------------------------------------
 EQ/TCW Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.99          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          10          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          17          --          --
------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
------------------------------------------------------------------------------------------------
  Unit value                                                  $  5.16          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          14          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          41          --          --
------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.64    $   8.72    $   5.67
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,948       1,871       1,807
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,845       4,287       3,992
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                        For the years ending December 31,
                                                            ---------------------------------------------------------
                                                                2001        2000        1999       1998       1997
---------------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.50    $  10.76    $  9.20    $  9.17          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       7,755       7,215      6,774      4,733          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.34          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          14          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         155          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  17.20    $  16.52    $ 14.98    $ 12.76     $ 11.60
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,681       3,305      2,567      1,009          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,603       5,888      5,766      4,389       1,182
---------------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.55    $  17.50    $ 20.23    $ 12.80     $ 10.86
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      14,032      15,833     13,783     10,607       4,609
---------------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.37    $  22.09    $ 27.59    $ 16.10     $ 12.13
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       7,229       8,254      6,114      1,942          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      13,726      16,073     13,671      9,117       3,327
---------------------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.71    $  10.51    $ 10.72         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         948       1,014        550         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       8,228       8,940      6,033         --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  28.61    $  28.00    $ 26.78    $ 25.92     $ 25.00
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,501       1,860      2,900      1,566          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       6,273       5,065      7,278      5,158       1,153
---------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.01    $  10.94    $ 11.48    $  9.64          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         899         989        756        284          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,131       3,340      2,922      1,610          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Value
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/TCW Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
---------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   6.11    $   6.53    $ 11.04    $  5.72          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,765       2,063      1,267        177          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,501       4,990      3,859      1,805          --
---------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 49 with the same daily asset charges of 1.50%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004



--------------------------------------------------------------------------------------------
                                                          For the years ending December 31,
                                                         -----------------------------------
                                                                    2004       2003
--------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
--------------------------------------------------------------------------------------------
  Unit value                                                     $  11.75    $ 10.67
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               5,787        212
--------------------------------------------------------------------------------------------
 AXA Conservative Allocation
--------------------------------------------------------------------------------------------
  Unit value                                                     $  10.77    $ 10.31
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               2,987        213
--------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
--------------------------------------------------------------------------------------------
  Unit value                                                     $  11.05    $ 10.41
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               6,175        444
--------------------------------------------------------------------------------------------
 AXA Moderate Allocation
--------------------------------------------------------------------------------------------
  Unit value                                                     $  11.26    $ 10.51
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              30,895      2,029
--------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
--------------------------------------------------------------------------------------------
  Unit value                                                     $  11.74    $ 10.67
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              23,331        995
--------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
--------------------------------------------------------------------------------------------
  Unit value                                                     $  11.78    $ 10.67
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                 658         70
--------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
--------------------------------------------------------------------------------------------
  Unit value                                                     $  10.41    $ 10.17
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               4,559        446
--------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
--------------------------------------------------------------------------------------------
  Unit value                                                     $  11.70    $ 10.59
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               2,001        124
--------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
--------------------------------------------------------------------------------------------
  Unit value                                                     $  11.34    $ 10.59
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               6,690        712
--------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
--------------------------------------------------------------------------------------------
  Unit value                                                     $  13.05    $ 11.24
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               2,692        191
--------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
--------------------------------------------------------------------------------------------
  Unit value                                                     $  11.43    $ 10.58
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                                 886        108
--------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
--------------------------------------------------------------------------------------------
  Unit value                                                     $  10.99    $ 10.46
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               1,909        136
--------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
--------------------------------------------------------------------------------------------
  Unit value                                                     $  12.48    $ 11.07
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               2,322        116
--------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
--------------------------------------------------------------------------------------------
  Unit value                                                     $  11.59    $ 10.53
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               2,441        274
--------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
--------------------------------------------------------------------------------------------
  Unit value                                                     $  12.48    $ 11.00
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               2,655        288
--------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
--------------------------------------------------------------------------------------------
  Unit value                                                     $  10.66    $ 10.31
--------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                               1,826        104
--------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



------------------------------------------------------------------------------------
                                                                For the years
                                                             ending December 31,
                                                            ------------------------
                                                                  2004        2003
------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
------------------------------------------------------------------------------------
  Unit value                                                 $  12.28    $ 10.93
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          10,684        698
------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
------------------------------------------------------------------------------------
  Unit value                                                 $  12.10    $ 10.93
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           5,753        452
------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
------------------------------------------------------------------------------------
  Unit value                                                 $  10.14    $ 10.10
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,082        216
------------------------------------------------------------------------------------
 EQ/Alliance International
------------------------------------------------------------------------------------
  Unit value                                                 $  13.03    $ 11.19
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,946        147
------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
------------------------------------------------------------------------------------
  Unit value                                                 $  11.05    $ 10.35
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             987         80
------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
------------------------------------------------------------------------------------
  Unit value                                                 $  10.42    $ 10.20
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,713        207
------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
------------------------------------------------------------------------------------
  Unit value                                                 $  12.08    $ 10.76
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,272        157
------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
------------------------------------------------------------------------------------
  Unit value                                                 $   7.56         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              91         --
------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
------------------------------------------------------------------------------------
  Unit value                                                 $  12.22    $ 10.94
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           7,621        544
------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------
  Unit value                                                 $   5.61         --
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             538         --
------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------
  Unit value                                                 $  10.71    $ 10.49
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             333          6
------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------
  Unit value                                                 $  10.82    $ 10.41
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             464         83
------------------------------------------------------------------------------------
 EQ/Capital Guardian International
------------------------------------------------------------------------------------
  Unit value                                                 $  12.51    $ 11.18
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,446        181
------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------
  Unit value                                                 $  11.72    $ 10.72
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,784        143
------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
------------------------------------------------------------------------------------
  Unit value                                                 $  11.62    $ 10.79
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           5,095        368
------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------
  Unit value                                                 $  11.69    $ 10.77
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           8,691        620
------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------
  Unit value                                                 $  11.27    $ 10.69
------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,795        120
------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



--------------------------------------------------------------------------------
                                                           For the years
                                                        ending December 31,
                                                       -------------------------
                                                             2004        2003
--------------------------------------------------------------------------------
 EQ/FI Mid Cap
--------------------------------------------------------------------------------
  Unit value                                             $ 12.96    $ 11.34
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      5,395        415
--------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
--------------------------------------------------------------------------------
  Unit value                                             $ 12.83    $ 11.05
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      4,167        314
--------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
--------------------------------------------------------------------------------
  Unit value                                             $ 10.46    $ 10.20
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      6,436        460
--------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
--------------------------------------------------------------------------------
  Unit value                                             $ 11.98    $ 10.97
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                        815         68
--------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
--------------------------------------------------------------------------------
  Unit value                                             $ 11.56    $ 10.47
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      1,141         54
--------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
--------------------------------------------------------------------------------
  Unit value                                             $ 12.61    $ 10.94
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      5,755        337
--------------------------------------------------------------------------------
 EQ/Marsico Focus
--------------------------------------------------------------------------------
  Unit value                                             $ 11.51    $ 10.58
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      7,104        642
--------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
--------------------------------------------------------------------------------
  Unit value                                             $ 11.90    $ 10.92
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      6,079        371
--------------------------------------------------------------------------------
 EQ/Mercury International Value
--------------------------------------------------------------------------------
  Unit value                                             $ 13.30    $ 11.10
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      2,381         55
--------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
--------------------------------------------------------------------------------
  Unit value                                             $ 11.36    $ 10.24
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                        800         49
--------------------------------------------------------------------------------
 EQ/MFS Investors Trust
--------------------------------------------------------------------------------
  Unit value                                             $ 11.60    $ 10.57
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                        742         69
--------------------------------------------------------------------------------
 EQ/Money Market
--------------------------------------------------------------------------------
  Unit value                                             $  9.89    $  9.97
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      5,781      1,312
--------------------------------------------------------------------------------
 EQ/Montag & Caldwell
--------------------------------------------------------------------------------
  Unit value                                             $  4.39         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                        144         --
--------------------------------------------------------------------------------
 EQ/Small Company Index
--------------------------------------------------------------------------------
  Unit value                                             $ 12.43    $ 10.72
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      2,712        208
--------------------------------------------------------------------------------
 EQ/Small Company Value
--------------------------------------------------------------------------------
  Unit value                                             $ 22.23         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                        190         --
--------------------------------------------------------------------------------
 EQ/TCW Equity
--------------------------------------------------------------------------------
  Unit value                                             $ 16.58         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                         92         --
--------------------------------------------------------------------------------
 EQ/UBS Growth and Income
--------------------------------------------------------------------------------
  Unit value                                             $  5.11         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                        140         --
--------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



--------------------------------------------------------------------------------
                                                         For the years
                                                      ending December 31,
                                                     ---------------------------
                                                           2004        2003
--------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------
  Unit value                                           $ 14.00    $ 11.49
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                    2,669        209
--------------------------------------------------------------------------------
 EQ/Wells Fargo Montgomery Small Cap
--------------------------------------------------------------------------------
  Unit value                                           $ 11.37         --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                       13         --
--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Accounts 45 and 49 with the daily asset charge of 1.55%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------------------------------
                                                                         For the years ending December 31,
                                                            ------------------------------------------------------------
                                                                 2004        2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.60          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          40          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         120          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.27          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         140          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         286          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.38          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         137          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         279          --          --          --          --
------------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 42.57     $ 39.77     $ 33.91     $ 39.47          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,498       2,668       2,816       1,417          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         659         461         279         110          --
------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 51.85     $ 46.99     $ 34.70     $ 49.56     $ 67.28
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          88          99         102         118          36
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         181         211         241         249         106
------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.13     $ 10.88     $ 10.65          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,721       1,778       1,483          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,470       1,625       1,594          --          --
------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.98     $  9.94     $  7.88          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         473         420         347          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         565         375         264          --          --
------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 28.41     $ 26.55     $ 22.00     $ 23.03     $ 23.23
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,146       1,144       1,013         696         145
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,924       2,218       1,906       1,632         432
------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.96     $ 10.30     $  7.79          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         473         456         346          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         411         323         108          --          --
------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.39     $  9.62     $  7.63          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         382         403         338          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         397         296         201          --          --
------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.15     $  8.71     $  6.77          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         712         701         571          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         930         759         424          --          --
------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.47     $ 10.18     $  7.89          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         613         560         565          --          --
------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         809         635         503          --          --
------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------------------------------
                                                                        For the years ending December 31,
                                                            ----------------------------------------------------------
                                                                2004       2003       2002        2001         2000
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   9.40   $   8.54   $   6.19           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,099      1,103        768           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        773        720        427           --           --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  11.54   $  10.18   $   7.35           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        995        827        678           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        720        545        364           --           --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   9.07   $   8.77   $   5.65           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      2,185        284        150           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      3,478        278        386           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 224.21   $ 199.56   $ 135.53     $ 206.51     $ 235.03
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        469        489        510          468          217
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        430        484        521          499          204
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  27.65   $  24.98   $  19.46     $  25.10     $  25.90
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      4,595      5,025      5,500        4,363        1,223
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        589        535        298           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  18.13   $  18.07   $  17.97     $  16.81     $  15.83
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,603      4,546      5,993        2,919          269
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,061      1,357      1,226           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance International
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  13.03   $  11.20   $   8.42     $   9.51     $  12.60
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,983      4,195      3,915          702          389
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,008      1,052        135           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   6.21   $   5.82   $   4.80     $   7.08     $   9.46
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      5,347      6,234      6,946        6,887        3,355
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     10,421     11,828     13,521       14,217        6,200
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.54   $  15.21   $  14.92           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        489        495        429           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        480        519        474           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.12   $  13.48   $   9.71     $  14.14     $  16.56
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,054      3,346      3,468        2,681          825
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,313      2,809      3,037        2,971        1,248
----------------------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   7.53         --         --           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         30         --         --           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         11         --         --           --           --
----------------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  14.21   $  12.72   $  10.04     $  11.80     $  11.63
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,414      3,447      3,347        1,416           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,823      6,106      6,520        4,851        1,119
----------------------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   5.59         --         --           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         71         --         --           --           --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        306         --         --           --           --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



-------------------------------------------------------------------------------------------------------------------
                                                                       For the years ending December 31,
                                                            -------------------------------------------------------
                                                                2004       2003       2002       2001        2000
-------------------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.03    $  7.87    $  6.25    $  8.63          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         30         38         35          3          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         88        101         79         19          --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.75         --         --         --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         25         --         --         --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,815         --         --         --          --
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.56    $  9.44    $  7.23    $  8.65     $ 11.10
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        328        238        100         --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,863      2,832      2,786      2,530       1,050
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.18    $ 10.23    $  7.91    $ 10.66     $ 11.05
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,594      1,685      1,728        283         110
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      6,418      6,957      7,543      2,052         628
-------------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.97    $ 10.19    $  7.59    $ 10.10     $ 10.47
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,430      1,359      1,058        339         110
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      4,473      4,616      4,470      3,790       1,311
-------------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 25.07    $ 23.10    $ 18.36    $ 24.03     $ 27.79
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,508      1,538      1,539      1,082         421
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      4,345      4,750      5,020      4,534       1,524
-------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.23    $  7,80    $  5.74    $  7.67     $  9.39
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        647        514        419        233          39
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        400        500        378        182          47
-------------------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.04    $  9.67    $  6.84    $  8.52     $  9.99
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      3,046      3,156      2,863      1,550          58
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      4,997      5,343      5,392      4,418         609
-------------------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 14.18    $ 12.22    $  9.32    $ 11.09     $ 10.84
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      4,357      4,738      5,068      2,457          70
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      3,574      3,783      4,067      3,015         198
-------------------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.65    $ 13.32    $ 13.09    $ 12.13     $ 11.41
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,172      1,191      1,232         --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      8,979     10,672     12,695      8,943       1,427
-------------------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.99    $ 11.90    $  9.53    $ 11.97     $ 13.04
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        509        568        620        398          80
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,234      6,009      6,939      6,123       1,419
-------------------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.97    $  5.41    $  4.36    $  6.36     $  8.39
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,916      2,241      2,509      1,651         182
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,897      6,804      7,940      7,216       1,134
-------------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
-------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.39    $ 14.22    $ 10.51    $ 12.39     $ 10.69
-------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        837        707        482         --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      3,013      3,182      3,460      2,447         588
-------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------------------------------
                                                                        For the years ending December 31,
                                                            ----------------------------------------------------------
                                                                 2004        2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.86     $ 12.74    $  9.87     $ 11.33          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,261       1,331        616          32          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,251       1,338        701          89          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 19.65     $ 18.05    $ 13.98     $ 17.04     $ 16.40
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,719       2,785      2,900       1,793         275
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,430       1,339      1,334       1,071         299
----------------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.63     $ 13.89    $ 11.02     $ 13.42     $ 17.37
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,121       1,114      1,121          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,356       3,673      4,227       4,268       2,110
----------------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.99     $ 11.72    $  9.20     $ 14.23     $ 21.92
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,652       1,886      2,080       2,260       1,301
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,867       3,344      3,796       4,345       2,112
----------------------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.87     $  8.08    $  6.73     $  8.66     $ 10.47
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         599         642        706         584         298
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,788       6,613      7,231       7,160       2,262
----------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 26.87     $ 27.08    $ 27.35     $ 27.44     $ 26.91
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,317       1,572      2,248       2,060         571
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,306       3,186      4,967       4,110         826
----------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  4.38          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           3          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           6          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.15     $ 12.21    $  8.50     $ 10.92     $ 10.87
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         783         789        660         361         106
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,001       1,152        974         825         270
----------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 22.05          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          30          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          63          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/TCW Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 16.44          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           9          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  5.10          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           6          --         --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.48     $  8.61    $  5.61     $  6.06     $  6.49
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,556       1,439      1,441       1,014         541
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,515       1,462      1,464       1,482         881
----------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Accounts 45 and 49 with the same daily asset charges of 1.60%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------
                                                                 Years Ended December 31,
                                                            ------------------------------------
                                                                2004        2003        2002
------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.59          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          24          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         726          --          --
------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.27          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          63          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         686          --          --
------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.37          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         279          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         787          --          --
------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 42.17     $ 39.41     $ 33.62
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,400       1,489       1,564
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,907       2,733         598
------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.61          --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         180          --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,664          --          --
------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 51.36     $ 46.56     $ 34.41
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          74          79          66
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         388         429         338
------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.11     $ 10.87     $ 10.64
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,124       1,240       1,234
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       8,293       8,217       3,282
------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.96     $  9.93     $  7.88
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         301         265         189
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,231       1,758         398
------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 28.15     $ 26.32     $ 21.83
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         647         634         511
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,526       5,467       2,248
------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.94     $ 10.29     $  7.79
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         460         371         286
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,160       1,684         553
------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.37     $  9.61     $  7.62
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         255         249         213
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,038       1,850         635
------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.13     $  8.70     $  6.77
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         384         385         283
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,852       4,258       1,299
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                             Years Ended December 31,
                                                            ----------------------------------------------------------
                                                                2001        2000        1999        1998        1997
----------------------------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 39.15          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,005          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          97          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 49.16     $ 66.77     $ 78.30     $ 67.13     $ 68.19
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          73          65          16          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         402         420         141          16          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 22.86     $ 23.07     $ 25.73     $ 27.12     $ 29.13
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         500         219          35          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,835       1,211         574         170           2
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------------------
                                                                       Years Ended December 31,
                                                            ----------------------------------------------
                                                                2004        2003        2002        2001
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.46    $  10.17   $   7.89           --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         304         297        292           --
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,712       3,848      1,272           --
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.38    $   8.53   $   6.18           --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         503         538        344           --
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       6,078       5,628      1,488           --
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.53    $  10.17   $   7.35           --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         575         467        381           --
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,059       3,927      1,262           --
----------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.05    $   8.76   $   5.65           --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,346         281         96           --
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,725       1,117        205           --
----------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 220.94    $ 196.75   $ 133.70     $ 203.81
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         275         301        314          380
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         683         689        581          661
----------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  27.49    $  24.85   $  19.37     $  25.00
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,231       2,534      2,830        3,407
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,420       3,013      1,002           --
----------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  18.01    $  17.95   $  17.86     $  16.72
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       2,200       2,818      3,868        2,545
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,326       3,448      2,501           --
----------------------------------------------------------------------------------------------------------
 EQ/Alliance International
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.97    $  11.15   $   8.38     $   9.48
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,745       1,928      1,910          404
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,337       4,026        604           --
----------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   6.19    $   5.81   $   4.79     $   7.07
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,283       3,962      4,522        5,608
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      15,822      17,115     16,550       18,765
----------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  15.45    $  15.13   $  14.85           --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         279         282        347           --
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,951       3,122      1,064           --
----------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  15.07    $  13.43   $   9.69     $  14.11
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,230       1,362      1,384        1,276
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,346       4,534      3,377        3,423
----------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $   7.51          --         --           --
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          11          --         --           --
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          22          --         --           --
----------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
----------------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.16    $  12.68   $  10.01     $  11.78
----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,814       1,839      1,712        1,138
----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      17,155      15,959      8,615        6,000
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                         Years Ended December 31,
                                                            -------------------------------------------------
                                                                 2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 232.08     $ 275.01     $ 223.79     $ 176.22
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          310           66           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          618          255           35            1
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  25.80     $  24.13           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        1,662          342           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  15.75     $  14.70           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          486           59           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance International
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  12.56     $  16.61           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          302           38           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $   9.45     $  11.77           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        4,909        1,112           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       17,412        5,630           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  16.53     $  14.78     $  11.77     $  12.52
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          718           30           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        3,189          818          211           --
-------------------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
-------------------------------------------------------------------------------------------------------------
  Unit value                                                        --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
-------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  11.61     $  12.04     $  11.81           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           --           --           --           --
-------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        3,700        1,532          315           --
-------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



------------------------------------------------------------------------------------------------------
                                                                     Years Ended December 31,
                                                            ------------------------------------------
                                                                2004       2003       2002       2001
------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.57         --         --         --
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         56         --         --         --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        370         --         --         --
------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.01    $  7.86    $  6.24    $  8.62
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         11         25         38          6
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        498        478        128         13
------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.71    $ 11.27    $  9.24    $ 12.75
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         29         39         16         --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,715      2,971      2,171      2,221
------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.53    $  9.42    $  7.22    $  8.64
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        193        146         59         --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     11,933     10,611      5,973      5,697
------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.14    $ 10.21    $  7.89    $ 10.65
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        867        896        961        166
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     12,694     12,682      9,408      3,151
------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.94    $ 10.17    $  7.57    $ 10.09
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        805        770        643        337
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     15,720     14,963      8,308      6,886
------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 24.94    $ 22.99    $ 18.28    $ 23.93
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        968      1,030      1,042      1,038
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     11,584     11,512      7,152      6,601
------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.20    $  7.79    $  5.73    $  7.66
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        242        184        143         90
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,500      2,016        424        141
------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.02    $  9.65    $  6.83    $  8.51
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,558      1,665      1,471        932
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     11,422     10,509      4,322      2,644
------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 14.13    $ 12.18    $  9.29    $ 11.07
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,805      2,005      2,145      1,487
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      7,736      7,229      3,714      2,090
------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.60    $ 13.28    $ 13.05    $ 12.10
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        748        804        702         --
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)     15,208     16,175     13,419     10,537
------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.94    $ 11.86    $  9.51    $ 11.94
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        338        377        359        287
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      5,325      5,701      4,777      4,156
------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
------------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.96    $  5.40    $  4.36    $  6.36
------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,047      1,206      1,333      1,187
------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      6,714      6,805      4,722      3,856
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                       Years Ended December 31,
                                                            -----------------------------------------------
                                                                2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
-----------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-----------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 17.16     $ 21.20     $ 16.54     $ 12.33
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,658         576         282          --
-----------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.09     $ 13.93          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,514       1,286          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.04     $ 10.60          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         112          13          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       2,953         987          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.46     $ 10.26          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         155          31          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,538       2,436          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 27.69          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         734          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       6,057          --          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.38     $ 10.80          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          17           8          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          78           6          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.99          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         126          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         617          --          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.82     $ 10.45          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          87          18          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         251          --          --          --
-----------------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.40     $ 10.39     $ 10.73          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,112       2,026         379          --
-----------------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.02     $ 12.39     $ 12.76     $ 11.50
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         124          12          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,755         978         714          17
-----------------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
-----------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.39          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         295          --          --          --
-----------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,315          --          --          --
-----------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004.



----------------------------------------------------------------------------------------------------
                                                                 Years Ended December 31,
                                                            ----------------------------------------
                                                                2004        2003        2002
----------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
----------------------------------------------------------------------------------------------------
  Unit value                                                 $  16.33    $  14.17     $ 10.49
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         499         370         275
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       7,850       7,354       5,021
----------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
----------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.84    $  12.72     $  9.86
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         676         685         427
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      11,463      10,296       2,423
----------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
----------------------------------------------------------------------------------------------------
  Unit value                                                 $  19.58    $  17.99     $ 13.94
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,213       1,296       1,419
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,909       4,335       2,235
----------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
----------------------------------------------------------------------------------------------------
  Unit value                                                 $  16.57    $  13.84     $ 10.98
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         468         487         498
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,077       5,316       3,555
----------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
----------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.94    $  11.68     $  9.18
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,142       1,345       1,556
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,258       4,710       4,661
----------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
----------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.84    $   8.07     $  6.72
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         421         474         474
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       8,941       9,707       8,237
----------------------------------------------------------------------------------------------------
 EQ/Money Market
----------------------------------------------------------------------------------------------------
  Unit value                                                 $  26.55    $  26.78     $ 27.06
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,478       1,911       2,863
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,693       6,370       9,288
----------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
----------------------------------------------------------------------------------------------------
  Unit value                                                 $   4.36          --          --
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           3          --          --
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          19          --          --
----------------------------------------------------------------------------------------------------
 EQ/Small Company Index
----------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.10    $  12.18     $  8.48
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         378         358         240
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        3.996      4,084       1,913
----------------------------------------------------------------------------------------------------
 EQ/Small Company Value
----------------------------------------------------------------------------------------------------
  Unit value                                                 $  21.86          --          --
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          21          --          --
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          74          --          --
----------------------------------------------------------------------------------------------------
 EQ/TCW Equity
----------------------------------------------------------------------------------------------------
  Unit value                                                 $  16.30          --          --
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           2          --          --
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          19          --          --
----------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
----------------------------------------------------------------------------------------------------
  Unit value                                                 $   5.08          --          --
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)           4          --          --
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          69          --          --
----------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
----------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.45    $   8.58     $  5.59
----------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         860         837         857
----------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       4,587       4,232       2,823
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                            Years Ended December 31,
                                                            ----------------------------------------------------------
                                                                2001        2000        1999       1998       1997
----------------------------------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.37     $ 10.68    $  9.15    $  9.14          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,274       2,109         98        344          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Marsico Focus
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.33          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          24          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          78          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  17.00     $ 16.37    $ 14.88    $ 12.71     $ 11.58
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,305         431        163         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,559       1,079        173         --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.39     $ 17.34    $ 20.10    $ 12.75     $ 10.84
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,126       2,033        771        422           4
----------------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.20     $ 21.88    $ 27.40    $ 16.03     $ 12.11
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       1,966       1,834        383         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       5,707       5,759      1,680        200           2
----------------------------------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.64     $ 10.45    $ 10.70         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         543         359        103         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       8,655       7,052      2,906         --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Money Market
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  27.16     $ 26.65    $ 25.55    $ 24.80     $ 23.98
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       3,954       1,882        549         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      13,759          --      9,875      5,805         349
----------------------------------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Index
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.90     $ 10.86    $ 11.42    $  9.61          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         239         113         23         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       1,535       1,382        522        211          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Small Company Value
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/TCW Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          --          --         --         --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   6.04     $  6.47    $ 10.97    $  5.70          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         821         715        126         --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)       3,043       2,958        962        203          --
----------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 49 with the same daily asset charges of 1.65%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004



----------------------------------------------------------------------------
                                                      For the years
                                                   ending December 31,
                                                  --------------------------
                                                       2004          2003
----------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------
  Unit value                                      $  11.72     $  10.66
----------------------------------------------------------------------------
  Number of units outstanding (000's)                4,674          195
----------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------
  Unit value                                      $  10.75     $  10.31
----------------------------------------------------------------------------
  Number of units outstanding (000's)                1,736          116
----------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------
  Unit value                                      $  11.03     $  10.41
----------------------------------------------------------------------------
  Number of units outstanding (000's)                3,928          215
----------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------
  Unit value                                      $  11.24     $  10.51
----------------------------------------------------------------------------
  Number of units outstanding (000's)               21,440          970
----------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
----------------------------------------------------------------------------
  Unit value                                      $  11.72     $  10.67
----------------------------------------------------------------------------
  Number of units outstanding (000's)               21,528          560
----------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
----------------------------------------------------------------------------
  Unit value                                      $  11.75     $  10.66
----------------------------------------------------------------------------
  Number of units outstanding (000's)                  210           15
----------------------------------------------------------------------------
 AXA Premier VIP Core Bond
----------------------------------------------------------------------------
  Unit value                                      $  10.38     $  10.16
----------------------------------------------------------------------------
  Number of units outstanding (000's)                2,210          301
----------------------------------------------------------------------------
 AXA Premier VIP Health Care
----------------------------------------------------------------------------
  Unit value                                      $  11.67     $  10.59
----------------------------------------------------------------------------
  Number of units outstanding (000's)                  716           86
----------------------------------------------------------------------------
 AXA Premier VIP High Yield
----------------------------------------------------------------------------
  Unit value                                      $  11.32     $  10.59
----------------------------------------------------------------------------
  Number of units outstanding (000's)                3,135          282
----------------------------------------------------------------------------
 AXA Premier VIP International Equity
----------------------------------------------------------------------------
  Unit value                                      $  13.02     $  11.23
----------------------------------------------------------------------------
  Number of units outstanding (000's)                1,127           65
----------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
----------------------------------------------------------------------------
  Unit value                                      $  11.41     $  10.58
----------------------------------------------------------------------------
  Number of units outstanding (000's)                  456           20
----------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
----------------------------------------------------------------------------
  Unit value                                      $  10.97     $  10.45
----------------------------------------------------------------------------
  Number of units outstanding (000's)                1,141           59
----------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
----------------------------------------------------------------------------
  Unit value                                      $  12.46     $  11.07
----------------------------------------------------------------------------
  Number of units outstanding (000's)                1,455           59
----------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
----------------------------------------------------------------------------
  Unit value                                      $  11.57     $  10.53
----------------------------------------------------------------------------
  Number of units outstanding (000's)                1,381           97
----------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
----------------------------------------------------------------------------
  Unit value                                      $  12.45     $  10.99
----------------------------------------------------------------------------
  Number of units outstanding (000's)                1,506          103
----------------------------------------------------------------------------
 AXA Premier VIP Technology
----------------------------------------------------------------------------
  Unit value                                      $  10.64     $  10.31
----------------------------------------------------------------------------
  Number of units outstanding (000's)                  675           35
----------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



--------------------------------------------------------------------------------
                                                          For the years
                                                       ending December 31,
                                                      --------------------------
                                                           2004          2003
--------------------------------------------------------------------------------
 EQ/Alliance Common Stock
--------------------------------------------------------------------------------
  Unit value                                          $ 12.26      $  10.92
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   2,957           158
--------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
--------------------------------------------------------------------------------
  Unit value                                          $ 12.07      $  10.92
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   2,227           127
--------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
--------------------------------------------------------------------------------
  Unit value                                          $ 10.12      $  10.09
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                     905            69
--------------------------------------------------------------------------------
 EQ/Alliance International
--------------------------------------------------------------------------------
  Unit value                                          $ 13.00      $  11.19
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   1,270            66
--------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
--------------------------------------------------------------------------------
  Unit value                                          $ 11.02      $  10.34
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                     595            44
--------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
--------------------------------------------------------------------------------
  Unit value                                          $ 10.40      $  10.20
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   1,119            95
--------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
--------------------------------------------------------------------------------
  Unit value                                          $ 12.06      $  10.75
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                     913            81
--------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
--------------------------------------------------------------------------------
  Unit value                                          $  7.49            --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      31            --
--------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
--------------------------------------------------------------------------------
  Unit value                                          $ 12.20      $  10.93
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   5,080           310
--------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
--------------------------------------------------------------------------------
  Unit value                                          $  5.55            --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                     208            --
--------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
--------------------------------------------------------------------------------
  Unit value                                          $ 10.68      $  10.49
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                     194             5
--------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
--------------------------------------------------------------------------------
  Unit value                                          $ 10.80      $  10.41
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                     273            15
--------------------------------------------------------------------------------
 EQ/Capital Guardian International
--------------------------------------------------------------------------------
  Unit value                                          $ 12.48      $  11.17
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   3,564           178
--------------------------------------------------------------------------------
 EQ/Capital Guardian Research
--------------------------------------------------------------------------------
  Unit value                                          $ 11.69      $  10.72
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   2,900            86
--------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
--------------------------------------------------------------------------------
  Unit value                                          $ 11.60      $  10.79
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   4,402           275
--------------------------------------------------------------------------------
 EQ/Equity 500 Index
--------------------------------------------------------------------------------
  Unit value                                          $ 11.67      $  10.76
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   4,181           204
--------------------------------------------------------------------------------
 EQ/Evergreen Omega
--------------------------------------------------------------------------------
  Unit value                                          $ 11.25      $  10.69
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   1,146           126
--------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



--------------------------------------------------------------------------------
                                                        For the years
                                                     ending December 31,
                                                  ------------------------------
                                                         2004          2003
--------------------------------------------------------------------------------
 EQ/FI Mid Cap
--------------------------------------------------------------------------------
  Unit value                                        $ 12.93      $  11.33
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,260           291
--------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
--------------------------------------------------------------------------------
  Unit value                                        $ 12.80      $  11.04
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,213           149
--------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
--------------------------------------------------------------------------------
  Unit value                                        $ 10.44      $  10.20
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,501           284
--------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
--------------------------------------------------------------------------------
  Unit value                                        $ 11.96      $  10.97
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   473            42
--------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
--------------------------------------------------------------------------------
  Unit value                                        $ 11.54      $  10.46
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   449            46
--------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
--------------------------------------------------------------------------------
  Unit value                                        $ 12.59      $  10.93
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,979           191
--------------------------------------------------------------------------------
 EQ/Marsico Focus
--------------------------------------------------------------------------------
  Unit value                                        $ 11.49      $  10.57
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 5,249           435
--------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
--------------------------------------------------------------------------------
  Unit value                                        $ 11.87      $  10.92
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,020           210
--------------------------------------------------------------------------------
 EQ/Mercury International Value
--------------------------------------------------------------------------------
  Unit value                                        $ 13.27      $  11.09
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,161            30
--------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
--------------------------------------------------------------------------------
  Unit value                                        $ 11.34      $  10.24
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   369            29
--------------------------------------------------------------------------------
 EQ/MFS Investors Trust
--------------------------------------------------------------------------------
  Unit value                                        $ 11.58      $  10.57
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                   643            69
--------------------------------------------------------------------------------
 EQ/Money Market
--------------------------------------------------------------------------------
  Unit value                                        $  9.87      $   9.96
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,005            42
--------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
--------------------------------------------------------------------------------
  Unit value                                        $  4.35            --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                    38            --
--------------------------------------------------------------------------------
 EQ/Small Company Index
--------------------------------------------------------------------------------
  Unit value                                        $ 12.40      $  10.71
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,215            79
--------------------------------------------------------------------------------
 EQ/Small Company Value
--------------------------------------------------------------------------------
  Unit value                                        $ 21.68            --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                    76            --
--------------------------------------------------------------------------------
 EQ/TCW Equity
--------------------------------------------------------------------------------
  Unit value                                        $ 16.17            --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                    22            --
--------------------------------------------------------------------------------
 EQ/UBS Growth and Income
--------------------------------------------------------------------------------
  Unit value                                        $  5.07            --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                    71            --
--------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



--------------------------------------------------------------------------------
                                                         For the years
                                                      ending December 31,
                                                   -----------------------------
                                                          2004          2003
--------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------
  Unit value                                         $ 13.97      $  11.48
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,047            46
--------------------------------------------------------------------------------
 EQ/Wells Fargo Montgomery Small Cap
--------------------------------------------------------------------------------
  Unit value                                         $ 11.36            --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                      6            --
--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 45 and 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004



------------------------------------------------------------------------------------------------
                                                                  For the years ending
                                                                      December 31,
                                                            ------------------------------------
                                                                 2004       2003        2002
------------------------------------------------------------------------------------------------
 AXA Aggressive Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.72    $ 10.66          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         13         --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        656         32          --
------------------------------------------------------------------------------------------------
 AXA Conservative Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.74    $ 10.30          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          5         --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        281          1          --
------------------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.02    $ 10.41          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        414         84          --
------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 41.36    $ 38.70     $ 33.05
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          8          9          13
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        893        383          86
------------------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.71    $ 10.66          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,788         46          --
------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 50.38    $ 45.72     $ 33.82
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          2          2           2
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         28         10           4
------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.07    $ 10.84     $ 10.63
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         11         19          23
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,424      1,202         628
------------------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.93    $  9.91     $  7.87
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         10         11           7
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        284        143          57
------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 27.64    $ 25.87     $ 21.48
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         14         20          21
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        771        557         125
------------------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.90    $ 10.27     $  7.78
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          1          1          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        806        360         135
------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.34    $  9.59     $  7.61
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          3          3           3
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        272        238         104
------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
------------------------------------------------------------------------------------------------
  Unit value                                                 $  9.10    $  8.68     $  6.76
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         27         27          21
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        876        792         408
------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



------------------------------------------------------------------------------------------------
                                                                  For the years ending
                                                                      December 31,
                                                            ------------------------------------
                                                                 2004       2003        2002
------------------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
------------------------------------------------------------------------------------------------
  Unit value                                                $  11.42   $  10.15    $   7.88
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         45         45          36
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,242        726         316
------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
------------------------------------------------------------------------------------------------
  Unit value                                                $   9.35   $   8.52    $   6.18
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          6          8           8
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,055        731         292
------------------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
------------------------------------------------------------------------------------------------
  Unit value                                                $  11.49   $  10.15    $   7.34
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         29         30          23
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,011        560         206
------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
------------------------------------------------------------------------------------------------
  Unit value                                                $   9.02   $   8.74    $   5.64
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         15         14          10
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        306         98          14
------------------------------------------------------------------------------------------------
 EQ/Alliance Common Stock
------------------------------------------------------------------------------------------------
  Unit value                                                $ 214.55   $ 191.26    $ 130.09
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          3          4           6
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         64         29           9
------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
------------------------------------------------------------------------------------------------
  Unit value                                                $  27.18   $  24.60    $  19.19
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         32         39          43
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        549        371         133
------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
------------------------------------------------------------------------------------------------
  Unit value                                                $  17.76   $  17.72    $  17.65
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         67         84         146
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        416        458         259
------------------------------------------------------------------------------------------------
 EQ/Alliance International
------------------------------------------------------------------------------------------------
  Unit value                                                $  12.84   $  11.05    $   8.32
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         13         20          20
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        649        530         142
------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
------------------------------------------------------------------------------------------------
  Unit value                                                $   6.16   $   5.78    $   4.77
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         17         24          22
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        981        856         341
------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
------------------------------------------------------------------------------------------------
  Unit value                                                $  15.27   $  14.97    $  14.71
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         17         14          17
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        555        512         198
------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
------------------------------------------------------------------------------------------------
  Unit value                                                $  14.95   $  13.34    $   9.63
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         20         25          28
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        312        478         121
------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
------------------------------------------------------------------------------------------------
  Unit value                                                $   7.46         --          --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --          --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         59         --          --
------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
------------------------------------------------------------------------------------------------
  Unit value                                                $  14.06   $  12.60    $   9.96
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         49         54          60
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,169      1,481         530
------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



------------------------------------------------------------------------------------------------
                                                                 For the years ending
                                                                     December 31,
                                                            ------------------------------------
                                                                 2004       2003       2002
------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.54         --        --
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --        --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         15         --        --
------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
------------------------------------------------------------------------------------------------
  Unit value                                                 $  7.96    $  7.82   $  6.22
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          1          1        --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        204        249        42
------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.62    $ 11.20   $  9.19
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --        --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        160        164        40
------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.47    $  9.38   $  7.19
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --        --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,926      1,026       282
------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.08    $ 10.16   $  7.86
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          1         --        --
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,200        776       200
------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.87    $ 10.12   $  7.55
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         14         16        10
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      2,037      1,222       345
------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 24.66    $ 22.76   $ 18.11
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         13         16        10
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,386      1,074       399
------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.15    $  7.75   $  5.70
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          1          2         4
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        377        218        32
------------------------------------------------------------------------------------------------
 EQ/FI Mid Cap
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.97    $  9.62   $  6.81
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         38         41        39
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,391        883       285
------------------------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 14.02    $ 12.10   $  9.24
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         26         31        36
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,007        636       237
------------------------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.50    $ 13.20   $ 12.99
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          8          7         9
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,343      1,175       441
------------------------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
------------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.84    $ 11.78   $  9.45
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         11         16        13
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        370        307       128
------------------------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.93    $  5.38   $  4.35
------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         25         27        24
------------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         70        561       192
------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



----------------------------------------------------------------------------------------------
                                                                  For the years ending
                                                                      December 31,
                                                            ----------------------------------
                                                                 2004       2003        2002
----------------------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.22    $ 14.09     $ 10.43
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          5          7           8
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        884        641         270
----------------------------------------------------------------------------------------------
 EQ/Marsico Focus
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.79    $ 12.69     $  9.85
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         11         16           8
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)      1,938      1,510         386
----------------------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 19.43    $ 17.87     $ 13.86
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         21         25          32
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        802        502         184
----------------------------------------------------------------------------------------------
 EQ/Mercury International Value
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.44    $ 13.75     $ 10.92
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          3          6           4
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        522        441         161
----------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.84    $ 11.60     $  9.12
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          2          5           7
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        149         93          38
----------------------------------------------------------------------------------------------
 EQ/MFS Investors Trust
----------------------------------------------------------------------------------------------
  Unit value                                                 $  8.79    $  8.03     $  6.69
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        610        598         229
----------------------------------------------------------------------------------------------
 EQ/Money Market
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 25.92    $ 26.17     $ 26.47
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         15         37          57
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        349        434         630
----------------------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
----------------------------------------------------------------------------------------------
  Unit value                                                 $  4.34         --          --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         22         --          --
----------------------------------------------------------------------------------------------
 EQ/Small Company Index
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 14.00    $ 12.10     $  8.44
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         11         10           8
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        575        449         122
----------------------------------------------------------------------------------------------
 EQ/Small Company Value
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 21.50         --          --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          9         --          --
----------------------------------------------------------------------------------------------
 EQ/TCW Equity
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.03         --          --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          6         --          --
----------------------------------------------------------------------------------------------
 EQ/UBS Growth and Income
----------------------------------------------------------------------------------------------
  Unit value                                                 $  5.05         --          --
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --         --          --
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)         --         --          --
----------------------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
----------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.37    $  8.53     $  5.56
----------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --          6           6
----------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)        609        457          69
----------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



------------------------------------------------------------------------------------------
                                                                 For the years ending
                                                                     December 31,
                                                            ------------------------------
                                                              2004       2003       2002
------------------------------------------------------------------------------------------
 EQ/Wells Fargo Montgomery Small Cap
------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.36      --         --
------------------------------------------------------------------------------------------
  Separate Account 49 number of units outstanding (000's)          1      --         --
------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account 45 and 49 with the same daily asset charges of 1.80%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004



----------------------------------------------------------------------------------------
                                                For the years ending December 31,
                                              ------------------------------------------
                                              2004        2003        2002        2001
----------------------------------------------------------------------------------------
 AXA Aggressive Allocation
----------------------------------------------------------------------------------------
  Unit value                              $  10.57          --          --          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --          --          --          --
----------------------------------------------------------------------------------------
 AXA Conservative Allocation
----------------------------------------------------------------------------------------
  Unit value                              $  10.25          --          --          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            6          --          --          --
----------------------------------------------------------------------------------------
 AXA Conservative-Plus Allocation
----------------------------------------------------------------------------------------
  Unit value                              $  10.35          --          --          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1          --          --          --
----------------------------------------------------------------------------------------
 AXA Moderate Allocation
----------------------------------------------------------------------------------------
  Unit value                              $  40.57     $ 38.00     $ 32.48     $ 37.90
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           35          25          24           7
----------------------------------------------------------------------------------------
 AXA Moderate-Plus Allocation
----------------------------------------------------------------------------------------
  Unit value                              $  10.59          --          --          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1          --          --          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
----------------------------------------------------------------------------------------
  Unit value                              $  49.42     $ 44.89     $ 33.24     $ 47.59
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1           1           1           1
----------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond
----------------------------------------------------------------------------------------
  Unit value                              $  11.04     $ 10.82     $ 10.62          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)          139         146         211          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Health Care
----------------------------------------------------------------------------------------
  Unit value                              $  10.89     $  9.89     $  7.86          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           38          32          20          --
----------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
----------------------------------------------------------------------------------------
  Unit value                                 27.14     $ 25.43     $ 21.13     $ 22.17
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           73          57          49          --
----------------------------------------------------------------------------------------
 AXA Premier VIP International Equity
----------------------------------------------------------------------------------------
  Unit value                              $  11.87     $ 10.25     $  7.77          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           23           7           8          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Core Equity
----------------------------------------------------------------------------------------
  Unit value                              $  10.31     $  9.57     $  7.61          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           33          28          30          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Growth
----------------------------------------------------------------------------------------
  Unit value                              $   9.08     $  8.66     $  6.76          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           96          83          60          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Large Cap Value
----------------------------------------------------------------------------------------
  Unit value                              $  11.39     $ 10.13     $  7.87          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           84          81          71          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Growth
----------------------------------------------------------------------------------------
  Unit value                              $   9.32     $  8.50     $  6.17          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           38          28          23          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Small/Mid Cap Value
----------------------------------------------------------------------------------------
  Unit value                              $  11.46     $ 10.13     $  7.34          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           51          42          35          --
----------------------------------------------------------------------------------------
 AXA Premier VIP Technology
----------------------------------------------------------------------------------------
  Unit value                              $   9.00     $  8.73     $  5.64          --
----------------------------------------------------------------------------------------
  Number of units outstanding (000's)           35           5           5          --
----------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



-----------------------------------------------------------------------------------------------------
                                                           For the years ending December 31,
                                                  ---------------------------------------------------
                                                        2004         2003         2002         2001
 EQ/Alliance Common Stock
-----------------------------------------------------------------------------------------------------
  Unit value                                        $ 208.33     $ 185.90     $ 126.58     $ 193.35
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      5            5            6            1
-----------------------------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  26.87     $  24.34     $  19.01           --
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     52           57           52           --
-----------------------------------------------------------------------------------------------------
 EQ/Alliance Intermediate Government Securities
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  17.51     $  17.49     $  17.44           --
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     12           18           11           --
-----------------------------------------------------------------------------------------------------
 EQ/Alliance International
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  12.71     $  10.96     $   8.25           --
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     26           30            6           --
-----------------------------------------------------------------------------------------------------
 EQ/Alliance Large Cap Growth
-----------------------------------------------------------------------------------------------------
  Unit value                                        $   6.12     $   5.75     $   4.76     $   7.03
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    339          370          390           81
-----------------------------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  15.10     $  14.82     $  14.58           --
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     12           12           15           --
-----------------------------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  14.83     $  13.25     $   9.57     $  13.98
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     44           48           60            6
-----------------------------------------------------------------------------------------------------
 EQ/Bear Stearns Small Company Growth
-----------------------------------------------------------------------------------------------------
  Unit value                                        $   7.42           --           --           --
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --           --
-----------------------------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  13.96     $  12.53     $   9.91     $  11.68
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    235          245          252           46
-----------------------------------------------------------------------------------------------------
 EQ/Boston Advisors Equity Income
-----------------------------------------------------------------------------------------------------
  Unit value                                        $   5.50           --           --           --
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     --           --           --           --
-----------------------------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible
-----------------------------------------------------------------------------------------------------
  Unit value                                        $   7.92     $   7.79     $   6.20     $   8.58
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      2            3            3           --
-----------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Growth
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  11.52     $  11.12     $   9.14     $  12.63
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     14           16           20           11
-----------------------------------------------------------------------------------------------------
 EQ/Capital Guardian International
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  10.41     $   9.33     $   7.16     $   8.59
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     70           47           41           10
-----------------------------------------------------------------------------------------------------
 EQ/Capital Guardian Research
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  11.02     $  10.11     $   7.83     $  10.59
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     82           79           92           18
-----------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U. S. Equity
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  10.81     $  10.07     $   7.52     $  10.03
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    113          120          114           21
-----------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
-----------------------------------------------------------------------------------------------------
  Unit value                                        $  24.39     $  22.53     $  17.95     $  23.56
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    270          285          297           57
-----------------------------------------------------------------------------------------------------
 EQ/Evergreen Omega
-----------------------------------------------------------------------------------------------------
  Unit value                                        $   8.10     $   7.71     $   5.68     $   7.61
-----------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      8            9            5            1
-----------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



-----------------------------------------------------------------------------------
                                            For the years ending December 31,
                                        -------------------------------------------
                                           2004       2003      2002       2001
-----------------------------------------------------------------------------------
 EQ/FI Mid Cap
-----------------------------------------------------------------------------------
  Unit value                              $ 10.92   $  9.58   $  6.80    $  8.49
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)         127       146       130         35
-----------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value
-----------------------------------------------------------------------------------
  Unit value                              $ 13.91   $ 12.02   $  9.18    $ 10.96
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          99       120       127         31
-----------------------------------------------------------------------------------
 EQ/J.P. Morgan Core Bond
-----------------------------------------------------------------------------------
  Unit value                              $ 13.41   $ 13.12   $ 12.92    $ 12.00
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)         242       276       275         78
-----------------------------------------------------------------------------------
 EQ/JP Morgan Value Opportunities
-----------------------------------------------------------------------------------
  Unit value                              $ 12.74   $ 11.70   $  9.40    $ 11.82
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)         108       120       122         32
-----------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth
-----------------------------------------------------------------------------------
  Unit value                              $  5.91   $  5.36   $  4.34    $  6.34
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          70        75        75         24
-----------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value
-----------------------------------------------------------------------------------
  Unit value                              $ 16.10   $ 14.00   $ 10.38    $ 12.27
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)         127       144       158         27
-----------------------------------------------------------------------------------
 EQ/Marsico Focus
-----------------------------------------------------------------------------------
  Unit value                              $ 13.74   $ 12.66   $  9.83    $ 11.32
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          66        55        41          1
-----------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity
-----------------------------------------------------------------------------------
  Unit value                              $ 19.27   $ 17.75   $ 13.78    $ 16.84
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          59        66        67         20
-----------------------------------------------------------------------------------
 EQ/Mercury International Value
-----------------------------------------------------------------------------------
  Unit value                              $ 16.31   $ 13.65   $ 10.86    $ 13.26
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          68        63        61          9
-----------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
-----------------------------------------------------------------------------------
  Unit value                              $ 12.74   $ 11.52   $  9.07    $ 14.07
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          14        20        20         --
-----------------------------------------------------------------------------------
 EQ/MFS Investors Trust
-----------------------------------------------------------------------------------
  Unit value                              $  8.74   $  7.99   $  6.66    $  8.59
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          94       111       108         33
-----------------------------------------------------------------------------------
 EQ/Money Market
-----------------------------------------------------------------------------------
  Unit value                              $ 25.31   $ 25.58   $ 25.90    $ 26.05
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          28        36        75         82
-----------------------------------------------------------------------------------
 EQ/Montag & Caldwell Growth
-----------------------------------------------------------------------------------
  Unit value                              $  4.31        --        --         --
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --        --         --
-----------------------------------------------------------------------------------
 EQ/Small Company Index
-----------------------------------------------------------------------------------
  Unit value                              $ 13.90   $ 12.03   $  8.40    $ 10.81
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          40        41        37         10
-----------------------------------------------------------------------------------
 EQ/Small Company Value
-----------------------------------------------------------------------------------
  Unit value                              $ 21.14        --        --         --
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --        --         --
-----------------------------------------------------------------------------------
 EQ/TCW Equity
-----------------------------------------------------------------------------------
  Unit value                              $ 15.77        --        --         --
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --        --         --
-----------------------------------------------------------------------------------
 EQ/UBS Growth and Income
-----------------------------------------------------------------------------------
  Unit value                              $  5.02        --        --         --
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)          --        --        --         --
-----------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2004 (CONTINUED)



-----------------------------------------------------------------------------------
                                             For the years ending December 31,
                                         ------------------------------------------
                                            2004       2003      2002       2001
-----------------------------------------------------------------------------------
 EQ/Van Kampen Emerging Markets Equity
-----------------------------------------------------------------------------------
  Unit value                               $ 10.29    $ 8.47    $ 5.53     $ 5.99
-----------------------------------------------------------------------------------
  Number of units outstanding (000's)           32        20        17          1
-----------------------------------------------------------------------------------



FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45
INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm.................. FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2004............... FSA-3
   Statements of Operations for the Year Ended December 31, 2004......... FSA-18
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2004 and 2003.......................................... FSA-25
   Notes to Financial Statements......................................... FSA-37


AXA EQUITABLE LIFE INSURANCE COMPANY


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................  F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2004 and 2003...............  F-2
   Consolidated Statements of Earnings, Years Ended December 31, 2004,
      2003 and 2002......................................................  F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
      Income, Years Ended December 31, 2004, 2003 and 2002...............  F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
      2004, 2003 and 2002................................................  F-5
   Notes to Consolidated Financial Statements............................  F-7


                                     FSA-1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 45 of AXA Equitable Life Insurance Company



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 45 at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2004 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                         AXA Aggressive   AXA Conservative   AXA Conservative-Plus
                                                           Allocation        Allocation            Allocation
                                                        ---------------- ------------------ -----------------------
Assets:
Investment in shares of The Trusts, at fair value .....    $2,053,501        $4,533,687            $6,617,624
Receivable for The Trusts shares sold .................            --                --                   127
Receivable for policy-related transactions ............            --                --                    --
                                                           ----------        ----------            ----------
  Total assets ........................................     2,053,501         4,533,687             6,617,751
                                                           ----------        ----------            ----------
Liabilities:
Payable for The Trusts shares purchased ...............            --                --                    --
Payable for policy-related transactions ...............            --                --                   127
                                                           ----------        ----------            ----------
  Total liabilities ...................................            --                --                   127
                                                           ----------        ----------            ----------
Net Assets ............................................    $2,053,501        $4,533,687            $6,617,624
                                                           ==========        ==========            ==========
Net Assets:
Accumulation Units ....................................    $2,040,125        $4,510,961            $6,595,749
Retained by AXA Equitable in Separate Account
 No. 45 ...............................................        13,376            22,726                21,875
                                                           ----------        ----------            ----------
Total net assets ......................................    $2,053,501        $4,533,687            $6,617,624
                                                           ==========        ==========            ==========
Investments in shares of The Trusts, at cost ..........    $1,909,056        $4,467,593            $6,371,650
The Trusts shares held
 Class A ..............................................            --                --                    --
 Class B ..............................................       165,142           419,604               589,592



                                                                                              AXA Premier
                                                         AXA Moderate   AXA Moderate-Plus   VIP Aggressive    AXA Premier
                                                          Allocation        Allocation          Equity       VIP Core Bond
                                                        -------------- ------------------- ---------------- --------------
Assets:
Investment in shares of The Trusts, at fair value .....  $405,816,539      $10,735,402        $60,013,433    $51,948,045
Receivable for The Trusts shares sold .................        62,012               --             17,998         11,858
Receivable for policy-related transactions ............            --              914                 --             --
                                                         ------------      -----------        -----------    -----------
  Total assets ........................................   405,878,551       10,736,316         60,031,431     51,959,903
                                                         ------------      -----------        -----------    -----------
Liabilities:
Payable for The Trusts shares purchased ...............            --              914                 --             --
Payable for policy-related transactions ...............        62,012               --             17,998         11,858
                                                         ------------      -----------        -----------    -----------
  Total liabilities ...................................        62,012              914             17,998         11,858
                                                         ------------      -----------        -----------    -----------
Net Assets ............................................  $405,816,539      $10,735,402        $60,013,433    $51,948,045
                                                         ============      ===========        ===========    ===========
Net Assets:
Accumulation Units ....................................  $402,841,636      $10,700,841        $59,954,125    $51,923,266
Retained by AXA Equitable in Separate Account
 No. 45 ...............................................     2,974,903           34,561             59,308         24,779
                                                         ------------      -----------        -----------    -----------
Total net assets ......................................  $405,816,539      $10,735,402        $60,013,433    $51,948,045
                                                         ============      ===========        ===========    ===========
Investments in shares of The Trusts, at cost ..........  $351,063,009      $10,088,644        $76,346,604    $51,809,369
The Trusts shares held
 Class A ..............................................     2,528,287               --            723,152             --
 Class B ..............................................    23,763,754          876,249          1,676,726      4,986,027

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                           AXA Premier       AXA Premier
                                                         VIP Health Care   VIP High Yield
                                                        ----------------- ----------------
Assets:
Investment in shares of The Trusts, at fair value .....    $16,618,780      $111,054,088
Receivable for The Trusts shares sold .................          2,061                --
Receivable for policy-related transactions ............             --           119,777
                                                           -----------      ------------
  Total assets ........................................     16,620,841       111,173,865
                                                           -----------      ------------
Liabilities:
Payable for The Trusts shares purchased ...............             --           119,777
Payable for policy-related transactions ...............          2,061                --
                                                           -----------      ------------
Total liabilities .....................................          2,061           119,777
                                                           -----------      ------------
 Net Assets ...........................................    $16,618,780      $111,054,088
                                                           ===========      ============
Net Assets:
Accumulation Units ....................................    $16,508,054      $110,923,005
Retained by AXA Equitable in Separate Account
 No. 45 ...............................................        110,726           131,083
                                                           -----------      ------------
Total net assets ......................................    $16,618,780      $111,054,088
                                                           ===========      ============
Investments in shares of The Trusts, at cost ..........    $15,147,621      $120,623,892
The Trusts shares held
 Class A ..............................................             --           748,593
 Class B ..............................................      1,553,282        18,692,865

                                                            AXA Premier       AXA Premier    AXA Premier    AXA Premier
                                                         VIP International   VIP Large Cap    VIP Large    VIP Large Cap
                                                               Equity         Core Equity     Cap Growth       Value
                                                        ------------------- --------------- ------------- --------------
Assets:
Investment in shares of The Trusts, at fair value .....     $19,682,538       $10,293,331    $17,113,669   $19,948,113
Receivable for The Trusts shares sold .................             688             6,522             --         4,104
Receivable for policy-related transactions ............              --                --          1,028            --
                                                            -----------       -----------    -----------   -----------
  Total assets ........................................      19,683,226        10,299,853     17,114,697    19,952,217
                                                            -----------       -----------    -----------   -----------
Liabilities:
Payable for The Trusts shares purchased ...............              --                --          1,028            --
Payable for policy-related transactions ...............             688             6,522             --         4,104
                                                            -----------       -----------    -----------   -----------
Total liabilities .....................................             688             6,522          1,028         4,104
                                                            -----------       -----------    -----------   -----------
 Net Assets ...........................................     $19,682,538       $10,293,331    $17,113,669   $19,948,113
                                                            ===========       ===========    ===========   ===========
Net Assets:
Accumulation Units ....................................     $19,578,816       $10,141,859    $17,016,380   $19,851,631
Retained by AXA Equitable in Separate Account
 No. 45 ...............................................         103,722           151,472         97,289        96,482
                                                            -----------       -----------    -----------   -----------
Total net assets ......................................     $19,682,538       $10,293,331    $17,113,669   $19,948,113
                                                            ===========       ===========    ===========   ===========
Investments in shares of The Trusts, at cost ..........     $15,978,335       $ 8,945,747    $14,291,832   $17,379,337
The Trusts shares held
 Class A ..............................................         723,152                --             --            --
 Class B ..............................................       1,624,097           992,018      1,785,523     1,815,282

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                     AXA Premier     AXA Premier
                                                    VIP Small/Mid   VIP Small/Mid     AXA Premier
                                                      Cap Growth      Cap Value     VIP Technology
                                                   --------------- --------------- ----------------
Assets:
Investment in shares of The Trusts, at fair value    $25,973,318     $34,238,831      $46,996,722
Receivable for The Trusts shares sold ............         1,490         609,529               --
Receivable for policy-related transactions .......            --              --           20,108
                                                     -----------     -----------      -----------
  Total assets ...................................    25,974,808      34,848,360       47,016,830
                                                     -----------     -----------      -----------
Liabilities:
Payable for The Trusts shares purchased ..........            --              --           20,108
Payable for policy-related transactions ..........         1,490         609,529               --
                                                     -----------     -----------      -----------
  Total liabilities ..............................         1,490         609,529           20,108
                                                     -----------     -----------      -----------
Net Assets .......................................   $25,973,318     $34,238,831      $46,996,722
                                                     ===========     ===========      ===========
Net Assets:
Accumulation Units ...............................   $25,890,781     $34,187,761      $46,563,080
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................        82,537          51,070          433,642
                                                     -----------     -----------      -----------
Total net assets .................................   $25,973,318     $34,238,831      $46,996,722
                                                     ===========     ===========      ===========
Investments in shares of The Trusts, at cost .....   $20,707,149     $28,381,063      $42,435,017
The Trusts shares held
 Class A .........................................            --              --               --
 Class B .........................................     2,718,877       3,006,160        5,111,071

                                                                                    EQ/Alliance
                                                                    EQ/Alliance     Intermediate
                                                     EQ/Alliance     Growth and      Government     EQ/Alliance
                                                    Common Stock       Income        Securities    International
                                                   -------------- --------------- --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value   $663,391,157   $454,957,583    $171,299,880    $165,023,800
Receivable for The Trusts shares sold ............       238,131         92,999          73,027              --
Receivable for policy-related transactions .......            --             --              --          68,739
                                                    ------------   ------------    ------------    ------------
  Total assets ...................................   663,629,288    455,050,582     171,372,907     165,092,539
                                                    ------------   ------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased ..........            --             --              --          68,739
Payable for policy-related transactions ..........       238,131         92,999          73,027              --
                                                    ------------   ------------    ------------    ------------
  Total liabilities ..............................       238,131         92,999          73,027          68,739
                                                    ------------   ------------    ------------    ------------
Net Assets .......................................  $663,391,157   $454,957,583    $171,299,880    $165,023,800
                                                    ============   ============    ============    ============
Net Assets:
Accumulation Units ...............................  $662,787,245   $454,785,281    $171,208,586    $164,784,545
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................       603,912        172,302          91,294         239,255
                                                    ------------   ------------    ------------    ------------
Total net assets .................................  $663,391,157   $454,957,583    $171,299,880    $165,023,800
                                                    ============   ============    ============    ============
Investments in shares of The Trusts, at cost .....  $786,224,646   $414,653,656    $172,420,545    $115,097,219
The Trusts shares held
 Class A .........................................     6,009,295      2,708,988         691,743       1,869,059
 Class B .........................................    32,111,038     22,114,668      16,538,289      13,075,181

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                     EQ/Alliance
                                                       Premier       EQ/Alliance
                                                        Growth      Quality Bond
                                                   --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value   $101,993,372    $24,087,939
Receivable for The Trusts shares sold ............         4,062             --
Receivable for policy-related transactions .......            --         18,629
                                                    ------------    -----------
  Total assets ...................................   101,997,434     24,106,568
                                                    ------------    -----------
Liabilities:
Payable for The Trusts shares purchased ..........            --         18,629
Payable for policy-related transactions ..........         4,062             --
                                                    ------------    -----------
  Total liabilities ..............................         4,062         18,629
                                                    ------------    -----------
Net Assets .......................................  $101,993,372    $24,087,939
                                                    ============    ===========
Net Assets:
Accumulation Units ...............................  $101,176,310    $24,056,301
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................       817,062         31,638
                                                    ------------    -----------
Total net assets .................................  $101,993,372    $24,087,939
                                                    ============    ===========
Investments in shares of The Trusts, at cost .....  $138,772,089    $24,372,006
The Trusts shares held
 Class A .........................................            --             --
 Class B .........................................    15,174,806      2,373,965



                                                     EQ/Alliance    EQ/Bernstein    EQ/Calvert   EQ/Capital
                                                      Small Cap      Diversified     Socially     Guardian
                                                        Growth          Value      Responsible     Growth
                                                   --------------- -------------- ------------- ------------
Assets:
Investment in shares of The Trusts, at fair value   $118,676,703    $160,145,261     $974,498    $1,097,091
Receivable for The Trusts shares sold ............         3,941          19,818           --           134
Receivable for policy-related transactions .......            --              --           --            --
                                                    ------------    ------------     --------    ----------
  Total assets ...................................   118,680,644     160,165,079      974,498     1,097,225
                                                    ------------    ------------     --------    ----------
Liabilities:
Payable for The Trusts shares purchased ..........            --              --           --            --
Payable for policy-related transactions ..........         3,941          19,818           --           134
                                                    ------------    ------------     --------    ----------
  Total liabilities ..............................         3,941          19,818           --           134
                                                    ------------    ------------     --------    ----------
Net Assets .......................................  $118,676,703    $160,145,261     $974,498    $1,097,091
                                                    ============    ============     ========    ==========
Net Assets:
Accumulation Units ...............................  $118,605,288    $159,957,594     $938,571    $1,059,244
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................        71,415         187,667       35,927        37,847
                                                    ------------    ------------     --------    ----------
Total net assets .................................  $118,676,703    $160,145,261     $974,498    $1,097,091
                                                    ============    ============     ========    ==========
Investments in shares of The Trusts, at cost .....  $108,646,963    $133,712,083     $871,935    $  995,054
The Trusts shares held
 Class A .........................................       396,926              --           --            --
 Class B .........................................     7,899,772      11,280,551      125,045        88,071

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                      EQ/Capital     EQ/Capital     EQ/Capital
                                                       Guardian       Guardian       Guardian
                                                    International     Research     U.S. Equity
                                                   --------------- -------------- -------------
Assets:
Investment in shares of The Trusts, at fair value    $14,426,450    $76,750,737    $44,270,951
Receivable for The Trusts shares sold ............            --          9,960          3,298
Receivable for policy-related transactions .......         2,090             --             --
                                                     -----------    -----------    -----------
  Total assets ...................................    14,428,540     76,760,697     44,274,249
                                                     -----------    -----------    -----------
Liabilities:
Payable for The Trusts shares purchased ..........         2,090             --             --
Payable for policy-related transactions ..........            --          9,960          3,298
                                                     -----------    -----------    -----------
  Total liabilities ..............................         2,090          9,960          3,298
                                                     -----------    -----------    -----------
Net Assets .......................................   $14,426,450    $76,750,737    $44,270,951
                                                     ===========    ===========    ===========
Net Assets:
Accumulation Units ...............................   $14,270,980    $76,328,033    $44,149,848
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................       155,470        422,704        121,103
                                                     -----------    -----------    -----------
Total net assets .................................   $14,426,450    $76,750,737    $44,270,951
                                                     ===========    ===========    ===========
Investments in shares of The Trusts, at cost .....   $12,193,660    $57,782,381    $34,418,370
The Trusts shares held
 Class A .........................................            --             --             --
 Class B .........................................     1,334,894      6,469,231      3,848,120

                                                      EQ/Emerging    EQ/Enterprise   EQ/Enterprise   EQ/Enterprise
                                                    Markets Equity       Equity      Equity Income      Growth
                                                   ---------------- --------------- --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value     $55,955,005       $359,665       $1,504,626       $47,736
Receivable for The Trusts shares sold ............             --             --               --            --
Receivable for policy-related transactions .......          2,524            688           45,617            --
                                                      -----------       --------       ----------       -------
  Total assets ...................................     55,957,529        360,353        1,550,243        47,736
                                                      -----------       --------       ----------       -------
Liabilities:
Payable for The Trusts shares purchased ..........          2,524            688           45,617            --
Payable for policy-related transactions ..........             --             --               --            --
                                                      -----------       --------       ----------       -------
  Total liabilities ..............................          2,524            688           45,617            --
                                                      -----------       --------       ----------       -------
Net Assets .......................................    $55,955,005       $359,665       $1,504,626       $47,736
                                                      ===========       ========       ==========       =======
Net Assets:
Accumulation Units ...............................    $55,641,627       $359,390       $1,503,227       $47,664
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................        313,378            275            1,399            72
                                                      -----------       --------       ----------       -------
Total net assets .................................    $55,955,005       $359,665       $1,504,626       $47,736
                                                      ===========       ========       ==========       =======
Investments in shares of The Trusts, at cost .....    $38,469,165       $353,630       $1,490,398       $46,767
The Trusts shares held
 Class A .........................................             --             --               --            --
 Class B .........................................      5,559,626         16,929          247,743         9,924

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                    EQ/Enterprise  EQ/Enterprise
                                                     Growth and    Small Company
                                                       Income          Growth
                                                   -------------- ---------------
Assets:
Investment in shares of The Trusts, at fair value     $106,215      $   937,151
Receivable for The Trusts shares sold ............          --               --
Receivable for policy-related transactions .......          --          816,345
                                                      --------      -----------
  Total assets ...................................     106,215        1,753,496
                                                      --------      -----------
Liabilities:
Payable for The Trusts shares purchased ..........          --          816,345
Payable for policy-related transactions ..........          --               --
                                                      --------      -----------
  Total liabilities ..............................          --          816,345
                                                      --------      -----------
Net Assets .......................................    $106,215      $   937,151
                                                      ========      ===========
Net Assets:
Accumulation Units ...............................    $106,076      $   937,031
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................         139              120
                                                      --------      -----------
Total net assets .................................    $106,215      $   937,151
                                                      ========      ===========
Investments in shares of The Trusts, at cost .....    $104,036      $   934,067
The Trusts shares held
 Class A .........................................          --               --
 Class B .........................................      19,113          113,124

                                                    EQ/Enterprise
                                                    Small Company     EQ/Equity     EQ/Evergreen       EQ/FI
                                                        Value         500 Index         Omega         Mid Cap
                                                   --------------- --------------- -------------- --------------
Assets:
Investment in shares of The Trusts, at fair value     $2,294,597    $166,197,051    $12,935,271    $82,707,192
Receivable for The Trusts shares sold ............        43,167              --            362             --
Receivable for policy-related transactions .......            --          53,462             --        424,111
                                                      ----------    ------------    -----------    -----------
  Total assets ...................................     2,337,764     166,250,513     12,935,633     83,131,303
                                                      ----------    ------------    -----------    -----------
Liabilities:
Payable for The Trusts shares purchased ..........            --          53,462             --        462,082
Payable for policy-related transactions ..........        43,167              --            362             --
                                                      ----------    ------------    -----------    -----------
  Total liabilities ..............................        43,167          53,462            362        462,082
                                                      ----------    ------------    -----------    -----------
Net Assets .......................................    $2,294,597    $166,197,051    $12,935,271    $82,669,221
                                                      ==========    ============    ===========    ===========
Net Assets:
Accumulation Units ...............................    $2,292,040    $165,822,616    $12,815,383    $82,300,734
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................         2,557         374,435        119,888        368,487
                                                      ----------    ------------    -----------    -----------
Total net assets .................................    $2,294,597    $166,197,051    $12,935,271    $82,669,221
                                                      ==========    ============    ===========    ===========
Investments in shares of The Trusts, at cost .....    $2,252,616    $172,666,752    $11,422,150    $64,745,584
The Trusts shares held
 Class A .........................................            --              --             --             --
 Class B .........................................        82,678       7,184,931      1,444,735      7,464,880

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                        EQ/FI
                                                      Small/Mid     EQ/J.P. Morgan       EQ/Janus
                                                      Cap Value        Core Bond     Large Cap Growth
                                                   --------------- ---------------- ------------------
Assets:
Investment in shares of The Trusts, at fair value   $159,013,935      $49,224,984       $22,133,123
Receivable for The Trusts shares sold ............        19,515               --               118
Receivable for policy-related transactions .......            --           50,051                --
                                                    ------------      -----------       -----------
  Total assets ...................................   159,033,450       49,275,035        22,133,241
                                                    ------------      -----------       -----------
Liabilities:
Payable for The Trusts shares purchased ..........            --           50,051                --
Payable for policy-related transactions ..........        19,515               --               118
                                                    ------------      -----------       -----------
  Total liabilities ..............................        19,515           50,051               118
                                                    ------------      -----------       -----------
Net Assets .......................................  $159,013,935      $49,224,984       $22,133,123
                                                    ============      ===========       ===========
Net Assets:
Accumulation Units ...............................  $158,871,171      $49,206,292       $22,023,896
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................       142,764           18,692           109,227
                                                    ------------      -----------       -----------
Total net assets .................................  $159,013,935      $49,224,984       $22,133,123
                                                    ============      ===========       ===========
Investments in shares of The Trusts, at cost .....  $132,798,954      $50,134,516       $19,944,773
The Trusts shares held
 Class A .........................................            --               --                --
 Class B .........................................    11,360,783        4,415,281         3,476,960

                                                     EQ/JP Morgan     EQ/Lazard                     EQ/Mercury
                                                        Value         Small Cap     EQ/Marsico     Basic Value
                                                    Opportunities       Value          Focus          Equity
                                                   --------------- -------------- -------------- ---------------
Assets:
Investment in shares of The Trusts, at fair value    $41,910,589    $47,504,644    $60,200,628    $183,903,394
Receivable for The Trusts shares sold ............           803        354,118             --       1,076,549
Receivable for policy-related transactions .......        37,971             --        324,505              --
                                                     -----------    -----------    -----------    ------------
  Total assets ...................................    41,949,363     47,858,762     60,525,133     184,979,943
                                                     -----------    -----------    -----------    ------------
Liabilities:
Payable for The Trusts shares purchased ..........            --             --        324,505              --
Payable for policy-related transactions ..........           803        354,118             --       1,076,549
                                                     -----------    -----------    -----------    ------------
  Total liabilities ..............................           803        354,118        324,505       1,076,549
                                                     -----------    -----------    -----------    ------------
Net Assets .......................................   $41,948,560    $47,504,644    $60,200,628    $183,903,394
                                                     ===========    ===========    ===========    ============
Net Assets:
Accumulation Units ...............................   $41,948,560    $47,416,690    $57,242,991    $183,444,909
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................            --         87,954      2,957,637         458,485
                                                     -----------    -----------    -----------    ------------
Total net assets .................................   $41,948,560    $47,504,644    $60,200,628    $183,903,394
                                                     ===========    ===========    ===========    ============
Investments in shares of The Trusts, at cost .....   $38,416,833    $40,802,133    $47,858,877    $159,562,960
The Trusts shares held
 Class A .........................................            --             --             --              --
 Class B .........................................     3,400,664      3,387,153      4,126,789      11,861,689

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                      EQ/Mercury         EQ/MFS
                                                    International   Emerging Growth
                                                        Value          Companies
                                                   --------------- -----------------
Assets:
Investment in shares of The Trusts, at fair value    $60,926,797      $116,247,454
Receivable for The Trusts shares sold ............            --            55,156
Receivable for policy-related transactions .......        19,544                --
                                                     -----------      ------------
  Total assets ...................................    60,946,341       116,302,610
                                                     -----------      ------------
Liabilities:
Payable for The Trusts shares purchased ..........        19,544                --
Payable for policy-related transactions ..........            --            55,156
                                                     -----------      ------------
  Total liabilities ..............................        19,544            55,156
                                                     -----------      ------------
Net Assets .......................................   $60,926,797      $116,247,454
                                                     ===========      ============
Net Assets:
Accumulation Units ...............................   $60,865,967      $116,063,480
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................        60,830           183,974
                                                     -----------      ------------
Total net assets .................................   $60,926,797      $116,247,454
                                                     ===========      ============
Investments in shares of The Trusts, at cost .....   $49,186,282      $181,242,187
The Trusts shares held
 Class A .........................................            --                --
 Class B .........................................     4,677,368         8,870,064

                                                         EQ/MFS          EQ/Money       EQ/Small
                                                    Investors Trust       Market      Company Index
                                                   ----------------- --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value     $15,970,530     $137,677,779    $39,378,164
Receivable for The Trusts shares sold ............            604           66,447          1,820
Receivable for policy-related transactions .......             --               --             --
                                                      -----------     ------------    -----------
  Total assets ...................................     15,971,134      137,744,226     39,379,984
                                                      -----------     ------------    -----------
Liabilities:
Payable for The Trusts shares purchased ..........             --               --             --
Payable for policy-related transactions ..........            604           66,447          1,820
                                                      -----------     ------------    -----------
  Total liabilities ..............................            604           66,447          1,820
                                                      -----------     ------------    -----------
Net Assets .......................................    $15,970,530     $137,677,779    $39,378,164
                                                      ===========     ============    ===========
Net Assets:
Accumulation Units ...............................    $15,815,910     $137,561,059    $39,235,729
Retained by AXA Equitable in Separate Account
 No. 45 ..........................................        154,620          116,720        142,435
                                                      -----------     ------------    -----------
Total net assets .................................    $15,970,530     $137,677,779    $39,378,164
                                                      ===========     ============    ===========
Investments in shares of The Trusts, at cost .....    $15,368,615     $138,375,367    $32,268,758
The Trusts shares held
 Class A .........................................             --          998,364             --
 Class B .........................................      1,686,368       12,359,854      3,318,703

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ------------------   -----------------   --------------------------
AXA Aggressive Allocation ..................     Class B 0.50%           $ 10.70                      --
AXA Aggressive Allocation ..................     Class B 1.15%           $ 10.64                      64
AXA Aggressive Allocation ..................     Class B 1.35%           $ 10.62                      51
AXA Aggressive Allocation ..................     Class B 1.55%           $ 10.60                      40
AXA Aggressive Allocation ..................     Class B 1.60%           $ 10.59                      24
AXA Aggressive Allocation ..................     Class B 1.70%           $ 11.72                      13

AXA Conservative Allocation ................     Class B 0.50%           $ 10.37                      --
AXA Conservative Allocation ................     Class B 1.15%           $ 10.31                      98
AXA Conservative Allocation ................     Class B 1.35%           $ 10.29                     131
AXA Conservative Allocation ................     Class B 1.55%           $ 10.27                     140
AXA Conservative Allocation ................     Class B 1.60%           $ 10.27                      63
AXA Conservative Allocation ................     Class B 1.70%           $ 10.74                       5

AXA Conservative-Plus Allocation ...........     Class B 0.50%           $ 10.47                      15
AXA Conservative-Plus Allocation ...........     Class B 1.15%           $ 10.41                      54
AXA Conservative-Plus Allocation ...........     Class B 1.35%           $ 10.39                     150
AXA Conservative-Plus Allocation ...........     Class B 1.55%           $ 10.38                     137
AXA Conservative-Plus Allocation ...........     Class B 1.60%           $ 10.37                     279
AXA Conservative-Plus Allocation ...........     Class B 1.70%           $ 11.02                      --

AXA Moderate Allocation ....................     Class A 1.15%           $ 48.21                     778
AXA Moderate Allocation ....................     Class B 0.50%           $ 52.05                       1
AXA Moderate Allocation ....................     Class B 1.15%           $ 45.97                   1,106
AXA Moderate Allocation ....................     Class B 1.35%           $ 44.24                   3,361
AXA Moderate Allocation ....................     Class B 1.55%           $ 42.57                   2,498
AXA Moderate Allocation ....................     Class B 1.60%           $ 42.17                   1,400
AXA Moderate Allocation ....................     Class B 1.70%           $ 41.36                       8

AXA Moderate-Plus Allocation ...............     Class B 0.50%           $ 10.71                      --
AXA Moderate-Plus Allocation ...............     Class B 1.15%           $ 10.65                     281
AXA Moderate-Plus Allocation ...............     Class B 1.35%           $ 10.63                     256
AXA Moderate-Plus Allocation ...............     Class B 1.55%           $ 10.61                     289
AXA Moderate-Plus Allocation ...............     Class B 1.60%           $ 10.61                     180
AXA Moderate-Plus Allocation ...............     Class B 1.70%           $ 11.71                      --

AXA Premier VIP Aggressive Equity ..........     Class A 1.15%           $ 57.16                     320
AXA Premier VIP Aggressive Equity ..........     Class B 0.50%           $ 63.39                      --
AXA Premier VIP Aggressive Equity ..........     Class B 1.15%           $ 55.99                     272
AXA Premier VIP Aggressive Equity ..........     Class B 1.35%           $ 53.88                     334
AXA Premier VIP Aggressive Equity ..........     Class B 1.55%           $ 51.85                      88
AXA Premier VIP Aggressive Equity ..........     Class B 1.60%           $ 51.36                      74
AXA Premier VIP Aggressive Equity ..........     Class B 1.70%           $ 50.38                       2

AXA Premier VIP Core Bond ..................     Class B 0.50%           $ 11.49                       1
AXA Premier VIP Core Bond ..................     Class B 1.15%           $ 11.26                     551
AXA Premier VIP Core Bond ..................     Class B 1.35%           $ 11.19                   1,247
AXA Premier VIP Core Bond ..................     Class B 1.55%           $ 11.13                   1,721
AXA Premier VIP Core Bond ..................     Class B 1.60%           $ 11.11                   1,124
AXA Premier VIP Core Bond ..................     Class B 1.70%           $ 11.07                      11

AXA Premier VIP Health Care ................     Class B 0.50%           $ 11.33                       1
AXA Premier VIP Health Care ................     Class B 1.15%           $ 11.11                     231
AXA Premier VIP Health Care ................     Class B 1.35%           $ 11.04                     484
AXA Premier VIP Health Care ................     Class B 1.55%           $ 10.98                     473
AXA Premier VIP Health Care ................     Class B 1.60%           $ 10.96                     301
AXA Premier VIP Health Care ................     Class B 1.70%           $ 10.93                      10

                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                   Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                  ------------------   -----------------   --------------------------
AXA Premier VIP High Yield ....................     Class A 1.15%           $ 31.20                     132
AXA Premier VIP High Yield ....................     Class B 0.50%           $ 34.38                       2
AXA Premier VIP High Yield ....................     Class B 1.15%           $ 30.56                     548
AXA Premier VIP High Yield ....................     Class B 1.35%           $ 29.46                   1,318
AXA Premier VIP High Yield ....................     Class B 1.55%           $ 28.41                   1,146
AXA Premier VIP High Yield ....................     Class B 1.60%           $ 28.15                     647
AXA Premier VIP High Yield ....................     Class B 1.70%           $ 27.64                      14

AXA Premier VIP International Equity ..........     Class B 0.50%           $ 12.35                      --
AXA Premier VIP International Equity ..........     Class B 1.15%           $ 12.11                     243
AXA Premier VIP International Equity ..........     Class B 1.35%           $ 12.03                     456
AXA Premier VIP International Equity ..........     Class B 1.55%           $ 11.96                     473
AXA Premier VIP International Equity ..........     Class B 1.60%           $ 11.94                     460
AXA Premier VIP International Equity ..........     Class B 1.70%           $ 11.90                       1

AXA Premier VIP Large Cap Core Equity .........     Class B 0.50%           $ 10.72                       1
AXA Premier VIP Large Cap Core Equity .........     Class B 1.15%           $ 10.52                     131
AXA Premier VIP Large Cap Core Equity .........     Class B 1.35%           $ 10.45                     201
AXA Premier VIP Large Cap Core Equity .........     Class B 1.55%           $ 10.39                     382
AXA Premier VIP Large Cap Core Equity .........     Class B 1.60%           $ 10.37                     255
AXA Premier VIP Large Cap Core Equity .........     Class B 1.70%           $ 10.34                       3

AXA Premier VIP Large Cap Growth ..............     Class B 0.50%           $  9.44                       2
AXA Premier VIP Large Cap Growth ..............     Class B 1.15%           $  9.26                     281
AXA Premier VIP Large Cap Growth ..............     Class B 1.35%           $  9.20                     449
AXA Premier VIP Large Cap Growth ..............     Class B 1.55%           $  9.15                     712
AXA Premier VIP Large Cap Growth ..............     Class B 1.60%           $  9.13                     384
AXA Premier VIP Large Cap Growth ..............     Class B 1.70%           $  9.10                      27

AXA Premier VIP Large Cap Value ...............     Class B 0.50%           $ 11.84                      --
AXA Premier VIP Large Cap Value ...............     Class B 1.15%           $ 11.61                     259
AXA Premier VIP Large Cap Value ...............     Class B 1.35%           $ 11.54                     503
AXA Premier VIP Large Cap Value ...............     Class B 1.55%           $ 11.47                     613
AXA Premier VIP Large Cap Value ...............     Class B 1.60%           $ 11.46                     304
AXA Premier VIP Large Cap Value ...............     Class B 1.70%           $ 11.42                      45

AXA Premier VIP Small/Mid Cap Growth ..........     Class B 0.50%           $  9.70                       1
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 1.15%           $  9.51                     333
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 1.35%           $  9.45                     806
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 1.55%           $  9.40                   1,099
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 1.60%           $  9.38                     503
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 1.70%           $  9.35                       6
AXA Premier VIP Small/Mid Cap Value ...........     Class B 0.50%           $ 11.92                      --
AXA Premier VIP Small/Mid Cap Value ...........     Class B 1.15%           $ 11.69                     447
AXA Premier VIP Small/Mid Cap Value ...........     Class B 1.35%           $ 11.62                     904
AXA Premier VIP Small/Mid Cap Value ...........     Class B 1.55%           $ 11.54                     995
AXA Premier VIP Small/Mid Cap Value ...........     Class B 1.60%           $ 11.53                     575
AXA Premier VIP Small/Mid Cap Value ...........     Class B 1.70%           $ 11.49                      29

AXA Premier VIP Technology ....................     Class B 0.50%           $  9.36                      14
AXA Premier VIP Technology ....................     Class B 1.15%           $  9.18                     537
AXA Premier VIP Technology ....................     Class B 1.35%           $  9.12                   1,028
AXA Premier VIP Technology ....................     Class B 1.55%           $  9.07                   2,185
AXA Premier VIP Technology ....................     Class B 1.60%           $  9.05                   1,346
AXA Premier VIP Technology ....................     Class B 1.70%           $  9.02                      15

                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                            Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                           ------------------   -----------------   --------------------------
EQ/Alliance Common Stock ...............................     Class A 1.15%          $ 257.37                     407
EQ/Alliance Common Stock ...............................     Class B 0.50%          $ 304.68                      13
EQ/Alliance Common Stock ...............................     Class B 1.15%          $ 252.09                     552
EQ/Alliance Common Stock ...............................     Class B 1.35%          $ 237.75                   1,044
EQ/Alliance Common Stock ...............................     Class B 1.55%          $ 224.21                     469
EQ/Alliance Common Stock ...............................     Class B 1.60%          $ 220.94                     275
EQ/Alliance Common Stock ...............................     Class B 1.70%          $ 214.55                       3

EQ/Alliance Growth and Income ..........................     Class A 1.15%          $  29.50                   1,692
EQ/Alliance Growth and Income ..........................     Class B 0.50%          $  31.15                       5
EQ/Alliance Growth and Income ..........................     Class B 1.15%          $  28.94                   2,261
EQ/Alliance Growth and Income ..........................     Class B 1.35%          $  28.28                   5,306
EQ/Alliance Growth and Income ..........................     Class B 1.55%          $  27.65                   4,595
EQ/Alliance Growth and Income ..........................     Class B 1.60%          $  27.49                   2,231
EQ/Alliance Growth and Income ..........................     Class B 1.70%          $  27.18                      32

EQ/Alliance Intermediate Government Securities .........     Class A 1.15%          $  19.55                     354
EQ/Alliance Intermediate Government Securities .........     Class B 0.50%          $  20.98                       7
EQ/Alliance Intermediate Government Securities .........     Class B 1.15%          $  19.17                     766
EQ/Alliance Intermediate Government Securities .........     Class B 1.35%          $  18.65                   2,322
EQ/Alliance Intermediate Government Securities .........     Class B 1.55%          $  18.13                   3,603
EQ/Alliance Intermediate Government Securities .........     Class B 1.60%          $  18.01                   2,200
EQ/Alliance Intermediate Government Securities .........     Class B 1.70%          $  17.76                      67

EQ/Alliance International ..............................     Class A 1.15%          $  13.84                   1,509
EQ/Alliance International ..............................     Class B 0.50%          $  14.45                       4
EQ/Alliance International ..............................     Class B 1.15%          $  13.56                   1,359
EQ/Alliance International ..............................     Class B 1.35%          $  13.29                   3,816
EQ/Alliance International ..............................     Class B 1.55%          $  13.03                   3,983
EQ/Alliance International ..............................     Class B 1.60%          $  12.97                   1,745
EQ/Alliance International ..............................     Class B 1.70%          $  12.84                      13

EQ/Alliance Premier Growth .............................     Class B 0.50%          $   6.60                       1
EQ/Alliance Premier Growth .............................     Class B 1.15%          $   6.36                   1,269
EQ/Alliance Premier Growth .............................     Class B 1.35%          $   6.28                   6,276
EQ/Alliance Premier Growth .............................     Class B 1.55%          $   6.21                   5,347
EQ/Alliance Premier Growth .............................     Class B 1.60%          $   6.19                   3,283
EQ/Alliance Premier Growth .............................     Class B 1.70%          $   6.16                      17

EQ/Alliance Quality Bond ...............................     Class B 0.50%          $  17.51                       6
EQ/Alliance Quality Bond ...............................     Class B 1.15%          $  16.26                     275
EQ/Alliance Quality Bond ...............................     Class B 1.35%          $  15.89                     460
EQ/Alliance Quality Bond ...............................     Class B 1.55%          $  15.54                     489
EQ/Alliance Quality Bond ...............................     Class B 1.60%          $  15.45                     279
EQ/Alliance Quality Bond ...............................     Class B 1.70%          $  15.27                      17

EQ/Alliance Small Cap Growth ...........................     Class A 1.15%          $  15.89                     358
EQ/Alliance Small Cap Growth ...........................     Class B 0.50%          $  16.41                       4
EQ/Alliance Small Cap Growth ...........................     Class B 1.15%          $  15.60                   1,361
EQ/Alliance Small Cap Growth ...........................     Class B 1.35%          $  15.36                   1,733
EQ/Alliance Small Cap Growth ...........................     Class B 1.55%          $  15.12                   3,054
EQ/Alliance Small Cap Growth ...........................     Class B 1.60%          $  15.07                   1,230
EQ/Alliance Small Cap Growth ...........................     Class B 1.70%          $  14.95                      20

                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ------------------   -----------------   --------------------------
EQ/Bernstein Diversified Value ............     Class B 0.50%           $ 15.30                       9
EQ/Bernstein Diversified Value ............     Class B 1.15%           $ 14.61                   2,543
EQ/Bernstein Diversified Value ............     Class B 1.35%           $ 14.41                   3,317
EQ/Bernstein Diversified Value ............     Class B 1.55%           $ 14.21                   3,414
EQ/Bernstein Diversified Value ............     Class B 1.60%           $ 14.16                   1,814
EQ/Bernstein Diversified Value ............     Class B 1.70%           $ 14.06                      49

EQ/Calvert Socially Responsible ...........     Class B 0.50%           $  8.50                      --
EQ/Calvert Socially Responsible ...........     Class B 1.15%           $  8.21                      19
EQ/Calvert Socially Responsible ...........     Class B 1.35%           $  8.12                      55
EQ/Calvert Socially Responsible ...........     Class B 1.55%           $  8.03                      30
EQ/Calvert Socially Responsible ...........     Class B 1.60%           $  8.01                      11
EQ/Calvert Socially Responsible ...........     Class B 1.70%           $  7.96                       1

EQ/Capital Guardian Growth ................     Class B 0.50%           $ 12.75                       1
EQ/Capital Guardian Growth ................     Class B 1.15%           $ 12.12                      15
EQ/Capital Guardian Growth ................     Class B 1.35%           $ 11.94                      19
EQ/Capital Guardian Growth ................     Class B 1.55%           $ 11.75                      25
EQ/Capital Guardian Growth ................     Class B 1.60%           $ 11.71                      29
EQ/Capital Guardian Growth ................     Class B 1.70%           $ 11.62                      --

EQ/Capital Guardian International .........     Class B 0.50%           $ 11.22                     176
EQ/Capital Guardian International .........     Class B 1.15%           $ 10.81                     209
EQ/Capital Guardian International .........     Class B 1.35%           $ 10.68                     425
EQ/Capital Guardian International .........     Class B 1.55%           $ 10.56                     328
EQ/Capital Guardian International .........     Class B 1.60%           $ 10.53                     193
EQ/Capital Guardian International .........     Class B 1.70%           $ 10.47                      --

EQ/Capital Guardian Research ..............     Class B 0.50%           $ 11.87                      --
EQ/Capital Guardian Research ..............     Class B 1.15%           $ 11.44                   1,468
EQ/Capital Guardian Research ..............     Class B 1.35%           $ 11.30                   2,835
EQ/Capital Guardian Research ..............     Class B 1.55%           $ 11.18                   1,594
EQ/Capital Guardian Research ..............     Class B 1.60%           $ 11.14                     867
EQ/Capital Guardian Research ..............     Class B 1.70%           $ 11.08                       1

EQ/Capital Guardian U.S. Equity ...........     Class B 0.50%           $ 11.65                      16
EQ/Capital Guardian U.S. Equity ...........     Class B 1.15%           $ 11.22                     543
EQ/Capital Guardian U.S. Equity ...........     Class B 1.35%           $ 11.10                   1,192
EQ/Capital Guardian U.S. Equity ...........     Class B 1.55%           $ 10.97                   1,430
EQ/Capital Guardian U.S. Equity ...........     Class B 1.60%           $ 10.94                     805
EQ/Capital Guardian U.S. Equity ...........     Class B 1.70%           $ 10.87                      14

EQ/Emerging Markets Equity ................     Class B 0.50%           $ 11.34                      12
EQ/Emerging Markets Equity ................     Class B 1.15%           $ 10.80                     876
EQ/Emerging Markets Equity ................     Class B 1.35%           $ 10.64                   1,948
EQ/Emerging Markets Equity ................     Class B 1.55%           $ 10.48                   1,556
EQ/Emerging Markets Equity ................     Class B 1.60%           $ 10.45                     860
EQ/Emerging Markets Equity ................     Class B 1.70%           $ 10.37                      --

EQ/Enterprise Equity ......................     Class B 0.50%           $ 19.57                      --
EQ/Enterprise Equity ......................     Class B 1.15%           $ 17.57                      --
EQ/Enterprise Equity ......................     Class B 1.35%           $ 16.99                      10
EQ/Enterprise Equity ......................     Class B 1.55%           $ 16.44                       9
EQ/Enterprise Equity ......................     Class B 1.60%           $ 16.30                       2
EQ/Enterprise Equity ......................     Class B 1.70%           $ 16.03                      --

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ------------------   -----------------   --------------------------
EQ/Enterprise Equity Income ................     Class B 0.50%          $  5.96                        2
EQ/Enterprise Equity Income ................     Class B 1.15%          $  5.73                       50
EQ/Enterprise Equity Income ................     Class B 1.35%          $  5.66                       87
EQ/Enterprise Equity Income ................     Class B 1.55%          $  5.59                       71
EQ/Enterprise Equity Income ................     Class B 1.60%          $  5.57                       56
EQ/Enterprise Equity Income ................     Class B 1.70%          $  5.54                       --

EQ/Enterprise Growth .......................     Class B 0.50%          $  4.67                        2
EQ/Enterprise Growth .......................     Class B 1.15%          $  4.49                       --
EQ/Enterprise Growth .......................     Class B 1.35%          $  4.43                        3
EQ/Enterprise Growth .......................     Class B 1.55%          $  4.38                        3
EQ/Enterprise Growth .......................     Class B 1.60%          $  4.36                        3
EQ/Enterprise Growth .......................     Class B 1.70%          $  4.34                       --

EQ/Enterprise Growth and Income ............     Class B 0.50%          $  5.44                        2
EQ/Enterprise Growth and Income ............     Class B 1.15%          $  5.23                       --
EQ/Enterprise Growth and Income ............     Class B 1.35%          $  5.16                       14
EQ/Enterprise Growth and Income ............     Class B 1.55%          $  5.10                       --
EQ/Enterprise Growth and Income ............     Class B 1.60%          $  5.08                        4
EQ/Enterprise Growth and Income ............     Class B 1.70%          $  5.05                       --

EQ/Enterprise Small Company Growth .........     Class B 0.50%          $  8.04                        1
EQ/Enterprise Small Company Growth .........     Class B 1.15%          $  7.72                       13
EQ/Enterprise Small Company Growth .........     Class B 1.35%          $  7.63                       68
EQ/Enterprise Small Company Growth .........     Class B 1.55%          $  7.53                       30
EQ/Enterprise Small Company Growth .........     Class B 1.60%          $  7.51                       11
EQ/Enterprise Small Company Growth .........     Class B 1.70%          $  7.46                       --

EQ/Enterprise Small Company Value ..........     Class B 0.50%          $ 26.24                       --
EQ/Enterprise Small Company Value ..........     Class B 1.15%          $ 23.56                       20
EQ/Enterprise Small Company Value ..........     Class B 1.35%          $ 22.79                       31
EQ/Enterprise Small Company Value ..........     Class B 1.55%          $ 22.05                       30
EQ/Enterprise Small Company Value ..........     Class B 1.60%          $ 21.86                       21
EQ/Enterprise Small Company Value ..........     Class B 1.70%          $ 21.50                       --

EQ/Equity 500 Index ........................     Class B 0.50%          $ 28.13                        1
EQ/Equity 500 Index ........................     Class B 1.15%          $ 26.20                      858
EQ/Equity 500 Index ........................     Class B 1.35%          $ 25.63                    3,163
EQ/Equity 500 Index ........................     Class B 1.55%          $ 25.07                    1,508
EQ/Equity 500 Index ........................     Class B 1.60%          $ 24.94                      968
EQ/Equity 500 Index ........................     Class B 1.70%          $ 24.66                       13

EQ/Evergreen Omega .........................     Class B 0.50%          $  8.77                        2
EQ/Evergreen Omega .........................     Class B 1.15%          $  8.43                      225
EQ/Evergreen Omega .........................     Class B 1.35%          $  8.33                      431
EQ/Evergreen Omega .........................     Class B 1.55%          $  8.23                      647
EQ/Evergreen Omega .........................     Class B 1.60%          $  8.20                      242
EQ/Evergreen Omega .........................     Class B 1.70%          $  8.15                        1

EQ/FI Mid Cap ..............................     Class B 0.50%          $ 11.56                      465
EQ/FI Mid Cap ..............................     Class B 1.15%          $ 11.24                      697
EQ/FI Mid Cap ..............................     Class B 1.35%          $ 11.14                    1,605
EQ/FI Mid Cap ..............................     Class B 1.55%          $ 11.04                    3,046
EQ/FI Mid Cap ..............................     Class B 1.60%          $ 11.02                    1,558
EQ/FI Mid Cap ..............................     Class B 1.70%          $ 10.97                       38

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                             ------------------   -----------------   --------------------------
EQ/FI Small/Mid Cap Value ................     Class B 0.50%           $ 15.38                     332
EQ/FI Small/Mid Cap Value ................     Class B 1.15%           $ 14.63                   2,058
EQ/FI Small/Mid Cap Value ................     Class B 1.35%           $ 14.40                   2,500
EQ/FI Small/Mid Cap Value ................     Class B 1.55%           $ 14.18                   4,357
EQ/FI Small/Mid Cap Value ................     Class B 1.60%           $ 14.13                   1,805
EQ/FI Small/Mid Cap Value ................     Class B 1.70%           $ 14.02                      26

EQ/J.P. Morgan Core Bond .................     Class B 0.50%           $ 14.70                       5
EQ/J.P. Morgan Core Bond .................     Class B 1.15%           $ 14.04                     621
EQ/J.P. Morgan Core Bond .................     Class B 1.35%           $ 13.84                   1,021
EQ/J.P. Morgan Core Bond .................     Class B 1.55%           $ 13.65                   1,172
EQ/J.P. Morgan Core Bond .................     Class B 1.60%           $ 13.60                     748
EQ/J.P. Morgan Core Bond .................     Class B 1.70%           $ 13.50                       8

EQ/Janus Large Cap Growth ................     Class B 0.50%           $  6.25                       3
EQ/Janus Large Cap Growth ................     Class B 1.15%           $  6.08                     188
EQ/Janus Large Cap Growth ................     Class B 1.35%           $  6.02                     503
EQ/Janus Large Cap Growth ................     Class B 1.55%           $  5.97                   1,916
EQ/Janus Large Cap Growth ................     Class B 1.60%           $  5.96                   1,047
EQ/Janus Large Cap Growth ................     Class B 1.70%           $  5.93                      25

EQ/JP Morgan Value Opportunities .........     Class B 0.50%           $ 14.10                      --
EQ/JP Morgan Value Opportunities .........     Class B 1.15%           $ 13.40                     946
EQ/JP Morgan Value Opportunities .........     Class B 1.35%           $ 13.20                   1,375
EQ/JP Morgan Value Opportunities .........     Class B 1.55%           $ 12.99                     509
EQ/JP Morgan Value Opportunities .........     Class B 1.60%           $ 12.94                     338
EQ/JP Morgan Value Opportunities .........     Class B 1.70%           $ 12.84                      11

EQ/Lazard Small Cap Value ................     Class B 0.50%           $ 17.65                      12
EQ/Lazard Small Cap Value ................     Class B 1.15%           $ 16.86                     526
EQ/Lazard Small Cap Value ................     Class B 1.35%           $ 16.63                     986
EQ/Lazard Small Cap Value ................     Class B 1.55%           $ 16.39                     837
EQ/Lazard Small Cap Value ................     Class B 1.60%           $ 16.33                     499
EQ/Lazard Small Cap Value ................     Class B 1.70%           $ 16.22                       5

EQ/Marsico Focus .........................     Class B 0.50%           $ 14.36                       3
EQ/Marsico Focus .........................     Class B 1.15%           $ 14.05                     693
EQ/Marsico Focus .........................     Class B 1.35%           $ 13.95                   1,467
EQ/Marsico Focus .........................     Class B 1.55%           $ 13.86                   1,261
EQ/Marsico Focus .........................     Class B 1.60%           $ 13.84                     676
EQ/Marsico Focus .........................     Class B 1.70%           $ 13.79                      11

EQ/Mercury Basic Value Equity ............     Class B 0.50%           $ 21.32                     189
EQ/Mercury Basic Value Equity ............     Class B 1.15%           $ 20.27                   1,843
EQ/Mercury Basic Value Equity ............     Class B 1.35%           $ 19.96                   3,230
EQ/Mercury Basic Value Equity ............     Class B 1.55%           $ 19.65                   2,719
EQ/Mercury Basic Value Equity ............     Class B 1.60%           $ 19.58                   1,213
EQ/Mercury Basic Value Equity ............     Class B 1.70%           $ 19.43                      21

EQ/Mercury International Value ...........     Class B 0.50%           $ 18.04                       3
EQ/Mercury International Value ...........     Class B 1.15%           $ 17.16                     779
EQ/Mercury International Value ...........     Class B 1.35%           $ 16.89                   1,244
EQ/Mercury International Value ...........     Class B 1.55%           $ 16.63                   1,121
EQ/Mercury International Value ...........     Class B 1.60%           $ 16.57                     468
EQ/Mercury International Value ...........     Class B 1.70%           $ 16.44                       3

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2004


                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                             ------------------   -----------------   --------------------------
EQ/MFS Emerging Growth Companies .........     Class B 0.50%           $ 14.09                      --
EQ/MFS Emerging Growth Companies .........     Class B 1.15%           $ 13.40                   1,570
EQ/MFS Emerging Growth Companies .........     Class B 1.35%           $ 13.19                   4,453
EQ/MFS Emerging Growth Companies .........     Class B 1.55%           $ 12.99                   1,652
EQ/MFS Emerging Growth Companies .........     Class B 1.60%           $ 12.94                   1,142
EQ/MFS Emerging Growth Companies .........     Class B 1.70%           $ 12.84                       2

EQ/MFS Investors Trust ...................     Class B 0.50%           $  9.45                      19
EQ/MFS Investors Trust ...................     Class B 1.15%           $  9.09                      98
EQ/MFS Investors Trust ...................     Class B 1.35%           $  8.98                     635
EQ/MFS Investors Trust ...................     Class B 1.55%           $  8.87                     599
EQ/MFS Investors Trust ...................     Class B 1.60%           $  8.84                     421
EQ/MFS Investors Trust ...................     Class B 1.70%           $  8.79                      --

EQ/Money Market ..........................     Class A 1.15%           $ 30.08                     344
EQ/Money Market ..........................     Class B 0.00%           $ 38.75                      25
EQ/Money Market ..........................     Class B 0.50%           $ 34.45                       2
EQ/Money Market ..........................     Class B 1.15%           $ 29.55                     566
EQ/Money Market ..........................     Class B 1.35%           $ 28.18                   1,221
EQ/Money Market ..........................     Class B 1.55%           $ 26.87                   1,317
EQ/Money Market ..........................     Class B 1.60%           $ 26.55                   1,478
EQ/Money Market ..........................     Class B 1.70%           $ 25.92                      15

EQ/Small Company Index ...................     Class B 0.50%           $ 15.24                      --
EQ/Small Company Index ...................     Class B 1.15%           $ 14.56                     499
EQ/Small Company Index ...................     Class B 1.35%           $ 14.35                   1,073
EQ/Small Company Index ...................     Class B 1.55%           $ 14.15                     783
EQ/Small Company Index ...................     Class B 1.60%           $ 14.10                     378
EQ/Small Company Index ...................     Class B 1.70%           $ 14.00                      11


                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                            AXA
                                                 AXA Aggressive   AXA Conservative   Conservative-Plus
                                                 Allocation (a)    Allocation (a)      Allocation (a)
                                                ---------------- ------------------ -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................     $ 24,717          $105,338            $136,552
 Expenses:
  Asset-based charges .........................       12,365            29,221              42,694
                                                    --------          --------            --------
Net Investment Income (Loss) ..................       12,352            76,117              93,858
                                                    --------          --------            --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........       (3,907)           34,971               9,466
  Realized gain distribution from The Trusts ..          567             1,143               2,116
                                                    --------          --------            --------
 Net realized gain (loss) .....................       (3,340)           36,114              11,582
                                                    --------          --------            --------
 Change in unrealized appreciation
  (depreciation) of investments ...............      144,445            66,094             245,974
                                                    --------          --------            --------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................      141,105           102,208             257,556
                                                    --------          --------            --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................     $153,457          $178,325            $351,414
                                                    ========          ========            ========

                                                                      AXA          AXA Premier
                                                 AXA Moderate    Moderate-Plus   VIP Aggressive    AXA Premier      AXA Premier
                                                  Allocation    Allocation (a)       Equity       VIP Core Bond   VIP Health Care
                                                -------------- ---------------- ---------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................  $10,163,319       $189,963                 --     $1,674,262       $  589,388
 Expenses:
  Asset-based charges .........................    5,200,360         61,379            747,545        786,115          225,819
                                                 -----------       --------            -------     ----------       ----------
Net Investment Income (Loss) ..................    4,962,959        128,584           (747,545)       888,147          363,569
                                                 -----------       --------           --------     ----------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........    5,891,990          9,471         (4,794,363)       391,294          901,851
  Realized gain distribution from The Trusts ..           --          2,370                 --        276,901          426,205
                                                 -----------       --------         ----------     ----------       ----------
 Net realized gain (loss) .....................    5,891,990         11,841         (4,794,363)       668,195        1,328,056
                                                 -----------       --------         ----------     ----------       ----------
 Change in unrealized appreciation
  (depreciation) of investments ...............   17,602,183        646,757         11,440,577       (368,338)        (191,798)
                                                 -----------       --------         ----------     ----------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................   23,494,173        658,598          6,646,214        299,857        1,136,258
                                                 -----------       --------         ----------     ----------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................  $28,457,132       $787,182      $   5,898,669     $1,188,004       $1,499,827
                                                 ===========       ========      =============     ==========       ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                        AXA Premier       AXA Premier
                                                      AXA Premier    VIP International   VIP Large Cap
                                                    VIP High Yield         Equity         Core Equity
                                                   ---------------- ------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $   6,772,571        $  352,035         $221,953
 Expenses:
  Asset-based charges ............................      1,512,745           233,686          118,700
                                                    -------------        ----------         --------
Net Investment Income (Loss) .....................      5,259,826           118,349          103,253
                                                    -------------        ----------         --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     (2,121,972)          742,536          145,234
  Realized gain distribution from The Trusts .....             --           184,514          222,205
                                                    -------------        ----------         --------
 Net realized gain (loss) ........................     (2,121,972)          927,050          367,439
                                                    -------------        ----------         --------
 Change in unrealized appreciation
  (depreciation) of investments ..................      4,353,863         1,609,077          312,104
                                                    -------------        ----------         --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      2,231,891         2,536,127          679,543
                                                    -------------        ----------         --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   7,491,717        $2,654,476         $782,796
                                                    =============        ==========         ========

                                                    AXA Premier   AXA Premier    AXA Premier     AXA Premier
                                                     VIP Large     VIP Large    VIP Small/Mid   VIP Small/Mid
                                                     Cap Growth    Cap Value      Cap Growth      Cap Value
                                                   ------------- ------------- --------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................           --   $1,100,451      $  387,291     $1,176,024
 Expenses:
  Asset-based charges ............................      240,156      256,021         357,180        428,281
                                                        -------   ----------      ----------     ----------
Net Investment Income (Loss) .....................     (240,156)     844,430          30,111        747,743
                                                       --------   ----------      ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       96,331      233,189         217,800        693,619
  Realized gain distribution from The Trusts .....           --      172,242          51,827        636,898
                                                       --------   ----------      ----------     ----------
 Net realized gain (loss) ........................       96,331      405,431         269,627      1,330,517
                                                       --------   ----------      ----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      945,567      956,779       2,075,707      1,896,278
                                                       --------   ----------      ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    1,041,898    1,362,210       2,345,334      3,226,795
                                                      ---------   ----------      ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   801,742   $2,206,640      $2,375,445     $3,974,538
                                                    ===========   ==========      ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                      EQ/Alliance
                                                      AXA Premier      EQ/Alliance     Growth and
                                                    VIP Technology    Common Stock       Income
                                                   ---------------- ---------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  347,592     $    6,327,719   $ 6,336,746
 Expenses:
  Asset-based charges ............................       476,433          8,631,269     6,232,486
                                                      ----------     --------------   -----------
Net Investment Income (Loss) .....................      (128,841)        (2,303,550)      104,260
                                                      ----------     --------------   -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       357,253        (33,039,209)       38,270
  Realized gain distribution from The Trusts .....            --                 --            --
                                                      ----------     --------------   -----------
 Net realized gain (loss) ........................       357,253        (33,039,209)       38,270
                                                      ----------     --------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     3,574,816        112,517,988    45,724,762
                                                      ----------     --------------   -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     3,932,069         79,478,779    45,763,032
                                                      ----------     --------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $3,803,228     $   77,175,229   $45,867,292
                                                      ==========     ==============   ===========

                                                     EQ/Alliance
                                                     Intermediate                                                    EQ/Alliance
                                                      Government     EQ/Alliance      EQ/Alliance     EQ/Alliance     Small Cap
                                                      Securities    International   Premier Growth   Quality Bond       Growth
                                                   --------------- --------------- ---------------- -------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $   5,227,948    $ 2,877,635                --   $   898,702              --
 Expenses:
  Asset-based charges ............................      2,767,178      2,146,715         1,491,832       336,206       1,618,108
                                                    -------------    -----------         ---------   -----------       ---------
Net Investment Income (Loss) .....................      2,460,770        730,920        (1,491,832)      562,496      (1,618,108)
                                                    -------------    -----------        ----------   -----------      ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        475,683      4,629,349       (13,046,635)      142,141        (913,326)
  Realized gain distribution from The Trusts .....          9,288             --                --        62,042              --
                                                    -------------    -----------       -----------   -----------      ----------
 Net realized gain (loss) ........................        484,971      4,629,349       (13,046,635)      204,183        (913,326)
                                                    -------------    -----------       -----------   -----------      ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     (2,061,571)    18,456,992        21,068,207      (257,649)     15,629,879
                                                    -------------    -----------       -----------   -----------      ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     (1,576,600)    23,086,341         8,021,572       (53,466)     14,716,553
                                                    -------------    -----------       -----------   -----------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $     884,172    $23,817,261    $    6,529,740   $   509,030    $ 13,098,445
                                                    =============    ===========    ==============   ===========    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     EQ/Bernstein    EQ/Calvert   EQ/Capital
                                                     Diversified      Socially     Guardian
                                                        Value       Responsible     Growth
                                                   --------------- ------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $ 1,997,755            --    $    5,617
 Expenses:
  Asset-based charges ............................     2,126,636        13,129        16,620
                                                     -----------       -------    ----------
Net Investment Income (Loss) .....................      (128,881)      (13,129)      (11,003)
                                                     -----------       -------    ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     1,696,190        74,061       113,276
  Realized gain distribution from The Trusts .....     1,027,661            --            --
                                                     -----------       -------    ----------
 Net realized gain (loss) ........................     2,723,851        74,061       113,276
                                                     -----------       -------    ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................    14,551,124       (40,460)      (63,562)
                                                     -----------       -------    ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    17,274,975        33,601        49,714
                                                     -----------       -------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $17,146,094    $   20,472    $   38,711
                                                     ===========    ==========    ==========

                                                      EQ/Capital     EQ/Capital     EQ/Capital
                                                       Guardian       Guardian       Guardian     EQ/Emerging
                                                    International     Research     U.S. Equity   Markets Equity
                                                   --------------- -------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  184,519     $  458,381    $  201,431     $  316,816
 Expenses:
  Asset-based charges ............................       143,958      1,031,420       600,283        661,773
                                                      ----------     ----------    ----------     ----------
Net Investment Income (Loss) .....................        40,561       (573,039)     (398,852)      (344,957)
                                                      ----------     ----------    ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       489,564      1,745,835     1,340,615      1,458,292
  Realized gain distribution from The Trusts .....            --             --            --             --
                                                      ----------     ----------    ----------     ----------
 Net realized gain (loss) ........................       489,564      1,745,835     1,340,615      1,458,292
                                                      ----------     ----------    ----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     1,016,254      5,482,627     2,131,363      8,379,780
                                                      ----------     ----------    ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     1,505,818      7,228,462     3,471,978      9,838,072
                                                      ----------     ----------    ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $1,546,379     $6,655,423    $3,073,126     $9,493,115
                                                      ==========     ==========    ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    EQ/Enterprise     EQ/Enterprise     EQ/Enterprise
                                                      Equity (b)    Equity Income (b)     Growth (b)
                                                   --------------- ------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................         --            $10,477            $  49
 Expenses:
  Asset-based charges ............................        286              1,437               73
                                                          ---            -------            -----
Net Investment Income (Loss) .....................       (286)             9,040              (24)
                                                         ----            -------            -----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          1                521               --
  Realized gain distribution from The Trusts .....         --                 --               --
                                                         ----            -------            -----
 Net realized gain (loss) ........................          1                521               --
                                                         ----            -------            -----
 Change in unrealized appreciation
  (depreciation) of investments ..................      6,035             14,228              969
                                                        -----            -------            -----
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      6,036             14,749              969
                                                        -----            -------            -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $5,750            $23,789            $ 945
                                                       ======            =======            =====



                                                    EQ/Enterprise  EQ/Enterprise   EQ/Enterprise
                                                     Growth and    Small Company   Small Company     EQ/Equity     EQ/Evergreen
                                                     Income (b)      Growth (b)      Value (b)       500 Index        Omega
                                                   -------------- --------------- --------------- --------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $  911             --          $ 2,031      $  2,268,100    $    35,808
 Expenses:
  Asset-based charges ............................        139            154            2,573         2,281,533        167,392
                                                       ------            ---          -------      ------------    -----------
Net Investment Income (Loss) .....................        772           (154)            (542)          (13,433)      (131,584)
                                                       ------           ----          -------      ------------    -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        644              8            2,492        (3,464,416)        17,520
  Realized gain distribution from The Trusts .....         --             --           40,732                --             --
                                                       ------           ----          -------      ------------    -----------
 Net realized gain (loss) ........................        644              8           43,224        (3,464,416)        17,520
                                                       ------           ----          -------      ------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      2,178          3,085           41,981        16,926,774        741,029
                                                       ------          -----          -------      ------------    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      2,822          3,093           85,205        13,462,358        758,549
                                                       ------          -----          -------      ------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $3,594         $2,939          $84,663      $ 13,448,925    $   626,965
                                                       ======         ======          =======      ============    ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                     EQ/FI
                                                       EQ/FI       Small/Mid    EQ/J.P. Morgan
                                                      Mid Cap      Cap Value       Core Bond
                                                   ------------- ------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $1,721,851    $ 3,842,826     $1,928,409
 Expenses:
  Asset-based charges ............................   1,062,375      2,116,507        683,508
                                                    ----------    -----------     ----------
Net Investment Income (Loss) .....................     659,476      1,726,319      1,244,901
                                                    ----------    -----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............   2,463,986      3,585,901       (207,879)
  Realized gain distribution from The Trusts .....   3,017,466     10,340,405        119,582
                                                    ----------    -----------     ----------
 Net realized gain (loss) ........................   5,481,452     13,926,306        (88,297)
                                                    ----------    -----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................   3,818,707      6,831,397         44,682
                                                    ----------    -----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................   9,300,159     20,757,703        (43,615)
                                                    ----------    -----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $9,959,635    $22,484,022     $1,201,286
                                                    ==========    ===========     ==========



                                                       EQ/Janus      EQ/JP Morgan    EQ/Lazard
                                                      Large Cap         Value        Small Cap     EQ/Marsico
                                                        Growth      Opportunities      Value         Focus
                                                   --------------- --------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $      51,738    $  522,757     $2,427,614            --
 Expenses:
  Asset-based charges ............................        329,165       594,949        577,222       773,007
                                                    -------------    ----------     ----------       -------
Net Investment Income (Loss) .....................       (277,427)      (72,192)     1,850,392      (773,007)
                                                    -------------    ----------     ----------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     (1,095,015)     (513,252)     1,285,051     2,654,309
  Realized gain distribution from The Trusts .....             --            --      2,195,287            --
                                                    -------------    ----------     ----------     ---------
 Net realized gain (loss) ........................     (1,095,015)     (513,252)     3,480,338     2,654,309
                                                    -------------    ----------     ----------     ---------
 Change in unrealized appreciation
  (depreciation) of investments ..................      3,517,516     4,267,719        512,664     2,946,906
                                                    -------------    ----------     ----------     ---------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      2,422,501     3,754,467      3,993,002     5,601,215
                                                    -------------    ----------     ----------     ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   2,145,074    $3,682,275     $5,843,394    $4,828,208
                                                    =============    ==========     ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     EQ/Mercury     EQ/Mercury
                                                    Basic Value   International
                                                       Equity         Value
                                                   ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $ 3,659,975     $  834,269
 Expenses:
  Asset-based charges ............................    2,447,474        728,321
                                                    -----------     ----------
Net Investment Income (Loss) .....................    1,212,501        105,948
                                                    -----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    1,839,691        519,151
  Realized gain distribution from The Trusts .....    5,199,366             --
                                                    -----------     ----------
 Net realized gain (loss) ........................    7,039,057        519,151
                                                    -----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................    7,239,833      9,259,830
                                                    -----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................   14,278,890      9,778,981
                                                    -----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $15,491,391     $9,884,929
                                                    ===========     ==========



                                                         EQ/MFS          EQ/MFS                      EQ/Small
                                                    Emerging Growth    Investors       EQ/Money       Company
                                                       Companies         Trust          Market         Index
                                                   ----------------- ------------- --------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................              --    $   87,356    $  1,231,457    $  835,012
 Expenses:
  Asset-based charges ............................       1,585,087       226,364       2,238,211       509,616
                                                         ---------    ----------    ------------    ----------
Net Investment Income (Loss) .....................      (1,585,087)     (139,008)     (1,006,754)      325,396
                                                        ----------    ----------    ------------    ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     (11,988,675)     (608,085)       (574,264)    1,161,131
  Realized gain distribution from The Trusts .....              --            --              --       597,408
                                                       -----------    ----------    ------------    ----------
 Net realized gain (loss) ........................     (11,988,675)     (608,085)       (574,264)    1,758,539
                                                       -----------    ----------    ------------    ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      25,504,516     2,184,909         555,369     3,276,757
                                                       -----------    ----------    ------------    ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      13,515,841     1,576,824         (18,895)    5,035,296
                                                       -----------    ----------    ------------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $ 11,930,754    $1,437,816    $ (1,025,649)   $5,360,692
                                                      ============    ==========    ============    ==========

-------
(a) Commenced operations on February 13, 2004. (b)
 Commenced operations on October 25, 2004. The accompanying notes are an integral part of these financial statements.


                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                              AXA Aggressive   AXA Conservative
                                                                              Allocation (b)    Allocation (b)
                                                                             ---------------- ------------------
                                                                                   2004              2004
                                                                             ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................    $   12,352        $   76,117
 Net realized gain (loss) on investments ...................................        (3,340)           36,114
 Change in unrealized appreciation (depreciation) of investments ...........       144,445            66,094
                                                                                ----------        ----------
 Net increase (decrease) in net assets from operations .....................       153,457           178,325
                                                                                ----------        ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................       163,523            64,052
  Transfers between funds including guaranteed interest
   account, net ............................................................     1,764,083         5,202,142
  Transfers for contract benefits and terminations .........................       (35,757)         (925,995)
  Contract maintenance charges .............................................        (4,170)           (6,930)
                                                                                ----------        ----------
Net increase (decrease) in net assets from contractowners transactions .....     1,887,679         4,333,269
                                                                                ----------        ----------
Net increase (decrease) in amount retained by AXA Equitable in Separate
 Account No. 45 ............................................................        12,365            22,093
                                                                                ----------        ----------
Increase (Decrease) in Net Assets ..........................................     2,053,501         4,533,687
Net Assets -- Beginning of Period ..........................................            --                --
                                                                                ----------        ----------
Net Assets -- End of Period ................................................    $2,053,501        $4,533,687
                                                                                ==========        ==========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ....................................................................            --                --
 Redeemed ..................................................................            --                --
                                                                                ----------        ----------
 Net Increase (Decrease) ...................................................            --                --
                                                                                ==========        ==========
Unit Activity 0.50% to 1.70% Class B
 Issued ....................................................................           221               687
 Redeemed ..................................................................           (29)             (250)
                                                                                ----------        ----------
 Net Increase (Decrease) ...................................................           192               437
                                                                                ==========        ==========

                                                                                     AXA
                                                                              Conservative-Plus            AXA Moderate
                                                                                Allocation (b)              Allocation
                                                                             ------------------- ---------------------------------
                                                                                     2004              2004             2003
                                                                             ------------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................     $   93,858       $   4,962,959    $   3,564,723
 Net realized gain (loss) on investments ...................................         11,582           5,891,990       (3,539,054)
 Change in unrealized appreciation (depreciation) of investments ...........        245,974          17,602,183       62,875,295
                                                                                 ----------       -------------    -------------
 Net increase (decrease) in net assets from operations .....................        351,414          28,457,132       62,900,964
                                                                                 ----------       -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................        588,807           4,535,920        4,206,405
  Transfers between funds including guaranteed interest
   account, net ............................................................      5,812,113            (289,120)       3,715,983
  Transfers for contract benefits and terminations .........................       (151,390)        (39,475,549)     (32,545,227)
  Contract maintenance charges .............................................         (4,066)         (1,136,716)      (1,244,569)
                                                                                 ----------       -------------    -------------
Net increase (decrease) in net assets from contractowners transactions .....      6,245,464         (36,365,465)     (25,867,408)
                                                                                 ----------       -------------    -------------
Net increase (decrease) in amount retained by AXA Equitable in Separate
 Account No. 45 ............................................................         20,746               5,772            6,260
                                                                                 ----------       -------------    -------------
Increase (Decrease) in Net Assets ..........................................      6,617,624          (7,902,561)      37,039,815
Net Assets -- Beginning of Period ..........................................             --         413,719,100      376,679,285
                                                                                 ----------       -------------    -------------
Net Assets -- End of Period ................................................     $6,617,624       $ 405,816,539    $ 413,719,000
                                                                                 ==========       =============    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ....................................................................             --                 111               79
 Redeemed ..................................................................             --                (242)            (183)
                                                                                 ----------       -------------    -------------
 Net Increase (Decrease) ...................................................             --                (131)            (104)
                                                                                 ==========       =============    =============
Unit Activity 0.50% to 1.70% Class B
 Issued ....................................................................            731                 873              952
 Redeemed ..................................................................            (96)             (1,603)          (1,556)
                                                                                 ----------       -------------    -------------
 Net Increase (Decrease) ...................................................            635                (730)            (605)
                                                                                 ==========       =============    =============

                                                                                    AXA
                                                                               Moderate-Plus         AXA Premier VIP
                                                                              Allocation (b)        Aggressive Equity
                                                                             ---------------- ------------------------------
                                                                                   2004             2004           2003
                                                                             ---------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................   $   128,584     $   (747,545)   $   (673,015)
 Net realized gain (loss) on investments ...................................        11,841       (4,794,363)     (6,856,968)
 Change in unrealized appreciation (depreciation) of investments ...........       646,757       11,440,577      24,214,471
                                                                               -----------     ------------    ------------
 Net increase (decrease) in net assets from operations .....................       787,182        5,898,669      16,684,488
                                                                               -----------     ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................       791,537          907,466         729,300
  Transfers between funds including guaranteed interest
   account, net ............................................................     9,243,496       (2,529,793)     (1,147,348)
  Transfers for contract benefits and terminations .........................      (107,036)      (5,662,642)     (3,943,042)
  Contract maintenance charges .............................................       (11,678)        (269,211)       (299,602)
                                                                               -----------     ------------    ------------
Net increase (decrease) in net assets from contractowners transactions .....     9,916,319       (7,554,180)     (4,660,692)
                                                                               -----------     ------------    ------------
Net increase (decrease) in amount retained by AXA Equitable in Separate
 Account No. 45 ............................................................        31,901            1,290           1,080
                                                                               -----------     ------------    ------------
Increase (Decrease) in Net Assets ..........................................    10,735,402       (1,654,221)     12,024,876
Net Assets -- Beginning of Period ..........................................            --       61,667,654      49,642,778
                                                                               -----------     ------------    ------------
Net Assets -- End of Period ................................................   $10,735,402     $ 60,013,433    $ 61,667,654
                                                                               ===========     ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ....................................................................            --               11              10
 Redeemed ..................................................................            --              (78)            (76)
                                                                               -----------     ------------    ------------
 Net Increase (Decrease) ...................................................            --              (67)            (66)
                                                                               ===========     ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ....................................................................         1,117               77              93
 Redeemed ..................................................................          (111)            (159)           (142)
                                                                               -----------     ------------    ------------
 Net Increase (Decrease) ...................................................         1,006              (82)            (49)
                                                                               ===========     ============    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                              AXA Premier VIP                 AXA Premier VIP
                                                                                 Core Bond                      Health Care
                                                                      ------------------------------  ------------------------------
                                                                            2004            2003            2004            2003
                                                                      --------------- --------------  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................................  $    888,147    $    947,314     $   363,569     $   (23,707)
 Net realized gain (loss) on investments ............................       668,195         531,802       1,328,056        (190,522)
 Change in unrealized appreciation (depreciation) of investments ....      (368,338)       (384,059)       (191,798)      2,545,216
                                                                       ------------    ------------     -----------     -----------
 Net increase (decrease) in net assets from operations ..............     1,188,004       1,095,057       1,499,827       2,330,987
                                                                       ------------    ------------     -----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............................       603,055       1,160,323         274,134         274,811
  Transfers between funds including guaranteed interest
   account, net .....................................................     3,354,566       9,146,872       2,723,133       3,896,339
  Transfers for contract benefits and terminations ..................    (5,946,276)     (4,850,874)       (965,480)       (591,412)
  Contract maintenance charges ......................................      (119,521)       (124,791)        (42,682)        (30,949)
                                                                       ------------    ------------     -----------     -----------
Net increase (decrease) in net assets from contractowners
    transactions ....................................................    (2,108,176)      5,331,530       1,989,105       3,548,789
                                                                       ------------    ------------     -----------     -----------
Net increase (decrease) in amount retained by AXA Equitable
   in Separate Account No. 45 .......................................         2,588          10,216          19,271          33,883
                                                                       ------------    ------------     -----------     -----------
Increase (Decrease) in Net Assets ...................................      (917,584)      6,436,803       3,508,203       5,913,659
Net Assets -- Beginning of Period ...................................    52,865,629      46,428,826      13,110,577       7,196,918
                                                                       ------------    ------------     -----------     -----------
Net Assets -- End of Period .........................................  $ 51,948,045    $ 52,865,629     $16,618,780     $13,110,557
                                                                       ============    ============     ===========     ===========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .............................................................            --              --              --              --
 Redeemed ...........................................................            --              --              --              --
                                                                       ------------    ------------     -----------     -----------
 Net Increase (Decrease) ............................................            --              --              --              --
                                                                       ============    ============     ===========     ===========
Unit Activity 0.50% to 1.70% Class B
 Issued .............................................................         1,383           2,529             867             754
 Redeemed ...........................................................        (1,579)         (2,033)           (675)           (355)
                                                                       ------------    ------------     -----------     -----------
 Net Increase (Decrease) ............................................          (195)            496             192             399
                                                                       ============    ============     ===========     ===========



                                                                          AXA Premier VIP                   AXA Premier VIP
                                                                             High Yield                   International Equity
                                                                 ---------------------------------- -------------------------------
                                                                       2004              2003             2004            2003
                                                                 ----------------  ---------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................    $  5,259,826      $  3,694,463     $   118,350     $   (66,038)
 Net realized gain (loss) on investments ......................      (2,121,972)       (5,058,598)        927,049        (369,443)
 Change in unrealized appreciation (depreciation) of
    investments ...............................................       4,353,863        18,923,711       1,609,077       3,266,174
                                                                   ------------      ------------     -----------     -----------
 Net increase (decrease) in net assets from operations ........       7,491,717        17,559,576       2,654,476       2,830,693
                                                                   ------------      ------------     -----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................       1,427,189         1,458,097         453,494         250,072
  Transfers between funds including guaranteed interest
   account, net ...............................................       6,166,440        14,883,763       2,687,638       4,605,853
  Transfers for contract benefits and terminations ............      (9,932,923)       (7,491,625)       (790,135)       (384,377)
  Contract maintenance charges ................................        (287,573)         (289,415)        (40,840)        (25,605)
                                                                   ------------      ------------     -----------     -----------
Net increase (decrease) in net assets from
    contractowners transactions ...............................      (2,626,867)        8,560,820       2,310,157       4,445,943
                                                                   ------------      ------------     -----------     -----------
Net increase (decrease) in amount retained by
    AXA Equitable in Separate Account No. 45 ..................           7,727            23,894          16,019          26,504
                                                                   ------------      ------------     -----------     -----------
Increase (Decrease) in Net Assets .............................       4,872,577        26,144,290       4,980,652       7,303,140
Net Assets -- Beginning of Period .............................     106,181,511        80,037,221      14,701,886       7,398,746
                                                                   ------------      ------------     -----------     -----------
Net Assets -- End of Period ...................................    $111,054,088      $106,181,511     $19,682,538     $14,701,886
                                                                   ============      ============     ===========     ===========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................              53                85              --              --
 Redeemed .....................................................             (52)              (47)             --              --
                                                                   ------------      ------------     -----------     -----------
 Net Increase (Decrease) ......................................               1                38              --              --
                                                                   ============      ============     ===========     ===========
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................           1,136             1,651             775             802
 Redeemed .....................................................          (1,228)           (1,339)           (559)           (330)
                                                                   ------------      ------------     -----------     -----------
 Net Increase (Decrease) ......................................             (92)              312             216             472
                                                                    ============      ============     ===========     ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                        AXA Premier VIP                AXA Premier VIP
                                                                     Large Cap Core Equity             Large Cap Growth
                                                                 ----------------------------   -----------------------------
                                                                     2004           2003            2004            2003
                                                                 ------------- --------------   ------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................................   $   103,253     $  (76,422)    $  (240,156)    $  (177,559)
 Net realized gain (loss) on investments .....................       367,439       (202,654)         96,331        (536,175)
 Change in unrealized appreciation (depreciation)
   of investments ............................................       312,104      2,103,276         945,567       3,791,620
                                                                 -----------     ----------     -----------     -----------
 Net increase (decrease) in net assets from
   operations ................................................       782,796      1,824,200         801,742       3,077,886
                                                                 -----------     ----------     -----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......................        71,303         86,359         134,803         228,003
  Transfers between funds including guaranteed
   interest account, net .....................................       (57,895)     2,185,074       1,565,546       3,913,426
  Transfers for contract benefits and terminations ...........      (413,700)      (391,065)       (931,006)       (609,433)
  Contract maintenance charges ...............................       (22,100)       (17,252)        (39,614)        (32,600)
                                                                 -----------     ----------     -----------     -----------
Net increase (decrease) in net assets from
   contractowners transactions ...............................      (422,392)     1,863,116         729,729       3,499,396
                                                                 -----------     ----------     -----------     -----------
Net increase (decrease) in amount retained by AXA
 Equitable in Separate Account No. 45 ........................         8,991         24,591          18,917          29,261
                                                                 -----------     ----------     -----------     -----------
Increase (Decrease) in Net Assets ............................       369,395      3,711,907       1,550,388       6,606,543
Net Assets -- Beginning of Period ............................     9,923,936      6,212,029      15,563,281       8,956,738
                                                                 -----------     ----------     -----------     -----------
Net Assets -- End of Period ..................................   $10,293,331     $9,923,936     $17,113,669     $15,563,281
                                                                 ===========     ==========     ===========     ===========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ......................................................            --             --              --              --
 Redeemed ....................................................            --             --              --              --
                                                                 -----------     ----------     -----------     -----------
 Net Increase (Decrease) .....................................            --             --              --              --
                                                                 ===========     ==========     ===========     ===========
Unit Activity 0.50% to 1.70% Class B
 Issued ......................................................           218            401             566             946
 Redeemed ....................................................          (264)          (192)           (487)           (488)
                                                                 -----------     ----------     -----------     -----------
 Net Increase (Decrease) .....................................           (46)           209              79             458
                                                                 ===========     ==========     ===========     ===========



                                                                          AXA Premier VIP                 AXA Premier VIP
                                                                          Large Cap Value               Small/Mid Cap Growth
                                                                  -------------------------------- -------------------------------
                                                                        2004             2003            2004            2003
                                                                  ---------------  --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................     $  (844,430)     $    80,116    $     30,111     $    13,981
 Net realized gain (loss) on investments ......................         405,431         (266,509)        269,627        (776,155)
 Change in unrealized appreciation (depreciation)
   of investments .............................................         956,779        3,684,822       2,075,707       6,143,992
                                                                    -----------      -----------    ------------     -----------
 Net increase (decrease) in net assets from
   operations .................................................       2,206,640        3,498,429       2,375,445       5,381,818
                                                                    -----------      -----------    ------------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................         186,763          215,770         254,325         529,665
  Transfers between funds including guaranteed
   interest account, net ......................................       2,504,820        1,818,665       1,199,993       8,040,266
  Transfers for contract benefits and
    terminations ..............................................        (940,454)        (932,517)     (1,783,546)       (903,872)
  Contract maintenance charges ................................         (47,520)         (35,701)        (66,705)        (46,472)
                                                                    -----------      -----------    ------------     -----------
Net increase (decrease) in net assets from
  contractowners transactions .................................       1,703,609        1,066,217        (395,933)      7,619,587
                                                                    -----------      -----------    ------------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45 .....................          24,296           25,630           7,161          21,075
                                                                    -----------      -----------    ------------     -----------
Increase (Decrease) in Net Assets .............................       3,934,545        4,590,276       1,986,673      13,022,480
Net Assets -- Beginning of Period .............................      16,013,568       11,423,292      23,986,645      10,964,165
                                                                    -----------      -----------    ------------     -----------
Net Assets -- End of Period ...................................     $19,948,113      $16,013,568    $ 25,973,318     $23,986,645
                                                                    ===========      ===========    ============     ===========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................              --               --              --              --
 Redeemed .....................................................              --               --              --              --
                                                                    -----------      -----------    ------------     -----------
 Net Increase (Decrease) ......................................              --               --              --              --
                                                                    ===========      ===========    ============     ===========
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................             625              427             681           1,554
 Redeemed .....................................................            (464)            (306)           (728)           (526)
                                                                    -----------      -----------    ------------     -----------
 Net Increase (Decrease) ......................................             161              121             (47)          1,029
                                                                    ===========      ===========    ============     ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                      AXA Premier VIP                    AXA Premier VIP
                                                                    Small/Mid Cap Value                   Technology (c)
                                                              -------------------------------     ------------------------------
                                                                    2004            2003                2004           2003
                                                              --------------- ---------------     --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $    747,743     $  (195,713)       $   (128,841)    $  163,331
 Net realized gain (loss) on investments ....................     1,330,517        (575,100)            357,253        (79,744)
 Change in unrealized appreciation (depreciation)
   of investments ...........................................     1,896,278       6,903,314            3,574,816      1,564,938
                                                               ------------     -----------         ------------     ----------
 Net increase (decrease) in net assets from
   operations ...............................................     3,974,538       6,132,501            3,803,228      1,648,525
                                                               ------------     -----------         ------------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................       249,369         303,589              308,061        166,943
  Transfers between funds including
   guaranteed interest account, net .........................     6,378,494       6,462,530           35,679,998      5,828,508
  Transfers for contract benefits and
    terminations ............................................    (1,743,534)       (812,045)          (2,132,620)      (203,835)
  Contract maintenance charges ..............................       (78,284)        (52,130)             (91,687)       (12,086)
                                                               ------------     -----------         ------------     ----------
Net increase (decrease) in net assets from
  contractowners transactions ...............................     4,806,045       5,901,944           33,763,752      5,779,530
                                                               ------------     -----------         ------------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45 ...................         5,313          15,759                8,269         36,045
                                                               ------------     -----------         ------------     ----------
Increase (Decrease) in Net Assets ...........................     8,785,896      12,050,204           37,575,249      7,464,100
Net Assets -- Beginning of Period ...........................    25,452,935      13,402,731            9,421,473      1,957,373
                                                               ------------     -----------         ------------     ----------
Net Assets -- End of Period .................................  $ 34,238,831     $25,452,935         $ 46,996,722     $9,421,473
                                                               ============     ===========         ============     ==========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .....................................................            --              --                   --             --
 Redeemed ...................................................            --              --                   --             --
                                                               ------------     -----------         ------------     ----------
 Net Increase (Decrease) ....................................            --              --                   --             --
                                                               ============     ===========         ============     ==========
Unit Activity 0.50% to 1.70% Class B
 Issued .....................................................         1,237           1,352                5,784            979
 Redeemed ...................................................          (778)           (680)              (1,723)          (259)
                                                               ------------     -----------         ------------     ----------
 Net Increase (Decrease) ....................................           459             672                4,061            720
                                                               ============     ===========         ============     ==========



                                                                           EQ/Alliance                       EQ/Alliance
                                                                           Common Stock                    Growth and Income
                                                                ---------------------------------- ---------------------------------
                                                                      2004              2003             2004             2003
                                                                ----------------  ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................  $  (2,303,550)    $      60,036    $     104,260    $  (1,272,044)
 Net realized gain (loss) on investments ......................    (33,039,209)      (58,774,426)          38,270      (13,830,446)
 Change in unrealized appreciation (depreciation)
   of investments .............................................    112,517,988       274,101,044       45,724,762      121,093,065
                                                                 -------------     -------------    -------------    -------------
 Net increase (decrease) in net assets from operations ........     77,175,229       215,386,654       45,867,292      105,990,575
                                                                 -------------     -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................      5,405,969         6,185,745        4,283,211        4,024,469
  Transfers between funds including
    guaranteed interest account, net ..........................     (9,651,347)       (3,276,365)     (14,001,417)     (12,103,930)
  Transfers for contract benefits and
    terminations ..............................................    (64,811,803)      (40,512,856)     (42,815,756)     (34,297,347)
  Contract maintenance charges ................................     (2,404,879)       (2,420,209)      (1,358,091)      (1,457,607)
                                                                 -------------     -------------    -------------    -------------
Net increase (decrease) in net assets from
  contractowners transactions .................................    (71,462,060)      (40,023,685)     (53,892,053)     (43,834,415)
                                                                 -------------     -------------    -------------    -------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ....................         28,680             6,259            8,991           11,608
                                                                 -------------     -------------    -------------    -------------
Increase (Decrease) in Net Assets .............................      5,741,849       175,369,228       (8,015,770)      62,167,768
Net Assets -- Beginning of Period .............................    657,649,308       482,280,080      462,973,353      400,805,585
                                                                 -------------     -------------    -------------    -------------
Net Assets -- End of Period ...................................  $ 663,391,157     $ 657,649,308    $ 454,957,583    $ 462,973,353
                                                                 =============     =============    =============    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................             18                38              115              141
 Redeemed .....................................................           (109)             (100)            (462)            (463)
                                                                 -------------     -------------    -------------    -------------
 Net Increase (Decrease) ......................................            (91)              (62)            (347)            (322)
                                                                 =============     =============    =============    =============
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................            175               250              866            1,556
 Redeemed .....................................................           (404)             (441)          (2,576)          (3,299)
                                                                 -------------     -------------    -------------    -------------
 Net Increase (Decrease) ......................................           (229)             (191)          (1,710)          (1,743)
                                                                 =============     =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                              EQ/Alliance
                                                                             Intermediate
                                                                              Government                       EQ/Alliance
                                                                              Securities                    International (a)
                                                                    -------------------------------  -------------------------------
                                                                         2004             2003            2004             2003
                                                                    --------------- ---------------  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................................  $   2,460,770    $   4,718,685   $     730,920     $    499,244
 Net realized gain (loss) on investments .........................        484,973        3,025,176       4,629,349          (63,384)
 Change in unrealized appreciation (depreciation)
   of investments ................................................     (2,061,571)      (6,046,909)     18,456,992       38,486,473
                                                                    -------------    -------------   -------------     ------------
 Net increase (decrease) in net assets from
   operations ....................................................        884,172        1,696,952       23,817,261      38,922,333
                                                                    -------------    -------------    -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........................      2,111,731        2,782,890        1,708,845       1,710,247
  Transfers between funds including
    guaranteed interest account, net .............................    (26,117,292)     (53,171,065)      (3,297,977)      9,170,694
  Transfers for contract benefits and
    terminations .................................................    (22,934,106)     (32,366,105)     (12,529,150)     (7,715,247)
  Contract maintenance charges ...................................       (420,562)        (607,460)        (492,951)       (490,138)
                                                                    -------------    -------------    -------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions ....................................    (47,360,229)     (83,361,740)     (14,611,233)      2,675,556
                                                                    -------------    -------------    -------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45 ........................         13,370           13,608            3,138             191
                                                                    -------------    -------------    -------------    ------------
Increase (Decrease) in Net Assets ................................    (46,462,687)     (81,651,180)       9,209,166      41,598,080
Net Assets -- Beginning of Period ................................    217,762,567      299,413,747      155,814,634     114,216,554
                                                                    -------------    -------------    -------------    ------------
Net Assets -- End of Period ......................................  $ 171,299,880    $ 217,762,567    $ 165,023,800    $155,814,634
                                                                    =============    =============    =============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ..........................................................             79              155               95             197
 Redeemed ........................................................           (185)            (738)            (429)           (332)
                                                                    -------------    -------------    -------------    ------------
 Net Increase (Decrease) .........................................           (106)            (583)            (334)           (135)
                                                                    =============    =============    =============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ..........................................................          1,003            3,161              966           2,733
 Redeemed ........................................................         (3,481)          (7,129)          (1,873)         (2,286)
                                                                    -------------    -------------    -------------    ------------
 Net Increase (Decrease) .........................................         (2,478)          (3,969)            (907)            447
                                                                    =============    =============    =============    ============

                                                                              EQ/Alliance                    EQ/Alliance
                                                                             Premier Growth                 Quality Bond
                                                                 ---------------------------------- ------------------------------
                                                                       2004              2003             2004            2003
                                                                 ----------------  ---------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................   $  (1,491,832)    $  (1,557,888)   $    562,496    $    254,290
 Net realized gain (loss) on investments ......................     (13,046,635)      (17,223,943)        204,183         474,685
 Change in unrealized appreciation
   (depreciation) of investments ..............................      21,068,207        39,846,388        (257,649)       (261,941)
                                                                  -------------     -------------    ------------    ------------
 Net increase (decrease) in net assets
   from operations ............................................       6,529,740        21,064,557         509,030         467,034
                                                                  -------------     -------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................         891,756         1,188,537         402,551         515,344
  Transfers between funds including
    guaranteed interest account, net ..........................     (11,742,927)       (8,486,211)      1,976,623       3,018,182
  Transfers for contract benefits and
    terminations ..............................................      (6,820,534)       (5,937,637)     (2,230,029)     (2,622,933)
  Contract maintenance charges ................................        (306,905)         (362,403)        (61,476)        (71,873)
                                                                  -------------     -------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions .................................     (17,978,610)      (13,597,714)         87,669         838,720
                                                                  -------------     -------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ....................              34               100           3,670           4,370
                                                                  -------------     -------------    ------------    ------------
Increase (Decrease) in Net Assets .............................     (11,448,836)        7,466,943         600,369       1,310,124
Net Assets -- Beginning of Period .............................     113,442,208       105,975,265      23,487,570      22,177,446
                                                                  -------------     -------------    ------------    ------------
Net Assets -- End of Period ...................................   $ 101,993,372     $ 113,442,208    $ 24,087,939    $ 23,487,570
                                                                  =============     =============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................              --                --              --              --
 Redeemed .....................................................              --                --              --              --
                                                                  -------------     -------------    ------------    ------------
 Net Increase (Decrease) ......................................              --                --              --              --
                                                                  =============     =============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................             923             1,417             610           1,002
 Redeemed .....................................................          (3,996)           (4,023)           (607)           (949)
                                                                  -------------     -------------    ------------    ------------
 Net Increase (Decrease) ......................................          (3,073)           (2,606)              3              53
                                                                  =============     =============    ============    ============


-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                           EQ/Alliance                        EQ/Bernstein
                                                                            Small Cap                          Diversified
                                                                             Growth                               Value
                                                                ---------------------------------   --------------------------------
                                                                      2004             2003               2004             2003
                                                                ---------------- ----------------   ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................  $  (1,618,108)    $ (1,416,956)     $    (128,880)    $    (87,220)
 Net realized gain (loss) on
   investments ................................................       (913,326)      (3,983,201)         2,723,850       (1,003,337)
 Change in unrealized appreciation
  (depreciation) of investments ...............................     15,629,879       38,632,255         14,551,124       32,364,193
                                                                 -------------     ------------      -------------     ------------
 Net increase (decrease) in net assets
   from operations ............................................     13,098,445       33,232,098         17,146,094       31,273,636
                                                                 -------------     ------------      -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................      1,182,761        1,068,239          1,765,585        1,685,179
  Transfers between funds including
    guaranteed interest account, net ..........................     (6,032,033)       1,706,064          6,119,674        8,537,097
  Transfers for contract benefits and
    terminations ..............................................     (6,959,714)      (5,530,017)       (11,999,925)      (7,884,172)
  Contract maintenance charges ................................       (352,891)        (351,679)          (441,146)        (419,115)
                                                                 -------------     ------------      -------------     ------------
Net increase (decrease) in net assets from
  contractowners transactions .................................    (12,161,877)      (3,107,393)        (4,555,812)       1,918,989
                                                                 -------------     ------------      -------------     ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ....................          5,138            5,561             11,143           10,132
                                                                 -------------     ------------      -------------     ------------
Increase (Decrease) in Net Assets .............................        941,706       30,130,266         12,601,425       33,202,757
Net Assets -- Beginning of Period .............................    117,734,997       87,604,731        147,543,836      114,341,079
                                                                 -------------     ------------      -------------     ------------
Net Assets -- End of Period ...................................  $ 118,676,703     $117,734,997      $ 160,145,261     $147,543,836
                                                                 =============     ============      =============     ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................             64               55                 --               --
 Redeemed .....................................................           (108)             (81)                --               --
                                                                 -------------     ------------      -------------     ------------
 Net Increase (Decrease) ......................................            (44)             (26)                --               --
                                                                 =============     ============      =============     ============
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................            733            1,242              1,589            2,208
 Redeemed .....................................................         (1,579)          (1,509)            (1,926)          (2,019)
                                                                 -------------     ------------      -------------     ------------
 Net Increase (Decrease) ......................................           (846)            (267)              (337)             189
                                                                 =============     ============      =============     ============



                                                                      EQ/Calvert Socially          EQ/Capital Guardian
                                                                           Responsible                    Growth
                                                                   ---------------------------- --------------------------
                                                                        2004           2003          2004           2003
                                                                   -------------  ------------- -------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................................   $ (13,129)     $ (10,460)    $  (11,003)   $  (12,789)
 Net realized gain (loss) on investments .........................      74,061        (76,649)       113,276        21,292
 Change in unrealized appreciation (depreciation)
   of investments ................................................     (40,460)       250,391        (63,562)      199,491
                                                                     ---------      ---------     ----------    ----------
 Net increase (decrease) in net assets from operations ...........      20,472        163,282         38,711       207,994
                                                                     ---------      ---------     ----------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........................      72,643          5,071          1,715        16,290
  Transfers between funds including guaranteed interest
   account, net ..................................................      37,473        130,122       (204,139)      690,308
  Transfers for contract benefits and terminations ...............     (85,359)       (50,536)      (107,539)      (62,559)
  Contract maintenance charges ...................................      (2,291)        (1,867)        (2,819)       (3,588)
                                                                     ---------      ---------     ----------    ----------
Net increase (decrease) in net assets from
  contractowners transactions ....................................      22,466         82,790       (312,782)      640,451
                                                                     ---------      ---------     ----------    ----------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 .......................      13,130         10,461         16,621        14,363
                                                                     ---------      ---------     ----------    ----------
Increase (Decrease) in Net Assets ................................      56,068        256,533       (257,450)      862,808
Net Assets -- Beginning of Period ................................     918,430        661,897      1,354,541       491,733
                                                                     ---------      ---------     ----------    ----------
Net Assets -- End of Period ......................................   $ 974,498      $ 918,430     $1,097,091    $1,354,541
                                                                     =========      =========     ==========    ==========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ..........................................................          --             --             --            --
 Redeemed ........................................................          --             --             --            --
                                                                     ---------      ---------     ----------    ----------
 Net Increase (Decrease) .........................................          --             --             --            --
                                                                     =========      =========     ==========    ==========
Unit Activity 0.50% to 1.70% Class B
 Issued ..........................................................          59             89             36           118
 Redeemed ........................................................         (56)           (81)           (64)          (53)
                                                                     ---------      ---------     ----------    ----------
 Net Increase (Decrease) .........................................           3              9            (28)           65
                                                                     =========      =========     ==========    ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                             EQ/Capital                     EQ/Capital
                                                                              Guardian                       Guardian
                                                                           International                     Research
                                                                    ----------------------------  ------------------------------
                                                                         2004           2003            2004            2003
                                                                    -------------- -------------  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................................  $     40,561     $   10,029    $   (573,039)   $   (644,518)
 Net realized gain (loss) on investments .........................       489,564          6,621       1,745,835        (456,283)
 Change in unrealized appreciation (depreciation)
   of investments ................................................     1,016,254      1,358,126       5,482,627      18,614,165
                                                                    ------------     ----------    ------------    ------------
 Net increase (decrease) in net assets from operations ...........     1,546,379      1,374,776       6,655,423      17,513,364
                                                                    ------------     ----------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..........................       416,926        107,813         805,576         651,180
  Transfers between funds including guaranteed interest
   account, net ..................................................     5,803,470      4,070,095        (236,184)       (304,476)
  Transfers for contract benefits and terminations ...............    (1,107,411)      (386,667)     (5,355,886)     (3,955,239)
  Contract maintenance charges ...................................       (26,710)       (12,128)       (238,473)       (241,392)
                                                                    ------------     ----------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions ....................................     5,086,275      3,779,113      (5,024,967)     (3,849,927)
                                                                    ------------     ----------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 .......................        31,059         38,002             166             359
                                                                    ------------     ----------    ------------    ------------
Increase (Decrease) in Net Assets ................................     6,663,713      5,191,890       1,630,622      13,663,796
Net Assets -- Beginning of Period ................................     7,762,737      2,570,847      75,120,115      61,456,319
                                                                    ------------     ----------    ------------    ------------
Net Assets -- End of Period ......................................  $ 14,426,450     $7,762,737    $ 76,750,737    $ 75,120,115
                                                                    ============     ==========    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ..........................................................            --             --              --              --
 Redeemed ........................................................            --             --              --              --
                                                                    ------------     ----------    ------------    ------------
 Net Increase (Decrease) .........................................            --             --              --              --
                                                                    ============     ==========    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ..........................................................           829            683             604             651
 Redeemed ........................................................          (305)          (224)         (1,082)         (1,094)
                                                                    ------------     ----------    ------------    ------------
 Net Increase (Decrease) .........................................           524            459            (478)           (443)
                                                                    ============     ==========    ============    ============


                                                                         EQ/Capital Guardian            EQ/Emerging Markets
                                                                             U.S. Equity                       Equity
                                                                    ------------------------------- ------------------------------
                                                                         2004              2003            2004           2003
                                                                    -------------   --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..................................    $   (398,852)     $   (330,380)   $   (344,957)   $   (195,331)
 Net realized gain (loss) on investments .......................       1,340,615          (209,100)      1,458,292      (1,003,760)
 Change in unrealized appreciation (depreciation)
   of investments ..............................................       2,131,363         9,321,553       8,379,780      16,009,260
                                                                    ------------      ------------    ------------    ------------
 Net increase (decrease) in net assets from operations .........       3,073,126         8,782,073       9,493,115      14,810,170
                                                                    ------------      ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ........................         390,646           415,856         539,127         495,186
  Transfers between funds including guaranteed interest
   account, net ................................................       5,175,205         9,079,114       5,363,895       2,141,903
  Transfers for contract benefits and terminations .............      (2,957,748)       (1,532,902)     (3,198,179)     (1,947,185)
  Contract maintenance charges .................................        (106,997)          (81,614)       (144,299)       (116,655)
                                                                    ------------      ------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions ..................................       2,501,106         7,880,454       2,560,544         573,249
                                                                    ------------      ------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 .....................           3,575             7,405           1,167           1,358
                                                                    ------------      ------------    ------------    ------------
Increase (Decrease) in Net Assets ..............................       5,577,807        16,669,932      12,054,826      15,384,776
Net Assets -- Beginning of Period ..............................      38,693,144        22,023,212      43,900,179      28,515,403
                                                                    ------------      ------------    ------------    ------------
Net Assets -- End of Period ....................................    $ 44,270,951      $ 38,693,144    $ 55,955,005    $ 43,900,179
                                                                    ============      ============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ........................................................              --                --              --              --
 Redeemed ......................................................              --                --              --              --
                                                                    ------------      ------------    ------------    ------------
 Net Increase (Decrease) .......................................              --                --              --              --
                                                                    ============      ============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ........................................................           1,059             1,603           1,877           2,404
 Redeemed ......................................................            (826)             (718)         (1,648)         (2,398)
                                                                    ------------      ------------    ------------    ------------
 Net Increase (Decrease) .......................................             233               885             229               6
                                                                    ============      ============    ============    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004



                                                                                EQ/Enterprise                    EQ/Enterprise
                                                                EQ/Enterprise       Equity       EQ/Enterprise     Growth and
                                                                  Equity (d)      Income (d)       Growth (d)      Income (d)
                                                               --------------- ---------------  --------------- --------------
                                                                     2004            2004             2004            2004
                                                               --------------- ---------------  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................................    $   (286)      $   9,040          $   (24)       $    772
 Net realized gain (loss) on investments .....................           1             521               --             644
 Change in unrealized appreciation (depreciation)
   of investments ............................................       6,035          14,228              969           2,178
                                                                  --------       ---------          -------        --------
 Net increase (decrease) in net assets from
   operations ................................................       5,750          23,789              945           3,594
                                                                  --------       ---------          -------        --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......................       8,355          31,721           10,966          11,783
  Transfers between funds including guaranteed
   interest account, net .....................................     346,121       1,463,313           35,753         103,388
  Transfers for contract benefits and terminations ...........        (829)        (15,013)              --         (12,588)
  Contract maintenance charges ...............................         (17)           (621)              --            (102)
                                                                  --------       ---------          -------        --------
Net increase (decrease) in net assets from
  contractowners transactions ................................     353,630       1,479,400           46,719         102,481
                                                                  --------       ---------          -------        --------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ...................         285           1,437               72             140
                                                                  --------       ---------          -------        --------
Increase (Decrease) in Net Assets ............................     359,665       1,504,626           47,736         106,215
Net Assets -- Beginning of Period ............................          --              --               --              --
                                                                  --------       ---------          -------        --------
Net Assets -- End of Period ..................................    $359,665       $1,504,626         $47,736        $106,215
                                                                  ========       ==========         =======        ========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ......................................................          --              --               --              --
 Redeemed ....................................................          --              --               --              --
                                                                  --------       ----------         -------        --------
 Net Increase (Decrease) .....................................          --              --               --              --
                                                                  ========       ==========         =======        ========
Unit Activity 0.50% to 1.70% Class B
 Issued ......................................................          21             275               11              23
 Redeemed ....................................................          --              (9)              --              (3)
                                                                  --------       -----------        -------        ----------
 Net Increase (Decrease) .....................................          21             266               11              20
                                                                  ========       ===========        =======        ==========

                                                                EQ/Enterprise      EQ/Enterprise
                                                                    Small              Small
                                                                   Company            Company                 EQ/Equity
                                                                 Growth (d)          Value (d)                500 Index
                                                                -------------     --------------- ---------------------------------
                                                                    2004                2004            2004             2003
                                                                -------------     --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................      $   (154)         $    (542)     $     (13,433)    $   (191,868)
 Net realized gain (loss) on investments ...................             8             43,224         (3,464,416)      (7,517,147)
 Change in unrealized appreciation
   (depreciation) of investments ...........................         3,085             41,981         16,926,774       42,306,361
                                                                  --------          ---------      -------------     ------------
 Net increase (decrease) in net assets
   from operations .........................................         2,939             84,663         13,448,925       34,597,346
                                                                  --------          ---------      -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................         5,507             14,645          1,930,671        2,202,234
  Transfers between funds including
    guaranteed interest account, net .......................       928,952          2,201,732         (3,954,821)       1,901,477
  Transfers for contract benefits and
    terminations ...........................................          (400)            (8,561)       (11,272,663)      (8,854,473)
  Contract maintenance charges .............................            --               (456)          (498,770)        (502,381)
                                                                  --------          ---------      -------------     ------------
Net increase (decrease) in net assets from
  contractowners transactions ..............................       934,059          2,207,360        (13,795,583)      (5,253,143)
                                                                  --------          ---------      -------------     ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 .................           153              2,574              5,281            4,916
                                                                  --------          ---------      -------------     ------------
Increase (Decrease) in Net Assets ..........................       937,151          2,294,597           (341,377)      29,349,119
Net Assets -- Beginning of Period ..........................            --                 --        166,538,428      137,189,309
                                                                  --------          ---------      -------------     ------------
Net Assets -- End of Period ................................      $937,151          $2,294,597     $ 166,197,051     $166,538,428
                                                                  ========          ==========     =============     ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ....................................................            --                 --                 --               --
 Redeemed ..................................................            --                 --                 --               --
                                                                  --------          ----------     -------------     ------------
 Net Increase (Decrease) ...................................            --                 --                 --               --
                                                                  ========          ==========     =============     ============
Unit Activity 0.50% to 1.70% Class B
 Issued ....................................................           123                106                696            1,145
 Redeemed ..................................................            --                 (4)            (1,268)          (1,417)
                                                                  --------          -----------    -------------     ------------
 Net Increase (Decrease) ...................................           123                102               (572)            (272)
                                                                  ========          ===========    =============     ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004



                                                                           EQ/Evergreen                       EQ/FI
                                                                              Omega                          Mid Cap
                                                                    ---------------------------- -------------------------------
                                                                        2004           2003            2004            2003
                                                                    ------------- -------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................................   $  (131,584)    $  (89,644)   $    659,476    $   (770,648)
 Net realized gain (loss) on investments ........................        17,520       (294,646)      5,481,452        (949,693)
 Change in unrealized appreciation (depreciation)
   of investments ...............................................       741,029      2,284,943       3,818,707      21,936,773
                                                                    -----------     ----------    ------------    ------------
 Net increase (decrease) in net assets from operations ..........       626,965      1,900,653       9,959,635      20,216,432
                                                                    -----------     ----------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........................       264,624         92,659       1,035,678         973,695
  Transfers between funds including guaranteed
   interest account, net ........................................      3,346103      2,966,624       2,850,265      11,433,186
  Transfers for contract benefits and terminations ..............      (683,487)      (419,592)     (4,630,376)     (2,525,616)
  Contract maintenance charges ..................................       (32,142)       (19,635)       (184,524)       (124,803)
                                                                    -----------     ----------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions ...................................     2,895,098      2,620,056        (928,957)      9,756,462
                                                                    -----------     ----------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ......................        30,024         28,684         (16,402)         22,672
                                                                    -----------     ----------    ------------    ------------
Increase (Decrease) in Net Assets ...............................     3,552,087      4,549,393       9,014,276      29,995,566
Net Assets -- Beginning of Period ...............................     9,383,184      4,833,791      73,654,945      43,659,379
                                                                    -----------     ----------    ------------    ------------
Net Assets -- End of Period .....................................   $12,935,271     $9,383,184    $ 82,669,221    $ 73,654,945
                                                                    ===========     ==========    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .........................................................            --             --              --              --
 Redeemed .......................................................            --             --              --              --
                                                                    -----------     ----------    ------------    ------------
 Net Increase (Decrease) ........................................            --             --              --              --
                                                                    ===========     ==========    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued .........................................................           697            507           1,827           2,757
 Redeemed .......................................................          (333)          (156)         (1,968)         (1,541)
                                                                    -----------     ----------    ------------    ------------
 Net Increase (Decrease) ........................................           364            351             141           1,215
                                                                    ===========     ==========    ============    ============

                                                                             EQ/FI
                                                                           Small/Mid                       EQ/J.P. Morgan
                                                                           Cap Value                         Core Bond
                                                               ---------------------------------   -------------------------------
                                                                     2004              2003             2004            2003
                                                               ----------------   --------------   --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................   $   1,726,319      $ (1,347,742)   $  1,244,901    $    860,716
 Net realized gain (loss) on
   investments ..............................................      13,926,306          (858,325)        (88,297)        443,947
 Change in unrealized appreciation (depreciation)
   of investments ...........................................       6,831,397        39,030,860          44,682        (555,970)
                                                                -------------      ------------    ------------    ------------
 Net increase (decrease) in net assets from
   operations ...............................................      22,484,022        36,824,793       1,201,286         748,693
                                                                -------------      ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................       1,409,402         1,409,844         842,935       1,148,935
  Transfers between funds including guaranteed
    interest account, net ...................................      (3,358,266)       (2,286,499)      2,734,489)      5,560,391
  Transfers for contract benefits and terminations ..........     (11,718,404)       (7,141,510)     (3,813,729)     (4,607,487)
  Contract maintenance charges ..............................        (439,553)         (403,425)       (120,300)       (154,052)
                                                                -------------      ------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions ...............................     (14,106,821)       (8,421,590)       (356,605)      1,947,787
                                                                -------------      ------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ..................          20,264            18,460           1,330           2,117
                                                                -------------      ------------    ------------    ------------
Increase (Decrease) in Net Assets ...........................       8,397,465        28,421,663         846,011       2,698,597
Net Assets -- Beginning of Period ...........................     150,616,470       122,194,807      48,378,973      45,680,376
                                                                -------------      ------------    ------------    ------------
Net Assets -- End of Period .................................   $ 159,013,935      $150,616,470    $ 49,224,984    $ 48,378,973
                                                                =============      ============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .....................................................              --                --              --              --
 Redeemed ...................................................              --                --              --              --
                                                                -------------      ------------    ------------    ------------
 Net Increase (Decrease) ....................................              --                --              --              --
                                                                =============      ============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued .....................................................           1,369             1,551           1,335           2,845
 Redeemed ...................................................          (2,483)              744          (1,366)         (2,708)
                                                                -------------      ------------    ------------    ------------
 Net Increase (Decrease) ....................................          (1,114)             (807)            (31)            137
                                                                =============      ============    ============    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                       EQ/Janus                      EQ/JP Morgan
                                                                       Large Cap                         Value
                                                                        Growth                       Opportunities
                                                            ------------------------------  -------------------------------
                                                                  2004            2003            2004            2003
                                                            --------------- --------------  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .............................  $   (277,427)   $   (329,919)   $    (72,192)   $    (41,645)
 Net realized gain (loss) on investments ..................    (1,095,015)     (2,411,018)       (513,252)     (1,980,936)
 Change in unrealized appreciation
   (depreciation) of investments ..........................     3,517,516       7,394,159       4,267,719      11,110,041
                                                             ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets
   from operations ........................................     2,145,074       4,653,222       3,682,275       9,087,460
                                                             ------------    ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ...................       258,465         221,438         443,408         556,696
  Transfers between funds including
    guaranteed interest account, net ......................    (1,908,581)     (1,126,912)     (1,967,443)     (1,133,043)
  Transfers for contract benefits and
    terminations ..........................................    (1,352,980)     (1,210,556)                     (2,799,807)
  Contract maintenance charges ............................       (43,620)        (48,601)       (141,318)       (154,332)
                                                             ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions .............................    (3,046,716)     (2,164,631)     (5,343,212)     (3,530,486)
                                                             ------------    ------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ................        22,207          17,917          33,641          10,275
                                                             ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets .........................      (879,435)      2,506,508      (1,627,296)      5,567,249
Net Assets -- Beginning of Period .........................    23,012,558      20,506,050      43,575,856      38,008,607
                                                             ------------    ------------    ------------    ------------
Net Assets -- End of Period ...............................  $ 22,133,123    $ 23,012,558    $ 41,948,560    $ 43,575,856
                                                             ============    ============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ...................................................            --              --              --              --
 Redeemed .................................................            --              --              --              --
                                                             ------------    ------------    ------------    ------------
 Net Increase (Decrease) ..................................            --              --              --              --
                                                             ============    ============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ...................................................           422             727             217             409
 Redeemed .................................................          (978)         (1,174)           (649)           (733)
                                                             ------------    ------------    ------------    ------------
 Net Increase (Decrease) ..................................          (556)           (447)           (432)           (325)
                                                             ============    ============    ============    ============

                                                                         EQ/Lazard Small Cap                EQ/Marisco
                                                                                Value                          Focus
                                                                 --------------------------------  -----------------------------
                                                                       2004             2003            2004           2003
                                                                 ---------------  --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................................   $  1,850,392     $    (94,499)   $   (773,007)   $   (548,973)
 Net realized gain (loss) on investments ......................      3,480,338         (492,570)      2,654,309         (16,369)
 Change in unrealized appreciation (depreciation)
   of investments .............................................        512,664        9,046,887       2,946,906      11,012,954
                                                                  ------------     ------------    ------------    ------------
 Net increase (decrease) in net assets from
   operations .................................................      5,843,394        8,459,818       4,828,208      10,447,612
                                                                  ------------     ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......................      1,173,197          710,918         654,059         967,470
  Transfers between funds including
    guaranteed interest account, net ..........................      8,960,341        8,204,385         784,276      24,814,535
  Transfers for contract benefits and terminations ............     (3,369,091)      (1,615,552)     (4,001,647)     (2,389,701)
  Contract maintenance charges ................................       (118,053)         (83,785)       (153,923)       (120,167)
                                                                  ------------     ------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions .................................      6,646,394        7,215,966      (2,717,235)     23,272,137
                                                                  ------------     ------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ....................          2,499            2,192           2,930           3,092
                                                                  ------------     ------------    ------------    ------------
Increase (Decrease) in Net Assets .............................     12,492,287       15,677,976       2,113,903      33,722,841
Net Assets -- Beginning of Period .............................     35,012,357       19,334,381      58,086,725      24,363,884
                                                                  ------------     ------------    ------------    ------------
Net Assets -- End of Period ...................................   $ 47,504,644     $ 35,012,357    $ 60,200,628    $ 58,086,725
                                                                  ============     ============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued .......................................................             --               --              --              --
 Redeemed .....................................................             --               --              --              --
                                                                  ------------     ------------    ------------    ------------
 Net Increase (Decrease) ......................................             --               --              --              --
                                                                  ============     ============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued .......................................................          1,384            1,253           1,153           3,011
 Redeemed .....................................................           (954)            (639)         (1,377)           (934)
                                                                  ------------     ------------    ------------    ------------
 Net Increase (Decrease) ......................................            430              614            (224)          2,077
                                                                  ============     ============    ============    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                      EQ/Mercury                         EQ/Mercury
                                                                      Basic Value                       International
                                                                        Equity                              Value
                                                           ---------------------------------  ---------------------------------
                                                                 2004             2003               2004             2003
                                                           ---------------- ----------------  ----------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ............................  $   1,212,501    $  (1,322,655)     $   105,948      $    384,839
 Net realized gain (loss) on investments .................      7,039,057       (3,721,875)         519,151          (495,377)
 Change in unrealized appreciation (depreciation)
   of investments ........................................      7,239,833       45,620,616        9,259,830        11,078,962
                                                            -------------    -------------      -----------      ------------
 Net increase (decrease) in net assets from
   operations ............................................     15,491,391       40,576,086        9,884,929        10,968,424
                                                            -------------    -------------      -----------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ..................      1,716,698        1,893,988          884,267           650,126
  Transfers between funds including
   guaranteed interest account, net ......................      4,103,795        1,563,881        2,519,375          (105,341)
  Transfers for contract benefits and
    terminations .........................................    (13,498,302)     (11,197,986)      (3,160,695)       (2,508,969)
  Contract maintenance charges ...........................       (535,736)        (509,501)        (159,074)         (157,201)
                                                            -------------    -------------      -----------      ------------
Net increase (decrease) in net assets from
  contractowners transactions ............................     (8,213,545)      (8,249,618)          83,873        (2,121,385)
                                                            -------------    -------------      -----------      ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ...............         17,115           16,674            1,036             1,694
                                                            -------------    -------------      -----------      ------------
Increase (Decrease) in Net Assets ........................      7,294,961       32,343,142        9,969,838         8,848,733
Net Assets -- Beginning of Period ........................    176,608,433      144,265,291       50,956,959        42,108,226
                                                            -------------    -------------      -----------      ------------
Net Assets -- End of Period ..............................  $ 183,903,394    $ 176,608,433      $60,926,797      $ 50,956,959
                                                            =============    =============      ===========      ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ..................................................             --               --               --                --
 Redeemed ................................................             --               --               --                --
                                                            -------------    -------------      -----------      ------------
 Net Increase (Decrease) .................................             --               --               --                --
                                                            =============    =============      ===========      ============
Unit Activity 0.50% to 1.70% Class B
 Issued ..................................................          1,167            1,628              688               680
 Redeemed ................................................         (1,601)          (2,180)            (697)             (835)
                                                            -------------    -------------      -----------      ------------
 Net Increase (Decrease) .................................           (434)            (553)              (9)             (154)
                                                            =============    =============      ===========      ============


                                                                            EQ/MFS
                                                                        Emerging Growth                      EQ/MFS
                                                                           Companies                     Investors Trust
                                                             ----------------   ---------------- ------------------------------
                                                                   2004               2003             2004           2003
                                                             ----------------   ---------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .............................   $  (1,585,087)     $  (1,555,197)   $   (139,008)   $   (121,809)
 Net realized gain (loss) on investments ..................     (11,988,675)       (16,102,976)       (608,085)     (1,159,995)
 Change in unrealized appreciation
   (depreciation) of investments ..........................      25,504,516         45,115,972       2,184,909       3,967,510
                                                              -------------      -------------    ------------    ------------
 Net increase (decrease) in net assets
   from operations ........................................      11,930,754         27,457,799       1,437,816       2,685,706
                                                              -------------      -------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ...................       1,231,887          1,135,794         136,094         114,957
  Transfers between funds including
    guaranteed interest account, net ......................      (9,707,453)        (7,202,605)       (361,190)        143,281
  Transfers for contract benefits and
    terminations ..........................................      (8,663,621)        (6,244,227)     (1,279,415)       (924,485)
  Contract maintenance charges ............................        (405,715)          (449,646)        (37,206)        (36,277)
                                                              -------------      -------------    ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions .............................      17,544,902        (12,760,684)     (1,541,717)       (702,524)
                                                              -------------      -------------    ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 45 ................             813              2,189          10,240           8,977
                                                              -------------      -------------    ------------    ------------
Increase (Decrease) in Net Assets .........................      (5,613,335)        14,699,304         (93,661)      1,992,159
Net Assets -- Beginning of Period .........................     121,860,789        107,161,485      16,064,191      14,072,032
                                                              -------------      -------------    ------------    ------------
Net Assets -- End of Period ...............................   $ 116,247,454      $ 121,860,789    $ 15,970,530    $ 16,064,191
                                                              =============      =============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ...................................................              --                 --              --              --
 Redeemed .................................................              --                 --              --              --
                                                              -------------      -------------    ------------    ------------
 Net Increase (Decrease) ..................................              --                 --              --              --
                                                              =============      =============    ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ...................................................             478                743             175             306
 Redeemed .................................................          (1,929)            (1,992)           (362)           (413)
                                                              -------------      -------------    ------------    ------------
 Net Increase (Decrease) ..................................          (1,451)            (1,249)           (187)           (107)
                                                              =============      =============    ============    ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31, 2004


                                                                                                             EQ/Small
                                                                                                             Company
                                                                     EQ/Money Market                          Index
                                                            ---------------------------------     ------------------------------
                                                                  2004             2003                 2004           2003
                                                            ---------------- ----------------     --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .............................  $  (1,006,754)   $  (2,010,908)       $    325,396    $   (246,249)
 Net realized gain (loss) on investments ..................       (574,264)      (1,442,515)          1,758,539        (556,494)
 Change in unrealized appreciation (depreciation)
   of investments .........................................        555,369        1,588,295           3,276,757       9,051,175
                                                             -------------    -------------        ------------    ------------
 Net increase (decrease) in net assets from operations ....     (1,025,649)      (1,865,128)          5,360,692       8,248,432
                                                             -------------    -------------        ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ...................      5,673,757       10,439,979             359,594         424,883
  Transfers between funds including guaranteed
   interest account, net ..................................      3,408,098      (45,862,432)          3,840,927       7,237,620
  Transfers for contract benefits and terminations ........    (44,471,787)     (52,591,091)         (2,422,047)     (1,257,032)
  Contract maintenance charges ............................       (373,509)        (525,357)           (108,657)        (76,123)
                                                             -------------    -------------        ------------    ------------
Net increase (decrease) in net assets from
  contractowners transactions .............................    (35,763,441)     (88,538,901)          1,669,817       6,329,348
                                                             -------------    -------------        ------------    ------------
Net increase (decrease) in amount retained by
  AXA Equitable in Separate  Account No. 45 ...............          8,406           11,369               2,426          17,072
                                                             -------------    -------------        ------------    ------------
Increase (Decrease) in Net Assets .........................    (36,780,684)     (90,392,660)          7,032,935      14,594,853
Net Assets -- Beginning of Period .........................    174,458,463      264,851,123          32,345,229      17,750,376
                                                             -------------    -------------        ------------    ------------
Net Assets -- End of Period ...............................  $ 137,677,779    $ 174,458,463        $ 39,378,164    $ 32,345,229
                                                             =============    =============        ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued ...................................................            562              468                  --              --
 Redeemed .................................................           (662)            (887)                 --              --
                                                             -------------    -------------        ------------    ------------
 Net Increase (Decrease) ..................................           (100)            (419)                 --              --
                                                             =============    =============        ============    ============
Unit Activity 0.50% to 1.70% Class B
 Issued ...................................................          5,365            5,257               1,020             986
 Redeemed .................................................         (6,551)          (7,988)               (891)           (434)
                                                             -------------    -------------        ------------    ------------
 Net Increase (Decrease) ..................................         (1,186)          (2,731)                129             552
                                                             =============    =============        ============    ============

-------
(a) A substitution of EQ/International Equity Index and EQ/Alliance Global for EQ/Alliance International occurred on May 2, 2003 (See Note 5).
(b) Commenced operations on Februry 13, 2003.
(c) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology Portfolio occurred on May 14, 2004 (See Note 5).
(d) Commenced operations on October 25, 2004.

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements

December 31, 2004

1.  Organization

    AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account No. 45 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of various investment trusts of EQ Advisors Trust ("EQAT"), and AXA Premier VIP Trust ("VIP"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. These financial statements and notes are those of the Account.

   The Account consists of 51 variable investment options:

   o AXA Aggressive Allocation
   o AXA Conservative Allocation
   o AXA Conservative-Plus Allocation
   o AXA Moderate Allocation(1)
   o AXA Moderate-Plus Allocation
   o AXA Premier VIP Aggressive Equity(2)
   o AXA Premier VIP Core Bond
   o AXA Premier VIP Health Care
   o AXA Premier VIP High Yield(3)
   o AXA Premier VIP International Equity
   o AXA Premier VIP Large Cap Core Equity
   o AXA Premier VIP Large Cap Growth
   o AXA Premier VIP Large Cap Value
   o AXA Premier VIP Small/Mid Cap Growth
   o AXA Premier VIP Small/Mid Cap Value
   o AXA Premier VIP Technology
   o EQ/Alliance Common Stock
   o EQ/Alliance Growth and Income
   o EQ/Alliance Intermediate Government Securities
   o EQ/Alliance International
   o EQ/Alliance Premier Growth
   o EQ/Alliance Quality Bond
   o EQ/Alliance Small Cap Growth
   o EQ/Bernstein Diversified Value
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth(6)
   o EQ/Capital Guardian International
   o EQ/Capital Guardian Research
   o EQ/Capital Guardian U.S. Equity
   o EQ/Emerging Markets Equity
   o EQ/Enterprise Equity
   o EQ/Enterprise Equity Income
   o EQ/Enterprise Growth
   o EQ/Enterprise Growth and Income
   o EQ/Enterprise Small Company Growth
   o EQ/Enterprise Small Company Value
   o EQ/Equity 500 Index
   o EQ/Evergreen Omega
   o EQ/FI Mid Cap
   o EQ/FI Small/Mid Cap Value
   o EQ/J.P. Morgan Core Bond
   o EQ/Janus Large Cap Growth
   o EQ/JP Morgan Value Opportunities(5)
   o EQ/Lazard Small Cap Value
   o EQ/Marsico Focus
   o EQ/Mercury Basic Value Equity
   o EQ/Mercury International Value(4)
   o EQ/MFS Emerging Growth Companies
   o EQ/MFS Investors Trust
   o EQ/Money Market
   o EQ/Small Company Index

   ----------

   (1) Formerly known as EQ/Balanced.
   (2) Formerly known as EQ/Aggressive Stock.
   (3) Formerly known as EQ/High Yield.
   (4) Formerly known as EQ/Putnam International Equity.
   (5) Formerly known as EQ/Putnam Growth & Income Value.
   (6) Formerly known as EQ/Putnam Voyager.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator Advisor, Income Manager, Accumulator, Accumulator issued after March 1, 2000, Accumulator Plus, Select, Elite, and Accumulator Select issued after August 13, 2001, and deferred variable annuities which combine the portfolios in the Account with guaranteed fixed rate options. The Income Manager, Accumulator, Accumulators Select, Elite, Plus, and Accumulator issued after March 1, 2000, and Accumulator Select issued after August 13, 2001, are offered with the same variable investment options for use as a nonqualified annuity ("NQ") for after-tax contributions only, an annuity that is an investment vehicle for certain qualified plans ("QP"), an individual retirement annuity ("IRA") or a tax-sheltered annuity ("TSA"). Equitable Accumulator Advisor is offered with the same variable investment options for use as an NQ, QP or IRA. Income


                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


1. Organization (Concluded)

   Manager Accumulator (NQ, IRA, QP and TSA), Accumulator (NQ, IRA, QP and TSA), Accumulator Select, Elite, Plus, Accumulator issued after March 1, 2000, and Accumulator Select issued after August 13, 2001 (NQ, IRA, QP and TSA), Accumulator Advisor and Accumulator Plus (NQ, IRA and QP), collectively referred to as the Contracts, are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges, and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by AXA Equitable are not subject to mortality and expense risk charges, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   On December 29, 2003, The American Institute of Certified Public Accountants issued Statement of Position 03-05 "Financial Highlights of Separate
   Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies" which was effective for the December 31, 2003 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT and VIP shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and/or to the guaranteed interest account of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 46. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and fixed maturity options of Separate Account No. 46. The net assets of any variable investment option may not be less than the aggregate of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable's General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under Accumulator issued after March 1, 2000, Accumulator Plus, and Accumulator Elite Contracts. Included in Contract maintenance charges are administrative charges, if applicable, which are deducted annually under Accumulator issued after March 1, 2000 and Accumulator Elite Contracts.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no


                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


2. Significant Accounting Policies (Concluded)

   provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:


                                                       Purchases       Sales
                                                     ------------- -------------
AXA Aggressive Allocation ........................    $ 2,178,396   $   265,434
AXA Conservative Allocation ......................      6,751,462     2,318,840
AXA Conservative-Plus Allocation .................      7,214,859       852,674
AXA Moderate Allocation ..........................     30,038,429    61,433,603
AXA Moderate-Plus Allocation .....................     11,081,015     1,001,841
AXA Premier VIP Aggressive Equity ................      2,715,500    11,015,935
AXA Premier VIP Core Bond ........................     12,400,067    13,340,607
AXA Premier VIP Health Care ......................      8,545,844     5,747,695
AXA Premier VIP High Yield .......................     29,224,153    26,583,467
AXA Premier VIP International Equity .............      7,571,393     4,942,354
AXA Premier VIP Large Cap Core Equity ............      2,302,680     2,390,623
AXA Premier VIP Large Cap Growth .................      3,936,271     3,427,780
AXA Premier VIP Large Cap Value ..................      7,130,509     4,385,933
AXA Premier VIP Small/Mid Cap Growth .............      4,652,355     4,959,190
AXA Premier VIP Small/Mid Cap Value ..............     12,145,339     5,949,339
AXA Premier VIP Technology .......................     83,350,662    49,707,481
EQ/Alliance Common Stock .........................     19,357,507    93,104,209
EQ/Alliance Growth and Income ....................     13,637,539    67,416,340
EQ/Alliance Intermediate Government Securities ...     12,174,440    57,051,242
EQ/Alliance International ........................      8,255,141    22,131,695
EQ/Alliance Premier Growth .......................      1,584,479    21,054,886
EQ/Alliance Quality Bond .........................      8,261,518     7,545,618
EQ/Alliance Small Cap Growth .....................      5,837,853    19,612,699
EQ/Bernstein Diversified Value ...................     14,600,995    18,246,884
EQ/Calvert Socially Responsible ..................        428,427       405,959
EQ/Capital Guardian Growth .......................        406,001       712,753
EQ/Capital Guardian International ................      7,550,703     2,392,808
EQ/Capital Guardian Research .....................      4,393,711     9,991,552
EQ/Capital Guardian U.S. Equity ..................      9,077,247     6,971,419
EQ/Emerging Market Equity ........................     12,668,346    10,451,592
EQ/Enterprise Equity .............................        353,646            17
EQ/Enterprise Equity Income ......................      1,536,203        46,326
EQ/Enterprise Growth .............................         46,767            --
EQ/Enterprise Growth and Income ..................        116,082        12,690
EQ/Enterprise Small Company Growth ...............        934,459           400
EQ/Enterprise Small Company Value ................      2,340,341        90,217
EQ/Equity 500 Index ..............................     10,896,743    24,700,483
EQ/Evergreen Omega ...............................      4,916,723     2,122,785
EQ/FI Mid Cap ....................................     17,462,503    14,873,435
EQ/FI Small/Mid Cap Value ........................     23,147,500    25,167,333
EQ/J.P. Morgan Core Bond .........................     14,620,548    13,611,589
EQ/Janus Large Cap Growth ........................      1,705,519     5,007,455
EQ/JP Morgan Value Opportunities .................      2,019,268     7,431,672
EQ/Lazard Small Cap Value ........................     20,760,778    10,066,427
EQ/Marsico Focus .................................     10,689,472    14,176,785
EQ/Mercury Basic Value Equity ....................     20,131,343    21,915,906
EQ/Mercury International Value ...................      7,969,745     7,778,887
EQ/MFS Emerging Growth Companies .................      1,457,298    20,586,480

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


3. Purchases and Sales of Investments (Concluded)


                                      Purchases        Sales
                                   -------------- --------------
EQ/MFS Investors Trust .........    $  1,281,270   $  2,951,755
EQ/Money Market ................     107,512,467    144,274,255
EQ/Small Company Index .........      11,543,680      8,948,635

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A Shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B Shares") is subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Trusts. The Rule 12b-1 Plans provide that The Trusts, on behalf of each Portfolio, may charge annually 0.25% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. These fees are reflected in the net asset value of the shares. Class A shares of The Trusts continue to be purchased by contracts in-force prior to May 1, 1997.

   AXA Equitable serves as investment manager of EQAT and VIP. AXA Equitable receives management fees for services performed in its capacity as investment manager of The Trusts. As investment manager AXA Equitable oversees the activities of the investment advisors with respect to The Trusts and is responsible for retaining and discontinuing the services of those advisors. Fees generally vary depending on net asset levels of individual portfolios and range from a low of 0.10% to high of 1.20% of average daily net assets. AXA Equitable as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC, ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12 b-1 Plans as described above.

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for a number of portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/Bernstein Diversified Value, EQ/Equity 500 Index, EQ/Money Market, and EQ/Small Company Index as well as a portion of AXA Premier VIP Aggressive Equity, AXA Premier VIP High Yield, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, and AXA Premier VIP Small/Mid Cap Growth. Alliance is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   Boston Advisors serves as an investment advisor for the EQ/Enterprise Equity Income Portfolio in EQAT. Boston Advisors is an indirectly wholly owned subsidiary of AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors is an affiliate of AXA Equitable, and a distributor and principal underwriter of the Contracts and the Account. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC , or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.


5. Substitutions/Reorganizations

   Substitution transactions that occurred at the date indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.



----------------------------------------------------------------------------
 May 14, 2004               Removed Portfolio    Surviving Portfolio
----------------------------------------------------------------------------
                            EQ/Technology        AXA Premier VIP Technology
----------------------------------------------------------------------------
Shares -- Class B                  9,264,482      4,556,436
Value -- Class B              $   37,725,040    $37,725,040
Net Assets before merger      $   37,725,040    $ 9,542,558
Net Assets after merger                   --    $47,267,598
----------------------------------------------------------------------------

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


5. Substitutions/Reorganizations (Concluded)


--------------------------------------------------------------------------------
 May 2, 2003               Removed Portfolio           Surviving Portfolio
--------------------------------------------------------------------------------
                           EQ/International            EQ/Alliance
                           Equity Index                International
--------------------------------------------------------------------------------
Shares -- Class B            1,832,374                    1,759,898
Value -- Class B           $12,975,048                 $ 12,975,048
Net Assets before merger   $12,975,048                 $ 94,141,424
Net Assets after merger             --                 $107,116,472
--------------------------------------------------------------------------------
                           EQ/Alliance Global          EQ/Alliance
                                                       International
--------------------------------------------------------------------------------
Shares -- Class A            1,084,954                    1,703,949
Shares -- Class B            6,806,901                   10,907,216
Value -- Class A           $12,888,903                 $ 12,888,903
Value -- Class B           $80,088,505                 $ 80,088,505
Net Assets before merger   $92,977,408                 $ 26,638,494
Net Assets after merger             --                 $119,615,902
--------------------------------------------------------------------------------

   Reorganizations

   The EQ/Balanced Portfolio, a fund of EQAT, was merged into the AXA Moderate Allocation Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The effect of this is to convert the EQ/Balanced Portfolio into a "fund of funds" structure by investing in a combination of other portfolios that are selected from 36 actively managed choices.

   The EQ/Aggressive Stock Portfolio, a fund of EQAT, was merged into the AXA Premier VIP Aggressive Equity Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The EQ/High Yield Portfolio, a fund of EQAT, was merged into the AXA Premier VIP High Yield Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003.


6. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the Account for the following charges:



                                                                  Asset-based                    Current     Maximum
                                                Mortality and   Administration   Distribution   Aggregate   Aggregate
                                                Expense Risks       Charge          Charge        Charge     Charge
                                               --------------- ---------------- -------------- ----------- ----------
Accumulator Advisor ........................   0.50%           --               --             0.50%       0.50%
Income Manager .............................   0.90%           0.25%            --             1.15%       1.15%
Accumulator ................................   1.10%           0.25%            --             1.35%       1.35%
Accumulator issued after March 1, 2000 .....   1.10%           0.25%            0.20%          1.55%       1.55%
Accumulator Plus, Select, Elite ............   1.10%           0.25%            0.25%          1.60%       1.60%
Accumulator Select issued after
  August 13, 2001 .................... .....   1.10%           0.35%            0.25%          1.70%       1.70%

   The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.


                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


6. Contractowner Charges (Concluded)

   The table below lists all the fees charged by the Separate Account assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value.



                                               When charge
Charges                                        is deducted
------------------------------------- ----------------------------
Charges for state premium and other   At time of transaction
applicable taxes

Charge for Trust expenses             Daily

Annual Administrative charge          Annually on each
                                      contract date anniversary.

Variable Immediate Annuity payout     At time of transaction
option administrative fee

Withdrawal charge                     At time of transaction

BaseBuilder benefit charge            Annually on each
                                      contract date anniversary.

Protection Plus                       Annually on each
                                      contract date anniversary.



Charges                                                   Amount deducted                         How deducted
------------------------------------- ------------------------------------------------------ ----------------------
Charges for state premium and other   Varies by state.                                       Applied to an annuity
applicable taxes                                                                             payout option

Charge for Trust expenses             Vary by portfolio                                      Unit value
Annual Administrative charge          Depending on account value a charge of $30 or          Unit liquidation from
                                      Years 1 to 2 lesser of $30 or 2% of account value      account value

Variable Immediate Annuity payout     $350 annuity administrative fee                        Unit liquidation from
option administrative fee                                                                    account value

Withdrawal charge                     Low -- During the first seven contract years a         Unit liquidation from
                                      charge is deducted from amounts withdrawn that         account value
                                      exceed 15% of account value. The charge begins at
                                      7% and declines by 1% each year.

                                      High -- During the first nine contract years, a
                                      charge is deducted from amounts withdrawn that
                                      exceed 15% of account value. The charge begins at
                                      8% and declines by 1% beginning in the third
                                      contract year.

BaseBuilder benefit charge            Low 0.15%                                              Unit liquidation from
                                      High 0.45%                                             account value

Protection Plus                          0.20%                                               Unit liquidation from
                                                                                             account value

Included in Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from Contractowner's account value (unit liquidation from account value).

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.



                                                                                       Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units             Units          Net Assets     Investment        Total
                                                       Fair value    Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ------------  --------------------  -----------  ---------------  ------------
AXA Aggressive Allocation
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (r)      $ 10.70             --                 --            --            7.44%
         Highest contract charges 1.70% Class B (r)     $ 11.72             --                 --            --            6.30%
         All contract charges                                --            192           $  2,040          2.74%             --

AXA Conservative Allocation
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (r)      $ 10.37             --                 --            --            3.74%
         Highest contract charges 1.70% Class B (r)     $ 10.74             --                 --            --            2.64%
         All contract charges                                --            437           $  4,511          4.73%             --

AXA Conservative-Plus Allocation
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (r)      $ 10.47             --                 --            --            4.93%
         Highest contract charges 1.70% Class B (r)     $ 11.02             --                 --            --            3.81%
         All contract charges                                --            635           $  6,596          4.57%             --

AXA Moderate Allocation(f)(o)
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 48.21             778          $ 37,532          2.49%           7.74%
  2003   1.15% Class A                                  $ 44.75             909          $ 40,667          2.21%          18.03%
  2002   1.15% Class A                                  $ 37.91           1,013          $ 38,398          1.51%        (13.51)%
  2001   1.15% Class A                                  $ 43.83             387          $ 16,962          3.81%         (5.51)%

AXA Moderate Allocation(f)(o)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 52.05              --                --            --            8.18%
         Highest contract charges 1.70% Class B (h)     $ 41.36              --                --            --            6.88%
         All contract charges                                --           8,374          $365,310          2.49%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 48.11              --                --            --           18.54%
         Highest contract charges 1.70% Class B (h)     $ 38.70              --                --            --           17.10%
         All contract charges                                --           9,104          $370,750          2.21%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 40.59              --                --            --         (13.16)%
         Highest contract charges 1.70% Class B (h)     $ 33.05              --                --            --         (14.21)%
         All contract charges                                --           9,708          $336,760          1.51%            --
  2001   Lowest contract charges 0.50% Class B (e)      $ 46.74              --                --            --          (5.28)%
         Highest contract charges 1.70% Class B (h)     $ 38.52              --                --            --          (1.04)%
         All contract charges                                --           5,678          $229,005          3.81%            --

AXA Moderate-Plus Allocation
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (r)      $ 10.71              --                --            --            7.46%
         Highest contract charges 1.70% Class B (r)     $ 11.71              --                --            --            6.32%
         All contract charges                                --           1,006          $ 10,701          4.09%             --

AXA Premier VIP Aggressive Equity
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 57.16             320          $ 18,274            --           11.08%
  2003   1.15% Class A                                  $ 51.45             387          $ 19,896            --           36.30%
  2002   1.15% Class A                                  $ 37.75             453          $ 17,100          0.01%        (29.52)%
  2001   1.15% Class A                                  $ 53.56             576          $ 30,851          0.35%        (25.85)%
  2000   1.15% Class A                                  $ 72.23             705          $ 50,922          0.23%        (14.12)%

AXA Premier VIP Aggressive Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 63.39              --                --            --           11.54%
         Highest contract charges 1.70% Class B (h)     $ 50.38              --                --            --           10.19%
         All contract charges                                --             770          $ 41,681            --              --

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units             Units          Net Assets     Investment        Total
                                                       Fair value    Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ------------  --------------------  -----------  ----------------  ----------
AXA Premier VIP Aggressive Equity (Continued)
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 56.83              --                 --            --            36.82%
         Highest contract charges 1.70% Class B (h)     $ 45.72              --                 --            --            35.19%
         All contract charges                                --             852           $ 41,680            --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 41.54              --                 --            --          (29.22)%
         Highest contract charges 1.70% Class B (h)     $ 33.82              --                 --            --          (30.09)%
         All contract charges                                               901           $ 32,521          0.01%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 58.69              --                 --            --          (21.78)%
         Highest contract charges 1.70% Class B (h)     $ 48.37              --                 --            --           (3.53)%
         All contract charges                                --           1,104           $ 56,840          0.35%             --
  2000   Lowest contract charges 1.15% Class B          $ 71.48              --                 --            --          (14.33)%
         Highest contract charges 1.60% Class B         $ 66.77              --                 --            --          (14.73)%
         All contract charges                                --           1,174           $ 82,192          0.23%             --

AXA Premier VIP Core Bond
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 11.49              --                 --            --             3.37%
         Highest contract charge 1.70% Class B (j)      $ 11.07              --                 --            --             2.12%
         All contract charges                                --           4,655           $ 51,923          3.67%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 11.11              --                 --            --             3.26%
         Highest contract charge 1.70% Class B (j)      $ 10.84              --                 --            --             1.98%
         All contract charges                                --           4,850           $ 52,844          3.33%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 10.76              --                 --            --             5.39%
         Highest contract charge 1.70% Class B (j)      $ 10.63              --                 --            --             4.22%
         All contract charges                                --           4,354           $ 46,418          5.86%              --

AXA Premier VIP Health Care
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 11.33              --                 --            --            11.57%
         Highest contract charge 1.70% Class B (j)      $ 10.93              --                 --            --            10.22%
         All contract charges                                --           1,500           $ 16,508          6.49%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 10.16              --                 --            --            27.48%
         Highest contract charge 1.70% Class B (j)      $  9.91              --                 --            --            25.92%
         All contract charges                                --           1,308           $ 13,030          1.19%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  7.97              --                 --            --          (19.41)%
         Highest contract charge 1.70% Class B (j)      $  7.87              --                 --            --          (20.42)%
         All contract charges                                --             908           $  7,164            --               --

AXA Premier VIP High Yield
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 31.20             132           $  4,123          6.32%            7.69%
  2003   1.15% Class A                                  $ 28.97             131           $  3,797          5.32%           21.47%
  2002   1.15% Class A                                  $ 23.85              93           $  2,218          8.92%          (3.84)%
  2001   1.15% Class A                                  $ 24.80             104           $  2,579         10.45%          (0.20)%
  2000   1.15% Class A                                  $ 24.85              71           $  1,764         10.90%          (9.70)%

AXA Premier VIP High Yield
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 34.38              --                 --            --             8.13%
         Highest contract charges 1.70% Class B (h)     $ 27.64              --                 --            --             6.82%
         All contract charges                                --           3,675           $106,800          6.32%              --

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                                  Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units           Units         Net Assets      Investment        Total
                                                       Fair value  Outstanding (000's)    (000's)     Income ratio**    Return***
                                                      ------------ -------------------- ----------- -----------------  -------------
AXA Premier VIP High Yield (Continued)
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 31.80             --                 --            --           21.93%
         Highest contract charges 1.70% Class B (h)     $ 25.87             --                 --            --           20.45%
         All contract charges                                --          3,767           $102,272          5.32%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 26.08             --                 --            --          (3.41)%
         Highest contract charges 1.70% Class B (h)     $ 21.48             --                 --            --          (4.58)%
         All contract charges                                --          3,455           $ 77,749          8.92%            --
  2001   Lowest contract charges 0.50% Class B (e)      $ 27.00             --                 --            --          (0.04)%
         Highest contract charges 1.70% Class B (h)     $ 22.51             --                 --            --          (1.24)%
         All contract charges                                --          3,435           $ 81,118         10.45%            --
  2000   Lowest contract charges 1.15% Class B          $ 24.59             --                 --            --          (9.93)%
         Highest contract charges 1.60% Class B         $ 23.07             --                 --            --         (10.34)%
         All contract charges                                --          2,776           $ 66,616         10.90%            --

AXA Premier VIP International Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 12.35             --                 --            --           17.32%
         Highest contract charge 1.70% Class B (j)      $ 11.90             --                 --            --           15.90%
         All contract charges                                --          1,633           $ 19,579          3.26%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 10.52             --                 --            --           33.72%
         Highest contract charge 1.70% Class B (j)      $ 10.27             --                 --            --           32.02%
         All contract charges                                --          1,417           $ 14,629          0.72%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  7.87             --                 --            --         (18.61)%
         Highest contract charge 1.70% Class B (j)      $  7.78             --                 --            --         (19.54)%
         All contract charges                                --            945           $  7,369            --              --

AXA Premier VIP Large Cap Core Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $ 10.72             --                 --            --            9.13%
         Highest contract charge 1.70% Class B (j)      $ 10.34             --                 --            --            7.81%
         All contract charges                                --            973           $ 10,142          4.39%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  9.83             --                 --            --           27.50%
         Highest contract charge 1.70% Class B (j)      $  9.59             --                 --            --           26.04%
         All contract charges                                --          1,019           $  9,823          0.15%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  7.71             --                 --            --         (22.59)%
         Highest contract charge 1.70% Class B (j)      $  7.61             --                 --            --         (23.59)%
         All contract charges                                --            810           $  6,177          0.36%            --

AXA Premier VIP Large Cap Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  9.44             --                 --            --            6.13%
         Highest contract charge 1.70% Class B (j)      $  9.10             --                 --            --            4.85%
         All contract charges                                --          1,855           $ 17,016            --              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  8.90             --                 --            --           30.12%
         Highest contract charge 1.70% Class B (j)      $  8.68             --                 --            --           28.40%
         All contract charges                                --          1,776           $ 15,491            --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)       $  6.84             --                 --            --         (30.13)%
         Highest contract charge 1.70% Class B (j)      $  6.76             --                 --            --         (30.88)%
         All contract charges                                --          1,317           $  8,928            --              --

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                  Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Units           Units          Net Assets     Investment        Total
                                                      Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                     ------------ -------------------- ------------ ---------------- -------------
AXA Premier VIP Large Cap Value
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $ 11.84             --                 --            --            13.85%
         Highest contract charge 1.70% Class B (j)     $ 11.42             --                 --            --            12.48%
         All contract charges                               --          1,724            $19,852          7.18%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $ 10.40             --                 --            --            30.33%
         Highest contract charge 1.70% Class B (j)     $ 10.15             --                 --            --            28.81%
         All contract charges                               --          1,563            $15,952          2.07%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  7.98             --                 --            --          (18.82)%
         Highest contract charge 1.70% Class B (j)     $  7.88             --                 --            --          (19.84)%
         All contract charges                               --          1,442            $11,400          0.69%              --

AXA Premier VIP Small/Mid Cap Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  9.70             --                 --            --            11.17%
         Highest contract charge 1.70% Class B (j)     $  9.35             --                 --            --             9.83%
         All contract charges                               --          2,748            $25,891          1.76%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  8.72             --                 --            --            39.52%
         Highest contract charge 1.70% Class B (j)     $  8.52             --                 --            --            37.86%
         All contract charges                               --          2,795            $23,920          1.76%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  6.25             --                 --            --          (36.61)%
         Highest contract charge 1.70% Class B (j)     $  6.18             --                 --            --          (37.26)%
         All contract charges                               --          1,766            $10,935            --               --

AXA Premier VIP Small/Mid Cap Value
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $ 11.92             --                 --            --            14.61%
         Highest contract charge 1.70% Class B (j)     $ 11.49             --                 --            --            13.23%
         All contract charges                               --          2,950            $34,188          6.05%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $ 10.40             --                 --            --            39.95%
         Highest contract charge 1.70% Class B (j)     $ 10.15             --                 --            --            38.27%
         All contract charges                               --          2,491            $25,413          0.75%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  7.43             --                 --            --          (23.64)%
         Highest contract charge 1.70% Class B (j)     $  7.34             --                 --            --          (24.49)%
         All contract charges                               --          1,819            $13,389            --               --

AXA Premier VIP Technology(s)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  9.36             --                 --            --             4.46%
         Highest contract charge 1.70% Class B (j)     $  9.02             --                 --            --             3.20%
         All contract charges                               --          5,125            $46,563          1.09%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  8.96             --                 --            --            56.92%
         Highest contract charge 1.70% Class B (j)     $  8.74             --                 --            --            54.96%
         All contract charges                               --          1,064            $ 9,352          4.93%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charge 0.50% Class B (j)      $  5.71             --                 --            --          (44.02)%
         Highest contract charge 1.70% Class B (j)     $  5.64             --                 --            --          (44.65)%
         All contract charges                               --            344            $ 1,941            --               --

                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------  -------------------  ------------ ---------------- ------------
EQ/Alliance Common Stock
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 257.37           407          $104,744          0.97%          13.09%
  2003   1.15% Class A                                  $ 227.59           498          $113,310          1.34%          48.21%
  2002   1.15% Class A                                  $ 153.56           560          $ 85,993          0.05%         (33.94)%
  2001   1.15% Class A                                  $ 232.44           748          $173,865          2.20%         (11.55)%
  2000   1.15% Class A                                  $ 262.80           893          $234,680          0.49%         (15.01)%

EQ/Alliance Common Stock
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 304.68            --                --            --            13.55%
         Highest contract charges 1.70% Class B (h)     $ 214.55            --                --            --            12.18%
         All contract charges                                 --         2,356          $558,043          0.97%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 268.33            --                --            --            48.81%
         Highest contract charges 1.70% Class B (h)     $ 191.26            --                --            --            47.02%
         All contract charges                                 --         2,585          $543,840          1.34%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 180.32            --                --            --          (33.67)%
         Highest contract charges 1.70% Class B (h)     $ 130.09            --                --            --          (34.48)%
         All contract charges                                 --         2,775          $395,966          0.05%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 271.84            --                --            --           (9.43)%
         Highest contract charges 1.70% Class B (h)     $ 198.52            --                --            --           (5.22)%
         All contract charges                                 --         3,282          $714,043          2.20%             --
  2000   Lowest contract charges 1.15% Class B          $ 260.00            --                --            --          (15.40)%
         Highest contract charges 1.60% Class B         $ 232.08            --                --            --          (15.61)%
         All contract charges                                 --         3,290          $818,625          0.49%              --

EQ/Alliance Growth and Income
         Unit Value 1.15%*
  2004   1.15% Class A                                  $  29.50         1,692          $ 49,898          1.40%           11.38%
  2003   1.15% Class A                                  $  26.48         2,039          $ 54,010          1.08%           29.23%
  2002   1.15% Class A                                  $  20.49         2,361          $ 48,377          1.16%         (21.98)%
  2001   1.15% Class A                                  $  26.26         2,922          $ 76,732          0.84%          (2.45)%
  2000   1.15% Class A                                  $  26.92         3,126          $ 84,152          0.80%            7.72%

EQ/Alliance Growth and Income
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  31.15            --                --            --            11.83%
         Highest contract charges 1.70% Class B (h)     $  27.18            --                --            --            10.48%
         All contract charges                                 --        14,430          $404,887          1.40%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  27.85            --                --            --            29.80%
         Highest contract charges 1.70% Class B (h)     $  24.60            --                --            --            28.18%
         All contract charges                                 --        16,140          $408,824          1.08%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  21.46            --                --            --          (21.68)%
         Highest contract charges 1.70% Class B (h)     $  19.19            --                --            --          (22.60)%
         All contract charges                                 --        17,883          $352,335          1.16%              --
  2001   Lowest contract charges 0.50% Class B (e)      $  27.40            --                --            --             0.51%
         Highest contract charges 1.70% Class B (h)     $  24.79            --                --            --           (4.17)$
         All contract charges                                 --        18,876          $479,870          0.84%              --
  2000   Lowest contract charges 1.15% Class B          $  26.67            --                --            --             7.45%
         Highest contract charges 1.60% Class B         $  25.80            --                --            --             6.92%
         All contract charges                                 --        14,497          $381,166          0.80%              --

                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ----------- --------------------- ------------ ---------------- -------------
EQ/Alliance Intermediate Government Securities
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 19.55             354          $  6,917          2.75%           1.02%
  2003   1.15% Class A                                  $ 19.35             460          $  8,893          3.27%           1.20%
  2002   1.15% Class A                                  $ 19.12           1,043          $ 19,942          5.01%           7.66%
  2001   1.15% Class A                                  $ 17.76             641          $ 11,384          5.10%           6.86%
  2000   1.15% Class A                                  $ 16.62             360          $  5,983          6.25%           7.92%

EQ/Alliance Intermediate Government Securities
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 20.98              --                --            --            1.43%
         Highest contract charges 1.70% Class B (h)     $ 17.76              --                --            --            0.21%
         All contract charges                                --           8,965          $164,292          2.75%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 20.69              --                --            --            1.61%
         Highest contract charges 1.70% Class B (h)     $ 17.72              --                --            --            0.41%
         All contract charges                                --          11,443          $208,796          3.27%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 20.36              --                --            --            8.06%
         Highest contract charges 1.70% Class B (h)     $ 17.65              --                --            --            6.71%
         All contract charges                                --          15,412          $279,403          5.01%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 18.84              --                --            --            6.58%
         Highest contract charges 1.70% Class B (h)     $ 16.54              --                --            --            1.56%
         All contract charges                                --           9,927          $168,636          5.10%             --
  2000   Lowest contract charges 1.15% Class B          $ 16.46              --                --            --            7.58%
         Highest contract charges 1.60% Class B         $ 15.75              --                --            --            7.14%
         All contract charges                                --           3,823          $ 61,666          6.25%             --

EQ/Alliance International (n) (q)
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 13.84           1,509          $ 20,882          1.85%          17.11%
  2003   1.15% Class A                                  $ 11.82           1,843          $ 21,775          1.80%          33.86%
  2002   1.15% Class A                                  $  8.83           1,978          $ 17,465            --         (10.90)%
  2001   1.15% Class A                                  $  9.91             816          $  8,087          1.65%        (23.76)%
  2000   1.15% Class A                                  $ 13.00             941          $ 12,233          0.44%        (23.89)%

EQ/Alliance International (n) (q)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 14.45              --                --            --           17.58%
         Highest contract charges 1.70% Class B (h)     $ 12.84              --                --            --           16.17%
         All contract charges                                --          10,920          $143,903          1.85%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 12.29              --                --            --           34.47%
         Highest contract charges 1.70% Class B (h)     $ 11.05              --                --            --           32.81%
         All contract charges                                --          11,827          $133,838          1.80%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  9.14              --                --            --         (10.57)%
         Highest contract charges 1.70% Class B (h)     $  8.32              --                --            --         (11.59)%
         All contract charges                                --          11,380          $ 96,673            --              --
  2001   Lowest contract charges 0.50% Class B (e)      $ 10.22              --                --            --         (22.79)%
         Highest contract charges 1.70% Class B (h)     $  9.41              --                --            --          (4.18)%
         All contract charges                                --           2,236          $ 21,452          1.65%             --
  2000   Lowest contract charges 1.15% Class B          $ 12.89              --                --            --         (24.04)%
         Highest contract charges 1.60% Class B         $ 12.56              --                --            --         (24.38)%
         All contract charges                                --           1,968          $ 25,029          0.44%             --

                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                    Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ----------- --------------------- ------------ ---------------- -------------
EQ/Alliance Premier Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  6.60             --                --            --             7.84%
         Highest contract charges 1.70% Class B (h)     $  6.16             --                --            --             6.54%
         All contract charges                                --         16,193          $101,176            --               --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  6.12             --                --            --            22.65%
         Highest contract charges 1.70% Class B (h)     $  5.78             --                --            --            21.19%
         All contract charges                                --         19,266          $112,705            --               --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  4.99             --                --            --          (31.55)%
         Highest contract charges 1.70% Class B (h)     $  4.77             --                --            --          (32.35)%
         All contract charges                                --         21,871          $105,934            --               --
  2001   Lowest contract charges 0.50% Class B (e)      $  7.29             --                --            --          (20.70)%
         Highest contract charges 1.70% Class B (h)     $  7.05             --                --            --           (7.60)%
         All contract charges                                --         26,235          $186,351          0.01%              --
  2000   Lowest contract charges 1.15% Class B          $  9.53             --                --            --          (19.31)%
         Highest contract charges 1.60% Class B         $  9.45             --                --            --          (19.71)%
         All contract charges                                --         23,442          $222,289          0.78%              --

EQ/Alliance Quality Bond
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 17.51             --                --            --             3.23%
         Highest contract charges 1.70% Class B (j)     $ 15.27             --                --            --             1.98%
         All contract charges                                --          1,526          $ 24,056          4.05%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 16.96             --                --            --             3.03%
         Highest contract charges 1.70% Class B (j)     $ 14.97             --                --            --             1.77%
         All contract charges                                --          1,523          $ 23,461          2.77%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 16.46             --                --            --             5.92%
         Highest contract charges 1.70% Class B (j)     $ 14.71             --                --            --             4.70%
         All contract charges                                --          1,469          $ 22,156          7.12%              --

EQ/Alliance Small Cap Growth (m)
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 15.89            358          $  5,682            --            12.96%
  2003   1.15% Class A                                  $ 14.06            402          $  5,658            --            39.62%
  2002   1.15% Class A                                  $ 10.07            428          $  4,310            --          (30.88)%
  2001   1.15% Class A                                  $ 14.57            497          $  7,241          1.13%         (14.04)%
  2000   1.15% Class A                                  $ 16.95            487          $  8,255            --            12.70%

EQ/Alliance Small Cap Growth (m)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 16.41             --                --            --            13.41%
         Highest contract charges 1.70% Class B (h)     $ 14.95             --                --            --            12.05%
         All contract charges                                --          7,402          $112,923            --               --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 14.47             --                --            --            40.21%
         Highest contract charges 1.70% Class B (h)     $ 13.34             --                --            --            38.54%
         All contract charges                                --          8,248          $112,020            --               --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.32             --                --            --          (30.55)%
         Highest contract charges 1.70% Class B (h)     $  9.63             --                --            --          (31.42)%
         All contract charges                                --          8,515          $ 83,261            --               --

                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment        Total
                                                      Fair value   Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------  -------------------  -----------  ---------------- -------------
EQ/Alliance Small Cap Growth (m) (Continued)
  2001   Lowest contract charges 0.50% Class B (e)      $ 14.86             --                --            --           (6.61)%
         Highest contract charges 1.70% Class B (h)     $ 14.04             --                --            --           (1.81)%
         All contract charges                                --          7,897          $112,407          1.13%              --
  2000   Lowest contract charges 1.15% Class B          $ 16.81             --                --            --            12.37%
         Highest contract charges 1.60% Class B         $ 16.53             --                --            --            11.84%
         All contract charges                                --          5,684          $ 94,861            --               --

EQ/Bernstein Diversified Value (g)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 15.30             --                --            --            12.88%
         Highest contract charges 1.70% Class B (h)     $ 14.06             --                --            --            11.52%
         All contract charges                                --         11,146          $159,958          1.99%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 13.56             --                --            --            28.17%
         Highest contract charges 1.70% Class B (h)     $ 12.60             --                --            --            26.51%
         All contract charges                                --         11,483          $147,389          1.34%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.58             --                --            --          (14.05)%
         Highest contract charges 1.70% Class B (h)     $  9.96             --                --            --          (15.09)%
         All contract charges                                --         11,295          $114,230          1.40%              --
  2001   Lowest contract charges 0.50% Class B (e)      $ 12.31             --                --            --           (1.89)%
         Highest contract charges 1.70% Class B (h)     $ 11.73             --                --            --           (1.18)%
         All contract charges                                --          8,329          $ 99,123          1.45%              --

EQ/Calvert Socially Responsible
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $  8.50             --                --            --             3.07%
         Highest contract charges 1.70% Class B (i)     $  7.96             --                --            --             1.83%
         All contract charges                                --            116          $    939            --               --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $  8.25             --                --            --            27.31%
         Highest contract charges 1.70% Class B (i)     $  7.82             --                --            --            25.72%
         All contract charges                                --            113          $    897            --               --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $  6.48             --                --            --          (26.78)%
         Highest contract charges 1.70% Class B (i)     $  6.22             --                --            --          (27.68)%
         All contract charges                                --            105          $    655            --               --
  2001   Lowest contract charges 0.50% Class B (i)      $  8.85             --                --            --             2.89%
         Highest contract charges 1.70% Class B (i)     $  8.60             --                --            --             2.48%
         All contract charges                                --             19          $    165            --               --

EQ/Capital Guardian Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 12.75             --                --            --             5.01%
         Highest contract charges 1.70% Class B (j)     $ 11.62             --                --            --             3.74%
         All contract charges                                --             89          $  1,059          0.48%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 12.14             --                --            --            23.38%
         Highest contract charges 1.70% Class B (j)     $ 11.20             --                --            --            21.87%
         All contract charges                                --            117          $  1,335          0.16%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $  9.84             --                --            --          (25.85)%
         Highest contract charges 1.70% Class B (j)     $  9.19             --                --            --          (26.66)%
         All contract charges                                --             52          $    489          0.28%              --

                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ----------- --------------------- ------------ ---------------- -------------
EQ/Capital Guardian International
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 11.22            --                 --            --            13.04%
         Highest contract charges 1.70% Class B (j)     $ 10.47            --                 --            --            11.68%
         All contract charges                                --         1,331            $14,271          1.70%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $  9.92            --                 --            --            31.91%
         Highest contract charges 1.70% Class B (j)     $  9.38            --                 --            --            30.46%
         All contract charges                                --           807            $ 7,656          1.58%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $  7.52            --                 --            --          (14.55)%
         Highest contract charges 1.70% Class B (j)     $  7.19            --                 --            --          (15.61)%
         All contract charges                                --           348            $ 2,524          2.20%             --

EQ/Capital Guardian Research (p)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 11.87            --                 --            --            10.35%
         Highest contract charges 1.70% Class B (h)     $ 11.08            --                 --            --             9.02%
         All contract charges                                --         6,765            $76,328          0.61%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.76            --                 --            --            30.90%
         Highest contract charges 1.70% Class B (h)     $ 10.16            --                 --            --            29.26%
         All contract charges                                --         7,243            $74,735          0.42%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  8.22            --                 --            --          (25.07)%
         Highest contract charges 1.70% Class B (h)     $  7.86            --                 --            --          (25.99)%
         All contract charges                                --         7,687            $61,160          0.50%              --
  2001   Lowest contract charges 0.50% Class B (e)      $ 10.97            --                 --            --             0.28%
         Highest contract charges 1.70% Class B (h)     $ 10.62            --                 --            --           (0.52)%
         All contract charges                                --           761            $ 8,134          0.24%              --
  2000   Lowest contract charges 1.15% Class B          $ 11.13            --                 --            --             4.70%
         Highest contract charges 1.60% Class B         $ 11.04            --                 --            --             4.15%
         All contract charges                                --           453            $ 5,016          1.01%              --

EQ/Capital Guardian U.S. Equity (l)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 11.65            --                 --            --             8.78%
         Highest contract charges 1.70% Class B (h)     $ 10.87            --                 --            --             7.47%
         All contract charges                                --         4,000            $44,150          0.48%              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.71            --                 --            --            35.73%
         Highest contract charges 1.70% Class B (h)     $ 10.12            --                 --            --            34.02%
         All contract charges                                --         3,767            $38,585          0.32%              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  7.89            --                 --            --          (24.06)%
         Highest contract charges 1.70% Class B (h)     $  7.55            --                 --            --          (24.96)%
         All contract charges                                --         2,882            $21,951          0.51%              --
  2001   Lowest contract charges 0.50% Class B (e)      $ 10.39            --                 --            --             0.29%
         Highest contract charges 1.70% Class B (h)     $ 10.06            --                 --            --           (1.08)%
         All contract charges                                --         1,152            $11,661          0.36%              --
  2000   Lowest contract charges 1.15% Class B          $ 10.54            --                 --            --             2.43%
         Highest contract charges 1.60% Class B         $ 10.46            --                 --            --             1.95%
         All contract charges                                --           602            $ 6,313          1.89%              --

                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair value   Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------  --------------------  -----------  --------------- ------------
EQ/Emerging Markets Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 11.34             --                 --            --           23.06%
         Highest contract charges 1.70% Class B (h)     $ 10.37             --                 --            --           21.58%
         All contract charges                                --          5,252           $ 55,642          0.66%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  9.21             --                 --            --           55.05%
         Highest contract charges 1.70% Class B (h)     $  8.53             --                 --            --           53.42%
         All contract charges                                --          5,023           $ 43,647          0.80%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  5.94             --                 --            --          (6.31)%
         Highest contract charges 1.70% Class B (h)     $  5.56             --                 --            --          (7.65)%
         All contract charges                                --          5,016           $ 28,360            --              --
  2001   Lowest contract charges 0.50% Class B (e)      $  6.34             --                 --            --          (4.62)%
         Highest contract charges 1.70% Class B (h)     $  6.02             --                 --            --          (6.50)%
         All contract charges                                --          4,414           $ 26,903            --              --
  2000   Lowest contract charges 1.15% Class B          $  6.57             --                 --            --         (40.76)%
         Highest contract charges 1.60% Class B         $  6.47             --                 --            --         (41.02)%
         All contract charges                                --          4,227           $ 27,574          8.29%             --

EQ/Enterprise Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $ 19.57             --                 --            --           12.32%
         Highest contract charges 1.70% Class B (t)     $ 16.03             --                 --            --           12.07%
         All contract charges                                --             21           $    359            --              --

EQ/Enterprise Equity Income
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $  5.96             --                 --            --            9.05%
         Highest contract charges 1.70% Class B (t)     $  5.54             --                 --            --            8.80%
         All contract charges                                --            266           $  1,503          3.48%             --

EQ/Enterprise Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $  4.67             --                 --            --            7.93%
         Highest contract charges 1.70% Class B (t)     $  4.34             --                 --            --            7.69%
         All contract charges                                --             11           $     48          0.51%             --

EQ/Enterprise Growth and Income
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $  5.44             --                 --            --           11.67%
         Highest contract charges 1.70% Class B (t)     $  5.05             --                 --            --           11.43%
         All contract charges                                --             20           $    106          4.29%             --

EQ/Enterprise Small Company Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $  8.04             --                 --            --           14.09%
         Highest contract charges 1.70% Class B (t)     $  7.46             --                 --            --           13.83%
         All contract charges                                --            123           $    937            --              --

EQ/Enterprise Small Company Value
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (t)      $ 26.24             --                 --            --           13.51%
         Highest contract charges 1.70% Class B (t)     $ 21.50             --                 --            --           13.26%
         All contract charges                                --            102           $  2,292          9.32%             --

EQ/Equity 500 Index (d)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 28.13             --                 --            --            9.68%
         Highest contract charges 1.70% Class B (h)     $ 24.66             --                 --            --            8.36%
         All contract charges                                --          6,511           $165,823          1.38%             --

                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value  Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------  -------------------- ------------ ---------------- -------------
EQ/Equity 500 Index (d) (Continued)
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 25.65             --                 --            --           27.21%
         Highest contract charges 1.70% Class B (h)     $ 22.76             --                 --            --           25.68%
         All contract charges                                --          7,083           $166,206          1.27%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 20.16             --                 --            --         (22.79)%
         Highest contract charges 1.70% Class B (h)     $ 18.11             --                 --            --         (23.72)%
         All contract charges                                --          7,353           $136,951          0.91%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 26.11             --                 --            --         (10.08)%
         Highest contract charges 1.70% Class B (h)     $ 23.74             --                 --            --          (3.86)%
         All contract charges                                --          7,629           $185,741          0.83%             --
  2000   Lowest contract charges 1.15% Class B          $ 28.57             --                 --            --         (10.83)%
         Highest contract charges 1.60% Class B         $ 27.69             --                 --            --         (11.24)%
         All contract charges                                --          7,284           $205,209          1.93%             --

EQ/Evergreen Omega
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  8.77             --                 --            --            6.51%
         Highest contract charges 1.70% Class B (h)     $  8.15             --                 --            --            5.22%
         All contract charges                                --          1,548           $ 12,815          0.31%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  8.23             --                 --            --           37.40%
         Highest contract charges 1.70% Class B (h)     $  7.75             --                 --            --           35.94%
         All contract charges                                --          1,184           $  9,300            --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  5.99             --                 --            --         (24.37)%
         Highest contract charges 1.70% Class B (h)     $  5.70             --                 --            --         (25.40)%
         All contract charges                                --            834           $  4,799            --              --
  2001   Lowest contract charges 0.50% Class B (e)      $  7.92             --                 --            --         (14.95)%
         Highest contract charges 1.70% Class B (h)     $  7.64             --                 --            --          (3.10)%
         All contract charges                                --            537           $  4,131          0.01%             --
  2000   Lowest contract charges 1.15% Class B          $  9.47             --                 --            --         (12.64)%
         Highest contract charges 1.60% Class B         $  9.38             --                 --            --         (13.15)%
         All contract charges                                --            279           $  2,631          0.28%             --

EQ/FI Mid Cap
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 11.56             --                 --            --           15.45%
         Highest contract charges 1.70% Class B (h)     $ 10.97             --                 --            --           14.06%
         All contract charges                                --          7,409           $ 82,301          6.20%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.01             --                 --            --           42.80%
         Highest contract charges 1.70% Class B (h)     $  9.62             --                 --            --           41.26%
         All contract charges                                --          7,550           $ 73,326            --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  7.01             --                 --            --         (18.87)%
         Highest contract charges 1.70% Class B (h)     $  6.81             --                 --            --         (19.89)%
         All contract charges                                --          6,335           $ 43,450          0.02%             --
  2001   Lowest contract charges 0.50% Class B (e)      $  8.64             --                 --            --         (10.50)%
         Highest contract charges 1.70% Class B (h)     $  8.50             --                 --            --          (3.69)%
         All contract charges                                --          3,310           $ 28,214          0.19%             --
  2000   Lowest contract charges 1.15% Class B          $ 10.00             --                 --            --            0.05%
         Highest contract charges 1.60% Class B (c)     $  9.99             --                 --            --          (0.10)%
         All contract charges                                --            309           $  3,088          0.45%             --

                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair value   Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      ------------  -------------------  -----------  ---------------  ------------
EQ/FI Small/Mid Cap Value
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 15.38              --                  --          --           17.26%
         Highest contract charges 1.70% Class B (h)     $ 14.02              --                  --          --           15.84%
         All contract charges                                --          11,078            $158,871        9.30%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 13.12              --                  --          --           32.65%
         Highest contract charges 1.70% Class B (h)     $ 12.10              --                  --          --           30.94%
         All contract charges                                --          12,192            $150,515        0.37%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  9.89              --                  --          --         (15.18)%
         Highest contract charges 1.70% Class B (h)     $  9.24              --                  --          --         (16.15)%
         All contract charges                                --          12,999            $122,134        0.57%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 11.66              --                  --          --            6.89%
         Highest contract charges 1.70% Class B (h)     $ 11.02              --                  --          --          (2.28)%
         All contract charges                                --           8,376            $ 93,606        0.80%             --
  2000   Lowest contract charges 1.15% Class B          $ 11.00              --                  --          --            3.97%
         Highest contract charges 1.60% Class B         $ 10.82              --                  --          --            3.52%
         All contract charges                                --           2,995            $ 32,832        0.95%             --

EQ/J.P. Morgan Core Bond
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 14.70              --                  --          --            3.58%
         Highest contract charges 1.70% Class B (j)     $ 13.50              --                  --          --            2.33%
         All contract charges                                --           3,575            $ 49,206        4.28%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 14.19              --                  --          --            2.84%
         Highest contract charges 1.70% Class B (j)     $ 13.20              --                  --          --            1.62%
         All contract charges                                --           3,606            $ 48,363        3.08%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 13.80              --                  --          --            7.56%
         Highest contract charges 1.70% Class B (j)     $ 12.99              --                  --          --            6.30%
         All contract charges                                --           3,470            $ 45,666        9.56%             --

EQ/Janus Large Cap Growth
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  6.25              --                  --          --           11.59%
         Highest contract charges 1.70% Class B (h)     $  5.93              --                  --          --           10.24%
         All contract charges                                --           3,682            $ 22,024        0.24%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  5.60              --                  --          --           25.28%
         Highest contract charges 1.70% Class B (h)     $  5.38              --                  --          --           23.70%
         All contract charges                                --           4,238            $ 22,937          --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  4.47              --                  --          --         (30.70)%
         Highest contract charges 1.70% Class B (h)     $  4.35              --                  --          --         (31.50)%
         All contract charges                                --           4,684            $ 20,463          --              --
  2001   Lowest contract charges 0.50% Class B (e)      $  6.45              --                  --          --         (20.01)%
         Highest contract charges 1.70% Class B (h)     $  6.35              --                  --          --          (5.45)%
         All contract charges                                --           3,726            $ 23,722        0.01%             --
  2000   Lowest contract charges 1.15% Class B (c)      $  8.40              --                  --          --         (16.00)%
         Highest contract charges 1.60% Class B (c)     $  8.39              --                  --          --         (16.13)%
         All contract charges                                --             813            $  6,822        0.29%             --

                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value   Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------  --------------------  -----------  ---------------  ------------
EQ/JP Morgan Value Opportunities
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 14.10             --                  --           --           10.33%
         Highest contract charges 1.70% Class B (j)     $ 12.84             --                  --           --            9.00%
         All contract charges                                --          3,179            $ 41,949         1.24%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 12.78             --                  --           --           26.16%
         Highest contract charges 1.70% Class B (j)     $ 11.78             --                  --           --           24.66%
         All contract charges                                --          3,611            $ 43,576         1.33%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 10.13             --                  --           --         (19.41)%
         Highest contract charges 1.70% Class B (h)     $  9.45             --                  --           --         (20.46)%
         All contract charges                                --          3,936            $ 37,988         1.31%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 12.57             --                  --           --          (5.97)%
         Highest contract charges 1.70% Class B (h)     $ 11.88             --                  --           --          (4.52)%
         All contract charges                                --          4,173            $ 50,494         0.93%             --
  2000   Lowest contract charges 1.15% Class B          $ 13.24             --                  --           --            5.58%
         Highest contract charges 1.60% Class B         $ 13.02             --                  --           --            5.08%
         All contract charges                                --          3,941            $ 51,930         0.96%             --

EQ/Lazard Small Cap Value
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 17.65             --                  --           --           16.52%
         Highest contract charges 1.70% Class B (j)     $ 16.22             --                  --           --           15.12%
         All contract charges                                --          2,865            $ 47,417        11.17%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 15.15             --                  --           --           36.75%
         Highest contract charges 1.70% Class B (j)     $ 14.09             --                  --           --           35.07%
         All contract charges                                --          2,435            $ 34,939         1.25%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 11.08             --                  --           --         (14.04)%
         Highest contract charges 1.70% Class B (j)     $ 10.43             --                  --           --         (15.00)%
         All contract charges                                --          1,821            $ 19,297         0.98%             --

EQ/Marsico Focus
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $ 14.36             --                  --           --            9.96%
         Highest contract charges 1.70% Class B (i)     $ 13.79             --                  --           --            8.63%
         All contract charges                                --          4,111            $ 57,243           --              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $ 13.06             --                  --           --           30.45%
         Highest contract charges 1.70% Class B (i)     $ 12.69             --                  --           --           28.83%
         All contract charges                                --          4,335            $ 55,413           --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (i)      $ 10.01             --                  --           --         (11.96)%
         Highest contract charges 1.70% Class B (i)     $  9.85             --                  --           --         (13.06)%
         All contract charges                                --          2,259            $ 22,327         0.07%             --
  2001   Lowest contract charges 0.50% Class B (i)      $ 11.37             --                  --           --           13.37%
         Highest contract charges 1.70% Class B (i)     $ 11.33             --                  --           --           12.98%
         All contract charges                                --            100            $  1,134           --              --

EQ/Mercury Basic Value Equity
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 21.32             --                  --           --           10.02%
         Highest contract charges 1.70% Class B (h)     $ 19.43             --                  --           --            8.69%
         All contract charges                                --          9,215            $183,445         4.97%             --

                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair value    Outstanding (000's)    (000's)     Income ratio**    Return***
                                                      ------------  -------------------  -----------   ---------------   -----------
EQ/Mercury Basic Value Equity (Continued)
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 19.38              --                 --            --           30.58%
         Highest contract charges 1.70% Class B (h)     $ 17.87              --                 --            --           28.95%
         All contract charges                                --           9,649           $176,210          0.52%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 14.84              --                 --            --         (17.09)%
         Highest contract charges 1.70% Class B (h)     $ 13.86              --                 --            --         (18.08)%
         All contract charges                                --          10,203           $143,976          1.11%             --
  2001   Lowest contract charges 0.50% Class B (e)      $ 17.90              --                 --            --            6.06%
         Highest contract charges 1.70% Class B (h)     $ 16.92              --                 --            --            1.74%
         All contract charges                                --           9,018           $154,914          3.75%             --
  2000   Lowest contract charges 1.15% Class B          $ 16.64              --                 --            --           10.49%
         Highest contract charges 1.60% Class B         $ 16.37              --                 --            --           10.01%
         All contract charges                                --           5,957           $ 98,545          5.49%             --

EQ/Mercury International Value (k)
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 18.04              --                 --            --           21.04%
         Highest contract charges 1.70% Class B (j)     $ 16.44              --                 --            --           19.58%
         All contract charges                                --           3,618           $ 60,866          1.58%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 14.90              --                 --            --           27.35%
         Highest contract charges 1.70% Class B (j)     $ 13.75              --                 --            --           25.92%
         All contract charges                                --           3,627           $ 50,907          2.27%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (j)      $ 11.70              --                 --            --         (15.83)%
         Highest contract charges 1.70% Class B (j)     $ 10.92              --                 --            --         (16.83)%
         All contract charges                                --           3,783           $ 42,071          0.97%             --

EQ/MFS Emerging Growth Companies
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 14.09              --                 --            --           12.06%
         Highest contract charges 1.70% Class B (h)     $ 12.84              --                 --            --           10.71%
         All contract charges                                --           8,819           $116,063            --              --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 12.58              --                 --            --           28.76%
         Highest contract charges 1.70% Class B (h)     $ 11.60              --                 --            --           27.17%
         All contract charges                                --          10,270           $121,717            --              --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  9.77              --                 --            --         (34.70)%
         Highest contract charges 1.70% Class B (h)     $  9.12              --                 --            --         (35.46)%
         All contract charges                                --          11,520           $107,073            --              --
  2001   Lowest contract charges 0.50% Class B (e)      $ 14.96              --                 --            --         (31.09)%
         Highest contract charges 1.70% Class B (h)     $ 14.13              --                 --            --          (4.17)%
         All contract charges                                --          14,562           $209,039          0.02%             --
  2000   Lowest contract charges 1.15% Class B          $ 22.25              --                 --            --         (19.79)%
         Highest contract charges 1.60% Class B         $ 21.88              --                 --            --         (20.15)%
         All contract charges                                --          15,137           $334,370          2.00%             --

EQ/MFS Investors Trust
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  9.45              --                 --            --           10.84%
         Highest contract charges 1.70% Class B (h)     $  8.79              --                 --            --            9.51%
         All contract charges                                --           1,772           $ 15,816          0.55%             --

                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value   Outstanding (000's)    (000's)    Income ratio**    Return***
                                                      ------------  -------------------  ----------   --------------   ------------
EQ/MFS Investors Trust (Continued)
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  8.53             --                  --           --           21.51%
         Highest contract charges 1.70% Class B (h)     $  8.03             --                  --           --           20.03%
         All contract charges                                --          1,959            $ 15,936         0.61%             --
  2002   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $  7.02             --                  --           --         (21.48)%
         Highest contract charges 1.70% Class B (h)     $  6.69             --                  --           --         (22.39)%
         All contract charges                                --          2,068            $ 13,976         0.52%             --
  2001   Lowest contract charges 0.50% Class B (e)      $  8.94             --                  --           --         (14.02)%
         Highest contract charges 1.70% Class B (h)     $  8.62             --                  --           --          (3.66)%
         All contract charges                                --          2,161            $ 18,760         0.42%             --
  2000   Lowest contract charges 1.15% Class B          $ 10.55             --                  --           --          (1.86)%
         Highest contract charges 1.60% Class B         $ 10.45             --                  --           --          (2.34)%
         All contract charges                                --          1,746            $ 18,320         0.45%             --

EQ/Money Market
         Unit Value 1.15%*
  2004   1.15% Class A                                  $ 30.08            344            $ 10,358         0.79%         (0.13)%
  2003   1.15% Class A                                  $ 30.12            444            $ 13,368         0.56%         (0.34)%
  2002   1.15% Class A                                  $ 30.22            863            $ 26,080         1.15%           0.33%
  2001   1.15% Class A                                  $ 30.12            954            $ 28,734         3.96%           2.66%
  2000   1.15% Class A                                  $ 29.34            817            $ 23,971         5.16%           5.01%

EQ/Money Market
  2004   Unit Value 0.00% to 1.70%*
         Lowest contract charges 0.00% Class B (e)      $ 38.75             --                  --           --            0.78%
         Highest contract charges 1.70% Class B (h)     $ 25.92             --                  --           --          (0.94)%
         All contract charges                                --          4,624            $127,203         0.79%             --
  2003   Unit Value 0.00% to 1.70%*
         Lowest contract charges 0.00% Class B (e)      $ 38.46             --                  --           --            0.56%
         Highest contract charges 1.70% Class B (h)     $ 26.17             --                  --           --          (1.14)%
         All contract charges                                --          5,810            $160,985         0.56%             --
  2002   Unit Value 0.00% to 1.70%*
         Lowest contract charges 0.00% Class B (e)      $ 38.24             --                  --           --            1.24%
         Highest contract charges 1.70% Class B (h)     $ 26.47             --                  --           --          (0.48)%
         All contract charges                                --          8,542            $238,649         1.15%             --
  2001   Lowest contract charges 0.00% Class B (e)      $ 37.77             --                  --           --            3.56%
         Highest contract charges 1.70% Class B (h)     $ 26.60             --                  --           --            0.21%
         All contract charges                                --          9,646            $269,409         3.96%             --
  2000   Lowest contract charges 0.00% Class B          $ 36.47             --                  --           --            5.99%
         Highest contract charges 1.60% Class B         $ 26.65             --                  --           --            4.31%
         All contract charges                                --          5,287            $146,877         5.16%             --

EQ/Small Company Index                                                                                               --
  2004   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 15.24             --                  --           --           17.08%
         Highest contract charges 1.70% Class B (h)     $ 14.00             --                  --           --           15.67%
         All contract charges                                --          2,744            $ 39,236         3.93%             --
  2003   Unit Value 0.50% to 1.70%*
         Lowest contract charges 0.50% Class B (e)      $ 13.02             --                  --           --           45.15%
         Highest contract charges 1.70% Class B (h)     $ 12.10             --                  --           --           43.36%
         All contract charges                                --             --            $ 32,226         0.31%             --
  2002   Unit Value 0.50% to 1.70%*                                      2,615
         Lowest contract charges 0.50% Class B (e)      $  8.97             --                  --           --          (21.32)%
         Highest contract charges 1.70% Class B (h)     $  8.44             --                  --           --          (22.29)%
         All contract charges                                --          2,065            $ 17,685         0.55%             --

                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Concluded)

December 31, 2004


7. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                      Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair value   Outstanding (000's)     (000's)    Income ratio**    Return***
                                                      -----------   -------------------  -----------   --------------   ----------
EQ/Small Company Index (Continued)
  2001   Lowest contract charges 0.50% Class B (e)      $ 11.40             --                 --            --           6.23%
         Highest contract charges 1.70% Class B (h)     $ 10.86             --                 --            --           1.92%
         All contract charges                                --          1,820            $20,008          0.62%            --
  2000   Lowest contract charges 1.15% Class B          $ 11.01             --                 --            --         (4.43)%
         Highest contract charges 1.60% Class B         $ 10.86             --                 --            --         (4.94)%
         All contract charges                                --          1,511            $16,535          7.39%            --

(a) Units were made available for sale on March 1, 2000.
(b) Units were made available for sale on May 2, 2000.
(c) Units were made available for sale on September 5, 2000.
(d) A substitution of BT Equity 500 Index Portfolio for EQ/Equity 500 Index occurred on October 6, 2000.
(e) Units were made available for sale on January 2, 2001.
(f) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for AXA Moderate Allocation occurred on May 18, 2001. Units in AXA Moderate Allocation were made available for sale on May 18, 2001.
(g) A substitution of T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001. Units in EQ/Bernstein Diversified Value were made available for sale on May 18, 2001.
(h) Units were made available for sale on August 13, 2001.
(i) Units were made available for sale on September 4, 2001.
(j) Units were made available on January 14, 2002.
(k) A substitution of EQ/T. Rowe Price International Stock Portfolio for EQ/Mercury International Value Portfolio occurred on April 26, 2002.
(l) A substitution of EQ/AXP New Dimensions Portfolio for EQ/Capital Guardian U.S. Equity Portfolio occurred on July 12, 2002.
(m) A substitution of EQ/AXP Strategy Aggressive Portfolio for EQ/Alliance Small Cap Growth Portfolio occurred on July 12, 2002.
(n) A substitution of EQ/Alliance Global Portfolio for EQ/Alliance International Portfolio occurred on November 22, 2002.
(o) A substitution of EQ/Alliance Growth Investors Portfolios for AXA Moderate Allocation Portfolio occurred on November 22, 2002.
(p) A substitution of EQ/MFS Research Portfolio for EQ/Capital Guardian Research Portfolio occurred on November 22, 2002.
(q) A substitution of EQ/International Equity Index Portfolio and EQ/Alliance Global Portfolio for EQ/Alliance International Portfolio occurred on May 2, 2003 (See Note 5).
(r) Units were made available for sale on February 13, 2004.
(s) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology Portfolio occurred on May 14, 2004 (See Note 5).
(t) Units were made available for sale on October 25, 2004.

* Expenses as a percentage of average net assets (0.00%, 0.50%, 1.15%, 1.35%, 1.55%, 1.60%, 1.70% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm.....................................................  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2004..................................................  FSA-3
   Statements of Operations for the Year Ended December 31, 2004............................................ FSA-25
   Statements of Changes in Net Assets for the Years Ended December 31, 2004 and 2003....................... FSA-33
   Notes to Financial Statements............................................................................ FSA-46


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm......................................................   F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2004 and 2003...................................................   F-2
   Consolidated Statements of Earnings, Years Ended December 31, 2004, 2003 and 2002.........................   F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive Income,
   Years Ended December 31, 2004, 2003 and 2002..............................................................   F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2004, 2003 and 2002.......................   F-5
   Notes to Consolidated Financial Statements................................................................   F-7

                                     FSA-1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49 at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2004 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                       AXA Aggressive  AXA Conservative    AXA Conservative-Plus
                                                         Allocation       Allocation             Allocation
                                                      --------------- ------------------  -----------------------
Assets:
Investment in shares of The Trusts, at fair value.     $227,358,135       $95,960,564           $198,875,704
Receivable for The Trusts shares sold ............               --                --                     --
Receivable for policy-related transactions .......        1,008,557           406,187                271,033
                                                       ------------       -----------           ------------
  Total assets ...................................      228,366,692        96,366,751            199,146,737
                                                       ------------       -----------           ------------
Liabilities:
Payable for The Trusts shares purchased ..........        1,008,557           406,187                271,033
Payable for policy-related transactions ..........               --                --                     --
                                                       ------------       -----------           ------------
  Total liabilities ..............................        1,008,557           406,187                271,033
                                                       ------------       -----------           ------------
Net Assets .......................................     $227,358,135       $95,960,564           $198,875,704
                                                       ============       ===========           ============
Accumulation Units ...............................     $227,193,989       $95,766,820           $198,701,080
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................          164,146           193,744                174,624
                                                       ------------       -----------           ------------
Total net assets .................................     $227,358,135       $95,960,564           $198,875,704
                                                       ============       ===========           ============
Investments in shares of The Trusts, at cost .....     $209,547,094       $94,613,830           $192,434,602
The Trusts shares held
 Class A .........................................            5,097             5,211                  5,197
 Class B .........................................       18,279,004         8,876,168             17,713,473


                                                       AXA Moderate    AXA Moderate-Plus     AXA Premier VIP
                                                        Allocation         Allocation       Aggressive Equity
                                                    ----------------- -------------------  ------------------
Assets:
Investment in shares of The Trusts, at fair value    $1,705,244,554       $955,535,662        $120,084,747
Receivable for The Trusts shares sold ............               --                 --               6,714
Receivable for policy-related transactions .......        4,483,894          4,092,915                  --
                                                     --------------       ------------        ------------
  Total assets ...................................    1,709,728,448        959,628,577         120,091,461
                                                     --------------       ------------        ------------
Liabilities:
Payable for The Trusts shares purchased ..........        4,483,894          4,092,915                  --
Payable for policy-related transactions ..........               --                 --               6,714
                                                     --------------       ------------        ------------
  Total liabilities ..............................        4,483,894          4,092,915               6,714
                                                     --------------       ------------        ------------
Net Assets .......................................   $1,705,244,554       $955,535,662        $120,084,747
                                                     ==============       ============        ============
Accumulation Units ...............................   $1,705,138,216       $955,400,109        $119,924,686
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................          106,338            135,553             160,061
                                                     --------------       ------------        ------------
Total net assets .................................   $1,705,244,554       $955,535,662        $120,084,747
                                                     ==============       ============        ============
Investments in shares of The Trusts, at cost .....   $1,587,900,596       $897,889,807        $125,388,384
The Trusts shares held
 Class A .........................................               --              5,148                  --
 Class B .........................................      110,538,672         77,987,932           4,820,243

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                         AXA Premier VIP  AXA Premier VIP   AXA Premier VIP       AXA Premier VIP
                                                            Core Bond       Health Care        High Yield      International Equity
                                                        ---------------- ----------------- -----------------  ----------------------
Assets:
Investment in shares of The Trusts, at fair value .....   $609,191,659      $196,522,651      $860,775,135         $242,580,713
Receivable for The Trusts shares sold .................             --                --                --                   --
Receivable for policy-related transactions ............        578,657            88,967           640,766            1,469,760
                                                          ------------      ------------      ------------         ------------
  Total assets ........................................    609,770,316       196,611,618       861,415,901          244,050,473
                                                          ------------      ------------      ------------         ------------
Liabilities:
Payable for The Trusts shares purchased ...............        578,657            88,967           640,766            1,469,760
Payable for policy-related transactions ...............             --                --                --                   --
                                                          ------------      ------------      ------------         ------------
  Total liabilities ...................................        578,657            88,967           640,766            1,469,760
                                                          ------------      ------------      ------------         ------------
Net Assets ............................................   $609,191,659      $196,522,651      $860,775,135         $242,580,713
                                                          ============      ============      ============         ============
Accumulation Units ....................................   $609,071,948      $196,381,326      $860,727,303         $242,451,811
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................        119,711           141,325            47,832              128,902
                                                          ------------      ------------      ------------         ------------
Total net assets ......................................   $609,191,659      $196,522,651      $860,775,135         $242,580,713
                                                          ============      ============      ============         ============
Investments in shares of The Trusts, at cost ..........   $611,320,274      $178,890,286      $870,139,074         $204,025,486
The Trusts shares held
 Class A ..............................................             --                --                --                   --
 Class B ..............................................     58,470,843        18,368,085       150,725,108           20,016,459


                                                             AXA Premier VIP       AXA Premier VIP      AXA Premier VIP
                                                          Large Cap Core Equity   Large Cap Growth      Large Cap Value
                                                         ----------------------- ------------------    -----------------
Assets:
Investment in shares of The Trusts, at fair value .....        $135,769,357         $275,274,718          $342,252,622
Receivable for The Trusts shares sold .................                  --                   --                    --
Receivable for policy-related transactions ............              32,581              827,996               411,186
                                                               ------------         ------------          ------------
  Total assets ........................................         135,801,938          276,102,714           342,663,808
                                                               ------------         ------------          ------------
Liabilities:
Payable for The Trusts shares purchased ...............              32,581              827,996               411,186
Payable for policy-related transactions ...............                  --                   --                    --
                                                               ------------         ------------          ------------
  Total liabilities ...................................              32,581              827,996               411,186
                                                               ------------         ------------          ------------
Net Assets ............................................        $135,769,357         $275,274,718          $342,252,622
                                                               ============         ============          ============
Accumulation Units ....................................        $135,571,171         $275,157,012          $342,105,113
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................             198,186              117,706               147,509
                                                               ------------         ------------          ------------
Total net assets ......................................        $135,769,357         $275,274,718          $342,252,622
                                                               ============         ============          ============
Investments in shares of The Trusts, at cost ..........        $117,937,845         $236,999,495          $299,696,292
The Trusts shares held
 Class A ..............................................                  --                   --                    --
 Class B ..............................................          13,084,743           28,720,271            31,145,050

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                            AXA Premier VIP       AXA Premier VIP     AXA Premier VIP
                                                         Small/Mid Cap Growth   Small/Mid Cap Value      Technology
                                                        ---------------------- --------------------- -----------------
Assets:
Investment in shares of The Trusts, at fair value .....      $346,611,734           $353,192,326        $228,760,941
Receivable for The Trusts shares sold .................            30,365                     --                  --
Receivable for policy-related transactions ............                --                 52,899              84,627
                                                             ------------           ------------        ------------
  Total assets ........................................       346,642,099            353,245,225         228,845,568
                                                             ------------           ------------        ------------
Liabilities:
Payable for The Trusts shares purchased ...............                --                 52,899              84,627
Payable for policy-related transactions ...............            30,365                     --                  --
                                                             ------------           ------------        ------------
  Total liabilities ...................................            30,365                 52,899              84,627
                                                             ------------           ------------        ------------
Net Assets ............................................      $346,611,734           $353,192,326        $228,760,941
                                                             ============           ============        ============
Accumulation Units ....................................      $346,527,771           $353,096,467        $228,436,422
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................            83,963                 95,859             324,519
                                                             ------------           ------------        ------------
Total net assets ......................................      $346,611,734           $353,192,326        $228,760,941
                                                             ============           ============        ============
Investments in shares of The Trusts, at cost ..........      $284,038,309           $294,993,304        $206,690,080
The Trusts shares held
 Class A ..............................................                --                     --                  --
 Class B ..............................................        36,283,178             31,010,189          24,878,614


                                                                                                EQ/Alliance
                                                                                                Intermediate
                                                           EQ/Alliance        EQ/Alliance        Government     EQ/Alliance
                                                           Common Stock    Growth and Income     Securities    International
                                                        ----------------- ------------------- --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value .....  $1,197,864,402       $651,517,765     $340,358,555    $371,494,005
Receivable for The Trusts shares sold .................              --                 --               --              --
Receivable for policy-related transactions ............         819,986            438,537           66,868       1,013,697
                                                         --------------       ------------     ------------    ------------
  Total assets ........................................   1,198,684,388        651,956,302      340,425,423     372,507,702
                                                         --------------       ------------     ------------    ------------
Liabilities:
Payable for The Trusts shares purchased ...............         805,197            438,537           66,868       1,013,697
Payable for policy-related transactions ...............              --                 --               --              --
                                                         --------------       ------------     ------------    ------------
  Total liabilities ...................................         805,197            438,537           66,868       1,013,697
                                                         --------------       ------------     ------------    ------------
Net Assets ............................................  $1,197,879,191       $651,517,765     $340,358,555    $371,494,005
                                                         ==============       ============     ============    ============
Accumulation Units ....................................  $1,197,776,660       $651,422,384     $340,095,830    $371,190,042
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................         102,531             95,381          262,725         303,963
                                                         --------------       ------------     ------------    ------------
Total net assets ......................................  $1,197,879,191       $651,517,765     $340,358,555    $371,494,005
                                                         ==============       ============     ============    ============
Investments in shares of The Trusts, at cost ..........  $1,218,588,050       $540,882,194     $352,080,216    $294,472,181
The Trusts shares held
 Class A ..............................................              --                 --               --              --
 Class B ..............................................      68,894,850         35,571,002       34,243,152      33,697,615

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                      EQ/Alliance     EQ/Alliance      EQ/Alliance
                                                    Premier Growth   Quality Bond   Small Cap Growth
                                                   ---------------- -------------- ------------------
Assets:
Investment in shares of The Trusts, at fair value    $350,565,529    $310,172,572     $401,230,277
Receivable for The Trusts shares sold ............         23,549              --          176,242
Receivable for policy-related transactions .......             --         305,764               --
                                                     ------------    ------------     ------------
  Total assets ...................................    350,589,078     310,478,336      401,406,519
                                                     ------------    ------------     ------------
Liabilities:
Payable for The Trusts shares purchased ..........             --         305,764               --
Payable for policy-related transactions ..........         23,549              --          176,242
                                                     ------------    ------------     ------------
  Total liabilities ..............................         23,549         305,764          176,242
                                                     ------------    ------------     ------------
Net Assets .......................................   $350,565,529    $310,172,572     $401,230,277
                                                     ============    ============     ============
Accumulation Units ...............................   $349,068,462    $310,125,931     $400,895,038
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................      1,497,067          46,641          335,239
                                                     ------------    ------------     ------------
Total net assets .................................   $350,565,529    $310,172,572     $401,230,277
                                                     ============    ============     ============
Investments in shares of The Trusts, at cost .....   $393,474,537    $314,192,954     $347,354,660
The Trusts shares held
 Class A .........................................             --              --               --
 Class B .........................................     52,157,937      30,568,782       28,075,781


                                                                         EQ/Calvert     EQ/Capital     EQ/Capital
                                                       EQ/Bernstein       Socially       Guardian       Guardian
                                                    Diversified Value   Responsible       Growth      International
                                                   ------------------- ------------- --------------- --------------
Assets:
Investment in shares of The Trusts, at fair value     $1,278,737,438    $31,915,621   $245,121,143    $544,384,662
Receivable for The Trusts shares sold ............                --         14,386             --              --
Receivable for policy-related transactions .......           857,811             --        861,678         685,211
                                                      --------------    -----------   ------------    ------------
  Total assets ...................................     1,279,595,249     31,930,007    245,982,821     545,069,873
                                                      --------------    -----------   ------------    ------------
Liabilities:
Payable for The Trusts shares purchased ..........           857,811             --        861,678         685,211
Payable for policy-related transactions ..........                --         14,386             --              --
                                                      --------------    -----------   ------------    ------------
  Total liabilities ..............................           857,811         14,386        861,678         685,211
                                                      --------------    -----------   ------------    ------------
Net Assets .......................................    $1,278,737,438    $31,915,621   $245,121,143    $544,384,662
                                                      ==============    ===========   ============    ============
Accumulation Units ...............................    $1,278,594,610    $31,705,164   $244,374,666    $543,897,176
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................           142,828        210,457        746,477         487,486
                                                      --------------    -----------   ------------    ------------
Total net assets .................................    $1,278,737,438    $31,915,621   $245,121,143    $544,384,662
                                                      ==============    ===========   ============    ============
Investments in shares of The Trusts, at cost .....    $1,054,171,260    $28,674,270   $271,224,339    $453,339,335
The Trusts shares held
 Class A .........................................                --             --             --              --
 Class B .........................................        90,073,616      4,095,329     19,677,522      50,372,473

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                           EQ/Capital          EQ/Capital         EQ/Emerging
                                                       Guardian Research  Guardian U.S. Equity  Markets Equity  EQ/Enterprise Equity
                                                       -----------------  --------------------  --------------  --------------------
Assets:
Investment in shares of The Trusts, at fair value ...     $694,789,312        $826,203,941       $296,490,955        $4,452,726
Receivable for The Trusts shares sold ...............        2,151,801           2,359,722                 --                --
Receivable for policy-related transactions ..........               --                  --            565,884           143,683
                                                          ------------        ------------       ------------        ----------
  Total assets ......................................      696,941,113         828,563,663        297,056,839         4,596,409
                                                          ------------        ------------       ------------        ----------
Liabilities:
Payable for The Trusts shares purchased .............               --                  --            565,884           143,683
Payable for policy-related transactions .............        2,151,801           2,359,722                 --                --
                                                          ------------        ------------       ------------        ----------
  Total liabilities .................................        2,151,801           2,359,722            565,884           143,683
                                                          ------------        ------------       ------------        ----------
Net Assets ..........................................     $694,789,312        $826,203,941       $296,490,955        $4,452,726
                                                          ============        ============       ============        ==========
Accumulation Units ..................................     $694,281,786        $825,880,698       $296,336,436        $4,448,535
Retained by AXA Equitable in Separate Account
 No. 49 .............................................          507,526             323,243            154,519             4,191
                                                          ------------        ------------       ------------        ----------
Total net assets ....................................     $694,789,312        $826,203,941       $296,490,955        $4,452,726
                                                          ============        ============       ============        ==========
Investments in shares of The Trusts, at cost ........     $552,331,385        $692,784,048       $227,300,306        $4,377,822
The Trusts shares held
 Class A ............................................               --                  --                 --                --
 Class B ............................................       58,562,991          71,815,298         29,459,003           209,580


                                                            EQ/Enterprise                               EQ/Enterprise
                                                            Equity Income   EQ/Enterprise Growth      Growth and Income
                                                           ---------------  --------------------     ------------------
Assets:
Investment in shares of The Trusts, at fair value .....      $17,009,066         $2,098,084              $2,308,385
Receivable for The Trusts shares sold .................               --                 --                      --
Receivable for policy-related transactions ............          301,830              7,700                  34,846
                                                             -----------         ----------              ----------
  Total assets ........................................       17,310,896          2,105,784               2,343,231
                                                             -----------         ----------              ----------
Liabilities:
Payable for The Trusts shares purchased ...............          301,830              7,700                  34,846
Payable for policy-related transactions ...............               --                 --                      --
                                                             -----------         ----------              ----------
  Total liabilities ...................................          301,830              7,700                  34,846
                                                             -----------         ----------              ----------
Net Assets ............................................      $17,009,066         $2,098,084              $2,308,385
                                                             ===========         ==========              ==========
Accumulation Units ....................................      $16,894,380         $1,993,513              $2,305,546
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................          114,686            104,571                   2,839
                                                             -----------         ----------              ----------
Total net assets ......................................      $17,009,066         $2,098,084              $2,308,385
                                                             ===========         ==========              ==========
Investments in shares of The Trusts, at cost ..........      $16,833,766         $2,054,237              $2,259,187
The Trusts shares held
 Class A ..............................................           16,947                 --                  21,236
 Class B ..............................................        2,783,710            415,380                 415,006

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                    EQ/Enterprise   EQ/Enterprise
                                                    Small Company   Small Company
                                                        Growth          Value       EQ/Equity 500 Index
                                                   --------------- --------------- ---------------------
Assets:
Investment in shares of The Trusts, at fair value     $2,941,879     $17,894,861       $1,471,293,770
Receivable for The Trusts shares sold ............       226,421          56,241                   --
Receivable for policy-related transactions .......            --              --              711,556
                                                      ----------     -----------       --------------
  Total assets ...................................     3,168,300      17,951,102        1,472,005,326
                                                      ----------     -----------       --------------
Liabilities:
Payable for The Trusts shares purchased ..........            --              --              711,556
Payable for policy-related transactions ..........       226,421          56,241                   --
                                                      ----------     -----------       --------------
  Total liabilities ..............................       226,421          56,241              711,556
                                                      ----------     -----------       --------------
Net Assets .......................................    $2,941,879     $17,894,861       $1,471,293,770
                                                      ==========     ===========       ==============
Accumulation Units ...............................    $2,938,872     $17,882,213       $1,471,223,553
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................         3,007          12,648               70,217
                                                      ----------     -----------       --------------
Total net assets .................................    $2,941,879     $17,894,861       $1,471,293,770
                                                      ==========     ===========       ==============
Investments in shares of The Trusts, at cost .....    $2,880,299     $17,616,392       $1,356,931,481
The Trusts shares held
 Class A .........................................            --              --                   --
 Class B .........................................       355,115         644,777           63,606,091


                                                                                         EQ/FI Small/Mid    EQ/J.P. Morgan
                                                    EQ/Evergreen Omega   EQ/FI Mid Cap      Cap Value         Core Bond
                                                   -------------------- --------------- ----------------- -----------------
Assets:
Investment in shares of The Trusts, at fair value      $143,614,468      $741,336,364      $649,000,735    $1,064,504,834
Receivable for The Trusts shares sold ............               --                --                --                --
Receivable for policy-related transactions .......          291,944           740,024           246,646           497,187
                                                       ------------      ------------      ------------    --------------
  Total assets ...................................      143,906,412       742,076,388       649,247,381     1,065,002,021
                                                       ------------      ------------      ------------    --------------
Liabilities:
Payable for The Trusts shares purchased ..........          291,944           740,024           246,646           497,187
Payable for policy-related transactions ..........               --                --                --                --
                                                       ------------      ------------      ------------    --------------
  Total liabilities ..............................          291,944           740,024           246,646           497,187
                                                       ------------      ------------      ------------    --------------
Net Assets .......................................     $143,614,468      $741,336,364      $649,000,735    $1,064,504,834
                                                       ============      ============      ============    ==============
Accumulation Units ...............................     $142,568,887      $740,923,193      $648,657,181    $1,064,120,398
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................        1,045,581           413,171           343,554           384,436
                                                       ------------      ------------      ------------    --------------
Total net assets .................................     $143,614,468      $741,336,364      $649,000,735    $1,064,504,834
                                                       ============      ============      ============    ==============
Investments in shares of The Trusts, at cost .....     $127,844,522      $601,469,283      $536,959,803    $1,074,446,689
The Trusts shares held
 Class A .........................................               --                --                --                --
 Class B .........................................       16,040,242        66,910,587        46,367,990        95,481,754

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                         EQ/Janus Large      EQ/JP Morgan         EQ/Lazard
                                                           Cap Growth    Value Opportunities   Small Cap Value    EQ/Marsico Focus
                                                        --------------- --------------------- -----------------  ------------------
Assets:
Investment in shares of The Trusts, at fair value .....  $194,883,644        $499,641,078        $812,281,342       $931,151,562
Receivable for The Trusts shares sold .................            --                  --             169,232                 --
Receivable for policy-related transactions ............       126,060           5,232,444                  --            620,741
                                                         ------------        ------------        ------------       ------------
  Total assets ........................................   195,009,704         504,873,522         812,450,574        931,772,303
                                                         ------------        ------------        ------------       ------------
Liabilities:
Payable for The Trusts shares purchased ...............       126,060           5,232,444                  --            620,741
Payable for policy-related transactions ...............            --                  --             169,232                 --
                                                         ------------        ------------        ------------       ------------
  Total liabilities ...................................       126,060           5,232,444             169,232            620,741
                                                         ------------        ------------        ------------       ------------
Net Assets ............................................  $194,883,644        $499,641,078        $812,281,342       $931,151,562
                                                         ============        ============        ============       ============
Accumulation Units ....................................  $194,426,791        $499,166,135        $811,982,440       $931,060,087
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................       456,853             474,943             298,902             91,475
                                                         ------------        ------------        ------------       ------------
Total net assets ......................................  $194,883,644        $499,641,078        $812,281,342       $931,151,562
                                                         ============        ============        ============       ============
Investments in shares of The Trusts, at cost ..........  $168,449,728        $455,362,544        $694,462,836       $766,399,558
The Trusts shares held
 Class A ..............................................            --                  --                  --                 --
 Class B ..............................................    30,614,864          40,541,335          57,916,889         63,831,001


                                                              EQ/Mercury            EQ/Mercury        EQ/MFS Emerging
                                                          Basic Value Equity   International Value    Growth Companies
                                                         -------------------- ---------------------  -----------------
Assets:
Investment in shares of The Trusts, at fair value .....      $701,558,727          $557,588,437         $272,793,975
Receivable for The Trusts shares sold .................                --                    --               34,962
Receivable for policy-related transactions ............           305,577             1,276,679                   --
                                                             ------------          ------------         ------------
  Total assets ........................................       701,864,304           558,865,116          272,828,937
                                                             ------------          ------------         ------------
Liabilities:
Payable for The Trusts shares purchased ...............           305,577             1,276,679                   --
Payable for policy-related transactions ...............                --                    --               34,962
                                                             ------------          ------------         ------------
  Total liabilities ...................................           305,577             1,276,679               34,962
                                                             ------------          ------------         ------------
Net Assets ............................................      $701,558,727          $557,588,437         $272,793,975
                                                             ============          ============         ============
Accumulation Units ....................................      $701,450,560          $557,170,156         $272,394,812
Retained by AXA Equitable in Separate Account
 No. 49 ...............................................           108,167               418,281              399,163
                                                             ------------          ------------         ------------
Total net assets ......................................      $701,558,727          $557,588,437         $272,793,975
                                                             ============          ============         ============
Investments in shares of The Trusts, at cost ..........      $610,383,113          $475,651,201         $290,353,839
The Trusts shares held
 Class A ..............................................                --                    --                   --
 Class B ..............................................        45,250,232            42,806,229           20,815,079

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                         EQ/MFS
                                                    Investors Trust   EQ/Money Market   EQ/Small Company Index
                                                   ----------------- ----------------- ------------------------
Assets:
Investment in shares of The Trusts, at fair value     $295,653,343      $474,528,092         $344,451,423
Receivable for The Trusts shares sold ............              --                --                   --
Receivable for policy-related transactions .......         101,455           882,107               86,966
                                                      ------------      ------------         ------------
  Total assets ...................................     295,754,798       475,410,199          344,538,389
                                                      ------------      ------------         ------------
Liabilities:
Payable for The Trusts shares purchased ..........         101,455           882,107               86,966
Payable for policy-related transactions ..........              --                --                   --
                                                      ------------      ------------         ------------
  Total liabilities ..............................         101,455           882,107               86,966
                                                      ------------      ------------         ------------
Net Assets .......................................    $295,653,343      $474,528,092         $344,451,423
                                                      ============      ============         ============
Accumulation Units ...............................    $295,493,545      $474,276,716         $343,808,164
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................         159,798           251,376              643,259
                                                      ------------      ------------         ------------
Total net assets .................................    $295,653,343      $474,528,092         $344,451,423
                                                      ============      ============         ============
Investments in shares of The Trusts, at cost .....    $277,563,576      $473,540,022         $  3,576,478
The Trusts shares held
 Class A .........................................              --                --                   --
 Class B .........................................      31,218,764        46,059,423           29,029,598


                                                    EQ/Wells Fargo     Laudus Rosenberg VIT
                                                      Montgomery     Value Long/Short Equity   U.S. Real Estate -- Class II
                                                   ---------------- ------------------------- -----------------------------
Assets:
Investment in shares of The Trusts, at fair value     $3,712,344           $ 39,844,509                $132,033,274
Receivable for The Trusts shares sold ............            --                     --                          --
Receivable for policy-related transactions .......        10,824                138,978                     634,912
                                                      ----------           ------------                ------------
  Total assets ...................................     3,723,168             39,983,487                 132,668,186
                                                      ----------           ------------                ------------
Liabilities:
Payable for The Trusts shares purchased ..........        10,824                138,978                     634,912
Payable for policy-related transactions ..........            --                     --                          --
                                                      ----------           ------------                ------------
  Total liabilities ..............................        10,824                138,978                     634,912
                                                      ----------           ------------                ------------
Net Assets .......................................    $3,712,344           $ 39,844,509                $132,033,274
                                                      ==========           ============                ============
Accumulation Units ...............................    $  282,087           $ 39,779,811                $131,961,206
Retained by AXA Equitable in Separate Account
 No. 49 ..........................................     3,430,257                 64,698                      72,068
                                                      ----------           ------------                ------------
Total net assets .................................    $3,712,344           $ 39,844,509                $132,033,274
                                                      ==========           ============                ============
Investments in shares of The Trusts, at cost .....    $3,271,522           $477,116,499                $284,864,920
The Trusts shares held
 Class A .........................................        10,000                     --                          --
 Class B .........................................       314,695              3,988,439                   6,478,571

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ------------------   -----------------   --------------------------
AXA Aggressive Allocation .................     Class B 0.50%           $ 10.70                      --
AXA Aggressive Allocation .................     Class B 0.95%           $ 10.66                      --
AXA Aggressive Allocation .................     Class B 1.20%           $ 10.63                     728
AXA Aggressive Allocation .................     Class B 1.25%           $ 11.79                   5,189
AXA Aggressive Allocation .................     Class B 1.35%           $ 10.62                     688
AXA Aggressive Allocation .................     Class B 1.40%           $ 10.61                   1,088
AXA Aggressive Allocation .................     Class B 1.50%           $ 11.75                   5,787
AXA Aggressive Allocation .................     Class B 1.55%           $ 10.60                     120
AXA Aggressive Allocation .................     Class B 1.60%           $ 10.59                     726
AXA Aggressive Allocation .................     Class B 1.65%           $ 11.72                   4,674
AXA Aggressive Allocation .................     Class B 1.70%           $ 11.72                     656
AXA Aggressive Allocation .................     Class B 1.80%           $ 10.57                      --
AXA Aggressive Allocation .................     Class B 1.90%           $ 10.56                      --

AXA Conservative Allocation ...............     Class B 0.50%           $ 10.37                      --
AXA Conservative Allocation ...............     Class B 0.95%           $ 10.33                      --
AXA Conservative Allocation ...............     Class B 1.20%           $ 10.31                     373
AXA Conservative Allocation ...............     Class B 1.25%           $ 10.80                   1,608
AXA Conservative Allocation ...............     Class B 1.35%           $ 10.29                     237
AXA Conservative Allocation ...............     Class B 1.40%           $ 10.29                     801
AXA Conservative Allocation ...............     Class B 1.50%           $ 10.77                   2,987
AXA Conservative Allocation ...............     Class B 1.55%           $ 10.27                     286
AXA Conservative Allocation ...............     Class B 1.60%           $ 10.27                     686
AXA Conservative Allocation ...............     Class B 1.65%           $ 10.75                   1,736
AXA Conservative Allocation ...............     Class B 1.70%           $ 10.74                     281
AXA Conservative Allocation ...............     Class B 1.80%           $ 10.25                       6
AXA Conservative Allocation ...............     Class B 1.90%           $ 10.24                      --

AXA Conservative-Plus Allocation ..........     Class B 0.50%           $ 10.47                      --
AXA Conservative-Plus Allocation ..........     Class B 0.95%           $ 10.43                      --
AXA Conservative-Plus Allocation ..........     Class B 1.20%           $ 10.41                     695
AXA Conservative-Plus Allocation ..........     Class B 1.25%           $ 11.09                   3,924
AXA Conservative-Plus Allocation ..........     Class B 1.35%           $ 10.39                     426
AXA Conservative-Plus Allocation ..........     Class B 1.40%           $ 10.39                   1,570
AXA Conservative-Plus Allocation ..........     Class B 1.50%           $ 11.05                   6,175
AXA Conservative-Plus Allocation ..........     Class B 1.55%           $ 10.38                     279
AXA Conservative-Plus Allocation ..........     Class B 1.60%           $ 10.37                     787
AXA Conservative-Plus Allocation ..........     Class B 1.65%           $ 11.03                   3,928
AXA Conservative-Plus Allocation ..........     Class B 1.70%           $ 11.02                     414
AXA Conservative-Plus Allocation ..........     Class B 1.80%           $ 10.35                       1
AXA Conservative-Plus Allocation ..........     Class B 1.90%           $ 10.34                      --

AXA Moderate Allocation ...................     Class B 0.50%           $ 52.05                      --
AXA Moderate Allocation ...................     Class B 0.95%           $ 47.77                       3
AXA Moderate Allocation ...................     Class B 1.20%           $ 45.53                   5,029
AXA Moderate Allocation ...................     Class B 1.25%           $ 11.30                  22,917
AXA Moderate Allocation ...................     Class B 1.35%           $ 44.24                   1,132
AXA Moderate Allocation ...................     Class B 1.40%           $ 43.82                   7,909
AXA Moderate Allocation ...................     Class B 1.50%           $ 11.26                  30,895
AXA Moderate Allocation ...................     Class B 1.55%           $ 42.57                     659
AXA Moderate Allocation ...................     Class B 1.60%           $ 42.17                   3,907
AXA Moderate Allocation ...................     Class B 1.65%           $ 11.24                  21,440
AXA Moderate Allocation ...................     Class B 1.70%           $ 41.36                     893
AXA Moderate Allocation ...................     Class B 1.80%           $ 40.57                      35
AXA Moderate Allocation ...................     Class B 1.90%           $ 39.80                      13

                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ------------------   -----------------   --------------------------
AXA Moderate-Plus Allocation ..............     Class B 0.50%           $ 10.71                      --
AXA Moderate-Plus Allocation ..............     Class B 0.95%           $ 10.67                      --
AXA Moderate-Plus Allocation ..............     Class B 1.20%           $ 10.65                   3,138
AXA Moderate-Plus Allocation ..............     Class B 1.25%           $ 11.78                  20,548
AXA Moderate-Plus Allocation ..............     Class B 1.35%           $ 10.63                   1,617
AXA Moderate-Plus Allocation ..............     Class B 1.40%           $ 10.63                   5,246
AXA Moderate-Plus Allocation ..............     Class B 1.50%           $ 11.74                  23,331
AXA Moderate-Plus Allocation ..............     Class B 1.55%           $ 10.61                     878
AXA Moderate-Plus Allocation ..............     Class B 1.60%           $ 10.61                   3,664
AXA Moderate-Plus Allocation ..............     Class B 1.65%           $ 11.72                  21,528
AXA Moderate-Plus Allocation ..............     Class B 1.70%           $ 11.71                   2,788
AXA Moderate-Plus Allocation ..............     Class B 1.80%           $ 10.59                       1
AXA Moderate-Plus Allocation ..............     Class B 1.90%           $ 10.58                      --

AXA Premier VIP Aggressive Equity .........     Class B 0.50%           $ 63.39                      --
AXA Premier VIP Aggressive Equity .........     Class B 0.95%           $ 58.18                       1
AXA Premier VIP Aggressive Equity .........     Class B 1.20%           $ 55.46                     269
AXA Premier VIP Aggressive Equity .........     Class B 1.25%           $ 11.82                     354
AXA Premier VIP Aggressive Equity .........     Class B 1.35%           $ 53.88                     710
AXA Premier VIP Aggressive Equity .........     Class B 1.40%           $ 53.37                     391
AXA Premier VIP Aggressive Equity .........     Class B 1.50%           $ 11.78                     658
AXA Premier VIP Aggressive Equity .........     Class B 1.55%           $ 51.85                     181
AXA Premier VIP Aggressive Equity .........     Class B 1.60%           $ 51.36                     388
AXA Premier VIP Aggressive Equity .........     Class B 1.65%           $ 11.75                     210
AXA Premier VIP Aggressive Equity .........     Class B 1.70%           $ 50.38                      28
AXA Premier VIP Aggressive Equity .........     Class B 1.80%           $ 49.42                       1
AXA Premier VIP Aggressive Equity .........     Class B 1.90%           $ 48.47                      12

AXA Premier VIP Core Bond .................     Class B 0.50%           $ 11.49                      --
AXA Premier VIP Core Bond .................     Class B 0.95%           $ 11.33                      24
AXA Premier VIP Core Bond .................     Class B 1.20%           $ 11.24                  12,384
AXA Premier VIP Core Bond .................     Class B 1.25%           $ 10.44                   2,892
AXA Premier VIP Core Bond .................     Class B 1.35%           $ 11.19                   1,011
AXA Premier VIP Core Bond .................     Class B 1.40%           $ 11.18                  20,725
AXA Premier VIP Core Bond .................     Class B 1.50%           $ 10.41                   4,559
AXA Premier VIP Core Bond .................     Class B 1.55%           $ 11.13                   1,470
AXA Premier VIP Core Bond .................     Class B 1.60%           $ 11.11                   8,293
AXA Premier VIP Core Bond .................     Class B 1.65%           $ 10.38                   2,210
AXA Premier VIP Core Bond .................     Class B 1.70%           $ 11.07                   1,424
AXA Premier VIP Core Bond .................     Class B 1.80%           $ 11.04                     139
AXA Premier VIP Core Bond .................     Class B 1.90%           $ 11.01                      20

AXA Premier VIP Health Care ...............     Class B 0.50%           $ 11.33                      --
AXA Premier VIP Health Care ...............     Class B 0.95%           $ 11.18                      --
AXA Premier VIP Health Care ...............     Class B 1.20%           $ 11.09                   3,994
AXA Premier VIP Health Care ...............     Class B 1.25%           $ 11.74                   1,325
AXA Premier VIP Health Care ...............     Class B 1.35%           $ 11.04                     567
AXA Premier VIP Health Care ...............     Class B 1.40%           $ 11.03                   5,832
AXA Premier VIP Health Care ...............     Class B 1.50%           $ 11.70                   2,001
AXA Premier VIP Health Care ...............     Class B 1.55%           $ 10.98                     565
AXA Premier VIP Health Care ...............     Class B 1.60%           $ 10.96                   2,231
AXA Premier VIP Health Care ...............     Class B 1.65%           $ 11.67                     716
AXA Premier VIP Health Care ...............     Class B 1.70%           $ 10.93                     284
AXA Premier VIP Health Care ...............     Class B 1.80%           $ 10.89                      38
AXA Premier VIP Health Care ...............     Class B 1.90%           $ 10.86                       3

                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                   Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                  ------------------   -----------------   --------------------------
AXA Premier VIP High Yield ....................     Class B 0.50%           $ 34.38                      --
AXA Premier VIP High Yield ....................     Class B 0.95%           $ 31.69                       6
AXA Premier VIP High Yield ....................     Class B 1.20%           $ 30.28                   4,900
AXA Premier VIP High Yield ....................     Class B 1.25%           $ 11.38                   3,911
AXA Premier VIP High Yield ....................     Class B 1.35%           $ 29.46                   3,408
AXA Premier VIP High Yield ....................     Class B 1.40%           $ 29.19                   7,606
AXA Premier VIP High Yield ....................     Class B 1.50%           $ 11.34                   6,690
AXA Premier VIP High Yield ....................     Class B 1.55%           $ 28.41                   1,924
AXA Premier VIP High Yield ....................     Class B 1.60%           $ 28.15                   5,526
AXA Premier VIP High Yield ....................     Class B 1.65%           $ 11.32                   3,135
AXA Premier VIP High Yield ....................     Class B 1.70%           $ 27.64                     771
AXA Premier VIP High Yield ....................     Class B 1.80%           $ 27.14                      73
AXA Premier VIP High Yield ....................     Class B 1.90%           $ 26.64                      16

AXA Premier VIP International Equity ..........     Class B 0.50%           $ 12.35                      --
AXA Premier VIP International Equity ..........     Class B 0.95%           $ 12.18                       6
AXA Premier VIP International Equity ..........     Class B 1.20%           $ 12.09                   3,660
AXA Premier VIP International Equity ..........     Class B 1.25%           $ 13.09                   1,558
AXA Premier VIP International Equity ..........     Class B 1.35%           $ 12.03                     704
AXA Premier VIP International Equity ..........     Class B 1.40%           $ 12.01                   6,557
AXA Premier VIP International Equity ..........     Class B 1.50%           $ 13.05                   2,692
AXA Premier VIP International Equity ..........     Class B 1.55%           $ 11.96                     411
AXA Premier VIP International Equity ..........     Class B 1.60%           $ 11.94                   2,160
AXA Premier VIP International Equity ..........     Class B 1.65%           $ 13.02                   1,127
AXA Premier VIP International Equity ..........     Class B 1.70%           $ 11.90                     806
AXA Premier VIP International Equity ..........     Class B 1.80%           $ 11.87                      23
AXA Premier VIP International Equity ..........     Class B 1.90%           $ 11.83                       9

AXA Premier VIP Large Cap Core Equity .........     Class B 0.50%           $ 10.72                      --
AXA Premier VIP Large Cap Core Equity .........     Class B 0.95%           $ 10.58                      20
AXA Premier VIP Large Cap Core Equity .........     Class B 1.20%           $ 10.50                   2,980
AXA Premier VIP Large Cap Core Equity .........     Class B 1.25%           $ 11.47                     424
AXA Premier VIP Large Cap Core Equity .........     Class B 1.35%           $ 10.45                     253
AXA Premier VIP Large Cap Core Equity .........     Class B 1.40%           $ 10.44                   5,046
AXA Premier VIP Large Cap Core Equity .........     Class B 1.50%           $ 11.43                     886
AXA Premier VIP Large Cap Core Equity .........     Class B 1.55%           $ 10.39                     397
AXA Premier VIP Large Cap Core Equity .........     Class B 1.60%           $ 10.37                   2,038
AXA Premier VIP Large Cap Core Equity .........     Class B 1.65%           $ 11.41                     456
AXA Premier VIP Large Cap Core Equity .........     Class B 1.70%           $ 10.34                     272
AXA Premier VIP Large Cap Core Equity .........     Class B 1.80%           $ 10.31                      33
AXA Premier VIP Large Cap Core Equity .........     Class B 1.90%           $ 10.28                      15

AXA Premier VIP Large Cap Growth ..............     Class B 0.50%           $  9.44                      --
AXA Premier VIP Large Cap Growth ..............     Class B 0.95%           $  9.31                      --
AXA Premier VIP Large Cap Growth ..............     Class B 1.20%           $  9.24                   6,362
AXA Premier VIP Large Cap Growth ..............     Class B 1.25%           $ 11.03                   1,580
AXA Premier VIP Large Cap Growth ..............     Class B 1.35%           $  9.20                     801
AXA Premier VIP Large Cap Growth ..............     Class B 1.40%           $  9.19                  10,463
AXA Premier VIP Large Cap Growth ..............     Class B 1.50%           $ 10.99                   1,909
AXA Premier VIP Large Cap Growth ..............     Class B 1.55%           $  9.15                     930
AXA Premier VIP Large Cap Growth ..............     Class B 1.60%           $  9.13                   4,852
AXA Premier VIP Large Cap Growth ..............     Class B 1.65%           $ 10.97                   1,141
AXA Premier VIP Large Cap Growth ..............     Class B 1.70%           $  9.10                     876
AXA Premier VIP Large Cap Growth ..............     Class B 1.80%           $  9.08                      96
AXA Premier VIP Large Cap Growth ..............     Class B 1.90%           $  9.05                      30

                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                  Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                 ------------------   -----------------   --------------------------
AXA Premier VIP Large Cap Value ..............     Class B 0.50%           $ 11.84                      --
AXA Premier VIP Large Cap Value ..............     Class B 0.95%           $ 11.68                       1
AXA Premier VIP Large Cap Value ..............     Class B 1.20%           $ 11.60                   6,199
AXA Premier VIP Large Cap Value ..............     Class B 1.25%           $ 12.52                   1,540
AXA Premier VIP Large Cap Value ..............     Class B 1.35%           $ 11.54                   1,102
AXA Premier VIP Large Cap Value ..............     Class B 1.40%           $ 11.53                   9,747
AXA Premier VIP Large Cap Value ..............     Class B 1.50%           $ 12.48                   2,322
AXA Premier VIP Large Cap Value ..............     Class B 1.55%           $ 11.47                     809
AXA Premier VIP Large Cap Value ..............     Class B 1.60%           $ 11.46                   4,712
AXA Premier VIP Large Cap Value ..............     Class B 1.65%           $ 12.46                   1,455
AXA Premier VIP Large Cap Value ..............     Class B 1.70%           $ 11.42                   1,242
AXA Premier VIP Large Cap Value ..............     Class B 1.80%           $ 11.39                      84
AXA Premier VIP Large Cap Value ..............     Class B 1.90%           $ 11.35                      29

AXA Premier VIP Small/Mid Cap Growth .........     Class B 0.50%           $  9.70                      --
AXA Premier VIP Small/Mid Cap Growth .........     Class B 0.95%           $  9.57                       5
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.20%           $  9.50                   8,108
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.25%           $ 11.63                   1,570
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.35%           $  9.45                   1,078
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.40%           $  9.44                  12,924
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.50%           $ 11.59                   2,441
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.55%           $  9.40                     773
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.60%           $  9.38                   6,078
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.65%           $ 11.57                   1,381
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.70%           $  9.35                   1,055
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.80%           $  9.32                      38
AXA Premier VIP Small/Mid Cap Growth .........     Class B 1.90%           $  9.30                      31

AXA Premier VIP Small/Mid Cap Value ..........     Class B 0.50%           $ 11.92                      --
AXA Premier VIP Small/Mid Cap Value ..........     Class B 0.95%           $ 11.76                       6
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.20%           $ 11.67                   5,827
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.25%           $ 12.52                   1,454
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.35%           $ 11.62                   1,203
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.40%           $ 11.60                  10,507
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.50%           $ 12.48                   2,655
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.55%           $ 11.54                     720
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.60%           $ 11.53                   5,059
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.65%           $ 12.45                   1,506
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.70%           $ 11.49                   1,011
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.80%           $ 11.46                      51
AXA Premier VIP Small/Mid Cap Value ..........     Class B 1.90%           $ 11.42                      26

AXA Premier VIP Technology ...................     Class B 0.50%           $  9.36                      --
AXA Premier VIP Technology ...................     Class B 0.95%           $  9.23                      25
AXA Premier VIP Technology ...................     Class B 1.20%           $  9.16                   3,498
AXA Premier VIP Technology ...................     Class B 1.25%           $ 10.70                     969
AXA Premier VIP Technology ...................     Class B 1.35%           $  9.12                   1,493
AXA Premier VIP Technology ...................     Class B 1.40%           $  9.11                   7,471
AXA Premier VIP Technology ...................     Class B 1.50%           $ 10.66                   1,826
AXA Premier VIP Technology ...................     Class B 1.55%           $  9.07                   3,478
AXA Premier VIP Technology ...................     Class B 1.60%           $  9.05                   4,725
AXA Premier VIP Technology ...................     Class B 1.65%           $ 10.64                     675
AXA Premier VIP Technology ...................     Class B 1.70%           $  9.02                     306
AXA Premier VIP Technology ...................     Class B 1.80%           $  9.00                      35
AXA Premier VIP Technology ...................     Class B 1.90%           $  8.97                      11

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                            Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                           ------------------   -----------------   --------------------------
EQ/Alliance Common Stock ...............................     Class B 0.50%          $ 304.68                      --
EQ/Alliance Common Stock ...............................     Class B 0.95%          $ 267.26                       2
EQ/Alliance Common Stock ...............................     Class B 1.20%          $ 248.43                     613
EQ/Alliance Common Stock ...............................     Class B 1.25%          $  12.32                   5,278
EQ/Alliance Common Stock ...............................     Class B 1.35%          $ 237.75                   1,384
EQ/Alliance Common Stock ...............................     Class B 1.40%          $ 234.29                     942
EQ/Alliance Common Stock ...............................     Class B 1.50%          $  12.28                  10,684
EQ/Alliance Common Stock ...............................     Class B 1.55%          $ 224.21                     430
EQ/Alliance Common Stock ...............................     Class B 1.60%          $ 220.94                     683
EQ/Alliance Common Stock ...............................     Class B 1.65%          $  12.26                   2,957
EQ/Alliance Common Stock ...............................     Class B 1.70%          $ 214.55                      64
EQ/Alliance Common Stock ...............................     Class B 1.80%          $ 208.33                       5
EQ/Alliance Common Stock ...............................     Class B 1.90%          $ 202.28                       3

EQ/Alliance Growth and Income ..........................     Class B 0.50%          $  31.15                      --
EQ/Alliance Growth and Income ..........................     Class B 0.95%          $  29.60                       2
EQ/Alliance Growth and Income ..........................     Class B 1.20%          $  28.77                   5,149
EQ/Alliance Growth and Income ..........................     Class B 1.25%          $  12.14                   3,640
EQ/Alliance Growth and Income ..........................     Class B 1.35%          $  28.28                     971
EQ/Alliance Growth and Income ..........................     Class B 1.40%          $  28.12                   7,405
EQ/Alliance Growth and Income ..........................     Class B 1.50%          $  12.10                   5,753
EQ/Alliance Growth and Income ..........................     Class B 1.55%          $  27.65                     589
EQ/Alliance Growth and Income ..........................     Class B 1.60%          $  27.49                   3,420
EQ/Alliance Growth and Income ..........................     Class B 1.65%          $  12.07                   2,227
EQ/Alliance Growth and Income ..........................     Class B 1.70%          $  27.18                     549
EQ/Alliance Growth and Income ..........................     Class B 1.80%          $  26.87                      52
EQ/Alliance Growth and Income ..........................     Class B 1.90%          $  26.56                      11

EQ/Alliance Intermediate Government Securities .........     Class B 0.50%          $  20.98                      --
EQ/Alliance Intermediate Government Securities .........     Class B 0.95%          $  19.71                       4
EQ/Alliance Intermediate Government Securities .........     Class B 1.20%          $  19.04                   4,043
EQ/Alliance Intermediate Government Securities .........     Class B 1.25%          $  10.17                   1,271
EQ/Alliance Intermediate Government Securities .........     Class B 1.35%          $  18.65                   1,348
EQ/Alliance Intermediate Government Securities .........     Class B 1.40%          $  18.52                   5,829
EQ/Alliance Intermediate Government Securities .........     Class B 1.50%          $  10.14                   2,082
EQ/Alliance Intermediate Government Securities .........     Class B 1.55%          $  18.13                   1,061
EQ/Alliance Intermediate Government Securities .........     Class B 1.60%          $  18.01                   3,326
EQ/Alliance Intermediate Government Securities .........     Class B 1.65%          $  10.12                     905
EQ/Alliance Intermediate Government Securities .........     Class B 1.70%          $  17.76                     416
EQ/Alliance Intermediate Government Securities .........     Class B 1.80%          $  17.51                      12
EQ/Alliance Intermediate Government Securities .........     Class B 1.90%          $  17.27                       3

EQ/Alliance International ..............................     Class B 0.50%          $  14.45                      --
EQ/Alliance International ..............................     Class B 0.95%          $  13.83                       8
EQ/Alliance International ..............................     Class B 1.20%          $  13.49                   5,816
EQ/Alliance International ..............................     Class B 1.25%          $  13.07                   1,996
EQ/Alliance International ..............................     Class B 1.35%          $  13.29                   2,475
EQ/Alliance International ..............................     Class B 1.40%          $  13.23                   7,600
EQ/Alliance International ..............................     Class B 1.50%          $  13.03                   2,946
EQ/Alliance International ..............................     Class B 1.55%          $  13.03                   1,008
EQ/Alliance International ..............................     Class B 1.60%          $  12.97                   4,337
EQ/Alliance International ..............................     Class B 1.65%          $  13.00                   1,270
EQ/Alliance International ..............................     Class B 1.70%          $  12.84                     649
EQ/Alliance International ..............................     Class B 1.80%          $  12.71                      26
EQ/Alliance International ..............................     Class B 1.90%          $  12.59                      13

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                            Contract charges     Unit Fair Value     Units Outstanding (000's)
                                           ------------------   -----------------   --------------------------
EQ/Alliance Premier Growth .............     Class B 0.50%          $  6.60                       --
EQ/Alliance Premier Growth .............     Class B 0.95%          $  6.43                       71
EQ/Alliance Premier Growth .............     Class B 1.20%          $  6.34                    6,068
EQ/Alliance Premier Growth .............     Class B 1.25%          $ 11.08                      829
EQ/Alliance Premier Growth .............     Class B 1.35%          $  6.28                    9,271
EQ/Alliance Premier Growth .............     Class B 1.40%          $  6.27                    8,590
EQ/Alliance Premier Growth .............     Class B 1.50%          $ 11.05                      987
EQ/Alliance Premier Growth .............     Class B 1.55%          $  6.21                   10,421
EQ/Alliance Premier Growth .............     Class B 1.60%          $  6.19                   15,822
EQ/Alliance Premier Growth .............     Class B 1.65%          $ 11.02                      595
EQ/Alliance Premier Growth .............     Class B 1.70%          $  6.16                      981
EQ/Alliance Premier Growth .............     Class B 1.80%          $  6.12                      339
EQ/Alliance Premier Growth .............     Class B 1.90%          $  6.09                       86

EQ/Alliance Quality Bond ...............     Class B 0.50%          $ 17.51                       --
EQ/Alliance Quality Bond ...............     Class B 0.95%          $ 16.64                        2
EQ/Alliance Quality Bond ...............     Class B 1.20%          $ 16.17                    4,383
EQ/Alliance Quality Bond ...............     Class B 1.25%          $ 10.46                    1,612
EQ/Alliance Quality Bond ...............     Class B 1.35%          $ 15.89                      603
EQ/Alliance Quality Bond ...............     Class B 1.40%          $ 15.80                    7,011
EQ/Alliance Quality Bond ...............     Class B 1.50%          $ 10.42                    2,713
EQ/Alliance Quality Bond ...............     Class B 1.55%          $ 15.54                      480
EQ/Alliance Quality Bond ...............     Class B 1.60%          $ 15.45                    2,951
EQ/Alliance Quality Bond ...............     Class B 1.65%          $ 10.40                    1,119
EQ/Alliance Quality Bond ...............     Class B 1.70%          $ 15.27                      555
EQ/Alliance Quality Bond ...............     Class B 1.80%          $ 15.10                       12
EQ/Alliance Quality Bond ...............     Class B 1.90%          $ 14.93                       24

EQ/Alliance Small Cap Growth ...........     Class B 0.50%          $ 16.41                       --
EQ/Alliance Small Cap Growth ...........     Class B 0.95%          $ 15.85                       27
EQ/Alliance Small Cap Growth ...........     Class B 1.20%          $ 15.54                    4,124
EQ/Alliance Small Cap Growth ...........     Class B 1.25%          $ 12.12                    1,487
EQ/Alliance Small Cap Growth ...........     Class B 1.35%          $ 15.36                    5,465
EQ/Alliance Small Cap Growth ...........     Class B 1.40%          $ 15.30                    5,878
EQ/Alliance Small Cap Growth ...........     Class B 1.50%          $ 12.08                    2,272
EQ/Alliance Small Cap Growth ...........     Class B 1.55%          $ 15.12                    2,313
EQ/Alliance Small Cap Growth ...........     Class B 1.60%          $ 15.07                    4,346
EQ/Alliance Small Cap Growth ...........     Class B 1.65%          $ 12.06                      913
EQ/Alliance Small Cap Growth ...........     Class B 1.70%          $ 14.95                      312
EQ/Alliance Small Cap Growth ...........     Class B 1.80%          $ 14.83                       44
EQ/Alliance Small Cap Growth ...........     Class B 1.90%          $ 14.72                       17

EQ/Bernstein Diversified Value .........     Class B 0.50%          $ 15.30                       --
EQ/Bernstein Diversified Value .........     Class B 0.95%          $ 14.82                       40
EQ/Bernstein Diversified Value .........     Class B 1.20%          $ 14.56                   15,533
EQ/Bernstein Diversified Value .........     Class B 1.25%          $ 12.26                    5,206
EQ/Bernstein Diversified Value .........     Class B 1.35%          $ 14.41                    9,491
EQ/Bernstein Diversified Value .........     Class B 1.40%          $ 14.36                   23,412
EQ/Bernstein Diversified Value .........     Class B 1.50%          $ 12.22                    7,621
EQ/Bernstein Diversified Value .........     Class B 1.55%          $ 14.21                    5,823
EQ/Bernstein Diversified Value .........     Class B 1.60%          $ 14.16                   17,155
EQ/Bernstein Diversified Value .........     Class B 1.65%          $ 12.20                    5,080
EQ/Bernstein Diversified Value .........     Class B 1.70%          $ 14.06                    2,169
EQ/Bernstein Diversified Value .........     Class B 1.80%          $ 13.96                      235
EQ/Bernstein Diversified Value .........     Class B 1.90%          $ 13.86                       46

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ------------------   -----------------   --------------------------
EQ/Calvert Socially Responsible ...........     Class B 0.50%          $  8.50                       --
EQ/Calvert Socially Responsible ...........     Class B 0.95%          $  8.30                       --
EQ/Calvert Socially Responsible ...........     Class B 1.20%          $  8.18                      782
EQ/Calvert Socially Responsible ...........     Class B 1.25%          $ 10.74                      278
EQ/Calvert Socially Responsible ...........     Class B 1.35%          $  8.12                      258
EQ/Calvert Socially Responsible ...........     Class B 1.40%          $  8.10                    1,019
EQ/Calvert Socially Responsible ...........     Class B 1.50%          $ 10.71                      333
EQ/Calvert Socially Responsible ...........     Class B 1.55%          $  8.03                       88
EQ/Calvert Socially Responsible ...........     Class B 1.60%          $  8.01                      498
EQ/Calvert Socially Responsible ...........     Class B 1.65%          $ 10.68                      194
EQ/Calvert Socially Responsible ...........     Class B 1.70%          $  7.96                      204
EQ/Calvert Socially Responsible ...........     Class B 1.80%          $  7.92                        2
EQ/Calvert Socially Responsible ...........     Class B 1.90%          $  7.88                       --

EQ/Capital Guardian Growth ................     Class B 0.50%          $ 12.75                       --
EQ/Capital Guardian Growth ................     Class B 0.95%          $ 12.31                        5
EQ/Capital Guardian Growth ................     Class B 1.20%          $ 12.08                    2,149
EQ/Capital Guardian Growth ................     Class B 1.25%          $ 10.86                      271
EQ/Capital Guardian Growth ................     Class B 1.35%          $ 11.94                    9,529
EQ/Capital Guardian Growth ................     Class B 1.40%          $ 11.89                    2,253
EQ/Capital Guardian Growth ................     Class B 1.50%          $ 10.82                      464
EQ/Capital Guardian Growth ................     Class B 1.55%          $ 11.75                    2,815
EQ/Capital Guardian Growth ................     Class B 1.60%          $ 11.71                    2,715
EQ/Capital Guardian Growth ................     Class B 1.65%          $ 10.80                      273
EQ/Capital Guardian Growth ................     Class B 1.70%          $ 11.62                      160
EQ/Capital Guardian Growth ................     Class B 1.80%          $ 11.52                       14
EQ/Capital Guardian Growth ................     Class B 1.90%          $ 11.44                        3

EQ/Capital Guardian International .........     Class B 0.50%          $ 11.22                       --
EQ/Capital Guardian International .........     Class B 0.95%          $ 10.93                       41
EQ/Capital Guardian International .........     Class B 1.20%          $ 10.78                    8,017
EQ/Capital Guardian International .........     Class B 1.25%          $ 12.55                    3,195
EQ/Capital Guardian International .........     Class B 1.35%          $ 10.68                    4,078
EQ/Capital Guardian International .........     Class B 1.40%          $ 10.65                   10,189
EQ/Capital Guardian International .........     Class B 1.50%          $ 12.51                    3,446
EQ/Capital Guardian International .........     Class B 1.55%          $ 10.56                    2,863
EQ/Capital Guardian International .........     Class B 1.60%          $ 10.53                   11,933
EQ/Capital Guardian International .........     Class B 1.65%          $ 12.48                    3,564
EQ/Capital Guardian International .........     Class B 1.70%          $ 10.47                    1,926
EQ/Capital Guardian International .........     Class B 1.80%          $ 10.41                       70
EQ/Capital Guardian International .........     Class B 1.90%          $ 10.35                       43

EQ/Capital Guardian Research ..............     Class B 0.50%          $ 11.87                       --
EQ/Capital Guardian Research ..............     Class B 0.95%          $ 11.57                       53
EQ/Capital Guardian Research ..............     Class B 1.20%          $ 11.40                    8,080
EQ/Capital Guardian Research ..............     Class B 1.25%          $ 11.75                    2,468
EQ/Capital Guardian Research ..............     Class B 1.35%          $ 11.30                   15,697
EQ/Capital Guardian Research ..............     Class B 1.40%          $ 11.27                    8,947
EQ/Capital Guardian Research ..............     Class B 1.50%          $ 11.72                    2,784
EQ/Capital Guardian Research ..............     Class B 1.55%          $ 11.18                    6,418
EQ/Capital Guardian Research ..............     Class B 1.60%          $ 11.14                   12,694
EQ/Capital Guardian Research ..............     Class B 1.65%          $ 11.69                    2,900
EQ/Capital Guardian Research ..............     Class B 1.70%          $ 11.08                    1,200
EQ/Capital Guardian Research ..............     Class B 1.80%          $ 11.02                       82
EQ/Capital Guardian Research ..............     Class B 1.90%          $ 10.95                       34

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                             Contract charges     Unit Fair Value     Units Outstanding (000's)
                                            ------------------   -----------------   --------------------------
EQ/Capital Guardian U.S. Equity .........     Class B 0.50%           $ 11.65                      --
EQ/Capital Guardian U.S. Equity .........     Class B 0.95%           $ 11.35                      31
EQ/Capital Guardian U.S. Equity .........     Class B 1.20%           $ 11.19                  14,528
EQ/Capital Guardian U.S. Equity .........     Class B 1.25%           $ 11.66                   4,756
EQ/Capital Guardian U.S. Equity .........     Class B 1.35%           $ 11.10                   6,079
EQ/Capital Guardian U.S. Equity .........     Class B 1.40%           $ 11.06                  16,717
EQ/Capital Guardian U.S. Equity .........     Class B 1.50%           $ 11.62                   5,095
EQ/Capital Guardian U.S. Equity .........     Class B 1.55%           $ 10.97                   4,473
EQ/Capital Guardian U.S. Equity .........     Class B 1.60%           $ 10.94                  15,720
EQ/Capital Guardian U.S. Equity .........     Class B 1.65%           $ 11.60                   4,402
EQ/Capital Guardian U.S. Equity .........     Class B 1.70%           $ 10.87                   2,037
EQ/Capital Guardian U.S. Equity .........     Class B 1.80%           $ 10.81                     113
EQ/Capital Guardian U.S. Equity .........     Class B 1.90%           $ 10.75                      40

EQ/Emerging Markets Equity ..............     Class B 0.50%           $ 11.34                      --
EQ/Emerging Markets Equity ..............     Class B 0.95%           $ 10.96                      12
EQ/Emerging Markets Equity ..............     Class B 1.20%           $ 10.76                   3,531
EQ/Emerging Markets Equity ..............     Class B 1.25%           $ 14.04                   1,431
EQ/Emerging Markets Equity ..............     Class B 1.35%           $ 10.64                   3,845
EQ/Emerging Markets Equity ..............     Class B 1.40%           $ 10.60                   7,052
EQ/Emerging Markets Equity ..............     Class B 1.50%           $ 14.00                   2,669
EQ/Emerging Markets Equity ..............     Class B 1.55%           $ 10.48                   1,515
EQ/Emerging Markets Equity ..............     Class B 1.60%           $ 10.45                   4,587
EQ/Emerging Markets Equity ..............     Class B 1.65%           $ 13.97                   1,047
EQ/Emerging Markets Equity ..............     Class B 1.70%           $ 10.37                     609
EQ/Emerging Markets Equity ..............     Class B 1.80%           $ 10.29                      32
EQ/Emerging Markets Equity ..............     Class B 1.90%           $ 10.21                      --

EQ/Enterprise Equity ....................     Class B 0.50%           $ 19.57                      --
EQ/Enterprise Equity ....................     Class B 0.95%           $ 18.16                      --
EQ/Enterprise Equity ....................     Class B 1.20%           $ 17.42                      19
EQ/Enterprise Equity ....................     Class B 1.25%           $ 17.28                      53
EQ/Enterprise Equity ....................     Class B 1.35%           $ 16.99                      17
EQ/Enterprise Equity ....................     Class B 1.40%           $ 16.85                      37
EQ/Enterprise Equity ....................     Class B 1.50%           $ 16.58                      92
EQ/Enterprise Equity ....................     Class B 1.55%           $ 16.44                      --
EQ/Enterprise Equity ....................     Class B 1.60%           $ 16.30                      19
EQ/Enterprise Equity ....................     Class B 1.65%           $ 16.17                      22
EQ/Enterprise Equity ....................     Class B 1.70%           $ 16.03                       6
EQ/Enterprise Equity ....................     Class B 1.80%           $ 15.77                      --
EQ/Enterprise Equity ....................     Class B 1.90%           $ 15.50                      --

EQ/Enterprise Equity Income .............     Class B 0.50%           $  5.96                      --
EQ/Enterprise Equity Income .............     Class B 0.95%           $  5.80                       1
EQ/Enterprise Equity Income .............     Class B 1.20%           $  5.71                     216
EQ/Enterprise Equity Income .............     Class B 1.25%           $  5.69                     224
EQ/Enterprise Equity Income .............     Class B 1.35%           $  5.66                     345
EQ/Enterprise Equity Income .............     Class B 1.40%           $  5.64                     780
EQ/Enterprise Equity Income .............     Class B 1.50%           $  5.61                     538
EQ/Enterprise Equity Income .............     Class B 1.55%           $  5.59                     306
EQ/Enterprise Equity Income .............     Class B 1.60%           $  5.57                     370
EQ/Enterprise Equity Income .............     Class B 1.65%           $  5.55                     208
EQ/Enterprise Equity Income .............     Class B 1.70%           $  5.54                      15
EQ/Enterprise Equity Income .............     Class B 1.80%           $  5.50                      --
EQ/Enterprise Equity Income .............     Class B 1.90%           $  5.47                      --

                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ------------------   -----------------   --------------------------
EQ/Enterprise Growth .......................     Class B 0.50%          $  4.67                      --
EQ/Enterprise Growth .......................     Class B 0.95%          $  4.54                      --
EQ/Enterprise Growth .......................     Class B 1.20%          $  4.47                      13
EQ/Enterprise Growth .......................     Class B 1.25%          $  4.46                     143
EQ/Enterprise Growth .......................     Class B 1.35%          $  4.43                      20
EQ/Enterprise Growth .......................     Class B 1.40%          $  4.42                      46
EQ/Enterprise Growth .......................     Class B 1.50%          $  4.39                     144
EQ/Enterprise Growth .......................     Class B 1.55%          $  4.38                       6
EQ/Enterprise Growth .......................     Class B 1.60%          $  4.36                      19
EQ/Enterprise Growth .......................     Class B 1.65%          $  4.35                      38
EQ/Enterprise Growth .......................     Class B 1.70%          $  4.34                      22
EQ/Enterprise Growth .......................     Class B 1.80%          $  4.31                      --
EQ/Enterprise Growth .......................     Class B 1.90%          $  4.28                      --

EQ/Enterprise Growth and Income ............     Class B 0.50%          $  5.44                      --
EQ/Enterprise Growth and Income ............     Class B 0.95%          $  5.29                      --
EQ/Enterprise Growth and Income ............     Class B 1.20%          $  5.21                      12
EQ/Enterprise Growth and Income ............     Class B 1.25%          $  5.19                      96
EQ/Enterprise Growth and Income ............     Class B 1.35%          $  5.16                      14
EQ/Enterprise Growth and Income ............     Class B 1.40%          $  5.15                      41
EQ/Enterprise Growth and Income ............     Class B 1.50%          $  5.11                     140
EQ/Enterprise Growth and Income ............     Class B 1.55%          $  5.10                       6
EQ/Enterprise Growth and Income ............     Class B 1.60%          $  5.08                      69
EQ/Enterprise Growth and Income ............     Class B 1.65%          $  5.07                      71
EQ/Enterprise Growth and Income ............     Class B 1.70%          $  5.05                      --
EQ/Enterprise Growth and Income ............     Class B 1.80%          $  5.02                      --
EQ/Enterprise Growth and Income ............     Class B 1.90%          $  4.99                      --

EQ/Enterprise Small Company Growth .........     Class B 0.50%          $  8.04                      --
EQ/Enterprise Small Company Growth .........     Class B 0.95%          $  7.82                      --
EQ/Enterprise Small Company Growth .........     Class B 1.20%          $  7.70                      19
EQ/Enterprise Small Company Growth .........     Class B 1.25%          $  7.67                      59
EQ/Enterprise Small Company Growth .........     Class B 1.35%          $  7.63                      29
EQ/Enterprise Small Company Growth .........     Class B 1.40%          $  7.60                      67
EQ/Enterprise Small Company Growth .........     Class B 1.50%          $  7.56                      91
EQ/Enterprise Small Company Growth .........     Class B 1.55%          $  7.53                      11
EQ/Enterprise Small Company Growth .........     Class B 1.60%          $  7.51                      22
EQ/Enterprise Small Company Growth .........     Class B 1.65%          $  7.49                      31
EQ/Enterprise Small Company Growth .........     Class B 1.70%          $  7.46                      59
EQ/Enterprise Small Company Growth .........     Class B 1.80%          $  7.42                      --
EQ/Enterprise Small Company Growth .........     Class B 1.90%          $  7.37                      --

EQ/Enterprise Small Company Value ..........     Class B 0.50%          $ 26.24                      --
EQ/Enterprise Small Company Value ..........     Class B 0.95%          $ 24.36                      --
EQ/Enterprise Small Company Value ..........     Class B 1.20%          $ 23.37                      62
EQ/Enterprise Small Company Value ..........     Class B 1.25%          $ 23.18                      78
EQ/Enterprise Small Company Value ..........     Class B 1.35%          $ 22.79                      72
EQ/Enterprise Small Company Value ..........     Class B 1.40%          $ 22.60                     173
EQ/Enterprise Small Company Value ..........     Class B 1.50%          $ 22.23                     190
EQ/Enterprise Small Company Value ..........     Class B 1.55%          $ 22.05                      63
EQ/Enterprise Small Company Value ..........     Class B 1.60%          $ 21.86                      74
EQ/Enterprise Small Company Value ..........     Class B 1.65%          $ 21.68                      76
EQ/Enterprise Small Company Value ..........     Class B 1.70%          $ 21.50                       9
EQ/Enterprise Small Company Value ..........     Class B 1.80%          $ 21.14                      --
EQ/Enterprise Small Company Value ..........     Class B 1.90%          $ 20.79                      --

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                       Contract charges     Unit Fair Value     Units Outstanding (000's)
                                      ------------------   -----------------   --------------------------
EQ/Equity 500 Index ...............     Class B 0.50%           $ 28.13                      --
EQ/Equity 500 Index ...............     Class B 0.95%           $ 26.78                      11
EQ/Equity 500 Index ...............     Class B 1.20%           $ 26.06                   9,053
EQ/Equity 500 Index ...............     Class B 1.25%           $ 11.73                   5,582
EQ/Equity 500 Index ...............     Class B 1.35%           $ 25.63                   9,685
EQ/Equity 500 Index ...............     Class B 1.40%           $ 25.49                  13,022
EQ/Equity 500 Index ...............     Class B 1.50%           $ 11.69                   8,691
EQ/Equity 500 Index ...............     Class B 1.55%           $ 25.07                   4,345
EQ/Equity 500 Index ...............     Class B 1.60%           $ 24.94                  11,584
EQ/Equity 500 Index ...............     Class B 1.65%           $ 11.67                   4,181
EQ/Equity 500 Index ...............     Class B 1.70%           $ 24.66                   1,386
EQ/Equity 500 Index ...............     Class B 1.80%           $ 24.39                     270
EQ/Equity 500 Index ...............     Class B 1.90%           $ 24.12                      19

EQ/Evergreen Omega ................     Class B 0.50%           $  8.77                      --
EQ/Evergreen Omega ................     Class B 0.95%           $  8.53                      --
EQ/Evergreen Omega ................     Class B 1.20%           $  8.40                   3,237
EQ/Evergreen Omega ................     Class B 1.25%           $ 11.31                   1,379
EQ/Evergreen Omega ................     Class B 1.35%           $  8.33                     573
EQ/Evergreen Omega ................     Class B 1.40%           $  8.30                   4,201
EQ/Evergreen Omega ................     Class B 1.50%           $ 11.27                   1,795
EQ/Evergreen Omega ................     Class B 1.55%           $  8.23                     400
EQ/Evergreen Omega ................     Class B 1.60%           $  8.20                   2,500
EQ/Evergreen Omega ................     Class B 1.65%           $ 11.25                   1,146
EQ/Evergreen Omega ................     Class B 1.70%           $  8.15                     377
EQ/Evergreen Omega ................     Class B 1.80%           $  8.10                       8
EQ/Evergreen Omega ................     Class B 1.90%           $  8.05                       7

EQ/FI Mid Cap .....................     Class B 0.50%           $ 11.56                      --
EQ/FI Mid Cap .....................     Class B 0.95%           $ 11.34                      29
EQ/FI Mid Cap .....................     Class B 1.20%           $ 11.21                  13,609
EQ/FI Mid Cap .....................     Class B 1.25%           $ 13.00                   3,775
EQ/FI Mid Cap .....................     Class B 1.35%           $ 11.14                   2,883
EQ/FI Mid Cap .....................     Class B 1.40%           $ 11.11                  17,707
EQ/FI Mid Cap .....................     Class B 1.50%           $ 12.96                   5,395
EQ/FI Mid Cap .....................     Class B 1.55%           $ 11.04                   4,997
EQ/FI Mid Cap .....................     Class B 1.60%           $ 11.02                  11,422
EQ/FI Mid Cap .....................     Class B 1.65%           $ 12.93                   3,260
EQ/FI Mid Cap .....................     Class B 1.70%           $ 10.97                   1,391
EQ/FI Mid Cap .....................     Class B 1.80%           $ 10.92                     127
EQ/FI Mid Cap .....................     Class B 1.90%           $ 10.87                      28

EQ/FI Small/Mid Cap Value .........     Class B 0.50%           $ 15.38                      --
EQ/FI Small/Mid Cap Value .........     Class B 0.95%           $ 14.86                      15
EQ/FI Small/Mid Cap Value .........     Class B 1.20%           $ 14.57                   9,029
EQ/FI Small/Mid Cap Value .........     Class B 1.25%           $ 12.87                   2,897
EQ/FI Small/Mid Cap Value .........     Class B 1.35%           $ 14.40                   2,481
EQ/FI Small/Mid Cap Value .........     Class B 1.40%           $ 14.35                  12,978
EQ/FI Small/Mid Cap Value .........     Class B 1.50%           $ 12.83                   4,167
EQ/FI Small/Mid Cap Value .........     Class B 1.55%           $ 14.18                   3,574
EQ/FI Small/Mid Cap Value .........     Class B 1.60%           $ 14.13                   7,736
EQ/FI Small/Mid Cap Value .........     Class B 1.65%           $ 12.80                   2,213
EQ/FI Small/Mid Cap Value .........     Class B 1.70%           $ 14.02                   1,007
EQ/FI Small/Mid Cap Value .........     Class B 1.80%           $ 13.91                      99
EQ/FI Small/Mid Cap Value .........     Class B 1.90%           $ 13.80                      32

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                             ------------------   -----------------   --------------------------
EQ/J.P. Morgan Core Bond .................     Class B 0.50%           $ 14.70                      --
EQ/J.P. Morgan Core Bond .................     Class B 0.95%           $ 14.24                      26
EQ/J.P. Morgan Core Bond .................     Class B 1.20%           $ 13.99                  11,977
EQ/J.P. Morgan Core Bond .................     Class B 1.25%           $ 10.50                   4,339
EQ/J.P. Morgan Core Bond .................     Class B 1.35%           $ 13.84                  10,774
EQ/J.P. Morgan Core Bond .................     Class B 1.40%           $ 13.79                  17,843
EQ/J.P. Morgan Core Bond .................     Class B 1.50%           $ 10.46                   6,436
EQ/J.P. Morgan Core Bond .................     Class B 1.55%           $ 13.65                   8,979
EQ/J.P. Morgan Core Bond .................     Class B 1.60%           $ 13.60                  15,208
EQ/J.P. Morgan Core Bond .................     Class B 1.65%           $ 10.44                   3,501
EQ/J.P. Morgan Core Bond .................     Class B 1.70%           $ 13.50                   1,343
EQ/J.P. Morgan Core Bond .................     Class B 1.80%           $ 13.41                     242
EQ/J.P. Morgan Core Bond .................     Class B 1.90%           $ 13.31                      56

EQ/Janus Large Cap Growth ................     Class B 0.50%           $  6.25                      --
EQ/Janus Large Cap Growth ................     Class B 0.95%           $  6.13                      24
EQ/Janus Large Cap Growth ................     Class B 1.20%           $  6.06                   5,744
EQ/Janus Large Cap Growth ................     Class B 1.25%           $ 11.60                     680
EQ/Janus Large Cap Growth ................     Class B 1.35%           $  6.02                   1,149
EQ/Janus Large Cap Growth ................     Class B 1.40%           $  6.01                   7,699
EQ/Janus Large Cap Growth ................     Class B 1.50%           $ 11.56                   1,141
EQ/Janus Large Cap Growth ................     Class B 1.55%           $  5.97                   5,897
EQ/Janus Large Cap Growth ................     Class B 1.60%           $  5.96                   6,714
EQ/Janus Large Cap Growth ................     Class B 1.65%           $ 11.54                     449
EQ/Janus Large Cap Growth ................     Class B 1.70%           $  5.93                     700
EQ/Janus Large Cap Growth ................     Class B 1.80%           $  5.91                      70
EQ/Janus Large Cap Growth ................     Class B 1.90%           $  5.88                      36

EQ/JP Morgan Value Opportunities .........     Class B 0.50%           $ 14.10                      --
EQ/JP Morgan Value Opportunities .........     Class B 0.95%           $ 13.61                      15
EQ/JP Morgan Value Opportunities .........     Class B 1.20%           $ 13.35                   3,942
EQ/JP Morgan Value Opportunities .........     Class B 1.25%           $ 12.02                     769
EQ/JP Morgan Value Opportunities .........     Class B 1.35%           $ 13.20                  16,352
EQ/JP Morgan Value Opportunities .........     Class B 1.40%           $ 13.15                   4,753
EQ/JP Morgan Value Opportunities .........     Class B 1.50%           $ 11.98                     815
EQ/JP Morgan Value Opportunities .........     Class B 1.55%           $ 12.99                   5,234
EQ/JP Morgan Value Opportunities .........     Class B 1.60%           $ 12.94                   5,325
EQ/JP Morgan Value Opportunities .........     Class B 1.65%           $ 11.96                     473
EQ/JP Morgan Value Opportunities .........     Class B 1.70%           $ 12.84                     370
EQ/JP Morgan Value Opportunities .........     Class B 1.80%           $ 12.74                     108
EQ/JP Morgan Value Opportunities .........     Class B 1.90%           $ 12.64                      22

EQ/Lazard Small Cap Value ................     Class B 0.50%           $ 17.65                      --
EQ/Lazard Small Cap Value ................     Class B 0.95%           $ 17.10                      16
EQ/Lazard Small Cap Value ................     Class B 1.20%           $ 16.80                   8,796
EQ/Lazard Small Cap Value ................     Class B 1.25%           $ 12.66                   3,850
EQ/Lazard Small Cap Value ................     Class B 1.35%           $ 16.63                   6,654
EQ/Lazard Small Cap Value ................     Class B 1.40%           $ 16.57                  12,065
EQ/Lazard Small Cap Value ................     Class B 1.50%           $ 12.61                   5,755
EQ/Lazard Small Cap Value ................     Class B 1.55%           $ 16.39                   3,013
EQ/Lazard Small Cap Value ................     Class B 1.60%           $ 16.33                   7,850
EQ/Lazard Small Cap Value ................     Class B 1.65%           $ 12.59                   2,979
EQ/Lazard Small Cap Value ................     Class B 1.70%           $ 16.22                     884
EQ/Lazard Small Cap Value ................     Class B 1.80%           $ 16.10                     127
EQ/Lazard Small Cap Value ................     Class B 1.90%           $ 15.99                      36

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                             ------------------   -----------------   --------------------------
EQ/Marsico Focus .........................     Class B 0.50%           $ 14.36                      --
EQ/Marsico Focus .........................     Class B 0.95%           $ 14.14                       5
EQ/Marsico Focus .........................     Class B 1.20%           $ 14.02                  14,238
EQ/Marsico Focus .........................     Class B 1.25%           $ 11.55                   4,974
EQ/Marsico Focus .........................     Class B 1.35%           $ 13.95                   2,102
EQ/Marsico Focus .........................     Class B 1.40%           $ 13.93                  21,440
EQ/Marsico Focus .........................     Class B 1.50%           $ 11.51                   7,104
EQ/Marsico Focus .........................     Class B 1.55%           $ 13.86                   1,251
EQ/Marsico Focus .........................     Class B 1.60%           $ 13.84                  11,463
EQ/Marsico Focus .........................     Class B 1.65%           $ 11.49                   5,249
EQ/Marsico Focus .........................     Class B 1.70%           $ 13.79                   1,938
EQ/Marsico Focus .........................     Class B 1.80%           $ 13.74                      66
EQ/Marsico Focus .........................     Class B 1.90%           $ 13.70                      12

EQ/Mercury Basic Value Equity ............     Class B 0.50%           $ 21.32                      --
EQ/Mercury Basic Value Equity ............     Class B 0.95%           $ 20.59                       1
EQ/Mercury Basic Value Equity ............     Class B 1.20%           $ 20.19                   6,364
EQ/Mercury Basic Value Equity ............     Class B 1.25%           $ 11.94                   4,028
EQ/Mercury Basic Value Equity ............     Class B 1.35%           $ 19.96                   4,699
EQ/Mercury Basic Value Equity ............     Class B 1.40%           $ 19.88                   9,113
EQ/Mercury Basic Value Equity ............     Class B 1.50%           $ 11.90                   6,079
EQ/Mercury Basic Value Equity ............     Class B 1.55%           $ 19.65                   1,430
EQ/Mercury Basic Value Equity ............     Class B 1.60%           $ 19.58                   4,909
EQ/Mercury Basic Value Equity ............     Class B 1.65%           $ 11.87                   3,020
EQ/Mercury Basic Value Equity ............     Class B 1.70%           $ 19.43                     802
EQ/Mercury Basic Value Equity ............     Class B 1.80%           $ 19.27                      59
EQ/Mercury Basic Value Equity ............     Class B 1.90%           $ 19.12                      39

EQ/Mercury International Value ...........     Class B 0.50%           $ 18.04                      --
EQ/Mercury International Value ...........     Class B 0.95%           $ 17.42                      35
EQ/Mercury International Value ...........     Class B 1.20%           $ 17.09                   4,781
EQ/Mercury International Value ...........     Class B 1.25%           $ 13.34                   1,602
EQ/Mercury International Value ...........     Class B 1.35%           $ 16.89                   9,124
EQ/Mercury International Value ...........     Class B 1.40%           $ 16.83                   6,084
EQ/Mercury International Value ...........     Class B 1.50%           $ 13.30                   2,381
EQ/Mercury International Value ...........     Class B 1.55%           $ 16.63                   3,356
EQ/Mercury International Value ...........     Class B 1.60%           $ 16.57                   5,077
EQ/Mercury International Value ...........     Class B 1.65%           $ 13.27                   1,161
EQ/Mercury International Value ...........     Class B 1.70%           $ 16.44                     522
EQ/Mercury International Value ...........     Class B 1.80%           $ 16.31                      68
EQ/Mercury International Value ...........     Class B 1.90%           $ 16.18                      19

EQ/MFS Emerging Growth Companies .........     Class B 0.50%           $ 14.09                      --
EQ/MFS Emerging Growth Companies .........     Class B 0.95%           $ 13.61                      31
EQ/MFS Emerging Growth Companies .........     Class B 1.20%           $ 13.35                   1,558
EQ/MFS Emerging Growth Companies .........     Class B 1.25%           $ 11.40                     530
EQ/MFS Emerging Growth Companies .........     Class B 1.35%           $ 13.19                   8,228
EQ/MFS Emerging Growth Companies .........     Class B 1.40%           $ 13.14                   2,192
EQ/MFS Emerging Growth Companies .........     Class B 1.50%           $ 11.36                     800
EQ/MFS Emerging Growth Companies .........     Class B 1.55%           $ 12.99                   2,867
EQ/MFS Emerging Growth Companies .........     Class B 1.60%           $ 12.94                   4,258
EQ/MFS Emerging Growth Companies .........     Class B 1.65%           $ 11.34                     369
EQ/MFS Emerging Growth Companies .........     Class B 1.70%           $ 12.84                     149
EQ/MFS Emerging Growth Companies .........     Class B 1.80%           $ 12.74                      14
EQ/MFS Emerging Growth Companies .........     Class B 1.90%           $ 12.64                       1

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                          Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                         ------------------   -----------------   --------------------------
EQ/MFS Investors Trust ...............................     Class B 0.50%          $  9.45                       --
EQ/MFS Investors Trust ...............................     Class B 0.95%          $  9.20                        6
EQ/MFS Investors Trust ...............................     Class B 1.20%          $  9.06                    4,211
EQ/MFS Investors Trust ...............................     Class B 1.25%          $ 11.64                      679
EQ/MFS Investors Trust ...............................     Class B 1.35%          $  8.98                    5,835
EQ/MFS Investors Trust ...............................     Class B 1.40%          $  8.95                    4,946
EQ/MFS Investors Trust ...............................     Class B 1.50%          $ 11.60                      742
EQ/MFS Investors Trust ...............................     Class B 1.55%          $  8.87                    5,788
EQ/MFS Investors Trust ...............................     Class B 1.60%          $  8.84                    8,941
EQ/MFS Investors Trust ...............................     Class B 1.65%          $ 11.58                      643
EQ/MFS Investors Trust ...............................     Class B 1.70%          $  8.79                      610
EQ/MFS Investors Trust ...............................     Class B 1.80%          $  8.74                       94
EQ/MFS Investors Trust ...............................     Class B 1.90%          $  8.68                       12

EQ/Money Market ......................................     Class B 0.00%          $ 38.75                       92
EQ/Money Market ......................................     Class B 0.50%          $ 34.45                       --
EQ/Money Market ......................................     Class B 0.95%          $ 30.98                       26
EQ/Money Market ......................................     Class B 1.20%          $ 29.20                    1,417
EQ/Money Market ......................................     Class B 1.25%          $  9.93                    1,335
EQ/Money Market ......................................     Class B 1.35%          $ 28.18                    2,938
EQ/Money Market ......................................     Class B 1.40%          $ 27.84                    2,473
EQ/Money Market ......................................     Class B 1.50%          $  9.89                    5,781
EQ/Money Market ......................................     Class B 1.55%          $ 26.87                    2,306
EQ/Money Market ......................................     Class B 1.60%          $ 26.55                    4,693
EQ/Money Market ......................................     Class B 1.65%          $  9.87                    1,005
EQ/Money Market ......................................     Class B 1.70%          $ 25.92                      349
EQ/Money Market ......................................     Class B 1.80%          $ 25.31                       28
EQ/Money Market ......................................     Class B 1.90%          $ 24.71                       10

EQ/Small Company Index ...............................     Class B 0.50%          $ 15.24                       --
EQ/Small Company Index ...............................     Class B 0.95%          $ 14.76                       16
EQ/Small Company Index ...............................     Class B 1.20%          $ 14.50                    4,174
EQ/Small Company Index ...............................     Class B 1.25%          $ 12.47                    1,702
EQ/Small Company Index ...............................     Class B 1.35%          $ 14.35                    2,622
EQ/Small Company Index ...............................     Class B 1.40%          $ 14.30                    6,730
EQ/Small Company Index ...............................     Class B 1.50%          $ 12.43                    2,712
EQ/Small Company Index ...............................     Class B 1.55%          $ 14.15                    1,001
EQ/Small Company Index ...............................     Class B 1.60%          $ 14.10                    3,996
EQ/Small Company Index ...............................     Class B 1.65%          $ 12.40                    1,215
EQ/Small Company Index ...............................     Class B 1.70%          $ 14.00                      575
EQ/Small Company Index ...............................     Class B 1.80%          $ 13.90                       40
EQ/Small Company Index ...............................     Class B 1.90%          $ 13.80                        6

EQ/Wells Fargo Montgomery Small Cap ..................     Class B 1.25%          $ 11.37                        4
EQ/Wells Fargo Montgomery Small Cap ..................     Class B 1.50%          $ 11.37                       13
EQ/Wells Fargo Montgomery Small Cap ..................     Class B 1.65%          $ 11.36                        6
EQ/Wells Fargo Montgomery Small Cap ..................     Class B 1.70%          $ 11.36                        1

Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.20%          $ 10.16                      339
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.25%          $ 10.41                      417
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.40%          $ 10.14                      774
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.50%          $ 10.37                      958
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.60%          $ 10.12                      360
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.65%          $ 10.35                      878
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 1.70%          $ 10.35                      143

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2004


                                          Contract charges     Unit Fair Value     Units Outstanding (000's)
                                         ------------------   -----------------   --------------------------
U.S. Real Estate -- Class II .........     Class B 1.20%           $ 12.73                     934
U.S. Real Estate -- Class II .........     Class B 1.25%           $ 14.79                   1,552
U.S. Real Estate -- Class II .........     Class B 1.40%           $ 12.71                   2,062
U.S. Real Estate -- Class II .........     Class B 1.50%           $ 14.74                   2,998
U.S. Real Estate -- Class II .........     Class B 1.60%           $ 12.69                     435
U.S. Real Estate -- Class II .........     Class B 1.65%           $ 14.71                   1,107
U.S. Real Estate -- Class II .........     Class B 1.70%           $ 14.70                     334


                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    AXA Aggressive  AXA Conservative   AXA Conservative-Plus
                                                      Allocation       Allocation            Allocation
                                                   --------------- ------------------ -----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $ 2,675,436       $2,283,132            $4,291,751
 Expenses:
  Asset-based charges ............................     1,425,370          631,295             1,298,747
                                                     -----------       ----------            ----------
Net Investment Income (Loss) .....................     1,250,066        1,651,837             2,993,004
                                                     -----------       ----------            ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      (889,808)         366,321               166,391
  Realized gain distribution from The Trusts .....        60,885           24,905                64,736
                                                     -----------       ----------            ----------
 Net realized gain (loss) ........................      (828,923)         391,226               231,127
                                                     -----------       ----------            ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................    17,625,861        1,340,644             6,357,620
                                                     -----------       ----------            ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    16,796,938        1,731,870             6,588,747
                                                     -----------       ----------            ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $18,047,004       $3,383,707            $9,581,751
                                                     ===========       ==========            ==========


                                                    AXA Moderate   AXA Moderate-Plus    AXA Premier VIP    AXA Premier VIP
                                                     Allocation        Allocation      Aggressive Equity      Core Bond
                                                   -------------- ------------------- ------------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $ 41,639,371      $16,497,825        $         --       $ 18,217,226
 Expenses:
  Asset-based charges ............................    15,908,593        5,444,793           1,541,900          7,940,703
                                                    ------------      -----------        ------------       ------------
Net Investment Income (Loss) .....................    25,730,778       11,053,032          (1,541,900)        10,276,523
                                                    ------------      -----------        ------------       ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     8,665,208          621,021          (2,390,443)         1,358,269
  Realized gain distribution from The Trusts .....            --          203,993                  --          3,149,856
                                                    ------------      -----------        ------------       ------------
 Net realized gain (loss) ........................     8,665,208          825,014          (2,390,443)         4,508,125
                                                    ------------      -----------        ------------       ------------
 Change in unrealized appreciation
  (depreciation) of investments ..................    68,638,009       56,938,813          14,973,900         (1,219,137)
                                                    ------------      -----------        ------------       ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    77,303,217       57,763,827          12,583,457          3,288,989
                                                    ------------      -----------        ------------       ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $103,033,995      $68,816,859        $ 11,041,557       $ 13,565,511
                                                    ============      ===========        ============       ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    AXA Premier VIP  AXA Premier VIP      AXA Premier VIP        AXA Premier VIP
                                                      Health Care       High Yield     International Equity   Large Cap Core Equity
                                                   ---------------- ----------------- ----------------------  ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $ 6,514,581     $ 51,416,424          $ 4,204,839             $2,920,258
 Expenses:
  Asset-based charges ............................      2,240,605       10,929,054            2,460,046              1,687,675
                                                      -----------     ------------          -----------             ----------
Net Investment Income (Loss) .....................      4,273,976       40,487,370            1,744,793              1,232,583
                                                      -----------     ------------          -----------             ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      4,465,571       (1,768,121)           6,114,602              3,070,614
  Realized gain distribution from The Trusts .....      4,849,091               --            2,218,920              2,924,372
                                                      -----------     ------------          -----------             ----------
 Net realized gain (loss) ........................      9,314,662       (1,768,121)           8,333,522              5,994,986
                                                      -----------     ------------          -----------             ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      3,013,044       15,403,350           19,828,901              2,665,684
                                                      -----------     ------------          -----------             ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     12,327,706       13,635,229           28,162,423              8,660,670
                                                      -----------     ------------          -----------             ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $16,601,682     $ 54,122,599          $29,907,216             $9,893,253
                                                      ===========     ============          ===========             ==========


                                                        AXA Premier VIP   AXA Premier VIP       AXA Premier VIP
                                                       Large Cap Growth   Large Cap Value     Small/Mid Cap Growth
                                                     ------------------ -----------------     --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................       $         --       $18,262,912           $ 4,566,118
 Expenses:
  Asset-based charges ............................          3,340,586         3,809,411             4,145,274
                                                         ------------       -----------           -----------
Net Investment Income (Loss) .....................         (3,340,586)       14,453,501               420,844
                                                         ------------       -----------           -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          5,507,044         6,233,963             9,193,647
  Realized gain distribution from The Trusts .....                 --         2,926,511               608,192
                                                         ------------       -----------           -----------
 Net realized gain (loss) ........................          5,507,044         9,160,474             9,801,839
                                                         ------------       -----------           -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................         11,109,829        12,104,794            20,914,849
                                                         ------------       -----------           -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         16,616,873        21,265,268            30,716,688
                                                         ------------       -----------           -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................       $ 13,276,287       $35,718,769           $31,137,532
                                                         ============       ===========           ===========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                      AXA Premier VIP     AXA Premier VIP     EQ/Alliance
                                                    Small/Mid Cap Value      Technology      Common Stock
                                                   --------------------- ----------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $11,762,008         $ 1,459,810     $  10,815,043
 Expenses:
  Asset-based charges ............................        4,063,373           2,265,930        14,500,506
                                                        -----------         -----------     -------------
Net Investment Income (Loss) .....................        7,698,635            (806,120)       (3,685,463)
                                                        -----------         -----------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        9,274,749           2,886,465       (19,524,741)
  Realized gain distribution from The Trusts .....        6,372,102                  --                --
                                                        -----------         -----------     -------------
 Net realized gain (loss) ........................       15,646,851           2,886,465       (19,524,741)
                                                        -----------         -----------     -------------
 Change in unrealized appreciation
  (depreciation) of investments ..................       16,091,755          13,689,601       148,727,751
                                                        -----------         -----------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       31,738,605          16,576,066       129,203,010
                                                        -----------         -----------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $39,437,241         $15,769,946     $ 125,517,547
                                                        ===========         ===========     =============


                                                                         EQ/Alliance
                                                                         Intermediate
                                                       EQ/Alliance        Government     EQ/Alliance      EQ/Alliance
                                                    Growth and Income     Securities    International   Premier Growth
                                                   ------------------- --------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $ 8,684,959      $ 10,248,756     $ 6,142,249    $           --
 Expenses:
  Asset-based charges ............................       7,441,382         4,804,773       4,086,787         4,835,377
                                                       -----------      ------------     -----------    --------------
Net Investment Income (Loss) .....................       1,243,577         5,443,983       2,055,462        (4,835,377)
                                                       -----------      ------------     -----------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       9,370,148        (1,806,123)      8,692,293       (23,216,807)
  Realized gain distribution from The Trusts .....              --            16,947              --                --
                                                       -----------      ------------     -----------    --------------
 Net realized gain (loss) ........................       9,370,148        (1,789,176)      8,692,293       (23,216,807)
                                                       -----------      ------------     -----------    --------------
 Change in unrealized appreciation
  (depreciation) of investments ..................      48,376,892        (2,195,726)     39,065,655        49,959,591
                                                       -----------      ------------     -----------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      57,747,040        (3,984,902)     47,757,948        26,742,784
                                                       -----------      ------------     -----------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $58,990,617      $  1,459,081     $49,813,410    $   21,907,407
                                                       ===========      ============     ===========    ==============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                   EQ/Alliance      EQ/Alliance        EQ/Bernstein           EQ/Calvert
                                                  Quality Bond   Small Cap Growth   Diversified Value    Socially Responsible
                                                 -------------- ------------------ -------------------  ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ....................  $ 11,547,350     $         --        $ 15,765,215          $        --
 Expenses:
  Asset-based charges ..........................     4,073,282        5,048,783          15,309,183              377,153
                                                  ------------     ------------        ------------          -----------
Net Investment Income (Loss) ...................     7,474,068       (5,048,783)            456,032             (377,153)
                                                  ------------     ------------        ------------          -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........       385,390        2,910,528          11,079,739              736,591
  Realized gain distribution from The Trusts ...       796,964               --           8,113,920                   --
                                                  ------------     ------------        ------------          -----------
 Net realized gain (loss) ......................     1,182,354        2,910,528          19,193,659              736,591
                                                  ------------     ------------        ------------          -----------
 Change in unrealized appreciation
  (depreciation) of investments ................    (2,399,961)      45,577,615         108,422,137              372,522
                                                  ------------     ------------        ------------          -----------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................    (1,217,607)      48,488,143         127,615,796            1,109,113
                                                  ------------     ------------        ------------          -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................  $  6,256,461     $ 43,439,360        $128,071,828          $   731,960
                                                  ============     ============        ============          ===========


                                                      EQ/Capital           EQ/Capital                EQ/Capital
                                                   Guardian Growth   Guardian International       Guardian Research
                                                  ----------------- ------------------------     ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ....................    $   1,253,734          $ 6,941,071              $  4,138,065
 Expenses:
  Asset-based charges ..........................        3,433,994            6,115,240                 8,835,249
                                                    -------------          -----------              ------------
Net Investment Income (Loss) ...................       (2,180,260)             825,831                (4,697,184)
                                                    -------------          -----------              ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........       (9,383,756)           2,805,403                10,271,641
  Realized gain distribution from The Trusts ...               --                   --                        --
                                                    -------------          -----------              ------------
 Net realized gain (loss) ......................       (9,383,756)           2,805,403                10,271,641
                                                    -------------          -----------              ------------
 Change in unrealized appreciation
  (depreciation) of investments ................       20,593,789           51,810,215                52,195,696
                                                    -------------          -----------              ------------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................       11,210,033           54,615,618                62,467,337
                                                    -------------          -----------              ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................    $   9,029,773          $55,441,449              $ 57,770,153
                                                    =============          ===========              ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                      EQ/Capital          EQ/Emerging    EQ/Enterprise      EQ/Enterprise
                                                 Guardian U.S. Equity   Markets Equity     Equity (a)     Equity Income (a)
                                                ---------------------- ---------------- ---------------  -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................      $  3,735,594        $  1,630,677      $     --            $126,299
 Expenses:
  Asset-based charges .........................         9,979,494           3,076,835         4,456              17,104
                                                     ------------        ------------      --------            --------
Net Investment Income (Loss) ..................        (6,243,900)         (1,446,158)       (4,456)            109,195
                                                     ------------        ------------      --------            --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........         9,599,830          16,356,042         8,343               3,136
  Realized gain distribution from The Trusts ..                --                  --            --                  --
                                                     ------------        ------------      --------            --------
 Net realized gain (loss) .....................         9,599,830          16,356,042         8,343               3,136
                                                     ------------        ------------      --------            --------
 Change in unrealized appreciation
  (depreciation) of investments ...............        53,423,505          31,991,412        74,904             175,301
                                                     ------------        ------------      --------            --------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................        63,023,335          48,347,454        83,247             178,437
                                                     ------------        ------------      --------            --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................      $ 56,779,435        $ 46,901,296      $ 78,791            $287,632
                                                     ============        ============      ========            ========


                                                  EQ/Enterprise       EQ/Enterprise              EQ/Enterprise
                                                    Growth (a)    Growth and Income(a)      Small Company Growth (a)
                                                 --------------- ----------------------    -------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................      $ 1,998             $16,199                   $     --
 Expenses:
  Asset-based charges .........................        2,703               2,877                      3,165
                                                     -------             -------                   --------
Net Investment Income (Loss) ..................         (705)             13,322                     (3,165)
                                                     -------             -------                   --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........        2,240               1,907                     45,936
  Realized gain distribution from The Trusts ..           --                  --                         --
                                                     -------             -------                   --------
 Net realized gain (loss) .....................        2,240               1,907                     45,936
                                                     -------             -------                   --------
 Change in unrealized appreciation
  (depreciation) of investments ...............       43,847              49,197                     61,580
                                                     -------             -------                   --------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................       46,087              51,104                    107,516
                                                     -------             -------                   --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................      $45,382             $64,426                   $104,351
                                                     =======             =======                   ========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                      EQ/Enterprise
                                                 Small Company Value (a)  EQ/Equity 500 Index    EQ/Evergreen Omega   EQ/FI Mid Cap
                                                 -----------------------  -------------------   -------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................         $ 13,942              $ 19,878,563         $     389,653       $15,087,342
 Expenses:
  Asset-based charges .........................           17,768                18,586,569             1,565,543         8,409,308
                                                        --------              ------------         -------------       -----------
Net Investment Income (Loss) ..................           (3,826)                1,291,994            (1,175,890)        6,678,034
                                                        --------              ------------         -------------       -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........           14,223                 7,559,886             3,590,986        10,321,032
  Realized gain distribution from The Trusts ..          279,632                        --                    --        26,960,694
                                                        --------              ------------         -------------       -----------
 Net realized gain (loss) .....................          293,855                 7,559,886             3,590,986        37,281,726
                                                        --------              ------------         -------------       -----------
 Change in unrealized appreciation
  (depreciation) of investments ...............          278,469               104,623,711             5,326,163        46,346,933
                                                        --------              ------------         -------------       -----------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................          572,324               112,183,597             8,917,149        83,628,659
                                                        --------              ------------         -------------       -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................         $568,498              $113,475,591         $   7,741,259       $90,306,693
                                                        ========              ============         =============       ===========


                                                  EQ/FI Small/Mid   EQ/J.P. Morgan         EQ/Janus
                                                     Cap Value         Core Bond       Large Cap Growth
                                                 ----------------- ----------------   -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ...................     $13,953,803      $ 41,982,848       $    452,663
 Expenses:
  Asset-based charges .........................       7,423,390        14,514,826          2,511,643
                                                    -----------      ------------       ------------
Net Investment Income (Loss) ..................       6,530,413        27,468,022         (2,058,980)
                                                    -----------      ------------       ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .........       6,114,490         3,416,947         (2,177,565)
  Realized gain distribution from The Trusts ..      35,793,440         2,605,119                 --
                                                    -----------      ------------       ------------
 Net realized gain (loss) .....................      41,907,930         6,022,066         (2,177,565)
                                                    -----------      ------------       ------------
 Change in unrealized appreciation
  (depreciation) of investments ...............      37,064,059        (7,850,327)        22,307,352
                                                    -----------      ------------       ------------
Net Realized and Unrealized Gain (Loss) on
 Investments ..................................      78,971,989        (1,828,261)        20,129,787
                                                    -----------      ------------       ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ....................     $85,502,402      $ 25,639,761       $ 18,070,807
                                                    ===========      ============       ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                        EQ/JP Morgan         EQ/Lazard
                                                    Value Opportunities   Small Cap Value   EQ/Marsico Focus
                                                   --------------------- ----------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $ 6,130,731         $ 40,825,378     $           --
 Expenses:
  Asset-based charges ............................        6,739,850            9,298,827         10,777,877
                                                        -----------         ------------     --------------
Net Investment Income (Loss) .....................         (609,119)          31,526,551        (10,777,877)
                                                        -----------         ------------     --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          846,840           13,618,704         10,889,884
  Realized gain distribution from The Trusts .....               --           36,852,169                 --
                                                        -----------         ------------     --------------
 Net realized gain (loss) ........................          846,840           50,470,873         10,889,884
                                                        -----------         ------------     --------------
 Change in unrealized appreciation
  (depreciation) of investments ..................       42,080,496           19,683,165         77,330,467
                                                        -----------         ------------     --------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       42,927,336           70,154,038         88,220,351
                                                        -----------         ------------     --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $42,318,217         $101,680,589     $   77,442,474
                                                        ===========         ============     ==============


                                                        EQ/Mercury            EQ/Mercury        EQ/MFS Emerging       EQ/MFS
                                                    Basic Value Equity   International Value   Growth Companies   Investors Trust
                                                   -------------------- --------------------- ------------------ ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $13,688,811          $ 7,582,775        $           --     $  1,609,341
 Expenses:
  Asset-based charges ............................        8,160,845            6,330,115             3,699,564        4,051,330
                                                        -----------          -----------        --------------     ------------
Net Investment Income (Loss) .....................        5,527,966            1,252,660            (3,699,564)      (2,441,989)
                                                        -----------          -----------        --------------     ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        8,025,259            1,169,719           (11,266,283)      (3,548,954)
  Realized gain distribution from The Trusts .....       19,475,359                   --                    --               --
                                                        -----------          -----------        --------------     ------------
 Net realized gain (loss) ........................       27,500,618            1,169,719           (11,266,283)      (3,548,954)
                                                        -----------          -----------        --------------     ------------
 Change in unrealized appreciation
  (depreciation) of investments ..................       21,435,828           85,644,793            41,670,003       32,243,648
                                                        -----------          -----------        --------------     ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       48,936,446           86,814,512            30,403,720       28,694,694
                                                        -----------          -----------        --------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $54,464,412          $88,067,172        $   26,704,156     $ 26,252,705
                                                        ===========          ===========        ==============     ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    EQ/Money Market   EQ/Small Company Index
                                                   ----------------- ------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $  4,108,798           $ 7,184,220
 Expenses:
  Asset-based charges ............................      8,213,030             4,108,346
                                                     ------------           -----------
Net Investment Income (Loss) .....................     (4,104,232)            3,075,874
                                                     ------------           -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     (1,016,291)           17,637,927
  Realized gain distribution from The Trusts .....             --             5,139,930
                                                     ------------           -----------
 Net realized gain (loss) ........................     (1,016,291)           22,777,857
                                                     ------------           -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      1,176,803            18,752,177
                                                     ------------           -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        160,512            41,530,034
                                                     ------------           -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    ($3,943,720)          $44,605,908
                                                     ============           ===========


                                                       EQ/Wells Fargo        Laudus Rosenberg VIT
                                                    Montgomery Small Cap   Value Long/Short Equity   U.S. Real Estate -- Class II
                                                   ---------------------- ------------------------- -----------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................        $     --               $        --                 $   686,971
 Expenses:
  Asset-based charges ............................            (253)                  265,783                     628,142
                                                          --------               -----------                 -----------
Net Investment Income (Loss) .....................            (253)                 (265,783)                     58,829
                                                          --------               -----------                 -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............              --                    41,986                     322,246
  Realized gain distribution from The Trusts .....              --                        --                     505,779
                                                          --------               -----------                 -----------
 Net realized gain (loss) ........................              --                    41,986                     828,025
                                                          --------               -----------                 -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................         440,822                   473,309                  17,793,045
                                                          --------               -----------                 -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         440,822                   515,295                  18,621,070
                                                          --------               -----------                 -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................        $440,569               $   249,512                 $18,679,899
                                                          ========               ===========                 ===========

-------
(a) Commenced operations on October 25, 2004.
The accompanying notes are an integral part of these financial statements.


                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                     AXA Aggressive Allocation (b)   AXA Conservative Allocation (b)
                                                   --------------------------------- --------------------------------
                                                         2004             2003             2004            2003
                                                   ---------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $  1,250,066      $   8,582      $  1,651,837      $  34,555
 Net realized gain (loss) on investments .........       (828,923)           166           391,226          1,588
 Change in unrealized appreciation
  (depreciation) of investments ..................     17,625,861        185,179         1,340,644          6,089
                                                     ------------      ---------      ------------      ---------
 Net increase (decrease) in net assets from
  operations .....................................     18,047,004        193,927         3,383,707         42,232
                                                     ------------      ---------      ------------      ---------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    156,554,106      6,467,036        62,277,776      4,548,852
  Transfers between funds including
   guaranteed interest account, net ..............     48,184,265         17,395        27,630,660        417,888
  Transfers for contract benefits and
   terminations ..................................     (2,095,193)        (1,046)       (2,392,278)       (14,689)
  Contract maintenance charges ...................       (162,559)            --          (115,253)            --
                                                     ------------      ---------      ------------      ---------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    202,480,619      6,483,385        87,400,905      4,952,051
                                                     ------------      ---------      ------------      ---------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         47,403        105,797            77,437        104,232
                                                     ------------      ---------      ------------      ---------
Increase (Decrease) in Net Assets ................    220,575,026      6,783,109        90,862,049      5,098,515
Net Assets -- Beginning of Period ................      6,783,109             --         5,098,515             --
                                                     ------------      ---------      ------------      ---------
Net Assets -- End of Period ......................   $227,358,135      $6,783,109     $ 95,960,564      $5,098,515
                                                     ============      ==========     ============      ==========
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         83,537            626            12,117            490
 Units Redeemed ..................................        (64,506)            (1)           (3,599)            (7)
                                                     ------------      ------------   ------------      ------------
 Net Increase (Decrease) .........................         19,031            625             8,518            483
                                                     ============      ===========    ============      ===========


                                                        AXA Conservative-Plus
                                                           Allocation (b)                AXA Moderate Allocation
                                                   ------------------------------- -----------------------------------
                                                         2004            2003             2004              2003
                                                   ---------------- -------------- ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $  2,993,004     $   72,295     $   25,730,778    $   7,962,574
 Net realized gain (loss) on investments .........        231,127          6,184          8,665,208          335,685
 Change in unrealized appreciation
  (depreciation) of investments ..................      6,357,620         83,482         68,638,009       54,136,993
                                                     ------------     ----------     --------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................      9,581,751        161,961        103,033,995       62,435,252
                                                     ------------     ----------     --------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    136,560,768      8,428,207        791,453,620      327,309,596
  Transfers between funds including
   guaranteed interest account, net ..............     49,616,915         (7,167)       212,303,320      141,888,694
  Transfers for contract benefits and
   terminations ..................................     (5,401,742)       (23,535)       (49,628,748)     (13,874,768)
  Contract maintenance charges ...................       (203,264)            --         (5,870,217)      (1,166,793)
                                                     ------------     ----------     --------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    180,572,677      8,397,505        948,257,975      454,156,729
                                                     ------------     ----------     --------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         52,927        108,883             41,283           35,525
                                                     ------------     ----------     --------------    -------------
Increase (Decrease) in Net Assets ................    190,207,355      8,668,349      1,051,333,253      516,627,506
Net Assets -- Beginning of Period ................      8,668,349             --        653,911,301      137,283,795
                                                     ------------     ----------     --------------    -------------
Net Assets -- End of Period ......................   $198,875,704     $8,668,349     $1,705,244,554    $ 653,911,301
                                                     ============     ==========     ==============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         21,234            853             89,349           16,569
 Units Redeemed ..................................         (3,856)           (32)           (13,514)          (1,501)
                                                     ------------     ----------     --------------    -------------
 Net Increase (Decrease) .........................         17,378            821             75,835           15,068
                                                     ============     ==========     ==============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   AXA Moderate-Plus Allocation (b) AXA Premier VIP Aggressive Equity
                                                   -------------------------------- ---------------------------------
                                                         2004             2003            2004             2003
                                                   ---------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  11,053,032     $   110,169     $ (1,541,900)    $ (1,087,687)
 Net realized gain (loss) on investments .........        825,014           9,579       (2,390,443)      (6,159,584)
 Change in unrealized appreciation
  (depreciation) of investments ..................     56,938,813         707,041       14,973,900       30,769,957
                                                    -------------     -----------     ------------     ------------
 Net increase (decrease) in net assets from
  operations .....................................     68,816,859         826,789       11,041,557       23,522,686
                                                    -------------     -----------     ------------     ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    658,378,541      24,347,565       16,895,586       18,360,852
  Transfers between funds including
   guaranteed interest account, net ..............    216,717,689         891,591       (1,239,647)       4,020,784
  Transfers for contract benefits and
   terminations ..................................    (13,655,662)       (286,396)      (7,597,848)      (5,100,506)
  Contract maintenance charges ...................       (644,576)             --         (504,848)        (245,716)
                                                    -------------     -----------     ------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    860,795,992      24,952,760        7,553,243       17,035,414
                                                    -------------     -----------     ------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         36,119         107,143           77,677           27,140
                                                    -------------     -----------     ------------     ------------
Increase (Decrease) in Net Assets ................    929,648,970      25,886,692       18,672,477       40,585,240
Net Assets -- Beginning of Period ................     25,886,692              --      101,412,270       60,827,030
                                                    -------------     -----------     ------------     ------------
Net Assets -- End of Period ......................  $ 955,535,662     $25,886,692     $120,084,747     $101,412,270
                                                    =============     ===========     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         90,053           2,450            1,914              849
 Units Redeemed ..................................         (9,719)            (35)            (891)            (380)
                                                    -------------     -----------     ------------     ------------
 Net Increase (Decrease) .........................         80,334           2,415            1,023              469
                                                    =============     ===========     ============     ============


                                                       AXA Premier VIP Core Bond       AXA Premier VIP Health Care
                                                   --------------------------------- --------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  10,276,523    $   8,589,672     $  4,273,976    $    106,187
 Net realized gain (loss) on investments .........      4,508,125        1,418,423        9,314,662         489,937
 Change in unrealized appreciation
  (depreciation) of investments ..................     (1,219,137)      (2,615,602)       3,013,044      15,397,189
                                                    -------------    -------------     ------------    ------------
 Net increase (decrease) in net assets from
  operations .....................................     13,565,511        7,392,493       16,601,682      15,993,313
                                                    -------------    -------------     ------------    ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    118,496,240      270,391,237       49,302,807      52,732,039
  Transfers between funds including
   guaranteed interest account, net ..............     (4,892,940)      54,821,760       23,472,013      22,089,039
  Transfers for contract benefits and
   terminations ..................................    (30,256,245)     (19,811,144)      (5,638,793)     (2,066,728)
  Contract maintenance charges ...................     (3,964,770)      (1,457,974)      (1,109,717)       (224,556)
                                                    -------------    -------------     ------------    ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     79,382,285      303,943,879       66,026,310      72,529,794
                                                    -------------    -------------     ------------    ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         44,572           86,574           61,654          45,539
                                                    -------------    -------------     ------------    ------------
Increase (Decrease) in Net Assets ................     92,992,368      311,422,946       82,689,646      88,568,646
Net Assets -- Beginning of Period ................    516,199,291      204,776,345      113,833,005      25,264,359
                                                    -------------    -------------     ------------    ------------
Net Assets -- End of Period ......................  $ 609,191,659    $ 516,199,291     $196,522,651    $113,833,005
                                                    =============    =============     ============    ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         25,401           42,612           10,642           9,800
 Units Redeemed ..................................        (17,615)         (14,448)          (4,468)         (1,613)
                                                    -------------    -------------     ------------    ------------
 Net Increase (Decrease) .........................          7,786           28,164            6,174           8,187
                                                    =============    =============     ============    ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                    AXA Premier VIP International
                                                   AXA Premier VIP High Yield                  Equity
                                                --------------------------------- ---------------------------------
                                                      2004             2003             2004             2003
                                                ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $  40,487,370    $  24,725,720     $  1,744,793     $   (311,259)
 Net realized gain (loss) on investments ......     (1,768,121)      (7,573,108)       8,333,522        1,355,338
 Change in unrealized appreciation
  (depreciation) of investments ...............  $  15,403,350    $  59,507,578       19,828,901       19,882,062
                                                 -------------    -------------     ------------     ------------
 Net increase (decrease) in net assets from
  operations ..................................     54,122,599       76,660,190       29,907,216       20,926,141
                                                 -------------    -------------     ------------     ------------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......    172,015,565      258,400,960       70,339,810       48,557,182
  Transfers between funds including
   guaranteed interest account, net ...........     14,518,520      138,042,541       31,571,518       25,030,459
  Transfers for contract benefits and
   terminations ...............................    (48,837,418)     (27,444,387)      (5,876,789)      (1,737,289)
  Contract maintenance charges ................     (4,342,090)      (1,143,945)      (1,086,297)        (250,052)
                                                 -------------    -------------     ------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions .................    133,354,577      367,855,169       94,948,242       71,600,300
                                                 -------------    -------------     ------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 ....         43,506           43,802           50,272           53,139
                                                 -------------    -------------     ------------     ------------
Increase (Decrease) in Net Assets .............    187,520,682      444,559,161      124,905,730       92,579,580
Net Assets -- Beginning of Period .............    673,254,453      228,695,292      117,674,983       25,095,403
                                                 -------------    -------------     ------------     ------------
Net Assets -- End of Period ...................  $ 860,775,135    $ 673,254,453     $242,580,713     $117,674,983
                                                 =============    =============     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued .................................         23,466           21,637           15,379           14,974
 Units Redeemed ...............................        (11,122)          (6,220)          (7,012)          (6,840)
                                                 -------------    -------------     ------------     ------------
 Net Increase (Decrease) ......................         12,344           15,417            8,367            8,134
                                                 =============    =============     ============     ============


                                                 AXA Premier VIP Large Cap Core
                                                             Equity               AXA Premier VIP Large Cap Growth
                                                --------------------------------- ---------------------------------
                                                      2004             2003             2004             2003
                                                ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $  1,232,583     $   (751,765)    $ (3,340,586)    $ (1,617,545)
 Net realized gain (loss) on investments ......      5,994,986         (381,630)       5,507,044         (240,941)
 Change in unrealized appreciation
  (depreciation) of investments ...............      2,665,684       16,593,880       11,109,829       30,535,004
                                                  ------------     ------------     ------------     ------------
 Net increase (decrease) in net assets from
  operations ..................................      9,893,253       15,460,485       13,276,287       28,676,518
                                                  ------------     ------------     ------------     ------------
Contractowners Transactions:
 Contributions and Transfers: .................
  Payments received from contractowners .......     23,311,992       42,401,814       60,720,555       81,013,224
  Transfers between funds including
   guaranteed interest account, net ...........      5,667,087       18,516,595       14,965,209       43,176,732
  Transfers for contract benefits and
   terminations ...............................     (4,581,575)      (2,171,301)      (9,238,200)      (4,561,757)
  Contract maintenance charges ................       (856,159)        (251,955)      (1,640,288)        (483,706)
                                                  ------------     ------------     ------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions .................     23,541,345       58,495,153       64,807,276      119,144,493
                                                  ------------     ------------     ------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 ....         82,345           66,907           55,663           51,670
                                                  ------------     ------------     ------------     ------------
Increase (Decrease) in Net Assets .............     33,516,943       74,022,545       78,139,226      147,872,681
Net Assets -- Beginning of Period .............    102,252,414       28,229,869      197,135,492       49,262,811
                                                  ------------     ------------     ------------     ------------
Net Assets -- End of Period ...................   $135,769,357     $102,252,414     $275,274,718     $197,135,492
                                                  ============     ============     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued .................................          4,561            8,370           13,069           17,780
 Units Redeemed ...............................         (2,038)          (1,492)          (6,525)          (2,542)
                                                  ------------     ------------     ------------     ------------
 Net Increase (Decrease) ......................          2,253            6,878            6,544           15,238
                                                  ============     ============     ============     ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   AXA Premier VIP Small/Mid Cap
                                                AXA Premier VIP Large Cap Value               Growth
                                               --------------------------------- ---------------------------------
                                                     2004             2003             2004             2003
                                               ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $  14,453,501     $  1,787,186    $     420,844     $    673,867
 Net realized gain (loss) on investments .....      9,160,474         (692,054)       9,801,839         (237,398)
 Change in unrealized appreciation
  (depreciation) of investments ..............     12,104,794       33,896,291       20,914,849       45,055,182
                                                -------------     ------------    -------------     ------------
 Net increase (decrease) in net assets from
  operations .................................     35,718,769       34,991,423       31,137,532       45,491,651
                                                -------------     ------------    -------------     ------------
Contractowners Transactions:
 Contributions and Transfers: ................
  Payments received from contractowners ......     73,070,891       80,654,504       74,577,288      100,358,681
  Transfers between funds including
   guaranteed interest account, net ..........     39,223,367       40,672,785        7,547,504       55,224,071
  Transfers for contract benefits and
   terminations ..............................    (11,056,605)      (3,962,869)     (11,462,810)      (5,394,208)
  Contract maintenance charges ...............     (1,836,940)        (493,715)      (2,032,153)        (545,306)
                                                -------------     ------------    -------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ................     99,400,713      116,870,705       68,629,829      149,643,238
                                                -------------     ------------    -------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49....         55,880           45,640           48,432           55,036
                                                -------------     ------------    -------------     ------------
Increase (Decrease) in Net Assets ............    135,175,362      151,907,768       99,815,793      195,189,925
Net Assets -- Beginning of Period ............    207,077,260       55,169,492      246,795,941       51,606,016
                                                -------------     ------------    -------------     ------------
Net Assets -- End of Period ..................  $ 342,252,622     $207,077,260    $ 346,611,734     $246,795,941
                                                =============     ============    =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ................................         15,309           15,207           15,616           24,245
 Units Redeemed ..............................         (6,306)          (1,942)          (8,812)          (3,889)
                                                -------------     ------------    -------------     ------------
 Net Increase (Decrease) .....................          9,003           13,265            6,804           20,356
                                                =============     ============    =============     ============


                                                 AXA Premier VIP Small/Mid Cap
                                                             Value                AXA Premier VIP Technology (c)
                                               --------------------------------- --------------------------------
                                                     2004             2003             2004             2003
                                               ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $   7,698,635     $ (1,139,246)    $   (806,120)    $ 1,138,527
 Net realized gain (loss) on investments .....     15,646,851          (31,765)       2,886,465       1,810,194
 Change in unrealized appreciation
  (depreciation) of investments ..............     16,091,755       44,495,404       13,689,601       9,350,905
                                                -------------     ------------     ------------     -----------
 Net increase (decrease) in net assets from
  operations .................................     39,437,241       43,324,393       15,769,946      12,299,626
                                                -------------     ------------     ------------     -----------
Contractowners Transactions:
 Contributions and Transfers: ................
  Payments received from contractowners ......     79,666,269       90,244,709       35,885,538      27,193,006
  Transfers between funds including
   guaranteed interest account, net ..........     29,551,735       41,875,316      117,668,968      15,628,585
  Transfers for contract benefits and
   terminations ..............................    (12,021,413)      (4,753,240)      (6,905,286)       (911,573)
  Contract maintenance charges ...............     (1,953,510)        (472,272)        (969,510)       (115,867)
                                                -------------     ------------     ------------     -----------
 Net increase (decrease) in net assets from
  contractowners transactions ................     95,243,081      126,894,513      145,679,710      41,794,151
                                                -------------     ------------     ------------     -----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49....         36,399           47,417           59,021          60,382
                                                -------------     ------------     ------------     -----------
Increase (Decrease) in Net Assets ............    134,716,721      170,266,323      161,508,677      54,154,159
Net Assets -- Beginning of Period ............    218,475,605       48,209,282       67,252,264      13,098,105
                                                -------------     ------------     ------------     -----------
Net Assets -- End of Period ..................  $ 353,192,326     $218,475,605     $228,760,941     $67,252,264
                                                =============     ============     ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ................................         15,835           17,412           26,000           8,989
 Units Redeemed ..............................         (7,157)          (2,605)          (9,085)         (3,703)
                                                -------------     ------------     ------------     -----------
 Net Increase (Decrease) .....................          8,678           14,807           16,915           5,286
                                                =============     ============     ============     ===========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/Alliance Common Stock         EQ/Alliance Growth and Income
                                                   ----------------------------------- ---------------------------------
                                                          2004              2003             2004             2003
                                                   ------------------ ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $   (3,685,463)   $    (597,284)   $   1,243,577     $    596,784
 Net realized gain (loss) on investments .........      (19,524,741)     (48,027,100)       9,370,148       (1,634,832)
 Change in unrealized appreciation
  (depreciation) of investments ..................      148,727,751      289,268,698       48,376,892       69,597,093
                                                     --------------    -------------    -------------     ------------
 Net increase (decrease) in net assets from
  operations .....................................      125,517,547      240,644,314       58,990,617       68,559,045
                                                     --------------    -------------    -------------     ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........      237,901,843      175,143,336      151,355,992      182,212,911
  Transfers between funds including
   guaranteed interest account, net ..............       25,868,760       48,082,355       40,509,334       82,777,186
  Transfers for contract benefits and
   terminations ..................................      (64,874,200)     (36,984,535)     (23,625,716)      (9,083,814)
  Contract maintenance charges ...................       (4,720,010)      (1,946,091)      (3,597,930)        (933,537)
                                                     --------------    -------------    -------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................      194,176,393      184,295,065      164,641,680      254,972,746
                                                     --------------    -------------    -------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49........           76,120           48,998           49,351           39,913
                                                     --------------    -------------    -------------     ------------
Increase (Decrease) in Net Assets ................      319,770,060      424,988,377      223,681,648      323,571,704
Net Assets -- Beginning of Period ................      878,109,131      453,120,754      427,836,117      104,264,413
                                                     --------------    -------------    -------------     ------------
Net Assets -- End of Period ......................   $1,197,879,191    $ 878,109,131    $ 651,517,765     $427,836,117
                                                     ==============    =============    =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................           21,150            2,761           18,100           14,463
 Units Redeemed ..................................           (3,430)            (662)          (5,612)          (2,463)
                                                     --------------    -------------    -------------     ------------
 Net Increase (Decrease) .........................           17,720            2,099           12,488           12,000
                                                     ==============    =============    =============     ============


                                                       EQ/Alliance Intermediate
                                                         Government Securities        EQ/Alliance International (a)
                                                   --------------------------------- --------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $   5,443,983    $   8,598,475    $   2,055,462    $  1,293,534
 Net realized gain (loss) on investments .........     (1,789,176)        (679,994)       8,692,293       7,472,860
 Change in unrealized appreciation
  (depreciation) of investments ..................     (2,195,726)      (6,139,392)      39,065,655      38,418,067
                                                    -------------    -------------    -------------    ------------
 Net increase (decrease) in net assets from
  operations .....................................      1,459,081        1,779,089       49,813,410      47,184,461
                                                    -------------    -------------    -------------    ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     55,889,036      148,583,950       84,893,424      62,435,264
  Transfers between funds including
   guaranteed interest account, net ..............    (19,283,175)      20,952,666       18,639,349     101,034,718
  Transfers for contract benefits and
   terminations ..................................    (24,038,279)     (25,759,248)     (13,441,034)     (6,141,321)
  Contract maintenance charges ...................     (1,952,085)        (884,569)      (1,657,314)       (481,757)
                                                    -------------    -------------    -------------    ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     10,615,497      142,892,799       88,434,425     156,846,904
                                                    -------------    -------------    -------------    ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49........         47,559           49,733           51,608          25,376
                                                    -------------    -------------    -------------    ------------
Increase (Decrease) in Net Assets ................     12,122,137      144,721,621      138,299,443     204,056,741
Net Assets -- Beginning of Period ................    328,236,418      183,514,797      233,194,562      29,137,821
                                                    -------------    -------------    -------------    ------------
Net Assets -- End of Period ......................  $ 340,358,555    $ 328,236,418    $ 371,494,005    $233,194,562
                                                    =============    =============    =============    ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         10,961           19,572           17,212          48,871
 Units Redeemed ..................................         (8,648)         (11,646)          (9,590)        (31,755)
                                                    -------------    -------------    -------------    ------------
 Net Increase (Decrease) .........................          2,313            7,926            7,622          17,116
                                                    =============    =============    =============    ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/Alliance Premier Growth         EQ/Alliance Quality Bond
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  (4,835,377)   $  (4,101,000)   $   7,474,068    $   3,378,979
 Net realized gain (loss) on investments .........    (23,216,807)     (34,752,480)       1,182,354        1,207,522
 Change in unrealized appreciation
  (depreciation) of investments ..................     49,959,591       93,606,976       (2,399,961)      (1,284,049)
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     21,907,407       54,753,496        6,256,461        3,302,452
                                                    -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     32,658,973       59,559,210       67,007,398      138,174,936
  Transfers between funds including
   guaranteed interest account, net ..............    (12,036,103)      (1,589,373)      (1,567,202)      38,499,682
  Transfers for contract benefits and
   terminations ..................................    (18,798,982)     (16,915,100)     (17,731,063)     (11,010,410)
  Contract maintenance charges ...................     (1,359,958)        (736,254)      (1,964,345)        (605,600)
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................        463,930       40,318,483       45,744,788      165,058,608
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         60,658           30,574           60,303           42,140
                                                    -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ................     22,431,995       95,102,553       52,061,552      168,403,200
Net Assets -- Beginning of Period ................    328,133,534      233,030,981      258,111,020       89,707,820
                                                    -------------    -------------    -------------    -------------
Net Assets -- End of Period ......................  $ 350,565,529    $ 328,133,534    $ 310,172,572    $ 258,111,020
                                                    =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          9,621           19,558           10,638           15,222
 Units Redeemed ..................................        (11,311)         (12,045)          (6,005)          (4,320)
                                                    -------------    -------------    -------------    -------------
 Net Increase (Decrease) .........................         (1,690)           7,513            4,633           10,902
                                                    =============    =============    =============    =============


                                                     EQ/Alliance Small Cap Growth      EQ/Bernstein Diversified Value
                                                   --------------------------------- ----------------------------------
                                                         2004             2003              2004              2003
                                                   ---------------- ---------------- ------------------ ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  (5,048,783)   $  (3,389,052)    $      456,032    $   1,606,295
 Net realized gain (loss) on investments .........      2,910,528       (4,773,748)        19,193,659       (1,296,532)
 Change in unrealized appreciation
  (depreciation) of investments ..................     45,577,615       89,563,205        108,422,137      161,693,823
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     43,439,360       81,400,405        128,071,828      162,003,586
                                                    -------------    -------------     --------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     60,077,310       79,803,131        238,618,340      296,265,597
  Transfers between funds including
   guaranteed interest account, net ..............    (15,426,982)      24,528,284         64,694,988      106,366,797
  Transfers for contract benefits and
   terminations ..................................    (19,285,304)     (11,908,755)       (54,310,692)     (28,132,698)
  Contract maintenance charges ...................     (1,842,288)        (751,079)        (6,294,410)      (2,036,155)
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     23,522,736       91,671,581        242,708,226      372,463,541
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         57,326           41,093             34,389           43,996
                                                    -------------    -------------     --------------    -------------
Increase (Decrease) in Net Assets ................     67,019,422      173,113,079        370,814,443      534,511,123
Net Assets -- Beginning of Period ................    334,210,855      161,097,776        907,922,995      373,411,872
                                                    -------------    -------------     --------------    -------------
Net Assets -- End of Period ......................  $ 401,230,277    $ 334,210,855     $1,278,737,438    $ 907,922,995
                                                    =============    =============     ==============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         10,387           39,271             35,171           42,136
 Units Redeemed ..................................         (7,811)         (31,106)           (14,333)          (8,159)
                                                    -------------    -------------     --------------    -------------
 Net Increase (Decrease) .........................          2,576            8,165             20,838           33,977
                                                    =============    =============     ==============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/Calvert Socially Responsible    EQ/Capital Guardian Growth
                                                   ------------------------------- ---------------------------------
                                                         2004            2003            2004             2003
                                                   --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $  (377,153)    $  (164,879)   $  (2,180,260)   $  (2,899,990)
 Net realized gain (loss) on investments .........       736,591          19,245       (9,383,756)     (20,913,527)
 Change in unrealized appreciation
  (depreciation) of investments ..................       372,522       3,166,642       20,593,789       69,278,542
                                                     -----------     -----------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................       731,960       3,021,008        9,029,773       45,465,025
                                                     -----------     -----------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     8,948,670      11,341,756       12,980,134       36,307,515
  Transfers between funds including
   guaranteed interest account, net ..............     1,154,923       3,598,504      (14,084,594)      (6,323,694)
  Transfers for contract benefits and
   terminations ..................................      (878,555)       (566,919)     (16,817,334)     (14,644,139)
  Contract maintenance charges ...................      (170,210)        (32,156)      (1,104,693)        (799,156)
                                                     -----------     -----------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     9,054,828      14,341,185      (19,026,487)      14,540,526
                                                     -----------     -----------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......        94,425          65,543           75,090           39,129
                                                     -----------     -----------    -------------    -------------
Increase (Decrease) in Net Assets ................     9,881,213      17,427,736       (9,921,624)      60,044,680
Net Assets -- Beginning of Period ................    22,034,408       4,606,672      255,042,767      194,998,087
                                                     -----------     -----------    -------------    -------------
Net Assets -- End of Period ......................   $31,915,621     $22,034,408    $ 245,121,143    $ 255,042,767
                                                     ===========     ===========    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         1,722           2,457            3,322            7,046
 Units Redeemed ..................................          (822)           (432)          (4,956)          (5,580)
                                                     -----------     -----------    -------------    -------------
 Net Increase (Decrease) .........................           900           2,025           (1,634)           1,466
                                                     ===========     ===========    =============    =============


                                                   EQ/Capital Guardian International   EQ/Capital Guardian Research
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $     825,831    $     185,804    $  (4,697,184)   $  (4,090,272)
 Net realized gain (loss) on investments .........      2,805,403          726,008       10,271,641       (5,274,563)
 Change in unrealized appreciation
  (depreciation) of investments ..................     51,810,215       62,294,993       52,195,696      123,305,047
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     55,441,449       63,206,805       57,770,153      113,940,212
                                                    -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    138,317,878      103,612,293      104,101,186      115,443,470
  Transfers between funds including
   guaranteed interest account, net ..............     46,488,671       53,327,805        8,096,122       33,336,578
  Transfers for contract benefits and
   terminations ..................................    (17,849,918)     (10,566,998)     (35,170,191)     (22,822,408)
  Contract maintenance charges ...................     (2,283,362)        (570,198)      (2,955,742)      (1,341,709)
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    164,673,269      145,802,902       74,071,375      124,615,931
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         55,864           30,731           58,784            7,434
                                                    -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ................    220,170,582      209,040,438      131,900,312      238,563,577
Net Assets -- Beginning of Period ................    324,214,080      115,173,642      562,889,000      324,325,423
                                                    -------------    -------------    -------------    -------------
Net Assets -- End of Period ......................  $ 544,384,662    $ 324,214,080    $ 694,789,312    $ 562,889,000
                                                    =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         26,042           37,305           16,908           21,389
 Units Redeemed ..................................        (10,702)         (19,123)         (10,173)          (7,585)
                                                    -------------    -------------    -------------    -------------
 Net Increase (Decrease) .........................         15,340           18,182            6,735           13,804
                                                    =============    =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/Capital                        EQ/Emerging
                                                         Guardian U.S. Equity                 Markets Equity
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  (6,243,900)   $  (3,691,773)    $ (1,446,158)    $   (332,111)
 Net realized gain (loss) on investments .........      9,599,830       (3,171,987)      16,356,042         (441,399)
 Change in unrealized appreciation
  (depreciation) of investments ..................     53,423,505      116,863,155       31,991,412       43,470,993
                                                    -------------    -------------     ------------     ------------
 Net increase (decrease) in net assets from
  operations .....................................     56,779,435      109,999,395       46,901,296       42,697,483
                                                    -------------    -------------     ------------     ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    183,183,498      204,829,544       69,533,375       37,927,558
  Transfers between funds including
   guaranteed interest account, net ..............     40,689,780       94,094,623       26,633,625       29,826,443
  Transfers for contract benefits and
   terminations ..................................    (33,757,471)     (14,049,723)      (9,754,773)      (4,579,071)
  Contract maintenance charges ...................     (4,119,222)      (1,044,692)      (1,063,322)        (290,752)
                                                    -------------    -------------     ------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    185,996,585      283,829,752       85,348,905       62,884,178
                                                    -------------    -------------     ------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         53,624           34,690           39,848           23,338
                                                    -------------    -------------     ------------     ------------
Increase (Decrease) in Net Assets ................    242,829,644      393,863,837      132,290,049      105,604,999
Net Assets -- Beginning of Period ................    583,374,297      189,510,460      164,200,906       58,595,907
                                                    -------------    -------------     ------------     ------------
Net Assets -- End of Period ......................  $ 826,203,941    $ 583,374,297     $296,490,955     $164,200,906
                                                    =============    =============     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         29,318           37,349           24,627           20,842
 Units Redeemed ..................................        (12,140)          (5,404)         (17,093)         (12,421)
                                                    -------------    -------------     ------------     ------------
 Net Increase (Decrease) .........................         17,178           31,945            7,534            8,421
                                                    =============    =============     ============     ============


                                                    EQ/Enterprise     EQ/Enterprise     EQ/Enterprise       EQ/Enterprise
                                                      Equity (d)    Equity Income (d)     Growth (d)    Growth and Income (d)
                                                   --------------- ------------------- --------------- ----------------------
                                                         2004              2004              2004               2004
                                                   --------------- ------------------- --------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $   (4,456)       $   109,195       $     (705)         $   13,322
 Net realized gain (loss) on investments .........        8,343              3,136            2,240               1,907
 Change in unrealized appreciation
  (depreciation) of investments ..................       74,904            175,301           43,847              49,197
                                                     ----------        -----------       ----------          ----------
 Net increase (decrease) in net assets from
  operations .....................................       78,791            287,632           45,382              64,426
                                                     ----------        -----------       ----------          ----------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    2,146,039          3,233,630        1,057,585           1,015,141
  Transfers between funds including
   guaranteed interest account, net ..............    2,234,849         13,425,408          893,794           1,227,736
  Transfers for contract benefits and
   terminations ..................................       (8,772)           (47,012)            (220)             (1,581)
  Contract maintenance charges ...................       (2,493)            (3,100)          (1,159)               (216)
                                                     ----------        -----------       ----------          ----------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    4,369,623         16,608,927        1,949,999           2,241,080
                                                     ----------        -----------       ----------          ----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......        4,312            112,508          102,702               2,879
                                                     ----------        -----------       ----------          ----------
Increase (Decrease) in Net Assets ................    4,452,726         17,009,066        2,098,084           2,308,385
Net Assets -- Beginning of Period ................           --                 --               --                  --
                                                     ----------        -----------       ----------          ----------
Net Assets -- End of Period ......................   $4,452,726        $17,009,066       $2,098,084          $2,308,385
                                                     ==========        ===========       ==========          ==========
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          302              3,157              470                 489
 Units Redeemed ..................................          (37)              (153)             (19)                (40)
                                                     ----------        -----------       ----------          ----------
 Net Increase (Decrease) .........................          265              3,004              451                 449
                                                     ==========        ===========       ==========          ==========

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    EQ/Enterprise   EQ/Enterprise
                                                    Small Company   Small Company
                                                      Growth (d)      Value (d)             EQ/Equity 500 Index
                                                   --------------- --------------- -------------------------------------
                                                         2004            2004             2004               2003
                                                   --------------- --------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $   (3,165)     $    (3,826)    $    1,291,994     $      610,806
 Net realized gain (loss) on investments .........       45,936          293,855          7,559,886        (16,045,906)
 Change in unrealized appreciation
  (depreciation) of investments ..................       61,580          278,469        104,623,711        220,736,897
                                                     ----------      -----------     --------------     --------------
 Net increase (decrease) in net assets from
  operations .....................................      104,351          568,498        113,475,591        205,301,797
                                                     ----------      -----------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    1,046,319        4,802,357        249,642,346        345,658,049
  Transfers between funds including
   guaranteed interest account, net ..............    1,789,945       12,553,512         19,315,161         98,028,779
  Transfers for contract benefits and
   terminations ..................................         (980)         (39,354)       (70,651,199)       (41,942,572)
  Contract maintenance charges ...................         (799)          (3,123)        (7,100,588)        (2,616,271)
                                                     ----------      -----------     --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    2,834,485       17,313,392        191,205,720        399,127,985
                                                     ----------      -----------     --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......        3,043           12,971             35,471             31,240
                                                     ----------      -----------     --------------     --------------
Increase (Decrease) in Net Assets ................    2,941,879       17,894,861        304,716,782        604,461,022
Net Assets -- Beginning of Period ................           --               --      1,166,576,988        562,115,966
                                                     ----------      -----------     --------------     --------------
Net Assets -- End of Period ......................   $2,941,879      $17,894,861     $1,471,293,770     $1,166,576,988
                                                     ==========      ===========     ==============     ==============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          477              842             31,072             29,226
 Units Redeemed ..................................          (89)             (45)           (13,748)            (9,045)
                                                     ----------      -----------     --------------     --------------
 Net Increase (Decrease) .........................          388              797             17,324             20,181
                                                     ==========      ===========     ==============     ==============


                                                          EQ/Evergreen Omega                  EQ/FI Mid Cap
                                                   -------------------------------- ---------------------------------
                                                         2004             2003            2004             2003
                                                   ---------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................   $ (1,175,890)   $   (509,282)   $   6,678,034    $  (3,816,135)
 Net realized gain (loss) on investments .........      3,590,986        (143,849)      37,281,726       (1,863,134)
 Change in unrealized appreciation
  (depreciation) of investments ..................      5,326,163      12,192,305       46,346,933      110,251,128
                                                     ------------    ------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................      7,741,259      11,539,174       90,306,693      104,571,859
                                                     ------------    ------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     50,260,568      33,289,881      161,942,654      184,194,346
  Transfers between funds including
   guaranteed interest account, net ..............     11,867,844      22,079,383       33,945,189       76,648,420
  Transfers for contract benefits and
   terminations ..................................     (4,791,530)     (1,357,968)     (24,646,753)     (10,612,699)
  Contract maintenance charges ...................       (670,057)       (124,516)      (3,658,146)        (833,547)
                                                     ------------    ------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     56,666,825      53,886,780      167,582,944      249,396,520
                                                     ------------    ------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         41,462          50,041           40,937           40,741
                                                     ------------    ------------    -------------    -------------
Increase (Decrease) in Net Assets ................     64,449,546      65,475,995      257,930,574      354,009,120
Net Assets -- Beginning of Period ................     79,164,922      13,688,927      483,405,790      129,396,670
                                                     ------------    ------------    -------------    -------------
Net Assets -- End of Period ......................   $143,614,468    $ 79,164,922    $ 741,336,364    $ 483,405,790
                                                     ============    ============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          9,740           8,602           27,029           36,589
 Units Redeemed ..................................         (3,939)         (1,042)         (11,973)          (5,866)
                                                     ------------    ------------    -------------    -------------
 Net Increase (Decrease) .........................          5,801           7,560           15,056           30,723
                                                     ============    ============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       EQ/FI Small/Mid Cap Value          EQ/J.P. Morgan Core Bond
                                                   --------------------------------- -----------------------------------
                                                         2004             2003              2004              2003
                                                   ---------------- ---------------- ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $   6,530,413    $  (2,705,424)    $   27,468,022    $  19,574,227
 Net realized gain (loss) on investments .........     41,907,930       (1,600,306)         6,022,066        6,836,665
 Change in unrealized appreciation
  (depreciation) of investments ..................     37,064,059       95,424,357         (7,850,327)     (12,608,630)
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     85,502,402       91,118,627         25,639,761       13,802,262
                                                    -------------    -------------     --------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    122,517,718      141,711,337        171,439,660      324,982,541
  Transfers between funds including
   guaranteed interest account, net ..............     27,676,075       48,566,357        (21,011,758)      13,098,656
  Transfers for contract benefits and
   terminations ..................................    (25,152,089)     (12,658,043)       (70,175,152)     (63,323,380)
  Contract maintenance charges ...................     (3,249,526)      (1,089,532)        (5,070,136)      (2,263,132)
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    121,792,178      176,530,119         75,182,614      272,494,685
                                                    -------------    -------------     --------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         50,159           43,753             42,215           53,435
                                                    -------------    -------------     --------------    -------------
Increase (Decrease) in Net Assets ................    207,344,739      267,692,499        100,864,590      286,350,382
Net Assets -- Beginning of Period ................    441,655,996      173,963,497        963,640,244      677,289,862
                                                    -------------    -------------     --------------    -------------
Net Assets -- End of Period ......................  $ 649,000,735    $ 441,655,996     $1,064,504,834    $ 963,640,244
                                                    =============    =============     ==============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         19,456           22,526             30,368           44,362
 Units Redeemed ..................................         (9,069)          (5,221)           (21,703)         (23,815)
                                                    -------------    -------------     --------------    -------------
 Net Increase (Decrease) .........................         10,387           17,305              8,665           20,547
                                                    =============    =============     ==============    =============


                                                       EQ/Janus Large Cap Growth     EQ/JP Morgan Value Opportunities
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  (2,058,980)    $ (1,740,020)   $    (609,119)   $      (9,354)
 Net realized gain (loss) on investments .........     (2,177,565)      (7,048,500)         846,840      (11,899,008)
 Change in unrealized appreciation
  (depreciation) of investments ..................     22,307,352       35,099,859       42,080,496      105,393,333
                                                    -------------     ------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     18,070,807       26,311,339       42,318,217       93,484,971
                                                    -------------     ------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     30,347,677       45,309,515       27,947,101       64,167,189
  Transfers between funds including
   guaranteed interest account, net ..............        656,687        7,085,103       (3,513,613)      (9,847,338)
  Transfers for contract benefits and
   terminations ..................................    (10,026,646)      (6,244,518)     (37,326,732)     (26,172,237)
  Contract maintenance charges ...................       (950,415)        (359,825)      (1,991,717)      (1,242,963)
                                                    -------------     ------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     20,027,303       45,790,275      (14,884,961)      26,904,651
                                                    -------------     ------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         48,834           25,884           56,866           42,964
                                                    -------------     ------------    -------------    -------------
Increase (Decrease) in Net Assets ................     38,146,944       72,127,498       27,490,122      120,432,586
Net Assets -- Beginning of Period ................    156,736,700       84,609,202      472,150,956      351,718,370
                                                    -------------     ------------    -------------    -------------
Net Assets -- End of Period ......................  $ 194,883,644     $156,736,700    $ 499,641,078    $ 472,150,956
                                                    =============     ============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          7,912           15,381            6,040           10,810
 Units Redeemed ..................................         (6,278)          (6,009)          (7,143)          (8,115)
                                                    -------------     ------------    -------------    -------------
 Net Increase (Decrease) .........................          1,634            9,372           (1,103)           2,695
                                                    =============     ============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       EQ/Lazard Small Cap Value              EQ/Marsico Focus
                                                   --------------------------------- ----------------------------------
                                                         2004             2003              2004             2003
                                                   ---------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  31,526,551    $  (1,204,923)    $ (10,777,877)   $  (4,967,673)
 Net realized gain (loss) on investments .........     50,470,873        2,538,989        10,889,884           10,404
 Change in unrealized appreciation
  (depreciation) of investments ..................     19,683,165      119,510,601        77,330,467       95,220,685
                                                    -------------    -------------     -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................    101,680,589      120,844,667        77,442,474       90,263,416
                                                    -------------    -------------     -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    161,666,555      164,051,714       217,917,411      309,566,912
  Transfers between funds including
   guaranteed interest account, net ..............     33,478,508       49,402,438        25,088,217      143,130,631
  Transfers for contract benefits and
   terminations ..................................    (31,083,398)     (17,130,018)      (30,056,608)     (12,742,847)
  Contract maintenance charges ...................     (3,697,279)      (1,236,421)       (5,313,326)      (1,222,513)
                                                    -------------    -------------     -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    160,364,386      195,087,713       207,635,694      438,732,183
                                                    -------------    -------------     -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         51,197           55,746            32,507           26,058
                                                    -------------    -------------     -------------    -------------
Increase (Decrease) in Net Assets ................    262,096,172      315,988,126       285,110,675      529,021,657
Net Assets -- Beginning of Period ................    550,185,170      234,197,044       646,040,887      117,019,230
                                                    -------------    -------------     -------------    -------------
Net Assets -- End of Period ......................  $ 812,281,342    $ 550,185,170     $ 931,151,562    $ 646,040,887
                                                    =============    =============     =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         23,682           22,826            32,471           43,185
 Units Redeemed ..................................        (10,177)          (6,429)          (13,406)          (4,242)
                                                    -------------    -------------     -------------    -------------
 Net Increase (Decrease) .........................         13,505           16,397            19,065           38,943
                                                    =============    =============     =============    =============


                                                     EQ/Mercury Basic Value Equity    EQ/Mercury International Value
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $   5,527,966    $  (2,197,718)   $   1,252,660    $   3,500,815
 Net realized gain (loss) on investments .........     27,500,618         (976,301)       1,169,719      (10,579,192)
 Change in unrealized appreciation
  (depreciation) of investments ..................     21,435,828       93,359,178       85,644,793       93,663,942
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     54,464,412       90,185,159       88,067,172       86,585,565
                                                    -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........    159,516,216      145,830,527       66,967,243       92,221,483
  Transfers between funds including
   guaranteed interest account, net ..............     50,618,863       62,178,557       21,112,702       (2,157,452)
  Transfers for contract benefits and
   terminations ..................................    (26,561,862)     (13,629,472)     (32,650,729)     (18,189,312)
  Contract maintenance charges ...................     (3,406,789)      (1,054,846)      (2,218,766)      (1,097,049)
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................    180,166,428      193,324,766       53,210,450       70,777,670
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         40,764           44,426           71,657           39,757
                                                    -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ................    234,671,604      283,554,351      141,349,279      157,402,992
Net Assets -- Beginning of Period ................    466,887,123      183,332,772      416,239,158      258,836,166
                                                    -------------    -------------    -------------    -------------
Net Assets -- End of Period ......................  $ 701,558,727    $ 466,887,123    $ 557,588,437    $ 416,239,158
                                                    =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................         21,295           16,221           12,913           26,693
 Units Redeemed ..................................         (6,642)          (3,335)          (8,408)         (20,291)
                                                    -------------    -------------    -------------    -------------
 Net Increase (Decrease) .........................         14,653           12,886            4,505            6,402
                                                    =============    =============    =============    =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/MFS Emerging Growth Companies       EQ/MFS Investors Trust
                                                   --------------------------------- ---------------------------------
                                                         2004             2003             2004             2003
                                                   ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $  (3,699,564)   $  (3,151,704)   $  (2,441,989)   $  (1,641,316)
 Net realized gain (loss) on investments .........    (11,266,283)     (22,176,729)      (3,548,954)      (7,187,750)
 Change in unrealized appreciation
  (depreciation) of investments ..................     41,670,003       77,639,425       32,243,648       49,526,331
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations .....................................     26,704,156       52,310,992       26,252,705       40,697,265
                                                    -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     22,699,771       29,079,191       28,305,231       49,574,151
  Transfers between funds including
   guaranteed interest account, net ..............    (11,788,505)      (3,233,324)      (7,241,165)      21,168,142
  Transfers for contract benefits and
   terminations ..................................    (16,238,505)     (14,311,383)     (17,571,504)     (12,973,774)
  Contract maintenance charges ...................       (974,756)        (655,279)      (1,208,799)        (514,480)
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     (6,301,995)      10,879,205        2,283,763       57,254,039
                                                    -------------    -------------    -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......         60,283           37,307           37,052           34,055
                                                    -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ................     20,462,444       63,227,504       28,573,520       97,985,359
Net Assets -- Beginning of Period ................    252,331,531      189,104,027      267,079,823      169,094,464
                                                    -------------    -------------    -------------    -------------
Net Assets -- End of Period ......................  $ 272,793,975    $ 252,331,531    $ 295,653,343    $ 267,079,823
                                                    =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          4,504            7,859            6,276           12,458
 Units Redeemed ..................................         (4,858)          (6,907)          (6,580)          (4,706)
                                                    -------------    -------------    -------------    -------------
 Net Increase (Decrease) .........................           (354)             952             (304)           7,752
                                                    =============    =============    =============    =============


                                                             EQ/Money Market                EQ/Small Company Index
                                                   ----------------------------------- ---------------------------------
                                                          2004              2003             2004             2003
                                                   ----------------- ----------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................  $    (4,104,232)  $    (6,345,741)  $   3,075,874     $ (1,442,046)
 Net realized gain (loss) on investments .........       (1,016,291)       (4,616,816)     22,777,857         (568,509)
 Change in unrealized appreciation
  (depreciation) of investments ..................        1,176,803         4,701,099      18,752,177       54,420,650
                                                    ---------------   ---------------   -------------     ------------
 Net increase (decrease) in net assets from
  operations .....................................       (3,943,720)       (6,261,458)     44,605,908       52,410,095
                                                    ---------------   ---------------   -------------     ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........      326,363,306       501,932,442      73,075,568       77,910,036
  Transfers between funds including
   guaranteed interest account, net ..............     (303,851,718)     (485,896,258)      1,686,586       44,078,993
  Transfers for contract benefits and
   terminations ..................................     (130,065,474)     (172,298,848)    (13,499,828)      (5,785,341)
  Contract maintenance charges ...................       (1,959,180)       (1,373,126)     (1,726,493)        (478,317)
                                                    ---------------   ---------------   -------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     (109,513,066)     (157,635,790)     59,535,833      115,725,371
                                                    ---------------   ---------------   -------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......           45,033            50,937          54,780           34,116
                                                    ---------------   ---------------   -------------     ------------
Increase (Decrease) in Net Assets ................     (113,411,753)     (163,846,311)    104,196,521      168,169,582
Net Assets -- Beginning of Period ................      587,939,845       751,786,156     240,254,902       72,085,320
                                                    ---------------   ---------------   -------------     ------------
Net Assets -- End of Period ......................  $   474,528,092   $   587,939,845   $ 344,451,423     $240,254,902
                                                    ===============   ===============   =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................           64,429            68,003          14,932           13,765
 Units Redeemed ..................................          (64,225)          (72,741)         (9,659)          (2,633)
                                                    ---------------   ---------------   -------------     ------------
 Net Increase (Decrease) .........................              204            (4,738)          5,273           11,132
                                                    ===============   ===============   =============     ============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Wells Fargo Montgomery    Laudus Rosenberg VIT Value
                                                           Small Cap (d)             Long/Short Equity (b)
                                                   ----------------------------- -----------------------------
                                                        2004           2004          2003           2004
                                                   ------------- --------------- ------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................        (253)    $  (265,783)   $  (1,406)    $     58,829
 Net realized gain (loss) on investments .........          --          41,986           21          828,025
 Change in unrealized appreciation
  (depreciation) of investments ..................     440,822         473,309       (9,541)      17,793,045
                                                       -------     -----------    ---------     ------------
 Net increase (decrease) in net assets from
  operations .....................................     440,569         249,512      (10,926)      18,679,899
                                                       -------     -----------    ---------     ------------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........     228,280      22,179,837      970,070       60,356,043
  Transfers between funds including
   guaranteed interest account, net ..............      43,871      16,991,875       10,559       52,637,007
  Transfers for contract benefits and
   terminations ..................................        (629)       (533,757)      (3,582)      (1,609,240)
  Contract maintenance charges ...................          --         (74,438)          --         (149,898)
                                                       -------     -----------    ---------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions ....................     271,522      38,563,517      977,047      111,233,912
                                                       -------     -----------    ---------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......   3,000,253          63,954        1,405           58,578
                                                     ---------     -----------    ---------     ------------
Increase (Decrease) in Net Assets ................   3,712,344      38,876,983      967,526      129,972,389
Net Assets -- Beginning of Period ................          --         967,526           --        2,060,885
                                                     ---------     -----------    ---------     ------------
Net Assets -- End of Period ......................   3,712,344     $39,844,509    $ 967,526     $132,033,274
                                                     =========     ===========    =========     ============
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................          --           4,923           95           11,275
 Units Redeemed ..................................          --          (1,150)          --           (2,041)
                                                     ---------     -----------    ---------     ------------
 Net Increase (Decrease) .........................          --           3,773           95            9,234
                                                     =========     ===========    =========     ============


                                                    U.S. Real Estate -- Class II (b)
                                                   ----------------------------------
                                                                  2003
                                                   ----------------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ....................             $   (2,617)
 Net realized gain (loss) on investments .........                    703
 Change in unrealized appreciation
  (depreciation) of investments ..................                 50,555
                                                               ----------
 Net increase (decrease) in net assets from
  operations .....................................                 48,641
                                                               ----------
Contractowners Transactions:
 Contributions and Transfers: ....................
  Payments received from contractowners ..........              1,928,600
  Transfers between funds including
   guaranteed interest account, net ..............                 81,369
  Transfers for contract benefits and
   terminations ..................................                   (342)
  Contract maintenance charges ...................                     --
                                                               ----------
 Net increase (decrease) in net assets from
  contractowners transactions ....................              2,009,627
                                                               ----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49 .......                  2,617
                                                               ----------
Increase (Decrease) in Net Assets ................              2,060,885
Net Assets -- Beginning of Period ................                     --
                                                               ----------
Net Assets -- End of Period ......................             $2,060,885
                                                               ==========
Changes in Units (000's):
Unit Activity 0.00% to 1.90% Class B
 Units Issued ....................................                    188
 Units Redeemed ..................................                     --
                                                               ----------
 Net Increase (Decrease) .........................                    188
                                                               ==========

-------
(a) A substitution of EQ/International Equity Index for EQ/Alliance International occurred on May 2, 2003 (See Note 5).
(b) Commenced operations on September 22, 2003.
(c) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology occurred on May 14, 2004 (see Note 5).
(d) Commenced operations on October 25, 2004.
The accompanying notes are an integral part of these financial statements.

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements

December 31, 2004


1. Organization

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of various investment trusts of EQ Advisors Trust ("EQAT"), AXA Premier VIP Trust ("VIP"), Laudus Rosenberg Variable Insurance Trust, and The Universal Institutional Funds, Inc. ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. These financial statements and notes are those of the Account.

The Account consists of 54 variable investment options:

o AXA Aggressive Allocation                         o EQ/Capital Guardian Research
o AXA Conservative Allocation                       o EQ/Capital Guardian U.S. Equity
o AXA Conservative-Plus Allocation                  o EQ/Emerging Markets Equity
o AXA Moderate Allocation(1)                        o EQ/Enterprise Equity
o AXA Moderate-Plus Allocation                      o EQ/Enterprise Equity Income
o AXA Premier VIP Aggressive Equity(2)              o EQ/Enterprise Growth
o AXA Premier VIP Core Bond                         o EQ/Enterprise Growth and Income
o AXA Premier VIP Health Care                       o EQ/Enterprise Small Company Growth
o AXA Premier VIP High Yield(3)                     o EQ/Enterprise Small Company Value
o AXA Premier VIP International Equity              o EQ/Equity 500 Index
o AXA Premier VIP Large Cap Core Equity             o EQ/Evergreen Omega
o AXA Premier VIP Large Cap Growth                  o EQ/FI Mid Cap
o AXA Premier VIP Large Cap Value                   o EQ/FI Small/Mid Cap Value
o AXA Premier VIP Small/Mid Cap Growth              o EQ/J.P. Morgan Core Bond
o AXA Premier VIP Small/Mid Cap Value               o EQ/Janus Large Cap Growth
o AXA Premier VIP Technology                        o EQ/JP Morgan Value Opportunities(4)
o EQ/Alliance Common Stock                          o EQ/Lazard Small Cap Value
o EQ/Alliance Growth and Income                     o EQ/Marsico Focus
o EQ/Alliance Intermediate Government Securities    o EQ/Mercury Basic Value Equity
o EQ/Alliance International                         o EQ/Mercury International Value(6)
o EQ/Alliance Premier Growth                        o EQ/MFS Emerging Growth Companies
o EQ/Alliance Quality Bond                          o EQ/MFS Investors Trust
o EQ/Alliance Small Cap Growth                      o EQ/Money Market
o EQ/Bernstein Diversified Value                    o EQ/Small Company Index
o EQ/Calvert Socially Responsible                   o EQ/Wells Fargo Montgomery Small Cap
o EQ/Capital Guardian Growth(5)                     o Laudus Rosenberg VIT Value Long/Short Equity(7)
o EQ/Capital Guardian International                 o U.S. Real Estate -- Class II

----------

 (1) Formerly known as EQ/Balanced.
 (2) Formerly known as EQ/Aggressive Stock.
 (3) Formerly known as EQ/High Yield.
 (4) Formerly known as EQ/Putnam Growth and Income Value.
 (5) Formerly known as EQ/Putnam Voyager.
 (6) Formerly known as EQ/Putnam International Equity.
 (7) Formerly known as AXA Rosenberg VIT Value Long/Short Equity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator Advisor, Accumulator Express, Accumulator and Rollover IRA issued before May 1, 1997, Accumulator issued after April 1, 2002, Accumulator issued after May 1,


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


1. Organization (Concluded)

   1997, Accumulator issued after March 1, 2000, Accumulators Elite, Plus and Select, Accumulator Elite II, Accumulator Select II and deferred variable annuities which combine the Portfolios in the Account with guaranteed fixed rate options. Accumulators issued after May 1, 1997, March 1, 2000, April 1, 2002 and September 15, 2003, Accumulator Select, Accumulator Select II, Accumulator Plus, and Accumulator Elite are offered with the same variable investment options for use as a nonqualified annuity ("NQ") for after-tax contributions only, an annuity that is an investment vehicle for certain qualified plans ("QP"), an individual retirement annuity ("IRA") or a tax-sheltered annuity ("TSA"). Accumulator Express is offered with the same variable investment options for use as an NQ or IRA. Accumulator Advisor is offered with the same variable investment options for use as an NQ, QP or IRA. Accumulator Select issued after September 15, 2003 is offered with the same variable investment options for use as an NQ, IRA or TSA. The Accumulators issued after May 1, 1997, March 1, 2000, April 1, 2002 and September 15, 2003 IRA, NQ, QP and TSA, the Accumulator Select, Accumulator Elite and Elite II IRA, NQ, QP and TSA, the Accumulator Select NQ, IRA and TSA, and the Accumulator Plus IRA, NQ, QP and TSA, collectively referred to as the Contracts, are offered under group and individual variable annuity forms.

   The Account supports the operations of various AXA Equitable variable annuity products. These products are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those variable annuity products which are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense charges and asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   On December 29, 2003, The American Institute of Certified Public Accountants issued Statement of Position 03-05 "Financial Highlights of Separate
   Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies" which was effective for the December 31, 2003 financial statements. Adoption of the new requirements did not have a significant impact on the Account's statement of position or results of operations.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and/or to the guaranteed interest account of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 46. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and fixed maturity option of Separate Account No.
   46. The net assets of any variable investment option may not be less than the aggregate of the Contractowner accounts allocated to that variable investment option. Additional assets


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


2. Significant Accounting Policies (Concluded)

   are set aside in AXA Equitable's General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under Accumulator issued after April 1, 2002, Accumulator Plus, Accumulator issued after March 1, 2000, Accumulator Elite, and Accumulator Elite II. Included in Contract maintenance charges are administrative charges, if applicable, that are deducted annually under Accumulator issued after April 1, 2002, Accumulator Plus, Accumulator issued after March 1, 2000, Accumulator Select, and Accumulator Elite.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:



                                                            Purchases         Sales
                                                        ---------------- --------------
AXA Aggressive Allocation ..........................    $  239,952,835   $ 36,113,863
AXA Conservative Allocation ........................       112,454,258     23,299,174
AXA Conservative-Plus Allocation ...................       203,707,160     20,023,816
AXA Moderate Allocation ............................     1,045,492,301     71,462,261
AXA Moderate-Plus Allocation .......................       890,746,138     18,657,027
AXA Premier VIP Aggressive Equity ..................        30,515,273     24,426,255
AXA Premier VIP Core Bond ..........................       191,868,215     99,015,070
AXA Premier VIP Health Care ........................        98,565,264     23,354,081
AXA Premier VIP High Yield .........................       308,497,198    134,611,750
AXA Premier VIP International Equity ...............       145,943,616     46,981,390
AXA Premier VIP Large Cap Core Equity ..............        42,909,525     15,128,880
AXA Premier VIP Large Cap Growth ...................        92,462,322     30,940,120
AXA Premier VIP Large Cap Value ....................       152,256,792     35,420,037
AXA Premier VIP Small/Mid Cap Growth ...............       108,225,866     38,518,575
AXA Premier VIP Small/Mid Cap Value ................       143,872,067     34,521,848
AXA Premier VIP Technology .........................       309,875,684    164,943,138
EQ/Alliance Common Stock ...........................       308,867,324    118,316,672
EQ/Alliance Growth and Income ......................       218,648,360     52,713,732
EQ/Alliance Intermediate Government Securities .....       108,686,418     92,561,865
EQ/Alliance International ..........................       155,518,915     64,977,421
EQ/Alliance Premier Growth .........................        44,585,747     48,707,420
EQ/Alliance Quality Bond ...........................       103,679,365     49,603,320
EQ/Alliance Small Cap Growth .......................        89,076,695     70,545,413
EQ/Bernstein Diversified Value .....................       326,774,262     75,461,723
EQ/Calvert Socially Responsible ....................        13,552,249      4,780,149
EQ/Capital Guardian Growth .........................        20,750,401     41,882,059
EQ/Capital Guardian International ..................       215,596,886     50,041,941
EQ/Capital Guardian Research .......................       134,201,878     64,768,990
EQ/Capital Guardian U.S. Equity ....................       237,115,691     57,309,351
EQ/Emerging Market Equity ..........................       186,058,735    102,116,141
EQ/Enterprise Equity ...............................         4,907,631        538,152
EQ/Enterprise Equity Income ........................        17,242,363        411,734
EQ/Enterprise Growth ...............................         2,117,811         65,814
EQ/Enterprise Growth and Income ....................         2,354,324         97,044
EQ/Enterprise Small Company Growth .................         3,393,172        558,809
EQ/Enterprise Small Company Value ..................        18,209,567        607,398

                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


3. Purchases and Sales of Investments (Concluded)


                                                         Purchases         Sales
                                                      --------------- ---------------
EQ/Equity 500 Index ..............................    $353,818,869    $161,291,396
EQ/Evergreen Omega ...............................      72,814,190      17,276,481
EQ/FI Mid Cap ....................................     247,556,158      46,293,541
EQ/FI Small/Mid Cap Value ........................     213,778,894      49,614,162
EQ/J.P. Morgan Core Bond .........................     249,168,851     143,870,606
EQ/Janus Large Cap Growth ........................      43,135,703      25,118,547
EQ/JP Morgan Value Opportunities .................      52,363,784      67,800,999
EQ/Lazard Small Cap Value ........................     291,163,235      62,368,439
EQ/Marsico Focus .................................     262,955,152      66,068,237
EQ/Mercury Basic Value Equity ....................     249,019,303      43,809,501
EQ/Mercury International Value ...................     135,311,469      80,776,702
EQ/MFS Emerging Growth Companies .................      34,376,553      44,313,723
EQ/MFS Investors Trust ...........................      39,212,444      39,362,060
EQ/Money Market ..................................     583,548,131     697,293,100
EQ/Small Company Index ...........................     147,047,077      79,240,661
EQ/Wells Fargo Montgomery Small Cap ..............       3,271,522              --
Laudus Rosenberg VIT Value Long/Short Equity .....      45,780,674       7,418,986
U.S. Real Estate - Class II ......................     121,540,402       9,683,304

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value and are subject to fees for investment management and advisory services and other Trust expenses. The class of shares offered by the Account ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that The Trusts, on behalf of each Portfolio, may charge annually either 0.25% or 0.35% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of Class B shares. These fees are reflected in the net asset value of the shares.

   AXA Equitable serves as investment manager of EQAT and VIP. Charles Schwab Investment Management, Inc. serves as investment manager for the Laudus Rosenberg Variable Insurance Trust -- Laudus Rosenberg VIT Value Long/Short Equity Portfolio. Van Kampen (name under which Morgan Stanley Investment Management Inc. does business in certain situations) serves as investment manager for The Universal Institutional Funds, Inc. -- U.S. Real Estate Portfolio. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range from a low of 0.10% to high of 1.50% of average daily net assets. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12 b-1 Plans as described above.

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/Alliance Portfolios; EQ/Bernstein Diversified Value, EQ/Equity 500 Index, EQ/Money Market, and EQ/Small Company Index; as well as a portion of AXA Premier VIP Aggressive Equity, AXA Premier VIP High Yield, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth and AXA Premier VIP Technology. Alliance is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   Boston Advisors serves as an investment advisor for the EQ/Enterprise Equity Income Portfolio in EQAT. Boston Advisors is an indirectly wholly owned subsidiary of AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


4. Expenses and Related Party Transactions (Concluded)

   Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.


5. Substitutions/Reorganizations

   Substitution transactions that occurred at the dates indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.

--------------------------------------------------------------------------------
 May 14, 2004               Removed Portfolio    Surviving Portfolio
--------------------------------------------------------------------------------
                            EQ/Technology        AXA Premier VIP Technology
--------------------------------------------------------------------------------
Shares -- Class B                28,176,343               13,857,622
Value -- Class B               $114,734,274             $114,734,274
Net Assets before merger       $114,734,274             $ 76,531,898
Net Assets after merger                  --             $191,266,172
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
 May 2, 2003                Removed Portfolio                Surviving Portfolio
---------------------------------------------------------------------------------------
                            EQ/International Equity Index    EQ/Alliance International
---------------------------------------------------------------------------------------
Shares -- Class B                 10,628,740                        10,208,338
Value -- Class B                 $75,262,126                      $ 75,262,126
Net Assets before merger         $75,262,126                      $ 44,189,284
Net Assets after merger                   --                      $119,451,410
---------------------------------------------------------------------------------------

   Reorganizations

   The EQ/Balanced Portfolio, a fund of EQAT, was merged into the AXA Moderate Allocation Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The effect of this is to convert the EQ/Balanced Portfolio into a "fund of funds" structure by investing in a combination of other portfolios that is selected select from 36 actively managed choices.

   The EQ/Aggressive Stock Portfolio, a fund of EQAT, was merged in the AXA Premier VIP Aggressive Equity Portfolio, a fund of VIP in a reorganization effective after the close of business on August 15, 2003. The EQ/High Yield Portfolio, a fund of EQAT, was merged into the AXA Premier VIP High Yield Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003.

                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


6. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the account for the following charges:


                                                                    Asset-based                    Current     Maximum
                                                  Mortality and   Administration   Distribution   Aggregate   Aggregate
                                                  Expense Risks       Charge          Charge        Charge     Charge
                                                 --------------- ---------------- -------------- ----------- ----------
Accumulator Advisor ..........................   0.50%           --               --             0.50%       0.50%
Accumulator Express ..........................   0.70%           0.25%            --             0.95%       0.95%
Accumulator and Rollover IRA issued before
  May 1, 1997 ................................   0.90%           0.30%            --             1.20%       1.20%
Accumulator issued after April 1, 2002 .......   0.75%           0.25%            0.20%          1.20%       1.20%
Accumulator issued after
  September 15, 2003 .........................   0.75%           0.30%            0.20%          1.25%       1.25%
Accumulator issued after May 1, 1997 .........   1.10%           0.25%            --             1.35%       1.35%
Accumulator Plus .............................   0.90%           0.25%            0.25%          1.40%       1.40%
Accumulator Plus issued after
  September 15, 2003 .........................   0.90%           0.35%            0.25%          1.50%       1.50%
Accumulator issued after March 1, 2000 .......   1.10%           0.25%            0.20%          1.55%       1.55%
Accumulator Elite, Plus, Select ..............   1.10%           0.25%            0.25%          1.60%       1.60%
Accumulator Elite issued after
  September 15, 2003 .........................   1.10%           0.30%            0.25%          1.65%       1.65%
Accumulator Select issued after
  September 15, 2003 .........................   1.10%           0.25%            0.35%          1.70%       1.70%
Accumulator Elite II .........................   1.10%           0.25%            0.45%          1.80%       1.80%
Accumulator Select II ........................   1.10%           0.35%            0.45%          1.90%       1.90%

   The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value (unit liquidation from account value).

   The table below lists all the fees charged by the Separate Account assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowners account value.



                                               When charge
Charges                                        is deducted
------------------------------------- ----------------------------
Charges for state premium and other   At time of transaction
applicable taxes
Charge for Trust expenses             Daily
Annual Administrative charge          Annually on each
                                      contract date anniversary.
Variable Immediate Annuity payout     At time of transaction
option administrative fee


Charges                                                  Amount deducted                        How deducted
------------------------------------- ---------------------------------------------------- ----------------------
Charges for state premium and other   Varies by state                                      Applied to an annuity
applicable taxes                                                                           payout option
Charge for Trust expenses             Varies by portfolio                                  Unit value
Annual Administrative charge          Depending on account value, in Years 1 to 2 lesser   Unit liquidation from
                                      of $30 or 2% of account value,thereafter $30         account value
Variable Immediate Annuity payout     $350 annuity administrative fee                      Unit liquidation from
option administrative fee                                                                  account value

                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


6. Contractowner Charges (Concluded)


                                                 When charge
Charges                                          is deducted
--------------------------------------- ----------------------------
Withdrawal charge                       At time of transaction

BaseBuilder benefit charge              Annually on each
                                        contract date anniversary.

Protection Plus                         Annually on each
                                        contract date anniversary.

Guaranteed minimum death benefit
options:

  Annual ratchet to age 85              Annually on each
                                        contract date anniversary.

  Greater of 5% rollup to age 85 or     Annually on each
  annual ratchet to age 85              contract date anniversary.

  6% rollup to age 85                   Annually on each
                                        contract date anniversary.

  Greater of 6% rollup to age 85 or     Annually on each
  annual ratchet to age 85              contract date anniversary.

Guaranteed Minimum Income Benefit       Annually on each
                                        contract date anniversary.

Guaranteed Principal Benefit charge     Annually on first 10
                                        contract date
                                        anniversaries

Guaranteed Withdrawal Benefit           Annually on each
                                        contract date anniversary

Net Loan Interest charge for Rollover   At time of transaction
TSA contracts only.


Charges                                                     Amount deducted                          How deducted
--------------------------------------- ------------------------------------------------------- ----------------------
Withdrawal charge                       Low - During the first seven contract years             Unit liquidation from
                                        following a contribution, a 7% charge is deducted       account value
                                        from amounts withdrawn that exceed 10% of the
                                        account value.

                                        HIgh - During the first eight contract years
                                        following a contribution, a charge is deducted from
                                        amounts withdrawn that exceed 10% of the
                                        account value. The charge is 8% in the first two
                                        contract years following a contribution; the charge
                                        is 7% in the third and fourth contract years
                                        following a contribution; thereafter it declines by
                                        1% each year in the fifth to eighth contract year

BaseBuilder benefit charge              0.30%                                                   Unit liquidation from
                                                                                                account value
Protection Plus                         Low - 0.20%                                             Unit liquidation from
                                                                                                account value
                                        High - 0.35%.

Guaranteed minimum death benefit
options:

  Annual ratchet to age 85              Low - 0.20% of the Annual ratchet to age 85             Unit liquidation from
                                        benefit base                                            account value

                                        High - 0.30% of the Annual ratchet to age 85
                                        benefit base

  Greater of 5% rollup to age 85 or     0.50% of the greater of 5% roll-up to age 85 or         Unit liquidation from
  annual ratchet to age 85              annual ratchet to age 85 benefit base                   account value
  6% rollup to age 85                   Low - 0.35% of the 6% roll-up to age 85 benefit         Unit liquidation from
                                        base                                                    account value

                                        High - 0.45% of the 6% roll-up to age 85 benefit
                                        base

  Greater of 6% rollup to age 85 or     Low - 0.45% of the 6% roll-up to age 85 benefit         Unit liquidation from
  annual ratchet to age 85              base or the Annual ratchet to age 85 benefit base,      account value
                                        as applicable

                                        High - 0.60% of the 6% roll-up to age 85 benefit
                                        base or the Annual ratchet to age 85 benefit base,
                                        as applicable

Guaranteed Minimum Income Benefit       Low - 0.45%                                             Unit liquidation from
                                                                                                account value
                                        High - 0.60%

Guaranteed Principal Benefit charge     0.50%                                                   Unit liquidation from
                                                                                                account value

Guaranteed Withdrawal Benefit           Low - 5% Withdrawal Option is 0.35%                     Unit liquidation from
                                        7% Withdrawal Option is 0.50%                           account value

                                        High - Optional Stepup Charge
                                        5% Withdrawal Option is 0.60%
                                        7% Withdrawal Option is 0.80%

Net Loan Interest charge for Rollover   2.00%                                                   Unit liquidation from
TSA contracts only.                                                                             account value


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units             Units          Net Assets     Investment        Total
                                                       Fair Value    Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------  --------------------- ------------ ---------------- ------------
AXA Aggressive Allocation
-------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (n)       $ 10.70                 --                 --           --            7.44%
         Highest contract charge 1.90% Class B (n)      $ 10.56                 --                 --           --            6.11%
         All contract charges                                --             19,656         $  227,194         2.66%             --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charge 1.25% Class B (q)       $ 10.68                 --                 --           --            6.80%
         Highest contract charge 1.70% Class B (q)      $ 10.66                 --                 --           --            6.62%
         All contract charges                                --                625         $    6,664         1.20%             --
AXA Conservative Allocation
---------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (n)       $ 10.37                 --                 --           --            3.74%
         Highest contract charge 1.90% Class B (n)      $ 10.24                 --                 --           --            2.46%
         All contract charges                                --              9,001         $   95,767         5.09%             --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charge 1.25% Class B (q)       $ 10.32                 --                 --           --            3.76%
         Highest contract charge 1.70% Class B (q)      $ 10.30                 --                 --           --            3.00%
         All contract charges                                --                483         $    4,989         3.76%             --
AXA Conservative-Plus Allocation
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (n)       $ 10.47                 --                 --           --            4.93%
         Highest contract charge 1.90% Class B (n)      $ 10.34                 --                 --           --            3.63%
         All contract charges                                --             18,199         $  198,701         4.69%             --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charge 1.25% Class B (q)       $ 10.42                 --                 --           --            4.83%
         Highest contract charge 1.70% Class B (q)      $ 10.41                 --                 --           --            4.10%
         All contract charges                                --                821         $    8,552         4.83%             --
AXA Moderate Allocation (f)
---------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (n)       $ 52.05                 --                 --           --            8.18%
         Highest contract charge 1.90% Class B (h)      $ 39.80                 --                 --           --            6.66%
         All contract charges                                --             94,832         $1,705,138         3.65%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (j)      $ 48.11                 --                 --           --           18.54%
         Highest contract charges 1.90% Class B (h)     $ 37.31                 --                 --           --           16.86%
         All contract charges                                --             18,997         $  653,817         3.59%             --
  2002   Lowest contract charges 0.50% Class B (j)      $ 40.59                 --                 --           --          (11.86)%
         Highest contract charges 1.90% Class B (h)     $ 31.93                 --                 --           --          (14.37)%
         All contract charges                                --              3,929         $  137,208         2.19%             --
  2001   Lowest contract charges 0.95% Class B          $ 43.48                 --                 --           --          ( 5.55)%
         Highest contract charges 1.90% Class B (h)     $ 37.29                 --                 --           --            5.14%
         All contract charges                                --                507         $   20,337         3.88%             --
  2000   Lowest contract charges 0.95% Class B               --                 --                 --           --              --
         Highest contract charges 1.60% Class B              --                 --                 --           --              --
         All contract charges                                --                 --                 --           --              --
AXA Moderate-Plus Allocation
----------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (n)       $ 10.71                 --                 --           --            7.46%
         Highest contract charge 1.90% Class B (n)      $ 10.58                 --                 --           --            6.13%
         All contract charges                                --             82,739         $  955,400         4.14%             --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charge 1.25% Class B (q)       $ 10.68                 --                 --           --            6.80%
         Highest contract charge 1.70% Class B (q)      $ 10.66                 --                 --           --            6.60%
         All contract charges                                --              2,415         $   25,768         2.70%             --

                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units             Units          Net Assets     Investment        Total
                                                       Fair Value    Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------  --------------------- ------------ ---------------- ------------
AXA Premier VIP Aggressive Equity
---------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 63.39                 --                --            --        11.54%
         Highest contract charge 1.90% Class B (h)      $ 48.47                 --                --            --         9.97%
         All contract charges                                --              3,203          $119,925            --           --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 56.83                 --                --            --        36.82%
         Highest contract charges 1.90% Class B (h)     $ 44.08                 --                --            --        34.92%
         All contract charges                                --              2,180          $101,344            --           --
  2002   Lowest contract charges 0.50% Class B (d)      $ 41.54                 --                --            --       (29.22)%
         Highest contract charges 1.90% Class B (h)     $ 32.67                 --                --            --       (30.23)%
         All contract charges                                --              1,711          $ 60,793          0.01%          --
  2001   Lowest contract charges 0.50% Class B (d)      $ 58.69                 --                --            --       (25.55)%
         Highest contract charges 1.90% Class B (h)     $ 46.83                 --                --            --        13.23%
         All contract charges                                --              1,907          $ 96,588          0.28%          --
  2000   Lowest contract charges 0.50% Class B (d)      $ 78.83                 --                --            --       (13.77)%
         Highest contract charges 1.60% Class B         $ 66.77                 --                --            --       (14.73)%
         All contract charges                                --              1,965          $135,269          0.17%          --
AXA Premier VIP Core Bond
-------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 11.49                 --                --            --         3.37%
         Highest contract charge 1.90% Class B (i)      $ 11.01                 --                --            --         1.91%
         All contract charges                                --             55,151          $609,072          3.80%          --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 11.11                 --                --            --         3.26%
         Highest contract charge 1.90% Class B (i)      $ 10.80                 --                --            --         1.79%
         All contract charges                                --             47,365          $516,125          3.67%          --
  2002   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 10.76                 --                --            --         5.39%
         Highest contract charge 1.90% Class B (i)      $ 10.61                 --                --            --         4.02%
         All contract charges                                --             19,201          $204,776          5.63%          --
AXA Premier VIP Health Care
---------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 11.33                 --                --            --        11.57%
         Highest contract charge 1.90% Class B (i)      $ 10.86                 --                --            --        10.00%
         All contract charges                                --             17,556          $196,381          7.19%          --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 10.16                 --                --            --        27.47%
         Highest contract charge 1.90% Class B (i)      $  9.87                 --                --            --        25.73%
         All contract charges                                --             11,382          $113,739          1.55%          --
  2002   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  7.97                 --                --            --       (19.41)%
         Highest contract charge 1.90% Class B (i)      $  7.85                 --                --            --       (20.63)%
         All contract charges                                --              3,195          $ 25,215            --           --
AXA Premier VIP High Yield
--------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 34.38                 --                --            --         8.13%
         Highest contract charge 1.90% Class B (h)      $ 26.64                 --                --            --         6.61%
         All contract charges                                --             37,966          $860,727          6.76%          --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 31.80                 --                --            --        21.93%
         Highest contract charges 1.90% Class B (h)     $ 24.99                 --                --            --        20.21%
         All contract charges                                --             25,622          $673,178          7.02%          --

                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units             Units          Net Assets     Investment        Total
                                                       Fair Value    Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------  --------------------- ------------ ---------------- ------------
AXA Premier VIP High Yield (Continued)
--------------------------------------
  2002   Lowest contract charges 0.50% Class B (d)      $ 26.08                 --                --            --          ( 3.41)%
         Highest contract charges 1.90% Class B (h)     $ 20.79                 --                --            --          ( 4.76)%
         All contract charges                                --             10,205          $228,627         10.07%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 27.00                 --                --            --            0.19%
         Highest contract charges 1.90% Class B (h)     $ 21.83                 --                --            --            5.85%
         All contract charges                                --              8,008          $187,477         10.30%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 26.95                 --                --            --          ( 9.35)%
         Highest contract charges 1.60% Class B         $ 23.07                 --                --            --          (10.34)%
         All contract charges                                --              6,613          $156,909         11.18%             --
AXA Premier International Equity
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 12.35                 --                --            --           17.32%
         Highest contract charge 1.90% Class B (i)      $ 11.83                 --                --            --           15.67%
         All contract charges                                --             19,713          $242,452          3.67%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 10.52                 --                --            --           33.67%
         Highest contract charge 1.90% Class B (i)      $ 10.23                 --                --            --           31.83%
         All contract charges                                --             11,346          $117,579          0.85%             --
  2002   Unit Value 0.50% to 1.90%*                          --                 --                --            --              --
         Lowest contract charge 0.50% Class B (i)       $  7.87                 --                --            --          (18.61)%
         Highest contract charge 1.90% Class B (i)      $  7.76                 --                --            --          (19.75)%
         All contract charges                                --              3,212          $ 25,053            --              --
AXA Premier VIP Large Cap Core Equity
-------------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 10.72                 --                --            --            9.13%
         Highest contract charge 1.90% Class B (i)      $ 10.28                 --                --            --            7.59%
         All contract charges                                --             12,820          $135,571          4.92%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  9.83                 --                --            --           27.46%
         Highest contract charge 1.90% Class B (i)      $  9.55                 --                --            --           25.66%
         All contract charges                                --             10,567          $102,131          0.19%             --
  2002   Unit Value 0.50% to 1.90%*                          --                 --                --            --              --
         Lowest contract charge 0.50% Class B (i)       $  7.71                 --                --            --          (22.59)%
         Highest contract charge 1.90% Class B (i)      $  7.60                 --                --            --          (23.69)%
         All contract charges                                --              3,689          $ 28,181          0.49%             --
AXA Premier VIP Large Cap Growth
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  9.44                 --                --            --            6.13%
         Highest contract charge 1.90% Class B (i)      $  9.05                 --                --            --            4.64%
         All contract charges                                --             29,040          $275,157            --              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  8.90                 --                --            --           30.12%
         Highest contract charge 1.90% Class B (i)      $  8.65                 --                --            --           28.15%
         All contract charges                                --             22,496          $197,050            --              --
  2002   Unit Value 0.50% to 1.90%*                          --                 --                --            --              --
         Lowest contract charge 0.50% Class B (i)       $  6.84                 --                --            --          (30.13)%
         Highest contract charge 1.90% Class B (i)      $  6.75                 --                --            --          (30.98)%
         All contract charges                                --              7,258          $ 49,222            --              --
AXA Premier VIP Large Cap Value
-------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 11.84                 --                --            --           13.85%
         Highest contract charge 1.90% Class B (i)      $ 11.35                 --                --            --           12.25%
         All contract charges                                --             29,242          $342,105          7.90%             --

                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                                 Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Units           Units          Net Assets     Investment        Total
                                                      Fair Value  Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ----------- --------------------- ------------ ---------------- -------------
AXA Premier VIP Large Cap Value (Continued)
-------------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $  10.40               --                 --           --           30.32%
         Highest contract charge 1.90% Class B (i)    $  10.11               --                 --           --           28.63%
         All contract charges                               --           20,239         $  206,969         2.87%             --
  2002   Unit Value 0.50% to 1.90%*                         --               --                 --           --              --
         Lowest contract charge 0.50% Class B (i)     $   7.98               --                 --           --          (18.82)%
         Highest contract charge 1.90% Class B (i)    $   7.86               --                 --           --          (20.04)%
         All contract charges                               --            6,974         $   55,122         1.00%             --
AXA Premier VIP Small/Mid Cap Growth
------------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $   9.70               --                 --           --           11.17%
         Highest contract charge 1.90% Class B (i)    $   9.30               --                 --           --            9.61%
         All contract charges                               --           35,482         $  346,528         1.80%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $   8.72               --                 --           --           39.52%
         Highest contract charge 1.90% Class B (i)    $   8.48               --                 --           --           37.67%
         All contract charges                               --           28,678         $  246,717         2.16%             --
  2002   Unit Value 0.50% to 1.90%*                         --               --                 --           --              --
         Lowest contract charge 0.50% Class B (i)     $   6.25               --                 --           --          (36.61)%
         Highest contract charge 1.90% Class B (i)    $   6.16               --                 --           --          (37.46)%
         All contract charges                               --            8,322         $   51,568           --              --
AXA Premier VIP Small/Mid Cap Value
-----------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $  11.92               --                 --           --           14.61%
         Highest contract charge 1.90% Class B (i)    $  11.42               --                 --           --           13.00%
         All contract charges                               --           30,025         $  353,096         6.32%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $  10.40               --                 --           --           39.95%
         Highest contract charge 1.90% Class B (i)    $  10.11               --                 --           --           37.90%
         All contract charges                               --           21,347         $  218,393         0.94%             --
  2002   Unit Value 0.50% to 1.90%*                         --               --                 --           --              --
         Lowest contract charge 0.50% Class B (i)     $   7.43               --                 --           --          (23.64)%
         Highest contract charge 1.90% Class B (i)    $   7.33               --                 --           --          (24.59)%
         All contract charges                               --            6,540         $   48,169           --              --
AXA Premier VIP Technology (o)
------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $   9.36               --                 --           --            4.46%
         Highest contract charge 1.90% Class B (i)    $   8.97               --                 --           --            2.99%
         All contract charges                               --           24,512         $  228,436         0.93%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)     $   8.96               --                 --           --           56.90%
         Highest contract charge 1.90% Class B (i)    $   8.71               --                 --           --           54.71%
         All contract charges                               --            7,597         $   67,141         4.79%             --
  2002   Unit Value 0.50% to 1.90%*                         --               --                 --           --              --
         Lowest contract charge 0.50% Class B (i)     $   5.71               --                 --           --          (44.02)%
         Highest contract charge 1.90% Class B (i)    $   5.63               --                 --           --          (44.75)%
         All contract charges                               --            2,311         $   13,072           --              --
EQ/Alliance Common Stock
------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)     $ 304.68               --                 --           --           13.55%
         Highest contract charge 1.90% Class B (h)    $ 202.28               --                 --           --           11.95%
         All contract charges                               --           23,045         $1,197,777         1.05%             --

                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance Common Stock (Continued)
------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 268.33               --                --            --           48.81%
         Highest contract charges 1.90% Class B (h)     $ 180.69               --                --            --           46.72%
         All contract charges                                 --            5,325          $877,988          1.30%             --
  2002   Lowest contract charges 0.50% Class B (d)      $ 180.32               --                --            --          (33.67)%
         Highest contract charges 1.90% Class B (h)     $ 123.15               --                --            --          (34.61)%
         All contract charges                                 --            3,226          $453,046          0.05%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 271.84               --                --            --          (11.19)%
         Highest contract charges 1.90% Class B (h)     $ 188.32               --                --            --            9.33%
         All contract charges                                 --            3,478          $743,618          2.15%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 306.09               --                --            --          (14.67)%
         Highest contract charges 1.60% Class B         $ 232.08               --                --            --          (15.61)%
         All contract charges                                 --            3,465          $846,591          0.45%             --
EQ/Alliance Growth and Income
-----------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  31.15               --                --            --           11.83%
         Highest contract charge 1.90% Class B (i)      $  26.56               --                --            --           10.26%
         All contract charges                                 --           29,768          $651,422          1.62%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (i)      $  27.85               --                --            --           29.80%
         Highest contract charges 1.90% Class B (i)     $  24.09               --                --            --           27.93%
         All contract charges                                 --           17,280          $427,793          1.61%             --
  2002   Lowest contract charges 0.50% Class B (i)      $  21.46               --                --            --          (20.16)%
         Highest contract charges 1.90% Class B (i)     $  18.83               --                --            --          (21.21)%
         All contract charges                                 --            5,280          $104,247          2.86%             --
  2001   Lowest contract charges 0.50% Class B                --               --                --            --              --
         Highest contract charges 1.90% Class B               --               --                --            --              --
         All contract charges                                 --               --                --            --              --
  2000   Lowest contract charges 0.50% Class B                --               --                --            --              --
         Highest contract charges 1.60% Class B               --               --                --            --              --
         All contract charges                                 --               --                --            --              --
EQ/Alliance Intermediate Government Securities
----------------------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  20.98               --                --            --            1.43%
         Highest contract charge 1.90% Class B (i)      $  17.27               --                --            --            0.00%
         All contract charges                                 --           20,300          $340,096          3.03%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (i)      $  20.69               --                --            --            1.61%
         Highest contract charges 1.90% Class B (i)     $  17.27               --                --            --            0.22%
         All contract charges                                 --           17,987          $328,020          4.53%             --
  2002   Lowest contract charges 0.50% Class B (i)      $  20.36               --                --            --            8.41%
         Highest contract charges 1.90% Class B (i)     $  17.23               --                --            --            7.22%
         All contract charges                                 --           10,061          $183,406         10.01%             --
  2001   Lowest contract charges 0.50% Class B                --               --                --            --              --
         Highest contract charges 1.90% Class B               --               --                --            --              --
         All contract charges                                 --               --                --            --              --
  2000   Lowest contract charges 0.50% Class B                --               --                --            --              --
         Highest contract charges 1.60% Class B               --               --                --            --              --
         All contract charges                                 --               --                --            --              --
EQ/Alliance International (s)(t)
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $  14.45               --                --            --           17.58%
         Highest contract charge 1.90% Class B (i)      $  12.59               --                --            --           15.93%
         All contract charges                                 --           28,144          $371,190          2.10%             --


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair Value  Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      --------------------------------- ------------ ---------------- ------------
EQ/Alliance International (s)(t) (Continued)
--------------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (i)      $ 12.29               --                --            --          34.47%
         Highest contract charges 1.90% Class B (i)     $ 10.86               --                --            --          32.60%
         All contract charges                                --           20,522          $232,935          2.53%            --
  2002   Lowest contract charges 0.50% Class B (i)      $  9.14               --                --            --         ( 9.33)%
         Highest contract charges 1.90% Class B (i)     $  8.19               --                --            --         (10.49)%
         All contract charges                                --            3,406          $ 29,069            --             --
  2001   Lowest contract charges 0.50% Class B               --               --                --            --             --
         Highest contract charges 1.90% Class B              --               --                --            --             --
         All contract charges                                --               --                --            --             --
  2000   Lowest contract charges 0.50% Class B               --               --                --            --             --
         Highest contract charges 1.60% Class B              --               --                --            --             --
         All contract charges                                --               --                --            --             --
EQ/Alliance Premier Growth
--------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $  6.60               --                --            --           7.84%
         Highest contract charge 1.90% Class B (h)      $  6.09               --                --            --           6.32%
         All contract charges                                --           54,060          $349,068            --             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $  6.12               --                --            --          22.65%
         Highest contract charges 1.90% Class B (h)     $  5.73               --                --            --          20.89%
         All contract charges                                --           55,750          $326,649            --             --
  2002   Lowest contract charges 0.50% Class B (d)      $  4.99               --                --            --         (31.55)%
         Highest contract charges 1.90% Class B (h)     $  4.74               --                --            --         (32.48)%
         All contract charges                                --           48,237          $232,039            --             --
  2001   Lowest contract charges 0.50% Class B (d)      $  7.29               --                --            --         (24.30)%
         Highest contract charges 1.90% Class B (h)     $  7.02               --                --            --           4.83%
         All contract charges                                --           49,585          $347,643          0.01%            --
  2000   Lowest contract charges 0.50% Class B (d)      $  9.63               --                --            --         (18.80)%
         Highest contract charges 1.60% Class B         $  9.45               --                --            --         (19.71)%
         All contract charges                                --           41,078          $388,954          0.79%            --
EQ/Alliance Quality Bond
------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (i)       $ 17.51               --                --            --           3.23%
         Highest contract charge 1.90% Class B (i)      $ 14.93               --                --            --           1.78%
         All contract charges                                --           21,465          $310,126          4.32%            --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (i)      $ 16.96               --                --            --           3.03%
         Highest contract charges 1.90% Class B (i)     $ 14.67               --                --            --           1.59%
         All contract charges                                --           16,832          $258,083          3.60%            --
  2002   Lowest contract charges 0.50% Class B (i)      $ 16.46               --                --            --           5.92%
         Highest contract charges 1.90% Class B (i)     $ 14.44               --                --            --           4.49%
         All contract charges                                --            5,930          $ 89,679          7.92%            --
  2001   Lowest contract charges 0.50% Class B               --               --                --            --             --
         Highest contract charges 1.90% Class B              --               --                --            --             --
         All contract charges                                --               --                --            --             --
  2000   Lowest contract charges 0.50% Class B               --               --                --            --             --
         Highest contract charges 1.60% Class B              --               --                --            --             --
         All contract charges                                --               --                --            --             --
EQ/Alliance Small Cap Growth (l)
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 16.41               --                --            --          13.41%
         Highest contract charge 1.90% Class B (h)      $ 14.72               --                --            --          11.82%
         All contract charges                                --           27,198          $400,895            --             --


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Units           Units          Net Assets     Investment        Total
                                                       Fair Value  Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ----------- --------------------- ------------ ---------------- -------------
EQ/Alliance Small Cap Growth (l) (Continued)
--------------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 14.47               --                 --           --           40.21%
         Highest contract charges 1.90% Class B (h)     $ 13.16               --                 --           --           38.25%
         All contract charges                                --           24,622         $  333,931           --              --
  2002   Lowest contract charges 0.50% Class B (d)      $ 10.32               --                 --           --          (30.55)%
         Highest contract charges 1.90% Class B (h)     $  9.52               --                 --           --          (31.56)%
         All contract charges                                --           16,457         $  160,910           --              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 14.86               --                 --           --          (13.70)%
         Highest contract charges 1.90% Class B (h)     $ 13.91               --                 --           --           14.37%
         All contract charges                                --           14,714         $  209,134         1.04%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 17.22               --                 --           --           13.08%
         Highest contract charges 1.60% Class B         $ 16.53               --                 --           --           11.84%
         All contract charges                                --           13,841         $  230,265           --              --
EQ/Bernstein Diversified Value
------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 15.30               --                 --           --           12.88%
         Highest contract charge 1.90% Class B (h)      $ 13.86               --                 --           --           11.29%
         All contract charges                                --           91,811         $1,278,595         2.22%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 13.56               --                 --           --           28.17%
         Highest contract charges 1.90% Class B (h)     $ 12.45               --                 --           --           26.28%
         All contract charges                                --           70,973         $  907,823         1.69%             --
  2002   Lowest contract charges 0.50% Class B (d)      $ 10.58               --                 --           --          (14.05)%
         Highest contract charges 1.90% Class B (h)     $  9.86               --                 --           --          (15.29)%
         All contract charges                                --           36,996         $  373,343         1.59%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 12.31               --                 --           --            2.50%
         Highest contract charges 1.90% Class B (h)     $ 11.64               --                 --           --            7.18%
         All contract charges                                --           21,630         $  256,192         1.05%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 12.01               --                 --           --          ( 2.45)%
         Highest contract charges 1.60% Class B         $ 11.61               --                 --           --          ( 3.57)%
         All contract charges                                --           14,989         $  174,965         0.89%             --
EQ/Calvert Socially Responsible
-------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (g)       $  8.50               --                 --           --            3.07%
         Highest contract charge 1.90% Class B (h)      $  7.88               --                 --           --            1.62%
         All contract charges                                --            3,656         $   31,705           --              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (g)      $  8.25               --                 --           --           27.31%
         Highest contract charges 1.90% Class B (h)     $  7.75               --                 --           --           25.41%
         All contract charges                                --            2,756         $   21,924           --              --
  2002   Lowest contract charges 0.50% Class B (g)      $  6.48               --                 --           --          (26.78)%
         Highest contract charges 1.90% Class B (h)     $  6.18               --                 --           --          (27.80)%
         All contract charges                                --              731         $    4,578           --              --
  2001   Lowest contract charges 0.50% Class B (g)      $  8.85               --                 --           --            2.89%
         Highest contract charges 1.90% Class B (h)     $  8.56               --                 --           --            7.16%
         All contract charges                                --               38         $      328           --              --
  2000   Lowest contract charges 0.50% Class B               --               --                 --           --              --
         Highest contract charges 1.60% Class B              --               --                 --           --              --
         All contract charges                                --               --                 --           --              --
EQ/Capital Guardian Growth
--------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 12.75               --                 --           --            5.01%
         Highest contract charge 1.90% Class B (h)      $ 11.44               --                 --           --            3.53%
         All contract charges                                --           20,651         $  244,375           --              --

                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                  Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Capital Guardian Growth (Continued)
--------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 12.14                --                --            --           23.38%
         Highest contract charges 1.90% Class B (h)     $ 11.05                --                --            --           21.70%
         All contract charges                                --            22,285          $254,404          0.13%             --
  2002   Lowest contract charges 0.50% Class B (d)      $  9.84                --                --            --          (26.73)%
         Highest contract charges 1.90% Class B (h)     $  9.08                --                --            --          (27.76)%
         All contract charges                                --            20,819          $194,509          0.10%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 13.43                --                --            --          (24.85)%
         Highest contract charges 1.90% Class B (h)     $ 12.57                --                --            --            6.97%
         All contract charges                                --            23,007          $295,990            --              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 17.87                --                --            --          (18.18)%
         Highest contract charges 1.60% Class B         $ 17.16                --                --            --          (19.06)%
         All contract charges                                --            22,879          $395,776          1.59%             --
EQ/Capital Guardian International
---------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 11.22                --                --            --           13.04%
         Highest contract charge 1.90% Class B (h)      $ 10.35                --                --            --           11.45%
         All contract charges                                --            49,365          $543,898          1.64%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $  9.92                --                --            --           31.91%
         Highest contract charges 1.90% Class B (h)     $  9.29                --                --            --           30.11%
         All contract charges                                --            34,025          $323,809          1.54%             --
  2002   Lowest contract charges 0.50% Class B (d)      $  7.52                --                --            --          (15.51)%
         Highest contract charges 1.90% Class B (h)     $  7.14                --                --            --          (16.69)%
         All contract charges                                --            15,843          $114,882          1.42%             --
  2001   Lowest contract charges 0.50% Class B (d)      $  8.90                --                --            --          (21.24)%
         Highest contract charges 1.90% Class B (h)     $  8.57                --                --            --            7.25%
         All contract charges                                --            11,548          $ 99,965          1.77%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 11.30                --                --            --          (19.50)%
         Highest contract charges 1.60% Class B         $ 11.09                --                --            --          (20.39)%
         All contract charges                                --             9,845          $109,358          0.47%             --
EQ/Capital Guardian Research (m)
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 11.87                --                --            --           10.35%
         Highest contract charge 1.90% Class B (h)      $ 10.95                --                --            --            8.80%
         All contract charges                                --            61,357          $694,282          0.67%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 10.76                --                --            --           30.90%
         Highest contract charges 1.90% Class B (h)     $ 10.07                --                --            --           29.10%
         All contract charges                                --            54,622          $562,488          0.48%             --
  2002   Lowest contract charges 0.50% Class B (d)      $  8.22                --                --            --          (25.07)%
         Highest contract charges 1.90% Class B (h)     $  7.80                --                --            --          (26.14)%
         All contract charges                                --            40,818          $324,026          0.43%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 10.97                --                --            --          ( 2.49)%
         Highest contract charges 1.90% Class B (h)     $ 10.56                --                --            --           11.48%
         All contract charges                                --             7,485          $ 79,895          0.22%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 11.25                --                --            --            5.38%
         Highest contract charges 1.60% Class B         $ 11.04                --                --            --            4.15%
         All contract charges                                --             5,673          $ 62,742          1.69%             --
EQ/Capital Guardian U.S. Equity (k)
-----------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 11.65                --                --            --            8.78%
         Highest contract charge 1.90% Class B (h)      $ 10.75                --                --            --            7.25%
         All contract charges                                --            73,991          $825,881          0.53%             --

                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Capital Guardian U.S. Equity (k) (Continued)
-----------------------------------------------
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 10.71                --                --            --           35.74%
         Highest contract charges 1.90% Class B (h)     $ 10.02                --                --            --           33.78%
         All contract charges                                --            56,813          $583,096          0.39%             --
  2002   Lowest contract charges 0.50% Class B (d)      $  7.89                --                --            --          (24.06)%
         Highest contract charges 1.90% Class B (h)     $  7.49                --                --            --          (25.10)%
         All contract charges                                --            24,868          $189,328          0.42%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 10.39                --                --            --          ( 2.53)%
         Highest contract charges 1.90% Class B (h)     $ 10.00                --                --            --           12.51%
         All contract charges                                --            16,170          $163,523          0.32%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 10.66                --                --            --            3.07%
         Highest contract charges 1.60% Class B         $ 10.46                --                --            --            1.95%
         All contract charges                                --            11,617          $121,719          2.33%             --
EQ/Emerging Markets Equity
--------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 11.34                --                --            --           23.06%
         Highest contract charge 1.90% Class B (h)      $ 10.21                --                --            --           21.33%
         All contract charges                                --            26,330          $296,336          0.74%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $  9.21                --                --            --           55.05%
         Highest contract charges 1.90% Class B (h)     $  8.42                --                --            --           53.09%
         All contract charges                                --            18,796          $164,082          1.03%             --
  2002   Lowest contract charges 0.50% Class B (d)      $  5.94                --                --            --          ( 6.31)%
         Highest contract charges 1.90% Class B (h)     $  5.50                --                --            --          ( 7.72)%
         All contract charges                                --            10,375          $ 58,530            --              --
  2001   Lowest contract charges 0.50% Class B (d)      $  6.34                --                --            --          ( 5.65)%
         Highest contract charges 1.90% Class B (h)     $  5.96                --                --            --           27.64%
         All contract charges                                --             9,079          $ 55,188            --              --
  2000   Lowest contract charges 0.50% Class B (d)      $  6.72                --                --            --          (40.34)%
         Highest contract charges 1.60% Class B         $  6.47                --                --            --          (41.02)%
         All contract charges                                --             8,892          $ 57,855            --              --
EQ/Enterprise Equity
--------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $ 19.57                --                --            --           12.32%
         Highest contract charge 1.90% Class B (p)      $ 15.50                --                --            --           12.03%
         All contract charges                                --               265          $  4,449            --              --
EQ/Enterprise Equity Income
---------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $  5.96                --                --            --            9.05%
         Highest contract charge 1.90% Class B (p)      $  5.47                --                --            --            8.76%
         All contract charges                                --             3,003          $ 16,894          3.71%             --
EQ/Enterprise Growth
--------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $  4.67                --                --            --            7.93%
         Highest contract charge 1.90% Class B (p)      $  4.28                --                --            --          ( 6.50)%
         All contract charges                                --               451          $  1,993          0.48%           7.65%
EQ/Enterprise Growth and Income
-------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $  5.44                --                --            --           11.67%
         Highest contract charge 1.90% Class B (p)      $  4.99                --                --            --           11.38%
         All contract charges                                --               449          $  2,306          3.51%             --

                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Enterprise Small Company Growth
----------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $  8.04                --                 --           --           14.09%
         Highest contract charge 1.90% Class B (p)      $  7.37                --                 --           --           13.79%
         All contract charges                                --               388         $    2,939           --              --
EQ/Enterprise Small Company Value
---------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (p)       $ 26.24                --                 --           --           13.51%
         Highest contract charge 1.90% Class B (p)      $ 20.79                --                 --           --           13.22%
         All contract charges                                --               797         $   17,882         8.20%             --
EQ/Equity 500 Index (e)
-----------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 28.13                --                 --           --            9.68%
         Highest contract charge 1.90% Class B (h)      $ 24.12                --                 --           --            8.14%
         All contract charges                                --            67,829         $1,471,224         1.53%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 25.65                --                 --           --           27.21%
         Highest contract charges 1.90% Class B (h)     $ 22.31                --                 --           --           25.40%
         All contract charges                                --            50,505         $1,166,468         1.51%             --
  2002   Lowest contract charges 0.50% Class B (d)      $ 20.16                --                 --           --          (22.79)%
         Highest contract charges 1.90% Class B (h)     $ 17.79                --                 --           --          (23.88)%
         All contract charges                                --            30,324         $  561,948         1.04%             --
  2001   Lowest contract charges 0.50% Class B (d)      $ 26.11                --                 --           --          (12.62)%
         Highest contract charges 1.90% Class B (h)     $ 23.37                --                 --           --            7.81%
         All contract charges                                --            24,226         $  586,435         0.85%             --
  2000   Lowest contract charges 0.50% Class B (d)      $ 29.88                --                 --           --          (10.26)%
         Highest contract charges 1.60% Class B (b)     $ 27.69                --                 --           --          (11.24)%
         All contract charges                                --            22,202         $  622,118         1.96%             --
EQ/Evergreen Omega
------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (j)       $  8.77                --                 --           --            6.51%
         Highest contract charge 1.90% Class B (h)      $  8.05                --                 --           --            5.01%
         All contract charges                                --            15,623         $  142,569         0.35%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (j)      $  8.23                --                 --           --           37.40%
         Highest contract charges 1.90% Class B (h)     $  7.67                --                 --           --           35.51%
         All contract charges                                --             9,822         $   78,212           --              --
  2002   Lowest contract charges 0.50% Class B (j)      $  5.99                --                 --           --          (24.37)%
         Highest contract charges 1.90% Class B (h)     $  5.66                --                 --           --          (25.43)%
         All contract charges                                --             2,262         $   13,052           --              --
  2001   Lowest contract charges 0.95% Class B          $  7.81                --                 --           --          (17.79)%
         Highest contract charges 1.90% Class B (h)     $  7.59                --                 --           --            8.89%
         All contract charges                                --               464         $    3,565         0.01%             --
  2000   Lowest contract charges 0.95% Class B          $  9.50                --                 --           --          (12.60)%
         Highest contract charges 1.60% Class B         $  9.38                --                 --           --          (13.15)%
         All contract charges                                --               261         $    2,455         0.30%             --
EQ/FI Mid Cap
-------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 11.56                --                 --           --           15.45%
         Highest contract charge 1.90% Class B (h)      $ 10.87                --                 --           --           13.82%
         All contract charges                                --            64,623         $  740,923         7.05%             --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 10.01                --                 --           --           42.80%
         Highest contract charges 1.90% Class B (h)     $  9.55                --                 --           --           40.88%
         All contract charges                                --            49,567         $  483,002           --              --

                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/FI Mid Cap (Continued)
-------------------------
  2002   Lowest contract charges 0.50% Class B (d)      $  7.01                --                 --           --           (18.87)%
         Highest contract charges 1.90% Class B (h)     $  6.78                --                 --           --           (20.05)%
         All contract charges                                --            18,844         $  129,102         0.01%              --
  2001   Lowest contract charges 0.50% Class B (d)      $  8.64                --                 --           --           (13.86)%
         Highest contract charges 1.90% Class B (h)     $  8.48                --                 --           --            16.73%
         All contract charges                                --             9,447         $   80,508         0.23%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 10.03                --                 --           --             0.26%
         Highest contract charges 1.60% Class B (c)     $  9.99                --                 --           --           ( 0.01)%
         All contract charges                                --             1,874         $   18,728         0.41%              --
EQ/FI Small/Mid Cap Value
-------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 15.38                --                 --           --            17.26%
         Highest contract charge 1.90% Class B (h)      $ 13.80                --                 --           --            15.61%
         All contract charges                                --            46,228         $  648,657         9.37%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 13.12                --                 --           --            32.65%
         Highest contract charges 1.90% Class B (h)     $ 11.94                --                 --           --            30.78%
         All contract charges                                --            35,841         $  441,408         0.48%              --
  2002   Lowest contract charges 0.50% Class B (d)      $  9.89                --                 --           --           (15.18)%
         Highest contract charges 1.90% Class B (h)     $  9.13                --                 --           --           (16.32)%
         All contract charges                                --            18,536         $  173,781         0.70%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 11.66                --                 --           --             3.46%
         Highest contract charges 1.90% Class B (h)     $ 10.91                --                 --           --            13.94%
         All contract charges                                --             7,454         $   82,875         0.97%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 11.27                --                 --           --             4.61%
         Highest contract charges 1.60% Class B (c)     $ 10.82                --                 --           --             3.46%
         All contract charges                                --               681         $    7,396         2.30%              --
EQ/J.P. Morgan Core Bond
------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 14.70                --                 --           --             3.58%
         Highest contract charge 1.90% Class B (h)      $ 13.31                --                 --           --             2.12%
         All contract charges                                --            80,724         $1,064,120         4.41%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 14.19                --                 --           --             2.84%
         Highest contract charges 1.90% Class B (h)     $ 13.04                --                 --           --             1.48%
         All contract charges                                --            72,059         $  963,308         3.72%              --
  2002   Lowest contract charges 0.50% Class B (d)      $ 13.80                --                 --           --             9.09%
         Highest contract charges 1.90% Class B (h)     $ 12.85                --                 --           --             7.44%
         All contract charges                                --            51,512         $  676,993         5.39%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 12.65                --                 --           --             7.39%
         Highest contract charges 1.90% Class B (h)     $ 11.96                --                 --           --           ( 0.84)%
         All contract charges                                --            34,831         $  423,723         5.43%              --
  2000   Lowest contract charges 0.50% Class B          $ 11.78                --                 --           --            10.93%
         Highest contract charges 1.60% Class B         $ 11.40                --                 --           --             9.72%
         All contract charges                                --            20,320         $  232,778         6.03%              --


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                      ------------ --------------------- ------------ ---------------- -------------

EQ/Janus Large Cap Growth
-------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $  6.25                --                --            --            11.59%
         Highest contract charge 1.90% Class B (h)      $  5.88                --                --            --            10.02%
         All contract charges                                --            30,303          $194,427          0.26%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $  5.60                --                --            --            25.28%
         Highest contract charges 1.90% Class B (h)     $  5.34                --                --            --            23.33%
         All contract charges                                --            28,669          $156,361            --               --
  2002   Lowest contract charges 0.50% Class B (d)      $  4.47                --                --            --           (30.70)%
         Highest contract charges 1.90% Class B (h)     $  4.33                --                --            --           (31.60)%
         All contract charges                                --            19,297          $ 84,342            --               --
  2001   Lowest contract charges 0.50% Class B (d)      $  6.45                --                --            --           (23.40)%
         Highest contract charges 1.90% Class B (h)     $  6.33                --                --            --            10.07%
         All contract charges                                --            12,636          $ 80,396          0.01%              --
  2000   Lowest contract charges 0.50% Class B (d)      $  8.42                --                --            --           (15.82)%
         Highest contract charges 1.60% Class B (c)     $  8.39                --                --            --           (16.13)%
         All contract charges                                --              3,233          $ 18,736          0.32%              --
EQ/JP Morgan Value Opportunities
----------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 14.10                --                 --           --            10.33%
         Highest contract charge 1.90% Class B (h)      $ 12.64                --                 --           --             8.78%
         All contract charges                                --            38,178         $  499,166         1.28%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 12.78                --                 --           --            26.16%
         Highest contract charges 1.90% Class B (h)     $ 11.62                --                 --           --            24.41%
         All contract charges                                --            39,281         $  471,766         1.42%              --
  2002   Lowest contract charges 0.50% Class B (d)      $ 10.13                --                --            --           (19.41)%
         Highest contract charges 1.90% Class B (h)     $  9.34                --                --            --           (20.65)%
         All contract charges                                --            36,586          $351,427          1.36%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 12.57                --                --            --           ( 7.30)%
         Highest contract charges 1.90% Class B (h)     $ 11.77                --                --            --             5.36%
         All contract charges                                --            36,246          $436,613          0.96%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 13.56                --                --            --             6.25%
         Highest contract charges 1.60% Class B         $ 13.02                --                --            --             5.08%
         All contract charges                                --            31,527          $413,937          1.01%              --
EQ/Lazard Small Cap Value
-------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 17.65                --                --            --            16.52%
         Highest contract charge 1.90% Class B (h)      $ 15.99                --                --            --            14.88%
         All contract charges                                --            52,025          $811,982         11.71%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 15.15                --                --            --            36.75%
         Highest contract charges 1.90% Class B (h)     $ 13.92                --                --            --            34.75%
         All contract charges                                --            38,520          $549,902          1.38%              --
  2002   Lowest contract charges 0.50% Class B (d)      $ 11.08                --                --            --           (14.31)%
         Highest contract charges 1.90% Class B (h)     $ 10.33                --                --            --           (15.47)%
         All contract charges                                --            22,123          $233,903          0.79%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 12.93                --                --            --            17.12%
         Highest contract charges 1.90% Class B (h)     $ 12.22                --                --            --            17.57%
         All contract charges                                --            13,643          $169,843          4.42%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 11.04                --                --            --            17.93%
         Highest contract charges 1.60% Class B         $ 10.68                --                --            --            16.69%
         All contract charges                                --             9,962          $106,984          2.89%              --
EQ/Marsico Focus
----------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (g)       $ 14.36                --                --            --             9.96%
         Highest contract charge 1.90% Class B (h)      $ 13.70                --                --            --             8.41%
         All contract charges                                --            69,842          $931,060            --               --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (g)      $ 13.06                --                --            --            30.45%
         Highest contract charges 1.90% Class B (h)     $ 12.63                --                --            --            28.62%
         All contract charges                                --            50,777          $646,010            --               --

                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Marsico Focus (Continued)
----------------------------
  2002   Lowest contract charges 0.50% Class B (g)      $ 10.01                --                --            --           (11.96)%
         Highest contract charges 1.90% Class B (h)     $  9.82                --                --            --           (13.25)%
         All contract charges                                --            11,834          $116,998          0.04%              --
  2001   Lowest contract charges 0.50% Class B (g)      $ 11.37                --                --            --            13.36%
         Highest contract charges 1.90% Class B (h)     $ 11.32                --                --            --             6.88%
         All contract charges                                --               328          $  3,718            --               --
  2000   Lowest contract charges 0.50% Class B               --                --                --            --               --
         Highest contract charges 1.60% Class B              --                --                --            --               --
         All contract charges                                --                --                --            --               --
EQ/Mercury Basic Value Equity
-----------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (j)       $ 21.32                --                --            --            10.02%
         Highest contract charge 1.90% Class B (h)      $ 19.12                --                --            --             8.47%
         All contract charges                                --            40,543          $701,451          5.74%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (j)      $ 19.38                --                --            --            30.58%
         Highest contract charges 1.90% Class B (h)     $ 17.63                --                --            --            28.69%
         All contract charges                                --            25,890          $466,739          0.68%              --
  2002   Lowest contract charges 0.50% Class B (j)      $ 14.84                --                --            --           (17.09)%
         Highest contract charges 1.90% Class B (h)     $ 13.70                --                --            --           (18.26)%
         All contract charges                                --            13,004          $183,216          1.18%              --
  2001   Lowest contract charges 0.95% Class B          $ 17.53                --                --            --             4.53%
         Highest contract charges 1.90% Class B (h)     $ 16.76                --                --            --            14.66%
         All contract charges                                --             8,262          $141,613          3.46%              --
  2000   Lowest contract charges 0.95% Class B          $ 16.77                --                --            --            10.77%
         Highest contract charges 1.60% Class B         $ 16.37                --                --            --            10.01%
         All contract charges                                --             7,266          $119,837          5.55%              --
EQ/Mercury International Value
------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 18.04                --                --            --            21.04%
         Highest contract charge 1.90% Class B (h)      $ 16.18                --                --            --            19.33%
         All contract charges                                --            34,210          $557,170          1.66%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 14.90                --                --            --            27.35%
         Highest contract charges 1.90% Class B (h)     $ 13.56                --                --            --            25.56%
         All contract charges                                --            29,705          $415,925          2.52%              --
  2002   Lowest contract charges 0.50% Class B (d)      $ 11.70                --                --            --           (17.02)%
         Highest contract charges 1.90% Class B (h)     $ 10.80                --                --            --           (18.18)%
         All contract charges                                --            23,303          $258,604          0.64%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 14.10                --                --            --           (21.93)%
         Highest contract charges 1.90% Class B (h)     $ 13.20                --                --            --             4.31%
         All contract charges                                --            21,672          $292,625          0.66%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 18.06                --                --            --           (12.75)%
         Highest contract charges 1.60% Class B         $ 17.34                --                --            --           (13.73)%
         All contract charges                                --            20,205          $353,019          9.45%              --
EQ/MFS Emerging Growth Companies
--------------------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 14.09                --                --            --            12.06%
         Highest contract charge 1.90% Class B (h)      $ 12.64                --                --            --            10.48%
         All contract charges                                --            20,997          $272,395            --               --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 12.58                --                --            --            28.76%
         Highest contract charges 1.90% Class B (h)     $ 11.44                --                --            --            26.84%
         All contract charges                                --            21,351          $252,025            --               --

                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                              Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/MFS Emerging Growth Companies (Continued)
--------------------------------------------
  2002   Lowest contract charges 0.50% Class B (d)      $  9.77                --                --            --           (34.70)%
         Highest contract charges 1.90% Class B (h)     $  9.02                --                --            --           (35.57)%
         All contract charges                                --            20,399          $188,909            --               --
  2001   Lowest contract charges 0.50% Class B (d)      $ 14.96                --                --            --            34.36%
         Highest contract charges 1.90% Class B (h)     $ 14.00                --                --            --            14.88%
         All contract charges                                --            23,969          $342,882          0.02%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 22.79                --                --            --           (19.24)%
         Highest contract charges 1.60% Class B         $ 21.88                --                --            --           (20.15)%
         All contract charges                                --            24,193          $532,893          2.00%              --
EQ/MFS Investors Trust
----------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $  9.45                --                --            --            10.84%
         Highest contract charge 1.90% Class B (h)      $  8.68                --                --            --             9.28%
         All contract charges                                --            32,507          $295,494          0.58%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $  8.53                --                --            --            21.51%
         Highest contract charges 1.90% Class B (h)     $  7.94                --                --            --            19.58%
         All contract charges                                --            32,811          $266,998          0.69%              --
  2002   Lowest contract charges 0.50% Class B (d)      $  7.02                --                --            --           (21.48)%
         Highest contract charges 1.90% Class B (h)     $  6.64                --                --            --           (22.43)%
         All contract charges                                --            25,059          $169,062          0.55%              --
  2001   Lowest contract charges 0.50% Class B (d)      $  8.94                --                --            --           (16.37)%
         Highest contract charges 1.90% Class B (h)     $  8.56                --                --            --             5.14%
         All contract charges                                --            24,165          $209,512          0.44%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 10.69                --                --            --           ( 1.19)%
         Highest contract charges 1.60% Class B         $ 10.45                --                --            --           ( 2.34)%
         All contract charges                                --            18,298          $191,799          0.42%              --
EQ/Money Market
---------------
  2004   Unit Value 0.00% to 1.90%*
         Lowest contract charge 0.00% Class B           $ 38.75                --                --            --             0.78%
         Highest contract charge 1.90% Class B (h)      $ 24.71                --                --            --           ( 1.14)%
         All contract charges                                --            22,453          $474,277          0.74%              --
  2003   Unit Value 0.00% to 1.90%*
         Lowest contract charges 0.00% Class B          $ 38.46                --                --            --             0.56%
         Highest contract charges 1.90% Class B (h)     $ 25.00                --                --            --           ( 1.35)%
         All contract charges                                --            22,249          $587,929          0.52%              --
  2002   Lowest contract charges 0.00% Class B          $ 38.24                --                --            --             1.24%
         Highest contract charges 1.90% Class B (h)     $ 25.34                --                --            --           ( 0.67)%
         All contract charges                                --            26,987          $751,628          3.15%              --
  2001   Lowest contract charges 0.00% Class B          $ 37.77                --                --            --             3.56%
         Highest contract charges 1.90% Class B (h)     $ 25.51                --                --            --             0.00%
         All contract charges                                --            24,948          $690,107          3.76%              --
  2000   Lowest contract charges 0.00% Class B          $ 36.47                --                --            --             5.99%
         Highest contract charges 1.60% Class B         $ 26.65                --                --            --             4.31%
         All contract charges                                --            16,149          $439,105          5.90%              --
EQ/Small Company Index
----------------------
  2004   Unit Value 0.50% to 1.90%*
         Lowest contract charge 0.50% Class B (d)       $ 15.24                --                --            --            17.08%
         Highest contract charge 1.90% Class B (h)      $ 13.80                --                --            --            15.44%
         All contract charges                                --            24,789          $343,808          4.24%              --
  2003   Unit Value 0.50% to 1.90%*
         Lowest contract charges 0.50% Class B (d)      $ 13.02                --                --            --            45.15%
         Highest contract charges 1.90% Class B (h)     $ 11.95                --                --            --            43.11%
         All contract charges                                --            19,516          $239,728          0.37%              --

                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Units            Units          Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                      ------------ --------------------- ------------ ---------------- -------------
EQ/Small Company Index (Continued)
----------------------------------
  2002   Lowest contract charges 0.50% Class B (d)      $  8.97               --                 --            --           (21.32)%
         Highest contract charges 1.90% Class B (h)     $  8.35               --                 --            --           (22.47)%
         All contract charges                                --            8,384           $ 71,737          0.61%              --
  2001   Lowest contract charges 0.50% Class B (d)      $ 11.40               --                 --            --             1.60%
         Highest contract charges 1.90% Class B (h)     $ 10.77               --                 --            --            18.29%
         All contract charges                                --            5,542           $ 60,777          0.58%              --
  2000   Lowest contract charges 0.50% Class B (d)      $ 11.22               --                 --            --           ( 3.88)%
         Highest contract charges 1.60% Class B         $ 10.86               --                 --            --           ( 4.90)%
         All contract charges                                --            5,020           $ 54,793          7.05%              --
EQ/Wells Fargo Montgomery Small Cap
-----------------------------------
  2004   Unit Value 1.25% to 1.70%*
         Lowest contract charge 1.25% Class B (p)      $ 11.37               --                 --            --            14.31%
         Highest contract charge 1.70% Class B(p)      $ 11.36               --                 --            --            14.22%
         All contract charges                                --               24           $    282            --               --
Laudus Rosenberg VIT Value Long/Short Equity
--------------------------------------------
  2004   Unit Value 1.20% to 1.70%*
         Lowest contract charge 1.20% Class B (n)       $ 10.16               --                 --            --             1.27%
         Highest contract charge 1.70% Class B (t)      $ 10.35               --                 --            --             1.87%
         All contract charges                                --            3,869           $ 39,780            --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charge 0.50% Class B (q)       $ 10.17               --                 --            --             1.72%
         Highest contract charge 1.70% Class B (q)      $ 10.16               --                 --            --             1.60%
         All contract charges                                --               95           $    966            --               --
U.S. Real Estate -- Class II
----------------------------
  2004   Unit Value 1.20% to 1.70%*
         Lowest contract charge 1.20% Class B (n)       $ 12.73               --                 --            --            12.47%
         Highest contract charge 1.70% Class B (q)      $ 14.70               --                 --            --            33.76%
         All contract charges                                --            9,422           $131,961          2.39%              --
  2003   Unit Value 1.25% to 1.70%*
         Lowest contract charges 1.25% Class B (q)      $ 11.00               --                 --            --            10.00%
         Highest contract charges 1.70% Class B (q)     $ 10.99               --                 --            --             9.90%
         All contract charges                                --              188           $  2,058            --               --

(a) Units were made available for sale on March 1, 2000.
(b) Units were made available for sale on May 2, 2000.
(c) Units were made available for sale on September 5, 2000.
(d) Units were made available for sale on October 2, 2000.
(e) A substitution of BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000.
(f) A substitution of EQ/Evergreen Foundation and Mercury World Strategy for AXA Moderate Allocation occurred on May 18, 2001. Units in AXA Moderate Allocation were made available for sale on May 18, 2001.
(g) Units were made available for sale on September 4, 2001.
(h) Units were made available for sale on October 8, 2001.
(i) Units were made available on January 14, 2002.
(j) Units were made available for sale on April 1, 2002.
(k) A substitution of EQ/AXP New Dimensions Portfolio for the EQ/Capital Guardian U.S. Equity Portfolio occurred on July 12, 2002.
(l) A substitution of EQ/AXP Strategy Aggressive Portfolio for the EQ/Alliance Small Cap Growth Portfolio occurred on July 12, 2002.
(m) A substitution of EQ/MFS Research Portfolio for the EQ/Capital Guardian Research Portfolio occurred on November 22, 2002.
(n) Units were made available for sale on February 13, 2004.
(o) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology occurred on May 14, 2004 (See Note 5).
(p) Units were made available for sale on October 25, 2004.
(q) Units were made available on September 22, 2003
(r) A substitution of EQ/Alliance Growth Investors Portfolio for the AXA Moderate Allocation Portfolio occurred on November 22, 2002.
(s) A substitution of EQ/Alliance Global Portfolio for the EQ/Alliance International Portfolio occurred on November 22, 2002.
(t) A substitution of EQ/International Equity Index Portfolio for EQ/Alliance International Portfolio occurred on May 2, 2003 (See Note 5).

                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Concluded)

December 31, 2004


7. Accumulation Unit Values (Concluded)

* Expenses as a percentage of average net assets (0.00%, 0.50%, 0.95%, 1.20%, 1.25% 1.35%, 1.40%, 1.50%, 1.55%, 1.60%, 1.65%, 1.70%, 1.80%, and
     1.90% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.

** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                     FSA-68

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholders' equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2004 and December 31, 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of Notes to the Consolidated Financial Statements, in 2004 AXA Equitable changed its method of accounting for variable interest entities and certain nontraditional long-duration contracts and for Separate Accounts and in 2002 changed its method of accounting for variable annuity products that contain guaranteed minimum income benefit features, and its method of accounting for intangible and long-lived assets.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 31, 2005

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                                                                 DECEMBER 31,          December 31,
                                                                                    2004                  2003
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS

Investments:
  Fixed maturities available for sale, at estimated fair value..............  $    30,722.3        $    29,095.5
  Mortgage loans on real estate.............................................        3,131.9              3,503.1
  Equity real estate, held for the production of income.....................          643.2                656.5
  Policy loans..............................................................        3,831.4              3,894.3
  Other equity investments..................................................        1,010.5                789.1
  Other invested assets.....................................................        1,112.1                825.2
                                                                              -----------------    -----------------
      Total investments.....................................................       40,451.4             38,763.7
Cash and cash equivalents...................................................        1,680.8                999.1
Cash and securities segregated, at estimated fair value.....................        1,489.0              1,285.8
Broker-dealer related receivables...........................................        2,187.7              2,284.7
Deferred policy acquisition costs...........................................        6,813.9              6,290.4
Goodwill and other intangible assets, net...................................        3,761.4              3,513.4
Amounts due from reinsurers.................................................        2,549.6              2,460.4
Loans to affiliates, at estimated fair value................................          400.0                400.0
Other assets................................................................        3,600.9              3,829.7
Separate Accounts' assets...................................................       61,559.4             54,438.1
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $   124,494.1        $   114,265.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $    26,875.1        $    25,307.7
Future policy benefits and other policyholders liabilities..................       14,099.6             13,934.7
Broker-dealer related payables..............................................          945.9              1,261.8
Customers related payables..................................................        2,658.7              1,897.5
Amounts due to reinsurers...................................................          994.0                936.5
Short-term and long-term debt...............................................        1,255.5              1,253.2
Income taxes payable........................................................        2,714.8              2,362.8
Other liabilities...........................................................        1,859.6              2,006.9
Separate Accounts' liabilities..............................................       61,559.4             54,300.6
Minority interest in equity of consolidated subsidiaries....................        2,040.4              1,744.9
Minority interest subject to redemption rights..............................          266.6                488.1
                                                                              -----------------    -----------------
      Total liabilities.....................................................      115,269.6            105,494.7
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 12, 14, 15, 16 and 17)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding....................................................            2.5                  2.5
Capital in excess of par value..............................................        4,890.9              4,848.2
Retained earnings...........................................................        3,457.0              3,027.1
Accumulated other comprehensive income......................................          874.1                892.8
                                                                              -----------------    -----------------
      Total shareholder's equity............................................        9,224.5              8,770.6
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $   124,494.1        $   114,265.3
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                      2004               2003               2002
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................   $    1,595.4       $     1,376.7      $     1,315.5
Premiums......................................................          879.6               889.4              945.2
Net investment income.........................................        2,501.4             2,386.9            2,377.2
Investment gains (losses), net................................           65.0               (62.3)            (278.5)
Commissions, fees and other income............................        3,355.0             2,811.8            2,987.6
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        8,396.4             7,402.5            7,347.0
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,867.1             1,708.2            2,036.0
Interest credited to policyholders' account balances..........        1,038.1               969.7              972.5
Compensation and benefits.....................................        1,604.9             1,327.0            1,244.3
Commissions...................................................        1,017.3               991.9              788.8
Distribution plan payments....................................          374.2               370.6              392.8
Amortization of deferred sales commissions....................          177.4               208.6              229.0
Interest expense..............................................           76.8                82.3               95.7
Amortization of deferred policy acquisition costs.............          472.9               434.6              296.7
Capitalization of deferred policy acquisition costs...........       (1,015.9)             (990.7)            (754.8)
Rent expense..................................................          185.0               165.8              168.8
Amortization of other intangible assets, net..................           22.9                21.9               21.2
Alliance charge for mutual fund matters and legal proceedings.            -                 330.0                -
Other operating costs and expenses............................          901.5               832.4              827.4
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,722.2             6,452.3            6,318.4
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before
  income taxes and minority interest..........................        1,674.2               950.2            1,028.6
Income taxes..................................................         (396.3)             (240.5)             (50.9)
Minority interest in net income of consolidated subsidiaries..         (384.1)             (188.7)            (362.8)
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations...........................          893.8               521.0              614.9
Earnings from other discontinued operations,
  net of income taxes.........................................            7.9                 3.4                5.6
Gain on sale of real estate held-for-sale, net of income taxes           31.1                 -                  -
Cumulative effect of accounting changes, net of
  income taxes................................................           (2.9)                -                (33.1)
                                                                -----------------  -----------------  -----------------
Net Earnings..................................................   $      929.9       $       524.4      $       587.4
                                                                =================  =================  =================





                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                         2004               2003               2002
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
Common stock, at par value, beginning and end of year.........      $         2.5       $        2.5       $        2.5
                                                                   -----------------   ----------------   ----------------

Capital in excess of par value, beginning of year.............            4,848.2            4,812.8            4,753.6
Increase in additional paid in capital
    in excess of par value....................................               42.7               35.4               59.2
                                                                   -----------------   ----------------   ----------------
Capital in excess of par value, end of year...................            4,890.9            4,848.2            4,812.8
                                                                   -----------------   ----------------   ----------------

Retained earnings, beginning of year..........................            3,027.1            2,902.7            2,815.3
Net earnings..................................................              929.9              524.4              587.4
Shareholder dividends paid....................................             (500.0)            (400.0)            (500.0)
                                                                   -----------------   ----------------   ----------------
Retained earnings, end of year................................            3,457.0            3,027.1            2,902.7
                                                                   -----------------   ----------------   ----------------

Accumulated other comprehensive income,
  beginning of year...........................................              892.8              681.1              215.4
Other comprehensive (loss) income.............................              (18.7)             211.7              465.7
                                                                   -----------------   ----------------   ----------------
Accumulated other comprehensive income, end of year...........              874.1              892.8              681.1
                                                                   -----------------   ----------------   ----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................      $     9,224.5       $    8,770.6       $    8,399.1
                                                                   =================   ================   ================

COMPREHENSIVE INCOME
Net earnings..................................................      $       929.9       $      524.4       $      587.4
                                                                   -----------------   ----------------   ----------------
Change in unrealized (losses) gains, net of reclassification
   adjustments................................................              (31.1)             211.7              465.6
Minimum pension liability adjustment..........................                -                  -                   .1
Cumulative effect of accounting changes.......................               12.4                -                  -
                                                                   -----------------   ----------------   ----------------
Other comprehensive income....................................              (18.7)             211.7              465.7
                                                                   -----------------   ----------------   ----------------
COMPREHENSIVE INCOME..........................................      $       911.2       $      736.1       $    1,053.1
                                                                   =================   ================   ================











                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                       2004                2003               2002
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net earnings..................................................    $       929.9       $      524.4       $       587.4
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances........          1,038.1              969.7               972.5
  Universal life and investment-type product
    policy fee income.........................................         (1,595.4)          (1,376.7)           (1,315.5)
  Net change in broker-dealer and customer related
    receivables/payables......................................            379.6               22.5              (237.3)
  Investment (gains) losses, net..............................            (65.0)              62.3               278.5
  Change in deferred policy acquisition costs.................           (543.0)            (556.1)             (458.1)
  Change in future policy benefits............................            129.3              (97.4)              218.0
  Change in property and equipment............................            (69.3)             (55.8)              (76.6)
  Change in income tax payable................................            349.6              246.3                93.3
  Change in accounts payable and accrued expenses.............            (27.4)             276.8                (8.9)
  Change in segregated cash and securities, net...............           (203.2)            (111.5)              240.8
  Minority interest in net income of consolidated subsidiaries            386.8              188.7               362.8
  Change in fair value of guaranteed
    minimum income benefit reinsurance contracts..............            (61.0)              91.0              (120.0)
  Amortization of deferred sales commissions..................            177.4              208.6               229.0
  Amortization of other intangible assets, net................             22.9               21.9                21.2
  Other, net..................................................            194.3              272.6              (114.2)
                                                                 -----------------   -----------------  -----------------
Net cash provided by operating activities.....................          1,043.6              687.3               672.9
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................          3,341.9            4,216.4             2,996.0
  Sales.......................................................          2,983.6            4,818.2             8,035.9
  Purchases...................................................         (7,052.5)         (11,457.9)          (12,709.0)
  Change in short-term investments............................            (77.2)             610.7              (568.9)
  Purchase of minority interest in consolidated subsidiary ...           (410.7)               -                (249.7)
  Other, net..................................................            169.7               89.3               126.6
                                                                 -----------------   -----------------  -----------------
Net cash used by investing activities.........................         (1,045.2)          (1,723.3)           (2,369.1)
                                                                 -----------------   -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................          4,029.4            5,639.1             4,328.5
    Withdrawals and transfers to Separate Accounts............         (2,716.0)          (3,181.1)           (2,022.9)
  Net change in short-term financings.........................              -                (22.1)             (201.2)
  Shareholder dividends paid..................................           (500.0)            (400.0)             (500.0)
  Other, net..................................................           (130.1)            (270.4)             (318.6)
                                                                 -----------------   -----------------  -----------------
Net cash provided by financing activities.....................            683.3            1,765.5             1,285.8
                                                                 -----------------   -----------------  -----------------

Change in cash and cash equivalents...........................            681.7              729.5              (410.4)
Cash and cash equivalents, beginning of year..................            999.1              269.6               680.0
                                                                 -----------------   -----------------  -----------------
Cash and Cash Equivalents, End of Year........................    $     1,680.8       $      999.1       $       269.6
                                                                 =================   =================  =================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                   (CONTINUED)

                                                                      2004               2003               2002
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information:
  Interest Paid...............................................   $       86.2       $        91.0      $        80.5
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      154.4       $       (45.7)     $      (139.6)
                                                                =================  =================  =================









                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)  ORGANIZATION

    In 2004, The Equitable Life Assurance Society of the United States was renamed to AXA Equitable Life Insurance Company ("AXA Equitable"). AXA Equitable, collectively with its consolidated subsidiaries (the "Company"), is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). The Company's insurance business is conducted principally by AXA Equitable and its wholly owned life insurance subsidiary, AXA Life and Annuity Company ("AXA Life"), whose name was changed in 2004 from The Equitable of Colorado. The Company's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance").

    In October 2000, Alliance acquired substantially all of the assets and liabilities of SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"). In the fourth quarter of 2002, the Company acquired 8.16 million units in Alliance ("Alliance Units") at the aggregate market price of $249.7 million from SCB Inc. and SCB Partners, Inc. under a preexisting agreement (see Note 2). In March and December 2004, the Company acquired a total of 10.7 million Alliance Units at the aggregated market price of $410.7 million from SCB Inc. and SCB Partners, Inc. under this preexisting agreement. As a result of the 2004 transactions, the Company recorded additional goodwill of $217.9 million and other intangible assets of $26.9 million.

    The Company's consolidated economic interest in Alliance was 46.4% at December 31, 2004, and together with it's ownership with other AXA Financial companies, the consolidated economic interests in Alliance was approximately 61.3%.

    In July 2004, the Holding Company completed its acquisition of The MONY Group Inc. ("MONY"). The acquisition provides AXA Financial with additional scale in distribution, client base and assets under management.

    AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In 2000, AXA acquired the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

2)  SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation and Principles of Consolidation
    -----------------------------------------------------

    The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

    The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

    All significant intercompany transactions and balances except those with discontinued operations have been eliminated in consolidation. The years "2004," "2003" and "2002" refer to the years ended December 31, 2004, 2003 and 2002, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

    Closed Block
    ------------

    As a result of demutualization, Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its own participating policyholders.

    Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block that would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

    Other Discontinued Operations
    -----------------------------

    In 1991, management discontinued the business of certain pension business operations ("Other Discontinued Operations"). Other Discontinued Operations principally consist of the group non-participating wind-up annuity products, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2004 is adequate to provide for all future losses; however, the determination of the allowance involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Other Discontinued Operations ("Discontinued Operations Investment Assets"). There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of Other Discontinued Operations differ from management's current estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in Other Discontinued Operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result. See
    Note 8 of Notes to Consolidated Financial Statements.

    Accounting Changes
    ------------------

    At March 31, 2004, the Company completed its transition to the consolidation and disclosure requirements of FIN No. 46(R), "Consolidation of Variable Interest Entities, Revised".

    At December 31, 2004, the Insurance Group's General Account held $34.1 million of investment assets issued by VIEs and determined to be significant variable interests under FIN No. 46(R). As reported in the consolidated balance sheet, these investments included $32.9 million of fixed maturities (collateralized debt and loan obligations) and $1.2 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2004 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance

    Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

    Management of Alliance has reviewed its investment management agreements and its investments in and other financial arrangements with certain entities that hold client assets under management to determine the entities that Alliance is required to consolidate under FIN No. 46(R). These include certain mutual fund products domiciled in Luxembourg, India, Japan, Singapore and Australia ("collectively "Offshore Funds"), hedge funds, structured products, group trusts and joint ventures.

    As a result of its review, Alliance Capital had consolidated an investment in a joint venture and its funds under management. At December 31, 2004, Alliance Capital sold this investment and accordingly, no longer consolidates this investment and its funds under management.

    Alliance Capital derived no direct benefit from client assets under management of these entities other than investment management fees and cannot utilize those assets in its operations.

    Alliance has significant variable interests in certain other VIEs with approximately $845 million in client assets under management. However, these VIEs do not require consolidation because management has determined that Alliance is not the primary beneficiary. Alliance's maximum exposure to loss in these entities is limited to its nominal investments in and prospective investment management fees earned from these entities.

    Effective January 1, 2004, the Company adopted SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". SOP 03-1 required a change in the Company's accounting policies relating to (a) general account interests in separate accounts, (b) assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts, (c) liabilities related to group pension participating contracts, and (d) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and interest-sensitive life policies.

    The adoption of SOP 03-1 required changes in several of the Company's accounting policies relating to separate account assets and liabilities. The Company now reports the General Account's interests in separate accounts as trading account securities in the consolidated balance sheet; prior to the adoption of SOP 03-1, such interests were included in Separate Accounts' assets. Also, the assets and liabilities of two Separate Accounts are now presented and accounted for as General Account assets and liabilities, effective January 1, 2004. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying 2004 consolidated financial statements. These two Separate Accounts hold assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts. In addition, liabilities associated with the market value adjustment feature are now reported at the accrued account balance. Prior to the adoption of SOP 03-1, such liabilities had been reported at market adjusted value.

    Prior to the adoption of SOP 03-1, the liabilities for group pension participating contracts were adjusted only for changes in the fair value of certain related investment assets that were reported at fair value in the balance sheet (including fixed maturities and equity securities classified as available for sale, but not equity real estate or mortgage loans) with changes in the liabilities recorded directly in Accumulated other comprehensive income to offset the unrealized gains and losses on the related assets. SOP 03-1 required an adjustment to the liabilities for group pension participating contracts to reflect the fair value of all the assets on which those contracts' returns are based, regardless of whether those assets are reported at fair value in the balance sheet. Changes in the liability related to fluctuations in asset fair values are now reported as Interest credited to policyholders' account balances in the consolidated statements of earnings.

    In addition, the adoption of SOP 03-1 resulted in a change in the method of determining liabilities associated with the no lapse guarantee feature contained in variable and interest-sensitive life contracts. While both the Company's previous method of establishing the no lapse guarantee reserve and the SOP 03-1 method are based on accumulation of a portion of the charges for the no lapse guarantee feature, SOP 03-1 specifies a different approach for identifying the portion of the fee to be accrued and establishing the related reserve.

    The adoption of SOP 03-1 as of January 1, 2004 resulted in a decrease in 2004 net earnings of $2.9 million and an increase in other comprehensive income of $12.4 million related to the cumulative effect of the required changes in accounting. The determination of liabilities associated with group pension participating contracts and mortality and annuitization benefits, as well as related impacts on deferred acquisition costs, is based on models that involve numerous estimates and subjective judgments. There can be no assurance that the ultimate actual experience will not differ from management's estimates.

    New Accounting Pronouncements
    -----------------------------

    On December 16, 2004, the FASB issued SFAS Statement No. 123(R), "Share-Based Payment". SFAS Statement No. 123(R) eliminates the alternative to apply the intrinsic value method of accounting for employee stock-based compensation awards that was provided in FASB Statement No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") as originally issued. SFAS No. 123(R) requires the cost of all share-based payments to employees, including stock options, stock appreciation rights, and most tax-qualified employee stock purchase plans, to be recognized in the financial statements based on the fair value of those awards. Under SFAS No. 123(R) the cost of equity-settled awards generally is based on fair value at date of grant, adjusted for subsequent modifications of terms or conditions, while cash-settled awards require remeasurement of fair value at the end of each reporting period. SFAS No. 123(R) does not prescribe or specify a preference for a particular valuation technique or model for estimating the fair value of employee stock options and similar awards but instead requires consideration of certain factors in selecting one that is appropriate for the unique substantive characteristics of the instruments awarded. SFAS No. 123(R) is effective as of the first interim or annual reporting period beginning after June 15, 2005 and generally requires adoption using a modified version of prospective application. Under "modified prospective" application, SFAS No. 123(R) applies to new awards granted and to awards modified, repurchased, or cancelled after the required effective date. Additionally, compensation cost for unvested awards outstanding as of the required effective date must be recognized prospectively over the remaining requisite service/vesting period based on the fair values of those awards as already calculated under SFAS No. 123. Entities may further elect to apply SFAS No. 123(R) on a "modified retrospective" basis to give effect to the fair value based method of accounting for awards granted, modified, or settled in cash in earlier periods. The cumulative effect of initial application, if any, is recognized as of the required effective date.

    As more fully described in Note 21 of Notes to Consolidated Financial Statements, the Company elected under SFAS No. 123 to continue to account for stock-based compensation using the intrinsic value method and instead to provide only pro-forma disclosure of the effect on net earnings from applying the fair value based method. Consequently, adoption of SFAS No. 123(R) would be expected to result in recognition of compensation expense for certain types of the Company's equity-settled awards, such as options to purchase AXA ADRs, for which no cost previously would have been charged to net earnings under the intrinsic value method. Similarly, certain types of the Company's cash-settled awards, such as stock appreciation rights, may be expected to result either in different amounts of compensation expense or different patterns of expense recognition under SFAS No. 123(R) as compared to the intrinsic value method. Management of the Company currently is assessing the impact of adoption of SFAS No. 123(R), including measurement and reporting of related income tax effects, selection of an appropriate valuation model and determination of assumptions, as well as consideration of plan design issues.

    On May 19, 2004, the FASB approved the issuance of FASB Staff Position ("FSP") No. 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003", effective for the first interim or annual period beginning after June 15, 2004. FSP 106-2 provides guidance on the accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("MMA") for employers that sponsor postretirement health care plans that provide prescription drug benefits. MMA introduced a new prescription drug benefit under Medicare that will go into effect in 2006 and also includes a Federal subsidy payable to plan sponsors equal to 28% of certain prescription drug benefits payable to

    Medicare-eligible retirees. The subsidy only is available to an employer that sponsors a retiree medical plan that includes a prescription drug benefit that is at least as valuable as (i.e., actuarially equivalent to) the new Medicare coverage. The subsidy is not subject to Federal income tax.

    Clarifying regulations are expected to be issued by the Centers for Medicare and Medicaid Services to address the interpretation and determination of actuarial equivalency under MMA. In accordance with the provisions of FSP 106-2, management and its actuarial advisors will re-evaluate actuarial equivalency as new information about its interpretation or determination become available. Management and its actuarial advisors have not as yet been able to conclude whether the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measurements of the accumulated postretirement benefit obligation and net periodic postretirement benefit cost for these plans at and for the period ended December 31, 2004 do not reflect any amount associated with enactment of MMA, including the subsidy.

    Investments
    -----------

    The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

    Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

    Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

    Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

    Real estate investments meeting the following criteria are classified as real estate held-for-sale:
       o Management having the authority to approve the action commits the organization to a plan to sell the property.
       o The property is available for immediate sale in its present condition subject only to terms that are usual and customary forthe sale of such assets.
       o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
       o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
       o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
       o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

    Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

    Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2004 were not significant.

    Valuation allowances are netted against the asset categories to which they apply.

    Policy loans are stated at unpaid principal balances.

    Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet FIN No. 46(R) requirements for consolidation are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN No. 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

    Equity securities include common stock and non-redeemable preferred stock classified as either trading or available for sale securities, are carried at estimated fair value and are included in other equity investments.

    Short-term investments are stated at amortized cost, which approximates fair value, and are included with other invested assets.

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

    All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

    Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)
    --------------------------------------------------------------------

    Net investment income and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

    Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

    Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

    Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to Other Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

    Recognition of Insurance Income and Related Expenses
    ----------------------------------------------------

    Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

    Deferred Policy Acquisition Costs
    ---------------------------------

    Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

    A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Expected future gross profit assumptions related to Separate Account performance are set by management using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.95% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.95% net of product weighted average Separate Account fees) and 0% (-2.05% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2004, current projections of future average gross market returns assume a 2.3% return for 2005, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after 1.5 years.

    In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

    Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

    For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2004, the average rate of assumed investment yields, excluding policy loans, was 7.0% grading to 6.3% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

    For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

    Policyholders' Account Balances and Future Policy Benefits
    ----------------------------------------------------------

    Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    AXA Equitable issues certain variable annuity products with a Guaranteed Minimum Death Benefit ("GMDB") feature. AXA Equitable also issues certain variable annuity products that contain a Guaranteed Minimum Income Benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    Reinsurance contracts covering GMIB exposure are considered derivatives under SFAS No. 133 and, therefore, are required to be reported in the balance sheet at their fair value. GMIB reinsurance fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings. Since there is no readily available market for GMIB reinsurance contracts, the determination of their fair values is based on models which involve numerous estimates and subjective judgments including those regarding expected market rates of return and volatility, GMIB election rates, contract surrender rates and mortality experience. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

    For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

    For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 10.9% for life insurance liabilities and from 2.25% to 8.85% for annuity liabilities.

    Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

    Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $71.7 million and $69.9 million at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, respectively, $1,081.5 million and $1,069.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group (see Note 12). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $        35.0       $       33.8       $       36.6
        Incurred benefits related to prior years...........           12.8               (2.8)              (6.3)
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        47.8       $       31.0       $       30.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        12.9       $       12.1       $       11.5
        Benefits paid related to prior years...............           33.1               34.9               37.2
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $        46.0       $       47.0       $       48.7
                                                            =================   ================   =================

    Policyholders' Dividends
    ------------------------

    The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

    At December 31, 2004, participating policies, including those in the Closed Block, represent approximately 16.5% ($32.6 billion) of directly written life insurance in-force, net of amounts ceded.

    Separate Accounts
    -----------------

    Generally, Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Insurance Group. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Two of those Separate Accounts were reclassified to the general account in connection with the adoption of SOP 03-1 as of January 1, 2004.

    The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2004, 2003 and 2002, investment results of such Separate Accounts were gains (losses) of $2,191.4 million, $(466.2) million and $(4,740.7) million, respectively.

    Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

    Recognition of Investment Management Revenues and Related Expenses
    ------------------------------------------------------------------

    Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and services base fees, generally calculated as a percentage, referred to as "basis points", of assets under management for clients, are recorded as revenue as the related services are performed; they include brokerage transactions charges of Sanford C. Bernstein & Co., LLC ("SCB LLC"), a wholly owned subsidiary of Alliance, for certain private client transactions and institutional investment management client transactions. Certain investment advisory contracts provide for a performance fee in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited, a wholly owned subsidiary of Alliance, for in-depth research and other services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

    Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years, the periods of time during which deferred sales commissions are generally recovered from distribution services fees received from those funds and from contingent deferred sales charges ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions in unamortized deferred sales commissions when received. At December 31, 2004 and

    2003, respectively, net deferred sales commissions totaled $254.5 million and $387.2 million and are included within Other assets. The estimated amortization expense of deferred sales commission, based on December 31, 2004 net balance for each of the next five years is approximately $20.7 million.

    Alliance's management tests the deferred sales commission asset for recoverability quarterly, or more often when events or changes in circumstances occur that could significantly increase the risk of impairment of the asset. Alliance's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC is based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

    Significant assumptions utilized to estimate future average assets under management of back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the last five years. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions. Alliance's management considers the results of these analyses performed at various dates. If Alliance's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using Alliance's management's best estimate of future cash flows discounted to a present value amount.

    Other Accounting Policies
    -------------------------

    In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.49 billion and $1.29 billion have been segregated in a special reserve bank custody account at December 31, 2004 and 2003, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

    Intangible assets related to the Bernstein acquisition include costs assigned to contracts of businesses acquired. These costs continue to be amortized on a straight-line basis over estimated useful lives of twenty years. Other intangible assets are amortized on a straight-line basis over their estimated useful lives of twenty years.

    Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

    The Holding Company and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

    Minority interest subject to redemption rights represents the remaining 16.3 million of private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period which ended October 2002. The Company acquired
    16.32 million of the former Bernstein shareholders' Alliance Units in 2004. The outstanding 16.3 million Alliance Units may be sold to the Holding Company at the prevailing market price over the remaining five years ending in 2009.

    Generally, not more than 20% of the original Alliance Units issued to the former Bernstein shareholders may be put to the Holding Company in any one annual period.

    The Company accounts for its stock option plans and other stock-based compensation plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 21 of Notes to Consolidated Financial Statements for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation," and SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure".

3)  INVESTMENTS

    The following tables provide additional information relating to fixed maturities and equity securities:

                                                               GROSS              GROSS
                                          AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                             COST              GAINS              LOSSES            FAIR VALUE
                                        ---------------   -----------------  -----------------   ---------------
                                                                     (IN MILLIONS)
    DECEMBER 31, 2004
    Fixed Maturities:
      Available for Sale:
        Corporate.....................   $    22,285.8     $    1,684.3       $       45.3       $   23,924.8
        Mortgage-backed...............         3,472.4             47.7                9.7            3,510.4
        U.S. Treasury, government
          and agency securities.......           964.1             54.9                1.3            1,017.7
        States and political
          subdivisions................           187.1             20.6                 .8              206.9
        Foreign governments...........           245.1             47.2                 .1              292.2
        Redeemable preferred stock....         1,623.1            151.4                4.2            1,770.3
                                        ----------------- -----------------  -----------------  ----------------
          Total Available for Sale....   $    28,777.6     $    2,006.1       $       61.4       $   30,722.3
                                        ================= =================  =================  ================
    Equity Securities:
      Available for sale..............   $         1.0     $        1.2       $         .1       $        2.1
      Trading securities..............              .4              1.0                 .2                1.2
                                        ----------------- -----------------  -----------------  ----------------
    Total Equity Securities...........   $         1.4     $        2.2       $         .3       $        3.3
                                        ================= =================  =================  ================
    December 31, 2003
    Fixed Maturities:
      Available for Sale:
        Corporate.....................   $    20,653.7     $    1,726.2       $       84.7       $   22,295.2
        Mortgage-backed...............         3,837.0             57.0               17.4            3,876.6
        U.S. Treasury, government
          and agency securities.......           812.3             58.7                 .5              870.5
        States and political
          subdivisions................           188.2             14.1                2.0              200.3
        Foreign governments...........           248.4             45.9                 .3              294.0
        Redeemable preferred stock....         1,412.0            151.1                4.2            1,558.9
                                        ----------------- -----------------  -----------------  ----------------
          Total Available for Sale....   $    27,151.6     $    2,053.0       $      109.1       $   29,095.5
                                        ================= =================  =================  ================
    Equity Securities:
      Available for sale..............   $        11.6     $        1.2       $         .2       $       12.6
      Trading securities..............             1.9               .6                1.5                1.0
                                        ----------------- -----------------  -----------------  ----------------
    Total Equity Securities...........   $        13.5     $        1.8       $        1.7       $       13.6
                                        ================= =================  =================  ================


    For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2004 and 2003, securities without a readily ascertainable market value having an amortized cost of $4,138.7 million and $4,462.1 million, respectively, had estimated fair values of $4,446.0 million and $4,779.6 million, respectively.

    The contractual maturity of bonds at December 31, 2004 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      878.8       $      895.5
        Due in years two through five..........................................       5,162.9            5,512.4
        Due in years six through ten...........................................      10,355.1           11,145.6
        Due after ten years....................................................       7,285.3            7,888.1
        Mortgage-backed securities.............................................       3,472.4            3,510.4
                                                                                ----------------   -----------------
        Total..................................................................  $   27,154.5       $   28,952.0
                                                                                ================   =================

    Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process culminates with a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. The review considers an analysis of individual credit metrics of each issuer as well as industry fundamentals and the outlook for the future. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be impaired, then the appropriate provisions are taken.

    The following table discloses fixed maturities (636 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2004:

                                  LESS THAN 12 MONTHS             12 MONTHS OR LONGER                   TOTAL
                             -------------------------------  ----------------------------   ----------------------------
                                                   GROSS                         GROSS                          GROSS
                                ESTIMATED       UNREALIZED     ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED
                                FAIR VALUE        LOSSES       FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                             --------------- ---------------  -------------  -------------   -------------  -------------
                                                                    (IN MILLIONS)

   Fixed Maturities:
     Corporate.............  $     1,709.6   $       20.0     $      545.4   $       25.3    $    2,255.0    $      45.3
     Mortgage-backed.......          776.5            8.5             69.6            1.2           846.1            9.7
     U.S. Treasury,
       Government and
       Agency securities...          138.4            1.1              4.8             .2           143.2            1.3
     States and political
       Subdivisions........            -              -               19.4             .8            19.4             .8
     Foreign governments...            5.0             .1              -              -               5.0             .1
     Redeemable
       Preferred stock.....           58.0            3.5             14.3             .7            72.3            4.2
                             --------------- ---------------  -------------  -------------   -------------  ------------
   Total Temporarily
     Impaired Securities ..  $     2,687.5   $       33.2     $      653.5   $       28.2    $    3,341.0   $       61.4
                             =============== ===============  =============  =============   =============  ============

    The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2004, approximately $987.3 million or 3.6% of the $27,154.5 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

    At December 31, 2004, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $15.5 million.

    The Insurance Group holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2004 and 2003 were $891.0 million and $775.5 million, respectively.

    The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $17.6 million and $122.4 million at December 31, 2004 and 2003, respectively. Gross interest income on these loans included in net investment income aggregated $6.9 million, $7.8 million and $5.3 million in 2004, 2003 and 2002, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.5 million, $10.0 million and $6.8 million in 2004, 2003 and 2002, respectively.

    Impaired mortgage loans along with the related investment valuation allowances for losses follow:

                                                                                     DECEMBER 31,
                                                                       ----------------------------------------
                                                                              2004                 2003
                                                                       -------------------  -------------------
                                                                                    (IN MILLIONS)
    Impaired mortgage loans with investment valuation allowances......   $         89.4       $        149.4
    Impaired mortgage loans without investment valuation allowances...             10.7                 29.1
                                                                       -------------------  -------------------
    Recorded investment in impaired mortgage loans....................            100.1                178.5
    Investment valuation allowances...................................            (11.3)               (18.8)
                                                                       -------------------  -------------------
    Net Impaired Mortgage Loans.......................................   $         88.8       $        159.7
                                                                       ===================  ===================

    During 2004, 2003 and 2002, respectively, the Company's average recorded investment in impaired mortgage loans was $148.3 million, $180.9 million and $138.1 million. Interest income recognized on these impaired mortgage loans totaled $11.4 million, $12.3 million and $10.0 million for 2004, 2003 and 2002, respectively.

    Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2004 and 2003, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $79.2 million and $143.2 million.

    The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2004 and 2003, the carrying value of equity real estate held-for-sale amounted to zero and $56.9 million, respectively. For 2004, 2003 and 2002, respectively, real estate of zero, $2.8 million and $5.6 million was acquired in satisfaction of debt. At December 31, 2004 and 2003, the Company owned $221.0 million and $275.8 million, respectively, of real estate acquired in satisfaction of debt of which $2.2 million and $3.6 million, respectively, are held as real estate joint ventures.

    Accumulated depreciation on real estate was $207.5 million and $189.6 million at December 31, 2004 and 2003, respectively. Depreciation expense on real estate totaled $20.8 million, $38.8 million and $18.0 million for 2004, 2003 and 2002, respectively.

    Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                   2004              2003                2002
                                                            ----------------    ----------------   -----------------
                                                                                 (IN MILLIONS)
    Balances, beginning of year..........................   $        20.5       $       55.0       $       87.6
    Additions charged to income..........................             3.9               12.2               32.5
    Deductions for writedowns and
      asset dispositions.................................           (13.1)             (15.2)             (65.1)
    Deduction for transfer of real estate held-for-sale
      to real estate held for the production of income...             -                (31.5)               -
                                                            ----------------    ----------------   -----------------
    Balances, End of Year................................   $        11.3       $       20.5       $       55.0
                                                            ================    ================   =================

    Balances, end of year comprise:
      Mortgage loans on real estate......................   $        11.3       $       18.8       $       23.4
      Equity real estate.................................             -                  1.7               31.6
                                                            ----------------    ----------------   -----------------
    Total................................................   $        11.3       $       20.5       $       55.0
                                                            ================    ================   =================

4)  EQUITY METHOD INVESTMENTS

    Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures, limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,008.2 million and $896.9 million, respectively, at December 31, 2004 and 2003. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $66.2 million, $4.3 million and $(18.3) million, respectively, for 2004, 2003 and 2002.

    Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (6 and 6 individual ventures at December 31, 2004 and 2003, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                        DECEMBER 31,
                                                                            ------------------------------------
                                                                                  2004                2003
                                                                            ----------------   -----------------
                                                                                         (IN MILLIONS)
    BALANCE SHEETS
    Investments in real estate, at depreciated cost........................  $       537.1      $       551.6
    Investments in securities, generally at estimated fair value...........          162.4              204.8
    Cash and cash equivalents..............................................           13.5               37.6
    Other assets...........................................................           23.0               22.8
                                                                            ----------------   -----------------
    Total Assets...........................................................  $       736.0      $       816.8
                                                                            ================   =================

    Borrowed funds - third party...........................................  $       254.3      $       259.7
    Other liabilities......................................................           17.4               19.5
                                                                            ----------------   -----------------
    Total liabilities......................................................          271.7              279.2
                                                                            ----------------   -----------------

    Partners' capital......................................................          464.3              537.6
                                                                            ----------------   -----------------
    Total Liabilities and Partners' Capital................................  $       736.0      $       816.8
                                                                            ================   =================

    The Company's Carrying Value in These Entities Included Above..........  $       168.8      $       168.8
                                                                            ================   =================

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Revenues of real estate joint ventures.............  $        95.2       $       95.6       $       98.4
    Net revenues (losses) of
      other limited partnership interests..............           19.8               26.0              (23.2)
    Interest expense - third party.....................          (16.9)             (18.0)             (19.8)
    Other expenses.....................................          (64.0)             (61.7)             (59.3)
                                                        -----------------   ----------------   -----------------
    Net Earnings (Losses)..............................  $        34.1       $       41.9       $       (3.9)
                                                        =================   ================   =================

    The Company's Equity in Net Earnings of These
      Entities Included Above..........................  $        11.0       $        5.0       $       12.8
                                                        =================   ================   =================

5)  NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

    The sources of net investment income follows:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Fixed maturities...................................  $     1,879.5       $    1,792.6       $    1,755.4
    Mortgage loans on real estate......................          249.6              279.5              314.8
    Equity real estate.................................          124.8              136.9              153.7
    Other equity investments...........................           78.4               49.3              (45.4)
    Policy loans.......................................          251.0              260.1              269.4
    Other investment income............................           92.0               66.8              114.1
                                                        -----------------   ----------------   -----------------

      Gross investment income..........................        2,675.3            2,585.2            2,562.0

      Investment expenses..............................         (173.9)            (198.3)            (184.8)
                                                        -----------------   ----------------   -----------------

    Net Investment Income..............................  $     2,501.4       $    2,386.9       $    2,377.2
                                                        =================   ================   =================

    Investment gains (losses) by investment category, including changes in the valuation allowances, follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Fixed maturities...................................  $        26.3       $     (100.7)      $     (374.3)
    Mortgage loans on real estate......................             .2                1.3                3.7
    Equity real estate.................................           11.6               26.8              101.5
    Other equity investments...........................           24.4                2.0                3.3
    Issuance and sales of Alliance Units...............            -                  -                   .5
    Other..............................................            2.5                8.3              (13.2)
                                                        -----------------   ----------------   -----------------
      Investment gains (losses), net...................  $        65.0       $      (62.3)      $     (278.5)
                                                        =================   ================   =================

    Writedowns of fixed maturities amounted to $36.4 million, $193.2 million and $312.8 million for 2004, 2003 and 2002, respectively. Writedowns of mortgage loans on real estate and equity real estate amounted to $10.3 million and zero, respectively, for 2004 and $5.2 million and zero, respectively, for 2003.

    For 2004, 2003 and 2002, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $2,908.3 million, $4,773.5 million and $7,176.3 million. Gross gains of $47.7 million, $105.1 million and $108.4 million and gross losses of $9.7 million, $39.5 million and $172.9 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2004, 2003 and 2002 amounted to $.8 million, $416.8 million and $1,047.8 million, respectively.

    In 2004, 2003 and 2002, respectively, net unrealized holding gains (losses) on trading account equity securities of $.3 million, $2.1 million, and $.5 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1.2 million and $1.0 million and costs of $.4 million and $1.9 million at December 31, 2004 and 2003, respectively.

    For 2004, 2003 and 2002, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $70.4 million, $76.5 million and $92.1 million, respectively.

    Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Other Discontinued Operations on a line-by-line basis, follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Balance, beginning of year.........................  $       892.8       $      681.1       $      215.5
    Changes in unrealized investment gains (losses)....          (12.8)             440.8            1,049.9
    Changes in unrealized investment (gains) losses
      attributable to:
        Participating group annuity contracts,
           Closed Block policyholder dividend
           obligation and other........................           (1.5)             (53.0)            (157.3)
        DAC............................................           (2.5)             (65.7)            (174.1)
        Deferred income taxes..........................           (1.9)            (110.4)            (252.9)
                                                        -----------------   ----------------   -----------------
    Balance, End of Year...............................  $       874.1       $      892.8       $      681.1
                                                        =================   ================   =================

                                                                  2004                2003              2002
                                                         ----------------    -----------------  ----------------
                                                                               (IN MILLIONS)
    Balance, end of year comprises:
      Unrealized investment gains (losses) on:
        Fixed maturities...............................  $     2,003.2       $    2,015.7       $    1,572.0
        Other equity investments.......................            1.2                1.5               (1.5)
        Other..........................................          (28.1)             (28.1)             (22.2)
                                                         ----------------    -----------------  ----------------
          Total........................................        1,976.3            1,989.1            1,548.3
      Amounts of unrealized investment (gains) losses
        attributable to:
          Participating group annuity contracts,
            Closed Block policyholder dividend
            obligation and other.......................         (275.7)            (274.2)            (221.2)
          DAC..........................................         (342.2)            (339.7)            (274.0)
          Deferred income taxes........................         (484.3)            (482.4)            (372.0)
                                                         ----------------    -----------------  ----------------
    Total..............................................  $       874.1       $      892.8       $      681.1
                                                         ================    =================  ================

    Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)  ACCUMULATED OTHER COMPREHENSIVE INCOME

    Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)

    Unrealized gains on investments....................  $       874.1       $      892.8       $      681.1
                                                        -----------------   ----------------   -----------------
    Total Accumulated Other
      Comprehensive Income.............................  $       874.1       $      892.8       $      681.1
                                                        =================   ================   =================

    The components of other comprehensive income for the past three years follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Net unrealized gains (losses) on investments:
      Net unrealized gains arising during
        the period.....................................  $        69.4       $      416.6       $    1,008.9
      (Gains) losses reclassified into net earnings
        during the period..............................          (82.2)              24.2               41.0
                                                        -----------------   ----------------   -----------------
    Net unrealized gains on investments................          (12.8)             440.8            1,049.9
    Adjustments for policyholders liabilities,
        DAC and deferred income taxes..................           (5.9)            (229.1)            (584.3)
                                                        -----------------   ----------------   -----------------

    Change in unrealized (losses) gains, net of
        adjustments....................................          (18.7)             211.7              465.6
    Change in minimum pension liability................            -                  -                   .1
                                                        -----------------   ----------------   -----------------
    Total Other Comprehensive (Loss) Income............  $       (18.7)      $      211.7       $      465.7
                                                        =================   ================   =================

 7) CLOSED BLOCK

    The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

    If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force,

    Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

    Summarized financial information for the Closed Block is as follows:

                                                                             DECEMBER 31,         December 31,
                                                                                 2004                 2003
                                                                           -----------------    -----------------
                                                                                       (IN MILLIONS)

    CLOSED BLOCK LIABILITIES:
    Future policy benefits, policyholders' account balances and other....  $     8,911.5        $     8,972.1
    Policyholder dividend obligation.....................................          264.3                242.1
    Other liabilities....................................................          122.1                129.5
                                                                           -----------------    -----------------
    Total Closed Block liabilities.......................................        9,297.9              9,343.7
                                                                           -----------------    -----------------

    ASSETS DESIGNATED TO THE CLOSED BLOCK:
    Fixed maturities, available for sale, at estimated fair value
      (amortized cost of $5,488.6 and $5,061.0)..........................        5,823.2              5,428.5
    Mortgage loans on real estate........................................        1,098.8              1,297.6
    Policy loans.........................................................        1,322.5              1,384.5
    Cash and other invested assets.......................................           37.1                143.3
    Other assets.........................................................          187.0                199.2
                                                                           -----------------    -----------------
     Total assets designated to the Closed Block.........................        8,468.6              8,453.1
                                                                           -----------------    -----------------

    Excess of Closed Block liabilities over assets designated to
       the Closed Block..................................................          829.3                890.6

    Amounts included in accumulated other comprehensive income:
       Net unrealized investment gains, net of deferred income tax expense of $24.6 and $43.9 and policyholder dividend
         obligation of $264.3 and $242.1.................................           45.7                 81.6
                                                                           -----------------    -----------------

    Maximum Future Earnings To Be Recognized From Closed Block
       Assets and Liabilities............................................  $       875.0        $       972.2
                                                                           =================    =================


    Closed Block revenues and expenses were as follows:

                                                                2004               2003                 2002
                                                           ----------------   ----------------   --------------------
                                                                               (IN MILLIONS)

    REVENUES:
    Premiums and other income............................   $      471.0       $      508.5       $       543.8
    Investment income (net of investment
       expenses of $.3, $2.4, and $5.4)..................          554.8              559.2               582.4
    Investment gains (losses), net.......................           18.6              (35.7)              (47.0)
                                                           ----------------   ----------------   --------------------
    Total revenues.......................................        1,044.4            1,032.0             1,079.2
                                                           ----------------   ----------------   --------------------

    BENEFITS AND OTHER DEDUCTIONS:
    Policyholders' benefits and dividends................          887.3              924.5               980.2
    Other operating costs and expenses...................            3.5                4.0                 4.4
                                                           ----------------   ----------------   --------------------
    Total benefits and other deductions..................          890.8              928.5               984.6
                                                           ----------------   ----------------   --------------------

    Net revenues before income taxes.....................          153.6              103.5                94.6
    Income tax expense...................................          (56.4)             (37.5)              (34.7)
                                                           ----------------   ----------------   --------------------
    Net Revenues.........................................   $       97.2       $       66.0       $        59.9
                                                           ================   ================   ====================

    Reconciliation of the policyholder dividend obligation is as follows:

                                                                                       DECEMBER 31,
                                                                            ------------------------------------
                                                                                 2004                2003
                                                                            ----------------   -----------------
                                                                                       (IN MILLIONS)
    Balance at beginning of year...........................................  $       242.1      $       213.3
    Unrealized investment gains............................................           22.2               28.8
                                                                            ----------------   -----------------
    Balance at End of Year ................................................  $       264.3      $       242.1
                                                                            ================   =================

    Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                      DECEMBER 31,
                                                                           ------------------------------------
                                                                                2004                2003
                                                                           ----------------   -----------------
                                                                                      (IN MILLIONS)
    Impaired mortgage loans with investment valuation allowances...........  $        59.5      $        58.3
    Impaired mortgage loans without investment valuation allowances........            2.3                5.8
                                                                            ----------------   -----------------
    Recorded investment in impaired mortgage loans.........................           61.8               64.1
    Investment valuation allowances........................................           (4.2)              (3.7)
                                                                            ----------------   -----------------
    Net Impaired Mortgage Loans............................................  $        57.6      $        60.4
                                                                            ================   =================

    During 2004, 2003 and 2002, the Closed Block's average recorded investment in impaired mortgage loans was $64.2 million, $51.9 million and $26.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $2.7 million and $2.1 million for 2004, 2003 and 2002, respectively.

    Valuation allowances amounted to $4.0 million and $3.6 million on mortgage loans on real estate and zero and $.1 million on equity real estate at December 31, 2004 and 2003, respectively. Writedowns of fixed maturities amounted to $10.8 million, $37.8 million and $40.0 million for 2004, 2003 and 2002, respectively.

8)  OTHER DISCONTINUED OPERATIONS

    Summarized financial information for Other Discontinued Operations follows:

                                                                                     DECEMBER 31,
                                                                          --------------------------------------
                                                                                2004                 2003
                                                                          -----------------    -----------------
                                                                                      (IN MILLIONS)
    BALANCE SHEETS
    Fixed maturities, available for sale, at estimated fair value
      (amortized cost of $643.6 and $644.7)..............................  $      702.1         $      716.4
    Equity real estate...................................................         190.1                198.2
    Mortgage loans on real estate........................................          21.4                 63.9
    Other equity investments.............................................           4.4                  7.5
    Other invested assets................................................            .3                   .2
                                                                          -----------------    -----------------
      Total investments..................................................         918.3                986.2
    Cash and cash equivalents............................................         150.2                 63.0
    Other assets.........................................................          33.3                110.9
                                                                          -----------------    -----------------
    Total Assets.........................................................  $    1,101.8         $    1,160.1
                                                                          =================    =================

    Policyholders liabilities............................................  $      844.6         $      880.3
    Allowance for future losses..........................................         132.7                173.4
    Other liabilities....................................................         124.5                106.4
                                                                          -----------------    -----------------
    Total Liabilities....................................................  $    1,101.8         $    1,160.1
                                                                          =================    =================

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Investment income (net of investment
      expenses of $17.2, $21.0 and $18.1)..............  $        68.5       $       70.6       $       69.7
    Investment gains, net..............................            3.6                5.4               34.2
    Policy fees, premiums and other income.............            -                  -                   .2
                                                        -----------------   ----------------   -----------------
    Total revenues.....................................           72.1               76.0              104.1

    Benefits and other deductions......................          (99.4)              89.4               98.7
    (Losses charged) earnings credited  to allowance
      for future losses................................          (27.3)             (13.4)               5.4
                                                        -----------------   ----------------   -----------------
    Pre-tax loss from operations.......................            -                  -                  -
    Pre-tax earnings from releasing the allowance
      for future losses................................           12.0                5.2                8.7
    Income tax expense.................................           (4.1)              (1.8)              (3.1)
                                                        -----------------   ----------------   -----------------
    Earnings from Other
      Discontinued Operations..........................  $         7.9       $        3.4       $        5.6
                                                        =================   ================   =================

    The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

    Valuation allowances of zero and $2.5 million on mortgage loans on real estate were held at December 31, 2004 and 2003, respectively. During 2004, 2003 and 2002, discontinued operations' average recorded investment in impaired mortgage loans was $8.4 million, $16.2 million and $25.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.0 million, $1.3 million and $2.5 million for 2004, 2003 and 2002, respectively.

9)  GMDB, GMIB, GMWB AND NO LAPSE GUARANTEES

    Variable Annuity Contracts - GMDB and GMIB

    The Company issues certain variable annuity contracts with GMDB and GMIB features that guarantee either:

    a) Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    b) Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    c) Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

    d) Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities in 2004:

                                                              GMDB               GMIB                TOTAL
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Balance at December 31, 2002.......................  $       128.4       $      117.5       $      245.9
      Paid guarantee benefits..........................          (65.6)               -                (65.6)
      Other changes in reserves........................            6.5              (31.9)             (25.4)
                                                        -----------------   ----------------   -----------------
    Balance at December 31, 2003.......................           69.3               85.6              154.9
      Paid guarantee benefits..........................          (46.8)               -                (46.8)
      Other changes in reserve.........................           45.1               32.0               77.1
                                                        -----------------   ----------------   -----------------
    Balance at December 31, 2004.......................  $        67.6       $      117.6       $      185.2
                                                        =================   ================   =================

    Related GMDB reinsurance ceded amounts were:

                                                              GMDB
                                                        -----------------
    Balance at December 31, 2002.......................  $        21.5
      Paid guarantee benefits..........................          (18.5)
      Other changes in reserves........................           14.2
                                                        -----------------
    Balance at December 31, 2003.......................           17.2
      Paid guarantee benefits..........................          (12.9)
      Other changes in reserve.........................            6.0
                                                        -----------------
    Balance at December 31, 2004.......................  $        10.3
                                                        =================

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value; see Note 16 of Notes to Consolidated Financial Statements.

    The December 31, 2004 values for those variable contracts with GMDB and GMIB features are presented in the following table. Since variable contracts with GMDB guarantees may also offer GMIB guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                             RETURN
                                                               OF
                                                            PREMIUM      RATCHET    ROLL-UP     COMBO      TOTAL
                                                            -------      -------    -------     -----      -----
                                                                           (DOLLARS IN MILLIONS)
GMDB:
-----
  Account Value (1).....................................  $ 30,176     $6,264      $8,265    $10,935     $55,640
  Net amount at risk, gross ............................     $ 965       $623      $1,852        $15      $3,455
  Net amount at risk, net of amounts reinsured..........     $ 963       $419      $1,113        $15      $2,510
  Average attained age of Contractholders...............      49.6       60.1        62.6       60.3        52.0
  Percentage of Contractholders over age 70.............      7.3%       21.7%      28.2%      20.5%       10.9%
  Range of guaranteed minimum return rates..............      N/A        N/A        3%-6%      3%-6%       3%-6%

GMIB:
-----
  Account Value (2).....................................       N/A        N/A      $5,834    $14,892     $20,726
  Net amount at risk, gross ............................       N/A        N/A        $372          -        $372
  Net amount at risk, net of amounts reinsured..........       N/A        N/A         $92          -         $92
  Weighted average years remaining until annuitization..       N/A        N/A         3.7        9.2         7.3
  Range of guaranteed minimum return rates..............       N/A        N/A       3%-6%      3%-6%       3%-6%

    (1) Included General Account balances of $11,711 million, $220 million, $136 million and $440 million, respectively, for a total of $12,507 million.

    (2) Included General Account balances of $1 million and $641 million, respectively, for a total of $642 million.

    For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values.

    For contracts with the GMIB feature, the net amount at risk in the event of annuitization is defined as the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates.

    In 2003, AXA Equitable initiated a program intended to hedge certain risks associated with the GMDB feature of the Accumulator(R) series of annuity products sold beginning April 2002. In 2004, the program was expanded to include hedging for certain risks associated with the GMIB feature of the Accumulator(R) series of annuity products sold beginning 2004. This program currently utilizes exchange-traded futures contracts that are dynamically managed in an effort to reduce the economic impact of unfavorable changes in GMDB and GMIB exposures attributable to movements in the equity and fixed income markets. At December 31, 2004, the total account value and net amount at risk of contracts were $20,887 million and $21 million, respectively, for the GMDB hedge program and $7,446 million and zero, respectively, for the GMIB hedge program.

    In third quarter 2004, AXA Equitable began to sell variable annuity contracts with guaranteed minimum withdrawal benefits ("GMWB"). At December 31, 2004, the reserve for such benefits was zero.

    The following table presents the aggregate fair value of assets, by major investment fund option, held by Separate Accounts that are subject to GMDB and GMIB benefits and guarantees. Since variable contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                DECEMBER 31,       December 31,
                                                                                    2004               2003
                                                                               ----------------  ------------------
                                                                                          (IN MILLIONS)
    GMDB:
       Equity...............................................................    $   32,088        $    26,159
       Fixed income.........................................................         4,192              3,815
       Balanced.............................................................         5,342              2,761
       Other................................................................         1,551              1,497
                                                                               ----------------  ------------------
       Total................................................................    $   43,173        $    34,232
                                                                               ================  ==================

    GMIB:
       Equity...............................................................    $   14,325        $    10,025
       Fixed income.........................................................         2,425              2,319
       Balanced.............................................................         2,768                725
       Other................................................................           565                711
                                                                               ----------------  ------------------
       Total................................................................    $   20,083        $    13,780
                                                                               ================  ==================

    Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
    ----------------------------------------------------------------------------

    The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due.

    The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

    The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits and other policyholders liabilities, and related reinsurance ceded:

                                                                 DIRECT           REINSURANCE
                                                               LIABILITY             CEDED                NET
                                                            -----------------   -----------------   -----------------
                                                                                 (IN MILLIONS)
      Balance at December 31, 2003.......................    $        37.4       $        -          $       37.4
        Impact of adoption of SOP 03-1...................            (23.4)              (1.7)              (25.1)
        Other changes in reserve.........................              6.5               (4.4)                2.1
                                                            -----------------   -----------------   -----------------
      Balance at December 31, 2004.......................    $        20.5       $       (6.1)       $       14.4
                                                            =================   =================   =================

10) SHORT-TERM AND LONG-TERM DEBT

    Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                          --------------------------------------
                                                                                2004                2003
                                                                          -----------------   ------------------
                                                                                        (IN MILLIONS)
    Short-term debt:
    Current portion of long-term debt...................................  $       399.9        $          -
    Promissory note, 1.44% ..............................................         248.3                248.3
                                                                          -----------------    -----------------
    Total short-term debt................................................         648.2                248.3
                                                                          -----------------    -----------------

    Long-term debt:
    AXA Equitable:
      Surplus notes, 6.95%, due 2005.....................................           -                  399.8
      Surplus notes, 7.70%, due 2015.....................................         199.8                199.8
                                                                          -----------------    -----------------
          Total AXA Equitable............................................         199.8                599.6
                                                                          -----------------    -----------------
    Alliance:
      Senior Notes, 5.625%, due 2006.....................................         399.2                398.8
      Other..............................................................           8.3                  6.5
                                                                          -----------------    -----------------
          Total Alliance.................................................         407.5                405.3
                                                                          -----------------    -----------------

    Total long-term debt.................................................         607.3              1,004.9
                                                                          -----------------    -----------------

    Total Short-term and Long-term Debt..................................  $    1,255.5         $    1,253.2
                                                                          =================    =================

    Short-term Debt
    ---------------

    AXA Equitable discontinued its commercial paper program concurrent with the maturity of its $350.0 million credit facility during the fourth quarter of 2004.

    On July 9, 2004, AXA and certain of its subsidiaries entered into a
    (euro)3.5 billion global credit facility which matures July 9, 2009, with a group of 30 commercial banks and other lenders. Under the terms of the revolving credit facility, up to $500.0 million is available to AXA Financial, the parent of AXA Equitable.

    AXA Equitable has a $350.0 million, one year promissory note, of which $101.7 million is included within Other Discontinued Operations. The promissory note, which matures in March 2005, is related to wholly owned real estate. Certain terms of the promissory note, such as interest rate and maturity date, are negotiated annually.

    At December 31, 2004 and 2003, the Company had pledged real estate of $307.1 million and $309.8 million, respectively, as collateral for certain short-term debt.

    Since 1998, Alliance has had a $425.0 million commercial paper program. In September 2002, Alliance entered into an $800.0 million five-year revolving credit facility with a group of commercial banks and other lenders. Of the $800.0 million total, $425.0 million is intended to provide back-up liquidity for Alliance's $425.0 million commercial paper program, with the balance available for general purposes. Under this revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. The revolving credit facility contains covenants that, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2004. At December 31, 2004, no borrowings were outstanding under Alliance's commercial paper program or revolving credit facilities.

    At December 31, 2004, Alliance maintained a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2004, no amounts were outstanding under the ECN program.

    Long-term Debt
    --------------

    At December 31, 2004, the Company was not in breach of any debt covenants.

    At December 31, 2004, aggregate maturities of the long-term debt based on required principal payments at maturity were $400.0 million for 2005, $408.4 million for 2006, zero for 2007, 2008 and 2009, and $200.0 million thereafter.

    In August 2001, Alliance issued $400.0 million 5.625% notes pursuant to a shelf registration statement under which Alliance may issue up to $600.0 million in senior debt securities. These Alliance notes mature in 2006 and are redeemable at any time. The proceeds from the Alliance notes were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

11) INCOME TAXES

    A summary of the income tax expense in the consolidated statements of earnings follows:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Income tax expense:
      Current expense (benefit)........................  $       358.9       $      112.5       $     (400.0)
      Deferred expense.................................           37.4              128.0              450.9
                                                        -----------------   ----------------   -----------------
    Total..............................................  $       396.3       $      240.5       $       50.9
                                                        =================   ================   =================

    The income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Expected income tax expense........................  $       586.0       $      332.6       $      360.0
    Minority interest..................................         (110.4)             (58.7)            (128.3)
    Separate Account investment activity...............          (63.3)             (29.1)            (159.3)
    Non-taxable investment income......................          (22.6)             (20.8)               3.4
    Non-deductible penalty.............................            -                 14.8                -
    Adjustment of tax audit reserves...................            7.7               (9.9)             (34.2)
    Non-deductible goodwill and other intangibles......            2.7                -                  -
    Other..............................................           (3.8)              11.6                9.3
                                                        -----------------   ----------------   -----------------
    Income Tax Expense.................................  $       396.3       $      240.5       $       50.9
                                                        =================   ================   =================

    The components of the net deferred income taxes are as follows:

                                                   DECEMBER 31, 2004                  December 31, 2003
                                            ---------------------------------  ---------------------------------
                                                ASSETS         LIABILITIES         Assets         Liabilities
                                            ---------------  ----------------  ---------------   ---------------
                                                                       (IN MILLIONS)
    Compensation and related benefits......  $       -        $      213.9      $        -        $     271.8
    Reserves and reinsurance...............        945.1               -               801.9              -
    DAC....................................          -             2,026.8               -            1,855.6
    Unrealized investment gains............          -               483.7               -              482.4
    Investments............................          -               557.9               -              525.3
    Other..................................          -                41.9               6.7              -
                                            ---------------  ----------------  ---------------   ---------------
    Total..................................  $     945.1      $    3,324.2      $      808.6      $   3,135.1
                                            ===============  ================  ===============   ===============

    In 2002, the Company recorded a $144.3 million benefit resulting from the favorable treatment of certain tax matters related to Separate Account investment activity arising during the 1997-2001 tax years and a settlement with the Internal Revenue Service (the "IRS") with respect to such tax matters for the 1992-1996 tax years.

    In 2003, the IRS commenced an examination of the AXA Financial's consolidated Federal income tax returns, which includes the Company, for the years 1997 through 2001. Management believes this audit will have no material adverse effect on the Company's consolidated results of operations or financial position.

12) REINSURANCE AGREEMENTS

    The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

    During 2004, the Insurance Group reinsured most of its new variable life, universal life and term life policies on an excess of retention basis, retaining up to a maximum of $15 million on single-life policies and $20 million on second-to-die policies with the excess 100% reinsured. For certain segments of its business, the Insurance Group ceded 50% of the business underwritten by AXA Equitable on a guaranteed or simplified issue basis was ceded on a yearly renewable term basis. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

    At December 31, 2004, the Company had reinsured in the aggregate approximately 27.4% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 75.3% of its current liability exposure resulting from the GMIB feature.

    Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2004 and 2003 were $90.0 million and $29.0 million, respectively. The increase (decrease) in estimated fair value was $61.0 million and $(91.0) million for the years ended December 31, 2004 and 2003, respectively.

    At December 31, 2004 and 2003, respectively, reinsurance recoverables related to insurance contracts amounted to $2.55 billion and $2.46 billion. Reinsurance payables related to insurance contracts totaling $27.9 million and $27.5 million are included in other liabilities in the consolidated balance sheets.

    The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $387.4 million and $389.7 million at December 31, 2004 and 2003, respectively.

    The Insurance Group also cedes a portion of its extended term insurance, paid up life insurance and guaranteed interest contracts and substantially all of its individual disability income through various coinsurance agreements.

    In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves at December 31, 2004 and 2003 were $653.0 million and $587.5 million, respectively.

    The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       828.9       $      913.8       $      954.6
        Reinsurance assumed................................          191.2              153.2              181.4
        Reinsurance ceded..................................         (140.5)            (177.6)            (190.8)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       879.6       $      889.4       $      945.2
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $       134.8       $      100.3       $       96.6
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       344.7       $      390.9       $      346.3
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.2       $       49.7       $       54.6
                                                            =================   ================   =================

13) EMPLOYEE BENEFIT PLANS

    The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. AXA Equitable's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company uses a December 31 measurement date for its pension and postretirement plans.

    Generally, the Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company made cash contributions in 2004 to the qualified plans of $10.0 million. The Company expected to require no cash contributions to the qualified plans to satisfy the minimum funding requirements for the year ended 2005.

    Components of net periodic pension expense (credit) follow:

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        34.6       $       31.8       $       32.1
        Interest cost on projected benefit obligations.....          121.9              122.6              125.3
        Expected return on assets..........................         (170.9)            (173.9)            (181.8)
        Net amortization and deferrals.....................           64.7               53.4                6.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $        50.3       $       33.9       $      (18.0)
                                                            =================   ================   =================

    The projected benefit obligations under the pension plans were comprised of:

                                                                                       December 31,
                                                                             -----------------------------------
                                                                                 2004                2003
                                                                             ---------------   -----------------
                                                                                       (In Millions)
    Benefit obligations, beginning of year.................................  $    2,013.3       $    1,883.9
    Service cost...........................................................          28.6               26.8
    Interest cost..........................................................         121.9              122.6
    Actuarial losses ......................................................         184.0              113.5
    Benefits paid..........................................................        (135.8)            (133.5)
                                                                             ---------------   -----------------
    Benefit Obligations, End of Year.......................................  $    2,212.0       $    2,013.3
                                                                             ===============   =================

    The change in plan assets and the funded status of the pension plans was as follows:

                                                                                          December 31,
                                                                                ----------------------------------
                                                                                    2004               2003
                                                                                ---------------   ----------------
                                                                                         (In Millions)
    Plan assets at fair value, beginning of year..............................  $    2,015.1      $     1,785.4
    Actual return on plan assets..............................................         243.9              359.7
    Contributions.............................................................          11.4               10.0
    Benefits paid and fees....................................................        (143.7)            (140.0)
                                                                                ---------------   ----------------
    Plan assets at fair value, end of year....................................       2,126.7            2,015.1
    Projected benefit obligations.............................................       2,212.0            2,013.3
                                                                                ---------------   ----------------
    (Underfunding) excess of plan assets over projected benefit obligations...         (85.3)               1.8
    Unrecognized prior service cost...........................................          (9.8)             (34.8)
    Unrecognized net loss from past experience different
      from that assumed.......................................................         927.5              904.3
    Unrecognized net asset at transition......................................          (1.3)              (1.3)
                                                                                ---------------   ----------------
    Prepaid Pension Cost, Net.................................................  $      831.1      $       870.0
                                                                                ===============   ================

    The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $852.4 million and $886.4 million and the accrued liability for pension plans with accumulated benefit obligations in excess of plan assets was $21.3 million and $16.4 million at December 31, 2004 and 2003, respectively.

    The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets:

                                                                             DECEMBER 31,
                                                      ---------------------------------------------------------
                                                               2004                             2003
                                                      ---------------------------      ------------------------
                                                                             (IN MILLIONS)
                                                             ESTIMATED                    Estimated
                                                            FAIR VALUE         %          Fair Value       %
                                                      --------------------    ----     ----------------   -----
    Corporate and government debt securities.......    $       450.1          21.2     $      438.2       21.7
    Equity securities..............................          1,468.0          69.0          1,387.4       68.9
    Equity real estate ............................            192.8           9.1            184.8        9.2
    Short-term investments.........................             14.9            .7              2.1         .1
    Other..........................................               .9            -               2.6         .1
                                                      --------------------             ---------------
    Total Plan Assets..............................    $     2,126.7                   $     2,105.1
                                                      ====================             ===============

    The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. Strategy with respect to asset mix is designed to meet, and, if possible, exceed the long-term rate-of-return assumptions for benefit obligations. The asset allocation is designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis is given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real Estate investments offer diversity to the total portfolio and long-term inflation protection.

    A secondary investment objective of the plans of the Company is to minimize variation in annual net periodic pension cost over the long term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

    The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2004 and 2003.

                                                                                     AXA Financial
                                                                            --------------------------------
                                                                                2004               2003
                                                                                ----               ----
    Discount rate:
      Benefit obligation...............................................        5.75%              6.25%
      Periodic cost....................................................        6.25%              6.75%

    Rate of compensation increase:
      Benefit obligation and periodic cost.............................        5.75%              5.78%

    Expected long-term rate of return on plan assets (periodic cost)...         8.5%               8.5%

    As noted above, the pension plans' target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and future expectations of returns from these asset classes to conclude that a long-term expected rate of return of 8.5% is reasonable.

    The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were zero and zero, respectively, at December 31, 2004, and $51.1 million and $37.3 million, respectively, at December 31, 2003. The accumulated benefit obligation for all defined benefit pension plans was $2,072.6 million and $1,933.5 million at December 31, 2004 and 2003, respectively. The aggregate projected benefit obligation for pension plans with projected benefit obligations in excess of plan assets was zero at December 31, 2004 and $73.6 million at December 31, 2003.

    Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $23.2 million, $24.5 million and $26.0 million for 2004, 2003 and 2002, respectively.

    The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2005, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2004 and include benefits attributable to estimated future employee service.

                                               PENSION BENEFITS
                                             --------------------
                                                 (IN MILLIONS)
                  2005.......................  $     146.3
                  2006.......................        156.2
                  2007.......................        159.4
                  2008.......................        161.3
                  2009.......................        163.8
                  Years 2010 - 2014..........        842.0

    On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "MMA") was signed into law. It introduced a prescription drug benefit under Medicare Part D that would go into effect in 2006 as well as a Federal subsidy to employers whose plans provide an "actuarially equivalent" prescription drug benefit, however, detailed regulations necessary to implement and administer the MMA have not yet been issued. Management and its actuarial advisors have not been able to conclude as yet whether the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measures of the accumulated postretirement benefit obligations and net periodic postretirement benefit cost for these plans at and for the year ended December 31, 2004 do not reflect any amounts associated with enactment of MMA, including the subsidy.

    Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund purchases of Alliance Holding units or an Alliance sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $140.4 million, $124.2 million and $101.4 million for 2004, 2003 and 2002, respectively (including $61.3 million, $85.1 million and $63.7 million for 2004, 2003 and 2002, respectively, relating to the Bernstein deferred compensation plan).

14) DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

    Derivatives
    -----------

    The Insurance Group primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce the Insurance Group's exposure of interest rate fluctuations. Various derivative instruments are used to achieve these objectives, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures, including the program to hedge certain risks associated with the GMDB/GMIB features of the Accumulator series of annuity products. At December 31, 2004, the Company's outstanding equity-based futures contracts were exchanged-traded and net settled each day. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in annuity contracts issued by the Company. See Note 12 to Notes to Consolidated Financial Statements.

    Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, crediting interest rates and dividends would be adjusted subject to competitive pressures. In addition, policies are subject to minimum rate guarantees. To hedge exposure to lower interest rates, the Company has used interest rate floors. At December 31, 2004 the outstanding notional amount of interest rate floors was $12.0 billion. For the year ended December 31, 2004 net unrealized losses of $3.9 million and no realized gains were recognized from floor contracts. These derivatives do not qualify for hedge accounting treatment under GAAP.

    The Company issues certain variable annuity products with GMDB and GMIB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. The Company initiated a dynamic hedging program in the third quarter 2003, utilizing exchange traded futures contracts, to hedge certain risks associated with the GMDB feature of certain annuity products with a total account value of $20,887 million at December 31, 2004, and in 2004, initiated a similar program to hedge certain risks, associated with the GMIB feature of certain annuity products with a total account value of $7,446 million at December 31, 2004. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality, lapse and election rate. This program does not qualify for hedge accounting treatment under GAAP. At December 31, 2004 the Company had open exchange-traded futures positions on the S&P 500, Russell 1000 and NASDAQ 100 indices, having an aggregate notional amount of $956.7 million and an initial margin requirement of $51.2 million. Contracts are net settled daily. At December 31, 2004, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having an aggregate notional amount of $156.7 million and an initial margin requirement of $1.3 million. Contracts are net settled daily. For the year ended December 31, 2004, net realized losses of $63.1 million and net unrealized losses of $20.6 million were recognized from futures contracts utilized in this program and were partially offset by a similar decline in the GMDB and GMIB reserve.

    The Company is exposed to counterparty risk attributable to hedging transactions entered into with counterparties. Exposure to credit risk is controlled with the respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated 1 by the NAIC.

    All derivatives outstanding at December 31, 2004 and 2003 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were:

                                                                                      DECEMBER 31,
                                                                           ------------------------------------
                                                                                2004                2003
                                                                           ----------------   -----------------
                                                                                      (IN MILLIONS)
    Notional Amount by Derivative Type:
      Options:
        Floors..........................................................    $   12,000         $   12,000
        Bond and equity-based futures...................................         1,113                275
                                                                           ----------------   -----------------
      Total.............................................................    $   13,113         $   12,275
                                                                           ================   =================

    At December 31, 2004 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

    All gains and losses on derivative financial instruments utilized by the Company in 2004 and 2003 are reported in earnings. None of the derivatives were designated as qualifying hedges under SFAS No. 133. For 2004 and 2003, respectively, investment results, principally in net investment income, included gross gains of $26.2 million and $.6 million and gross losses of $114.2 million and $42.6 million that were recognized on derivative positions.

    Fair Value of Financial Instruments
    -----------------------------------

    The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

    Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2004 and 2003.

    Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

    Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

    The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

    The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

    Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

    The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7, 8 and 10 of Notes to Consolidated Financial Statements are presented below:

                                                                       DECEMBER 31,
                                            --------------------------------------------------------------------
                                                          2004                               2003
                                            ---------------------------------  ---------------------------------
                                               CARRYING         ESTIMATED         Carrying         Estimated
                                                VALUE          FAIR VALUE          Value           Fair Value
                                            ---------------  ----------------  ---------------   ---------------
                                                                       (IN MILLIONS)
    Consolidated:
    Mortgage loans on real estate..........  $    3,131.9     $     3,321.4     $     3,503.1     $    3,761.7
    Other limited partnership interests....         891.0             891.0             775.5            775.5
    Policy loans...........................       3,831.4           4,358.2           3,894.3          4,481.9
    Policyholders liabilities:
      Investment contracts.................      17,755.5          18,175.5          16,817.0         17,245.9
    Long-term debt.........................         607.3             665.9           1,004.9          1,105.7

    Closed Block:
    Mortgage loans on real estate..........  $    1,098.8     $     1,162.9     $     1,297.6     $    1,386.0
    Other equity investments...............           3.8               3.8              14.2             14.2
    Policy loans...........................       1,322.5           1,535.4           1,384.5          1,626.7
    SCNILC liability.......................          13.1              13.1              14.8             14.9

    Other Discontinued Operations:
    Mortgage loans on real estate..........  $       21.4     $        23.1     $        63.9     $       69.5
    Other equity investments...............           4.4               4.4               7.5              7.5
    Guaranteed interest contracts..........           6.8               6.8              17.8             16.3
    Long-term debt.........................         101.7             101.7             101.7            101.7

15) COMMITMENTS AND CONTINGENT LIABILITIES

    In addition to its debt and lease commitments discussed in Notes 10 and 17 of Notes to Consolidated Financial Statements, from time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2004, these arrangements included commitments by the Company to provide equity financing of $418.2 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

    AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

    The Company had $60.5 million of letters of credit related to reinsurance of which no amounts were outstanding at December 31, 2004. AXA Equitable had $29.2 million in commitments under existing mortgage loan agreements at December 31, 2004.

    In February 2002, Alliance signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCB LLC incurred in the ordinary course of its business in the event SCB LLC is unable to meet these obligations. At December 31, 2004, Alliance was not required to perform under the agreement and had no liability outstanding in connection with the agreement.

16) LITIGATION

    A number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, Equitable Variable Life Insurance Company ("EVLICO", which was merged into AXA Equitable effective January 1, 1997), and AXA Life like other life and health insurers, from time to time are involved in such litigations.

    In October 2000, an action entitled SHAM MALHOTRA, ET AL. V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, AXA ADVISORS, LLC AND EQUITABLE DISTRIBUTORS, INC. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased AXA Equitable deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law (the "GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserted causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, plaintiffs amended their new complaint in response to defendants' motion to dismiss and, subsequently, in March 2002, defendants filed a motion to dismiss the amended complaint. In March 2003, the United States District Court for the Eastern District of New York: (i) granted plaintiffs' motion, filed October 2001, seeking leave to reopen their original case for the purpose of filing an amended complaint and accepted plaintiffs' proposed amended complaint, (ii) appointed the named plaintiffs as lead plaintiffs and their counsel as lead counsel for the putative class, (iii) consolidated plaintiffs' original action with their second action, which was filed in October 2001, and (iv) ruled that the court would apply AXA Equitable's motion to dismiss the amended complaint in the second action to the plaintiffs' amended complaint from the original action. In April 2003, plaintiffs filed a second amended complaint alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The action purports to be on behalf of a class consisting of all persons who on or after October 3, 1997 purchased an individual variable deferred annuity contract, received a certificate to a group variable deferred annuity contract or made an additional investment through such a contract, which contract was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment. In May 2003, the defendants filed a motion to dismiss the second amended complaint. In February 2004, the District Court issued a decision withdrawing without prejudice defendants' motion to dismiss the second amended complaint with leave to refile because the parties did not comply with the court's Individual Motion Practices. In March 2004, defendants filed a renewed motion to dismiss the second amended complaint.

    In October 2000, an action entitled AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LP AND EMERALD INVESTMENTS LP V. AXA CLIENT SOLUTIONS, LLC; THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES; AND AXA FINANCIAL, INC. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants, in connection with certain annuities issued by AXA Equitable (i) breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek substantial lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. AXA Equitable answered the amended complaint. In July 2004, the court dismissed Emerald's complaint for lack of subject matter (diversity) jurisdiction. In June 2004, Emerald filed a new complaint that was substantially similar to the complaint filed in the dismissed action against AXA Equitable, AXA Client Solutions, LLC, and AXA Financial in the United States District Court for the Northern District of Illinois. In July 2004, Emerald filed an amended complaint, to which AXA Equitable filed an answer asserting several affirmative defenses. AXA Equitable also filed a partial motion to dismiss the amended complaint. In August 2004, Emerald filed a motion to dismiss several affirmative defenses, which motion was granted in September 2004. While the monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the consolidated financial position and results of operations of the Company, management believes that the ultimate resolution of this litigation should not have a material adverse effect on the Company's consolidated financial position.

    After the District Court denied defendants' motion to assert certain defenses and counterclaims in AMERICAN NATIONAL BANK, AXA Equitable commenced an action, in December 2001, entitled THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES V. AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LP AND EMERALD INVESTMENTS LP, in the United States District Court for the Northern District of Illinois. The complaint arises out of the same facts and circumstances as described in AMERICAN NATIONAL BANK. AXA Equitable's complaint alleges common law fraud and equitable rescission in connection with certain annuities issued by AXA Equitable. AXA Equitable seeks unspecified money damages, rescission, punitive damages and attorneys' fees. In March 2002, defendants filed an answer to AXA Equitable's complaint and asserted counterclaims. Defendants' counterclaims allege common law fraud, violations of the Federal and Illinois Securities Acts and violations of the Illinois and New York Consumer Fraud Acts. Defendants seek unspecified money damages, punitive damages and attorneys' fees. In May 2002, the District Court granted in part and denied in part AXA Equitable's motion to dismiss defendants' counterclaims, dismissing defendants' Illinois Securities Act and New York Consumer Fraud Act claims. AXA Equitable answered defendants' remaining counterclaims. In July 2004, AXA Equitable filed a motion to dismiss this action on the ground that there is no subject matter (diversity) jurisdiction. In September 2004, the court dismissed AXA Equitable's action and retained jurisdiction over Emerald's counterclaims in that action.

    In January 2004, DH2, Inc., an entity related to Emerald Investments L.P., filed a lawsuit in the United States District Court for the Northern District of Illinois, against AXA Equitable and EQ Advisors Trust ("EQAT"), asserting claims for breach of contract and breach of fiduciary duty, claims under the Federal securities laws, and misappropriation of trade secrets. The complaint alleges that AXA Equitable and EQAT wrongfully misappropriated DH2, Inc.'s confidential and proprietary information to implement fair value pricing of securities within the subaccounts of DH2, Inc.'s variable annuity, which diminished the profitability of its proprietary trading strategy. The complaint also alleges that AXA Equitable and EQAT implemented fair value pricing for an improper purpose and without adequate disclosure. The complaint further alleges that AXA Equitable and EQAT are not permitted to implement fair value pricing of securities. In May 2004, the complaint was served on AXA Equitable and EQAT. In July 2004, DH2 filed an amended complaint adding the individual trustees as defendants. In October 2004, all defendants filed a motion to dismiss the amended complaint. In March 2005, the Court granted the motion to dismiss, dismissing DH2's claims for alleged violations of the Investment Company Act of 1940, as amended (the "Investment Company Act") with prejudice and dismissing the remaining claims without prejudice on the ground that DH2 failed to state a claim under the Federal securities laws. DH2 has until April 2005 to file a Second Amended Complaint consistent with the Court's decision.

    In November 2004, a fairness hearing in PETER FISCHEL, ET AL. V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a previously disclosed lawsuit, was held and a settlement was approved effective as of January 2005. Management believes that the settlement of Fischel will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

    A putative class action entitled STEFANIE HIRT, ET AL. V. THE EQUITABLE RETIREMENT PLAN FOR EMPLOYEES, MANAGERS AND AGENTS, ET AL. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violates ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim has been dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. The parties agreed that the new individual claims of the five named plaintiffs regarding the delivery of announcements to them would be excluded from the class certification. In April 2003, defendants filed an answer to the amended complaint. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In July 2003, defendants filed a motion for summary judgment on the grounds that plaintiffs' claims are barred by applicable statutes of limitations. In October 2003, the District Court denied that motion. In July 2004, the parties filed cross motions for summary judgment asking the court to find in their respective favors on plaintiffs' claim that (1) the cash balance formula of the retirement plan violates ERISA's age discrimination provisions and (2) the notice of plan amendment distributed by AXA Equitable violated ERISA's notice rules. Following a hearing on the motions, the court ordered a limited amount of additional discovery to be conducted followed by a subsequent hearing.

    In January 2003, a putative class action entitled BERGER ET AL. V. AXA NETWORK, LLC AND THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES was commenced in the United States District Court for the Northern District of Illinois by two former agents on behalf of themselves and other similarly situated present, former and retired agents who, according to the complaint, "(a) were discharged by Equitable Life from `statutory employee status' after January 1, 1999, because of Equitable Life's adoption of a new policy stating that in any given year, those who failed to meet specified sales goals during the preceding year would not be treated as `statutory employees,' or (b) remain subject to discharge from `statutory employee' status based on the policy applied by Equitable Life." The complaint alleges that AXA Equitable improperly "terminated" the agents' full-time life insurance salesman statutory employee status in or after 1999 by requiring attainment of minimum production credit levels for 1998, thereby making the agents ineligible for benefits and "requiring" them to pay Self-Employment Contribution Act taxes. The former agents, who assert claims for violations of ERISA and 26 U.S.C. 3121, and breach of contract, seek declaratory and injunctive relief, plus restoration of benefits and an adjustment of their benefit plan contributions and payroll tax withholdings. In March 2003, AXA Equitable filed a motion to dismiss the complaint. In July 2003, the United States District Court for the Northern District of Illinois granted in part and denied in part AXA Equitable's motion to dismiss the complaint, dismissing plaintiffs' claims for violation of 26 U.S.C. 3121 and breach of contract. AXA Equitable has answered plaintiffs' remaining claim for violation of ERISA. In July 2003, plaintiffs filed a motion for class certification. In November 2003, AXA Equitable filed its opposition to the motion for class certification. In March 2004, the District Court entered an order certifying a class consisting of "[a]ll present, former and retired Equitable agents who (a) lost eligibility for benefits under any Equitable ERISA plan during any period on or after January 1, 1999 because of the application of the policy adopted by Equitable of using compliance with specified sales goals as the test of who was a "full time life insurance salesman" and thereby eligible for benefits under any such plan, or (b) remain subject to losing such benefits in the future because of the potential application to them of that policy." Discovery has concluded and the parties have filed cross motions for summary judgment. The case has been removed from the trial calendar pending a decision on these motions.

    In May 2003, a putative class action complaint entitled ECKERT V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES was filed in the United States District Court for the Eastern District of New York, as a case related to the Malhotra action described above. The complaint asserts a single claim for relief under Section 47(b) of the Investment Company Act of 1940, as amended based on AXA Equitable's alleged failure to register as an investment company. According to the complaint, AXA Equitable was required to register as an investment company because it was allegedly issuing securities in the form of variable insurance products and allegedly investing its assets primarily in other securities. The plaintiff purports to act on behalf of all persons who purchased or made an investment in variable insurance products from AXA Equitable on or after May 7, 1998. The complaint seeks declaratory judgment permitting putative class members to elect to void their variable insurance contracts; restitution of all fees and penalties paid by the putative class members on the variable insurance products, disgorgement of all revenues received by AXA Equitable on those products, and an injunction against the payment of any dividends by AXA Equitable to the Holding Company. In June 2003, AXA Equitable filed a motion to dismiss the complaint. In June 2004, plaintiff, in connection with a settlement of a proceeding entitled ECKERT V. AXA ADVISORS, LLC, ET. AL. which was filed with the National Association of Securities Dealers, Inc., released his putative class action claim against AXA Equitable. In June 2004, plaintiff's counsel filed a motion for withdrawal of plaintiff from the putative class action lawsuit and intervention by another member of the putative class as plaintiff. In March 2005, the Court granted the motion to intervene by another member of the putative class and denied AXA Equitable's motion to dismiss without prejudice to refile the motion after the new complaint is filed.

    The ten similar and previously disclosed putative class action lawsuits, arising out of the Holding Company's acquisition of MONY, and filed between September and October 2003, against the Holding Company (and in some cases AIMA Acquisition Co., a wholly owned subsidiary of the Holding Company ("AIMA")), MONY and MONY's directors in the Court of Chancery of the State of Delaware in and for New Castle County, entitled BEAKOVITZ V. AXA FINANCIAL, INC., ET AL.; BELODOFF V. THE MONY GROUP INC., ET AL.; BRIAN V. THE MONY GROUP INC. ET AL.; BRICKLAYERS LOCAL 8 AND PLASTERERS LOCAL 233 PENSION FUND V. THE MONY GROUP, INC., ET AL.; CANTOR V. THE MONY GROUP, INC., ET AL.; E.M. CAPITAL, INC. V. THE MONY GROUP, INC., ET AL.; GARRETT V. THE MONY GROUP INC., ET AL.; LEBEDDA V. THE MONY GROUP, INC., ET AL.; MARTIN
    V. ROTH, ET AL.; and MUSKAL V. THE MONY GROUP, INC., ET AL. (collectively, the "MONY Stockholder Litigation") have been settled and dismissed with prejudice. The Company's management believes that the settlement of the MONY Stockholder Litigation will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

    Related to the MONY Stockholder Litigation, the Holding Company, MONY and MONY's directors were named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled LAUFER V. THE MONY GROUP, INC., ET AL. and NORTH BORDER INVESTMENTS V. BARRETT, ET AL. The complaints in these actions contain allegations substantially similar to those in the Delaware cases, and likewise purport to assert claims for breach of fiduciary duty against MONY's directors and for aiding and abetting a breach of fiduciary duty against the Holding Company. The complaints in these actions also purport to be brought on behalf of a class consisting of all MONY stockholders, excluding the defendants and their affiliates, and seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. In December 2003, defendants contested the claims in the LAUFER and NORTH BORDER complaints. In NORTH BORDER, in September 2004, the plaintiff agreed that it would not object to the proposed settlement before the Delaware Court of Chancery and that following a final judgment approving the settlement by the Delaware Court of Chancery, the plaintiff would dismiss its action against all defendants with prejudice. A stipulation of discontinuance for the North Border action was filed with the New York State Supreme Court in November 2004.

    In September 2004, a petition for appraisal entitled CEDE & CO. V. AXA FINANCIAL, INC. was filed in the Delaware Court of Chancery by an alleged former MONY stockholder. The petition seeks a judicial appraisal of the value of the MONY shares held by former MONY stockholders who demanded appraisal pursuant to Section 262 of the General Corporation Law of the State of Delaware and have not withdrawn their demands. The parties are engaged in discovery. On or about November 4, 2004, a petition for appraisal entitled HIGHFIELDS CAPITAL LTD. V. AXA FINANCIAL, INC. was filed in the Delaware Court of Chancery by another alleged former MONY stockholder. The relief sought by the Highfields Capital petition is substantially identical to that sought pursuant to the Cede & Co. petition. The parties are engaged in discovery. In February 2005, the Delaware Court of Chancery consolidated the two actions for all purposes.

    In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled MATTHEW WIGGENHORN V. EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. The lawsuit asserts causes of action for negligence, gross negligence, breach of contract, and breach of fiduciary duty and seeks unspecified compensatory and punitive damages, plus prejudgment interest, attorneys' fees and costs. In June 2004, AXA Equitable removed the case to Federal court and in July 2004 filed a motion to dismiss. In July 2004, plaintiff filed a motion to remand the action to state court. In August 2004, the court stayed the action pending a decision by the U.S. Court of Appeals for the Seventh Circuit in a case filed against Putnam Funds et al. (to which the Holding Company is not a party) regarding removal pursuant to the Securities Litigation Uniform Standards Act under similar circumstances. In February 2005, the Baltimore Federal court entered a Conditional Transfer Order, conditionally transferring the case to Federal court in Baltimore, Maryland, where the majority of so-called market timing cases against various fund families have been transferred.

    ALLIANCE LITIGATION

    In April 2002, a consolidated complaint entitled IN RE ENRON CORPORATION SECURITIES LITIGATION ("Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including Alliance. The principal allegations of the Enron Complaint, as they pertain to Alliance, are that Alliance violated Sections 11 and 15 of the Securities Act of 1933, as amended ("Securities Act") with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege the registration statement was materially misleading and that Frank Savage, who was at that time an employee of Alliance and who was and remains a director of the general partner of Alliance, signed the registration statement at issue. Plaintiffs further allege that Alliance was a controlling person of Frank Savage. Plaintiffs therefore assert that Alliance is itself liable for the allegedly misleading registration statement. Plaintiffs seek recission or a recissionary measure of damages. In June 2002, Alliance moved to dismiss the ENRON Complaint as the allegations therein pertain to it. In March 2003, that motion was denied. In May 2003, a First Amended Consolidated Complaint, with substantially identical allegations as to Alliance, was filed. Alliance filed its answer in June 2003. In May 2003, plaintiffs filed an Amended Motion For Class Certification. In October 2003, following the completion of class discovery, Alliance filed its opposition to class certification. Alliance's motion is pending. The case is currently in discovery.

    In May 2002, a complaint entitled THE FLORIDA STATE BOARD OF ADMINISTRATION
    V. ALLIANCE CAPITAL MANAGEMENT L.P. ("SBA Complaint") was filed in the Circuit Court of the Second Judicial Circuit, in and for Leon County, Florida against Alliance. The SBA Complaint alleges breach of contract relating to the Investment Management Agreement between The Florida State Board of Administration ("SBA") and Alliance, breach of the covenant of good faith and fair dealing contained in the Investment Management Agreement, breach of fiduciary duty, negligence, gross negligence and violation of the Florida Securities and Investor Protection Act, in connection with purchases and sales of Enron common stock for the SBA investment account. The SBA seeks more than $300 million in compensatory damages and an unspecified amount of punitive damages. In June 2002, Alliance moved to dismiss the SBA Complaint; in September 2002, the court denied Alliance's motion to dismiss the SBA Complaint in its entirety. In November 2003, the SBA filed an amended complaint ("Amended SBA Complaint"). While the Amended SBA Complaint contains the Enron claims, the Amended SBA Complaint also alleges that Alliance breached its contract with the SBA by investing in or continuing to hold stocks for the SBA's investment portfolio that were not "1-rated," the highest rating that Alliance's research analysts could assign. The SBA also added claims for negligent supervision and common law fraud. The Amended SBA Complaint seeks rescissionary damages for all purchases of stocks that were not 1-rated, as well as damages for those that were not sold on a downgrade. During the third quarter of 2004, the SBA asserted in discovery that its Enron-related and 1-rated stock-related damages (including statutory interest) are approximately $2.9 billion. In November 2004, each party moved for partial summary judgment. In January 2005, the court granted, in part, Alliance's motion. Trial commenced in March 2005.

    In September 2002, a complaint entitled LAWRENCE E. JAFFE PENSION PLAN, LAWRENCE E. JAFFE TRUSTEE U/A 1198 V. ALLIANCE CAPITAL MANAGEMENT L.P., ALFRED HARRISON AND ALLIANCE PREMIER GROWTH FUND, INC. ("Jaffe Complaint") was filed in the United States District Court for the Southern District of New York against Alliance, Alfred Harrison and Premier Growth Fund alleging violation of the Investment Company Act. Plaintiff seeks damages equal to Premier Growth Fund's losses as a result of Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. In March 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey for coordination with the now dismissed BENAK V. ALLIANCE CAPITAL MANAGEMENT L.P. AND ALLIANCE PREMIER GROWTH FUND action then pending. In December 2003, plaintiff filed an amended complaint ("Amended Jaffe Complaint") in the United States District Court for the District of New Jersey. The Amended Jaffe Complaint alleges violations of
    Section 36(a) of the Investment Company Act, common law negligence, and negligent misrepresentation. Specifically, the Amended Jaffe Complaint alleges that (i) the defendants breached their fiduciary duties of loyalty, care and good faith to Premier Growth Fund by causing Premier Growth Fund to invest in the securities of Enron, (ii) the defendants were negligent for investing in securities of Enron, and (iii) through prospectuses and other documents, defendants misrepresented material facts related to Premier Growth Fund's investment objective and policies. In January 2004, defendants moved to dismiss the Amended Jaffe Complaint. That motion is pending.

    In December 2002, a putative class action complaint entitled PATRICK J. GOGGINS ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P. ET AL. ("Goggins Complaint") was filed in the United States District Court for the Southern District of New York against Alliance, Premier Growth Fund and individual directors and certain officers of Premier Growth Fund. In August 2003, the court granted Alliance's motion to transfer the Goggins Complaint to the United States District Court for the District of New Jersey. In December 2003, plaintiffs filed an amended complaint ("Amended Goggins Compliant") in the United States District Court for the District of New Jersey, which alleges that defendants violated Sections 11, 12(a)(2) and 15 of the Securities Act because Premier Growth Fund's registration statements and prospectuses contained untrue statements of material fact and omitted material facts. More specifically, the Amended Goggins Complaint alleges that the Premier Growth Fund's investment in Enron was inconsistent with the fund's stated strategic objectives and investment strategies. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages on behalf of a class of persons who purchased shares of Premier Growth Fund during the period October 31, 2000 through February 14, 2002. In January 2004, Alliance moved to dismiss the Amended Goggins Complaint. In
    December 2004, the court granted Alliance's motion and dismissed the case. In January 2005, plaintiff appealed the court's decision.

    In October 2003, a purported class action complaint entitled ERB ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P. ET AL. ("ERB Complaint") was filed in the Circuit Court of St. Clair County, State of Illinois against Alliance. Plaintiff, purportedly a shareholder in the Premier Growth Fund, alleges that Alliance breached unidentified provisions of Premier Growth Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for Premier Growth Fund's portfolio must be a "1-rated" stock, the highest rating that Alliance's analysts could assign. Plaintiff alleges that Alliance impermissibly purchased shares of stocks that were not 1-rated. Plaintiff seeks rescission of all purchases of any non-1-rated stocks Alliance made for Premier Growth Fund over the past ten years, as well as an unspecified amount of damages. In June 2004, plaintiff filed an amended complaint ("Amended Erb Complaint") in the Circuit Court of St. Clair County, Illinois. The Amended Erb Complaint allegations are substantially similar to those contained in the previous complaint, however, the Amended Erb Complaint adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by Alliance's Large Cap Growth Team. The Amended Erb Complaint alleges that Alliance breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks Alliance made for Premier Growth Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an unspecified amount of damages. In July 2004, Alliance removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities Litigation Uniform Standards Act. In August 2004, the District Court remanded the action to the Circuit Court. In September 2004, Alliance filed a notice of appeal with respect to the District Court's order. In December 2004, plaintiffs moved to dismiss Alliance's appeal. These motions are pending.

    Market Timing-Related Matters

    In October 2003, a purported class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. ("Hindo Complaint") was filed against Alliance, Alliance Holding, ACMC, the Holding Company, the AllianceBernstein Funds, the registrants and issuers of those funds, certain officers of Alliance (the "Alliance defendants"), and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

    Since October 2003, forty-three additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against Alliance and certain other defendants, and others may be filed. Such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), certain state securities statutes and common law. All of these lawsuits seek an unspecified amount of damages.

    In February 2004, the Judicial Panel on Multidistrict Litigation ("MDL Panel") transferred all Federal actions to the United States District Court for the District of Maryland ("Mutual Fund MDL"). In March 2004 and April 2004, the MDL Panel issued orders conditionally transferring the state court cases against Alliance and numerous others to the Mutual Fund MDL. Transfer of all of these actions subsequently became final. Plaintiffs in three of these four actions moved to remand the actions back to state court. In June 2004, the Court issued an interim opinion deferring decision on plaintiffs' motions to remand until a later stage in the proceedings. Subsequently, the plaintiff in the state court individual action moved the Court for reconsideration of that interim opinion and for immediate remand of her case to state court, and that motion is pending. Defendants are not yet required to respond to the complaints filed in the state court derivative actions.

    In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous Federal lawsuits.

    The Holding Company, AXA S.A. and AXA Equitable are named as defendants in the mutual fund shareholder complaint and the Alliance Holding unitholder derivative complaint. Claims have been asserted against all these companies that include both control person and direct liability. The Holding Company is named as a defendant in the mutual fund complaint and the ERISA complaint. Alliance recorded charges to income totaling $330 million during the second half 2003 in connection with establishing the $250 million restitution fund and certain other matters. During 2004, Alliance paid $296 million related to these matters (including $250 million to the restitution fund) and has cumulatively paid $302 million. Accordingly, it is possible that additional charges in the future may be required.

    Revenue Sharing-Related Matters

    In June 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against Alliance, Alliance Holding, ACMC, The Holding Company, AllianceBernstein Investment Research and Management, Inc., a wholly-owned subsidiary of Alliance ("ABIRM"), certain current and former directors of the AllianceBernstein Funds, and unnamed Doe defendants. The Aucoin Complaint names the AllianceBernstein Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services,
    (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

    Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of AllianceBernstein Funds.

    In February 2005, plaintiffs filed a consolidated amended class action complaint that asserts claims substantially similar to the Aucion Complaint and the nine additional lawsuits referenced above.

    Directed Brokerage

    Alliance and approximately twelve other investment management firms were mentioned publicly in connection with the settlement by the SEC of charges that Morgan Stanley violated Federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas, and the NASD has issued requests for information, to Alliance in connection with this matter and Alliance has provided documents and other information to the SEC and the NASD and is cooperating fully with their investigations. On March 11, 2005, discussions commenced with the NASD that Alliance's management believes will conclude these investigations. Accordingly, Alliance recorded a $5 million charge against 2004 earnings.

    Proof of Claim-Related Matters

    In January 2005, a purported class action complaint entitled CHARLES DAVIDSON AND BERNARD SAMSON, ET AL. V. BRUCE W. CALVERT, ET AL. ("Davidson Complaint") was filed against Alliance Capital, ABIRM, various current and former directors of ACMC, and unnamed Doe defendants in the United States District Court for the Southern District of New York by alleged shareholders of AllianceBernstein Funds. The Davidson Complaint alleges that Alliance Capital, as investment advisor to the AllianceBernstein Funds, and the other defendants breached their fiduciary duties arising under Sections 36(a), 36(b) and 47(b) of the Investment Company Act by failing to ensure that the AllianceBernstein Funds participated in certain securities class action settlements for which the Funds were eligible. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, and forfeiture of all commissions and fees paid to the defendants.

    Two additional lawsuits making factual allegations substantially similar to those in the Davidson Complaint were filed against Alliance Capital and certain defendants not affiliated with Alliance Capital, and others may be filed. One of the lawsuits was brought as a class action in the United States District Court for the District of Massachusetts on behalf of alleged shareholders of the Mass Mutual family of funds. The other lawsuit was brought as a class action in the United States District Court for the Eastern District of Pennsylvania on behalf of alleged shareholders of the Vanguard family of funds. Both additional lawsuits: (i) assert claims against Alliance Capital in connection with sub-advisory services provided by Alliance Capital to the respective fund families; (ii) assert claims substantially identical to the Davidson Complaint; and (iii) seek relief substantially identical to the Davidson Complaint.

                         ------------------------------

    Although the outcome of litigation generally cannot be predicted with certainty, management believes that, except as otherwise noted, the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Except as noted above, management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

    In addition to the matters previously reported and those described above, AXA Equitable and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

17) LEASES

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2005 and the four successive years are $131.9 million, $121.1 million, $110.7 million, $102.8 million, $90.9 million and $715.8 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2005 and the four successive years is $11.5 million, $4.1million, $3.3 million, $2.9 million, $2.3 million and $17.5 million thereafter.

    At December 31, 2004, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2005 and the four successive years is $74.4 million, $77.6 million, $70.9 million, $73.8 million, $72.4 million and $708.5 million thereafter.

    The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2005 and the four successive years are $.9 million and $.6 million, $.3 million, $.3 million and $.2 million, respectively.

18) INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

    AXA Equitable is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent; pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $433.1 million during 2005. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2004, 2003 and 2002, the Insurance Group statutory net income totaled $571.4 million, $549.4 million and $451.6 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,287.3 million and 4,555.7 million at December 31, 2004 and 2003, respectively. In 2004, 2003 and 2002, respectively, AXA Equitable paid shareholder dividends of $500.0 million, $400.0 million and $500.0 million.

    At December 31, 2004, the Insurance Group, in accordance with various government and state regulations, had $32.8 million of securities deposited with such government or state agencies.

    At December 31, 2004 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2004.

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

    The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Net change in statutory surplus and
      capital stock....................................  $       196.8       $       43.4       $   (1,354.7)
    Change in AVR......................................          528.1              152.2             (464.7)
                                                        -----------------   ----------------   -----------------
    Net change in statutory surplus, capital stock
      and AVR..........................................          724.9              195.6           (1,819.4)
    Adjustments:
      Future policy benefits and policyholders'
        account balances...............................         (398.8)            (245.7)             255.2
      DAC..............................................          529.2              556.1              458.1
      Deferred income taxes............................          122.5               30.9             (634.6)
      Valuation of investments.........................           10.1               39.6              (74.8)
      Valuation of investment subsidiary...............         (460.3)            (321.6)           1,399.4
      Change in fair value of guaranteed minimum
        income benefit reinsurance contracts...........           61.0              (91.0)             120.0
      Shareholder dividends paid.......................          500.0              400.0              500.0
      Changes in non-admitted assets...................          (74.7)             (35.1)             384.2
      Other, net.......................................          (98.9)              (2.1)             (23.7)
      GAAP adjustments for Other Discontinued
        Operations.....................................           14.9               (2.3)              23.0
                                                        -----------------   ----------------   -----------------
    Net Earnings of the Insurance Group................  $       929.9       $      524.4       $      587.4
                                                        =================   ================   =================

                                                                              DECEMBER 31,
                                                        ---------------------------------------------------------
                                                              2004               2003                2002
                                                        -----------------   ----------------   ------------------
                                                                             (IN MILLIONS)

    Statutory surplus and capital stock................  $     4,331.5       $    4,134.7       $    4,091.3
    AVR................................................          870.0              341.9              189.7
                                                        -----------------   ----------------   ------------------
    Statutory surplus, capital stock and AVR...........        5,201.5            4,476.6            4,281.0
    Adjustments:
      Future policy benefits and policyholders'
        account balances...............................       (1,882.1)          (1,483.3)          (1,237.6)
      DAC..............................................        6,813.9            6,290.4            5,801.0
      Deferred income taxes............................       (1,770.4)          (1,729.8)          (1,835.8)
      Valuation of investments.........................        2,237.6            2,196.3            1,629.6
      Valuation of investment subsidiary...............       (1,973.3)          (1,513.0)          (1,191.4)
      Fair value of guaranteed minimum income benefit
        reinsurance contracts..........................           90.0               29.0              120.0
      Non-admitted assets..............................        1,055.5            1,130.2            1,162.3
      Issuance of surplus notes........................         (599.7)            (599.6)            (599.6)
      Other, net.......................................          147.9               77.7              157.2
      GAAP adjustments for Other Discontinued
        Operations.....................................          (96.4)            (103.9)            (108.7)
                                                        -----------------   ----------------   ------------------
    Equity of the Insurance Group......................  $     9,224.5       $    8,770.6       $    8,178.0
                                                        =================   ================   ==================

19) BUSINESS SEGMENT INFORMATION

    The Company's operations consist of Insurance and Investment Services segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

    The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual funds, and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

    The Investment Services segment is principally comprised of the investment management business of Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowment funds and domestic and foreign financial institutions and governments, (b) private clients, including high net worth individuals, trusts and estates, charitable foundations and other entities, by means of separately managed accounts, hedge funds and other investment vehicles, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy, trading and other services. This segment also includes institutional Separate Accounts principally managed by Alliance that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

    Intersegment investment advisory and other fees of approximately $118.4 million, $103.0 million and $102.2 million for 2004, 2003 and 2002, respectively, are included in total revenues of the Investment Services segment.

    The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
    SEGMENT REVENUES:
    Insurance..........................................   $     5,447.7       $     4,734.4     $     4,673.4
    Investment Services................................         3,031.5             2,738.5           2,744.9
    Consolidation/elimination..........................           (82.8)              (70.4)            (71.3)
                                                         -----------------   ----------------  ------------------
    Total Revenues.....................................   $     8,396.4       $     7,402.5     $     7,347.0
                                                         =================   ================  ==================

    SEGMENT EARNINGS (LOSS) FROM CONTINUING
      OPERATIONS BEFORE INCOME
      TAXES AND MINORITY INTEREST:
    Insurance..........................................   $       946.3       $       631.6     $       437.9
    Investment Services................................           728.8               318.6             590.7
    Consolidation/elimination..........................             (.9)                -                 -
                                                         -----------------   ----------------  ------------------
    Total Earnings from Continuing Operations
       before Income Taxes
       and Minority Interest...........................   $     1,674.2       $       950.2     $     1,028.6
                                                         =================   ================  ==================

                                                                              DECEMBER 31,
                                                         --------------------------------------------------------
                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
    ASSETS:

    Insurance..........................................   $   110,141.1       $    98,822.1     $    80,638.7
    Investment Services................................        14,326.3            15,410.1          14,160.3
    Consolidation/elimination..........................            26.7                33.1              27.3
                                                         -----------------   ----------------  ------------------
    Total Assets.......................................   $   124,494.1       $   114,265.3     $    94,826.3
                                                         =================   ================  ==================

20) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

    The quarterly results of operations for 2004 and 2003 are summarized below:

                                                                THREE MONTHS ENDED
                                   ------------------------------------------------------------------------------
                                       MARCH 31           JUNE 30            SEPTEMBER 30          DECEMBER 31
                                   -----------------  -----------------   ------------------   ------------------
                                                                   (IN MILLIONS)

    2004
    Total Revenues................  $     2,124.2      $     2,019.7       $    2,093.5         $    2,159.0
                                   =================  =================   ==================   ==================

    Earnings from
      Continuing Operations.......  $       227.4      $       269.3       $      204.6         $      192.5
                                   =================  =================   ==================   ==================

    Net Earnings..................  $       226.6      $       270.5       $      220.2         $      212.6
                                   =================  =================   ==================   ==================

    2003
    Total Revenues................  $     1,674.7      $     1,826.8       $    1,857.8         $    2,043.2
                                   =================  =================   ==================   ==================

    Earnings from
      Continuing Operations.......  $        35.7      $       209.7       $      134.8         $      140.8
                                   =================  =================   ==================   ==================

    Net Earnings..................  $        35.7      $       209.8       $      135.5         $      143.4
                                   =================  =================   ==================   ==================

21) ACCOUNTING FOR STOCK-BASED COMPENSATION

    The Holding Company sponsors a stock incentive plan for employees of AXA Equitable. Alliance sponsors its own stock option plans for certain employees.

    In January 2001, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the Stock Appreciation Rights is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded an increase in the Stock Appreciation Rights liability of $14.3 million and $12.0 for 2004 and 2003, respectively, primarily reflecting the variable accounting for the Stock Appreciation Rights based on the change in the market value of AXA ADRs in 2004 and 2003.

    The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Stock-based employee compensation expense is not reflected in the statement of earnings as all options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of the grant. The following table illustrates the effect on net income had compensation expense as related to options awarded under the Holding Company's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method:

                                                              2004               2003                 2002
                                                        -----------------   ----------------   -------------------
                                                                              (IN MILLIONS)
    Net income, as reported............................  $       929.9       $      524.4       $      587.4
    Less: total stock-based employee compensation
       expense determined under fair value method for
       all awards, net of income tax benefit...........          (21.4)             (35.8)             (36.0)
                                                        -----------------   ----------------   -------------------
    Pro Forma Net Earnings.............................  $       908.5       $      488.6       $      551.4
                                                        =================   ================   ===================

    The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2004, 2003 and 2002 follow:

                                               HOLDING COMPANY                           ALLIANCE
                                   -----------------------------------------   ------------------------------
                                       2004           2003         2002          2004      2003       2002
                                   -------------  ------------- ------------   --------- ---------- ---------
     Dividend yield...............    2.24%          2.48%         2.54%         3.5       6.1%      5.80%

     Expected volatility..........     43%            46%           46%          32%        32%       32%

     Risk-free interest rate......    2.86%          2.72%         4.04%         4.0%      3.0%       4.2%

     Expected life in years.......      5              5             5            5          7         7

     Weighted average fair value
       per option at grant date...    $6.94          $4.39         $6.30        $8.00      $5.96     $5.89


    A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2004.


                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------  ---------------------------------
                                                                    WEIGHTED                           WEIGHTED
                                                                    AVERAGE                            AVERAGE
                                                  AXA ADRS          EXERCISE           UNITS           EXERCISE
                                               (IN MILLIONS)         PRICE         (IN MILLIONS)        PRICE
                                             -------------------  ---------------  --------------- -----------------
        Balance at January 1, 2002.......         30.0              $31.55              15.9           $33.58
          Granted........................          6.7              $17.24               2.4           $33.32
          Exercised......................          (.2)             $10.70              (1.4)          $14.83
          Forfeited......................         (1.2)             $27.12               (.5)          $42.99
                                             -------------------                   ---------------

        Balance at December 31, 2002.....         35.3              $25.14              16.4           $34.92
          Granted........................          9.1              $12.60                .1           $35.01
          Exercised......................         (1.7)              $7.85              (1.2)          $17.26
          Forfeited......................         (1.8)             $25.16              (1.5)          $43.27
                                             -------------------                   ---------------

        Balance at December 31, 2003.....         40.9              $23.04              13.8           $35.55
          Granted........................          7.2              $20.66                .1           $33.00
          Exercised......................         (2.5)             $14.82              (2.5)          $18.43
          Forfeited......................         (1.6)             $23.74              (1.8)          $46.96
                                             -------------------                   ---------------

        Balance at December 31, 2004              44.0              $23.03               9.6           $37.82
                                             ===================                   ===============

    Information about options outstanding and exercisable at December 31, 2004 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   WEIGHTED
                                                    AVERAGE         WEIGHTED                               WEIGHTED
              RANGE OF             NUMBER          REMAINING        AVERAGE             NUMBER              AVERAGE
              EXERCISE          OUTSTANDING       CONTRACTUAL       EXERCISE          EXERCISABLE          EXERCISE
               PRICES          (IN MILLIONS)     LIFE (YEARS)        PRICE           (IN MILLIONS)           PRICE
        ------------------  ------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ------------------
          $6.33 - $8.97               .2               1.08            $7.65               .2                 $7.65
          $10.13 - $15.12           10.1               7.39           $12.66              4.4                $12.81
          $15.91 - $22.84           15.5               7.35           $19.42              7.1                $18.51
          $25.96 - $32.87           13.1               3.65           $30.65             12.3                $30.64
          $35.85                     5.1               4.48           $35.85              5.1                $35.85
                              -----------------                                    ------------------
          $6.33 - $35.85            44.0                              $23.03             29.1                $25.71
                              =================                                    ==================

            Alliance
        ------------------
          $8.81-$18.47               1.2               2.25           $15.31              1.2                $15.31
          $25.63-$30.25              2.2               4.40           $28.05              2.1                $28.06
          $32.52-$48.50              3.1               7.01           $39.18              1.7                $42.03
          $50.15-$50.56              1.7               6.92           $50.25              1.0                $50.25
          $51.10-$58.50              1.4               5.95           $53.77              1.1                $53.76
                              -----------------                                    ------------------
          $8.81-$58.50               9.6               5.66           $37.82              7.1                $36.41
                              =================                                    ==================

    The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over periods of up to ten years.

    In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2004, approximately 11.3 million Alliance Holding units of a maximum 41.0 million units were subject to options granted and .1 million Alliance Holding units were subject to awards made under this plan.

22) RELATED PARTY TRANSACTIONS

    The Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $55.0 million and $57.6 million, respectively, for 2004 and 2003.

    The Company paid $658.8 million and $639.1 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2004 and 2003. The Company charged AXA Distribution's subsidiaries $293.1 million and $304.4 million, respectively, for their applicable share of operating expenses for 2004 and 2003, pursuant to the Agreements for Services.

    In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

    Both AXA Equitable and Alliance, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements that include technology and professional development arrangements. Payments by AXA Equitable and Alliance to AXA under such agreements totaled approximately $30.2 million and $16.7 million in 2004 and 2003, respectively. Payments by AXA and AXA affiliates to AXA Equitable under such agreements totaled $38.9 million and $32.5 million in 2004 and 2003, respectively.

    In 2003, AXA Equitable entered into a reinsurance agreement with AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an indirect wholly owned subsidiary of the Holding Company, to cede certain term insurance policies written after December 2002. AXA Equitable ceded $28.6 million and $9.0 million of premiums and $16.4 million and $2.8 million of reinsurance reserves to AXA Bermuda in 2004 and 2003, respectively.

    In 2004, as a result of the Holding Company's acquisition of MONY, the Company restructured certain operations to reduce expenses and recorded pre-tax provisions of $45.6 million related to severance and $33.0 million related to the writeoff of capitalized software. During 2004, total severance payments made to employees totaled $5.0 million.

    Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)

    Investment advisory and services fees..............   $       744.6       $       748.1     $       763.2
    Distribution revenues..............................           447.3               436.0             467.5
    Shareholder servicing fees.........................            87.5                94.3             101.6
    Other revenues.....................................             8.8                11.4              10.2
    Brokerage..........................................             4.2                 4.4               7.0

23) SALE OF ALLIANCE CASH MANAGEMENT BUSINESS

    On October 28, 2004, Alliance announced that Alliance and Federated Investors, Inc. ("Federated") had reached a definitive agreement for Federated to acquire Alliance's cash management business. Under the agreement, up to $29.0 billion in assets from 22 third-party-distributed money market funds of AllianceBernstein Cash Management Services, will be transitioned into Federated money market funds at December 31, 2004. The transaction will not include the assets of AllianceBernstein Exchange Reserves, Inc., which will continue to be available to investors in other AllianceBernstein mutual funds. In addition, Alliance will continue to meet the liquidity needs of investors in its private client, managed account and institutional investment management businesses. The capital gain, net of income taxes and minority interest, that would be recognized upon the closing of the transaction in 2005 is not expected to be material to the Company. Estimated contingent payments received from Federated in the five years following the closing are expected to be similar in amount to the business's anticipated profit contribution over that period. The overall effect on earnings is, therefore, expected to be immaterial.

                                     PART C

                               OTHER INFORMATION
                               -----------------

Item 24. Financial Statements and Exhibits.

         (a) Financial Statements included in Part B.


          1.  Separate Account Nos. 45 and 49:

                - Report of Independent Registered Public Accounting Firm -
                  PricewaterhouseCoopers LLP;
                - Statements of Assets and Liabilities for the Year Ended
                  December 31, 2004;
                - Statements of Operations for the Year Ended December 31, 2004;
                - Statements of Changes in Net Assets for the Years Ended
                  December 31, 2004 and 2003; and
                - Notes to Financial Statements.

          2.    AXA Equitable Life Insurance Company:

                - Report of Independent Registered Public Accounting Firm -
                  PricewaterhouseCoopers LLP;
                - Consolidated Balance Sheets as of December 31, 2004 and
                  2003;
                - Consolidated Statements of Earnings for Years Ended
                  December 31, 2004, 2003 and 2002;
                - Consolidated Statements of Equity for Years Ended December
                  31, 2004, 2003 and 2002;
                - Consolidated Statements of Cash Flows for Years Ended
                  December 31, 2004, 2003 and 2002; and
                - Notes to Consolidated Financial Statements.

         (b) Exhibits.

         The following exhibits are filed herewith:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.   Not applicable.

         3. (a) Form of Distribution Agreement among Equitable Distributors, Inc., Separate Account Nos. 45 and 49 and The Equitable Life Assurance Society of the United States, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (b) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of certain separate accounts and Equitable Distributors, Inc., previously filed with this Registration Statement, File No. 333-05593 on May 1, 1998.

              (c) Form of Sales Agreement among Equitable Distributors, Inc., as Distributor, a Broker-Dealer (to be named) and a General Agent (to be named), previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (d) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

              (e) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000 previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

              (f) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, File No. 2-30070, filed
                   April 19, 2004.

              (g) First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

              (h) Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

              (i) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC.

              (j) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC.

         4. (a) Form of group annuity contract no. 1050-94IC, incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (b) Forms of group annuity certificate nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit 4(b) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (c) Forms of data pages no. 94ICA/BIM (IRA) and (NQ), incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (d) Forms of data pages for Rollover IRA, IRA Assured Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan, Assured Growth Plan (Flexible Income Program), Assured Payment Plan (Period Certain) and Assured Payment Plan (Life with a Period Certain), incorporated herein by reference to Exhibit 4(f) to the Registration Statement on Form N-4 (File No. 33-83750), filed August 31, 1995.

              (e) Forms of data pages for Rollover IRA, IRA Assured Payment Option Plus and Accumulator, incorporated herein by reference to Exhibit 4(g) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

              (f) Forms of data pages for the Rollover IRA, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (g) Forms of data pages for Accumulator and Rollover IRA, previously filed with this Registration Statement No. 333-05593 on October 9, 1996.

              (h) Forms of data pages for Accumulator-IRA and Accumulator-NQ, previously filed with this Registration Statement No. 333-05593 on April 30, 1997.

              (i) Forms of data pages for Accumulator-IRA and Accumulator-NQ, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (j) Form of endorsement No. 98ENJONQI to Contract Form No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (k) Form of endorsement No. 98Roth to Contract Form No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (l) Form of endorsement no. 95ENLCAI to contract no. 1050-94IC and data pages no. 94ICA/BLCA, incorporated herein by reference to Exhibit 4(e) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (m) Forms of endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC and data pages nos. 94ICA/BIM and 94ICA/BMVA, incorporated herein by reference to Exhibit 4(c) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (n) Form of Guaranteed Minimum Income Benefit Endorsement to Contract Form No. 10-50-94IC and the Certificates under the Contract, incorporated herein by reference to Exhibit 4(h) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

              (o) Forms of data pages for the Accumulator, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (p) Form of Custodial Owned Roth IRA endorsement no. 98COROTH to Contract No. 1050-94IC, previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

              (q) Form of Defined Benefit endorsement no. 98ENDBQPI to Contract No. 1050-94IC, incorporated herein by reference to
                   Exhibit 4 (j) to the Registration Statement on Form N-4 (File No. 333-31131), filed May 1, 1998.

              (r) Form of Guaranteed Interest Account endorsement no. 98ENGIAII, and data pages 94ICA/B, previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

              (s) Form of data pages for Equitable Accumulator TSA, previously filed with this Registration Statement, File No. 333-05593 on May 22, 1998.

              (t) Form of Endorsement Applicable to TSA Certificates, previously filed with this Registration Statement, File No. 333-05593 on May 22, 1998.

              (u)  Form of data pages for Equitable Accumulator (IRA, NQ, QP and
                   TSA), previously filed with this Registration Statement, File No. 333-05593 on November 30, 1998.

              (v) Form of data pages (as revised), for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on December 28, 1998.

              (w) Form of Endorsement No. 98 ENIRAI to Contract No. 1050-94IC and the Certificate under the Contract, previously filed with this Registration Statement No. 333-05593 on December 28, 1998.

              (x) Forms of data pages for Equitable Accumulator Flexible Premium IRA and Flexible Premium Roth IRA, previously filed with this Registration Statement, File No. 333-05593 on April 30, 1999.

              (y) Form of data pages for Equitable Accumulator Contracts (NQ, QP and TSA), previously filed with this Registration Statement, File No. 333-05593 on April 30, 1999.

              (z) Form of data pages for the new version of Equitable Accumulator previously filed with this Registration Statement, File No. 333-05593 on Form N-4 on November 23, 1999.

           (a)(a) Form of Endorsement (Form No. 2000 ENIRAI-IM) to be used with IRA certificates, previously filed with this Registration Statement No. 333-05593 on Form N-4 on April 25, 2000.

           (b)(b) Form of Endorsement applicable to Roth IRA Contracts Form No. IM-ROTHBCO-1 previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (c)(c) Revised Form of Endorsement applicable to IRA Certificates, Form No. 2000ENIRAI-IM previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (d)(d) Form of Endorsement applicable to Non-Qualified Certificates, Form No. 99ENNQ-G previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (e)(e) Form of Optional Death Benefit Rider, Form No. 2000 PPDB previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (f)(f) Revised Form of Data Pages for Equitable Accumulator (Rollover IRA, Roth Conversion, NQ, QP-Defined Contribution, QP-Defined Benefit, TSA) previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (g)(g) Form of Amendment to Certificate Form No. 941CB, Form No. 2000 BENE-G previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (h)(h) Form of Endorsement (No. 2001 ENJONQ) applicable to Non-Qualified Certificates previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (i)(i) Form of Data Pages for Accumulator, Form No. 94ICA/B, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

           (j)(j) Form of Data Pages, Form No. 94ICA/B, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

           (k)(k)  Form of Endorsement applicable to Fixed Maturity
                   Options, Form No. 2002FMO, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

           (l)(l) Form of Optional Death Benefit Rider, Form No. 2002PPDB, previously filed with this Registration Statement
                   File No. 333-05593 on December 20, 2001.

           (m)(m)  Form of Guaranteed Minimum Income Benefit Rider,
                   Form No. 2002GMIB, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

           (n)(n) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% or AR, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

           (o)(o)  Form of Guaranteed Minimum Death Benefit Rider,
                   Form No. 2002GMDB-6% Rollup, previously filed with this Registration Statement File No. 333-05593 on
                   December 20, 2001.

           (p)(p) Form of Guaranteed Death Benefit Rider, Form No. 2002GMDB-AR, previously filed with this Registration Statement
                   File No. 333-05593 on December 20, 2001.

           (q)(q) Form of Data Page for Accumulator, Form No. 2002DPCore previously filed with this Registration Statement, (File No. 333-05593) on March 8, 2002.

           (r)(r) Form of Data Pages, Form No. 2002DP incorporated herein by reference to Exhibit 4(j)(j) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (s)(s) Form of Endorsement for Accumulator Form No. 2002EGTRRA incorporated herein by reference to Exhibit 4(k)(k) to the Registration Statement (File No. 333-31131), filed
                   March 8, 2002.

           (t)(t) Form of Endorsement applicable to guaranteed interest special dollar cost averaging Form No. 2002SDCA previously filed with this Registration Statement, (File No. 333-05593) on March 8, 2002.

           (u)(u) Form of Endorsement applicable to fixed maturity options, Form No. 2002FMO incorporated herein by reference to Exhibit 4(m)(m) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (v)(v) Form of Protection Plus Optional Death Benefit Rider, Form. No. 2002PPDB incorporated herein by reference to Exhibit 4(n)(n) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (w)(w) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6%orAR incorporated herein by reference to
                   Exhibit 4(o)(o) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (x)(x) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup, incorporated herein by reference to
                   Exhibit 4(p)(p) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (y)(y) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-AR, incorporated herein by reference to Exhibit 4(q)(q) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (z)(z) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup, incorporated herein by reference to
                   Exhibit 4(r)(r) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (a)(b) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMIB, incorporated herein by reference to Exhibit 4(s)(s) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (a)(c) Form of Endorsement (No. 2002 NQBCO) applicable to non-qualified contract/certificates with beneficiary continuation option. Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

           (a)(d) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), annual ratchet to age 85. Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

           (a)(e) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), [6%] Rollup to age 85. Filed with this Registration File No. 333-05593 on April 24, 2003.

           (a)(f) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% or AR) greater of [6%] Rollup to Age [85] GMDB or Annual Ratchet to age [85] GMDB. Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

           (a)(g) Form of Guaranteed Minimum Income Benefit Rider (also known as the Living Benefit) (No. 2002 GMIB). Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

           (a)(h) Form of Protection Plus Optional Death Benefit Rider (No. 2002 PPDB). Filed with this Registration Statement
                   File No. 333-05593 on April 24, 2003.

           (a)(i) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-RUorAR) Greater of [5%] Rollup to age [85] GMDB or Annual Ratchet to Age [85] GMDB. Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(j) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-AR) Annual Ratchet to Age [85]. Filed with this Registration Statement File No. 333-05593 on
                   May 8, 2003.

           (a)(k) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB) (also known as the Living Benefit). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(l) Form of Protection Plus Optional Death Benefit Rider (No. 2003PPDB). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(m) Form of Enhanced Guaranteed Principal Benefit ("Enhanced GPB") Rider (No. 2003 GPB). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(n)  Form of Spousal Protection Rider applicable to
                   [Non-Qualified][Certificate/Contract]s (No. 2003 SPPRO).

           (a)(o) Form of Data Pages (No. 2003 DPTOBCO). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(p) Form of Data Pages (No. 2003DP). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(q) Form of Data Pages (No. 2003 DPCORE). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(r)  Form of Guaranteed Withdrawal Benefit ("GWB") Rider
                   (No. 2004 GWB-A). Filed with this Registration Statement File No. 333-05593 on May 3, 2004.

           (a)(s)  Form of Guaranteed  Withdrawal Benefit ("GWB") Rider
                   (No. 2004 GWB-B). Filed with this Registration Statement File No. 333-05593 on May 3, 2004.

           (a)(t) Form of Data Pages (2004DPGWB). Filed with this Registration Statement File No. 333-05593 on May 3, 2004.

           (a)(u) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-A (rev 2/05)).

           (a)(v) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-B (rev 2/05)).

           (a)(w) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-A1 (rev 2/05)).

           (a)(x) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-B1 (rev 2/05)).

           (a)(y)  Form of Change of Ownership Endorsement (2004COO).

           (a)(z)  Form of Endorsement Applicable to TSA Contracts (2004TSA).

        5.    (a)  Forms of application used with the IRA, NQ and Fixed Annuity
                   Markets, incorporated herein by reference to Exhibit 5(a) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (b)  Forms of Enrollment Form/Application for Rollover IRA,
                   Choice Income Plan and Accumulator, incorporated herein by reference to Exhibit 5(b)(i) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

              (c) Form of Enrollment Form/Application for Equitable Accumulator, previously filed with this Registration Statement No. 333-05593 on April 30, 1997.

              (d) Form of Enrollment Form/Application for Equitable Accumulator, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (e) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ AND QP), previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

              (f) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on May 22, 1998.

              (g) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on November 30, 1998.

              (h) Form of Enrollment Form/Application (as revised) for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on December 28, 1998.

              (i) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement File No. 333-05593 on April 30, 1999.


              (j) Form of application for Accumulator, Form No. 2002App01, incorporated herein by reference to Exhibit 5(h) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

              (k) Form of application for Accumulator, Form No. 2002App02, incorporated herein by reference to Exhibit 5(i) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

         6. (a) Restated Charter of Equitable, as amended January 1, 1997, previously filed with this Registration Statement No. 333-05593 on March 6, 1997.

              (b) By-Laws of Equitable, as amended November 21, 1996, previously filed with this Registration Statement No. 333-05593 on March 6, 1997.

         7. Form of Reinsurance Agreement between Reinsurance Company and The Equitable Life Assurance Society of the United States previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

         8. (a) Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable Distributors, Inc. and EQ Financial Consultants, Inc., (now AXA Advisors, LLC) incorporated by reference to the Registration Statement of EQ Advisors Trust on Form N-1A. (File Nos. 333-17217 and 811-07953).

              (b) Form of Participation Agreement among AXA Premier VIP Trust, Equitable Distributors, Inc., AXA Distributors, LLC, and AXA Advisors, LLC, previously filed with this Registration Statement File No. 333-60730 on December 5, 2001.

              (c) Form of Participation Agreement among The Equitable Life Assurance Society of the United States, The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., incorporated herein by reference to Exhibit No. 1-A(9)(d) to Registration Statement on Form S-6, File No. 333-17641, filed on October 8, 2002.

              (d) Form of Participation Agreement among BARR Rosenberg Variable Insurance Trust, BARR ROSENBERG FUNDS DISTRIBUTOR, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC, and the Equitable Life Assurance Company of the United States, previously filed with this Registration Statement, File No. 333-81501 on Form N-4, on August 5, 2003.

         9. (a) Opinion and Consent of Jonathan E. Gaines, Esq., Vice President and Associate General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 333-05593 on April 30, 1998.

              (b) Opinion and Consent of Robin Wagner, Esq., Vice President and Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement, File No. 333-05593 on November 23, 1999.

              (c) Opinion and Consent of Dodie Kent, Esq., Vice President and Counsel of AXA Equitable, as to the legality of the securities being registered.

        10.   (a)  Consent of PricewaterhouseCoopers LLP.

              (b) Powers of Attorney, incorporated herein by reference to Exhibit No. 7(a) to Registration Statement on Form S-6, File No. 333-17663, filed on April 28, 2000.

              (c) Powers of Attorney incorporated herein by reference to Exhibit No. 27(n)(iii) to the Registration Statement on Form N-6 (File No. 333-103199), filed on April 4, 2003.

              (d)  Powers of Attorney, incorporated herein by reference to
                   Exhibit 10.(a) Registration Statement File No. 2-30070 on Form N-4, filed on April 19, 2004.

              (e) Powers of Attorney, previously filed with this Registration Statement File No. 333-05593 on Form N-4, on August 4, 2004.

              (f)  Powers of Attorney.

        11.   Not applicable.

        12.   Not applicable.

        13.   Not applicable.

Item 25. Directors and Officers of AXA Equitable.


         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Bruce W. Calvert                            Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

Claus-Michael Dill                          Director
AXA Konzern AG
Colonia-Allee 10-20
D-51067 Cologne, Germany

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

John C. Graves                              Director
Graves Ventures, LLC
130 Fifth Avenue
New York, NY 10011

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

W. Edwin Jarmain                            Director
Jarmain Group Inc.
77 King Street West
Toronto, M5K 1K2
Canada

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Christina Johnson                           Director
Christina Johnson and Associates
200 Railroad Avenue
Greenwich, CT 06830

Scott D. Miller                             Director
Six Sigma Academy
315 East Hopkins Street
Suite 401
Aspen, CO 81611

Joseph H. Moglia                            Director
Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Peter J. Tobin                              Director
St. John's University
101 Murray Street
New York, NY 10007


OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

*Stanley B. Tulin                           Vice Chairman of the Board,
                                            Chief Financial Officer and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and AXA Group Deputy
                                            Chief Information Officer

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Senior Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Stuart L. Faust                            Senior Vice President and
                                            Deputy General Counsel

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

*Jennifer Blevins                           Executive Vice President

*Mary Beth Farrell                          Executive Vice President

*Jerald E. Hampton                          Executive Vice President

*Robert S. Jones, Jr.                       Executive Vice President

*Richard S. Dziadzio                        Executive Vice President

*Paul J. Flora                              Senior Vice President and Auditor

*James D. Goodwin                           Senior Vice President

*Edward J. Hayes                            Senior Vice President

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*Anthony C. Pasquale                        Senior Vice President

*Pauline Sherman                            Senior Vice President, Secretary and
                                            Associate General Counsel

*Richard V. Silver                          Executive Vice President and
                                            General Counsel

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Senior Vice President and Actuary

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

          Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

          AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

          Set forth below are the subsidiary charts for the Holding Company and
AXA:

               The Abbreviated AXA Organizational Chart and AXA Organizational Chart are incorporated by reference to Exhibit 26 with this Registration Statement on Form N-4 (File No. 333-05593).

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
          LAST UPDATED: 04/13/2005

                                                                                                        State of        State of
                                                                                          Type of      Incorp. or      Principal
                                                                                         Subsidiary     Domicile       Operation
                                                                                         ----------     --------       ---------

                                                                                                    --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                    DE              NY
------------------------------------------------------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)                                                                ND              ND
      ------------------------------------------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                                HCO            DE              CT
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                        Operating         DE              CO
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                      Operating         DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                        Operating         DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                                 Operating         VA              VA
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                                      Operating         VA              VA
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                                    HCO            DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company *                                              Insurance         NY              NY
              ----------------------------------------------------------------------------------------------------------------------
                   MONY International Holdings, LLC                                         HCO            DE              NY
                   -----------------------------------------------------------------------------------------------------------------
                           MONY International Life Insurance Co. Seguros de Vida S.A.    Insurance     Argentina       Argentina
                           ---------------------------------------------------------------------------------------------------------
                           MONY Financial Resources of the Americas Limited                 HCO         Jamaica         Jamaica
                           ---------------------------------------------------------------------------------------------------------
                           MONY Bank & Trust Company of the Americas, Ltd.               Operating   Cayman Islands  Cayman Islands
                           ---------------------------------------------------------------------------------------------------------
                               MONY Consultoria e Correctagem de Seguros Ltda.           Operating       Brazil          Brazil
                               -----------------------------------------------------------------------------------------------------
                               MONY Life Insurance Company of the Americas, Ltd. *       Insurance   Cayman Islands  Cayman Islands
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Life Insurance Company of America *                              Insurance         AZ              NY
                   -----------------------------------------------------------------------------------------------------------------
                       Enterprise Accumulation Trust                                     Operating         MA              GA
                       -------------------------------------------------------------------------------------------------------------
                       Mony Series Funds, Inc.                                           Operating         MD              NY
                   -----------------------------------------------------------------------------------------------------------------
                   Sagamore Financial, LLC                                                  HCO            OH              OH
                   -----------------------------------------------------------------------------------------------------------------
                       U.S. Financial Life Insurance Company *                           Insurance         OH              OH
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Financial Services, Inc.                                            HCO            DE              NY
                   -----------------------------------------------------------------------------------------------------------------
                       Financial Marketing Agency, Inc.                                  Operating         OH              OH
                       -------------------------------------------------------------------------------------------------------------
                       MONY Brokerage, Inc.                                              Operating         DE              PA
                       -------------------------------------------------------------------------------------------------------------
                       1740 Ventures, Inc.                                               Operating         NY              NY
                       -------------------------------------------------------------------------------------------------------------
                       Enterprise Capital Management, Inc.                               Operating         GA              GA
                       -------------------------------------------------------------------------------------------------------------
                       MONY Assets Corp.                                                    HCO            NY              NY
                       -------------------------------------------------------------------------------------------------------------
                       1740 Advisers, Inc.                                               Operating         NY              NY
                       -------------------------------------------------------------------------------------------------------------
                       MONY Securities Corporation                                       Operating         NY              NY
      ------------------------------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)                                                               DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)                                                   DE              NY
          --------------------------------------------------------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)                                                               DE              NY
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network, LLC     (Note 6)                                              Operating         DE              NY
              ----------------------------------------------------------------------------------------------------------------------
                   AXA Network of Alabama, LLC                                           Operating         AL              AL
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC                   Operating         DE              NY
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC                    Operating         MA              MA
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network of Nevada, Inc.                                           Operating         NV              NV
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.                                      Operating        P.R.            P.R.
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.                        Operating         TX              TX
                   -----------------------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *                            Insurance         NY              NY
          --------------------------------------------------------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                                   Insurance         CO              CO
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                                             Investment        DE              NY
              ----------------------------------------------------------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                                        Investment        DE              NY
                   -----------------------------------------------------------------------------------------------------------------
              Real Estate Partnership Equities (various)                                 Investment        **
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)                                        HCO            NY              NY
              ----------------------------------------------------------------------------------------------------------------------
                   See Attached Listing A
              ----------------------------------------------------------------------------------------------------------------------
              ACMC, Inc.     (Note 4)                                                       HCO            DE              NY
              ----------------------------------------------------------------------------------------------------------------------
              Wil-Gro, Inc                                                               Investment        PA              PA
              ----------------------------------------------------------------------------------------------------------------------
              STCS, Inc.                                                                 Investment        DE              NY
              ----------------------------------------------------------------------------------------------------------------------
              EVSA, Inc.                                                                 Investment        DE              PA
              ----------------------------------------------------------------------------------------------------------------------

                                                                                                                           Parent's
                                                                                                              Number of   Percent of
                                                                                             Federal           Shares      Ownership
                                                                                            Tax ID #            Owned     or Control
                                                                                            ---------           -----     ----------

                                                                                     ----------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                     13-3623351
-----------------------------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)                                                 45-0373941           1,000      100.00%
      -----------------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                                13-4139153                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                           75-2961816                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                         13-4194065                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                           13-4194080                      100.00%
      -----------------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                                    54-1533186                      100.00%
      -----------------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                                         54-1968996                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                                    13-3976138                      100.00%
      -----------------------------------------------------------------------------------------------------
              MONY Life Insurance Company *                                                 13-1632487                      100.00%
              ---------------------------------------------------------------------------------------------
                   MONY International Holdings, LLC                                         13-3790446                      100.00%
                   ----------------------------------------------------------------------------------------
                           MONY International Life Insurance Co. Seguros de Vida S.A.       98-0157781                      100.00%
                           --------------------------------------------------------------------------------
                           MONY Financial Resources of the Americas Limited                                                  99.00%
                           --------------------------------------------------------------------------------
                           MONY Bank & Trust Company of the Americas, Ltd.                  98-0152047                      100.00%
                           --------------------------------------------------------------------------------
                               MONY Consultoria e Correctagem de Seguros Ltda.                                               99.00%
                               ----------------------------------------------------------------------------
                               MONY Life Insurance Company of the Americas, Ltd. *          98-0152046                      100.00%
                   ----------------------------------------------------------------------------------------
                   MONY Life Insurance Company of America *                                 86-0222062                      100.00%
                   ----------------------------------------------------------------------------------------
                       Enterprise Accumulation Trust                                        58-6303987                      100.00%
                       ------------------------------------------------------------------------------------
                       Mony Series Funds, Inc.                                              13-3388742                      100.00%
                   ----------------------------------------------------------------------------------------
                   Sagamore Financial, LLC                                                  31-1296919                      100.00%
                   ----------------------------------------------------------------------------------------
                       U.S. Financial Life Insurance Company *                              38-2046096                      100.00%
                   ----------------------------------------------------------------------------------------
                   MONY Financial Services, Inc.                                            11-3722370                      100.00%
                   ----------------------------------------------------------------------------------------
                       Financial Marketing Agency, Inc.                                     31-1465146                       99.00%
                       ------------------------------------------------------------------------------------
                       MONY Brokerage, Inc.                                                 22-3015130                      100.00%
                       ------------------------------------------------------------------------------------
                       1740 Ventures, Inc.                                                  13-2848244                      100.00%
                       ------------------------------------------------------------------------------------
                       Enterprise Capital Management, Inc.                                  58-1660289                      100.00%
                       ------------------------------------------------------------------------------------
                       MONY Assets Corp.                                                    13-2662263                      100.00%
                       ------------------------------------------------------------------------------------
                       1740 Advisers, Inc.                                                  13-2645490                      100.00%
                       ------------------------------------------------------------------------------------
                       MONY Securities Corporation                                          13-2645488                      100.00%
      -----------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)                                                52-2197822               -      100.00%
      -----------------------------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)                                    13-4078005           1,000      100.00%
          -------------------------------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)                                                13-4071393               -      100.00%
              ---------------------------------------------------------------------------------------------
              AXA Network, LLC     (Note 6)                                                 06-1555494               -      100.00%
              ---------------------------------------------------------------------------------------------
                   AXA Network of Alabama, LLC                                              06-1562392               -      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC                      13-4085852               -      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC                       04-3491734               -      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network of Nevada, Inc.                                              13-3389068                      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.                                         66-0577477                      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.                           75-2529724           1,050      100.00%
                   ----------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *                               13-5570651       2,000,000      100.00%
          -------------------------------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                                      13-3198083       1,000,000      100.00%
              ---------------------------------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                                                13-3385076               -            -
              ---------------------------------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                                           13-3385080               -            -
                   ----------------------------------------------------------------------------------------
              Real Estate Partnership Equities (various)                                        -                    -            -
              ---------------------------------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)                                        22-2766036               -      100.00%
              ---------------------------------------------------------------------------------------------
                   See Attached Listing A
              ---------------------------------------------------------------------------------------------
              ACMC, Inc.     (Note 4)                                                       13-2677213       5,000,000      100.00%
              ---------------------------------------------------------------------------------------------
              Wil-Gro, Inc                                                                  23-2702404           1,000      100.00%
              ---------------------------------------------------------------------------------------------
              STCS, Inc.                                                                    13-3761592           1,000      100.00%
              ---------------------------------------------------------------------------------------------
              EVSA, Inc.                                                                    23-2671508              50      100.00%
              ---------------------------------------------------------------------------------------------


                                                                                                 Comments
                                                                                         (e.g., Basis of Control)
                                                                                         ------------------------

AXA Financial, Inc.  (Notes 1 & 2)   **
-------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)
      -------------------------------------------------------------------------------
      The Advest Group, Inc.
      -------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.
      -------------------------------------------------------------------------------
      MONY Capital Management, Inc.
      -------------------------------------------------------------------------------
      MONY Asset Management, Inc.
      -------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.
      -------------------------------------------------------------------------------
      Matrix Private Equities, Inc.
      -------------------------------------------------------------------------------
      MONY Holdings, LLC
      -------------------------------------------------------------------------------
              MONY Life Insurance Company *
              -----------------------------------------------------------------------
                   MONY International Holdings, LLC
                   ------------------------------------------------------------------
                           MONY International Life Insurance Co. Seguros de Vida S.A.
                           ----------------------------------------------------------
                           MONY Financial Resources of the Americas Limited
                           ----------------------------------------------------------
                           MONY Bank & Trust Company of the Americas, Ltd.
                           ----------------------------------------------------------
                               MONY Consultoria e Correctagem de Seguros Ltda.
                               ------------------------------------------------------
                               MONY Life Insurance Company of the Americas, Ltd. *
                   ------------------------------------------------------------------
                   MONY Life Insurance Company of America *
                   ------------------------------------------------------------------
                       Enterprise Accumulation Trust
                       --------------------------------------------------------------
                       Mony Series Funds, Inc.
                   ------------------------------------------------------------------
                   Sagamore Financial, LLC
                   ------------------------------------------------------------------
                       U.S. Financial Life Insurance Company *
                   ------------------------------------------------------------------
                   MONY Financial Services, Inc.
                   ------------------------------------------------------------------
                       Financial Marketing Agency, Inc.
                       --------------------------------------------------------------
                       MONY Brokerage, Inc.
                       --------------------------------------------------------------
                       1740 Ventures, Inc.
                       --------------------------------------------------------------
                       Enterprise Capital Management, Inc.
                       --------------------------------------------------------------
                       MONY Assets Corp.
                       --------------------------------------------------------------
                       1740 Advisers, Inc.
                       --------------------------------------------------------------
                       MONY Securities Corporation
      -------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)
          ---------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)
              -----------------------------------------------------------------------
              AXA Network, LLC     (Note 6)
              -----------------------------------------------------------------------
                   AXA Network of Alabama, LLC
                   ------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC
                   ------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC
                   ------------------------------------------------------------------
                   AXA Network of Nevada, Inc.
                   ------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.
                   ------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.
                   ------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *                          NAIC # 62944
          ---------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                                 NAIC # 62880
              -----------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                                           G.P & L.P.
              -----------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                                      G.P.
                   ------------------------------------------------------------------
              Real Estate Partnership Equities (various)                               **
              -----------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)
              -----------------------------------------------------------------------
                   See Attached Listing A
              -----------------------------------------------------------------------
              ACMC, Inc.     (Note 4)
              -----------------------------------------------------------------------
              Wil-Gro, Inc
              -----------------------------------------------------------------------
              STCS, Inc.
              -----------------------------------------------------------------------
              EVSA, Inc.
              -----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------

   *  Affiliated Insurer

   ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

   *** All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
   Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
   Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
   Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, Alliance Capital Management Holding L.P. ("Alliance Holding") reorganized by transferring its business and assets to Alliance Capital Management L.P., a newly formed private partnership ("Alliance Capital").

   As of December 21, 2004, AXF and its subsidiaries owned 61.33% of the issued and outstanding units of limited partnership interest in Alliance Capital (the "Alliance Capital Units"), as follows:
        AXF held directly 32,699,154 Alliance Capital Units (12.75%),
        AXA Equitable Life directly owned 7,765,204 Alliance Capital Units (3.03%),
        ACMC, Inc. owned 66,220,822 Alliance Capital Units (25.82%), and
        ECMC, LLC owned 40,880,637 Alliance Capital Units (15.94%).
   Alliance Capital Management Corporation also owns a 1% general partnership interest in Alliance Capital.

   In addition, ECMC, LLC and ACMC, Inc. each own 722,178 units (0.28% each), representing assignments of beneficial ownership of limited partnership interests in Alliance Holding (the "Alliance Holding Units"). Alliance Capital Management Corp. owns 100,000 units of general partnership interest (0.04%), in Alliance Holding. Alliance Holding Units are publicly traded on the New York Stock exchange.

   On December 21, 2004, AXF contributed 4,389,192 (1.71%)Alliance Capital Units to MONY Life and 1,225,000 (.48%)Alliance Capital Units to MLOA.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold to
    MMA.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------

          Dissolved: - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
                     - 100 Federal Street Funding Corporation was dissolved August 31, 1998.
                     - 100 Federal Street Realty Corporation was dissolved December 20, 2001.
                     - CCMI Corp. was dissolved on October 7, 1999.
                     - ELAS Realty, Inc. was dissolved January 29, 2002.
                     - EML Associates, L.P. was dissolved March 27, 2001.
                     - EQ Services, Inc. was dissolved May 11, 2001.
                     - Equitable BJVS, Inc. was dissolved October 3, 1999.
                     - Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
                     - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
                     - Equitable JVS II, Inc. was dissolved December 4, 1996
                     - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                          dissolved on December 31, 2000.
                     - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
                     - EREIM Managers Corporation was dissolved March 27, 2001.
                     - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
                     - EVLICO, Inc. was dissolved in 1999.
                     - Franconom, Inc. was dissolved on December 4, 2000.
                     - GP/EQ Southwest, Inc. was dissolved October 21, 1997
                     - HVM Corp. was dissolved on Feb. 16, 1999.
                     - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
                     - Prime Property Funding, Inc. was dissolved in Feb. 1999.
                     - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
                     - Six-Pac G.P., Inc. was dissolved July 12,1999
                     - Paramount Planners, LLC., a direct subsidiary of  AXA Distribution Holding Corporation, was dissolved on December 5, 2003
                     - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
                     - ECLL Inc. was dissolved July 15, 2003
                     - MONY Realty Partners, Inc. was dissolved February 2005

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                                      State of
                                                                                                         Type of     Incorp. or
                                                                                                        Subsidiary    Domicile
                                                                                                        ----------    --------

AXA Financial, Inc.
------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          --------------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              ----------------------------------------------------------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                                              Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Casualty Insurance Company *                                               Operating        VT
                   -----------------------------------------------------------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                                                   Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                       Equitable Capital Private Income & Equity
                         Partnership II, L.P.                                                           Investment       DE
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management Corporation (See Note 4 on Page 2)                       Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                       See Attached Listing B
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable JVS, Inc.                                                                  Investment       DE
                   -----------------------------------------------------------------------------------------------------------------
                       Astor Times Square Corp.                                                         Investment       NY
                       -------------------------------------------------------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                                                 Investment       NY
                       -------------------------------------------------------------------------------------------------------------
                       PC Landmark, Inc.                                                                Investment       TX
                       -------------------------------------------------------------------------------------------------------------
                       EJSVS, Inc.                                                                      Investment       DE
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Distributors, LLC                                                                Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Alabama, LLC                                Operating        DE
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                                           Operating        DE
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC                          Operating        MA
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.                                 Operating        TX
                   -----------------------------------------------------------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                                         Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2)                        Operating        DE
                   -----------------------------------------------------------------------------------------------------------------


                                                                                                          State of
                                                                                                         Principal    Federal
                                                                                                         Operation   Tax ID #
                                                                                                         ---------   ---------

AXA Financial, Inc.
------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          --------------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              ----------------------------------------------------------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                                                   NY      13-3049038
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Casualty Insurance Company *                                                    VT      06-1166226
                   -----------------------------------------------------------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                                                        NY      13-3266813
                   -----------------------------------------------------------------------------------------------------------------
                       Equitable Capital Private Income & Equity
                         Partnership II, L.P.                                                                NY      13-3544879
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management Corporation (See Note 4 on Page 2)                            NY      13-3633538
                   -----------------------------------------------------------------------------------------------------------------
                       See Attached Listing B
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable JVS, Inc.                                                                       GA      58-1812697
                   -----------------------------------------------------------------------------------------------------------------
                       Astor Times Square Corp.                                                              NY      13-3593699
                       -------------------------------------------------------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                                                      NY      13-3593692
                       -------------------------------------------------------------------------------------------------------------
                       PC Landmark, Inc.                                                                     TX      75-2338215
                       -------------------------------------------------------------------------------------------------------------
                       EJSVS, Inc.                                                                           NJ      58-2169594
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Distributors, LLC                                                                     NY      52-2233674
                   -----------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Alabama, LLC                                     AL      52-2255113
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                                            CT, ME,NY   06-1579051
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC                               MA      04-3567096
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.                                      TX      74-3006330
                   -----------------------------------------------------------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                                              NY      13-3813232
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2)                             NJ      22-3492811
                   -----------------------------------------------------------------------------------------------------------------


                                                                                                   Parent's
                                                                                    Number of      Percent of         Comments
                                                                                     Shares        Ownership       (e.g., Basis
                                                                                      Owned        or Control       of Control)
                                                                                      -----        ----------   --------------------

AXA Financial, Inc.
-----------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -----------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          -------------------------------------------------------------------------
              Equitable Holdings, LLC
              ---------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                                500      100.00%
                   ----------------------------------------------------------------
                   Equitable Casualty Insurance Company *                               1,000      100.00%
                   ----------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                                       -      100.00%
                   ----------------------------------------------------------------
                       Equitable Capital Private Income & Equity                                            ECMC is G.P.
                         Partnership II, L.P.                                               -            -  ("Deal Flow Fund II")
                   ----------------------------------------------------------------
                   Alliance Capital Management Corporation (See Note 4 on Page 2)         100      100.00%
                   ----------------------------------------------------------------
                       See Attached Listing B
                   ----------------------------------------------------------------
                   Equitable JVS, Inc.                                                  1,000      100.00%
                   ----------------------------------------------------------------
                       Astor Times Square Corp.                                           100      100.00%
                       ------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                                   100      100.00% G.P. of Astor
                       ------------------------------------------------------------                          Acquisition. L.P.
                       PC Landmark, Inc.                                                1,000      100.00%
                       ------------------------------------------------------------
                       EJSVS, Inc.                                                      1,000      100.00%
                   ----------------------------------------------------------------
                   AXA Distributors, LLC                                                    -      100.00%
                   ----------------------------------------------------------------
                       AXA Distributors Insurance Agency of Alabama, LLC                    -      100.00%
                       ------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                               -      100.00%
                       ------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC              -      100.00%
                       ------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.                 1,000      100.00%
                   ----------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                         1,000      100.00%
                   ----------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2)          100      100.00%
                   ----------------------------------------------------------------

*  Affiliated Insurer

      Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.
      Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its
        subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Holding Corp.
      Efective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING B - ALLIANCE CAPITAL MANAGEMENT CORP.
---------------------------------------------

                                                                                                       State of    State of
                                                                                          Type of     Incorp. or  Principal
                                                                                         Subsidiary    Domicile   Operation
                                                                                         ----------    --------   ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ----------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ------------------------------------------------------------------------------
              Equitable Holdings, LLC
              --------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   -----------------------------------------------------------------------------------------------------------------
                       Alliance Capital Management Holding L.P. (See Note 4 on Page 2)   Operating        DE          NY
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Capital Management L.P.  (See Note 4 on Page 2)          Operating        DE          NY
                       -------------------------------------------------------------------------------------------------------------
                           Albion Alliance LLC                                           Operating        DE          NY
                           ---------------------------------------------------------------------------------------------------------
                           Cursitor Alliance LLC                                            HCO           DE          MA
                           ---------------------------------------------------------------------------------------------------------
                           Alliance Capital Management LLC                                  HCO           DE          NY
                           ---------------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC                           Operating        DE          NY
                           ---------------------------------------------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware                    HCO           DE          NY
                           ---------------------------------------------------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                           Operating      India       India
                               -----------------------------------------------------------------------------------------------------
                               ACM Global Investor Services S.A.                         Operating       Lux.        Lux.
                               -----------------------------------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                   Operating       Lux.        Lux.
                                    ------------------------------------------------------------------------------------------------
                                    ACM Fund Services (Espana) S.L.                      Operating      Spain       Spain
                               -----------------------------------------------------------------------------------------------------
                               ACM International (France) SAS                            Operating      France      France
                               -----------------------------------------------------------------------------------------------------
                               ACM Software Services Ltd.                                Operating        DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                   Operating        DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Asset Management (Japan) Ltd             Operating      Japan       Japan
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Australia Limited                        Operating      Aust.       Aust.
                               -----------------------------------------------------------------------------------------------------
                                    Far Eastern Alliance Asset Management                Operating      Taiwan      Taiwan
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Global Derivatives Corp.                 Operating        DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Latin America Ltd.                       Operating      Brazil      Brazil
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Limited                                  Operating       U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                                    Alliance Capital Services Ltd.                       Operating       U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                        Dimensional Trust Management Ltd.                Operating       U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital (Luxembourg) S.A.                        Operating       Lux.        Lux.
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                   Operating        DE      Singapore
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management Australia Limited             Operating      Aust.       Aust.
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management Canada, Inc.                  Operating        DE        Canada
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management New Zealand Limited           Operating       N.Z.        N.Z.
                               -----------------------------------------------------------------------------------------------------


                                                                                                               Number of
                                                                                            Federal             Shares
                                                                                           Tax ID #              Owned
                                                                                           ---------             -----

AXA Financial, Inc.
----------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ----------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ------------------------------------------------------------------------------
              Equitable Holdings, LLC
              --------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ---------------------------------------------------------------------------------------
                       Alliance Capital Management Holding L.P. (See Note 4 on Page 2)
                       -----------------------------------------------------------------------------------
                       Alliance Capital Management L.P.  (See Note 4 on Page 2)            13-3434400
                       -----------------------------------------------------------------------------------
                           Albion Alliance LLC                                             13-3903734
                           -------------------------------------------------------------------------------
                           Cursitor Alliance LLC                                           22-3424339
                           -------------------------------------------------------------------------------
                           Alliance Capital Management LLC
                           -------------------------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC
                           -------------------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware                   13-2778645                  10
                           -------------------------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                                 -
                               ---------------------------------------------------------------------------
                               ACM Global Investor Services S.A.                               -
                               ---------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                         -
                                    ----------------------------------------------------------------------
                                    ACM Fund Services (Espana) S.L.                            -
                               ---------------------------------------------------------------------------
                               ACM International (France) SAS                                  -
                               ---------------------------------------------------------------------------
                               ACM Software Services Ltd.                                  13-3910857
                               ---------------------------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                     13-3548918               1,000
                               ---------------------------------------------------------------------------
                               Alliance Capital Asset Management (Japan) Ltd                   -
                               ---------------------------------------------------------------------------
                               Alliance Capital Australia Limited                              -
                               ---------------------------------------------------------------------------
                                    Far Eastern Alliance Asset Management                      -
                               ---------------------------------------------------------------------------
                               Alliance Capital Global Derivatives Corp.                   13-3626546               1,000
                               ---------------------------------------------------------------------------
                               Alliance Capital Latin America Ltd.                             -
                               ---------------------------------------------------------------------------
                               Alliance Capital Limited                                        -                  250,000
                               ---------------------------------------------------------------------------
                                    Alliance Capital Services Ltd.                             -                    1,000
                                    ----------------------------------------------------------------------
                                        Dimensional Trust Management Ltd.                      -                   50,000
                               ---------------------------------------------------------------------------
                               Alliance Capital (Luxembourg) S.A.                              -                    3,999
                               ---------------------------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                     13-3752293
                               ---------------------------------------------------------------------------
                               Alliance Capital Management Australia Limited                   -
                               ---------------------------------------------------------------------------
                               Alliance Capital Management Canada, Inc.                    13-3630460              18,750
                               ---------------------------------------------------------------------------
                               Alliance Capital Management New Zealand Limited                 -
                               ---------------------------------------------------------------------------


                                                                                          Parent's
                                                                                          Percent of
                                                                                          Ownership            Comments
                                                                                          or Control   (e.g., Basis of Control)
                                                                                          ----------   ------------------------

AXA Financial, Inc.
----------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ----------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ------------------------------------------------------------------------------
              Equitable Holdings, LLC
              --------------------------------------------------------------------------
                   Alliance Capital Management Corporation                                             owns 1% GP interest in
                                                                                                       Alliance Capital Management
                                                                                                       L.P. and 100,000 GP units in
                                                                                                       Alliance Capital Management
                                                                                                       Holding L.P.
                   ----------------------------------------------------------------------
                       Alliance Capital Management Holding L.P. (See Note 4 on Page 2)               -
                       ------------------------------------------------------------------
                       Alliance Capital Management L.P.  (See Note 4 on Page 2)
                       ------------------------------------------------------------------
                           Albion Alliance LLC                                                  37.60% Equitable Life = 4.7%;
                                                                                                         3rd parties = 57.7%
                           --------------------------------------------------------------
                           Cursitor Alliance LLC                                               100.00%
                           --------------------------------------------------------------
                           Alliance Capital Management LLC                                     100.00%
                           --------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC                                 100.00%
                           --------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware                       100.00%
                           --------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                                 100.00%
                               ----------------------------------------------------------
                               ACM Global Investor Services S.A.                                99.00% Alliance Capital Oceanic
                                                                                                         Corp. owns 1%
                               ----------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                           1.00% New Alliance Asset Mngmnt
                                                                                                         (Asia) Ltd owns 99%
                                    -----------------------------------------------------
                                    ACM Fund Services (Espana) S.L.                            100.00%
                               ----------------------------------------------------------
                               ACM International (France) SAS                                  100.00%
                               ----------------------------------------------------------
                               ACM Software Services Ltd.                                      100.00%
                               ----------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                         100.00%
                               ----------------------------------------------------------
                               Alliance Capital Asset Management (Japan) Ltd                   100.00%
                               ----------------------------------------------------------
                               Alliance Capital Australia Limited                              100.00%
                               ----------------------------------------------------------
                                    Far Eastern Alliance Asset Management                       20.00% 3rd parties = 80%
                               ----------------------------------------------------------
                               Alliance Capital Global Derivatives Corp.                       100.00%
                               ----------------------------------------------------------
                               Alliance Capital Latin America Ltd.                              99.00% Alliance Capital Oceanic
                                                                                                         Corp. owns 1%
                               ----------------------------------------------------------
                               Alliance Capital Limited                                        100.00%
                               ----------------------------------------------------------
                                    Alliance Capital Services Ltd.                             100.00%
                                    -----------------------------------------------------
                                        Dimensional Trust Management Ltd.                      100.00%
                               ----------------------------------------------------------
                               Alliance Capital (Luxembourg) S.A.                               99.98% Alliance Cap. Oceanic Corp.
                                                                                                         owns 0.025%
                               ----------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                         100.00%
                               ----------------------------------------------------------
                               Alliance Capital Management Australia Limited                    50.00% 3rd parties = 50%
                               ----------------------------------------------------------
                               Alliance Capital Management Canada, Inc.                        100.00%
                               ----------------------------------------------------------
                               Alliance Capital Management New Zealand Limited                  50.00% 3rd parties = 50%
                               ----------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING B - ALLIANCE CAPITAL MANAGEMENT CORP.
---------------------------------------------


                                                                                                         State of    State of
                                                                                             Type of    Incorp. or  Principal
                                                                                            Subsidiary   Domicile   Operation
                                                                                            ----------   --------   ---------

AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ------------------------------------------------------------------------
                       Alliance Capital Management L.P.
                       --------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware (Cont'd)
                           ---------------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Proprietary) Ltd.               Operating   So Africa   So Africa
                               -----------------------------------------------------------------------------------------------------
                                    Alliance-Odyssey Capital Mgmt. (Nambia)
                                       (Proprietary) Ltd.                                   Operating     Nambia      Nambia
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Singapore) Ltd.                 Operating   Singapore   Singapore
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                    Operating   Mauritius   Mauritius
                               -----------------------------------------------------------------------------------------------------
                                    Alliance Capital Asset Management (India) Private Ltd   Operating     India       India
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Oceanic Corp.                               Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                        Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Investment Research and
                               Management, Inc., (Alliance Fund Distributors, Inc.)         Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Global Investor Services, Inc.                      Operating       DE          NJ
                               -----------------------------------------------------------------------------------------------------
                               Alliance SBS-AGRO Capital Management Co.                     Operating     Russia      Russia
                               -----------------------------------------------------------------------------------------------------
                               Hanwha Investment Trust Mgmt. Co., Ltd                       Operating    So Korea    So Korea
                               -----------------------------------------------------------------------------------------------------
                               New Alliance Asset Management (Asia) Ltd                     Operating      H.K.        H.K.
                               -----------------------------------------------------------------------------------------------------
                                    Alliance Capital Taiwan Limited                         Operating     Taiwan      Taiwan
                                    ------------------------------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                      Operating      Lux.        Lux.
                               -----------------------------------------------------------------------------------------------------
                               Meiji - Alliance Capital Corp.                               Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein Ltd.                                    Operating      U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                                    Sanford C. Bernstein (CREST Nominees) Ltd.              Operating      U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein Proprietary Ltd.                        Operating     Aust.       Aust.
                               -----------------------------------------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                   Operating      U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                                    ACM Investments Ltd.                                    Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Alliance Asset Allocation Ltd.                          Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Alliance Capital Whittingdale Ltd.                      Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Alliance Cecogest S.A.                                  Operating     France      France
                                    ------------------------------------------------------------------------------------------------
                                    Cursitor Alliance Services Ltd.                         Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Cursitor Holdings Ltd.                                  Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Whittingdale Nominees Ltd.                              Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------



                                                                                                                  Number of
                                                                                                 Federal           Shares
                                                                                                Tax ID #            Owned
                                                                                                ---------           -----

AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ------------------------------------------------------------------------
                       Alliance Capital Management L.P.
                       --------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware (Cont'd)
                           ------------------------------------------------------------------------------------
                               Alliance Capital Management (Proprietary) Ltd.                       -
                               --------------------------------------------------------------------------------
                                    Alliance-Odyssey Capital Mgmt. (Nambia)
                                       (Proprietary) Ltd.                                           -
                               --------------------------------------------------------------------------------
                               Alliance Capital Management (Singapore) Ltd.                         -
                               --------------------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                            -
                               --------------------------------------------------------------------------------
                                    Alliance Capital Asset Management (India) Private Ltd           -
                               --------------------------------------------------------------------------------
                               Alliance Capital Oceanic Corp.                                   13-3441277               1,000
                               --------------------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                            52-1671668               1,000
                               --------------------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                    13-3802178
                               --------------------------------------------------------------------------------
                               AllianceBernstein Investment Research and
                               Management, Inc., (Alliance Fund Distributors, Inc.)             13-3191825                 100
                               --------------------------------------------------------------------------------
                               Alliance Global Investor Services, Inc.                          13-3211780                 100
                               --------------------------------------------------------------------------------
                               Alliance SBS-AGRO Capital Management Co.                             -
                               --------------------------------------------------------------------------------
                               Hanwha Investment Trust Mgmt. Co., Ltd                               -
                               --------------------------------------------------------------------------------
                               New Alliance Asset Management (Asia) Ltd                             -
                               --------------------------------------------------------------------------------
                                    Alliance Capital Taiwan Limited                                 -
                                    ---------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                              -
                               --------------------------------------------------------------------------------
                               Meiji - Alliance Capital Corp.                                   13-3613617              50,000
                               --------------------------------------------------------------------------------
                               Sanford C. Bernstein Ltd.                                            -
                               --------------------------------------------------------------------------------
                                    Sanford C. Bernstein (CREST Nominees) Ltd.                      -
                               --------------------------------------------------------------------------------
                               Sanford C. Bernstein Proprietary Ltd.                                -
                               --------------------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                           -
                               --------------------------------------------------------------------------------
                                    ACM Investments Ltd.                                            -
                                    ---------------------------------------------------------------------------
                                    Alliance Asset Allocation Ltd.                                  -
                                    ---------------------------------------------------------------------------
                                    Alliance Capital Whittingdale Ltd.                              -
                                    ---------------------------------------------------------------------------
                                    Alliance Cecogest S.A.                                          -
                                    ---------------------------------------------------------------------------
                                    Cursitor Alliance Services Ltd.                                 -
                                    ---------------------------------------------------------------------------
                                    Cursitor Holdings Ltd.                                          -
                                    ---------------------------------------------------------------------------
                                    Whittingdale Nominees Ltd.                                      -
                                    ---------------------------------------------------------------------------


                                                                                           Parent's
                                                                                           Percent of
                                                                                           Ownership            Comments
                                                                                           or Control   (e.g., Basis of Control)
                                                                                           ----------   ------------------------

AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ------------------------------------------------------------------------
                       Alliance Capital Management L.P.
                       --------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware (Cont'd)
                           ----------------------------------------------------------------
                               Alliance Capital Management (Proprietary) Ltd.                    80.00% 3rd parties = 20%
                               ------------------------------------------------------------
                                    Alliance-Odyssey Capital Mgmt. (Nambia)
                                       (Proprietary) Ltd.                                       100.00%
                               ------------------------------------------------------------
                               Alliance Capital Management (Singapore) Ltd.                     100.00%
                               ------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                        100.00%
                               ------------------------------------------------------------
                                    Alliance Capital Asset Management (India) Private Ltd        75.00% 3rd parties = 25%
                               ------------------------------------------------------------
                               Alliance Capital Oceanic Corp.                                   100.00% inactive
                               ------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                            100.00%
                               ------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                    100.00%
                               ------------------------------------------------------------
                               AllianceBernstein Investment Research and
                               Management, Inc., (Alliance Fund Distributors, Inc.)                   1
                               ------------------------------------------------------------
                               Alliance Global Investor Services, Inc.                          100.00%   formerly, Alliance Fund
                                                                                                            Services, Inc.
                               ------------------------------------------------------------
                               Alliance SBS-AGRO Capital Management Co.                          49.00% 3rd parties = 51%
                               ------------------------------------------------------------
                               Hanwha Investment Trust Mgmt. Co., Ltd                            20.00% 3rd parties = 80%
                               ------------------------------------------------------------
                               New Alliance Asset Management (Asia) Ltd                          50.00% 3rd parties = 50%
                               ------------------------------------------------------------
                                    Alliance Capital Taiwan Limited                              99.00% Others owns 1%
                                    -------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                           99.00% ACM Global Investor Svcs
                                                                                                          owns 1%
                               ------------------------------------------------------------
                               Meiji - Alliance Capital Corp.                                    50.00% Meiji Mutual Life owns 50%
                               ------------------------------------------------------------
                               Sanford C. Bernstein Ltd.                                        100.00%
                               ------------------------------------------------------------
                                    Sanford C. Bernstein (CREST Nominees) Ltd.                  100.00%
                               ------------------------------------------------------------
                               Sanford C. Bernstein Proprietary Ltd.                            100.00%
                               ------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                       100.00%
                               ------------------------------------------------------------
                                    ACM Investments Ltd.                                        100.00%
                                    -------------------------------------------------------
                                    Alliance Asset Allocation Ltd.                              100.00%
                                    -------------------------------------------------------
                                    Alliance Capital Whittingdale Ltd.                          100.00%
                                    -------------------------------------------------------
                                    Alliance Cecogest S.A.                                      100.00%
                                    -------------------------------------------------------
                                    Cursitor Alliance Services Ltd.                             100.00%
                                    -------------------------------------------------------
                                    Cursitor Holdings Ltd.                                      100.00%
                                    -------------------------------------------------------
                                    Whittingdale Nominees Ltd.                                  100.00%
                                    -------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING C - MONY
----------------

                                                                                                     State of           State of
                                                                                   Type of          Incorp. or         Principal
                                                                                  Subsidiary         Domicile          Operation
                                                                                  ----------         --------          ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
      ------------------------------------------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                         HCO                DE                 CT
      ------------------------------------------------------------------------------------------------------------------------------
              Vercoe Insurance Agency, Inc.                                       Insurance             OH                 OH
              ----------------------------------------------------------------------------------------------------------------------
              Advest Capital, Inc.                                                Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Billings and Company, Inc.                                          Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
                   Billings Management Co.                                        Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Boston Advisors, Inc.                                               Operating             MA                 MA
              ----------------------------------------------------------------------------------------------------------------------
              Advest Transfer Services, Inc.                                      Operating             DE                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Advest, Inc.                                                        Operating             DE                 CT
              ----------------------------------------------------------------------------------------------------------------------
                   Balanced Capital Services, Inc.                                Insurance             CT                 CT
                   -----------------------------------------------------------------------------------------------------------------
                   Advest Insurance Agency, Inc.                                  Insurance             MA                 MA
              ----------------------------------------------------------------------------------------------------------------------
              Independent Portfolio Consultants, Inc.                             Operating             DE                 FL
              ----------------------------------------------------------------------------------------------------------------------
              A. B. Realty Corp.                                                  Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Bank Street Management Company                                      Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Advest Mortgages, Inc.                                              Operating             DE                 DE
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                 Operating             DE                 CO
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                               Operating             DE                 NY
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                 Operating             DE                 NY
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                          Operating             VA                 VA
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                               Operating             VA                 VA
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                             HCO                DE                 NY
      ------------------------------------------------------------------------------------------------------------------------------
          MONY Life Insurance Company *                                           Insurance             NY                 NY
          --------------------------------------------------------------------------------------------------------------------------
              MONY International Holdings, LLC                                       HCO                DE                 NY
              ----------------------------------------------------------------------------------------------------------------------
                   MONY International Life Insurance Co. Seguros de Vida S.A.     Insurance         Argentina          Argentina
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Financial Resources of the Americas Limited                  HCO             Jamaica            Jamaica
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Bank & Trust Company of the Americas, Ltd.                Operating       Cayman Islands     Cayman Islands
                   -----------------------------------------------------------------------------------------------------------------
                       MONY Consultoria e Corretagem de Seguros Ltda.             Operating           Brazil             Brazil
                       -------------------------------------------------------------------------------------------------------------
                       MONY Life Insurance Company of the Americas, Ltd.          Insurance       Cayman Islands     Cayman Islands
              ----------------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company of America                              Insurance             AZ                 NY
              ----------------------------------------------------------------------------------------------------------------------
                   Enterprise Accumulation Trust                                  Operating             MA                 GA
                   -----------------------------------------------------------------------------------------------------------------
                   Mony Series Funds, Inc.                                        Operating             MD                 NY
              ----------------------------------------------------------------------------------------------------------------------
              Sagamore Financial, LLC                                                HCO                OH                 OH
              ----------------------------------------------------------------------------------------------------------------------
                   U.S. Financial Life Insurance Company *                        Insurance             OH                 OH
              ----------------------------------------------------------------------------------------------------------------------
              MONY Financial Services, Inc.                                          HCO                DE                 NY
              ----------------------------------------------------------------------------------------------------------------------
                   Financial Marketing Agency, Inc.                               Operating             OH                 OH
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Brokerage, Inc.                                           Operating             DE                 PA
                   -----------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Ohio, Inc.                         Operating             OH                 OH
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Alabama, Inc.                      Operating             AL                 AL
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Texas, Inc.                        Operating             TX                 TX
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Massachusetts, Inc.                Operating             MA                 MA
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Washington, Inc.                   Operating             WA                 WA
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of New Mexico, Inc.                   Operating             NM                 NM
                   -----------------------------------------------------------------------------------------------------------------
                   1740 Ventures, Inc.                                            Operating             NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                   Enterprise Capital Management, Inc.                            Operating             GA                 GA
                   -----------------------------------------------------------------------------------------------------------------
                       Enterprise Fund Distributors, Inc.                         Operating             DE                 GA
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Assets Corp.                                                 HCO                NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                       MONY Benefits Management Corp.                             Operating             DE                 NY
                       -------------------------------------------------------------------------------------------------------------
                       MONY Benefits Service Corp.                                Operating             DE                 NY
                   -----------------------------------------------------------------------------------------------------------------
                   1740 Advisers, Inc.                                            Operating             NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Securities Corporation                                    Operating             NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                       Trusted Insurance Advisers General Agency Corp.            Operating             MN                 NY
                       -------------------------------------------------------------------------------------------------------------
                       Trusted Investment Advisers Corp.                          Operating             MN                 NY
      ------------------------------------------------------------------------------------------------------------------------------


                                                                                                              Parent's    Comments
                                                                                               Number of      Percent of    (e.g.,
                                                                                    Federal     Shares        Ownership    Basis of
                                                                                   Tax ID #      Owned        or Control    Control)
                                                                                   ---------     -----        ----------  ----------
AXA Financial, Inc.
--------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
      ------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                       13-4139153
      ------------------------------------------------------------------------------------------
              Vercoe Insurance Agency, Inc.                                        31-0925501         2,997        100.00%
              ----------------------------------------------------------------------------------
              Advest Capital, Inc.                                                 06-1421694         1,000        100.00%
              ----------------------------------------------------------------------------------
              Billings and Company, Inc.                                           06-0968848                      100.00%
              ----------------------------------------------------------------------------------
                   Billings Management Co.                                         06-1053345           500        100.00%
              ----------------------------------------------------------------------------------
              Boston Advisors, Inc.                                                04-2805120           100        100.00%
              ----------------------------------------------------------------------------------
              Advest Transfer Services, Inc.                                       06-1583738           100        100.00%
              ----------------------------------------------------------------------------------
              Advest, Inc.                                                         06-0950348         1,000        100.00%
              ----------------------------------------------------------------------------------
                   Balanced Capital Services, Inc.                                 06-0878468         1,000        100.00%
                   -----------------------------------------------------------------------------
                   Advest Insurance Agency, Inc.                                   04-2590954            75        100.00%
              ----------------------------------------------------------------------------------
              Independent Portfolio Consultants, Inc.                              90-0001325                      100.00%
              ----------------------------------------------------------------------------------
              A. B. Realty Corp.                                                   06-1227868                      100.00%
              ----------------------------------------------------------------------------------
              Bank Street Management Company                                       06-1410955                      100.00%
              ----------------------------------------------------------------------------------
              Advest Mortgages, Inc.                                               06-1545819         1,000        100.00%
      ------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                  75-2961816                      100.00%
      ------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                13-4194065                      100.00%
      ------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                  13-4194080                      100.00%
      ------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                           54-1533186                      100.00%
      ------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                                54-1968996                      100.00%
      ------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                           13-3976138                      100.00%
      ------------------------------------------------------------------------------------------
          MONY Life Insurance Company *                                            13-1632487                      100.00%
          --------------------------------------------------------------------------------------
              MONY International Holdings, LLC                                     13-3790446                      100.00%
              ----------------------------------------------------------------------------------
                   MONY International Life Insurance Co. Seguros de Vida S.A.      98-0157781                      100.00%
                   -----------------------------------------------------------------------------
                   MONY Financial Resources of the Americas Limited                                                 99.00%
                   -----------------------------------------------------------------------------
                   MONY Bank & Trust Company of the Americas, Ltd.                 98-0152047                      100.00%
                   -----------------------------------------------------------------------------
                       MONY Consultoria e Corretagem de Seguros Ltda.                                               99.00%
                       -------------------------------------------------------------------------
                       MONY Life Insurance Company of the Americas, Ltd.           98-0152046                      100.00%
              ----------------------------------------------------------------------------------
              MONY Life Insurance Company of America                               86-0222062                      100.00%
              ----------------------------------------------------------------------------------
                   Enterprise Accumulation Trust                                   58-6303987                      100.00%
                   -----------------------------------------------------------------------------
                   Mony Series Funds, Inc.                                         13-3388742                      100.00%
              ----------------------------------------------------------------------------------
              Sagamore Financial, LLC                                              31-1296919     1,993,940        100.00%
              ----------------------------------------------------------------------------------
                   U.S. Financial Life Insurance Company *                         38-2046096       405,000        100.00%
              ----------------------------------------------------------------------------------
              MONY Financial Services, Inc.                                        11-3722370         1,000        100.00%
              ----------------------------------------------------------------------------------
                   Financial Marketing Agency, Inc.                                31-1465146            99         99.00%
                   -----------------------------------------------------------------------------
                   MONY Brokerage, Inc.                                            22-3015130         1,500        100.00%
                   -----------------------------------------------------------------------------
                       MBI Insurance Agency of Ohio, Inc.                          31-1562855             5        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Alabama, Inc.                       62-1699522             1        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Texas, Inc.                         74-2861481            10        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Massachusetts, Inc.                 06-1496443             5        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Washington, Inc.                    91-1940542             1        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of New Mexico, Inc.                    62-1705422             1        100.00%
                   -----------------------------------------------------------------------------
                   1740 Ventures, Inc.                                             13-2848244         1,000        100.00%
                   -----------------------------------------------------------------------------
                   Enterprise Capital Management, Inc.                             58-1660289           500        100.00%
                   -----------------------------------------------------------------------------
                       Enterprise Fund Distributors, Inc.                          22-1990598         1,000        100.00%
                   -----------------------------------------------------------------------------
                   MONY Assets Corp.                                               13-2662263       200,000        100.00%
                   -----------------------------------------------------------------------------
                       MONY Benefits Management Corp.                              13-3363383         9,000         90.00%
                       -------------------------------------------------------------------------
                       MONY Benefits Service Corp.                                 13-4194349         2,500         90.00%
                   -----------------------------------------------------------------------------
                   1740 Advisers, Inc.                                             13-2645490        14,600        100.00%
                   -----------------------------------------------------------------------------
                   MONY Securities Corporation                                     13-2645488         7,550        100.00%
                   -----------------------------------------------------------------------------
                       Trusted Insurance Advisers General Agency Corp.             41-1941465         1,000        100.00%
                       -------------------------------------------------------------------------
                       Trusted Investment Advisers Corp.                           41-1941464             1        100.00%
      ------------------------------------------------------------------------------------------

   -  Advest Trust Company merged into Frontier Trust Company in 2004
   -  As of February 18, 2005, MONY Realty Capital, Inc. was sold to MMA.
   -  As of February 2005, MONY Realty Parnters, Inc. was dissolved
   - MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLCand an individual holds one share of it stock for Jamaican regulatory reasons.
   - MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLCand an individual holds one share of it stock for Brazilian regulatory reasons.

Item 27. Number of Contractowners

         As of February 28, 2005, there were 23,919 owners of the contracts offered by the registrant under this Registration Statement.


Item 28. Indemnification

     (a) Indemnification of Directors and Officers

         The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                 (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

               (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                      (b) To the extent permitted by the law of the State of New
                          York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

          The directors and officers of AXA Equitable are insured under policies issued by Lloyd's of London, X.L. Insurance Company, Arch Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b) Indemnification of Principal Underwriters
         -----------------------------------------
         To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

     (c) Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters

     (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49, 301, FP, EQ Advisors Trust, AXA Premier VIP Trust and of MONY Variable Account A, MONY Variable Account L, MONY Life of America Variable Account A and MONY Life of America Variable Account L. In addition, AXA Advisors, LLC is the principal underwriter for Separate Accounts 45, A and I. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Assistant Vice President and Director

*Jerald E. Hampton                    Director

*Robert S. Jones, Jr.                 Chairman of the Board and Director

*Ned Dane                             President and Director

*Richard Dziadzio                     Director

*Robert Wright                        Director

 Edward J. Hayes                      Executive Vice President
 200 Plaza Drive
 Secaucus, NJ  07096

 Stephen T. Burnthall                 Senior Vice President
 6435 Shiloh Road
 Suite A
 Alpharetta, GA  30005

 Janell Chan                          Senior Vice President
 10840 Ballantyne Commons Parkway
 Charlotte, North Carolina 28277

 James Goodwin                        Senior Vice President
 333 Thornall Street
 Edison, NJ 08837

 Jeffrey Green                        Senior Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Kevin R. Byrne                       Senior Vice President and Treasurer

*Jill Cooley                          Chief Operating Officer and Director

*David Cerza                          First Vice President

*Donna M. Dazzo                       First Vice President

*Amy Franceschini                     First Vice  President

*Beth Andreozzi                       Vice President and Deputy General Counsel

*Peter Mastrantuono                   First Vice President

*Raymond T. Barry                     Vice President

*Michael Brzozowski                   Vice President

*Claire A. Comerford                  Vice President

*David Mahler                         Vice President and Compliance Officer

*Mark D. Godofsky                     Senior Vice President and Controller

*Janet Friedman                       Vice President

*Stuart Abrams                        Senior Vice President and General Counsel

*Patricia Roy                         Vice President and Chief Compliance
                                      Officer

*Linda J. Galasso                     Assistant Secretary

*Francesca Divone                     Secretary

*Michael Higgins                      Vice President

*Gary Gordon                          Vice President

 Gisela Jackson                       Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Frank Massa                          Vice President

*Carolann Matthews                    Vice President

*Jose Montengro                       Vice President

*Roger Pacheco                        Vice President

 Edna Russo                           Vice President
 333 Thornall Street
 Edison, NJ 08837

*Michael Ryniker                      Vice President

*Frank Acierno                        Assistant Vice President

*Ruth Shorter                         Assistant Vice President

*Richard Morin                        Assistant Vice President

*Irina Gyula                          Assistant Vice President

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA DISTRIBUTORS, LLC)
----------------                      --------------------------------------

Jerald Hampton                        Director and Chairman of the Board,
                                      President and Chief Executive Officer

Laura Pantaleo                        Director and Executive Vice President
                                      and Head of Strategic Business Development

James Muller                          Director, Executive Vice President and
                                      Chief Sales Director

Michael McDaniel                      Executive Vice President and National
                                      Sales Manager, Broker/Dealer

Michael Brandreit                     Executive Vice President and National
                                      Sales Manager, Financial Institutions

Megan Condron                         Senior Vice President and National
                                      Accounts Director, Broker/Dealer

Harry Johnson                         Senior Vice President

Jeff Herman                           Senior Vice President

Anthea Perkinson                      Senior Vice President and National
                                      Accounts Director, Financial Institutions

Nelida Garcia                         Senior Vice President

Daniel Roebuck                        Senior Vice President

Bryan Tutor                           Executive Vice President and Chief
                                      Administrative Officer

Kristin Brown                         Senior Vice President


         (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30.  Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 200 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.


Item 31. Management Services

         Not applicable.


Item 32. Undertakings

The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          AXA Equitable represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Certificates. AXA Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for AXA Equitable to earn a profit, the degree to which the Certificates include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all certificates sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages, or riders to any Certificate or prospectus, or otherwise.

          The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                   SIGNATURES



     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b)(1)(vii) for effectiveness of this amendment to the Registration Statement and has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 20th day of April, 2005.




                                        SEPARATE ACCOUNT No. 49 OF
                                        AXA EQUITABLE LIFE INSURANCE COMPANY
                                                    (Registrant)

                                        By: AXA Equitable Life Insurance Company
                                                    (Depositor)


                                        By: /s/ Dodie Kent
                                           ---------------------
                                        Dodie Kent
                                        Vice President and Counsel
                                        AXA Equitable Life
                                        Insurance Company

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 20th day of April, 2005.




                                           AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)


                                           By: /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Counsel
                                              AXA Equitable Life Insurance
                                              Company



         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert            John C. Graves                Scott D. Miller
Christopher M. Condron      Mary R. (Nina) Henderson      Joseph H. Moglia
Henri de Castries           James F. Higgins              Peter J. Tobin
Claus-Michael Dill          W. Edwin Jarmain              Stanley B. Tulin
Denis Duverne               Christina Johnson










*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 20, 2005
                                       C-9

                                 EXHIBIT INDEX

EXHIBIT NO.                                                         TAG VALUE
-----------                                                         ---------


    3(i)       Form of Brokerage General Agent Sales Agreement      EX-99.3i
               with Schedule and Amendment to Brokerage
               General Agent Sales Agreement among [Brokerage
               General Agent] and AXA Distributors, LLC, AXA
               Distributors Insurance Agency, LLC, AXA
               Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of
               Massachusetts, LLC.

    3(j)       Form of Wholesale Broker-Dealer Supervisory and      EX-99.3j
               Sales Agreement among [Broker-Dealer] and AXA
               Distributors, LLC.

    4(a)(u)    Form of Guaranteed Withdrawal Benefit ("GWB")        EX-99.4au
               Rider [also known as "Principal Protector"]
               (2004GWB-A (rev 2/05)).

    4(a)(v)    Form of Guaranteed Withdrawal Benefit ("GWB")        EX-99.4av
               Rider [also known as "Principal Protector"]
               (2004GWB-B (rev 2/05)).

    4(a)(w)    Form of Guaranteed Withdrawal Benefit ("GWB")        EX-99.4aw
               Rider [also known as "Principal Protector"]
               (2004GWB-A1 (rev 2/05)).

    4(a)(x)    Form of Guaranteed Withdrawal Benefit ("GWB")        EX-99.4ax
               Rider [also known as "Principal Protector"]
               (2004GWB-B1 (rev 2/05)).

    4(a)(y)    Form of Change of Ownership Endorsement              EX-99.4ay
               (2004COO).

    4(a)(z)    Form of Endorsement Applicable to TSA Contracts      EX-99.4az
               (2004TSA).

    9(c)       Opinion and Consent of Counsel.                      EX-99.9c

   10(a)       Consent of PricewaterhouseCoopers LLP.               EX-99.10a

   10(f)       Powers of Attorney.                                  EX-99.10f

   26          Abbreviated AXA Organizational Chart and AXA         EX-99.26
               Organizational Chart.

                                     C-10